UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

●	PIMCO Funds—PIMCO Global Core Asset Allocation Fund
●	PIMCO Funds—Bond Funds
●	PIMCO Funds—Credit Bond Funds
●	PIMCO Funds—Fundamental Index Funds
●	PIMCO Funds—International Bond Funds
●	PIMCO Funds—Municipal Value Funds
●	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
●	PIMCO Funds—PIMCO Climate Bond Fund
●	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
●	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
●	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
●	PIMCO Funds—PIMCO High Yield Fund
●	PIMCO Funds—PIMCO Income Fund

To be filed under the immediately following companion submission on Form N-CSR:

●	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
●	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
●	PIMCO Funds—PIMCO Low Duration Fund
●	PIMCO Funds—PIMCO Real Return Fund
●	PIMCO Funds—PIMCO Short-Term Fund
●	PIMCO Funds—PIMCO Total Return Fund
●	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
●	PIMCO Funds—Private Account Portfolio Series – Sector Funds Series - I
●	PIMCO Funds—Private Account Portfolio Series
●	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
●	PIMCO Funds—Real Return Strategy Funds
●	PIMCO Funds—Short Duration Strategy Funds
●	PIMCO Funds—StocksPLUS® Funds
●	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Global Core Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news

2	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Important Information About the PIMCO Global Core Asset Allocation Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Asset Allocation Fund (the “Fund”).

The PIMCO Global Core Asset Allocation Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Global Core Asset Allocation Fund also may invest its respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Global Core Asset Allocation Fund (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of

6	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Global Core Asset Allocation Fund (Cont.)

distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and I-2 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	Class A	Class C	Diversification Status

PIMCO Global Core Asset Allocation Fund	10/29/08	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one

8	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO Global Core Asset Allocation Fund (Cont.)

of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

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ANNUAL REPORT	MARCH 31, 2023	11

PIMCO Global Core Asset Allocation Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (10/29/08)
PIMCO Global Core Asset Allocation Fund Institutional Class	(8.42)%	3.89%	3.52%	5.16%
PIMCO Global Core Asset Allocation Fund I-2	(8.46)%	3.80%	3.43%	5.07%
PIMCO Global Core Asset Allocation Fund Class A	(8.87)%	3.43%	3.00%	4.62%
PIMCO Global Core Asset Allocation Fund Class A (adjusted)	(13.86)%	2.27%	2.42%	4.34%
PIMCO Global Core Asset Allocation Fund Class C	(9.45)%	2.66%	2.23%	3.84%
PIMCO Global Core Asset Allocation Fund Class C (adjusted)	(10.35)%	2.66%	2.23%	3.84%
60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index	(5.75)%	4.83%	5.80%	7.34%
Lipper Alternative Global Macro Funds Average	(3.50)%	2.36%	2.47%	4.31%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund expenses), were 1.10% for Institutional Class shares, 1.20% for I-2 shares, 1.55% for Class A shares, and 2.30% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Institutional Class - PGAIX	I-2 - PGAPX	Class A - PGMAX	Class C - PGMCX

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	51.0%
U.S. Government Agencies	9.6%
Asset-Backed Securities	10.3%
Sovereign Issues	7.8%
Common Stocks	5.9%
Real Estate Investment Trusts	5.6%
Corporate Bonds & Notes	2.5%
U.S. Treasury Obligations	5.0%
Non-Agency Mortgage-Backed Securities	1.0%
Other	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Global Core Asset Allocation Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to investment grade corporate credit spreads contributed to relative performance, as investment grade corporate credit spreads widened.

»	Underweight exposure to British pound contributed to relative performance as the currency lost value relative to U.S. dollar.

»	Japanese duration, particularly underweight exposure to the middle and long portions of the Japanese yield curve, contributed to relative performance as yields on this portion of the curve increased.

»	U.S. duration, particularly overweight exposure to the short portion of the U.S. yield curve, detracted from relative performance as yields on this portion of the curve rose.
»	For the three month period ended June 30, 2022, overweight exposure to U.S. equities, when U.S. equities posted negative returns, detracted from relative performance.

»	For the nine-month period ended March 31, 2023, underweight exposure to U.S. equities, when U.S. equities posted positive returns, detracted from relative performance.

»	European duration, particularly modest overweight exposure to the short and middle portion of the European yield curve, detracted from relative performance, as yields on this portion of the curve rose.

»	Overweight exposure to securitized credit spreads, particularly non-agency residential mortgage-backed security (“MBS”) spreads, detracted from relative performance, as non-agency residential MBS spreads widened.

ANNUAL REPORT	MARCH 31, 2023	13

Expense Example PIMCO Global Core Asset Allocation Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,091.50	$5.48	$1,000.00	$1,019.70	$5.29	1.05%
I-2	1,000.00	1,091.80	6.00	1,000.00	1,019.20	5.79	1.15
Class A	1,000.00	1,089.20	7.81	1,000.00	1,017.45	7.54	1.50
Class C	1,000.00	1,085.30	11.70	1,000.00	1,013.71	11.30	2.25

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Benchmark Description

Index*	Benchmark Description

60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index	The benchmark is a blend of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices. Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO Global Core Asset Allocation Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2023	$13.84	$0.30	$(1.47)	$(1.17)	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2022	13.58	0.19	0.09	0.28	(0.01)	0.00	(0.01)	(0.02)

03/31/2021	10.80	0.14	3.85	3.99	(1.21)	0.00	0.00	(1.21)

03/31/2020	12.58	0.34	(1.50)	(1.16)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.55	0.30	0.12	0.42	(0.34)	0.00	(0.05)	(0.39)

I-2

03/31/2023	13.80	0.29	(1.46)	(1.17)	(0.17)	0.00	0.00	(0.17)

03/31/2022	13.55	0.17	0.10	0.27	(0.01)	0.00	(0.01)	(0.02)

03/31/2021	10.78	0.12	3.85	3.97	(1.20)	0.00	0.00	(1.20)

03/31/2020	12.56	0.32	(1.49)	(1.17)	(0.61)	0.00	0.00	(0.61)

03/31/2019	12.53	0.29	0.12	0.41	(0.33)	0.00	(0.05)	(0.38)

Class A

03/31/2023	13.63	0.24	(1.44)	(1.20)	(0.13)	0.00	0.00	(0.13)

03/31/2022	13.42	0.12	0.10	0.22	0.00	0.00	(0.01)	(0.01)

03/31/2021	10.70	0.06	3.82	3.88	(1.16)	0.00	0.00	(1.16)

03/31/2020	12.47	0.27	(1.47)	(1.20)	(0.57)	0.00	0.00	(0.57)

03/31/2019	12.44	0.24	0.13	0.37	(0.29)	0.00	(0.05)	(0.34)

Class C

03/31/2023	13.17	0.14	(1.38)	(1.24)	(0.07)	0.00	0.00	(0.07)

03/31/2022	13.06	0.01	0.10	0.11	0.00	0.00	0.00	0.00

03/31/2021	10.41	0.01	3.67	3.68	(1.03)	0.00	0.00	(1.03)

03/31/2020	12.13	0.19	(1.46)	(1.27)	(0.45)	0.00	0.00	(0.45)

03/31/2019	12.11	0.14	0.13	0.27	(0.20)	0.00	(0.05)	(0.25)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

16	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year(a)	Total Return(d)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.49	(8.42)%	$129,288	1.01%	1.09%	0.92%	1.00%	2.40%	359%

13.84	2.06	163,073	0.86	1.00	0.85	0.99	1.31	119

13.58	38.21	167,863	0.85	1.00	0.84	0.99	1.09	182

10.80	(9.46)	121,437	1.13	1.36	0.80	1.03	2.70	511

12.58	3.46	201,102	1.17	1.42	0.77	1.02	2.41	551

12.46	(8.46)	27,407	1.11	1.19	1.02	1.10	2.29	359

13.80	1.97	36,705	0.96	1.10	0.95	1.09	1.21	119

13.55	38.06	42,347	0.95	1.10	0.94	1.09	0.91	182

10.78	(9.56)	34,956	1.23	1.46	0.90	1.13	2.53	511

12.56	3.37	45,560	1.27	1.52	0.87	1.12	2.34	551

12.30	(8.80)	99,502	1.46	1.54	1.37	1.45	1.95	359

13.63	1.64	125,611	1.31	1.45	1.30	1.44	0.86	119

13.42	37.47	130,491	1.30	1.45	1.29	1.44	0.51	182

10.70	(9.83)	85,249	1.58	1.81	1.25	1.48	2.13	511

12.47	3.03	95,828	1.62	1.87	1.22	1.47	1.98	551

11.86	(9.45)	4,713	2.21	2.29	2.12	2.20	1.16	359

13.17	0.84	7,900	2.06	2.20	2.05	2.19	0.11	119

13.06	36.47	10,493	2.05	2.20	2.04	2.19	0.11	182

10.41	(10.54)	31,859	2.33	2.56	2.00	2.23	1.54	511

12.13	2.27	62,647	2.37	2.62	1.97	2.22	1.20	551

ANNUAL REPORT	MARCH 31, 2023	17

Consolidated Statement of Assets and Liabilities PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$199,083
Investments in Affiliates	84,862

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,238
Over the counter	2,049
Cash	1
Deposits with counterparty	10,164
Foreign currency, at value	3,587
Receivable for investments sold	1,031
Receivable for investments sold on a delayed-delivery basis	278
Receivable for TBA investments sold	23,728
Receivable for Fund shares sold	71
Interest and/or dividends receivable	1,035
Dividends receivable from Affiliates	340
Reimbursement receivable from PIMCO	15

Total Assets	328,482

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,289
Payable for short sales	9,358

Financial Derivative Instruments
Exchange-traded or centrally cleared	478
Over the counter	2,292
Payable for investments purchased	490
Payable for investments in Affiliates purchased	340
Payable for TBA investments purchased	47,329
Deposits from counterparty	1,442
Payable for Fund shares redeemed	260
Accrued investment advisory fees	219
Accrued supervisory and administrative fees	36
Accrued distribution fees	3
Accrued servicing fees	23
Other liabilities	13

Total Liabilities	67,572

Net Assets	$260,910

Net Assets Consist of:

Paid in capital	$363,067
Distributable earnings (accumulated loss)	(102,157)

Net Assets	$260,910

Cost of investments in securities	$201,308
Cost of investments in Affiliates	$86,224
Cost of foreign currency held	$3,584
Proceeds received on short sales	$9,257
Cost or premiums of financial derivative instruments, net	$(829)

* Includes repurchase agreements of:	$30,637

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$129,288
I-2	27,407
Class A	99,502
Class C	4,713

Shares Issued and Outstanding:

Institutional Class	10,349
I-2	2,200
Class A	8,089
Class C	397

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.49
I-2	12.46
Class A	12.30
Class C	11.86

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	19

Consolidated Statement of Operations PIMCO Global Core Asset Allocation Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$5,061
Dividends, net of foreign taxes**	910
Dividends from Investments in Affiliates	3,451
Total Income	9,422

Expenses:

Investment advisory fees	2,594
Supervisory and administrative fees	436
Distribution and/or servicing fees - Class A	268
Distribution and/or servicing fees - Class C	58
Trustee fees	2
Interest expense	237
Total Expenses	3,595
Waiver and/or Reimbursement by PIMCO	(230)
Net Expenses	3,365

Net Investment Income (Loss)	6,057

Net Realized Gain (Loss):

Investments in securities	(14,081)
Investments in Affiliates	(5,228)
Exchange-traded or centrally cleared financial derivative instruments	(12,741)
Over the counter financial derivative instruments	7,239
Short sales	(8)
Foreign currency	(730)

Net Realized Gain (Loss)	(25,549)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,164)
Investments in Affiliates	1,685
Exchange-traded or centrally cleared financial derivative instruments	(9,975)
Over the counter financial derivative instruments	383
Short sales	(59)
Foreign currency assets and liabilities	(12)

Net Change in Unrealized Appreciation (Depreciation)	(10,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,634)

* Foreign tax withholdings - Interest	$7

** Foreign tax withholdings - Dividends	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,057	$3,924
Net realized gain (loss)	(25,549)	(10,155)
Net change in unrealized appreciation (depreciation)	(10,142)	13,368

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,634)	7,137

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,949)	(130)
I-2	(408)	(29)
Class A	(1,111)	(51)
Class C	(32)	(0)

Tax basis return of capital
Institutional Class	0	(118)
I-2	0	(26)
Class A	0	(46)
Class C	0	(0)

Total Distributions(a)	(3,500)	(400)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(39,245)	(24,642)

Total Increase (Decrease) in Net Assets	(72,379)	(17,905)

Net Assets:

Beginning of year	333,289	351,194
End of year	$260,910	$333,289

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	21

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.3%

CORPORATE BONDS & NOTES 2.8%

BANKING & FINANCE 0.9%

Avolon Holdings Funding Ltd.
4.250% due 04/15/2026	$100	$94

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	400	384

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(b)	700	88

Sunac China Holdings Ltd.
8.350% due 04/19/2023 ^(b)	400	97

UniCredit SpA
7.830% due 12/04/2023	800	807

Ursa Re II Ltd.
8.624% (T-BILL 3MO + 3.750%) due 12/07/2027 ~	600	591

VICI Properties LP
3.875% due 02/15/2029	400	356

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(b)	700	25

		2,442

INDUSTRIALS 1.1%

American Airlines Pass-Through Trust
3.575% due 07/15/2029	276	255

Berry Global, Inc.
4.875% due 07/15/2026	1,200	1,171

Broadcom, Inc.
3.137% due 11/15/2035	521	401

DAE Funding LLC
1.625% due 02/15/2024	200	191

Energy Transfer LP
3.750% due 05/15/2030	900	831

		2,849

UTILITIES 0.8%

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	1,500	1,474

Pacific Gas & Electric Co.
2.500% due 02/01/2031	600	487

		1,961

Total Corporate Bonds & Notes (Cost $9,325)		7,252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (a)	$800	$510

Total Convertible Bonds & Notes (Cost $786)		510

U.S. GOVERNMENT AGENCIES 10.4%

Freddie Mac
5.234% due 07/15/2041 •	443	439

Ginnie Mae
3.858% due 08/20/2068 •	381	371
5.459% due 09/20/2071 ~	2,393	2,381

Uniform Mortgage-Backed Security
4.000% due 10/01/2040	2	2

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2053	4,700	3,890
2.500% due 05/01/2053	2,600	2,244
3.000% due 05/01/2053	1,800	1,617
3.500% due 05/01/2053	1,800	1,674
4.000% due 05/01/2053	4,200	4,019
4.500% due 05/01/2053	10,600	10,389

Total U.S. Government Agencies (Cost $27,009)		27,026

U.S. TREASURY OBLIGATIONS 5.5%

U.S. Treasury Bonds
1.375% due 11/15/2040 (m)(o)	2,700	1,862
4.000% due 11/15/2042	2,050	2,106
4.000% due 11/15/2052	1,550	1,646

U.S. Treasury Inflation Protected Securities (g)
1.125% due 01/15/2033 (k)	8,639	8,624

Total U.S. Treasury Obligations (Cost $14,883)		14,238

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Alliance Bancorp Trust
5.325% due 07/25/2037 •	197	165

Bear Stearns Adjustable Rate Mortgage Trust
3.539% due 08/25/2033 ~	33	30
3.564% due 07/25/2036 ^~	52	45
4.594% due 02/25/2036 ^~	33	29

Countrywide Alternative Loan Trust
4.138% due 02/25/2036 •	93	82
5.145% due 07/25/2035 •	333	261
5.165% due 09/25/2047 •	80	68

Countrywide Home Loan Mortgage Pass-Through Trust
3.512% due 09/20/2036 ^~	54	46

22	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.485% due 03/25/2035 •		$41	$37
6.000% due 04/25/2036		157	87

Impac CMB Trust
5.465% due 04/25/2035 •		76	70
5.490% due 04/25/2035 •		98	89

Residential Accredit Loans, Inc. Trust
6.000% due 12/25/2036		43	34

Structured Adjustable Rate Mortgage Loan Trust
3.845% due 01/25/2035 ~		3	3

Structured Asset Mortgage Investments Trust
5.261% due 07/19/2035 •		16	14

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	682	841

WaMu Mortgage Pass-Through Certificates Trust
5.505% due 01/25/2045 •		$1,119	1,005

Total Non-Agency Mortgage-Backed Securities (Cost $3,146)			2,906

ASSET-BACKED SECURITIES 11.2%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •		600	590

Aames Mortgage Investment Trust
5.325% due 04/25/2036 •		86	76

ACE Securities Corp. Home Equity Loan Trust
5.325% due 06/25/2036 •		120	84
5.745% due 08/25/2035 •		140	134
6.645% due 06/25/2034 •		5	6

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		993	982

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •		506	502

Apidos CLO
5.695% due 07/18/2029 •		700	694

Ares CLO Ltd.
5.662% due 01/15/2029 •		917	909

Argent Securities Trust
5.145% due 07/25/2036 •		256	221
5.325% due 05/25/2035 •		340	303

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		247	245
5.822% due 01/17/2032 •		100	98

Carlyle Global Market Strategies CLO Ltd.
5.819% due 08/14/2030 •		1,152	1,140

Catamaran CLO Ltd.
5.915% due 04/22/2030 •		569	563

CIFC Funding Ltd.
5.766% due 10/24/2030 •		388	383

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •		207	206

Citigroup Mortgage Loan Trust
5.280% due 11/25/2036 ~		55	54

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
5.345% due 03/25/2037 •		$556	$519

Countrywide Asset-Backed Certificates Trust
4.985% due 05/25/2035 •		27	26

Crestline Denali CLO Ltd.
5.955% due 10/23/2031 •		399	392

Dryden CLO Ltd.
5.908% due 01/17/2033 •		300	295

Elevation CLO Ltd.
5.768% due 10/25/2030 •		837	829

First Franklin Mortgage Loan Trust
5.550% due 11/25/2036 •		1,077	1,025

Fremont Home Loan Trust
4.980% due 10/25/2036 •		484	403

Gallatin CLO Ltd.
5.169% due 07/15/2031 •		300	294

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		850	841

KKR CLO Ltd.
5.735% due 07/18/2030 •		224	222

LCM LP
5.668% due 07/19/2027 •		697	690

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		401	288

Long Beach Mortgage Loan Trust
5.445% due 01/25/2036 •		1,166	1,041

Madison Park Funding Ltd.
5.798% due 04/20/2032 •		250	246

Magnetite Ltd.
5.744% due 11/15/2028 •		776	768

Man GLG Euro CLO DAC
3.158% due 01/15/2030 •	EUR	124	132

Oaktree CLO Ltd.
5.925% due 04/22/2030 •		$250	245
5.928% due 10/20/2032 ~		250	245

OCP Euro CLO DAC
3.273% due 09/22/2034 •	EUR	500	527

Octagon Investment Partners Ltd.
5.869% due 02/14/2031 ~		$300	294

OSD CLO Ltd.
5.662% due 04/17/2031 •		492	484

OZLM Ltd.
5.772% due 10/17/2029 ~		324	320
5.908% due 10/20/2031 •		250	246
5.968% due 07/20/2032 •		400	394
6.052% due 10/30/2030 •		277	274

Palmer Square CLO Ltd.
5.792% due 10/17/2031 •		100	99

Palmer Square European Loan Funding DAC
3.068% due 04/15/2031 •	EUR	334	355

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	23

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
5.592% due 10/15/2029 •		$1,777	$1,754
5.608% due 07/20/2029 •		1,073	1,060

Popular ABS Mortgage Pass-Through Trust
5.340% due 07/25/2036 •		100	93

Rad CLO Ltd.
5.936% due 07/24/2032 •		600	589

Saranac CLO Ltd.
6.294% due 08/13/2031 •		400	396

Segovia European CLO DAC
3.222% due 07/20/2032 •	EUR	300	318

Sound Point CLO Ltd.
5.788% due 10/20/2030 •		$900	887
5.798% due 07/25/2030 ~		365	360
6.018% due 07/20/2032 •		500	491

Stratus CLO Ltd.
5.758% due 12/29/2029 •		344	340

Structured Asset Securities Corp. Mortgage Loan Trust
5.415% due 10/25/2036 ~		59	58
5.640% due 02/25/2036 •		100	92

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		215	212

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •		500	493

TCW CLO Ltd.
5.788% due 04/25/2031 •		500	493

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •		600	588

Venture CLO Ltd.
5.798% due 07/20/2030 •		497	490
5.962% due 07/30/2032 •		1,000	980

Vibrant CLO Ltd.
5.913% due 06/20/2029 ~		118	117
5.928% due 07/20/2032 •		300	292

Voya CLO Ltd.
5.792% due 10/15/2030 •		243	240

Wellfleet CLO Ltd.
5.698% due 07/20/2029 •		239	236

Total Asset-Backed Securities (Cost $29,540)			29,263

SOVEREIGN ISSUES 8.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		368	93
1.500% due 07/09/2035 þ		242	59
15.500% due 10/17/2026	ARS	1,490	1

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2023 (e)	BRL	15,400	2,854

China Government International Bond
2.850% due 06/04/2027	CNY	48,410	7,101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colombian TES
7.000% due 03/26/2031	COP	1,948,400	$322
7.750% due 09/18/2030		14,600,000	2,560
13.250% due 02/09/2033		5,040,200	1,163

Japan Government International Bond
1.700% due 09/20/2044	JPY	310,000	2,607

Peru Government International Bond
1.862% due 12/01/2032		$900	682

Provincia de Buenos Aires
73.663% due 04/12/2025	ARS	1,150	2

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	999

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	25,000	1,495

Spain Government International Bond
0.700% due 04/30/2032	EUR	1,800	1,572

United Kingdom Gilt
0.625% due 10/22/2050	GBP	1,000	566

Total Sovereign Issues (Cost $22,893)			22,076

		SHARES
COMMON STOCKS 6.5%

COMMUNICATION SERVICES 0.1%

Baidu, Inc. SP - ADR (c)		2,400	362

CONSUMER DISCRETIONARY 1.6%

Alibaba Group Holding Ltd. SP - ADR (c)		2,800	286

ANTA Sports Products Ltd.		21,600	314

Galaxy Entertainment Group Ltd. (c)		47,000	314

Gree Electric Appliances, Inc.of Zhuhai ‘A’		61,400	328

H World Group Ltd. ADR (c)		6,900	338

Haier Smart Home Co. Ltd. ‘H’		83,400	262

JD.com, Inc. ADR		5,300	233

Li Ning Co. Ltd.		35,000	276

Meituan ‘B’ (c)		15,000	274

Pinduoduo, Inc. ADR (c)		3,300	251

Sands China Ltd. (c)		88,800	309

Shenzhou International Group Holdings Ltd.		24,900	261

Tencent Holdings Ltd.		6,600	324

Trip.com Group Ltd. ADR (c)		8,700	328

			4,098

24	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.6%

China Mengniu Dairy Co. Ltd.	67,000	$275

China Resources Beer Holdings Co. Ltd.	42,000	337

Inner Mongolia Yili Industrial Group Co. Ltd. ‘A’	64,884	275

Kweichow Moutai Co. Ltd. ‘A’	1,100	291

Wuliangye Yibin Co. Ltd. ‘A’	10,700	307

		1,485

ENERGY 0.1%

EOG Resources, Inc.	1,200	137

Exxon Mobil Corp.	1,300	143

		280

FINANCIALS 1.5%

Bank of America Corp.	33,700	964

Citigroup, Inc.	21,500	1,008

JPMorgan Chase & Co.	7,400	965

Wells Fargo & Co.	25,200	942

		3,879

HEALTH CARE 2.3%

AbbVie, Inc.	1,900	303

Biogen, Inc. (c)	600	167

Elevance Health, Inc.	1,647	757

Exact Sciences Corp. (c)	2,337	158

Exelixis, Inc. (c)	20,306	394

Halozyme Therapeutics, Inc. (c)	9,559	365

Hologic, Inc. (c)	3,111	251

Incyte Corp. (c)	6,043	437

Moderna, Inc. (c)	1,000	154

Molina Healthcare, Inc. (c)	626	167

Neurocrine Biosciences, Inc. (c)	1,220	124

Pfizer, Inc.	6,300	257

Regeneron Pharmaceuticals, Inc. (c)	1,217	1,000

Seagen, Inc. (c)	808	164

United Therapeutics Corp. (c)	1,774	397

Vertex Pharmaceuticals, Inc. (c)	2,813	886

		5,981

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.2%

Activision Blizzard, Inc.	1,668	$143

NetApp, Inc.	4,717	301

		444

MATERIALS 0.1%

CF Industries Holdings, Inc.	1,800	130

Mosaic Co.	2,300	106

Nutrien Ltd.	1,300	96

		332

Total Common Stocks (Cost $17,232)		16,861

PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

Bank of America Corp.
5.875% due 03/15/2028 •(h)	290,000	262

Nationwide Building Society
10.250% ~	1,489	220

Total Preferred Securities (Cost $580)		482

REAL ESTATE INVESTMENT TRUSTS 6.1%

REAL ESTATE 6.1%

Agree Realty Corp.	14,473	993

American Tower Corp.	3,455	706

Apartment Income REIT Corp.	21,788	780

Equinix, Inc.	1,025	739

Equity LifeStyle Properties, Inc.	10,659	716

Equity Residential	13,954	837

First Industrial Realty Trust, Inc.	21,867	1,163

Gaming & Leisure Properties, Inc.	16,967	883

Host Hotels & Resorts, Inc.	47,599	785

Invitation Homes, Inc.	36,761	1,148

Life Storage, Inc.	3,658	480

National Storage Affiliates Trust	9,107	380

Prologis, Inc.	14,809	1,848

Public Storage	1,600	483

RLJ Lodging Trust	48,491	514

SBA Communications Corp.	3,178	830

Simon Property Group, Inc.	7,993	895

Sun Communities, Inc.	4,891	689

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		SHARES	MARKET VALUE (000S)

Sunstone Hotel Investors, Inc.		20,000	$198

VICI Properties, Inc.		28,382	926

Total Real Estate Investment Trusts (Cost $13,823)			15,993

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 23.9%

REPURCHASE AGREEMENTS (j) 11.7%
			30,637

ARGENTINA TREASURY BILLS 0.0%
8.517% due 09/18/2023 (e)(f)	ARS	598	1

JAPAN TREASURY BILLS 11.9%
(0.167)% due 04/10/2023 - 06/12/2023 (d)(e)	JPY	4,134,000	31,143

U.S. TREASURY BILLS 0.3%
4.502% due 04/06/2023 - 04/25/2023 (d)(e)(o)		$696	695

Total Short-Term Instruments (Cost $62,091)			62,476

Total Investments in Securities (Cost $201,308)			199,083

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 32.5%

MUTUAL FUNDS (i) 1.0%

PIMCO Preferred and Capital Securities Fund	313,725	$2,591

Total Mutual Funds (Cost $2,560)		2,591

SHORT-TERM INSTRUMENTS 31.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.5%

PIMCO Short Asset Portfolio	3,726,471	35,767

PIMCO Short-Term Floating NAV Portfolio III	4,783,416	46,504

Total Short-Term Instruments (Cost $83,664)		82,271

Total Investments in Affiliates (Cost $86,224)		84,862

Total Investments 108.8% (Cost $287,532)		$283,945

Financial Derivative Instruments (l)(n) 0.6% (Cost or Premiums, net $(829))		1,517

Other Assets and Liabilities, net (9.4)%		(24,552)

Net Assets 100.0%		$260,910

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

26	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

(g)	Principal amount of security is adjusted for inflation.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	4.760%	03/31/2023	04/03/2023	$9,312	U.S. Treasury Notes 3.500% due 02/15/2033	$(9,356)	$9,312	$9,316
FICC	2.200	03/31/2023	04/03/2023	823	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(840)	823	823
SAL	4.870	03/31/2023	04/03/2023	20,300	U.S. Treasury Notes 0.250% due 07/31/2025	(20,740)	20,300	20,308
SSB	2.200	03/31/2023	04/03/2023	202	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(206)	202	202

Total Repurchase Agreements						$(31,142)	$30,637	$30,649

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	4.930%	03/31/2023	04/03/2023	$(5,287)	$(5,289)

Total Reverse Repurchase Agreements					$(5,289)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Obligations (3.6)%
U.S. Treasury Notes	3.500%	02/15/2033	$9,300	$(9,257)	$(9,358)

Total Short Sales (3.6)%				$(9,257)	$(9,358)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(5,289)	$0	0	$(5,289)	$5,313	$24
DEU	9,316	0	0	0	9,316	(9,356)	(40)
FICC	823	0	0	0	823	(840)	(17)
SAL	20,308	0	0	0	20,308	(20,740)	(432)
SSB	202	0	0	0	202	(206)	(4)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(9,358)	(9,358)	0	(9,358)

Total Borrowings and Other Financing Transactions	$30,649	$(5,289)	$0	(9,358)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(5,289)	$0	$0	$(5,289)

Total Borrowings	$0	$(5,289)	$0	$0	$(5,289)

Payable for reverse repurchase agreements					$(5,289)

(k)	Securities with an aggregate market value of $5,313 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(294) at a weighted average interest rate of 1.878%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for short sales includes $42 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

28	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	21	$21	$(7)	$(5)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	21	21	(9)	(5)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	32	32	(13)	(4)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	32	32	(20)	(7)

Total Written Options					$(49)	$(21)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	06/2023	34	$2,473	$29	$3	$(6)
Australia Government 10-Year Bond June Futures	06/2023	5	411	13	2	(2)
CAC 40 Index April Futures	04/2023	11	875	35	16	0
Canada Government 10-Year Bond June Futures	06/2023	13	1,214	45	4	0
DAX Index June Futures	06/2023	1	428	18	9	0
E-Mini S&P 500 Index June Futures	06/2023	396	81,927	4,436	1,143	0
Euro STOXX 600 June Futures	06/2023	1,054	25,976	936	497	0
Euro STOXX Bank June Futures	06/2023	178	484	10	2	0
Euro-Bobl June Futures	06/2023	45	5,753	130	15	(24)
Euro-BTP June Futures	06/2023	25	3,127	115	21	(17)
Euro-Buxl 30-Year Bond June Futures	06/2023	3	458	29	4	(2)
FTSE 100 Index June Futures	06/2023	5	471	6	11	0
Hang Seng Index April Futures	04/2023	4	522	15	5	0
IBEX 35 Index April Futures	04/2023	1	100	3	2	0
Japan Government 10-Year Bond June Futures	06/2023	3	3,347	63	0	(11)
MSCI Emerging Markets Index June Futures	06/2023	102	5,077	153	0	(12)
S&P/Toronto Stock Exchange 60 June Futures	06/2023	24	4,295	64	32	0
SPI 200 Index June Futures	06/2023	42	5,047	38	84	0
Topix Index June Futures	06/2023	44	6,639	(32)	109	0
U.S. Treasury 2-Year Note June Futures	06/2023	16	3,303	36	2	0
U.S. Treasury 10-Year Note June Futures	06/2023	142	16,319	(22)	49	0
U.S. Treasury Long-Term Bond June Futures	06/2023	9	1,180	54	9	0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	14	1,698	0	0	(1)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	11	1,552	0	7	(3)
United Kingdom Long Gilt June Futures	06/2023	6	765	21	0	(5)

				$6,195	$2,026	$(83)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro STOXX 50 June Futures	06/2023	68	$(3,142)	$(151)	$0	$(67)
Euro-Bund June Futures	06/2023	65	(9,576)	(348)	46	(44)
Euro-Oat June Futures	06/2023	10	(1,412)	(45)	7	(7)
Nikkei 225 Yen-denominated June Futures	06/2023	9	(956)	(8)	0	(13)
OMX Stockholm 30 Index April Futures	04/2023	1	(21)	(1)	0	(1)
U.S. Treasury 5-Year Note June Futures	06/2023	51	(5,592)	(1)	6	0

				$(554)	$59	$(132)

Total Futures Contracts				$5,641	$2,085	$(215)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2025	1.893%	$500	$20	$13	$33	$1	$0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562	500	94	(35)	59	0	0

						$114	$(22)	$92	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-40 5-Year Index	(1.000)%	Quarterly	06/20/2028	$	800	$(7)	$(2)	$(9)	$0	$(1)
iTraxx Crossover 37 5-Year Index	(5.000)	Quarterly	06/20/2027	EUR	100	(6)	1	(5)	0	(1)

						$(13)	$(1)	$(14)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-40 5-Year Index	5.000%	Quarterly	06/20/2028	$	400	$1	$6	$7	$2	$0
CDX.IT-RAXX MAIN39	1.000	Quarterly	06/20/2028	EUR	200	0	1	1	1	0

						$1	$7	$8	$3	$0

30	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/20/2028	GBP	500	$(3)	$5	$2	$0	$(2)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.500	Annual	09/20/2033		1,600	(13)	28	15	0	(7)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		600	18	(24)	(6)	5	0
Pay	1-Day INR-MIBOR Compounded-OIS	5.270	Semi-Annual	03/17/2026	INR	308,200	157	(55)	102	3	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.270	Semi-Annual	03/17/2026		308,200	30	(132)	(102)	0	(3)
Pay	1-Day INR-MIBOR Compounded-OIS	5.260	Semi-Annual	09/15/2026		14,900	(7)	1	(6)	0	0
Receive	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/21/2027		56,050	(1)	(5)	(6)	1	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026	JPY	871,000	(45)	(11)	(56)	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		500,000	154	6	160	4	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		110,000	169	(49)	120	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/15/2053		110,000	(61)	55	(6)	1	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	12/15/2026	SGD	770	(34)	(5)	(39)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Annual	03/16/2024	$	9,500	488	(67)	421	3	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		7,300	55	(42)	13	0	(11)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	04/02/2026		17,600	(171)	284	113	34	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		1,526	(3)	32	29	5	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		600	(2)	2	0	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		200	18	2	20	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		600	(2)	12	10	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.385	Annual	06/08/2032		2,200	23	134	157	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		2,600	282	49	331	0	(12)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		7,100	91	(2)	89	0	(40)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034		4,100	138	(159)	(21)	0	(23)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		300	(71)	(3)	(74)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		700	137	34	171	0	(7)
Pay	1-Year BRL-CDI	11.670	Maturity	01/02/2025	BRL	9,100	(10)	(19)	(29)	0	(2)
Receive	1-Year BRL-CDI	11.750	Maturity	01/02/2025		12,205	0	22	22	2	0
Pay	1-Year BRL-CDI	12.120	Maturity	01/02/2025		24,400	0	(24)	(24)	0	(4)
Pay	1-Year BRL-CDI	12.330	Maturity	01/02/2025		30,300	0	(15)	(15)	0	(5)
Receive	1-Year BRL-CDI	12.460	Maturity	01/02/2025		5,900	0	0	0	1	0
Pay	1-Year BRL-CDI	11.575	Maturity	01/04/2027		13,900	(62)	21	(41)	1	0
Pay	1-Year BRL-CDI	13.078	Maturity	01/04/2027		9,700	0	46	46	0	0
Pay	3-Month CAD-Bank Bill	2.250	Semi-Annual	09/21/2052	CAD	900	(101)	(45)	(146)	0	(2)
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/15/2026	CNY	23,610	(33)	10	(23)	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CNY-CNREPOFIX	2.250%	Quarterly	12/21/2027		19,700	$71	$(3)	$68	$0	$0
Receive	3-Month COP-IBR Compounded-OIS	10.960	Quarterly	11/21/2025	COP	3,912,200	0	(26)	(26)	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	8.585	Quarterly	11/26/2025		7,565,800	0	41	41	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	8.590	Quarterly	11/26/2025		8,099,800	0	44	44	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	9.280	Quarterly	11/26/2025		8,399,000	0	16	16	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	10.840	Quarterly	12/02/2025		26,449,500	0	166	166	5	0
Receive	3-Month COP-IBR Compounded-OIS	4.920	Quarterly	08/26/2026		9,600,000	0	265	265	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	5.925	Quarterly	08/26/2026		9,400,000	0	(199)	(199)	1	0
Receive	3-Month COP-IBR Compounded-OIS	7.215	Quarterly	02/09/2027		2,700,790	55	(18)	37	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.270	Quarterly	11/17/2027		5,849,900	0	63	63	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	10.580	Quarterly	01/10/2028		9,316,180	(51)	(75)	(126)	2	0
Receive	3-Month COP-IBR Compounded-OIS	8.930	Quarterly	09/18/2030		11,500,000	0	(35)	(35)	0	0
Receive	3-Month ILS-TELBOR	1.215	Annual	02/11/2027	ILS	1,160	27	3	30	1	0
Pay	3-Month KRW-KORIBOR	0.000	Quarterly	12/16/2025	KRW	3,002,800	176	(33)	143	4	0
Receive	3-Month KRW-KORIBOR	0.000	Quarterly	12/16/2025		3,002,800	(32)	(111)	(143)	0	(4)
Pay	3-Month KRW-KORIBOR	2.500	Quarterly	03/16/2027		968,300	(30)	10	(20)	0	(2)
Pay	3-Month KRW-KORIBOR	1.268	Quarterly	03/17/2031		1,951,100	(25)	(174)	(199)	0	(5)
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026	ZAR	39,310	(21)	(63)	(84)	0	(14)
Pay	3-Month ZAR-JIBAR	5.980	Quarterly	12/21/2026		55,200	(277)	88	(189)	0	(17)
Pay	3-Month ZAR-JIBAR	7.700	Quarterly	01/20/2028		8,720	(2)	(5)	(7)	0	(2)
Receive	6-Month CLP-CHILIBOR	5.850	Semi-Annual	01/14/2027	CLP	2,093,730	62	(19)	43	0	(12)
Receive	6-Month CLP-CHILIBOR	6.045	Semi-Annual	02/11/2027		578,830	0	2	2	0	(3)
Pay	6-Month CLP-CHILIBOR	5.640	Semi-Annual	09/01/2030		842,700	0	21	21	5	0
Receive	6-Month CZK-PRIBOR	5.225	Annual	07/29/2027	CZK	20,370	(14)	(15)	(29)	2	0
Pay(6)	6-Month EUR-EURIBOR	3.500	Annual	09/20/2025	EUR	5,400	(38)	55	17	0	(14)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028		2,600	(34)	34	0	0	(5)
Pay	6-Month EUR-EURIBOR	0.081	Annual	02/15/2031		8,700	(891)	(1,042)	(1,933)	0	(9)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		5,000	(48)	71	23	2	0
Pay(6)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		1,700	(44)	52	8	2	0
Receive	6-Month HUF-BBR	3.700	Annual	11/08/2026	HUF	638,400	340	105	445	19	0
Pay	6-Month HUF-BBR	11.070	Annual	09/02/2027		158,800	0	40	40	0	(6)
Receive	6-Month PLN-WIBOR	2.983	Annual	11/08/2026	PLN	540	13	0	13	0	0
Receive	28-Day MXN-TIIE	7.745	Lunar	02/11/2027	MXN	26,070	48	4	52	0	(7)
Pay	28-Day MXN-TIIE	8.700	Lunar	11/05/2027		22,300	0	3	3	7	0
Pay	28-Day MXN-TIIE	8.480	Lunar	01/24/2028		63,000	(14)	(2)	(16)	21	0

							$412	$(651)	$(239)	$138	$(240)

Total Swap Agreements							$514	$(667)	$(153)	$142	$(242)

32	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,096	$142	$2,238	$(21)	$(215)	$(242)	$(478)

(m)	Securities with an aggregate market value of $1,463 and cash of $10,164 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $11 for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	1,696	$	1,127	$0	$(7)
	05/2023	$	1,128	AUD	1,696	7	0
BOA	04/2023	CNH	53,056	$	7,893	167	0
	04/2023	NZD	2,130		1,326	0	(5)
	04/2023	PEN	1,676		445	0	(1)
	04/2023	SEK	781		75	0	0
	04/2023	$	534	AUD	797	0	(1)
	04/2023		408	DKK	2,859	9	0
	04/2023		370	EUR	348	7	0
	04/2023		57	HUF	20,949	2	0
	04/2023		297	JPY	40,600	8	0
	04/2023		80	NOK	831	0	(1)
	04/2023		490	NZD	788	3	0
	05/2023	JPY	1,160,000	$	8,935	138	0
	05/2023	NZD	788		490	0	(3)
	05/2023	$	103	CNY	705	0	0
	05/2023		75	NOK	783	0	0
	05/2023		444	PEN	1,676	1	0
	05/2023		75	SEK	779	0	0
	06/2023	JPY	1,475,000	$	11,099	0	(110)
	06/2023	TWD	13,026		426	0	(4)
	07/2023	$	230	ILS	787	0	(10)
BPS	04/2023	CZK	277	$	12	0	0
	04/2023	DKK	2,675		389	0	(1)
	04/2023	ILS	273		81	5	0
	04/2023	KRW	279,294		214	0	0
	04/2023	NOK	9,398		902	4	0
	04/2023	SGD	90		69	1	0
	04/2023	$	330	HUF	122,204	17	0
	04/2023		352	ILS	1,180	0	(24)
	04/2023		498	MXN	9,061	3	0
	04/2023		620	THB	21,663	14	0
	05/2023	CNY	2,783	$	403	0	(3)
	05/2023	ILS	198		61	6	0
	05/2023	$	2,404	AUD	3,596	2	0
	05/2023		389	DKK	2,670	1	0
	05/2023		902	NOK	9,386	0	(4)
	06/2023	IDR	167,255	$	11	0	0
	06/2023	MXN	9,188		498	0	(3)
	06/2023	PEN	2,453		648	0	0
	06/2023	TWD	35,650		1,169	0	(8)
	06/2023	$	113	CLP	93,861	4	0
	06/2023		181	IDR	2,711,626	0	0
	06/2023		214	KRW	278,078	0	0
	06/2023		19	TWD	578	0	0
BRC	04/2023	CZK	1,046	$	46	0	(2)
	04/2023	HKD	18,788		2,406	11	0
	04/2023	$	539	HKD	4,197	0	(4)
	04/2023		80	KRW	98,508	0	(5)
	05/2023	JPY	760,000	$	5,725	0	(46)
	05/2023	$	211	DKK	1,444	0	(1)
	05/2023	ZAR	10,342	$	561	0	(18)
	06/2023	JPY	640,000		4,750	0	(119)
	06/2023	$	66	MYR	294	1	0

34	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BSH	04/2023	BRL	14,500	$	2,705	$0	$(156)
	04/2023	$	2,806	BRL	14,500	56	0
	10/2023	BRL	15,400	$	2,890	0	(47)
CBK	04/2023		3,606		700	0	(11)
	04/2023	DKK	1,858		271	0	0
	04/2023	HKD	1,787		229	1	0
	04/2023	INR	8,364		102	0	0
	04/2023	$	695	BRL	3,606	16	0
	04/2023		444	DKK	3,122	11	0
	04/2023		100	MXN	1,860	3	0
	04/2023		419	PEN	1,676	26	0
	04/2023		88	SEK	910	0	0
	04/2023		669	THB	21,883	0	(28)
	05/2023	CLP	1,105,036	$	1,370	0	(12)
	05/2023	ILS	691		216	24	0
	05/2023	MXN	121		6	0	(1)
	05/2023	$	271	DKK	1,854	0	0
	06/2023	COP	20,944,442	$	4,293	0	(134)
	06/2023	MXN	17,373		928	0	(21)
	06/2023	$	94	IDR	1,402,543	0	0
	07/2023	ILS	788	$	246	26	0
	08/2023	CLP	111,494		135	0	(4)
CLY	04/2023	THB	2,624		77	0	0
DUB	04/2023	AUD	1,149		764	0	(4)
	04/2023	BRL	10,625		1,993	0	(104)
	04/2023	EUR	21,318		23,071	0	(49)
	04/2023	NOK	4,875		466	1	0
	04/2023	$	1,712	AUD	2,541	0	(14)
	04/2023		2,091	BRL	10,625	5	0
	05/2023		765	AUD	1,149	4	0
	05/2023		23,108	EUR	21,318	48	0
	06/2023		671	CLP	540,817	4	0
	07/2023		1,993	BRL	10,797	102	0
GLM	04/2023	BRL	10,333	$	2,034	0	(5)
	04/2023	MXN	9,025		449	0	(51)
	04/2023	$	1,905	BRL	10,333	134	0
	06/2023		620	COP	3,007,490	16	0
	06/2023		14	TWD	427	0	0
JPM	04/2023	EUR	1,062	$	1,130	0	(21)
	06/2023	COP	5,334,391		1,099	0	(29)
	06/2023	$	316	COP	1,522,507	6	0
MBC	04/2023	HKD	16,176	$	2,072	10	0
	04/2023	ILS	218		64	3	0
	04/2023	INR	12,741		155	0	0
	04/2023	JPY	50,100		376	0	(2)
	04/2023	$	309	GBP	256	7	0
	04/2023		423	MXN	8,085	25	0
	04/2023		277	SGD	365	0	(2)
	04/2023		649	THB	22,446	8	0
	05/2023		1,275	CNH	8,555	0	(27)
	06/2023		997	IDR	15,195,654	18	0
MYI	04/2023	JPY	2,000	$	15	0	0
	04/2023	KRW	69,303		56	3	0
	04/2023	$	1,046	AUD	1,556	0	(6)
	04/2023		168	CHF	158	4	0
	04/2023		772	KRW	961,315	1	(37)
	04/2023		1,381	NOK	14,295	0	(15)
	04/2023		704	ZAR	12,722	10	0
	05/2023		265	ILS	900	0	(14)
	05/2023	ZAR	14,146	$	772	0	(19)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
NGF	04/2023	$	7,463	JPY	1,003,978	$98	$0
RBC	04/2023		3,710	GBP	3,011	4	0
	04/2023		1,041	JPY	141,158	22	0
	05/2023	GBP	3,011	$	3,713	0	(4)
	05/2023	MXN	8,364		442	0	(19)
	05/2023	$	8,540	JPY	1,131,993	20	0
	06/2023		1,074	CLP	873,662	15	0
	06/2023		3	MXN	48	0	0
	07/2023		3,160		60,809	149	0
	09/2023	ZAR	9,831	$	546	2	0
RYL	04/2023		1,588		87	0	(2)
SCX	04/2023	CAD	5,610		4,146	0	(6)
	04/2023	INR	20,477		250	1	0
	04/2023	KRW	134,064		109	6	0
	04/2023	$	4,333	CAD	5,897	31	0
	04/2023		346	CNH	2,343	0	(5)
	04/2023		85	NZD	136	0	0
	04/2023		672	THB	22,166	0	(22)
	04/2023	ZAR	11,134	$	598	0	(27)
	05/2023	CLP	95,355		118	0	(1)
	05/2023	NZD	136		85	0	0
	05/2023	$	4,145	CAD	5,608	6	0
	06/2023	TWD	11,173	$	367	0	(2)
	06/2023	$	1	TWD	28	0	0
	09/2023		464	ZAR	8,064	0	(18)
SOG	09/2023		102		1,767	0	(4)
TOR	04/2023	AUD	1,242	$	825	0	(5)
	04/2023	GBP	3,267		3,929	0	(101)
	04/2023	$	668	KRW	824,307	0	(37)
	04/2023		699	NZD	1,130	7	0
	05/2023	NZD	1,130	$	699	0	(7)
	05/2023	$	826	AUD	1,242	6	0
UAG	04/2023	CAD	278	$	201	0	(5)
	04/2023	CHF	158		172	0	0
	04/2023	CNH	8,979		1,335	27	0
	04/2023	JPY	19,000		149	6	0
	04/2023	$	1,894	AUD	2,789	0	(30)
	04/2023		23,392	EUR	22,032	502	0
	04/2023		110	HUF	41,417	8	0
	04/2023		266	SGD	352	0	(1)
	05/2023	CNH	8,557	$	1,235	0	(14)
	05/2023	$	172	CHF	157	0	0
	06/2023	JPY	78,000	$	587	0	(6)

Total Forward Foreign Currency Contracts						$1,893	$(1,509)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,400	$(308)	$(359)

Total Written Options						$(308)	$(359)

36	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$1,600	$(47)	$32	$0	$(15)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,346	(531)	485	0	(46)
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,100	(235)	170	0	(65)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(81)	55	0	(26)

						$(894)	$742	$0	$(152)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month MYR-KLIBOR	2.750%	Quarterly	12/15/2026	MYR	3,000	$(7)	$(15)	$0	$(22)
	Pay	3-Month MYR-KLIBOR	3.000	Quarterly	03/16/2027		15,130	(68)	(16)	0	(84)
	Pay	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	22,600	(3)	5	2	0
CBK	Pay	3-Month KRW-KORIBOR	1.430	Quarterly	07/01/2029	KRW	100	0	0	0	0
GST	Pay	3-Month THB-THBFIX Compounded-OIS	2.500	Quarterly	09/21/2027	THB	8,700	4	0	4	0
MYC	Pay	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027		49,600	(2)	9	7	0
SCX	Pay	3-Month MYR-KLIBOR	3.000	Quarterly	03/16/2027	MYR	2,900	(14)	(2)	0	(16)

								$(90)	$(19)	$13	$(122)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	DWRTFT Index	790	5.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	$8,949	$0	$41	$41	$0
BPS	Pay	Industrial Select Sector Index	836	5.070% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023	3,053	0	13	13	0
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.071	Maturity	12/20/2023	100	(1)	2	1	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.071	Maturity	06/20/2023	100	(1)	3	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Pay	NDUEACWF Index	38,047	4.690% (1-Month USD-LIBOR less a specified spread)	Monthly	09/06/2023	$12,967	$0	$61	$61	$0
	Pay	DWRTFT Index	16	5.081	Monthly	01/03/2024	181	0	1	1	0
	Pay	DWRTFT Index	278	5.110% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/21/2024	3,149	0	14	14	0
	Pay	NDUEACWF Index	6,097	4.660% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/21/2024	2,078	0	10	10	0
MBC	Receive	NDUEEGF Index	8,718	4.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	4,405	0	(18)	0	(18)
	Receive	NDUEEGF Index	8,718	4.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/17/2024	4,405	0	(14)	0	(14)
	Receive	NDUEEGF Index	8,718	4.850% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/06/2024	4,405	0	(16)	0	(16)
MYI	Receive	NDUEEGF Index	8,718	4.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/07/2023	4,405	0	(18)	0	(18)
SOG	Pay	DWRTFT Index	219	5.210% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2023	2,395	0	(84)	0	(84)

								$(2)	$(5)	$143	$(150)

Total Swap Agreements								$(986)	$718	$156	$(424)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$7	$0	$0	$7	$(7)	$0	$0	$(7)	$0	$0	$0
BOA	335	0	43	378	(135)	0	(106)	(241)	137	(550)	(413)
BPS	57	0	14	71	(43)	0	0	(43)	28	0	28
BRC	12	0	0	12	(195)	0	0	(195)	(183)	292	109
BSH	56	0	0	56	(203)	0	0	(203)	(147)	0	(147)
CBK	107	0	0	107	(211)	0	0	(211)	(104)	0	(104)
DUB	164	0	0	164	(171)	0	0	(171)	(7)	0	(7)
GLM	150	0	0	150	(56)	(359)	0	(415)	(265)	0	(265)
GST	0	0	6	6	0	0	(61)	(61)	(55)	0	(55)
JPM	6	0	86	92	(50)	0	0	(50)	42	0	42
MBC	71	0	0	71	(31)	0	(48)	(79)	(8)	0	(8)
MYC	0	0	7	7	0	0	(65)	(65)	(58)	37	(21)
MYI	18	0	0	18	(91)	0	(18)	(109)	(91)	6	(85)
NGF	98	0	0	98	0	0	0	0	98	0	98
RBC	212	0	0	212	(23)	0	0	(23)	189	(20)	169
RYL	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SCX	44	0	0	44	(81)	0	(16)	(97)	(53)	262	209
SOG	0	0	0	0	(4)	0	(84)	(88)	(88)	(260)	(348)
TOR	13	0	0	13	(150)	0	0	(150)	(137)	0	(137)
UAG	543	0	0	543	(56)	0	(26)	(82)	461	(610)	(149)

Total Over the Counter	$1,893	$0	$156	$2,049	$(1,509)	$(359)	$(424)	$(2,292)

38	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

(o)

Securities with an aggregate market value of $598 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$1,917	$0	$179	$2,096
Swap Agreements	0	4	0	0	138	142

	$0	$4	$1,917	$0	$317	$2,238

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,893	$0	$1,893
Swap Agreements	0	0	140	0	16	156

	$0	$0	$140	$1,893	$16	$2,049

	$0	$4	$2,057	$1,893	$333	$4,287

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$21	$21
Futures	0	0	93	0	122	215
Swap Agreements	0	2	0	0	240	242

	$0	$2	$93	$0	$383	$478

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,509	$0	$1,509
Written Options	0	0	0	0	359	359
Swap Agreements	0	152	150	0	122	424

	$0	$152	$150	$1,509	$481	$2,292

	$0	$154	$243	$1,509	$864	$2,770

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$19	$19
Futures	110	0	(9,363)	0	(2,063)	(11,316)
Swap Agreements	0	44	0	0	(1,488)	(1,444)

	$110	$44	$(9,363)	$0	$(3,532)	$(12,741)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,989	$0	$1,989
Written Options	0	0	0	0	81	81
Swap Agreements	0	103	5,558	0	(492)	5,169

	$0	$103	$5,558	$1,989	$(411)	$7,239

	$110	$147	$(3,805)	$1,989	$(3,943)	$(5,502)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$37	$37
Futures	45	0	(8,397)	0	(709)	(9,061)
Swap Agreements	0	(2)	0	0	(949)	(951)

	$45	$(2)	$(8,397)	$0	$(1,621)	$(9,975)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$572	$0	$572
Purchased Options	0	0	0	0	6	6
Written Options	0	0	0	0	(242)	(242)
Swap Agreements	0	(274)	69	0	252	47

	$0	$(274)	$69	$572	$16	$383

	$45	$(276)	$(8,328)	$572	$(1,605)	$(9,592)

40	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,442	$0	$2,442
Industrials	0	2,849	0	2,849
Utilities	0	1,961	0	1,961
Convertible Bonds & Notes
Industrials	0	510	0	510
U.S. Government Agencies	0	27,026	0	27,026
U.S. Treasury Obligations	0	14,238	0	14,238
Non-Agency Mortgage-Backed Securities	0	2,906	0	2,906
Asset-Backed Securities	0	29,263	0	29,263
Sovereign Issues	0	22,076	0	22,076
Common Stocks
Communication Services	362	0	0	362
Consumer Discretionary	4,098	0	0	4,098
Consumer Staples	1,485	0	0	1,485
Energy	280	0	0	280
Financials	3,879	0	0	3,879
Health Care	5,981	0	0	5,981
Information Technology	444	0	0	444
Materials	332	0	0	332
Preferred Securities
Financials	0	482	0	482
Real Estate Investment Trusts
Real Estate	15,993	0	0	15,993
Short-Term Instruments
Repurchase Agreements	0	30,637	0	30,637
Argentina Treasury Bills	0	1	0	1
Japan Treasury Bills	0	31,143	0	31,143
U.S. Treasury Bills	0	695	0	695

	$32,854	$166,229	$0	$199,083

Investments in Affiliates, at Value
Mutual Funds	2,591	0	0	2,591
Short-Term Instruments
Central Funds Used for Cash Management Purposes	82,271	0	0	82,271

	$84,862	$0	$0	$84,862

Total Investments	$117,716	$166,229	$0	$283,945

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(9,358)	$0	$(9,358)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,012	215	0	2,227
Over the counter	0	2,049	0	2,049

	$2,012	$2,264	$0	$4,276

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(211)	(267)	0	(478)
Over the counter	0	(2,292)	0	(2,292)

	$(211)	$(2,559)	$0	$(2,770)

Total Financial Derivative Instruments	$1,801	$(295)	$0	$1,506

Totals	$119,517	$156,576	$0	$276,093

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Global Core Asset Allocation Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. The Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Fund is further permitted to invest in Acquired Funds, which is defined to include the Underlying PIMCO Funds (as defined “Fund”) and other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest

42	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2023

income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to

ANNUAL REPORT	MARCH 31, 2023	43

Notes to Financial Statements (Cont.)

each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have

44	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2023

been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal

ANNUAL REPORT	MARCH 31, 2023	45

Notes to Financial Statements (Cont.)

years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

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Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

ANNUAL REPORT	MARCH 31, 2023	47

Notes to Financial Statements (Cont.)

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2023	49

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the

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use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest its assets in Underlying PIMCO Funds and Acquired Funds, as previously defined and in the Fund’s prospectus. The Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$6,577	$234	$(6,218)	$(1,062)	$469	$0	$246	$0

PIMCO Mortgage Opportunities and Bond Fund	47,587	296	(45,712)	(4,186)	2,015	0	376	0

PIMCO Preferred and Capital Securities Fund	0	2,560	0	0	31	2,591	0	0

PIMCO Short Asset Portfolio	34,904	1,744	0	9	(890)	35,767	1,745	0

PIMCO Short-Term Floating NAV Portfolio III	34,150	223,383	(211,100)	11	60	46,504	1,084	0

Totals	$123,218	$228,217	$(263,030)	$(5,228)	$1,685	$84,862	$3,451	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2023	51

Notes to Financial Statements (Cont.)

(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may

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originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

ANNUAL REPORT	MARCH 31, 2023	53

Notes to Financial Statements (Cont.)

unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

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Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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Notes to Financial Statements (Cont.)

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated

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financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

ANNUAL REPORT	MARCH 31, 2023	57

Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying

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degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Notes to Financial Statements (Cont.)

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default

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swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the

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Notes to Financial Statements (Cont.)

referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any

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recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

Allocation Risk  is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

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Notes to Financial Statements (Cont.)

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

Market Trading Risk  is the risk that an active secondary trading market for shares of the Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

The following are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such

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securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked

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Notes to Financial Statements (Cont.)

derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

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Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund.

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Notes to Financial Statements (Cont.)

Tracking Error Risk  is the risk that the portfolio of the Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

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Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

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Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

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Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	Class A	Class C

0.90%(1)(2)	0.05%	0.15%	0.25%	0.25%

(1)

PIMCO has contractually agreed, through July 31, 2023, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. For purposes of the expense reduction described above, references to Underlying PIMCO Funds include funds of PIMCO ETF Trust.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the PIMCO Cayman Commodity Fund II, Ltd. (the “GCAA Subsidiary”). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and

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Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waivers are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

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Notes to Financial Statements (Cont.)

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

PIMCO has contractually agreed, through July 31, 2023, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund’s investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $88,204.

GCAA Subsidiary has entered into a separate contract with PIMCO for the management of the GCAA Subsidiary’s portfolio pursuant to which the GCAA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $141,554. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GCAA Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$0	$2,576	$(204)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$542,687	$516,269	$68,460	$153,467

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,188	$14,811	1,463	$20,957

I-2	86	1,076	169	2,392

Class A	331	4,058	535	7,532

Class C	30	371	114	1,558

Issued as reinvestment of distributions

Institutional Class	127	1,563	14	199

I-2	24	297	3	41

Class A	80	972	6	85

Class C	3	30	0	0

ANNUAL REPORT	MARCH 31, 2023	75

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(2,748)	$(33,854)	(2,060)	$(29,352)

I-2	(570)	(7,052)	(638)	(9,016)

Class A	(1,535)	(18,710)	(1,049)	(14,702)

Class C	(236)	(2,807)	(318)	(4,336)

Net increase (decrease) resulting from Fund share transactions	(3,220)	$(39,245)	(1,761)	$(24,642)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, one shareholder owned 10% of the Fund’s total outstanding shares comprising 13% of the Fund.

14. BASIS FOR CONSOLIDATION

GCAA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned Commodity Subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the GCAA Subsidiary. The consolidated financial statements include the accounts of the Fund and the GCAA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the GCAA Subsidiary, comprising the entire issued share capital of the GCAA Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GCAA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GCAA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GCAA Subsidiary. The net assets of the GCAA Subsidiary as of period end represented 7.9% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

76	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2023

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund, through the GCAA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings

ANNUAL REPORT	MARCH 31, 2023	77

Notes to Financial Statements (Cont.)

and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Global Core Asset Allocation Fund	$403	$0	$(5,451)	$(5)	$(97,104)	$0	$0	$(102,157)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, straddle loss deferrals, controlled foreign corporation (CFC) transactions, and hyperinflationary investments.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

78	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2023

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Core Asset Allocation Fund	$76,333	$20,771

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Core Asset Allocation Fund	$285,240	$7,775	$(13,204)	$(5,429)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, straddle loss deferrals, controlled foreign corporation (CFC) transactions, and hyperinflationary investments.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Core Asset Allocation Fund	$3,500	$0	$0	$210	$0	$190

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2023	79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Global Core Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Global Core Asset Allocation Fund and its subsidiary (one of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Fund”) as of March 31, 2023, the related consolidated statement of operations for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended March 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

80	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International
BCY	Barclays Capital, Inc.	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NGF	Nomura Global Financial Products, Inc.
BSH	Banco Santander S.A. - New York Branch	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RYL	NatWest Markets Plc
CDI	Natixis Singapore	SAL	Citigroup Global Markets, Inc.
CLY	Crédit Agricole Corporate and Investment Bank	SCX	Standard Chartered Bank, London
DEU	Deutsche Bank Securities, Inc.	SOG	Societe Generale Paris
DUB	Deutsche Bank AG	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	SEK	Swedish Krona
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TWD	Taiwanese Dollar
HKD	Hong Kong Dollar	USD (or $)	United States Dollar
HUF	Hungarian Forint	ZAR	South African Rand
IDR	Indonesian Rupiah
ILS	Israeli Shekel

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
CAC	Cotation Assistée en Continu	MUTKCALM	Tokyo Overnight Average Rate
CDX.HY	Credit Derivatives Index - High Yield	NDUEACWF	MSCI ACWI Index Future
CDX.IG	Credit Derivatives Index - Investment Grade	NDUEEGF	iShares MSCI Emerging Markets ETF
CMBX	Commercial Mortgage-Backed Index	OMX	Stockholm 30 Index
CNREPOFIX	China Fixing Repo Rates 7-Day	S&P 500	Standard & Poor’s 500 Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SIBCSORA	Singapore Overnight Rate Average
DAX	Deutscher Aktien Index 30	SOFR	Secured Overnight Financing Rate
DWRTFT	Dow Jones Wilshire REIT Total Return Index	SONIO	Sterling Overnight Interbank Average Rate
IBEX 35	Spanish Continuous Exchange Index	SPI 200	Australian Equity Futures Index
IBR	Indicador Bancario de Referencia	TOPIX	Tokyo Price Index

ANNUAL REPORT	MARCH 31, 2023	81

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	MIBOR	Mumbai Interbank Offered Rate
ADR	American Depositary Receipt	MSCI	Morgan Stanley Capital International
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BRL-CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PIK	Payment-in-Kind
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
DAC	Designated Activity Company	SP - ADR	Sponsored American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

82	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Global Core Asset Allocation Fund	0.00%	0.00%	$2,030	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Global Core Asset Allocation Fund	7.44%

ANNUAL REPORT	MARCH 31, 2023	83

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

84	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2023	85

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

86	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2023	87

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

88	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	MARCH 31, 2023	89

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Global Core Asset Allocation Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0615	$0.0000	$0.0000	$0.0615

March 2023	$0.0521	$0.0000	$0.0000	$0.0521

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0541	$0.0000	$0.0000	$0.0541

March 2023	$0.0496	$0.0000	$0.0000	$0.0496

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0295	$0.0000	$0.0000	$0.0295

March 2023	$0.0414	$0.0000	$0.0000	$0.0414

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0238	$0.0000	$0.0000	$0.0238

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

90	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3001AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		20

Benchmark Descriptions		22

Financial Highlights		24

Statements of Assets and Liabilities		36

Statements of Operations		40

Statements of Changes in Net Assets		42

Statements of Cash Flows		45

Notes to Financial Statements		178

Report of Independent Registered Public Accounting Firm		209

Glossary		210

Federal Income Tax Information		211

Management of the Trust		213

Privacy Policy		216

Liquidity Risk Management Program		217

Distribution Information		218

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund	8	46

PIMCO Extended Duration Fund	9	64

PIMCO GNMA and Government Securities Fund	10	71

PIMCO Long Duration Total Return Fund	11	80

PIMCO Long-Term U.S. Government Fund	12	94

PIMCO Moderate Duration Fund	13	101

PIMCO Mortgage-Backed Securities Fund	14	111

PIMCO Mortgage Opportunities and Bond Fund	15	120

PIMCO Strategic Bond Fund	16	137

PIMCO Total Return Fund II	17	149

PIMCO Total Return Fund IV	18	157

PIMCO Total Return ESG Fund	19	166

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

2	PIMCO BOND FUNDS

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

4	PIMCO BOND FUNDS

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Funds	(Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	01/31/19	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	—	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Strategic Bond Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	—	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	07/29/22	04/11/97	02/03/20	02/03/20	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds

6	PIMCO BOND FUNDS

and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

On May 19, 2023, a supplement was filed to provide notification of changes to PIMCO Strategic Bond Fund that include (i) a name change to PIMCO Low Duration Opportunities Fund, (ii) a change to the non-fundamental investment guideline for average portfolio duration to normally vary from zero to three years, (iii) a primary benchmark change to the Bloomberg U.S. Aggregate 1-3 Year Index, and (iv) termination of the Fee Waiver Agreement with respect to the Fund. These changes are expected to occur on July 31, 2023.

ANNUAL REPORT	|	MARCH 31, 2023	7

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	24.7%

Asset-Backed Securities	23.7%

Short-Term Instruments‡	13.7%

U.S. Government Agencies	11.1%

U.S. Treasury Obligations	10.2%

Non-Agency Mortgage-Backed Securities	7.9%

Sovereign Issues	4.4%

Loan Participations and Assignments	2.4%

Other	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	(2.53)%	1.19%	1.59%	3.15%
PIMCO Dynamic Bond Fund I-2	(2.63)%	1.09%	1.49%	3.05%
PIMCO Dynamic Bond Fund I-3	(2.68)%	1.04%	1.49%	3.07%
PIMCO Dynamic Bond Fund Class A	(2.92)%	0.79%	1.19%	2.74%
PIMCO Dynamic Bond Fund Class A (adjusted)	(6.57)%	0.02%	0.80%	2.47%
PIMCO Dynamic Bond Fund Class C	(3.65)%	0.03%	0.43%	1.99%
PIMCO Dynamic Bond Fund Class C (adjusted)	(4.59)%	0.03%	0.43%	1.99%
PIMCO Dynamic Bond Fund Class R	(3.17)%	0.53%	0.94%	2.49%
ICE BofA SOFR Overnight Rate Index**	2.78%	—	—	—
3 Month USD LIBOR	2.95%	1.68%	1.14%	1.03%
Lipper Absolute Return Bond Funds Average	(1.68)%	1.21%	1.67%	3.18%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.81% for Institutional Class shares, 0.91% for I-2 shares, 1.01% for I-3 shares, 1.21% for Class A shares, 1.96% for Class C shares, and 1.46% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to United Kingdom (“U.K.”) duration contributed to performance, as interest rates rose across all tenors of the U.K. sovereign curve.

»	Long exposure to investment grade corporate credit contributed to performance, as investment grade corporate credit spreads tightened.

»	Long exposure to South African duration contributed to performance, as interest rates fell across the South African sovereign yield curve.

»	Long exposure to United States (“U.S.”) duration detracted from performance, as interest rates rose across the U.S. yield curve.

»	Long exposure to non-agency mortgage backed securities (“MBS”) detracted from performance, as non-agency MBS spreads widened.

»	Long exposure to Italian duration detracted from performance, as interest rates rose across the Italian sovereign curve.

8	PIMCO BOND FUNDS

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	84.3%

U.S. Government Agencies	6.9%

Asset-Backed Securities	3.9%

Non-Agency Mortgage-Backed Securities	2.7%

Short-Term Instruments‡	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	(24.87)%	(1.41)%	1.66%	5.64%
PIMCO Extended Duration Fund I-2	(24.95)%	(1.51)%	1.56%	5.54%
FTSE STRIPS Index, 20+ Year Sub-Index	(24.58)%	(1.43)%	1.88%	5.42%
Lipper Corporate Debt Funds BBB-Rated Funds Average	(6.25)%	1.32%	2.00%	3.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, and 0.64% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection, contributed to performance due to underweight exposure to duration, as U.S. Treasury yields rose across the curve.

»	Out-of-benchmark exposure to broad securitized strategies detracted from performance, as the strategy underperformed like-duration U.S. Treasury securities.

»	There were no additional material contributors or detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX
I-3 - PANNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	94.4%

Non-Agency Mortgage-Backed Securities	2.7%

Short-Term Instruments‡	2.2%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	(5.80)%	0.56%	1.00%	4.37%
PIMCO GNMA and Government Securities Fund I-2	(5.90)%	0.46%	0.90%	4.27%
PIMCO GNMA and Government Securities Fund I-3	(5.94)%	0.41%	0.85%	4.22%
PIMCO GNMA and Government Securities Fund Class A	(6.18)%	0.16%	0.60%	3.95%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	(9.69)%	(0.60)%	0.21%	3.80%
PIMCO GNMA and Government Securities Fund Class C	(6.89)%	(0.59)%	(0.16)%	3.17%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	(7.78)%	(0.59)%	(0.16)%	3.17%
Bloomberg GNMA Index	(4.48)%	0.26%	0.87%	3.89%
Lipper GNMA Funds Average	(4.59)%	(0.04)%	0.36%	3.50%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short duration exposure, particularly to the front portion of the U.S. yield curve, contributed to performance, as rates increased.

»	There are no other material contributors to performance for the Fund.

»	Overweight exposure to conventional pass-through agency mortgage-backed securities (“MBS”) detracted from performance, as spreads widened.

»	Security selection within structured agency MBS, particularly to interest-only securities, detracted from performance, as select securities underperformed.

»	Exposure to non-agency residential MBS detracted from performance, as spreads widened.

10	PIMCO BOND FUNDS

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	51.2%

Corporate Bonds & Notes	25.6%

U.S. Government Agencies	11.7%

Asset-Backed Securities	3.7%

Non-Agency Mortgage-Backed Securities	2.8%

Sovereign Issues	1.8%

Short-Term Instruments‡	1.5%

Municipal Bonds & Notes	1.4%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	(14.29)%	0.98%	2.70%	5.62%
PIMCO Long Duration Total Return Fund I-2	(14.37)%	0.88%	2.60%	5.52%
PIMCO Long Duration Total Return Fund Class A	(14.63)%	0.58%	2.30%	5.20%
PIMCO Long Duration Total Return Fund Class A (adjusted)	(17.79)%	(0.18)%	1.91%	4.96%
PIMCO Long Duration Total Return Fund Class C	(15.28)%	(0.17)%	1.53%	4.42%
PIMCO Long Duration Total Return Fund Class C (adjusted)	(16.10)%	(0.17)%	1.53%	4.42%
Bloomberg Long-Term Government/Credit Index	(13.40)%	0.63%	2.35%	4.86%
Lipper Corporate Debt Funds BBB-Rated Funds Average	(6.25)%	1.32%	2.00%	3.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.53% for Institutional Class shares, 0.63% for I-2 shares, 0.93% for Class A shares, and 1.68% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out-of-benchmark exposure to broad securitized strategies detracted from performance, as the strategy underperformed like-duration U.S. Treasuries.

»	Overweight exposure to, and security selection within, the investment grade financials sector detracted from performance, as spreads widened.

»	Out-of-benchmark exposure to, and security selection within, the below investment grade securities sector detracted from performance, as spreads widened.

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection, contributed to performance due to underweight exposure to duration, as U.S. Treasury yields rose across the curve.

»	Security selection within emerging market external debt contributed to performance, as exposure to Russian bonds recovered from prior lows.

ANNUAL REPORT	|	MARCH 31, 2023	11

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	80.3%

U.S. Government Agencies	13.5%

Short-Term Instruments‡	2.7%

Non-Agency Mortgage-Backed Securities	2.4%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	(15.85)%	(0.41)%	1.26%	6.93%
PIMCO Long-Term U.S. Government Fund I-2	(15.93)%	(0.51)%	1.16%	6.84%
PIMCO Long-Term U.S. Government Fund Class A	(16.14)%	(0.76)%	0.91%	6.53%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	(19.29)%	(1.52)%	0.53%	6.38%
PIMCO Long-Term U.S. Government Fund Class C	(16.78)%	(1.50)%	0.16%	5.75%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	(17.60)%	(1.50)%	0.16%	5.75%
Bloomberg Long-Term Treasury Index	(16.00)%	(0.35)%	1.45%	6.41%♦
Lipper General U.S. Government Funds Average	(5.83)%	0.20%	0.47%	4.07%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.485% for Institutional Class shares, 0.585% for I-2 shares, 0.835% for Class A shares, and 1.585% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including underweight exposure to duration, curve positioning, and instrument selection contributed to performance, as U.S. Treasury yields rose across the curve.

»	Out-of-benchmark exposure to securitized strategies modestly detracted from performance, as the strategy underperformed like-duration U.S. Treasuries.

»	There were no other material contributors or detractors to performance for this Fund.

12	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	51.6%

Corporate Bonds & Notes	12.6%

U.S. Government Agencies	10.6%

Asset-Backed Securities	9.2%

U.S. Treasury Obligations	8.2%

Non-Agency Mortgage-Backed Securities	6.1%

Sovereign Issues	1.5%

Loan Participations and Assignments	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	(1.94)%	1.41%	1.50%	4.59%
PIMCO Moderate Duration Fund I-2	(2.04)%	1.31%	1.40%	4.49%
Bloomberg Intermediate Government/Credit Index	(1.66)%	1.40%	1.32%	3.97%
Lipper Short-Intermediate Investment Grade Debt Funds Average	(1.21)%	1.19%	1.06%	3.50%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for Institutional Class shares, and 0.56% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the United Kingdom contributed to relative performance, as interest rates rose.

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Underweight exposure to investment grade corporate credit contributed to relative performance, as spreads widened.

»	Overweight exposure to Europe detracted from relative performance, as interest rates rose.

»	Long exposure to the Norwegian krone detracted from relative performance, as the currency depreciated relative to the United States dollar.

»	Overweight exposure to non-agency mortgage-backed securities (“MBS”) detracted from relative performance, as non-agency MBS spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	13

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
I-2 - PMRPX	Class C - PMRCX
I-3 - PSANX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	83.2%

Non-Agency Mortgage-Backed Securities	6.9%

Short-Term Instruments‡	6.9%

Asset-Backed Securities	3.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	(6.59)%	0.49%	1.48%	4.59%
PIMCO Mortgage-Backed Securities Fund I-2	(6.68)%	0.39%	1.38%	4.48%
PIMCO Mortgage-Backed Securities Fund I-3	(6.75)%	0.34%	1.33%	4.43%
PIMCO Mortgage-Backed Securities Fund Class A	(6.96)%	0.09%	1.07%	4.17%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(10.45)%	(0.67)%	0.69%	4.01%
PIMCO Mortgage-Backed Securities Fund Class C	(7.66)%	(0.65)%	0.32%	3.39%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	(8.54)%	(0.65)%	0.32%	3.39%
Bloomberg U.S. MBS Fixed-Rate Index	(4.85)%	0.20%	1.00%	3.91%
Lipper U.S. Mortgage Funds Average	(5.18)%	0.07%	0.82%	3.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.60% for I-2 shares, 0.70% for I-3 shares, 0.90% for Class A shares, and 1.65% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to conventional pass-through agency mortgage-backed securities (“MBS”) contributed to performance, as spreads widened and select securities outperformed.

»	Exposure to senior asset-backed securities contributed to performance, as the asset class posted positive returns.

»	Overweight duration exposure, particularly to the intermediate portion of the U.S. yield curve detracted from performance, as rates increased.

»	Exposure to non-agency residential MBS detracted from performance, as spreads widened.

»	Exposure to non-agency commercial MBS detracted from performance, as spreads widened and the asset class posted negative returns.

14	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class A - PMZAX
I-2 - PMZPX	Class C - PMZCX
I-3 - PMZNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	66.9%

Non-Agency Mortgage-Backed Securities	18.8%

Asset-Backed Securities	13.1%

Short-Term Instruments‡	0.4%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	(3.14)%	1.68%	2.84%	3.91%
PIMCO Mortgage Opportunities and Bond Fund I-2	(3.24)%	1.58%	2.73%	3.80%
PIMCO Mortgage Opportunities and Bond Fund I-3	(3.29)%	1.53%	2.68%	3.75%
PIMCO Mortgage Opportunities and Bond Fund Class A	(3.53)%	1.27%	2.43%	3.49%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	(7.16)%	0.50%	2.04%	3.11%
PIMCO Mortgage Opportunities and Bond Fund Class C	(4.26)%	0.51%	1.66%	2.72%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	(5.16)%	0.51%	1.66%	2.72%
ICE BofA SOFR Overnight Rate Index**	2.78%	—	—	—
3 Month USD LIBOR	2.95%	1.68%	1.14%	1.11%
Lipper Absolute Return Bond Funds Average	(1.68)%	1.21%	1.67%	1.80%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63% for Institutional Class shares, 0.73% for I-2 shares, 0.83% for I-3 shares, 1.03% for Class A shares, and 1.78% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to structured agency mortgage-backed securities (“MBS”), particularly to interest-only securities, contributed to performance, as the sector generated positive returns.

»	Exposure to senior asset-backed securities contributed to performance, as the asset class posted positive returns.

»	Positive duration exposure, particularly to the intermediate portion of the U.S. yield curve, detracted from performance, as rates increased.

»	Exposure to non-agency residential MBS detracted from performance, as spreads widened.

»	Exposure to non-agency commercial MBS detracted from performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	15

PIMCO Strategic Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	29.5%

Corporate Bonds & Notes	25.2%

Asset-Backed Securities	23.4%

U.S. Government Agencies	14.5%

Non-Agency Mortgage-Backed Securities	2.5%

Sovereign Issues	1.7%

Loan Participations and Assignments	1.5%

U.S. Treasury Obligations	1.4%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (01/30/09)
PIMCO Strategic Bond Fund Institutional Class	(1.46)%	1.40%	2.11%	2.65%
PIMCO Strategic Bond Fund I-2	(1.56)%	1.30%	2.00%	2.54%
PIMCO Strategic Bond Fund Class A	(1.86)%	1.00%	1.70%	2.24%
PIMCO Strategic Bond Fund Class A (adjusted)	(5.53)%	0.24%	1.32%	1.96%
PIMCO Strategic Bond Fund Class C	(2.71)%	0.24%	0.95%	1.50%
PIMCO Strategic Bond Fund Class C (adjusted)	(3.66)%	0.24%	0.95%	1.50%
ICE BofA SOFR Overnight Rate Index**	2.78%	—	—	—
3 Month USD LIBOR	2.95%	1.68%	1.14%	0.94%
Lipper Absolute Return Bond Funds Average	(1.68)%	1.21%	1.67%	3.53%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund share Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.56% for Institutional Class shares, 0.66% for I-2 shares, 0.96% for Class A shares, and 1.71% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Strategic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to United Kingdom (“U.K.”) duration contributed to performance, as interest rates rose across all tenors of the U.K. sovereign curve.

»	Long exposure to investment grade corporate credit contributed to performance, as investment grade corporate credit spreads tightened.

»	Long exposure to the Brazilian real contributed to performance, as the real appreciated relative to the United States (“U.S.”) dollar.

»	Long exposure to U.S. duration detracted from performance, as interest rates rose across the U.S. yield curve.

»	Long exposure to high yield corporate credit detracted from performance, as high yield corporate credit spreads widened.

»	Long exposure to Italian duration detracted from performance, as interest rates rose across the Italian sovereign curve.

16	PIMCO BOND FUNDS

PIMCO Total Return Fund II

Institutional Class - PMBIX
I-2 - PMTPX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	34.5%

Short-Term Instruments‡	21.0%

Corporate Bonds & Notes	14.5%

U.S. Treasury Obligations	14.3%

Non-Agency Mortgage-Backed Securities	11.2%

Asset-Backed Securities	3.8%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	(5.51)%	0.89%	1.25%	5.21%
PIMCO Total Return Fund II I-2	(5.61)%	0.78%	1.15%	5.11%
Bloomberg U.S. Aggregate Index	(4.78)%	0.91%	1.36%	4.70%
Lipper Core Plus Bond Funds Average	(5.48)%	1.10%	1.48%	5.25%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, and 0.60% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	There were no other contributors to performance for the Fund.

»	Overweight exposure to commercial mortgage-backed securities (“MBS”) detracted from relative performance, as commercial MBS spreads widened.

»	Overweight exposure to non-agency MBS detracted from relative performance, as spreads widened.

»	Overweight exposure to investment grade corporate credit in the second quarter of 2022 detracted from relative performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	17

PIMCO Total Return Fund IV

Institutional Class - PTUIX
Class A - PTUZX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	39.5%

Corporate Bonds & Notes	29.0%

Non-Agency Mortgage-Backed Securities	13.6%

U.S. Treasury Obligations	11.4%

Asset-Backed Securities	2.4%

Short-Term Instruments‡	1.5%

Sovereign Issues	1.4%

Municipal Bonds & Notes	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	(4.89)%	0.97%	1.20%	2.35%
PIMCO Total Return Fund IV Class A	(5.22)%	0.62%	0.84%	2.00%
PIMCO Total Return Fund IV Class A (adjusted)	(8.76)%	(0.15)%	0.46%	1.67%
Bloomberg U.S. Aggregate Index	(4.78)%	0.91%	1.36%	1.89%
Lipper Core Plus Bond Funds Average	(5.48)%	1.10%	1.48%	2.15%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, and 0.85% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the United Kingdom contributed to relative performance, as interest rates rose.

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Short exposure to duration in Japan contributed to relative performance, as interest rates rose.

»	Overweight exposure to investment grade corporate credit in the second quarter of 2022 detracted from relative performance, as spreads widened.

»	Underweight exposure to investment grade corporate credit in the fourth quarter of 2022 detracted from relative performance, spreads tightened.

»	Long exposure to the Norwegian krone detracted from relative performance during the beginning of the period, as the currency depreciated relative to the U.S. dollar.

»	Overweight exposure to non-agency mortgage-backed securities detracted from relative performance, as spreads widened.

18	PIMCO BOND FUNDS

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Administrative Class - PRFAX
I-2 - PRAPX	Class A - PTGAX
I-3 - PTRSX	Class C - PTGCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	32.8%

Corporate Bonds & Notes	30.7%

U.S. Treasury Obligations	13.6%

Non-Agency Mortgage-Backed Securities	7.9%

Short-Term Instruments	6.4%

Asset-Backed Securities	4.2%

Sovereign Issues	4.0%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	(7.17)%	0.52%	1.08%	5.63%
PIMCO Total Return ESG Fund I-2	(7.26)%	0.42%	0.97%	5.53%
PIMCO Total Return ESG Fund I-3	(7.30)%	0.38%	0.93%	5.48%
PIMCO Total Return ESG Fund Administrative Class	(7.40)%	0.27%	0.82%	5.37%
PIMCO Total Return ESG Fund Class A	(7.54)%	0.12%	0.67%	5.22%
PIMCO Total Return ESG Fund Class A (adjusted)	(9.63)%	(0.34)%	0.44%	5.14%
PIMCO Total Return ESG Fund Class C	(8.24)%	(0.62)%	(0.08)%	4.43%
PIMCO Total Return ESG Fund Class C (adjusted)	(9.13)%	(0.62)%	(0.08)%	4.43%
Bloomberg U.S. Aggregate Index	(4.78)%	0.91%	1.36%	4.96%
Lipper Core Plus Bond Funds Average	(5.48)%	1.10%	1.48%	5.55%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.76% for Administrative Class shares, 0.91% for Class A shares, and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. The Fund may also invest in labeled green, sustainable, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental, sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that the bond will or has been used to fund projects that include eligible benefits or, in the case of a sustainability-linked bond, that the bond includes sustainability-linked covenants. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the United Kingdom contributed to relative performance, as interest rates rose.
»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.
»	There were no other material contributors to performance for the Fund.
»	Overweight exposure to real estate investment trusts detracted from relative performance, as spreads widened.
»	During the fourth quarter of 2022, underweight exposure to investment grade corporate credit detracted from relative performance, as spreads tightened.
»	Overweight exposure to commercial mortgage-backed securities detracted from relative performance, as spreads widened.
»	Exposure to emerging markets external debt in the second quarter of 2022, specifically Indian renewable power companies, detracted from relative performance due to falling commodity prices.
»	Overweight exposure to Europe detracted from relative performance, as interest rates rose.

ANNUAL REPORT	|	MARCH 31, 2023	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$1,031.60	$4.31	$1,000.00	$1,020.69	$4.28	0.85%
I-2	1,000.00	1,031.10	4.81	1,000.00	1,020.19	4.78	0.95
I-3	1,000.00	1,030.90	5.01	1,000.00	1,020.00	4.99	0.99
Class A	1,000.00	1,029.60	6.33	1,000.00	1,018.70	6.29	1.25
Class C	1,000.00	1,025.80	10.10	1,000.00	1,014.96	10.05	2.00
Class R	1,000.00	1,028.30	7.59	1,000.00	1,017.45	7.54	1.50

PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,049.90	$22.49	$1,000.00	$1,002.99	$21.97	4.40%
I-2	1,000.00	1,049.30	23.14	1,000.00	1,002.34	22.61	4.53

PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$1,047.30	$8.88	$1,000.00	$1,016.26	$8.75	1.74%
I-2	1,000.00	1,046.80	9.39	1,000.00	1,015.76	9.25	1.84
I-3	1,000.00	1,046.50	8.98	1,000.00	1,016.16	8.85	1.76
Class A	1,000.00	1,045.20	10.91	1,000.00	1,014.26	10.75	2.14
Class C	1,000.00	1,041.30	14.71	1,000.00	1,010.52	14.49	2.89

20	PIMCO BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,078.00	$11.66	$1,000.00	$1,013.71	$11.30	2.25%
I-2	1,000.00	1,077.50	12.17	1,000.00	1,013.21	11.80	2.35
Class A	1,000.00	1,075.90	13.87	1,000.00	1,011.57	13.44	2.68
Class C	1,000.00	1,071.90	17.72	1,000.00	1,007.83	17.17	3.43

PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,057.10	$6.78	$1,000.00	$1,018.34	$6.65	1.322%
I-2	1,000.00	1,056.50	7.24	1,000.00	1,017.89	7.11	1.413
Class A	1,000.00	1,055.20	8.49	1,000.00	1,016.67	8.33	1.656
Class C	1,000.00	1,051.30	12.32	1,000.00	1,012.92	12.08	2.408

PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,038.00	$2.54	$1,000.00	$1,022.44	$2.52	0.50%
I-2	1,000.00	1,037.50	3.05	1,000.00	1,021.94	3.02	0.60

PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,040.90	$7.48	$1,000.00	$1,017.60	$7.39	1.47%
I-2	1,000.00	1,040.30	7.99	1,000.00	1,017.10	7.90	1.57
I-3	1,000.00	1,040.00	8.54	1,000.00	1,016.55	8.45	1.68
Class A	1,000.00	1,038.80	9.51	1,000.00	1,015.61	9.40	1.87
Class C	1,000.00	1,034.90	13.29	1,000.00	1,011.87	13.14	2.62

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$1,030.20	$8.60	$1,000.00	$1,016.45	$8.55	1.70%
I-2	1,000.00	1,029.70	9.11	1,000.00	1,015.96	9.05	1.80
I-3	1,000.00	1,029.50	9.36	1,000.00	1,015.71	9.30	1.85
Class A	1,000.00	1,028.20	10.67	1,000.00	1,014.41	10.60	2.11
Class C	1,000.00	1,024.30	14.38	1,000.00	1,010.72	14.29	2.85

PIMCO Strategic Bond Fund
Institutional Class	$1,000.00	$1,036.30	$2.64	$1,000.00	$1,022.34	$2.62	0.52%
I-2	1,000.00	1,035.80	3.15	1,000.00	1,021.84	3.13	0.62
Class A	1,000.00	1,034.30	4.67	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	1,030.40	8.45	1,000.00	1,016.60	8.40	1.67

PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,047.40	$2.76	$1,000.00	$1,022.24	$2.72	0.54%
I-2	1,000.00	1,046.90	3.27	1,000.00	1,021.74	3.23	0.64

PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,052.00	$2.71	$1,000.00	$1,022.29	$2.67	0.53%
Class A	1,000.00	1,050.20	4.50	1,000.00	1,020.54	4.43	0.88

PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$1,045.40	$3.01	$1,000.00	$1,021.99	$2.97	0.59%
I-2	1,000.00	1,044.80	3.52	1,000.00	1,021.49	3.48	0.69
I-3	1,000.00	1,044.60	3.72	1,000.00	1,021.29	3.68	0.73
Administrative Class	1,000.00	1,044.10	4.28	1,000.00	1,020.74	4.23	0.84
Class A	1,000.00	1,043.30	5.04	1,000.00	1,020.00	4.99	0.99
Class C	1,000.00	1,039.40	8.85	1,000.00	1,016.26	8.75	1.74

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2023	21

Benchmark Descriptions

Index*	Benchmark Description

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

Bloomberg GNMA Index	Bloomberg GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Long-Term Government/Credit Index	Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Long-Term Treasury Index	Bloomberg Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg Intermediate Government/Credit Index	Bloomberg Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short term money (3 months) in England’s Eurodollar market.

* It is not possible to invest directly in an unmanaged index.

22	PIMCO BOND FUNDS

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ANNUAL REPORT	|	MARCH 31, 2023	23

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class

03/31/2023	$10.26	$0.36	$(0.62)	$(0.26)	$(0.44)	$0.00	$0.00	$(0.44)

03/31/2022	10.84	0.35	(0.73)	(0.38)	(0.20)	0.00	0.00	(0.20)

03/31/2021	9.99	0.41	0.79	1.20	(0.35)	0.00	0.00	(0.35)

03/31/2020	10.81	0.41	(0.69)	(0.28)	(0.54)	0.00	0.00	(0.54)

03/31/2019	10.81	0.46	(0.08)	0.38	(0.38)	0.00	0.00	(0.38)
I-2

03/31/2023	10.26	0.35	(0.62)	(0.27)	(0.43)	0.00	0.00	(0.43)

03/31/2022	10.84	0.34	(0.73)	(0.39)	(0.19)	0.00	0.00	(0.19)

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.40	(0.69)	(0.29)	(0.53)	0.00	0.00	(0.53)

03/31/2019	10.81	0.45	(0.08)	0.37	(0.37)	0.00	0.00	(0.37)
I-3

03/31/2023	10.26	0.34	(0.62)	(0.28)	(0.42)	0.00	0.00	(0.42)

03/31/2022	10.84	0.33	(0.73)	(0.40)	(0.18)	0.00	0.00	(0.18)

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.39	(0.69)	(0.30)	(0.52)	0.00	0.00	(0.52)

04/27/2018 - 03/31/2019	10.77	0.39	(0.01)	0.38	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2023	10.26	0.32	(0.62)	(0.30)	(0.40)	0.00	0.00	(0.40)

03/31/2022	10.84	0.31	(0.74)	(0.43)	(0.15)	0.00	0.00	(0.15)

03/31/2021	9.99	0.37	0.79	1.16	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.81	0.36	(0.68)	(0.32)	(0.50)	0.00	0.00	(0.50)

03/31/2019	10.81	0.42	(0.08)	0.34	(0.34)	0.00	0.00	(0.34)
Class C

03/31/2023	10.26	0.25	(0.63)	(0.38)	(0.32)	0.00	0.00	(0.32)

03/31/2022	10.84	0.24	(0.75)	(0.51)	(0.07)	0.00	0.00	(0.07)

03/31/2021	9.99	0.28	0.80	1.08	(0.23)	0.00	0.00	(0.23)

03/31/2020	10.81	0.29	(0.69)	(0.40)	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.81	0.34	(0.08)	0.26	(0.26)	0.00	0.00	(0.26)
Class R

03/31/2023	10.26	0.30	(0.63)	(0.33)	(0.37)	0.00	0.00	(0.37)

03/31/2022	10.84	0.28	(0.73)	(0.45)	(0.13)	0.00	0.00	(0.13)

03/31/2021	9.99	0.34	0.79	1.13	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.81	0.34	(0.69)	(0.35)	(0.47)	0.00	0.00	(0.47)

03/31/2019	10.81	0.40	(0.09)	0.31	(0.31)	0.00	0.00	(0.31)

PIMCO Extended Duration Fund
Institutional Class

03/31/2023~	$22.56	$0.52	$(6.12)	$(5.60)	$(0.53)	$0.00	$0.00	$(0.53)

03/31/2022~	28.48	0.84	0.36	1.20	(0.72)	(6.40)	0.00	(7.12)

03/31/2021~	44.36	1.12	(9.20)	(8.08)	(1.24)	(6.56)	0.00	(7.80)

03/31/2020~	31.32	0.84	13.04	13.88	(0.80)	0.00	(0.04)	(0.84)

03/31/2019~	30.32	0.80	1.32	2.12	(0.76)	(0.32)	(0.04)	(1.12)
I-2

03/31/2023~	22.56	0.47	(6.09)	(5.62)	(0.51)	0.00	0.00	(0.51)

03/31/2022~	28.48	0.80	0.36	1.16	(0.68)	(6.40)	0.00	(7.08)

03/31/2021~	44.36	1.16	(9.28)	(8.12)	(1.20)	(6.56)	0.00	(7.76)

03/31/2020~	31.32	0.80	13.04	13.84	(0.76)	0.00	(0.04)	(0.80)

03/31/2019~	30.32	0.76	1.32	2.08	(0.72)	(0.32)	(0.04)	(1.08)

PIMCO GNMA and Government Securities Fund
Institutional Class

03/31/2023	$10.56	$0.22	$(0.84)	$(0.62)	$(0.48)	$0.00	$(0.01)	$(0.49)

03/31/2022	11.36	0.10	(0.64)	(0.54)	(0.26)	0.00	0.00	(0.26)

03/31/2021	11.31	0.12	0.17	0.29	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.94	0.29	0.45	0.74	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.80	0.28	0.21	0.49	(0.35)	0.00	0.00	(0.35)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.56	(2.53)%	$1,982,406	0.84%	0.84%	0.81%	0.81%	3.64%	174%

10.26	(3.59)	3,128,636	0.81	0.81	0.81	0.81	3.25	145

10.84	12.14	3,247,810	0.83	0.83	0.81	0.81	3.87	431

9.99	(2.81)	2,767,966	0.85	0.85	0.81	0.81	3.79	433

10.81	3.59	3,019,494	1.00	1.01	0.80	0.81	4.33	307

9.56	(2.63)	237,252	0.94	0.94	0.91	0.91	3.57	174

10.26	(3.68)	330,748	0.91	0.91	0.91	0.91	3.17	145

10.84	12.03	324,410	0.93	0.93	0.91	0.91	3.77	431

9.99	(2.91)	314,077	0.95	0.95	0.91	0.91	3.69	433

10.81	3.49	451,788	1.10	1.11	0.90	0.91	4.20	307

9.56	(2.68)	2,635	0.98	1.03	0.95	1.00	3.44	174

10.26	(3.73)	9,557	0.96	1.01	0.96	1.01	3.08	145

10.84	11.98	6,803	0.98	1.03	0.96	1.01	3.78	431

9.99	(2.96)	3,615	1.00	1.05	0.96	1.01	3.65	433

10.81	3.57	3,807	1.15 *	1.21 *	0.95 *	1.01 *	3.97 *	307

9.56	(2.92)	169,276	1.24	1.24	1.21	1.21	3.28	174

10.26	(3.97)	222,905	1.21	1.21	1.21	1.21	2.93	145

10.84	11.70	260,754	1.23	1.23	1.21	1.21	3.48	431

9.99	(3.20)	211,965	1.25	1.25	1.21	1.21	3.40	433

10.81	3.18	252,532	1.40	1.41	1.20	1.21	3.95	307

9.56	(3.65)	12,832	1.99	1.99	1.96	1.96	2.51	174

10.26	(4.69)	19,276	1.96	1.96	1.96	1.96	2.26	145

10.84	10.86	29,487	1.98	1.98	1.96	1.96	2.67	431

9.99	(3.93)	76,545	2.00	2.00	1.96	1.96	2.69	433

10.81	2.41	148,113	2.15	2.16	1.95	1.96	3.21	307

9.56	(3.17)	5,041	1.49	1.49	1.46	1.46	3.06	174

10.26	(4.21)	5,510	1.46	1.46	1.46	1.46	2.64	145

10.84	11.42	5,928	1.48	1.48	1.46	1.46	3.21	431

9.99	(3.44)	4,979	1.50	1.50	1.46	1.46	3.15	433

10.81	2.92	6,710	1.65	1.66	1.45	1.46	3.69	307

$16.43	(24.87)%	$604,478	2.99%	2.99%	0.50%	0.50%	3.01%	119%

22.56	1.18	695,468	0.54	0.54	0.50	0.50	2.84	73

28.48	(21.28)	1,052,474	0.63	0.63	0.50	0.50	2.81	220

44.36	44.99	1,387,952	1.71	1.71	0.50	0.50	2.39	179

31.32	7.35	1,179,560	1.17	1.17	0.50	0.50	2.73	150

16.43	(24.95)	43,525	3.42 (f)	3.42 (f)	0.60 (f)	0.60 (f)	2.80	119

22.56	1.08	36,796	0.64	0.64	0.60	0.60	2.80	73

28.48	(21.35)	26,264	0.73	0.73	0.60	0.60	2.83	220

44.36	44.85	45,892	1.81	1.81	0.60	0.60	2.29	179

31.32	7.25	73,261	1.27	1.27	0.60	0.60	2.59	150

$9.45	(5.80)%	$554,311	1.33%	1.33%	0.50%	0.50%	2.24%	1,167%

10.56	(4.82)	541,861	0.52	0.52	0.50	0.50	0.86	1,082

11.36	2.57	891,491	0.51	0.51	0.50	0.50	1.08	1,091

11.31	6.89	665,068	0.83	0.83	0.50	0.50	2.58	903

10.94	4.60	314,613	0.71	0.71	0.50	0.50	2.62	862

ANNUAL REPORT	|	MARCH 31, 2023	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund (Cont.)
I-2

03/31/2023	$10.56	$0.21	$(0.84)	$(0.63)	$(0.47)	$0.00	$(0.01)	$(0.48)

03/31/2022	11.36	0.08	(0.63)	(0.55)	(0.25)	0.00	0.00	(0.25)

03/31/2021	11.31	0.11	0.17	0.28	(0.23)	0.00	0.00	(0.23)

03/31/2020	10.94	0.27	0.46	0.73	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.80	0.27	0.21	0.48	(0.34)	0.00	0.00	(0.34)
I-3

03/31/2023	10.56	0.24	(0.87)	(0.63)	(0.47)	0.00	(0.01)	(0.48)

03/31/2022	11.36	0.10	(0.65)	(0.55)	(0.25)	0.00	0.00	(0.25)

03/31/2021	11.31	0.11	0.16	0.27	(0.22)	0.00	0.00	(0.22)

03/31/2020	10.94	0.28	0.45	0.73	(0.36)	0.00	0.00	(0.36)

01/31/2019 - 03/31/2019	10.85	0.05	0.10	0.15	(0.06)	0.00	0.00	(0.06)
Class A

03/31/2023	10.56	0.18	(0.84)	(0.66)	(0.44)	0.00	(0.01)	(0.45)

03/31/2022	11.36	0.05	(0.63)	(0.58)	(0.22)	0.00	0.00	(0.22)

03/31/2021	11.31	0.08	0.16	0.24	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.94	0.24	0.46	0.70	(0.33)	0.00	0.00	(0.33)

03/31/2019	10.80	0.24	0.20	0.44	(0.30)	0.00	0.00	(0.30)
Class C

03/31/2023	10.56	0.11	(0.84)	(0.73)	(0.37)	0.00	(0.01)	(0.38)

03/31/2022	11.36	(0.03)	(0.64)	(0.67)	(0.13)	0.00	0.00	(0.13)

03/31/2021	11.31	0.00	0.16	0.16	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.94	0.16	0.45	0.61	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.80	0.15	0.21	0.36	(0.22)	0.00	0.00	(0.22)

PIMCO Long Duration Total Return Fund
Institutional Class

03/31/2023	$9.11	$0.29	$(1.60)	$(1.31)	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2022	9.91	0.38	(0.52)	(0.14)	(0.36)	(0.30)	0.00	(0.66)

03/31/2021	11.16	0.44	(0.22)	0.22	(0.42)	(1.05)	0.00	(1.47)

03/31/2020	10.62	0.40	1.36	1.76	(0.39)	(0.83)	0.00	(1.22)

03/31/2019	10.56	0.40	0.17	0.57	(0.39)	(0.12)	0.00	(0.51)
I-2

03/31/2023	9.11	0.28	(1.59)	(1.31)	(0.29)	0.00	0.00	(0.29)

03/31/2022	9.91	0.37	(0.52)	(0.15)	(0.35)	(0.30)	0.00	(0.65)

03/31/2021	11.16	0.43	(0.22)	0.21	(0.41)	(1.05)	0.00	(1.46)

03/31/2020	10.62	0.38	1.37	1.75	(0.38)	(0.83)	0.00	(1.21)

03/31/2019	10.56	0.39	0.17	0.56	(0.38)	(0.12)	0.00	(0.50)
Class A

03/31/2023	9.11	0.25	(1.59)	(1.34)	(0.26)	0.00	0.00	(0.26)

03/31/2022	9.91	0.34	(0.52)	(0.18)	(0.32)	(0.30)	0.00	(0.62)

03/31/2021	11.16	0.39	(0.21)	0.18	(0.38)	(1.05)	0.00	(1.43)

03/31/2020	10.62	0.35	1.36	1.71	(0.34)	(0.83)	0.00	(1.17)

03/31/2019	10.56	0.36	0.17	0.53	(0.35)	(0.12)	0.00	(0.47)
Class C

03/31/2023	9.11	0.19	(1.58)	(1.39)	(0.21)	0.00	0.00	(0.21)

03/31/2022	9.91	0.26	(0.52)	(0.26)	(0.24)	(0.30)	0.00	(0.54)

03/31/2021	11.16	0.31	(0.22)	0.09	(0.29)	(1.05)	0.00	(1.34)

03/31/2020	10.62	0.26	1.37	1.63	(0.26)	(0.83)	0.00	(1.09)

03/31/2019	10.56	0.27	0.18	0.45	(0.27)	(0.12)	0.00	(0.39)

PIMCO Long-Term U.S. Government Fund
Institutional Class

03/31/2023~	$19.24	$0.40	$(3.42)	$(3.02)	$(0.42)	$0.00	$0.00	$(0.42)

03/31/2022~	20.92	0.40	(0.64)	(0.24)	(0.40)	(1.04)	0.00	(1.44)

03/31/2021~	31.48	0.56	(4.44)	(3.88)	(0.84)	(5.84)	0.00	(6.68)

03/31/2020~	24.64	0.72	6.84	7.56	(0.72)	0.00	0.00	(0.72)

03/31/2019~	24.04	0.64	0.72	1.36	(0.64)	(0.12)	0.00	(0.76)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.45	(5.90)%	$389,287	1.43%		1.43%		0.60%		0.60%		2.16%	1,167%

10.56	(4.92)	386,422	0.62		0.62		0.60		0.60		0.73	1,082

11.36	2.47	876,543	0.61		0.61		0.60		0.60		0.95	1,091

11.31	6.79	586,843	0.93		0.93		0.60		0.60		2.46	903

10.94	4.50	108,751	0.81		0.81		0.60		0.60		2.53	862

9.45	(5.94)	66,191	1.69	(f)	1.74	(f)	0.65	(f)	0.70	(f)	2.53	1,167

10.56	(4.97)	2,708	0.67		0.72		0.65		0.70		0.85	1,082

11.36	2.42	2,703	0.66		0.71		0.65		0.70		0.93	1,091

11.31	6.74	6,040	0.98		1.03		0.65		0.70		2.49	903

10.94	1.37	10	0.86	*	0.91	*	0.65	*	0.70	*	2.99 *	862

9.45	(6.18)	206,950	1.73		1.73		0.90		0.90		1.84	1,167

10.56	(5.20)	247,080	0.92		0.92		0.90		0.90		0.49	1,082

11.36	2.17	343,893	0.91		0.91		0.90		0.90		0.68	1,091

11.31	6.47	258,662	1.23		1.23		0.90		0.90		2.19	903

10.94	4.19	205,514	1.11		1.11		0.90		0.90		2.22	862

9.45	(6.89)	13,946	2.48		2.48		1.65		1.65		1.08	1,167

10.56	(5.91)	20,023	1.67		1.67		1.65		1.65		(0.30)	1,082

11.36	1.40	36,785	1.66		1.66		1.65		1.65		(0.04)	1,091

11.31	5.68	53,843	1.98		1.98		1.65		1.65		1.45	903

10.94	3.41	40,513	1.86		1.86		1.65		1.65		1.45	862

$7.51	(14.29)%	$2,948,352	1.72%		1.72%		0.50%		0.50%		3.77%	161%

9.11	(1.96)	3,459,023	0.53		0.53		0.50		0.50		3.68	65

9.91	0.94	3,020,570	0.59		0.59		0.50		0.50		3.81	179

11.16	17.07	3,166,512	1.07		1.07		0.50		0.50		3.53	269

10.62	5.72	3,599,618	0.97		0.97		0.50		0.50		3.96	189

7.51	(14.37)	101,898	1.86	(f)	1.86	(f)	0.60	(f)	0.60	(f)	3.65	161

9.11	(2.06)	99,612	0.63		0.63		0.60		0.60		3.58	65

9.91	0.84	114,487	0.69		0.69		0.60		0.60		3.73	179

11.16	16.95	70,053	1.17		1.17		0.60		0.60		3.41	269

10.62	5.62	48,245	1.07		1.07		0.60		0.60		3.84	189

7.51	(14.63)	54,117	2.26	(f)	2.26	(f)	0.90	(f)	0.90	(f)	3.30	161

9.11	(2.34)	26,529	0.93		0.93		0.90		0.90		3.28	65

9.91	0.55	37,262	0.99		0.99		0.90		0.90		3.40	179

11.16	16.61	42,787	1.47		1.47		0.90		0.90		3.11	269

10.62	5.31	16,084	1.37		1.37		0.90		0.90		3.57	189

7.51	(15.28)	4,626	3.07	(f)	3.07	(f)	1.65	(f)	1.65	(f)	2.49	161

9.11	(3.08)	2,066	1.68		1.68		1.65		1.65		2.51	65

9.91	(0.21)	3,381	1.74		1.74		1.65		1.65		2.69	179

11.16	15.76	1,550	2.22		2.22		1.65		1.65		2.35	269

10.62	4.53	354	2.12		2.12		1.65		1.65		2.69	189

$15.80	(15.67)%	$723,159	1.045%		1.045%		0.475%		0.475%		2.49%	143%

19.24	(1.74)	517,558	0.485		0.485		0.475		0.475		1.84	103

20.92	(14.90)	581,538	0.565		0.565		0.475		0.475		1.90	249

31.48	31.11	422,051	1.855		1.855		0.475		0.475		2.64	220

24.64	5.95	565,854	0.965		0.965		0.475		0.475		2.67	141

ANNUAL REPORT	|	MARCH 31, 2023	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund (Cont.)
I-2

03/31/2023~	$19.24	$0.38	$(3.41)	$(3.03)	$(0.41)	$0.00	$0.00	$(0.41)

03/31/2022~	20.92	0.36	(0.64)	(0.28)	(0.36)	(1.04)	0.00	(1.40)

03/31/2021~	31.48	0.56	(4.44)	(3.88)	(0.84)	(5.84)	0.00	(6.68)

03/31/2020~	24.64	0.68	6.84	7.52	(0.68)	0.00	0.00	(0.68)

03/31/2019~	24.04	0.60	0.76	1.36	(0.64)	(0.12)	0.00	(0.76)
Class A

03/31/2023~	19.24	0.34	(3.41)	(3.07)	(0.37)	0.00	0.00	(0.37)

03/31/2022~	20.92	0.32	(0.64)	(0.32)	(0.32)	(1.04)	0.00	(1.36)

03/31/2021~	31.48	0.48	(4.44)	(3.96)	(0.76)	(5.84)	0.00	(6.60)

03/31/2020~	24.64	0.60	6.84	7.44	(0.60)	0.00	0.00	(0.60)

03/31/2019~	24.04	0.56	0.72	1.28	(0.56)	(0.12)	0.00	(0.68)
Class C

03/31/2023~	19.24	0.22	(3.42)	(3.20)	(0.24)	0.00	0.00	(0.24)

03/31/2022~	20.92	0.16	(0.64)	(0.48)	(0.16)	(1.04)	0.00	(1.20)

03/31/2021~	31.48	0.24	(4.40)	(4.16)	(0.56)	(5.84)	0.00	(6.40)

03/31/2020~	24.64	0.40	6.84	7.24	(0.40)	0.00	0.00	(0.40)

03/31/2019~	24.04	0.36	0.76	1.12	(0.40)	(0.12)	0.00	(0.52)

PIMCO Moderate Duration Fund
Institutional Class

03/31/2023	$9.83	$0.27	$(0.48)	$(0.21)	$(0.39)	$0.00	$0.00	$(0.39)

03/31/2022	10.42	0.16	(0.61)	(0.45)	(0.13)	0.00	(0.01)	(0.14)

03/31/2021	10.50	0.19	0.25	0.44	(0.24)	(0.28)	0.00	(0.52)

03/31/2020	10.16	0.31	0.31	0.62	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.09	0.30	0.04	0.34	(0.27)	0.00	0.00	(0.27)
I-2

03/31/2023	9.83	0.30	(0.52)	(0.22)	(0.38)	0.00	0.00	(0.38)

03/31/2022	10.42	0.15	(0.61)	(0.46)	(0.12)	0.00	(0.01)	(0.13)

03/31/2021	10.50	0.18	0.25	0.43	(0.23)	(0.28)	0.00	(0.51)

03/31/2020	10.16	0.31	0.30	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.09	0.29	0.04	0.33	(0.26)	0.00	0.00	(0.26)

PIMCO Mortgage-Backed Securities Fund
Institutional Class

03/31/2023	$10.03	$0.25	$(0.92)	$(0.67)	$(0.51)	$0.00	$(0.01)	$(0.52)

03/31/2022	10.71	0.19	(0.60)	(0.41)	(0.27)	0.00	0.00	(0.27)

03/31/2021	10.54	0.22	0.24	0.46	(0.29)	0.00	0.00	(0.29)

03/31/2020	10.45	0.31	0.16	0.47	(0.38)	0.00	0.00	(0.38)

03/31/2019	10.35	0.32	0.16	0.48	(0.38)	0.00	0.00	(0.38)
I-2

03/31/2023	10.03	0.24	(0.92)	(0.68)	(0.50)	0.00	(0.01)	(0.51)

03/31/2022	10.71	0.17	(0.59)	(0.42)	(0.26)	0.00	0.00	(0.26)

03/31/2021	10.54	0.20	0.25	0.45	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.35	0.31	0.16	0.47	(0.37)	0.00	0.00	(0.37)
I-3

03/31/2023	10.03	0.24	(0.93)	(0.69)	(0.49)	0.00	(0.01)	(0.50)

03/31/2022	10.71	0.17	(0.60)	(0.43)	(0.25)	0.00	0.00	(0.25)

03/31/2021	10.54	0.19	0.25	0.44	(0.27)	0.00	0.00	(0.27)

03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)

04/27/2018 - 03/31/2019	10.28	0.30	0.21	0.51	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2023	10.03	0.22	(0.93)	(0.71)	(0.47)	0.00	(0.01)	(0.48)

03/31/2022	10.71	0.14	(0.59)	(0.45)	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.54	0.17	0.24	0.41	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)

03/31/2019	10.35	0.27	0.17	0.44	(0.34)	0.00	0.00	(0.34)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$15.80	(15.76)%	$96,860	1.145%		1.145%		0.575%		0.575%		2.39%	143%

19.24	(1.84)	65,785	0.585		0.585		0.575		0.575		1.74	103

20.92	(14.99)	80,506	0.665		0.665		0.575		0.575		1.90	249

31.48	30.98	100,913	1.955		1.955		0.575		0.575		2.53	220

24.64	5.84	55,408	1.065		1.065		0.575		0.575		2.55	141

15.80	(15.97)	58,241	1.345	(f)	1.345	(f)	0.825	(f)	0.825	(f)	2.12	143

19.24	(2.09)	68,558	0.835		0.835		0.825		0.825		1.49	103

20.92	(15.20)	87,751	0.915		0.915		0.825		0.825		1.65	249

31.48	30.66	119,986	2.205		2.205		0.825		0.825		2.29	220

24.64	5.59	104,513	1.315		1.315		0.825		0.825		2.32	141

15.80	(16.61)	14,751	2.145	(f)	2.145	(f)	1.575	(f)	1.575	(f)	1.37	143

19.24	(2.81)	13,289	1.585		1.585		1.575		1.575		0.74	103

20.92	(15.84)	13,794	1.665		1.665		1.575		1.575		0.89	249

31.48	29.70	23,024	2.955		2.955		1.575		1.575		1.54	220

24.64	4.80	13,027	2.065		2.065		1.575		1.575		1.57	141

$9.23	(2.05)%	$1,377,011	0.49%		0.49%		0.46%		0.46%		2.92%	221%

9.83	(4.39)	1,399,413	0.46		0.46		0.46		0.46		1.58	63

10.42	4.17	1,438,994	0.46		0.46		0.46		0.46		1.75	315

10.50	6.15	1,444,444	0.61		0.61		0.46		0.46		3.00	374

10.16	3.45	1,449,803	0.60		0.60		0.46		0.46		2.97	392

9.23	(2.14)	10,930	0.59		0.59		0.56		0.56		3.21	221

9.83	(4.49)	3,737	0.56		0.56		0.56		0.56		1.48	63

10.42	4.07	2,905	0.56		0.56		0.56		0.56		1.68	315

10.50	6.04	4,178	0.71		0.71		0.56		0.56		2.97	374

10.16	3.34	6,062	0.70		0.70		0.56		0.56		2.87	392

$8.84	(6.68)%	$130,619	1.11%		1.11%		0.50%		0.50%		2.75%	961%

10.03	(3.93)	144,523	0.50		0.50		0.50		0.50		1.80	887

10.71	4.36	128,747	0.52		0.52		0.50		0.50		2.02	909

10.54	4.55	110,220	0.75		0.75		0.50		0.50		2.95	884

10.45	4.74	93,074	0.75		0.75		0.50		0.50		3.09	790

8.84	(6.78)	12,605	1.21		1.21		0.60		0.60		2.64	961

10.03	(4.03)	17,815	0.60		0.60		0.60		0.60		1.63	887

10.71	4.26	28,619	0.62		0.62		0.60		0.60		1.90	909

10.54	4.45	17,379	0.85		0.85		0.60		0.60		2.85	884

10.45	4.64	9,964	0.85		0.85		0.60		0.60		3.03	790

8.84	(6.84)	158	1.16	(f)	1.21	(f)	0.65	(f)	0.70	(f)	2.56	961

10.03	(4.08)	2,669	0.65		0.70		0.65		0.70		1.55	887

10.71	4.21	4,667	0.67		0.72		0.65		0.70		1.78	909

10.54	4.41	26	0.90		0.95		0.65		0.70		2.76	884

10.45	5.06	111	0.90	*	0.95	*	0.65	*	0.70	*	3.18 *	790

8.84	(7.06)	24,335	1.51		1.51		0.90		0.90		2.35	961

10.03	(4.32)	29,663	0.90		0.90		0.90		0.90		1.36	887

10.71	3.95	37,503	0.92		0.92		0.90		0.90		1.62	909

10.54	4.14	33,554	1.15		1.15		0.90		0.90		2.57	884

10.45	4.32	38,041	1.15		1.15		0.90		0.90		2.67	790

ANNUAL REPORT	|	MARCH 31, 2023	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund (Cont.)
Class C

03/31/2023	$10.03	$0.15	$(0.93)	$(0.78)	$(0.40)	$0.00	$(0.01)	$(0.41)

03/31/2022	10.71	0.03	(0.56)	(0.53)	(0.15)	0.00	0.00	(0.15)

03/31/2021	10.54	0.09	0.24	0.33	(0.16)	0.00	0.00	(0.16)

03/31/2020	10.45	0.19	0.16	0.35	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.35	0.20	0.16	0.36	(0.26)	0.00	0.00	(0.26)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class

03/31/2023	$10.50	$0.40	$(0.74)	$(0.34)	$(0.73)	$0.00	$(0.01)	$(0.74)

03/31/2022	10.94	0.35	(0.39)	(0.04)	(0.40)	0.00	0.00	(0.40)

03/31/2021	10.37	0.38	0.63	1.01	(0.44)	0.00	0.00	(0.44)

03/31/2020	10.86	0.40	(0.41)	(0.01)	(0.48)	0.00	0.00	(0.48)

03/31/2019	11.02	0.44	(0.13)	0.31	(0.47)	0.00	0.00	(0.47)
I-2

03/31/2023	10.50	0.39	(0.74)	(0.35)	(0.72)	0.00	(0.01)	(0.73)

03/31/2022	10.94	0.34	(0.39)	(0.05)	(0.39)	0.00	0.00	(0.39)

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.39	(0.41)	(0.02)	(0.47)	0.00	0.00	(0.47)

03/31/2019	11.02	0.43	(0.13)	0.30	(0.46)	0.00	0.00	(0.46)
I-3

03/31/2023	10.50	0.39	(0.74)	(0.35)	(0.72)	0.00	(0.01)	(0.73)

03/31/2022	10.94	0.33	(0.38)	(0.05)	(0.39)	0.00	0.00	(0.39)

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.38	(0.41)	(0.03)	(0.46)	0.00	0.00	(0.46)

04/27/2018 - 03/31/2019	10.97	0.39	(0.08)	0.31	(0.42)	0.00	0.00	(0.42)
Class A

03/31/2023	10.50	0.36	(0.74)	(0.38)	(0.69)	0.00	(0.01)	(0.70)

03/31/2022	10.94	0.31	(0.39)	(0.08)	(0.36)	0.00	0.00	(0.36)

03/31/2021	10.37	0.33	0.63	0.96	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.36	(0.42)	(0.06)	(0.43)	0.00	0.00	(0.43)

03/31/2019	11.02	0.39	(0.13)	0.26	(0.42)	0.00	0.00	(0.42)
Class C

03/31/2023	10.50	0.29	(0.74)	(0.45)	(0.62)	0.00	(0.01)	(0.63)

03/31/2022	10.94	0.22	(0.38)	(0.16)	(0.28)	0.00	0.00	(0.28)

03/31/2021	10.37	0.25	0.63	0.88	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.86	0.27	(0.41)	(0.14)	(0.35)	0.00	0.00	(0.35)

03/31/2019	11.02	0.31	(0.13)	0.18	(0.34)	0.00	0.00	(0.34)

PIMCO Strategic Bond Fund
Institutional Class

03/31/2023	$10.56	$0.29	$(0.46)	$(0.17)	$(0.31)	$0.00	$0.00	$(0.31)

03/31/2022	10.98	0.15	(0.45)	(0.30)	(0.12)	0.00	0.00	(0.12)

03/31/2021	10.28	0.20	0.69	0.89	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.72	0.32	(0.40)	(0.08)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.61	0.27	0.14	0.41	(0.30)	0.00	0.00	(0.30)
I-2

03/31/2023	10.56	0.28	(0.46)	(0.18)	(0.30)	0.00	0.00	(0.30)

03/31/2022	10.98	0.14	(0.45)	(0.31)	(0.11)	0.00	0.00	(0.11)

03/31/2021	10.28	0.19	0.69	0.88	(0.18)	0.00	0.00	(0.18)

03/31/2020	10.72	0.31	(0.40)	(0.09)	(0.35)	0.00	0.00	(0.35)

03/31/2019	10.61	0.26	0.14	0.40	(0.29)	0.00	0.00	(0.29)
Class A

03/31/2023	10.56	0.25	(0.46)	(0.21)	(0.27)	0.00	0.00	(0.27)

03/31/2022	10.98	0.11	(0.45)	(0.34)	(0.08)	0.00	0.00	(0.08)

03/31/2021	10.28	0.15	0.70	0.85	(0.15)	0.00	0.00	(0.15)

03/31/2020	10.72	0.27	(0.39)	(0.12)	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.61	0.23	0.14	0.37	(0.26)	0.00	0.00	(0.26)

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.84	(7.75)%	$881	2.26%		2.26%		1.65%		1.65%		1.59%	961%

10.03	(5.01)	1,210	1.65		1.65		1.65		1.65		0.30	887

10.71	3.17	12,991	1.67		1.67		1.65		1.65		0.87	909

10.54	3.38	12,808	1.90		1.90		1.65		1.65		1.78	884

10.45	3.55	3,982	1.90		1.90		1.65		1.65		1.92	790

$9.42	(3.14)%	$5,063,979	1.35%		1.35%		0.60%		0.60%		4.06%	926%

10.50	(0.40)	5,631,928	0.63		0.63		0.60		0.60		3.20	720

10.94	9.79	5,583,247	0.68		0.68		0.60		0.60		3.46	913

10.37	(0.24)	4,279,689	1.82		1.82		0.60		0.60		3.66	727

10.86	2.86	3,890,521	1.37		1.37		0.60		0.60		4.01	791

9.42	(3.24)	1,643,989	1.45		1.45		0.70		0.70		3.97	926

10.50	(0.50)	1,756,926	0.73		0.73		0.70		0.70		3.12	720

10.94	9.67	1,249,015	0.78		0.78		0.70		0.70		3.35	913

10.37	(0.34)	784,463	1.92		1.92		0.70		0.70		3.56	727

10.86	2.76	717,678	1.47		1.47		0.70		0.70		3.90	791

9.42	(3.29)	75,482	1.50		1.55		0.75		0.80		3.93	926

10.50	(0.55)	70,707	0.78		0.83		0.75		0.80		3.08	720

10.94	9.63	46,548	0.83		0.88		0.75		0.80		3.36	913

10.37	(0.38)	40,482	1.97		2.02		0.75		0.80		3.53	727

10.86	2.93	18,516	1.52	*	1.57	*	0.75	*	0.80	*	3.92 *	791

9.42	(3.53)	226,211	1.75		1.75		1.00		1.00		3.68	926

10.50	(0.80)	187,669	1.03		1.03		1.00		1.00		2.81	720

10.94	9.34	172,679	1.08		1.08		1.00		1.00		3.08	913

10.37	(0.64)	154,403	2.22		2.22		1.00		1.00		3.27	727

10.86	2.45	248,356	1.77		1.77		1.00		1.00		3.61	791

9.42	(4.26)	25,259	2.50		2.50		1.75		1.75		2.92	926

10.50	(1.54)	30,577	1.78		1.78		1.75		1.75		2.05	720

10.94	8.52	31,626	1.83		1.83		1.75		1.75		2.35	913

10.37	(1.39)	34,354	2.97		2.97		1.75		1.75		2.51	727

10.86	1.69	33,643	2.52		2.52		1.75		1.75		2.86	791

$10.08	(1.55)%	$45,204	0.52%		0.57%		0.51%		0.56%		2.80%	327%

10.56	(2.77)	81,791	0.51		0.56		0.51		0.56		1.36	199

10.98	8.70	71,748	0.52		0.57		0.51		0.56		1.82	385

10.28	(0.82)	48,748	0.52		0.57		0.51		0.56		2.98	345

10.72	3.90	89,156	0.64	(e)	0.66	(e)	0.60	(e)	0.62	(e)	2.54	294

10.08	(1.65)	25,346	0.62		0.67		0.61		0.66		2.73	327

10.56	(2.86)	35,225	0.61		0.66		0.61		0.66		1.25	199

10.98	8.59	42,685	0.62		0.67		0.61		0.66		1.72	385

10.28	(0.92)	32,022	0.62		0.67		0.61		0.66		2.90	345

10.72	3.80	54,627	0.74	(e)	0.76	(e)	0.70	(e)	0.72	(e)	2.44	294

10.08	(1.95)	16,476	0.92		0.97		0.91		0.96		2.48	327

10.56	(3.15)	23,580	0.91		0.96		0.91		0.96		0.96	199

10.98	8.26	28,203	0.92		0.97		0.91		0.96		1.43	385

10.28	(1.21)	24,574	0.92		0.97		0.91		0.96		2.57	345

10.72	3.49	50,086	1.04	(e)	1.06	(e)	1.00	(e)	1.02	(e)	2.19	294

ANNUAL REPORT	|	MARCH 31, 2023	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Strategic Bond Fund (Cont.)
Class C

03/31/2023	$10.56	$0.18	$(0.48)	$(0.30)	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2022	10.98	0.02	(0.44)	(0.42)	(0.00)	0.00	0.00	(0.00)

03/31/2021	10.28	0.07	0.70	0.77	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.72	0.20	(0.40)	(0.20)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.61	0.15	0.14	0.29	(0.18)	0.00	0.00	(0.18)

PIMCO Total Return Fund II
Institutional Class

03/31/2023	$8.98	$0.22	$(0.71)	$(0.49)	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2022	9.52	0.12	(0.52)	(0.40)	(0.14)	0.00	0.00	(0.14)

03/31/2021	9.98	0.17	0.04	0.21	(0.19)	(0.47)	(0.01)	(0.67)

03/31/2020	9.64	0.29	0.46	0.75	(0.31)	(0.10)	0.00	(0.41)

03/31/2019	9.48	0.29	0.18	0.47	(0.31)	0.00	0.00	(0.31)
I-2

03/31/2023	8.98	0.21	(0.71)	(0.50)	(0.22)	0.00	0.00	(0.22)

03/31/2022	9.52	0.11	(0.52)	(0.41)	(0.13)	0.00	0.00	(0.13)

03/31/2021	9.98	0.15	0.05	0.20	(0.18)	(0.47)	(0.01)	(0.66)

03/31/2020	9.64	0.27	0.47	0.74	(0.30)	(0.10)	0.00	(0.40)

03/31/2019	9.48	0.27	0.19	0.46	(0.30)	0.00	0.00	(0.30)

PIMCO Total Return Fund IV
Institutional Class

03/31/2023	$10.31	$0.25	$(0.76)	$(0.51)	$(0.34)	$0.00	$0.00	$(0.34)

03/31/2022	10.96	0.20	(0.65)	(0.45)	(0.20)	0.00	0.00	(0.20)

03/31/2021	10.85	0.23	0.11	0.34	(0.12)	0.00	(0.11)	(0.23)

03/31/2020	10.40	0.29	0.46	0.75	(0.30)	0.00	0.00	(0.30)

03/31/2019	10.26	0.27	0.15	0.42	(0.28)	0.00	0.00	(0.28)
Class A

03/31/2023	10.31	0.21	(0.75)	(0.54)	(0.31)	0.00	0.00	(0.31)

03/31/2022	10.96	0.16	(0.65)	(0.49)	(0.16)	0.00	0.00	(0.16)

03/31/2021	10.85	0.19	0.11	0.30	(0.08)	0.00	(0.11)	(0.19)

03/31/2020	10.40	0.25	0.46	0.71	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.26	0.23	0.15	0.38	(0.24)	0.00	0.00	(0.24)

PIMCO Total Return ESG Fund
Institutional Class

03/31/2023	$8.64	$0.22	$(0.84)	$(0.62)	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2022	9.33	0.20	(0.62)	(0.42)	(0.20)	(0.07)	0.00	(0.27)

03/31/2021	9.38	0.21	0.17	0.38	(0.23)	(0.20)	0.00	(0.43)

03/31/2020	9.04	0.27	0.39	0.66	(0.32)	0.00	0.00	(0.32)

03/31/2019	8.95	0.25	0.08	0.33	(0.24)	0.00	0.00	(0.24)
I-2

03/31/2023	8.64	0.21	(0.84)	(0.63)	(0.34)	0.00	0.00	(0.34)

03/31/2022	9.33	0.19	(0.62)	(0.43)	(0.19)	(0.07)	0.00	(0.26)

03/31/2021	9.38	0.20	0.17	0.37	(0.22)	(0.20)	0.00	(0.42)

03/31/2020	9.04	0.26	0.39	0.65	(0.31)	0.00	0.00	(0.31)

03/31/2019	8.95	0.24	0.08	0.32	(0.23)	0.00	0.00	(0.23)
I-3

07/29/2022 - 03/31/2023	8.20	0.16	(0.42)	(0.26)	(0.27)	0.00	0.00	(0.27)
Administrative Class

03/31/2023	8.64	0.20	(0.84)	(0.64)	(0.33)	0.00	0.00	(0.33)

03/31/2022	9.33	0.18	(0.62)	(0.44)	(0.18)	(0.07)	0.00	(0.25)

03/31/2021	9.38	0.20	0.16	0.36	(0.21)	(0.20)	0.00	(0.41)

03/31/2020	9.04	0.24	0.40	0.64	(0.30)	0.00	0.00	(0.30)

03/31/2019	8.95	0.22	0.09	0.31	(0.22)	0.00	0.00	(0.22)
Class A

03/31/2023	8.64	0.19	(0.85)	(0.66)	(0.31)	0.00	0.00	(0.31)

03/31/2022	9.33	0.16	(0.61)	(0.45)	(0.17)	(0.07)	0.00	(0.24)

03/31/2021	9.38	0.16	0.18	0.34	(0.19)	(0.20)	0.00	(0.39)

02/03/2020 - 03/31/2020	9.49	0.03	(0.10)	(0.07)	(0.04)	0.00	0.00	(0.04)

32	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.08	(2.80)%	$2,383	1.67%		1.72%		1.66%		1.71%		1.72%	327%

10.56	(3.80)	3,607	1.66		1.71		1.66		1.71		0.21	199

10.98	7.46	4,385	1.67		1.72		1.66		1.71		0.69	385

10.28	(1.95)	4,788	1.67		1.72		1.66		1.71		1.83	345

10.72	2.72	8,203	1.79(	e)	1.81	(e)	1.75	(e)	1.77	(e)	1.39	294

$8.26	(5.40)%	$559,913	0.52%		0.52%		0.50%		0.50%		2.66%	371%

8.98	(4.28)	611,583	0.50		0.50		0.50		0.50		1.26	293

9.52	2.01	605,257	0.50		0.50		0.50		0.50		1.67	483

9.98	7.85	554,187	0.76		0.76		0.50		0.50		2.91	607

9.64	5.04	497,650	0.85		0.85		0.50		0.50		3.06	587

8.26	(5.49)	5,353	0.62		0.62		0.60		0.60		2.56	371

8.98	(4.38)	7,769	0.60		0.60		0.60		0.60		1.15	293

9.52	1.90	11,474	0.60		0.60		0.60		0.60		1.52	483

9.98	7.74	4,034	0.86		0.86		0.60		0.60		2.78	607

9.64	4.92	2,229	0.95		0.95		0.60		0.60		2.87	587

$9.46	(4.89)%	$233,338	0.52%		0.52%		0.50%		0.50%		2.59%	383%

10.31	(4.20)	316,993	0.50		0.50		0.50		0.50		1.80	278

10.96	3.13	449,336	0.52		0.52		0.50		0.50		2.08	403

10.85	7.22	415,646	0.80		0.80		0.50		0.50		2.68	401

10.40	4.15	556,025	0.69		0.69		0.50		0.50		2.62	579

9.46	(5.22)	11,290	0.87		0.87		0.85		0.85		2.22	383

10.31	(4.53)	14,481	0.85		0.85		0.85		0.85		1.45	278

10.96	2.77	17,292	0.87		0.87		0.85		0.85		1.73	403

10.85	6.85	15,733	1.15		1.15		0.85		0.85		2.30	401

10.40	3.79	10,748	1.04		1.04		0.85		0.85		2.32	579

$7.67	(7.17)%	$1,803,296	0.61%		0.61%		0.50%		0.50%		2.79%	391%

8.64	(4.61)	2,054,386	0.51		0.51		0.50		0.50		2.15	184

9.33	3.97	1,774,662	0.53		0.53		0.50		0.50		2.21	327

9.38	7.40	1,230,121	0.96		0.96		0.50		0.50		2.85	396

9.04	3.81	1,022,259	0.84		0.84		0.50		0.50		2.80	514

7.67	(7.26)	276,253	0.71		0.71		0.60		0.60		2.67	391

8.64	(4.71)	402,434	0.61		0.61		0.60		0.60		2.05	184

9.33	3.86	331,326	0.63		0.63		0.60		0.60		2.11	327

9.38	7.30	214,088	1.06		1.06		0.60		0.60		2.73	396

9.04	3.71	124,601	0.94		0.94		0.60		0.60		2.71	514

7.67	(3.14)	4,691	0.71	*(f)	0.76	*(f)	0.65	*(f)	0.70	*(f)	3.03 *	391

7.67	(7.40)	18,147	0.86		0.86		0.75		0.75		2.54	391

8.64	(4.85)	21,552	0.76		0.76		0.75		0.75		1.89	184

9.33	3.71	20,325	0.78		0.78		0.75		0.75		2.04	327

9.38	7.14	36,533	1.21		1.21		0.75		0.75		2.63	396

9.04	3.55	43,323	1.09		1.09		0.75		0.75		2.55	514

7.67	(7.54)	17,280	1.01		1.01		0.90		0.90		2.40	391

8.64	(4.99)	15,988	0.91		0.91		0.90		0.90		1.74	184

9.33	3.56	8,282	0.93		0.93		0.90		0.90		1.68	327

9.38	(0.79)	104	1.36	*	1.36	*	0.90	*	0.90	*	2.29 *	396

ANNUAL REPORT	|	MARCH 31, 2023	33

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return ESG Fund (Cont.)
Class C

03/31/2023	$8.64	$0.13	$(0.84)	$(0.71)	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2022	9.33	0.09	(0.61)	(0.52)	(0.10)	(0.07)	0.00	(0.17)

03/31/2021	9.38	0.09	0.18	0.27	(0.12)	(0.20)	0.00	(0.32)

02/03/2020 - 03/31/2020	9.49	0.02	(0.11)	(0.09)	(0.02)	0.00	0.00	(0.02)

^	A Zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%
~	A one for four reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 1, 2018, the Class’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25%.
(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

34	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.67	(8.24)%	$1,006	1.76%		1.76%		1.65%		1.65%		1.67%		391%

8.64	(5.71)	847	1.66		1.66		1.65		1.65		1.00		184

9.33	2.80	523	1.68		1.68		1.65		1.65		0.95		327

9.38	(0.90)	12	2.11	*	2.11	*	1.65	*	1.65	*	1.52	*	396

ANNUAL REPORT	|	MARCH 31, 2023	35

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Assets:

Investments, at value
Investments in securities*	$2,719,818	$1,246,894	$2,493,711	$4,400,455	$1,183,727	$1,894,480
Investments in Affiliates	188	23,182	37,615	64,862	165	21,423
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,447	227	821	2,775	196	1,802
Over the counter	29,716	1,813	3,603	9,367	1,314	1,808
Cash	0	0	13	0	0	0
Deposits with counterparty	25,569	5,060	10,021	6,780	3,736	27,743
Foreign currency, at value	10,674	317	0	1,438	0	3,510
Receivable for investments sold	3,333	181,899	86	793,163	79	2,194
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0	166
Receivable for TBA investments sold	396,204	67,607	2,013,748	352,989	71,998	202,262
Receivable for Fund shares sold	20,372	2	4,225	1,693	1,024	996
Interest and/or dividends receivable	18,698	3,744	4,261	33,750	8,784	5,714
Dividends receivable from Affiliates	1	97	145	396	1	88
Reimbursement receivable from PIMCO	0	0	3	0	0	0
Total Assets	3,227,020	1,530,842	4,568,252	5,667,668	1,271,024	2,162,186

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$550,632	$87,793	$1,671,869	$194,533	$0
Payable for sale-buyback transactions	0	21,179	0	133,865	26,012	0
Payable for short sales	130,925	0	641,379	20,587	86	58,143
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,297	4,122	1,830	6,820	1,622	2,488
Over the counter	45,095	2,735	2,008	14,871	1,979	3,071
Payable for investments purchased	158,006	181,106	5,298	4,939	0	409,990
Payable for investments in Affiliates purchased	1	97	145	396	1	88
Payable for TBA investments purchased	464,381	120,496	2,587,129	692,984	151,072	295,799
Deposits from counterparty	3,601	2,135	9,277	7,836	895	2,330
Payable for Fund shares redeemed	4,596	49	1,657	2,757	1,193	853
Distributions payable	620	0	417	272	56	904
Overdraft due to custodian	198	1	0	84	153	0
Accrued investment advisory fees	1,208	142	251	681	176	314
Accrued supervisory and administrative fees	597	145	325	698	210	265
Accrued distribution fees	10	0	10	3	9	0
Accrued servicing fees	43	0	48	13	16	0
Other liabilities	0	0	0	0	0	0
Total Liabilities	817,578	882,839	3,337,567	2,558,675	378,013	774,245

Net Assets	$2,409,442	$648,003	$1,230,685	$3,108,993	$893,011	$1,387,941

Net Assets Consist of:

Paid in capital	$3,188,222	$955,109	$1,471,693	$4,143,658	$1,311,049	$1,552,869
Distributable earnings (accumulated loss)	(778,780)	(307,106)	(241,008)	(1,034,665)	(418,038)	(164,928)

Net Assets	$2,409,442	$648,003	$1,230,685	$3,108,993	$893,011	$1,387,941

Cost of investments in securities	$2,996,182	$1,524,783	$2,583,604	$4,911,547	$1,297,953	$1,934,053
Cost of investments in Affiliates	$188	$24,141	$37,605	$67,456	$168	$22,248
Cost of foreign currency held	$11,066	$316	$0	$1,398	$0	$3,553
Proceeds received on short sales	$130,119	$0	$637,890	$20,532	$84	$57,941
Cost or premiums of financial derivative instruments, net	$12,727	$(828)	$41,079	$(3,679)	$(125)	$4,049

* Includes repurchase agreements of:	$341,910	$4,527	$8,378	$1,191	$32,389	$882,341

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$299,033	$14,875,098	$101,346	$710,208	$301,986	$2,872,990
19,824	4,655	150	45,475	135	0

149	14,640	98	196	161	1,666
904	82,932	1,146	0	386	3,272
1	88	0	0	0	526
2,894	36,892	2,019	4,404	1,956	24,558
0	749	80	0	355	1,328
0	3,566	228	1,558	4,956	412
0	0	0	99	0	709
189,122	11,332,788	23,032	74,583	57,483	793,035
280	37,831	16	511	182	3,435
531	40,599	555	2,719	1,589	13,429
16	312	1	192	31	0
0	3	4	0	0	0
512,754	26,430,153	128,675	839,945	369,220	3,715,360

$8,008	$1,493,816	$0	$0	$0	$0
0	4,338	0	0	18,323	0
43,334	3,071,848	4,469	5,862	0	60,021

255	35,991	278	921	102	3,851
327	58,947	1,535	150	828	8,590
864	104,690	19	52,900	3,176	83,503
16	312	1	192	31	0
289,102	14,474,859	32,497	210,836	99,813	1,425,236
1,976	117,070	300	3,083	1,063	9,984
179	25,267	108	181	1,066	2,180
17	4,114	4	301	23	336
0	0	0	0	29	0
34	2,165	20	126	67	474
38	1,741	29	127	68	502
1	17	2	0	0	5
5	58	4	0	3	4
0	0	0	0	0	1
344,156	19,395,233	39,266	274,679	124,592	1,594,687

$168,598	$7,034,920	$89,409	$565,266	$244,628	$2,120,673

$209,829	$8,135,541	$100,777	$661,761	$295,437	$2,588,024
(41,231)	(1,100,621)	(11,368)	(96,495)	(50,809)	(467,351)

$168,598	$7,034,920	$89,409	$565,266	$244,628	$2,120,673

$313,245	$15,752,631	$105,592	$761,088	$324,537	$3,128,968
$19,820	$4,653	$151	$46,150	$135	$0
$0	$743	$91	$0	$359	$1,341
$42,937	$3,051,406	$4,457	$5,731	$0	$59,855
$1,733	$290,317	$(1,364)	$2,750	$(1,557)	$12,636

$1,873	$2,896	$22,185	$113,405	$572	$179,984

ANNUAL REPORT	|	MARCH 31, 2023	37

Statements of Assets and Liabilities	(Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Net Assets:

Institutional Class	$1,982,406	$604,478	$554,311	$2,948,352	$723,159	$1,377,011
I-2	237,252	43,525	389,287	101,898	96,860	10,930
I-3	2,635	N/A	66,191	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	169,276	N/A	206,950	54,117	58,241	N/A
Class C	12,832	N/A	13,946	4,626	14,751	N/A
Class R	5,041	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	207,452	36,801	58,688	392,429	45,764	149,155
I-2	24,828	2,649	41,216	13,563	6,130	1,184
I-3	276	N/A	7,008	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	17,714	N/A	21,911	7,203	3,686	N/A
Class C	1,343	N/A	1,477	616	934	N/A
Class R	527	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.56	$16.43	$9.45	$7.51	$15.80	$9.23
I-2	9.56	16.43	9.45	7.51	15.80	9.23
I-3	9.56	N/A	9.45	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	9.56	N/A	9.45	7.51	15.80	N/A
Class C	9.56	N/A	9.45	7.51	15.80	N/A
Class R	9.56	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

38	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$130,619	$5,063,979	$45,204	$559,913	$233,338	$1,803,296
12,605	1,643,989	25,346	5,353	N/A	276,253
158	75,482	N/A	N/A	N/A	4,691
N/A	N/A	N/A	N/A	N/A	18,147
24,335	226,211	16,476	N/A	11,290	17,280
881	25,259	2,383	N/A	N/A	1,006
N/A	N/A	N/A	N/A	N/A	N/A

14,774	537,354	4,484	67,826	24,665	235,079
1,426	174,443	2,514	648	N/A	36,013
18	8,009	N/A	N/A	N/A	612
N/A	N/A	N/A	N/A	N/A	2,366
2,752	24,007	1,635	N/A	1,194	2,252
100	2,681	236	N/A	N/A	131
N/A	N/A	N/A	N/A	N/A	N/A

$8.84	$9.42	$10.08	$8.26	$9.46	$7.67
8.84	9.42	10.08	8.26	N/A	7.67
8.84	9.42	N/A	N/A	N/A	7.67
N/A	N/A	N/A	N/A	N/A	7.67
8.84	9.42	10.08	N/A	9.46	7.67
8.84	9.42	10.08	N/A	N/A	7.67
N/A	N/A	N/A	N/A	N/A	N/A

ANNUAL REPORT	|	MARCH 31, 2023	39

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Investment Income:

Interest, net of foreign taxes*	$132,064	$36,565	$35,821	$149,948	$24,648	$45,697
Dividends	882	0	0	1,462	0	601
Dividends from Investments in Affiliates	46	1,192	1,142	4,247	5	1,139
Total Income	132,992	37,757	36,963	155,657	24,653	47,437

Expenses:

Investment advisory fees	16,325	1,573	2,573	7,101	1,573	3,484
Supervisory and administrative fees	8,044	1,605	3,299	7,235	1,899	2,931
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Distribution and/or servicing fees - Class A	486	N/A	517	69	144	N/A
Distribution and/or servicing fees - Class C	153	N/A	155	26	133	N/A
Distribution and/or servicing fees - Class R	26	N/A	N/A	N/A	N/A	N/A
Trustee fees	19	4	6	18	4	8
Interest expense	910	15,719	8,618	34,600	3,941	361
Miscellaneous expense	133	0	0	2	0	7
Total Expenses	26,096	18,901	15,168	49,051	7,694	6,791
Waiver and/or Reimbursement by PIMCO	(4)	0	(11)	0	0	0
Net Expenses	26,092	18,901	15,157	49,051	7,694	6,791

Net Investment Income (Loss)	106,900	18,856	21,806	106,606	16,959	40,646

Net Realized Gain (Loss):

Investments in securities	(45,739)	(54,664)	(90,866)	(517,587)	(102,432)	(48,612)
Investments in Affiliates	(2)	(3)	147	(5)	0	(265)
Exchange-traded or centrally cleared financial derivative instruments	(60,211)	79,969	46,727	170,796	15,107	(56,127)
Over the counter financial derivative instruments	55,557	1,229	11,084	6,258	675	17,882
Short sales	5,704	0	0	0	0	0
Foreign currency	(1,776)	(171)	0	(448)	0	337

Net Realized Gain (Loss)	(46,467)	26,360	(32,908)	(340,986)	(86,650)	(86,785)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(165,869)	(191,262)	(43,648)	(163,322)	(17,789)	(11,770)
Investments in Affiliates	2	(600)	15	(1,638)	0	(362)
Exchange-traded or centrally cleared financial derivative instruments	10,479	(32,674)	(13,346)	(78,965)	(9,834)	25,115
Over the counter financial derivative instruments	(3,612)	(21)	(6,023)	(1,790)	(85)	4,396
Short sales	(1,226)	0	0	0	0	0
Foreign currency assets and liabilities	(1,325)	(14)	0	35	0	(24)

Net Change in Unrealized Appreciation (Depreciation)	(161,551)	(224,571)	(63,002)	(245,680)	(27,708)	17,355

Net Increase (Decrease) in Net Assets Resulting from Operations	$(101,118)	$(179,355)	$(74,104)	$(480,060)	$(97,399)	$(28,784)

* Foreign tax withholdings	$13	$0	$0	$19	$0	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$6,037	$365,321	$4,176	$16,500	$9,202	$75,485
0	0	3	0	0	0
118	4,534	20	1,515	339	0
6,155	369,855	4,199	18,015	9,541	75,485

399	23,874	314	1,416	766	5,562
457	19,052	442	1,422	779	5,919
N/A	N/A	N/A	N/A	N/A	48
66	454	50	N/A	31	39
10	273	31	N/A	N/A	8
N/A	N/A	N/A	N/A	N/A	N/A
1	40	1	3	2	13
978	51,603	15	135	67	2,439
0	6	6	0	0	1
1,911	95,302	859	2,976	1,645	14,029
(1)	(32)	(64)	0	0	0
1,910	95,270	795	2,976	1,645	14,029

4,245	274,585	3,404	15,039	7,896	61,456

(13,376)	(139,993)	(2,768)	(19,845)	(18,764)	(215,341)
11	338	(37)	(206)	(35)	0
643	129,543	(3,915)	(4,487)	(1,886)	51,261
1,045	103,293	2,798	(280)	2,989	14,783
167	5,076	189	0	0	0
0	(1,440)	(117)	0	25	1,396

(11,510)	96,817	(3,850)	(24,818)	(17,671)	(147,901)

(8,546)	(467,691)	(2,743)	(23,689)	(7,837)	(88,449)
4	4	37	(248)	44	0
3,336	(69,130)	(19)	(533)	1,148	(8,618)
(197)	(74,301)	(749)	933	(583)	(314)
(68)	(2,734)	(13)	0	0	0
0	559	(7)	(2)	97	(94)

(5,471)	(613,293)	(3,494)	(23,539)	(7,131)	(97,475)

$(12,736)	$(241,891)	$(3,940)	$(33,318)	$(16,906)	$(183,920)

$0	$0	$0	$0	$0	$0

ANNUAL REPORT	|	MARCH 31, 2023	41

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund		PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$106,900	$131,310	$18,856	$28,765	$21,806	$11,925	$106,606	$142,741
Net realized gain (loss)	(46,467)	(15,746)	26,360	(4,695)	(32,908)	(23,080)	(340,986)	(84,982)
Net change in unrealized appreciation (depreciation)	(161,551)	(261,901)	(224,571)	18,802	(63,002)	(53,592)	(245,680)	(166,481)

Net Increase (Decrease) in Net Assets Resulting from Operations	(101,118)	(146,337)	(179,355)	42,872	(74,104)	(64,747)	(480,060)	(108,722)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(102,983)	(63,012)	(18,116)	(187,862)	(20,842)	(16,769)	(104,250)	(247,987)
I-2	(11,845)	(6,311)	(901)	(7,260)	(16,330)	(12,024)	(3,275)	(7,027)
I-3	(272)	(128)	N/A	N/A	(1,154)	(64)	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(7,523)	(3,627)	N/A	N/A	(9,157)	(5,811)	(936)	(1,880)
Class C	(472)	(177)	N/A	N/A	(564)	(320)	(68)	(131)
Class R	(193)	(71)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	(634)	0	0	0
I-2	0	0	0	0	(507)	0	0	0
I-3	0	0	N/A	N/A	(33)	0	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	(301)	0	0	0
Class C	0	0	N/A	N/A	(22)	0	0	0
Class R	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(c)	(123,288)	(73,326)	(19,017)	(195,122)	(49,544)	(34,988)	(108,529)	(257,025)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,082,784)	61,103	114,111	(194,224)	156,239	(853,586)	110,352	777,277

Total Increase (Decrease) in Net Assets	(1,307,190)	(158,560)	(84,261)	(346,474)	32,591	(953,321)	(478,237)	411,530

Net Assets:

Beginning of year	3,716,632	3,875,192	732,264	1,078,738	1,198,094	2,151,415	3,587,230	3,175,700
End of year	$2,409,442	$3,716,632	$648,003	$732,264	$1,230,685	$1,198,094	$3,108,993	$3,587,230

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 18, 2022.
(b)	Inception date of Class I-3 was July 29, 2022.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund			PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities and Bond Fund

Year Ended March 31, 2023	Year Ended March 31, 2022		Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

$16,959	$13,310		$40,646	$23,904	$4,245	$3,525	$274,585	$237,613
(86,650)	(77,273)		(86,785)	(20,001)	(11,510)	(2,736)	96,817	160,085
(27,708)	40,962		17,355	(70,734)	(5,471)	(9,008)	(613,293)	(437,621)

(97,399)	(23,001)		(28,784)	(66,831)	(12,736)	(8,219)	(241,891)	(39,923)

(14,463)	(43,165)		(57,826)	(18,717)	(6,305)	(3,736)	(361,234)	(215,249)
(2,043)	(4,595)		(254)	(43)	(751)	(551)	(113,768)	(51,275)
N/A	N/A		N/A	N/A	(69)	(105)	(4,763)	(2,047)
N/A	(396	)(a)	N/A	N/A	N/A	N/A	N/A	N/A
(1,301)	(5,041)		N/A	N/A	(1,324)	(704)	(13,395)	(5,646)
(201)	(718)		N/A	N/A	(41)	(37)	(1,667)	(794)
N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A

0	0		0	(1,468)	(147)	0	(6,091)	0
0	0		0	(4)	(18)	0	(1,901)	0
N/A	N/A		N/A	N/A	(2)	0	(78)	0
N/A	0	(a)	N/A	N/A	N/A	N/A	N/A	N/A
0	0		N/A	N/A	(33)	0	(222)	0
0	0		N/A	N/A	(1)	0	(33)	0
N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A

(18,008)	(53,915)		(58,080)	(20,232)	(8,691)	(5,133)	(503,152)	(275,011)

343,228	(28,169)		71,655	48,314	(5,855)	(3,295)	102,156	909,626

227,821	(105,085)		(15,209)	(38,749)	(27,282)	(16,647)	(642,887)	594,692

665,190	770,275		1,403,150	1,441,899	195,880	212,527	7,677,807	7,083,115
$893,011	$665,190		$1,387,941	$1,403,150	$168,598	$195,880	$7,034,920	$7,677,807

ANNUAL REPORT	|	MARCH 31, 2023	43

Statements of Changes in Net Assets	(Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II			PIMCO Total Return Fund IV		PIMCO Total Return ESG Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022		Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023		Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,404	$1,930	$15,039	$8,231		$7,896	$6,925	$61,456		$50,432
Net realized gain (loss)	(3,850)	2,109	(24,818)	(7,984)		(17,671)	2,727	(147,901)		10,162
Net change in unrealized appreciation (depreciation)	(3,494)	(8,637)	(23,539)	(28,732)		(7,131)	(22,376)	(97,475)		(184,790)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,940)	(4,598)	(33,318)	(28,485)		(16,906)	(12,724)	(183,920)		(124,196)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,057)	(892)	(15,557)	(9,393)		(10,385)	(6,730)	(80,590)		(57,950)
I-2	(837)	(437)	(146)	(130)		N/A	N/A	(13,498)		(11,434)
I-3	N/A	N/A	N/A	N/A		N/A	N/A	(32	)(b)	N/A
Administrative Class	N/A	N/A	N/A	(24	)(a)	N/A	N/A	(785)		(609)
Class A	(508)	(187)	N/A	N/A		(388)	(247)	(627)		(443)
Class C	(52)	(1)	N/A	N/A		N/A	N/A	(27)		(14)
Class R	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A

Tax basis return of capital
Institutional Class	0	0	0	(55)		0	0	0		0
I-2	0	0	0	(1)		N/A	N/A	0		0
I-3	N/A	N/A	N/A	N/A		N/A	N/A	0	(b)	N/A
Administrative Class	N/A	N/A	N/A	0	(a)	N/A	N/A	0		0
Class A	0	0	N/A	N/A		0	0	0		0
Class C	0	0	N/A	N/A		N/A	N/A	0		0
Class R	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A

Total Distributions(c)	(3,454)	(1,517)	(15,703)	(9,603)		(10,773)	(6,977)	(95,559)		(70,450)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(47,400)	3,297	(5,065)	38,312		(59,167)	(115,453)	(95,055)		554,735

Total Increase (Decrease) in Net Assets	(54,794)	(2,818)	(54,086)	224		(86,846)	(135,154)	(374,534)		360,089

Net Assets:

Beginning of year	144,203	147,021	619,352	619,128		331,474	466,628	2,495,207		2,135,118
End of year	$89,409	$144,203	$565,266	$619,352		$244,628	$331,474	$2,120,673		$2,495,207

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 18, 2022.
(b)	Inception date of Class I-3 was July 29, 2022.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

44	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(179,355)	$(480,060)	$(97,399)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,604,006)	(6,809,912)	(1,708,597)
Proceeds from sales of long-term securities	1,385,569	7,002,975	1,220,776
(Purchases) Proceeds from sales of short-term portfolio investments, net	69	9,384	(29,445)
(Increase) decrease in deposits with counterparty	5,408	4,612	(2,794)
(Increase) decrease in receivable for investments sold	(45,152)	187,501	(42,152)
(Increase) decrease in interest and/or dividends receivable	(2,129)	(1,398)	(5,257)
(Increase) decrease in dividends receivable from Affiliates	(73)	(328)	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	49,383	92,036	6,271
Proceeds from (Payments on) over the counter financial derivative instruments	1,266	5,398	827
(Increase) decrease in other assets	0	0	1
Increase (decrease) in payable for investments purchased	95,239	686,038	150,868
Increase (decrease) in deposits from counterparty	1,545	5,636	(557)
Increase (decrease) in accrued investment advisory fees	(14)	(122)	45
Increase (decrease) in accrued supervisory and administrative fees	(14)	(117)	51
Increase (decrease) in accrued distribution fees	0	2	0
Increase (decrease) in accrued servicing fees	0	7	(2)
Proceeds from (Payments on) short sales transactions, net	(2,853)	(1,150)	(29,605)
Proceeds from (Payments on) foreign currency transactions	(185)	(413)	0
Increase (decrease) in other liabilities	0	(15)	0
Net Realized (Gain) Loss
Investments in securities	54,664	517,587	102,432
Investments in Affiliates	3	5	0
Exchange-traded or centrally cleared financial derivative instruments	(79,969)	(170,796)	(15,107)
Over the counter financial derivative instruments	(1,229)	(6,258)	(675)
Foreign currency	171	448	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	191,262	163,322	17,789
Investments in Affiliates	600	1,638	0
Exchange-traded or centrally cleared financial derivative instruments	32,674	78,965	9,834
Over the counter financial derivative instruments	21	1,790	85
Foreign currency assets and liabilities	14	(35)	0
Net amortization (accretion) on investments	(23,321)	(13,881)	(2,280)

Net Cash Provided by (Used for) Operating Activities	(120,412)	1,272,859	(424,892)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	385,871	1,211,678	632,457
Payments on shares redeemed	(292,834)	(1,304,100)	(299,656)
Increase (decrease) in overdraft due to custodian	1	(1,588)	153
Cash distributions paid*	(8)	(4,240)	(475)
Proceeds from reverse repurchase agreements	78,149,771	161,224,854	2,583,869
Payments on reverse repurchase agreements	(78,151,865)	(162,532,634)	(2,517,468)
Proceeds from sale-buyback transactions	2,907,434	3,438,845	2,862,098
Payments on sale-buyback transactions	(2,886,255)	(3,304,980)	(2,836,086)

Net Cash Received from (Used for) Financing Activities	112,115	(1,272,165)	424,892

Net Increase (Decrease) in Cash and Foreign Currency	(8,297)	694	0

Cash and Foreign Currency:

Beginning of year	8,614	744	0
End of year	$317	$1,438	$0

* Reinvestment of distributions	$19,009	$104,390	$17,510

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$14,536	$33,984	$3,119

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2023	45

Schedule of Investments	PIMCO Dynamic Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.7%

Adient U.S. LLC
8.090% (LIBOR01M + 3.250%) due 04/10/2028 ~		$1,270	$1,270

Air Canada
8.369% (LIBOR03M + 3.500%) due 08/11/2028 ~		1,985	1,984

American Airlines, Inc.
9.558% (LIBOR03M + 4.750%) due 04/20/2028 ~		6,000	6,102

Brookfield Retail Holdings
7.407% due 08/27/2025		2,036	2,006

Caesars Entertainment Corp.
8.157% due 02/06/2030		5,300	5,282

Carnival Corp.
7.840% (LIBOR01M + 3.000%) due 06/30/2025 ~		3,015	2,983

CommScope, Inc.
8.090% (LIBOR01M + 3.250%) due 04/06/2026 ~		4,386	4,231

Hertz Corp.
8.109% (LIBOR01M + 3.250%) due 06/30/2028 ~		2,821	2,808

Intelsat Jackson Holdings SA
9.082% due 02/01/2029		406	402

IRB Holding Corp.
7.737% due 12/15/2027		6,364	6,268

MPH Acquisition Holdings LLC
9.203% (LIBOR03M + 4.250%) due 09/01/2028 ~		4,728	4,063

Organon & Co.
7.750% - 8.000% (LIBOR03M + 3.000%) due 06/02/2028 ~		2,373	2,375

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		4,600	4,594

RegionalCare Hospital Partners Holdings, Inc.
8.575% (LIBOR03M + 3.750%) due 11/16/2025 ~		5,618	5,366

SkyMiles IP Ltd.
8.558% (LIBOR03M + 3.750%) due 10/20/2027 ~		950	986

Spa Holdings 3 Oy
8.909% (LIBOR03M + 3.750%) due 02/04/2028 ~		1,666	1,629

U.S. Foods, Inc.
7.557% (LIBOR01M + 2.750%) due 11/22/2028 ~		3,940	3,940

United Airlines, Inc.
8.568% (LIBOR03M + 3.750%) due 04/21/2028 ~		1,869	1,860

Zayo Group Holdings, Inc.
7.840% (LIBOR01M + 3.000%) due 03/09/2027 ~		7,680	6,282

Total Loan Participations and Assignments (Cost $66,815)			64,431

CORPORATE BONDS & NOTES 27.9%

BANKING & FINANCE 16.5%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	200	160

AerCap Ireland Capital DAC
3.300% due 01/30/2032		$3,700	3,068

American Assets Trust LP
3.375% due 02/01/2031		2,100	1,689

American Tower Corp.
1.875% due 10/15/2030		1,700	1,349
2.100% due 06/15/2030		700	572
3.650% due 03/15/2027		4,000	3,802
4.050% due 03/15/2032		700	641

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aviation Capital Group LLC
5.500% due 12/15/2024		$1,400	$1,383

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	356
2.528% due 11/18/2027		9	8
4.250% due 04/15/2026		1,200	1,130

Banca Monte dei Paschi di Siena SpA
7.677% due 01/18/2028 •	EUR	2,500	2,283

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(i)(j)		1,400	1,455

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	5,900	1,477

Banco Santander SA
1.849% due 03/25/2026		$5,000	4,490
2.958% due 03/25/2031		4,600	3,788
4.175% due 03/24/2028 •		5,000	4,699

Bank of America Corp.
3.384% due 04/02/2026 •		2,700	2,591
4.125% due 01/22/2024		11,000	10,916
5.775% (US0003M + 0.960%) due 07/23/2024 ~		3,700	3,700

Barclays PLC
2.894% due 11/24/2032 •		4,400	3,531
3.330% due 11/24/2042 •		4,300	3,095
3.650% due 03/16/2025		1,100	1,052
4.337% due 01/10/2028		800	763
4.338% due 05/16/2024 •		300	299
4.375% due 01/12/2026		900	870
4.375% due 03/15/2028 •(i)(j)		2,400	1,647
4.836% due 05/09/2028		350	330
4.972% due 05/16/2029 •		1,900	1,834
7.385% due 11/02/2028 •		1,000	1,061
7.437% due 11/02/2033 •		1,300	1,438
7.750% due 09/15/2023 •(i)(j)		6,700	6,163

Blue Owl Finance LLC
3.125% due 06/10/2031		1,900	1,419

BNP Paribas SA
1.904% due 09/30/2028 •		3,200	2,723
2.159% due 09/15/2029 •		6,400	5,340
2.871% due 04/19/2032 •		2,000	1,667
4.400% due 08/14/2028		6,000	5,689

CPI Property Group SA
1.500% due 01/27/2031	EUR	6,514	3,623
1.625% due 04/23/2027		100	78
2.750% due 05/12/2026		1,600	1,378
2.750% due 01/22/2028	GBP	2,400	2,018

Credit Suisse AG
6.500% due 08/08/2023 (j)		$9,693	9,317
6.500% due 08/08/2023 (j)		1,200	1,154

Credit Suisse AG AT1 Claim^		8,700	500

Credit Suisse Group AG
3.091% due 05/14/2032 •		3,250	2,621
3.288% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	500	506
3.750% due 03/26/2025		$14,975	13,814
4.194% due 04/01/2031 •		1,000	890
6.373% due 07/15/2026 •		1,200	1,163

Cromwell Ereit Lux Finco SARL
2.125% due 11/19/2025	EUR	4,500	4,159

CTP NV
0.625% due 09/27/2026		1,000	863

Deutsche Bank AG
0.898% due 05/28/2024 (k)		$2,100	1,972
1.625% due 01/20/2027	EUR	1,000	936
1.750% due 11/19/2030 •		600	513
2.129% due 11/24/2026 •(k)		$1,000	863
3.547% due 09/18/2031 •		5,600	4,597
3.729% due 01/14/2032 •(k)		1,700	1,269
5.882% due 07/08/2031 •		1,700	1,478
6.119% due 07/14/2026 •		11,700	11,338

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		470	468

Equinix, Inc.
0.250% due 03/15/2027	EUR	1,400	1,312
3.900% due 04/15/2032		$2,500	2,275

Erste Group Bank AG
6.500% due 04/15/2024 •(i)(j)	EUR	2,200	2,246

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Extra Space Storage LP
2.350% due 03/15/2032		$1,300	$1,023

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		2,900	2,737

Ford Motor Credit Co. LLC
3.021% due 03/06/2024	EUR	100	107
3.375% due 11/13/2025		$2,500	2,347
3.664% due 09/08/2024		1,428	1,372
4.535% due 03/06/2025	GBP	600	712
5.125% due 06/16/2025		$200	196

Goldman Sachs Group, Inc.
2.640% due 02/24/2028 •		4,100	3,744
3.000% due 03/15/2024		2,100	2,054
3.615% due 03/15/2028 •		4,600	4,356
3.691% due 06/05/2028 •		16,100	15,266

HSBC Holdings PLC
2.871% due 11/22/2032 •		5,700	4,627
4.583% due 06/19/2029 •		5,600	5,319
4.600% due 12/17/2030 •(i)(j)		2,800	2,098
5.875% due 09/28/2026 •(i)(j)	GBP	6,200	6,711
6.254% due 03/09/2034 •		$3,600	3,767

Huarong Finance Co. Ltd.
3.625% due 09/30/2030		1,800	1,224
3.875% due 11/13/2029		400	278
4.250% due 11/07/2027		1,300	1,006
4.500% due 05/29/2029		2,100	1,523
4.750% due 04/27/2027		2,400	1,941
4.950% due 11/07/2047		2,800	1,694

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		2,600	2,544

ING Groep NV
4.017% due 03/28/2028 •		3,500	3,315

Intesa Sanpaolo SpA
3.250% due 09/23/2024		5,800	5,574
7.750% due 01/11/2027 •(i)(j)	EUR	1,700	1,780

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		$8,200	7,608
2.963% due 01/25/2033 •		6,900	5,906
3.220% due 03/01/2025 •		4,000	3,916
4.005% due 04/23/2029 •		500	478

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	1,538	1,660

Lloyds Banking Group PLC
3.500% due 04/01/2026 •		2,400	2,573
3.750% due 03/18/2028 •		$1,900	1,767
4.947% due 06/27/2025 •(i)(j)	EUR	1,000	982

Mizuho Financial Group, Inc.
3.261% due 05/22/2030 •		$3,800	3,370

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028		5,000	4,944

MPT Operating Partnership LP
3.375% due 04/24/2030	GBP	800	605
3.692% due 06/05/2028		800	653

Nationwide Building Society
4.302% due 03/08/2029 •		$13,500	12,468
4.363% due 08/01/2024 •		5,000	4,959

NatWest Group PLC
4.519% due 06/25/2024 •		600	597
4.892% due 05/18/2029 •		2,200	2,114
5.125% due 05/12/2027 •(i)(j)	GBP	1,700	1,695
7.472% due 11/10/2026 •		$10,000	10,344
8.000% due 08/10/2025 •(i)(j)		900	891

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		1,100	953
2.450% due 09/15/2028		600	487

OneMain Finance Corp.
6.125% due 03/15/2024		4,850	4,729

Piper Sandler Cos.
5.200% due 10/15/2023		3,600	3,591

QBE Insurance Group Ltd.
7.500% due 11/24/2043 •(j)		17,650	17,576

RLJ Lodging Trust LP
4.000% due 09/15/2029		1,100	920

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,400	2,177

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		$650	$596

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	1,900	1,602

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		$2,000	1,690
4.125% due 07/15/2023		1,500	1,490

Societe Generale SA
4.677% due 06/15/2027		8,100	7,920
7.875% due 12/18/2023 •(i)(j)		600	563

Standard Chartered PLC
7.750% due 04/02/2023 •(i)(j)		600	600

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		4,800	3,842

UBS Group AG
4.375% due 02/10/2031 •(i)(j)		800	557

UniCredit SpA
7.830% due 12/04/2023		14,700	14,836

Ursa Re II Ltd.
8.624% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		7,000	6,900

VICI Properties LP
5.625% due 05/01/2024		1,000	993

Virgin Money U.K. PLC
3.375% due 04/24/2026 •	GBP	300	343
4.000% due 09/25/2026 •		1,500	1,734

Wells Fargo & Co.
3.526% due 03/24/2028 •		$9,700	9,160
3.584% due 05/22/2028 •		4,950	4,667

Weyerhaeuser Co.
4.000% due 04/15/2030		5,100	4,771

			397,371

INDUSTRIALS 9.5%

Air Canada
4.625% due 08/15/2029	CAD	800	528

Altice France Holding SA
4.000% due 02/15/2028	EUR	2,200	1,576

Altice France SA
4.250% due 10/15/2029		2,700	2,207
5.500% due 10/15/2029		$2,800	2,144

American Airlines Pass-Through Trust
3.150% due 08/15/2033		419	367
3.350% due 04/15/2031		1,664	1,490
3.375% due 11/01/2028		250	218
3.575% due 07/15/2029		553	509
3.650% due 02/15/2029		710	648
3.700% due 04/01/2028		1,267	1,162

American Airlines, Inc.
5.500% due 04/20/2026		1,900	1,872
5.750% due 04/20/2029		500	480

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,200	2,154

BCP Modular Services Finance PLC
4.750% due 11/30/2028	EUR	6,000	5,554

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	7,600	7,707

Boeing Co.
1.950% due 02/01/2024		$4,400	4,273

Broadcom, Inc.
3.137% due 11/15/2035		5	4
4.000% due 04/15/2029		3,100	2,903
4.150% due 04/15/2032		3,600	3,282
4.926% due 05/15/2037		4	4

Caesars Entertainment, Inc.
6.250% due 07/01/2025		1,200	1,201

Carnival Holdings Bermuda Ltd.
10.375% due 05/01/2028		1,500	1,615

CCO Holdings LLC
5.000% due 02/01/2028		2,900	2,679

Centene Corp.
4.250% due 12/15/2027		1,700	1,640

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
3.500% due 06/01/2041		$2,200	$1,512
4.908% due 07/23/2025		15,700	15,550

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		9,500	9,513
5.875% due 03/31/2025		1,800	1,814

Chesapeake Energy Corp.
5.500% due 02/01/2026		700	690
5.875% due 02/01/2029		300	286

Cloud Software Group Holdings, Inc.
6.500% due 03/31/2029		4,300	3,808

Community Health Systems, Inc.
5.625% due 03/15/2027		1,300	1,143

Constellation Brands, Inc.
4.350% due 05/09/2027		3,300	3,257
4.750% due 05/09/2032		300	297

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		454	452

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		1,137	673

Coty, Inc.
3.875% due 04/15/2026	EUR	3,500	3,658
4.750% due 01/15/2029		$7,200	6,730

DAE Funding LLC
1.625% due 02/15/2024		2,500	2,393

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,192	1,172
7.000% due 05/01/2025		700	718
7.375% due 01/15/2026		6,900	7,187

DISH DBS Corp.
5.250% due 12/01/2026		1,200	960
5.750% due 12/01/2028		4,200	3,142

DISH Network Corp.
11.750% due 11/15/2027		3,300	3,204

EQT Corp.
6.125% due 02/01/2025		2,300	2,316

Exela Intermediate LLC
11.500% due 07/15/2026		944	124

Expedia Group, Inc.
6.250% due 05/01/2025		484	490

FactSet Research Systems, Inc.
2.900% due 03/01/2027		1,200	1,116

Ford Motor Co.
3.250% due 02/12/2032		1,900	1,496

Fraport AG Frankfurt Airport Services Worldwide
2.125% due 07/09/2027	EUR	300	299

Frontier Communications Holdings LLC
8.750% due 05/15/2030		$4,000	3,988

General Mills, Inc.
5.840% (US0003M + 1.010%) due 10/17/2023 ~		400	402

Haleon U.K. Capital PLC
3.125% due 03/24/2025		3,000	2,901

Haleon U.S. Capital LLC
3.375% due 03/24/2027		3,000	2,846

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		6,500	5,824

Hyatt Hotels Corp.
1.800% due 10/01/2024		1,300	1,232

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)	EUR	3,600	3,519

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		3,800	3,587

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		$1,617	1,486

JetBlue Pass-Through Trust
4.000% due 05/15/2034		435	399

Kraft Heinz Foods Co.
5.000% due 07/15/2035		73	73

Marriott International, Inc.
2.750% due 10/15/2033		1,700	1,378

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		6,600	5,409

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM China Holdings Ltd.
4.750% due 02/01/2027		$700	$628

Mileage Plus Holdings LLC
6.500% due 06/20/2027		3,825	3,816

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		3,400	2,706

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	300	306
3.043% due 09/15/2023		$7,500	7,389
3.522% due 09/17/2025		700	664
4.345% due 09/17/2027		5,200	4,909
4.810% due 09/17/2030		1,100	997

NXP BV
4.400% due 06/01/2027		1,800	1,779

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,400	3,304

Petroleos Mexicanos
5.950% due 01/28/2031		2,200	1,685
10.000% due 02/07/2033		2,300	2,206

Prosus NV
1.207% due 01/19/2026	EUR	600	583
2.085% due 01/19/2030		1,400	1,195
2.778% due 01/19/2034		1,600	1,287

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		$1,423	1,419

Sands China Ltd.
5.900% due 08/08/2028		1,500	1,425

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		2,800	2,780

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	2,600	2,454

Studio City Finance Ltd.
5.000% due 01/15/2029		$1,200	923

T-Mobile USA, Inc.
2.250% due 11/15/2031		1,400	1,147
3.875% due 04/15/2030		2,100	1,972

TD SYNNEX Corp.
2.375% due 08/09/2028		1,300	1,079

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		266	249

Unigel Luxembourg SA
8.750% due 10/01/2026		3,700	3,425

United Airlines Pass-Through Trust
2.700% due 11/01/2033		442	374
5.875% due 04/15/2029		3,848	3,842

United Airlines, Inc.
4.375% due 04/15/2026		300	287
4.625% due 04/15/2029		1,600	1,449

UnitedHealth Group, Inc.
4.000% due 05/15/2029		4,000	3,915

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	4,300	4,327

Warnermedia Holdings, Inc.
3.755% due 03/15/2027		$4,800	4,524

Wynn Las Vegas LLC
5.250% due 05/15/2027		600	568
5.500% due 03/01/2025		500	491

Wynn Macau Ltd.
5.125% due 12/15/2029		500	410
5.500% due 01/15/2026		300	279
5.500% due 10/01/2027		600	524
5.625% due 08/26/2028		3,856	3,284

Wynn Resorts Finance LLC
5.125% due 10/01/2029		200	182

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	1,700	1,642

			229,686

UTILITIES 1.9%

AT&T, Inc.
4.300% due 02/15/2030		$105	102

Boston Gas Co.
3.757% due 03/16/2032		1,900	1,719

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia Power Co.
4.700% due 05/15/2032	$6,900	$6,840

Pacific Gas & Electric Co.
3.000% due 06/15/2028	2,600	2,310
3.150% due 01/01/2026	1,500	1,401
3.250% due 06/01/2031	2,800	2,375
3.300% due 12/01/2027	1,000	901
3.400% due 08/15/2024	200	194
3.450% due 07/01/2025	300	286
3.500% due 06/15/2025	200	191
3.950% due 12/01/2047	600	428
4.200% due 03/01/2029	5,500	5,036
4.250% due 08/01/2023	1,100	1,094
4.300% due 03/15/2045	700	528
4.400% due 03/01/2032	1,100	992
4.450% due 04/15/2042	400	315
4.500% due 07/01/2040	200	164
4.550% due 07/01/2030	1,000	938

Southern California Edison Co.
4.700% due 06/01/2027	3,100	3,109

Southern California Gas Co.
2.950% due 04/15/2027	5,900	5,532

Sprint LLC
7.625% due 03/01/2026	6,600	6,985

System Energy Resources, Inc.
2.140% due 12/09/2025	700	646

Verizon Communications, Inc.
3.875% due 03/01/2052	3,400	2,755

		44,841

Total Corporate Bonds & Notes (Cost $744,161)		671,898

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023	4,400	4,479

Southwest Airlines Co.
1.250% due 05/01/2025	7,500	8,548

Total Convertible Bonds & Notes (Cost $11,900)		13,027

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	2,500	2,095

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,021	1,122

PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	158	69

WASHINGTON 0.2%

Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,282

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	34,905	3,098

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.401% due 06/01/2034	400	329
3.501% due 06/01/2035	400	325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.193% due 06/01/2023	$620	$616
1.497% due 06/01/2024	600	575
1.820% due 06/01/2026	200	181

		5,124

Total Municipal Bonds & Notes (Cost $13,755)		12,692

U.S. GOVERNMENT AGENCIES 12.6%

Fannie Mae
0.000% due 06/25/2050 ~(a)	9,269	344
0.376% due 07/25/2043 ~(a)	4,973	1,061
1.255% due 06/25/2047 •(a)	411	55
1.355% due 06/25/2048 •(a)	7,095	858
1.449% due 11/25/2046 ~(a)	5,980	191
1.589% due 12/25/2042 ~(a)	11,327	514
1.655% due 01/25/2042 •(a)	4,853	550
1.755% due 01/25/2041 •(a)	512	4
3.000% due 09/25/2026 (a)	77	0
3.138% due 05/01/2036 •	21	21
3.534% due 03/01/2036 •	69	68
3.622% due 12/01/2034 •	8	8
3.777% due 05/25/2035 ~	5	5
3.795% due 12/01/2034 •	5	5
3.951% due 09/01/2034 •	3	3
3.955% due 05/01/2036 •	2	2
3.993% due 08/01/2042 - 10/01/2044 •	85	81
4.000% due 02/01/2036 •	25	24
4.000% due 06/25/2050 (a)	7,774	1,546
4.108% due 09/01/2031 •	5	5
4.125% due 08/01/2029 •	2	2
4.148% due 12/01/2036 •	2	2
4.252% due 08/01/2028 •	1	1
4.285% due 09/01/2039 •	10	10
4.300% due 01/01/2036 •	34	34
4.395% due 11/01/2034 •	68	69
4.747% due 03/25/2036 •	6	6
4.965% due 03/25/2034 •	9	9
4.995% due 08/25/2034 ~	2	2
5.000% due 01/25/2035	5	5
5.000% due 06/25/2041 (a)	579	89
5.071% due 12/25/2036 •	19	19
5.110% due 01/25/2032 þ	3	3
5.195% due 03/25/2037 - 05/25/2042 •	48	47
5.211% due 10/18/2030 •	1	1
5.311% due 04/18/2032 •	13	13
5.739% due 02/25/2033 þ	56	54
5.750% due 08/25/2033	24	24
6.000% due 01/25/2033 - 07/25/2044	87	89
6.089% due 10/25/2031 þ	12	12
6.125% due 11/25/2023 •	1	1
7.500% due 06/25/2032	9	10

Freddie Mac
1.155% due 04/25/2048 ~(a)	15,809	2,139
1.155% due 11/25/2049 •(a)	5,060	693
1.500% due 02/25/2036 (a)	16,060	788
2.000% due 01/25/2051 (a)	5,375	513
3.000% due 12/15/2047 (a)	3,716	610
3.500% due 03/01/2036 •	7	7
3.500% due 12/15/2047 - 06/15/2049 (a)	6,793	1,169
3.586% due 09/01/2035 •	2	2
3.655% due 08/15/2040 •	583	569
3.981% due 08/01/2035 •	2	2
4.000% due 07/01/2047 - 10/01/2047	74	72
4.000% due 06/15/2049 (a)	5,443	1,033
4.021% due 09/01/2035 •	1	1
4.348% due 12/01/2032 •	1	1
4.412% due 07/25/2033 ~	1	1
4.538% due 07/25/2044 ~	758	717
5.000% due 02/15/2048 (a)	311	64
5.034% due 12/15/2029 ~	19	18
5.184% due 01/15/2032 •	1	1
5.500% due 09/15/2039	25	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/15/2035	$56	$58
6.500% due 10/25/2043	40	42
6.555% due 09/25/2029 ~	21	21
7.000% due 07/25/2043	27	29
7.002% due 11/25/2030 þ	2	2
7.500% due 08/15/2030 - 03/25/2044	47	50
8.610% due 12/25/2030 þ	77	76

Ginnie Mae
1.289% due 08/20/2049 •(a)	2,252	136
1.289% due 09/20/2049 ~(a)	12,775	1,392
2.625% (H15T1Y + 1.500%) due 09/20/2023 - 01/20/2026 ~	7	6
2.625% due 01/20/2027 - 07/20/2030 •	21	21
2.750% due 10/20/2027 - 10/20/2029 •	10	10
2.875% due 04/20/2030 •	5	5
3.000% (H15T1Y + 1.500%) due 07/20/2026 - 09/20/2026 ~	4	4
3.000% due 10/20/2027 •	1	1
5.000% due 03/15/2039 - 05/15/2039	512	528
5.061% due 05/20/2037 •	245	243
5.500% due 10/15/2034 - 03/15/2035	41	42
6.000% due 06/20/2038	12	13
8.000% due 03/20/2030	6	6
8.500% due 04/20/2030 - 07/20/2030	1	0

Ginnie Mae, TBA
2.500% due 05/01/2053	4,400	3,876

U.S. Small Business Administration
4.340% due 03/01/2024	3	3
4.760% due 09/01/2025	9	9
5.600% due 09/01/2028	45	45
6.220% due 12/01/2028	43	44

Uniform Mortgage-Backed Security
3.000% due 03/01/2050	75,855	68,813
3.500% due 10/01/2040 - 06/01/2048	6,989	6,607
4.000% due 05/01/2047 - 04/01/2048	10,199	9,983
6.500% due 06/01/2036 - 08/01/2038	685	723

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2053	35,000	30,203
3.000% due 04/01/2053	57,300	51,417
3.500% due 05/01/2053	77,600	72,159
4.000% due 04/01/2053 - 05/01/2053	16,500	15,785
4.500% due 05/01/2053	22,300	21,856
5.000% due 05/01/2053	5,000	4,987

Total U.S. Government Agencies (Cost $325,932)		303,468

U.S. TREASURY OBLIGATIONS 11.5%

U.S. Treasury Bonds
2.500% due 02/15/2045	20	16

U.S. Treasury Notes
0.125% due 04/30/2023 (n)(p)	4,119	4,105
1.250% due 08/31/2024	83,300	79,787
1.875% due 08/31/2024 (n)(p)	19,690	19,027
2.250% due 11/15/2024 (n)(p)	71,718	69,489
2.375% due 08/15/2024 (n)	72,390	70,487
2.500% due 05/15/2024 (n)(p)	18,400	18,001
2.500% due 03/31/2027 (n)(p)	6,300	6,019
2.875% due 11/30/2023 (n)(p)	9,570	9,456

Total U.S. Treasury Obligations (Cost $285,965)		276,387

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.9%

Adjustable Rate Mortgage Trust
3.359% due 09/25/2035 ^~	3	2
3.439% due 10/25/2035 ^~	220	207
5.105% due 03/25/2036 ~	210	130

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
4.058% due 11/25/2046 •	$8,198	$2,461
4.108% due 10/25/2046 ~	119	98
5.035% due 05/25/2046 ^•	262	210

Banc of America Funding Trust
2.915% due 10/20/2046 ^~	649	507
3.793% due 06/20/2037 ^~	50	42
5.081% due 02/20/2047 •	895	880
5.141% due 10/20/2036 •	270	197
5.265% due 04/25/2037 ^•	227	186
5.321% due 06/20/2047 •	844	672
5.500% due 09/25/2034	373	346
5.645% due 05/25/2037 ^•	154	132
5.806% due 03/25/2037 ^~	6	6
5.878% due 10/25/2036 ^~	152	130
6.000% due 08/25/2037 ^	378	297

Banc of America Mortgage Trust
3.042% due 05/25/2034 ~	56	52
4.176% due 02/25/2034 ~	22	21

BCAP LLC Trust
0.000% due 02/26/2036 ~	354	147
5.250% due 02/26/2036 ~	1,351	611
5.250% due 06/26/2037	309	279
35.390% due 04/26/2037 ~	330	131

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 ~	28	19
3.250% due 02/25/2033 ~	1	1
3.760% due 04/25/2034 ~	21	20
3.991% due 08/25/2035 ^~	34	31
4.036% due 11/25/2034 ~	1	1
4.082% due 01/25/2034 ~	112	107
4.083% due 05/25/2034 ~	11	10
4.099% due 05/25/2034 ~	6	5
4.191% due 11/25/2034 ~	47	42
4.789% due 08/25/2035 ~	16	14

Bear Stearns ALT-A Trust
3.590% due 08/25/2036 ^~	10	7
3.687% due 11/25/2036 ^~	382	177
3.773% due 03/25/2036 ~	906	542
3.851% due 03/25/2036 ^~	235	188
3.895% due 11/25/2035 ^~	77	61
3.942% due 05/25/2035 ~	1,099	1,014
4.601% due 01/25/2036 ^~	649	601
5.165% due 08/25/2036 ^•	998	853
5.185% due 08/25/2036 ^~	382	307
5.245% due 02/25/2034 •	51	44
5.285% due 04/25/2036 ^•	1,060	1,326

Bear Stearns Asset-Backed Securities Trust
5.750% due 11/25/2034 ^þ	587	509

Bear Stearns Mortgage Funding Trust
5.035% due 01/25/2037 •	1,205	1,031

Chase Mortgage Finance Trust
3.949% due 02/25/2037 ~	17	16
4.137% due 06/25/2035 ~	15	14

ChaseFlex Trust
5.145% due 07/25/2037 •	378	312
6.000% due 02/25/2037 ^	572	227

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.122% due 08/25/2037 ^þ	1,359	1,168

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.075% due 05/25/2036 ~	534	449

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	13	13
6.000% due 09/25/2037	89	88

Citigroup Global Markets Mortgage Securities, Inc.
5.345% due 05/25/2032 •	40	40

Citigroup Mortgage Loan Trust
3.440% due 09/25/2035 •	41	40
3.734% due 09/25/2037 ^~	365	320
3.906% due 08/25/2035 ~	166	159
3.906% due 08/25/2035 ^~	19	15
4.183% due 02/25/2034 ~	12	12
4.245% due 11/25/2036 ^~	259	227
6.470% due 11/25/2035 •	140	133

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	317	275

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	$396	$244

Countrywide Alternative Loan Trust
3.170% due 10/25/2035 ^~	248	200
3.669% due 06/25/2037 ^~	55	47
4.618% due 01/25/2036 •	504	452
5.085% due 06/25/2036 •	534	469
5.125% due 04/25/2047 •	1,976	1,689
5.195% due 05/25/2036 ^•	952	405
5.195% due 05/25/2037 ^•	33	12
5.215% due 02/25/2037 ^•	7,140	2,205
5.225% due 09/25/2046 ^•	54	49
5.238% due 07/20/2035 •	18	16
5.245% due 05/25/2036 ^•	1,002	784
5.245% due 06/25/2037 •	12	10
5.250% due 06/25/2035 ^	11	9
5.295% due 09/25/2035 ^•	2,260	1,380
5.345% due 12/25/2035 ^•	2,046	994
5.345% due 05/25/2037 ^•	806	294
5.345% due 09/25/2046 ^•	825	582
5.405% due 12/25/2035 •	252	218
5.418% due 11/20/2035 •	1,581	1,334
5.500% due 04/25/2035	285	241
5.500% due 08/25/2035 ^•	48	39
5.500% due 10/25/2035 ^	205	123
5.500% due 11/25/2035 ^	1,241	769
5.500% due 12/25/2035 ^•	325	277
5.500% due 12/25/2035 ^	165	95
5.500% due 01/25/2036	195	120
5.500% due 03/25/2036 ^	40	18
5.545% due 05/25/2036 •	1,066	491
5.555% due 07/25/2036 ^•	857	335
5.745% due 12/25/2036 ^•	4,061	1,388
5.750% due 07/25/2035 ^	1,283	833
6.000% due 04/25/2036 ^	606	313
6.000% due 01/25/2037 ^	690	399
6.000% due 02/25/2037 ^	2,013	1,095
6.000% due 03/25/2037 ^	669	272
6.000% due 08/25/2037 ^	484	253
6.250% due 11/25/2036 ^	347	270
6.500% due 09/25/2037 ^	1,098	468

Countrywide Home Loan Mortgage Pass-Through Trust
3.112% due 06/20/2035 ~	2	2
3.132% due 09/25/2034 ^~	9	8
3.403% due 07/25/2034 ~	65	59
3.649% due 12/25/2033 ~	11	10
3.786% due 11/25/2034 ~	27	24
3.805% due 03/25/2037 ^~	51	43
5.425% due 04/25/2035 ~	1	1
5.485% due 03/25/2035 •	83	73
5.500% due 11/25/2035 ^	46	27
5.500% due 07/25/2037 ^	398	188
5.505% due 02/25/2035 •	36	31
5.585% due 02/25/2035 •	595	493
5.605% due 09/25/2034 •	2	2
5.750% due 07/25/2037 ^	1,561	792
5.750% due 08/25/2037	6,241	3,452
5.910% due 02/20/2036 ^•	106	87
6.000% due 02/25/2036 ^	371	169
6.000% due 03/25/2036 ^	3	2
6.537% due 02/20/2036 ^•	479	426

Countrywide Home Loan Reperforming REMIC Trust
5.185% due 06/25/2035 ~	545	497
5.245% due 11/25/2034 •	13	12

Credit Suisse First Boston Mortgage Securities Corp.
5.044% due 03/25/2032 ~	33	30
6.000% due 01/25/2036 ^	869	523

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~	2	1
7.000% due 02/25/2034	101	101

Credit Suisse Mortgage Capital Certificates
3.556% due 07/27/2037 ~	1,422	1,334

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^	299	129
7.000% due 08/25/2037 ^~	824	542

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~	382	364

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
4.945% due 08/25/2037 ^•		$176	$141
5.085% due 08/25/2036 ^•		1,221	1,088

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.145% due 04/25/2037 •		334	231

Downey Savings & Loan Association Mortgage Loan Trust
4.058% due 03/19/2046 ^•		308	243
5.281% due 08/19/2045 •		8	7

EMF-NL Prime BV
3.128% due 04/17/2041 •	EUR	1,772	1,830

Eurosail PLC
3.394% due 06/10/2044 •		7,000	7,185
3.828% due 10/17/2040 •		473	514

Extended Stay America Trust
5.765% due 07/15/2038 ~		$11,812	11,467

First Horizon Alternative Mortgage Securities Trust
4.147% due 01/25/2036 ^~		2,178	1,167
4.432% due 03/25/2035 ~		19	11
4.454% due 06/25/2036 ^~		236	184
5.280% due 04/25/2036 ^~		176	146

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~		79	53

GreenPoint Mortgage Funding Trust
5.285% due 06/25/2045 •		6	5
5.385% due 11/25/2045 •		53	48

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.364% due 10/25/2033 ~		7	6

Grifonas Finance PLC
3.513% due 08/28/2039 •	EUR	353	363

GS Mortgage Securities Trust
3.135% due 06/10/2046		$99	98

GSMPS Mortgage Loan Trust
5.195% due 03/25/2035 •		33	29

GSR Mortgage Loan Trust
3.154% due 06/25/2034 ~		30	26
5.750% due 03/25/2036 ^		140	129
5.750% due 01/25/2037 ^		339	224
6.000% due 02/25/2036 ^		1,141	535
6.000% due 03/25/2037 ^		672	380
6.000% due 05/25/2037 ^		216	162
6.500% due 09/25/2036 ^		325	164
6.780% due 03/25/2033 •		2	2

HarborView Mortgage Loan Trust
4.119% due 06/19/2045 ^~		2,456	1,228
4.499% due 04/19/2034 ~		3	3
4.778% due 11/19/2036 •		92	80
4.941% due 11/19/2046 ^•		24	16
5.241% due 06/19/2035 •		22	20
5.261% due 01/19/2036 •		911	558
5.321% due 02/19/2036 •		625	322
5.381% due 11/19/2035 •		288	217
5.581% due 11/19/2034 ^•		278	233
6.261% due 10/19/2035 ~		383	252

HomeBanc Mortgage Trust
3.099% due 04/25/2037 ^~		4,586	4,052

Impac CMB Trust
5.505% due 03/25/2035 ~		56	52

Impac Secured Assets Trust
5.545% due 05/25/2036 •		34	28

Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051		140	137

IndyMac IMSC Mortgage Loan Trust
3.518% due 06/25/2037 ^~		482	324

IndyMac INDA Mortgage Loan Trust
3.665% due 12/25/2036 ^~		20	16
4.122% due 01/25/2036 ~		377	337

IndyMac INDX Mortgage Loan Trust
3.251% due 06/25/2036 ~		506	447
3.329% due 01/25/2036 ^~		209	174
3.834% due 12/25/2034 ~		195	181
3.992% due 10/25/2034 ~		671	625
5.005% due 04/25/2037 ~		267	222

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	49

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.225% due 09/25/2046 •	$18	$15
5.245% due 11/25/2046 •	277	240
5.345% due 02/25/2037 ~	1,224	763

JP Morgan Alternative Loan Trust
4.200% due 05/25/2037 ^~	702	572
5.117% due 06/27/2037 •	204	147
5.125% due 03/25/2037 •	496	482
5.205% due 06/25/2037 •	4,142	2,236
5.500% due 11/25/2036 ^~	1	0
5.843% due 05/26/2037 ~	2,799	2,134
6.810% due 08/25/2036 ^þ	861	807

JP Morgan Mortgage Trust
3.202% due 11/25/2033 ~	4	4
3.284% due 05/25/2034 ~	42	38
3.757% due 07/25/2035 ~	11	10
3.902% due 11/25/2035 ^~	172	139
4.145% due 04/25/2036 ^~	108	90
4.151% due 04/25/2037 ^~	19	14
5.750% due 01/25/2036 ^	777	392
6.000% due 08/25/2037 ^	10	5
6.250% due 07/25/2036 ^	1,290	615
6.500% due 01/25/2036 ^	420	232
6.500% due 08/25/2036 ^	1,435	605

Lehman XS Trust
5.245% due 08/25/2046 •	1,099	971
5.305% due 04/25/2046 ^•	267	330

MASTR Adjustable Rate Mortgages Trust
3.522% due 05/25/2034 ~	60	55
3.866% due 11/21/2034 ~	15	14
5.445% due 05/25/2047 ^~	5	5

MASTR Seasoned Securitization Trust
4.470% due 10/25/2032 ~	7	6

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.384% due 11/15/2031 •	32	30

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.124% due 12/15/2030 •	59	54

Merrill Lynch Mortgage Investors Trust
0.197% due 11/25/2029 ~(a)	673	2
2.969% due 05/25/2033 ~	2	2
3.655% due 02/25/2036 ~	388	365
3.743% due 03/25/2036 ^~	737	410
3.955% due 02/25/2033 ~	8	7
5.505% due 06/25/2028 •	1	1

Morgan Stanley Mortgage Loan Trust
2.999% due 07/25/2035 ~	81	69
3.369% due 08/25/2034 ~	31	28
3.399% due 12/25/2037 ~	1,223	806
3.703% due 07/25/2035 ^~	67	55
3.789% due 08/25/2034 ~	5	5
5.008% due 06/25/2036 ~	13	13
5.105% due 03/25/2036 •	202	128
5.750% due 06/25/2036 ~	1,395	1,287

NAAC Reperforming Loan REMIC Trust
6.500% due 02/25/2035 ^	427	386

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	7,908	7,382
2.750% due 11/25/2059 ~	12,304	11,550

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.669% due 10/25/2035 ~	313	182
4.311% due 08/25/2035 ~	35	35
5.265% due 06/25/2037 •	3,717	3,250

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
5.605% due 12/25/2035 •	1,968	1,783

Prime Mortgage Trust
5.245% due 02/25/2034 •	1	1

RBSGC Mortgage Loan Trust
5.500% due 11/25/2035 ^~	1,806	1,534

RBSSP Resecuritization Trust
2.555% due 08/27/2037 •	388	377
4.552% due 06/27/2036 •	2,227	2,147
4.857% due 06/27/2036 •	3,500	2,697

Residential Accredit Loans, Inc. Trust
4.159% due 02/25/2035 ^~	499	398
4.555% due 12/26/2034 ^~	149	56

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.930% due 01/25/2036 ^~		$1,154	$876
5.095% due 02/25/2036 ^•		144	88
5.125% due 01/25/2037 •		194	201
5.205% due 05/25/2036 •		812	675
5.215% due 12/25/2036 •		57	45
5.245% due 11/25/2036 ^•		183	133
5.345% due 08/25/2037 ~		44	39
5.645% due 10/25/2045 •		118	98
6.000% due 06/25/2036 ^		171	141
6.016% due 09/25/2037 ~		6,862	4,883
6.500% due 09/25/2037 ^		227	182

Residential Asset Securitization Trust
5.245% due 01/25/2046 ^•		1,491	464
5.295% due 02/25/2034 •		58	54
5.500% due 09/25/2035 ^		84	44
5.500% due 12/25/2035 ^		231	118
5.750% due 02/25/2036 ^		790	321
6.000% due 07/25/2036		363	204
6.000% due 07/25/2037 ^		1,355	522

Residential Funding Mortgage Securities, Inc. Trust
4.115% due 09/25/2036 ^~		19	10
4.604% due 02/25/2036 ^~		240	201
6.000% due 10/25/2036 ^		294	239
6.500% due 03/25/2032		12	12

RMAC Securities PLC
4.420% due 06/12/2044 •	GBP	516	593

Sequoia Mortgage Trust
3.184% due 09/20/2046 ^~		$42	28

STRIPs Ltd.
5.000% due 03/27/2049 ~		239	6

Structured Adjustable Rate Mortgage Loan Trust
3.624% due 04/25/2036 ^~		287	172
3.636% due 09/25/2036 ^~		197	130
3.949% due 10/25/2036 ^~		303	175
4.434% due 01/25/2035 ~		62	58
4.538% due 01/25/2035 ^•		12	10
4.967% due 03/25/2034 ~		5	5
5.165% due 10/25/2035 •		2,214	1,960
5.285% due 06/25/2037 ~		1,225	1,019

Structured Asset Mortgage Investments Trust
4.965% due 08/25/2036 •		113	94
5.205% due 07/25/2046 •		1,695	1,378
5.261% due 07/19/2035 •		107	101
5.265% due 05/25/2036 •		91	59
5.265% due 08/25/2036 ^~		557	440
5.305% due 05/25/2045 ~		26	23
5.341% due 07/19/2034 •		4	3
5.405% due 02/25/2036 ^•		172	141
5.421% due 09/19/2032 •		1	1
5.445% due 08/25/2036 ^•		492	334
5.461% due 03/19/2034 •		1	1

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.892% due 03/25/2033 ~		19	18

Thornburg Mortgage Securities Trust
3.925% due 10/25/2043 ~		60	53
6.357% due 06/25/2037 •		12,702	10,541

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	9,428	11,638

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$17,206	16,101

UBS-Barclays Commercial Mortgage Trust
3.244% due 04/10/2046		2	2

Wachovia Mortgage Loan Trust LLC
3.937% due 05/20/2036 ^~		67	63
4.182% due 10/20/2035 ~		241	222

WaMu Mortgage Pass-Through Certificates Trust
3.144% due 05/25/2037 ^~		29	24
3.187% due 10/25/2036 ^~		18	16
3.233% due 06/25/2033 ~		36	33
3.264% due 06/25/2037 ^~		935	803
3.366% due 07/25/2037 ^~		234	192
3.387% due 12/25/2046 ~		266	245
3.418% due 03/25/2037 ^~		14,301	11,500
3.603% due 12/25/2046 •		156	135
3.660% due 08/25/2035 ~		207	190
3.672% due 10/25/2036 ^~		535	454
3.841% due 05/25/2046 •		93	75

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.868% due 01/25/2047 •		$74	$66
3.888% due 06/25/2047 ^~		43	28
3.979% due 01/25/2036 ~		447	396
4.021% due 03/25/2033 ~		23	22
4.066% due 03/25/2035 ~		86	81
4.118% due 06/25/2046 •		422	384
4.165% due 09/25/2033 ~		3	3
4.181% due 10/25/2034 ~		79	71
4.287% due 03/25/2034 ~		1	1
4.325% due 12/25/2032 ~		1,715	1,593
4.338% due 11/25/2042 •		6	6
4.538% due 06/25/2042 •		87	78
4.538% due 08/25/2042 •		56	52
5.385% due 12/25/2045 •		3	3
5.425% due 12/25/2045 •		310	266

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	746
5.124% due 12/21/2049 •		4,451	5,434
5.824% due 12/21/2049 •		910	1,105
6.324% due 12/21/2049 •		455	550
6.824% due 12/21/2049 •		260	313
7.324% due 12/21/2049 •		260	308

Washington Mutual Mortgage Pass-Through Certificates Trust
3.908% due 04/25/2047 •		$2,888	2,206
3.983% due 06/25/2033 ~		15	13
5.500% due 11/25/2035		96	74
5.545% due 01/25/2036 ^•		2,240	1,731
5.750% due 11/25/2035 ^		580	547
6.000% due 10/25/2035 ^		339	254

Wells Fargo Alternative Loan Trust
5.195% due 06/25/2037 ^•		846	591

Wells Fargo Mortgage-Backed Securities Trust
4.637% due 04/25/2036 ~		38	35

Total Non-Agency Mortgage-Backed Securities (Cost $234,816)			214,242

ASSET-BACKED SECURITIES 26.7%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •		3,700	3,639

ACAS CLO Ltd.
5.685% due 10/18/2028 •		6,557	6,482

ACE Securities Corp. Home Equity Loan Trust
4.965% due 08/25/2036 ^•		2,932	772
5.005% due 08/25/2036 ^~		1,572	415
5.245% due 12/25/2036 •		5,015	1,442
5.820% due 11/25/2033 •		147	140

Aegis Asset-Backed Securities Trust
5.845% due 03/25/2035 ^•		182	169

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •		161	161
5.809% due 11/10/2030 •		2,586	2,558

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.970% due 11/25/2034 •		870	794

Amortizing Residential Collateral Trust
5.545% due 10/25/2031 •		232	221

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		8,339	8,250
5.932% due 07/15/2032 •		800	787
5.955% due 07/22/2032 •		4,400	4,312

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •		4,991	4,945

Apidos CLO
5.722% due 07/17/2030 •		1,900	1,878

Ares CLO Ltd.
5.662% due 01/15/2029 •		5,579	5,529
5.842% due 01/15/2032 •		2,000	1,971

Ares European CLO DAC
3.068% due 10/15/2031 •	EUR	14,000	14,832
3.192% due 04/20/2032 •		3,300	3,484

Argent Securities Trust
4.955% due 09/25/2036 ~		$370	121
4.995% due 09/25/2036 •		872	285
5.145% due 06/25/2036 ~		3,447	950
5.145% due 07/25/2036 •		2,076	560

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.878% due 02/25/2034 •		$566	$534

Asset-Backed Funding Certificates Trust
4.955% due 01/25/2037 •		2,633	1,526
5.005% due 01/25/2037 •		1,265	736
5.145% due 05/25/2037 •		11,566	10,475
5.545% due 06/25/2034 ~		339	319
5.845% due 06/25/2037 •		36	28
5.895% due 03/25/2034 ^•		660	608
5.970% due 12/25/2032 ~		209	203

Asset-Backed Securities Corp. Home Equity Loan Trust
5.940% due 02/25/2035 •		578	574

Aurium CLO DAC
3.018% due 01/16/2031 •	EUR	6,694	7,104

Avoca CLO DAC
3.094% due 01/12/2031 ~		490	520

Bayview Financial Revolving Asset Trust
5.761% due 02/28/2040 •		$59	51

Bear Stearns Asset-Backed Securities Trust
5.165% due 08/25/2036 •		2,548	2,432
5.475% due 02/25/2036 •		1,768	1,763
5.490% due 12/25/2035 •		24	24
5.500% due 08/25/2036		61	61
5.565% due 11/25/2035 ^•		1,316	1,308
5.580% due 09/25/2035 ~		1,219	1,212
5.645% due 09/25/2046 •		285	264
5.845% due 11/25/2042 •		4	4
6.500% due 10/25/2036 ^		4,613	2,510

Belle Haven ABS CDO Ltd.
5.156% due 11/03/2044 •		13,513	3,919
5.156% due 11/03/2044 ~		20,259	5,933

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		9,094	9,001

Birch Grove CLO Ltd.
5.996% due 06/15/2031 •		4,900	4,812

Cairn CLO DAC
3.068% due 10/15/2031 •	EUR	6,000	6,366

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •		6,894	7,305
3.544% due 08/15/2032 •		2,200	2,315

Carlyle Global Market Strategies CLO Ltd.
5.819% due 08/14/2030 •		$9,026	8,929
5.895% due 04/22/2032 •		900	885

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		4,700	4,628

Carrington Mortgage Loan Trust
5.005% due 10/25/2036 •		857	663
5.325% due 06/25/2036 •		2,957	2,779
5.745% due 05/25/2034 •		1,121	1,046

Catamaran CLO Ltd.
5.915% due 04/22/2030 •		10,345	10,232

CIFC Funding Ltd.
5.766% due 10/24/2030 •		9,010	8,903

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •		11,398	10,930

Citigroup Mortgage Loan Trust
5.165% due 09/25/2036 •		9,275	6,723
5.165% due 12/25/2036 ~		1,682	1,103

Citius Funding Ltd.
4.830% due 05/05/2046 ^•(c)		435,816	44

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		4,450	4,440

Countrywide Asset-Backed Certificates
5.525% due 12/25/2036 ^•		161	120

Countrywide Asset-Backed Certificates Trust
4.224% due 12/25/2034 ~		118	118
4.985% due 08/25/2037 •		916	901
5.155% due 09/25/2037 ^•		1,679	1,431
5.565% due 07/25/2034 •		275	270
6.345% due 02/25/2035 •		2,022	1,970

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •		2	2

Credit-Based Asset Servicing & Securitization LLC
5.595% due 04/25/2036 •		711	727

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.290% due 03/25/2037 ^þ	$8,078	$3,093

Credit-Based Asset Servicing & Securitization Trust
3.130% due 01/25/2037 ^þ	1,172	360
5.145% due 11/25/2036 •	854	398

Crestline Denali CLO Ltd.
5.838% due 04/20/2030 •	1,974	1,948
5.955% due 10/23/2031 •	4,643	4,560

Delta Funding Home Equity Loan Trust
7.790% due 05/25/2030 ^þ	143	134

Elevation CLO Ltd.
5.768% due 10/25/2030 •	5,418	5,367

Fieldstone Mortgage Investment Trust
4.937% due 11/25/2036 •	1,387	802

First Franklin Mortgage Loan Asset-Backed Certificates
5.670% due 05/25/2034 •	291	282

First Franklin Mortgage Loan Trust
5.790% due 03/25/2035 •	1,545	1,503
6.120% due 07/25/2034 •	256	248

Fremont Home Loan Trust
4.975% due 11/25/2036 •	4,946	1,802
4.995% due 01/25/2037 •	1,407	651
5.325% due 02/25/2037 •	3,552	1,256
5.345% due 05/25/2036 •	8,624	4,968
5.715% due 05/25/2034 •	2,906	2,680

GE-WMC Mortgage Securities Trust
5.145% due 08/25/2036 •	2,385	1,043

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •	7,700	7,622

GSAA Home Equity Trust
4.999% due 09/25/2035 ~	82	75
5.405% due 07/25/2037 •	31,412	16,020
5.745% due 08/25/2037 •	123	119

GSAMP Trust
3.772% due 11/25/2034 •	866	825
4.895% due 12/25/2046 •	1,032	518
4.945% due 12/25/2046 •	3,767	1,892
4.995% due 12/25/2046 •	2,424	1,217
5.075% due 12/25/2046 ~	466	234
5.145% due 09/25/2036 ~	1,453	528
5.325% due 08/25/2036 ~	757	601
5.385% due 04/25/2036 •	2,203	1,427

Home Equity Loan Trust
5.185% due 04/25/2037 •	3,000	2,620

Home Equity Mortgage Loan Asset-Backed Trust
5.005% due 07/25/2037 •	2,662	1,419
5.045% due 07/25/2037 •	2,746	1,469
5.085% due 04/25/2037 •	1,880	1,230

Home Equity Mortgage Trust
5.867% due 07/25/2036 ^þ	139	17

HSI Asset Securitization Corp. Trust
5.035% due 01/25/2037 •	1,454	1,029
5.065% due 12/25/2036 •	3,481	940
5.185% due 12/25/2036 •	1,007	270
5.285% due 12/25/2036 •	7,451	2,007

IXIS Real Estate Capital Trust
5.305% due 01/25/2037 •	3,819	1,480

JP Morgan Mortgage Acquisition Trust
5.145% due 07/25/2036 ~	1,298	591
5.165% due 07/25/2036 ^•	1,317	361
6.630% due 07/25/2036 ^þ	1,048	305

KKR CLO Ltd.
5.742% due 07/15/2030 •	5,041	4,985

L2L Education Loan Trust
4.928% due 06/15/2031 •	1,565	1,564

LCM LP
5.808% due 07/20/2030 •	4,323	4,270

Lehman XS Trust
5.365% due 05/25/2046 ^•	24,841	21,522

Lendingpoint Asset Securitization Trust
1.110% due 02/15/2029	549	548

Long Beach Mortgage Loan Trust
5.445% due 02/25/2036 ~	1,531	1,252
6.407% due 07/25/2032 ^~	74	71

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Magnetite Ltd.
5.744% due 11/15/2028 •		$9,581	$9,493

Marble Point CLO Ltd.
5.832% due 10/15/2030 •		5,096	5,035

MASTR Asset-Backed Securities Trust
4.895% due 10/25/2036 •		899	289
4.945% due 11/25/2036 •		55	18
5.085% due 10/25/2036 •		1,700	1,509
5.145% due 08/25/2036 •		855	334
5.325% due 03/25/2036 •		2,668	1,855
5.595% due 10/25/2035 ^•		587	533

Merrill Lynch Mortgage Investors Trust
4.472% due 02/25/2037 ^þ		1,560	219
5.065% due 08/25/2037 •		1,714	893
5.145% due 08/25/2037 •		10,345	5,408
5.295% due 02/25/2047 •		449	269

MidOcean Credit CLO
5.832% due 01/29/2030 •		2,790	2,768
5.965% due 02/20/2031 ~		4,000	3,930

Morgan Stanley ABS Capital, Inc. Trust
4.905% due 12/25/2036 •		3,174	1,634
4.955% due 03/25/2037 •		1,367	610
4.985% due 11/25/2036 •		8,503	4,189
4.995% due 10/25/2036 •		18,628	9,092
4.995% due 11/25/2036 •		2,691	1,524
4.995% due 12/25/2036 •		702	362
5.025% due 02/25/2037 •		2,034	682
5.045% due 02/25/2037 ~		55	27
5.065% due 11/25/2036 •		4,598	2,267
5.095% due 03/25/2037 ~		14,663	6,568
5.145% due 09/25/2036 •		9,421	3,599
5.165% due 09/25/2036 •		1,595	708
5.205% due 02/25/2037 •		1,462	492
5.325% due 06/25/2036 •		904	471
5.345% due 08/25/2036 ~		112	59
5.760% due 03/25/2035 •		220	216
5.895% due 09/25/2033 •		483	475
5.895% due 06/25/2035 ^•		4,000	3,575

Morgan Stanley Home Equity Loan Trust
4.945% due 12/25/2036 ~		1,380	683

Nelnet Student Loan Trust
4.928% due 10/25/2033 •		178	174
5.047% due 03/23/2037 •		104	101

New Century Home Equity Loan Trust
7.845% due 01/25/2033 ^•		316	269

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.175% due 10/25/2036 ^•		4,214	947
5.645% due 02/25/2037 ^•		427	134

NovaStar Mortgage Funding Trust
5.145% due 09/25/2036 •		3,304	1,415
5.185% due 11/25/2036 •		7,370	2,512
5.265% due 01/25/2037 •		2,926	1,020
5.345% due 10/25/2036 •		1,117	621

Oaktree CLO Ltd.
5.925% due 04/22/2030 •		2,100	2,056

OCP Euro CLO DAC
3.273% due 09/22/2034 •	EUR	7,400	7,802

Octagon Investment Partners Ltd.
5.869% due 02/14/2031 ~		$1,500	1,471

Option One Mortgage Loan Trust
4.975% due 07/25/2037 •		899	570
5.025% due 04/25/2037 •		914	432
5.065% due 01/25/2037 ~		776	452
5.085% due 04/25/2037 •		974	551
5.095% due 03/25/2037 •		503	246
5.095% due 07/25/2037 •		1,217	772

Ownit Mortgage Loan Trust
3.117% due 10/25/2035 þ		621	361
4.917% due 05/25/2037 •		1,585	1,183

OZLM Ltd.
5.772% due 10/17/2029 ~		3,083	3,040
5.968% due 07/20/2032 •		4,600	4,529

Palmer Square CLO Ltd.
5.792% due 10/17/2031 •		1,500	1,481

Palmer Square European Loan Funding DAC
3.068% due 04/15/2031 •	EUR	12,094	12,884

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	51

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
5.592% due 10/15/2029 •		$1,696	$1,675
5.608% due 07/20/2029 •		8,655	8,549

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.645% due 12/25/2034 ~		754	727

People’s Financial Realty Mortgage Securities Trust
4.985% due 09/25/2036 •		2,306	646

RAAC Trust
5.445% due 06/25/2044 •		234	189

Rad CLO Ltd.
5.936% due 07/24/2032 •		5,450	5,346

Renaissance Home Equity Loan Trust
3.269% due 09/25/2037 þ		5,564	3,975
5.612% due 04/25/2037 þ		3,801	1,129

Residential Asset Securities Corp. Trust
5.365% due 07/25/2036 ^•		13,615	12,110
5.385% due 07/25/2036 •		2,595	2,208
5.685% due 12/25/2034 •		157	156
5.880% due 08/25/2035 •		1,939	1,901

Romark CLO Ltd.
5.845% due 10/23/2030 •		5,300	5,244

Saranac CLO Ltd.
6.294% due 08/13/2031 •		3,700	3,662

Saxon Asset Securities Trust
2.198% due 03/25/2035 ^~		150	145
5.185% due 10/25/2046 •		616	599

Sculptor European CLO DAC
3.078% due 01/14/2032 •	EUR	7,200	7,644

Securitized Asset-Backed Receivables LLC Trust
5.345% due 03/25/2036 •		$2,500	1,537
5.610% due 02/25/2034 •		580	572

Segovia European CLO DAC
3.222% due 07/20/2032 •	EUR	8,100	8,580

SG Mortgage Securities Trust
4.995% due 10/25/2036 •		$3,143	2,794
5.055% due 10/25/2036 •		2,300	1,567
5.385% due 02/25/2036 •		5,124	2,967

Sierra Madre Funding Ltd.
5.089% due 09/07/2039 •		13,284	9,842
5.109% due 09/07/2039 •		31,003	23,008

Signal Peak CLO Ltd.
5.928% due 04/25/2031 •		2,300	2,279

SLM Student Loan Trust
6.318% due 04/25/2023 •		2,016	2,010
6.345% due 06/25/2043 •		103	98
6.345% due 09/25/2076 •		104	97
6.645% due 11/25/2070 •		141	135

Sound Point CLO Ltd.
5.715% due 01/23/2029 •		3,268	3,243
5.788% due 10/20/2030 •		5,100	5,025
5.798% due 07/25/2030 ~		2,631	2,595
6.018% due 07/20/2032 •		5,500	5,397

Soundview Home Loan Trust
4.955% due 02/25/2037 •		4,287	1,221
5.405% due 10/25/2036 •		2,538	2,445
5.795% due 09/25/2037 •		2,151	1,728

Specialty Underwriting & Residential Finance Trust
4.127% due 09/25/2037 •		4,002	1,390
4.965% due 03/25/2037 •		682	376

Stratus CLO Ltd.
5.758% due 12/29/2029 •		4,473	4,425

Structured Asset Investment Loan Trust
5.565% due 10/25/2035 •		419	404
5.820% due 01/25/2035 •		1,713	1,545
5.970% due 01/25/2035 •		606	514
6.225% due 04/25/2033 •		36	35
6.420% due 01/25/2035 •		684	534
6.570% due 01/25/2035 ^•		561	213

Structured Asset Securities Corp. Trust
5.535% due 09/25/2035 •		6,709	6,347

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		3,781	3,731

Talon Funding Ltd.
5.476% due 06/05/2035 •		1,445	224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •		$9,300	$9,177

TCW CLO Ltd.
5.788% due 04/25/2031 •		5,600	5,517

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •		7,000	6,860

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	2,500	2,639

Triaxx Prime CDO Ltd.
4.929% due 10/02/2039 •		$3,599	68

Venture CLO Ltd.
5.708% due 10/20/2028 •		818	808
5.798% due 07/20/2030 •		2,583	2,550
5.828% due 04/20/2029 •		4,707	4,687
5.962% due 07/30/2032 •		4,900	4,803

Vibrant CLO Ltd.
5.848% due 09/15/2030 •		6,392	6,295
5.913% due 06/20/2029 ~		1,256	1,244
5.928% due 07/20/2032 •		6,200	6,060

Voya CLO Ltd.
5.742% due 04/17/2030 •		872	862
5.792% due 10/15/2030 •		2,720	2,687

Washington Mutual Asset-Backed Certificates Trust
5.325% due 05/25/2036 •		1,324	1,016

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •		1,445	1,431
5.698% due 07/20/2029 •		5,373	5,308
5.868% due 10/20/2029 •		1,554	1,543

Total Asset-Backed Securities (Cost $764,604)			644,718

SOVEREIGN ISSUES 5.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		4,802	1,343
1.000% due 07/09/2029		685	191
1.500% due 07/09/2035 þ		14,347	3,715
3.500% due 07/09/2041 þ		132	37
15.500% due 10/17/2026	ARS	31,710	18

Dominican Republic International Bond
5.300% due 01/21/2041		$2,050	1,603

Israel Government International Bond
2.750% due 07/03/2030		3,200	2,899
3.800% due 05/13/2060		3,800	2,960
3.875% due 07/03/2050		400	335

Mexico Government International Bond
5.400% due 02/09/2028		1,000	1,032
6.350% due 02/09/2035		2,600	2,767

New Zealand Government International Bond
2.000% due 09/20/2025 (h)	NZD	20,195	12,727
3.000% due 09/20/2030 (h)		5,380	3,612

Peru Government International Bond
6.350% due 08/12/2028	PEN	17,975	4,664

Provincia de Buenos Aires
73.663% due 04/12/2025	ARS	325,460	697

Romania Government International Bond
1.750% due 07/13/2030	EUR	3,600	2,878

Russia Government International Bond
4.250% due 06/23/2027 «		$400	24
4.750% due 05/27/2026 «		400	24
5.100% due 03/28/2035 «		1,000	60
5.250% due 06/23/2047 «		800	48
5.625% due 04/04/2042		200	128

South Africa Government International Bond
4.850% due 09/30/2029		10,000	8,999
10.500% due 12/21/2026	ZAR	905,500	54,155

Turkey Government International Bond
5.750% due 03/22/2024		$3,000	2,983
6.350% due 08/10/2024		12,400	12,333

Total Sovereign Issues (Cost $145,314)			120,232

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos SAB de CV (d)	477	$0

ENERGY 0.0%

Constellation Oil ‘B’ «(d)(k)	1,262,836	137

FINANCIALS 0.0%

Intelsat Emergence SA «(d)(k)	22,223	544

Total Common Stocks (Cost $2,728)		681

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	2,327	15

Total Rights (Cost $0)		15

WARRANTS 0.0%

ENERGY 0.0%

Constellation Oil Class ‘D’ - Exp. 06/10/2071 «(k)	1	0

FINANCIALS 0.0%

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	2,327	16

Total Warrants (Cost $0)		16

CONVERTIBLE PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

Wells Fargo & Co.
7.500%	3,500	4,117

Total Convertible Preferred Securities (Cost $4,179)		4,117

PREFERRED SECURITIES 0.9%

FINANCIALS 0.9%

AGFC Capital Trust
6.542% (US0003M + 1.750%) due 01/15/2067 ~	6,600,000	3,741

Bank of America Corp.
4.300% due 01/28/2025 •(i)	3,900,000	3,524
5.875% due 03/15/2028 •(i)	1,600,000	1,442

CaixaBank SA
6.750% due 06/13/2024 •(i)(j)	200,000	209

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(i)	7,900,000	7,628

Nationwide Building Society
10.250% ~	4,096	606

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	3,571,675	3,740

Wells Fargo & Co.
3.900% due 03/15/2026 •(i)	400,000	354

Total Preferred Securities (Cost $22,720)		21,244

SHORT-TERM INSTRUMENTS 15.5%

REPURCHASE AGREEMENTS (l) 14.2%
		341,910

52	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
34.904% due 05/19/2023 - 09/18/2023 (e)(f)(h)	ARS	934,810	$2,280

HUNGARY TREASURY BILLS 1.1%
18.251% due 04/06/2023 (f)(g)	HUF	8,997,000	25,622

U.S. TREASURY BILLS 0.1%
4.568% due 04/06/2023 - 05/09/2023 (e)(f)(p)		$2,840	2,838

Total Short-Term Instruments (Cost $373,293)			372,650

Total Investments in Securities (Cost $2,996,182)			2,719,818

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	19,339	$188

Total Short-Term Instruments (Cost $188)		188

Total Investments in Affiliates (Cost $188)		188

Total Investments 112.9% (Cost $2,996,370)		$2,720,006

Financial Derivative Instruments (m)(o) (0.9)% (Cost or Premiums, net $12,727)		(21,229)

Other Assets and Liabilities, net (12.0)%		(289,335)

Net Assets 100.0%		$2,409,442

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$ 137	$137	0.01%
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Deutsche Bank AG 0.898% due 05/28/2024	05/25/2021	2,100	1,972	0.08
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	1,000	863	0.04
Deutsche Bank AG 3.729% due 01/14/2032	01/27/2021 - 01/28/2021	1,707	1,269	0.05
Intelsat Emergence SA	09/05/2018	2,086	544	0.02

		$ 7,030	$4,785	0.20%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	53

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.820%	04/03/2023	04/04/2023	$157,500	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2032	$(160,609)	$157,500	$157,500
	4.890	03/31/2023	04/03/2023	155,900	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(159,204)	155,900	155,964
FICC	2.200	03/31/2023	04/03/2023	7,710	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(7,864)	7,710	7,710
RCY	4.920	03/31/2023	04/03/2023	20,800	U.S. Treasury Notes 0.625% due 05/15/2030	(21,324)	20,800	20,809

Total Repurchase Agreements						$(349,001)	$341,910	$341,983

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$158,200	$(130,119)	$(130,925)

Total Short Sales (5.4)%				$(130,119)	$(130,925)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$313,464	$0	$0	$313,464	$(319,813)	$(6,349)
FICC	7,710	0	0	7,710	(7,864)	(154)
RCY	20,809	0	0	20,809	(21,324)	(515)

Total Borrowings and Other Financing Transactions	$341,983	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(2,547) at a weighted average interest rate of 1.293%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	106	$106	$(57)	$(10)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	48	48	(19)	(7)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	48	48	(31)	(10)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	106	106	(97)	(14)

Total Written Options					$(204)	$(41)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	849	$175,279	$2,030	$119	$0
U.S. Treasury 5-Year Note June Futures	06/2023	1,585	173,570	3,564	359	0

				$5,594	$478	$0

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2023	151	$(19,304)	$(438)	$79	$(49)
Euro-Bund June Futures	06/2023	288	(42,428)	(1,417)	203	(194)
U.S. Treasury 10-Year Note June Futures	06/2023	1,415	(162,614)	(824)	0	(486)
U.S. Treasury Long-Term Bond June Futures	06/2023	712	(93,383)	(3,573)	0	(712)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	826	(100,062)	(3,270)	0	(452)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	325	(45,866)	(1,511)	0	(437)

				$(11,033)	$282	$(2,330)

Total Futures Contracts				$(5,439)	$760	$(2,330)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2023	0.406%	$	1,700	$6	$(3)	$3	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		7,000	(21)	75	54	8	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.833		400	(9)	12	3	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.440	EUR	9,600	30	72	102	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.315	$	700	93	(73)	20	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		1,700	338	(137)	201	1	0
Valeo SA	1.000	Quarterly	06/20/2026	1.710	EUR	300	(3)	(4)	(7)	2	0

							$434	$(58)	$376	$13	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$31,680	$(1,119)	$164	$(955)	$0	$(126)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026	75,240	(7,163)	4,730	(2,433)	0	(349)

					$(8,282)	$4,894	$(3,388)	$0	$(475)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$92	$(3)	$1	$(2)	$0	$0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	6,800	(46)	139	93	41	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	7,600	(6)	135	129	42	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	1,500	27	(6)	21	1	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	4,900	107	(38)	69	3	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	200	4	(1)	3	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	4,400	(2)	55	53	4	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	9,800	72	44	116	11	0

					$153	$329	$482	$102	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/20/2028	GBP	58,800	$272	$(505)	$(233)	$191	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.500	Annual	09/20/2033		61,100	(505)	1,082	577	0	(257)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.086	Semi-Annual	09/11/2029	JPY	624,000	0	(167)	(167)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028	$	5,100	(11)	107	96	15	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		7,600	(27)	122	95	30	0
Pay	1-Day USD-SOFR Compounded-OIS	1.853	Annual	05/18/2032		3,740	(31)	(406)	(437)	17	0
Pay	1-Day USD-SOFR Compounded-OIS	1.857	Annual	07/15/2032		49,000	(556)	(5,273)	(5,829)	223	0
Pay	1-Day USD-SOFR Compounded-OIS	3.400	Annual	02/23/2033		5,000	(21)	103	82	26	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		3,000	(12)	69	57	16	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		2,500	(11)	46	35	13	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	55

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.405%	Annual	03/01/2033	$	2,600	$(11)	$55	$44	$14	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		2,700	(10)	60	50	14	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		4,900	(17)	120	103	26	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		51,300	10,705	1,634	12,339	0	(519)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		2,700	(25)	94	69	34	0
Pay	1-Year BRL-CDI	11.734	Maturity	01/02/2025	BRL	121,000	0	(272)	(272)	0	(20)
Pay	1-Year BRL-CDI	11.800	Maturity	01/02/2025		116,000	0	(234)	(234)	0	(19)
Pay	1-Year BRL-CDI	11.835	Maturity	01/02/2025		115,000	0	(218)	(218)	0	(19)
Pay	1-Year BRL-CDI	11.020	Maturity	01/04/2027		149,400	0	(1,027)	(1,027)	6	0
Pay	1-Year BRL-CDI	11.045	Maturity	01/04/2027		137,800	0	(926)	(926)	6	0
Pay	1-Year BRL-CDI	11.086	Maturity	01/04/2027		116,400	0	(778)	(778)	5	0
Pay	1-Year BRL-CDI	11.098	Maturity	01/04/2027		170,900	0	(1,131)	(1,131)	7	0
Pay	1-Year BRL-CDI	11.814	Maturity	01/04/2027		127,300	0	(300)	(300)	5	0
Pay	1-Year BRL-CDI	11.868	Maturity	01/04/2027		95,500	0	(197)	(197)	3	0
Pay	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023	CAD	421,300	(34)	(8,667)	(8,701)	0	(87)
Pay	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		64,000	1	(1,340)	(1,339)	0	(13)
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	29,832,800	1,237	(42)	1,195	0	0
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026		227,249,700	(504)	(8,598)	(9,102)	45	(339)
Pay	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2026		44,017,000	83	(1,545)	(1,462)	0	(65)
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		131,722,800	27	8,195	8,222	320	(42)
Receive	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2031		23,875,500	95	1,492	1,587	67	0
Pay	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	175,100	59	(1,048)	(989)	0	(27)
Pay	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		243,600	(6)	(1,496)	(1,502)	0	(58)
Pay	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023	$	457,600	(911)	(10,589)	(11,500)	0	(85)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		239,700	11,005	5,262	16,267	0	(577)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		31,800	2,731	(58)	2,673	0	(77)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		200	12	0	12	0	(1)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		25,770	258	4,675	4,933	0	(98)
Pay	6-Month EUR-EURIBOR	0.500	Annual	02/09/2024	EUR	515,000	(1,663)	(13,756)	(15,419)	0	(416)
Pay(6)	6-Month EUR-EURIBOR	2.100	Annual	04/04/2024		181,700	0	(2,678)	(2,678)	0	(2,678)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		3,800	(13)	(151)	(164)	0	(7)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		8,500	(64)	(831)	(895)	0	(26)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		5,000	(19)	(417)	(436)	0	(15)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		34,100	(240)	394	154	15	0
Receive	6-Month PLN-WIBOR	6.210	Annual	04/26/2027	PLN	97,600	49	(1,088)	(1,039)	73	0
Receive	6-Month PLN-WIBOR	6.160	Annual	09/16/2027		76,000	0	(932)	(932)	58	0
Receive	6-Month PLN-WIBOR	6.310	Annual	09/19/2027		77,500	0	(1,075)	(1,075)	59	0
Receive	6-Month PLN-WIBOR	6.270	Annual	09/20/2027		72,500	0	(974)	(974)	55	0
Receive	6-Month PLN-WIBOR	6.240	Annual	09/23/2027		66,700	0	(879)	(879)	51	0
Receive	6-Month PLN-WIBOR	6.250	Annual	09/23/2027		64,900	0	(862)	(862)	49	0
Receive	6-Month PLN-WIBOR	6.280	Annual	09/26/2027		27,000	0	(369)	(369)	20	0
Receive	6-Month PLN-WIBOR	6.985	Annual	10/11/2027		97,100	0	(1,210)	(1,210)	72	0
Receive	6-Month PLN-WIBOR	7.156	Annual	10/13/2027		50,100	0	(712)	(712)	37	0
Receive	6-Month PLN-WIBOR	7.761	Annual	10/21/2027		50	0	(1)	(1)	0	0
Receive	6-Month PLN-WIBOR	8.005	Annual	10/25/2027		50	0	(1)	(1)	0	0

							$21,843	$(47,243)	$(25,400)	$1,572	$(5,451)

Total Swap Agreements							$14,148	$(42,078)	$(27,930)	$1,687	$(5,926)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$760	$1,687	$2,447		$(41)	$(2,330)	$(5,926)	$(8,297)

(n)

Securities with an aggregate market value of $27,922 and cash of $25,569 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

56	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	3,930		$2,611	$0	$(15)
	04/2023		$387	NZD	621	1	0

	05/2023	NZD	621		$387	0	(1)

	05/2023		$2,614	AUD	3,930	15	0
BOA	04/2023	CNH	6,123		$907	15	0
	04/2023	HUF	2,893		8	0	(1)
	04/2023	ILS	635		188	11	0
	04/2023	MXN	116,319		6,422	0	(33)
	04/2023	NZD	26,104		16,215	0	(107)
	04/2023	PLN	4,854		1,094	0	(29)
	04/2023		$6,098	MXN	116,319	357	0

	04/2023		6,009	NZD	9,663	34	0
	04/2023		9,892	PEN	37,296	16	0
	05/2023	NZD	9,663		$6,009	0	(34)
	05/2023	PEN	37,296		9,874	0	(19)
	06/2023	TWD	345		11	0	0

	06/2023		$6,311	MXN	116,319	36	0
BPS	04/2023	PLN	11,056		$2,521	0	(37)
	04/2023		$467	DKK	3,215	1	0
	04/2023		1,685	EUR	1,578	27	0
	04/2023		21	KRW	27,652	0	0

	04/2023		1,018	MXN	18,529	7	0
	04/2023		215	NOK	2,237	0	(1)
	04/2023	ZAR	357,783		$19,730	0	(341)
	05/2023	DKK	3,209		467	0	(1)
	05/2023	NOK	2,234		215	1	0

	05/2023		$2,569	AUD	3,843	2	0
	05/2023		3,572	CNY	24,670	30	0
	06/2023	CLP	7,929,920		$9,624	0	(264)
	06/2023	KRW	27,531		21	0	0
	06/2023	MXN	18,789		1,018	0	(7)
	06/2023	TWD	1,976		65	0	0

BRC	04/2023	HKD	11,207		1,439	10	0
	04/2023	PEN	8,183		2,155	0	(20)
	04/2023	PLN	73,305		16,629	0	(338)
	04/2023		$2,177	PEN	8,183	0	(3)
	04/2023		319	PLN	1,377	0	(1)
	05/2023	DKK	1,735		$254	1	0

	05/2023		$2,155	PEN	8,202	20	0
	05/2023		652	ZAR	12,035	21	0
	05/2023	ZAR	24,200		$1,311	0	(43)

BSH	04/2023	PEN	2,846		757	1	0
	04/2023		$1,425	PEN	5,420	15	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	57

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

CBK	04/2023	BRL	14,609		$2,875	$0	$(7)
	04/2023	DKK	7,189		1,022	0	(25)

	04/2023	NOK	2,440		237	4	0
	04/2023	PEN	48,359		12,226	3	(623)
	04/2023		$2,816	BRL	14,609	66	0
	04/2023		325	DKK	2,233	0	0
	04/2023		3,535	GBP	2,896	39	(1)
	04/2023		1,066	HUF	402,324	77	0
	04/2023		659	INR	54,247	1	0
	04/2023		3,205	PEN	12,187	33	0
	05/2023	DKK	2,229		$325	0	0
	05/2023	SEK	12,117		1,181	10	0
	05/2023		$9,862	CLP	7,954,322	87	0
	06/2023		2,550	COP	12,442,650	80	0
	06/2023		3,599	PEN	14,011	106	0
	07/2023		2,036		7,909	54	0
	08/2023	PEN	18,346		$4,697	0	(141)
CLY	04/2023		$6,133	HUF	2,315,153	442	0
DUB	04/2023	AUD	2,663		$1,771	0	(9)
	04/2023	BRL	107,215		20,108	0	(1,046)
	04/2023		$4,428	AUD	6,571	0	(35)
	04/2023		21,104	BRL	107,215	50	0
	04/2023		210,260	EUR	194,289	447	0
	04/2023	ZAR	39,958		$2,191	0	(51)
	05/2023	EUR	194,289		210,597	0	(440)
	05/2023		$1,773	AUD	2,663	9	0
	05/2023	ZAR	29,940		$1,605	0	(70)
	07/2023		$20,108	BRL	108,950	1,026	0
GLM	04/2023	BRL	91,751		$18,060	0	(43)
	04/2023		$16,914	BRL	91,751	1,188	0
	05/2023		157	PEN	635	11	0
	05/2023	ZAR	64,088		$3,835	248	0
JPM	05/2023		71,372		3,875	0	(118)
MBC	04/2023	GBP	9,112		11,199	0	(41)
	04/2023	ILS	453		132	6	0
	04/2023	PLN	109,016		24,826	0	(407)
	04/2023		$2,941	EUR	2,754	45	0
	04/2023		6,612	GBP	5,395	43	0
	04/2023		11,657	MXN	222,984	683	0
	04/2023		1,252	PLN	5,515	25	0
	05/2023	PEN	52,143		$13,620	0	(199)
	05/2023	SEK	20		2	0	0
	05/2023		$882	CNH	5,920	0	(18)
	05/2023	ZAR	38,244		$2,044	0	(96)

MYI	04/2023	AUD	2,660		1,776	0	(3)
	04/2023	KRW	56,708		46	2	0
	04/2023		$2,705	AUD	4,024	0	(15)
	04/2023		390	PLN	1,719	8	0
	05/2023		1,778	AUD	2,660	3	0

NGF	04/2023		32,934	JPY	4,430,413	434	0

RBC	04/2023	MXN	18,457		$890	0	(131)
	04/2023		$50,984	GBP	41,373	54	0
	04/2023		4,594	JPY	622,908	97	0
	05/2023	GBP	41,373		$51,013	0	(54)
	05/2023	MXN	82,610		4,364	0	(184)
	05/2023		$38,001	JPY	5,037,115	90	0
	06/2023		25	MXN	476	1	0
	07/2023		4		80	0	0

SCX	04/2023	KRW	109,700		$89	5	0
	04/2023	PEN	3,152		832	0	(5)
	04/2023		$1,027	GBP	832	0	(1)
	04/2023		1,619	INR	132,817	0	(3)
	04/2023		171	MXN	3,160	4	0
	04/2023		1,042	NZD	1,671	3	0
	04/2023		839	PEN	3,152	0	(1)
	04/2023	ZAR	18,802		$1,022	0	(33)
	05/2023	NZD	1,671		1,042	0	(3)
	05/2023		$830	PEN	3,152	5	0
	06/2023	TWD	3,618		$119	0	(1)

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

TOR	04/2023	AUD	2,879		$1,912	$0	$(12)
	04/2023	CAD	3,096		2,282	0	(9)
	04/2023	GBP	39,605		47,636	0	(1,221)
	04/2023		$783	CAD	1,061	2	0
	04/2023		8,568	NZD	13,844	89	0
	04/2023		3	PLN	12	0	0
	05/2023	CAD	1,061		$783	0	(2)
	05/2023	NZD	13,844		8,568	0	(89)
	05/2023		$1,914	AUD	2,879	12	0

UAG	04/2023	AUD	1,829		$1,217	0	(6)
	04/2023	EUR	198,621		210,880	0	(4,524)
	04/2023	HUF	2,746,482		7,510	0	(290)
	04/2023		$4,897	AUD	7,210	0	(77)
	04/2023		1,497	CAD	2,036	9	0
	05/2023	CAD	2,035		$1,497	0	(9)
	05/2023		$1,218	AUD	1,829	6	0
	05/2023		2,202	GBP	1,779	0	(6)
	05/2023	ZAR	338,761		$18,344	0	(611)
	09/2023		22,953		1,309	38	0

Total Forward Foreign Currency Contracts						$6,266	$(11,955)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280%	06/29/2023	18,000	$958	$3,189
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060	10/25/2023	26,300	1,500	5,605
FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.134	09/15/2023	13,800	725	2,784
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.102	09/15/2023	14,300	777	2,960

Total Purchased Options							$3,960	$14,538

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC USD versus MXN	MXN	20.500	06/15/2023	100	$ (1)	$ 0

CBK	Call - OTC USD versus MXN		20.500	06/15/2023	11,400	(149)	(33)

						$ (150)	$ (33)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	7,500	$ (23)	$(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	7,500	(23)	(45)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110	06/29/2023	87,900	(954)	(5,713)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	10/25/2023	131,500	(1,505)	(8,491)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	12,000	(21)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	12,000	(21)	(162)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	8,300	(50)	(13)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	8,300	(50)	(99)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.985	09/15/2023	69,000	(725)	(4,613)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	7,200	(44)	(11)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	7,200	(44)	(86)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	4,700	(31)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	4,700	(31)	(52)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	4,700	(33)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	4,900	(34)	(49)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	4,900	(34)	(11)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	4,900	(34)	(48)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	4,900	(34)	(11)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	59

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225%	10/23/2023	4,900	$(34)	$(46)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	4,700	(32)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	4,700	(32)	(53)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	4,700	(32)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	4,700	(32)	(57)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	11,700	(21)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	11,700	(21)	(158)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	9,800	(116)	(15)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	9,800	(135)	(116)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960	09/15/2023	71,500	(777)	(4,842)

NGF	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	19,500	(24)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	19,500	(44)	(297)

							$ (4,991)	$(25,028)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.945	04/06/2023	5,400	$(25)	$(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	6,000	(26)	(56)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	1,300	(10)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	4,500	(19)	(27)

					$(80)	$(106)

Total Written Options					$(5,221)	$(25,167)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	0.835%	$ 100	$(2)	$2	$0	$0

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.555	2,300	(6)	19	13	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.835	200	(3)	4	1	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.974	17,400	(770)	782	12	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.468	400	(49)	38	0	(11)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.372	200	(7)	8	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.602	1,100	(32)	38	6	0

JPM	Hochtief AG	5.000	Quarterly	12/20/2026	1.171	EUR 5,900	1,406	(544)	862	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828	$ 200	(10)	10	0	0

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.145	11,400	81	63	144	0

							$608	$420	$1,039	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$900	$(26)	$18	$0	$(8)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	18,100	(628)	461	0	(167)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	(424)	313	0	(111)

						$(1,078)	$792	$0	$(286)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month THB-THBFIX Compounded-OIS	1.000%	Quarterly	12/15/2026	THB	1,570,470	$2,051	$(226)	$1,825	$0
	Pay	3-Month THB-THBFIX Compounded-OIS	1.500	Quarterly	12/15/2031		814,600	(1,859)	86	0	(1,773)

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

GLM	Receive	3-Month THB-THBFIX Compounded-OIS	1.000%	Quarterly	12/15/2026	THB	5,202,700	$6,948	$(900)	$6,048	$0
	Pay	3-Month THB-THBFIX Compounded-OIS	1.500	Quarterly	12/15/2031		2,712,100	(6,626)	723	0	(5,903)

								$514	$(317)	$7,873	$(7,676)

Total Swap Agreements								$44	$895	$8,912	$(7,973)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$16	$0	$0	$16	$(16)	$0	$0	$(16)	$0	$0	$0
BOA	469	8,794	1,825	11,088	(223)	(14,256)	(1,773)	(16,252)	(5,164)	5,508	344
BPS	68	0	0	68	(651)	(162)	0	(813)	(745)	1,007	262
BRC	52	0	0	52	(405)	0	0	(405)	(353)	410	57
BSH	16	0	0	16	0	0	0	0	16	0	16
CBK	560	0	0	560	(797)	(33)	0	(830)	(270)	240	(30)
CLY	442	0	0	442	0	0	0	0	442	0	442
DUB	1,532	0	0	1,532	(1,651)	(112)	0	(1,763)	(231)	264	33
FAR	0	2,784	0	2,784	0	(4,613)	0	(4,613)	(1,829)	1,784	(45)
FBF	0	0	13	13	0	0	0	0	13	0	13
GLM	1,447	0	6,048	7,495	(43)	(746)	(5,903)	(6,692)	803	(480)	323
GST	0	0	13	13	0	0	(19)	(19)	(6)	1	(5)
HUS	0	0	7	7	0	0	0	0	7	0	7
IND	0	0	0	0	0	0	0	0	0	(390)	(390)
JPM	0	0	862	862	(118)	(75)	0	(193)	669	(770)	(101)
MBC	802	0	0	802	(761)	0	0	(761)	41	0	41
MYC	0	2,960	144	3,104	0	(4,842)	(167)	(5,009)	(1,905)	1,879	(26)
MYI	13	0	0	13	(18)	0	0	(18)	(5)	0	(5)
NGF	434	0	0	434	0	(297)	0	(297)	137	2,080	2,217
RBC	242	0	0	242	(369)	0	0	(369)	(127)	0	(127)
SAL	0	0	0	0	0	(31)	0	(31)	(31)	0	(31)
SCX	17	0	0	17	(47)	0	0	(47)	(30)	0	(30)
TOR	103	0	0	103	(1,333)	0	0	(1,333)	(1,230)	1,170	(60)
UAG	53	0	0	53	(5,523)	0	(111)	(5,634)	(5,581)	6,882	1,301

Total Over the Counter	$6,266	$14,538	$8,912	$29,716	$(11,955)	$(25,167)	$(7,973)	$(45,095)

(p)

Securities with an aggregate market value of $21,225 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	61

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$760	$760
Swap Agreements	0	115	0	0	1,572	1,687

	$0	$115	$0	$0	$2,332	$2,447

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,266	$0	$6,266
Purchased Options	0	0	0	0	14,538	14,538
Swap Agreements	0	1,039	0	0	7,873	8,912

	$0	$1,039	$0	$6,266	$22,411	$29,716

	$0	$1,154	$0	$6,266	$24,743	$32,163

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$41	$41
Futures	0	0	0	0	2,330	2,330
Swap Agreements	0	475	0	0	5,451	5,926

	$0	$475	$0	$0	$7,822	$8,297

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,955	$0	$11,955
Written Options	0	0	0	33	25,134	25,167
Swap Agreements	0	297	0	0	7,676	7,973

	$0	$297	$0	$11,988	$32,810	$45,095

	$0	$772	$0	$11,988	$40,632	$53,392

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$43	$43
Futures	0	0	0	0	(40,172)	(40,172)
Swap Agreements	0	(4,048)	0	0	(16,034)	(20,082)

	$0	$(4,048)	$0	$0	$(56,163)	$(60,211)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,959	$0	$49,959
Purchased Options	0	0	0	0	(884)	(884)
Written Options	0	1,565	0	287	3,563	5,415
Swap Agreements	0	392	0	0	675	1,067

	$0	$1,957	$0	$50,246	$3,354	$55,557

	$0	$(2,091)	$0	$50,246	$(52,809)	$(4,654)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$162	$162
Futures	0	0	0	0	22,619	22,619
Swap Agreements	0	4,799	0	0	(17,101)	(12,302)

	$0	$4,799	$0	$0	$5,680	$10,479

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,205)	$0	$(9,205)
Purchased Options	0	0	0	0	7,288	7,288
Written Options	0	(703)	0	301	323	(79)
Swap Agreements	0	(129)	0	0	(1,487)	(1,616)

	$0	$(832)	$0	$(8,904)	$6,124	$(3,612)

	$0	$3,967	$0	$(8,904)	$11,804	$6,867

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$59,837	$4,594	$64,431
Corporate Bonds & Notes
Banking & Finance	0	397,371	0	397,371
Industrials	0	229,234	452	229,686
Utilities	0	44,841	0	44,841
Convertible Bonds & Notes
Industrials	0	13,027	0	13,027
Municipal Bonds & Notes
California	0	2,095	0	2,095
Illinois	0	1,122	0	1,122
Puerto Rico	0	69	0	69
Washington	0	4,282	0	4,282
West Virginia	0	5,124	0	5,124
U.S. Government Agencies	0	303,468	0	303,468
U.S. Treasury Obligations	0	276,387	0	276,387
Non-Agency Mortgage-Backed Securities	0	214,242	0	214,242
Asset-Backed Securities	0	644,718	0	644,718
Sovereign Issues	0	120,076	156	120,232
Common Stocks
Energy	0	0	137	137
Financials	0	0	544	544
Rights
Financials	0	0	15	15
Warrants
Financials	0	0	16	16
Convertible Preferred Securities
Financials	4,117	0	0	4,117
Preferred Securities
Financials	0	21,244	0	21,244
Short-Term Instruments
Repurchase Agreements	0	341,910	0	341,910
Argentina Treasury Bills	0	2,280	0	2,280

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Hungary Treasury Bills	$0	$25,622	$0	$25,622
U.S. Treasury Bills	0	2,838	0	2,838

	$4,117	$2,709,787	$5,914	$2,719,818

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$188	$0	$0	$188

Total Investments	$4,305	$2,709,787	$5,914	$2,720,006

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(130,925)	$0	$(130,925)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	282	2,165	0	2,447
Over the counter	0	29,716	0	29,716

	$282	$31,881	$0	$32,163

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(243)	(8,054)	0	(8,297)
Over the counter	0	(45,095)	0	(45,095)

	$(243)	$(53,149)	$0	$(53,392)

Total Financial Derivative Instruments	$39	$(21,268)	$0	$(21,229)

Totals	$4,344	$2,557,594	$5,914	$2,567,852

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	63

Schedule of Investments	PIMCO Extended Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 192.4%

U.S. GOVERNMENT AGENCIES 13.4%

Fannie Mae
0.000% due 11/15/2030 (d)	$400	$295
2.241% due 01/25/2031 ~(a)	2,258	208
3.000% due 07/25/2043	534	454
3.790% due 01/01/2029	2,000	1,938
5.000% due 08/25/2033	24	24
5.500% due 04/25/2033 - 08/25/2035	54	53
6.000% due 12/25/2034	300	325

Freddie Mac
0.000% due 03/15/2028 - 07/15/2031 (a)	10,500	8,651
0.000% due 03/15/2031 - 07/15/2032 (d)	9,300	6,618
0.000% due 01/15/2041 (b)(d)	3,053	2,386
3.000% due 04/15/2053	1,658	1,386
4.000% due 09/15/2054	840	781
4.442% due 11/25/2052 ~	4,742	4,580
5.500% due 02/15/2024	3	3
6.000% due 06/15/2035	483	532

Ginnie Mae
5.500% due 10/20/2037	233	244

Ginnie Mae, TBA
4.000% due 04/01/2053	11,100	10,687
4.500% due 05/01/2053	2,100	2,069

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 (a)	800	644
0.000% due 04/15/2030	4,100	3,081

Tennessee Valley Authority STRIPS
4.625% due 09/15/2060	1,000	1,002

U.S. Small Business Administration
5.290% due 12/01/2027	26	26

Uniform Mortgage-Backed Security
4.000% due 08/01/2048	41	40

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2053	1,900	1,705
4.000% due 05/01/2053	300	287
4.500% due 05/01/2053	8,100	7,939
5.000% due 05/01/2053	4,700	4,687
5.500% due 05/01/2053	5,800	5,857
6.000% due 05/01/2053	7,800	7,957
6.500% due 05/01/2053	12,000	12,363

Total U.S. Government Agencies (Cost $88,092)		86,822

U.S. TREASURY OBLIGATIONS 165.2%

U.S. Treasury Bonds
2.250% due 02/15/2052 (g)	5,500	4,104
2.500% due 02/15/2045 (g)	5,410	4,321
2.750% due 11/15/2047	1	1
3.000% due 11/15/2044 (g)	5,280	4,610
3.000% due 05/15/2045 (g)	5,150	4,489
3.000% due 08/15/2052 (g)	207,100	181,989
3.125% due 11/15/2041 (g)	14,750	13,458
3.125% due 08/15/2044 (g)	5,260	4,697
3.375% due 08/15/2042 (g)	28,200	26,490
3.625% due 02/15/2053 (g)	47,200	46,872
4.000% due 11/15/2042 (g)	34,700	35,654
4.000% due 11/15/2052 (g)	42,600	45,223

U.S. Treasury Inflation Protected Securities (e)
0.625% due 07/15/2032 (g)	7,415	7,088

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)	31,800	21,106
0.000% due 08/15/2034 (a)(g)	76,520	50,226
0.000% due 11/15/2034 (a)(i)	34,600	22,508
0.000% due 08/15/2035 (a)(i)	6,870	4,340
0.000% due 05/15/2036 (a)	52,000	31,888
0.000% due 11/15/2036 (a)(g)	76,900	46,196
0.000% due 05/15/2037 (a)	54,350	32,027
0.000% due 08/15/2037 (a)	9,100	5,295
0.000% due 08/15/2041 (d)	14,800	7,474
0.000% due 02/15/2042 (d)(i)	9,500	4,646
0.000% due 05/15/2042 (d)(i)	9,700	4,682

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2043 (d)		$16,610	$7,689
0.000% due 08/15/2043 (d)		92,900	42,710
0.000% due 02/15/2044 (d)		51,400	23,067
0.000% due 05/15/2044 (d)		88,500	39,275
0.000% due 08/15/2044 (d)(i)		1,500	658
0.000% due 11/15/2044 (d)(i)		4,800	2,083
0.000% due 02/15/2045 (d)(i)		5,200	2,236
0.000% due 05/15/2045 (d)(i)		7,750	3,303
0.000% due 08/15/2046 (d)(i)		3,500	1,436
0.000% due 05/15/2048 (d)		77,000	30,207
0.000% due 08/15/2048 (d)(g)		153,800	59,957
0.000% due 11/15/2048 (d)(g)		172,400	66,959
0.000% due 02/15/2049 (d)(g)		120,600	46,653
0.000% due 08/15/2049 (d)		72,300	27,579
0.000% due 11/15/2049 (d)(g)		155,500	59,014
0.000% due 08/15/2050 (d)(g)		130,900	48,356

Total U.S. Treasury Obligations (Cost $1,342,387)			1,070,566

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		3,000	2,562

BAMLL Commercial Mortgage Securities Trust
5.734% due 04/15/2036 ~		3,200	3,146
5.884% due 03/15/2034 •		1,500	1,466

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035		800	756
4.957% due 08/10/2035 ~		600	513

Bear Stearns ALT-A Trust
3.964% due 09/25/2035 ^~		116	71

BWAY Mortgage Trust
3.454% due 03/10/2033		3,000	2,810

ChaseFlex Trust
5.405% due 05/25/2037 •		1,340	1,273

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~		2,800	2,713

Commercial Mortgage Trust
3.815% due 04/10/2033 ~		2,500	2,172

Countrywide Home Loan Mortgage Pass-Through Trust
3.631% due 09/25/2047 ^~		85	72

DROP Mortgage Trust
5.830% due 10/15/2043 •		600	555

Extended Stay America Trust
5.765% due 07/15/2038 ~		1,171	1,137

GS Mortgage Securities Corp. Trust
5.570% due 11/15/2036 •		1,750	1,685

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		1,800	1,570
3.805% due 10/10/2035 ~		800	715

Hilton USA Trust
4.194% due 11/05/2038 ~		1,000	911

JP Morgan Chase Commercial Mortgage Securities Trust
6.134% due 12/15/2031 •		1,273	1,215

JP Morgan Mortgage Trust
3.999% due 07/25/2035 ~		21	20
5.517% due 12/25/2049 ~		99	93

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		1,901	1,784

Structured Adjustable Rate Mortgage Loan Trust
5.165% due 10/25/2035 •		255	226

Towd Point Mortgage Funding
5.893% due 02/20/2054 •	GBP	1,178	1,450

VNDO Mortgage Trust
3.805% due 01/10/2035		$3,600	3,293

WaMu Mortgage Pass-Through Certificates Trust
3.868% due 01/25/2047 •		75	67
4.186% due 08/25/2046 •		2,431	1,912
4.638% due 10/25/2046 ~		3	2

Total Non-Agency Mortgage-Backed Securities (Cost $37,598)			34,189

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 7.7%

ACE Securities Corp. Home Equity Loan Trust
5.640% due 01/25/2035 •		$4,248	$3,853

ACREC Ltd.
5.859% due 10/16/2036 •		1,700	1,624

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		2,283	2,259

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		1,950	1,924

Atlas Senior Loan Fund Ltd.
5.942% due 01/16/2030 •		1,324	1,316

BDS Ltd.
6.111% due 12/16/2036 •		700	688

Black Diamond CLO DAC
3.634% due 05/15/2032 ~	EUR	2,200	2,333

Carlyle Global Market Strategies CLO Ltd.
5.895% due 04/22/2032 •		$1,600	1,573

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •		2,230	2,139

Countrywide Asset-Backed Certificates
5.345% due 01/25/2046 ^•		4,056	3,787

Crestline Denali CLO Ltd.
5.955% due 10/23/2031 •		1,747	1,716

ECMC Group Student Loan Trust
5.595% due 02/27/2068 •		464	450

Elevation CLO Ltd.
5.768% due 10/25/2030 •		2,561	2,537

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		2,400	2,312

Fremont Home Loan Trust
5.910% due 06/25/2035 •		1,490	1,398

JP Morgan Mortgage Acquisition Corp.
5.565% due 12/25/2035 •		628	623

LCM LP
5.848% due 10/20/2027 •		185	185

Lument Finance Trust, Inc.
5.854% due 06/15/2039 •		2,400	2,339

MASTR Asset-Backed Securities Trust
5.670% due 10/25/2034 •		1,348	1,253

MF1 LLC
6.906% due 06/19/2037 •		500	495

Mountain View CLO LLC
5.832% due 01/16/2031 •		1,500	1,483

OZLM Ltd.
5.908% due 10/20/2031 •		1,000	986

Romark CLO Ltd.
5.845% due 10/23/2030 •		2,500	2,474

Saranac CLO Ltd.
6.294% due 08/13/2031 •		1,800	1,781

SLM Student Loan Trust
5.418% due 10/25/2029 •		276	274

Sound Point CLO Ltd.
5.715% due 01/23/2029 •		845	839
6.018% due 07/20/2032 •		1,000	981

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		516	509

Venture CLO Ltd.
5.798% due 07/20/2030 •		1,589	1,570
5.938% due 04/20/2032 •		2,200	2,175

Vibrant CLO Ltd.
5.848% due 09/15/2030 •		1,667	1,642
5.928% due 07/20/2032 •		300	294

Total Asset-Backed Securities (Cost $50,928)			49,812

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	382

Total Sovereign Issues (Cost $655)			382

64	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (f) 0.7%
		$4,527

U.S. TREASURY BILLS 0.1%
4.230% due 05/09/2023 - 05/25/2023 (c)(d)(k)	$599	596

Total Short-Term Instruments (Cost $5,123)		5,123

Total Investments in Securities (Cost $1,524,783)		1,246,894

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%

PIMCO Short Asset Portfolio	2,403,814	$23,072

PIMCO Short-Term Floating NAV Portfolio III	11,379	110

Total Short-Term Instruments (Cost $24,141)		23,182

Total Investments in Affiliates (Cost $24,141)		23,182

MARKET VALUE (000S)
Total Investments 196.0% (Cost $1,548,924)	$1,270,076

Financial Derivative Instruments (h)(j) (0.7)% (Cost or Premiums, net $(828))	(4,817)

Other Assets and Liabilities, net (95.3)%	(617,256)

Net Assets 100.0%	$648,003

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$4,527	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(4,618)	$4,527	$4,527

Total Repurchase Agreements						$(4,618)	$4,527	$4,527

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOO	4.960%	03/31/2023	04/03/2023	$(195,619)	$(195,700)
BOS	4.730	02/23/2023	04/05/2023	(1,305)	(1,312)
	4.730	03/02/2023	04/12/2023	(1,658)	(1,664)
	4.770	03/07/2023	04/11/2023	(50,700)	(50,881)
	4.790	03/07/2023	04/12/2023	(115,598)	(116,013)
	4.880	03/23/2023	04/06/2023	(1,580)	(1,583)
	4.950	03/29/2023	04/12/2023	(1,644)	(1,646)
BSN	4.820	03/09/2023	04/04/2023	(3,277)	(3,288)
	4.870	03/23/2023	04/13/2023	(37,770)	(37,826)
DEU	4.770	03/07/2023	04/04/2023	(7,193)	(7,219)
	4.880	03/23/2023	04/13/2023	(3,612)	(3,618)
	4.900	03/30/2023	04/04/2023	(2,548)	(2,549)
GRE	4.750	03/15/2023	04/05/2023	(24,087)	(24,147)
JPS	4.670	02/23/2023	04/05/2023	(1,745)	(1,753)
	4.700	02/23/2023	04/05/2023	(34,700)	(34,877)
	4.750	03/07/2023	04/12/2023	(42,229)	(42,380)
	4.780	03/27/2023	04/04/2023	(24,154)	(24,176)

Total Reverse Repurchase Agreements					$(550,632)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	65

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
MSC	4.940%	03/31/2023	04/05/2023	$(20,022)	$(20,030)
TDM	4.960	03/30/2023	04/13/2023	(1,149)	(1,149)

Total Sale-Buyback Transactions					$(21,179)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOO	$0	$(195,700)	$0	$(195,700)	$199,779	$4,079
BOS	0	(173,099)	0	(173,099)	175,052	1,953
BSN	0	(41,114)	0	(41,114)	41,237	123
DEU	0	(13,386)	0	(13,386)	13,435	49
FICC	4,527	0	0	4,527	(4,618)	(91)
GRE	0	(24,147)	0	(24,147)	24,328	181
JPS	0	(103,186)	0	(103,186)	103,422	236

Master Securities Forward Transaction Agreement
MSC	0	0	(20,030)	(20,030)	20,159	129
TDM	0	0	(1,149)	(1,149)	1,182	33

Total Borrowings and Other Financing Transactions	$4,527	$(550,632)	$(21,179)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(550,632)	$0	$0	$(550,632)

Total	$0	$(550,632)	$0	$0	$(550,632)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(21,179)	0	0	(21,179)

Total	$0	$(21,179)	$0	$0	$(21,179)

Total Borrowings	$0	$(571,811)	$0	$0	$(571,811)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(571,811)

(g)	Securities with an aggregate market value of $584,626 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(540,721) at a weighted average interest rate of 2.769%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

66	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	295	$	(60,904)	$(198)	$0	$(87)
U.S. Treasury 5-Year Note June Futures	06/2023	471		(51,578)	(1,092)	0	(171)
U.S. Treasury 10-Year Note June Futures	06/2023	740		(85,042)	(2,302)	0	(353)
U.S. Treasury Long-Term Bond June Futures	06/2023	1,310		(171,815)	(6,846)	0	(1,576)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	2,464		(298,491)	(7,882)	0	(1,636)

Total Futures Contracts					$(18,320)	$0	$(3,823)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.800%	Annual	03/10/2028		$3,400	$(7)	$71	$64	$10	$0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.600	Annual	10/23/2028		55,800	121	(3,922)	(3,801)	175	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		600	(2)	10	8	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		2,800	(10)	22	12	11	0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032		2,100	(10)	(57)	(67)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		2,800	(12)	51	39	15	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		9,100	(386)	2,567	2,181	0	(90)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		1,100	(10)	38	28	14	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	10/23/2053		11,600	(195)	2,697	2,502	0	(124)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025	CAD	2,400	0	(102)	(102)	0	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		500	0	(21)	(21)	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		10,800	10	(475)	(465)	0	(1)
Receive	3-Month USD-LIBOR	1.487	Semi-Annual	06/23/2031		$6,500	(16)	930	914	0	(28)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031		10,500	(39)	1,652	1,613	0	(45)

Total Swap Agreements							$(556)	$3,461	$2,905	$227	$(299)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$227	$227	$0	$(3,823)	$(299)	$(4,122)

(i)

Securities with an aggregate market value of $15,564 and cash of $5,060 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	05/2023		$6,146	JPY	804,969	$0	$(47)
	06/2023		1	MXN	11	0	0

BRC	05/2023	GBP	1,265		$1,528	0	(33)

CBK	04/2023	BRL	6,670		1,286	0	(30)
	04/2023		$1,313	BRL	6,670	3	0
	05/2023	CAD	145		$108	1	0
	06/2023		$98	MXN	1,842	2	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	67

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2023	BRL	6,710		$1,321	0	(3)
	04/2023		$1,237	BRL	6,710	87	0
	05/2023	ZAR	181		$11	1	0

MBC	04/2023	EUR	2,139		2,290	0	(30)

RBC	05/2023		2,139		2,329	6	0
	05/2023	MXN	1,857		98	0	(4)

Total Forward Foreign Currency Contracts						$100	$(147)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.330%	10/23/2023	10,300	$626	$1,713

Total Purchased Options							$626	$1,713

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800%	04/14/2023	3,600	$(35)	$(19)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	3,600	(35)	(2)

BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.395	10/23/2023	49,900	(619)	(2,457)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	14,000	(76)	(63)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	14,000	(76)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	2,600	(14)	(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	2,600	(14)	(11)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	1,200	(12)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	1,200	(17)	(14)

Total Written Options							$(898)	$(2,588)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$(21)	$0	$(21)	$(21)	$0	$(21)
BPS	0	0	0	0	(47)	0	0	(47)	(47)	0	(47)
BRC	0	1,713	0	1,713	(33)	(2,457)	0	(2,490)	(777)	596	(181)
CBK	6	0	0	6	(30)	0	0	(30)	(24)	0	(24)
GLM	88	0	0	88	(3)	(110)	0	(113)	(25)	0	(25)
MBC	0	0	0	0	(30)	0	0	(30)	(30)	0	(30)
RBC	6	0	0	6	(4)	0	0	(4)	2	0	2

Total Over the Counter	$100	$1,713	$0	$1,813	$(147)	$(2,588)	$0	$(2,735)

(k)

Securities with an aggregate market value of $596 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

68	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$227	$227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$100	$0	$100
Purchased Options	0	0	0	0	1,713	1,713

	$0	$0	$0	$100	$1,713	$1,813

	$0	$0	$0	$100	$1,940	$2,040

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,823	$3,823
Swap Agreements	0	0	0	0	299	299

	$0	$0	$0	$0	$4,122	$4,122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$147	$0	$147
Written Options	0	0	0	0	2,588	2,588

	$0	$0	$0	$147	$2,588	$2,735

	$0	$0	$0	$147	$6,710	$6,857

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58,723	$58,723
Swap Agreements	0	(179)	0	0	21,425	21,246

	$0	$(179)	$0	$0	$80,148	$79,969

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$178	$0	$178
Written Options	0	283	0	0	801	1,084
Swap Agreements	0	(33)	0	0	0	(33)

	$0	$250	$0	$178	$801	$1,229

	$0	$71	$0	$178	$80,949	$81,198

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(29,297)	$(29,297)
Swap Agreements	0	43	0	0	(3,420)	(3,377)

	$0	$43	$0	$0	$(32,717)	$(32,674)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$116	$0	$116
Purchased Options	0	0	0	0	853	853
Written Options	0	(68)	0	0	(896)	(964)
Swap Agreements	0	(26)	0	0	0	(26)

	$0	$(94)	$0	$116	$(43)	$(21)

	$0	$(51)	$0	$116	$(32,760)	$(32,695)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	69

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
U.S. Government Agencies	$0	$86,822	$0	$86,822
U.S. Treasury Obligations	0	1,070,566	0	1,070,566
Non-Agency Mortgage-Backed Securities	0	34,189	0	34,189
Asset-Backed Securities	0	49,812	0	49,812
Sovereign Issues	0	382	0	382
Short-Term Instruments
Repurchase Agreements	0	4,527	0	4,527
U.S. Treasury Bills	0	596	0	596

	$0	$1,246,894	$0	$1,246,894

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,182	$0	$0	$23,182

Total Investments	$23,182	$1,246,894	$0	$1,270,076

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$227	$0	$227
Over the counter	0	1,813	0	1,813

	$0	$2,040	$0	$2,040

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,122)	0	(4,122)
Over the counter	0	(2,735)	0	(2,735)

	$0	$(6,857)	$0	$(6,857)

Total Financial Derivative Instruments	$0	$(4,817)	$0	$(4,817)

Totals	$23,182	$1,242,077	$0	$1,265,259

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

70	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO GNMA and Government Securities Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 202.7%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Preferred Term Securities Ltd.
5.994% (US0003M + 0.860%) due 07/03/2033 ~	$84	$79

Total Corporate Bonds & Notes (Cost $69)		79

U.S. GOVERNMENT AGENCIES 194.2%

Fannie Mae
0.000% due 10/25/2042 ~	96	64
0.000% due 06/25/2043 •(a)	1,037	102
0.000% due 07/25/2044 - 08/25/2055 ~(a)	4,385	196
0.000% due 10/25/2045 •	283	183
0.200% due 02/25/2043 •(a)	407	3
0.338% due 11/25/2040 •(a)	3,078	201
1.155% due 11/25/2049 •(a)	345	51
1.305% due 08/25/2042 •(a)	593	38
1.355% due 11/25/2044 - 06/25/2048 •(a)	5,088	587
2.000% due 01/25/2052 (a)	4,747	633
2.241% due 01/25/2031 ~(a)	589	54
2.500% due 02/25/2051 (a)	3,212	529
3.000% due 09/25/2039 - 12/25/2048 (a)	1,090	146
3.000% due 03/25/2043 - 05/01/2058	3,878	3,451
3.135% due 01/01/2048 •	4,783	4,596
3.252% due 09/01/2041 •	252	252
3.486% due 04/25/2042 ~	362	337
3.500% due 08/01/2032 - 01/01/2059	12,259	11,500
3.500% due 08/25/2043 - 04/25/2046 (a)	230	27
3.515% due 10/25/2040 ~	479	474
3.522% due 08/01/2049 •	1,089	1,068
3.575% due 02/01/2026	1,000	975
3.750% due 02/01/2029	3,776	3,699
3.770% due 05/01/2038 •	900	912
3.779% due 01/01/2036 •	256	262
3.820% due 01/01/2029	770	757
3.867% due 05/25/2042 ~	1,102	1,061
4.000% due 06/01/2033 - 07/01/2034	873	845
4.000% due 06/25/2044 (a)	45	5
4.018% due 05/25/2042 ~	565	560
4.078% due 11/25/2031 ~	2,311	2,322
4.101% due 10/01/2037 •	1,521	1,560
4.140% due 04/01/2028 «(c)	781	792
4.242% due 01/25/2042 ~	1,417	1,331
4.272% due 02/01/2042 •	119	117
4.316% due 03/25/2042 ~	790	779
4.371% due 05/01/2035 •	122	122
4.385% due 04/01/2033 «(c)	828	827
4.500% due 09/01/2028 - 09/01/2048	727	707
4.500% due 05/25/2030 «(c)	1,600	1,610
4.590% due 06/01/2033 «	1,843	1,869
5.000% due 12/01/2035 - 10/01/2036	16	16
5.145% due 12/25/2047 •	5,000	4,852
5.295% due 02/25/2049 •	235	229
5.320% due 10/01/2043	200	203
5.500% due 12/01/2032 - 10/01/2038	136	134
5.545% due 10/25/2037 ~	834	830
6.000% due 04/01/2032 - 10/01/2048	131	132
6.500% due 09/01/2036	5	5
6.500% due 04/25/2038 (a)	56	16
6.611% due 08/25/2024 ~	6	6

Freddie Mac
0.000% due 05/15/2033 - 10/15/2058 (b)(e)	5,677	4,246
0.000% due 05/15/2035 - 05/15/2041 •	4,461	4,104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 08/15/2036 - 10/15/2041 ~(a)	$1,292	$62
1.250% due 12/15/2044	9,033	7,555
2.000% due 11/25/2050 (a)	2,789	363
2.500% due 08/15/2027 - 10/15/2052 (a)	25,210	3,693
3.000% due 11/15/2027 - 06/25/2050 (a)	30,344	4,686
3.000% due 07/01/2043 - 12/25/2046	5,055	4,532
3.066% due 02/15/2027 •(a)	269	10
3.500% due 01/15/2043 - 08/15/2045 (a)	1,073	174
3.500% due 12/25/2046 - 03/01/2049	3,367	3,084
3.568% due 01/01/2050 •	1,141	1,108
3.575% due 10/01/2039 •	894	904
3.830% due 07/25/2033 ~	656	610
3.896% due 10/15/2037 •	351	345
3.990% due 04/15/2038 ~	1,372	1,345
4.000% due 07/15/2034 - 11/15/2042 (a)	1,300	182
4.000% due 04/01/2041 - 01/01/2049	11,007	10,801
4.009% due 11/01/2036 •	348	354
4.051% due 11/01/2041 •	916	931
4.265% due 09/01/2034 •	510	522
4.500% due 04/01/2025 - 11/01/2048	1,007	1,004
4.700% due 05/01/2031 •	5	5
5.000% due 07/01/2033 - 03/01/2049	1,660	1,693
5.184% due 06/15/2042 •	692	677
5.395% due 01/25/2050 •	176	172
5.500% due 09/01/2034 - 03/01/2041	135	137
6.000% due 08/01/2023	1	1
7.500% due 08/15/2029 (a)	1	0

Ginnie Mae
0.000% due 03/20/2034 - 12/20/2040 (b)(e)	2,688	2,405
0.000% due 06/20/2042 - 08/16/2052 ~(a)	7,376	42
0.000% due 05/20/2043 - 09/20/2045 •	941	696
0.002% due 11/16/2051 ~(a)	3,142	0
0.184% due 11/16/2043 ~(a)	137	0
1.289% due 09/20/2049 ~(a)	2,115	230
2.000% due 02/20/2051 (a)	12,184	1,386
2.500% due 09/20/2027 - 08/20/2051 (a)	19,403	2,563
2.500% due 06/15/2043 - 09/20/2051	77,903	68,231
2.500% due 03/20/2051 (g)	47,542	41,976
2.625% due 02/20/2030 - 08/20/2045 •	298	292
2.704% due 11/20/2036 •	12,720	12,326
2.724% due 06/20/2036 ~	8,871	8,567
2.875% due 06/20/2038 •	40	40
3.000% due 11/20/2026 - 02/20/2053	123,262	110,826
3.000% due 01/20/2029 - 09/20/2051 (a)	7,246	973
3.150% due 11/20/2042 - 12/20/2042	420	387
3.250% due 05/15/2042	647	617
3.500% due 11/20/2034 - 02/20/2053	186,864	176,635
3.500% due 08/20/2042 - 09/20/2046 (a)	910	120
3.500% due 11/20/2045 - 07/20/2051 (g)	25,730	23,971
3.750% due 06/20/2045 - 12/20/2045	2,903	2,801
4.000% due 04/15/2025 - 07/20/2051	30,360	29,454
4.000% due 10/20/2043 (a)	59	7
4.050% due 04/15/2040 - 11/15/2040	920	896
4.234% due 01/20/2031 ~	801	792

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/15/2030 - 08/20/2062	$52,316	$51,893
4.790% due 02/20/2040	109	109
4.875% due 08/15/2039 - 10/15/2040	247	249
4.981% due 09/20/2062 ~	3	3
5.000% due 12/20/2032 - 10/20/2062	14,124	14,199
5.246% due 08/20/2061 •	7	7
5.250% due 05/15/2033 - 10/15/2033	191	195
5.266% due 10/20/2065 •	4	4
5.270% due 06/15/2034	54	56
5.366% due 06/20/2066 •	558	556
5.380% due 08/15/2034	58	60
5.393% due 05/20/2061 •	865	864
5.400% due 03/20/2073 •	20,000	20,134
5.410% due 03/20/2073 «•	8,252	8,273
5.475% due 06/15/2035	125	129
5.500% due 05/15/2023 - 05/20/2049	6,160	6,278
5.520% due 06/15/2034 - 02/15/2035	139	142
5.530% due 05/15/2035	93	95
5.530% due 03/20/2058 •	1,504	1,504
5.570% due 03/15/2035	71	72
5.616% due 07/20/2070 - 08/20/2070 •	92,627	93,085
5.680% due 12/15/2034	132	136
5.720% due 12/15/2034	54	55
5.721% due 05/20/2061 •	1,016	1,016
5.750% due 09/15/2033	8	8
5.816% due 09/20/2070 - 01/20/2071 •	46,144	46,588
5.816% due 09/20/2070 ~	20,566	20,814
5.820% due 04/15/2034 - 12/15/2034	145	148
5.866% due 09/20/2063 •	471	473
5.870% due 10/15/2034	59	60
5.875% due 10/15/2033	120	122
5.930% due 10/15/2034	91	93
5.970% due 08/15/2034	55	56
6.000% due 06/20/2024 - 04/20/2048	5,800	6,095
6.020% due 01/15/2034	65	67
6.075% due 01/15/2034	133	136
6.118% due 04/20/2061 •	1,412	1,423
6.250% due 01/15/2029 - 03/15/2029	24	25
6.475% due 12/20/2070 •	8,652	8,894
6.500% due 09/15/2023 - 03/20/2053	5,792	5,913
6.700% due 07/20/2026	10	10
7.000% due 05/15/2023 - 12/20/2062	12,237	12,683
7.250% due 12/15/2025 - 11/15/2027	3	2
7.500% due 04/15/2023 - 10/15/2035	201	202
7.750% due 09/15/2026 - 10/15/2026	1	1
8.000% due 08/20/2023 - 07/15/2031	171	173

Ginnie Mae, TBA
2.000% due 04/01/2053 - 05/01/2053	202,500	172,154
2.500% due 04/01/2053 - 05/01/2053	74,700	65,801
3.000% due 04/01/2053 - 05/01/2053	249,750	227,580
3.500% due 04/01/2053 - 05/01/2053	99,550	93,356
4.000% due 04/01/2053 - 05/01/2053	86,350	83,129
4.500% due 04/01/2053 - 05/01/2053	67,820	66,807
5.000% due 04/01/2053 - 05/01/2053	24,000	24,123
5.500% due 05/01/2053	20,000	20,211

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	71

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
1.500% due 12/01/2050 - 06/01/2051	$480	$378
2.000% due 07/01/2028 - 04/01/2036	6,220	5,657
2.500% due 01/01/2028 - 04/01/2052	48,478	42,309
3.000% due 04/01/2031 - 12/01/2050	108,658	99,127
3.500% due 05/01/2024 - 03/01/2052	62,983	59,732
3.500% due 08/01/2043 (g)	27,543	26,245
4.000% due 05/01/2033 - 06/01/2049	37,841	36,972
4.500% due 01/01/2026 - 01/01/2049	8,100	8,099
5.000% due 04/01/2027 - 03/01/2049	162	164
5.500% due 11/01/2039	99	103
6.000% due 07/01/2036 - 11/01/2040	872	909

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2053	65,000	53,793
2.500% due 04/01/2053	36,750	31,678
3.500% due 04/01/2038 - 04/01/2053	75,800	70,749
4.000% due 05/01/2053	40,157	38,429
4.500% due 04/01/2038	14,500	14,457
5.000% due 04/01/2038 - 05/01/2053	89,300	89,160
5.500% due 04/01/2053 - 05/01/2053	107,400	108,465
6.000% due 05/01/2053	22,000	22,443
6.500% due 04/01/2053	31,900	32,894

Total U.S. Government Agencies (Cost $2,473,612)		2,389,584

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%

Bear Stearns Structured Products, Inc. Trust
3.947% due 01/26/2036 ^~	859	669

Credit Suisse First Boston Mortgage Securities Corp.
5.044% due 03/25/2032 ~	5	5

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	1,258	1,024
4.698% due 05/27/2053 ~	1,483	1,259

Fannie Mae
4.490% due 04/25/2033 «(c)	100	100
4.550% due 05/25/2028 «(c)	100	101

GCAT LLC
2.981% due 09/25/2025 þ	865	843

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
1.539% due 10/20/2050 •(a)	$2,415	$307
2.000% due 10/20/2050 (a)	30,391	3,010
2.000% due 01/20/2051 (a)	22,276	2,305
2.500% due 01/20/2051 (a)	25,856	3,534
2.500% due 09/20/2051 (a)	9,042	1,261
3.500% due 01/20/2052	1,617	1,450

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	1,919	1,562
2.500% due 02/25/2052 ~	2,679	2,181

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	5,379	5,057

JP Morgan Mortgage Trust
3.000% due 05/25/2052 ~	7,425	6,305
5.517% due 12/25/2049 ~	994	939

La Hipotecaria El Salvadorian Mortgage Trust
2.750% due 09/08/2039 «•	5,057	4,841
3.358% due 01/15/2046 «	1,938	1,817
3.498% due 10/25/2041 «	1,412	1,371
3.508% due 11/24/2042 «•	2,883	2,728
4.250% due 09/29/2046 «	3,884	3,748

MFA Trust
1.381% due 04/25/2065 ~	3,602	3,267

Mortgage Equity Conversion Asset Trust
4.790% due 02/25/2042 •	3,842	3,706
4.880% due 05/25/2042 •	12,235	10,924

Structured Asset Mortgage Investments Trust
5.421% due 09/19/2032 •	6	6

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	2,478	2,182
2.710% due 01/25/2060 ~	2,019	1,886

UBS-Barclays Commercial Mortgage Trust
1.022% due 04/10/2046 ~(a)	3,741	0

Total Non-Agency Mortgage-Backed Securities (Cost $74,094)		68,388

ASSET-BACKED SECURITIES 1.3%

Atlas Senior Loan Fund Ltd.
5.707% due 11/17/2027 •	735	733

Centex Home Equity Loan Trust
5.145% due 01/25/2032 •	7	7

Home Equity Asset Trust
5.445% due 11/25/2032 •	3	2

Marathon CLO Ltd.
5.942% due 04/15/2029 •	1,976	1,971

Marble Point CLO Ltd.
5.832% due 10/15/2030 •	5,577	5,510

MKS CLO Ltd.
5.808% due 07/20/2030 •	2,312	2,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tralee CLO Ltd.
6.128% due 07/20/2029 •	$1,884	$1,873

Venture CLO Ltd.
5.708% due 10/20/2028 •	2,752	2,717

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •	1,565	1,550

Total Asset-Backed Securities (Cost $16,810)		16,644

SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (f) 0.7%
		8,378

U.S. TREASURY BILLS 0.9%
4.364% due 04/25/2023 - 05/25/2023 (d)(e)(i)(k)	10,687	10,638

Total Short-Term Instruments (Cost $19,019)		19,016

Total Investments in Securities (Cost $2,583,604)		2,493,711

	SHARES
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III	3,869,083	37,615

Total Short-Term Instruments (Cost $37,605)		37,615

Total Investments in Affiliates (Cost $37,605)		37,615

Total Investments 205.7% (Cost $2,621,209)		$2,531,326

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $41,079)		586

Other Assets and Liabilities, net (105.7)%		(1,301,227)

Net Assets 100.0%		$1,230,685

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

72	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$8,378	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(8,546)	$8,378	$8,379

Total Repurchase Agreements						$(8,546)	$8,378	$8,379

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
FAR	4.780%	03/13/2023	04/13/2023	$(25,123)	$(25,193)
SAL	4.890	03/13/2023	04/13/2023	(62,422)	(62,600)

Total Reverse Repurchase Agreements					$(87,793)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (52.1)%
Uniform Mortgage-Backed Security, TBA	1.500%	04/01/2038	$1,000	$(881)	$(879)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2038	24,400	(21,765)	(22,016)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2053	107,554	(88,498)	(89,011)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2038	1,625	(1,488)	(1,508)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2053	33,750	(28,976)	(29,092)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2053	42,750	(36,718)	(36,890)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2038	11,100	(10,392)	(10,523)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2053	197,350	(176,411)	(177,275)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2053	72,000	(66,825)	(66,907)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2053	190,750	(176,190)	(177,375)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2038	4,300	(4,147)	(4,232)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2052	16,400	(16,053)	(16,074)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2053	9,500	(9,546)	(9,597)

Total Short Sales (52.1)%				$(637,890)	$(641,379)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FAR	$0	$(25,193)	$0	$(25,193)	$26,245	$1,052
FICC	8,379	0	0	8,379	(8,546)	(167)
SAL	0	(62,600)	0	(62,600)	64,461	1,861

Total Borrowings and Other Financing Transactions	$8,379	$(87,793)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(87,793)	$0	$0	$(87,793)

Total Borrowings	$0	$(87,793)	$0	$0	$(87,793)

Payable for reverse repurchase agreements					$(87,793)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	73

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

(g)	Securities with an aggregate market value of $92,192 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(273,655) at a weighted average interest rate of 2.556%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract September Futures	12/2023	299	$71,308	$366	$0	$(4)
U.S. Treasury 10-Year Note June Futures	06/2023	1,882	216,283	5,665	647	0

				$6,031	$647	$(4)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	150	$(35,888)	$(180)	$0	$(7)
3-Month SOFR Active Contract March Futures	06/2024	149	(35,795)	(148)	0	(19)

				$(328)	$0	$(26)

Total Futures Contracts				$5,703	$647	$(30)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$	71,300	$3	$2,154	$2,157	$30	$0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		69,800	2,990	94	3,084	0	(39)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		59,525	860	(754)	106	0	(88)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2025		194,300	10,040	242	10,282	0	(328)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		23,700	2,217	(340)	1,877	0	(54)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		11,200	785	(30)	755	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		52,900	4,702	(340)	4,362	0	(185)
Receive	1-Day USD-SOFR Compounded-OIS	3.513	Annual	03/08/2030		8,700	65	(202)	(137)	0	(35)
Receive	1-Day USD-SOFR Compounded-OIS	3.635	Annual	03/08/2030		1,900	15	(59)	(44)	0	(8)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		67,400	717	9	726	0	(290)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		23,300	2,950	28	2,978	0	(107)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		113,400	13,519	(1,427)	12,092	0	(546)
Receive	1-Day USD-SOFR Compounded-OIS	3.453	Annual	03/08/2033		6,300	23	(157)	(134)	0	(33)
Receive	1-Day USD-SOFR Compounded-OIS	3.505	Annual	03/08/2033		11,200	132	(421)	(289)	0	(59)
Pay	1-Day USD-SOFR Compounded-OIS	3.510	Annual	03/08/2033		3,800	(44)	144	100	20	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		22,275	(448)	167	(281)	124	0

Total Swap Agreements							$38,526	$(892)	$37,634	$174	$(1,800)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$647	$174	$821	$0	$(30)	$(1,800)	$(1,830)

74	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

(i)

Securities with an aggregate market value of $1,612 and cash of $10,021 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	09/18/2023	53,400	$ 120	$25
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.883	04/06/2023	9,900	42	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.565	04/06/2023	5,300	17	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.810	04/06/2023	2,400	10	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.600	04/06/2023	8,500	39	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	01/24/2024	900	3	2

BPS	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550	04/06/2023	5,300	18	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/20/2023	2,800	57	53
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	12/20/2023	8,400	170	107

BRC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/20/2023	2,800	58	53
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	12/20/2023	8,400	170	107
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.210	03/08/2024	10,800	227	382
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	03/08/2024	10,800	227	126

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.380	04/06/2023	2,700	57	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.285	04/14/2023	2,700	64	2

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	01/31/2024	69,000	92	123
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.100	02/01/2024	67,000	152	213
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	04/06/2023	14,700	73	300
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.272	04/06/2023	14,900	153	28
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.332	04/06/2023	14,900	156	13
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.875	01/03/2024	400	11	10
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.625	01/03/2024	400	11	6
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.040	01/11/2024	12,000	115	81
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.040	01/11/2024	12,000	115	92

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	09/18/2023	51,400	113	24
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.100	02/01/2024	59,500	116	189

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	02/02/2024	119,500	95	210
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.713	04/06/2023	3,000	10	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.945	04/06/2023	2,800	13	1
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	04/06/2023	29,800	234	9
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.984	04/06/2023	14,900	117	5
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.546	05/04/2023	2,800	21	68
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	05/04/2023	14,400	110	358
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.770	12/21/2023	27,900	561	513
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	12/21/2023	27,900	561	371
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.363	04/06/2023	29,800	314	17
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.368	04/06/2023	14,900	160	8
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.433	02/27/2024	5,700	42	85
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.348	04/13/2023	2,700	54	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	04/20/2023	2,500	61	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.273	04/20/2023	2,500	55	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/21/2023	2,800	82	7

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.915	04/06/2023	6,300	26	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.593	04/06/2023	10,300	46	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.979	02/01/2024	1,000	1	1

							$ 4,949	$3,598

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	$99.285	04/06/2023	16,000	$22	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	99.367	04/06/2023	16,000	22	0

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	94.109	04/06/2023	22,000	127	5

					$171	$5

Total Purchased Options					$5,120	$3,603

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	75

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750%	09/18/2023	26,700	$(47)	$(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	26,700	(40)	(4)

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/06/2023	14,800	(56)	(88)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/14/2023	14,500	(62)	(94)

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.600	02/01/2024	67,000	(74)	(118)

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750	09/18/2023	25,700	(45)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	25,700	(37)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.600	02/01/2024	59,500	(55)	(104)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.739	04/06/2023	8,100	(22)	0

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/13/2023	14,500	(52)	(92)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/20/2023	28,000	(118)	(98)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/21/2023	15,500	(83)	(55)

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.495	04/06/2023	15,500	(122)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.743	04/06/2023	10,300	(28)	0

							$ (841)	$(672)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$94.563	04/06/2023	10,000	$(78)	$(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	3,200	(26)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	96.719	04/06/2023	2,000	(15)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.469	04/06/2023	9,200	(60)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	5,600	(25)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	9,200	(46)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	5,600	(21)	0

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	93.844	04/06/2023	12,000	(64)	(220)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	13,100	(59)	(47)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	30,900	(135)	(289)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	100.367	04/06/2023	16,000	(41)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	102.219	04/06/2023	15,000	(42)	(1)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	94.773	04/06/2023	19,000	(117)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	94.797	04/06/2023	5,000	(14)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.000	04/06/2023	5,600	(27)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	17,200	(137)	(54)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	96.016	04/06/2023	4,500	(17)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	96.797	04/06/2023	5,000	(11)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.313	04/06/2023	11,900	(78)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.313	04/06/2023	11,900	(60)	(4)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	94.766	04/06/2023	5,700	(31)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.094	04/06/2023	7,800	(37)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	16,200	(129)	(54)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.969	04/06/2023	2,000	(7)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 06/01/2053	94.797	06/06/2023	5,000	(52)	(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	16,800	(70)	(99)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	99.188	04/06/2023	17,500	(73)	(115)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	101.875	04/06/2023	16,000	(43)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2053	99.063	05/04/2023	17,500	(110)	(217)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2053	99.156	05/04/2023	3,500	(22)	(41)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	100.313	04/06/2023	16,000	(39)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	102.156	04/06/2023	9,500	(27)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	102.313	04/06/2023	8,000	(13)	(1)

					$(1,726)	$(1,336)

Total Written Options					$(2,567)	$(2,008)

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$27	$0	$27	$0	$(86)	$0	$(86)	$(59)	$153	$94
BPS	0	160	0	160	0	0	0	0	160	(250)	(90)
BRC	0	668	0	668	0	0	0	0	668	(720)	(52)
CBK	0	2	0	2	0	(182)	0	(182)	(180)	142	(38)
DUB	0	866	0	866	0	(118)	0	(118)	748	(920)	(172)
GLM	0	213	0	213	0	(115)	0	(115)	98	0	98
JPM	0	0	0	0	0	(565)	0	(565)	(565)	700	135
MSC	0	5	0	5	0	(112)	0	(112)	(107)	197	90
MYC	0	1,661	0	1,661	0	(245)	0	(245)	1,416	(1,530)	(114)
NGF	0	1	0	1	0	(1)	0	(1)	0	251	251
SAL	0	0	0	0	0	(584)	0	(584)	(584)	642	58

Total Over the Counter	$0	$3,603	$0	$3,603	$0	$(2,008)	$0	$(2,008)

(k)

Securities with an aggregate market value of $2,086 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$647	$647
Swap Agreements	0	0	0	0	174	174

	$0	$0	$0	$0	$821	$821

Over the counter
Purchased Options	$0	$0	$0	$0	$3,603	$3,603

	$0	$0	$0	$0	$4,424	$4,424

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30	$30
Swap Agreements	0	0	0	0	1,800	1,800

	$0	$0	$0	$0	$1,830	$1,830

Over the counter
Written Options	$0	$0	$0	$0	$2,008	$2,008

	$0	$0	$0	$0	$3,838	$3,838

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	77

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$951	$951
Swap Agreements	0	0	0	0	45,776	45,776

	$0	$0	$0	$0	$46,727	$46,727

Over the counter
Purchased Options	$0	$0	$0	$0	$2,794	$2,794
Written Options	0	0	0	0	7,767	7,767
Swap Agreements	0	0	0	0	523	523

	$0	$0	$0	$0	$11,084	$11,084

	$0	$0	$0	$0	$57,811	$57,811

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,722	$3,722
Swap Agreements	0	0	0	0	(17,068)	(17,068)

	$0	$0	$0	$0	$(13,346)	$(13,346)

Over the counter
Purchased Options	$0	$0	$0	$0	$(18,704)	$(18,704)
Written Options	0	0	0	0	13,077	13,077
Swap Agreements	0	0	0	0	(396)	(396)

	$0	$0	$0	$0	$(6,023)	$(6,023)

	$0	$0	$0	$0	$(19,369)	$(19,369)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$79	$0	$79
U.S. Government Agencies	0	2,376,213	13,371	2,389,584
Non-Agency Mortgage-Backed Securities	0	53,682	14,706	68,388
Asset-Backed Securities	0	16,644	0	16,644
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	8,378	0	8,378
U.S. Treasury Bills	0	10,638	0	10,638

	$0	$2,465,634	$28,077	$2,493,711

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$37,615	$0	$0	$37,615

Total Investments	$37,615	$2,465,634	$28,077	$2,531,326

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(641,379)	$0	$(641,379)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	821	0	821
Over the counter	0	3,603	0	3,603

	$0	$4,424	$0	$4,424

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,830)	0	(1,830)
Over the counter	0	(2,008)	0	(2,008)

	$0	$(3,838)	$0	$(3,838)

Total Financial Derivative Instruments	$0	$586	$0	$586

Totals	$37,615	$1,824,841	$28,077	$1,890,533

78	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(1)
Investments in Securities, at Value
U.S. Government Agencies	$1,791	$13,292	$(922)	$0	$14	$(13)	$0	$(791)	$13,371	$95
Non-Agency Mortgage-Backed Securities	17,829	201	(2,685)	1	20	(660)	0	0	14,706	(659)

Totals	$19,620	$13,493	$(3,607)	$1	$34	$(673)	$0	$(791)	$28,077	$(564)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
U.S. Government Agencies	$13,371	Proxy Pricing	Base Price	98.906 - 101.313	100.197
Non-Agency Mortgage-Backed Securities	14,505	Discounted Cash Flow	Discount Rate	4.978 - 5.766	5.343
	201	Proxy Pricing	Base Price	100.688 - 100.922	100.805

Total	$28,077

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	79

Schedule of Investments	PIMCO Long Duration Total Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Caesars Entertainment Corp.
8.157% due 02/06/2030		$1,000	$997

Rand Parent LLC
9.127% due 03/17/2030		3,000	2,833

Scientific Games Holdings LP
8.103% due 04/04/2029		2,189	2,162

Total Loan Participations and Assignments (Cost $6,061)			5,992

CORPORATE BONDS & NOTES 36.7%

BANKING & FINANCE 11.8%

Accident Fund Insurance Co. of America
8.500% due 08/01/2032		2,000	2,101

AerCap Ireland Capital DAC
3.300% due 01/30/2032		1,000	829
3.875% due 01/23/2028		2,000	1,847
4.450% due 04/03/2026		600	577

AIB Group PLC
4.263% due 04/10/2025 •		6,200	6,070

Aircastle Ltd.
2.850% due 01/26/2028		3,200	2,756
4.250% due 06/15/2026		800	760

Alexandria Real Estate Equities, Inc.
3.550% due 03/15/2052		1,780	1,244
4.750% due 04/15/2035		600	563
5.150% due 04/15/2053		1,400	1,285

American Assets Trust LP
3.375% due 02/01/2031		6,500	5,228

American Financial Group, Inc.
4.500% due 06/15/2047		7,400	6,247

American Homes 4 Rent LP
4.250% due 02/15/2028		600	564

American Tower Corp.
1.875% due 10/15/2030		1,740	1,381
2.100% due 06/15/2030		1,550	1,267
2.900% due 01/15/2030		300	261
2.950% due 01/15/2051		2,800	1,796

Antares Holdings LP
2.750% due 01/15/2027		1,800	1,468
3.750% due 07/15/2027		3,900	3,301

Arch Capital Group Ltd.
3.635% due 06/30/2050		4,900	3,669

Ares Finance Co. LLC
3.650% due 02/01/2052		3,100	2,048

Asian Development Bank
5.820% due 06/16/2028		500	545

Aviation Capital Group LLC
4.125% due 08/01/2025		1,200	1,143

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		500	470
3.950% due 07/01/2024		400	389
4.250% due 04/15/2026		2,600	2,447

Banco BTG Pactual SA
4.500% due 01/10/2025		3,800	3,670

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,000	250

Banco Santander SA
4.175% due 03/24/2028 •		$400	376

Bank Leumi Le-Israel BM
7.129% due 07/18/2033 •(g)		1,000	973

Bank of America Corp.
2.651% due 03/11/2032 •		2,470	2,064
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		2,400	2,406

Barclays PLC
2.894% due 11/24/2032 •		4,700	3,772
4.972% due 05/16/2029 •		700	676
7.125% due 06/15/2025 •(f)(g)	GBP	200	216

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blackstone Holdings Finance Co. LLC
2.000% due 01/30/2032		$2,300	$1,750
2.850% due 08/05/2051		2,800	1,614

Blackstone Secured Lending Fund
2.850% due 09/30/2028		230	189

Blue Owl Finance LLC
3.125% due 06/10/2031		7,200	5,378
4.125% due 10/07/2051		4,810	3,020
4.375% due 02/15/2032		200	159

BNP Paribas SA
3.132% due 01/20/2033 •		2,500	2,091

Brookfield Finance LLC
3.450% due 04/15/2050		50	34

Brookfield Finance UK PLC
2.340% due 01/30/2032		5,190	4,134

Brookfield Finance, Inc.
3.500% due 03/30/2051		6,100	4,072
3.625% due 02/15/2052		800	545
4.700% due 09/20/2047		5,600	4,845

Carlyle Finance LLC
5.650% due 09/15/2048		6,000	5,642

CI Financial Corp.
3.200% due 12/17/2030		10	8
4.100% due 06/15/2051		7,500	4,551

Community Preservation Corp.
2.867% due 02/01/2030		1,980	1,677

Corporate Office Properties LP
2.000% due 01/15/2029		800	623
2.750% due 04/15/2031		700	519
2.900% due 12/01/2033		400	279

Credit Suisse AG
7.500% due 02/15/2028		3,200	3,400

Credit Suisse Group AG
1.305% due 02/02/2027 •		3,700	3,134
2.593% due 09/11/2025 •		2,400	2,229
3.091% due 05/14/2032 •		7,500	6,049

Crown Castle, Inc.
2.900% due 03/15/2027		1,900	1,765

CTR Partnership LP
3.875% due 06/30/2028		100	86

CubeSmart LP
2.500% due 02/15/2032		200	161

Danske Bank AS
4.375% due 06/12/2028		7,400	6,987

Deutsche Bank AG
1.750% due 11/19/2030 •	EUR	100	85
2.129% due 11/24/2026 •(h)		$400	345

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		5,000	4,223

EPR Properties
3.750% due 08/15/2029		600	461

Equinix, Inc.
3.400% due 02/15/2052		1,900	1,336

Equitable Financial Life Global Funding
5.500% due 12/02/2025		1,500	1,510

Equitable Holdings, Inc.
5.000% due 04/20/2048		5,000	4,303
5.594% due 01/11/2033		1,500	1,476

Extra Space Storage LP
2.350% due 03/15/2032		400	315

Farmers Insurance Exchange
4.747% due 11/01/2057 •		3,300	2,589

FMR LLC
5.150% due 02/01/2043		11,300	10,354

FS KKR Capital Corp.
1.650% due 10/12/2024		2,400	2,209
3.125% due 10/12/2028		1,800	1,475
3.250% due 07/15/2027		2,200	1,866

GA Global Funding Trust
1.950% due 09/15/2028		1,400	1,196
2.250% due 01/06/2027		1,600	1,397
2.900% due 01/06/2032		1,600	1,278

Global Atlantic Fin Co.
3.125% due 06/15/2031		1,500	1,183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLP Capital LP
5.300% due 01/15/2029		$2,100	$2,006

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •		6,000	5,002
2.650% due 10/21/2032 •		8,400	6,946

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		7,400	6,422

Highwoods Realty LP
2.600% due 02/01/2031		700	471

HSBC Holdings PLC
1.589% due 05/24/2027 •		2,300	2,030
1.750% due 07/24/2027 •	GBP	5,600	6,054
2.871% due 11/22/2032 •		$4,400	3,572
4.583% due 06/19/2029 •		700	665
6.332% due 03/09/2044 •		1,300	1,376
7.390% due 11/03/2028 •		2,200	2,343

Indian Railway Finance Corp. Ltd.
3.570% due 01/21/2032		2,200	1,908

Intercontinental Exchange, Inc.
3.000% due 09/15/2060		4,000	2,638

Intesa Sanpaolo SpA
8.248% due 11/21/2033 •		4,800	5,094

Israel Discount Bank
5.375% due 01/26/2028		3,200	3,155

JAB Holdings BV
3.750% due 05/28/2051		2,200	1,519

Jane Street Group
4.500% due 11/15/2029		4,400	3,944

JPMorgan Chase & Co.
3.540% due 05/01/2028 •		8,500	8,045

KKR Group Finance Co. LLC
3.250% due 12/15/2051		2,500	1,581

Lazard Group LLC
4.375% due 03/11/2029		1,800	1,718

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(c)		1,200	4

Lloyds Banking Group PLC
4.375% due 03/22/2028		700	665
4.550% due 08/16/2028		200	190

Mitsubishi UFJ Financial Group, Inc.
2.494% due 10/13/2032 •		5,500	4,445
2.559% due 02/25/2030		2,200	1,875
2.852% due 01/19/2033 •		800	661

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		4,300	3,483

Morgan Stanley
0.000% due 04/02/2032 þ(h)		3,700	2,301
6.342% due 10/18/2033 •		1,130	1,235

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		800	752

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	2,200	2,030

Nasdaq, Inc.
3.950% due 03/07/2052		$120	93

National Health Investors, Inc.
3.000% due 02/01/2031		460	348

National Securities Clearing Corp.
5.100% due 11/21/2027		4,600	4,629

Nationstar Mortgage Holdings, Inc.
5.750% due 11/15/2031		5,700	4,428

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		4,000	3,047

NatWest Group PLC
4.892% due 05/18/2029 •		7,300	7,016

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		8,100	7,016
2.000% due 03/09/2026		450	399
2.450% due 09/15/2028		170	138

Nomura Holdings, Inc.
1.653% due 07/14/2026		3,400	2,974
2.172% due 07/14/2028		2,800	2,339
2.608% due 07/14/2031		1,200	943
2.710% due 01/22/2029		1,000	850
2.999% due 01/22/2032		1,700	1,366
3.103% due 01/16/2030		1,200	1,017

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033	$2,000	$1,465

OneMain Finance Corp.
3.500% due 01/15/2027	1,990	1,672

Owl Rock Capital Corp.
2.875% due 06/11/2028	3,800	3,085

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	7,260	6,788

Perusahaan Penerbit SBSN Indonesia
4.400% due 06/06/2027	3,200	3,186

Popular, Inc.
7.250% due 03/13/2028	2,400	2,377

Protective Life Corp.
4.300% due 09/30/2028	3,800	3,654

Santander U.K. Group Holdings PLC
2.469% due 01/11/2028 •	2,600	2,290
2.896% due 03/15/2032 •	200	162
6.534% due 01/10/2029 •	900	916
6.833% due 11/21/2026 •	6,000	6,083

Societe Generale SA
6.446% due 01/10/2029 •	2,100	2,108
6.691% due 01/10/2034 •	2,900	2,969

Starwood Property Trust, Inc.
4.375% due 01/15/2027	1,000	828

STORE Capital Corp.
2.700% due 12/01/2031	800	578

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027	300	279

Synchrony Financial
2.875% due 10/28/2031	430	305

Temasek Financial Ltd.
2.375% due 08/02/2041	1,400	1,059

Trust Fibra Uno
4.869% due 01/15/2030	600	509

UBS Group AG
1.494% due 08/10/2027 •	6,600	5,690
4.703% due 08/05/2027 •	2,200	2,108
4.751% due 05/12/2028 •	800	768

UniCredit SpA
2.569% due 09/22/2026 •	1,500	1,359
3.127% due 06/03/2032 •	5,700	4,480

VICI Properties LP
3.875% due 02/15/2029	2,900	2,581

Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,090

Wells Fargo & Co.
3.196% due 06/17/2027 •	7,800	7,340

Welltower, Inc.
5.125% due 03/15/2043	10,600	9,341

WP Carey, Inc.
2.450% due 02/01/2032	1,000	800

		365,804

INDUSTRIALS 16.4%

Adani Transmission Step-One Ltd.
4.250% due 05/21/2036	1,183	826

AEP Transmission Co. LLC
2.750% due 08/15/2051	700	467
3.650% due 04/01/2050	50	40

Air Canada Pass-Through Trust
3.300% due 07/15/2031	616	544
3.750% due 06/15/2029	275	256

Aker BP ASA
3.100% due 07/15/2031	1,600	1,354

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	1,849	1,798

Alibaba Group Holding Ltd.
3.250% due 02/09/2061	4,800	3,022

American Airlines Pass-Through Trust
2.875% due 01/11/2036	97	80
3.000% due 04/15/2030	3,611	3,200
3.250% due 04/15/2030	2,453	2,127
3.700% due 04/01/2028	1,439	1,320

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amgen, Inc.
4.400% due 05/01/2045	$6,500	$5,744
4.400% due 02/22/2062	1,100	930
4.663% due 06/15/2051	3,779	3,437
5.600% due 03/02/2043	6,400	6,599
5.650% due 03/02/2053	2,800	2,917

ArcelorMittal SA
6.550% due 11/29/2027	5,080	5,288
6.800% due 11/29/2032	2,300	2,415

Ashtead Capital, Inc.
4.000% due 05/01/2028	1,200	1,116

Axalta Coating Systems LLC
3.375% due 02/15/2029	500	429

Baptist Health South Florida Obligated Group
3.115% due 11/15/2071	3,300	2,039

Bayer U.S. Finance LLC
4.700% due 07/15/2064	600	493

Berry Global, Inc.
1.570% due 01/15/2026	1,200	1,090
5.500% due 04/15/2028	2,200	2,194

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051	1,490	998

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,800	2,439

Boeing Co.
3.250% due 02/01/2035	200	164
3.600% due 05/01/2034	440	378

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	280	199

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028	1,080	987

Boston Scientific Corp.
7.375% due 01/15/2040	12,750	15,621

Bristol-Myers Squibb Co.
3.900% due 03/15/2062	700	582

British Airways Pass-Through Trust
3.300% due 06/15/2034	175	152
3.350% due 12/15/2030	70	60
4.250% due 05/15/2034	317	297

Broadcom, Inc.
2.600% due 02/15/2033	1,300	1,020
3.187% due 11/15/2036	4,270	3,239
3.419% due 04/15/2033	2,800	2,345
3.469% due 04/15/2034	6,550	5,384
3.500% due 02/15/2041	300	227
4.000% due 04/15/2029	1,200	1,124
4.150% due 04/15/2032	2,000	1,823

Cablevision Lightpath LLC
3.875% due 09/15/2027	2,000	1,612

Cameron LNG LLC
2.902% due 07/15/2031	900	801
3.402% due 01/15/2038	2,000	1,727
3.701% due 01/15/2039	1,400	1,176

Canadian Pacific Railway Co.
3.100% due 12/02/2051	270	194

CDW LLC
2.670% due 12/01/2026	3,200	2,882
3.276% due 12/01/2028	500	441
3.569% due 12/01/2031	2,900	2,497

Cellnex Finance Co. SA
3.875% due 07/07/2041	700	515

CGI, Inc.
2.300% due 09/14/2031	1,600	1,268

Charter Communications Operating LLC
2.300% due 02/01/2032	860	656
3.500% due 06/01/2041	4,000	2,748
3.850% due 04/01/2061	4,120	2,574
3.900% due 06/01/2052	1,770	1,172
3.950% due 06/30/2062	4,500	2,857
4.200% due 03/15/2028	2,200	2,083
4.400% due 12/01/2061	4,000	2,737
4.800% due 03/01/2050	3,400	2,595
5.125% due 07/01/2049	10,900	8,639
5.250% due 04/01/2053	5,300	4,301
5.375% due 04/01/2038	600	524

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 05/01/2047	$2,200	$1,817
5.500% due 04/01/2063	2,100	1,707
5.750% due 04/01/2048	1,100	950

Children’s Hospital
2.928% due 07/15/2050	3,900	2,593

City of Hope
4.378% due 08/15/2048	1,010	878

Claremont Mckenna College
3.775% due 01/01/2122	4,100	2,855

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,352

CommonSpirit Health
6.073% due 11/01/2027	1,300	1,336

Constellation Brands, Inc.
4.100% due 02/15/2048	7,000	5,793

Continental Resources, Inc.
5.750% due 01/15/2031	700	673

Continental Wind LLC
6.000% due 02/28/2033	1,230	1,261

Corning, Inc.
5.450% due 11/15/2079	600	554

CSN Resources SA
4.625% due 06/10/2031	4,800	3,700

CVS Pass-Through Trust
7.507% due 01/10/2032	12,581	13,563

DAE Funding LLC
1.550% due 08/01/2024	200	188
1.625% due 02/15/2024	1,200	1,148
2.625% due 03/20/2025	2,400	2,260
3.375% due 03/20/2028	2,700	2,438

Daimler Trucks Finance North America LLC
2.500% due 12/14/2031	900	744

Dell International LLC
3.375% due 12/15/2041	1,340	939

Discovery Communications LLC
5.200% due 09/20/2047	2,400	1,991
5.300% due 05/15/2049	100	84

Elevance Health, Inc.
4.750% due 02/15/2033	4,550	4,576
5.500% due 10/15/2032	950	1,000

Enbridge, Inc.
5.700% due 03/08/2033	2,150	2,238

Energy Transfer LP
5.300% due 04/15/2047	7,400	6,498
6.050% due 06/01/2041	3,200	3,237
6.250% due 04/15/2049	100	99
6.625% due 10/15/2036	5,200	5,487
7.500% due 07/01/2038	4,135	4,653

Entergy Louisiana LLC
1.600% due 12/15/2030	600	475
2.900% due 03/15/2051	2,100	1,434

Enterprise Products Operating LLC
4.450% due 02/15/2043	1,000	891
6.450% due 09/01/2040	200	220
6.875% due 03/01/2033	5,540	6,328

FactSet Research Systems, Inc.
3.450% due 03/01/2032	2,100	1,834

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	5,000	4,113
4.317% due 12/30/2039	1,750	1,334

Fresenius Medical Care U.S. Finance, Inc.
3.000% due 12/01/2031 (j)	3,700	2,865

General Mills, Inc.
4.950% due 03/29/2033	1,250	1,270

Global Payments, Inc.
2.900% due 11/15/2031	4,200	3,443

Graphic Packaging International LLC
3.750% due 02/01/2030	1,000	869

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038	1,600	1,648
6.510% due 02/23/2042	600	633

Hackensack Meridian Health, Inc.
2.875% due 09/01/2050	1,120	764
4.500% due 07/01/2057	1,340	1,234

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	81

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA, Inc.
3.625% due 03/15/2032	$4,000	$3,530
4.625% due 03/15/2052	1,000	832
5.125% due 06/15/2039	2,900	2,713
5.250% due 06/15/2049	600	542
5.500% due 06/15/2047	450	423

Helmerich & Payne, Inc.
2.900% due 09/29/2031	3,900	3,240

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031	270	231

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052	600	498

Humana, Inc.
3.950% due 08/15/2049	600	492
5.750% due 03/01/2028	2,480	2,577
5.875% due 03/01/2033	3,100	3,339

Hyundai Capital America
1.650% due 09/17/2026	4,000	3,543
2.100% due 09/15/2028	1,660	1,404

Imperial Brands Finance PLC
3.500% due 07/26/2026	2,200	2,064

Johns Hopkins University
2.813% due 01/01/2060	1,000	662

JT International Financial Services BV
6.875% due 10/24/2032	1,600	1,768

Kaiser Aluminum Corp.
4.500% due 06/01/2031	2,200	1,809

Kansas City Southern
4.200% due 11/15/2069	1,900	1,535

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	400	420

KLA Corp.
3.300% due 03/01/2050	1,200	919

Kraft Heinz Foods Co.
6.500% due 02/09/2040	310	341
7.125% due 08/01/2039	4,250	4,865

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,900	1,807
3.500% due 08/18/2026	800	747
3.900% due 08/08/2029	1,600	1,446

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	1,000	896

Leidos, Inc.
2.300% due 02/15/2031	700	568

Level 3 Financing, Inc.
3.400% due 03/01/2027	1,910	1,512
3.875% due 11/15/2029	260	188

Marvell Technology, Inc.
2.450% due 04/15/2028	200	175
2.950% due 04/15/2031	30	25

Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	2,535

McDonald’s Corp.
3.625% due 09/01/2049	150	120

Melco Resorts Finance Ltd.
5.375% due 12/04/2029	800	656

Mercedes-Benz Finance North America LLC
4.800% due 03/30/2028	2,200	2,208

Merck & Co., Inc.
2.900% due 12/10/2061	580	398

MGM China Holdings Ltd.
5.875% due 05/15/2026	1,100	1,037

Micron Technology, Inc.
3.366% due 11/01/2041	300	213

Moody’s Corp.
5.250% due 07/15/2044	8,000	7,880

Motorola Solutions, Inc.
2.300% due 11/15/2030	40	33

Mount Nittany Medical Center Obligated Group
3.799% due 11/15/2052	4,800	3,770

MPLX LP
4.700% due 04/15/2048	1,500	1,262
4.900% due 04/15/2058	75	63

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 03/14/2052	$1,400	$1,219
5.000% due 03/01/2033	250	245
5.500% due 02/15/2049	1,060	988

National Fuel Gas Co.
2.950% due 03/01/2031	2,800	2,253

New York & Presbyterian Hospital
2.256% due 08/01/2040	3,000	2,065
4.763% due 08/01/2116	3,500	3,108

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050	20	16

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	4,230	3,993

Norfolk Southern Corp.
3.155% due 05/15/2055	4,495	3,085

Northern Natural Gas Co.
4.300% due 01/15/2049	6,100	5,105

Northern Star Resources Ltd.
6.125% due 04/11/2033 (b)	3,600	3,575

Northrop Grumman Corp.
4.700% due 03/15/2033	1,800	1,820
4.950% due 03/15/2053	700	699

Northwell Healthcare, Inc.
4.260% due 11/01/2047	1,800	1,538

Novant Health, Inc.
3.168% due 11/01/2051	2,000	1,448

OCI NV
6.700% due 03/16/2033	1,100	1,098

Oracle Corp.
2.875% due 03/25/2031 (h)	6,430	5,505
3.600% due 04/01/2040	100	78
3.600% due 04/01/2050	1,120	796
3.650% due 03/25/2041 (h)	1,900	1,468
3.800% due 11/15/2037	2,800	2,328
3.850% due 04/01/2060	7,000	4,893
3.950% due 03/25/2051 (h)	5,100	3,845
4.000% due 11/15/2047	1,100	841
4.100% due 03/25/2061 (h)	3,800	2,801
4.500% due 07/08/2044	900	753

PeaceHealth Obligated Group
3.218% due 11/15/2050	1,260	896

Petroleos Mexicanos
6.700% due 02/16/2032	900	717
10.000% due 02/07/2033	5,000	4,796

Philip Morris International, Inc.
5.125% due 11/17/2027	1,200	1,229
5.125% due 02/15/2030	800	811
5.375% due 02/15/2033	700	716
5.750% due 11/17/2032	1,200	1,260

Piedmont Healthcare, Inc.
2.719% due 01/01/2042	500	347
2.864% due 01/01/2052	500	325

Pioneer Natural Resources Co.
5.100% due 03/29/2026	1,400	1,407

Prosus NV
3.257% due 01/19/2027	600	546
4.193% due 01/19/2032	3,000	2,552
4.987% due 01/19/2052	1,100	823

Quanta Services, Inc.
2.350% due 01/15/2032	600	477
3.050% due 10/01/2041	400	280

Raytheon Tech Corp.
5.150% due 02/27/2033	5,100	5,311

Renesas Electronics Corp.
2.170% due 11/25/2026	4,900	4,348

Rockies Express Pipeline LLC
4.800% due 05/15/2030	3,960	3,480
6.875% due 04/15/2040	4,700	3,929

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,307
5.000% due 03/15/2027	2,700	2,692

Sands China Ltd.
2.800% due 03/08/2027	2,100	1,803
3.350% due 03/08/2029	1,200	998
3.750% due 08/08/2031	1,300	1,045
4.300% due 01/08/2026	600	564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 06/18/2030	$600	$532
5.625% due 08/08/2025	4,700	4,585
5.900% due 08/08/2028	1,500	1,425

Sealed Air Corp.
1.573% due 10/15/2026	1,921	1,682

Skyworks Solutions, Inc.
3.000% due 06/01/2031	600	500

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	1,300	1,239
4.600% due 06/15/2028	3,500	2,970

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	363	303

Studio City Finance Ltd.
5.000% due 01/15/2029	400	308

Sysco Corp.
3.150% due 12/14/2051	320	224

T-Mobile USA, Inc.
2.700% due 03/15/2032	1,500	1,264
3.300% due 02/15/2051	1,900	1,353
3.400% due 10/15/2052	3,500	2,523
3.600% due 11/15/2060	5,401	3,858
5.200% due 01/15/2033	2,100	2,143

Targa Resources Corp.
6.125% due 03/15/2033	2,100	2,176
6.500% due 02/15/2053	3,400	3,487

TD SYNNEX Corp.
1.750% due 08/09/2026	4,200	3,682
2.375% due 08/09/2028	3,400	2,822
2.650% due 08/09/2031	2,340	1,859

Telefonica Emisiones SA
5.213% due 03/08/2047	3,200	2,803

Tempur Sealy International, Inc.
3.875% due 10/15/2031	460	385

Tencent Holdings Ltd.
3.940% due 04/22/2061	1,200	854

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,660	3,174
7.625% due 04/01/2037	4,720	5,361
8.375% due 06/15/2032	3,600	4,217

Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	3,729

Time Warner Cable LLC
5.875% due 11/15/2040	500	454
6.750% due 06/15/2039	1,300	1,282
7.300% due 07/01/2038	1,225	1,272

Topaz Solar Farms LLC
4.875% due 09/30/2039	3,866	3,191

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048	2,000	1,760

Travel & Leisure Co.
4.625% due 03/01/2030	800	687

Trimble, Inc.
6.100% due 03/15/2033	2,300	2,324

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	2,796	2,617
4.625% due 12/03/2026	2,625	2,483
5.900% due 04/01/2026	1,584	1,574

United Airlines Pass-Through Trust
2.700% due 11/01/2033	531	448
2.875% due 04/07/2030	515	460
3.100% due 04/07/2030	441	383
3.450% due 01/07/2030	284	247
4.300% due 02/15/2027	8,384	8,054
4.550% due 08/25/2031	1,953	1,729
5.875% due 04/15/2029	3,942	3,935

UnitedHealth Group, Inc.
5.050% due 04/15/2053	4,600	4,656
5.200% due 04/15/2063	5,000	5,069

Valley Children’s Hospital
4.399% due 03/15/2048	2,000	1,717

VeriSign, Inc.
2.700% due 06/15/2031	1,700	1,442

VMware, Inc.
1.800% due 08/15/2028	600	507
2.200% due 08/15/2031	350	277

82	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Warnermedia Holdings, Inc.
5.050% due 03/15/2042	$4,300	$3,601
5.391% due 03/15/2062	510	413

Williams Cos., Inc.
3.500% due 10/15/2051	450	320

		511,598

UTILITIES 8.5%

AEP Texas, Inc.
4.150% due 05/01/2049	1,100	912
6.650% due 02/15/2033	1,800	1,973

Alabama Power Co.
4.300% due 01/02/2046	700	612
4.300% due 07/15/2048	2,000	1,738

Alliant Energy Finance LLC
1.400% due 03/15/2026	1,000	887
3.600% due 03/01/2032	1,700	1,505

American Transmission Systems, Inc.
5.000% due 09/01/2044	200	190

American Water Capital Corp.
3.750% due 09/01/2047	1,600	1,293

Arizona Public Service Co.
2.650% due 09/15/2050	20	13

AT&T, Inc.
3.500% due 09/15/2053	1,883	1,370
3.550% due 09/15/2055	493	355
3.650% due 09/15/2059	6,731	4,818

Atmos Energy Corp.
2.850% due 02/15/2052	4,900	3,336

Bell Telephone Co. of Canada
4.300% due 07/29/2049	2,100	1,806

BG Energy Capital PLC
5.125% due 10/15/2041	4,300	4,194

Black Hills Corp.
5.950% due 03/15/2028	650	674

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	3,500	3,408

Commonwealth Edison Co.
3.850% due 03/15/2052	100	82

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	700	462
4.300% due 12/01/2056	100	84
4.500% due 05/15/2058	2,500	2,167

Constellation Energy Generation LLC
5.800% due 03/01/2033	7,800	8,051

DTE Electric Co.
5.200% due 04/01/2033	1,400	1,446

Duke Energy Carolinas LLC
3.750% due 06/01/2045	270	220
4.000% due 09/30/2042	400	343

Duke Energy Florida LLC
3.000% due 12/15/2051	2,600	1,843
3.850% due 11/15/2042	4,600	3,885
6.350% due 09/15/2037	200	223

Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	110

Duke Energy Progress LLC
2.500% due 08/15/2050	3,990	2,509
5.250% due 03/15/2033	4,100	4,264

East Ohio Gas Co.
3.000% due 06/15/2050	1,600	1,074

Edison International
5.750% due 06/15/2027	330	337

Enel Finance International NV
7.500% due 10/14/2032	4,200	4,684

Entergy Arkansas LLC
2.650% due 06/15/2051	60	39
3.350% due 06/15/2052	270	200

Entergy Corp.
1.900% due 06/15/2028	900	784
2.400% due 06/15/2031	2,390	1,981

Entergy Texas, Inc.
1.750% due 03/15/2031	3,200	2,579

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Power & Light Co.
3.700% due 12/01/2047	$1,100	$914

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	7,100	4,579
3.500% due 07/14/2031	8,000	4,880

Georgia Power Co.
3.250% due 03/15/2051	5,300	3,801
3.700% due 01/30/2050	1,000	779
4.300% due 03/15/2042	3,752	3,315
5.125% due 05/15/2052	2,400	2,352

Greenko Power Ltd.
4.300% due 12/13/2028	392	339

Indiana Michigan Power Co.
3.250% due 05/01/2051	1,780	1,262
6.050% due 03/15/2037	800	870

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	2,400	2,096

Kentucky Utilities Co.
3.300% due 06/01/2050	70	51
5.450% due 04/15/2033	2,000	2,081

KeySpan Gas East Corp.
3.586% due 01/18/2052	2,430	1,763

Louisville Gas & Electric Co.
5.450% due 04/15/2033	2,000	2,080

MidAmerican Energy Co.
2.700% due 08/01/2052	5,500	3,735

National Grid USA
5.803% due 04/01/2035	120	123

New England Power Co.
3.800% due 12/05/2047	2,300	1,878

New York State Electric & Gas Corp.
1.950% due 10/01/2030	480	393
2.150% due 10/01/2031	2,000	1,606

NextEra Energy Capital Holdings, Inc.
5.050% due 02/28/2033	1,800	1,806
5.250% due 02/28/2053	1,600	1,580
6.051% due 03/01/2025	2,500	2,545

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	2,895
5.783% due 09/16/2052	2,400	2,499

Northern States Power Co.
3.600% due 09/15/2047	6,300	5,076

NRG Energy, Inc.
2.450% due 12/02/2027	1,010	865

Oglethorpe Power Corp.
3.750% due 08/01/2050	1,590	1,227
5.050% due 10/01/2048	7,000	6,398

Ohio Power Co.
2.900% due 10/01/2051	2,800	1,918
5.850% due 10/01/2035	100	104

ONEOK, Inc.
7.150% due 01/15/2051	100	107

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,100	1,703
3.000% due 06/15/2028	3,200	2,843
3.150% due 01/01/2026	2,000	1,868
3.250% due 06/01/2031	1,700	1,442
3.450% due 07/01/2025	1,000	954
3.500% due 08/01/2050	7,250	4,796
3.750% due 08/15/2042	2,790	1,985
3.950% due 12/01/2047	1,000	713
4.200% due 03/01/2029	2,000	1,831
4.250% due 03/15/2046	300	222
4.300% due 03/15/2045	500	377
4.400% due 03/01/2032	2,000	1,804
4.500% due 07/01/2040	6,100	5,017
4.550% due 07/01/2030	750	703
4.600% due 06/15/2043	900	710
4.750% due 02/15/2044	100	80
4.950% due 07/01/2050	370	306
5.250% due 03/01/2052	300	256
6.150% due 01/15/2033	1,200	1,233

PacifiCorp
4.125% due 01/15/2049	8,300	7,115
5.750% due 04/01/2037	60	64

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/15/2039	$2,040	$2,221
6.100% due 08/01/2036	60	65

PECO Energy Co.
2.850% due 09/15/2051	2,000	1,370

Pennsylvania Electric Co.
3.600% due 06/01/2029	3,300	3,084

Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,053

Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	4,810

San Diego Gas & Electric Co.
4.100% due 06/15/2049	2,970	2,522
4.150% due 05/15/2048	9,400	8,165

SES SA
3.600% due 04/04/2023	4,600	4,600
5.300% due 04/04/2043	3,800	2,846

Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,110

Southern California Edison Co.
2.250% due 06/01/2030	800	680
2.500% due 06/01/2031	4,700	3,991
2.750% due 02/01/2032	2,400	2,062
2.950% due 02/01/2051	3,000	2,026
3.450% due 02/01/2052	2,300	1,688
3.650% due 03/01/2028	200	189
3.650% due 02/01/2050	1,100	849
3.650% due 06/01/2051	2,020	1,549
3.900% due 12/01/2041	500	398
3.900% due 03/15/2043	3,600	2,936
4.650% due 10/01/2043	1,850	1,681
6.000% due 01/15/2034	3,600	3,883
6.650% due 04/01/2029	900	971

Southern California Gas Co.
3.950% due 02/15/2050	1,600	1,293
4.125% due 06/01/2048	5,300	4,443

Southwestern Electric Power Co.
3.250% due 11/01/2051	800	558
6.200% due 03/15/2040	2,200	2,319

System Energy Resources, Inc.
2.140% due 12/09/2025	1,200	1,107

Tucson Electric Power Co.
3.250% due 05/15/2032	6,500	5,761

Verizon Communications, Inc.
3.700% due 03/22/2061	5,590	4,177
3.875% due 03/01/2052	4,800	3,889

Virginia Electric & Power Co.
3.800% due 09/15/2047	500	400

Vodafone Group PLC
4.875% due 06/19/2049	4,140	3,744
5.625% due 02/10/2053	2,200	2,175
5.750% due 02/10/2063	800	793

Washington Gas Light Co.
3.650% due 09/15/2049	1,600	1,228

Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	3,046

		264,072

Total Corporate Bonds & Notes (Cost $1,325,052)		1,141,474

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.4%

Fresno County, California Revenue Bonds, (NPFGC Insured), Series 2004
0.000% due 08/15/2030 (d)	3,800	2,600
0.000% due 08/15/2032 (d)	100	61

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	300	251
3.000% due 06/01/2046	2,185	2,023
4.214% due 06/01/2050	2,600	2,042

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
3.037% due 06/01/2032	4,200	3,507

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	83

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	$900	$1,045

		11,529

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	7,704	8,464

ILLINOIS 0.4%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	107

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	4,400	3,857
3.007% due 01/01/2033	5,030	4,311

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2021
3.238% due 01/01/2042	1,800	1,436

Wheaton College, Illinois Revenue Bonds, Series 2004
6.090% due 10/01/2034	900	999

		10,710

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	2,563

MICHIGAN 0.2%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	3,500	2,775

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	4,800	4,349

		7,124

NEVADA 0.0%

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2034 (d)	700	396

NEW JERSEY 0.0%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.270% due 05/01/2043	1,500	1,217

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	880

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	800	1,032

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	4,558

		5,590

PENNSYLVANIA 0.1%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2021
2.991% due 06/01/2042	3,770	2,890

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.3%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	$5,450	$6,308

Dallas, Texas General Obligation Bonds, Series 2005
0.000% due 02/15/2033 (d)	2,900	1,779

		8,087

WISCONSIN 0.0%

Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 04/01/2036 (d)	1,000	511
0.000% due 04/01/2037 (d)	800	385

		896

Total Municipal Bonds & Notes (Cost $68,425)		60,346

U.S. GOVERNMENT AGENCIES 16.8%

Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (d)	40,012	30,250
2.241% due 01/25/2031 ~(a)	16,102	1,484
3.000% due 12/25/2046	1,395	1,021
3.502% due 06/01/2035 •	207	203
3.511% due 12/01/2034 •	110	109
3.540% due 04/01/2035 •	233	227
3.572% due 10/01/2035 •	89	87
3.775% due 09/01/2035 •	6	6
3.777% due 05/25/2035 ~	147	149
3.790% due 01/01/2029	4,200	4,069
3.971% due 08/01/2035 •	19	19
3.992% due 06/01/2043 •	40	38
4.030% due 11/01/2035 •	2	2
4.273% due 12/01/2033 •	11	11
4.395% due 11/01/2034 •	216	222
4.677% due 07/25/2037 •	5	5
4.747% due 03/25/2036 •	1	1
4.917% due 06/01/2035 •	322	320
5.000% due 08/25/2033	24	24
5.245% due 09/25/2032 •	3	3
5.495% due 08/25/2040 •	260	257
5.500% due 04/25/2033 - 09/25/2035	5,830	5,985
5.900% due 07/25/2042	5	5
6.000% due 07/25/2031 - 03/25/2036	975	1,070
6.080% due 09/01/2028	1,800	1,999

Federal Farm Credit Banks Funding Corp.
5.125% due 07/09/2029	500	532
5.750% due 12/07/2028	20	22

Freddie Mac
0.000% due 03/15/2031 (d)	11,600	8,401
2.572% due 04/01/2035 •	9	9
3.562% due 06/01/2035 •	8	8
3.875% due 10/01/2035 •	10	10
4.338% due 10/25/2044 - 02/25/2045 •	55	54
5.000% due 03/01/2038 - 12/01/2038	298	303
5.084% due 01/15/2033 •	1	1
5.184% due 09/15/2030 •	1	1
5.500% due 02/15/2024	4	4
6.000% due 06/15/2035 - 10/01/2037	521	571
6.500% due 10/25/2043	40	42

Ginnie Mae
2.875% due 05/20/2030 •	23	23
3.250% due 02/20/2049	2,512	2,234

Ginnie Mae, TBA
4.000% due 05/01/2053	51,600	49,705
4.500% due 04/01/2053	20,300	19,996

Resolution Funding Corp. STRIPS
0.000% due 01/15/2029 (a)	1,291	1,032
0.000% due 01/15/2030 - 04/15/2030 (d)	108,567	81,139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennessee Valley Authority STRIPS
3.875% due 03/15/2028	$14,500	$14,510

U.S. Small Business Administration
5.290% due 12/01/2027	86	86
5.510% due 11/01/2027	19	19

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2053	3,000	2,790
4.500% due 05/01/2053	62,100	60,865
5.000% due 04/01/2053 - 05/01/2053	30,400	30,321
5.500% due 05/01/2053	58,600	59,178
6.000% due 04/01/2053 - 05/01/2053	77,500	79,073
6.500% due 04/01/2053 - 05/01/2053	60,800	62,665

Total U.S. Government Agencies (Cost $519,948)		521,160

U.S. TREASURY OBLIGATIONS 73.5%

U.S. Treasury Bonds
1.125% due 05/15/2040 (j)	313,630	208,968
1.125% due 08/15/2040	135,490	89,672
1.375% due 11/15/2040	55,540	38,303
1.750% due 08/15/2041 (j)	99,000	71,760
1.875% due 02/15/2041 (j)	530,600	397,297
1.875% due 02/15/2051	52,395	35,817
1.875% due 11/15/2051	97,460	66,408
2.000% due 11/15/2041 (j)(l)	17,600	13,297
2.000% due 02/15/2050	22,030	15,628
2.250% due 08/15/2049 (l)	17,276	13,002
2.250% due 02/15/2052 (j)	7,800	5,820
2.375% due 11/15/2049 (n)	875	677
2.500% due 02/15/2045	15,830	12,644
2.750% due 11/15/2042	1,000	849
2.875% due 08/15/2045 (l)	2,345	2,000
2.875% due 05/15/2049 (n)	405	347
2.875% due 05/15/2052	25,200	21,568
3.000% due 11/15/2044	14,350	12,528
3.000% due 05/15/2045	14,180	12,360
3.000% due 08/15/2048 (l)(n)	7,990	6,982
3.000% due 08/15/2052 (j)	221,800	194,907
3.125% due 02/15/2043 (l)(n)	1,910	1,719
3.125% due 08/15/2044	14,310	12,779
3.375% due 08/15/2042 (j)	205,350	192,901
3.625% due 02/15/2053 (j)	84,400	83,813
3.750% due 08/15/2041 (l)(n)	1,700	1,699
3.750% due 11/15/2043 (l)(n)	6,137	6,067
3.875% due 02/15/2043	48,200	48,641
4.000% due 11/15/2042 (j)	171,500	176,216
4.000% due 11/15/2052 (j)	349,500	371,016
4.750% due 02/15/2041 (l)	2,480	2,827

U.S. Treasury Inflation Protected Securities (e)
0.625% due 07/15/2032 (j)	32,750	31,307

U.S. Treasury Notes
0.375% due 10/31/2023 (l)(n)	18,900	18,438

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(l)	71,900	47,720
0.000% due 08/15/2034 (a)	32,970	21,641
0.000% due 05/15/2035 (a)(l)	32,500	20,737
0.000% due 11/15/2036 (a)	37,600	22,587
0.000% due 08/15/2037 (a)(l)	8,900	5,179

Total U.S. Treasury Obligations (Cost $2,551,619)		2,286,121

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

Adjustable Rate Mortgage Trust
3.024% due 10/25/2035 ~	545	455

American Home Mortgage Assets Trust
4.058% due 11/25/2046 •	1,484	446
4.965% due 10/25/2046 •	62	52

BAMLL Commercial Mortgage Securities Trust
5.734% due 04/15/2036 ~	7,000	6,881
5.884% due 03/15/2034 •	2,400	2,346

Banc of America Funding Trust
4.160% due 02/20/2036 ~	115	104

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
4.022% due 08/25/2035 ^~	$336	$315

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,362
4.957% due 08/10/2035 ~	8,700	7,444

Bear Stearns Adjustable Rate Mortgage Trust
2.782% due 11/25/2030 ~	27	25
3.620% due 05/25/2047 ^~	458	400
3.977% due 11/25/2034 ~	14	13
5.230% due 10/25/2035 •	23	21

Bear Stearns ALT-A Trust
3.722% due 11/25/2036 ~	110	61
3.964% due 09/25/2035 ^~	2,312	1,418
4.077% due 10/25/2035 ^~	195	162
5.165% due 08/25/2036 ^•	2,679	2,291

Bear Stearns Mortgage Funding Trust
5.025% due 10/25/2036 •	1,769	1,440

Benchmark Mortgage Trust
4.016% due 03/15/2052	4,500	4,210

BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	6,819

Chase Mortgage Finance Trust
3.713% due 03/25/2037 ^~	174	157
5.500% due 11/25/2035	1,626	1,232

ChaseFlex Trust
5.405% due 05/25/2037 •	2,971	2,822

Citigroup Mortgage Loan Trust
4.915% due 01/25/2037 •	22	20
5.410% due 10/25/2035 •	16	14
5.645% due 08/25/2035 ^•	67	64

Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	3,826
3.815% due 04/10/2033 ~	7,300	6,341

Countrywide Alternative Loan Trust
4.956% due 12/20/2046 ^•	481	384
5.181% due 03/20/2046 •	115	89
5.225% due 09/25/2046 ^•	477	431
5.265% due 05/25/2036 •	2,939	2,438
5.401% due 12/20/2035 •	487	423
5.405% due 02/25/2037 •	50	40
5.418% due 11/20/2035 •	2,312	2,069
5.500% due 09/25/2035 ^	1,232	927
5.500% due 10/25/2035	2,435	1,460
5.500% due 11/25/2035	460	279
5.500% due 03/25/2036 ^	62	28
6.000% due 03/25/2036 ^	2,839	1,338
6.250% due 08/25/2037 ^	105	57

Countrywide Home Loan Mortgage Pass-Through Trust
3.753% due 11/25/2037 ~	363	322
3.786% due 11/25/2034 ~	41	37
3.798% due 02/20/2035 ~	3	3
3.996% due 11/20/2034 ~	8	8
5.250% due 05/25/2035	83	59
5.305% due 05/25/2035 •	50	40
5.485% due 03/25/2035 •	115	95
5.910% due 02/20/2036 ^•	23	19
6.537% due 02/20/2036 ^•	88	78

Countrywide Home Loan Reperforming REMIC Trust
5.265% due 07/25/2036 •	1,678	1,512

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~	5	5

Credit Suisse Mortgage Capital Trust
3.005% due 12/26/2059 ~	547	548
3.023% due 08/25/2060 ~	998	971

Downey Savings & Loan Association Mortgage Loan Trust
5.281% due 08/19/2045 •	53	43

First Horizon Mortgage Pass-Through Trust
4.243% due 12/25/2034 ~	1	1

GCAT LLC
2.981% due 09/25/2025 þ	1,118	1,089

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	3,600	3,585

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	5,225	4,224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSMPS Mortgage Loan Trust
5.195% due 01/25/2036 •		$390	$317

GSR Mortgage Loan Trust
3.709% due 11/25/2035 ~		3	3

HarborView Mortgage Loan Trust
3.972% due 07/19/2035 ^~		2	2
5.141% due 01/19/2038 •		1,319	1,143
5.171% due 12/19/2036 •		2,641	2,171

IndyMac INDX Mortgage Loan Trust
3.395% due 04/25/2037 ^~		134	104
3.461% due 04/25/2037 ~		87	72
3.834% due 12/25/2034 ~		8	8
5.245% due 06/25/2046 •		336	259
5.365% due 07/25/2035 •		2,241	1,522

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050		3,600	3,482

JP Morgan Mortgage Trust
3.754% due 02/25/2035 ~		1	1
3.886% due 01/25/2037 ^~		15	11
3.999% due 07/25/2035 ~		664	636
5.517% due 11/25/2049 •		332	314
5.517% due 12/25/2049 ~		168	159

Lehman XS Trust
5.205% due 12/25/2036 •		848	793

MASTR Adjustable Rate Mortgages Trust
3.866% due 11/21/2034 ~		36	33
5.055% due 04/25/2046 •		281	239

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.384% due 11/15/2031 •		16	15

Merrill Lynch Mortgage Investors Trust
2.969% due 05/25/2033 ~		3	3
3.545% due 07/25/2034 ~		59	54
3.761% due 05/25/2033 ~		8	7
3.821% due 02/25/2034 ~		4	4

Morgan Stanley Mortgage Loan Trust
5.145% due 08/25/2036 ~		2,857	841

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		3,901	3,662
4.500% due 05/25/2058 ~		1,900	1,783

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.159% due 05/25/2036 ~		13,271	3,021

Prime Mortgage Trust
5.245% due 02/25/2034 •		1	1

Residential Accredit Loans, Inc. Trust
5.265% due 04/25/2046 ~		175	50
6.000% due 06/25/2036 ^		4,718	3,799
6.000% due 08/25/2036 ^		641	525
6.500% due 08/25/2036		1,180	996

Residential Asset Securitization Trust
5.245% due 01/25/2046 ^•		186	58
5.295% due 04/25/2035 ^•		44	24

Structured Adjustable Rate Mortgage Loan Trust
4.495% due 12/25/2034 ~		44	43
4.538% due 01/25/2035 ^•		41	34
5.165% due 10/25/2035 •		30	27
5.285% due 05/25/2037 •		99	84

Structured Asset Mortgage Investments Trust
5.265% due 04/25/2036 •		323	276
5.285% due 05/25/2036 •		121	91
5.421% due 10/19/2034 ~		9	8
5.465% due 12/25/2035 ^•		3	3

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.820% due 12/25/2033 ~		8	7

TBW Mortgage-Backed Trust
6.000% due 07/25/2036		4,659	2,284

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	9,200	11,358

WaMu Mortgage Pass-Through Certificates Trust
3.518% due 12/25/2036 ^~		$166	141
3.650% due 02/25/2037 ^~		179	157
3.838% due 02/25/2047 ^•		318	260
3.838% due 03/25/2047 ^•		175	146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.841% due 05/25/2046 •	$23	$19
3.868% due 01/25/2047 •	1	1
3.884% due 07/25/2037 ^~	17	15
3.898% due 04/25/2047 •	617	526
4.138% due 08/25/2046 •	670	607
4.186% due 08/25/2046 •	6,081	4,781
4.638% due 10/25/2046 ~	3	2
4.638% due 11/25/2046 ~	41	35
5.215% due 05/25/2034 •	336	311
5.385% due 12/25/2045 •	28	26
5.425% due 10/25/2045 •	337	309

Washington Mutual Mortgage Pass-Through Certificates Trust
4.108% due 05/25/2046 ^•	285	222

Worldwide Plaza Trust
3.526% due 11/10/2036	3,300	2,853

Total Non-Agency Mortgage-Backed Securities (Cost $140,819)		125,081

ASSET-BACKED SECURITIES 5.4%

ACAS CLO Ltd.
5.685% due 10/18/2028 •	5,867	5,800

ACE Securities Corp. Home Equity Loan Trust
5.820% due 05/25/2034 •	922	922

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
6.675% due 12/25/2034 ~	4,496	3,979

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •	1,103	1,103

AREIT Trust
5.809% due 01/16/2037 •	3,653	3,545

Argent Securities Trust
5.145% due 06/25/2036 •	5,748	3,795

Asset-Backed Securities Corp. Home Equity Loan Trust
6.690% due 05/25/2035 •	4,818	4,357

Bear Stearns Asset-Backed Securities Trust
4.280% due 10/25/2036 ~	12	12
5.185% due 12/25/2036 •	200	188

Benefit Street Partners CLO Ltd.
5.908% due 01/20/2031 •	2,950	2,917

Carlyle Global Market Strategies CLO Ltd.
5.865% due 07/27/2031 •	992	979
6.148% due 07/20/2032 •	3,500	3,459

Carrington Mortgage Loan Trust
5.812% due 04/17/2031 ~	4,000	3,942

CIFC Funding Ltd.
5.866% due 04/24/2030 •	1,721	1,707

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •	500	479

Citigroup Mortgage Loan Trust
4.905% due 07/25/2045 •	7	5
5.195% due 03/25/2037 ~	579	472

Countrywide Asset-Backed Certificates
5.325% due 04/25/2037 •	437	356

Countrywide Asset-Backed Certificates Trust
4.200% due 02/25/2036 •	36	36
5.105% due 12/25/2036 ^•	7,243	6,521
5.165% due 09/25/2047 •	6,886	5,225
5.325% due 03/25/2036 •	1,057	931
6.720% due 07/25/2035 ~	100	94

Credit-Based Asset Servicing & Securitization LLC
3.511% due 04/25/2037 þ	209	196
3.887% due 12/25/2035 ~	681	601
4.737% due 07/25/2037 ~	16	11
4.928% due 07/25/2035 •	358	316

Credit-Based Asset Servicing & Securitization Trust
3.353% due 01/25/2037 ^•	26	8

ECMC Group Student Loan Trust
5.595% due 02/27/2068 •	1,185	1,151

First Franklin Mortgage Loan Trust
4.955% due 12/25/2037 •	1,398	1,300
5.145% due 08/25/2036 •	6,595	6,065
5.895% due 09/25/2033 •	4,256	4,064
6.462% due 10/25/2033 •	2,990	2,825

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	85

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First NLC Trust
4.915% due 08/25/2037 •		$15	$7

Fremont Home Loan Trust
5.910% due 06/25/2035 •		3,619	3,396

FS Rialto Issuer LLC
6.459% due 01/19/2039 •		4,350	4,269

Gallatin CLO Ltd.
5.865% due 01/21/2028 •		2,063	2,058

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	3,856	2,720

GSAMP Trust
4.915% due 12/25/2036 ~		$6	3
4.975% due 12/25/2046 •		1,326	734
4.985% due 12/25/2036 •		1,651	886
5.045% due 11/25/2036 •		192	92
5.115% due 03/25/2047 •		719	661
5.145% due 08/25/2036 •		683	670
5.165% due 04/25/2036 •		215	138
5.245% due 01/25/2047 •		5,757	2,937

HGI CRE CLO Ltd.
6.258% due 04/20/2037 •		1,950	1,922

Horizon Aircraft Finance Ltd.
4.458% due 12/15/2038		2,046	1,799

JP Morgan Mortgage Acquisition Corp.
5.565% due 12/25/2035 •		84	83

JP Morgan Mortgage Acquisition Trust
5.115% due 07/25/2036 •		1,551	1,288

KREF Ltd.
6.206% due 02/17/2039 •		3,900	3,823

LCCM Trust
6.134% due 11/15/2038 ~		2,300	2,223

Lehman ABS Mortgage Loan Trust
4.935% due 06/25/2037 •		11	8

Long Beach Mortgage Loan Trust
5.145% due 06/25/2036 •		15,791	7,544

Louisiana Local Government Environmental Facilities & Community Development Authority
5.048% due 12/01/2034		2,900	2,963

M360 Ltd.
6.252% due 11/22/2038 •		2,500	2,466

Magnetite Ltd.
5.744% due 11/15/2028 •		2,920	2,893

MASTR Asset-Backed Securities Trust
5.205% due 02/25/2036 •		1,842	729
5.285% due 11/25/2036 •		2,695	1,622
5.670% due 10/25/2034 •		2,952	2,743

MASTR Specialized Loan Trust
5.365% due 02/25/2036 •		2,192	2,082

Merrill Lynch Mortgage Investors Trust
5.445% due 01/25/2037 •		7,478	6,762
5.775% due 07/25/2035 •		764	732

MESA Trust
5.645% due 12/25/2031 •		2	2

Morgan Stanley ABS Capital, Inc. Trust
5.045% due 02/25/2037 ~		2,153	1,059
5.065% due 10/25/2036 •		2,708	1,208
5.175% due 02/25/2037 •		4,427	2,181
5.305% due 09/25/2036 •		3,367	1,502

Mountain View CLO LLC
5.832% due 01/16/2031 •		1,000	989

New Century Home Equity Loan Trust
5.585% due 08/25/2034 •		10	10
5.925% due 01/25/2034 •		113	110

NovaStar Mortgage Funding Trust
5.185% due 01/25/2037 ~		6,425	2,240

Octagon Loan Funding Ltd.
6.095% due 11/18/2031 •		2,600	2,562

Option One Mortgage Loan Trust
5.085% due 04/25/2037 •		3,262	1,542
5.580% due 05/25/2035 •		1,000	925

Securitized Asset-Backed Receivables LLC Trust
5.425% due 12/25/2035 •		814	783

SLM Student Loan Trust
6.318% due 04/25/2023 •		2,411	2,404

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
5.805% due 01/23/2029 •		$255	$255

Soundview Home Loan Trust
4.925% due 06/25/2037 •		8	6
4.955% due 01/25/2037 •		3,519	2,527
5.015% due 07/25/2037 •		319	261

Structured Asset Investment Loan Trust
6.570% due 11/25/2034 •		2,253	2,171

Structured Asset Securities Corp. Mortgage Loan Trust
5.165% due 10/25/2036 •		3,683	3,067
5.945% due 10/25/2037 •		5,348	2,761
5.970% due 04/25/2035 •		1,556	1,525

TCI-Symphony CLO Ltd.
5.722% due 07/15/2030 •		1,941	1,915

Texas Natural Gas Securitization Finance Corp.
5.169% due 04/01/2041		2,600	2,756

Venture CLO Ltd.
5.908% due 01/20/2029 ~		1,511	1,497

Vibrant CLO Ltd.
5.928% due 07/20/2032 •		1,100	1,078

Voya CLO Ltd.
5.892% due 07/14/2031 •		1,486	1,467

Wells Fargo Home Equity Asset-Backed Securities Trust
5.305% due 04/25/2037 •		749	723

Total Asset-Backed Securities (Cost $183,286)			167,140

SOVEREIGN ISSUES 2.5%

Airport Authority
1.625% due 02/04/2031		5,000	4,087
2.625% due 02/04/2051		1,200	834

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,104	320
1.000% due 07/09/2029		386	108
1.500% due 07/09/2035 þ		7,625	1,982
3.500% due 07/09/2041 þ		540	152

Chile Government International Bond
3.250% due 09/21/2071		6,000	3,907
4.340% due 03/07/2042		3,800	3,368

Colombia Government International Bond
7.375% due 09/18/2037		720	694

Dominican Republic International Bond
4.875% due 09/23/2032		800	681
5.500% due 02/22/2029		2,000	1,889

Export-Import Bank of Korea
5.000% due 01/11/2028		2,100	2,147

Hong Kong Government International Bond
4.625% due 01/11/2033		7,000	7,361

Indonesia Government International Bond
1.400% due 10/30/2031	EUR	3,300	2,826

Korea Housing Finance Corp.
4.625% due 02/24/2028		$1,400	1,401
4.625% due 02/24/2033		1,500	1,505

Mexico Government International Bond
3.771% due 05/24/2061		10,469	7,100
5.750% due 10/12/2110		10,400	9,333

Peru Government International Bond
6.350% due 08/12/2028	PEN	1,000	259

Romania Government International Bond
1.750% due 07/13/2030	EUR	7,800	6,235
2.000% due 04/14/2033		2,700	2,005
2.625% due 12/02/2040		1,290	814
2.750% due 04/14/2041		850	545
2.875% due 04/13/2042		1,690	1,080
5.000% due 09/27/2026		1,600	1,735

Russia Government International Bond
4.750% due 05/27/2026 «		$200	12
5.250% due 06/23/2047 «		200	12

Saudi Government International Bond
4.875% due 07/18/2033		3,000	3,033
5.000% due 01/18/2053		800	745

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	863

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	$11,563

Total Sovereign Issues (Cost $99,440)			78,596

		SHARES
PREFERRED SECURITIES 0.4%

FINANCIALS 0.4%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(f)		1,100,000	962

Capital Farm Credit ACA
5.000% due 03/15/2026 •(f)		2,700,000	2,493

Capital One Financial Corp.
3.950% due 09/01/2026 •(f)		4,740,000	3,560

Charles Schwab Corp.
5.000% due 06/01/2027 •(f)		1,600,000	1,361

Citigroup, Inc.
3.875% due 02/18/2026 •(f)		1,000,000	844
4.000% due 12/10/2025 •(f)		550,000	483

CoBank ACB
4.250% due 01/01/2027 •(f)		2,400,000	1,989

JPMorgan Chase & Co.
6.100% due 10/01/2024 •(f)		900,000	881

			12,573

INDUSTRIALS 0.0%

General Electric Co.
8.196% (US0003M + 3.330%) due 06/15/2023 ~(f)		781,000	781

Total Preferred Securities (Cost $15,706)			13,354

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (i) 0.0%
			1,191

Total Short-Term Instruments (Cost $1,191)			1,191

Total Investments in Securities (Cost $4,911,547)			4,400,455

		SHARES
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%

PIMCO Short Asset Portfolio		6,564,290	63,004

PIMCO Short-Term Floating NAV Portfolio III		191,136	1,858

Total Short-Term Instruments (Cost $67,456)			64,862

Total Investments in Affiliates (Cost $67,456)			64,862

Total Investments 143.6% (Cost $4,979,003)			$4,465,317

Financial Derivative Instruments (k)(m) (0.3)% (Cost or Premiums, net $(3,679))			(9,549)

Other Assets and Liabilities, net (43.3)%			(1,346,775)

Net Assets 100.0%			$3,108,993

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$400	$345	0.01%
Morgan Stanley	0.000	04/02/2032	05/06/2020	3,205	2,301	0.07
Oracle Corp.	2.875	03/25/2031	03/22/2021	6,422	5,505	0.18
Oracle Corp.	3.650	03/25/2041	03/22/2021	1,888	1,468	0.05
Oracle Corp.	3.950	03/25/2051	03/22/2021	5,091	3,845	0.12
Oracle Corp.	4.100	03/25/2061	03/22/2021 - 10/28/2021	3,843	2,801	0.09

				$20,849	$16,265	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$1,191	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(1,215)	$1,191	$1,191

Total Repurchase Agreements						$(1,215)	$1,191	$1,191

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.750%	03/06/2023	04/05/2023	$(30,170)	$(30,282)
BSN	4.870	03/23/2023	04/13/2023	(121,725)	(121,906)
IND	4.780	03/03/2023	04/12/2023	(29,785)	(29,907)
	4.900	04/03/2023	04/13/2023	(537)	(537)
	4.900	04/03/2023	04/20/2023	(21,475)	(21,475)
JPS	4.700	02/23/2023	04/05/2023	(29,000)	(29,148)
	4.800	03/24/2023	05/05/2023	(2,646)	(2,649)
STR	4.930	04/03/2023	04/04/2023	(727,680)	(727,681)
	5.010	03/31/2023	04/03/2023	(707,989)	(708,284)

Total Reverse Repurchase Agreements					$(1,671,869)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	87

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	4.760%	03/03/2023	04/04/2023	$(7,835)	$(7,867)
	4.930	03/31/2023	04/06/2023	(14,032)	(14,038)
GSC	4.790	03/08/2023	04/05/2023	(51,734)	(51,913)
MSC	4.940	03/31/2023	04/05/2023	(8,975)	(8,979)
UBS	4.870	03/13/2023	04/25/2023	(50,923)	(51,068)

Total Sale-Buyback Transactions					$(133,865)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2053	$16,300	$(14,596)	$(14,642)
Uniform Mortgage-Backed Security, TBA	4.000	06/01/2052	6,212	(5,936)	(5,945)

Total Short Sales (0.7)%				$(20,532)	$(20,587)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(30,282)	$0	$(30,282)	$30,408	$126
BSN	0	(121,906)	0	(121,906)	123,513	1,607
FICC	1,191	0	0	1,191	(1,215)	(24)
IND	0	(51,919)	0	(51,919)	29,794	(22,125)
JPS	0	(31,797)	0	(31,797)	31,834	37
STR	0	(1,435,965)	0	(1,435,965)	727,636	(708,329)

Master Securities Forward Transaction Agreement
BCY	0	0	(21,905)	(21,905)	22,079	174
GSC	0	0	(51,913)	(51,913)	52,020	107
MSC	0	0	(8,979)	(8,979)	9,037	58
UBS	0	0	(51,068)	(51,068)	51,745	677

Total Borrowings and Other Financing Transactions	$1,191	$(1,671,869)	$(133,865)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(2,649)	$0	$(2,649)
U.S. Treasury Obligations	0	(919,527)	0	0	(919,527)

Total	$0	$(919,527)	$(2,649)	$0	$(922,176)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(133,865)	0	0	(133,865)

Total	$0	$(133,865)	$0	$0	$(133,865)

Total Borrowings	$0	$(1,053,392)	$(2,649)	$0	$(1,056,041)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(1,056,041)

(j)	Securities with an aggregate market value of $1,083,524 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(1,300,689) at a weighted average interest rate of 2.493%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

88	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

(3)	Payable for sale-buyback transactions includes $(175) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(749,693) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	286	$	59,046	$673	$41	$0
U.S. Treasury 10-Year Note June Futures	06/2023	2,066		237,429	6,251	710	0
U.S. Treasury Long-Term Bond June Futures	06/2023	646		84,727	3,174	646	0

					$10,098	$1,397	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2023	9,567	$	(1,047,661)	$(21,126)	$0	$(2,167)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	5,441		(659,126)	(19,264)	0	(2,976)

					$(40,390)	$0	$(5,143)

Total Futures Contracts					$(30,292)	$1,397	$(5,143)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$	52,600	$262	$370	$632	$52	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		131,000	864	685	1,549	141	0

						$1,126	$1,055	$2,181	$193	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Day USD-SOFR Compounded-OIS	1.600%	Annual	10/23/2028		$200,500	$445	$(14,102)	$(13,657)	$629	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		6,400	(23)	103	80	26	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		9,750	(34)	77	43	39	0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032		9,000	(42)	(244)	(286)	0	(47)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		28,100	(1,193)	7,928	6,735	0	(276)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		4,000	(36)	138	102	50	0
Receive(4)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	10/23/2053		39,500	(671)	9,191	8,520	0	(422)
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	2,300	0	(100)	(100)	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		1,700	0	(73)	(73)	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		600	0	(26)	(26)	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		24,300	30	(1,076)	(1,046)	0	(3)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,200	51	(133)	(82)	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		$38,600	(152)	2,519	2,367	0	(41)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		71,800	3,595	8,470	12,065	0	(289)
Receive	3-Month USD-LIBOR	1.487	Semi-Annual	06/23/2031		13,300	(32)	1,903	1,871	0	(58)
Receive	3-Month USD-LIBOR	1.468	Semi-Annual	07/15/2031		44,900	(199)	7,047	6,848	0	(208)
Receive	3-Month USD-LIBOR	1.452	Semi-Annual	07/16/2031		20,700	(89)	3,270	3,181	0	(96)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031		55,500	(208)	8,734	8,526	0	(237)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	03/17/2051		53,720	(5,876)	(16,736)	(22,612)	440	0

							$(4,434)	$16,890	$12,456	$1,185	$(1,677)

Total Swap Agreements							$(3,308)	$17,945	$14,637	$1,378	$(1,677)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	89

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,397	$1,378	$2,775	$0	$(5,143)	$(1,677)	$(6,820)

(l)

Securities with an aggregate market value of $38,544 and cash of $6,780 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023		$3,678	PEN	13,867	$6	$0
	05/2023	PEN	13,867		$3,671	0	(7)
	05/2023	ZAR	1,324		72	0	(2)

BPS	04/2023		3,376		187	0	(3)
	05/2023		$29,519	JPY	3,866,081	0	(224)
	06/2023	IDR	66,020		$4	0	0
	06/2023		$3	MXN	66	0	0
	06/2023		249	PEN	942	0	0

BRC	05/2023	GBP	16,324		$19,724	0	(431)
	05/2023	ZAR	757		41	0	(1)

BSH	04/2023		$24	PEN	92	0	0

CBK	04/2023	BRL	29,363		$5,661	0	(132)
	04/2023	PEN	67,403		17,025	0	(863)
	04/2023		$5,780	BRL	29,363	14	0
	04/2023		554	PEN	2,137	13	0
	06/2023	IDR	34,145		$2	0	0
	06/2023		$7,069	PEN	26,947	57	0
	07/2023		291		1,131	8	0

DUB	04/2023		27,790	EUR	25,679	59	0
	05/2023	EUR	25,679		$27,834	0	(58)

GLM	04/2023	BRL	29,445		5,796	0	(14)
	04/2023		$5,428	BRL	29,445	381	0
	05/2023		4,362	PEN	17,399	251	0
	05/2023	ZAR	839		$50	3	0

JPM	04/2023	PEN	277		74	0	0
	04/2023		$73	PEN	277	0	0

MBC	05/2023	ZAR	1,196		$64	0	(3)
	06/2023	IDR	369,932		24	0	0

RBC	05/2023	MXN	11,459		605	0	(26)

SCX	06/2023	IDR	487,145		32	0	(1)

TOR	04/2023	CAD	5,297		3,905	0	(15)
	04/2023		$1,340	CAD	1,816	4	0
	05/2023	CAD	1,815		$1,340	0	(4)

UAG	04/2023	EUR	25,679		27,264	0	(585)
	04/2023		$2,562	CAD	3,484	15	0
	05/2023	CAD	3,482		$2,562	0	(15)

Total Forward Foreign Currency Contracts						$811	$(2,384)

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.330%	10/23/2023	50,700	$3,165	$8,432

Total Purchased Options							$3,165	$8,432

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000%	04/28/2023	1,900	$(9)	$(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	1,900	(9)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	8,500	(44)	(52)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	8,500	(44)	(37)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	10,800	(110)	(17)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	10,800	(155)	(128)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.395	10/23/2023	247,500	(3,175)	(12,189)

							$(3,546)	$(12,439)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$	95.625	04/06/2023	14,500	$(116)	$(48)

Total Written Options						$(3,662)	$(12,487)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Equinix, Inc.	5.000%	Quarterly	06/20/2027	1.447%	$ 900	$126	$(2)	$124	$0

Total Swap Agreements							$126	$(2)	$124	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$6	$0	$0	$6	$(9)	$0	$0	$(9)	$(3)	$0	$(3)
BPS	0	0	0	0	(227)	0	0	(227)	(227)	0	(227)
BRC	0	0	0	0	(432)	0	0	(432)	(432)	312	(120)
CBK	92	0	0	92	(995)	0	0	(995)	(903)	775	(128)
DUB	59	0	0	59	(58)	0	0	(58)	1	0	1
GLM	635	0	0	635	(14)	(250)	0	(264)	371	(300)	71
GST	0	0	124	124	0	0	0	0	124	0	124
MBC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	8,432	0	8,432	0	(12,189)	0	(12,189)	(3,757)	4,027	270
RBC	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
SAL	0	0	0	0	0	(48)	0	(48)	(48)	292	244
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	4	0	0	4	(19)	0	0	(19)	(15)	0	(15)
UAG	15	0	0	15	(600)	0	0	(600)	(585)	606	21

Total Over the Counter	$811	$8,432	$124	$9,367	$(2,384)	$(12,487)	$0	$(14,871)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	91

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

(n)

Securities with an aggregate market value of $6,012 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,397	$1,397
Swap Agreements	0	193	0	0	1,185	1,378

	$0	$193	$0	$0	$2,582	$2,775

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$811	$0	$811
Purchased Options	0	0	0	0	8,432	8,432
Swap Agreements	0	124	0	0	0	124

	$0	$124	$0	$811	$8,432	$9,367

	$0	$317	$0	$811	$11,014	$12,142

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,143	$5,143
Swap Agreements	0	0	0	0	1,677	1,677

	$0	$0	$0	$0	$6,820	$6,820

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,384	$0	$2,384
Written Options	0	0	0	0	12,487	12,487

	$0	$0	$0	$2,384	$12,487	$14,871

	$0	$0	$0	$2,384	$19,307	$21,691

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$106,113	$106,113
Swap Agreements	0	(8,268)	0	0	72,951	64,683

	$0	$(8,268)	$0	$0	$179,064	$170,796

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,749	$0	$4,749
Written Options	0	459	0	0	1,223	1,682
Swap Agreements	0	(173)	0	0	0	(173)

	$0	$286	$0	$4,749	$1,223	$6,258

	$0	$(7,982)	$0	$4,749	$180,287	$177,054

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(63,238)	$(63,238)
Swap Agreements	0	3,396	0	0	(19,123)	(15,727)

	$0	$3,396	$0	$0	$(82,361)	$(78,965)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(562)	$0	$(562)
Purchased Options	0	0	0	0	4,197	4,197
Written Options	0	(317)	0	0	(4,994)	(5,311)
Swap Agreements	0	(114)	0	0	0	(114)

	$0	$(431)	$0	$(562)	$(797)	$(1,790)

	$0	$2,965	$0	$(562)	$(83,158)	$(80,755)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,992	$0	$5,992
Corporate Bonds & Notes
Banking & Finance	0	365,804	0	365,804
Industrials	0	511,598	0	511,598
Utilities	0	264,072	0	264,072
Municipal Bonds & Notes
California	0	11,529	0	11,529
Georgia	0	8,464	0	8,464
Illinois	0	10,710	0	10,710
Kansas	0	2,563	0	2,563
Michigan	0	7,124	0	7,124
Nevada	0	396	0	396
New Jersey	0	1,217	0	1,217
New Mexico	0	880	0	880
Ohio	0	5,590	0	5,590
Pennsylvania	0	2,890	0	2,890
Texas	0	8,087	0	8,087
Wisconsin	0	896	0	896
U.S. Government Agencies	0	521,160	0	521,160
U.S. Treasury Obligations	0	2,286,121	0	2,286,121
Non-Agency Mortgage-Backed Securities	0	125,081	0	125,081
Asset-Backed Securities	0	164,420	2,720	167,140
Sovereign Issues	0	78,572	24	78,596
Preferred Securities
Financials	0	12,573	0	12,573
Industrials	0	781	0	781
Short-Term Instruments
Repurchase Agreements	0	1,191	0	1,191

	$0	$4,397,711	$2,744	$4,400,455

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$64,862	$0	$0	$64,862

Total Investments	$64,862	$4,397,711	$2,744	$4,465,317

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,587)	$0	$(20,587)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,775	0	2,775
Over the counter	0	9,367	0	9,367

	$0	$12,142	$0	$12,142

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6,820)	0	(6,820)
Over the counter	0	(14,871)	0	(14,871)

	$0	$(21,691)	$0	$(21,691)

Total Financial Derivative Instruments	$0	$(9,549)	$0	$(9,549)

Totals	$64,862	$4,367,575	$2,744	$4,435,181

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	93

Schedule of Investments	PIMCO Long-Term U.S. Government Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 132.6%

CORPORATE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

Vessel Management Services, Inc.
3.432% due 08/15/2036	$3,708	$3,458

Total Corporate Bonds & Notes (Cost $3,708)		3,458

U.S. GOVERNMENT AGENCIES 17.9%

Fannie Mae
0.000% due 05/15/2030 (b)	13,282	10,034
3.164% due 04/01/2028 •	4	4
3.500% due 06/25/2044	3,239	2,871
3.805% due 07/01/2035 •	7	7
3.992% due 06/01/2043 •	66	63
3.993% due 03/01/2044 •	62	59
3.995% due 11/01/2034 •	19	18
4.000% due 09/25/2044 - 10/25/2044	7,529	7,255
4.250% due 04/25/2037	307	298
4.340% due 02/01/2028 •	1	1
4.440% due 05/01/2025 •	1	1
4.500% due 10/25/2023 - 06/25/2025	236	233
4.630% due 12/01/2027 •	12	12
4.677% due 07/25/2037 •	49	48
5.295% due 10/25/2030 •	1	1
5.625% due 04/17/2028	200	216
5.745% due 04/25/2032 •	5	5
6.000% due 05/17/2027	44	44
6.500% due 11/25/2023 - 07/25/2031	252	262
6.750% due 06/25/2032	418	446
7.000% due 05/25/2023 - 05/18/2027	163	164
9.000% due 06/01/2027	7	7

Federal Farm Credit Banks Funding Corp.
5.125% due 07/09/2029	675	719
5.750% due 12/07/2028	500	547

Federal Housing Administration
7.430% due 01/01/2024 «	1	1

Freddie Mac
0.000% due 12/15/2042 •	1,671	1,342
1.542% due 10/25/2023 •	1	1
2.575% due 09/01/2027 •	3	3
3.131% due 10/01/2026 •	5	5
3.500% due 05/15/2042 - 01/15/2048	15,368	14,048
4.000% due 07/15/2042	5,014	4,891
4.262% due 01/01/2028 •	6	6
4.271% due 01/01/2028 •	6	5
4.316% due 10/25/2052 ~	6,541	6,153
4.338% due 10/25/2044 •	886	827
4.500% due 02/15/2035 - 07/15/2035	654	631
4.538% due 07/25/2044 ~	215	204
4.874% due 10/15/2043 ~	1,492	1,452
5.084% due 01/15/2033 •	16	16
5.184% due 04/15/2029 - 06/15/2030 ~	7	7
5.184% due 12/15/2032 •	7	7
5.234% due 06/15/2031 •	6	6
5.500% due 06/15/2035	7,138	7,610
6.000% due 05/15/2028 - 09/15/2029	9	9
6.250% due 09/15/2023	13	13
6.500% due 11/15/2023 - 10/25/2043	48	50
7.000% due 05/15/2023 - 01/15/2024	1	1

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 09/20/2023 - 09/20/2026 ~	15	15
2.625% due 01/20/2027 - 01/20/2028 •	19	19
2.750% (H15T1Y + 1.500%) due 11/20/2025 - 10/20/2026 ~	1	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 10/20/2027 - 11/20/2027 •	$14	$14
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 06/20/2026 ~	4	4
2.875% due 04/20/2027 - 05/20/2030 •	38	38
3.000% (H15T1Y + 1.500%) due 10/20/2025 - 08/20/2026 ~	2	2
3.000% due 10/20/2026 •	2	2
4.000% due 08/20/2044 - 09/20/2044	7,481	7,239
6.000% due 08/20/2033	669	680
6.500% due 08/20/2034 - 09/20/2034	4	5

Ginnie Mae, TBA
4.000% due 04/01/2053	8,000	7,703
4.500% due 05/01/2053	2,500	2,463

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 (a)	6,371	5,127

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	7,400	5,599

U.S. Small Business Administration
5.240% due 08/01/2023	21	21

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	123	108
6.500% due 06/01/2026 - 08/01/2037	30	29
7.000% due 02/01/2038 - 03/01/2038	8	9

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2053	1,400	1,256
4.000% due 05/01/2053	200	191
4.500% due 05/01/2053	16,900	16,564
5.000% due 05/01/2053	13,700	13,663
5.500% due 05/01/2053	4,200	4,241
6.000% due 05/01/2053	5,700	5,815
6.500% due 04/01/2053 - 05/01/2053	27,600	28,453

Total U.S. Government Agencies (Cost $160,946)		159,863

U.S. TREASURY OBLIGATIONS 106.5%

U.S. Treasury Bonds
1.125% due 05/15/2040	42,900	28,584
1.125% due 08/15/2040	142,100	94,047
1.375% due 11/15/2040 (g)	9,060	6,248
1.750% due 08/15/2041	111,400	80,747
1.875% due 02/15/2051	19,100	13,057
1.875% due 11/15/2051	37,770	25,736
2.000% due 11/15/2041	77,000	58,176
2.000% due 02/15/2050	310	220
2.250% due 08/15/2049	52,090	39,202
2.250% due 02/15/2052	4,500	3,358
2.375% due 02/15/2042	28,000	22,532
2.375% due 05/15/2051 (i)	2,400	1,844
2.500% due 05/15/2046 (g)	2,028	1,612
2.875% due 05/15/2052	20,400	17,460
3.000% due 11/15/2045 (g)	680	592
3.000% due 02/15/2049	29,524	25,866
3.000% due 08/15/2052 (e)	100,900	88,666
3.250% due 05/15/2042	22,800	21,049
3.375% due 08/15/2042	95,200	89,428
3.625% due 02/15/2053 (e)	23,600	23,436
3.875% due 02/15/2043	7,100	7,165
4.000% due 11/15/2042 (e)	137,800	141,589
4.000% due 11/15/2052 (e)	143,050	151,856

U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2032 (e)	9,063	8,664

Total U.S. Treasury Obligations (Cost $1,060,540)		951,134

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Ashford Hospitality Trust
5.584% due 04/15/2035 •	303	295
5.685% due 06/15/2035 •	400	388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atrium Hotel Portfolio Trust
5.634% due 06/15/2035 •	$200	$193
5.864% due 12/15/2036 ~	700	678

BAMLL Commercial Mortgage Securities Trust
5.535% due 09/15/2034 •	300	293
5.734% due 04/15/2036 ~	2,200	2,163

BANK
4.046% due 03/15/2061 ~	800	760

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 ~	2	1
4.625% due 04/25/2033 ~	5	5

Bear Stearns ALT-A Trust
3.964% due 09/25/2035 ^~	198	122

Beast Mortgage Trust
5.734% due 03/15/2036 •	200	177

Benchmark Mortgage Trust
4.016% due 03/15/2052	3,700	3,461

BWAY Mortgage Trust
3.454% due 03/10/2033	3,400	3,184

Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,491
3.815% due 04/10/2033 ~	2,600	2,258

Countrywide Alternative Loan Trust
5.265% due 05/25/2035 •	209	183

Countrywide Home Loan Mortgage Pass-Through Trust
5.425% due 04/25/2035 ~	29	26
5.485% due 03/25/2035 •	284	224

Credit Suisse First Boston Mortgage Securities Corp.
5.750% due 04/22/2033	20	19

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~	30	28

DBGS Mortgage Trust
5.479% due 06/15/2033 •	300	286

DBWF Mortgage Trust
5.891% due 12/19/2030 •	200	196

Extended Stay America Trust
5.765% due 07/15/2038 ~	1,660	1,611

HarborView Mortgage Loan Trust
3.972% due 07/19/2035 ^~	3	3
5.201% due 05/19/2035 •	143	127

Hilton USA Trust
3.719% due 11/05/2038	2,130	1,966

Impac CMB Trust
5.345% due 10/25/2035 •	792	675

JP Morgan Mortgage Trust
3.999% due 07/25/2035 ~	40	38

Morgan Stanley Capital Trust
5.584% due 07/15/2035 •	200	196
5.854% due 12/15/2038 •	1,800	1,744

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	146	137
2.750% due 11/25/2059 ~	950	892

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.669% due 10/25/2035 ~	704	408

Residential Accredit Loans, Inc. Trust
5.145% due 08/25/2035 •	147	110
6.000% due 06/25/2036 ^	357	288

Sequoia Mortgage Trust
5.461% due 10/19/2026 ~	3	3
5.461% due 07/20/2033 ~	84	75

Structured Adjustable Rate Mortgage Loan Trust
5.285% due 05/25/2037 •	442	376

Structured Asset Mortgage Investments Trust
5.285% due 05/25/2036 •	67	51
5.421% due 09/19/2032 •	2	2
5.601% due 10/19/2033 •	43	39

Tharaldson Hotel Portfolio Trust
5.760% due 11/11/2034 •	162	159

Towd Point Mortgage Trust
3.100% due 01/25/2060 ~	900	783

WaMu Mortgage Pass-Through Certificates Trust
4.138% due 02/25/2046 •	328	285
4.186% due 08/25/2046 •	183	144

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.538% due 06/25/2042 •	$5	$4
5.365% due 11/25/2045 •	12	11

Worldwide Plaza Trust
3.526% due 11/10/2036	1,600	1,383

Total Non-Agency Mortgage-Backed Securities (Cost $31,964)		28,941

ASSET-BACKED SECURITIES 0.9%

Bear Stearns Asset-Backed Securities Trust
5.845% due 11/25/2042 •	174	169

Credit-Based Asset Servicing & Securitization Trust
4.965% due 11/25/2036 •	10	5

ECMC Group Student Loan Trust
5.595% due 02/27/2068 •	567	551

GM Financial Automobile Leasing Trust
5.109% due 06/20/2025 •	2,000	1,997

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	800	746
2.330% due 06/26/2028	1,200	1,070

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •	69	69

MASTR Asset-Backed Securities Trust
5.670% due 10/25/2034 •	830	771

Merrill Lynch Mortgage Investors Trust
5.775% due 07/25/2035 •	563	539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Century Home Equity Loan Trust
5.580% due 06/25/2035 ~	$19	$19

RAAC Trust
5.535% due 11/25/2036 •	164	163

Ready Capital Mortgage Financing LLC
6.218% due 01/25/2037 •	1,100	1,079

SLM Student Loan Trust
5.418% due 10/25/2029 •	311	308

Soundview Home Loan Trust
4.965% due 11/25/2036 •	135	39

VMC Finance LLC
6.459% due 02/18/2039 •	400	388

Washington Mutual Asset-Backed Certificates Trust
4.433% due 10/25/2036 •	77	29

Total Asset-Backed Securities (Cost $8,406)		7,942

SHORT-TERM INSTRUMENTS 3.6%

REPURCHASE AGREEMENTS (d) 3.6%
		32,389

Total Short-Term Instruments (Cost $32,389)		32,389

Total Investments in Securities (Cost $1,297,953)		1,183,727

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	17,014	$165

Total Short-Term Instruments (Cost $168)		165

Total Investments in Affiliates (Cost $168)		165

Total Investments 132.6% (Cost $1,298,121)		$1,183,892

Financial Derivative Instruments (f)(h) (0.2)%
(Cost or Premiums, net $(125))		(2,091)

Other Assets and Liabilities, net (32.4)%		(288,790)

Net Assets 100.0%		$893,011

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$4,389	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(4,477)	$4,389	$4,389
JPS	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Notes 2.625% due 04/15/2025	(102)	100	100
NOM	4.790	03/31/2023	04/03/2023	27,900	U.S. Treasury Notes 2.750% due 07/31/2027	(28,590)	27,900	27,911

Total Repurchase Agreements						$(33,169)	$32,389	$32,400

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.770%	03/01/2023	04/11/2023	$(29,346)	$(29,474)
JPS	4.670	02/23/2023	04/05/2023	(7,081)	(7,117)
	4.700	02/23/2023	04/05/2023	(129,800)	(130,461)
	4.780	03/27/2023	04/04/2023	(21,988)	(22,009)
	4.820	03/27/2023	04/04/2023	(5,467)	(5,472)

Total Reverse Repurchase Agreements					$(194,533)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	95

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	4.770%	03/21/2023	04/04/2023	$(3,409)	$(3,414)
MSC	4.890	03/23/2023	04/13/2023	(8,356)	(8,368)
	4.940	03/31/2023	04/05/2023	(13,808)	(13,814)
UBS	4.870	03/13/2023	04/25/2023	(414)	(416)

Total Sale-Buyback Transactions					$(26,012)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies 0.0%
Uniform Mortgage-Backed Security, TBA	2.500%	04/01/2053	$100	$(84)	$(86)

Total Short Sales 0.0%				$(84)	$(86)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(29,474)	$0	$(29,474)	$29,526	$52
FICC	4,389	0	0	4,389	(4,477)	(88)
JPS	100	(165,059)	0	(164,959)	164,788	(171)
NOM	27,911	0	0	27,911	(28,590)	(679)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,414)	(3,414)	3,397	(17)
MSC	0	0	(22,182)	(22,182)	22,205	23
UBS	0	0	(416)	(416)	425	9

Total Borrowings and Other Financing Transactions	$32,400	$(194,533)	$(26,012)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(194,533)	$0	$0	$(194,533)

Total	$0	$(194,533)	$0	$0	$(194,533)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(26,012)	0	0	(26,012)

Total	$0	$(26,012)	$0	$0	$(26,012)

Total Borrowings	$0	$(220,545)	$0	$0	$(220,545)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(220,545)

(e)	Securities with an aggregate market value of $224,618 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(122,429) at a weighted average interest rate of 2.892%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(17) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.500	04/21/2023	10	$	10	$(4)	$(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	10		10	(6)	(2)

Total Written Options						$(10)	$(3)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	31	$6,400	$77	$9	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2023	1,339	$(146,631)	$(2,846)	$0	$(487)
U.S. Treasury 10-Year Note June Futures	06/2023	28	(3,218)	(72)	0	(13)
U.S. Treasury Long-Term Bond June Futures	06/2023	210	(27,543)	(1,239)	0	(253)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	961	(116,416)	(3,534)	0	(638)

				$(7,691)	$0	$(1,391)

Total Futures Contracts				$(7,614)	$9	$(1,391)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.800%	Annual	03/10/2028	$	6,200	$(13)	$130	$117	$18	$0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.600	Annual	10/23/2028		35,100	79	(2,470)	(2,391)	110	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		3,300	(12)	53	41	13	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		3,200	(11)	25	14	13	0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032		2,500	(12)	(68)	(80)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		1,200	(5)	22	17	6	0
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		1,300	(12)	45	33	16	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	10/23/2053		6,700	(115)	1,560	1,445	0	(72)
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		17,040	58	1,660	1,718	0	(32)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		21,690	222	3,930	4,152	0	(82)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031		6,800	(25)	1,070	1,045	0	(29)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		1,200	(106)	(339)	(445)	11	0

Total Swap Agreements							$48	$5,618	$5,666	$187	$(228)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$9	$187	$196	$(3)	$(1,391)	$(228)	$(1,622)

(g)

Securities with an aggregate market value of $4,897 and cash of $3,736 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	97

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.330%	10/23/2023	7,900	$480	$1,314

Total Purchased Options							$480	$1,314

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800%	04/14/2023	2,100	$(20)	$(11)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	2,100	(20)	(1)

BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.395	10/23/2023	38,300	(475)	(1,886)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	3,300	(16)	(20)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	3,300	(16)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	1,800	(9)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	1,800	(9)	(8)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	7,000	(39)	(31)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	7,000	(39)	(2)

Total Written Options							$(643)	$(1,979)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$(12)	$0	$(12)	$(12)	$0	$(12)
BRC	0	1,314	0	1,314	0	(1,886)	0	(1,886)	(572)	435	(137)
GLM	0	0	0	0	0	(48)	0	(48)	(48)	0	(48)
JPM	0	0	0	0	0	(33)	0	(33)	(33)	0	(33)

Total Over the Counter	$0	$1,314	$0	$1,314	$0	$(1,979)	$0	$(1,979)

(i)

Securities with an aggregate market value of $435 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

98	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	187	187

	$0	$0	$0	$0	$196	$196

Over the counter
Purchased Options	$0	$0	$0	$0	$1,314	$1,314

	$0	$0	$0	$0	$1,510	$1,510

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	1,391	1,391
Swap Agreements	0	0	0	0	228	228

	$0	$0	$0	$0	$1,622	$1,622

Over the counter
Written Options	$0	$0	$0	$0	$1,979	$1,979

	$0	$0	$0	$0	$3,601	$3,601

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,485	$11,485
Swap Agreements	0	0	0	0	3,622	3,622

	$0	$0	$0	$0	$15,107	$15,107

Over the counter
Written Options	$0	$0	$0	$0	$675	$675

	$0	$0	$0	$0	$15,782	$15,782

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	(10,416)	(10,416)
Swap Agreements	0	0	0	0	575	575

	$0	$0	$0	$0	$(9,834)	$(9,834)

Over the counter
Purchased Options	$0	$0	$0	$0	$654	$654
Written Options	0	0	0	0	(739)	(739)

	$0	$0	$0	$0	$(85)	$(85)

	$0	$0	$0	$0	$(9,919)	$(9,919)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	99

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$3,458	$0	$3,458
U.S. Government Agencies	0	159,862	1	159,863
U.S. Treasury Obligations	0	951,134	0	951,134
Non-Agency Mortgage-Backed Securities	0	28,941	0	28,941
Asset-Backed Securities	0	7,942	0	7,942
Short-Term Instruments
Repurchase Agreements	0	32,389	0	32,389

	$0	$1,183,726	$1	$1,183,727

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$165	$0	$0	$165

Total Investments	$165	$1,183,726	$1	$1,183,892

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(86)	$0	$(86)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	196	0	196
Over the counter	0	1,314	0	1,314

	$0	$1,510	$0	$1,510

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,622)	0	(1,622)
Over the counter	0	(1,979)	0	(1,979)

	$0	$(3,601)	$0	$(3,601)

Total Financial Derivative Instruments	$0	$(2,091)	$0	$(2,091)

Totals	$165	$1,181,549	$1	$1,181,715

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

100	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Moderate Duration Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		$3,500	$3,496

Total Loan Participations and Assignments (Cost $3,485)			3,496

CORPORATE BONDS & NOTES 17.5%

BANKING & FINANCE 10.1%

Aviation Capital Group LLC
4.125% due 08/01/2025		3,300	3,144

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		956	810

Bank of America Corp.
1.486% due 05/19/2024 •		4,300	4,276
3.892% (EUR003M + 1.000%) due 09/22/2026 ~	EUR	3,300	3,564

Barclays PLC
5.304% due 08/09/2026 •		$3,800	3,725

BGC Partners, Inc.
5.375% due 07/24/2023		2,000	1,994

Cape Lookout Re Ltd.
9.684% (T-BILL 3MO + 5.000%) due 03/28/2029 ~		1,200	1,136

Credit Agricole SA
1.907% due 06/16/2026 •		3,200	2,940

Credit Suisse AG
4.750% due 08/09/2024		3,500	3,396

Credit Suisse Group AG
3.869% due 01/12/2029 •		3,500	3,125
6.442% due 08/11/2028 •		3,600	3,579

Crown Castle, Inc.
2.900% due 03/15/2027		3,700	3,437

Danske Bank AS
3.773% due 03/28/2025 •		3,500	3,418

Deutsche Bank AG
3.961% due 11/26/2025 •		5,000	4,734

Equinix, Inc.
1.550% due 03/15/2028		3,700	3,136

GA Global Funding Trust
1.950% due 09/15/2028		3,800	3,246

General Motors Financial Co., Inc.
4.250% due 05/15/2023		3,500	3,494

GLP Capital LP
5.250% due 06/01/2025		2,600	2,542

Goldman Sachs Group, Inc.
6.034% (US0003M + 1.170%) due 05/15/2026 ~		1,700	1,687

HSBC Holdings PLC
6.254% due 03/09/2034 •		500	523
7.390% due 11/03/2028 •		3,900	4,154

ING Groep NV
6.177% (US0003M + 1.000%) due 10/02/2023 ~		3,300	3,298

Invitation Homes Operating Partnership LP
2.300% due 11/15/2028		4,000	3,357

JPMorgan Chase & Co.
5.705% (US0003M + 0.890%) due 07/23/2024 ~		800	800

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	50	33
5.032% (BBSW3M + 1.400%) due 03/07/2025 ~		4,400	2,914

Mitsubishi UFJ Financial Group, Inc.
1.640% due 10/13/2027 •		$4,000	3,519
5.422% due 02/22/2029 •		2,100	2,121

Mizuho Financial Group, Inc.
3.261% due 05/22/2030 •		3,700	3,282
5.800% (US0003M + 0.990%) due 07/10/2024 ~		2,800	2,795

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
4.210% due 04/20/2028 •		$3,600	$3,498

NatWest Group PLC
3.073% due 05/22/2028 •		200	181

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		3,800	3,291
5.648% (US0003M + 0.640%) due 03/08/2024 ~		4,300	4,248

Nomura Holdings, Inc.
1.851% due 07/16/2025		4,100	3,755

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		336	333

Regency Centers LP
3.700% due 06/15/2030		3,700	3,343

RGA Global Funding
2.000% due 11/30/2026		3,900	3,537

Sanders Re Ltd.
16.434% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		2,600	2,376

Santander U.K. Group Holdings PLC
6.534% due 01/10/2029 •		400	407

Societe Generale SA
1.792% due 06/09/2027 •		3,700	3,212

Standard Chartered PLC
1.822% due 11/23/2025 •		4,000	3,724

Starwood Property Trust, Inc.
4.375% due 01/15/2027		2,500	2,069

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		3,500	3,207
2.472% due 01/14/2029		4,000	3,443

Sun Communities Operating LP
2.300% due 11/01/2028		3,900	3,333

Synchrony Bank
5.400% due 08/22/2025		4,000	3,755

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	1,335	1,614

UBS Group AG
4.488% due 05/12/2026 •		$3,800	3,668

Wells Fargo & Co.
3.526% due 03/24/2028 •		3,500	3,305

			140,478

INDUSTRIALS 5.2%

American Airlines Pass-Through Trust
3.375% due 11/01/2028		250	218

Amgen, Inc.
5.250% due 03/02/2033		3,800	3,906

Bayer U.S. Finance LLC
4.250% due 12/15/2025		4,100	4,014

Berry Global, Inc.
1.570% due 01/15/2026		3,600	3,271

Broadcom, Inc.
3.137% due 11/15/2035		4,331	3,334
3.187% due 11/15/2036		175	133
3.419% due 04/15/2033		3,759	3,148
4.150% due 11/15/2030		1,368	1,269
4.926% due 05/15/2037		665	605

CGI, Inc.
1.450% due 09/14/2026		3,800	3,416

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		883	854

Daimler Trucks Finance North America LLC
5.569% (SOFRRATE + 0.750%) due 12/13/2024 ~		4,000	3,948

Dell International LLC
5.450% due 06/15/2023		1,627	1,626

Expedia Group, Inc.
6.250% due 05/01/2025		1,362	1,380

Global Payments, Inc.
2.900% due 05/15/2030		3,500	2,967

Imperial Brands Finance PLC
3.125% due 07/26/2024		3,600	3,489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 07/27/2027	$3,500	$3,595

Netflix, Inc.
1.875% due 06/22/2025	2,500	2,332

Quanta Services, Inc.
0.950% due 10/01/2024	3,800	3,546

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	2,600	2,390

Renesas Electronics Corp.
1.543% due 11/26/2024	4,000	3,737
2.170% due 11/25/2026	3,900	3,461

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	673

Southern Co.
1.750% due 03/15/2028	3,700	3,198

Suntory Holdings Ltd.
2.250% due 10/16/2024	4,300	4,096

T-Mobile USA, Inc.
1.500% due 02/15/2026	2,600	2,376

Warnermedia Holdings, Inc.
3.528% due 03/15/2024	3,600	3,517

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	2,100	2,007

		72,506

UTILITIES 2.2%

AEP Texas, Inc.
3.950% due 06/01/2028	1,800	1,734

Clearway Energy Operating LLC
3.750% due 02/15/2031	3,300	2,849

Dominion Energy, Inc.
2.250% due 08/15/2031	4,000	3,297

Duke Energy Florida LLC
2.400% due 12/15/2031	4,000	3,360

Enel Finance International NV
1.375% due 07/12/2026	4,000	3,565
4.625% due 06/15/2027	3,500	3,430

Entergy Corp.
1.900% due 06/15/2028	3,600	3,138

Exelon Corp.
2.750% due 03/15/2027	4,000	3,745

Pacific Gas & Electric Co.
3.150% due 01/01/2026	1,400	1,307
3.500% due 06/15/2025	3,000	2,863

Rio Oil Finance Trust
9.250% due 07/06/2024	225	227

		29,515

Total Corporate Bonds & Notes (Cost $261,984)		242,499

U.S. GOVERNMENT AGENCIES 14.7%

Fannie Mae
2.241% due 01/25/2031 ~(a)	20,515	1,891
2.640% due 05/01/2037 •	5	4
3.433% due 06/01/2036 •	6	6
3.758% due 03/01/2034 •	3	3
3.765% due 06/01/2035 •	229	233
3.770% due 05/01/2038 •	573	582
3.855% due 10/01/2037 •	2	2
3.950% due 02/01/2037 •	2	2
3.955% due 02/01/2035 •	2	2
3.993% due 10/01/2044 •	10	9
4.677% due 07/25/2037 •	84	83
4.779% due 12/25/2042 ~	63	60
5.000% due 01/01/2027 •	1	1
6.500% due 03/01/2029 - 06/25/2044	10,247	10,654
7.000% due 09/01/2031	1	1
7.500% due 07/25/2041	2	2

Freddie Mac
0.800% due 10/28/2026	14,800	13,174
3.704% due 05/01/2037 •	6	6
4.000% due 10/01/2047	117	114
4.500% due 11/01/2029 - 07/01/2033	793	795

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	101

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.979% due 05/01/2035 •	$11	$12
5.000% due 10/01/2033	21	22
5.184% due 10/15/2040 ~	840	823
5.284% due 12/15/2037 •	39	39
5.500% due 12/01/2033 - 07/01/2038	133	138
6.000% due 02/01/2033 - 11/01/2037	55	57
6.500% due 10/01/2036 - 07/25/2043	13	14
7.000% due 01/01/2033	3	3
8.500% due 04/15/2025	10	10

Ginnie Mae
2.625% due 03/20/2028 - 07/20/2034 •	31	30
2.875% due 06/20/2032 •	1	1
3.250% due 11/20/2034 •	1	1
3.379% due 06/20/2067 •	1,367	1,366
3.500% due 10/15/2047	491	467
4.000% due 06/20/2048	1,655	1,603
4.500% due 08/20/2048	967	965
4.842% due 04/20/2065 •	1,076	1,069
5.000% due 11/20/2049	316	321
5.166% due 08/20/2065 •	1,865	1,844
5.750% due 08/20/2037	16	16
6.500% due 01/20/2034 - 08/20/2034	6	7
7.000% due 07/15/2031 - 12/15/2032	6	6

Ginnie Mae, TBA
4.000% due 05/01/2053	39,000	37,568
4.500% due 05/01/2053	10,600	10,444
5.000% due 05/01/2053	4,300	4,302

Tennessee Valley Authority STRIPS
3.875% due 03/15/2028	6,500	6,505

U.S. Small Business Administration
4.750% due 07/01/2025	326	322

Uniform Mortgage-Backed Security
3.500% due 05/01/2049 - 08/01/2049	796	748
4.000% due 03/01/2029 - 05/01/2048	1,788	1,742
4.500% due 05/01/2023 - 02/01/2038	126	125
5.000% due 07/01/2029 - 04/01/2039	439	449
5.500% due 01/01/2025 - 07/01/2041	2,907	3,000
6.000% due 12/01/2023 - 10/01/2040	167	175
7.500% due 01/01/2031 - 08/01/2032	2	2
8.000% due 08/01/2031	1	1

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2053	30,000	27,896
4.000% due 04/01/2053 - 05/01/2053	70,400	67,339
5.000% due 04/01/2053	6,600	6,583

Total U.S. Government Agencies (Cost $204,072)		203,639

U.S. TREASURY OBLIGATIONS 11.3%

U.S. Treasury Bonds
1.375% due 11/15/2040	32,000	22,069
1.875% due 02/15/2041	4,000	2,995
3.000% due 08/15/2052	6,200	5,448
3.250% due 05/15/2042	24,800	22,895
3.375% due 08/15/2042	78,200	73,459
4.000% due 11/15/2042	4,900	5,035

U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2032	4,426	4,046
0.625% due 07/15/2032	12,564	12,011

U.S. Treasury Notes
1.750% due 06/30/2024 (f)(h)	9,000	8,711

Total U.S. Treasury Obligations (Cost $162,921)		156,669

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 8.4%

Adjustable Rate Mortgage Trust
3.439% due 10/25/2035 ^~		$9	$8

Angel Oak Mortgage Trust
1.820% due 11/25/2066 ~		3,084	2,581

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032		4,000	3,499

Banc of America Funding Trust
3.796% due 05/25/2035 ~		956	879
4.160% due 02/20/2036 ~		48	44
5.001% due 05/20/2035 •		341	337

Banc of America Mortgage Trust
4.176% due 02/25/2034 ~		14	14

BANK
3.071% due 08/15/2061		3,000	2,770

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 ~		3	2
3.841% due 07/25/2034 ~		12	11
3.957% due 01/25/2035 ~		12	10
4.238% due 02/25/2034 ~		11	10
4.340% due 02/25/2033 ~		2	2
4.370% due 10/25/2036 ^~		180	157
4.513% due 04/25/2033 ~		2	2

Bear Stearns ALT-A Trust
3.044% due 10/25/2033 ~		3	3
3.942% due 05/25/2035 ~		396	365
3.964% due 09/25/2035 ^~		185	113
4.077% due 10/25/2035 ^~		846	700

Chase Mortgage Finance Trust
3.713% due 03/25/2037 ^~		241	217
3.726% due 02/25/2037 ~		50	47

Citigroup Mortgage Loan Trust
4.322% due 03/25/2034 ~		13	12
6.080% due 09/25/2035 •		444	437

CitiMortgage Alternative Loan Trust
5.495% due 12/25/2036 •		1,008	807

Countrywide Alternative Loan Trust
4.138% due 12/25/2035 •		23	19
5.385% due 08/25/2035 •		2,030	1,097

Countrywide Home Loan Mortgage Pass-Through Trust
3.786% due 11/25/2034 ~		169	150
3.798% due 02/20/2035 ~		42	41
4.241% due 03/25/2034 ~		288	257
5.425% due 04/25/2035 ~		21	19

Credit Suisse First Boston Mortgage Securities Corp.
5.044% due 03/25/2032 ~		7	6

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.245% due 06/25/2037 •		3,470	2,979

Eurohome UK Mortgages PLC
4.410% due 06/15/2044 •	GBP	558	660

Eurosail PLC
4.421% due 03/13/2045 •		1,050	1,277

Extended Stay America Trust
5.765% due 07/15/2038 ~		$3,905	3,791

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~		3,500	3,485

GS Mortgage Securities Corp. Trust
5.570% due 11/15/2036 •		3,000	2,888

GS Mortgage-Backed Securities Corp. Trust
2.500% due 09/25/2052 ~		3,381	2,752

GS Mortgage-Backed Securities Trust
3.000% due 09/25/2052 ~		3,816	3,241

GSR Mortgage Loan Trust
4.052% due 09/25/2035 ~		192	177
4.324% due 09/25/2035 ~		10	10

IndyMac Adjustable Rate Mortgage Trust
3.686% due 01/25/2032 ~		12	10

IndyMac INDX Mortgage Loan Trust
5.345% due 02/25/2037 ~		4,943	3,079

InTown Mortgage Trust
7.316% due 08/15/2039 •		3,400	3,380

JP Morgan Chase Commercial Mortgage Securities Trust
3.916% due 06/10/2042 ~		3,500	3,082

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.734% due 02/15/2035 •		$2,646	$2,563
5.800% due 11/15/2038 •		4,000	3,857
6.134% due 12/15/2031 •		2,439	2,328

JP Morgan Mortgage Trust
2.974% due 02/25/2034 ~		8	7

Legacy Mortgage Asset Trust
5.882% due 10/25/2059 þ		2,666	2,666

MASTR Reperforming Loan Trust
8.000% due 07/25/2035		83	64

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.544% due 08/15/2032 •		30	26

Morgan Stanley Mortgage Loan Trust
5.008% due 06/25/2036 ~		36	34

MortgageIT Mortgage Loan Trust
5.405% due 10/25/2035 •		128	123

Natixis Commercial Mortgage Securities Trust
6.651% due 03/15/2035 •		3,477	3,367

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •		4,000	3,676

OBX Trust
3.000% due 01/25/2052 ~		3,649	3,099

One New York Plaza Trust
5.634% due 01/15/2036 •		3,000	2,879

Prime Mortgage Trust
5.245% due 02/25/2034 •		18	17

Residential Funding Mortgage Securities, Inc. Trust
4.148% due 09/25/2035 ^~		139	86
4.712% due 09/25/2035 ~		220	144

Resloc UK PLC
4.436% due 12/15/2043 •	GBP	759	896

Ripon Mortgages PLC
4.815% due 08/28/2056 •		6,841	8,356

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~		$4,200	3,773

Structured Adjustable Rate Mortgage Loan Trust
3.736% due 02/25/2037 ^~		1,067	728
4.961% due 07/25/2034 ~		54	50

Structured Asset Mortgage Investments Trust
5.245% due 08/25/2036 •		37	38
5.261% due 07/19/2035 •		179	169
5.601% due 10/19/2033 •		11	10
5.695% due 05/25/2047 •		4,157	3,328

Towd Point Mortgage Funding
4.993% due 05/20/2045 •	GBP	6,091	7,477
5.037% due 10/20/2051 •		3,218	3,973
5.243% due 07/20/2045 ~		4,159	5,084

UWM Mortgage Trust
2.500% due 11/25/2051 ~		$3,613	2,941
3.000% due 01/25/2052 ~		3,693	3,136

WaMu Mortgage Pass-Through Certificates Trust
3.404% due 12/25/2036 ^~		741	699
3.424% due 02/25/2037 ^~		685	607
5.425% due 10/25/2045 •		92	85

Wells Fargo Alternative Loan Trust
6.000% due 06/25/2037 ^		1,750	1,583

Wells Fargo Commercial Mortgage Trust
3.749% due 06/15/2036 ~		3,500	3,059

Total Non-Agency Mortgage-Backed Securities (Cost $124,086)			116,355

ASSET-BACKED SECURITIES 12.7%

Arbor Realty Commercial Real Estate Notes Ltd.
6.034% due 11/15/2036 •		4,500	4,407

Avis Budget Rental Car Funding AESOP LLC
5.440% due 02/22/2028 (b)		2,700	2,699

BDS Ltd.
6.556% due 03/19/2039 •		3,500	3,430

BPCRE Holder LLC
7.091% due 01/16/2037 •		3,600	3,567

BSPDF Issuer Ltd.
5.884% due 10/15/2036 ~		4,000	3,808

102	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital One Multi-Asset Execution Trust
5.264% due 07/15/2027 •		$3,500	$3,501

Catamaran CLO Ltd.
5.915% due 04/22/2030 •		4,461	4,412

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •		266	265

Citibank Credit Card Issuance Trust
5.319% due 08/07/2027 •		1,800	1,802
5.372% due 04/22/2026 •		1,700	1,702

Citigroup Mortgage Loan Trust
5.005% due 12/25/2036 •		311	174

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
5.790% due 10/25/2034 •		1,543	1,454

CLNC Ltd.
6.056% due 08/20/2035 •		1,141	1,121

Countrywide Asset-Backed Certificates Trust
4.985% due 06/25/2035 •		272	245
5.125% due 03/25/2037 •		122	117
5.365% due 12/25/2036 ^•		769	712
5.445% due 06/25/2036 •		1,964	1,944

Discover Card Execution Note Trust
5.284% due 12/15/2026 •		3,500	3,500

Enterprise Fleet Financing LLC
4.380% due 07/20/2029		3,500	3,448

First Franklin Mortgage Loan Trust
5.155% due 10/25/2036 •		5,800	4,579

Flagship Credit Auto Trust
4.030% due 12/15/2026		3,500	3,433

Ford Credit Auto Owner Trust
5.322% due 03/15/2026 •		4,350	4,355

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		3,700	3,564

Fremont Home Loan Trust
5.385% due 02/25/2036 •		1,000	840
5.635% due 12/25/2029 •		23	21

GLS Auto Receivables Issuer Trust
1.980% due 08/15/2025		1,140	1,128
3.550% due 01/15/2026		2,455	2,429
4.590% due 05/15/2026		3,136	3,114

GPMT Ltd.
6.102% due 12/15/2036 •		3,900	3,791

GSAMP Trust
5.430% due 01/25/2036 •		811	816
5.595% due 01/25/2034 •		1,787	1,695
6.495% due 10/25/2034 ~		16	15

HERA Commercial Mortgage Ltd.
5.811% due 02/18/2038 •		3,807	3,700

HPEFS Equipment Trust
3.150% due 09/20/2029		3,104	3,066

Hyundai Auto Lease Securitization Trust
4.340% due 01/15/2025		1,939	1,927

JP Morgan Mortgage Acquisition Trust
5.105% due 06/25/2037 •		1,566	1,556

Lendmark Funding Trust
1.900% due 11/20/2031		3,800	3,323

LoanCore Issuer Ltd.
5.473% due 07/15/2035 •		1,493	1,472

Man GLG Euro CLO DAC
3.647% due 12/15/2031 •	EUR	2,998	3,174

Mariner Finance Issuance Trust
1.860% due 03/20/2036		$4,000	3,561

MASTR Specialized Loan Trust
5.105% due 06/25/2046 •		283	267
5.215% due 01/25/2037 •		250	100
5.365% due 02/25/2036 •		229	218

MF1 LLC
6.906% due 06/19/2037 •		3,500	3,468

MF1 Ltd.
5.809% due 07/16/2036 •		3,500	3,424
5.841% due 10/16/2036 •		3,800	3,683

MF1 Multifamily Housing Mortgage Loan Trust
5.624% due 07/15/2036 •		1,694	1,659

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
5.775% due 11/25/2034 •		$483	$467

Morgan Stanley Capital, Inc. Trust
5.205% due 03/25/2036 •		32	26

Mountain View CLO LLC
5.832% due 01/16/2031 •		4,200	4,153

Ownit Mortgage Loan Trust
5.745% due 10/25/2036 ^•		3,178	2,957

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.645% due 12/25/2034 •		1,352	1,311

PFP Ltd.
5.534% due 04/14/2038 •		407	398
6.934% due 08/19/2035 •		3,400	3,392

Ready Capital Mortgage Financing LLC
6.218% due 01/25/2037 •		3,700	3,630

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		927	275

Residential Asset Mortgage Products Trust
5.285% due 12/25/2035 •		348	309
5.385% due 02/25/2036 ~		1,000	938

Residential Asset Securities Corp. Trust
5.085% due 10/25/2036 •		1,272	1,217
5.460% due 03/25/2036 •		3,900	3,603

Santander Drive Auto Receivables Trust
3.980% due 01/15/2025		2,210	2,205
4.050% due 07/15/2025		1,783	1,779
4.370% due 05/15/2025		3,166	3,158

Sound Point CLO Ltd.
5.788% due 10/20/2030 •		3,800	3,744
5.798% due 07/25/2030 ~		3,570	3,522
5.858% due 10/20/2028 •		1,479	1,474

Soundview Home Loan Trust
5.520% due 06/25/2035 •		378	363

Starwood Commercial Mortgage Trust
5.854% due 07/15/2038 ~		1,950	1,932

Starwood Mortgage Trust
5.908% due 11/15/2038 •		3,800	3,727

Stonepeak ABS
2.301% due 02/28/2033		2,827	2,613

Structured Asset Investment Loan Trust
5.745% due 05/25/2035 •		1,800	1,750

Structured Asset Securities Corp. Mortgage Loan Trust
5.265% due 02/25/2037 •		1,013	968
5.850% due 11/25/2035 •		500	484

Sunrun Demeter Issuer
2.270% due 01/30/2057		3,662	2,939

TIAA CLO Ltd.
5.942% due 01/16/2031 •		3,700	3,658

Towd Point HE Trust
0.918% due 02/25/2063 ~		1,382	1,294

Venture CLO Ltd.
5.852% due 07/15/2031 •		4,400	4,347
5.858% due 07/20/2030 •		3,484	3,445

Vibrant CLO Ltd.
5.913% due 06/20/2029 ~		1,492	1,477

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •		2,248	2,226

Total Asset-Backed Securities (Cost $179,208)			176,467

SOVEREIGN ISSUES 2.0%

Israel Government International Bond
2.750% due 07/03/2030		4,100	3,714

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		5,300	5,255

Peru Government International Bond
5.940% due 02/12/2029	PEN	100	25

Provincia de Buenos Aires
73.663% due 04/12/2025	ARS	4,288	9

Romania Government International Bond
2.000% due 01/28/2032	EUR	4,000	3,071
3.624% due 05/26/2030		3,400	3,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	219,000	$13,098

Total Sovereign Issues (Cost $31,235)			28,300

SHORT-TERM INSTRUMENTS 69.7%

COMMERCIAL PAPER 1.8%

Amcor Flexibles North America, Inc.
5.030% due 04/05/2023		$1,800	1,799

BAT International Finance PLC
5.910% due 05/30/2023		2,600	2,576

Constellation Brands, Inc.
5.260% due 04/04/2023		1,400	1,399
5.900% due 04/20/2023		3,000	2,991

Crown Castle, Inc.
5.740% due 04/11/2023		2,800	2,795

Duke Energy Corp.
5.500% due 04/18/2023		4,300	4,289

Edison International
5.550% due 05/11/2023		1,300	1,292

NextEra Energy Capital Holdings, Inc.
5.900% due 04/17/2023		6,500	6,484

Walgreens Boots
5.800% due 05/03/2023 (b)		2,000	1,990

			25,615

REPURCHASE AGREEMENTS (d) 63.6%
			882,341

SHORT-TERM NOTES 4.3%

Federal Home Loan Bank
4.850% due 05/09/2023 - 05/18/2023 •		44,300	44,299
4.860% due 05/26/2023 •		14,800	14,800

			59,099

Total Short-Term Instruments (Cost $967,062)			967,055

Total Investments in Securities (Cost $1,934,053)			1,894,480

		SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short Asset Portfolio		2,212,067	21,231

PIMCO Short-Term Floating NAV Portfolio III		19,734	192

Total Short-Term Instruments (Cost $22,248)			21,423

Total Investments in Affiliates (Cost $22,248)			21,423

Total Investments 138.0% (Cost $1,956,301)			$1,915,903

Financial Derivative Instruments (e)(g) (0.1)% (Cost or Premiums, net $4,049)			(1,949)

Other Assets and Liabilities, net (37.9)%			(526,013)

Net Assets 100.0%			$1,387,941

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	103

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.820%	04/03/2023	04/04/2023	$286,300	U.S. Treasury Inflation Protected Securities 0.375% due 01/15/2027	$(291,714)	$286,300	$286,300
	4.890	03/31/2023	04/03/2023	100	U.S. Treasury Inflation Protected Securities 0.125% due 02/15/2051	(103)	100	100
BRC	4.830	04/03/2023	04/04/2023	119,000	Ginnie Mae 2.500% due 08/20/2051	(123,088)	119,000	119,000
	4.890	03/31/2023	04/03/2023	394,700	U.S. Treasury Bonds 4.625% due 02/15/2040	(226,392)	394,700	394,861
					U.S. Treasury Notes 3.500% due 01/31/2028	(178,920)
FICC	2.200	03/31/2023	04/03/2023	1,941	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(1,980)	1,941	1,941
RCY	4.920	03/31/2023	04/03/2023	80,300	U.S. Treasury Notes 0.625% due 05/15/2030	(82,321)	80,300	80,333

Total Repurchase Agreements						$(904,518)	$882,341	$882,535

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.2)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2053	$43,300	$(37,190)	$(37,365)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2052	21,200	(20,751)	(20,778)

Total Short Sales (4.2)%				$(57,941)	$(58,143)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$286,400	$0	$0	$286,400	$(291,817)	$(5,417)
BRC	513,861	0	0	513,861	(528,400)	(14,539)
FICC	1,941	0	0	1,941	(1,980)	(39)
RCY	80,333	0	0	80,333	(82,321)	(1,988)

Total Borrowings and Other Financing Transactions	$882,535	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(853) at a weighted average interest rate of 3.385%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

104	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	69	$	69	$(37)	$(7)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	33		33	(14)	(5)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	33		33	(21)	(7)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	69		69	(63)	(9)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	344		860	(410)	(1,151)

Total Written Options						$(545)	$(1,179)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2023	27	$	6,442	$(72)	$2	$0
U.S. Treasury 2-Year Note June Futures	06/2023	1,500		309,680	1,756	211	0
U.S. Treasury 5-Year Note June Futures	06/2023	2,000		219,016	4,497	453	0
U.S. Treasury 10-Year Note June Futures	06/2023	2,270		260,873	7,053	780	0

					$13,234	$1,446	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Japan Government 10-Year Bond June Futures	06/2023	43	$	(47,970)	$(885)	$162	$0
U.S. Treasury Long-Term Bond June Futures	06/2023	105		(13,771)	(575)	0	(105)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	829		(100,426)	(2,456)	0	(453)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	140		(19,758)	(649)	0	(188)

					$(4,565)	$162	$(746)

Total Futures Contracts					$8,669	$1,608	$(746)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2027	0.833%	$	3,500	$(149)	$173	$24	$6	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.267		1,900	(86)	97	11	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.358		1,200	(2)	12	10	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.430		600	(10)	16	6	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.599		2,700	23	10	33	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		3,200	43	(5)	38	0	(1)
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		1,500	286	(110)	176	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928		2,900	(52)	62	10	2	0

							$53	$255	$308	$9	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380%	Semi-Annual	06/18/2028	JPY	2,460,000	$107	$(93)	$14	$0	$(18)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		85,900	9	2	11	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		150,000	0	12	12	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		230,000	1	23	24	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		80,500	3	10	13	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		2,329,000	658	718	1,376	0	(30)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.662	Annual	04/19/2042		148,000	0	49	49	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		1,080,000	14	412	426	0	(5)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	105

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.788%	Annual	05/03/2027	$12,100	$(42)	$(865)	$(907)	$28	$0
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027	25,300	(96)	(1,430)	(1,526)	60	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/29/2027	7,300	(38)	(178)	(216)	19	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028	5,200	(11)	109	98	15	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030	3,000	(11)	48	37	12	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030	5,500	(19)	43	24	22	0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032	5,400	(25)	(147)	(172)	0	(28)
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033	1,000	(4)	18	14	5	0
Receive	1-Day USD-SOFR Compounded-OIS	2.617	Annual	02/15/2048	19,200	0	1,450	1,450	0	(196)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	27,500	5,367	1,248	6,615	0	(278)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053	1,900	(17)	65	48	24	0

						$5,896	$1,494	$7,390	$185	$(562)

Total Swap Agreements						$5,949	$1,749	$7,698	$194	$(563)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,608	$194	$1,802	$(1,179)	$(746)	$(563)	$(2,488)

(f)

Securities with an aggregate market value of $3,680 and cash of $27,743 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	140		$21	$0	$0
	04/2023	PEN	4,081		1,082	0	(2)
	04/2023		$200	ZAR	3,693	7	0
	05/2023	PEN	14,606		$3,808	0	(64)
	05/2023		$1,080	PEN	4,082	2	0

BPS	04/2023		33	ILS	121	0	0
	04/2023	ZAR	76,442		$4,213	0	(75)
	05/2023	EUR	23,498		25,222	0	(322)
	05/2023		$11,949	JPY	1,564,915	0	(91)

BRC	05/2023	GBP	25,644		$30,985	0	(676)
	05/2023		$3,321	EUR	3,045	0	(11)
	05/2023		4,490	ILS	15,466	0	(186)
	05/2023		146	ZAR	2,686	5	0
	05/2023	ZAR	9,560		$518	0	(17)

106	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

BSH	04/2023		$73	PEN	276	$0	$0

CBK	04/2023	BRL	31,611		$6,094	0	(142)
	04/2023		$6,222	BRL	31,611	15	0
	04/2023		1,002	PEN	3,995	60	0
	05/2023	ILS	15,477		$4,622	315	0
	05/2023	JPY	285,000		2,150	0	(10)
	05/2023	PEN	8,730		2,200	0	(113)
	05/2023		$8,659	EUR	8,091	137	0
	05/2023		1,333	GBP	1,108	35	0
	06/2023		5,653	PEN	21,551	45	0
	07/2023	PEN	9,535		$2,349	0	(170)
	08/2023		$292	PEN	1,142	9	0

DUB	04/2023	BRL	5,497		$1,031	0	(54)
	04/2023		$1,082	BRL	5,497	3	0
	04/2023	ZAR	13,526		$742	0	(17)
	07/2023		$1,031	BRL	5,586	53	0

GLM	04/2023	BRL	37,063		$7,295	0	(17)
	04/2023		$6,833	BRL	37,063	480	0
	05/2023	ZAR	97,685		$5,845	377	0

JPM	05/2023		17,023		931	0	(22)

MBC	04/2023	ILS	177		52	2	0
	05/2023	CNH	20,245		3,017	63	0
	05/2023	ZAR	15,108		808	0	(38)

RBC	05/2023	AUD	5,433		3,805	167	0
	05/2023	JPY	179,200		1,337	0	(21)
	05/2023	MXN	433		23	0	(1)

UAG	05/2023		$2,809	CNH	19,465	31	0

Total Forward Foreign Currency Contracts						$1,806	$(2,049)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000%	04/28/2023	2,800	$(13)	$(17)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	2,800	(13)	(8)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	3,100	(22)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	3,100	(22)	(31)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	7,800	(54)	(17)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	7,800	(54)	(76)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	10,600	(83)	(38)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	10,600	(83)	(105)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	6,700	(36)	(30)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	6,700	(37)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	900	(9)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	900	(13)	(11)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	11,800	(77)	(23)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	11,800	(77)	(125)

Total Written Options							$(593)	$(490)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	0.974%	$2,700	$(113)	$115	$2	$0

MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	2,700	(153)	17	0	(136)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611	3,000	(267)	69	0	(198)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	5,100	(229)	31	0	(198)

Total Swap Agreements							$(762)	$232	$2	$(532)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	107

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$9	$0	$0	$9	$(66)	$(25)	$0	$(91)	$(82)	$0	$(82)
BPS	0	0	0	0	(488)	0	0	(488)	(488)	378	(110)
BRC	5	0	0	5	(890)	0	0	(890)	(885)	763	(122)
CBK	616	0	0	616	(435)	0	0	(435)	181	(300)	(119)
DUB	56	0	0	56	(71)	0	0	(71)	(15)	0	(15)
GLM	857	0	0	857	(17)	(317)	0	(334)	523	(570)	(47)
GST	0	0	2	2	0	0	0	0	2	0	2
JPM	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
MBC	65	0	0	65	(38)	0	0	(38)	27	0	27
MYC	0	0	0	0	0	0	(532)	(532)	(532)	679	147
NGF	0	0	0	0	0	(148)	0	(148)	(148)	0	(148)
RBC	167	0	0	167	(22)	0	0	(22)	145	0	145
UAG	31	0	0	31	0	0	0	0	31	0	31

Total Over the Counter	$1,806	$0	$2	$1,808	$(2,049)	$(490)	$(532)	$(3,071)

(h)

Securities with an aggregate market value of $1,820 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

108	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,608	$1,608
Swap Agreements	0	9	0	0	185	194

	$0	$9	$0	$0	$1,793	$1,802

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,806	$0	$1,806
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$1,806	$0	$1,808

	$0	$11	$0	$1,806	$1,793	$3,610

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,179	$1,179
Futures	0	0	0	0	746	746
Swap Agreements	0	1	0	0	562	563

	$0	$1	$0	$0	$2,487	$2,488

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,049	$0	$2,049
Written Options	0	0	0	0	490	490
Swap Agreements	0	532	0	0	0	532

	$0	$532	$0	$2,049	$490	$3,071

	$0	$533	$0	$2,049	$2,977	$5,559

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(57,995)	$(57,995)
Swap Agreements	0	(2,899)	0	0	4,767	1,868

	$0	$(2,899)	$0	$0	$(53,228)	$(56,127)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,753	$0	$17,753
Purchased Options	0	0	0	0	(42)	(42)
Written Options	0	0	0	644	(559)	85
Swap Agreements	0	86	0	0	0	86

	$0	$86	$0	$18,397	$(601)	$17,882

	$0	$(2,813)	$0	$18,397	$(53,829)	$(38,245)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(525)	$(525)
Futures	0	0	0	0	23,805	23,805
Swap Agreements	0	(278)	0	0	2,113	1,835

	$0	$(278)	$0	$0	$25,393	$25,115

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,036	$0	$2,036
Written Options	0	0	0	0	2,338	2,338
Swap Agreements	0	22	0	0	0	22

	$0	$22	$0	$2,036	$2,338	$4,396

	$0	$(256)	$0	$2,036	$27,731	$29,511

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	109

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$3,496	$3,496
Corporate Bonds & Notes
Banking & Finance	0	140,478	0	140,478
Industrials	0	72,506	0	72,506
Utilities	0	29,515	0	29,515
U.S. Government Agencies	0	203,639	0	203,639
U.S. Treasury Obligations	0	156,669	0	156,669
Non-Agency Mortgage-Backed Securities	0	116,355	0	116,355
Asset-Backed Securities	0	176,467	0	176,467
Sovereign Issues	0	28,300	0	28,300
Short-Term Instruments
Commercial Paper	0	25,615	0	25,615
Repurchase Agreements	0	882,341	0	882,341
Short-Term Notes	0	59,099	0	59,099

	$0	$1,890,984	$3,496	$1,894,480

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$21,423	$0	$0	$21,423

Total Investments	$21,423	$1,890,984	$3,496	$1,915,903

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(58,143)	$0	$(58,143)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	162	1,640	0	1,802
Over the counter	0	1,808	0	1,808

	$162	$3,448	$0	$3,610

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,488)	0	(2,488)
Over the counter	0	(3,071)	0	(3,071)

	$0	$(5,559)	$0	$(5,559)

Total Financial Derivative Instruments	$162	$(2,111)	$0	$(1,949)

Totals	$21,585	$1,830,730	$3,496	$1,855,811

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

110	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.3%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%

Preferred Term Securities Ltd.
5.994% (US0003M + 0.860%) due 07/03/2033 ~	$152	$141

Total Corporate Bonds & Notes (Cost $125)		141

U.S. GOVERNMENT AGENCIES 157.3%

Fannie Mae
0.000% due 04/25/2043 - 10/25/2045 •	430	330
0.000% due 07/25/2043 ~	328	254
0.000% due 07/25/2044 - 08/25/2055 ~(a)	953	42
0.200% due 02/25/2043 •(a)	136	1
0.755% due 06/25/2044 •(a)	253	21
1.155% due 11/25/2049 •(a)	79	12
1.740% due 11/25/2035 •(a)	500	38
2.000% due 08/25/2042	593	510
2.000% due 01/25/2052 (a)	791	105
2.241% due 01/25/2031 ~(a)	1,718	158
2.425% due 04/01/2035 •	13	13
2.500% due 07/01/2046 - 12/01/2046	228	197
2.500% due 02/25/2051 (a)	535	88
2.898% due 04/01/2033 •	13	13
2.944% due 07/25/2039	135	122
3.000% due 07/25/2045 - 02/01/2057	1,312	1,084
3.000% due 04/25/2046 (a)	118	14
3.148% due 08/25/2050 •	172	163
3.175% due 02/01/2036 •	99	97
3.252% due 09/01/2041 •	58	58
3.282% due 05/01/2035 •	20	21
3.378% due 03/01/2035 •	2	2
3.394% due 03/01/2035 •	6	6
3.419% due 11/01/2048 •	187	187
3.500% due 03/25/2044 - 01/01/2057	1,924	1,804
3.500% due 04/25/2046 (a)	45	3
3.505% due 07/01/2035 •	13	13
3.575% due 02/01/2026	500	488
3.641% due 01/01/2035 •	10	10
3.675% due 09/01/2034 •	22	22
3.682% due 11/01/2034 •	3	3
3.705% due 10/01/2035 •	2	2
3.720% due 10/01/2035 •	13	13
3.750% due 02/01/2035 •	15	15
3.755% due 10/01/2032 •	89	87
3.770% due 05/01/2038 •	225	228
3.773% due 07/01/2035 •	6	6
3.777% due 05/25/2035 ~	33	34
3.779% due 01/01/2036 •	75	77
3.795% due 12/01/2034 •	3	3
3.805% due 03/01/2035 •	3	3
3.960% due 02/01/2035 •	10	10
3.987% due 09/01/2035 •	11	11
3.993% due 08/01/2042 - 10/01/2044 •	311	296
4.000% due 06/01/2033 - 11/25/2045	822	755
4.030% due 11/01/2035 •	8	7
4.063% due 02/01/2035 •	7	7
4.101% due 10/01/2037 •	310	318
4.140% due 04/01/2028 «(c)	156	158
4.168% due 07/01/2035 •	19	19
4.217% due 02/01/2035 •	3	3
4.260% due 10/01/2028 •	2	2
4.272% due 02/01/2042 •	29	28
4.292% due 02/01/2035 •	6	5
4.371% due 05/01/2035 •	28	28
4.385% due 04/01/2033 «(c)	166	166
4.456% due 05/01/2035 •	4	4
4.500% due 05/25/2030 «(c)	200	201
4.500% due 09/01/2033 - 04/01/2059	1,654	1,636
4.514% due 11/01/2035 •	11	11
4.567% due 05/01/2035 •	34	35
4.590% due 06/01/2033 «	335	340
4.857% due 06/25/2033 •	10	9
4.877% due 06/25/2032 •	43	42

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.902% due 01/01/2035 •	$29	$30
4.957% due 11/25/2032 •	14	14
4.965% due 03/25/2034 •	37	37
4.995% due 08/25/2034 ~	2	2
5.071% due 12/25/2036 •	374	370
5.145% due 12/25/2048 •	396	386
5.245% due 03/25/2049 •	278	272
5.295% due 05/25/2023 - 07/25/2036 ~	215	213
5.343% due 01/01/2035 •	6	6
5.345% due 03/25/2032 •	75	75
5.345% due 11/25/2059 ~	1,132	1,103
5.461% due 01/01/2035 •	8	8
5.471% due 01/01/2035 •	14	15
5.495% due 02/25/2024 •	4	4
5.505% due 04/25/2037 ~	296	299
5.549% due 02/01/2035 •	4	4
5.845% due 04/25/2023 - 04/25/2032 •	31	31
6.390% due 03/01/2032 •	4	4
6.459% due 08/01/2027 •	16	16
6.500% due 09/25/2023 - 01/25/2032	16	17
6.500% due 04/25/2038 (a)	14	4
8.000% due 07/25/2034	246	270

Freddie Mac
0.000% due 05/15/2035 - 05/15/2041 •	316	293
0.000% due 08/15/2036 - 10/15/2041 ~(a)	292	14
0.000% due 08/15/2056 - 10/15/2058 (b)(e)	1,010	740
0.169% due 11/15/2040 •	121	91
1.516% due 01/15/2043 •(a)	1,001	107
2.000% due 11/25/2050 (a)	436	57
2.500% due 01/15/2045 - 09/01/2046	363	322
2.500% due 03/15/2052 (a)	380	59
2.500% due 10/15/2052 (a)	3,744	558
3.000% due 06/15/2037 - 12/25/2046	3,819	3,220
3.066% due 04/01/2035 •	8	8
3.230% due 02/01/2028 •	7	7
3.328% due 04/01/2035 •	14	14
3.500% due 01/15/2043 - 08/15/2045 (a)	411	66
3.500% due 10/15/2044 - 12/01/2048	1,169	1,036
3.520% due 09/01/2035 •	57	56
3.575% due 10/01/2039 •	208	211
3.655% due 08/15/2040 •	971	948
3.666% due 10/15/2040 •	953	932
3.743% due 08/01/2036 •	8	8
3.896% due 10/15/2037 •	75	74
3.990% due 04/15/2038 ~	305	299
3.991% due 02/01/2035 - 06/01/2035 •	12	12
3.996% due 01/01/2035 •	6	6
4.000% due 03/01/2035 •	2	2
4.000% due 03/15/2042 - 05/15/2048	2,397	2,150
4.000% due 09/15/2045 - 04/15/2046 (a)	1,001	161
4.009% due 11/01/2036 •	82	83
4.239% due 02/01/2035 •	4	4
4.265% due 09/01/2034 •	117	119
4.338% due 02/25/2045 •	81	79
4.339% due 11/01/2031 •	5	5
4.350% due 01/01/2034 •	3	3
4.445% due 05/01/2032 •	6	6
4.498% due 02/01/2035 •	1	1
4.500% due 04/01/2039 - 04/01/2044	323	323
4.934% due 05/15/2035 •	18	17
5.000% due 09/01/2033 - 03/01/2049	1,278	1,305
5.134% due 12/15/2031 •	24	24
5.184% due 09/15/2030 - 06/15/2042 •	191	188
5.500% due 11/01/2030 - 09/01/2039	812	837
5.500% due 10/15/2035 (a)	75	12
6.000% due 02/01/2024 - 05/01/2040	500	519
6.500% due 12/15/2023 - 03/15/2029	171	178
7.000% due 05/15/2037	488	533
8.000% due 06/15/2026	1	1

Ginnie Mae
0.000% due 12/20/2036 (b)(e)	113	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 06/20/2042 - 12/20/2045 ~(a)	$445	$12
0.000% due 08/20/2045 - 09/20/2045 •	223	162
2.000% due 03/20/2043	64	55
2.500% due 06/20/2051 - 07/20/2051	1,481	1,306
2.625% (H15T1Y + 1.500%) due 08/20/2026 ~	1	1
3.000% (H15T1Y + 1.500%) due 09/20/2024 - 07/20/2025 ~	1	0
3.000% due 02/15/2043 - 11/20/2067	5,168	4,760
3.500% due 02/15/2042 - 02/20/2053	12,317	11,604
3.500% due 08/20/2042 (a)	173	22
4.000% due 03/15/2045 - 04/20/2048	1,842	1,776
4.000% due 06/20/2045 (a)	362	55
4.070% due 01/15/2050	1,156	1,154
4.500% due 07/15/2039 - 02/20/2049	1,048	1,047
4.916% due 02/20/2068 •	24	24
4.996% due 05/20/2065 •	19	19
5.000% due 11/20/2034 - 12/20/2048	948	974
5.046% due 03/20/2061 •	19	19
5.206% due 01/20/2065 •	39	38
5.286% due 09/20/2063 •	257	257
5.316% due 09/20/2065 ~	562	556
5.500% due 09/15/2033 - 12/15/2039	103	108
5.566% due 04/20/2063 - 08/20/2063 •	1,016	1,018
5.616% due 07/20/2070 - 08/20/2070 •	2,456	2,466
5.816% due 10/20/2070 •	759	764
5.866% due 09/20/2063 •	157	158
6.000% due 05/20/2042	29	31
6.500% due 07/15/2024 - 08/15/2038	264	271

Ginnie Mae, TBA
2.500% due 05/01/2053	8,450	7,444
3.000% due 05/01/2053	4,050	3,692
3.500% due 05/01/2053	1,600	1,501
4.000% due 04/01/2053	2,000	1,896
4.500% due 05/01/2053	1,250	1,232
5.000% due 05/01/2053	3,000	3,001

Uniform Mortgage-Backed Security
2.000% due 01/01/2028 - 05/01/2036	2,449	2,223
2.500% due 06/01/2028 - 04/01/2052	12,157	10,619
3.000% due 06/01/2029 - 07/01/2052	23,894	21,661
3.000% due 03/01/2050 - 06/01/2050 (g)	5,382	4,888
3.500% due 12/01/2033 - 01/01/2052	10,994	10,425
3.500% due 08/01/2043 (g)	4,031	3,841
4.000% due 07/01/2033 - 06/01/2049	8,578	8,429
4.500% due 07/01/2039 - 04/01/2049	1,274	1,275
5.500% due 08/01/2024 - 11/01/2039	263	272
6.000% due 08/01/2023 - 11/01/2040	516	537
6.500% due 11/01/2028 - 11/01/2037	234	244

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2053	900	707
2.000% due 04/01/2038 - 05/01/2053	17,800	14,768
2.500% due 04/01/2038 - 05/01/2053	14,550	12,675
3.000% due 04/01/2038 - 05/01/2053	2,500	2,271
3.500% due 04/01/2038 - 05/01/2053	11,000	10,279
4.000% due 05/01/2053	14,300	13,684
4.500% due 04/01/2038 - 05/01/2053	26,800	26,318
5.000% due 05/01/2053	18,000	17,952
5.500% due 04/01/2053 - 05/01/2053	11,000	11,109
6.000% due 05/01/2053	4,500	4,591
6.500% due 04/01/2053 - 05/01/2053	9,300	9,583

Total U.S. Government Agencies (Cost $275,830)		265,182

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.1%

BAMLL Commercial Mortgage Securities Trust
5.884% due 03/15/2034 •	1,000	977

Banc of America Funding Trust
4.412% due 01/20/2047 ^~	110	99
5.341% due 05/20/2035 ^•	22	18

Banc of America Mortgage Trust
5.750% due 07/20/2032 ~	1	1

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.125% due 01/25/2035 •	6	5

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	111

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2036	$1,000	$980

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	1,939	1,578
5.645% due 08/25/2035 ^•	141	136

Commercial Mortgage Trust
5.985% due 12/15/2038 •	1,750	1,622

Countrywide Alternative Loan Trust
4.961% due 07/20/2046 ^•	40	30
5.041% due 09/20/2046 •	292	200
5.265% due 05/25/2035 •	191	167
5.345% due 09/25/2046 ^•	412	291
5.345% due 10/25/2046 ^~	42	31
5.525% due 10/25/2046 ^•	323	229

Countrywide Home Loan Mortgage Pass-Through Trust
3.297% due 04/25/2035 ~	250	195
4.011% due 06/19/2031 ~	20	19
5.425% due 04/25/2035 ~	50	44
5.525% due 03/25/2036 •	12	6
5.545% due 02/25/2036 ^•	1	1
5.765% due 09/25/2034 •	57	46

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	168	137

GreenPoint Mortgage Funding Trust
5.245% due 10/25/2046 ^•	135	117
5.245% due 12/25/2046 ^•	177	158
5.385% due 04/25/2036 ^•	37	34
5.485% due 09/25/2046 ^•	353	270
5.525% due 10/25/2046 ^•	338	228

GS Mortgage Securities Corp. Trust
5.834% due 07/15/2031 •	1,100	975

GS Mortgage-Backed Securities Trust
2.500% due 11/25/2051 ~	3,136	2,553
2.500% due 12/25/2051 ~	262	213
2.500% due 02/25/2052 ~	519	422

GSR Mortgage Loan Trust
5.365% due 08/25/2046 •	173	46

HarborView Mortgage Loan Trust
5.241% due 03/19/2036 ^•	21	18

HomeBanc Mortgage Trust
5.205% due 12/25/2036 •	6	6

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	944	887

IndyMac INDX Mortgage Loan Trust
3.529% due 08/25/2036 ~	1,421	1,198
5.245% due 06/25/2046 •	52	40
5.245% due 11/25/2046 •	125	108

JP Morgan Mortgage Trust
3.000% due 01/25/2052 ~	868	737
3.000% due 04/25/2052 ~	844	717
5.517% due 11/25/2049 •	67	64

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	485	454
3.508% due 11/24/2042 «•	578	547
4.250% due 09/29/2046 «	886	855

Lehman XS Trust
5.485% due 11/25/2046 ^~	344	249

MASTR Adjustable Rate Mortgages Trust
5.445% due 05/25/2047 ^~	3	3
5.525% due 05/25/2047 ^~	450	360

MASTR Alternative Loan Trust
5.245% due 03/25/2036 ^~	961	101

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.384% due 11/15/2031 •	20	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MFA Trust
1.381% due 04/25/2065 ~	$248	$225

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	879	820
2.750% due 11/25/2059 ~	500	470

OBX Trust
3.000% due 01/25/2052 ~	383	325

Residential Accredit Loans, Inc. Trust
3.926% due 08/25/2035 ^~	147	56
5.245% due 12/25/2046 ^•	97	82
5.305% due 05/25/2037 ^•	18	15
5.385% due 05/25/2046 ^•	67	52

Sequoia Mortgage Trust
5.461% due 10/19/2026 ~	13	13
5.521% due 10/20/2027 •	2	2

Structured Asset Mortgage Investments Trust
5.421% due 09/19/2032 •	6	6

Thornburg Mortgage Securities Trust
4.047% due 10/25/2046 •	41	38

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	743	655
2.710% due 01/25/2060 ~	606	566
5.845% due 05/25/2058 •	221	219

UBS-Barclays Commercial Mortgage Trust
1.022% due 04/10/2046 ~(a)	452	0

WaMu Mortgage Pass-Through Certificates Trust
5.845% due 07/25/2044 •	35	32
5.895% due 12/25/2045 ~	265	215

Washington Mutual Mortgage Pass-Through Certificates Trust
3.858% due 12/25/2046 •	116	91

Total Non-Agency Mortgage-Backed Securities (Cost $24,860)		22,073

ASSET-BACKED SECURITIES 5.6%

Aegis Asset-Backed Securities Trust
5.545% due 03/25/2035 ~	376	358

Amortizing Residential Collateral Trust
5.545% due 10/25/2031 •	4	4

AMRESCO Residential Securities Corp. Mortgage Loan Trust
5.475% due 09/25/2028 •	1	1

Arbor Realty Commercial Real Estate Notes Ltd.
6.034% due 11/15/2036 •	1,400	1,371

Centex Home Equity Loan Trust
5.145% due 01/25/2032 •	7	7

Citigroup Mortgage Loan Trust
5.005% due 12/25/2036 •	583	326

Countrywide Asset-Backed Certificates
5.345% due 03/25/2037 •	93	86

Countrywide Asset-Backed Certificates Trust
4.985% due 04/25/2047 •	100	95
5.095% due 02/25/2036 •	509	457

EMC Mortgage Loan Trust
6.345% due 08/25/2040 •	27	26

Fremont Home Loan Trust
4.980% due 10/25/2036 •	454	378

GSAA Home Equity Trust
5.445% due 03/25/2037 •	185	76

GSAMP Trust
4.975% due 12/25/2046 •	415	229
4.985% due 12/25/2036 •	825	443

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
5.445% due 11/25/2032 •	$3	$2

HSI Asset Securitization Corp. Trust
4.985% due 01/25/2037 ~	296	231

Morgan Stanley ABS Capital, Inc. Trust
4.915% due 10/25/2036 •	415	201
4.975% due 01/25/2037 •	902	366

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •	509	147

PRET LLC
1.744% due 07/25/2051 þ	2,513	2,348
3.721% due 07/25/2051 þ	950	895

Residential Asset Securities Corp. Trust
5.095% due 11/25/2036 ^•	609	528

Saxon Asset Securities Trust
6.595% due 12/25/2037 •	174	146

Securitized Asset-Backed Receivables LLC Trust
5.490% due 01/25/2035 •	125	124

Structured Asset Investment Loan Trust
5.465% due 01/25/2036 ~	731	655

United National Home Loan Owner Trust
6.910% due 03/25/2025 ^þ	12	12

Total Asset-Backed Securities (Cost $10,305)		9,512

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (f) 1.1%
		1,873

U.S. TREASURY BILLS 0.1%
4.710% due 04/25/2023 (d)(e)(j)	253	252

Total Short-Term Instruments (Cost $2,125)		2,125

Total Investments in Securities (Cost $313,245)		299,033

	SHARES
INVESTMENTS IN AFFILIATES 11.8%

SHORT-TERM INSTRUMENTS 11.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.8%

PIMCO Short-Term Floating NAV Portfolio III	2,039,111	19,824

Total Short-Term Instruments (Cost $19,820)		19,824

Total Investments in Affiliates (Cost $19,820)		19,824

Total Investments 189.1% (Cost $333,065)		$318,857

Financial Derivative Instruments (h)(i) 0.3% (Cost or Premiums, net $1,733)		471

Other Assets and Liabilities, net (89.4)%		(150,730)

Net Assets 100.0%		$168,598

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

112	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.830%	03/23/2023	05/17/2023	$1,691	U.S. Treasury Notes 1.375% due 12/31/2028	$(1,690)	$1,691	$1,694
FICC	2.200	03/31/2023	04/03/2023	182	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(186)	182	182

Total Repurchase Agreements						$(1,876)	$1,873	$1,876

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
SAL	4.890%	03/13/2023	04/13/2023	$ (7,985)	$(8,008)

Total Reverse Repurchase Agreements					$(8,008)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (24.7)%
Ginnie Mae, TBA	2.000%	04/01/2053	$7,000	$(5,934)	$(5,947)
Ginnie Mae, TBA	4.000	04/01/2053	1,650	(1,585)	(1,589)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2038	5,000	(4,388)	(4,396)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2053	13,105	(11,735)	(11,772)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2053	13,500	(12,281)	(12,545)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2053	3,200	(2,956)	(2,976)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2038	700	(675)	(689)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2053	1,700	(1,713)	(1,717)

Total U.S. Government Agencies				(41,267)	(41,631)

U.S. Treasury Obligations (1.0)%
U.S. Treasury Notes	1.375%	12/31/2028	1,900	(1,670)	(1,703)

Total Short Sales (25.7)%				$(42,937)	$(43,334)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$1,694	$0	$0	$0	$1,694	$(1,690)	$4
FICC	182	0	0	0	182	(186)	(4)
SAL	0	(8,008)	0	0	(8,008)	8,162	154

Master Securities Forward Transaction Agreement
BPG	0	0	0	(1,703)	(1,703)	0	(1,703)

Total Borrowings and Other Financing Transactions	$1,876	$(8,008)	$0	$(1,703)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	113

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(8,008)	$0	$0	$(8,008)

Total Borrowings	$0	$(8,008)	$0	$0	$(8,008)

Payable for reverse repurchase agreements					$(8,008)

(g)	Securities with an aggregate market value of $8,432 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(23,615) at a weighted average interest rate of 2.932%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $20 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract March Futures	06/2023	46	$	10,940	$(49)	$0	$(1)
U.S. Treasury 5-Year Note June Futures	06/2023	50		5,475	112	11	0
U.S. Treasury 10-Year Note June Futures	06/2023	268		30,799	854	92	0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	24		2,907	103	13	0

					$1,020	$116	$(1)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract September Futures	12/2023	46	$	(10,970)	$45	$1	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	8		(1,129)	(45)	0	(11)

					$0	$1	$(11)

Total Futures Contracts					$1,020	$117	$(12)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$	7,200	$0	$218	$218	$3	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		9,825	141	(124)	17	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		3,700	346	(53)	293	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		2,100	147	(5)	142	0	(5)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		1,800	63	(62)	1	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	3.205	Annual	11/09/2029		1,600	13	0	13	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	3.217	Annual	11/09/2029		1,700	14	(2)	12	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	3.218	Annual	11/09/2029		1,600	13	(2)	11	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		900	79	(5)	74	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.513	Annual	03/08/2030		1,800	13	(41)	(28)	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	3.635	Annual	03/08/2030		300	2	(9)	(7)	0	(1)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		4,400	62	(15)	47	0	(19)
Receive	1-Day USD-SOFR Compounded-OIS	2.313	Annual	07/08/2032		500	2	38	40	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	2.998	Annual	09/16/2032		1,400	13	17	30	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	3.275	Annual	10/06/2032		3,300	0	(8)	(8)	0	(17)

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.275%	Annual	11/09/2032	$	4,900	$0	$(12)	$(12)	$0	$(25)
Receive	1-Day USD-SOFR Compounded-OIS	3.368	Annual	11/28/2032		5,000	38	(92)	(54)	0	(26)
Receive	1-Day USD-SOFR Compounded-OIS	3.453	Annual	03/08/2033		1,100	4	(27)	(23)	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	3.505	Annual	03/08/2033		2,000	23	(75)	(52)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.510	Annual	03/08/2033		300	(3)	11	8	2	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		2,475	(44)	13	(31)	14	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		26,500	18	291	309	10	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		19,000	151	901	1,052	3	0
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	04/05/2025		11,600	13	700	713	0	(10)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	05/04/2025		16,300	19	909	928	0	(19)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		32,300	51	3,308	3,359	0	(36)
Receive	3-Month USD-LIBOR	0.834	Semi-Annual	08/10/2026		1,000	0	101	101	0	(2)

Total Swap Agreements							$1,178	$5,975	$7,153	$32	$(243)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$117	$32	$149	$0	$(12)	$(243)	$(255)

Cash of $2,894 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	09/18/2023	8,200	$ 18	$4
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.883	04/06/2023	1,700	7	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.565	04/06/2023	1,000	3	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.810	04/06/2023	500	2	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.600	04/06/2023	1,500	7	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	01/24/2024	100	0	0

BPS	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550	04/06/2023	1,000	3	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/20/2023	500	10	10
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	12/20/2023	1,500	30	19
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/05/2024	5,000	34	88

BRC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/20/2023	500	10	10
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	12/20/2023	1,600	32	20
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.210	03/08/2024	1,500	32	53
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	03/08/2024	1,500	32	17

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/09/2024	4,100	30	73
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.380	04/06/2023	400	8	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.285	04/14/2023	400	10	0

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	01/31/2024	11,500	15	20
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.100	02/01/2024	11,000	25	35
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	04/06/2023	2,100	10	43
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.332	04/06/2023	2,600	27	2
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.875	01/03/2024	100	3	3
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.625	01/03/2024	100	3	1
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.040	01/11/2024	2,000	19	14
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.040	01/11/2024	2,000	19	15
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/07/2024	5,000	36	89
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/28/2024	2,000	16	37
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	03/04/2024	2,000	15	37

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	115

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	09/18/2023	8,000	$18	$4
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.100	02/01/2024	10,000	19	32

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	02/02/2024	20,000	16	35
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.713	04/06/2023	600	2	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.945	04/06/2023	500	2	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	04/06/2023	5,200	41	2
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.984	04/06/2023	2,600	20	1
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.546	05/04/2023	400	3	10
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	05/04/2023	2,100	16	52
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.770	12/21/2023	4,800	97	88
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	12/21/2023	4,800	97	64
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.274	04/06/2023	2,600	27	5
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.363	04/06/2023	5,200	55	3
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.368	04/06/2023	2,600	28	1
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.433	02/27/2024	900	7	13
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.348	04/13/2023	400	8	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	04/20/2023	400	10	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.273	04/20/2023	400	9	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/21/2023	500	15	1

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.915	04/06/2023	1,000	4	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.593	04/06/2023	1,600	7	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.979	02/01/2024	200	0	0

							$ 957	$903

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	$	99.285	04/06/2023	3,000	$4	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		99.367	04/06/2023	2,500	4	0

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		94.109	04/06/2023	4,000	23	1

						$31	$1

Total Purchased Options						$988	$904

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750%	09/18/2023	4,100	$(7)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	4,100	(6)	(1)
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/06/2023	2,400	(9)	(14)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/14/2023	2,300	(10)	(15)
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.600	02/01/2024	11,000	(12)	(19)
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750	09/18/2023	4,000	(7)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	4,000	(6)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.600	02/01/2024	10,000	(10)	(17)
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.739	04/06/2023	1,400	(4)	0
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/13/2023	2,300	(8)	(15)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/20/2023	4,600	(20)	(16)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/21/2023	2,500	(13)	(9)
NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.495	04/06/2023	2,800	(22)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.743	04/06/2023	1,600	(4)	0

							$ (138)	$(109)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$	95.594	04/06/2023	600	$(5)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		96.719	04/06/2023	2,000	(15)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		97.469	04/06/2023	1,600	(11)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		97.891	04/06/2023	1,000	(5)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		99.469	04/06/2023	1,600	(8)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		99.891	04/06/2023	1,000	(4)	0

116	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$	93.844	04/06/2023	1,500	$(8)	$(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		97.945	04/06/2023	2,200	(10)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053		98.859	04/06/2023	5,000	(22)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		100.367	04/06/2023	2,500	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		102.219	04/06/2023	2,500	(7)	0

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		94.773	04/06/2023	3,000	(18)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.469	04/06/2023	2,000	(16)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.594	04/06/2023	3,000	(24)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		96.016	04/06/2023	500	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		97.313	04/06/2023	2,000	(13)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		99.313	04/06/2023	2,000	(10)	(1)

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.516	04/06/2023	2,000	(16)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.625	04/06/2023	2,800	(22)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.719	04/06/2023	2,500	(9)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.969	04/06/2023	500	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		98.359	04/06/2023	2,900	(12)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053		99.188	04/06/2023	2,500	(10)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053		101.875	04/06/2023	3,000	(8)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2053		99.063	05/04/2023	2,500	(16)	(31)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2053		99.156	05/04/2023	500	(3)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		100.313	04/06/2023	3,000	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		102.156	04/06/2023	1,500	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		102.313	04/06/2023	1,500	(2)	0

						$(295)	$(218)

Total Written Options						$(433)	$(327)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$4	$0	$4	$0	$(11)	$0	$(11)	$(7)	$0	$(7)
BPS	0	117	0	117	0	0	0	0	117	(280)	(163)
BRC	0	100	0	100	0	0	0	0	100	0	100
CBK	0	73	0	73	0	(29)	0	(29)	44	0	44
DUB	0	296	0	296	0	(19)	0	(19)	277	(310)	(33)
GLM	0	36	0	36	0	(19)	0	(19)	17	0	17
JPM	0	0	0	0	0	(84)	0	(84)	(84)	0	(84)
MSC	0	1	0	1	0	(26)	0	(26)	(25)	0	(25)
MYC	0	277	0	277	0	(40)	0	(40)	237	(490)	(253)
SAL	0	0	0	0	0	(99)	0	(99)	(99)	250	151

Total Over the Counter	$0	$904	$0	$904	$0	$(327)	$0	$(327)

(j)

Securities with an aggregate market value of $250 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	117

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$117	$117
Swap Agreements	0	0	0	0	32	32

	$0	$0	$0	$0	$149	$149

Over the counter
Purchased Options	$0	$0	$0	$0	$904	$904

	$0	$0	$0	$0	$1,053	$1,053

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	0	0	0	243	243

	$0	$0	$0	$0	$255	$255

Over the counter
Written Options	$0	$0	$0	$0	$327	$327

	$0	$0	$0	$0	$582	$582

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,287)	$(2,287)
Swap Agreements	0	0	0	0	2,930	2,930

	$0	$0	$0	$0	$643	$643

Over the counter
Purchased Options	$0	$0	$0	$0	$123	$123
Written Options	0	0	0	0	875	875
Swap Agreements	0	0	0	0	47	47

	$0	$0	$0	$0	$1,045	$1,045

	$0	$0	$0	$0	$1,688	$1,688

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,125	$1,125
Swap Agreements	0	0	0	0	2,211	2,211

	$0	$0	$0	$0	$3,336	$3,336

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,945)	$(1,945)
Written Options	0	0	0	0	1,784	1,784
Swap Agreements	0	0	0	0	(36)	(36)

	$0	$0	$0	$0	$(197)	$(197)

	$0	$0	$0	$0	$3,139	$3,139

118	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$141	$0	$141
U.S. Government Agencies	0	264,317	865	265,182
Non-Agency Mortgage-Backed Securities	0	20,217	1,856	22,073
Asset-Backed Securities	0	9,512	0	9,512
Short-Term Instruments
Repurchase Agreements	0	1,873	0	1,873
U.S. Treasury Bills	0	252	0	252

	$0	$296,312	$2,721	$299,033

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,824	$0	$0	$19,824

Total Investments	$19,824	$296,312	$2,721	$318,857

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(41,631)	$0	$(41,631)
U.S. Treasury Obligations	0	(1,703)	0	(1,703)

	$0	$(43,334)	$0	$(43,334)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	149	0	149
Over the counter	0	904	0	904

	$0	$1,053	$0	$1,053

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(255)	0	(255)
Over the counter	0	(327)	0	(327)

	$0	$(582)	$0	$(582)

Total Financial Derivative Instruments	$0	$471	$0	$471

Totals	$19,824	$253,449	$2,721	$275,994

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(1)
Investments in Securities, at Value
U.S. Government Agencies	$0	$861	$0	$0	$0	$4	$0	$0	$865	$4
Non-Agency Mortgage-Backed Securities	2,168	0	(197)	(2)	(6)	(107)	0	0	1,856	(111)

Totals	$2,168	$861	$(197)	$(2)	$(6)	$(103)	$0	$0	$2,721	$(107)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
U.S. Government Agencies	$865	Proxy Pricing	Base Price	98.906 - 101.313	100.452
Non-Agency Mortgage-Backed Securities	1,856	Discounted Cash Flow	Discount Rate	4.978 - 5.181	5.076

Total	$2,721

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	119

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 211.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	$1,055	$928

Total Loan Participations and Assignments (Cost $1,042)		928

CORPORATE BONDS & NOTES 0.3%

BANKING & FINANCE 0.1%

Preferred Term Securities Ltd.
5.166% (US0003M + 0.300%) due 03/22/2037 ~	245	215
5.166% (US0003M + 0.300%) due 09/22/2037 ~	2,460	2,006
5.216% (US0003M + 0.350%) due 03/22/2038 ~	1,282	1,186
5.246% (US0003M + 0.380%) due 09/23/2035 ~	79	78
5.446% (US0003M + 0.580%) due 03/23/2035 ~	4,000	3,640

		7,125

INDUSTRIALS 0.0%

GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025	1,600	1,578

Times Square Hotel Trust
8.528% due 08/01/2026	1,584	1,576

		3,154

UTILITIES 0.2%

PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/2038	600	582
4.451% due 12/01/2049	12,000	11,131

		11,713

Total Corporate Bonds & Notes (Cost $21,787)		21,992

U.S. GOVERNMENT AGENCIES 141.4%

Fannie Mae
0.000% due 01/25/2033 - 10/25/2045 •	30,644	24,488
0.000% due 01/25/2033 - 05/25/2048 (b)(f)	13,009	9,812
0.000% due 06/25/2043 - 02/25/2052 •(a)	800,732	16,402
0.000% due 07/25/2044 - 02/25/2062 ~(a)	187,027	7,131
0.000% due 05/25/2051 ~	7,425	4,178
0.155% due 06/25/2050 •(a)	9,489	832
0.200% due 02/25/2043 •(a)	3,867	28
0.265% due 01/25/2044 ~(a)	1,201	10
0.338% due 03/25/2047 •	256	211
0.409% due 06/25/2043 •	1,953	1,582
0.476% due 11/25/2041 ~	751	574
0.755% due 06/25/2044 •(a)	3,362	281
1.105% due 10/25/2043 - 01/25/2050 •(a)	14,124	2,039
1.115% due 12/25/2036 •(a)	349	25
1.155% due 05/25/2046 - 11/25/2049 •(a)	67,016	8,691
1.155% due 09/25/2046 - 05/25/2049 ~(a)	19,100	2,127
1.175% due 09/25/2049 •(a)	4,669	427
1.205% due 10/25/2042 - 07/25/2059 •(a)	51,346	6,391
1.205% due 02/25/2047 - 06/25/2049 ~(a)	18,697	2,123
1.251% due 08/25/2033 •	445	402
1.255% due 06/25/2037 - 07/25/2050 •(a)	60,787	7,539
1.255% due 03/25/2043 - 05/25/2045 ~(a)	9,778	1,149

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.305% due 09/25/2041 - 01/25/2049 •(a)	$37,878	$4,581
1.305% due 11/25/2042 ~(a)	1,338	137
1.355% due 11/25/2044 - 05/25/2048 •(a)	24,423	3,238
1.355% due 11/25/2047 ~(a)	3,865	510
1.355% due 05/25/2048 •	6,605	5,525
1.405% due 08/25/2041 - 02/25/2043 •(a)	17,737	1,438
1.460% due 10/25/2046 ~(a)	6,868	219
1.473% due 01/25/2041 •	3,080	2,951
1.583% due 06/25/2048 ~	2,297	277
1.585% due 03/25/2042 ~(a)	915	136
1.755% due 09/25/2040 - 09/25/2042 •(a)	5,015	617
1.805% due 05/25/2036 •(a)	812	97
1.833% due 09/25/2037 •(a)	1,859	107
1.855% due 10/25/2026 - 08/25/2040 •(a)	890	19
1.905% due 09/25/2039 •(a)	63	8
1.955% due 12/25/2032 - 11/25/2036 •(a)	1,929	199
2.000% due 12/25/2042	90	56
2.000% due 11/25/2050 (a)	30,007	3,496
2.055% due 04/25/2038 •(a)	378	38
2.100% due 01/01/2047 •	108	101
2.241% due 01/25/2031 ~(a)	9,848	908
2.255% due 10/25/2034 •(a)	738	47
2.500% due 12/25/2027 - 09/25/2051 (a)	231,142	34,159
2.540% due 08/01/2026	10,833	10,198
2.855% due 08/25/2034 •(a)	321	24
2.969% due 03/25/2040 ~	84	84
3.000% due 11/25/2027 - 11/25/2051 (a)	168,918	24,737
3.000% due 06/25/2033 - 05/01/2058	42,588	38,326
3.000% due 04/01/2059 - 07/01/2060 (j)	64,879	58,298
3.225% due 04/01/2048 •	197	188
3.288% due 05/01/2047 •	631	612
3.430% due 03/01/2033	1,000	931
3.436% due 01/01/2035 •	118	117
3.500% due 10/25/2027 - 05/25/2051 (a)	181,654	32,427
3.500% due 05/25/2042 - 10/25/2042	883	814
3.510% due 08/01/2049 •	2,861	2,838
3.575% due 02/01/2026	12,198	11,896
3.649% due 06/01/2035 •	16	16
3.656% due 12/01/2048 •	1,148	1,146
3.664% due 12/01/2034 •	125	124
3.725% due 06/01/2048 •	137	132
3.750% due 05/25/2033 - 01/25/2044	30	29
3.780% due 09/01/2043 •	1,422	1,423
3.867% due 05/25/2042 ~	20	19
3.901% due 08/25/2043 ~	21	21
3.975% due 06/01/2048 •	114	111
4.000% due 01/25/2033 - 09/25/2051 (a)	119,161	24,011
4.000% due 06/01/2033 - 05/25/2050	9,224	8,700
4.140% due 04/01/2028 «(c)	10,571	10,721
4.317% due 01/01/2035 •	311	319
4.385% due 04/01/2033 «(c)	11,208	11,198
4.500% due 05/25/2030 «(c)	7,900	7,948
4.500% due 02/01/2038 - 04/01/2059	7,082	6,983
4.500% due 11/25/2044 - 07/25/2050 (a)	8,532	1,486
4.550% due 09/25/2024 ~	2	2
4.590% due 06/01/2033 «	24,223	24,566
5.000% due 11/01/2033 - 07/25/2040	176	173
5.000% due 06/25/2050 (a)	2,571	537
5.145% due 12/25/2047 •	42,839	41,567
5.290% due 02/25/2037 •	183	180
5.500% due 02/25/2029 (a)	5	0
5.500% due 01/25/2032 ~(a)	99	11
5.500% due 12/25/2034 - 11/01/2036	1,722	1,766

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.685% due 04/25/2048 •	$1,289	$1,289
5.695% due 07/25/2038 •	93	93
6.000% due 04/25/2032 - 02/25/2033 (a)	193	29
6.000% due 02/25/2034	87	90
6.139% due 12/25/2036 •	43	42
6.300% due 06/25/2031 ~	14	14
6.500% due 04/25/2038 (a)	226	66
7.000% due 12/25/2023 - 03/25/2049	71	77

Freddie Mac
0.000% due 06/15/2023 - 08/15/2057 (b)(f)	15,270	12,286
0.000% due 01/15/2033 - 12/15/2048 •	17,823	13,735
0.000% due 08/15/2036 - 08/15/2047 ~(a)	58,458	2,816
0.000% due 07/15/2037 - 08/15/2045 ~	5,307	3,957
0.000% due 08/15/2040 - 03/25/2052 •(a)	169,062	6,403
0.316% due 04/15/2042 •(a)	1,578	91
0.376% due 09/15/2041 •	478	344
0.407% due 02/15/2041 •	77	73
0.531% due 01/15/2041 •	717	650
0.598% due 07/25/2024 ~(a)	113,375	606
0.909% due 04/25/2034 ~(a)	133,898	8,845
1.155% due 04/25/2048 ~(a)	15,809	2,139
1.155% due 11/25/2049 •(a)	6,401	877
1.205% due 04/25/2049 - 06/25/2050 •(a)	59,679	6,676
1.205% due 11/25/2049 ~(a)	15,768	2,486
1.206% due 09/15/2043 •(a)	9,183	938
1.255% due 06/25/2050 - 08/25/2050 •(a)	41,475	5,322
1.305% due 05/25/2050 - 06/25/2050 •(a)	28,127	3,606
1.316% due 10/15/2036 - 06/15/2042 ~(a)	6,884	806
1.316% due 05/15/2042 - 08/15/2042 •(a)	14,423	1,705
1.355% due 07/25/2050 •(a)	27,421	4,416
1.366% due 08/15/2041 - 09/15/2044 •(a)	7,746	834
1.416% due 12/15/2042 - 02/15/2044 •(a)	9,424	1,194
1.466% due 08/15/2025 - 10/15/2048 •(a)	25,818	3,248
1.466% due 10/15/2040 - 01/15/2043 ~(a)	5,328	327
1.516% due 01/15/2033 ~(a)	2,262	151
1.516% due 08/15/2042 - 06/15/2048 •(a)	17,480	1,648
1.740% due 12/25/2050 •(a)	7,797	1,231
1.746% due 02/15/2037 •(a)	425	42
1.862% due 04/15/2032 •(a)	1,331	69
1.916% due 01/15/2041 ~(a)	313	28
1.966% due 02/15/2032 ~(a)	192	14
1.966% due 03/15/2035 •(a)	425	10
2.000% due 04/25/2031 - 01/25/2051 (a)	174,706	21,807
2.016% due 09/15/2026 - 09/15/2035 •(a)	606	36
2.016% due 07/15/2042 ~(a)	1,044	161
2.066% due 03/15/2037 •(a)	476	43
2.367% due 06/15/2042 •	564	570
2.500% due 09/15/2027 - 10/15/2052 (a)	210,021	28,854
2.709% due 10/25/2046 ~	1,295	1,251
3.000% due 04/15/2027 - 06/25/2051 (a)	263,581	39,636
3.000% due 05/15/2034 ~(a)	500	34
3.000% due 09/25/2045 - 12/25/2046	2,889	2,567
3.069% due 09/17/2032 •	8	7
3.210% due 09/25/2024 ~	13,400	12,075
3.314% due 12/15/2027 ~(a)	572	28
3.316% due 06/15/2031 •(a)	89	7
3.500% due 01/01/2038 - 04/15/2054	17,858	16,086
3.500% due 02/25/2041 - 08/25/2051 (a)	150,561	24,921
3.500% due 10/15/2047 ~(a)	857	166

120	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.631% due 05/15/2033 •	$3	$3
3.953% due 12/25/2047 ~	229	228
3.954% due 10/15/2038 •	2,958	2,882
4.000% due 02/15/2031 - 06/01/2048	35,755	34,893
4.000% due 03/15/2042 - 06/25/2051 (a)	146,019	29,657
4.000% due 05/15/2049 ~(a)	519	80
4.397% due 05/15/2033 •	8	8
4.452% due 10/15/2033 ~	150	146
4.500% due 08/01/2030 - 06/01/2048	2,853	2,861
4.500% due 07/15/2042 - 12/25/2050 (a)	39,554	7,293
4.915% due 12/25/2036 •	21,572	17,094
5.000% due 09/15/2046 ~(a)	802	146
5.000% due 05/25/2048 (a)	5,432	913
5.000% due 03/01/2049 (j)	20,356	20,764
5.281% due 12/15/2023 •(a)	26	0
5.500% due 02/15/2033 - 01/01/2038	803	826
5.500% due 05/15/2041 •	26	27
5.604% due 11/15/2034 •	6	6
6.000% due 07/15/2035	576	656
6.000% due 03/15/2044 (a)	539	115
6.800% due 05/15/2024 •(a)	23	1
7.000% due 03/01/2039	18	19
7.086% due 10/15/2023 •	1	1
14.045% due 10/25/2027 •	247	258

Ginnie Mae
0.000% due 05/20/2040 - 04/16/2053 ~(a)	54,256	1,696
0.000% due 06/20/2040 - 01/20/2044 (b)(f)	4,892	4,275
0.000% due 06/20/2045 - 09/20/2045 •	2,078	1,624
0.000% due 10/20/2047 - 06/20/2049 •(a)	59,995	1,455
0.025% due 08/16/2048 ~(a)	2,015	1
0.077% due 12/20/2040 •	1,045	909
0.112% due 12/20/2042 ~	367	302
0.152% due 05/16/2050 ~(a)	799	2
0.676% due 11/20/2046 •	25	22
0.779% due 05/20/2049 •(a)	3,859	249
0.789% due 09/20/2043 •(a)	1,086	29
0.789% due 01/20/2044 •	967	960
1.289% due 04/20/2046 - 09/20/2049 •(a)	38,361	4,114
1.289% due 09/20/2049 ~(a)	6,864	748
1.322% due 06/16/2039 •(a)	899	34
1.339% due 01/20/2035 - 12/20/2048 •(a)	7,613	670
1.359% due 12/20/2035 •(a)	12,168	617
1.372% due 11/16/2034 •(a)	345	9
1.439% due 10/20/2047 - 09/20/2048 •(a)	13,403	1,483
1.472% due 03/16/2035 •(a)	1,972	40
1.489% due 04/20/2048 •	5,933	5,576
1.672% due 01/16/2038 •(a)	989	10
1.722% due 02/16/2040 •(a)	1,716	122
1.807% due 05/16/2053 ~(a)	58	1
1.819% due 10/20/2033 •(a)	508	1
1.939% due 05/20/2041 •(a)	1,443	93
2.500% due 09/20/2050 (a)	5,156	228
2.625% due 08/20/2045 •	554	548
2.750% due 10/20/2044 •	725	713
2.846% due 10/20/2045 ~	425	387
3.000% due 02/20/2043 - 02/20/2052 (a)	23,772	2,026
3.000% due 09/20/2046 - 11/20/2067	63,425	57,390
3.000% due 04/20/2050 (j)	15,711	14,450
3.155% due 07/20/2066 •	269	266
3.500% due 03/20/2042 - 02/20/2053	51,755	48,456
3.500% due 11/20/2042 - 09/20/2046 (a)	6,561	1,130
3.500% due 09/20/2052 - 11/20/2052 (j)	193,427	181,485
3.758% due 08/20/2067 •	353	347
3.858% due 08/20/2068 •	572	557

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/20/2039 - 08/15/2048	$9,844	$9,506
4.000% due 10/16/2044 (a)	1,043	131
4.393% due 02/20/2069 •	1,074	1,066
4.439% due 10/20/2067 •	875	863
4.500% due 07/20/2039 - 09/20/2048	8,467	8,426
4.500% due 12/16/2041 - 05/20/2043 (a)	1,208	187
5.000% due 08/20/2034 - 01/20/2049	926	938
5.000% due 05/16/2043 (a)	801	134
5.011% due 03/20/2041 •	420	411
5.016% due 11/20/2060 •	622	619
5.066% due 03/20/2061 •	210	209
5.066% due 07/20/2067 ~	223	221
5.081% due 10/20/2062 •	22	22
5.086% due 08/20/2062 •	315	313
5.166% due 10/20/2065 ~	186	185
5.211% due 02/20/2049 •	1,443	1,415
5.280% due 03/20/2073 •	15,500	15,498
5.340% due 03/20/2071 •	40,994	40,840
5.349% due 02/20/2073 •	20,718	20,617
5.359% due 01/20/2073 •	21,822	21,781
5.366% due 07/20/2066 - 03/20/2068 •	351	343
5.379% due 12/20/2071 •	832	824
5.396% due 02/20/2068 •	900	886
5.400% due 03/20/2073 •	70,000	70,469
5.410% due 03/20/2073 «•	85,000	85,215
5.500% due 02/20/2034 - 04/20/2040	104	107
5.500% due 03/20/2073 •	100,000	101,017
5.616% due 03/20/2069 •	301	293
5.716% due 05/20/2070 •	127	126
6.000% due 07/20/2038 - 06/20/2041	256	272
6.059% due 03/20/2071 •	1,483	1,526
6.500% due 03/15/2035	393	409

Ginnie Mae, TBA
3.000% due 04/01/2053 - 05/01/2053	350,200	319,110
4.500% due 04/01/2053	76,380	75,237
5.000% due 04/01/2053 - 05/01/2053	39,000	39,043
5.500% due 05/01/2053	113,000	114,194

Uniform Mortgage-Backed Security
2.500% due 01/01/2033 - 09/01/2051	48,425	42,405
2.500% due 04/01/2051 - 01/01/2052 (j)	332,654	289,672
3.000% due 04/01/2031 - 07/01/2052	125,953	114,649
3.000% due 02/01/2040 - 06/01/2051 (j)	820,242	742,700
3.500% due 10/01/2034 - 06/01/2052	133,362	126,119
3.500% due 11/01/2049 - 06/01/2051 (j)	102,545	96,208
4.000% due 12/01/2036 - 08/01/2049	151,392	148,314
4.000% due 05/01/2048 (j)	27,993	27,268
4.500% due 04/01/2031 - 09/01/2052	22,975	22,982
5.000% due 06/01/2048 - 03/01/2049	5,560	5,618
6.000% due 05/01/2049 - 03/01/2053	340,996	348,474
6.000% due 01/01/2053 - 02/01/2053 (j)	159,984	163,455

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2053	106,000	87,725
2.500% due 04/01/2038 - 04/01/2053	81,035	70,718
3.500% due 04/01/2038 - 05/01/2053	275,187	256,384
4.000% due 04/01/2053 - 05/01/2053	937,950	897,198
4.500% due 04/01/2038 - 05/01/2053	1,162,350	1,142,333

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/01/2038 - 05/01/2053		$841,600	$840,023
5.500% due 04/01/2053 - 05/01/2053		1,405,250	1,419,266
6.000% due 04/01/2053 - 05/01/2053		511,000	521,560
6.500% due 04/01/2053 - 05/01/2053		471,000	485,481

Total U.S. Government Agencies (Cost $10,322,930)			9,950,414

U.S. TREASURY OBLIGATIONS 1.5%

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2024 (l)		2,092	2,051
0.125% due 10/15/2024 (l)(n)		8,957	8,749
0.500% due 04/15/2024 (j)(l)(n)		8,993	8,849
0.625% due 01/15/2024 (j)(l)(n)		39,485	39,153

U.S. Treasury Notes
2.250% due 08/15/2027 (j)(l)(n)		21,700	20,478
2.625% due 06/30/2023 (l)(n)		24,479	24,358

Total U.S. Treasury Obligations (Cost $105,886)			103,638

NON-AGENCY MORTGAGE-BACKED SECURITIES 39.7%

Adjustable Rate Mortgage Trust
5.795% due 09/25/2035 •		2,950	2,544
5.995% due 02/25/2035 •		6,728	5,651

American Home Mortgage Assets Trust
2.919% due 01/25/2036 ~		1,024	672
4.108% due 10/25/2046 ~		8,360	6,898
5.305% due 06/25/2037 •		5,079	4,430
5.425% due 08/25/2037 ^•		7,505	6,492

American Home Mortgage Investment Trust
5.245% due 03/25/2046 •		4,424	3,614
5.472% due 06/25/2045 ~		5,240	4,535
7.277% due 06/25/2045 •		61	60

Angel Oak Mortgage Trust
3.290% due 11/25/2066 ~		15,681	10,669

Anthracite Ltd.
5.678% due 06/20/2041		6,051	0

Ashford Hospitality Trust
5.934% due 04/15/2035 •		8,335	7,884
6.084% due 04/15/2035 ~		15,035	14,067
6.135% due 06/15/2035 •		11,950	11,605
6.535% due 06/15/2035 ~		2,300	2,200
6.784% due 04/15/2035 •		13,939	12,957
7.435% due 06/15/2035 •		5,700	5,389

Atrium Hotel Portfolio Trust
6.584% due 12/15/2036 ~		8,800	8,200

Avon Finance PLC
5.671% due 09/20/2048 •	GBP	17,700	21,577
6.171% due 09/20/2048 •		17,700	21,572
6.671% due 09/20/2048 •		13,100	15,963

BAMLL Commercial Mortgage Securities Trust
6.284% due 04/15/2036 •		$3,000	2,929
6.684% due 03/15/2034 •		7,035	6,820
6.684% due 09/15/2038 •		4,000	3,624
7.434% due 09/15/2038 •		5,000	4,391

Banc of America Alternative Loan Trust
1.795% due 06/25/2037 ^•(a)		328	32
5.205% due 06/25/2037 •		305	225
6.000% due 06/25/2046 ^		1,368	1,003

Banc of America Commercial Mortgage Trust
5.754% due 07/10/2046 ~		894	894

Banc of America Funding Trust
3.137% due 01/27/2035 •		3,179	3,143
4.042% due 02/20/2036 ^~		625	559
4.412% due 01/20/2047 ^~		145	130
5.041% due 05/26/2037 •		29,195	24,746
6.000% due 09/25/2036		14	13

Banc of America Mortgage Trust
3.042% due 05/25/2034 ~		22	20
3.256% due 04/25/2035 ^~		1,577	1,471
3.338% due 06/25/2034 ~		36	35

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	121

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.995% due 11/20/2046 ^~		$55	$49

Barclays Commercial Mortgage Securities Trust
5.875% due 07/15/2037 •		2,600	2,500
6.575% due 07/15/2037 •		7,000	6,708
7.075% due 07/15/2037 •		10,600	9,954

Bayview Opportunity Master Fund Trust
5.000% due 10/25/2051 ~		1,279	1,174

BCAP LLC Trust
3.257% due 01/26/2037 ~		2,360	1,957
4.042% due 02/26/2036 ~		3,276	2,912

Bear Stearns Adjustable Rate Mortgage Trust
3.857% due 10/25/2036 ^~		167	144
4.175% due 05/25/2037 ~		2,264	1,816
6.662% due 12/25/2046 ^•		335	264
6.687% due 12/25/2046 •		1,768	1,462

Bear Stearns ALT-A Trust
3.690% due 08/25/2036 ^~		5,634	3,838
3.895% due 11/25/2035 ^~		700	552
3.964% due 09/25/2035 ^~		462	284
4.438% due 04/25/2035 ~		21	20
5.165% due 02/25/2034 •		25	22
5.165% due 08/25/2036 ^•		5,092	4,356
5.345% due 01/25/2036 ^~		707	895

Bear Stearns Asset-Backed Securities Trust
6.000% due 03/25/2036		5,494	3,320
7.145% due 09/25/2033 •		116	55

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		38	36
5.657% due 10/12/2041 ~		182	172

Bear Stearns Mortgage Funding Trust
5.305% due 09/25/2046 ^•		86	74

Bear Stearns Structured Products, Inc. Trust
3.947% due 01/26/2036 ^~		1,953	1,521

Beast Mortgage Trust
6.134% due 03/15/2036 •		3,000	2,509
6.634% due 03/15/2036 •		5,590	4,432
7.184% due 03/15/2036 •		32,020	24,613

Beneria Cowen & Pritzer Collateral Funding Corp.
6.280% due 06/15/2038 ~		5,000	4,204
7.176% due 06/15/2038 •		12,750	9,987

BHP Trust
6.455% due 08/15/2036 •		7,700	7,172
7.252% due 08/15/2036 ~		4,375	4,033

Braemar Hotels & Resorts Trust
5.934% due 06/15/2035 •		3,175	3,020

BWAY Mortgage Trust
6.884% due 09/15/2036 •		6,000	5,609
7.534% due 09/15/2036 ~		7,000	6,310

BX Commercial Mortgage Trust
5.884% due 04/15/2034 •		2,500	2,290
6.334% due 04/15/2034 •		11,733	10,633

BX Trust
5.576% due 04/15/2039 •		10,453	9,964
5.875% due 10/15/2026 •		1,500	1,412
5.904% due 05/15/2030 •		3,900	3,759
6.514% due 10/15/2026 •		4,000	3,715

Cascade Funding Mortgage Trust
1.374% due 02/25/2031 ~		7,250	6,859
1.847% due 02/25/2031 ~		9,000	8,432

Chase Mortgage Finance Trust
3.789% due 02/25/2037 ~		24	24

ChaseFlex Trust
5.195% due 02/25/2037 •		4,782	1,320
5.445% due 05/25/2037 •		8,700	7,176
5.525% due 05/25/2037 •		1,026	973

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
5.145% due 08/25/2037 •		2,400	2,110

Chester B1 Issuer PLC
5.167% (SONIA3M IR + 1.300%) due 01/17/2058 ~	GBP	1,000	1,233
5.467% (SONIA3M IR + 1.600%) due 01/17/2058 ~		1,100	1,356

CIM Trust
0.500% due 07/01/2051 ~(a)		$92,965	2,449

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
6.609% due 12/15/2036 •	$3,063	$2,939

Citigroup Mortgage Loan Trust
0.250% due 09/25/2051 ~(a)	55,866	753
3.487% due 06/27/2037 ~	7,028	5,883
3.814% due 02/20/2036 ~	3,163	2,711
3.950% due 05/25/2035 •	3	2
4.947% due 08/25/2035 ^~	408	370
6.000% due 08/25/2037 ~	1,702	710
6.380% due 03/25/2036 ^•	18	16

Colony Mortgage Capital Ltd.
6.419% due 11/15/2038 •	5,000	4,626

COLT Mortgage Loan Trust
4.550% due 04/25/2067 ~	31,640	30,655
4.718% due 03/25/2067 ~	4,800	4,176

Commercial Mortgage Trust
5.784% due 06/15/2034 •	6,500	5,813

Connecticut Avenue Securities Trust
6.560% due 03/25/2042 •	7,656	7,665
6.845% due 01/25/2040 •	3,164	3,146
7.310% due 05/25/2042 •	1,653	1,681
7.660% due 03/25/2042 •	3,750	3,720

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	39	24

Countrywide Alternative Loan Trust
0.755% due 06/25/2036 •(a)	1,434	167
2.105% due 10/25/2037 ^~(a)	6,153	1,255
3.638% due 03/25/2047 ^•	57	49
3.650% due 05/25/2036 ~	1,487	1,287
4.538% due 08/25/2035 •	3,161	2,881
4.638% due 09/25/2035 •	601	543
5.085% due 06/25/2036 •	1,923	1,692
5.125% due 04/25/2047 •	270	230
5.188% due 10/20/2035 ~	1,092	765
5.205% due 11/25/2036 •	1,870	2,048
5.225% due 09/25/2046 ^•	1,847	1,671
5.245% due 06/25/2036 ^•	1,450	654
5.401% due 12/20/2035 •	1,886	1,641
5.405% due 08/25/2047 ^•	3,192	2,519
5.418% due 11/20/2035 •	185	166
5.500% due 07/25/2035	4,965	3,765
5.545% due 05/25/2036 •	176	81
5.750% due 03/25/2034	3,684	3,644
6.000% due 12/25/2034	2,885	2,573
6.000% due 07/25/2036 ^	16,953	8,244
6.000% due 08/25/2036	1,379	1,290
6.000% due 08/25/2036 •	1,112	1,041
6.000% due 04/25/2037 ^	2,497	1,401
6.000% due 04/25/2037	4,163	2,011
6.000% due 07/25/2037	12,193	6,322
6.500% due 12/25/2036	8,069	4,041

Countrywide Asset-Backed Certificates Trust
5.325% due 04/25/2036 ^•	222	186

Countrywide Home Loan Mortgage Pass-Through Trust
3.209% due 01/25/2036 ~	43	34
3.521% due 02/25/2047 ^~	468	393
3.753% due 11/25/2037 ~	1,035	919
3.805% due 03/25/2037 ^~	294	251
3.859% due 01/25/2036 ^~	1,131	996
4.500% due 05/01/2034	201	184
5.500% due 01/25/2035	195	192
5.505% due 02/25/2035 •	350	308
5.750% due 05/25/2037 ^	23	11
5.750% due 07/25/2037 ^	1,330	675
6.000% due 01/25/2038	258	126
6.250% due 09/25/2037 ^	68	44
6.500% due 10/25/2037 ^	10,122	3,631
6.500% due 11/25/2037 ^	4,055	1,579

Countrywide Home Loan Reperforming REMIC Trust
4.255% due 01/25/2034 ^~	2,928	2,402
5.185% due 01/25/2036 •	163	144
7.500% due 06/25/2035 ^	296	293

Credit Suisse Commercial Mortgage Trust
5.516% due 01/15/2049 ^~(d)	2,500	3,526

Credit Suisse Mortgage Capital Certificates
3.856% due 01/26/2047 ~	2,767	1,477
5.494% due 10/26/2036 ~	541	462
6.250% due 05/26/2048	6,083	4,689

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
0.938% due 05/25/2066 ~		$1,274	$1,008
1.796% due 12/27/2060 ~		25,185	23,417
1.926% due 07/27/2061 ~		28,790	26,544
2.500% due 07/25/2056 ~		2,180	1,775
2.691% due 03/25/2060 ~		7,757	7,618
3.000% due 11/25/2056 ~		6,935	5,889
3.005% due 12/26/2059 ~		1,848	1,851
3.023% due 08/25/2060 ~		2,496	2,427
4.326% due 07/25/2050 ~		2,588	2,526
4.698% due 05/27/2053 ~		2,060	1,748
6.485% due 07/15/2038 •		4,000	3,638
6.985% due 07/15/2038 •		5,000	4,417
7.585% due 07/15/2038 •		10,000	8,616

CRSNT Commercial Mortgage Trust
5.890% due 04/15/2036 •		24,753	22,596
6.240% due 04/15/2036 •		10,913	9,909
6.690% due 04/15/2036 ~		17,000	15,377

DBGS Mortgage Trust
6.184% due 06/15/2033 ~		9,000	7,891

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.145% due 03/25/2037 ^•		977	900
5.145% due 09/25/2047 ^•		15,941	13,172
5.325% due 01/25/2047 •		1,719	1,426

DOLP Trust
3.704% due 05/10/2041 ~		46,540	29,178

DROP Mortgage Trust
6.380% due 10/15/2043 •		5,500	4,888
6.930% due 10/15/2043 •		7,200	6,189

Ellington Financial Mortgage Trust
2.296% due 06/25/2066 ~		2,200	1,326

Eurosail PLC
5.041% due 09/13/2045 •	GBP	955	1,110

Extended Stay America Trust
6.065% due 07/15/2038 •		$34,167	33,154
6.385% due 07/15/2038 •		34,362	33,344
6.935% due 07/15/2038 •		38,852	37,102
7.535% due 07/15/2038 •		5,955	5,645

Fannie Mae
0.000% due 06/25/2052 ~(a)		18,689	886
1.205% due 07/25/2049 •(a)		3,853	441
1.500% due 11/25/2035 (a)		23,825	1,277
1.500% due 02/25/2036 (a)		25,311	1,393
2.000% due 10/25/2050 (a)		9,852	1,145
2.000% due 02/25/2051 (a)		20,400	2,635
2.500% due 11/25/2050 (a)		45,109	6,823
2.500% due 02/25/2051 (a)		6,976	1,066
4.490% due 04/25/2033 «(c)		1,230	1,234
4.550% due 05/25/2028 «(c)		1,272	1,282
5.195% (US0001M + 0.350%) due 09/25/2044 ~		4,318	4,180
5.245% due 03/25/2042 •		1,132	1,119
5.245% due 05/25/2045 •		2,496	2,398
5.295% due 07/25/2059 •		2,060	2,003
5.395% due 12/25/2040 •		754	743

First Horizon Alternative Mortgage Securities Trust
3.558% due 07/25/2036 ~		127	101

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~		73	50
4.308% due 11/25/2035 ~		10	8

Freddie Mac
2.000% due 03/15/2052 (a)		34,943	4,673
2.000% due 04/15/2052 (a)		54,429	7,188
2.000% due 06/15/2052 (a)		199,559	25,624
2.500% due 06/25/2050 (a)		14,094	2,249
2.500% due 02/25/2051 (a)		29,956	4,038
2.500% due 03/25/2051 (a)		22,463	3,159
2.500% due 07/25/2051 (a)		7,959	1,056
2.500% due 09/25/2051 (a)		15,610	1,833
2.500% due 11/25/2051 (a)		5,321	800
3.500% due 03/25/2052 (a)		24,852	3,578
4.000% due 11/25/2049 (a)		5,431	1,017
4.500% due 10/25/2051 (a)		13,014	2,041
4.984% due 07/15/2034 •		680	679
4.984% due 08/15/2047 •		2,009	1,932
5.084% due 09/15/2042 •		1,142	1,110
5.184% due 03/15/2044 •		1,903	1,865
5.234% due 11/15/2040 •		1,924	1,890

122	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.210% due 01/25/2034 •		$1,762	$1,730
6.360% due 01/25/2051 •		2,397	2,365
6.660% due 10/25/2033 •		8,412	8,138
6.760% due 05/25/2042 •		10,370	10,421
7.360% due 10/25/2050 •		913	924
7.460% due 04/25/2042 •		10,900	10,833

GCAT LLC
2.981% due 09/25/2025 þ		1,767	1,722

GCAT Trust
2.565% due 05/25/2066		9,952	6,115
3.000% due 04/25/2052 ~		45,639	38,754

GCT Commercial Mortgage Trust
5.934% due 02/15/2038 •		10,000	8,762
6.384% due 02/15/2038 •		9,800	8,255

Ginnie Mae
3.500% due 01/20/2052		4,067	3,647
3.500% due 03/20/2052		21,179	16,918
5.060% due 04/01/2073 «(c)		35,000	33,640
5.249% due 02/20/2053 •		76,462	76,480
5.259% due 02/20/2053 •		17,536	17,528
5.309% due 02/20/2053 •		49,952	50,050
5.429% due 01/20/2073 •		1,622	1,621
5.439% due 02/20/2073 •		5,965	5,965

Global Mortgage Securitization Ltd.
5.115% due 04/25/2032 •		858	810

GMAC Mortgage Corp. Loan Trust
3.250% due 05/25/2035 ~		9	8

Great Hall Mortgages PLC
5.093% due 06/18/2039 •		204	201

GreenPoint Mortgage Funding Trust
5.305% due 02/25/2037 •		8,788	7,795

Grifonas Finance PLC
3.513% due 08/28/2039 •	EUR	8,602	8,831

GS Mortgage Securities Corp. Trust
4.579% due 10/10/2032		$26,200	24,789
5.934% due 07/15/2025 •		1,582	1,542
6.134% due 07/15/2025 •		4,595	4,463
6.134% due 07/15/2031 •		11,605	9,951
6.334% due 12/15/2036 •		4,115	3,971
6.384% due 07/15/2031 ~		3,293	2,699
6.384% due 08/15/2032 •		4,335	4,070
6.484% due 07/15/2025 •		5,672	5,482

GS Mortgage Securities Trust
0.459% due 08/10/2043 ~(a)		7,594	59
3.805% due 10/10/2035 ~		11,300	9,747

GS Mortgage-Backed Securities Corp. Trust
2.300% due 07/25/2061 ~		17,128	11,587
3.207% due 07/25/2061 ~		5,664	3,867
4.211% due 07/25/2061 ~		2,039	1,379

GS Mortgage-Backed Securities Trust
0.500% due 01/25/2053 ~(a)		40,156	1,075
2.500% due 12/25/2051 ~		3,227	2,627
2.500% due 02/25/2052 ~		6,741	5,488
2.500% due 07/25/2052 ~		22,441	18,184
2.500% due 08/25/2052 ~		22,765	18,532
3.000% due 08/26/2052 ~		82,344	69,923
3.000% due 09/25/2052 ~		94,902	80,586
3.625% due 01/25/2059 ~		18,306	16,712

GSMPS Mortgage Loan Trust
3.620% due 01/25/2036 ~		2,580	2,296
3.647% due 03/25/2035 ~		3,210	3,098
5.195% due 01/25/2036 •		538	437
5.245% due 04/25/2036 ~		5,335	4,373

GSMSC Resecuritization Trust
3.264% due 06/26/2037 ~		4,207	3,624

GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		689	249

HarborView Mortgage Loan Trust
4.499% due 04/19/2034 ~		72	65
5.038% due 09/19/2035 •		3,494	2,986
5.138% due 10/19/2035 •		18,497	10,303
5.141% due 01/19/2038 •		13,631	11,820
5.171% due 12/19/2036 •		4,145	3,408
5.181% due 11/19/2036 •		4,159	3,374
5.381% due 08/19/2045 •		28	24

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		1,646	1,597

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Orlando Trust
6.234% due 12/15/2034 •	$5,000	$4,843
6.634% due 12/15/2034 ~	22,027	21,230

Homestar Mortgage Acceptance Corp.
5.640% due 03/25/2034 •	2,493	2,417

HPLY Trust
6.284% due 11/15/2036 •	3,319	3,199
6.684% due 11/15/2036 •	18,352	17,642
7.034% due 11/15/2036 •	1,790	1,714

HSI Asset Loan Obligation Trust
1.785% due 12/25/2036 •(a)	736	83
5.215% due 12/25/2036 •	752	152

HSI Asset Securitization Corp. Trust
5.655% due 07/25/2035 ~	974	970

Hundred Acre Wood Trust
5.000% due 12/25/2051 ~	7,793	7,179

Impac Secured Assets Trust
5.405% due 08/25/2036 •	1,633	1,437
5.545% due 05/25/2036 •	9	7

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	1,887	1,774

IndyMac IMSC Mortgage Loan Trust
3.518% due 06/25/2037 ^~	11,028	7,418

IndyMac INDX Mortgage Loan Trust
3.155% due 09/25/2036 ^~	133	103
3.435% due 08/25/2035 ~	35	30
3.674% due 09/25/2036 ^~	2,099	1,707
5.205% due 02/25/2037 ^•	1,956	1,683
5.245% due 10/25/2036 •	6	5
5.625% due 12/25/2034 ~	261	202

Jefferies Resecuritization Trust
8.847% due 06/25/2047 ~	545	434

JP Morgan Alternative Loan Trust
5.165% due 11/25/2036 ^•	1,343	1,101
5.405% due 04/25/2047 •	950	894
6.000% due 12/27/2036	2,680	1,500

JP Morgan Chase Commercial Mortgage Securities Corp.
6.794% due 05/15/2034 •	5,000	4,939

JP Morgan Chase Commercial Mortgage Securities Trust
5.337% due 05/15/2047	9,610	9,186
6.234% due 02/15/2035 •	1,084	1,031
6.434% due 03/15/2036 ~	1,900	1,799
6.984% due 03/15/2036 •	29,900	27,809
7.784% due 03/15/2036 •	4,000	3,570

JP Morgan Mortgage Trust
0.450% due 07/25/2052 ~(a)	26,754	609
0.491% due 02/25/2052 ~(a)	53,217	1,320
0.500% due 12/25/2051 ~(a)	72,555	1,836
0.500% due 05/25/2052 ~(a)	86,369	2,186
0.500% due 06/25/2052 ~(a)	43,137	1,092
2.500% due 12/25/2051 ~(a)	10,754	1,510
2.500% due 04/25/2052 ~(a)	8,631	1,105
3.000% due 01/25/2052 ~	77,333	65,668
3.000% due 03/25/2052 ~	37,389	31,888
3.000% due 04/25/2052 ~	110,561	93,883
3.000% due 05/25/2052 ~	29,433	24,993
3.500% due 09/25/2052 ~	12,377	10,966
3.545% due 06/25/2036 ~	3,466	2,420
3.879% due 11/25/2035 ~	2,579	2,205
3.886% due 01/25/2037 ~	1,947	1,417
3.938% due 07/25/2035 ~	2	2
4.073% due 04/25/2035 ~	13	12
5.000% due 05/25/2052 •	23,878	21,970
7.000% due 08/25/2037 ^	995	545

JP Morgan Resecuritization Trust
6.000% due 08/26/2036 ~	2,351	2,248
6.000% due 09/26/2036 ~	3,747	2,926

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~	17,515	11,186

La Hipotecaria El Salvadorian Mortgage Trust
2.750% due 09/08/2039 «•	3,535	3,385
3.358% due 01/15/2046 «	5,277	4,947
3.508% due 11/24/2042 «•	10,243	9,690
4.250% due 09/29/2046 «	28,686	27,680

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LB-UBS Commercial Mortgage Trust
5.111% due 07/15/2040 ~	$2,322	$2,251

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ	6,356	5,850
1.750% due 07/25/2061 þ	8,477	7,843
1.892% due 10/25/2066 þ	5,620	5,230
1.991% due 09/25/2060 ~	1,487	1,458
2.250% due 07/25/2067 þ	6,993	6,390
2.734% due 01/25/2060 þ	572	564
6.250% due 11/25/2059 þ	191	191
6.581% due 01/28/2070 •	6,104	6,097

Lehman Mortgage Trust
1.705% due 11/25/2036 ~(a)	16,655	2,048
5.165% due 08/25/2036 ^•	98	68
5.295% due 11/25/2036 •	25,667	6,236
5.750% due 02/25/2037 ^	3,854	2,719

Lehman XS Trust
5.085% due 08/25/2036 ^•	93	93
5.205% due 12/25/2036 •	2,063	1,929
5.305% due 04/25/2046 ^•	1,238	1,533
5.745% due 08/25/2047 ^•	2,073	1,670

Luminent Mortgage Trust
5.305% due 05/25/2037 ^•	26	23

LUXE Commercial Mortgage Trust
6.434% due 10/15/2038 •	13,069	12,431
6.934% due 10/15/2038 •	47,401	44,339
7.434% due 10/15/2038 •	16,074	15,167

MASTR Asset Securitization Trust
6.250% due 01/25/2038	465	280

MASTR Reperforming Loan Trust
6.000% due 08/25/2034	875	593
7.000% due 07/25/2035	2,265	1,612

Merrill Lynch Alternative Note Asset Trust
2.912% due 10/25/2047 ~	4,815	1,527

Merrill Lynch Mortgage Investors Trust
4.296% due 02/25/2036 ^~	383	266

MFA Trust
2.306% due 04/25/2065 ~	8,966	6,549

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,092	1,038
2.750% due 08/25/2059 ~	6,374	6,056

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~	10,000	7,843
4.960% due 11/14/2042 ~	1,552	1,509
5.181% due 10/12/2052 ~	77	77
6.059% due 11/15/2034 •	2,500	2,406
6.209% due 11/15/2034 •	4,000	3,814
6.483% due 12/15/2038 •	8,896	8,357
7.062% due 12/15/2038 •	24,544	22,840
7.761% due 12/15/2038 •	42,522	38,565

Morgan Stanley Mortgage Loan Trust
3.699% due 09/25/2035 ^~	50	35
4.134% due 12/25/2035 ~	3,658	3,295
5.500% due 10/25/2037 ^	429	400
5.745% due 02/25/2036 ^•	183	169
6.201% due 02/25/2047 þ	2,165	843

Morgan Stanley Re-REMIC Trust
3.484% due 02/26/2037 •	9,415	8,222

Mortgage Equity Conversion Asset Trust
4.790% due 02/25/2042 •	3,411	3,291
4.870% due 01/25/2042 •	16,779	16,499
4.880% due 05/25/2042 •	9,540	8,518

MortgageIT Mortgage Loan Trust
5.305% due 06/25/2047 •	2,209	1,767

New Residential Mortgage Loan Trust
2.000% due 09/25/2051 ~(a)	12,027	1,231
2.201% due 10/25/2058 ~	10,000	8,517
2.750% due 07/25/2059 ~	24,409	22,783
2.750% due 11/25/2059 ~	200	188
3.008% due 10/25/2058 ~	5,500	4,815
3.500% due 12/25/2058 ~	859	801
3.500% due 10/25/2059 ~	2,430	2,246
3.963% due 10/25/2058 ~	2,500	2,192

New York Mortgage Trust
5.175% due 08/25/2035 ~	1,425	1,246

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	123

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OBX Trust
3.000% due 01/25/2052 ~		$5,337	$4,532

One Bryant Park Trust
2.516% due 09/15/2054		40,000	32,934

Preferred Residential Securities PLC
5.276% due 12/15/2043 •	GBP	2,635	3,001

Preston Ridge Partners Mortgage LLC
6.878% due 02/25/2028 ~		$9,858	9,830

RBSGC Mortgage Loan Trust
5.145% due 01/25/2037 •		20,244	6,148

RBSSP Resecuritization Trust
0.000% due 06/26/2037 ~		155	135
4.058% due 12/25/2035 ~		2,391	2,180

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	7,539	5,559
3.650% due 08/12/2053		8,300	5,922

Residential Accredit Loans, Inc. Trust
1.755% due 06/25/2037 •(a)		$2,686	291
3.677% due 10/25/2037 ~		5,537	4,715
4.364% due 05/25/2035 ^~		55	31
4.498% due 09/25/2045 •		1,925	1,657
5.125% due 01/25/2037 •		745	769
5.145% due 08/25/2035 •		114	86
5.195% due 08/25/2035 ^•		629	492
5.225% due 05/25/2037 •		3,467	2,984
5.245% due 06/25/2037 •		2,686	1,815
5.245% due 10/25/2046 •		838	766
5.645% due 10/25/2045 •		96	80
6.500% due 02/25/2037		3,132	2,611
8.000% due 04/25/2036 ^•		140	122

Residential Asset Securitization Trust
6.250% due 08/25/2036		454	314

Residential Funding Mortgage Securities, Inc. Trust
4.952% due 04/25/2037 ~		176	148

RESIMAC Bastille Trust
5.551% due 12/05/2059 •		15	15

RiverView HECM Trust
5.115% due 05/25/2047 •		3,675	3,468

Seasoned Credit Risk Transfer Trust
4.000% due 07/25/2056 ~(h)		5,475	5,386
4.250% due 11/25/2059 ~		1,100	951

Sequoia Mortgage Trust
3.314% due 07/20/2037 ~		61	46
5.141% due 06/20/2036 •		69	63

SFO Commercial Mortgage Trust
6.184% due 05/15/2038 •		8,750	7,473
6.484% due 05/15/2038 •		15,140	12,635
7.084% due 05/15/2038 •		5,500	4,549

Starwood Mortgage Residential Trust
2.175% due 05/25/2065 ~		6,564	5,102
3.386% due 11/25/2066 ~		9,324	5,987

Starwood Mortgage Trust
6.384% due 04/15/2034 •		5,000	4,832
6.934% due 04/15/2034 •		9,200	8,812

Stratton Mortgage Funding PLC
5.393% due 07/20/2060 •	GBP	24,700	30,287
5.893% due 07/20/2060 •		6,500	7,967
6.393% due 07/20/2060 •		7,600	9,280
6.893% due 07/20/2060 •		10,900	13,227

Structured Adjustable Rate Mortgage Loan Trust
3.991% due 05/25/2035 ~		$996	765
4.119% due 08/25/2035 ~		260	221
5.145% due 02/25/2037 •		2,352	2,191
5.205% due 10/25/2035 •		4,425	3,907
5.820% due 08/25/2035 •		5,674	4,812
7.145% due 12/25/2037 ^•		2,493	2,072

Structured Asset Mortgage Investments Trust
5.205% due 07/25/2046 •		48	39
5.225% due 07/25/2046 ^~		3,249	2,413
5.285% due 05/25/2036 •		362	274

Structured Asset Securities Corp.
0.000% due 11/25/2035 ~(a)		6,077	100
3.411% due 01/25/2036 ~		1,426	1,233
5.095% due 07/25/2035 •		642	582
5.105% due 11/25/2035 •		6,077	5,634

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
5.135% due 10/25/2036 •		$194	$167

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.340% due 09/25/2033 ~		40	38

Tharaldson Hotel Portfolio Trust
6.110% due 11/11/2034 •		8,652	8,448
6.360% due 11/11/2034 ~		2,997	2,894

Thornburg Mortgage Securities Trust
5.745% due 03/25/2044 •		10	9
6.407% due 03/25/2037 ^~		3,874	3,134

Towd Point Mortgage Funding
5.012% due 02/20/2045 •	GBP	255	313
5.893% due 02/20/2054 •		648	798

Towd Point Mortgage Trust
3.000% due 06/25/2058 ~		$2,673	2,490
5.845% due 05/25/2058 •		683	675
5.845% due 10/25/2059 •		5,356	5,326

UBS-Barclays Commercial Mortgage Trust
0.171% due 08/10/2049 ~(a)		14,719	0

UWM Mortgage Trust
0.500% due 12/25/2051 ~(a)		23,950	611
2.500% due 11/25/2051 ~(a)		7,028	952
5.000% due 09/25/2051 ~		8,408	7,757
5.000% due 12/25/2051 •		15,690	14,393

VASA Trust
5.934% due 07/15/2039 •		14,850	13,746
6.434% due 07/15/2039 ~		16,314	15,014
6.784% due 07/15/2039 •		11,635	10,663

Verus Securitization Trust
4.721% due 04/25/2067 ~		3,550	3,042

WaMu Commercial Mortgage Securities Trust
2.915% due 11/23/2043 ~		1,210	1,207
4.125% due 12/27/2049 ~		7,369	7,320

WaMu Mortgage Pass-Through Certificates Trust
3.366% due 07/25/2037 ^~		62	51
3.598% due 12/25/2036 ^~		743	625
3.759% due 03/25/2037 ^~		4,033	3,565
3.870% due 12/25/2035 ^~		303	248
3.884% due 07/25/2037 ^~		33	30
3.908% due 04/25/2047 ^•		619	508
3.948% due 07/25/2047 •		486	382
4.091% due 01/25/2035 ~		3,089	2,758
4.388% due 01/25/2047 •		4,406	3,817
5.585% due 11/25/2034 •		537	481
5.625% due 10/25/2044 •		1,868	1,668

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	1,954
5.124% due 12/21/2049 •		11,676	14,254
5.824% due 12/21/2049 •		2,387	2,898
6.324% due 12/21/2049 •		1,193	1,441
6.824% due 12/21/2049 •		682	821
7.324% due 12/21/2049 •		682	808

Washington Mutual Mortgage Pass-Through Certificates Trust
3.838% due 01/25/2047 •		$1,386	1,082
4.011% due 09/25/2036 ^þ		5,293	1,539
5.345% due 02/25/2036 ~		206	165
5.750% due 11/25/2035 ^		677	638
6.500% due 03/25/2036 ^		6,494	4,602

Wells Fargo Alternative Loan Trust
5.385% due 03/25/2037 ^•		345	268

Wells Fargo Commercial Mortgage Trust
5.906% due 12/13/2031 •		11,140	11,043
6.156% due 12/13/2031 •		9,273	9,183
6.424% due 02/15/2037 •		6,750	6,471
6.901% due 12/13/2031 •		220	215

Wells Fargo Mortgage-Backed Securities Trust
4.416% due 11/25/2037 ^~		3,358	2,837
5.345% due 06/25/2037 ^•		39	34

Total Non-Agency Mortgage-Backed Securities (Cost $3,104,181)			2,793,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 27.7%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		$4,197	$3,898

ACAS CLO Ltd.
5.685% due 10/18/2028 •		32,151	31,785

Accredited Mortgage Loan Trust
5.105% due 09/25/2036 •		3,734	3,664
5.565% due 09/25/2035 •		1,095	1,070

Accunia European CLO DAC
3.238% due 07/15/2030 •	EUR	1,642	1,753

ACE Securities Corp. Home Equity Loan Trust
4.965% due 02/25/2037 ~		$3,431	1,479
5.105% due 10/25/2036 •		5,523	1,922
5.145% due 12/25/2036 •		3,762	2,014
5.285% due 01/25/2037 •		4,940	1,223
5.445% due 02/25/2036 •		445	436
5.460% due 12/25/2035 •		9,872	8,893
5.820% due 11/25/2033 •		2,304	2,188
6.015% due 02/25/2035 •		9,472	9,083

Aegis Asset-Backed Securities Trust
5.545% due 03/25/2035 ~		3,896	3,712
5.790% due 06/25/2035 •		4,000	2,862

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
6.675% due 12/25/2034 ~		1,555	1,376

American Money Management Corp. CLO Ltd.
5.809% due 11/10/2030 •		25,268	24,992

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.674% due 06/25/2034 •		478	434
5.760% due 01/25/2035 ~		2,951	2,843
5.865% due 01/25/2036 •		5,000	4,125

Apex Credit CLO Ltd.
6.563% due 09/20/2029 •		11,875	11,648

Arbor Realty Commercial Real Estate Notes Ltd.
6.034% due 11/15/2036 •		3,700	3,623

AREIT Trust
6.529% due 11/17/2038 ~		10,000	9,557

Argent Securities Trust
5.145% due 07/25/2036 •		13,333	11,520

Asset-Backed Funding Certificates Trust
6.095% due 06/25/2034 •		1,056	1,031

Asset-Backed Securities Corp. Home Equity Loan Trust
3.766% due 03/25/2036 •		1,546	1,306
4.170% due 12/25/2036 ~		9,200	7,981
4.925% due 05/25/2037 •		325	222
5.805% due 11/25/2033 •		2,546	2,383

Ayresome CDO Ltd.
5.338% due 12/08/2045 •		2,267	858

Bayview Financial Asset Trust
5.295% due 03/25/2037 •		3,906	3,821

Bear Stearns Asset-Backed Securities Trust
5.145% due 11/25/2036 ~		1,466	1,403
5.325% due 07/25/2036 •		2,827	2,793
5.680% due 12/25/2035 •		5,094	4,276
5.700% due 07/25/2034 •		6,378	6,072
6.045% due 06/25/2036 •		5,925	5,827
6.500% due 09/25/2046		16,186	4,590

Benefit Street Partners CLO Ltd.
6.292% due 10/15/2030 •		17,500	16,930

Birch Grove CLO Ltd.
5.996% due 06/15/2031 •		32,620	32,033

Black Diamond CLO DAC
3.202% due 01/20/2032 •	EUR	2,554	2,725
3.702% due 10/03/2029 •		2	2

Blackrock European CLO DAC
2.908% due 10/15/2031 ~		6,900	7,271

BlueMountain Fuji EUR CLO III DAC
1.050% due 01/15/2031		500	503
3.008% due 01/15/2031 •		5,695	6,026

BNC Mortgage Loan Trust
5.065% due 03/25/2037 ~		$29,581	21,762
5.135% due 05/25/2037 •		10,000	8,146

124	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNPP AM Euro CLO DAC
2.938% due 10/15/2031 •	EUR	247	$261

Cairn CLO DAC
3.068% due 10/15/2031 •		5,000	5,305

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •		6,694	7,094

Carrington Mortgage Loan Trust
5.065% due 10/25/2036 •		$11,809	9,687

Centex Home Equity Loan Trust
5.805% due 03/25/2035 •		1,653	1,545

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •		5,780	5,543

Citicorp Residential Mortgage Trust
4.707% due 06/25/2037 þ		8,557	6,630

Citigroup Mortgage Loan Trust
4.995% due 12/25/2036 •		3,015	1,265
5.025% due 01/25/2037 ~		2,543	1,855
5.105% due 08/25/2036 •		2,122	2,104
5.105% due 07/25/2045 •		5,605	3,981
5.145% due 10/25/2036 •		6,101	3,931
5.165% due 09/25/2036 •		2,296	1,664
5.520% due 10/25/2035 ^•		2,215	2,150

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
5.790% due 10/25/2034 •		1,903	1,793

College Avenue Student Loans LLC
4.130% due 12/26/2047		1,936	1,825
6.045% due 12/26/2047 •		1,410	1,382
6.495% due 11/26/2046 •		2,796	2,780

Cologix Canadian Issuer LP
4.940% due 01/25/2052	CAD	30,000	20,557

Commonbond Student Loan Trust
1.980% due 08/25/2050		$6,011	5,164

Conseco Finance Corp.
6.280% due 09/01/2030		181	181

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032 ~		19,650	4,107

Countrywide Asset-Backed Certificates
5.285% due 07/25/2034 •		513	490
5.545% due 07/25/2034 •		7,213	6,896
5.790% due 02/25/2036 •		2,622	2,552
5.865% due 10/25/2032 •		3,275	3,062

Countrywide Asset-Backed Certificates Trust
4.639% due 01/25/2037 •		16,600	15,067
4.985% due 06/25/2037 •		5,405	4,943
4.985% due 07/25/2037 ^~		558	547
4.985% due 06/25/2047 ^•		18,976	16,790
4.985% due 06/25/2047 •		1,818	1,663
5.045% due 09/25/2047 ^•		694	640
5.065% due 09/25/2037 ^•		335	344
5.065% due 09/25/2047 ^•		1,208	1,144
5.095% due 02/25/2036 •		1,175	1,054
5.105% due 12/25/2036 ^•		918	827
5.105% due 09/25/2046 •		3,100	2,931
5.325% due 03/25/2037 •		18,299	17,050
5.325% due 10/25/2046 ~		8,891	8,514
5.345% due 04/25/2046 ^•		2,149	2,042
5.400% due 07/25/2036 •		14,425	12,810
5.585% due 08/25/2047 •		1,107	1,050
5.645% due 08/25/2047 •		26	26
5.745% due 10/25/2034 •		377	367
5.745% due 05/25/2036 •		1,387	1,330
5.790% due 11/25/2034 •		1,573	1,526
5.925% due 01/25/2036 ~		9,137	9,029
6.345% due 02/25/2035 •		2,104	2,050

CPS Auto Receivables Trust
5.000% due 03/17/2025		906	899

Credit Suisse Mortgage Capital Trust
6.245% due 11/25/2035 ~		1,946	1,971

Credit-Based Asset Servicing & Securitization CBO Ltd.
5.142% due 02/16/2041 •		248,640	4,499
5.206% due 12/15/2034 •		15,662	1,022

Credit-Based Asset Servicing & Securitization LLC
3.182% due 05/25/2036 •		6,736	4,380
3.887% due 12/25/2035 •		1,744	1,674
4.737% due 07/25/2037 ~		105	69

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization Trust
4.965% due 11/25/2036 •		$1,973	$918

CSAB Mortgage-Backed Trust
6.500% due 11/25/2036 ^þ		60	10

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •	EUR	7,500	7,933
3.043% due 07/21/2030 •		655	695

CWHEQ Revolving Home Equity Loan Trust
4.864% due 05/15/2036 •		$1,374	1,335

Dryden Euro CLO DAC
1.650% due 04/15/2033	EUR	5,600	5,048
2.948% due 04/15/2033 •		6,500	6,855

DT Auto Owner Trust
3.850% due 08/17/2026		$2,470	2,438

ECMC Group Student Loan Trust
5.845% due 07/25/2069 •		5,554	5,412

Ellington Loan Acquisition Trust
5.895% due 05/25/2037 ~		1,898	1,800
5.945% due 05/25/2037 •		4,305	4,111
6.345% due 05/25/2037 •		6,450	6,032

EMC Mortgage Loan Trust
5.945% due 08/25/2040 •		487	461

Encore Credit Receivables Trust
5.880% due 10/25/2035 •		3,552	3,021

Equifirst Loan Securitization Trust
5.035% due 04/25/2037 •		9,407	8,026

Euro-Galaxy CLO DAC
1.600% due 04/24/2034	EUR	2,800	2,522
3.037% due 04/24/2034 •		4,300	4,540
3.817% due 04/24/2034 •		2,200	2,269

Exeter Automobile Receivables Trust
4.680% due 05/15/2026		$8,180	8,053

First Franklin Mortgage Loan Trust
4.955% due 12/25/2037 •		1,382	1,285
5.005% due 11/25/2036 •		1,376	1,346
5.165% due 04/25/2036 •		2,749	2,620
5.415% due 02/25/2036 •		5,500	5,032
5.595% due 12/25/2035 ~		9,394	8,858
6.495% due 01/25/2035 •		5,671	5,312

Flagship Credit Auto Trust
5.280% due 12/15/2025		5,500	5,415
5.510% due 11/17/2025		9,350	9,343

Foursight Capital Automobile Receivables Trust
4.620% due 06/15/2027		2,500	2,464

Fremont Home Loan Trust
4.985% due 01/25/2037 •		17,439	8,885
5.165% due 05/25/2036 •		16,013	9,223
5.165% due 08/25/2036 •		25,781	8,613
5.775% due 04/25/2035 •		6,945	6,635

Galaxy CLO Ltd.
5.762% due 10/15/2030 •		14,899	14,762

Gallatin CLO Ltd.
5.865% due 01/21/2028 •		977	975

GE-WMC Mortgage Securities Trust
5.145% due 08/25/2036 •		13,249	5,793

Goodgreen Trust
3.930% due 10/15/2053 ~		5,694	5,194

GPMT Ltd.
6.361% due 07/16/2035 ~		15,000	14,545
6.711% due 07/16/2035 •		5,000	4,713
7.161% due 07/16/2035 •		10,000	9,309

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •		8,025	7,939

GSAA Home Equity Trust
5.305% due 04/25/2047 •		6,033	2,908
5.445% due 05/25/2047 •		316	208
6.000% due 10/25/2037 ^		260	233
6.032% due 05/25/2037 þ		8,136	3,687
6.720% due 02/25/2035 •		900	849

GSAMP Trust
4.965% due 12/25/2036 •		793	388
4.985% due 12/25/2036 •		5,606	3,010
5.145% due 08/25/2036 •		10,944	8,687
5.730% due 07/25/2045 •		4,400	3,887

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harley Marine Financing LLC
6.682% due 05/15/2043 «þ		$12,572	$11,614

Harvest CLO DAC
3.022% due 10/20/2031 •	EUR	7,500	7,897

Harvest SBA Loan Trust
6.867% due 08/25/2044 •		$3,132	3,047

Hildene TruPS Securitization Ltd.
6.170% due 10/10/2038 •		16,957	16,617

Home Equity Asset Trust
5.550% due 01/25/2036 •		14,987	14,100
5.820% due 12/25/2034 •		962	946

Home Equity Mortgage Loan Asset-Backed Trust
5.085% due 04/25/2037 •		6,081	3,977
5.325% due 08/25/2036 •		7,500	6,469

HSI Asset Securitization Corp. Trust
4.995% due 12/25/2036 •		4,435	3,916
5.035% due 01/25/2037 •		2,348	1,662
5.045% due 07/25/2036 ~		6,993	3,164
5.625% due 11/25/2035 •		838	749

IndyMac INDB Mortgage Loan Trust
4.985% due 07/25/2036 •		11,124	3,417

Invitation Homes Trust
5.809% due 01/17/2038 •		39,080	38,962

JP Morgan Mortgage Acquisition Corp.
5.355% due 02/25/2036 ^•		4,404	4,271

JP Morgan Mortgage Acquisition Trust
4.703% due 11/25/2036 •		4,000	3,960
5.055% due 10/25/2036 ~		990	973

Jubilee CLO DAC
1.650% due 04/15/2031	EUR	1,700	1,569
2.888% due 04/15/2030 •		1,900	2,008
2.898% due 04/15/2030 ~		5,300	5,616
2.938% due 04/15/2031 •		4,600	4,843

KKR CLO Ltd.
6.192% due 04/15/2031 •		$11,700	11,312
6.395% due 07/18/2030 •		19,500	19,074

Laurelin DAC
1.800% due 10/20/2031	EUR	10,500	9,613

LCCM Trust
6.134% due 11/15/2038 ~		$26,200	25,324

Lehman XS Trust
5.085% due 02/25/2037 •		5,642	5,367
5.165% due 02/25/2037 ~		2,095	1,992

Lendingpoint Asset Securitization Trust
4.770% due 10/15/2029		4,501	4,419

LendingPoint Pass-Through Trust
5.700% due 07/15/2029		5,266	5,185

LoanCore Issuer Ltd.
5.923% due 07/15/2035 •		8,900	8,627

Long Beach Mortgage Loan Trust
5.135% due 07/25/2036 •		9,585	6,926
5.145% due 05/25/2036 •		1,319	758
5.165% due 09/25/2036 •		20,923	5,840
5.165% due 10/25/2036 •		19,204	6,065
5.550% due 11/25/2035 •		8,231	7,607
5.640% due 06/25/2034 ~		47	45
5.760% due 08/25/2035 ~		3,000	2,627
6.120% due 02/25/2035 •		1,438	1,382

Man GLG Euro CLO DAC
3.158% due 01/15/2030 •	EUR	743	793

MAPS Ltd.
4.212% due 05/15/2043		$4,456	4,012

Marathon CLO Ltd.
5.942% due 04/15/2029 •		7,903	7,885

MASTR Asset-Backed Securities Trust
5.015% due 10/25/2036 •		32	32
5.075% due 01/25/2037 •		10,582	2,997
5.085% due 10/25/2036 •		8,703	7,726
5.145% due 06/25/2036 •		9,816	3,729
5.165% due 10/25/2036 •		2,189	1,125
5.205% due 02/25/2036 •		4,980	1,970
5.425% due 12/25/2035 ~		369	367
5.595% due 10/25/2035 ^•		4,732	4,299
5.625% due 02/25/2034 ~		936	886
5.895% due 05/25/2035 •		3,080	2,892

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	125

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
4.990% due 08/25/2037 •	$7,559	$6,723
5.065% due 08/25/2037 •	457	238
5.125% due 04/25/2047 •	4,448	1,879
5.145% due 08/25/2037 •	24,700	12,913
5.225% due 04/25/2047 •	4,810	2,032
5.365% due 06/25/2035 •	28	28
5.565% due 06/25/2035 •	295	291

MF1 Ltd.
6.511% due 10/16/2036 ~	10,000	9,552

MF1 Multifamily Housing Mortgage Loan Trust
5.974% due 07/15/2036 •	20,000	19,459

MFA Trust
2.363% due 03/25/2060 þ	4,010	3,807

Morgan Stanley ABS Capital, Inc. Trust
4.068% due 01/25/2035 •	8,544	7,231
4.905% due 05/25/2037 •	4,134	2,860
4.945% due 10/25/2036 •	6,804	3,022
5.055% due 01/25/2037 •	4,022	1,980
5.305% due 09/25/2036 •	5,136	2,291
5.730% due 11/25/2034 •	1,953	1,808
5.775% due 07/25/2034 •	84	79
5.895% due 04/25/2035 •	196	182
6.745% due 02/25/2047 ~	2,611	2,271

Morgan Stanley IXIS Real Estate Capital Trust
4.915% due 11/25/2036 •	9,691	3,209
4.995% due 11/25/2036 •	12,624	4,188
5.145% due 07/25/2036 •	16,729	6,908

Morgan Stanley Mortgage Loan Trust
5.325% due 04/25/2037 •	1,498	433
6.226% due 10/25/2036 ^þ	2,397	742

Mountain View CLO LLC
5.882% due 10/16/2029 •	10,671	10,603

Mountain View CLO Ltd.
5.635% due 10/13/2027 •	1,712	1,715

Nassau Ltd.
5.942% due 10/15/2029 •	10,733	10,693

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069	7,405	6,753

Navient Student Loan Trust
5.645% due 07/26/2066 •	10,992	10,692

New Century Home Equity Loan Trust
5.790% due 06/25/2035 •	4,946	4,853

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.460% due 02/25/2036 •	106	106

NovaStar Mortgage Funding Trust
6.945% due 12/25/2034 •	120	108

Option One Mortgage Loan Trust
4.975% due 07/25/2037 •	2,367	1,500
5.025% due 04/25/2037 •	169	96
5.580% due 05/25/2035 •	3,000	2,775

Option One Mortgage Loan Trust Asset-Backed Certificates
5.535% due 11/25/2035 •	8,213	7,695

Oxford Finance Funding LLC
3.602% due 02/15/2030	15,000	13,832

OZLM Ltd.
6.508% due 10/20/2031 •	4,885	4,756
6.508% due 07/20/2032 •	9,750	9,407

Palisades CDO Ltd.
5.466% due 07/22/2039 •	1,714	1,709

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.970% due 10/25/2034 ~	16,518	15,970
6.720% due 09/25/2034 •	235	227
6.945% due 09/25/2034 •	9,136	7,753

People’s Choice Home Loan Securities Trust
5.730% due 06/25/2034 •	3,650	3,490

Popular ABS Mortgage Pass-Through Trust
5.340% due 07/25/2036 •	5,415	5,048

PRET LLC
1.744% due 07/25/2051 þ	9,470	8,846
1.868% due 07/25/2051 þ	11,048	10,272
1.992% due 02/25/2061 þ	11,366	10,694

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.240% due 09/27/2060 þ		$5,733	$5,466
2.487% due 07/25/2051 þ		17,142	16,215
2.487% due 10/25/2051 ~		3,634	3,428
5.240% due 04/25/2052 þ		32,768	31,310
5.927% due 06/25/2052 þ		42,495	41,513

RAAC Trust
5.445% due 06/25/2044 •		26	21
5.545% due 03/25/2034 •		47	45
6.345% due 09/25/2047 •		4,668	4,476

Ready Capital Mortgage Financing LLC
6.145% due 04/25/2038 •		5,000	4,768
6.595% due 04/25/2038 •		10,000	9,724
7.095% due 04/25/2038 •		5,000	4,796

Renaissance Home Equity Loan Trust
5.473% due 01/25/2037 þ		9,077	3,026
5.608% due 05/25/2036 þ		6,724	3,109
5.746% due 05/25/2036 þ		2,138	1,012
6.011% due 05/25/2036 þ		3,097	1,530
6.166% due 05/25/2036 þ		3,380	1,711

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		23,882	21,249
4.320% due 09/25/2030		9,366	8,642

Residential Asset Mortgage Products Trust
5.525% due 12/25/2035 •		7,393	6,397
6.095% due 10/25/2034 •		9,661	8,419

Residential Asset Securities Corp. Trust
5.305% due 06/25/2036 ~		8,740	8,321
5.850% due 05/25/2035 •		3,794	3,668
5.880% due 08/25/2035 •		11,600	10,637

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		12,304	10,032

Saranac CLO Ltd.
6.547% due 06/22/2030 •		7,966	7,888

Saxon Asset Securities Trust
1.584% due 11/25/2035 •		4,249	4,039
5.155% due 09/25/2037 •		1,346	1,265

Sculptor CLO Ltd.
6.062% due 01/15/2031 •		16,200	16,010

Securitized Asset-Backed Receivables LLC Trust
4.965% due 09/25/2036 •		2,689	1,832
5.025% due 07/25/2036 ~		3,201	1,119
5.165% due 09/25/2036 •		23,489	16,021
5.325% due 09/25/2036 ~		4,297	2,930
5.460% due 01/25/2035 •		9,226	8,342

SLM Student Loan Trust
2.999% due 07/25/2039 •	EUR	602	617
3.507% due 12/15/2033 •		800	797
5.418% due 10/25/2029 •		$1,341	1,333

SMB Private Education Loan Trust
4.550% due 02/16/2055		27,320	25,732
4.950% due 02/16/2055		11,680	10,789

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		341	335
2.650% due 09/25/2040		226	216

Sound Point CLO Ltd.
5.798% due 07/25/2030 ~		9,395	9,269
6.608% due 07/20/2032 •		9,250	8,849

Soundview Home Loan Trust
4.955% due 01/25/2037 •		2,587	1,858
5.015% due 07/25/2037 •		279	228
5.345% due 06/25/2036 •		11,369	11,090
5.405% due 05/25/2036 •		14,377	13,728
5.835% due 06/25/2035 ~		4,032	3,772

Specialty Underwriting & Residential Finance Trust
5.145% due 09/25/2037 ~		984	685
5.195% due 03/25/2037 •		296	165

Start Ltd.
4.089% due 03/15/2044		3,419	3,029

Starwood Commercial Mortgage Trust
5.854% due 07/15/2038 ~		16,508	16,356
6.509% due 04/18/2038 •		5,000	4,612
6.809% due 04/18/2038 •		7,825	7,267

Store Master Funding LLC
4.290% due 10/20/2048		4,112	3,890

Structured Asset Investment Loan Trust
5.018% due 07/25/2036 •		6,498	3,865

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.445% due 04/25/2036 •	$36,971	$19,933
5.610% due 08/25/2035 •	3,573	3,372
5.645% due 04/25/2034 •	3,377	3,233

Structured Asset Securities Corp. Mortgage Loan Trust
4.980% due 07/25/2036 •	178	176
4.980% due 02/25/2037 •	12,648	11,699
5.165% due 12/25/2036 ~	21,271	19,406
5.265% due 02/25/2037 •	5,855	5,592

Taberna Preferred Funding Ltd.
5.146% due 05/05/2038 ~	1,709	1,590
5.166% due 12/05/2036 •	29,676	25,521
5.236% due 11/05/2035 •	1,774	1,614

TCI-Symphony CLO Ltd.
6.365% due 10/13/2032 •	18,530	17,991

Terwin Mortgage Trust
5.345% due 05/25/2038 •	5,315	2,686

THL Credit Wind River CLO Ltd.
6.442% due 04/15/2031 •	13,250	12,730

Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 þ	15,819	13,344

Toro ABS CDO Ltd.
5.084% due 02/07/2042 •	262,235	26

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~	767	755

Tralee CLO Ltd.
6.668% due 10/25/2032 •	3,425	3,273

Tropic CDO Ltd.
5.112% due 07/15/2036 •	9,115	8,386
5.542% due 04/15/2034 •	82	81

U.S. Capital Funding Ltd.
5.090% due 10/10/2040 •	660	580

Upstart Pass-Through Trust Series
4.300% due 05/20/2030	2,714	2,607

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	3,511	3,380

Venture CLO Ltd.
5.672% due 04/15/2027 •	3,050	3,037
5.852% due 07/15/2031 •	5,700	5,631
5.854% due 09/07/2030 •	19,819	19,505
6.552% due 07/30/2032 •	14,200	13,450

Vibrant CLO Ltd.
6.508% due 07/20/2032 •	12,125	11,779
6.558% due 07/20/2032 •	23,200	22,331

VMC Finance LLC
6.211% due 06/16/2036 •	6,000	5,654
6.561% due 06/16/2036 •	7,000	6,561
7.011% due 06/16/2036 •	3,000	2,770

Voya CLO Ltd.
6.242% due 10/15/2030 •	4,000	3,855

Wells Fargo Home Equity Asset-Backed Securities Trust
6.945% due 11/25/2035 ~	12,824	12,220

Westlake Automobile Receivables Trust
3.340% due 06/15/2026	5,000	4,784

Total Asset-Backed Securities (Cost $2,141,037)		1,949,087

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (i) 0.0%
		2,896

U.S. TREASURY BILLS 0.8%
4.441% due 04/25/2023 - 05/25/2023 (e)(f)(l)(n)	53,084	52,865

Total Short-Term Instruments (Cost $55,768)		55,761

Total Investments in Securities (Cost $15,752,631)		14,875,098

126	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	478,842	$4,655

Total Short-Term Instruments (Cost $4,653)		4,655

Total Investments in Affiliates (Cost $4,653)		4,655

Total Investments 211.5% (Cost $15,757,284)		$14,879,753

Financial Derivative Instruments (k)(m) 0.0% (Cost or Premiums, net $290,317)		2,634

Other Assets and Liabilities, net (111.5)%		(7,847,467)

Net Assets 100.0%		$7,034,920

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Seasoned Credit Risk Transfer Trust	4.000%	07/25/2056	05/03/2022 - 05/10/2022	$5,446	$5,386	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$2,896	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(2,954)	$2,896	$2,896

Total Repurchase Agreements						$(2,954)	$2,896	$2,896

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	127

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	5.000%	03/31/2023	04/10/2023	$(29,228)	$(29,240)
FAR	4.780	03/13/2023	04/13/2023	(45,018)	(45,144)
	4.890	03/13/2023	04/13/2023	(1,274,153)	(1,277,787)
	4.970	03/31/2023	04/13/2023	(126,111)	(126,163)
GRE	4.940	03/30/2023	04/13/2023	(15,473)	(15,482)

Total Reverse Repurchase Agreements					$(1,493,816)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	4.900%	03/31/2023	04/05/2023	$(2,627)	$(2,629)
MSC	4.880	03/23/2023	04/06/2023	(1,707)	(1,709)

Total Sale-Buyback Transactions					$(4,338)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (43.7)%
Ginnie Mae, TBA	2.000%	04/01/2053	$12,300	$(10,484)	$(10,450)
Ginnie Mae, TBA	2.000	05/01/2053	99,000	(83,639)	(84,171)
Ginnie Mae, TBA	2.500	04/01/2053	164,700	(142,998)	(144,955)
Ginnie Mae, TBA	2.500	05/01/2053	259,000	(226,939)	(228,153)
Ginnie Mae, TBA	3.500	04/01/2053	6,450	(5,858)	(6,047)
Ginnie Mae, TBA	4.000	04/01/2053	108,800	(104,538)	(104,754)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2038	9,500	(8,336)	(8,352)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2038	137,450	(122,320)	(124,023)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2053	1,127,850	(927,622)	(933,397)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2053	24,935	(21,194)	(21,494)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2053	24,935	(21,417)	(21,517)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2038	29,425	(27,547)	(27,896)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2053	1,297,070	(1,161,695)	(1,165,126)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2053	137,200	(123,984)	(127,494)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2053	1,000	(924)	(930)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2038	64,100	(61,911)	(63,089)

Total Short Sales (43.7)%				$(3,051,406)	$(3,071,848)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(29,240)	$0	$(29,240)	$30,026	$786
FAR	0	(1,449,094)	0	(1,449,094)	1,513,877	64,783
FICC	2,896	0	0	2,896	(2,954)	(58)
GRE	0	(15,482)	0	(15,482)	15,463	(19)

Master Securities Forward Transaction Agreement
BCY	0	0	(2,629)	(2,629)	2,622	(7)
MSC	0	0	(1,709)	(1,709)	1,699	(10)

Total Borrowings and Other Financing Transactions	$2,896	$(1,493,816)	$(4,338)

128	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(1,478,334)	$0	$0	$(1,478,334)
U.S. Treasury Obligations	0	(15,482)	0	0	(15,482)

Total	$0	$(1,493,816)	$0	$0	$(1,493,816)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,338)	0	0	(4,338)

Total	$0	$(4,338)	$0	$0	$(4,338)

Total Borrowings	$0	$(1,498,154)	$0	$0	$(1,498,154)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,498,154)

(j)	Securities with an aggregate market value of $1,588,770 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(1,536,838) at a weighted average interest rate of 2.501%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$96.500	12/18/2023	3,307	$8,268	$(3,028)	$(11,065)

Total Written Options					$(3,028)	$(11,065)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2024	2,755	$	664,196	$974	$413	$0
3-Month SOFR Active Contract September Futures	12/2023	16,749		3,994,427	20,406	0	(209)
30-Day Fed Fund November Futures	11/2023	413		164,353	722	9	0
90-Day Eurodollar December Futures	12/2023	290		69,194	(769)	14	0
U.S. Treasury 5-Year Note June Futures	06/2023	100		10,951	214	23	(23)
U.S. Treasury 10-Year Note June Futures	06/2023	5,891		677,005	18,587	2,025	(220)

					$40,134	$2,484	$(452)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	9,047	$	(2,164,495)	$(7,453)	$0	$(452)
3-Month SOFR Active Contract December Futures	03/2025	444		(107,531)	(828)	0	(78)
3-Month SOFR Active Contract March Futures	06/2024	7,459		(1,791,932)	(7,410)	0	(932)
3-Month SOFR Active Contract September Futures	12/2024	2,554		(617,493)	(35)	0	(415)
30-Day Fed Fund February Futures	02/2024	413		(164,912)	(661)	0	(69)
U.S. Treasury 5-Year Note June Futures	06/2023	101		(11,060)	(227)	0	0
U.S. Treasury 10-Year Note June Futures	06/2023	640		(73,550)	(1,906)	0	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	101		(14,254)	(574)	0	(136)

					$(19,094)	$0	$(2,082)

Total Futures Contracts					$21,040	$2,484	$(2,534)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	129

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$	338,200	$15	$10,212	$10,227	$140	$0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		1,864,400	83,891	(1,530)	82,361	0	(1,046)
Receive	1-Day USD-SOFR Compounded-OIS	2.034	Annual	03/02/2025		199,000	1,254	6,811	8,065	0	(147)
Receive	1-Day USD-SOFR Compounded-OIS	1.880	Annual	03/03/2025		63,700	395	2,370	2,765	0	(46)
Receive	1-Day USD-SOFR Compounded-OIS	1.933	Annual	03/03/2025		199,000	1,254	7,182	8,436	0	(146)
Receive	1-Day USD-SOFR Compounded-OIS	1.998	Annual	03/09/2025		191,800	1,389	6,456	7,845	0	(146)
Receive	1-Day USD-SOFR Compounded-OIS	2.260	Annual	03/14/2025		33,200	242	940	1,182	0	(26)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2025		2,757,400	(95,575)	(69,012)	(164,587)	3,076	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		1,202,475	12,908	(10,769)	2,139	0	(1,779)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		534,900	36,638	(557)	36,081	0	(1,322)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		596,097	809	(69,989)	(69,180)	1,636	0
Pay	1-Day USD-SOFR Compounded-OIS	2.571	Annual	04/30/2029		455,500	0	(21,420)	(21,420)	1,467	0
Pay	1-Day USD-SOFR Compounded-OIS	2.574	Annual	04/30/2029		410,000	0	(19,192)	(19,192)	1,321	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		108,300	3,862	11,949	15,811	0	(318)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		149,300	(7,904)	(6,761)	(14,665)	464	0
Receive	1-Day USD-SOFR Compounded-OIS	3.205	Annual	11/09/2029		5,200	43	(2)	41	0	(20)
Receive	1-Day USD-SOFR Compounded-OIS	3.217	Annual	11/09/2029		5,600	46	(7)	39	0	(21)
Receive	1-Day USD-SOFR Compounded-OIS	3.218	Annual	11/09/2029		5,200	43	(7)	36	0	(20)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		163,000	13,125	314	13,439	0	(571)
Receive	1-Day USD-SOFR Compounded-OIS	3.513	Annual	03/08/2030		96,600	722	(2,241)	(1,519)	0	(386)
Receive	1-Day USD-SOFR Compounded-OIS	3.635	Annual	03/08/2030		24,500	192	(763)	(571)	0	(99)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		470,300	5,198	(130)	5,068	0	(2,025)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		1,496,600	140,696	52,499	193,195	0	(4,977)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		745,900	81,614	(2,084)	79,530	0	(3,592)
Receive	1-Day USD-SOFR Compounded-OIS	3.453	Annual	03/08/2033		64,000	237	(1,600)	(1,363)	0	(338)
Receive	1-Day USD-SOFR Compounded-OIS	3.505	Annual	03/08/2033		6,800	80	(255)	(175)	0	(36)
Pay	1-Day USD-SOFR Compounded-OIS	3.510	Annual	03/08/2033		22,000	(254)	830	576	117	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		79,400	(666)	(334)	(1,000)	444	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	03/03/2025		905,300	883	52,351	53,234	0	(719)
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	04/05/2025		905,300	1,032	54,610	55,642	0	(784)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	05/04/2025		905,300	1,068	50,458	51,526	0	(1,078)
Receive	3-Month USD-LIBOR	0.830	Semi-Annual	10/22/2026		68,600	0	7,207	7,207	0	(169)
Pay	3-Month USD-LIBOR	1.080	Semi-Annual	10/22/2026		342,900	(787)	(32,041)	(32,828)	856	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		290,800	(3,276)	28,419	25,143	0	(693)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		7,400	40	(376)	(336)	19	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		351,240	(18,424)	(33,659)	(52,083)	883	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		458,200	(6,869)	54,966	48,097	0	(1,332)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		594,200	6,864	(69,372)	(62,508)	1,713	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		3,550	(233)	(446)	(679)	14	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		125,500	(1,627)	17,558	15,931	0	(545)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,900	90	946	1,036	6	0
Receive(1)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		17,200	122	(200)	(78)	0	(8)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	850	961	0	(3)

Total Swap Agreements							$259,248	$24,181	$283,429	$12,156	$(22,392)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,484	$12,156	$14,640	$(11,065)	$(2,534)	$(22,392)	$(35,991)

(l)

Securities with an aggregate market value of $89,837 and cash of $36,892 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

130	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	GBP	123,084		$147,519	$0	$(4,316)

CBK	05/2023	CAD	43,537		32,626	391	0
	05/2023		$1,255	CAD	1,721	19	0

DUB	04/2023		103,466	EUR	95,607	220	0
	05/2023	EUR	95,607		$103,632	0	(216)

MBC	04/2023	GBP	6,330		7,780	0	(29)
	04/2023		$1,088	EUR	1,023	22	0
	04/2023		9,991	GBP	8,140	51	0

RBC	04/2023		149,445		121,274	157	0
	05/2023	GBP	121,274		$149,531	0	(160)

UAG	04/2023	EUR	96,630		102,594	0	(2,201)

Total Forward Foreign Currency Contracts						$860	$(6,922)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	09/18/2023	512,800	$ 1,149	$243
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.883	04/06/2023	101,200	430	3
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.565	04/06/2023	55,000	180	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.810	04/06/2023	23,900	98	1
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.149	05/04/2023	138,300	1,023	26
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.600	04/06/2023	87,100	405	1
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	06/08/2023	18,700	72	2
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.015	01/11/2024	14,600	105	95
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.510	01/17/2024	29,400	97	79
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.397	01/19/2024	9,200	28	20
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.010	01/23/2024	11,200	13	12
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	01/24/2024	9,200	27	25
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280	06/29/2023	107,720	5,731	19,082

BPS	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550	04/06/2023	52,700	178	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/20/2023	39,300	795	747
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	12/20/2023	117,000	2,366	1,492
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/05/2024	267,500	1,792	4,717

BRC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/20/2023	39,400	814	749
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	12/20/2023	119,000	2,404	1,518
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.210	03/08/2024	143,500	3,013	5,077
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	03/08/2024	143,500	3,013	1,672

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	05/19/2027	236,100	1,334	1,629
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/09/2024	91,900	666	1,638
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/20/2024	211,000	1,834	3,819
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.380	04/06/2023	25,300	534	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.285	04/14/2023	25,100	597	14

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	01/31/2024	678,000	907	1,204
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.100	02/01/2024	658,000	1,489	2,091
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	04/06/2023	138,500	690	2,828
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.272	04/06/2023	14,700	151	28
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.332	04/06/2023	13,800	145	12
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.875	01/03/2024	7,100	190	178
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.625	01/03/2024	7,100	190	98
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.040	01/11/2024	85,500	817	578
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.040	01/11/2024	85,500	817	654
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.995	01/16/2024	78,700	767	498
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.995	01/16/2024	78,700	767	651
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.376	01/19/2024	4,700	14	10
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.016	01/23/2024	18,100	24	20
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/07/2024	264,500	1,891	4,692
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.953	02/21/2024	21,700	67	146
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.901	02/23/2024	95,500	286	596
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/28/2024	122,500	992	2,251
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	03/04/2024	122,500	894	2,268
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.575	02/23/2024	95,500	387	547

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	131

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	09/18/2023	494,800	$1,089	$235
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.100	02/01/2024	588,000	1,142	1,869
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.655	12/12/2023	210,600	4,591	3,212
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.405	12/12/2023	210,600	4,591	3,223
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.000	10/26/2023	15,700	469	92
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/12/2024	46,100	410	824

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	02/02/2024	1,186,500	943	2,081
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.713	04/06/2023	30,500	99	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.945	04/06/2023	28,300	128	6
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	04/06/2023	29,300	230	9
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.984	04/06/2023	14,700	115	5
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.546	05/04/2023	26,000	200	629
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	05/04/2023	135,000	1,033	3,359
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.285	03/04/2024	81,000	1,527	3,068
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.985	03/04/2024	81,000	1,527	663
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.323	04/06/2023	900	9	1
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.363	04/06/2023	29,300	309	17
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.368	04/06/2023	14,700	158	8
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/12/2024	20,000	48	87
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.915	02/22/2024	19,000	58	121
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.433	02/27/2024	21,600	160	321
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.348	04/13/2023	24,300	486	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	04/20/2023	27,700	677	51
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.273	04/20/2023	27,700	616	33
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/21/2023	25,700	754	64

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.915	04/06/2023	65,000	272	3
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.593	04/06/2023	105,000	472	1
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.979	02/01/2024	9,700	8	11
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.370	02/07/2024	5,000	8	11

							$62,312	$82,020

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	$99.285	04/06/2023	165,500	$227	$2
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	99.367	04/06/2023	163,000	229	3

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	94.109	04/06/2023	228,000	1,318	47

					$1,774	$52

Total Purchased Options					$64,086	$82,072

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750%	09/18/2023	256,400	$(451)	$(70)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	256,400	(384)	(38)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110	06/29/2023	527,820	(5,731)	(34,302)

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/06/2023	140,400	(533)	(835)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/14/2023	139,000	(595)	(897)

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.600	02/01/2024	658,000	(724)	(1,155)

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750	09/18/2023	247,400	(435)	(67)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	247,400	(356)	(37)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.600	02/01/2024	588,000	(547)	(1,032)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.739	04/06/2023	82,500	(225)	0

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/13/2023	134,400	(484)	(856)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/20/2023	306,400	(1,287)	(1,070)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/21/2023	143,300	(762)	(512)

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.495	04/06/2023	161,000	(1,272)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.743	04/06/2023	105,000	(281)	0

							$(14,067)	$(40,882)

132	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$94.266	04/06/2023	83,500	$(457)	$(1,191)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	94.563	04/06/2023	27,100	(212)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	3,100	(25)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	96.719	04/06/2023	5,000	(38)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2053	94.344	05/04/2023	35,000	(295)	(121)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2053	96.344	05/04/2023	35,000	(257)	(183)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2053	96.359	05/04/2023	73,200	(543)	(378)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.469	04/06/2023	7,100	(47)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	4,000	(18)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	7,100	(36)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	4,000	(15)	0

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	93.844	04/06/2023	81,000	(434)	(1,483)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	10,000	(45)	(36)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	19,300	(84)	(180)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	100.367	04/06/2023	163,000	(420)	(77)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	102.219	04/06/2023	153,000	(430)	(15)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	94.781	04/06/2023	87,500	(574)	(71)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	94.797	04/06/2023	7,000	(20)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.000	04/06/2023	28,200	(134)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.328	04/06/2023	87,500	(667)	(185)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.375	04/06/2023	20,000	(119)	(46)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.469	04/06/2023	22,500	(184)	(103)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.484	04/06/2023	1,500	(4)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	16,700	(133)	(53)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.852	04/06/2023	89,000	(476)	(401)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	96.016	04/06/2023	24,000	(92)	(48)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	96.500	04/06/2023	88,000	(468)	(804)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	96.781	04/06/2023	87,500	(520)	(36)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	96.797	04/06/2023	7,000	(16)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.313	04/06/2023	9,700	(64)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.313	04/06/2023	9,700	(49)	(3)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	94.766	04/06/2023	35,900	(196)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.094	04/06/2023	35,900	(168)	(51)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.516	04/06/2023	24,500	(191)	(106)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	16,200	(129)	(54)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.969	04/06/2023	13,000	(46)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	96.313	04/06/2023	18,000	(129)	(137)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	15,500	(64)	(91)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 05/01/2053	95.313	05/04/2023	95,500	(880)	(140)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 05/01/2053	97.313	05/04/2023	95,500	(716)	(1,143)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	99.188	04/06/2023	165,500	(692)	(1,092)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	101.875	04/06/2023	162,500	(432)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2053	99.063	05/04/2023	164,000	(1,031)	(2,029)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2053	99.156	05/04/2023	32,500	(204)	(382)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	100.313	04/06/2023	165,500	(407)	(66)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	102.156	04/06/2023	97,500	(274)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	102.313	04/06/2023	82,500	(129)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 05/01/2053	99.469	05/04/2023	216,000	(979)	(40)

					$(13,543)	$(10,938)

Total Written Options					$(27,610)	$(51,820)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$1,713	$(591)	$457	$0	$(134)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	4,237	(1,093)	1,051	0	(42)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	268	(73)	70	0	(3)

SAL	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	2,682	(622)	596	0	(26)

Total Swap Agreements						$(2,379)	$2,174	$0	$(205)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	133

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$19,589	$0	$19,589	$(4,316)	$(36,337)	$(176)	$(40,829)	$(21,240)	$22,374	$1,134
BPS	0	6,956	0	6,956	0	0	0	0	6,956	(7,650)	(694)
BRC	0	9,016	0	9,016	0	0	(3)	(3)	9,013	(9,000)	13
CBK	410	7,100	0	7,510	0	(1,732)	0	(1,732)	5,778	(6,388)	(610)
DUB	220	19,350	0	19,570	(216)	(1,155)	0	(1,371)	18,199	(19,250)	(1,051)
GLM	0	9,455	0	9,455	0	(1,136)	0	(1,136)	8,319	(8,700)	(381)
JPM	0	5	0	5	0	(1,791)	0	(1,791)	(1,786)	1,655	(131)
MBC	73	0	0	73	(29)	0	0	(29)	44	(60)	(16)
MSC	0	47	0	47	0	(1,814)	0	(1,814)	(1,767)	2,614	847
MYC	0	10,528	0	10,528	0	(2,438)	0	(2,438)	8,090	(7,431)	659
NGF	0	26	0	26	0	(11)	0	(11)	15	0	15
RBC	157	0	0	157	(160)	0	0	(160)	(3)	0	(3)
SAL	0	0	0	0	0	(5,406)	(26)	(5,432)	(5,432)	5,214	(218)
UAG	0	0	0	0	(2,201)	0	0	(2,201)	(2,201)	2,820	619

Total Over the Counter	$860	$82,072	$0	$82,932	$(6,922)	$(51,820)	$(205)	$(58,947)

(n)

Securities with an aggregate market value of $34,677 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,484	$2,484
Swap Agreements	0	0	0	0	12,156	12,156

	$0	$0	$0	$0	$14,640	$14,640

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$860	$0	$860
Purchased Options	0	0	0	0	82,072	82,072

	$0	$0	$0	$860	$82,072	$82,932

	$0	$0	$0	$860	$96,712	$97,572

134	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11,065	$11,065
Futures	0	0	0	0	2,534	2,534
Swap Agreements	0	0	0	0	22,392	22,392

	$0	$0	$0	$0	$35,991	$35,991

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,922	$0	$6,922
Written Options	0	0	0	0	51,820	51,820
Swap Agreements	0	205	0	0	0	205

	$0	$205	$0	$6,922	$51,820	$58,947

	$0	$205	$0	$6,922	$87,811	$94,938

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,746	$8,746
Swap Agreements	0	0	0	0	120,797	120,797

	$0	$0	$0	$0	$129,543	$129,543

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,696	$0	$38,696
Purchased Options	0	0	0	0	4,913	4,913
Written Options	0	0	0	0	53,307	53,307
Swap Agreements	0	3,869	0	0	2,508	6,377

	$0	$3,869	$0	$38,696	$60,728	$103,293

	$0	$3,869	$0	$38,696	$190,271	$232,836

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(6,393)	$(6,393)
Futures	0	0	0	0	17,422	17,422
Swap Agreements	0	0	0	0	(80,159)	(80,159)

	$0	$0	$0	$0	$(69,130)	$(69,130)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,321)	$0	$(13,321)
Purchased Options	0	0	0	0	(128,208)	(128,208)
Written Options	0	0	0	0	79,796	79,796
Swap Agreements	0	(10,667)	0	0	(1,901)	(12,568)

	$0	$(10,667)	$0	$(13,321)	$(50,313)	$(74,301)

	$0	$(10,667)	$0	$(13,321)	$(119,443)	$(143,431)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	135

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$928	$0	$928
Corporate Bonds & Notes
Banking & Finance	0	7,125	0	7,125
Industrials	0	3,154	0	3,154
Utilities	0	11,713	0	11,713
U.S. Government Agencies	0	9,810,766	139,648	9,950,414
U.S. Treasury Obligations	0	103,638	0	103,638
Non-Agency Mortgage-Backed Securities	0	2,711,420	81,858	2,793,278
Asset-Backed Securities	0	1,937,473	11,614	1,949,087
Short-Term Instruments
Repurchase Agreements	0	2,896	0	2,896
U.S. Treasury Bills	0	52,865	0	52,865

	$0	$14,641,978	$233,120	$14,875,098

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,655	$0	$0	$4,655

Total Investments	$4,655	$14,641,978	$233,120	$14,879,753

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,071,848)	$0	$(3,071,848)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	14,640	0	14,640
Over the counter	0	82,932	0	82,932

	$0	$97,572	$0	$97,572

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(35,991)	0	(35,991)
Over the counter	0	(58,947)	0	(58,947)

	$0	$(94,938)	$0	$(94,938)

Total Financial Derivative Instruments	$0	$2,634	$0	$2,634

Totals	$4,655	$11,572,764	$233,120	$11,810,539

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(1)
Investments in Securities, at Value
U.S. Government Agencies	$18,806	$139,278	$(9,513)	$1	$43	$(229)	$0	$(8,738)	$139,648	$505
Non-Agency Mortgage-Backed Securities	137,918	36,133	(11,220)	17	83	(11,150)	0	(69,923)	81,858	(2,624)
Asset-Backed Securities	12,675	0	(444)	0	0	(617)	0	0	11,614	(617)

Totals	$169,399	$175,411	$(21,177)	$18	$126	$(11,996)	$0	$(78,661)	$233,120	$(2,736)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
U.S. Government Agencies	$139,648	Proxy Pricing	Base Price	98.906-101.313	100.174
Non-Agency Mortgage-Backed Securities	45,702	Discounted Cash Flow	Discount Rate	4.978-5.677	5.090
	36,156	Proxy Pricing	Base Price	96.031-100.922	96.363
Asset-Backed Securities	11,614	Discounted Cash Flow/Indicative Market Quotation	Discount Rate/Broker Quote	9.990/95.250	—

Total	$233,120

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

136	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Strategic Bond Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.7%

Brookfield Retail Holdings
7.407% due 08/27/2025		$155	$152

Cornerstone Building Brands, Inc.
7.934% (LIBOR01M + 3.250%) due 04/12/2028 ~		192	170

IRB Holding Corp.
7.737% due 12/15/2027		197	193

Kronos Acquisition Holdings, Inc.
8.703% (LIBOR03M + 3.750%) due 12/22/2026 ~		196	189

MPH Acquisition Holdings LLC
9.203% (LIBOR03M + 4.250%) due 09/01/2028 ~		197	169

Organon & Co.
TBD% - 8.000% (LIBOR03M + 3.000%) due 06/02/2028 ~		169	170

U.S. Foods, Inc.
7.557% (LIBOR01M + 2.750%) due 11/22/2028 ~		241	241

Zayo Group Holdings, Inc.
7.840% (LIBOR01M + 3.000%) due 03/09/2027 ~		269	220

Total Loan Participations and Assignments (Cost $1,608)			1,504

CORPORATE BONDS & NOTES 28.6%

BANKING & FINANCE 18.9%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		200	180

American Assets Trust LP
3.375% due 02/01/2031		200	161

American Tower Corp.
2.300% due 09/15/2031		200	160

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		6	5

Banco BTG Pactual SA
4.500% due 01/10/2025		200	193

Bank of America Corp.
3.864% due 07/23/2024 •		300	298

Barclays PLC
3.375% due 04/02/2025 •	EUR	100	108
4.972% due 05/16/2029 •		$700	676

BNP Paribas SA
1.904% due 09/30/2028 •		300	255
2.871% due 04/19/2032 •		200	167
7.000% due 08/16/2028 •(d)(e)		300	274

Brixmor Operating Partnership LP
2.250% due 04/01/2028		200	172

Brookfield Finance, Inc.
4.000% due 04/01/2024		50	49

Corebridge Financial, Inc.
3.900% due 04/05/2032		200	173

Credit Suisse AG
3.700% due 02/21/2025		250	238
6.500% due 08/08/2023 (e)		200	192

Credit Suisse AG AT1 Claim^		500	29

Credit Suisse Group AG
4.550% due 04/17/2026		500	462
6.537% due 08/12/2033 •		250	257

Crown Castle, Inc.
3.100% due 11/15/2029		200	178

Deutsche Bank AG
0.898% due 05/28/2024 (f)		200	188
1.625% due 01/20/2027	EUR	200	187
1.750% due 11/19/2030 •		200	171
3.729% due 01/14/2032 •(f)		$200	149
6.119% due 07/14/2026 •		400	388

Equinix, Inc.
3.900% due 04/15/2032		200	182

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	100	$104
2.748% due 06/14/2024	GBP	100	118
3.375% due 11/13/2025		$300	282
3.416% due 12/01/2024 •	EUR	100	106
4.535% due 03/06/2025	GBP	100	119

Goldman Sachs Group, Inc.
3.000% due 03/15/2024		$100	98
3.615% due 03/15/2028 •		300	284
6.553% (US0003M + 1.600%) due 11/29/2023 ~		300	301

HSBC Holdings PLC
2.871% due 11/22/2032 •		300	244
4.292% due 09/12/2026 •		300	288
4.583% due 06/19/2029 •		100	95
5.210% due 08/11/2028 •		200	198
6.000% due 09/29/2023 •(d)(e)	EUR	200	212

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		$200	136
4.750% due 04/27/2027		200	162

ING Groep NV
2.727% due 04/01/2032 •		400	330
4.017% due 03/28/2028 •		200	189

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(d)(e)	EUR	200	209

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		$200	186
2.963% due 01/25/2033 •		200	171

Kennedy-Wilson, Inc.
4.750% due 02/01/2030		200	148

Lazard Group LLC
4.500% due 09/19/2028		800	762

LeasePlan Corp. NV
2.875% due 10/24/2024		200	190

Lloyds Banking Group PLC
3.750% due 03/18/2028 •		200	186
4.716% due 08/11/2026 •		200	195

Mizuho Financial Group, Inc.
3.261% due 05/22/2030 •		200	177

MPT Operating Partnership LP
3.375% due 04/24/2030	GBP	100	76

National Health Investors, Inc.
3.000% due 02/01/2031		$200	151

Nationwide Building Society
4.302% due 03/08/2029 •		300	277
4.363% due 08/01/2024 •		300	298

NatWest Group PLC
4.519% due 06/25/2024 •		200	199
4.800% due 04/05/2026		500	485

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		200	177

OneMain Finance Corp.
6.125% due 03/15/2024		250	244

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		950	871

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		700	695

Societe Generale SA
1.488% due 12/14/2026 •		300	262
4.677% due 06/15/2027		300	293
6.750% due 04/06/2028 •(d)(e)		300	240

Standard Chartered PLC
2.819% due 01/30/2026 •		300	283

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		200	160

UniCredit SpA
7.830% due 12/04/2023		600	606

Wells Fargo & Co.
3.000% due 04/22/2026		300	284
3.526% due 03/24/2028 •		400	378

			16,961

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 8.6%

Air Canada
4.625% due 08/15/2029	CAD	200	$132

American Airlines Pass-Through Trust
3.250% due 04/15/2030		$72	63
3.375% due 11/01/2028		188	164

American Airlines, Inc.
5.500% due 04/20/2026		200	197
5.750% due 04/20/2029		100	96

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	300	304

Bio-Rad Laboratories, Inc.
3.300% due 03/15/2027		$200	189

Boeing Co.
1.950% due 02/01/2024		200	194

Broadcom, Inc.
3.137% due 11/15/2035		3	2
4.926% due 05/15/2037		3	3

Caesars Entertainment, Inc.
6.250% due 07/01/2025		300	300

Charter Communications Operating LLC
3.500% due 06/01/2041		200	137

Cloud Software Group Holdings, Inc.
6.500% due 03/31/2029		200	177

Constellation Brands, Inc.
4.750% due 05/09/2032		300	297

Coty, Inc.
3.875% due 04/15/2026	EUR	100	104
4.750% due 01/15/2029		$200	187
5.000% due 04/15/2026		300	290

Expedia Group, Inc.
6.250% due 05/01/2025		44	45

FactSet Research Systems, Inc.
3.450% due 03/01/2032		200	175

Frontier Communications Holdings LLC
8.750% due 05/15/2030		200	199

Grifols Escrow Issuer SA
3.875% due 10/15/2028	EUR	200	169

Haleon U.S. Capital LLC
3.375% due 03/24/2027		$250	237

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		100	84
3.750% due 05/01/2029		200	179

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	100	97

Marriott International, Inc.
2.850% due 04/15/2031		$200	170

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	164

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	142	164

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		$100	80

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		500	474
4.810% due 09/17/2030		200	181

Petroleos Mexicanos
6.700% due 02/16/2032		199	159

Prosus NV
2.085% due 01/19/2030	EUR	200	171

Sands China Ltd.
3.350% due 03/08/2029		$200	166

Studio City Finance Ltd.
5.000% due 01/15/2029		100	77

T-Mobile USA, Inc.
3.875% due 04/15/2030		200	188

TEGNA, Inc.
4.625% due 03/15/2028		200	175

Toyota Tsusho Corp.
3.625% due 09/13/2023		300	298

United Airlines Pass-Through Trust
5.875% due 04/15/2029		151	151

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	137

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
4.375% due 04/15/2026		$100	$96
4.625% due 04/15/2029		300	272

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	100	101

Warnermedia Holdings, Inc.
4.279% due 03/15/2032		$200	179

Wynn Macau Ltd.
5.500% due 01/15/2026		400	371

			7,658

UTILITIES 1.1%

Boston Gas Co.
3.757% due 03/16/2032		100	91

Georgia Power Co.
4.700% due 05/15/2032		300	297

Pacific Gas & Electric Co.
3.250% due 06/01/2031		200	170
4.400% due 03/01/2032		200	180

Southern California Gas Co.
2.950% due 04/15/2027		200	188

Verizon Communications, Inc.
3.875% due 03/01/2052		100	81

			1,007

Total Corporate Bonds & Notes (Cost $28,228)			25,626

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.587% due 06/01/2029		200	173

Total Municipal Bonds & Notes (Cost $200)			173

U.S. GOVERNMENT AGENCIES 16.5%

Fannie Mae
4.965% due 03/25/2034 •		3	3
5.745% due 04/25/2032 •		5	5

Uniform Mortgage-Backed Security
4.000% due 04/01/2048		469	459

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2053		100	86
3.000% due 05/01/2053		4,000	3,593
3.500% due 05/01/2053		9,400	8,741
4.500% due 05/01/2053		1,900	1,862

Total U.S. Government Agencies (Cost $14,665)			14,749

U.S. TREASURY OBLIGATIONS 1.6%

U.S. Treasury Notes
0.125% due 06/30/2023 (j)		900	890
1.250% due 07/31/2023 (j)		587	580

Total U.S. Treasury Obligations (Cost $1,486)			1,470

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		102	77

Banc of America Funding Trust
4.174% due 06/20/2032 ~		14	13

Bear Stearns Adjustable Rate Mortgage Trust
4.238% due 02/25/2034 ~		18	16

Bear Stearns ALT-A Trust
3.764% due 05/25/2036 ^~		604	343

Countrywide Alternative Loan Trust
6.000% due 01/25/2036		306	222

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~		3	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		$212	$133

EMF-NL Prime BV
3.128% due 04/17/2041 •	EUR	23	24

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~		$11	10
5.750% due 01/25/2037 ^		9	6

HarborView Mortgage Loan Trust
3.764% due 06/19/2036 ^~		115	53

MASTR Adjustable Rate Mortgages Trust
3.210% due 05/25/2034 ~		34	31

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.544% due 08/15/2032 •		56	49

Residential Accredit Loans, Inc. Trust
6.016% due 09/25/2037 ~		365	260

Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		194	75

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •	GBP	171	210

Structured Asset Mortgage Investments Trust
5.261% due 07/19/2035 •		$16	14

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	568	701

WaMu Mortgage Pass-Through Certificates Trust
3.418% due 03/25/2037 ^~		$325	262
4.538% due 08/25/2042 •		9	8

Total Non-Agency Mortgage-Backed Securities (Cost $3,074)			2,510

ASSET-BACKED SECURITIES 26.6%

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •		135	135
5.809% due 11/10/2030 •		497	492

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.550% due 11/25/2035 •		229	224
5.865% due 09/25/2034 •		182	178

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •		362	358

Apidos CLO
5.722% due 07/17/2030 •		500	494

AREIT Trust
6.985% due 06/17/2039 •		500	500

Ares CLO Ltd.
5.662% due 01/15/2029 •		229	227

Aurium CLO DAC
3.018% due 01/16/2031 •	EUR	300	318

Bayview Financial Acquisition Trust
6.596% due 12/28/2036 þ		$76	79

Bear Stearns Asset-Backed Securities Trust
5.075% due 02/25/2037 •		600	541
5.475% due 02/25/2036 •		281	280

Blackrock European CLO DAC
2.908% due 10/15/2031 ~	EUR	500	527

Cairn CLO DAC
3.068% due 04/30/2031 •		493	522

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •		$400	384

Countrywide Asset-Backed Certificates Trust
5.045% due 06/25/2047 ^•		381	325
5.585% due 08/25/2047 •		119	113

CQS U.S. CLO Ltd.
7.289% due 07/20/2031 •		496	495

Crestline Denali CLO Ltd.
5.838% due 04/20/2030 •		644	635

CSAB Mortgage-Backed Trust
4.985% due 11/25/2036 •		888	151

Elevation CLO Ltd.
5.768% due 10/25/2030 •		296	293

Fremont Home Loan Trust
4.985% due 01/25/2037 •		518	264

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FS Rialto Issuer LLC
6.459% due 01/19/2039 •		$500	$491

Halseypoint CLO Ltd.
5.908% due 07/20/2031 •		892	882

Harvest CLO DAC
3.138% due 01/15/2032 •	EUR	500	527

HSI Asset Securitization Corp. Trust
5.625% due 01/25/2036 •		$400	310

IXIS Real Estate Capital Trust
5.305% due 01/25/2037 •		109	42

Jubilee CLO DAC
2.898% due 04/15/2030 ~	EUR	500	530
2.938% due 04/15/2031 •		500	526

KKR CLO Ltd.
5.927% due 10/15/2030 •		$362	359

LCM LP
5.668% due 07/19/2027 •		443	439
5.848% due 10/20/2027 •		92	92

Magnetite Ltd.
5.744% due 11/15/2028 •		547	542

Marathon CLO Ltd.
5.942% due 04/15/2029 •		158	158

Marble Point CLO Ltd.
5.832% due 10/15/2030 •		481	475

Morgan Stanley ABS Capital, Inc. Trust
5.145% due 09/25/2036 •		659	252
5.385% due 12/25/2034 •		231	202

Mountain View CLO LLC
5.832% due 01/16/2031 •		500	494

OSD CLO Ltd.
5.662% due 04/17/2031 •		689	678

Palmer Square Loan Funding Ltd.
5.475% due 02/20/2028 •		79	79

PFP Ltd.
5.728% due 08/09/2037 •		359	345

Rad CLO Ltd.
5.936% due 07/24/2032 •		700	687

Residential Asset Securities Corp. Trust
5.365% due 07/25/2036 ^•		1,157	1,029
5.445% due 02/25/2036 •		615	604

Saxon Asset Securities Trust
5.155% due 09/25/2037 •		252	237

SG Mortgage Securities Trust
5.055% due 10/25/2036 •		700	477

Sierra Madre Funding Ltd.
5.109% due 09/07/2039 •		751	557

Sound Point CLO Ltd.
5.798% due 07/25/2030 ~		470	464
5.805% due 01/23/2029 •		210	210
5.858% due 10/20/2028 •		252	252

Soundview Home Loan Trust
5.045% due 06/25/2037 •		523	373

Stratus CLO Ltd.
5.708% due 12/28/2029 •		256	253

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •		500	493

TCW CLO Ltd.
5.788% due 04/25/2031 •		300	296

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~		500	492

Venture CLO Ltd.
5.828% due 04/20/2029 •		187	186
5.858% due 07/20/2030 •		697	689
5.962% due 07/30/2032 •		300	294

VMC Finance LLC
5.861% due 06/16/2036 •		99	94

WaMu Asset-Backed Certificates WaMu Trust
5.070% due 05/25/2037 •		330	299

Wellfleet CLO Ltd.
5.978% due 07/20/2032 •		815	798

Total Asset-Backed Securities (Cost $24,355)			23,742

138	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.9%

Israel Government International Bond
3.800% due 05/13/2060		$200	$156

Mexico Government International Bond
5.400% due 02/09/2028		200	206

Peru Government International Bond
5.940% due 02/12/2029	PEN	300	75
8.200% due 08/12/2026		500	139

Provincia de Buenos Aires
73.663% due 04/12/2025	ARS	380	1

Romania Government International Bond
1.750% due 07/13/2030	EUR	200	160

South Africa Government International Bond
4.850% due 09/30/2029		$400	360

Turkey Government International Bond
6.350% due 08/10/2024		600	597

Total Sovereign Issues (Cost $1,935)			1,694

		SHARES
PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

AGFC Capital Trust
6.542% (US0003M + 1.750%) due 01/15/2067 ~		100,000	57

Nationwide Building Society
10.250% due 12/31/2049 ~(d)		250	37

Total Preferred Securities (Cost $107)			94

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 33.3%

REPURCHASE AGREEMENTS (g) 24.8%
			$22,185

SHORT-TERM NOTES 2.2%
Federal Home Loan Bank
4.850% due 05/05/2023 •(c)		$2,000	2,000

HUNGARY TREASURY BILLS 1.1%
18.251% due 04/06/2023 (b)(c)	HUF	332,000	946

JAPAN TREASURY BILLS 4.4%
(0.135)% due 04/17/2023 (a)(b)	JPY	527,000	3,969

U.S. TREASURY BILLS 0.8%
4.597% due 04/06/2023 (a)(b)		$684	684

Total Short-Term Instruments (Cost $29,934)			29,784

Total Investments in Securities (Cost $105,592)			101,346

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short-Term Floating NAV Portfolio III	15,417	$150

Total Short-Term Instruments (Cost $151)		150

Total Investments in Affiliates (Cost $151)		150

Total Investments 113.5% (Cost $105,743)		$101,496

Financial Derivative Instruments (h)(i) (0.6)% (Cost or Premiums, net $(1,364))		(569)

Other Assets and Liabilities, net (12.9)%		(11,518)

Net Assets 100.0%		$89,409

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	0.898%	05/28/2024	05/25/2021	$200	$188	0.21%
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	201	149	0.17

				$401	$337	0.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$585	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(597)	$585	$585
SGY	4.850	03/31/2023	04/03/2023	21,600	U.S. Treasury Notes 2.625% due 05/31/2027	(22,114)	21,600	21,609

Total Repurchase Agreements						$(22,711)	$22,185	$22,194

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	139

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$5,400	$(4,457)	$(4,469)

Total Short Sales (5.0)%				$(4,457)	$(4,469)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$585	$0	$0	$585	$(597)	$(12)
SGY	21,609	0	0	21,609	(22,114)	(505)

Total Borrowings and Other Financing Transactions	$22,194	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(7) at a weighted average interest rate of 3.945%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	3	$3	$(1)	$0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	2	2	(1)	0
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	2	2	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	3	3	(3)	0

Total Written Options					$(6)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	65	$13,419	$148	$9	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	14	$(2,062)	$(62)	$10	$(10)
U.S. Treasury 10-Year Note June Futures	06/2023	100	(11,492)	(117)	0	(34)
U.S. Treasury Long-Term Bond June Futures	06/2023	12	(1,574)	(72)	0	(12)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	14	(1,696)	(43)	0	(8)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	12	(1,694)	(68)	0	(16)

				$(362)	$10	$(80)

Total Futures Contracts				$(214)	$19	$(80)

140	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.773%		$300	$59	$(26)	$33	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.555		100	0	1	1	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740		100	2	(1)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		300	(1)	3	2	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.440	EUR	300	1	2	3	0	0
Valeo SA	1.000	Quarterly	06/20/2028	2.771		200	(8)	(9)	(17)	2	0

							$53	$(30)	$23	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$	460	$(16)	$2	$(14)	$1	$0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028		100	(7)	2	(5)	1	0
CDX.IT-RAXX XOV39	5.000	Quarterly	06/20/2028	EUR	500	5	10	15	7	0

						$(18)	$14	$(4)	$9	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/20/2028	GBP	2,600	$12	$(22)	$(10)	$9	$0
Pay(5)	1-Day GBP-SONIO Compounded-OIS	3.500	Annual	09/20/2033		1,900	(17)	35	18	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		$200	0	4	4	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		400	(1)	6	5	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		100	0	2	2	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.857	Annual	07/15/2032		1,960	(22)	(211)	(233)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		200	(1)	5	4	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		100	0	1	1	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		200	(1)	3	2	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		200	(1)	5	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		2,900	605	92	697	0	(29)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		100	(1)	3	2	1	0
Pay	1-Year BRL-CDI	11.734	Maturity	01/02/2025	BRL	9,000	0	(20)	(20)	0	(2)
Pay	1-Year BRL-CDI	11.800	Maturity	01/02/2025		9,000	0	(18)	(18)	0	(2)
Pay	1-Year BRL-CDI	11.835	Maturity	01/02/2025		9,000	0	(17)	(17)	0	(2)
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		1,300	0	(16)	(16)	0	0
Pay	1-Year BRL-CDI	11.048	Maturity	01/04/2027		15,100	0	(101)	(101)	1	0
Pay	1-Year BRL-CDI	11.086	Maturity	01/04/2027		3,000	0	(20)	(20)	0	0
Pay	1-Year BRL-CDI	11.098	Maturity	01/04/2027		6,300	0	(42)	(42)	0	0
Pay	1-Year BRL-CDI	11.115	Maturity	01/04/2027		5,800	(35)	(3)	(38)	0	0
Pay	1-Year BRL-CDI	11.814	Maturity	01/04/2027		5,300	0	(13)	(13)	0	0
Pay	1-Year BRL-CDI	11.868	Maturity	01/04/2027		4,700	0	(10)	(10)	0	0
Pay	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023	CAD	16,500	(5)	(336)	(341)	0	(3)
Pay	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		2,100	0	(44)	(44)	0	0
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	8,078,300	(18)	(306)	(324)	0	(12)
Pay	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2026		1,304,000	2	(45)	(43)	0	(2)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		4,136,200	43	294	337	11	0
Receive	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2031		713,400	3	44	47	2	0
Pay	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	6,100	2	(36)	(34)	0	(1)
Pay	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		8,500	0	(52)	(52)	0	(2)
Pay	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		$18,500	(37)	(428)	(465)	0	(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	141

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.700%	Semi-Annual	12/14/2023		$400	$(4)	$(1)	$(5)	$0	$0
Pay	3-Month USD-LIBOR	0.622	Semi-Annual	03/20/2025		3,300	0	(236)	(236)	2	0
Pay	3-Month USD-LIBOR	0.640	Semi-Annual	02/18/2026		4,100	(6)	(387)	(393)	8	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		2,000	(51)	(155)	(206)	4	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		2,430	24	441	465	0	(9)
Pay	6-Month EUR-EURIBOR	0.500	Annual	02/09/2024	EUR	23,500	(76)	(628)	(704)	0	(19)
Pay(5)	6-Month EUR-EURIBOR	2.100	Annual	04/04/2024		7,000	0	(103)	(103)	0	(103)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		2,000	(19)	28	9	1	0
Receive	6-Month PLN-WIBOR	6.985	Annual	10/11/2027	PLN	8,300	0	(103)	(103)	6	0
Receive	6-Month PLN-WIBOR	7.015	Annual	10/11/2027		5,500	0	(70)	(70)	4	0
Receive	6-Month PLN-WIBOR	7.156	Annual	10/13/2027		4,300	0	(61)	(61)	3	0

							$396	$(2,521)	$(2,125)	$68	$(197)

Total Swap Agreements							$431	$(2,537)	$(2,106)	$79	$(197)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$19	$79	$98	$(1)	$(80)	$(197)	$(278)

Cash of $2,019 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	64		$9	$0	$0
	04/2023	MXN	4,670		258	0	(1)
	04/2023	PEN	823		218	0	0
	04/2023	PLN	145		33	0	(1)
	04/2023		$245	MXN	4,670	14	0
	04/2023		453	PEN	1,721	3	0
	04/2023	ZAR	6,494		$353	0	(12)
	05/2023	PEN	603		157	0	(3)
	05/2023		$218	PEN	823	0	0
	06/2023		253	MXN	4,670	2	0

BPS	04/2023	PLN	329		$75	0	(1)
	04/2023		$150	EUR	138	0	(1)
	04/2023		375	ZAR	6,795	6	0

142	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2023		$454	AUD	679	$0	$0
	05/2023		24	CNY	166	0	0
	06/2023	CLP	291,911		$354	0	(10)

BRC	04/2023	PEN	464		122	0	(1)
	04/2023	PLN	2,731		619	0	(13)
	04/2023		$123	PEN	464	0	0
	05/2023		122		465	1	0
	05/2023		78	ZAR	1,442	3	0

BSH	04/2023	PEN	643		$171	0	0
	04/2023		$168	PEN	643	2	0

CBK	04/2023	PEN	441		$110	0	(8)
	04/2023		$280	GBP	230	3	0
	04/2023		37	HUF	13,872	3	0
	04/2023		18	INR	1,521	0	0
	04/2023		320	PEN	1,264	16	0
	05/2023		362	CLP	292,197	3	0
	06/2023		77	COP	377,050	3	0
	08/2023	PEN	1,135		$290	0	(9)

CLY	05/2023	ZAR	847		46	0	(2)

DUB	04/2023	BRL	4,659		874	0	(45)
	04/2023		$169	AUD	251	0	(1)
	04/2023		917	BRL	4,659	2	0
	04/2023		6,658	EUR	6,152	14	0
	05/2023	EUR	6,152		$6,668	0	(14)
	06/2023		$874	BRL	4,708	45	0

GLM	04/2023	BRL	4,622		$910	0	(2)
	04/2023		$852	BRL	4,622	60	0
	05/2023	PEN	3,518		$884	0	(48)
	05/2023		$51	ZAR	844	0	(3)

JPM	05/2023		94		1,723	2	0

MBC	04/2023	GBP	335		$411	0	(2)
	04/2023	JPY	295,972		2,320	86	0
	04/2023	PLN	4,061		925	0	(15)
	04/2023		$642	EUR	599	8	0
	04/2023		425	MXN	8,124	25	0
	04/2023		32	PLN	141	1	0
	05/2023		9	CNH	62	0	0
	05/2023		82	ZAR	1,529	4	0

MYI	04/2023		103	AUD	154	0	(1)

NGF	04/2023		1,256	JPY	168,925	17	0

RBC	04/2023		1,864	GBP	1,513	2	0
	04/2023		175	JPY	23,750	4	0
	05/2023	GBP	1,513		$1,866	0	(2)
	05/2023	MXN	3,954		209	0	(9)
	05/2023		$1,449	JPY	192,058	4	0
	06/2023		1	MXN	23	0	0

SCX	04/2023		97	CNH	655	0	(1)
	04/2023		45	INR	3,725	0	0
	05/2023	NZD	33		$21	0	0

SSB	04/2023	PEN	179		47	0	0
	05/2023		$47	PEN	180	1	0

TOR	04/2023	CAD	315		$232	0	(1)
	04/2023	GBP	1,408		1,693	0	(43)
	04/2023		$80	CAD	108	0	0
	04/2023	ZAR	304		$16	0	(1)
	05/2023	CAD	108		80	0	0

UAG	04/2023	EUR	6,889		7,314	0	(157)
	04/2023	HUF	98,000		269	0	(9)
	04/2023	JPY	231,028		1,810	67	0
	04/2023		$187	AUD	275	0	(3)
	04/2023		152	CAD	207	1	0
	04/2023		220	HUF	83,034	16	0
	05/2023	CAD	207		$152	0	(1)
	05/2023	ZAR	4,612		250	0	(8)

Total Forward Foreign Currency Contracts						$418	$(428)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	143

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280%	06/29/2023	700	$37	$124
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060	10/25/2023	300	17	64

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.134	09/15/2023	500	27	101
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.102	09/15/2023	500	27	103

Total Purchased Options							$108	$392

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC USD versus MXN	MXN	20.500	06/15/2023	400	$(5)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	700	$(2)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	700	(2)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110	06/29/2023	3,400	(37)	(221)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	10/25/2023	1,500	(17)	(97)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	400	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	400	(1)	(5)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	300	(2)	(4)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.985	09/15/2023	2,500	(26)	(167)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	300	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	200	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	200	(2)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	200	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	400	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	400	(1)	(5)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	300	(4)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	300	(4)	(4)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960	09/15/2023	2,500	(27)	(169)

NGF	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	1,400	(2)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	1,400	(3)	(21)

							$ (151)	$(719)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	$	98.859	04/06/2023	200	$(1)	$(2)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		98.359	04/06/2023	200	(1)	(1)

						$(2)	$(3)

Total Written Options						$(158)	$(723)

144	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	0.835%	$ 300	$(5)	$6	$1	$0

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.555	200	(1)	2	1	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.835	100	(1)	1	0	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.974	700	(31)	32	1	0
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.602	200	(6)	7	1	0

							$(44)	$48	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	Monthly	08/25/2037	$53	$30	$(27)	$3	$0

GST	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	159	90	(81)	9	0

MYC	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	265	149	(135)	14	0

						$269	$(243)	$26	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
JPM	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$7,536	$(1,940)	$1,865	$0	$(75)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	600	(21)	16	0	(5)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(11)	7	0	(4)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(14)	10	0	(4)

						$(1,986)	$1,898	$0	$(88)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month THB-THBFIX Compounded-OIS	1.000%	Quarterly	12/15/2026	THB	53,210	$70	$(8)	$62	$0
	Pay	3-Month THB-THBFIX Compounded-OIS	1.500	Quarterly	12/15/2031		27,900	(64)	3	0	(61)

GLM	Receive	3-Month THB-THBFIX Compounded-OIS	1.000	Quarterly	12/15/2026		210,000	280	(36)	244	0
	Pay	3-Month THB-THBFIX Compounded-OIS	1.500	Quarterly	12/15/2031		108,200	(264)	29	0	(235)

								$22	$(12)	$306	$(296)

Total Swap Agreements								$(1,739)	$1,691	$336	$(384)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	145

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$19	$188	$62	$269	$(17)	$(323)	$(61)	$(401)	$(132)	$36	$(96)
BPS	6	0	0	6	(12)	(5)	0	(17)	(11)	0	(11)
BRC	4	0	3	7	(14)	0	0	(14)	(7)	0	(7)
BSH	2	0	0	2	0	0	0	0	2	0	2
CBK	28	0	1	29	(17)	(1)	0	(18)	11	0	11
CLY	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
DUB	61	0	0	61	(60)	(5)	0	(65)	(4)	12	8
FAR	0	101	0	101	0	(167)	0	(167)	(66)	0	(66)
FBF	0	0	1	1	0	0	0	0	1	0	1
GLM	60	0	244	304	(53)	(29)	(235)	(317)	(13)	59	46
GST	0	0	10	10	0	0	0	0	10	0	10
HUS	0	0	1	1	0	0	0	0	1	0	1
JPM	2	0	0	2	0	(2)	(75)	(77)	(75)	0	(75)
MBC	124	0	0	124	(17)	0	0	(17)	107	0	107
MYC	0	103	14	117	0	(169)	(5)	(174)	(57)	0	(57)
MYI	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
NGF	17	0	0	17	0	(21)	0	(21)	(4)	0	(4)
RBC	10	0	0	10	(11)	0	0	(11)	(1)	0	(1)
SAL	0	0	0	0	0	(1)	(4)	(5)	(5)	0	(5)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SSB	1	0	0	1	0	0	0	0	1	0	1
TOR	0	0	0	0	(45)	0	0	(45)	(45)	0	(45)
UAG	84	0	0	84	(178)	0	(4)	(182)	(98)	0	(98)

Total Over the Counter	$418	$392	$336	$1,146	$(428)	$(723)	$(384)	$(1,535)

(j)

Securities with an aggregate market value of $107 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

146	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	11	0	0	68	79

	$0	$11	$0	$0	$87	$98

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$418	$0	$418
Purchased Options	0	0	0	0	392	392
Swap Agreements	0	30	0	0	306	336

	$0	$30	$0	$418	$698	$1,146

	$0	$41	$0	$418	$785	$1,244

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	80	80
Swap Agreements	0	0	0	0	197	197

	$0	$0	$0	$0	$278	$278

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$428	$0	$428
Written Options	0	0	0	1	722	723
Swap Agreements	0	88	0	0	296	384

	$0	$88	$0	$429	$1,018	$1,535

	$0	$88	$0	$429	$1,296	$1,813

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	(2,718)	(2,718)
Swap Agreements	0	134	0	0	(1,333)	(1,199)

	$0	$134	$0	$0	$(4,049)	$(3,915)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,287	$0	$2,287
Purchased Options	0	0	0	0	(28)	(28)
Written Options	0	48	0	12	141	201
Swap Agreements	0	293	0	0	45	338

	$0	$341	$0	$2,299	$158	$2,798

	$0	$475	$0	$2,299	$(3,891)	$(1,117)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	1,009	1,009
Swap Agreements	0	(7)	0	0	(1,026)	(1,033)

	$0	$(7)	$0	$0	$(12)	$(19)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(577)	$0	$(577)
Purchased Options	0	0	0	0	200	200
Written Options	0	(24)	0	12	117	105
Swap Agreements	0	(413)	0	0	(64)	(477)

	$0	$(437)	$0	$(565)	$253	$(749)

	$0	$(444)	$0	$(565)	$241	$(768)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	147

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,504	$0	$1,504
Corporate Bonds & Notes
Banking & Finance	0	16,961	0	16,961
Industrials	0	7,658	0	7,658
Utilities	0	1,007	0	1,007
Municipal Bonds & Notes
California	0	173	0	173
U.S. Government Agencies	0	14,749	0	14,749
U.S. Treasury Obligations	0	1,470	0	1,470
Non-Agency Mortgage-Backed Securities	0	2,510	0	2,510
Asset-Backed Securities	0	23,742	0	23,742
Sovereign Issues	0	1,694	0	1,694
Preferred Securities
Financials	0	94	0	94
Short-Term Instruments
Repurchase Agreements	0	22,185	0	22,185
Short-Term Notes	0	2,000	0	2,000
Hungary Treasury Bills	0	946	0	946
Japan Treasury Bills	0	3,969	0	3,969
U.S. Treasury Bills	0	684	0	684

	$0	$101,346	$0	$101,346

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$150	$0	$0	$150

Total Investments	$150	$101,346	$0	$101,496

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,469)	$0	$(4,469)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10	88	0	98
Over the counter	0	1,146	0	1,146

	$10	$1,234	$0	$1,244

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(268)	0	(278)
Over the counter	0	(1,535)	0	(1,535)

	$(10)	$(1,803)	$0	$(1,813)

Total Financial Derivative Instruments	$0	$(569)	$0	$(569)

Totals	$150	$96,308	$0	$96,458

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

148	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Total Return Fund II	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.7%

CORPORATE BONDS & NOTES 19.3%

BANKING & FINANCE 5.3%

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	$1,500	$1,448

American Tower Corp.
3.375% due 10/15/2026	1,000	948

Aviation Capital Group LLC
3.875% due 05/01/2023	1,500	1,494

Empower Finance LP
1.357% due 09/17/2027	1,800	1,536

EPR Properties
4.500% due 04/01/2025	1,500	1,449

Equinix, Inc.
2.500% due 05/15/2031	1,600	1,319

Equitable Holdings, Inc.
4.350% due 04/20/2028	400	385

Goldman Sachs Group, Inc.
6.034% (US0003M + 1.170%) due 05/15/2026 ~	1,600	1,588

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,600	1,281

Healthpeak Properties, Inc.
3.500% due 07/15/2029	1,300	1,193

JPMorgan Chase & Co.
3.797% due 07/23/2024 •	1,500	1,492

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027	1,700	1,597

National Retail Properties, Inc.
3.500% due 10/15/2027	1,500	1,413

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028	1,700	1,381

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	1,200	1,113

Realty Income Corp.
3.950% due 08/15/2027	1,400	1,351

Santander Holdings USA, Inc.
3.450% due 06/02/2025	1,600	1,499

SBA Tower Trust
1.884% due 07/15/2050	1,400	1,266
2.328% due 07/15/2052	1,700	1,514

UDR, Inc.
3.500% due 01/15/2028	1,600	1,497

Wells Fargo & Co.
2.393% due 06/02/2028 •	1,600	1,442

WP Carey, Inc.
4.250% due 10/01/2026	1,780	1,738

		29,944

INDUSTRIALS 7.9%

American Airlines Pass-Through Trust
3.000% due 04/15/2030	867	768
3.150% due 08/15/2033	1,758	1,543
3.500% due 08/15/2033	419	349
4.000% due 01/15/2027	124	112

Amgen, Inc.
5.250% due 03/02/2030	600	614
5.250% due 03/02/2033	1,000	1,028

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	1,500	1,133

Bayer U.S. Finance LLC
4.375% due 12/15/2028	1,300	1,257

British Airways Pass-Through Trust
2.900% due 09/15/2036	776	638
3.350% due 12/15/2030	910	786

Broadcom, Inc.
3.137% due 11/15/2035	1,907	1,468
3.187% due 11/15/2036	1,900	1,441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CDW LLC
4.125% due 05/01/2025	$1,400	$1,360

Charter Communications Operating LLC
2.250% due 01/15/2029	1,700	1,419

Daimler Trucks Finance North America LLC
2.000% due 12/14/2026	1,700	1,532

Dell International LLC
5.450% due 06/15/2023	427	427

Electronic Arts, Inc.
1.850% due 02/15/2031	1,900	1,568

Energy Transfer LP
4.950% due 05/15/2028	1,600	1,578

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	1,600	1,391

Hyundai Capital America
5.875% due 04/07/2025	1,800	1,823

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	2,100	1,629

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,385	1,174

NVR, Inc.
3.000% due 05/15/2030	1,600	1,408

Oracle Corp.
2.950% due 04/01/2030	1,500	1,325
3.850% due 04/01/2060	1,300	909

Orlando Health Obligated Group
3.327% due 10/01/2050	1,600	1,164

Owens Corning
3.400% due 08/15/2026	1,600	1,528

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	1,600	1,295

Southern Co.
3.700% due 04/30/2030	1,400	1,311

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	1,000	849

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	900	895

U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	515	512

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,681	1,420
3.100% due 01/07/2030	994	897
4.150% due 02/25/2033	975	878

VMware, Inc.
1.800% due 08/15/2028	1,800	1,521

Warnermedia Holdings, Inc.
4.054% due 03/15/2029	2,200	2,048

Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,474

		44,472

UTILITIES 6.2%

Alabama Power Co.
1.450% due 09/15/2030	1,100	883

Ameren Illinois Co.
1.550% due 11/15/2030	1,500	1,212

Appalachian Power Co.
2.700% due 04/01/2031	1,600	1,361

Avangrid, Inc.
3.800% due 06/01/2029	1,100	1,034

DTE Electric Co.
1.900% due 04/01/2028	2,000	1,766

Duke Energy Carolinas LLC
2.550% due 04/15/2031	1,600	1,374

Exelon Corp.
2.750% due 03/15/2027	1,680	1,573

Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,080

Georgia Power Co.
3.250% due 03/15/2051	1,500	1,076

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Louisville Gas & Electric Co.
5.450% due 04/15/2033	$200	$208

Massachusetts Electric Co.
1.729% due 11/24/2030	1,500	1,180

Metropolitan Edison Co.
4.300% due 01/15/2029	1,400	1,344

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	1,400	1,376

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	1,200	927

New York State Electric & Gas Corp.
2.150% due 10/01/2031	1,700	1,365

NextEra Energy Capital Holdings, Inc.
3.550% due 05/01/2027	1,500	1,435

Northern States Power Co.
2.250% due 04/01/2031	1,600	1,359

Pacific Gas & Electric Co.
4.400% due 03/01/2032	1,700	1,534
4.550% due 07/01/2030	1,500	1,406

San Diego Gas & Electric Co.
2.950% due 08/15/2051	1,700	1,185
3.600% due 09/01/2023	1,300	1,295

Southern California Edison Co.
2.250% due 06/01/2030	1,500	1,275
3.700% due 08/01/2025	1,600	1,560
4.700% due 06/01/2027	1,500	1,504

Southwest Gas Corp.
4.050% due 03/15/2032	1,800	1,657

Southwestern Electric Power Co.
4.100% due 09/15/2028	1,400	1,358

Virginia Electric & Power Co.
3.750% due 05/15/2027	1,500	1,457

		34,784

Total Corporate Bonds & Notes (Cost $124,220)		109,200

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,028

ILLINOIS 0.2%

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
3.057% due 01/01/2034	1,400	1,188

LOUISIANA 0.2%

Louisiana Local Government Environmental Facilities & Community Development Authority System Restoration Bonds, Series 2022
4.145% due 02/01/2033	1,400	1,367

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
5.718% (US0003M + 0.900%) due 07/25/2029 ~	17	17

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
2.046% due 11/01/2029	1,200	1,034

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,000	846

Total Municipal Bonds & Notes (Cost $6,181)		5,480

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	149

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 46.1%

Fannie Mae
3.380% due 04/01/2041 •	$4	$4
3.694% due 01/01/2035 •	69	68
3.770% due 05/01/2038 •	304	308
3.777% due 05/25/2035 ~	26	26
3.956% due 09/01/2035 •	8	8
3.993% due 07/01/2044 •	24	23
4.677% due 12/25/2036 •	43	42
4.779% due 12/25/2042 ~	149	144
6.500% due 06/25/2044	32	33

Federal Home Loan Bank
0.960% due 03/05/2026	12,500	11,404

Freddie Mac
0.650% due 10/22/2025	6,100	5,577
0.800% due 10/28/2026 (d)	6,100	5,430
3.876% due 07/01/2030 •	6	6
4.000% due 04/01/2024 - 04/01/2048	665	652
4.338% due 02/25/2045 •	52	51
4.500% due 02/01/2029	45	45
5.000% due 12/01/2039 - 07/01/2040	35	36
5.434% due 08/15/2036 •	335	335
5.500% due 12/01/2036 - 07/01/2039	321	336
6.000% due 11/01/2029 - 09/01/2038	1,070	1,117
8.000% due 11/01/2025 - 06/15/2030	82	89

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	34	34
2.625% due 02/20/2027 - 07/20/2030 •	58	58
2.750% due 12/20/2029 •	55	54
2.875% due 05/20/2027 - 06/20/2027 •	23	23
3.000% (H15T1Y + 1.500%) due 09/20/2024 ~	3	3
3.000% due 07/20/2027 •	49	48
4.000% due 09/15/2049 - 02/15/2050	218	208
4.500% due 04/20/2048 - 05/20/2048	671	670
4.646% due 11/20/2067 •	1,086	1,085
4.852% due 06/20/2065 •	1,305	1,299
5.000% due 07/15/2034 - 07/20/2049	2,193	2,247
5.026% due 02/20/2067 •	467	464
5.081% due 10/20/2062 •	1,950	1,939
5.166% due 07/20/2065 - 10/20/2065 ~	1,553	1,541
5.166% due 08/20/2065 •	1,046	1,034
5.216% due 11/20/2065 •	288	287
5.316% due 08/20/2066 •	948	941
5.366% due 05/20/2066 - 07/20/2066 •	3,330	3,312
5.466% due 04/20/2066 •	358	357
5.468% due 07/20/2062 ~	987	983
5.486% due 07/20/2065 •	1,804	1,797
8.000% due 09/15/2023 - 08/15/2024	1	0

Ginnie Mae, TBA
4.000% due 04/01/2053	18,500	17,812
4.500% due 05/01/2053	2,000	1,971

Tennessee Valley Authority STRIPS
1.500% due 09/15/2031	1,700	1,387
3.875% due 03/15/2028	2,600	2,602

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 07/01/2052	62,479	56,174
3.500% due 06/01/2024 - 05/01/2035	8,081	7,856
4.000% due 08/01/2025 - 06/01/2049	864	842
4.500% due 05/01/2023 - 12/01/2040	255	259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/01/2025 - 02/01/2040	$862	$888
6.000% due 04/01/2023 - 01/01/2039	817	851
6.500% due 07/01/2031 - 10/01/2037	6	7

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2053	51,000	47,424
4.000% due 04/01/2053 - 05/01/2053	43,700	41,801
4.500% due 05/01/2053	15,400	15,094
5.000% due 04/01/2053	21,300	21,245

Total U.S. Government Agencies (Cost $266,708)		260,331

U.S. TREASURY OBLIGATIONS 19.1%

U.S. Treasury Bonds
1.375% due 11/15/2040	18,900	13,034
1.375% due 08/15/2050	2,990	1,797
1.625% due 11/15/2050	8,400	5,392
1.875% due 02/15/2041	1,100	824
1.875% due 11/15/2051	560	382
2.000% due 11/15/2041	1,100	831
2.000% due 02/15/2050	1,000	709
2.250% due 05/15/2041	6,300	5,009
2.250% due 08/15/2049	800	602
2.375% due 02/15/2042	1,700	1,368
2.500% due 02/15/2045	900	719
2.750% due 11/15/2042	700	594
2.875% due 05/15/2043 (d)	1,800	1,557
2.875% due 08/15/2045	500	427
2.875% due 05/15/2049	1,790	1,533
3.000% due 05/15/2042	400	356
3.000% due 05/15/2045	14,700	12,813
3.000% due 02/15/2049	3,110	2,725
3.000% due 08/15/2052	1,300	1,142
3.125% due 02/15/2043 (d)	2,400	2,160
3.125% due 08/15/2044	1,200	1,072
3.250% due 05/15/2042	7,600	7,016
3.375% due 08/15/2042	26,700	25,081
3.375% due 05/15/2044	500	465
3.625% due 08/15/2043	2,100	2,040
3.625% due 02/15/2044	1,500	1,452
3.750% due 11/15/2043	1,300	1,285
4.000% due 11/15/2042	5,300	5,446
4.000% due 11/15/2052	3,570	3,790

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2032	1,727	1,579
0.625% due 07/15/2032	5,046	4,824

Total U.S. Treasury Obligations (Cost $126,889)		108,024

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.0%

Ashford Hospitality Trust
5.685% due 06/15/2035 •	1,800	1,744

BAMLL Commercial Mortgage Securities Trust
5.734% due 09/15/2038 •	1,800	1,682

Banc of America Funding Trust
3.796% due 05/25/2035 ~	116	107

BANK
3.394% due 03/15/2064 ~	1,500	1,319
3.432% due 05/15/2062	700	653

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	4,600	4,270

Bayview Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	1,576	1,338

Bear Stearns Adjustable Rate Mortgage Trust
4.283% due 01/25/2035 ~	242	239
4.415% due 02/25/2036 ^~	51	38
4.513% due 04/25/2033 ~	24	24

Bear Stearns ALT-A Trust
3.942% due 05/25/2035 ~	508	468
3.964% due 09/25/2035 ^~	99	61

BSST Mortgage Trust
6.128% due 02/15/2037 ~	1,600	1,481

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BWAY Mortgage Trust
5.934% due 09/15/2036 •	$1,800	$1,708

BX Commercial Mortgage Trust
5.414% due 10/15/2036 •	1,267	1,219

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.075% due 10/25/2035 •	175	157

Citigroup Commercial Mortgage Trust
5.864% due 10/15/2036 •	1,700	1,633

Citigroup Mortgage Loan Trust
3.790% due 09/25/2035 •	165	160
5.410% due 10/25/2035 •	36	33

Colony Mortgage Capital Ltd.
6.070% due 11/15/2038 •	1,700	1,623

Countrywide Home Loan Mortgage Pass-Through Trust
3.798% due 02/20/2035 ~	1	1
5.910% due 02/20/2036 ^•	54	45

Credit Suisse Commercial Mortgage Trust
5.651% due 06/15/2034 •	1,079	1,021

Credit Suisse First Boston Mortgage Securities Corp.
3.504% due 09/25/2033 ~	517	508

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~	811	774
3.000% due 11/25/2056 ~	1,387	1,178
6.085% due 07/15/2038 •	1,900	1,777

CRSNT Commercial Mortgage Trust
5.510% due 04/15/2036 •	1,500	1,384

DBGS Mortgage Trust
5.479% due 06/15/2033 •	2,000	1,904

DOLP Trust
2.956% due 05/10/2041	1,900	1,519

Extended Stay America Trust
5.765% due 07/15/2038 ~	4,490	4,359

GCAT Trust
3.000% due 04/25/2052 ~	1,499	1,273

GCT Commercial Mortgage Trust
5.484% due 02/15/2038 •	1,900	1,745

GS Mortgage Securities Trust
3.621% due 10/10/2035	1,400	1,300

GS Mortgage-Backed Securities Corp. Trust
2.500% due 09/25/2052 ~	1,409	1,147

GS Mortgage-Backed Securities Trust
2.500% due 04/25/2052 ~	1,415	1,147
3.000% due 08/26/2052 ~	1,863	1,582

HomeBanc Mortgage Trust
5.345% due 03/25/2035 ~	995	832

Hundred Acre Wood Trust
5.000% due 10/25/2051 •	1,393	1,278

IndyMac Adjustable Rate Mortgage Trust
3.544% due 01/25/2032 ~	3	3

IndyMac INDX Mortgage Loan Trust
3.317% due 11/25/2035 ^~	550	463

JP Morgan Chase Commercial Mortgage Securities Trust
5.894% due 06/15/2035 •	1,454	1,337
6.134% due 12/15/2031 •	901	860

JP Morgan Mortgage Trust
2.500% due 12/25/2051 ~	1,581	1,283
3.000% due 01/25/2052 ~	1,475	1,253
3.000% due 03/25/2052 ~	1,550	1,322
3.500% due 09/25/2052 ~	1,626	1,440
3.702% due 07/25/2035 ~	39	39

JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	1,449	1,398

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044	1,700	1,308

Manhattan West Mortgage Trust
2.130% due 09/10/2039	1,500	1,293

MFA Trust
1.479% due 03/25/2065 ~	473	432

Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	850	827

150	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
3.436% due 12/15/2049	$1,710	$1,637
5.854% due 12/15/2038 •	1,700	1,647

Morgan Stanley Mortgage Loan Trust
5.008% due 06/25/2036 ~	1,041	984

Natixis Commercial Mortgage Securities Trust
5.634% due 08/15/2038 •	1,700	1,590

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •	1,700	1,562

OBX Trust
2.500% due 10/25/2051 ~	1,503	1,223
3.000% due 02/25/2052 ~	1,483	1,260

One New York Plaza Trust
5.634% due 01/15/2036 •	1,500	1,440

Prime Mortgage Trust
5.245% due 02/25/2034 •	29	28

Residential Funding Mortgage Securities, Inc. Trust
5.359% due 02/25/2036 ^~	74	60

Sequoia Mortgage Trust
5.401% due 04/19/2027 •	123	116

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~	1,000	898

SREIT Trust
5.384% due 10/15/2038 •	1,700	1,632

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	279	262

Structured Asset Mortgage Investments Trust
5.421% due 09/19/2032 •	27	25

Tharaldson Hotel Portfolio Trust
5.760% due 11/11/2034 •	810	795

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	1,725	1,614

UWM Mortgage Trust
2.500% due 11/25/2051 ~	2,077	1,691
2.500% due 12/25/2051 ~	1,460	1,188
3.000% due 01/25/2052 ~	1,662	1,411
5.000% due 09/25/2051 ~	1,505	1,388
5.000% due 11/25/2051 •	1,535	1,414

VASA Trust
5.584% due 07/15/2039 •	1,900	1,768

WaMu Mortgage Pass-Through Certificates Trust
5.425% due 10/25/2045 •	86	79

Wells Fargo Commercial Mortgage Trust
3.749% due 06/15/2036 ~	1,500	1,311

Total Non-Agency Mortgage-Backed Securities (Cost $93,333)		85,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 5.1%

BDS Ltd.
6.556% due 03/19/2039 •	$3,100	$3,038

Carvana Auto Receivables Trust
2.570% due 05/12/2025	716	710

EMC Mortgage Loan Trust
5.585% due 05/25/2040 •	289	275

Flagship Credit Auto Trust
4.030% due 12/15/2026	1,400	1,373

Fremont Home Loan Trust
4.905% due 01/25/2037 ~	41	19

FS Rialto Issuer LLC
6.459% due 01/19/2039 •	1,900	1,864

GLS Auto Receivables Issuer Trust
1.980% due 08/15/2025	507	501

GM Financial Consumer Automobile Receivables Trust
2.520% due 05/16/2025	995	984

Lendmark Funding Trust
1.900% due 11/20/2031	1,700	1,487

Mariner Finance Issuance Trust
1.860% due 03/20/2036	1,700	1,513

MF1 LLC
6.906% due 06/19/2037 •	2,900	2,874
7.391% due 09/17/2037 •	1,400	1,388

Morgan Stanley IXIS Real Estate Capital Trust
4.895% due 11/25/2036 •	12	4

Mosaic Solar Loan Trust
2.640% due 01/20/2053	1,409	1,234

Navient Private Education Loan Trust
6.134% due 07/16/2040 •	1,296	1,290

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.090% due 01/25/2036 •	171	167

Ready Capital Mortgage Financing LLC
6.218% due 01/25/2037 •	1,600	1,570

Residential Asset Securities Corp. Trust
5.265% due 06/25/2036 •	76	76

SBA Tower Trust
3.869% due 10/15/2049 þ	1,900	1,846

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•	577	133

SLM Student Loan Trust
4.968% due 10/25/2029 •	150	150

Structured Asset Investment Loan Trust
5.745% due 09/25/2034 •	162	158
5.970% due 07/25/2033 •	1,084	1,059

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunrun Demeter Issuer
2.270% due 01/30/2057	$1,596	$1,281

Towd Point HE Trust
0.918% due 02/25/2063 ~	597	559

VMC Finance LLC
6.459% due 02/18/2039 •	3,300	3,203

Total Asset-Backed Securities (Cost $30,352)		28,756

SHORT-TERM INSTRUMENTS 20.1%

REPURCHASE AGREEMENTS (b) 20.1%
		113,405

Total Short-Term Instruments (Cost $113,405)		113,405

Total Investments in Securities (Cost $761,088)		710,208

	SHARES
INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%

PIMCO Short Asset Portfolio	1,800,976	17,286

PIMCO Short-Term Floating NAV Portfolio III	2,899,573	28,189

Total Short-Term Instruments (Cost $46,150)		45,475

Total Investments in Affiliates (Cost $46,150)		45,475

Total Investments 133.7% (Cost $807,238)		$755,683

Financial Derivative Instruments (c)(e) (0.2)% (Cost or Premiums, net $2,750)		(875)

Other Assets and Liabilities, net (33.5)%		(189,542)

Net Assets 100.0%		$565,266

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	151

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.820%	04/03/2023	04/04/2023	$52,900	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2027	$(53,966)	$52,900	$52,900
	4.890	03/31/2023	04/03/2023	51,700	U.S. Treasury Inflation Protected Securities 0.250% due 02/15/2050	(53,441)	51,700	51,721
FICC	2.200	03/31/2023	04/03/2023	605	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(617)	605	605
JPS	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2023	(102)	100	100
RCY	4.920	03/31/2023	04/03/2023	8,100	U.S. Treasury Notes 0.625% due 05/15/2030	(8,304)	8,100	8,103

Total Repurchase Agreements						$(116,430)	$113,405	$113,429

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Uniform Mortgage-Backed Security, TBA	2.500%	04/01/2053	$6,800	$(5,731)	$(5,862)

Total Short Sales (1.0)%				$(5,731)	$(5,862)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$104,621	$0	$0	$104,621	$(107,407)	$(2,786)
FICC	605	0	0	605	(617)	(12)
JPS	100	0	0	100	(102)	(2)
RCY	8,103	0	0	8,103	(8,304)	(201)

Total Borrowings and Other Financing Transactions	$113,429	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	38	$38	$(20)	$(4)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	7	7	(3)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	7	7	(4)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	38	38	(35)	(5)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	138	345	(160)	(462)

Total Written Options					$(222)	$(473)

152	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2023	15	$3,579	$(40)	$1	$0
U.S. Treasury 10-Year Note June Futures	06/2023	314	36,085	1,056	108	0
U.S. Treasury Long-Term Bond June Futures	06/2023	25	3,279	150	25	0

				$1,166	$134	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2023	51	$(5,585)	$(115)	$0	$(11)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	517	(62,630)	(2,137)	0	(283)

				$(2,252)	$0	$(294)

Total Futures Contracts				$(1,086)	$134	$(294)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	0.469%	$	1,600	$20	$(13)	$7	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406		1,700	8	(5)	3	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.720		1,800	(9)	25	16	2	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		1,800	(12)	26	14	2	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.599		1,800	12	10	22	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		1,700	23	(3)	20	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		1,700	338	(137)	201	1	0
Hess Corp.	1.000	Quarterly	12/20/2026	0.994		1,600	(18)	19	1	2	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.817		1,700	39	(28)	11	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928		400	(7)	8	1	0	0

							$394	$(98)	$296	$8	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.788%	Annual	05/03/2027	$	5,200	$(18)	$(372)	$(390)	$12	$0
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		10,900	(41)	(617)	(658)	26	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/29/2027		2,600	(13)	(64)	(77)	7	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		2,500	(16)	(20)	(36)	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032		2,100	(10)	(57)	(67)	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		3,000	309	11	320	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		12,700	2,532	523	3,055	0	(128)

							$2,743	$(596)	$2,147	$54	$(154)

Total Swap Agreements							$3,137	$(694)	$2,443	$62	$(154)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$134	$62	$196	$(473)	$(294)	$(154)	$(921)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	153

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

(d)

Securities with an aggregate market value of $5,049 and cash of $4,404 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697%	04/02/2024	6,300	$(50)	$(23)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	6,300	(49)	(62)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	400	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	400	(2)	(2)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	4,800	(31)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	4,800	(31)	(51)

Total Written Options							$(165)	$(150)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GLM	$0	$0	$0	$0	$0	$(89)	$0	$(89)	$(89)	$0	$(89)
NGF	0	0	0	0	0	(61)	0	(61)	(61)	0	(61)

Total Over the Counter	$0	$0	$0	$0	$0	$(150)	$0	$(150)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

154	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$134	$134
Swap Agreements	0	8	0	0	54	62

	$0	$8	$0	$0	$188	$196

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$473	$473
Futures	0	0	0	0	294	294
Swap Agreements	0	0	0	0	154	154

	$0	$0	$0	$0	$921	$921

Over the counter
Written Options	$0	$0	$0	$0	$150	$150

	$0	$0	$0	$0	$1,071	$1,071

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,500)	$(3,500)
Swap Agreements	0	(810)	0	0	(177)	(987)

	$0	$(810)	$0	$0	$(3,677)	$(4,487)

Over the counter
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Written Options	0	0	0	0	(263)	(263)

	$0	$0	$0	$0	$(280)	$(280)

	$0	$(810)	$0	$0	$(3,957)	$(4,767)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(204)	$(204)
Futures	0	0	0	0	17	17
Swap Agreements	0	134	0	0	(480)	(346)

	$0	$134	$0	$0	$(667)	$(533)

Over the counter
Written Options	$0	$0	$0	$0	$933	$933

	$0	$134	$0	$0	$266	$400

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	155

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$29,944	$0	$29,944
Industrials	0	44,472	0	44,472
Utilities	0	34,784	0	34,784
Municipal Bonds & Notes
California	0	1,028	0	1,028
Illinois	0	1,188	0	1,188
Louisiana	0	1,367	0	1,367
Pennsylvania	0	17	0	17
Texas	0	1,034	0	1,034
West Virginia	0	846	0	846
U.S. Government Agencies	0	260,331	0	260,331
U.S. Treasury Obligations	0	108,024	0	108,024
Non-Agency Mortgage-Backed Securities	0	85,012	0	85,012
Asset-Backed Securities	0	28,756	0	28,756
Short-Term Instruments
Repurchase Agreements	0	113,405	0	113,405

	$0	$710,208	$0	$710,208

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$45,475	$0	$0	$45,475

Total Investments	$45,475	$710,208	$0	$755,683

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,862)	$0	$(5,862)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$196	$0	$196

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(921)	0	(921)
Over the counter	0	(150)	0	(150)

	$0	$(1,071)	$0	$(1,071)

Total Financial Derivative Instruments	$0	$(875)	$0	$(875)

Totals	$45,475	$703,471	$0	$748,946

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

156	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Total Return Fund IV	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.4%

CORPORATE BONDS & NOTES 35.9%

BANKING & FINANCE 14.7%

Agree LP
2.900% due 10/01/2030		$1,100	$936

Aviation Capital Group LLC
5.500% due 12/15/2024		1,000	988

Bank of America Corp.
3.841% due 04/25/2025 •		800	786

Barclays PLC
7.437% due 11/02/2033 •		600	664

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		1,200	1,100

Citigroup, Inc.
6.427% (US0003M + 1.250%) due 07/01/2026 ~		1,000	1,001

Cooperatieve Rabobank UA
5.564% due 02/28/2029 •		300	302

Credit Suisse AG
7.500% due 02/15/2028		300	319

Credit Suisse Group AG
0.650% due 09/10/2029	EUR	1,200	971
4.194% due 04/01/2031 •		$300	267
6.442% due 08/11/2028 •		300	298

Deutsche Bank AG
3.961% due 11/26/2025 •		1,400	1,325

EPR Properties
4.500% due 04/01/2025		1,400	1,353

Equinix, Inc.
2.500% due 05/15/2031		1,200	989

GA Global Funding Trust
1.250% due 12/08/2023		1,000	970

Globe Life, Inc.
2.150% due 08/15/2030		1,000	815

Goldman Sachs Group, Inc.
6.552% (US0003M + 1.750%) due 10/28/2027 ~		900	910

Host Hotels & Resorts LP
3.875% due 04/01/2024		2,900	2,833

HSBC Holdings PLC
7.390% due 11/03/2028 •		1,000	1,065

Hudson Pacific Properties LP
4.650% due 04/01/2029		1,100	773

ING Groep NV
4.017% due 03/28/2028 •		800	758

JPMorgan Chase & Co.
1.578% due 04/22/2027 •		1,200	1,079

LeasePlan Corp. NV
2.875% due 10/24/2024		1,200	1,141

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	2,100	1,367

MassMutual Global Funding
5.050% due 12/07/2027		$600	608

Mid-America Apartments LP
4.200% due 06/15/2028		700	681

Morgan Stanley
5.123% due 02/01/2029 •		300	303

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		900	846

Nomura Holdings, Inc.
2.172% due 07/14/2028		100	84
6.181% due 01/18/2033		300	306

Norinchukin Bank
2.080% due 09/22/2031		1,000	809

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		289	287
5.250% due 01/15/2026		1,400	1,377

Piedmont Operating Partnership LP
3.150% due 08/15/2030		1,200	892

Royal Bank of Canada
4.900% due 01/12/2028		300	300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
6.499% due 03/09/2029 •	$1,200	$1,200

SBA Tower Trust
2.328% due 07/15/2052	900	801

Societe Generale SA
1.792% due 06/09/2027 •	1,200	1,042

Standard Chartered PLC
3.971% due 03/30/2026 •	800	770

Stifel Financial Corp.
4.000% due 05/15/2030	1,300	1,143

Sumitomo Mitsui Financial Group, Inc.
1.902% due 09/17/2028	900	763

Wells Fargo & Co.
3.526% due 03/24/2028 •	800	755

		35,977

INDUSTRIALS 10.7%

American Airlines Pass-Through Trust
3.200% due 12/15/2029	863	776
3.500% due 08/15/2033	1,088	907

Amgen, Inc.
5.750% due 03/02/2063	500	519

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	800	604

Bayer U.S. Finance LLC
4.375% due 12/15/2028	1,200	1,161

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051	900	603

Boardwalk Pipelines LP
3.400% due 02/15/2031	700	610

Broadcom, Inc.
3.469% due 04/15/2034	1,200	986

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	1,000	971

Dell International LLC
5.450% due 06/15/2023	373	373

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	1,021	899

Elevance Health, Inc.
2.550% due 03/15/2031	1,200	1,033

Expedia Group, Inc.
3.250% due 02/15/2030	800	694

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	1,200	1,043

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038	200	206
6.510% due 02/23/2042	300	317

Hyundai Capital America
1.000% due 09/17/2024	450	422

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	1,600	1,241

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,299	1,101

Kenvue, Inc.
5.050% due 03/22/2028	300	310
5.500% due 03/22/2025	300	305

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	1,100	1,038

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (e)(g)	937	1

Oracle Corp.
4.650% due 05/06/2030	300	292
6.150% due 11/09/2029 (h)	300	320

Orlando Health Obligated Group
3.327% due 10/01/2050	800	582

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	1,200	972

Southern Co.
3.700% due 04/30/2030	1,000	937

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	1,621	1,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
2.700% due 11/01/2033	$1,061	$897
3.450% due 06/01/2029	206	187

UnitedHealth Group, Inc.
4.250% due 01/15/2029	800	795

VMware, Inc.
1.800% due 08/15/2028	1,000	845

Walt Disney Co.
2.650% due 01/13/2031	900	796

Warnermedia Holdings, Inc.
3.755% due 03/15/2027	900	848

Wipro IT Services LLC
1.500% due 06/23/2026	1,200	1,080

		26,182

UTILITIES 10.5%

Appalachian Power Co.
2.700% due 04/01/2031	1,200	1,021

Arizona Public Service Co.
2.200% due 12/15/2031	1,000	797

AT&T, Inc.
2.750% due 06/01/2031	1,300	1,121

Boston Gas Co.
3.001% due 08/01/2029	1,200	1,063

Duke Energy Carolinas LLC
2.550% due 04/15/2031	1,200	1,030

Enel Finance International NV
1.375% due 07/12/2026	1,000	891
2.250% due 07/12/2031	1,000	784

Entergy Corp.
2.950% due 09/01/2026	2,700	2,539

Exelon Corp.
5.150% due 03/15/2028	500	509

Florida Power & Light Co.
5.050% due 04/01/2028	600	620

Georgia Power Co.
3.250% due 03/15/2051	1,100	789

MidAmerican Energy Co.
2.700% due 08/01/2052	1,000	679

Monongahela Power Co.
3.550% due 05/15/2027	1,400	1,330

New York State Electric & Gas Corp.
1.950% due 10/01/2030	1,200	984
2.150% due 10/01/2031	900	723

NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/2030	1,300	1,100

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)	1,492	829

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)	2,379	547

Public Service Co. of Oklahoma
2.200% due 08/15/2031	900	737

Rio Oil Finance Trust
9.250% due 07/06/2024	225	227
9.750% due 01/06/2027	1,937	2,008

San Diego Gas & Electric Co.
1.700% due 10/01/2030	1,200	980

SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026	1,500	1,416

Southern California Edison Co.
2.250% due 06/01/2030	1,400	1,190

Southwestern Electric Power Co.
4.100% due 09/15/2028	1,000	970

Verizon Communications, Inc.
2.850% due 09/03/2041	900	660

		25,544

Total Corporate Bonds & Notes (Cost $99,695)		87,703

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	157

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.5%

LOUISIANA 0.3%

Louisiana Local Government Environmental Facilities & Community Development Authority System Restoration Bonds, Series 2022
4.145% due 02/01/2033	$800	$781

NEW YORK 0.4%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,100	1,034

TEXAS 0.4%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
4.507% due 11/01/2051	1,000	927

WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,000	846

Total Municipal Bonds & Notes (Cost $3,900)		3,588

U.S. GOVERNMENT AGENCIES 48.8%

Fannie Mae
0.000% due 02/25/2033 •	2,272	1,937
3.000% due 10/25/2040	610	576
3.770% due 05/01/2038 •	517	525
3.779% due 01/01/2036 •	902	923

Federal Home Loan Bank
5.350% due 02/24/2025	1,800	1,796
5.460% due 02/26/2025	2,000	1,997
5.710% due 03/14/2025	1,700	1,700

Freddie Mac
4.874% due 10/15/2043 ~	298	290
5.000% due 03/01/2024 - 12/01/2038	319	326
5.300% due 02/24/2025	2,500	2,494
5.500% due 04/01/2038	93	97
5.650% due 03/07/2025	3,300	3,303
5.680% due 04/03/2025 (b)	1,600	1,599
5.730% due 04/03/2025 (b)	1,600	1,600
5.820% due 03/20/2025	1,600	1,601
5.950% due 03/21/2025	1,600	1,602

Ginnie Mae
0.000% due 11/20/2039 (a)(e)	2,349	2,052
2.703% due 05/20/2047 •	574	535
3.000% due 11/15/2049	589	541
3.379% due 06/20/2067 ~	2,161	2,160
4.000% due 09/15/2049	371	353
4.842% due 04/20/2065 •	293	292
5.000% due 05/15/2047 - 09/15/2047	94	96
5.026% due 02/20/2067 •	1,152	1,145
5.036% due 06/20/2067 •	180	178
5.186% due 09/20/2065 •	1,447	1,429
5.280% due 03/20/2073 •	600	600
5.316% due 08/20/2066 - 08/20/2067 •	2,906	2,885
5.366% due 05/20/2066 - 06/20/2066 •	3,313	3,295
5.579% due 12/20/2072 •	403	406
5.699% due 11/20/2072 •	700	711

Uniform Mortgage-Backed Security
3.000% due 06/01/2029 - 09/01/2052	43,484	39,083
3.500% due 03/01/2048	74	70
4.000% due 11/01/2047	2,701	2,627
4.500% due 02/01/2031 - 07/01/2042	111	109
5.500% due 02/01/2036 - 05/01/2036	43	45

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2053	5,200	4,835
4.000% due 04/01/2053 - 05/01/2053	12,200	11,672
4.500% due 04/01/2053 - 05/01/2053	8,300	8,135
5.000% due 05/01/2053	400	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/01/2053		$13,300	$13,431

Total U.S. Government Agencies (Cost $119,365)			119,450

U.S. TREASURY OBLIGATIONS 14.0%

U.S. Treasury Bonds
1.375% due 11/15/2040 (j)		11,100	7,655
2.375% due 02/15/2042		500	402
2.500% due 02/15/2045 (j)		8,000	6,390
2.750% due 08/15/2042 (n)		400	341
3.125% due 02/15/2043 (l)		1,930	1,737
3.125% due 08/15/2044 (j)		4,700	4,197
3.250% due 05/15/2042		4,300	3,970
3.375% due 08/15/2042 (n)		300	282
3.750% due 11/15/2043 (l)		2,500	2,471
3.875% due 02/15/2043		1,000	1,009

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2031		3,238	2,984
0.125% due 01/15/2032		648	592
0.125% due 02/15/2051		230	160
0.250% due 02/15/2050		233	169
0.625% due 07/15/2032 (j)		1,854	1,772
1.000% due 02/15/2049		238	212

Total U.S. Treasury Obligations (Cost $40,802)			34,343

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.7%

Ashford Hospitality Trust
5.685% due 06/15/2035 •		3,000	2,906

Banc of America Funding Trust
3.796% due 05/25/2035 ~		594	546

Bear Stearns Adjustable Rate Mortgage Trust
4.340% due 02/25/2033 ~		8	8

Chase Mortgage Finance Trust
3.960% due 02/25/2037 ~		7	7

Credit Suisse First Boston Mortgage Securities Corp.
3.504% due 09/25/2033 ~		1	1

DBWF Mortgage Trust
5.891% due 12/19/2030 •		900	884

Eurohome UK Mortgages PLC
4.410% due 06/15/2044 •	GBP	1,056	1,247

Eurosail PLC
5.221% due 06/13/2045 •		1,897	2,305

FirstMac Mortgage Funding Trust
4.575% due 03/08/2049 •	AUD	539	360

Ginnie Mae
5.359% due 01/20/2073 •		$503	501

Great Hall Mortgages PLC
5.093% due 06/18/2039 •		661	653

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~		800	797

GS Mortgage Securities Trust
3.278% due 11/10/2049 ~		2,534	2,435

GSR Mortgage Loan Trust
4.367% due 01/25/2035 ~		203	182

HomeBanc Mortgage Trust
5.345% due 03/25/2035 ~		254	212

Impac CMB Trust
5.625% due 10/25/2034 •		894	857

JP Morgan Mortgage Trust
3.500% due 09/25/2052 ~		861	762

Landmark Mortgage Securities PLC
4.267% due 04/17/2044 •	GBP	236	278

Ludgate Funding PLC
4.524% due 12/01/2060 •		1,764	2,068

Mansard Mortgages PLC
4.167% due 04/15/2047 •		523	620

MASTR Adjustable Rate Mortgages Trust
3.866% due 11/21/2034 ~		$376	348

Merrill Lynch Mortgage Investors Trust
5.345% due 11/25/2035 •		118	108
5.905% due 01/25/2029 •		61	59

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		$5,243	$5,001

Morgan Stanley Capital Trust
3.436% due 12/15/2049		1,710	1,636

ONE Park Mortgage Trust
5.641% due 03/15/2036 •		700	660

Resloc UK PLC
3.117% due 12/15/2043 •	EUR	3,223	3,304

Ripon Mortgages PLC
5.265% due 08/28/2056 •	GBP	1,300	1,553

Structured Adjustable Rate Mortgage Loan Trust
5.007% due 09/25/2034 ~		$839	820

Tharaldson Hotel Portfolio Trust
5.760% due 11/11/2034 •		2,430	2,385

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	757	935

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$1,415	1,325

UWM Mortgage Trust
2.500% due 11/25/2051 ~		1,084	882

WaMu Mortgage Pass-Through Certificates Trust
5.385% due 07/25/2045 ~		72	66
5.425% due 10/25/2045 •		1,517	1,392

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		2,989	2,861

Total Non-Agency Mortgage-Backed Securities (Cost $43,899)			40,964

ASSET-BACKED SECURITIES 3.0%

Countrywide Asset-Backed Certificates Trust
5.385% due 12/25/2034 •		1,694	1,595

DLLAD LLC
5.190% due 04/20/2026		500	498

Flagship Credit Auto Trust
4.030% due 12/15/2026		800	785

GM Financial Consumer Automobile Receivables Trust
2.520% due 05/16/2025		622	615

LL ABS Trust
3.760% due 11/15/2029		371	365

Merrill Lynch Mortgage Investors Trust
5.640% due 09/25/2035 •		439	429

Ready Capital Mortgage Financing LLC
7.358% due 10/25/2039 •		699	702

SBA Tower Trust
3.869% due 10/15/2049 þ		1,100	1,069

SMB Private Education Loan Trust
2.340% due 09/15/2034		141	135

SoFi Professional Loan Program LLC
5.795% due 01/25/2039 ~		113	113

Texas Natural Gas Securitization Finance Corp.
5.169% due 04/01/2041		400	424

Wells Fargo Home Equity Asset-Backed Securities Trust
5.845% due 10/25/2034 ~		687	668

Total Asset-Backed Securities (Cost $7,499)			7,398

SOVEREIGN ISSUES 1.8%

Chile Government International Bond
3.500% due 01/31/2034		900	803

Peru Government International Bond
6.350% due 08/12/2028	PEN	3,700	960
8.200% due 08/12/2026		1,000	278

Province of Ontario
1.550% due 11/01/2029	CAD	1,200	789

Province of Quebec
6.350% due 01/30/2026		$600	631

Romania Government International Bond
3.000% due 02/27/2027		900	821

Total Sovereign Issues (Cost $4,932)			4,282

158	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.7%

COMMERCIAL PAPER 0.5%

Constellation Brands, Inc.
5.260% due 04/04/2023		$800	$800

Dominion Energy, Inc.
5.800% due 04/24/2023		500	498

			1,298

REPURCHASE AGREEMENTS (i) 0.2%
			572

ISRAEL TREASURY BILLS 1.0%
0.919% due 04/05/2023 - 05/03/2023 (d)(e)	ILS	8,600	2,388

Total Short-Term Instruments (Cost $4,445)			4,258

Total Investments in Securities (Cost $324,537)			301,986

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	13,883	$135

Total Short-Term Instruments (Cost $135)		135

Total Investments in Affiliates (Cost $135)		135

Total Investments 123.5% (Cost $324,672)		$302,121

Financial Derivative Instruments (k)(m) (0.2)%(Cost or Premiums, net $(1,557))		(383)

Other Assets and Liabilities, net (23.3)%		(57,110)

Net Assets 100.0%		$244,628

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Oracle Corp.	6.150%	11/09/2029	11/07/2022	$300	$320	0.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$572	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(584)	$572	$572

Total Repurchase Agreements						$(584)	$572	$572

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	159

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	4.900%	03/31/2023	04/05/2023	$(2,400)	$(2,401)
TDM	4.950	03/30/2023	04/06/2023	(15,913)	(15,922)

Total Sale-Buyback Transactions					$(18,323)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$572	$0	$0	$572	$(584)	$(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(2,401)	(2,401)	2,411	10
TDM	0	0	(15,922)	(15,922)	15,996	74

Total Borrowings and Other Financing Transactions	$572	$0	$(18,323)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(18,323)	$0	$0	$(18,323)

Total Borrowings	$0	$(18,323)	$0	$0	$(18,323)

Payable for sale-buyback financing transactions					$(18,323)

(j)	Securities with an aggregate market value of $18,407 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(103) at a weighted average interest rate of 4.520%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2023	81	$8,870	$117	$18	$0

160	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP June Futures	06/2023	7	$(876)	$(28)	$5	$(6)
Euro-Bund June Futures	06/2023	97	(14,290)	(489)	68	(65)
Euro-Oat June Futures	06/2023	7	(989)	(32)	5	(5)
Japan Government 10-Year Bond June Futures	06/2023	1	(1,116)	(23)	4	0

				$(572)	$82	$(76)

Total Futures Contracts				$(455)	$100	$(76)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2027	0.905%		$600	$(3)	$6	$3	$1	$0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.157	EUR	1,000	(6)	(2)	(8)	3	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.359		1,100	(154)	147	(7)	0	0

							$(163)	$151	$(12)	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-40 5-Year Index	1.000%	Quarterly	06/20/2028	$2,000	$15	$9	$24	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.250%	Annual	09/20/2053	GBP	600	$18	$(24)	$(6)	$5	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/16/2024	JPY	2,780,000	8	3	11	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2024		1,600,000	24	(30)	(6)	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		10,000	3	(3)	0	0	0
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.250	Semi-Annual	03/17/2031		2,580,000	(1)	208	207	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.202	Annual	02/08/2032		70,000	0	16	16	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.225	Annual	02/09/2032		49,000	0	11	11	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.253	Annual	02/10/2032		32,000	0	6	6	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		81,900	(71)	82	11	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		153,000	42	48	90	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Semi-Annual	03/21/2048		68,700	(111)	120	9	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.538	Semi-Annual	03/15/2051		63,000	(1)	65	64	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.520	Semi-Annual	03/16/2051		14,000	0	15	15	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Semi-Annual	03/17/2051		20,000	11	16	27	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.557	Semi-Annual	03/17/2051		49,000	0	48	48	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.570	Semi-Annual	03/19/2051		18,000	0	17	17	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.572	Semi-Annual	04/07/2051		10,000	0	9	9	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		53,000	33	25	58	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.633	Annual	02/08/2052		28,000	0	21	21	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.670	Annual	02/09/2052		49,000	0	33	33	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		$19,000	(1,216)	(288)	(1,504)	43	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		3,800	71	(26)	45	0	(21)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	12,500	(89)	146	57	6	0

							$(1,279)	$518	$(761)	$55	$(26)

Total Swap Agreements							$(1,427)	$678	$(749)	$61	$(26)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	161

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$100	$61	$161	$0	$ (76)	$ (26)	$(102)

(l)

Securities with an aggregate market value of $2,017 and cash of $1,956 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	31		$5	$0	$0
	04/2023	ILS	2,976		907	80	0
	04/2023	PEN	2,075		550	0	(1)
	05/2023		1,968		509	0	(13)
	05/2023		$549	PEN	2,075	1	0
	06/2023	IDR	4,305,044		$286	0	(2)

BPS	04/2023		$171	EUR	157	0	(1)
	04/2023		15	ILS	54	0	0
	06/2023	IDR	197,001		$13	0	0
	06/2023	TWD	25,378		832	0	(6)
	06/2023		$213	IDR	3,193,910	0	0

BRC	04/2023		755	GBP	623	14	0

CBK	04/2023	ILS	2,382		$730	67	0
	04/2023	PEN	1,847		468	0	(22)
	04/2023		$7,787	GBP	6,307	0	(7)
	04/2023		519	PEN	2,075	32	0
	05/2023	ILS	3,173		$962	79	0
	05/2023	JPY	29,100		220	0	(1)
	05/2023		$1,989	JPY	262,200	0	(2)
	06/2023	PEN	3,571		$918	0	(26)
	06/2023	TWD	15		0	0	0
	06/2023		$110	IDR	1,651,998	0	0
	08/2023	PEN	1,004		$257	0	(8)

DUB	04/2023		$4,651	EUR	4,298	10	0
	05/2023	EUR	4,298		$4,659	0	(10)
	06/2023		$199	TWD	5,965	0	(2)

GLM	04/2023		1,519	THB	49,761	0	(62)
	05/2023		396	PEN	1,577	22	0
	06/2023	TWD	18,772		$616	0	(4)

162	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

JPM	05/2023	JPY	49,000		371	$0	$0

MBC	04/2023	EUR	268		287	0	(4)
	05/2023	CNH	4,499		670	14	0
	05/2023	JPY	32,900		247	0	(2)
	06/2023		$1,175	IDR	17,898,236	21	0

MYI	05/2023		1,073	AUD	1,618	11	0

RBC	04/2023		19,528	GBP	15,847	21	0
	05/2023	AUD	578		$388	1	0
	05/2023	GBP	15,847		19,539	0	(21)
	05/2023	MXN	173		9	0	0

SCX	04/2023		$595	GBP	482	0	0
	06/2023	TWD	1,244		$41	0	0
	06/2023		$25	IDR	385,422	0	0

TOR	04/2023	CAD	1,172		$864	0	(3)
	04/2023	GBP	16,470		19,810	0	(508)
	04/2023		$297	CAD	402	1	0
	05/2023	CAD	402		$297	0	(1)

UAG	04/2023	EUR	4,187		4,445	0	(95)
	04/2023	THB	8,054		236	0	0
	04/2023		$567	CAD	771	3	0
	05/2023	CAD	771		$567	0	(3)
	05/2023		$620	CNH	4,299	7	0
	05/2023		8,404	GBP	6,789	0	(24)

Total Forward Foreign Currency Contracts						$384	$(828)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	0.974%	$3,100	$(130)	$132	$2	$0

Total Swap Agreements							$(130)	$132	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$81	$0	$0	$81	$(16)	$0	$0	$(16)	$65	$0	$65
BPS	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
BRC	14	0	0	14	0	0	0	0	14	0	14
CBK	178	0	0	178	(66)	0	0	(66)	112	0	112
DUB	10	0	0	10	(12)	0	0	(12)	(2)	0	(2)
GLM	22	0	0	22	(66)	0	0	(66)	(44)	0	(44)
GST	0	0	2	2	0	0	0	0	2	0	2
MBC	35	0	0	35	(6)	0	0	(6)	29	0	29
MYI	11	0	0	11	0	0	0	0	11	0	11
RBC	22	0	0	22	(21)	0	0	(21)	1	0	1
TOR	1	0	0	1	(512)	0	0	(512)	(511)	388	(123)
UAG	10	0	0	10	(122)	0	0	(122)	(112)	0	(112)

Total Over the Counter	$384	$0	$2	$386	$(828)	$0	$0	$(828)

(n)

Securities with an aggregate market value of $388 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	163

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$100	$100
Swap Agreements	0	6	0	0	55	61

	$0	$6	$0	$0	$155	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$384	$0	$384
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$384	$0	$386

	$0	$8	$0	$384	$155	$547

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$76	$76
Swap Agreements	0	0	0	0	26	26

	$0	$0	$0	$0	$102	$102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$828	$0	$828

	$0	$0	$0	$828	$102	$930

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(305)	$(305)
Swap Agreements	0	(405)	0	0	(1,176)	(1,581)

	$0	$(405)	$0	$0	$(1,481)	$(1,886)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,958	$0	$2,958
Swap Agreements	0	31	0	0	0	31

	$0	$31	$0	$2,958	$0	$2,989

	$0	$(374)	$0	$2,958	$(1,481)	$1,103

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$600	$600
Swap Agreements	0	83	0	0	465	548

	$0	$83	$0	$0	$1,065	$1,148

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(587)	$0	$(587)
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$(587)	$0	$(583)

	$0	$87	$0	$(587)	$1,065	$565

164	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$35,977	$0	$35,977
Industrials	0	26,182	0	26,182
Utilities	0	25,544	0	25,544
Municipal Bonds & Notes
Louisiana	0	781	0	781
New York	0	1,034	0	1,034
Texas	0	927	0	927
West Virginia	0	846	0	846
U.S. Government Agencies	0	119,450	0	119,450
U.S. Treasury Obligations	0	34,343	0	34,343
Non-Agency Mortgage-Backed Securities	0	40,964	0	40,964
Asset-Backed Securities	0	7,398	0	7,398
Sovereign Issues	0	4,282	0	4,282
Short-Term Instruments
Commercial Paper	0	1,298	0	1,298
Repurchase Agreements	0	572	0	572
Israel Treasury Bills	0	2,388	0	2,388

	$0	$301,986	$0	$301,986

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$135	$0	$0	$135

Total Investments	$135	$301,986	$0	$302,121

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	82	79	0	161
Over the counter	0	386	0	386

	$82	$465	$0	$547

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(76)	(26)	0	(102)
Over the counter	0	(828)	0	(828)

	$(76)	$(854)	$0	$(930)

Total Financial Derivative Instruments	$6	$(389)	$0	$(383)

Totals	$141	$301,597	$0	$301,738

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	165

Schedule of Investments	PIMCO Total Return ESG Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.5%

CORPORATE BONDS & NOTES 41.7%

BANKING & FINANCE 24.0%

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032		$6,800	$5,241

Asian Development Bank
4.700% due 03/12/2024	MXN	215,000	11,100
6.000% due 02/05/2026	BRL	54,800	9,626
6.550% due 01/26/2025	ZAR	192,000	10,501

Bank of America Corp.
0.981% due 09/25/2025 •		$12,700	11,859
1.486% due 05/19/2024 •		7,700	7,658
6.204% due 11/10/2028 •		4,400	4,604

Bank of Nova Scotia
0.650% due 07/31/2024		4,300	4,055

Banque Ouest Africaine de Developpement
2.750% due 01/22/2033	EUR	10,000	8,080

BlueHub Loan Fund, Inc.
2.890% due 01/01/2027		$1,300	1,144
3.099% due 01/01/2030		3,400	2,845

BNP Paribas SA
1.675% due 06/30/2027 •		10,000	8,809

Boston Properties LP
2.550% due 04/01/2032		3,200	2,285

Brookfield Finance, Inc.
2.724% due 04/15/2031		17,900	15,034

Canadian Imperial Bank of Commerce
0.950% due 10/23/2025		8,700	7,880

Citigroup, Inc.
0.776% due 10/30/2024 •		5,800	5,640
1.281% due 11/03/2025 •		4,100	3,833
2.014% due 01/25/2026 •(f)		6,500	6,125
5.330% (SOFRRATE + 0.694%) due 01/25/2026 ~(f)		6,500	6,374

Community Preservation Corp.
2.867% due 02/01/2030		15,000	12,703

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		10,800	9,682
1.106% due 02/24/2027 •		8,200	7,260

Corp. Inmobiliaria Vesta SAB de CV
3.625% due 05/13/2031		10,000	8,089

CPI Property Group SA
1.625% due 04/23/2027	EUR	3,900	3,050
2.750% due 05/12/2026		3,600	3,101
2.750% due 01/22/2028	GBP	10,000	8,409

Credit Agricole SA
3.750% due 04/24/2023		$8,700	8,690
5.836% (US0003M + 1.020%) due 04/24/2023 ~		4,600	4,599

CTP NV
0.625% due 09/27/2026	EUR	6,500	5,611

Digital Dutch Finco BV
1.000% due 01/15/2032		4,700	3,592
1.500% due 03/15/2030		4,300	3,640

Equitable Financial Life Global Funding
1.300% due 07/12/2026		$8,300	7,349

ERP Operating LP
4.150% due 12/01/2028		1,900	1,835

European Bank for Reconstruction & Development
1.625% due 09/27/2024		13,300	12,785

European Investment Bank
1.625% due 10/09/2029		5,650	4,993
2.375% due 05/24/2027		10,000	9,497
2.875% due 06/13/2025		10,500	10,257
3.300% due 02/03/2028	AUD	3,400	2,219
3.750% due 02/14/2033		$4,000	4,051

European Union
0.400% due 02/04/2037	EUR	10,500	7,834

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026		4,700	4,078

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		$6,200	5,810

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HAT Holdings LLC
3.750% due 09/15/2030		$675	$511

Host Hotels & Resorts LP
2.900% due 12/15/2031		6,800	5,315
3.500% due 09/15/2030		3,100	2,622

HSBC USA, Inc.
5.625% due 03/17/2025		3,900	3,911

ING Groep NV
1.400% due 07/01/2026 •		6,300	5,749
4.625% due 01/06/2026		5,300	5,208

International Bank for Reconstruction & Development
5.310% due 02/05/2026	ZAR	126,000	6,593

International Finance Corp.
8.000% due 10/09/2023	IDR	150,000,000	10,102

JPMorgan Chase & Co.
0.563% due 02/16/2025 •		$13,800	13,232
0.653% due 09/16/2024 •		12,600	12,320
0.768% due 08/09/2025 •		8,300	7,798

Kilroy Realty LP
2.650% due 11/15/2033		7,900	4,916

Low Income Investment Fund
3.386% due 07/01/2026		1,700	1,622
3.711% due 07/01/2029		4,300	3,801

Manulife Financial Corp.
3.703% due 03/16/2032		12,000	11,055

Mitsubishi UFJ Financial Group, Inc.
5.681% (SOFRRATE + 0.940%) due 02/20/2026 ~		3,100	3,053

Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,280
3.922% due 09/11/2024 •		$2,900	2,876
4.705% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	5,000	3,344

NatWest Group PLC
2.359% due 05/22/2024 •		$11,500	11,440

Norinchukin Bank
2.080% due 09/22/2031		12,000	9,707
5.430% due 03/09/2028		4,400	4,511

NTT Finance Corp.
4.142% due 07/26/2024		2,600	2,577
4.239% due 07/25/2025		3,400	3,355

OneMain Finance Corp.
3.500% due 01/15/2027		8,600	7,227

Piedmont Operating Partnership LP
3.150% due 08/15/2030		12,400	9,219

PNC Financial Services Group, Inc.
4.758% due 01/26/2027 •		4,300	4,250

Principal Life Global Funding
1.250% due 08/16/2026		5,800	5,118

Regency Centers LP
3.700% due 06/15/2030		1,500	1,355

Reliance Standard Life Global Funding
3.850% due 09/19/2023		2,800	2,778

Shriram Finance Ltd.
4.400% due 03/13/2024		8,200	7,931

Standard Chartered PLC
1.214% due 03/23/2025 •		12,500	11,975

Sumitomo Mitsui Financial Group, Inc.
2.472% due 01/14/2029		5,000	4,304

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027		13,000	12,074
5.500% due 03/09/2028		3,600	3,708

UDR, Inc.
3.100% due 11/01/2034		6,300	5,162

USAA Capital Corp.
2.125% due 05/01/2030		6,000	5,007

Visa, Inc.
0.750% due 08/15/2027		4,100	3,561

WP Carey, Inc.
2.450% due 02/01/2032		7,600	6,077

			509,471

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 7.0%

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029	EUR	9,100	$7,380

Autodesk, Inc.
2.400% due 12/15/2031		$5,000	4,161

Boise Cascade Co.
4.875% due 07/01/2030		3,600	3,186

California Endowment
2.498% due 04/01/2051		6,900	4,551

Continental Wind LLC
6.000% due 02/28/2033		4,812	4,935

Dell International LLC
5.450% due 06/15/2023		267	267

Doris Duke Charitable Foundation
2.345% due 07/01/2050		12,500	7,751

Ford Foundation
2.815% due 06/01/2070		7,975	4,967

General Mills, Inc.
5.840% (US0003M + 1.010%) due 10/17/2023 ~		600	602

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,100	1,098

John D & Catherine T MacArthur Foundation
1.299% due 12/01/2030		13,400	10,832

JSW Hydro Energy Ltd.
4.125% due 05/18/2031		5,930	4,925

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		13,600	10,700

Local Initiatives Support Corp.
3.782% due 03/01/2027		5,000	4,829

Massachusetts Higher Education Assistance Corp.
2.673% due 07/01/2031		4,400	3,606

Mather Foundation
2.675% due 10/01/2031		9,600	8,239

NXP BV
3.400% due 05/01/2030		11,700	10,528
5.000% due 01/15/2033		5,000	4,905

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		3,754	3,505

S&P Global, Inc.
2.700% due 03/01/2029		2,200	2,003

SK Hynix, Inc.
2.375% due 01/19/2031		9,200	6,894

T-Mobile USA, Inc.
4.950% due 03/15/2028		4,500	4,545

Verallia SA
1.625% due 05/14/2028	EUR	5,800	5,525

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027		10,000	9,501

Weir Group PLC
2.200% due 05/13/2026		$19,000	17,130

Wipro IT Services LLC
1.500% due 06/23/2026		1,550	1,395

			147,960

UTILITIES 10.7%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		6,250	5,889

AES Corp.
1.375% due 01/15/2026		2,000	1,801
2.450% due 01/15/2031		9,500	7,743

Avangrid, Inc.
3.150% due 12/01/2024		12,130	11,764
3.200% due 04/15/2025		6,300	6,034

CenterPoint Energy Houston Electric LLC
5.300% due 04/01/2053		2,000	2,073

Clearway Energy Operating LLC
4.750% due 03/15/2028		4,000	3,824

DTE Electric Co.
1.900% due 04/01/2028		14,350	12,674

166	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Carolinas LLC
2.850% due 03/15/2032		$3,500	$3,046
3.950% due 11/15/2028		3,000	2,945

Duke Energy Florida LLC
2.400% due 12/15/2031		8,500	7,141
2.500% due 12/01/2029		4,900	4,320

EDP Finance BV
1.710% due 01/24/2028		9,000	7,668
6.300% due 10/11/2027		2,000	2,076

Electricite de France SA
3.625% due 10/13/2025		3,600	3,509

Empresa Generadora de Electricidad Haina SA
5.625% due 11/08/2028		5,000	4,465

Enel Finance International NV
1.375% due 07/12/2026		5,600	4,991
1.875% due 07/12/2028		2,700	2,274
2.250% due 07/12/2031		500	392
4.625% due 06/15/2027		5,700	5,586
5.000% due 06/15/2032		5,700	5,366

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		3,800	3,658
5.950% due 07/29/2026		1,400	1,318

India Green Energy Holdings
5.375% due 04/29/2024		4,700	4,546

MidAmerican Energy Co.
3.150% due 04/15/2050		7,900	5,807
3.650% due 04/15/2029		6,000	5,728

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031		9,100	7,027

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028		17,300	15,202
2.200% due 12/02/2026	AUD	10,300	6,372

Niagara Mohawk Power Corp.
1.960% due 06/27/2030		$14,500	11,778

Pacific Gas & Electric Co.
6.700% due 04/01/2053		8,600	8,857

Pattern Energy Operations LP
4.500% due 08/15/2028		3,000	2,749

Public Service Electric & Gas Co.
3.100% due 03/15/2032		8,400	7,513

ReNew Wind Energy AP2
4.500% due 07/14/2028		5,000	4,208

Solar Star Funding LLC
5.375% due 06/30/2035		5,271	5,388

Southern California Edison Co.
2.500% due 06/01/2031		100	85
2.750% due 02/01/2032		14,700	12,631
3.650% due 06/01/2051		1,900	1,457

Southern Power Co.
0.900% due 01/15/2026		10,000	9,018

Verizon Communications, Inc.
2.850% due 09/03/2041		5,800	4,253

Wisconsin Power & Light Co.
4.950% due 04/01/2033		2,700	2,719

			225,895

Total Corporate Bonds & Notes (Cost $1,014,943)			883,326

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.3%

California Health Facilities Financing Authority Revenue Bonds, Series 2022
4.190% due 06/01/2037		2,000	1,876

California Municipal Finance Authority Revenue Bonds, Series 2020
2.877% due 11/01/2035		2,100	1,684

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
2.082% due 11/01/2024		520	500
2.483% due 11/01/2027		850	786
2.533% due 11/01/2028		1,000	911

			5,757

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.1%

University of Michigan Revenue Bonds, Series 2022
3.504% due 04/01/2052	$3,100	$2,608

NEW YORK 0.1%

New York City Housing Development Corp. Revenue Notes, Series 2021
1.377% due 05/01/2027	200	175
1.477% due 11/01/2027	300	259
1.577% due 05/01/2028	500	426
1.677% due 11/01/2028	875	738

		1,598

Total Municipal Bonds & Notes (Cost $11,445)		9,963

U.S. GOVERNMENT AGENCIES 44.4%

Fannie Mae
2.241% due 01/25/2031 ~(a)	45,252	4,172
2.444% due 10/25/2029	14,800	13,343
2.861% due 04/01/2038 •	24	23
2.937% due 06/25/2029	10,685	9,930
2.961% due 09/25/2027 ~	9,293	8,867
2.981% due 04/01/2038 •	9	8
3.000% due 05/01/2028	1,531	1,461
3.152% due 04/01/2038 •	5	5
3.512% due 07/01/2034 •	1	1
3.599% due 01/01/2035 •	37	36
3.713% due 08/01/2035 •	57	56
3.741% due 07/01/2035 •	107	106
3.777% due 05/25/2035 ~	21	21
3.785% due 09/01/2034 •	19	20
3.902% due 06/25/2055 •	727	716
3.956% due 09/01/2035 •	8	8
3.993% due 07/01/2044 •	21	20
4.010% due 12/01/2028	7,923	7,771
4.094% due 09/01/2037 •	5	5
4.307% due 03/01/2033 •	2	1
4.677% due 07/25/2037 •	106	104
5.095% due 05/25/2037 •	3	3
5.200% due 08/01/2035 •	131	130
5.205% due 03/25/2037 •	8	8
6.000% due 08/01/2032	2	2
6.500% due 06/25/2044	19	20
7.500% due 02/01/2027	9	9

Freddie Mac
0.826% due 02/25/2031	1,332	1,138
1.021% due 08/25/2029 ~(a)	24,689	1,213
1.153% due 09/25/2030 ~(a)	61,054	3,964
1.783% due 06/25/2034	15,000	12,065
2.495% due 04/01/2038 •	5	5
2.875% due 04/25/2026	9,500	9,112
2.939% due 04/25/2029	9,500	8,865
3.500% due 12/01/2047 - 05/01/2048	19,042	17,996
3.773% due 12/15/2042 •	2,956	2,893
3.876% due 07/01/2030 •	2	2
4.000% due 08/01/2030 - 06/01/2048	609	597
4.161% due 08/15/2032 ~	5	5
4.500% due 02/01/2029 - 02/01/2035	192	192
5.000% due 10/01/2039	11	11
5.394% due 10/15/2037 ~	6	6
5.500% due 01/01/2034 - 01/01/2039	221	230
6.000% due 09/01/2027 - 05/01/2040	841	876
6.500% due 05/15/2032	766	795
7.000% due 02/15/2027 - 07/01/2029	82	83
7.500% due 09/01/2025	2	1

Ginnie Mae
1.968% due 04/20/2067 •	1,276	1,275
2.625% (H15T1Y + 1.500%) due 09/20/2023 - 01/20/2026 ~	10	10
2.625% due 07/20/2027 - 02/20/2032 •	97	95

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.681% due 10/20/2043 •	$1,184	$1,132
2.703% due 05/20/2047 •	388	361
2.750% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~	12	12
2.750% due 12/20/2026 •	1	1
3.379% due 06/20/2067 •	2,620	2,621
3.379% due 06/20/2067 ~	1,620	1,620
3.500% due 08/15/2045 - 08/20/2049	17,410	16,623
4.000% due 09/20/2040 - 07/20/2048	20,948	20,300
4.646% due 11/20/2067 •	1,509	1,507
5.000% due 03/15/2033 - 05/15/2042	253	261
5.146% due 05/20/2066 •	182	182
5.166% due 05/20/2065 •	660	655
5.286% due 02/20/2066 ~	364	363
5.366% due 09/20/2066 •	2,839	2,819
6.000% due 04/15/2037	31	32
7.000% due 02/20/2032	3	3

Ginnie Mae, TBA
4.000% due 04/01/2053	2,000	1,896
5.000% due 04/01/2053	3,000	3,044

Tennessee Valley Authority STRIPS
1.500% due 09/15/2031	7,800	6,365

U.S. Small Business Administration
5.130% due 09/01/2023	2	2
5.520% due 06/01/2024	36	36

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	9,000	7,810
3.000% due 04/01/2034 - 07/01/2052	32,943	29,879
3.500% due 10/01/2025 - 03/01/2047	1,022	968
4.000% due 10/01/2024 - 12/01/2052	31,263	29,976
4.500% due 06/01/2023 - 06/01/2042	107	107
5.000% due 02/01/2038 - 02/01/2041	165	168
5.500% due 08/01/2023 - 07/01/2041	6,138	6,334
6.000% due 09/01/2028 - 09/01/2039	759	789
6.500% due 01/01/2026 - 01/01/2029	2	2

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2053 - 05/01/2053	346,477	311,198
3.500% due 04/01/2053 - 05/01/2053	128,500	119,489
4.000% due 05/01/2053	56,100	53,685
4.500% due 05/01/2053	75,000	73,508
5.000% due 04/01/2053 - 05/01/2053	60,600	60,444
5.500% due 05/01/2053	52,800	53,321
6.000% due 04/01/2053 - 05/01/2053	15,600	15,923
6.500% due 05/01/2053	9,400	9,684

Total U.S. Government Agencies (Cost $955,373)		941,395

U.S. TREASURY OBLIGATIONS 18.4%

U.S. Treasury Bonds
1.375% due 11/15/2040	47,800	32,965
1.375% due 08/15/2050 (i)	1,400	842
1.750% due 08/15/2041	24,400	17,686
2.000% due 11/15/2041 (i)(k)	4,000	3,022
2.000% due 02/15/2050	9,200	6,526
2.250% due 08/15/2049 (k)	400	301
2.250% due 02/15/2052	34,500	25,744
2.375% due 02/15/2042	34,900	28,084
2.500% due 02/15/2045 (i)(k)	1,900	1,518
2.750% due 11/15/2042 (k)	1,600	1,358
2.875% due 05/15/2043 (i)	3,900	3,373
2.875% due 08/15/2045 (i)(k)	1,500	1,280
2.875% due 05/15/2049	8,900	7,621
2.875% due 05/15/2052	3,400	2,910

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	167

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/15/2042 (i)(k)		$700	$622
3.000% due 11/15/2044		2,100	1,833
3.000% due 05/15/2045		22,700	19,787
3.000% due 02/15/2049 (k)		500	438
3.125% due 02/15/2043		12,100	10,890
3.125% due 08/15/2044 (k)		3,200	2,858
3.250% due 05/15/2042		103,400	95,459
3.375% due 08/15/2042		23,900	22,451
3.375% due 05/15/2044 (i)(k)		1,500	1,396
3.625% due 02/15/2044 (k)		2,200	2,130
3.750% due 11/15/2043 (i)(k)		7,600	7,513
4.000% due 11/15/2042		15,300	15,721
4.000% due 11/15/2052		6,400	6,794

U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2031		19,872	18,316
0.125% due 01/15/2032		5,505	5,032
0.125% due 02/15/2051		1,149	797
0.250% due 02/15/2050		3,375	2,452
0.625% due 07/15/2032		2,884	2,757
0.625% due 02/15/2043		911	770
0.750% due 02/15/2045		9,403	8,020
0.875% due 02/15/2047		992	860
1.000% due 02/15/2049		1,308	1,165
1.375% due 02/15/2044		2,696	2,615
1.500% due 02/15/2053		3,423	3,473

U.S. Treasury Notes
2.875% due 05/15/2032		23,968	22,815

Total U.S. Treasury Obligations (Cost $443,661)			390,194

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.7%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ		832	733

BAMLL Commercial Mortgage Securities Trust
5.734% due 09/15/2038 •		6,000	5,607

Banc of America Mortgage Trust
6.000% due 05/25/2037		1,252	983

BCAP LLC Trust
4.604% due 03/26/2037 þ		82	80

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~		321	242

Beast Mortgage Trust
5.734% due 03/15/2036 •		7,500	6,635

Beneria Cowen & Pritzer Collateral Funding Corp.
5.483% due 06/15/2038 ~		12,621	11,653

BSREP Commercial Mortgage Trust
5.635% due 08/15/2038 •		20,395	18,879

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.445% due 04/25/2037 •		2,316	679

DBWF Mortgage Trust
5.891% due 12/19/2030 •		1,000	982

DC Office Trust
2.965% due 09/15/2045		21,900	17,991

DOLP Trust
2.956% due 05/10/2041		8,600	6,876

DROP Mortgage Trust
5.830% due 10/15/2043 •		12,850	11,882

Extended Stay America Trust
5.765% due 07/15/2038 •		8,395	8,130
5.765% due 07/15/2038 ~		11,226	10,898

GCT Commercial Mortgage Trust
5.484% due 02/15/2038 •		8,100	7,439

Gemgarto PLC
4.750% due 12/16/2067 •	GBP	4,685	5,719

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		$5,300	4,848

GSMPS Mortgage Loan Trust
5.245% due 04/25/2036 ~		1,130	926

GSR Mortgage Loan Trust
3.530% due 03/25/2047 ^~		994	635

IndyMac Adjustable Rate Mortgage Trust
3.544% due 01/25/2032 ~		2	1

IndyMac INDX Mortgage Loan Trust
3.329% due 01/25/2036 ^~		429	357

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
5.444% due 06/15/2038 ~	$13,105	$12,708
5.484% due 04/15/2038 •	10,772	10,462

JP Morgan Mortgage Trust
6.500% due 07/25/2036 ^	2,137	961

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044	5,800	4,462

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	568	530

Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048	1,632	1,587

Morgan Stanley Capital Trust
5.854% due 12/15/2038 •	1,800	1,744

MortgageIT Mortgage Loan Trust
5.305% due 04/25/2036 ~	563	510

One New York Plaza Trust
5.634% due 01/15/2036 •	9,600	9,213

Residential Accredit Loans, Inc. Trust
5.225% due 07/25/2036 •	898	744

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~	23,500	21,111

SLG Office Trust
0.258% due 07/15/2041 ~(a)	156,137	2,482

Starwood Mortgage Trust
5.734% due 04/15/2034 •	11,500	11,187

Structured Asset Mortgage Investments Trust
5.105% due 03/25/2037 •	572	186

SUMIT Mortgage Trust
2.789% due 02/12/2041	10,200	8,473
2.850% due 02/12/2041	1,700	1,358

Thornburg Mortgage Securities Trust
4.047% due 10/25/2046 •	393	360

VASA Trust
5.584% due 07/15/2039 •	16,400	15,261

WaMu Mortgage Pass-Through Certificates Trust
3.598% due 12/25/2036 ^~	504	424
3.609% due 03/25/2037 ~	505	448

Total Non-Agency Mortgage-Backed Securities (Cost $250,514)		226,386

ASSET-BACKED SECURITIES 5.6%

Bear Stearns Asset-Backed Securities Trust
5.165% due 08/25/2036 •	214	204
5.512% due 05/25/2035 •	785	779

College Avenue Student Loans LLC
6.045% due 12/26/2047 •	968	949

Countrywide Asset-Backed Certificates Trust
5.075% due 05/25/2037 •	1,942	1,805

FHF Trust
3.100% due 09/15/2025	2,467	2,452

First Help Financial LLC
4.430% due 01/18/2028	8,094	7,906

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048	9,209	7,285
2.700% due 01/20/2049	4,463	3,671
4.000% due 04/20/2049	6,953	6,254
5.520% due 02/22/2055	3,259	3,193

GSAMP Trust
4.915% due 12/25/2036 ~	255	125

Hertz Vehicle Financing LLC
5.490% due 06/25/2027	5,000	5,035
5.570% due 09/25/2029	3,000	3,052

HSI Asset Loan Obligation Trust
4.686% due 12/25/2036 •	204	67

JP Morgan Mortgage Acquisition Corp.
3.204% due 10/25/2035 ^•	1,391	1,351

LCM LP
5.848% due 10/20/2027 •	786	785

Lehman XS Trust
5.047% due 01/25/2036 ^þ	2,843	2,659

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		$11,720	$9,234

MF1 Ltd.
5.910% due 02/19/2037 •		7,731	7,529

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 01/25/2037 •		2,684	1,319
5.145% due 06/25/2036 •		558	473
6.095% due 07/25/2037 •		400	332

Morgan Stanley IXIS Real Estate Capital Trust
4.995% due 11/25/2036 •		8,079	2,680

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •		270	78

Mosaic Solar Loan Trust
2.640% due 01/20/2053		11,010	9,642

New Century Home Equity Loan Trust
7.845% due 01/25/2033 ^•		696	591

Option One Mortgage Loan Trust
5.065% due 02/25/2037 •		3,504	1,784

Ready Capital Mortgage Financing LLC
7.358% due 10/25/2039 •		5,292	5,314

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		3,359	1,082

Service Experts Issuer
2.670% due 02/02/2032		5,948	5,468

Structured Asset Securities Corp. Mortgage Loan Trust
4.766% due 12/25/2034 •		16	16

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		12,837	11,126

Sunrun Demeter Issuer
2.270% due 01/30/2057		15,774	12,661

Tricolor Auto Securitization Trust
3.300% due 02/18/2025		2,407	2,386

Total Asset-Backed Securities (Cost $133,922)			119,287

SOVEREIGN ISSUES 5.3%

Export-Import Bank of Korea
5.125% due 01/11/2033		2,100	2,187

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,200	1,190

Japan International Cooperation Agency
2.750% due 04/27/2027		4,500	4,236

Korea Development Bank
4.800% due 06/10/2023	IDR	185,000,000	12,304

Korea Housing Finance Corp.
4.625% due 02/24/2028		$5,000	5,004

Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		11,000	10,472

Philippines Government International Bond
5.500% due 01/17/2048		3,000	3,068

Province of Ontario
1.550% due 11/01/2029	CAD	33,500	22,014
2.650% due 02/05/2025		24,325	17,590

Province of Quebec
2.600% due 07/06/2025		19,600	14,143

Serbia Government International Bond
1.000% due 09/23/2028	EUR	10,300	8,641

Sweden Government International Bond
0.125% due 09/09/2030	SEK	155,000	12,919

Total Sovereign Issues (Cost $129,763)			113,768

		SHARES
PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(e)		4,900,000	4,226

Total Preferred Securities (Cost $4,900)			4,226

168	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.7%

COMMERCIAL PAPER 0.2%

Walgreens Boots
5.180% due 04/03/2023	$4,200	$4,198

REPURCHASE AGREEMENTS (g) 8.5%
		179,984

U.S. TREASURY BILLS 0.0%
4.525% due 04/06/2023 (b)(c)	263	263

Total Short-Term Instruments (Cost $184,447)		184,445

Total Investments in Securities (Cost $3,128,968)		2,872,990

Total Investments 135.5% (Cost $3,128,968)		$2,872,990

Financial Derivative Instruments (h)(j) (0.4)% (Cost or Premiums, net $12,636)		(7,503)

Other Assets and Liabilities, net (35.1)%		(744,814)

Net Assets 100.0%		$2,120,673

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.014%	01/25/2026	01/18/2022	$6,500	$6,125	0.29%
Citigroup, Inc.	5.330	01/25/2026	01/18/2022	6,500	6,374	0.30

				$13,000	$12,499	0.59%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.880%	04/03/2023	04/04/2023	$83,500	U.S. Treasury Bonds 1.375% due 08/15/2050	$(85,754)	$83,500	$83,500
BPS	4.890	03/31/2023	04/03/2023	80,900	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2030	(83,050)	80,900	80,933
FICC	2.200	03/31/2023	04/03/2023	4,384	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(4,472)	4,384	4,384
RCY	4.920	03/31/2023	04/03/2023	11,200	U.S. Treasury Notes 0.625% due 05/15/2030	(11,482)	11,200	11,205

Total Repurchase Agreements						$(184,758)	$179,984	$180,022

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	169

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$9,600	$(7,913)	$(7,945)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2053	27,200	(23,362)	(23,472)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2053	31,877	(28,580)	(28,604)

Total Short Sales (2.8)%				$(59,855)	$(60,021)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$83,500	$0	$0	$83,500	$(85,754)	$(2,254)
BPS	80,933	0	0	80,933	(83,050)	(2,117)
FICC	4,384	0	0	4,384	(4,472)	(88)
RCY	11,205	0	0	11,205	(11,482)	(277)

Total Borrowings and Other Financing Transactions	$180,022	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(125,661) at a weighted average interest rate of 1.206%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	24	$24	$(8)	$(6)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	24	24	(10)	(6)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	24	24	(9)	(1)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	79	79	(42)	(8)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	50	50	(20)	(7)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	24	24	(16)	(11)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	50	50	(32)	(10)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	79	79	(72)	(11)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	577	1,443	(681)	(1,930)

Total Written Options					$(890)	$(1,990)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2023	50	$11,930	$(133)	$3	$0
U.S. Treasury 2-Year Note June Futures	06/2023	202	41,704	461	28	0
U.S. Treasury Long-Term Bond June Futures	06/2023	136	17,837	682	136	0

				$1,010	$167	$0

170	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2023	60	$(4,929)	$(160)	$29	$(23)
Euro-BTP June Futures	06/2023	122	(15,262)	(542)	83	(105)
Euro-Bund June Futures	06/2023	829	(122,127)	(3,784)	584	(557)
Euro-Buxl 30-Year Bond June Futures	06/2023	27	(4,125)	(259)	20	(32)
Euro-Oat June Futures	06/2023	135	(19,067)	(585)	89	(97)
Japan Government 10-Year Bond June Futures	06/2023	79	(88,130)	(1,617)	298	0
U.S. Treasury 5-Year Note June Futures	06/2023	794	(86,949)	(1,533)	0	(180)
U.S. Treasury 10-Year Note June Futures	06/2023	39	(4,482)	42	0	(13)

				$(8,438)	$1,103	$(1,007)

Total Futures Contracts				$(7,428)	$1,270	$(1,007)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.900%	Annual	03/10/2052	GBP	2,300	$172	$1,059	$1,231	$15	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/11/2052		2,300	0	1,231	1,231	15	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		2,900	287	1,264	1,551	19	0
Receive(1)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		100	5	(6)	(1)	1	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.068	Semi-Annual	09/18/2026	JPY	378,900	0	(35)	(35)	0	(2)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028		900,000	193	(188)	5	0	(6)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		100,000	(51)	59	8	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.705	Semi-Annual	10/31/2038		290,000	(99)	155	56	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		150,000	(73)	89	16	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		67,300	(28)	38	10	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		4,150,000	1,152	1,299	2,451	0	(53)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.662	Annual	04/19/2042		150,000	0	50	50	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		1,650,000	(14)	665	651	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027		$20,000	(69)	(1,431)	(1,500)	46	0
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		40,000	(152)	(2,261)	(2,413)	96	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/29/2027		14,500	(75)	(354)	(429)	37	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		4,300	(9)	90	81	13	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		4,200	(15)	67	52	16	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		3,500	(12)	27	15	14	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		1,600	(5)	31	26	6	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		49,200	4,779	467	5,246	0	(237)
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		3,100	(12)	71	59	16	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		1,360	(5)	30	25	7	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		2,500	(9)	30	21	13	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		4,500	(16)	111	95	24	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		46,700	9,025	2,208	11,233	0	(472)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		1,200	(11)	41	30	15	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027	EUR	17,100	(64)	(1,427)	(1,491)	0	(53)
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		3,800	(85)	(69)	(154)	1	0
Pay(1)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		93,600	(659)	1,083	424	42	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/15/2036		10,920	498	3,096	3,594	0	(15)

Total Swap Agreements							$14,648	$7,490	$22,138	$396	$(854)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	171

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,270	$396	$1,666	$(1,990)	$(1,007)	$(854)	$(3,851)

(i)

Securities with an aggregate market value of $4,935 and cash of $24,558 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	2,489		$1,654	$0	$(10)
	05/2023		$1,656	AUD	2,489	10	0

BOA	04/2023	AUD	321		$215	0	0
	04/2023	CNH	239		35	1	0
	05/2023	EUR	1,228		1,316	0	(19)
	05/2023	GBP	681		832	0	(9)
	05/2023		$18,161	EUR	16,970	288	(2)
	05/2023		11,242	GBP	9,205	123	0

BPS	04/2023	ZAR	46,684		$2,579	0	(39)
	05/2023	EUR	85,635		91,918	0	(1,173)
	05/2023		$2,754	AUD	4,119	3	0
	05/2023		3,366	EUR	3,111	16	0
	05/2023		8,314	JPY	1,088,826	0	(63)
	06/2023	IDR	169,726		$11	0	0
	06/2023	TWD	177,252		5,811	0	(40)
	06/2023		$249	IDR	3,749,765	1	0

BRC	05/2023	GBP	36,324		$43,890	0	(958)
	05/2023		$1,325	GBP	1,090	21	0

CBK	04/2023	BRL	53,512		$10,317	0	(241)
	04/2023		$3,112	AUD	4,702	31	0
	04/2023		10,533	BRL	53,512	25	0
	05/2023	EUR	5,281		$5,668	0	(72)
	05/2023	SEK	152,597		14,868	132	0
	05/2023		$1,473	EUR	1,380	27	0
	05/2023		1,055	GBP	875	25	0
	05/2023	ZAR	16,111		$875	0	(26)
	06/2023	TWD	104		3	0	0
	06/2023		$95	IDR	1,423,267	0	0

DUB	04/2023	AUD	1,687		$1,122	0	(6)
	04/2023	BRL	53,942		10,618	0	(25)
	04/2023		$1,715	AUD	2,545	0	(14)
	04/2023		10,117	BRL	53,942	526	0
	05/2023		1,123	AUD	1,687	6	0
	05/2023		535	MXN	10,105	21	0
	05/2023	ZAR	89,401		$4,791	0	(212)
	07/2023	BRL	54,815		10,117	0	(516)

GLM	04/2023		$10,617	THB	347,802	0	(432)
	05/2023	ZAR	23,363		$1,269	0	(39)
	06/2023	TWD	131,112		4,301	0	(27)

JPM	05/2023	ZAR	13,576		729	0	(30)

MBC	05/2023	CNH	34,032		5,071	105	0
	05/2023	JPY	377,000		2,832	0	(25)
	05/2023		$1,256	EUR	1,177	24	0
	06/2023	IDR	55,434,420		$3,641	0	(62)

172	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2023		$1,012	IDR	15,420,157	$18	$0

MYI	04/2023		1,048	AUD	1,559	0	(6)
	05/2023	ZAR	47		$3	0	0
	06/2023	IDR	48,605,436		3,201	0	(46)

RBC	04/2023		$3,706	CAD	5,027	13	0
	05/2023	MXN	207,763		$10,975	0	(463)
	06/2023		$64	MXN	1,198	2	0

SCX	05/2023	EUR	2,205		$2,342	0	(54)
	06/2023	IDR	121,180,829		7,939	0	(156)
	06/2023	TWD	8,687		285	0	(2)

TOR	04/2023	AUD	1,824		1,211	0	(8)
	04/2023	CAD	77,269		56,958	0	(215)
	04/2023		$18,277	CAD	24,768	49	0
	05/2023	CAD	24,758		$18,277	0	(49)
	05/2023		$1,212	AUD	1,824	8	0
	05/2023		5,004	JPY	653,922	0	(49)
	09/2023	ZAR	114,536		$6,457	116	0

UAG	04/2023	AUD	1,159		771	0	(4)
	04/2023		$1,897	AUD	2,793	0	(30)
	04/2023		34,945	CAD	47,511	210	0
	05/2023	CAD	47,492		$34,945	0	(210)
	05/2023		$771	AUD	1,159	4	0
	05/2023		4,820	CNH	33,404	54	0

Total Forward Foreign Currency Contracts						$1,859	$(5,332)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	09/12/2023	63,200	$506	$421
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850	03/04/2024	5,200	125	61

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	59,800	448	398

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.200	09/06/2023	6,800	68	18

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	59,600	453	397

Total Purchased Options							$1,600	$1,295

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250%	09/12/2023	63,200	$(316)	$(242)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.750	09/12/2023	63,200	(190)	(119)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.100	03/04/2024	43,300	(125)	(37)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	2,700	(13)	(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	2,700	(13)	(7)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	1,300	(13)	(7)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	1,300	(13)	(1)

CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	7,800	(61)	(28)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	7,800	(61)	(78)

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	59,800	(281)	(234)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	59,800	(167)	(119)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	37,500	(293)	(134)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	37,500	(293)	(374)

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.766	09/06/2023	55,900	(67)	(14)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	12,400	(90)	(26)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	12,400	(90)	(126)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	8,100	(29)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	8,100	(29)	(45)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	4,700	(26)	(21)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	4,700	(26)	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	173

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000%	04/28/2023	1,300	$(6)	$(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	1,300	(6)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	3,600	(19)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	3,600	(19)	(16)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	4,600	(54)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	4,600	(64)	(54)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	2,100	(11)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	2,100	(12)	(1)

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	59,600	(286)	(233)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	59,600	(167)	(119)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	12,000	(78)	(24)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	12,000	(78)	(127)

							$ (2,996)	$(2,261)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	$102.641	04/06/2023	7,200	$(9)	$0
SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	101.875	04/06/2023	7,200	(19)	0

					$(28)	$0

Total Written Options					$(3,024)	$(2,261)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Chile Government International Bond	1.000%	Quarterly	12/20/2027	0.934%	$1,400	$(42)	$47	$5	$0
BRC	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.934	8,800	(286)	315	29	0
GST	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.934	9,500	(271)	302	31	0
MYC	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.934	16,500	(457)	510	53	0

							$(1,056)	$1,174	$118	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.070% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2023	$125,000	$1,358	$(2,355)	$0	$(997)

Total Swap Agreements								$302	$(1,181)	$118	$(997)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$10	$0	$0	$10	$(10)	$0	$0	$(10)	$0	$0	$0
BOA	412	482	0	894	(30)	(429)	0	(459)	435	(590)	(155)
BPS	20	0	5	25	(1,315)	0	0	(1,315)	(1,290)	1,910	620
BRC	21	0	29	50	(958)	0	0	(958)	(908)	1,074	166
CBK	240	0	0	240	(339)	(106)	0	(445)	(205)	0	(205)
DUB	553	0	0	553	(773)	0	0	(773)	(220)	0	(220)
FAR	0	398	0	398	0	(861)	0	(861)	(463)	0	(463)
GLM	0	18	0	18	(498)	(352)	0	(850)	(832)	906	74
GST	0	0	31	31	0	0	0	0	31	0	31
JPM	0	0	0	0	(30)	(10)	(997)	(1,037)	(1,037)	295	(742)

174	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
MBC	$147	$0	$0	$147	$(87)	$0	$0	$(87)	$60	$0	$60
MYC	0	397	53	450	0	(352)	0	(352)	98	90	188
MYI	0	0	0	0	(52)	0	0	(52)	(52)	60	8
NGF	0	0	0	0	0	(151)	0	(151)	(151)	0	(151)
RBC	15	0	0	15	(463)	0	0	(463)	(448)	302	(146)
SCX	0	0	0	0	(212)	0	0	(212)	(212)	0	(212)
TOR	173	0	0	173	(321)	0	0	(321)	(148)	0	(148)
UAG	268	0	0	268	(244)	0	0	(244)	24	0	24

Total Over the Counter	$1,859	$1,295	$118	$3,272	$(5,332)	$(2,261)	$(997)	$(8,590)

(k)

Securities with an aggregate market value of $4,636 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,270	$1,270
Swap Agreements	0	0	0	0	396	396

	$0	$0	$0	$0	$1,666	$1,666

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,859	$0	$1,859
Purchased Options	0	0	0	0	1,295	1,295
Swap Agreements	0	118	0	0	0	118

	$0	$118	$0	$1,859	$1,295	$3,272

	$0	$118	$0	$1,859	$2,961	$4,938

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,990	$1,990
Futures	0	0	0	0	1,007	1,007
Swap Agreements	0	0	0	0	854	854

	$0	$0	$0	$0	$3,851	$3,851

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	175

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,332	$0	$5,332
Written Options	0	0	0	0	2,261	2,261
Swap Agreements	0	0	0	0	997	997

	$0	$0	$0	$5,332	$3,258	$8,590

	$0	$0	$0	$5,332	$7,109	$12,441

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	62,842	62,842
Swap Agreements	0	0	0	0	(11,649)	(11,649)

	$0	$0	$0	$0	$51,261	$51,261

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,591	$0	$24,591
Purchased Options	0	0	0	0	(69)	(69)
Written Options	0	0	0	269	(537)	(268)
Swap Agreements	0	159	0	0	(9,630)	(9,471)

	$0	$159	$0	$24,860	$(10,236)	$14,783

	$0	$159	$0	$24,860	$41,025	$66,044

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(912)	$(912)
Futures	0	0	0	0	(17,497)	(17,497)
Swap Agreements	0	0	0	0	9,791	9,791

	$0	$0	$0	$0	$(8,618)	$(8,618)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,046)	$0	$(4,046)
Purchased Options	0	0	0	0	(282)	(282)
Written Options	0	0	0	0	5,196	5,196
Swap Agreements	0	1,173	0	0	(2,355)	(1,182)

	$0	$1,173	$0	$(4,046)	$2,559	$(314)

	$0	$1,173	$0	$(4,046)	$(6,059)	$(8,932)

176	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$509,471	$0	$509,471
Industrials	0	147,960	0	147,960
Utilities	0	225,895	0	225,895
Municipal Bonds & Notes
California	0	5,757	0	5,757
Michigan	0	2,608	0	2,608
New York	0	1,598	0	1,598
U.S. Government Agencies	0	941,395	0	941,395
U.S. Treasury Obligations	0	390,194	0	390,194
Non-Agency Mortgage-Backed Securities	0	226,386	0	226,386
Asset-Backed Securities	0	119,287	0	119,287
Sovereign Issues	0	113,768	0	113,768
Preferred Securities
Financials	0	4,226	0	4,226
Short-Term Instruments
Commercial Paper	0	4,198	0	4,198
Repurchase Agreements	0	179,984	0	179,984
U.S. Treasury Bills	0	263	0	263

Total Investments	$0	$2,872,990	$0	$2,872,990

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(60,021)	$0	$(60,021)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,103	563	0	1,666
Over the counter	0	3,272	0	3,272

	$1,103	$3,835	$0	$4,938

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(814)	(3,037)	0	(3,851)
Over the counter	0	(8,590)	0	(8,590)

	$(814)	$(11,627)	$0	$(12,441)

Total Financial Derivative Instruments	$289	$(7,792)	$0	$(7,503)

Totals	$289	$2,805,177	$0	$2,805,466

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	177

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Funds may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Funds and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency

178	PIMCO BOND FUNDS

March 31, 2023

gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dynamic Bond Fund	Daily	Monthly

PIMCO Extended Duration Fund	Daily	Monthly

PIMCO GNMA and Government Securities Fund	Daily	Monthly

PIMCO Long Duration Total Return Fund	Daily	Monthly

PIMCO Long-Term U.S. Government Fund	Daily	Monthly

PIMCO Moderate Duration Fund	Daily	Monthly

PIMCO Mortgage-Backed Securities Fund	Daily	Monthly

PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly

PIMCO Strategic Bond Fund	Daily	Monthly

PIMCO Total Return Fund II	Daily	Monthly

PIMCO Total Return Fund IV	Daily	Monthly

PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital

ANNUAL REPORT	|	MARCH 31, 2023	179

Notes to Financial Statements	(Cont.)

on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than

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scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund, generally are fair valued in accordance with procedures approved by the Board.

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Notes to Financial Statements	(Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Extended Duration Fund	$22,515	$1,157	$0	$0	$(600)	$23,072	$1,157	$0

PIMCO Long Duration Total Return Fund	61,485	3,157	0	0	(1,638)	63,004	3,158	0

PIMCO Moderate Duration Fund	33,525	1,134	(12,801)	(265)	(362)	21,231	1,134	0

PIMCO Total Return Fund II	24,737	890	(7,854)	(151)	(336)	17,286	890	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$5,142	$46	$(5,000)	$(2)	$2	$188	$46	$0

PIMCO Extended Duration Fund	3,579	236,134	(239,600)	(3)	0	110	35	0

PIMCO GNMA and Government Securities Fund	43,111	1,099,242	(1,104,900)	147	15	37,615	1,142	0

PIMCO Long Duration Total Return Fund	174	2,869,589	(2,867,900)	(5)	0	1,858	1,089	0

PIMCO Long-Term U.S. Government Fund	161	5	(1)	0	0	165	5	0

PIMCO Moderate Duration Fund	186	6	0	0	0	192	5	0

PIMCO Mortgage-Backed Securities Fund	3,450	124,719	(108,360)	11	4	19,824	118	0

PIMCO Mortgage Opportunities and Bond Fund	79,179	5,252,534	(5,327,400)	338	4	4,655	4,534	0

PIMCO Strategic Bond Fund	2,630	20	(2,500)	(37)	37	150	20	0

PIMCO Total Return Fund II	20,831	225,625	(218,300)	(55)	88	28,189	625	0

PIMCO Total Return Fund IV	3,887	59,839	(63,600)	(35)	44	135	339	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with

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Notes to Financial Statements	(Cont.)

the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve

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time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants   are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because

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Notes to Financial Statements	(Cont.)

a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in

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losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write

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Notes to Financial Statements	(Cont.)

call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

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These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Notes to Financial Statements	(Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	X	X	—	X	—	X	—	X	X	—	—	X

Market	X	X	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	—	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X

Extension	—	—	—	—	—	—	—	X	—	—	—	—

Prepayment	—	—	—	—	—	—	—	X	—	—	—	—

Privately Issued Mortgage-Related Securities	—	—	—	—	—	—	—	X	—	—	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	—	X	X	—	X	—	X	X

Real Estate	—	—	—	—	—	—	—	X	—	—	—	—

Emerging Markets	X	X	X	X	—	X	X	—	X	—	X	X

Sovereign Debt	X	X	—	X	—	X	—	—	X	—	X	X

Currency	X	X	—	X	—	X	—	—	X	—	—	X

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X	X	X

Tax-Efficient Investing	—	—	—	—	—	—	—	—	X	—	—	—

Convertible Securities	—	—	—	—	—	—	—	X	—	—	X	—

Distribution Rate	—	—	—	—	—	—	—	X	—	—	—	—

Environmental, Social and Governance Investing	—	—	—	—	—	—	—	—	—	—	—	X

LIBOR Transition	X	X	X	X	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

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Notes to Financial Statements	(Cont.)

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions or other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

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Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise

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Notes to Financial Statements	(Cont.)

disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total

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net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

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Notes to Financial Statements	(Cont.)

investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class R
PIMCO Dynamic Bond Fund	0.55%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	0.40%
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A		N/A	0.40%		0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.45%	(1)*	N/A	0.35%		0.35%	N/A
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	N/A		N/A	N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Strategic Bond Fund(2)	0.25%	0.30%	0.40%	N/A		N/A	0.45%		0.45%	N/A
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	N/A		N/A	N/A		N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	N/A	N/A		N/A	0.35%		N/A	N/A
PIMCO Total Return ESG Fund	0.25%	0.25%	0.35%	0.45%	(1)	0.25%	0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(2)

PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund.

*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

PIMCO Dynamic Bond Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Total Return ESG Fund	0.25%

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The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for each share class of the PIMCO Strategic Bond Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the PIMCO Strategic Bond Fund of any portion of the supervisory and administrative fee waived pursuant to the Fee Waiver Agreement (the “SB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fee pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total SB Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

Prior to July 31, 2019, PIMCO had contractually agreed to waive a portion of its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by PIMCO Dynamic Bond Fund of any portion of the advisory fee waived (the “UB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total UB Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

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Notes to Financial Statements	(Cont.)

The total recoverable amounts to PIMCO at March 31, 2023 (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined), were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Strategic Bond Fund	$61	$79	$64	$204

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Supervisory and Administrative Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund. This Supervisory and Administrative Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by

PIMCO. For the period ended March 31, 2023, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Dynamic Bond Fund	$4

PIMCO GNMA and Government Securities Fund	11

PIMCO Mortgage-Backed Securities Fund	1

PIMCO Mortgage Opportunities and Bond Fund	32

PIMCO Strategic Bond Fund	64

PIMCO Total Return ESG Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Dynamic Bond Fund	$0	$5,291	$(41)

PIMCO Long Duration Total Return Fund	1,085	28,263	(2,354)

PIMCO Moderate Duration Fund	0	14,946	(34)

PIMCO Mortgage Opportunities and Bond Fund	14,890	53,755	(923)

PIMCO Total Return Fund II	1,332	0	0

PIMCO Total Return ESG Fund	475	50,989	(4,809)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in

200	PIMCO BOND FUNDS

March 31, 2023

frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dynamic Bond Fund	$4,386,565	$4,231,299	$145,507	$348,279

PIMCO Extended Duration Fund	1,601,749	1,339,005	2,182	37,755

PIMCO GNMA and Government Securities Fund	26,145,265	25,712,838	5,280	63,000

PIMCO Long Duration Total Return Fund	6,538,805	5,801,574	270,713	1,149,480

PIMCO Long-Term U.S. Government Fund	1,701,708	1,204,860	6,799	5,210

PIMCO Moderate Duration Fund	2,253,713	2,001,988	196,343	531,236

PIMCO Mortgage-Backed Securities Fund	2,736,395	2,684,281	861	20,554

PIMCO Mortgage Opportunities and Bond Fund	122,075,882	116,236,492	693,993	647,195

PIMCO Strategic Bond Fund	243,942	229,713	5,711	9,430

PIMCO Total Return Fund II	2,326,359	2,248,542	28,518	139,484

PIMCO Total Return Fund IV	1,256,867	1,224,181	26,400	86,782

PIMCO Total Return ESG Fund	10,960,216	10,494,903	186,274	915,373

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund				PIMCO Extended Duration Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares*	Amount	Shares*	Amount
Receipts for shares sold

Institutional Class	61,923	$605,209	153,153	$1,643,148	20,541	$346,951	20,011	$600,896

I-2	11,790	115,828	18,068	193,403	2,321	38,909	1,929	51,367

I-3	1,812	17,924	503	5,358	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	2,096	20,465	2,956	31,680	N/A	N/A	N/A	N/A

Class C	210	2,050	293	3,151	N/A	N/A	N/A	N/A

Class R	138	1,346	155	1,665	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	10,004	96,391	5,625	60,123	1,070	18,108	7,110	187,855

I-2	901	8,673	451	4,818	54	901	277	7,257

I-3	28	272	12	128	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	687	6,604	298	3,183	N/A	N/A	N/A	N/A

Class C	40	381	14	150	N/A	N/A	N/A	N/A

Class R	20	192	7	71	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(169,379)	(1,661,764)	(153,548)	(1,638,139)	(15,633)	(266,240)	(33,267)	(1,000,449)

I-2	(20,098)	(196,751)	(16,217)	(171,549)	(1,357)	(24,518)	(1,497)	(41,150)

I-3	(2,495)	(24,130)	(212)	(2,262)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(6,793)	(66,114)	(5,590)	(59,684)	N/A	N/A	N/A	N/A

Class C	(786)	(7,720)	(1,149)	(12,309)	N/A	N/A	N/A	N/A

Class R	(168)	(1,640)	(172)	(1,832)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(110,070)	$(1,082,784)	4,647	$61,103	6,996	$114,111	(5,437)	$(194,224)

ANNUAL REPORT	|	MARCH 31, 2023	201

Notes to Financial Statements	(Cont.)

	PIMCO GNMA and Government Securities Fund				PIMCO Long Duration Total Return Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	45,627	$442,349	16,640	$186,819	145,219	$1,091,823	148,321	$1,525,999

I-2	35,817	347,891	19,271	216,318	9,734	73,201	5,267	53,384

I-3	7,608	73,457	486	5,508	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	6,301	60,684	4,629	52,075	5,683	42,761	657	6,634

Class C	255	2,432	254	2,859	435	3,140	54	523

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,033	19,519	1,385	15,452	13,273	100,506	23,575	240,835

I-2	1,440	13,796	822	9,168	392	2,961	646	6,604

I-3	126	1,187	6	64	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	860	8,239	466	5,183	114	856	180	1,844

Class C	59	561	27	299	9	67	13	130

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(40,266)	(396,946)	(45,234)	(506,707)	(145,796)	(1,136,109)	(96,833)	(973,730)

I-2	(32,621)	(316,205)	(60,698)	(682,883)	(7,499)	(56,758)	(6,525)	(65,956)

I-3	(982)	(9,189)	(474)	(5,361)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(8,640)	(84,385)	(11,987)	(134,179)	(1,506)	(11,674)	(1,683)	(17,118)

Class C	(732)	(7,151)	(1,625)	(18,201)	(55)	(422)	(181)	(1,872)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	16,885	$156,239	(76,032)	$(853,586)	20,003	$110,352	73,491	$777,277

202	PIMCO BOND FUNDS

March 31, 2023

PIMCO Long-Term U.S. Government Fund						PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund

Year Ended 03/31/2023		Year Ended 03/31/2022				Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

Shares*	Amount	Shares*		Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

31,307	$493,162	27,866		$622,348		36,318	$339,881	32,057	$334,265	5,528	$49,629	6,256	$66,554

6,121	98,765	3,035		64,554		993	9,162	339	3,545	509	4,685	597	6,350

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	44	407	127	1,351

N/A	N/A	8	(a)	174	(a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1,723	27,645	892		19,551		N/A	N/A	N/A	N/A	225	2,075	332	3,526

389	6,407	203		4,268		N/A	N/A	N/A	N/A	14	126	37	386

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

899	14,226	1,976		42,546		5,289	48,878	1,706	17,644	705	6,339	345	3,652

120	1,895	187		4,034		28	254	5	47	85	761	51	545

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	8	71	10	105

N/A	N/A	18	(a)	390	(a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

75	1,191	222		4,782		N/A	N/A	N/A	N/A	145	1,305	64	677

13	198	33		707		N/A	N/A	N/A	N/A	5	42	3	34

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(13,314)	(214,462)	(30,790)		(663,503)		(34,774)	(324,472)	(29,516)	(304,658)	(5,864)	(54,286)	(4,219)	(44,657)

(3,527)	(56,231)	(3,657)		(79,030)		(217)	(2,048)	(243)	(2,529)	(944)	(8,675)	(1,544)	(16,419)

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	(300)	(2,721)	(307)	(3,211)

N/A	N/A	(346	)(a)	(6,877	)(a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1,672)	(27,044)	(1,752)		(37,651)		N/A	N/A	N/A	N/A	(574)	(5,239)	(942)	(10,045)

(158)	(2,524)	(206)		(4,462)		N/A	N/A	N/A	N/A	(40)	(374)	(1,132)	(12,143)

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

21,976	$343,228	(2,311)		$(28,169)		7,637	$71,655	4,348	$48,314	(454)	$(5,855)	(322)	$(3,295)

ANNUAL REPORT	|	MARCH 31, 2023	203

Notes to Financial Statements	(Cont.)

	PIMCO Mortgage Opportunities and Bond Fund				PIMCO Strategic Bond Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	240,077	$2,349,088	223,764	$2,432,337	4,435	$45,570	3,550	$38,835

I-2	138,154	1,338,445	112,553	1,214,267	2,420	24,796	4,174	45,570

I-3	3,893	37,742	3,959	42,882	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	15,760	151,750	9,205	99,616	325	3,278	579	6,337

Class C	670	6,545	783	8,476	134	1,362	76	813

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	34,695	333,686	17,892	193,988	201	2,027	81	883

I-2	10,549	101,415	4,424	47,921	82	821	40	431

I-3	505	4,841	189	2,047	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,390	13,320	515	5,578	49	489	17	180

Class C	169	1,621	72	777	5	52	0	1

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(273,855)	(2,700,375)	(215,526)	(2,338,475)	(7,899)	(79,628)	(2,416)	(26,315)

I-2	(141,611)	(1,386,591)	(63,787)	(689,773)	(3,325)	(33,839)	(4,763)	(51,850)

I-3	(3,124)	(31,033)	(1,667)	(18,059)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(11,019)	(107,817)	(7,627)	(82,920)	(972)	(9,838)	(930)	(10,141)

Class C	(1,071)	(10,481)	(833)	(9,036)	(245)	(2,490)	(133)	(1,447)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	15,182	$102,156	83,916	$909,626	(4,790)	$(47,400)	275	$3,297

204	PIMCO BOND FUNDS

March 31, 2023

PIMCO Total Return Fund II						PIMCO Total Return Fund IV				PIMCO Total Return ESG Fund

Year Ended 03/31/2023		Year Ended 03/31/2022				Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023				Year Ended 03/31/2022

Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount

8,337	$69,065	17,278		$165,568		7,520	$71,546	4,486	$49,337	67,995		$536,292		80,572	$742,521

293	2,468	322		3,050		N/A	N/A	N/A	N/A	16,079		125,978		20,146	187,652

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	628	(b)	4,863	(b)	N/A	N/A

N/A	N/A	23	(a)	221	(a)	N/A	N/A	N/A	N/A	388		3,031		868	8,080

N/A	N/A	N/A		N/A		120	1,149	96	1,059	1,011		7,918		2,592	24,358

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	76		581		64	586

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

1,566	12,905	829		7,915		1,067	10,067	613	6,728	9,923		76,534		5,898	54,680

18	146	14		131		N/A	N/A	N/A	N/A	1,700		13,126		1,215	11,261

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	4	(b)	32	(b)	N/A	N/A

N/A	N/A	2	(a)	23	(a)	N/A	N/A	N/A	N/A	102		784		66	608

N/A	N/A	N/A		N/A		41	388	23	247	67		514		37	342

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	3		26		1	13

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

(10,176)	(85,148)	(13,609)		(129,670)		(14,676)	(138,775)	(15,357)	(169,642)	(80,641)		(632,769)		(38,961)	(358,959)

(528)	(4,501)	(677)		(6,369)		N/A	N/A	N/A	N/A	(28,348)		(221,262)		(10,306)	(94,743)

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	(20	)(b)	(156	)(b)	N/A	N/A

N/A	N/A	(277	)(a)	(2,557	)(a)	N/A	N/A	N/A	N/A	(619)		(4,861)		(618)	(5,751)

N/A	N/A	N/A		N/A		(372)	(3,542)	(292)	(3,182)	(677)		(5,324)		(1,666)	(15,704)

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	(46)		(362)		(23)	(209)

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

(490)	$(5,065)	3,905		$38,312		(6,300)	$(59,167)	(10,431)	$(115,453)	(12,375)		$(95,055)		59,885	$554,735

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	A one for four reverse share split, effective March 24, 2023, has been retroactively applied.
(a)	Administrative Class Shares liquidated at the close of business on March 18, 2022.
(b)	Inception date for Class I-3 was July 29, 2022.

At a meeting held on February 7, 2023, the Board was notified of a reverse share split for each class of PIMCO Extended Duration Fund and PIMCO Long-Term U.S. Government Fund, pursuant to which shareholders received one share in exchange for every four shares of the Fund.

The reverse share splits were effective March 24, 2023. While the reverse share splits reduced the number of outstanding shares of each class of each Fund, they proportionately increased the NAV per share of each class of each Fund such that the aggregate market value of each Fund’s shares remained the same. The reverse share splits did not alter the rights or total value of a shareholder’s investment in the Funds, nor were they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for each Fund has been adjusted to reflect the reverse share split.

ANNUAL REPORT	|	MARCH 31, 2023	205

Notes to Financial Statements	(Cont.)

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Extended Duration Fund	0	2	0%	52%

PIMCO Long Duration Total Return Fund	1	1	11%	12%

PIMCO Long-Term U.S. Government Fund	0	1	0%	33%

PIMCO Mortgage-Backed Securities Fund	1	1	17%	12%

PIMCO Total Return Fund II	1	0	13%	0%

PIMCO Total Return Fund IV	0	1	0%	11%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)	Total Components of Distributable Earnings

PIMCO Dynamic Bond Fund	$73,113	$0	$(316,107)	$(620)	$(535,166)	$0	$0	$(778,780)

PIMCO Extended Duration Fund	208	0	(301,382)	0	(5,932)	0	0	(307,106)

PIMCO GNMA and Government Securities Fund	0	0	(103,837)	(417)	(136,754)	0	0	(241,008)

PIMCO Long Duration Total Return Fund	6,959	0	(581,245)	(272)	(460,107)	0	0	(1,034,665)

PIMCO Long-Term U.S. Government Fund	7,487	0	(119,205)	(56)	(306,264)	0	0	(418,038)

PIMCO Moderate Duration Fund	0	0	(45,874)	(904)	(106,327)	0	(11,823)	(164,928)

PIMCO Mortgage-Backed Securities Fund	0	0	(9,550)	(17)	(31,664)	0	0	(41,231)

206	PIMCO BOND FUNDS

March 31, 2023

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)	Total Components of Distributable Earnings

PIMCO Mortgage Opportunities and Bond Fund	$0	$0	$(924,064)	$(4,115)	$(153,775)	$0	$(18,667)	$(1,100,621)

PIMCO Strategic Bond Fund	1,533	0	(5,391)	(4)	(7,506)	0	0	(11,368)

PIMCO Total Return Fund II	0	0	(52,854)	(301)	(43,340)	0	0	(96,495)

PIMCO Total Return Fund IV	0	0	(22,997)	(27)	(25,357)	0	(2,428)	(50,809)

PIMCO Total Return ESG Fund	0	0	(255,287)	(336)	(178,238)	0	(33,490)	(467,351)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), return of capital distributions, straddle loss deferrals, sale buyback transactions, interest accrued on defaulted securities, hyperinflationary adjustments, and short positions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end and organizational expenditures.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Fund	$428,509	$106,657

PIMCO Extended Duration Fund	0	5,932

PIMCO GNMA and Government Securities Fund	108,126	28,628

PIMCO Long Duration Total Return Fund	404,646	55,461

PIMCO Long-Term U.S. Government Fund*	117,054	189,210

PIMCO Moderate Duration Fund	43,437	62,890

PIMCO Mortgage-Backed Securities Fund	15,409	16,255

PIMCO Mortgage Opportunities and Bond Fund	0	153,775

PIMCO Strategic Bond Fund	5,077	2,429

PIMCO Total Return Fund II	26,641	16,699

PIMCO Total Return Fund IV	10,075	15,282

PIMCO Total Return ESG Fund	122,312	55,926

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dynamic Bond Fund	$2,855,882	$99,851	$(415,441)	$(315,590)

PIMCO Extended Duration Fund	1,554,608	29,917	(330,786)	(300,869)

PIMCO GNMA and Government Securities Fund	2,038,717	26,099	(129,937)	(103,838)

PIMCO Long Duration Total Return Fund	5,004,833	128,617	(709,879)	(581,262)

PIMCO Long-Term U.S. Government Fund	1,299,935	29,084	(147,831)	(118,747)

PIMCO Moderate Duration Fund	1,917,524	32,945	(78,783)	(45,838)

PIMCO Mortgage-Backed Securities Fund	293,796	9,909	(19,431)	(9,522)

PIMCO Mortgage Opportunities and Bond Fund	13,049,357	610,453	(1,534,516)	(924,063)

PIMCO Strategic Bond Fund	99,705	4,693	(10,081)	(5,388)

ANNUAL REPORT	|	MARCH 31, 2023	207

Notes to Financial Statements	(Cont.)	March 31, 2023

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Total Return Fund II	$803,345	$6,311	$(59,101)	$(52,790)

PIMCO Total Return Fund IV	323,505	4,274	(27,303)	(23,029)

PIMCO Total Return ESG Fund	3,075,489	30,149	(285,266)	(255,117)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), return of capital distributions, straddle loss deferrals, sale buyback transactions, interest accrued on defaulted securities, hyperinflationary adjustments, and short positions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dynamic Bond Fund	$123,288	$0	$0	$73,326	$0	$0

PIMCO Extended Duration Fund	19,017	0	0	25,323	169,799	0

PIMCO GNMA and Government Securities Fund	48,047	0	1,497	34,988	0	0

PIMCO Long Duration Total Return Fund	108,529	0	0	170,851	86,174	0

PIMCO Long-Term U.S. Government Fund	18,008	0	0	13,442	40,473	0

PIMCO Moderate Duration Fund	58,080	0	0	18,760	0	1,472

PIMCO Mortgage-Backed Securities Fund	8,489	0	202	5,133	0	0

PIMCO Mortgage Opportunities and Bond Fund	494,827	0	8,325	275,011	0	0

PIMCO Strategic Bond Fund	3,454	0	0	1,517	0	0

PIMCO Total Return Fund II	15,703	0	0	9,547	0	56

PIMCO Total Return Fund IV	10,773	0	0	6,977	0	0

PIMCO Total Return ESG Fund	95,559	0	0	54,359	16,091	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

On May 19, 2023, a supplement was filed to provide notification of changes to PIMCO Strategic Bond Fund that include (i) a name change to PIMCO Low Duration Opportunities Fund, (ii) a change to the non-fundamental investment guideline for average portfolio duration to normally vary from zero to three years, (iii) a primary benchmark change to the Bloomberg U.S. Aggregate 1-3 Year Index, and (iv) termination of the Fee Waiver Agreement with respect to the Fund. These changes are expected to occur on July 31, 2023.

There were no other subsequent events identified that require recognition or disclosure.

208	PIMCO BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (twelve of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of cash flows for PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations and each of the cash flows for PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2023	209

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International, Inc.

BOO	BoA Securities, Inc (Repo Only)	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities, Inc.	RCY	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	STR	State Street FICC Repo

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

CDI	Natixis Singapore	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

CLY	Crédit Agricole Corporate and Investment Bank	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

DUB	Deutsche Bank AG

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NOK	Norwegian Krone

AUD	Australian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar

BRL	Brazilian Real	HUF	Hungarian Forint	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty

CLP	Chilean Peso	ILS	Israeli Shekel	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TWD	Taiwanese Dollar

COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar

DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIA3M IR	Sterling Overnight Index Average 3 Month Index Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR01M	1 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0001M	ICE 1-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate	US0003M	ICE 3-Month USD LIBOR

CMBX	Commercial Mortgage-Backed Index

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	KORIBOR	Korea Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BRL-CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	WIBOR	Warsaw Interbank Offered Rate

CBO	Collateralized Bond Obligation	OIS	Overnight Index Swap

210	PIMCO BOND FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Dynamic Bond Fund	0.00%	0.00%	$123,288	$0	$101,850

PIMCO Extended Duration Fund	0.00%	0.00%	8,500	0	20,749

PIMCO GNMA and Government Securities Fund	0.00%	0.00%	48,047	0	28,827

PIMCO Long Duration Total Return Fund	0.00%	0.00%	97,927	0	113,516

PIMCO Long-Term U.S. Government Fund	0.00%	0.00%	18,008	0	15,205

PIMCO Moderate Duration Fund	0.00%	0.00%	52,957	0	34,014

PIMCO Mortgage-Backed Securities Fund	0.00%	0.00%	8,489	0	5,325

PIMCO Mortgage Opportunities and Bond Fund	0.00%	0.00%	494,827	0	196,597

PIMCO Strategic Bond Fund	0.00%	0.00%	3,454	0	2,874

PIMCO Total Return Fund II	0.00%	0.00%	15,703	0	12,146

PIMCO Total Return Fund IV	0.00%	0.00%	10,773	0	8,200

PIMCO Total Return ESG Fund	0.00%	0.00%	91,670	0	62,098

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

ANNUAL REPORT	|	MARCH 31, 2023	211

Federal Income Tax Information	(Cont.)	(Unaudited)

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Dynamic Bond Fund	0.00%

PIMCO Extended Duration Fund	0.00%

PIMCO GNMA and Government Securities Fund	0.00%

PIMCO Long Duration Total Return Fund	0.00%

PIMCO Long-Term U.S. Government Fund	0.00%

PIMCO Moderate Duration Fund	0.00%

PIMCO Mortgage-Backed Securities Fund	0.00%

PIMCO Mortgage Opportunities and Bond Fund	0.00%

PIMCO Strategic Bond Fund	0.00%

PIMCO Total Return Fund II	0.00%

PIMCO Total Return Fund IV	0.00%

PIMCO Total Return ESG Fund	0.00%

212	PIMCO BOND FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2023	213

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

214	PIMCO BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2023	215

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

216	PIMCO BOND FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31,

2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	|	MARCH 31, 2023	217

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0423	$0.0000	$0.0000	$0.0423

November 2022	$0.0431	$0.0000	$0.0000	$0.0431

December 2022	$0.0585	$0.0000	$0.0000	$0.0585

January 2023	$0.0505	$0.0000	$0.0000	$0.0505

February 2023	$0.0493	$0.0000	$0.0000	$0.0493

March 2023	$0.0576	$0.0000	$0.0000	$0.0576

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0415	$0.0000	$0.0000	$0.0415

November 2022	$0.0424	$0.0000	$0.0000	$0.0424

December 2022	$0.0577	$0.0000	$0.0000	$0.0577

January 2023	$0.0497	$0.0000	$0.0000	$0.0497

February 2023	$0.0486	$0.0000	$0.0000	$0.0486

March 2023	$0.0567	$0.0000	$0.0000	$0.0567

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0412	$0.0000	$0.0000	$0.0412

November 2022	$0.0420	$0.0000	$0.0000	$0.0420

December 2022	$0.0572	$0.0000	$0.0000	$0.0572

January 2023	$0.0494	$0.0000	$0.0000	$0.0494

February 2023	$0.0482	$0.0000	$0.0000	$0.0482

March 2023	$0.0563	$0.0000	$0.0000	$0.0563

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0392	$0.0000	$0.0000	$0.0392

November 2022	$0.0400	$0.0000	$0.0000	$0.0400

December 2022	$0.0551	$0.0000	$0.0000	$0.0551

January 2023	$0.0475	$0.0000	$0.0000	$0.0475

February 2023	$0.0464	$0.0000	$0.0000	$0.0464

March 2023	$0.0542	$0.0000	$0.0000	$0.0542

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0335	$0.0000	$0.0000	$0.0335

November 2022	$0.0341	$0.0000	$0.0000	$0.0341

December 2022	$0.0486	$0.0000	$0.0000	$0.0486

January 2023	$0.0419	$0.0000	$0.0000	$0.0419

February 2023	$0.0409	$0.0000	$0.0000	$0.0409

March 2023	$0.0478	$0.0000	$0.0000	$0.0478

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

218	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3002AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO ESG Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Credit Fund

PIMCO Low Duration Income Fund

PIMCO Preferred and Capital Securities Fund

(1) Consolidated Schedule of Investments

(a)	Prior to May 3, 2021, the PIMCO Low Duration Credit Fund was named the PIMCO Senior Floating Rate Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

2	PIMCO CREDIT BOND FUNDS

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Credit Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an

4	PIMCO CREDIT BOND FUNDS

average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class C-2 if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Funds	(Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	—	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	—	Diversified
PIMCO ESG Income Fund	09/30/20	09/30/20	09/30/20	09/30/20	—	09/30/20	09/30/20	—	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	—	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	—	Diversified
PIMCO Low Duration Credit Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	10/21/20	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	08/23/19	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and

6	PIMCO CREDIT BOND FUNDS

similar financing transactions as part of its investment strategies and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

On May 19, 2023, a supplement was filed to provide notification of a change to the definition of “Capital Securities” for purposes of the PIMCO Preferred and Capital Securities Fund’s 80% policy. As of July 31, 2023, the definition of “Capital Securities” will include “(1) securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements and (2) securities, which may include instruments referred to as hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt.”

ANNUAL REPORT	|	MARCH 31, 2023	7

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	45.5%

Corporate Bonds & Notes	39.2%

U.S. Treasury Obligations	4.9%

Asset-Backed Securities	3.9%

Non-Agency Mortgage-Backed Securities	2.4%

Sovereign Issues	2.0%

U.S. Government Agencies	1.6%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	1.40%	2.26%	2.53%	3.09%
PIMCO Credit Opportunities Bond Fund I-2	1.33%	2.14%	2.42%	2.99%
PIMCO Credit Opportunities Bond Fund Class A	1.02%	1.84%	2.11%	2.68%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	(2.76)%	1.07%	1.71%	2.34%
PIMCO Credit Opportunities Bond Fund Class C	0.30%	1.10%	1.35%	1.91%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	(0.68)%	1.10%	1.35%	1.91%
ICE BofA SOFR Overnight Rate Index**	2.78%	—	—	—
3 Month USD LIBOR	2.95%	1.68%	1.14%	1.04%
Lipper Absolute Return Bond Funds Average	(1.68)%	1.21%	1.67%	2.21%

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.90% for Institutional Class shares, 1.00% for I-2 shares, 1.30% for Class A shares, and 2.05% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the financials sector, particularly to an issuer in real estate finance, contributed to performance, as the sector benefited from rising rates.

»	Long exposure to the integrated oil sector contributed to performance, as the sector benefited from a favorable energy price environment in the second half of 2022.

»	Long exposure to the wireless sector contributed to performance, as the sector benefitted from a stable, competitive environment and pass-though of inflation pressures in the second half of 2022.

»	Long exposure to duration detracted from performance, as rates rose.

»	Long exposure to the securitized credit sector, particularly non-agency mortgages, detracted from performance, as the sector had a negative return.

»	Long exposure to the media sector detracted from performance, as a particular issuer suffered declines in both advertising and distribution revenues.

8	PIMCO CREDIT BOND FUNDS

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	44.1%

Short-Term Instruments‡	14.4%

Sovereign Issues	12.7%

U.S. Treasury Obligations	11.5%

U.S. Government Agencies	5.3%

Loan Participations and Assignments	4.2%

Non-Agency Mortgage-Backed Securities	3.4%

Asset-Backed Securities	3.2%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	(4.75)%	1.20%	2.69%	5.59%
PIMCO Diversified Income Fund I-2	(4.85)%	1.10%	2.59%	5.49%
PIMCO Diversified Income Fund I-3	(4.90)%	1.05%	2.54%	5.44%
PIMCO Diversified Income Fund Administrative Class	(5.00)%	0.95%	2.44%	5.33%
PIMCO Diversified Income Fund Class A	(5.14)%	0.80%	2.28%	5.17%
PIMCO Diversified Income Fund Class A (adjusted)	(8.69)%	0.03%	1.89%	4.97%
PIMCO Diversified Income Fund Class C	(5.85)%	0.04%	1.52%	4.39%
PIMCO Diversified Income Fund Class C (adjusted)	(6.76)%	0.04%	1.52%	4.39%
Bloomberg Global Credit Hedged USD Index	(4.83)%	1.36%	2.51%	4.26%
1/3 each — Bloomberg Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	(4.47)%	1.48%	2.84%	5.46%
Lipper Multi-Sector Income Funds Average	(4.20)%	1.33%	2.35%	4.61%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 0.95% for I-3 shares, 1.00% for Administrative Class shares, 1.15% for Class A shares, and 1.90% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Security selection within the emerging markets sector, particularly exposure to a Russian quasi-sovereign issuer, contributed to performance, as the issuer recovered from volatility stemming from the Russian invasion of Ukraine.

»	Underweight exposure to U.S. duration contributed to performance, as rates rose.

»	Underweight exposure to European duration contributed to performance, as rates rose.

»	Positioning within the high yield financials sector, particularly overweight exposure to certain bank securities, detracted from performance.

»	Tactical exposure to the non-agency residential mortgage-backed securities sector detracted from performance, as the sector had a negative return.

»

Underweight exposure to the telecommunications sector detracted from performance, as the sector benefitted from a stable competitive environment and passthrough of inflation pressures in the second half of 2022.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO ESG Income Fund

Institutional Class - PEGIX	Class A - PEGAX
I-2 - PEGPX	Class C - PEGBX
I-3 - PEGQX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	29.8%

U.S. Government Agencies	26.3%

Non-Agency Mortgage-Backed Securities	16.9%

Short-Term Instruments	11.2%

Asset-Backed Securities	8.3%

U.S. Treasury Obligations	5.9%

Sovereign Issues	1.1%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	Fund Inception (09/30/20)
PIMCO ESG Income Fund Institutional Class	(2.50)%	0.69%
PIMCO ESG Income Fund I-2	(2.59)%	0.59%
PIMCO ESG Income Fund I-3	(2.64)%	0.54%
PIMCO ESG Income Fund Class A	(2.88)%	0.29%
PIMCO ESG Income Fund Class A (adjusted)	(6.50)%	(1.23)%
PIMCO ESG Income Fund Class C	(3.62)%	(0.46)%
PIMCO ESG Income Fund Class C (adjusted)	(4.54)%	(0.46)%
Bloomberg U.S. Aggregate Index	(4.78)%	(4.65)%
Lipper Multi-Sector Income Funds Average	(4.20)%	(1.19)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

The PIMCO ESG Income Fund seeks to maximize current income, while incorporating PIMCO’s ESG investment strategy, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies (i.e. the Fund will favor certain investments that offer consistent and high levels of income). The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. The Fund may also invest in labeled green, sustainable social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental, sustainability and/or social projects and, in the case of sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to U.K. duration contributed to performance, as interest rates rose across all tenors of the U.K. sovereign curve.

»	Exposure to the Mexican peso contributed to performance, as the currency appreciated relative to the U.S. dollar.

»	Short exposure to Japanese duration contributed to performance, as the Japanese yield curve steepened, with interest rates rising in the middle and long end of the Japanese sovereign curve.

»	Exposure to U.S. duration detracted from performance, as interest rates rose across all tenors of the U.S. sovereign curve.

»	Holdings of commercial mortgage backed securities (“MBS”) detracted from performance, as this sector posted negative total returns.

»	Exposure to non-agency MBS detracted from performance, as most non-agency spread sectors widened.

10	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	84.1%

U.S. Treasury Obligations	7.7%

Short-Term Instruments‡	4.4%

Loan Participations and Assignments	1.4%

Sovereign Issues	1.4%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	(2.24)%	3.28%	4.24%	5.69%
PIMCO High Yield Spectrum Fund I-2	(2.33)%	3.18%	4.14%	5.59%
PIMCO High Yield Spectrum Fund I-3	(2.38)%	3.13%	4.09%	5.53%
PIMCO High Yield Spectrum Fund Class A	(2.58)%	2.92%	3.88%	5.32%
PIMCO High Yield Spectrum Fund Class A (adjusted)	(6.23)%	2.14%	3.49%	5.00%
PIMCO High Yield Spectrum Fund Class C	(3.31)%	2.16%	3.11%	4.54%
PIMCO High Yield Spectrum Fund Class C (adjusted)	(4.22)%	2.16%	3.11%	4.54%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	(3.10)%	3.07%	4.29%	5.61%
Lipper Global High Yield Funds Average	(4.23)%	1.78%	2.91%	4.11%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.61% for Institutional Class shares, 0.71% for I-2 shares, 0.81% for I-3 shares, 0.96% for Class A shares, and 1.71% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index (the “Benchmark”). The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the aerospace sector contributed to performance, as prices of an overweight position within the sector rose.

»	Underweight exposure to the retailers sector contributed to performance, as the sector underperformed.

»	Underweight exposure to the commercial mortgage-backed securities and real estate investment trusts sector contributed to performance, as the broader sector underperformed.

»	Security selection in media entertainment and publishing detracted from performance, as prices of an overweight position within the sector fell.

»	Security selection in the finance and insurance sector detracted from performance, as prices of an overweight position within the sector fell.

»	Security selection in the telecommunications sector detracted from performance, as prices of an overweight position within the sector fell.

ANNUAL REPORT	|	MARCH 31, 2023	11

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	58.4%

U.S. Treasury Obligations	28.2%

Preferred Securities	3.7%

U.S. Government Agencies	2.8%

Sovereign Issues	1.8%

Municipal Bonds & Notes	1.5%

Asset-Backed Securities	1.2%

Short-Term Instruments‡	1.0%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	(11.30)%	1.16%	3.45%	7.28%
PIMCO Long-Term Credit Bond Fund I-2	(11.39)%	1.06%	3.35%	7.18%
Bloomberg U.S. Long Credit Index	(11.28)%	1.07%	2.85%	6.41%
Lipper General Bond Funds Average	(4.92)%	1.04%	2.35%	5.22%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, and 0.67% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight interest rate positioning contributed to performance, as interest rates rose.

»	Tactical exposure to emerging markets, particularly overweight exposure to select issuers in the energy sector, contributed to performance, as Russian energy quasi-sovereigns rebounded from lows.

»	Security selection within the raw materials sector, particularly overweight exposure to select issuers in the coal sector, contributed to performance, as spreads tightened.

»	Overweight exposure to the banking sector detracted from performance, as the sector underperformed the Bloomberg U.S. Long Credit Index.

»	Security selection within the gaming sector, particularly overweight exposure to a US gaming operator, detracted from performance, as spreads widened.

»	Security selection within the consumer products sector, particularly overweight exposure to a select issuer, detracted from performance, as spreads widened.

12	PIMCO CREDIT BOND FUNDS

PIMCO Low Duration Credit Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Loan Participations and Assignments	52.5%

Corporate Bonds & Notes	30.5%

Short-Term Instruments‡	14.4%

U.S. Treasury Obligations	2.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (04/29/11)
PIMCO Low Duration Credit Fund Institutional Class	1.84%	2.07%	2.60%	3.03%
PIMCO Low Duration Credit Fund I-2	1.74%	1.97%	2.50%	2.92%
PIMCO Low Duration Credit Fund Class A	1.53%	1.77%	2.30%	2.72%
PIMCO Low Duration Credit Fund Class A (adjusted)	(0.76)%	1.30%	1.91%	2.39%
PIMCO Low Duration Credit Fund Class C	0.77%	1.01%	1.53%	1.96%
PIMCO Low Duration Credit Fund Class C (adjusted)	(0.19)%	1.01%	1.53%	1.96%
50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	1.47%	3.65%	4.07%	4.49%
Lipper Loan Participation Funds Average	0.81%	2.31%	2.73%	3.00%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Effective May 3, 2021, the Fund’s broad-based securities market index is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies. Prior to May 3, 2021, the Fund’s broad-based securities market index was the J.P. Morgan BB/B Leveraged Loan Index. Effective May 3, 2021, certain changes were made to the Fund’s principal investment strategies. The Fund’s performance information prior to May 3, 2021 relates only to the Fund’s former principal investment strategies.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.73% for Institutional Class shares, 0.83% for I-2 shares, 1.03% for Class A shares, and 1.78% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Credit Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bank loans (including, among others, covenant-lite obligations), bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration contributed to performance, as rates rose.

»

Security selection within the high yield banks and brokerage sector contributed to performance, as an Italian bank’s successful restructuring and recapitalization enabled it to operate as a standalone entity on a sustainably profitable basis.

»

Security selection within the bank loan healthcare sector contributed to performance, as a healthcare name with a focus on outpatient surgery benefitted from softer inflationary pressures as ambulatory surgery operators have less-intensive labor needs.

»

Security selection within the bank loan media sector detracted from performance, as a U.S. television broadcaster’s subsidiary filed for Chapter 11 bankruptcy protections following a period of declining revenues brought upon by severe subscriber churn.

»

Security selection within the high yield specialty finance sector detracted from performance, as a non-prime consumer finance company was pressured by deteriorating liquidity, weak operating performance, and issues with integration related to its acquisitions.

»	Underweight exposure to the high yield automotive sector detracted from performance, as the sector outperformed the broader high yield market amid a strong vehicle price environment.

ANNUAL REPORT	|	MARCH 31, 2023	13

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX	Class C-2 - PLDCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	37.3%

Non-Agency Mortgage-Backed Securities	18.4%

Corporate Bonds & Notes	11.7%

Asset-Backed Securities	10.6%

Short-Term Instruments‡	9.4%

U.S. Treasury Obligations	7.6%

Loan Participations and Assignments	3.0%

Sovereign Issues	1.4%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	0.44%	2.33%	2.87%	3.46%
PIMCO Low Duration Income Fund I-2	0.33%	2.23%	2.76%	3.35%
PIMCO Low Duration Income Fund I-3	0.29%	2.18%	2.74%	3.36%
PIMCO Low Duration Income Fund Class A	0.03%	1.92%	2.46%	3.04%
PIMCO Low Duration Income Fund Class A (adjusted)	(2.21)%	1.45%	2.22%	2.92%
PIMCO Low Duration Income Fund Class C	(0.27)%	1.62%	2.15%	2.73%
PIMCO Low Duration Income Fund Class C (adjusted)	(1.21)%	1.62%	2.15%	2.73%
PIMCO Low Duration Income Fund Class C-2	(0.47)%	1.41%	1.95%	2.55%
PIMCO Low Duration Income Fund Class C-2 (adjusted)	(1.40)%	1.41%	1.95%	2.55%
Bloomberg U.S. Aggregate 1-3 Years Index	0.24%	1.21%	0.99%	2.09%♦
Lipper Short Investment Grade Debt Funds Average	(0.12)%	1.30%	1.13%	2.05%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 1.00% CDSC on Class C and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.60% for I-2 shares, 0.70% for I-3 shares, 0.90% for Class A shares, 1.20% for Class C shares and 1.40% for Class C-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to U.K. duration contributed to performance, as interest rates rose across all tenors of the U.K. sovereign curve.

»	Holdings of Russian quasi-sovereign corporate credit contributed to performance, as these securities posted positive total returns.

»	Exposure to the Russian ruble contributed to performance, as the currency appreciated versus the U.S. dollar.

»	Exposure to U.S. duration detracted from performance, as interest rates rose across all tenors of the U.S. sovereign curve.

»	Holdings of non-agency mortgage backed securities (“MBS”) detracted from performance, as most non-agency spread sectors widened.

»	Holdings of agency MBS detracted from performance, as the asset class posted negative total returns.

14	PIMCO CREDIT BOND FUNDS

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	Class A - PFANX
I-2 - PFPNX	Class C - PFCJX
I-3 - PFNNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	51.0%

Preferred Securities	37.0%

Short-Term Instruments‡	12.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	(12.22)%	1.37%	3.46%
PIMCO Preferred and Capital Securities Fund I-2	(12.25)%	1.27%	3.37%
PIMCO Preferred and Capital Securities Fund I-3	(12.27)%	1.22%	3.31%
PIMCO Preferred and Capital Securities Fund Class A	(12.40)%	1.04%	3.11%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	(15.71)%	0.27%	2.62%
PIMCO Preferred and Capital Securities Fund Class C	(13.13)%	0.28%	2.34%
PIMCO Preferred and Capital Securities Fund Class C (adjusted)	(13.94)%	0.28%	2.34%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index	(8.55)%	1.99%	3.46%
Lipper Flexible Income Funds Average	(7.51)%	1.57%	2.48%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.88% for Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to performance, as rates rose.

»	Underweight exposure to Italian Additional Tier 1 securities contributed to performance, as spreads widened amid volatility in the global banking sector.

»

Security selection within the non-financial retail preferred securities sector, particularly underweight exposure to a telecommunications issuer, contributed to performance, as mergers and acquisitions activity and continued loss of high margin voice and legacy revenues pressured performance.

»	Positioning within the high yield financials sector, particularly overweight exposure to certain bank securities, detracted from performance.

»	Overweight exposure to U.S. preferred securities detracted from performance, as the sector was pressured by volatility stemming from the collapse of two U.S. regional banks.

»

Overweight exposure to certain bank securities, including Credit Suisse additional tier-1 (“AT1”) securities, detracted from performance, as the sector was pressured by volatility in the global banking sector.

ANNUAL REPORT	|	MARCH 31, 2023	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$1,057.50	$4.72	$1,000.00	$1,020.34	$4.63	0.92%
I-2	1,000.00	1,057.40	5.23	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	1,055.40	6.76	1,000.00	1,018.35	6.64	1.32
Class C	1,000.00	1,051.90	10.59	1,000.00	1,014.61	10.40	2.07

PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,074.80	$3.98	$1,000.00	$1,021.09	$3.88	0.77%
I-2	1,000.00	1,074.30	4.50	1,000.00	1,020.59	4.38	0.87
I-3	1,000.00	1,074.00	4.71	1,000.00	1,020.39	4.58	0.91
Administrative Class	1,000.00	1,073.50	5.27	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	1,072.70	6.05	1,000.00	1,019.10	5.89	1.17
Class C	1,000.00	1,068.70	9.90	1,000.00	1,015.36	9.65	1.92

PIMCO ESG Income Fund
Institutional Class	$1,000.00	$1,045.50	$2.91	$1,000.00	$1,022.09	$2.87	0.57%
I-2	1,000.00	1,045.10	3.42	1,000.00	1,021.59	3.38	0.67
I-3	1,000.00	1,044.80	3.77	1,000.00	1,021.24	3.73	0.74
Class A	1,000.00	1,043.50	4.94	1,000.00	1,020.09	4.89	0.97
Class C	1,000.00	1,039.50	8.75	1,000.00	1,016.36	8.65	1.72

16	PIMCO CREDIT BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,091.30	$3.28	$1,000.00	$1,021.79	$3.18	0.63%
I-2	1,000.00	1,090.80	3.81	1,000.00	1,021.29	3.68	0.73
I-3	1,000.00	1,090.50	3.96	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,089.40	5.11	1,000.00	1,020.04	4.94	0.98
Class C	1,000.00	1,085.40	8.99	1,000.00	1,016.31	8.70	1.73

PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$1,106.90	$6.62	$1,000.00	$1,018.65	$6.34	1.26%
I-2	1,000.00	1,106.40	7.14	1,000.00	1,018.15	6.84	1.36

PIMCO Low Duration Credit Fund
Institutional Class	$1,000.00	$1,063.20	$3.81	$1,000.00	$1,021.24	$3.73	0.74%
I-2	1,000.00	1,062.70	4.37	1,000.00	1,020.69	4.28	0.85
Class A	1,000.00	1,061.60	5.40	1,000.00	1,019.70	5.29	1.05%
Class C	1,000.00	1,057.70	9.23	1,000.00	1,015.96	9.05	1.80

PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$1,047.70	$3.32	$1,000.00	$1,021.69	$3.28	0.65%
I-2	1,000.00	1,047.20	3.83	1,000.00	1,021.19	3.78	0.75
I-3	1,000.00	1,047.00	4.08	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	1,045.60	5.36	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	1,044.10	6.88	1,000.00	1,018.20	6.79	1.35
Class C-2	1,000.00	1,043.10	7.90	1,000.00	1,017.20	7.80	1.55

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$1,003.70	$5.79	$1,000.00	$1,019.15	$5.84	1.16%
I-2	1,000.00	1,004.30	6.30	1,000.00	1,018.65	6.34	1.26
I-3	1,000.00	1,003.30	6.59	1,000.00	1,018.35	6.64	1.32
Class A	1,000.00	1,003.00	7.59	1,000.00	1,017.35	7.64	1.52
Class C	1,000.00	998.20	11.26	1,000.00	1,013.66	11.35	2.26

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2023	17

Benchmark Descriptions

Index*	Benchmark Description

1/3 each — Bloomberg Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	The benchmark is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The ICE BofAML 1-5 Year US High Yield Constrained Index is designed to track the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with at least one year and less than five years remaining term to final maturity, at least 18 months to final maturity at issuance, a fixed coupon schedule and a minimum amount outstanding of $250 million. The J.P. Morgan Leveraged Loan Index is designed to mirror the investable universe of USD institutional leveraged loans and is comprised of issuers domiciled across global markets (the international component is comprised of developed market-domiciled issuers only).

70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index	The benchmark is a blend of 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index. The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Global Credit Hedged USD Index	Bloomberg Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg U.S. Aggregate 1-3 Years Index	Bloomberg U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg U.S. Long Credit Index	Bloomberg U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

18	PIMCO CREDIT BOND FUNDS

Index*	Benchmark Description

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class

03/31/2023	$9.51	$0.37	$(0.23)	$0.14	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2022	9.99	0.30	(0.43)	(0.13)	(0.35)	0.00	0.00	(0.35)

03/31/2021	9.07	0.30	0.97	1.27	(0.35)	0.00	0.00	(0.35)

03/31/2020	9.90	0.41	(0.85)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.08	0.46	(0.19)	0.27	(0.45)	0.00	0.00	(0.45)
I-2

03/31/2023	9.47	0.36	(0.24)	0.12	(0.36)	0.00	0.00	(0.36)

03/31/2022	9.94	0.29	(0.42)	(0.13)	(0.34)	0.00	0.00	(0.34)

03/31/2021	9.03	0.29	0.96	1.25	(0.34)	0.00	0.00	(0.34)

03/31/2020	9.86	0.40	(0.84)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.05	0.45	(0.20)	0.25	(0.44)	0.00	0.00	(0.44)
Class A

03/31/2023	9.52	0.33	(0.23)	0.10	(0.33)	0.00	0.00	(0.33)

03/31/2022	10.00	0.26	(0.43)	(0.17)	(0.31)	0.00	0.00	(0.31)

03/31/2021	9.08	0.26	0.97	1.23	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.91	0.37	(0.84)	(0.47)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.10	0.42	(0.20)	0.22	(0.41)	0.00	0.00	(0.41)
Class C

03/31/2023	9.37	0.25	(0.23)	0.02	(0.25)	0.00	0.00	(0.25)

03/31/2022	9.85	0.19	(0.43)	(0.24)	(0.24)	0.00	0.00	(0.24)

03/31/2021	8.95	0.18	0.95	1.13	(0.23)	0.00	0.00	(0.23)

03/31/2020	9.78	0.30	(0.84)	(0.54)	(0.29)	0.00	0.00	(0.29)

03/31/2019	9.96	0.34	(0.19)	0.15	(0.33)	0.00	0.00	(0.33)

PIMCO Diversified Income Fund
Institutional Class

03/31/2023	$10.18	$0.37	$(0.86)	$(0.49)	$(0.47)	$0.00	$0.00	$(0.47)

03/31/2022	11.04	0.35	(0.81)	(0.46)	(0.40)	0.00	0.00	(0.40)

03/31/2021	10.21	0.34	0.89	1.23	(0.40)	0.00	0.00	(0.40)

03/31/2020	10.86	0.35	(0.48)	(0.13)	(0.50)	(0.02)	0.00	(0.52)

03/31/2019	10.77	0.37	0.20	0.57	(0.48)	0.00	0.00	(0.48)
I-2

03/31/2023	10.18	0.36	(0.86)	(0.50)	(0.46)	0.00	0.00	(0.46)

03/31/2022	11.04	0.34	(0.81)	(0.47)	(0.39)	0.00	0.00	(0.39)

03/31/2021	10.21	0.33	0.89	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.48)	(0.14)	(0.49)	(0.02)	0.00	(0.51)

03/31/2019	10.77	0.35	0.20	0.55	(0.46)	0.00	0.00	(0.46)
I-3

03/31/2023	10.18	0.35	(0.86)	(0.51)	(0.45)	0.00	0.00	(0.45)

03/31/2022	11.04	0.34	(0.82)	(0.48)	(0.38)	0.00	0.00	(0.38)

03/31/2021	10.21	0.32	0.90	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.49)	(0.15)	(0.48)	(0.02)	0.00	(0.50)

04/27/2018 - 03/31/2019	10.72	0.35	0.22	0.57	(0.43)	0.00	0.00	(0.43)
Administrative Class

03/31/2023	10.18	0.34	(0.86)	(0.52)	(0.44)	0.00	0.00	(0.44)

03/31/2022	11.04	0.33	(0.82)	(0.49)	(0.37)	0.00	0.00	(0.37)

03/31/2021	10.21	0.31	0.90	1.21	(0.38)	0.00	0.00	(0.38)

03/31/2020	10.86	0.33	(0.49)	(0.16)	(0.47)	(0.02)	0.00	(0.49)

03/31/2019	10.77	0.36	0.18	0.54	(0.45)	0.00	0.00	(0.45)
Class A

03/31/2023	10.18	0.33	(0.86)	(0.53)	(0.43)	0.00	0.00	(0.43)

03/31/2022	11.04	0.31	(0.81)	(0.50)	(0.36)	0.00	0.00	(0.36)

03/31/2021	10.21	0.29	0.90	1.19	(0.36)	0.00	0.00	(0.36)

03/31/2020	10.86	0.31	(0.49)	(0.18)	(0.45)	(0.02)	0.00	(0.47)

03/31/2019	10.77	0.32	0.20	0.52	(0.43)	0.00	0.00	(0.43)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.29	1.62%	$170,305	0.91%	0.91%	0.90%	0.90%	3.96%	158%

9.51	(1.40)	235,277	0.90	0.90	0.90	0.90	3.07	84

9.99	14.06	268,038	0.90	0.90	0.90	0.90	3.10	99

9.07	(4.69)	232,487	0.92	0.92	0.90	0.90	4.13	138

9.90	2.77	289,576	0.93	0.93	0.90	0.90	4.60	110

9.23	1.33	105,067	1.01	1.01	1.00	1.00	3.93	158

9.47	(1.39)	123,293	1.00	1.00	1.00	1.00	2.97	84

9.94	13.92	115,116	1.00	1.00	1.00	1.00	3.01	99

9.03	(4.78)	55,030	1.02	1.02	1.00	1.00	4.03	138

9.86	2.58	47,743	1.03	1.03	1.00	1.00	4.51	110

9.29	1.13	20,412	1.31	1.31	1.30	1.30	3.58	158

9.52	(1.74)	23,819	1.30	1.30	1.30	1.30	2.65	84

10.00	13.61	19,542	1.30	1.30	1.30	1.30	2.68	99

9.08	(5.01)	19,607	1.32	1.32	1.30	1.30	3.73	138

9.91	2.24	23,099	1.33	1.33	1.30	1.30	4.20	110

9.14	0.30	2,244	2.06	2.06	2.05	2.05	2.75	158

9.37	(2.46)	3,656	2.05	2.05	2.05	2.05	1.91	84

9.85	12.73	3,866	2.05	2.05	2.05	2.05	1.91	99

8.95	(5.75)	5,206	2.07	2.07	2.05	2.05	3.00	138

9.78	1.63	5,834	2.08	2.08	2.05	2.05	3.45	110

$9.22	(4.75)%	$3,117,435	0.76%	0.76%	0.75%	0.75%	3.93%	136%

10.18	(4.37)	4,022,524	0.75	0.75	0.75	0.75	3.22	94

11.04	12.15	4,132,019	0.77	0.77	0.75	0.75	3.04	110

10.21	(1.45)	2,852,619	0.79	0.79	0.75	0.75	3.19	127

10.86	5.45	2,627,609	0.79	0.79	0.75	0.75	3.45	105

9.22	(4.85)	132,737	0.86	0.86	0.85	0.85	3.79	136

10.18	(4.47)	291,479	0.85	0.85	0.85	0.85	3.07	94

11.04	12.04	670,322	0.87	0.87	0.85	0.85	2.94	110

10.21	(1.55)	335,490	0.89	0.89	0.85	0.85	3.07	127

10.86	5.34	169,410	0.89	0.89	0.85	0.85	3.35	105

9.22	(4.90)	29,287	0.91	0.96	0.90	0.95	3.78	136

10.18	(4.51)	36,071	0.90	0.95	0.90	0.95	3.09	94

11.04	11.98	27,498	0.92	0.97	0.90	0.95	2.88	110

10.21	(1.60)	13,637	0.94	0.99	0.90	0.95	3.03	127

10.86	5.47	3,619	0.94 *	0.99 *	0.90 *	0.95 *	3.55 *	105

9.22	(5.00)	9,667	1.01	1.01	1.00	1.00	3.60	136

10.18	(4.61)	21,577	1.00	1.00	1.00	1.00	2.99	94

11.04	11.87	10,752	1.02	1.02	1.00	1.00	2.83	110

10.21	(1.70)	159,259	1.04	1.04	1.00	1.00	2.94	127

10.86	5.19	155,936	1.04	1.04	1.00	1.00	3.36	105

9.22	(5.14)	202,770	1.16	1.16	1.15	1.15	3.52	136

10.18	(4.75)	290,939	1.15	1.15	1.15	1.15	2.81	94

11.04	11.71	361,780	1.17	1.17	1.15	1.15	2.64	110

10.21	(1.84)	297,090	1.19	1.19	1.15	1.15	2.78	127

10.86	5.03	251,911	1.19	1.19	1.15	1.15	3.04	105

ANNUAL REPORT	|	MARCH 31, 2023	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Diversified Income Fund (Cont.)
Class C

03/31/2023	$10.18	$0.26	$(0.86)	$(0.60)	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2022	11.04	0.23	(0.82)	(0.59)	(0.27)	0.00	0.00	(0.27)

03/31/2021	10.21	0.21	0.90	1.11	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.86	0.23	(0.49)	(0.26)	(0.37)	(0.02)	0.00	(0.39)

03/31/2019	10.77	0.24	0.20	0.44	(0.35)	0.00	0.00	(0.35)

PIMCO ESG Income Fund
Institutional Class

03/31/2023	$10.07	$0.35	$(0.61)	$(0.26)	$(0.51)	$(0.03)	$0.00	$(0.54)

03/31/2022	10.35	0.24	(0.25)	(0.01)	(0.27)	0.00	0.00	(0.27)

09/30/2020 - 03/31/2021	10.00	0.10	0.34	0.44	(0.09)	0.00	0.00	(0.09)
I-2

03/31/2023	10.07	0.34	(0.61)	(0.27)	(0.50)	(0.03)	0.00	(0.53)

03/31/2022	10.35	0.22	(0.24)	(0.02)	(0.26)	0.00	0.00	(0.26)

09/30/2020 - 03/31/2021	10.00	0.09	0.35	0.44	(0.09)	0.00	0.00	(0.09)
I-3

03/31/2023	10.07	0.30	(0.57)	(0.27)	(0.50)	(0.03)	0.00	(0.53)

03/31/2022	10.35	0.19	(0.21)	(0.02)	(0.26)	0.00	0.00	(0.26)

09/30/2020 - 03/31/2021	10.00	0.09	0.34	0.43	(0.08)	0.00	0.00	(0.08)
Class A

03/31/2023	10.07	0.31	(0.61)	(0.30)	(0.47)	(0.03)	0.00	(0.50)

03/31/2022	10.35	0.19	(0.24)	(0.05)	(0.23)	0.00	0.00	(0.23)

09/30/2020 - 03/31/2021	10.00	0.07	0.35	0.42	(0.07)	0.00	0.00	(0.07)
Class C

03/31/2023	10.07	0.23	(0.60)	(0.37)	(0.40)	(0.03)	0.00	(0.43)

03/31/2022	10.35	0.13	(0.26)	(0.13)	(0.15)	0.00	0.00	(0.15)

09/30/2020 - 03/31/2021	10.00	0.03	0.35	0.38	(0.03)	0.00	0.00	(0.03)

PIMCO High Yield Spectrum Fund
Institutional Class

03/31/2023	$9.49	$0.43	$(0.67)	$(0.24)	$(0.66)	$0.00	$0.00	$(0.66)

03/31/2022	10.03	0.41	(0.46)	(0.05)	(0.49)	0.00	0.00	(0.49)

03/31/2021	8.58	0.45	1.47	1.92	(0.47)	0.00	0.00	(0.47)

03/31/2020	9.71	0.54	(1.12)	(0.58)	(0.55)	0.00	0.00	(0.55)

03/31/2019	9.78	0.57	(0.07)	0.50	(0.57)	0.00	0.00	(0.57)
I-2

03/31/2023	9.49	0.43	(0.68)	(0.25)	(0.65)	0.00	0.00	(0.65)

03/31/2022	10.03	0.40	(0.46)	(0.06)	(0.48)	0.00	0.00	(0.48)

03/31/2021	8.58	0.44	1.47	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.11)	(0.59)	(0.54)	0.00	0.00	(0.54)

03/31/2019	9.78	0.56	(0.06)	0.50	(0.57)	0.00	0.00	(0.57)
I-3

03/31/2023	9.49	0.41	(0.66)	(0.25)	(0.65)	0.00	0.00	(0.65)

03/31/2022	10.03	0.39	(0.45)	(0.06)	(0.48)	0.00	0.00	(0.48)

03/31/2021	8.58	0.43	1.48	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.12)	(0.60)	(0.53)	0.00	0.00	(0.53)

04/27/2018 - 03/31/2019	9.81	0.52	(0.10)	0.42	(0.52)	0.00	0.00	(0.52)
Class A

03/31/2023	9.49	0.40	(0.67)	(0.27)	(0.63)	0.00	0.00	(0.63)

03/31/2022	10.03	0.38	(0.46)	(0.08)	(0.46)	0.00	0.00	(0.46)

03/31/2021	8.58	0.42	1.47	1.89	(0.44)	0.00	0.00	(0.44)

03/31/2020	9.71	0.50	(1.12)	(0.62)	(0.51)	0.00	0.00	(0.51)

03/31/2019	9.78	0.54	(0.07)	0.47	(0.54)	0.00	0.00	(0.54)
Class C

03/31/2023	9.49	0.34	(0.67)	(0.33)	(0.57)	0.00	0.00	(0.57)

03/31/2022	10.03	0.30	(0.46)	(0.16)	(0.38)	0.00	0.00	(0.38)

03/31/2021	8.58	0.36	1.46	1.82	(0.37)	0.00	0.00	(0.37)

03/31/2020	9.71	0.42	(1.11)	(0.69)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.78	0.47	(0.07)	0.40	(0.47)	0.00	0.00	(0.47)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.22	(5.85)%	$30,275	1.91%		1.91%		1.90%		1.90%		2.76%		136%

10.18	(5.46)	49,134	1.90		1.90		1.90		1.90		2.05		94

11.04	10.87	67,889	1.92		1.92		1.90		1.90		1.89		110

10.21	(2.58)	77,114	1.94		1.94		1.90		1.90		2.04		127

10.86	4.25	73,261	1.94		1.94		1.90		1.90		2.29		105

$9.27	(2.50)%	$204,462	0.55%		0.55%		0.51%		0.51%		3.70%		320%

10.07	(0.09)	155,174	0.52		0.52		0.51		0.51		2.28		50

10.35	4.43	37,125	0.52	*	1.14	*	0.50	*	1.12	*	1.87	*	135

9.27	(2.59)	16,996	0.65		0.65		0.61		0.61		3.54		320

10.07	(0.19)	17,691	0.62		0.62		0.61		0.61		2.14		50

10.35	4.38	1,421	0.62	*	1.24	*	0.60	*	1.22	*	1.81	*	135

9.27	(2.64)	4,255	0.70		0.75		0.66		0.71		3.11		320

10.07	(0.24)	23,132	0.67		0.72		0.66		0.71		1.91		50

10.35	4.35	45	0.72	*	1.34	*	0.70	*	1.32	*	1.69	*	135

9.27	(2.88)	2,319	0.95		0.95		0.91		0.91		3.24		320

10.07	(0.49)	1,809	0.92		0.92		0.91		0.91		1.87		50

10.35	4.23	23	0.92	*	1.54	*	0.90	*	1.52	*	1.46	*	135

9.27	(3.62)	96	1.70		1.70		1.66		1.66		2.44		320

10.07	(1.24)	108	1.67		1.67		1.66		1.66		1.21		50

10.35	3.85	90	1.67	*	2.29	*	1.65	*	2.27	*	0.67	*	135

$8.59	(2.24)%	$96,560	0.62%		0.62%		0.60%		0.60%		4.94%		51%

9.49	(0.59)	135,530	0.61		0.61		0.60		0.60		4.10		43

10.03	22.77	170,488	0.62		0.62		0.60		0.60		4.67		39

8.58	(6.52)	101,092	0.62		0.62		0.60		0.60		5.47		27

9.71	5.36	603,647	0.63		0.63		0.60		0.60		5.93		26

8.59	(2.33)	122,281	0.72		0.72		0.70		0.70		4.87		51

9.49	(0.69)	151,560	0.71		0.71		0.70		0.70		4.04		43

10.03	22.65	238,069	0.72		0.72		0.70		0.70		4.60		39

8.58	(6.61)	134,676	0.72		0.72		0.70		0.70		5.34		27

9.71	5.26	193,934	0.73		0.73		0.70		0.70		5.85		26

8.59	(2.38)	11,785	0.77		0.82		0.75		0.80		4.71		51

9.49	(0.74)	2,249	0.76		0.81		0.75		0.80		3.94		43

10.03	22.59	3,621	0.77		0.82		0.75		0.80		4.41		39

8.58	(6.66)	445	0.77		0.82		0.75		0.80		5.28		27

9.71	4.45	2,142	0.78	*	0.83	*	0.75	*	0.80	*	5.91	*	26

8.59	(2.58)	40,642	0.97		0.97		0.95		0.95		4.63		51

9.49	(0.93)	48,680	0.96		0.96		0.95		0.95		3.80		43

10.03	22.35	54,395	0.97		0.97		0.95		0.95		4.43		39

8.58	(6.85)	50,039	0.97		0.97		0.95		0.95		5.08		27

9.71	5.00	63,446	0.98		0.98		0.95		0.95		5.58		26

8.59	(3.31)	4,222	1.72		1.72		1.70		1.70		3.87		51

9.49	(1.67)	5,249	1.71		1.71		1.70		1.70		3.06		43

10.03	21.44	5,265	1.72		1.72		1.70		1.70		3.72		39

8.58	(7.54)	6,862	1.72		1.72		1.70		1.70		4.33		27

9.71	4.22	8,118	1.73		1.73		1.70		1.70		4.83		26

ANNUAL REPORT	|	MARCH 31, 2023	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Credit Bond Fund
Institutional Class

03/31/2023	$10.87	$0.39	$(1.64)	$(1.25)	$(0.45)	$(0.06)	$0.00	$(0.51)

03/31/2022	12.28	0.48	(0.98)	(0.50)	(0.57)	(0.34)	0.00	(0.91)

03/31/2021	12.08	0.50	0.74	1.24	(0.58)	(0.46)	0.00	(1.04)

03/31/2020	11.69	0.48	0.54	1.02	(0.59)	(0.04)	0.00	(0.63)

03/31/2019	11.83	0.49	0.08	0.57	(0.49)	(0.15)	(0.07)	(0.71)
I-2

03/31/2023	10.87	0.38	(1.63)	(1.25)	(0.45)	(0.06)	0.00	(0.51)

03/31/2022	12.28	0.47	(0.98)	(0.51)	(0.56)	(0.34)	0.00	(0.90)

03/31/2021	12.08	0.49	0.73	1.22	(0.56)	(0.46)	0.00	(1.02)

03/31/2020	11.69	0.47	0.54	1.01	(0.58)	(0.04)	0.00	(0.62)

03/31/2019	11.83	0.48	0.08	0.56	(0.48)	(0.15)	(0.07)	(0.70)

PIMCO Low Duration Credit Fund
Institutional Class

03/31/2023	$9.09	$0.44	$(0.29)	$0.15	$(0.50)	$0.00	$0.00	$(0.50)

03/31/2022	9.31	0.34	(0.18)	0.16	(0.34)	(0.04)	0.00	(0.38)

03/31/2021	8.63	0.31	0.70	1.01	(0.33)	0.00	0.00	(0.33)

03/31/2020	9.73	0.43	(1.06)	(0.63)	(0.47)	0.00	0.00	(0.47)

03/31/2019	9.90	0.41	(0.14)	0.27	(0.44)	0.00	0.00	(0.44)
I-2

03/31/2023	9.09	0.46	(0.32)	0.14	(0.49)	0.00	0.00	(0.49)

03/31/2022	9.31	0.33	(0.18)	0.15	(0.33)	(0.04)	0.00	(0.37)

03/31/2021	8.63	0.31	0.69	1.00	(0.32)	0.00	0.00	(0.32)

03/31/2020	9.73	0.42	(1.06)	(0.64)	(0.46)	0.00	0.00	(0.46)

03/31/2019	9.90	0.42	(0.16)	0.26	(0.43)	0.00	0.00	(0.43)
Class A

03/31/2023	9.09	0.46	(0.33)	0.13	(0.48)	0.00	0.00	(0.48)

03/31/2022	9.31	0.31	(0.18)	0.13	(0.31)	(0.04)	0.00	(0.35)

03/31/2021	8.63	0.29	0.70	0.99	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.73	0.40	(1.06)	(0.66)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.90	0.39	(0.15)	0.24	(0.41)	0.00	0.00	(0.41)
Class C

03/31/2023	9.09	0.40	(0.34)	0.06	(0.41)	0.00	0.00	(0.41)

03/31/2022	9.31	0.24	(0.18)	0.06	(0.24)	(0.04)	0.00	(0.28)

03/31/2021	8.63	0.21	0.71	0.92	(0.24)	0.00	0.00	(0.24)

03/31/2020	9.73	0.33	(1.06)	(0.73)	(0.37)	0.00	0.00	(0.37)

03/31/2019	9.90	0.32	(0.16)	0.16	(0.33)	0.00	0.00	(0.33)

PIMCO Low Duration Income Fund
Institutional Class

03/31/2023	$8.29	$0.29	$(0.27)	$0.02	$(0.53)	$0.00	$0.00	$(0.53)

03/31/2022	8.67	0.23	(0.35)	(0.12)	(0.26)	0.00	0.00	(0.26)

03/31/2021	7.95	0.25	0.75	1.00	(0.23)	0.00	(0.05)	(0.28)

03/31/2020	8.58	0.32	(0.55)	(0.23)	(0.40)	0.00	0.00	(0.40)

03/31/2019	8.56	0.30	0.01	0.31	(0.29)	0.00	0.00	(0.29)
I-2

03/31/2023	8.29	0.28	(0.27)	0.01	(0.52)	0.00	0.00	(0.52)

03/31/2022	8.67	0.22	(0.34)	(0.12)	(0.26)	0.00	0.00	(0.26)

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.55)	(0.24)	(0.39)	0.00	0.00	(0.39)

03/31/2019	8.56	0.30	0.00	0.30	(0.28)	0.00	0.00	(0.28)
I-3

03/31/2023	8.29	0.27	(0.26)	0.01	(0.52)	0.00	0.00	(0.52)

03/31/2022	8.67	0.21	(0.34)	(0.13)	(0.25)	0.00	0.00	(0.25)

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.56)	(0.25)	(0.38)	0.00	0.00	(0.38)

04/27/2018 - 03/31/2019	8.54	0.29	0.01	0.30	(0.26)	0.00	0.00	(0.26)

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.11	(11.30)%	$2,916,169	0.99%	0.99%	0.55%	0.55%	4.27%	85%

10.87	(4.81)	3,512,411	0.57	0.57	0.55	0.55	3.86	59

12.28	9.84	3,483,341	0.59	0.59	0.55	0.55	3.79	103

12.08	8.59	3,313,697	0.84	0.84	0.55	0.55	3.84	180

11.69	5.20	3,576,056	0.79	0.79	0.55	0.55	4.33	133

9.11	(11.39)	104,751	1.09	1.09	0.65	0.65	4.16	85

10.87	(4.90)	110,710	0.67	0.67	0.65	0.65	3.76	59

12.28	9.73	133,698	0.69	0.69	0.65	0.65	3.69	103

12.08	8.49	197,002	0.94	0.94	0.65	0.65	3.71	180

11.69	5.10	71,189	0.89	0.89	0.65	0.65	4.23	133

$8.74	1.84%	$97,086	0.73%	0.73%	0.70%	0.70%	5.04%	32%

9.09	1.74	348,698	0.73	0.73	0.70	0.70	3.63	134

9.31	11.85	210,739	0.73	0.73	0.70	0.70	3.42	184

8.63	(6.94)	151,077	0.75	0.75	0.70	0.70	4.42	49

9.73	2.74	171,645	0.75	0.75	0.70	0.70	4.15	42

8.74	1.74	8,418	0.83	0.83	0.80	0.80	5.21	32

9.09	1.64	12,997	0.83	0.83	0.80	0.80	3.52	134

9.31	11.74	22,046	0.83	0.83	0.80	0.80	3.34	184

8.63	(7.03)	25,932	0.85	0.85	0.80	0.80	4.30	49

9.73	2.64	38,809	0.85	0.85	0.80	0.80	4.25	42

8.74	1.53	51,962	1.03	1.03	1.00	1.00	5.21	32

9.09	1.43	64,194	1.03	1.03	1.00	1.00	3.32	134

9.31	11.52	54,219	1.03	1.03	1.00	1.00	3.16	184

8.63	(7.22)	52,228	1.05	1.05	1.00	1.00	4.13	49

9.73	2.44	89,364	1.05	1.05	1.00	1.00	4.02	42

8.74	0.77	6,278	1.78	1.78	1.75	1.75	4.51	32

9.09	0.68	6,818	1.78	1.78	1.75	1.75	2.57	134

9.31	10.68	9,975	1.78	1.78	1.75	1.75	2.34	184

8.63	(7.91)	22,627	1.80	1.80	1.75	1.75	3.39	49

9.73	1.68	46,421	1.80	1.80	1.75	1.75	3.27	42

$7.78	0.31%	$2,805,010	0.59%	0.59%	0.50%	0.50%	3.61%	447%

8.29	(1.41)	3,636,332	0.50	0.50	0.50	0.50	2.63	581

8.67	12.72	2,204,463	0.54	0.54	0.51	0.51	2.96	410

7.95	(2.94)	1,644,585	0.55	0.55	0.51	0.51	3.77	432

8.58	3.70	1,682,347	0.58	0.59	0.50	0.51	3.55	207

7.78	0.21	4,565,042	0.69	0.69	0.60	0.60	3.52	447

8.29	(1.51)	5,060,851	0.60	0.60	0.60	0.60	2.55	581

8.67	12.61	3,109,079	0.64	0.64	0.61	0.61	2.85	410

7.95	(3.04)	2,246,989	0.65	0.65	0.61	0.61	3.64	432

8.58	3.60	1,854,130	0.68	0.69	0.60	0.61	3.49	207

7.78	0.17	97,886	0.74	0.79	0.65	0.70	3.43	447

8.29	(1.56)	133,106	0.65	0.70	0.65	0.70	2.49	581

8.67	12.57	87,455	0.69	0.74	0.66	0.71	2.82	410

7.95	(3.09)	20,116	0.70	0.75	0.66	0.71	3.63	432

8.58	3.56	39,161	0.73 *	0.79 *	0.65 *	0.71 *	3.69 *	207

ANNUAL REPORT	|	MARCH 31, 2023	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration Income Fund (Cont.)
Class A

03/31/2023	$8.29	$0.26	$(0.27)	$(0.01)	$(0.50)	$0.00	$0.00	$(0.50)

03/31/2022	8.67	0.19	(0.34)	(0.15)	(0.23)	0.00	0.00	(0.23)

03/31/2021	7.95	0.22	0.75	0.97	(0.20)	0.00	(0.05)	(0.25)

03/31/2020	8.58	0.28	(0.55)	(0.27)	(0.36)	0.00	0.00	(0.36)

03/31/2019	8.56	0.27	0.01	0.28	(0.26)	0.00	0.00	(0.26)
Class C

03/31/2023	8.29	0.23	(0.27)	(0.04)	(0.47)	0.00	0.00	(0.47)

03/31/2022	8.67	0.17	(0.35)	(0.18)	(0.20)	0.00	0.00	(0.20)

03/31/2021	7.95	0.19	0.75	0.94	(0.17)	0.00	(0.05)	(0.22)

03/31/2020	8.58	0.26	(0.55)	(0.29)	(0.34)	0.00	0.00	(0.34)

03/31/2019	8.56	0.24	0.01	0.25	(0.23)	0.00	0.00	(0.23)
Class C-2

03/31/2023	8.29	0.22	(0.27)	(0.05)	(0.46)	0.00	0.00	(0.46)

03/31/2022	8.67	0.15	(0.34)	(0.19)	(0.19)	0.00	0.00	(0.19)

10/21/2020 - 03/31/2021	8.47	0.08	0.20	0.28	(0.03)	0.00	(0.05)	(0.08)

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class

03/31/2023	$10.24	$0.43	$(1.63)	$(1.20)	$(0.69)	$(0.09)	$0.00	$(0.78)

03/31/2022	11.10	0.38	(0.62)	(0.24)	(0.41)	(0.21)	0.00	(0.62)

03/31/2021	9.23	0.40	1.88	2.28	(0.41)	0.00	0.00	(0.41)

03/31/2020	9.98	0.41	(0.63)	(0.22)	(0.50)	(0.03)	0.00	(0.53)

03/31/2019	10.31	0.46	(0.18)	0.28	(0.59)	(0.01)	(0.01)	(0.61)
I-2

03/31/2023	10.21	0.41	(1.61)	(1.20)	(0.68)	(0.09)	0.00	(0.77)

03/31/2022	11.08	0.36	(0.62)	(0.26)	(0.40)	(0.21)	0.00	(0.61)

03/31/2021	9.21	0.39	1.88	2.27	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.97	0.40	(0.64)	(0.24)	(0.49)	(0.03)	0.00	(0.52)

03/31/2019	10.30	0.45	(0.18)	0.27	(0.58)	(0.01)	(0.01)	(0.60)
I-3

03/31/2023	10.19	0.41	(1.61)	(1.20)	(0.68)	(0.09)	0.00	(0.77)

03/31/2022	11.06	0.35	(0.61)	(0.26)	(0.40)	(0.21)	0.00	(0.61)

03/31/2021	9.20	0.38	1.88	2.26	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.95	0.40	(0.63)	(0.23)	(0.49)	(0.03)	0.00	(0.52)

04/27/2018 - 03/31/2019	10.32	0.43	(0.19)	0.24	(0.59)	(0.01)	(0.01)	(0.61)
Class A

03/31/2023	10.18	0.39	(1.60)	(1.21)	(0.66)	(0.09)	0.00	(0.75)

03/31/2022	11.05	0.33	(0.61)	(0.28)	(0.38)	(0.21)	0.00	(0.59)

03/31/2021	9.19	0.36	1.88	2.24	(0.38)	0.00	0.00	(0.38)

03/31/2020	9.95	0.37	(0.63)	(0.26)	(0.47)	(0.03)	0.00	(0.50)

03/31/2019	10.29	0.43	(0.19)	0.24	(0.56)	(0.01)	(0.01)	(0.58)
Class C

03/31/2023	10.15	0.32	(1.61)	(1.29)	(0.59)	(0.09)	0.00	(0.68)

03/31/2022	11.03	0.25	(0.62)	(0.37)	(0.30)	(0.21)	0.00	(0.51)

03/31/2021	9.19	0.28	1.87	2.15	(0.31)	0.00	0.00	(0.31)

08/23/2019 - 03/31/2020	10.48	0.16	(1.08)	(0.92)	(0.34)	(0.03)	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.78	(0.09)%	$1,575,385	0.99%		0.99%		0.90%		0.90%		3.19%		447%

8.29	(1.80)	2,061,864	0.90		0.90		0.90		0.90		2.23		581

8.67	12.28	1,784,043	0.94		0.94		0.91		0.91		2.55		410

7.95	(3.33)	1,322,295	0.95		0.95		0.91		0.91		3.33		432

8.58	3.29	1,056,714	0.98		0.99		0.90		0.91		3.16		207

7.78	(0.39)	184,647	1.29		1.29		1.20		1.20		2.91		447

8.29	(2.10)	224,472	1.20		1.20		1.20		1.20		1.93		581

8.67	11.95	212,807	1.24		1.24		1.21		1.21		2.25		410

7.95	(3.62)	200,678	1.25		1.25		1.21		1.21		3.07		432

8.58	2.98	190,628	1.28		1.29		1.20		1.21		2.85		207

7.78	(0.59)	7,983	1.49		1.49		1.40		1.40		2.71		447

8.29	(2.29)	9,357	1.40		1.40		1.40		1.40		1.77		581

8.67	3.35	3,209	1.44	*	1.44	*	1.41	*	1.41	*	2.04	*	410

$8.26	(12.22)%	$691,702	1.02%		1.11%		0.79%		0.88%		4.55%		19%

10.24	(2.40)	1,500,453	0.79		0.88		0.79		0.88		3.38		22

11.10	24.86	1,216,087	0.81		0.91		0.79		0.89		3.74		59

9.23	(2.68)	788,615	0.79		0.87		0.78		0.86		3.92		67

9.98	2.83	259,798	0.82		0.91		0.81		0.90		4.58		57

8.24	(12.25)	171,685	1.12		1.21		0.89		0.98		4.43		19

10.21	(2.58)	397,056	0.89		0.98		0.89		0.98		3.28		22

11.08	24.81	318,242	0.91		1.01		0.89		0.99		3.65		59

9.21	(2.87)	230,245	0.89		0.97		0.88		0.96		3.85		67

9.97	2.76	130,385	0.92		1.01		0.91		1.00		4.51		57

8.22	(12.27)	35,392	1.17		1.31		0.94		1.08		4.44		19

10.19	(2.65)	42,097	0.94		1.08		0.94		1.08		3.20		22

11.06	24.68	42,310	0.96		1.11		0.94		1.09		3.60		59

9.20	(2.80)	28,048	0.94		1.07		0.93		1.06		3.80		67

9.95	2.49	11,782	0.97	*	1.11	*	0.96	*	1.10	*	4.79	*	57

8.22	(12.40)	148,669	1.37		1.46		1.14		1.23		4.19		19

10.18	(2.82)	306,012	1.14		1.23		1.14		1.23		3.01		22

11.05	24.46	302,567	1.16		1.26		1.14		1.24		3.40		59

9.19	(3.06)	264,206	1.14		1.22		1.13		1.21		3.57		67

9.95	2.50	119,215	1.17		1.26		1.16		1.25		4.29		57

8.18	(13.13)	15,784	2.12		2.21		1.89		1.98		3.47		19

10.15	(3.56)	22,897	1.89		1.98		1.89		1.98		2.27		22

11.03	23.53	20,136	1.91		2.01		1.89		1.99		2.65		59

9.19	(9.21)	12,500	1.89	*	1.97	*	1.88	*	1.96	*	2.64	*	67

ANNUAL REPORT	|	MARCH 31, 2023	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Assets:

Investments, at value
Investments in securities*	$365,578	$3,414,310	$299,178	$264,916	$3,560,982	$158,415	$12,589,091
Investments in Affiliates	172	347,304	0	129	23,625	1,957	435,729
Financial Derivative Instruments
Exchange-traded or centrally cleared	94	3,393	323	120	2,670	176	11,469
Over the counter	1,307	1,921	397	159	4,114	9	48,319
Cash	0	0	1,007	0	0	690	0
Deposits with counterparty	4,600	10,191	3,970	2,499	5,263	2,482	58,298
Foreign currency, at value	743	2,643	503	747	3,773	10	31,718
Receivable for investments sold	7,879	17,956	8	1,789	52,799	4,892	28,421
Receivable for investments in Affiliates sold	0	0	0	0	0	0	0
Receivable for investments sold on a delayed-delivery basis	0	0	187	0	0	0	17,590
Receivable for TBA investments sold	2,352	367,444	55,931	0	76,614	0	2,538,128
Receivable for Fund shares sold	336	1,884	264	14,384	3,520	107	23,657
Interest and/or dividends receivable	2,260	37,074	1,515	3,691	40,119	2,150	56,325
Dividends receivable from Affiliates	1	1,506	0	1	23	30	2,010
Reimbursement receivable from PIMCO	0	1	0	0	0	0	5
Prepaid expenses	0	0	0	4	0	9	0
Other assets	0	0	0	25	2	0	0
Total Assets	385,322	4,205,627	363,283	288,464	3,773,504	170,927	15,840,760

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$12,134	$236	$1,444	$552,471	$0	$10,797
Payable for sale-buyback transactions	0	0	0	0	6,734	0	0
Payable for short sales	2,960	89,214	1,716	0	0	0	582,451
Financial Derivative Instruments
Exchange-traded or centrally cleared	339	941	535	0	1,146	0	32,598
Over the counter	2,153	7,830	1,342	1,310	5,016	94	115,230
Payable for investments purchased	73,252	94,649	0	8,935	5,452	4,266	278,399
Payable for investments in Affiliates purchased	1	1,506	0	1	23	30	2,010
Payable for investments purchased on a delayed-delivery basis	0	0	160	0	0	0	18,118
Payable for TBA investments purchased	7,822	467,647	127,981	0	174,337	0	5,470,535
Payable for unfunded loan commitments	0	0	0	0	0	41	0
Deposits from counterparty	0	2,554	1,291	0	4,340	680	55,535
Payable for Fund shares redeemed	442	3,417	1,782	1,013	1,483	1,928	30,197
Distributions payable	0	681	5	96	95	3	3,470
Overdraft due to custodian	63	339	0	0	0	0	89
Accrued investment advisory fees	162	1,447	51	72	805	64	2,549
Accrued supervisory and administrative fees	93	1,014	54	87	680	52	2,373
Accrued distribution fees	2	23	0	3	0	4	54
Accrued servicing fees	5	53	1	10	0	13	402
Other liabilities	0	7	1	3	2	8	0
Total Liabilities	87,294	683,456	135,155	12,974	752,584	7,183	6,604,807

Net Assets	$298,028	$3,522,171	$228,128	$275,490	$3,020,920	$163,744	$9,235,953

Net Assets Consist of:

Paid in capital	$372,640	$4,350,048	$249,217	$375,980	$3,860,757	$257,064	$10,604,990
Distributable earnings (accumulated loss)	(74,612)	(827,877)	(21,089)	(100,490)	(839,837)	(93,320)	(1,369,037)

Net Assets	$298,028	$3,522,171	$228,128	$275,490	$3,020,920	$163,744	$9,235,953

Cost of investments in securities	$384,751	$3,998,654	$317,379	$301,668	$4,204,469	$167,816	$13,385,087
Cost of investments in Affiliates	$172	$348,250	$0	$129	$23,621	$1,956	$435,773
Cost of foreign currency held	$769	$2,699	$503	$761	$4,606	$11	$33,527
Proceeds received on short sales	$3,110	$88,666	$1,687	$0	$0	$0	$578,484
Cost or premiums of financial derivative instruments, net	$259	$(1,217)	$(2,375)	$229	$21,147	$71	$(1,075)

* Includes repurchase agreements of:	$156,915	$192,458	$22,300	$898	$11,338	$393	$545,695

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Net Assets:

Institutional Class	$170,305	$3,117,435	$204,462	$96,560	$2,916,169	$97,086	$2,805,010
I-2	105,067	132,737	16,996	122,281	104,751	8,418	4,565,042
I-3	N/A	29,287	4,255	11,785	N/A	N/A	97,886
Administrative Class	N/A	9,667	N/A	N/A	N/A	N/A	N/A
Class A	20,412	202,770	2,319	40,642	N/A	51,962	1,575,385
Class C	2,244	30,275	96	4,222	N/A	6,278	184,647
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	7,983

Shares Issued and Outstanding:

Institutional Class	18,341	338,114	22,061	11,240	320,161	11,109	360,465
I-2	11,379	14,397	1,834	14,234	11,501	963	586,654
I-3	N/A	3,176	459	1,372	N/A	N/A	12,579
Administrative Class	N/A	1,048	N/A	N/A	N/A	N/A	N/A
Class A	2,198	21,992	250	4,731	N/A	5,946	202,454
Class C	245	3,284	11	491	N/A	718	23,729
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	1,026

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.29	$9.22	$9.27	$8.59	$9.11	$8.74	$7.78
I-2	9.23	9.22	9.27	8.59	9.11	8.74	7.78
I-3	N/A	9.22	9.27	8.59	N/A	N/A	7.78
Administrative Class	N/A	9.22	N/A	N/A	N/A	N/A	N/A
Class A	9.29	9.22	9.27	8.59	N/A	8.74	7.78
Class C	9.14	9.22	9.27	8.59	N/A	8.74	7.78
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	7.78

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2023	29

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:

Investments, at value
Investments in securities*	$1,066,340
Investments in Affiliates	115,587
Financial Derivative Instruments
Exchange-traded or centrally cleared	881
Over the counter	1,258
Cash	2,501
Deposits with counterparty	12,247
Foreign currency, at value	872
Receivable for investments sold	25,890
Receivable for Fund shares sold	6,712
Interest and/or dividends receivable	13,846
Dividends receivable from Affiliates	519
Reimbursement receivable from PIMCO	89
Total Assets	1,246,742

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$121,813
Financial Derivative Instruments
Exchange-traded or centrally cleared	558
Over the counter	6,646
Payable for investments purchased	48,149
Payable for investments in Affiliates purchased	519
Deposits from counterparty	320
Payable for Fund shares redeemed	4,506
Accrued investment advisory fees	519
Accrued supervisory and administrative fees	429
Accrued distribution fees	11
Accrued servicing fees	40
Total Liabilities	183,510

Net Assets	$1,063,232

Net Assets Consist of:

Paid in capital	$1,500,772
Distributable earnings (accumulated loss)	(437,540)

Net Assets	$1,063,232

Cost of investments in securities	$1,276,763
Cost of investments in Affiliates	$115,552
Cost of foreign currency held	$867
Cost or premiums of financial derivative instruments, net	$(4,655)

* Includes repurchase agreements of:	$19,153

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

PIMCO Preferred and Capital Securities Fund

Net Assets:

Institutional Class	$691,702
I-2	171,685
I-3	35,392
Class A	148,669
Class C	15,784

Shares Issued and Outstanding:

Institutional Class	83,701
I-2	20,835
I-3	4,304
Class A	18,092
Class C	1,928

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.26
I-2	8.24
I-3	8.22
Class A	8.22
Class C	8.18

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2023	31

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Investment Income:

Interest, net of foreign taxes*	$16,043	$169,625	$8,777	$15,966	$170,917	$16,827	$417,194
Dividends, net of foreign taxes**	6	2,237	0	0	2,311	1	2,476
Dividends from Investments in Affiliates	142	11,352	0	12	611	423	2,777
Total Income	16,191	183,214	8,777	15,978	173,839	17,251	422,447

Expenses:

Investment advisory fees	1,986	17,573	523	860	9,928	1,174	30,192
Supervisory and administrative fees	1,136	12,368	580	1,036	8,375	923	28,166
Distribution and/or servicing fees - Administrative Class	N/A	45	N/A	N/A	N/A	N/A	N/A
Distribution and/or servicing fees - Class A	51	584	7	109	N/A	144	4,481
Distribution and/or servicing fees - Class C	30	369	1	46	N/A	65	1,114
Distribution and/or servicing fees - Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	64
Trustee fees	2	24	1	2	20	2	59
Interest expense	33	541	80	57	14,507	90	8,849
Miscellaneous expense	2	13	10	6	10	0	7
Total Expenses	3,240	31,517	1,202	2,116	32,840	2,398	72,932
Waiver and/or Reimbursement by PIMCO	0	(15)	(9)	(1)	0	0	(56)
Net Expenses	3,240	31,502	1,193	2,115	32,840	2,398	72,876

Net Investment Income (Loss)	12,951	151,712	7,584	13,863	140,999	14,853	349,571

Net Realized Gain (Loss):

Investments in securities	(14,064)	(105,977)	(5,124)	(10,106)	(220,723)	(19,588)	(473,282)
Investments in Affiliates	(231)	(144)	0	(1)	157	23	(1)
Exchange-traded or centrally cleared financial derivative instruments	7,290	(90,924)	4,616	(799)	13,761	2,184	113,328
Over the counter financial derivative instruments	2,073	38,435	2,215	4,749	279	792	118,796
Short sales	0	0	0	0	0	42	0
Foreign currency	(1)	(1,578)	290	76	140	74	2,853

Net Realized Gain (Loss)	(4,933)	(160,188)	1,997	(6,081)	(206,386)	(16,473)	(238,306)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	(4,736)	(271,309)	(11,197)	(18,941)	(386,562)	(1,298)	(256,044)
Investments in Affiliates	230	(341)	0	0	4	1	(45)
Exchange-traded or centrally cleared financial derivative instruments	(919)	52,165	(1,285)	794	8,121	(28)	110,872
Over the counter financial derivative instruments	210	(11,892)	(1,330)	(2,313)	8,253	(235)	26,653
Short sales	154	0	0	0	0	0	0
Foreign currency assets and liabilities	(28)	(209)	24	(26)	(315)	21	(910)

Net Change in Unrealized Appreciation (Depreciation)	(5,089)	(231,586)	(13,788)	(20,486)	(370,499)	(1,539)	(119,474)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,929	$(240,062)	$(4,207)	$(12,704)	$(435,886)	$(3,159)	$(8,209)

* Foreign tax withholdings	$0	$6	$0	$0	$1	$0	$0

** Foreign tax withholdings - Dividends	$0	$24	$0	$0	$19	$0	$31

*** Foreign capital gains tax	$0	$0	$0	$0	$0	$0	$41

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:

Interest	$81,705
Dividends, net of foreign taxes*	3,654
Dividends from Investments in Affiliates	2,631
Total Income	87,990

Expenses:

Investment advisory fees	7,990
Supervisory and administrative fees	6,545
Distribution and/or servicing fees - Class A	569
Distribution and/or servicing fees - Class C	190
Trustee fees	10
Interest expense	3,576
Miscellaneous expense	4
Total Expenses	18,884
Waiver and/or Reimbursement by PIMCO	(1,458)
Net Expenses	17,426

Net Investment Income (Loss)	70,564

Net Realized Gain (Loss):

Investments in securities	(214,201)
Investments in Affiliates	47
Exchange-traded or centrally cleared financial derivative instruments	(4,883)
Over the counter financial derivative instruments	40,765
Foreign currency	(2,176)

Net Realized Gain (Loss)	(180,448)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(91,705)
Investments in Affiliates	41
Exchange-traded or centrally cleared financial derivative instruments	1,017
Over the counter financial derivative instruments	(14,111)
Foreign currency assets and liabilities	248

Net Change in Unrealized Appreciation (Depreciation)	(104,510)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(214,394)

* Foreign tax withholdings - Dividends	$10

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	33

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund		PIMCO Diversified Income Fund		PIMCO ESG Income Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$12,951	$12,553	$151,712	$168,273	$7,584	$2,031
Net realized gain (loss)	(4,933)	4,580	(160,188)	58,326	1,997	1,509
Net change in unrealized appreciation (depreciation)	(5,089)	(22,810)	(231,586)	(447,765)	(13,788)	(5,598)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,929	(5,677)	(240,062)	(221,166)	(4,207)	(2,058)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(7,537)	(9,060)	(168,303)	(158,992)	(10,476)	(2,210)
I-2	(4,185)	(4,434)	(8,736)	(17,179)	(1,210)	(152)
I-3	N/A	N/A	(1,480)	(1,081)	(759)	(66)
Administrative Class	N/A	N/A	(792)	(392)	N/A	N/A
Class A	(705)	(714)	(10,567)	(11,288)	(145)	(16)
Class C	(73)	(92)	(1,387)	(1,498)	(7)	(1)
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(12,500)	(14,300)	(191,265)	(190,430)	(12,597)	(2,445)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(78,446)	(540)	(758,226)	(146,940)	47,018	163,713

Total Increase (Decrease) in Net Assets	(88,017)	(20,517)	(1,189,553)	(558,536)	30,214	159,210

Net Assets:

Beginning of year	386,045	406,562	4,711,724	5,270,260	197,914	38,704
End of year	$298,028	$386,045	$3,522,171	$4,711,724	$228,128	$197,914

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Credit Fund		PIMCO Low Duration Income Fund

Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

$13,863	$20,292	$140,999	$145,967	$14,853	$12,890	$349,571	$244,771
(6,081)	7,959	(206,386)	66,181	(16,473)	5,147	(238,306)	96,053
(20,486)	(31,702)	(370,499)	(391,411)	(1,539)	(13,343)	(119,474)	(598,680)

(12,704)	(3,451)	(435,886)	(179,263)	(3,159)	4,694	(8,209)	(257,856)

(8,092)	(9,845)	(178,655)	(263,076)	(11,090)	(11,791)	(204,183)	(94,689)
(9,110)	(11,601)	(5,579)	(8,516)	(560)	(747)	(304,920)	(130,837)
(105)	(193)	N/A	N/A	N/A	N/A	(7,041)	(3,885)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(3,093)	(2,507)	N/A	N/A	(3,066)	(2,225)	(107,148)	(55,520)
(287)	(200)	N/A	N/A	(300)	(248)	(11,765)	(5,368)
N/A	N/A	N/A	N/A	N/A	N/A	(466)	(159)

(20,687)	(24,346)	(184,234)	(271,592)	(15,016)	(15,011)	(635,523)	(290,458)

(34,387)	(100,773)	17,919	456,937	(250,788)	146,045	(1,246,297)	4,273,240

(67,778)	(128,570)	(602,201)	6,082	(268,963)	135,728	(1,890,029)	3,724,926

343,268	471,838	3,623,121	3,617,039	432,707	296,979	11,125,982	7,401,056
$275,490	$343,268	$3,020,920	$3,623,121	$163,744	$432,707	$9,235,953	$11,125,982

ANNUAL REPORT	|	MARCH 31, 2023	35

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$70,564	$77,013
Net realized gain (loss)	(180,448)	72,892
Net change in unrealized appreciation (depreciation)	(104,510)	(230,599)

Net Increase (Decrease) in Net Assets Resulting from Operations	(214,394)	(80,694)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(79,179)	(91,481)
I-2	(19,945)	(22,677)
I-3	(2,763)	(2,396)
Class A	(16,685)	(17,969)
Class C	(1,358)	(1,132)

Total Distributions(a)	(119,930)	(135,655)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(870,959)	585,522

Total Increase (Decrease) in Net Assets	(1,205,283)	369,173

Net Assets:

Beginning of year	2,268,515	1,899,342
End of year	$1,063,232	$2,268,515

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Long-Term Credit Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(435,886)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,275,993)
Proceeds from sales of long-term securities	3,302,058
(Purchases) Proceeds from sales of short-term portfolio investments, net	(30,747)
(Increase) decrease in deposits with counterparty	4,358
(Increase) decrease in receivable for investments sold	(98,913)
(Increase) decrease in interest and/or dividends receivable	1,414
(Increase) decrease in dividends receivable from Affiliates	(21)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	20,472
Proceeds from (Payments on) over the counter financial derivative instruments	(2,747)
Increase (decrease) in payable for investments purchased	137,734
Increase (decrease) in deposits from counterparty	(45)
Increase (decrease) in accrued investment advisory fees	(94)
Increase (decrease) in accrued supervisory and administrative fees	(78)
Proceeds from (Payments on) foreign currency transactions	(175)
Increase (decrease) in other liabilities	1
Net Realized (Gain) Loss
Investments in securities	220,723
Investments in Affiliates	(157)
Exchange-traded or centrally cleared financial derivative instruments	(13,761)
Over the counter financial derivative instruments	(279)
Foreign currency	(140)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	386,562
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	(8,121)
Over the counter financial derivative instruments	(8,253)
Foreign currency assets and liabilities	315
Net amortization (accretion) on investments	3,459

Net Cash Provided by (Used for) Operating Activities	201,682

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,319,164
Payments on shares redeemed	(1,469,731)
Cash distributions paid*	(1,360)
Proceeds from reverse repurchase agreements	26,571,730
Payments on reverse repurchase agreements	(26,604,707)
Proceeds from sale-buyback transactions	687,676
Payments on sale-buyback transactions	(706,010)

Net Cash Received from (Used for) Financing Activities	(203,238)

Net Increase (Decrease) in Cash and Foreign Currency	(1,556)

Cash and Foreign Currency:

Beginning of year	5,329
End of year	$3,773

* Reinvestment of distributions	$182,895

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$13,333
Non Cash Payment in Kind	$726

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2023	37

Schedule of Investments	PIMCO Credit Opportunities Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Advantage Sales & Marketing, Inc.
9.288% - 9.659% (LIBOR03M + 4.500%) due 10/28/2027 ~		$1	$1

Avolon TLB Borrower 1 (U.S.) LLC
7.011% (LIBOR01M + 2.250%) due 12/01/2027 ~		588	589

Instant Brands Holdings, Inc.
9.953% (LIBOR03M + 5.000%) due 04/12/2028 ~		782	311

Intelsat Jackson Holdings SA
9.082% due 02/01/2029		18	18

IQVIA, Inc.
5.015% (EUR003M + 2.000%) due 03/07/2024 ~	EUR	1,000	1,082

Total Loan Participations and Assignments (Cost $2,498)			2,001

CORPORATE BONDS & NOTES 48.1%

BANKING & FINANCE 22.8%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$2,800	2,677

Alleghany Corp.
3.250% due 08/15/2051		575	420

Allstate Corp.
5.750% due 08/15/2053 •		300	292

American Assets Trust LP
3.375% due 02/01/2031		400	322

American Homes 4 Rent LP
3.375% due 07/15/2051		1,800	1,195

American Tower Corp.
2.700% due 04/15/2031		1,400	1,175
2.950% due 01/15/2051		3,775	2,422

Antares Holdings LP
3.750% due 07/15/2027		250	212

Aviation Capital Group LLC
3.500% due 11/01/2027		1,200	1,073

Bank of America Corp.
3.384% due 04/02/2026 •		400	384
5.015% due 07/22/2033 •		4,400	4,355

Barclays PLC
5.746% due 08/09/2033 •		1,300	1,275

BGC Partners, Inc.
4.375% due 12/15/2025		100	95

BNP Paribas SA
3.132% due 01/20/2033 •		1,600	1,338
7.750% due 08/16/2029 •(g)(h)		700	672

Credit Suisse AG
3.928% (EUR003M + 1.230%) due 05/31/2024 ~	EUR	1,300	1,379

Credit Suisse Group AG
6.442% due 08/11/2028 •		$900	895
6.537% due 08/12/2033 •		1,300	1,339

Crown Castle, Inc.
2.250% due 01/15/2031		4,100	3,400

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		1,300	1,249

Equinix, Inc.
3.000% due 07/15/2050		1,500	981

Flourish Century
6.600% due 02/04/2049 ^«(c)(i)		800	89

Global Atlantic Fin Co.
3.125% due 06/15/2031		900	710

GLP Capital LP
4.000% due 01/15/2030		3,400	3,019

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		50	47

Grainger PLC
3.000% due 07/03/2030	GBP	600	585

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Host Hotels & Resorts LP
2.900% due 12/15/2031		$1,100	$860
3.375% due 12/15/2029		200	169
3.500% due 09/15/2030		3,300	2,791

HSBC Holdings PLC
4.600% due 12/17/2030 •(g)(h)		900	674
5.402% due 08/11/2033 •		700	692

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •		600	398

JPMorgan Chase & Co.
4.912% due 07/25/2033 •		4,900	4,875

Kaisa Group Holdings Ltd.
9.750% due 09/28/2023 ^(c)		500	61

Mitsubishi UFJ Financial Group, Inc.
5.133% due 07/20/2033 •		1,600	1,585

Morgan Stanley
4.889% due 07/20/2033 •		4,900	4,819
6.342% due 10/18/2033 •		700	765

Nomura Holdings, Inc.
2.999% due 01/22/2032		1,000	804

SBA Communications Corp.
3.125% due 02/01/2029		1,000	871

Societe Generale SA
3.337% due 01/21/2033 •		1,200	967
6.691% due 01/10/2034 •		1,700	1,741

UBS Group AG
4.988% due 08/05/2033 •		1,400	1,336

VICI Properties LP
3.875% due 02/15/2029		4,250	3,783

Wells Fargo & Co.
3.526% due 03/24/2028 •		200	189
4.897% due 07/25/2033 •		6,400	6,251

Weyerhaeuser Co.
4.000% due 03/09/2052		3,025	2,454
7.375% due 03/15/2032		142	163

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)		700	24
8.250% due 11/25/2023 ^(c)		200	7
9.250% due 04/15/2023 ^(c)		600	21

			67,900

INDUSTRIALS 22.7%

Adevinta ASA
2.625% due 11/15/2025	EUR	400	414

American Airlines Pass-Through Trust
3.375% due 11/01/2028		$188	164
3.700% due 04/01/2028		115	106

Boeing Co.
3.950% due 08/01/2059		2,350	1,730
5.705% due 05/01/2040		800	810
5.805% due 05/01/2050		500	504
5.930% due 05/01/2060		500	500

Broadcom, Inc.
3.187% due 11/15/2036		15	11
3.469% due 04/15/2034		1,900	1,562
4.150% due 04/15/2032		2,000	1,823

Caesars Entertainment, Inc.
7.000% due 02/15/2030		800	815

Cellnex Finance Co. SA
1.500% due 06/08/2028	EUR	900	834

Centene Corp.
2.450% due 07/15/2028		$2,100	1,829

Charter Communications Operating LLC
3.950% due 06/30/2062		1,200	762

Cheniere Energy Partners LP
4.500% due 10/01/2029		1,800	1,674

Choice Hotels International, Inc.
3.700% due 01/15/2031		550	488

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		341	339

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		815	482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Resources, Inc.
5.750% due 01/15/2031		$1,750	$1,683

DAE Funding LLC
1.550% due 08/01/2024		600	565

DCP Midstream Operating LP
3.250% due 02/15/2032		700	591

Diamond Sports Group LLC
5.375% due 08/15/2026 ^(c)		700	39
6.625% due 08/15/2027 ^(c)		1,200	17

Energy Transfer LP
5.000% due 05/15/2044		1,100	941

EnLink Midstream LLC
6.500% due 09/01/2030		200	202

EQM Midstream Partners LP
4.500% due 01/15/2029		250	213

EQT Corp.
5.000% due 01/15/2029		900	855

Esercizi Aeroportuali SEA SpA
3.500% due 10/09/2025	EUR	800	824

Expedia Group, Inc.
3.250% due 02/15/2030		$1,300	1,128

Foundation Building Materials, Inc.
6.000% due 03/01/2029		450	357

Global Payments, Inc.
5.400% due 08/15/2032		1,800	1,766
5.950% due 08/15/2052		1,700	1,621

HCA, Inc.
3.500% due 09/01/2030		1,000	891
4.625% due 03/15/2052		1,975	1,643

Hyatt Hotels Corp.
4.375% due 09/15/2028		400	382

Hyundai Capital America
5.500% due 03/30/2026		300	301

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	500	541

Imperial Brands Finance PLC
6.125% due 07/27/2027		$200	205

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	600	585

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		$70	64

John Lewis PLC
4.250% due 12/18/2034	GBP	700	565

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	2,100	1,772

Marriott International, Inc.
4.625% due 06/15/2030		$159	154

Mileage Plus Holdings LLC
6.500% due 06/20/2027		85	85

Moody’s Corp.
3.100% due 11/29/2061		1,200	797

MPLX LP
4.950% due 09/01/2032		600	587

MSCI, Inc.
3.625% due 11/01/2031		3,800	3,258

Netflix, Inc.
5.375% due 11/15/2029		4,175	4,245

Newell Brands, Inc.
4.700% due 04/01/2026		950	915

Northern Star Resources Ltd.
6.125% due 04/11/2033 (a)		50	50

NXP BV
3.250% due 05/11/2041		2,300	1,678

Park River Holdings, Inc.
5.625% due 02/01/2029		1,310	895

Pioneer Natural Resources Co.
5.100% due 03/29/2026		100	101

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		500	443

Prosus NV
3.832% due 02/08/2051		700	450

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
4.300% due 01/08/2026		$200	$188
5.900% due 08/08/2028		1,100	1,045

Santos Finance Ltd.
3.649% due 04/29/2031		3,200	2,676

Sealed Air Corp.
1.573% due 10/15/2026		1,300	1,138

Southwest Airlines Co.
5.250% due 05/04/2025		600	600

Studio City Finance Ltd.
5.000% due 01/15/2029		650	500

Sysco Corp.
3.150% due 12/14/2051		1,100	770

T-Mobile USA, Inc.
2.625% due 04/15/2026		1,025	958
3.600% due 11/15/2060		2,300	1,643
5.200% due 01/15/2033		300	306
5.650% due 01/15/2053		100	103

Time Warner Cable Enterprises LLC
8.375% due 07/15/2033		200	228

Travel & Leisure Co.
6.625% due 07/31/2026		200	201

United Airlines, Inc.
4.375% due 04/15/2026		400	383

Vale Overseas Ltd.
6.875% due 11/10/2039		1,300	1,348

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		4,600	4,153
3.875% due 11/01/2033		1,025	862
4.125% due 08/15/2031		1,300	1,144

VeriSign, Inc.
2.700% due 06/15/2031		2,100	1,782

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(c)		848	1

Vmed O2 U.K. Financing PLC
3.250% due 01/31/2031	EUR	1,175	1,042

Wynn Macau Ltd.
5.500% due 10/01/2027		$500	437

			67,764

UTILITIES 2.6%

CenterPoint Energy Houston Electric LLC
4.950% due 04/01/2033		300	307

Duke Energy Corp.
4.500% due 08/15/2032		300	290
5.000% due 08/15/2052		300	280

Duke Energy Florida LLC
5.950% due 11/15/2052		100	111

Edison International
6.950% due 11/15/2029		100	108

Endeavor Energy Resources LP
5.750% due 01/30/2028		850	844

FirstEnergy Transmission LLC
4.350% due 01/15/2025		950	938

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029		1,500	973

Pacific Gas & Electric Co.
2.500% due 02/01/2031		400	324
3.150% due 01/01/2026		1,100	1,027
3.950% due 12/01/2047		1,200	856
4.550% due 07/01/2030		400	375

Pennsylvania Electric Co.
5.150% due 03/30/2026		100	101

Southern California Edison Co.
3.650% due 02/01/2050		1,100	849

Sprint LLC
7.125% due 06/15/2024		100	102
7.875% due 09/15/2023		200	202

			7,687

Total Corporate Bonds & Notes (Cost $155,345)			143,351

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.9%

Freddie Mac
6.156% due 11/25/2055 «~	$366	$212

Ginnie Mae, TBA
2.000% due 04/01/2053	500	425
2.500% due 05/01/2053	1,100	969

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2053	300	248
2.500% due 05/01/2053	100	86
3.000% due 05/01/2053	200	180
4.000% due 04/01/2053	2,900	2,774
4.500% due 05/01/2053	700	686
5.000% due 05/01/2053	200	199

Total U.S. Government Agencies (Cost $5,744)		5,779

U.S. TREASURY OBLIGATIONS 6.0%

U.S. Treasury Notes
0.500% due 10/31/2027 (m)	20,500	17,795

Total U.S. Treasury Obligations (Cost $17,735)		17,795

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

American Home Mortgage Investment Trust
7.021% due 11/25/2045 ^•	34	16

Banc of America Funding Trust
3.721% due 09/20/2047 ^~	371	299
7.000% due 10/25/2037 ^	140	98

Banc of America Mortgage Trust
3.769% due 10/25/2035 ~	391	336

BCAP LLC Trust
5.285% due 05/25/2047 ^•	112	103
6.000% due 07/26/2037 ~	199	172

Bear Stearns ALT-A Trust
3.731% due 04/25/2037 ~	334	243

Bear Stearns Asset-Backed Securities Trust
5.195% due 12/25/2035 ^•	262	133

Chase Mortgage Finance Trust
4.015% due 09/25/2036 ^~	63	53

Citigroup Mortgage Loan Trust
6.000% due 11/25/2036	22	22

Countrywide Alternative Loan Trust
4.951% due 09/20/2046 •	95	91
5.145% due 06/25/2035 ^•	280	193
5.225% due 07/25/2046 ^•	90	85
5.225% due 09/25/2046 ^•	253	229
5.245% due 04/25/2035 ^•	260	201
5.465% due 11/25/2035 •	103	89
5.750% due 07/25/2035 ^	97	63
6.000% due 10/25/2035 ^~	146	102
6.000% due 08/25/2036 ^•	220	136
6.000% due 05/25/2037 ^	600	304

Countrywide Home Loan Mortgage Pass-Through Trust
3.028% due 09/25/2037 ^~	120	109
5.750% due 07/25/2037 ^	87	44
6.000% due 10/25/2034	4	4

Credit Suisse Mortgage Capital Certificates
3.169% due 12/29/2037 ~	3,904	2,099

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	607	325

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
4.945% due 08/25/2037 ^•	196	157
4.995% due 02/25/2047 ~	1,787	1,045

First Horizon Alternative Mortgage Securities Trust
4.033% due 08/25/2035 ^~	60	51
6.000% due 05/25/2036 ^	6	3

Impac Secured Assets Trust
5.145% due 11/25/2036 •	89	88

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037 ^	252	120

IndyMac INDX Mortgage Loan Trust
3.317% due 11/25/2035 ^~	259	218
3.358% due 05/25/2037 ^~	103	86
5.345% due 02/25/2037 ~	227	141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
5.801% due 11/25/2034 ~	$67	$61

Merrill Lynch Alternative Note Asset Trust
5.065% due 03/25/2037 •	1,844	516

Morgan Stanley Mortgage Loan Trust
3.036% due 11/25/2037 ~	262	168

Residential Accredit Loans, Inc. Trust
3.941% due 07/25/2035 ~	20	17
4.555% due 12/26/2034 ^~	223	84
5.195% due 08/25/2035 ^•	383	300

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	13	11

WaMu Mortgage Pass-Through Certificates Trust
3.518% due 12/25/2036 ^~	105	89
3.936% due 07/25/2047 ^•	57	48

Total Non-Agency Mortgage-Backed Securities (Cost $10,868)		8,752

ASSET-BACKED SECURITIES 4.8%

ACE Securities Corp. Home Equity Loan Trust
5.670% due 12/25/2045 ^•	573	433

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.305% due 01/25/2036 •	415	375

Asset-Backed Funding Certificates Trust
5.845% due 06/25/2037 •	291	224
5.895% due 03/25/2034 ^•	444	409

Bear Stearns Asset-Backed Securities Trust
6.645% due 07/25/2034 •	90	89

Citigroup Mortgage Loan Trust
5.005% due 12/25/2036 •	933	522

GSAMP Trust
4.965% due 12/25/2036 •	423	207
5.075% due 12/25/2046 ~	361	181

HSI Asset Securitization Corp. Trust
5.625% due 11/25/2035 •	789	705

Lehman XS Trust
5.155% due 03/25/2037 •	746	658

MASTR Asset-Backed Securities Trust
5.065% due 08/25/2036 •	503	197
5.145% due 08/25/2036 •	1,139	445

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 01/25/2037 •	3,355	1,361
4.985% due 10/25/2036 ~	650	289
4.995% due 10/25/2036 •	1,659	810
4.995% due 12/25/2036 •	94	48
5.145% due 06/25/2036 •	156	132
5.305% due 09/25/2036 •	709	316

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 ^þ	1,020	344

New Century Home Equity Loan Trust
7.845% due 01/25/2033 ^•	63	54

People’s Financial Realty Mortgage Securities Trust
4.985% due 09/25/2036 •	3,523	987

Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^þ	2,099	660

Residential Asset Mortgage Products Trust
5.305% due 12/25/2035 •	1,059	841

Residential Asset Securities Corp. Trust
5.439% due 08/25/2034 •	184	174

Securitized Asset-Backed Receivables LLC Trust
5.345% due 03/25/2036 •	1,250	768
5.345% due 05/25/2036 •	771	416

SG Mortgage Securities Trust
5.205% due 02/25/2036 •	1,030	590

Structured Asset Investment Loan Trust
5.970% due 01/25/2035 •	1,024	868
6.225% due 04/25/2033 •	35	34
6.420% due 01/25/2035 •	1,102	861
6.570% due 01/25/2035 ^•	876	332

Total Asset-Backed Securities (Cost $16,120)		14,330

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	39

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$233	$58
1.000% due 07/09/2029		29	8
1.500% due 07/09/2035 þ		153	37
3.500% due 07/09/2041 þ		1,800	506

Australia Government International Bond
1.000% due 11/21/2031	AUD	900	500

Peru Government International Bond
6.350% due 08/12/2028	PEN	5,500	1,427

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	78,100	4,671

Total Sovereign Issues (Cost $9,201)			7,207

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%

Constellation Oil ‘B’ «(d)(i)		904,655	98

FINANCIALS 0.0%

Intelsat Emergence SA «(d)(i)		935	23

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)		304,919	0

Total Common Stocks (Cost $719)			121

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)		97	1

Total Rights (Cost $0)			1

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

ENERGY 0.0%

Constellation Oil Class ‘D’ - Exp. 06/10/2071 «(i)	1	$0

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	1,461	0

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	97	1

		1

INDUSTRIALS 0.0%

Cineworld Group PLC - Exp. 11/23/2025 «(i)	5,979	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	34,977	3

Total Warrants (Cost $284)		4

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 55.8%

REPURCHASE AGREEMENTS (j) 52.7%

		156,915

SHORT-TERM NOTES 3.0%

Federal Home Loan Bank
4.850% due 05/09/2023 - 05/10/2023 •	$8,900	8,900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
4.639% due 04/06/2023 (e)(f)	$422	$422

Total Short-Term Instruments (Cost $166,237)		166,237

Total Investments in Securities (Cost $384,751)		365,578

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	17,707	172

Total Short-Term Instruments (Cost $172)		172

Total Investments in Affiliates (Cost $172)		172

Total Investments 122.7% (Cost $384,923)		$365,750

Financial Derivative Instruments (k)(l) (0.3)% (Cost or Premiums, net $259)		(1,091)

Other Assets and Liabilities, net (22.4)%		(66,631)

Net Assets 100.0%		$298,028

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

LONG SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Cineworld Group PLC - Exp. 11/23/2025	12/21/2020	$0	$0	0.00%
Constellation Oil ‘B’	06/10/2022	98	98	0.03
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Flourish Century 6.600% due 02/04/2049	08/25/2021	$788	$89	0.03%
Intelsat Emergence SA	11/12/2019	85	23	0.01

		$971	$210	0.07%

SHORT SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Proceeds	Payable for Short Sales(2)	Payable for Short Sales as Percentage of Net Assets
General Motors Co.	6.800%	10/01/2027	12/21/2022	$(1,677)	$(1,748)	(0.06)%

				$(1,677)	$(1,748)	(0.06)%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.650%	03/24/2023	04/11/2023	$1,730	General Motors Co. 6.800% due 10/01/2027	$(1,747)	$1,730	$1,732
BPS	4.820	04/03/2023	04/04/2023	73,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2025	(74,338)	73,000	73,000
	4.890	03/31/2023	04/03/2023	69,900	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2032	(71,834)	69,900	69,928
BRC	4.650	03/24/2023	05/05/2023	1,186	Deere & Co. 3.900% due 06/09/2042	(1,215)	1,186	1,188
FICC	2.200	03/31/2023	04/03/2023	999	U.S. Treasury Bills 0.000% due 03/21/2024	(1,019)	999	999
RCY	4.920	03/31/2023	04/03/2023	10,100	U.S. Treasury Notes 0.625% due 05/15/2030	(10,354)	10,100	10,104

Total Repurchase Agreements						$(160,507)	$156,915	$156,951

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Corporate Bonds & Notes (1.0)%
Industrials (1.0)%
Deere & Co.	3.900%	06/09/2042	$1,300	$(1,433)	$(1,212)
General Motors Co.(i)	6.800	10/01/2027	1,600	(1,677)	(1,748)

Total Short Sales (1.0)%				$(3,110)	$(2,960)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$1,732	$0	$0	$0	$1,732	$(1,747)	$(15)
BPS	142,928	0	0	0	142,928	(146,172)	(3,244)
BRC	1,188	0	0	0	1,188	(1,215)	(27)
FICC	999	0	0	0	999	(1,019)	(20)
RCY	10,104	0	0	0	10,104	(10,354)	(250)

Master Securities Forward Transaction Agreement
BNY	0	0	0	(1,748)	(1,748)	0	(1,748)
FOB	0	0	0	(1,212)	(1,212)	0	(1,212)

Total Borrowings and Other Financing Transactions	$156,951	$0	$0	$(2,960)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $ 71 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(253) at a weighted average interest rate of 3.549%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	41

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	3	$3	$(1)	$(1)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	3	3	(1)	(1)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	3	3	(1)	0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	12	12	(6)	(1)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	7	7	(3)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	3	3	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	7	7	(5)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	12	12	(11)	(2)

Total Written Options					$(30)	$(8)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	68	$14,039	$141	$9	$0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	3	363	13	2	0

				$154	$11	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	133	$(31,820)	$554	$0	$(7)
U.S. Treasury 10-Year Note June Futures	06/2023	149	(17,123)	(454)	0	(51)
U.S. Treasury Long-Term Bond June Futures	06/2023	158	(20,723)	(865)	0	(158)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	61	(8,609)	(347)	0	(82)

				$(1,112)	$0	$(298)

Total Futures Contracts				$(958)	$11	$(298)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AutoZone, Inc.	(1.000)%	Quarterly	06/20/2024	0.164%	$4,400	$(118)	$72	$(46)	$0	$(1)
Bath Body Works, Inc.	(1.000)	Quarterly	12/20/2023	0.702	1,050	81	(84)	(3)	0	(2)
ConocoPhillips	(1.000)	Quarterly	12/20/2024	0.242	300	0	(4)	(4)	0	0
Johnson Controls International PLC	(1.000)	Quarterly	12/20/2024	0.141	4,200	(153)	91	(62)	0	0
Lowe’s Cos., Inc.	(1.000)	Quarterly	12/20/2023	0.099	1,900	(46)	33	(13)	0	0
Tyson Foods, Inc.	(1.000)	Quarterly	06/20/2024	0.206	4,400	(129)	86	(43)	0	0

						$(365)	$194	$(171)	$0	$(3)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2027	0.870%		$100	$(1)	$2	$1	$0	$0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.653		200	3	(2)	1	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.475	EUR	450	(81)	76	(5)	1	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.695		600	(54)	42	(12)	0	0
Toll Brothers Finance Corp.	1.000	Quarterly	06/20/2026	1.021		$700	(6)	6	0	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928		200	(3)	4	1	0	0

							$(142)	$128	$(14)	$2	$0

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-40 5-Year Index	5.000%	Quarterly	06/20/2028	$1,600	$(4)	$31	$27	$9	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	2,000	$18	$(37)	$(19)	$9	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		400	12	(16)	(4)	4	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2027	JPY	292,500	(1)	28	27	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028	$	600	(1)	12	11	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.050	Annual	12/14/2052		800	(5)	(8)	(13)	0	(10)
Pay	1-Year BRL-CDI	11.224	Maturity	01/04/2027	BRL	2,600	0	(15)	(15)	0	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		5,500	0	(31)	(31)	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		5,600	0	(17)	(17)	0	0
Receive	1-Year BRL-CDI	12.351	Maturity	01/04/2027		6,140	0	(10)	(10)	0	0
Receive	1-Year BRL-CDI	12.417	Maturity	01/04/2027		14,700	0	(29)	(29)	0	(1)
Pay	1-Year BRL-CDI	12.848	Maturity	01/04/2027		12,100	0	46	46	0	0
Pay	1-Year BRL-CDI	12.980	Maturity	01/04/2027		16,700	0	71	71	1	0
Receive	3-Month CNY-CNREPOFIX	2.250	Quarterly	12/21/2027	CNY	102,400	375	(20)	355	0	(2)
Receive	3-Month ZAR-JIBAR	7.300	Quarterly	04/28/2027	ZAR	46,700	0	58	58	14	0
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	2,100	5	(14)	(9)	0	0
Receive(6)	6-Month EUR-EURIBOR	3.250	Annual	12/15/2033		700	(7)	(13)	(20)	0	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2053		1,310	131	597	728	0	(2)
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023	MXN	42,100	0	(34)	(34)	0	(1)
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		21,900	1	(125)	(124)	4	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		6,600	(1)	(32)	(33)	1	0
Pay	28-Day MXN-TIIE	9.230	Lunar	02/09/2028		6,400	0	9	9	2	0
Pay	28-Day MXN-TIIE	9.075	Lunar	02/10/2028		5,900	0	6	6	2	0
Pay	28-Day MXN-TIIE	9.173	Lunar	02/10/2028		34,000	0	42	42	12	0
Pay	28-Day MXN-TIIE	9.091	Lunar	02/11/2028		17,700	0	19	19	6	0

							$527	$487	$1,014	$59	$(16)

Total Swap Agreements							$16	$840	$856	$70	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$11	$83	$94	$(8)	$(298)	$(33)	$(339)

Cash of $4,600 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	43

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $13 and liability of $(14) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2023	PEN	3,250		$848	$0	$(14)

BPS	04/2023	BRL	1,597		314	0	(1)
	04/2023	EUR	127		135	0	(3)
	04/2023		$309	BRL	1,597	6	0
	04/2023	ZAR	7,257		$400	0	(7)
	05/2023		$598	INR	49,289	0	0
	06/2023	IDR	18,354		$1	0	0
	06/2023	MXN	53		3	0	0
	06/2023		$20	IDR	297,567	0	0

BRC	04/2023		159	HKD	1,236	0	(1)
	05/2023	ZAR	1,575		$85	0	(3)

CBK	04/2023	BRL	1,151		222	0	(5)
	04/2023	GBP	96		117	0	(1)
	04/2023	PEN	184		49	0	0
	04/2023		$227	BRL	1,151	1	0
	04/2023		647	GBP	536	15	0
	04/2023		48	PEN	184	1	0
	05/2023		634	CLP	511,087	6	0
	05/2023	ZAR	2,984		$162	0	(5)
	06/2023	MXN	2,079		111	0	(3)
	06/2023		$605	COP	2,950,726	19	0
	06/2023		10	IDR	153,902	0	0

DUB	04/2023	BRL	2,130		$400	0	(21)
	04/2023		$419	BRL	2,130	1	0
	04/2023		8,633	EUR	7,977	18	0
	04/2023	ZAR	1,647		$90	0	(2)
	05/2023	EUR	7,977		8,647	0	(18)
	05/2023	ZAR	16,102		863	0	(38)
	06/2023		$400	BRL	2,153	21	0

GLM	04/2023	BRL	1,667		$328	0	(1)
	04/2023		$307	BRL	1,667	21	0
	04/2023		546	MXN	9,952	4	0
	05/2023	PEN	7,295		$1,833	0	(100)
	05/2023		$1,360	PEN	5,345	58	0
	05/2023	ZAR	4,686		$257	1	(7)

JPM	05/2023		4,380		238	0	(7)
	06/2023		$223	IDR	3,457,524	8	0

MBC	04/2023	EUR	1,747		$1,866	0	(29)
	04/2023	GBP	1,376		1,662	0	(36)
	04/2023		$1,456	JPY	199,500	46	0
	05/2023		780	NOK	7,875	0	(26)
	05/2023	ZAR	2,489		$133	0	(6)
	06/2023		$168	IDR	2,551,952	3	0

MYI	04/2023	GBP	78		$92	0	(4)
	06/2023		$51	IDR	775,494	1	0

RBC	05/2023		1,500	JPY	198,860	3	0
	05/2023		489	MXN	9,247	20	0

SCX	04/2023	ZAR	15,251		$829	0	(27)
	05/2023		$647	CHF	588	0	(1)
	06/2023		137	IDR	2,091,167	3	0

UAG	04/2023	EUR	6,103		$6,480	0	(139)
	04/2023		$101	AUD	148	0	(2)
	05/2023	GBP	1,014		$1,255	4	0
	09/2023	ZAR	24,838		1,417	41	0

Total Forward Foreign Currency Contracts						$301	$(507)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060%	10/25/2023	4,300	$245	$916

Total Purchased Options							$245	$916

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	10/25/2023	21,500	$(246)	$(1,388)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	400	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	400	(2)	(1)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	200	(2)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	200	(2)	0

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	700	(4)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	700	(4)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	500	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	500	(2)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	1,000	(11)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	1,000	(14)	(12)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	300	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	300	(2)	0

							$(297)	$(1,418)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.469	04/06/2023	200	$(1)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	100	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	100	0	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	200	(1)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	500	(4)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	400	(2)	(2)

					$(10)	$(6)

Total Written Options					$(307)	$(1,424)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
CBK	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.226%	$	5,700	$64	$(98)	$0	$(34)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	12/20/2024	0.216%	$	600	$2	$6	$8	$0

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.216		1,500	3	18	21	0

								$5	$24	$29	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	45

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$	100	$12	$(8)	$4	$0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		200	21	(14)	7	0

GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		400	47	(33)	14	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		900	112	(80)	32	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		100	12	(8)	4	0

							$204	$(143)	$61	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.070% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2023	$	5,900	$62	$(250)	$0	$(188)

Total Swap Agreements									$335	$(467)	$90	$(222)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$0	$916	$0	$916	$(14)	$(1,394)	$0	$(1,408)	$(492)	$410	$(82)
BPS	6	0	4	10	(11)	0	(188)	(199)	(189)	262	73
BRC	0	0	8	8	(4)	0	0	(4)	4	0	4
CBK	42	0	7	49	(14)	0	(34)	(48)	1	0	1
DUB	40	0	0	40	(79)	0	0	(79)	(39)	0	(39)
FBF	0	0	21	21	0	0	0	0	21	0	21
GLM	84	0	0	84	(108)	(24)	0	(132)	(48)	0	(48)
GST	0	0	14	14	0	0	0	0	14	0	14
JPM	8	0	32	40	(7)	(2)	0	(9)	31	0	31
MBC	49	0	0	49	(97)	0	0	(97)	(48)	0	(48)
MYC	0	0	4	4	0	0	0	0	4	0	4
MYI	1	0	0	1	(4)	0	0	(4)	(3)	0	(3)
RBC	23	0	0	23	0	0	0	0	23	0	23
SAL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
SCX	3	0	0	3	(28)	0	0	(28)	(25)	0	(25)
UAG	45	0	0	45	(141)	0	0	(141)	(96)	0	(96)

Total Over the Counter	$301	$916	$90	$1,307	$(507)	$(1,424)	$(222)	$(2,153)

(m)

Securities with an aggregate market value of $672 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11
Swap Agreements	0	11	0	0	72	83

	$0	$11	$0	$0	$83	$94

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$301	$0	$301
Purchased Options	0	0	0	0	916	916
Swap Agreements	0	90	0	0	0	90

	$0	$90	$0	$301	$916	$1,307

	$0	$101	$0	$301	$999	$1,401

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	298	298
Swap Agreements	0	3	0	0	30	33

	$0	$3	$0	$0	$336	$339

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$507	$0	$507
Written Options	0	0	0	0	1,424	1,424
Swap Agreements	0	34	0	0	188	222

	$0	$34	$0	$507	$1,612	$2,153

	$0	$37	$0	$507	$1,948	$2,492

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	9,406	9,406
Swap Agreements	0	(212)	0	0	(1,914)	(2,126)

	$0	$(212)	$0	$0	$7,502	$7,290

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,856	$0	$1,856
Written Options	0	79	0	0	164	243
Swap Agreements	0	52	0	0	(78)	(26)

	$0	$131	$0	$1,856	$86	$2,073

	$0	$(81)	$0	$1,856	$7,588	$9,363

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)	March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$22	$22
Futures	0	0	0	0	(2,236)	(2,236)
Swap Agreements	0	307	0	0	988	1,295

	$0	$307	$0	$0	$(1,226)	$(919)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(228)	$0	$(228)
Purchased Options	0	0	0	0	182	182
Written Options	0	(34)	0	0	581	547
Swap Agreements	0	(41)	0	0	(250)	(291)

	$0	$(75)	$0	$(228)	$513	$210

	$0	$232	$0	$(228)	$(713)	$(709)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,001	$0	$2,001
Corporate Bonds & Notes
Banking & Finance	0	67,811	89	67,900
Industrials	0	67,425	339	67,764
Utilities	0	7,687	0	7,687
U.S. Government Agencies	0	5,567	212	5,779
U.S. Treasury Obligations	0	17,795	0	17,795
Non-Agency Mortgage-Backed Securities	0	8,752	0	8,752
Asset-Backed Securities	0	14,330	0	14,330
Sovereign Issues	0	7,207	0	7,207
Common Stocks
Energy	0	0	98	98
Financials	0	0	23	23
Rights
Financials	0	0	1	1
Warrants
Financials	0	0	1	1
Utilities	3	0	0	3
Short-Term Instruments
Repurchase Agreements	0	156,915	0	156,915
Short-Term Notes	0	8,900	0	8,900
U.S. Treasury Bills	0	422	0	422

	$3	$364,812	$763	$365,578

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$172	$0	$0	$172

Total Investments	$175	$364,812	$763	$365,750

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(2,960)	$0	$(2,960)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	81	0	81
Over the counter	0	1,307	0	1,307

	$0	$1,388	$0	$1,388

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(325)	0	(325)
Over the counter	0	(2,153)	0	(2,153)

	$0	$(2,478)	$0	$(2,478)

Total Financial Derivative Instruments	$0	$(1,090)	$0	$(1,090)

Totals	$175	$360,762	$763	$361,700

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Diversified Income Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.5%

Advantage Sales & Marketing, Inc.
9.288% - 9.659% (LIBOR03M + 4.500%) due 10/28/2027 ~		$980	$846

Air Canada
8.369% (LIBOR03M + 3.500%) due 08/11/2028 ~		1,886	1,885

Allied Universal Holdco LLC
8.657% due 05/12/2028		1,576	1,499

Altar Bidco, Inc.
5.500% - 7.993% due 02/01/2029		1,489	1,421
10.493% due 02/01/2030		900	797

Altice France SA
10.170% due 08/15/2028 «		7,049	6,715

American Airlines, Inc.
9.558% (LIBOR03M + 4.750%) due 04/20/2028 ~		4,850	4,932

AP Core Holdings LLC
10.340% (LIBOR01M + 5.500%) due 09/01/2027 ~		2,600	2,537

Arches Buyer, Inc.
8.157% due 12/06/2027		3,421	3,232

Armor Holding LLC
9.541% due 12/11/2028 «		1,185	1,184

Asurion LLC
7.840% (LIBOR01M + 3.000%) due 11/03/2024 ~		154	154

BCPE Empire Holdings, Inc.
8.840% (LIBOR01M + 4.000%) due 06/11/2026 ~		1,975	1,942

Boels Topholding BV
5.896% - 5.904% (EUR003M + 3.250%) due 02/06/2027 ~	EUR	3,000	3,191

Carnival Corp.
7.840% (LIBOR01M + 3.000%) due 06/30/2025 ~		$1,465	1,450
8.090% (LIBOR01M + 3.250%) due 10/18/2028 ~		3,450	3,379

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		7,356	6,878

CenturyLink, Inc.
7.172% (LIBOR03M + 2.250%) due 03/15/2027 ~		5,570	3,701

Charter Communications Operating LLC
6.557% due 02/01/2027		13,062	12,962

Chobani LLC
8.422% due 10/25/2027 «		975	969

Clear Channel Outdoor Holdings, Inc.
8.325% (LIBOR03M + 3.500%) due 08/21/2026 ~		967	904

Cromwell EREIT Lux Finco SARL
3.949% (EUR003M + 1.500%) due 11/21/2024 «~	EUR	2,700	2,737

Diamond Offshore Drilling, Inc.
TBD% due 04/22/2027		$2,000	1,862

Diamond Sports Group LLC
12.775% (LIBOR03M + 8.150%) due 05/25/2026 ~		561	530

DirecTV Financing LLC
9.840% (LIBOR01M + 5.000%) due 08/02/2027 ~		1,990	1,919

Endure Digital, Inc.
8.219% (LIBOR01M + 3.500%) due 02/10/2028 «~		2,359	2,211

Forest City Enterprises LP
8.340% (LIBOR01M + 3.500%) due 12/08/2025 ~		158	137

Foundation Building Materials Holding Co. LLC
8.075% (LIBOR03M + 3.250%) due 01/31/2028 ~		983	957

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Communications Corp.
8.625% (LIBOR01M + 3.750%) due 05/01/2028 ~	$1,960	$1,867

GIP Blue Holding LP
9.659% (LIBOR03M + 4.500%) due 09/29/2028 ~	6,703	6,680

Global Medical Response, Inc.
9.090% (LIBOR01M + 4.250%) due 03/14/2025 ~	284	201

Golden Entertainment, Inc.
7.860% (LIBOR01M + 3.000%) due 10/21/2024 ~	288	288

GoTo Group, Inc.
9.590% (LIBOR01M + 4.750%) due 08/31/2027 ~	2,342	1,350

Graham Packaging Co., Inc.
7.840% (LIBOR01M + 3.000%) due 08/04/2027 ~	2,247	2,229

Hertz Corp.
8.090% (LIBOR01M + 3.250%) due 06/30/2028 ~	433	431
8.109% (LIBOR01M + 3.250%) due 06/30/2028 ~	2,259	2,249

Hilton Worldwide Finance LLC
6.642% due 06/22/2026	2,639	2,640

iHeartCommunications, Inc.
7.840% (LIBOR01M + 3.000%) due 05/01/2026 ~	648	576

Intelsat Jackson Holdings SA
9.082% due 02/01/2029	1,308	1,297

IRB Holding Corp.
7.737% due 12/15/2027	2,702	2,661

Ivanti Software, Inc.
9.212% (LIBOR03M + 4.250%) due 12/01/2027 ~	1,300	1,072

LBM Acquisition LLC
8.590% (LIBOR06M + 3.750%) due 12/17/2027 ~	1,627	1,537

Marriott Ownership Resorts, Inc.
6.590% (LIBOR01M + 1.750%) due 08/29/2025 ~	771	770

Medline Borrower LP
8.090% (LIBOR01M + 3.250%) due 10/23/2028 ~	1,980	1,933

MH Sub LLC
8.590% (LIBOR01M + 3.750%) due 09/13/2024 ~	3,566	3,513

MPH Acquisition Holdings LLC
9.203% (LIBOR03M + 4.250%) due 09/01/2028 ~	887	762

Olympus Water U.S. Holding Corp.
8.938% (LIBOR03M + 3.750%) due 11/09/2028 ~	2,271	2,158

Organon & Co.
7.750% - 8.000% (LIBOR03M + 3.000%) due 06/02/2028 ~	2,479	2,481

Parexel International Corp.
8.090% (LIBOR01M + 3.250%) due 11/15/2028 ~	396	392

Peraton Corp.
8.590% (LIBOR01M + 3.750%) due 02/01/2028 ~	1,924	1,904

Profrac Services LLC
TBD% - 12.420% due 03/04/2025	3,364	3,347

PUG LLC
8.340% (LIBOR01M + 3.500%) due 02/12/2027 ~	1,080	789

RegionalCare Hospital Partners Holdings, Inc.
8.575% (LIBOR03M + 3.750%) due 11/16/2025 ~	1,987	1,898

Sabre Global, Inc.
8.340% (LIBOR01M + 3.500%) due 12/17/2027 ~	2,751	2,338

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SCUR-Alpha 1503 GmbH
TBD% due 03/30/2030		$1,000	$880

SOCAR Turkey Enerji AS
6.553% (EUR003M + 3.450%) due 08/11/2026 «~	EUR	4,000	4,175

Softbank Vision Fund
5.000% due 12/21/2025 «		$9,367	8,820

Sotera Health Holdings LLC
7.575% (LIBOR03M + 2.750%) due 12/11/2026 ~		948	916

Standard Industries, Inc.
7.116% (LIBOR01M + 2.250%) due 09/22/2028 ~		2,604	2,594

Staples, Inc.
9.814% (LIBOR03M + 5.000%) due 04/16/2026 ~		2,479	2,289

Starfruit Finco BV
5.978% (EUR003M + 3.000%) due 10/01/2025 ~	EUR	755	798
7.526% due 10/01/2025		$1,946	1,935

Stars Group Holdings BV
7.409% (LIBOR03M + 2.250%) due 07/21/2026 ~		2,167	2,169

Steenbok Lux Finco 2 SARL (7.875% PIK)
7.875% (EUR003M) due 06/30/2023 ~(b)	EUR	401	442

Summer Holdco B SARL
9.659% (LIBOR03M + 4.500%) due 12/04/2026 ~		$2,049	1,940

TransDigm, Inc.
8.148% (LIBOR03M + 2.250%) due 12/09/2025 ~		3,446	3,445

United Airlines, Inc.
8.568% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,261	2,250

Weber-Stephen Products LLC
8.090% (LIBOR01M + 3.250%) due 10/30/2027 ~		801	694

White Cap Buyer LLC
8.557% due 10/19/2027		978	969

Windstream Services LLC
TBD% - 11.157% due 09/21/2027 «		389	354
8.807% due 02/23/2027 «		4,000	3,720

Worldwide Express Operations LLC
9.160% (LIBOR03M + 4.000%) due 07/26/2028 ~		1,089	1,058

Zayo Group Holdings, Inc.
6.155% (EUR001M + 3.250%) due 03/09/2027 ~	EUR	970	876

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$301	265

Total Loan Participations and Assignments (Cost $167,606)			158,883

CORPORATE BONDS & NOTES 47.1%

BANKING & FINANCE 15.2%

AerCap Ireland Capital DAC
3.650% due 07/21/2027		10,055	9,246
4.450% due 04/03/2026		550	529

AIA Group Ltd.
3.200% due 09/16/2040		800	599

Aircastle Ltd.
2.850% due 01/26/2028		560	482

Allied Universal Holdco LLC
3.625% due 06/01/2028	EUR	4,425	3,973
6.625% due 07/15/2026		$2,352	2,263

Ally Financial, Inc.
8.000% due 11/01/2031		14,166	14,868

American Assets Trust LP
3.375% due 02/01/2031		810	651

American Homes 4 Rent LP
2.375% due 07/15/2031		100	80

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	49

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 07/15/2051		$100	$66
4.900% due 02/15/2029		1,910	1,842

American International Group, Inc.
5.750% due 04/01/2048 •		950	874

American Tower Corp.
2.100% due 06/15/2030		1,200	981
2.750% due 01/15/2027		1,860	1,716
2.900% due 01/15/2030		870	757
3.375% due 10/15/2026		290	275
3.700% due 10/15/2049		2,000	1,470
3.800% due 08/15/2029		1,950	1,814

AmWINS Group, Inc.
4.875% due 06/30/2029		1,100	975

Antares Holdings LP
2.750% due 01/15/2027		1,050	856

Aon Corp.
2.800% due 05/15/2030		670	593

Armor Holdco, Inc.
8.500% due 11/15/2029		550	448

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		1,250	1,073

Aviation Capital Group LLC
5.500% due 12/15/2024		3,030	2,994

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		7,590	6,429
2.875% due 02/15/2025		2,000	1,878
3.250% due 02/15/2027		500	444
4.250% due 04/15/2026		1,575	1,483
5.250% due 05/15/2024		4,700	4,655

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	1,300	1,343
7.677% due 01/18/2028 •		2,400	2,192
10.500% due 07/23/2029		2,400	2,528

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)		1,800	1,870

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	5,400	1,352

Banco de Sabadell SA
1.750% due 05/10/2024	EUR	100	105

Banco General SA
4.875% due 04/19/2023		$270	270

Banco Mercantil del Norte SA
8.375% due 10/14/2030 •(f)(g)		2,600	2,416

Banco Santander SA
2.746% due 05/28/2025		800	755
3.490% due 05/28/2030		400	350

Banco Votorantim SA
4.500% due 09/24/2024		600	582

Bank of America Corp.
2.676% due 06/19/2041 •		640	453
2.687% due 04/22/2032 •		3,000	2,505
2.884% due 10/22/2030 •		4,490	3,909
3.705% due 04/24/2028 •		6,700	6,339

Barclays PLC
2.894% due 11/24/2032 •		900	722
4.375% due 01/12/2026		4,100	3,961
4.375% due 03/15/2028 •(f)(g)		1,800	1,235
6.125% due 12/15/2025 •(f)(g)		3,000	2,551
6.375% due 12/15/2025 •(f)(g)	GBP	600	653
7.125% due 06/15/2025 •(f)(g)		3,700	4,003
7.750% due 09/15/2023 •(f)(g)		$1,400	1,288
8.000% due 06/15/2024 •(f)(g)		2,800	2,527
8.000% due 03/15/2029 •(f)(g)		1,000	856

BGC Partners, Inc.
4.375% due 12/15/2025		2,540	2,418
5.375% due 07/24/2023		470	469

BNP Paribas SA
1.904% due 09/30/2028 •		750	638
2.219% due 06/09/2026 •		1,600	1,471
3.052% due 01/13/2031 •		4,600	3,948
4.400% due 08/14/2028		1,200	1,138
4.625% due 01/12/2027 •(f)(g)		2,200	1,714
4.705% due 01/10/2025 •		500	494
7.000% due 08/16/2028 •(f)(g)		2,000	1,828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brixmor Operating Partnership LP
4.125% due 05/15/2029		$190	$174

Brookfield Finance, Inc.
3.900% due 01/25/2028		432	402
4.350% due 04/15/2030		3,400	3,171
4.700% due 09/20/2047		626	542

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		1,595	1,428

Citigroup, Inc.
2.572% due 06/03/2031 •(h)		4,400	3,715
3.106% due 04/08/2026 •		800	765

Corsair International Ltd.
7.772% due 01/28/2027 •	EUR	1,500	1,602
8.122% due 01/28/2029 •		1,500	1,594

Credit Acceptance Corp.
5.125% due 12/31/2024		$2,420	2,303

Credit Agricole SA
1.907% due 06/16/2026 •		3,550	3,262
7.500% due 06/23/2026 •(f)(g)	GBP	200	225

Credit Suisse AG
6.500% due 08/08/2023 (g)		$16,425	15,788

Credit Suisse AG AT1 Claim ^		12,750	733

Credit Suisse Group AG
2.593% due 09/11/2025 •		1,950	1,811
3.091% due 05/14/2032 •		1,525	1,230
3.869% due 01/12/2029 •		4,250	3,794
4.194% due 04/01/2031 •		3,100	2,760
4.207% due 06/12/2024 •		2,500	2,428
6.394% (US0003M + 1.240%) due 06/12/2024 ~		900	878

Crown Castle, Inc.
2.250% due 01/15/2031		2,050	1,700
3.100% due 11/15/2029		1,020	907
3.250% due 01/15/2051		2,470	1,704
3.650% due 09/01/2027		1,464	1,389
4.000% due 03/01/2027		199	193
4.000% due 11/15/2049		500	389

CubeSmart LP
2.000% due 02/15/2031		1,525	1,200

Curo Group Holdings Corp.
7.500% due 08/01/2028		1,775	710

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		7,625	7,326

Deutsche Bank AG
3.035% due 05/28/2032 •(h)		500	386
3.547% due 09/18/2031 •		2,500	2,052
3.729% due 01/14/2032 •(h)		3,000	2,240
3.961% due 11/26/2025 •		3,400	3,219
5.882% due 07/08/2031 •		2,800	2,435

Discover Bank
4.650% due 09/13/2028		1,100	1,041

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		2,800	2,365

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		13	13

Enact Holdings, Inc.
6.500% due 08/15/2025		690	673

Equinix, Inc.
3.200% due 11/18/2029		910	813

Erste Group Bank AG
4.250% due 10/15/2027 •(f)(g)	EUR	400	324

Essex Portfolio LP
1.650% due 01/15/2031		$700	542
2.650% due 03/15/2032		690	564
2.650% due 09/01/2050		300	179

Ford Credit Canada Co.
3.742% due 05/08/2023 (h)	CAD	4,000	2,954

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	1,400	1,459
2.748% due 06/14/2024	GBP	1,300	1,528
2.900% due 02/16/2028		$1,400	1,205
3.021% due 03/06/2024	EUR	1,000	1,067
3.370% due 11/17/2023		$5,400	5,304
3.375% due 11/13/2025		13,100	12,296
3.416% due 12/01/2024 •	EUR	600	639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 06/17/2031		$2,694	$2,223
3.815% due 11/02/2027		800	718
4.535% due 03/06/2025	GBP	4,900	5,813
4.542% due 08/01/2026		$600	570
5.113% due 05/03/2029		1,000	940
5.125% due 06/16/2025		8,920	8,744
5.584% due 03/18/2024		2,000	1,983

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		6,750	6,167
6.500% due 10/01/2025		8,178	8,193

Freedom Mortgage Corp.
6.625% due 01/15/2027		2,500	1,926
7.625% due 05/01/2026		1,100	885
8.125% due 11/15/2024		1,140	1,098

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,000	945

GLP Capital LP
4.000% due 01/15/2030		$100	89
5.750% due 06/01/2028		890	869

Goldman Sachs Group, Inc.
3.800% due 03/15/2030		2,500	2,331

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,450	1,340

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		890	868

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		800	796

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		820	656

HAT Holdings LLC
3.375% due 06/15/2026		1,970	1,711
3.750% due 09/15/2030		2,520	1,906

Highwoods Realty LP
3.050% due 02/15/2030		100	79

Host Hotels & Resorts LP
3.875% due 04/01/2024		560	547

Howard Hughes Corp.
4.125% due 02/01/2029		3,475	2,948
4.375% due 02/01/2031		500	403
5.375% due 08/01/2028		1,800	1,642

HSBC Holdings PLC
2.357% due 08/18/2031 •		400	323
2.804% due 05/24/2032 •		1,700	1,389
2.848% due 06/04/2031 •		4,600	3,867
3.973% due 05/22/2030 •		1,140	1,030
4.041% due 03/13/2028 •		1,020	958
4.250% due 08/18/2025		4,200	3,998
4.292% due 09/12/2026 •		1,000	958
4.583% due 06/19/2029 •		400	380
4.600% due 12/17/2030 •(f)(g)		2,450	1,836
4.700% due 03/09/2031 •(f)(g)(j)		1,100	821
5.875% due 09/28/2026 •(f)(g)	GBP	2,500	2,706
6.000% due 09/29/2023 •(f)(g)	EUR	1,700	1,804
6.534% (US0003M + 1.380%) due 09/12/2026 ~		$1,700	1,686

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		1,300	886
3.875% due 11/13/2029		2,342	1,627
4.500% due 05/29/2029		4,704	3,410
4.950% due 11/07/2047		1,200	726

Hudson Pacific Properties LP
3.250% due 01/15/2030		480	312
4.650% due 04/01/2029		300	211

ING Groep NV
5.750% due 11/16/2026 •(f)(g)		2,800	2,425

Intesa Sanpaolo SpA
5.017% due 06/26/2024		200	192
7.750% due 01/11/2027 •(f)(g)	EUR	1,300	1,361

Intrum AB
3.125% due 07/15/2024		1,199	1,250

JAB Holdings BV
2.200% due 11/23/2030		$1,000	797

Jefferies Finance LLC
5.000% due 08/15/2028		1,100	933

JPMorgan Chase & Co.
3.509% due 01/23/2029 •		10,000	9,365

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KAF Kaerntner Ausgleichszahlungs-Fonds
0.000% due 04/03/2049 «	EUR	23,238	$1,865

Kennedy-Wilson, Inc.
4.750% due 03/01/2029		$700	557

KKR Group Finance Co. LLC
3.500% due 08/25/2050		970	657
3.750% due 07/01/2029		300	281

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		1,130	894

LeasePlan Corp. NV
2.875% due 10/24/2024		600	570
7.375% due 05/29/2024 •(f)(g)	EUR	2,000	2,103

Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024		260	275

Life Storage LP
3.875% due 12/15/2027		$112	106
4.000% due 06/15/2029		150	138

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		93	90

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	1,898	2,048

Lloyds Bank PLC
0.000% due 04/02/2032 þ		$3,200	2,044

Lloyds Banking Group PLC
4.375% due 03/22/2028		200	190
4.550% due 08/16/2028		1,000	950
4.947% due 06/27/2025 •(f)(g)	EUR	1,900	1,866
7.500% due 09/27/2025 •(f)(g)		$2,400	2,233

LPL Holdings, Inc.
4.000% due 03/15/2029		1,385	1,248

Midcap Financial Issuer Trust
5.625% due 01/15/2030		1,350	1,068
6.500% due 05/01/2028		1,600	1,363

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		2,000	1,636
2.193% due 02/25/2025		3,500	3,300

Mizuho Financial Group, Inc.
0.797% due 04/15/2030	EUR	200	175
2.201% due 07/10/2031 •		$2,500	2,025
2.869% due 09/13/2030 •		1,000	861

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,300	1,522
3.692% due 06/05/2028		3,300	2,695
4.625% due 08/01/2029		$1,060	784

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		2,000	1,817

Nationwide Building Society
3.960% due 07/18/2030 •		2,400	2,167
4.363% due 08/01/2024 •		1,700	1,686

NatWest Group PLC
2.000% due 03/04/2025 •	EUR	700	743
4.600% due 06/28/2031 •(f)(g)		$1,700	1,201
5.125% due 05/12/2027 •(f)(g)	GBP	1,700	1,695
6.000% due 12/29/2025 •(f)(g)		$3,490	3,192

Navient Corp.
5.625% due 01/25/2025		100	90

NE Property BV
1.875% due 10/09/2026	EUR	400	371

Newmark Group, Inc.
6.125% due 11/15/2023		$1,825	1,811

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		1,525	1,291

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,700	1,612
2.679% due 07/16/2030		2,300	1,861

Nordea Bank Abp
6.625% due 03/26/2026 •(f)(g)		1,500	1,413

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	671
4.950% due 04/01/2024		1,900	1,878

OneMain Finance Corp.
4.000% due 09/15/2030		550	413
5.375% due 11/15/2029		3,149	2,652
6.125% due 03/15/2024		5,410	5,275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 01/15/2028		$20	$18
6.875% due 03/15/2025		5,030	4,879
7.125% due 03/15/2026		1,740	1,674
8.250% due 10/01/2023		2,000	2,008

Oxford Finance LLC
6.375% due 02/01/2027		1,000	936

Pacific LifeCorp
3.350% due 09/15/2050		1,000	715

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,700	1,465
5.875% due 10/01/2028		2,025	1,867
7.500% due 06/01/2025		855	859

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		1,850	1,475
5.375% due 10/15/2025		2,440	2,282
5.750% due 09/15/2031		2,375	1,883

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		1,300	1,158
3.800% due 06/23/2050		1,300	1,043

Physicians Realty LP
3.950% due 01/15/2028		23	22
4.300% due 03/15/2027		3,000	2,899

Piper Sandler Cos.
5.200% due 10/15/2023		2,100	2,095

PNC Financial Services Group, Inc.
6.250% due 03/15/2030 •(f)		1,000	927

PRA Group, Inc.
7.375% due 09/01/2025		4,090	4,076

Prudential Funding Asia PLC
3.125% due 04/14/2030		150	134

Rayonier LP
2.750% due 05/17/2031		300	248

Realty Income Corp.
3.250% due 01/15/2031		800	706
3.950% due 08/15/2027		438	423

Regency Centers LP
2.950% due 09/15/2029		100	87

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,860	1,495

RHP Hotel Properties LP
4.500% due 02/15/2029		1,275	1,153

RLJ Lodging Trust LP
3.750% due 07/01/2026		975	894

Rocket Mortgage LLC
3.875% due 03/01/2031		560	465
4.000% due 10/15/2033		3,850	3,061

Sammons Financial Group, Inc.
3.350% due 04/16/2031		1,025	809

Santander Holdings USA, Inc.
3.244% due 10/05/2026		5,000	4,535

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		900	826
6.750% due 06/24/2024 •(f)(g)	GBP	2,550	2,803

SBA Communications Corp.
3.875% due 02/15/2027		$1,000	945

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 ^ (c)(g)		600	201

SLM Corp.
4.200% due 10/29/2025		2,000	1,802

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		300	293
4.125% due 07/15/2023		200	199

Societe Generale SA
5.375% due 11/18/2030 •(f)(g)		1,500	1,084
6.750% due 04/06/2028 •(f)(g)		3,100	2,480
7.875% due 12/18/2023 •(f)(g)		1,500	1,408

Spirit Realty LP
3.200% due 01/15/2027		500	456
3.200% due 02/15/2031		820	684
3.400% due 01/15/2030		900	775

Standard Chartered PLC
3.265% due 02/18/2036 •		2,400	1,881
4.305% due 05/21/2030 •		2,600	2,399
7.750% due 08/15/2027 •(f)(g)		775	731

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stifel Financial Corp.
4.000% due 05/15/2030		$980	$862

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		400	326
2.348% due 01/15/2025		900	854
2.750% due 01/15/2030		1,900	1,640

Sunac China Holdings Ltd.
6.650% due 08/03/2024 ^(c)		650	156

Synchrony Financial
2.875% due 10/28/2031		1,700	1,205

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	91	107
5.801% due 10/13/2040		195	240
6.052% due 10/13/2039		6,903	8,678

TP ICAP Finance PLC
5.250% due 05/29/2026		4,900	5,716

Trust Fibra Uno
6.390% due 01/15/2050		$4,500	3,385
6.950% due 01/30/2044		1,620	1,326

UBS AG
5.125% due 05/15/2024 (g)		1,800	1,754

UBS Group AG
2.095% due 02/11/2032 •		700	544
4.375% due 02/10/2031 •(f)(g)		900	627
7.000% due 02/19/2025 •(f)(g)		200	190

UniCredit SpA
2.569% due 09/22/2026 •		8,650	7,837
5.459% due 06/30/2035 •		1,400	1,155
7.830% due 12/04/2023		8,300	8,377

United Wholesale Mortgage LLC
5.500% due 11/15/2025		2,000	1,895

UPC Broadband Finco BV
4.875% due 07/15/2031		2,000	1,732

VICI Properties LP
3.875% due 02/15/2029		3,550	3,160
4.125% due 08/15/2030		625	553
4.250% due 12/01/2026		2,030	1,896
5.750% due 02/01/2027		1,030	1,012

Wells Fargo & Co.
2.164% due 02/11/2026 •		2,000	1,883
2.393% due 06/02/2028 •		2,900	2,613
3.000% due 04/22/2026		282	267
3.068% due 04/30/2041 •		2,100	1,568
3.196% due 06/17/2027 •		7,200	6,776

Welltower, Inc.
4.250% due 04/15/2028		385	369

Weyerhaeuser Co.
4.000% due 04/15/2030		2,410	2,255
6.950% due 10/01/2027		460	490
7.375% due 03/15/2032		508	584

Willis North America, Inc.
2.950% due 09/15/2029		200	176

			535,108

INDUSTRIALS 26.9%

AA Bond Co. Ltd.
6.500% due 01/31/2026	GBP	2,000	2,097

Academy Ltd.
6.000% due 11/15/2027		$1,000	977

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029		800	753
5.500% due 07/01/2028		1,000	970

AdaptHealth LLC
6.125% due 08/01/2028		1,050	965

Adevinta ASA
2.625% due 11/15/2025	EUR	1,000	1,035

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		$2,085	1,590

Agilent Technologies, Inc.
2.100% due 06/04/2030		370	309

Ahead DB Holdings LLC
6.625% due 05/01/2028		1,350	1,122

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	51

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Air Canada Pass-Through Trust
3.600% due 09/15/2028		$485	$449
5.250% due 10/01/2030		1,072	1,046

Aker BP ASA
3.750% due 01/15/2030		800	723
4.000% due 01/15/2031		1,300	1,182

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,270	1,235

Albertsons Cos., Inc.
4.625% due 01/15/2027		100	97

Alcon Finance Corp.
2.600% due 05/27/2030		900	776

Alibaba Group Holding Ltd.
4.000% due 12/06/2037		500	429

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	486
3.550% due 10/01/2027		600	561

ALROSA Finance SA
3.100% due 06/25/2027 ^(c)		5,500	828
4.650% due 04/09/2024 ^(c)		2,200	256

Altice Financing SA
2.250% due 01/15/2025	EUR	300	307
3.000% due 01/15/2028		1,200	1,041
5.750% due 08/15/2029		$6,375	5,074

Altice France Holding SA
8.000% due 05/15/2027	EUR	600	488
10.500% due 05/15/2027		$750	574

Altice France SA
2.125% due 02/15/2025	EUR	4,000	4,018
3.375% due 01/15/2028		1,025	872
4.250% due 10/15/2029		800	654
5.125% due 01/15/2029		$2,100	1,603
5.500% due 10/15/2029		5,225	4,000
8.125% due 02/01/2027		3,350	3,104

AMC Networks, Inc.
4.250% due 02/15/2029		3,530	2,174

American Airlines Pass-Through Trust
2.875% due 01/11/2036		3,844	3,174
3.000% due 04/15/2030		126	112
3.150% due 08/15/2033		297	261
3.200% due 12/15/2029		1,583	1,423
3.350% due 04/15/2031		1,513	1,354
3.375% due 11/01/2028		1,502	1,309
3.575% due 07/15/2029		894	824
3.600% due 03/22/2029		668	614
3.600% due 04/15/2031		136	118
3.650% due 02/15/2029		426	389
3.700% due 04/01/2028		288	264

American Airlines, Inc.
5.500% due 04/20/2026		7,275	7,168
5.750% due 04/20/2029		2,975	2,857

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		2,100	1,796

Amgen, Inc.
5.600% due 03/02/2043		2,400	2,475
5.650% due 03/02/2053		1,350	1,406

ANGI Group LLC
3.875% due 08/15/2028		1,810	1,377

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		400	350

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		520	494
4.600% due 04/15/2048		2,178	2,058
4.950% due 01/15/2042		2,100	2,076

Antofagasta PLC
2.375% due 10/14/2030		800	640

Apache Corp.
4.875% due 11/15/2027		870	808

Arches Buyer, Inc.
4.250% due 06/01/2028		1,505	1,259

Arconic Corp.
6.125% due 02/15/2028		420	414

Ardagh Packaging Finance PLC
2.125% due 08/15/2026	EUR	1,800	1,715

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ashtead Capital, Inc.
4.000% due 05/01/2028		$700	$651

ASP Unifrax Holdings, Inc.
5.250% due 09/30/2028		1,400	1,120
7.500% due 09/30/2029		700	476

Atlantia SpA
1.625% due 02/03/2025	EUR	500	515

ATS Corp.
4.125% due 12/15/2028		$650	577

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	1,500	1,521
3.875% due 11/01/2029		$1,825	1,635
4.625% due 07/15/2028		1,820	1,726

Axalta Coating Systems LLC
3.375% due 02/15/2029		1,250	1,073
4.750% due 06/15/2027		1,150	1,094

B.C. Unlimited Liability Co.
4.000% due 10/15/2030		3,400	2,919
4.375% due 01/15/2028		4,660	4,307

BAE Systems PLC
3.400% due 04/15/2030		1,000	919

Baidu, Inc.
1.720% due 04/09/2026		1,000	905
3.425% due 04/07/2030		600	543

BAT Capital Corp.
3.557% due 08/15/2027		1,074	999
4.390% due 08/15/2037		770	629
4.540% due 08/15/2047		766	571

Bausch Health Cos., Inc.
5.500% due 11/01/2025		500	412

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,100	2,056
4.375% due 12/15/2028		800	774

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,700	1,555

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		75	59

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		800	759

Becton Dickinson & Co.
2.823% due 05/20/2030		270	241

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	2,725	2,763

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (e)		$1,096	737

Black Knight InfoServ LLC
3.625% due 09/01/2028		430	392

Block Communications, Inc.
4.875% due 03/01/2028		1,600	1,384

Block, Inc.
2.750% due 06/01/2026		1,325	1,210
3.500% due 06/01/2031		1,400	1,151

Bloomin’ Brands, Inc.
5.125% due 04/15/2029		300	269

Boardwalk Pipelines LP
3.400% due 02/15/2031		1,260	1,097

Boeing Co.
3.250% due 02/01/2028		2,390	2,228
3.625% due 02/01/2031		1,075	986
5.040% due 05/01/2027		600	605
5.150% due 05/01/2030		1,235	1,243
5.805% due 05/01/2050		1,350	1,361
5.930% due 05/01/2060		2,570	2,572

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		870	795

Boston Scientific Corp.
2.650% due 06/01/2030		720	637

Boyne USA, Inc.
4.750% due 05/15/2029		1,000	894

British Airways Pass-Through Trust
2.900% due 09/15/2036		1,236	1,017
4.250% due 05/15/2034		868	814

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
2.600% due 02/15/2033		$1,000	$785
3.137% due 11/15/2035		906	697
3.187% due 11/15/2036		5,240	3,975
3.419% due 04/15/2033		2,380	1,993
3.469% due 04/15/2034		5,534	4,549
3.500% due 02/15/2041		1,625	1,227
3.750% due 02/15/2051		1,100	812
4.150% due 11/15/2030		322	299
4.300% due 11/15/2032		1,590	1,466
4.926% due 05/15/2037		1,038	945

Builders FirstSource, Inc.
4.250% due 02/01/2032		725	632

BWX Technologies, Inc.
4.125% due 06/30/2028		1,770	1,596

CA Magnum Holdings
5.375% due 10/31/2026		2,400	2,108

Cable One, Inc.
4.000% due 11/15/2030		1,575	1,284

Cablevision Lightpath LLC
3.875% due 09/15/2027		1,000	806

Caesars Entertainment, Inc.
6.250% due 07/01/2025		2,120	2,122

Cameron LNG LLC
3.302% due 01/15/2035		300	258
3.402% due 01/15/2038		400	345
3.701% due 01/15/2039		300	252

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		2,095	1,876

Carnival Corp.
4.000% due 08/01/2028		6,550	5,645
10.500% due 02/01/2026		1,825	1,903

Catalent Pharma Solutions, Inc.
3.500% due 04/01/2030		1,800	1,584
5.000% due 07/15/2027		140	137

CCO Holdings LLC
4.500% due 05/01/2032		600	491
4.500% due 06/01/2033		2,675	2,157
5.125% due 05/01/2027		6,000	5,677
5.375% due 06/01/2029		1,000	919

Centene Corp.
4.250% due 12/15/2027		2,200	2,122

Central Garden & Pet Co.
4.125% due 10/15/2030		1,200	1,061

CF Industries, Inc.
5.150% due 03/15/2034		2,825	2,711

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028		200	193

Charles River Laboratories International, Inc.
4.000% due 03/15/2031		375	328
4.250% due 05/01/2028		420	394

Charter Communications Operating LLC
3.500% due 06/01/2041		2,200	1,512
3.700% due 04/01/2051		6,600	4,232
3.750% due 02/15/2028		1,300	1,208
3.850% due 04/01/2061		3,325	2,077
3.900% due 06/01/2052		1,875	1,242
4.400% due 12/01/2061		2,525	1,728
5.125% due 07/01/2049		4,840	3,836
5.375% due 04/01/2038		500	436
5.375% due 05/01/2047		100	83
6.464% (US0003M + 1.650%) due 02/01/2024 ~		3,604	3,618
6.484% due 10/23/2045		2,200	2,087

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,410	1,300
5.875% due 03/31/2025		4,950	4,988

Cheniere Energy Partners LP
4.000% due 03/01/2031		2,625	2,339

Cheniere Energy, Inc.
4.625% due 10/15/2028		3,625	3,449

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	2,000	2,024
5.500% due 01/15/2028		$300	267

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chesapeake Energy Corp.
5.500% due 02/01/2026		$1,600	$1,576
5.875% due 02/01/2029		225	214
6.750% due 04/15/2029		1,525	1,515

Chobani LLC
4.625% due 11/15/2028		900	821

Choice Hotels International, Inc.
3.700% due 12/01/2029		1,850	1,663

Clarivate Science Holdings Corp.
3.875% due 07/01/2028		1,725	1,541
4.875% due 07/01/2029		1,200	1,086

CommScope Technologies LLC
5.000% due 03/15/2027		1,000	732

CommScope, Inc.
4.750% due 09/01/2029		3,000	2,503
6.000% due 03/01/2026		593	573
7.125% due 07/01/2028 (j)		3,110	2,298
8.250% due 03/01/2027		965	791

Community Health Systems, Inc.
5.250% due 05/15/2030		2,150	1,689
5.625% due 03/15/2027		2,275	2,000
6.000% due 01/15/2029		1,000	847
6.875% due 04/15/2029		2,975	1,845

Connect Finco SARL
6.750% due 10/01/2026		2,840	2,672

Consolidated Communications, Inc.
5.000% due 10/01/2028		550	374

Constellation Brands, Inc.
4.100% due 02/15/2048		1,000	828

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		607	359

Continental Resources, Inc.
4.375% due 01/15/2028		500	472

Continental Wind LLC
6.000% due 02/28/2033		160	164

CoStar Group, Inc.
2.800% due 07/15/2030		1,020	856

Coty, Inc.
3.875% due 04/15/2026	EUR	775	810
5.000% due 04/15/2026		$3,075	2,970

CSC Holdings LLC
5.375% due 02/01/2028		900	738
6.500% due 02/01/2029		650	540

CVS Health Corp.
3.250% due 08/15/2029		100	91
4.780% due 03/25/2038		715	682

CVS Pass-Through Trust
5.773% due 01/10/2033		240	243
5.926% due 01/10/2034		26	26
6.036% due 12/10/2028		59	60
6.943% due 01/10/2030		5,805	5,987
7.507% due 01/10/2032		4,306	4,642
8.353% due 07/10/2031		939	1,031

DAE Funding LLC
1.550% due 08/01/2024		2,250	2,117
1.625% due 02/15/2024		4,300	4,115
2.625% due 03/20/2025		4,000	3,766

DaVita, Inc.
4.625% due 06/01/2030		710	607

DCP Midstream Operating LP
3.250% due 02/15/2032		2,350	1,984
5.625% due 07/15/2027		1,170	1,182

Dell International LLC
3.450% due 12/15/2051		3,000	1,956
6.020% due 06/15/2026		3,300	3,389
8.100% due 07/15/2036		594	694
8.350% due 07/15/2046		717	875

Dell, Inc.
6.500% due 04/15/2038		1,920	1,945

Delta Air Lines, Inc.
4.500% due 10/20/2025		3,300	3,247
4.750% due 10/20/2028		2,705	2,613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Foreign Asset Co. (9.000% Cash or 13.000% PIK)
9.000% due 04/22/2027 (b)	$2,989	$2,884

Diamond Sports Group LLC
5.375% due 08/15/2026 ^(c)	3,163	178
6.625% due 08/15/2027 ^(c)	1,677	23

DirecTV Financing LLC
5.875% due 08/15/2027	3,400	3,083

DISH DBS Corp.
5.250% due 12/01/2026	1,950	1,560
5.750% due 12/01/2028	5,000	3,741

DT Midstream, Inc.
4.125% due 06/15/2029	1,480	1,299
4.375% due 06/15/2031	1,880	1,640

eBay, Inc.
2.700% due 03/11/2030	1,090	956

Ecopetrol SA
7.375% due 09/18/2043	2,130	1,770

Edgewell Personal Care Co.
4.125% due 04/01/2029	1,300	1,140
5.500% due 06/01/2028	1,200	1,151

Edwards Lifesciences Corp.
4.300% due 06/15/2028	368	367

Elanco Animal Health, Inc.
6.650% due 08/28/2028	1,470	1,392

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	1,700	1,066

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030	1,000	927
4.700% due 05/07/2050	4,700	4,133

Endurance International Group Holdings, Inc.
6.000% due 02/15/2029	1,325	897

Energean Israel Finance Ltd.
4.875% due 03/30/2026	1,850	1,718

Energy Transfer LP
3.750% due 05/15/2030	780	720
5.000% due 05/15/2050	675	577
5.250% due 04/15/2029	200	199
5.875% due 01/15/2024	130	130
5.950% due 12/01/2025	40	41
6.125% due 12/15/2045	2,080	2,015
6.500% due 02/01/2042	800	831

EnLink Midstream LLC
5.625% due 01/15/2028	750	736

Enterprise Products Operating LLC
4.200% due 01/31/2050	200	170

EQM Midstream Partners LP
4.500% due 01/15/2029	2,220	1,890
6.000% due 07/01/2025	144	143
6.500% due 07/01/2027	1,930	1,873

EQT Corp.
5.000% due 01/15/2029	900	855
7.000% due 02/01/2030	2,000	2,095

Expedia Group, Inc.
2.950% due 03/15/2031	364	304
3.250% due 02/15/2030	90	78
4.625% due 08/01/2027	400	392
6.250% due 05/01/2025	1,323	1,340

FAGE International SA
5.625% due 08/15/2026	741	693

Fair Isaac Corp.
4.000% due 06/15/2028	2,095	1,945

Ferguson Finance PLC
3.250% due 06/02/2030	600	521

First Student Bidco, Inc.
4.000% due 07/31/2029	2,675	2,330

Fiserv, Inc.
4.400% due 07/01/2049	520	445

Ford Motor Co.
3.250% due 02/12/2032	1,900	1,496

Foundation Building Materials, Inc.
6.000% due 03/01/2029	375	298

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	2,920	2,752

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 08/01/2028		$1,000	$938
5.250% due 09/01/2029		500	491

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		2,940	2,213

Frontier Communications Holdings LLC
5.875% due 10/15/2027		2,750	2,502
6.750% due 05/01/2029		1,220	968

Full House Resorts, Inc.
8.250% due 02/15/2028		2,975	2,710

Gap, Inc.
3.625% due 10/01/2029		3,100	2,214
3.875% due 10/01/2031		1,550	1,077

Garda World Security Corp.
4.625% due 02/15/2027		660	593

Gartner, Inc.
3.750% due 10/01/2030		2,825	2,538
4.500% due 07/01/2028		910	865

Gazprom PJSC Via Gaz Capital SA
8.625% due 04/28/2034		5,500	5,170

Gen Digital, Inc.
5.000% due 04/15/2025		185	182

General Motors Co.
6.800% due 10/01/2027 (h)		600	635

Global Medical Response, Inc.
6.500% due 10/01/2025		1,275	933

Global Partners LP
6.875% due 01/15/2029		1,670	1,554

Globo Comunicacao e Participacoes SA
4.875% due 01/22/2030		500	399

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		290	282

goeasy Ltd.
5.375% due 12/01/2024		4,030	3,806

GoTo Group, Inc.
5.500% due 09/01/2027		2,060	1,057

Graphic Packaging International LLC
3.500% due 03/01/2029		1,610	1,396

Gray Oak Pipeline LLC
3.450% due 10/15/2027		470	426

Grifols Escrow Issuer SA
3.875% due 10/15/2028	EUR	1,750	1,482
4.750% due 10/15/2028		$900	739

GYP Holdings Corp.
4.625% due 05/01/2029		400	343

HCA, Inc.
3.500% due 09/01/2030		1,230	1,096
4.500% due 02/15/2027		3,360	3,284
5.375% due 09/01/2026		2,813	2,825
5.625% due 09/01/2028		3,224	3,264
5.875% due 02/15/2026		205	208
5.875% due 02/01/2029		1,600	1,636

HealthEquity, Inc.
4.500% due 10/01/2029		2,000	1,779

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		6,375	5,385
3.750% due 05/01/2029		5,000	4,480
4.000% due 05/01/2031		1,375	1,205
5.750% due 05/01/2028		1,500	1,501

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		1,100	940
5.000% due 06/01/2029		1,675	1,490

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		582	575

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027		900	850

iHeartCommunications, Inc.
6.375% due 05/01/2026		529	468
8.375% due 05/01/2027		959	699

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	2,200	2,378

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		1,200	1,146

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,650	1,514

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	53

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imola Merger Corp.
4.750% due 05/15/2029		$1,825	$1,635

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	1,000	975
3.375% due 01/15/2026		$1,100	998

Infor, Inc.
1.750% due 07/15/2025		900	823

Innophos Holdings, Inc.
9.375% due 02/15/2028		1,130	1,156

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028		2,150	1,854

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		5,213	4,792

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	800	815

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (b)		$575	532

Jaguar Land Rover Automotive PLC
4.500% due 07/15/2028 (j)	EUR	3,000	2,676
6.875% due 11/15/2026 (j)		2,725	2,833

JetBlue Pass-Through Trust
4.000% due 05/15/2034		$1,669	1,534

John Lewis PLC
4.250% due 12/18/2034	GBP	800	645

Kansas City Southern
3.500% due 05/01/2050		$500	379
4.200% due 11/15/2069		270	218

Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	11,753

Kraft Heinz Foods Co.
4.375% due 06/01/2046		7,600	6,628
5.000% due 06/04/2042		4,000	3,840
6.875% due 01/26/2039		1,000	1,134

Lamar Media Corp.
3.625% due 01/15/2031		775	667
4.000% due 02/15/2030		500	443

Las Vegas Sands Corp.
3.900% due 08/08/2029		1,630	1,473

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026		500	448

Leidos, Inc.
2.300% due 02/15/2031		950	771
4.375% due 05/15/2030		640	603

Lenovo Group Ltd.
3.421% due 11/02/2030		3,000	2,516

Level 3 Financing, Inc.
3.400% due 03/01/2027		600	475
3.625% due 01/15/2029		4,250	2,354
3.750% due 07/15/2029		1,825	975
3.875% due 11/15/2029		980	710

Leviathan Bond Ltd.
5.750% due 06/30/2023		1,000	999
6.500% due 06/30/2027		1,470	1,415

LifePoint Health, Inc.
5.375% due 01/15/2029		1,875	1,148

Live Nation Entertainment, Inc.
4.750% due 10/15/2027		480	445

Madison IAQ LLC
5.875% due 06/30/2029		1,100	851

Marriott International, Inc.
3.500% due 10/15/2032		2,210	1,939

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029		575	490

Masco Corp.
4.500% due 05/15/2047		490	412

Masonite International Corp.
3.500% due 02/15/2030		5,300	4,401

Mattel, Inc.
3.375% due 04/01/2026		875	824
3.750% due 04/01/2029		725	652
5.875% due 12/15/2027		400	398

MEG Energy Corp.
5.875% due 02/01/2029		550	530

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		$700	$659
5.250% due 04/26/2026		1,700	1,534
5.375% due 12/04/2029		5,700	4,671
5.625% due 07/17/2027		1,630	1,436
5.750% due 07/21/2028		200	173

MGM China Holdings Ltd.
4.750% due 02/01/2027		4,800	4,305
5.375% due 05/15/2024		2,250	2,200
5.875% due 05/15/2026		2,675	2,521

MGM Resorts International
5.500% due 04/15/2027		1,110	1,078

Midwest Gaming Borrower LLC
4.875% due 05/01/2029		1,400	1,219

Mileage Plus Holdings LLC
6.500% due 06/20/2027		680	678

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	1,915

MMK International Capital DAC
4.375% due 06/13/2024 ^(c)		$3,300	991

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		1,175	935

MPLX LP
4.250% due 12/01/2027		100	97

National Fuel Gas Co.
2.950% due 03/01/2031		1,150	925

NCL Corp. Ltd.
3.625% due 12/15/2024		2,150	2,002
5.875% due 02/15/2027		900	840

NCR Corp.
5.000% due 10/01/2028		3,740	3,291

Netflix, Inc.
3.625% due 05/15/2027	EUR	4,730	5,092
3.625% due 06/15/2030		2,000	2,088
3.875% due 11/15/2029		3,200	3,411
4.875% due 06/15/2030		$2,560	2,551
5.375% due 11/15/2029		1,655	1,683
5.875% due 11/15/2028		5,900	6,215
6.375% due 05/15/2029		1,070	1,147

New Albertsons LP
6.570% due 02/23/2028		800	802

Newell Brands, Inc.
4.875% due 06/01/2025		480	468

Nexstar Media, Inc.
5.625% due 07/15/2027		450	416

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024	EUR	1,000	1,067

Nissan Motor Co. Ltd.
3.201% due 09/17/2028		1,500	1,462
4.345% due 09/17/2027		$3,000	2,832
4.810% due 09/17/2030		5,880	5,328

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		682	751

Northriver Midstream Finance LP
5.625% due 02/15/2026		2,350	2,208

Novelis Corp.
3.250% due 11/15/2026		600	549
3.875% due 08/15/2031		700	591

NPC Ukrenergo
6.875% due 11/09/2028 ^(c)		600	105

NuStar Logistics LP
5.750% due 10/01/2025		1,800	1,753
6.375% due 10/01/2030		1,310	1,258

NVR, Inc.
3.000% due 05/15/2030		940	828

NXP BV
3.150% due 05/01/2027		200	185
3.875% due 06/18/2026		1,400	1,353

Occidental Petroleum Corp.
5.500% due 12/01/2025 (h)		2,625	2,624
6.375% due 09/01/2028		3,980	4,125
6.450% due 09/15/2036		250	263
6.625% due 09/01/2030		1,990	2,098
8.875% due 07/15/2030		1,040	1,211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (e)(f)		$3,197	$3

Olympus Water U.S. Holding Corp.
3.875% due 10/01/2028	EUR	1,750	1,549
4.250% due 10/01/2028		$1,700	1,408

ON Semiconductor Corp.
3.875% due 09/01/2028		1,820	1,640

Open Text Holdings, Inc.
4.125% due 02/15/2030		600	515

Oracle Corp.
3.600% due 04/01/2040		2,110	1,640
3.600% due 04/01/2050		4,700	3,338
3.800% due 11/15/2037		600	499
3.850% due 04/01/2060		4,700	3,286
3.950% due 03/25/2051 (h)		1,200	905
4.000% due 11/15/2047		3,000	2,292

Organon & Co.
4.125% due 04/30/2028		8,000	7,320
5.125% due 04/30/2031		1,800	1,599

Outfront Media Capital LLC
4.250% due 01/15/2029		950	790
5.000% due 08/15/2027		460	415

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		1,000	875

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		3,100	2,788

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		1,300	1,299
5.375% due 05/05/2045		2,000	1,900

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		100	88
3.450% due 07/01/2024		1,610	1,568

Performance Food Group, Inc.
6.875% due 05/01/2025		800	803

Pertamina Persero PT
4.150% due 02/25/2060		1,000	742
4.175% due 01/21/2050		1,500	1,170
4.700% due 07/30/2049		3,000	2,491
5.625% due 05/20/2043		3,100	2,938
6.500% due 05/27/2041		3,000	3,098
6.500% due 11/07/2048		3,500	3,636

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(c)		11,221	505
5.500% due 04/12/2037 ^(c)		47,485	1,959

Petroleos Mexicanos
6.350% due 02/12/2048		4,526	2,787
6.375% due 01/23/2045		8,510	5,382
6.625% due 06/15/2035		3,000	2,190
6.625% due 06/15/2038		6,400	4,414
6.700% due 02/16/2032		2,538	2,022
6.750% due 09/21/2047		13,456	8,757
6.950% due 01/28/2060		7,462	4,829
7.690% due 01/23/2050		22,770	16,086

Petrorio Luxembourg Trading SARL
6.125% due 06/09/2026		900	846

PetSmart, Inc.
4.750% due 02/15/2028		1,950	1,832
7.750% due 02/15/2029		825	811

Post Holdings, Inc.
4.625% due 04/15/2030		2,510	2,252
5.625% due 01/15/2028		200	196

Presidio Holdings, Inc.
4.875% due 02/01/2027		1,810	1,732
8.250% due 02/01/2028		460	438

Prestige Brands, Inc.
3.750% due 04/01/2031		850	721
5.125% due 01/15/2028		100	97

Prime Security Services Borrower LLC
3.375% due 08/31/2027		3,400	3,051
5.750% due 04/15/2026		1,440	1,431

Prosus NV
1.539% due 08/03/2028	EUR	1,500	1,328
1.985% due 07/13/2033		2,350	1,767
3.061% due 07/13/2031		$1,850	1,459
3.680% due 01/21/2030		1,200	1,021

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.832% due 02/08/2051		$2,000	$1,286
4.027% due 08/03/2050		900	593

PTC, Inc.
4.000% due 02/15/2028		200	187

Quanta Services, Inc.
2.900% due 10/01/2030		975	842

Radiate Holdco LLC
4.500% due 09/15/2026		4,000	3,134
6.500% due 09/15/2028		1,300	535

Rede D’or Finance SARL
4.500% due 01/22/2030		684	563

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		480	448

Rockies Express Pipeline LLC
4.800% due 05/15/2030		1,430	1,257

Roller Bearing Co. of America, Inc.
4.375% due 10/15/2029		1,000	894

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	1,000	1,076

RP Escrow Issuer LLC
5.250% due 12/15/2025		$925	702

S&P Global, Inc.
4.250% due 05/01/2029		400	394
4.750% due 08/01/2028		345	350

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		2,300	2,220
5.625% due 03/01/2025		7,544	7,595
5.750% due 05/15/2024		4,900	4,913

Sabre Global, Inc.
7.375% due 09/01/2025		740	662

Sands China Ltd.
3.350% due 03/08/2029		3,700	3,076
3.750% due 08/08/2031		2,100	1,689
4.300% due 01/08/2026		1,000	940
5.625% due 08/08/2025		2,100	2,049
5.900% due 08/08/2028		4,100	3,895

Santos Finance Ltd.
3.649% due 04/29/2031		1,325	1,108

Sasol Financing USA LLC
4.375% due 09/18/2026		1,800	1,629
5.875% due 03/27/2024		5,300	5,243

Saudi Arabian Oil Co.
3.250% due 11/24/2050		550	384
3.500% due 11/24/2070		2,000	1,355

Seagate HDD Cayman
9.625% due 12/01/2032		3,698	4,148

Sensata Technologies BV
4.000% due 04/15/2029		2,500	2,261

SIG Combibloc PurchaseCo SARL
1.875% due 06/18/2023	EUR	1,400	1,515
2.125% due 06/18/2025		1,400	1,467

Simmons Foods, Inc.
4.625% due 03/01/2029		$250	203

Sirius XM Radio, Inc.
3.875% due 09/01/2031		1,050	817
4.125% due 07/01/2030		1,200	982

Smith & Nephew PLC
2.032% due 10/14/2030		1,700	1,380

Southern Co.
3.700% due 04/30/2030		2,300	2,154

Southwestern Energy Co.
5.375% due 02/01/2029		660	623

Spectrum Brands, Inc.
3.875% due 03/15/2031		425	348
5.500% due 07/15/2030		2,100	1,850

Speedway Motorsports LLC
4.875% due 11/01/2027		950	873

Spirit AeroSystems, Inc.
7.500% due 04/15/2025		1,140	1,141

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		73	61
4.100% due 10/01/2029		364	339

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		2,200	2,187

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SRS Distribution, Inc.
4.625% due 07/01/2028		$1,525	$1,356
6.125% due 07/01/2029		500	423

Stagwell Global LLC
5.625% due 08/15/2029		3,000	2,634

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	3,990	3,766
3.375% due 01/15/2031		$6,420	5,167
4.375% due 07/15/2030		1,190	1,037
4.750% due 01/15/2028		1,200	1,123
5.000% due 02/15/2027		1,170	1,113

Staples, Inc.
7.500% due 04/15/2026		1,031	904

Station Casinos LLC
4.500% due 02/15/2028		1,220	1,102
4.625% due 12/01/2031		2,000	1,691

Stryker Corp.
2.900% due 06/15/2050		400	283

Studio City Finance Ltd.
5.000% due 01/15/2029		1,250	961

Suburban Propane Partners LP
5.000% due 06/01/2031		1,075	941

Sunoco LP
4.500% due 05/15/2029		1,875	1,723

Superior Plus LP
4.500% due 03/15/2029		800	715

Syneos Health, Inc.
3.625% due 01/15/2029		1,500	1,234

T-Mobile USA, Inc.
2.050% due 02/15/2028		2,300	2,042
2.250% due 02/15/2026		1,300	1,210
2.550% due 02/15/2031		1,165	988
2.625% due 02/15/2029		2,475	2,183
2.875% due 02/15/2031		3,210	2,773
3.000% due 02/15/2041		1,700	1,262
3.300% due 02/15/2051		1,000	712
3.500% due 04/15/2031		3,325	2,993
3.750% due 04/15/2027		760	731
3.875% due 04/15/2030		4,650	4,367

TeamSystem SpA
3.500% due 02/15/2028	EUR	400	384

Teck Resources Ltd.
3.900% due 07/15/2030		$1,040	956

TEGNA, Inc.
4.625% due 03/15/2028		2,150	1,884
4.750% due 03/15/2026		1,000	950

Teleflex, Inc.
4.625% due 11/15/2027		200	196

Tencent Holdings Ltd.
3.240% due 06/03/2050		1,200	789
3.290% due 06/03/2060		1,000	626
3.595% due 01/19/2028		1,000	945
3.925% due 01/19/2038		200	167
3.940% due 04/22/2061		2,000	1,424

Tenet Healthcare Corp.
4.375% due 01/15/2030		1,200	1,078
4.625% due 06/15/2028		660	610

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027		1,500	1,418

Topaz Solar Farms LLC
5.750% due 09/30/2039		640	609

TopBuild Corp.
4.125% due 02/15/2032		1,000	837

TransDigm, Inc.
4.625% due 01/15/2029		775	690

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		800	653

Travel & Leisure Co.
4.500% due 12/01/2029		2,100	1,824
4.625% due 03/01/2030		1,100	945
5.650% due 04/01/2024		9,291	9,271
6.000% due 04/01/2027		188	187

TreeHouse Foods, Inc.
4.000% due 09/01/2028		1,690	1,496

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TripAdvisor, Inc.
7.000% due 07/15/2025		$870	$873

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		200	178

Twilio, Inc.
3.625% due 03/15/2029		1,800	1,555

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		244	228

U.S. Foods, Inc.
4.750% due 02/15/2029		600	555

U.S. Renal Care, Inc.
10.625% due 07/15/2027		2,227	588

Uber Technologies, Inc.
4.500% due 08/15/2029		950	867

United Airlines Pass-Through Trust
2.700% due 11/01/2033		265	224
2.900% due 11/01/2029		571	488
3.100% due 01/07/2030		195	176
3.500% due 09/01/2031		392	353
4.150% due 02/25/2033		1,125	1,013
5.875% due 04/15/2029		3,976	3,970

United Airlines, Inc.
4.375% due 04/15/2026		5,080	4,866
4.625% due 04/15/2029		1,400	1,268

Univision Communications, Inc.
4.500% due 05/01/2029		2,400	2,019
6.625% due 06/01/2027		4,210	3,996

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		1,486	1,510

Vale Overseas Ltd.
3.750% due 07/08/2030		460	413
6.875% due 11/10/2039		770	798

Valvoline, Inc.
3.625% due 06/15/2031		1,375	1,169

Verisure Holding AB
3.250% due 02/15/2027	EUR	2,000	1,931

Veritas U.S., Inc.
7.500% due 09/01/2025		$1,040	784

Vertiv Group Corp.
4.125% due 11/15/2028		1,775	1,568

Viasat, Inc.
5.625% due 09/15/2025		500	475
6.500% due 07/15/2028		1,590	1,177

Viavi Solutions, Inc.
3.750% due 10/01/2029		1,300	1,113

Viking Cruises Ltd.
7.000% due 02/15/2029		1,200	1,030
13.000% due 05/15/2025		3,030	3,203

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		550	473

Viper Energy Partners LP
5.375% due 11/01/2027		660	635

Virgin Media Finance PLC
5.000% due 07/15/2030		2,700	2,235

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	5,200	5,233
5.000% due 04/15/2027		3,200	3,707
5.250% due 05/15/2029		100	108
5.500% due 05/15/2029		$8,710	8,121

Virgin Media Vendor Financing Notes DAC
4.875% due 07/15/2028	GBP	3,100	3,264

Vmed O2 U.K. Financing PLC
3.250% due 01/31/2031	EUR	2,400	2,128
4.250% due 01/31/2031		$3,850	3,280

VOC Escrow Ltd.
5.000% due 02/15/2028		2,518	2,238

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	400	380

Western Digital Corp.
4.750% due 02/15/2026		$3,040	2,921

Western Midstream Operating LP
3.350% due 02/01/2025		200	191
4.300% due 02/01/2030		2,320	2,114

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	55

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		$100	$98

White Cap Buyer LLC
6.875% due 10/15/2028		1,050	912

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)		700	638

Windstream Escrow LLC
7.750% due 08/15/2028		1,000	820

WMG Acquisition Corp.
2.250% due 08/15/2031	EUR	800	692

WR Grace Holdings LLC
4.875% due 06/15/2027		$3,810	3,677

WRKCo, Inc.
4.000% due 03/15/2028		464	444

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		2,760	2,545

Wynn Las Vegas LLC
5.250% due 05/15/2027		3,800	3,595
5.500% due 03/01/2025		1,225	1,203

Wynn Macau Ltd.
5.500% due 01/15/2026		2,620	2,433
5.500% due 10/01/2027		600	524
5.625% due 08/26/2028		5,325	4,534

Wynn Resorts Finance LLC
5.125% due 10/01/2029		2,250	2,046

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,630	1,640

Yum! Brands, Inc.
4.625% due 01/31/2032		2,125	1,978

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		2,000	1,522
6.125% due 03/01/2028		1,400	853

ZipRecruiter, Inc.
5.000% due 01/15/2030		1,000	856

ZoomInfo Technologies LLC
3.875% due 02/01/2029		1,200	1,040

			947,063

UTILITIES 5.0%

Alabama Power Co.
1.450% due 09/15/2030		1,570	1,261

Ameren Illinois Co.
3.250% due 03/15/2050		300	224

AT&T, Inc.
2.550% due 12/01/2033		547	440
2.750% due 06/01/2031		2,000	1,724
3.500% due 06/01/2041		2,000	1,580
3.500% due 09/15/2053		2,526	1,837
3.550% due 09/15/2055		10,091	7,256
3.650% due 09/15/2059		5,552	3,974
3.800% due 12/01/2057		1,157	861

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028		575	517

Blue Racer Midstream LLC
7.625% due 12/15/2025		325	322

Centrais Eletricas Brasileiras SA
3.625% due 02/04/2025		600	565

Clearway Energy Operating LLC
3.750% due 02/15/2031		2,665	2,301

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030		600	584

Crestwood Midstream Partners LP
6.000% due 02/01/2029		1,975	1,883

CrownRock LP
5.000% due 05/01/2029		1,325	1,236

Diamond Offshore Drilling, Inc.
9.000% due 12/21/2026 «		47	46

Duke Energy Florida LLC
1.750% due 06/15/2030		900	744

Edison International
3.550% due 11/15/2024		400	389

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Electricite de France SA
5.250% due 10/13/2055		$300	$263

Enel Finance International NV
2.250% due 07/12/2031		1,700	1,332
2.650% due 09/10/2024		2,200	2,125
6.000% due 10/07/2039		1,300	1,283

Entergy Corp.
2.950% due 09/01/2026		100	94

Entergy Texas, Inc.
1.750% due 03/15/2031		2,000	1,612

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		3,800	3,601
6.750% due 08/06/2023		1,000	994

Exelon Corp.
4.050% due 04/15/2030		790	755
4.700% due 04/15/2050		200	182

FEL Energy SARL
5.750% due 12/01/2040		4,897	4,044

FirstEnergy Corp.
2.250% due 09/01/2030		280	231

FirstEnergy Transmission LLC
2.866% due 09/15/2028		2,000	1,807

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029		4,800	3,114
3.250% due 02/25/2030		3,430	2,212

Genesis Energy LP
8.000% due 01/15/2027		1,525	1,509

India Green Energy Holdings
5.375% due 04/29/2024		1,200	1,161

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		300	276

Kentucky Utilities Co.
3.300% due 06/01/2050		100	73

Lumen Technologies, Inc.
4.000% due 02/15/2027		580	383

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		650	629

Narragansett Electric Co.
3.395% due 04/09/2030		600	550

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	6,900	4,269

NGPL PipeCo LLC
4.875% due 08/15/2027		$1,602	1,555
7.768% due 12/15/2037		1,139	1,258

NiSource, Inc.
3.600% due 05/01/2030		1,000	924

ONEOK, Inc.
6.350% due 01/15/2031		1,000	1,049
7.500% due 09/01/2023		1,498	1,503

Pacific Gas & Electric Co.
2.100% due 08/01/2027		300	262
2.500% due 02/01/2031		1,400	1,135
2.950% due 03/01/2026		400	372
3.150% due 01/01/2026		1,110	1,037
3.250% due 06/01/2031		350	297
3.300% due 03/15/2027		700	641
3.300% due 12/01/2027		2,900	2,614
3.400% due 08/15/2024		800	778
3.500% due 06/15/2025		1,610	1,536
3.500% due 08/01/2050		130	86
3.750% due 02/15/2024		890	874
3.750% due 07/01/2028		150	138
3.750% due 08/15/2042		100	71
3.950% due 12/01/2047		1,000	713
4.200% due 03/01/2029		2,000	1,831
4.200% due 06/01/2041		500	395
4.250% due 08/01/2023		100	99
4.250% due 03/15/2046		200	148
4.300% due 03/15/2045		600	452
4.450% due 04/15/2042		500	393
4.500% due 07/01/2040		1,400	1,151
4.550% due 07/01/2030		544	510
4.600% due 06/15/2043		300	237
4.650% due 08/01/2028		800	753
4.950% due 07/01/2050		444	367

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pattern Energy Operations LP
4.500% due 08/15/2028	$920	$843

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.000% due 06/30/2030	5,200	4,471
4.000% due 06/30/2050	5,400	3,859
4.375% due 02/05/2050	1,000	758
4.875% due 07/17/2049	3,200	2,615
6.150% due 05/21/2048	2,820	2,744
6.250% due 01/25/2049	2,000	1,942

Rio Oil Finance Trust
8.200% due 04/06/2028	2,031	2,049
9.250% due 07/06/2024	4,681	4,739

San Diego Gas & Electric Co.
1.700% due 10/01/2030	1,900	1,552

Southern California Edison Co.
2.850% due 08/01/2029	100	90
3.650% due 02/01/2050	1,475	1,139
4.650% due 10/01/2043	800	727
4.875% due 03/01/2049	300	278
5.625% due 02/01/2036	1,000	1,032
6.650% due 04/01/2029	200	216

Southern California Gas Co.
2.550% due 02/01/2030	800	699

Southern Gas Corridor CJSC
6.875% due 03/24/2026	6,980	7,120

Sprint LLC
7.125% due 06/15/2024	12,045	12,255
7.625% due 02/15/2025	12,440	12,911
7.625% due 03/01/2026	2,725	2,884
7.875% due 09/15/2023	8,155	8,223

System Energy Resources, Inc.
2.140% due 12/09/2025	1,200	1,107

Tallgrass Energy Partners LP
6.000% due 12/31/2030	2,775	2,484
7.500% due 10/01/2025	930	931

Targa Resources Partners LP
4.000% due 01/15/2032	775	676
4.875% due 02/01/2031	4,645	4,351
6.875% due 01/15/2029	580	592

Telecom Italia Capital SA
7.200% due 07/18/2036	100	91
7.721% due 06/04/2038	150	139

Verizon Communications, Inc.
2.550% due 03/21/2031	1,800	1,534
2.987% due 10/30/2056	4,300	2,801

Vodafone Group PLC
4.375% due 02/19/2043	3,700	3,144
4.875% due 06/19/2049	930	841
5.125% due 06/19/2059	700	640
5.250% due 05/30/2048	1,000	966
7.875% due 02/15/2030	300	350

VTR Comunicaciones SpA
5.125% due 01/15/2028	1,836	1,136

		178,351

Total Corporate Bonds & Notes (Cost $1,951,151)		1,660,522

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	810

Total Municipal Bonds & Notes (Cost $937)		810

U.S. GOVERNMENT AGENCIES 5.7%

Fannie Mae
0.000% due 09/25/2040 •(a)	371	18
0.955% due 09/25/2037 •(a)	430	32
5.211% due 10/18/2030 •	1	1
6.500% due 06/25/2028	14	14
6.850% due 12/18/2027	8	8

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
4.338% due 10/25/2044 - 02/25/2045 •	$31	$29
4.538% due 07/25/2044 ~	43	41
5.184% due 09/15/2030 •	3	3
6.500% due 07/25/2043	4	4

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 03/20/2026 - 07/20/2026 ~	4	4
2.750% due 11/20/2026 - 11/20/2027 • ~	5	5
2.875% (H15T1Y + 1.500%) due 05/20/2026 ~	3	3
6.112% due 09/16/2042 ~	172	171

U.S. Small Business Administration
4.340% due 03/01/2024	2	2

Uniform Mortgage-Backed Security
3.000% due 02/01/2047	608	557
3.500% due 11/01/2045 - 10/01/2048	6,390	6,029
4.000% due 07/01/2048 - 06/01/2049	1,450	1,410
5.000% due 11/01/2035	18	18

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2053	77,600	69,706
4.500% due 05/01/2053	86,200	84,485
5.000% due 05/01/2053	30,100	30,019
6.000% due 05/01/2053	7,400	7,549

Total U.S. Government Agencies (Cost $199,985)		200,108

U.S. TREASURY OBLIGATIONS 12.3%

U.S. Treasury Bonds
1.750% due 08/15/2041	14,900	10,800
1.875% due 02/15/2041	75,000	56,158
2.250% due 02/15/2052	15,800	11,790
2.875% due 05/15/2043	12,532	10,838
3.000% due 08/15/2052	7,100	6,239
3.125% due 02/15/2042	30,600	27,796
3.125% due 02/15/2043	18,631	16,767
3.750% due 11/15/2043	1,500	1,483

U.S. Treasury Notes
2.000% due 06/30/2024 (l)	42,600	41,351
2.125% due 02/29/2024 (l)(n)	17,100	16,708
2.125% due 07/31/2024	34,200	33,207
2.125% due 09/30/2024 (l)(n)	22,400	21,701
2.250% due 11/15/2024 (l)(n)	16,300	15,794
2.250% due 12/31/2024 (l)	87,000	84,181
2.625% due 12/31/2023	31,000	30,536
2.750% due 08/15/2032	14,400	13,555
2.875% due 10/31/2023 (l)	34,900	34,544

Total U.S. Treasury Obligations (Cost $475,594)		433,448

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%

Adjustable Rate Mortgage Trust
3.293% due 01/25/2036 ^~	34	31

American Home Mortgage Assets Trust
3.838% due 02/25/2047 •	20,012	8,037
5.035% due 05/25/2046 ^•	131	105
5.055% due 10/25/2046 •	420	226

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	1,927	1,453
7.021% due 12/25/2035 •	480	169

BAMLL Commercial Mortgage Securities Trust
5.734% due 04/15/2036 ~	3,600	3,539

Banc of America Funding Trust
3.257% due 03/20/2036 ~	18	16
3.618% due 09/20/2035 ^~	28	22
5.500% due 01/25/2036	36	36
6.000% due 07/25/2037 ^	215	175
6.000% due 08/25/2037 ^	59	47

Banc of America Mortgage Trust
3.311% due 06/25/2035 ~	56	47
3.903% due 02/25/2036 ^~	7	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.995% due 11/20/2046 ^~	$441	$391
6.000% due 10/25/2036 ^	72	60

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	600	573

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 ~	1	1
3.741% due 01/25/2035 ~	218	196
3.914% due 01/25/2034 ~	1	1
3.957% due 01/25/2035 ~	5	4
3.991% due 08/25/2035 ^~	309	281
4.082% due 01/25/2034 ~	4	3
4.340% due 02/25/2033 ~	1	1
4.594% due 02/25/2036 ^~	179	156

Bear Stearns ALT-A Trust
3.687% due 11/25/2036 ^~	112	52
3.690% due 08/25/2036 ^~	280	191
3.722% due 11/25/2036 ~	98	55
3.731% due 11/25/2036 ^~	2,146	1,125
3.942% due 05/25/2035 ~	66	61
3.964% due 09/25/2035 ^~	343	211
4.145% due 03/25/2036 ^~	176	134
5.185% due 08/25/2036 ^•	469	395

Chase Mortgage Finance Trust
5.500% due 11/25/2035	261	198
5.500% due 07/25/2037 ^	932	143

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.055% due 10/25/2046 •	649	636
5.095% due 01/25/2036 •	57	49

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	1,100	1,030

Citigroup Global Markets Mortgage Securities, Inc.
5.345% due 05/25/2032 •	6	6

Citigroup Mortgage Loan Trust
3.260% due 05/25/2035 ~	99	94
3.890% due 09/25/2037 ^~	204	174
3.905% due 09/25/2037 ^~	44	39
3.906% due 08/25/2035 ^~	15	12
3.950% due 05/25/2035 •	7	6
4.043% due 04/25/2037 ^~	179	147
4.322% due 03/25/2034 ~	9	9
5.410% due 10/25/2035 •	80	73
7.110% due 10/25/2035 ^~	101	96

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	470	408

Commercial Mortgage Trust
4.228% due 05/10/2051	1,000	953
4.489% due 07/10/2045 ~	204	203

Countrywide Alternative Loan Trust
3.373% due 10/25/2035 ^~	7	6
3.973% due 02/25/2037 ^~	437	363
4.138% due 12/25/2035 •	67	54
4.956% due 12/20/2046 ^•	766	611
4.971% due 07/20/2046 ^~	313	240
5.041% due 09/20/2046 •	389	267
5.085% due 06/25/2036 •	1,731	1,523
5.205% due 04/25/2046 •	5,543	4,797
5.245% due 02/25/2036 •	3,925	3,249
5.438% due 11/20/2035 •	2,111	1,881
5.500% due 03/25/2035	3,741	3,287
5.500% due 11/25/2035 ^	524	331
5.500% due 12/25/2035 ^	354	234
5.500% due 01/25/2036	108	67
5.750% due 02/25/2035	297	211
5.750% due 03/25/2037 ^~	87	50
6.000% due 02/25/2037 ^	2,421	942
6.250% due 11/25/2036 ^	694	540
6.250% due 12/25/2036 ^•	440	212
6.250% due 08/25/2037 ^	2,849	1,548

Countrywide Home Loan Mortgage Pass-Through Trust
4.168% due 02/25/2034 ~	94	86
4.241% due 07/20/2034 ~	75	69
5.305% due 05/25/2035 •	65	53
5.500% due 01/25/2035	195	192
5.500% due 09/25/2035 ^	80	73
5.500% due 12/25/2035 ^	199	118
6.000% due 05/25/2036 ^	134	67
6.000% due 01/25/2037 ^	2,765	1,457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Reperforming REMIC Trust
5.185% due 06/25/2035 ~		$48	$44

Credit Suisse First Boston Mortgage Securities Corp.
3.479% due 06/25/2033 ~		43	39
6.000% due 01/25/2036 ^		518	311

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.910% due 10/25/2035 ~		4	4
5.345% due 02/25/2035 •		1,070	1,018
5.500% due 12/25/2035 ^		202	175

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.800% due 07/25/2036 ^þ		81	68

Dragon Finance BV
4.512% due 07/13/2023 •	GBP	830	1,011

EMF-NL Prime BV
3.128% due 04/17/2041 •	EUR	454	469

Eurosail PLC
3.394% due 09/10/2044 •		4,400	4,481
4.971% due 09/13/2045 •	GBP	4,522	5,488
5.221% due 06/13/2045 •		3,245	3,934
5.221% due 06/13/2045 ~		279	340

First Horizon Mortgage Pass-Through Trust
3.978% due 02/25/2036 ~		$17	15
5.750% due 05/25/2037 ^		442	203

GMAC Mortgage Corp. Loan Trust
3.281% due 04/19/2036 ^~		31	23
3.602% due 11/19/2035 ~		29	25

GreenPoint Mortgage Funding Trust
5.385% due 11/25/2045 •		29	26

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.364% due 10/25/2033 ~		45	41

GSR Mortgage Loan Trust
3.154% due 06/25/2034 ~		10	9
3.306% due 05/25/2034 ~		65	57
3.591% due 05/25/2035 ~		138	113
3.895% due 01/25/2036 ^~		36	35
3.912% due 11/25/2035 ~		104	101
3.959% due 11/25/2035 ^~		57	33
4.324% due 09/25/2035 ~		5	5
6.000% due 02/25/2036 ^		1,005	532
6.000% due 03/25/2037 ^		169	96
6.000% due 05/25/2037 ^		53	40

HarborView Mortgage Loan Trust
3.741% due 06/19/2036 ^~		106	58
4.951% due 09/19/2037 •		286	243
5.141% due 01/19/2038 •		402	348
5.171% due 12/19/2036 •		2,064	1,698

HomeBanc Mortgage Trust
5.365% due 01/25/2036 ~		80	74

HPLY Trust
5.684% due 11/15/2036 •		766	749

IndyMac INDX Mortgage Loan Trust
3.067% due 07/25/2037 ~		97	62
3.251% due 06/25/2036 ~		203	179
3.471% due 08/25/2036 ~		49	36
5.325% due 07/25/2035 •		24	22
5.385% due 06/25/2037 ^•		69	75

JP Morgan Alternative Loan Trust
5.125% due 03/25/2037 •		496	482

JP Morgan Mortgage Trust
3.389% due 06/25/2037 ^~		699	524
3.410% due 07/27/2037 ~		540	490
3.702% due 07/25/2035 ~		6	6
3.702% due 06/25/2036 ^~		44	32
3.794% due 07/25/2035 ~		15	14
4.015% due 08/25/2035 ^~		122	99
4.073% due 04/25/2035 ~		151	140
4.145% due 04/25/2036 ^~		139	116
5.750% due 01/25/2036 ^		189	95

Lehman XS Trust
5.205% due 07/25/2037 ^•		281	250

MASTR Adjustable Rate Mortgages Trust
3.191% due 11/25/2033 ~		12	10
3.878% due 01/25/2047 ^•		89	88
5.325% due 05/25/2037 •		89	38

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	57

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.465% due 09/25/2037 •		$1,365	$1,327
5.525% due 05/25/2047 ^~		500	400

MASTR Alternative Loan Trust
5.000% due 06/26/2023		468	413
5.245% due 03/25/2036 ^~		503	53

Merrill Lynch Alternative Note Asset Trust
3.593% due 06/25/2037 ^~		89	51

Merrill Lynch Mortgage Investors Trust
3.595% due 05/25/2034 ~		79	67
4.124% due 11/25/2035 ~		33	32
5.265% due 02/25/2036 •		508	469

MFA Trust
1.381% due 04/25/2065 ~		3,279	2,974

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,810	3,621

Morgan Stanley Mortgage Loan Trust
3.036% due 11/25/2037 ~		580	372
6.000% due 10/25/2037 ^		3,911	2,352

MortgageIT Mortgage Loan Trust
5.345% due 09/25/2037 •		3,217	2,793

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,700	3,454

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047 þ		81	77

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
5.605% due 12/25/2035 •		437	396

Prime Mortgage Trust
5.345% due 02/25/2035 •		77	76

RBSGC Mortgage Loan Trust
5.500% due 11/25/2035 ^~		1,058	898

RBSSP Resecuritization Trust
6.500% due 10/26/2036 ~		941	807

Residential Accredit Loans, Inc. Trust
4.159% due 02/25/2035 ^~		53	42
5.045% due 05/25/2037 •		227	193
5.225% due 07/25/2036 •		93	77
5.245% due 12/25/2046 ^•		130	110
5.305% due 05/25/2037 ^•		36	30
5.326% due 02/25/2036 ^~		94	73
6.000% due 06/25/2036 ^		54	44
6.000% due 05/25/2037 ^		47	38
6.500% due 07/25/2036		214	171

Residential Asset Securitization Trust
4.750% due 06/26/2023		231	49
5.245% due 01/25/2046 ^•		730	227
6.000% due 02/25/2036		322	149
6.250% due 09/25/2037 ^		1,857	778

Residential Funding Mortgage Securities, Inc. Trust
4.148% due 09/25/2035 ^~		126	78
4.604% due 02/25/2036 ^~		194	163
6.000% due 10/25/2036 ^		209	170

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •	GBP	1,674	2,060

Structured Adjustable Rate Mortgage Loan Trust
3.636% due 09/25/2036 ^~		$701	463
3.845% due 01/25/2035 ~		91	89
4.450% due 09/25/2035 ~		501	437
4.486% due 03/25/2036 ^~		42	30
5.245% due 04/25/2047 •		287	244

Structured Asset Mortgage Investments Trust
5.285% due 05/25/2036 •		643	486
5.365% due 05/25/2046 ^•		49	30
5.421% due 09/19/2032 •		6	6

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.244% due 06/25/2033 ~		20	19

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	1,212	1,496

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$11,058	10,348
5.845% due 10/25/2048 •		8,999	8,965
5.845% due 05/25/2058 •		486	480

Verus Securitization Trust
3.889% due 03/25/2060 ~		100	95

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Mortgage Loan Trust LLC
3.525% due 08/20/2035 ^~	$87	$77
4.182% due 10/20/2035 ~	10	10

WaMu Mortgage Pass-Through Certificates Trust
3.519% due 02/27/2034 •	10	9
3.598% due 12/25/2036 ^~	189	159
3.601% due 02/25/2037 ^~	1,369	1,214
3.603% due 12/25/2046 •	117	101
3.754% due 09/25/2036 ^~	160	139
3.838% due 02/25/2047 ^•	295	241
3.888% due 06/25/2047 ^~	33	22
4.018% due 10/25/2046 ^•	544	446
4.138% due 08/25/2046 •	812	735
4.157% due 09/25/2033 ~	1,208	1,099
4.186% due 07/25/2046 •	515	412
4.338% due 11/25/2042 •	1	1
4.538% due 06/25/2042 •	1	1
4.538% due 08/25/2042 •	2	1
4.638% due 10/25/2046 ~	88	77
5.365% due 11/25/2045 •	459	408
5.385% due 12/25/2045 •	384	332
5.485% due 08/25/2045 •	233	220

Washington Mutual Mortgage Pass-Through Certificates Trust
3.978% due 05/25/2047 ^•	22	3
4.011% due 09/25/2036 þ	16,301	4,737
5.325% due 01/25/2047 ^•	339	295

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053	900	771
4.218% due 07/15/2046 ~	435	433

Wells Fargo Mortgage-Backed Securities Trust
4.169% due 09/25/2033 ~	12	12
4.364% due 04/25/2036 ^~	15	13
4.416% due 11/25/2037 ^~	197	166

Total Non-Agency Mortgage-Backed Securities (Cost $148,813)		129,674

ASSET-BACKED SECURITIES 3.4%

Aames Mortgage Investment Trust
6.150% due 06/25/2035 ~	8,000	7,009

Accredited Mortgage Loan Trust
6.000% due 04/25/2035 •	934	922

ACE Securities Corp. Home Equity Loan Trust
5.445% due 02/25/2036 •	85	84

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.520% due 01/25/2036 •	2,639	2,572

Argent Securities Trust
5.385% due 05/25/2036 ~	571	142

Asset-Backed Funding Certificates Trust
5.005% due 01/25/2037 •	540	314
5.065% due 01/25/2037 •	2,309	1,347
5.445% due 10/25/2034 •	212	212

Bear Stearns Asset-Backed Securities Trust
5.580% due 09/25/2035 ~	538	535
5.645% due 10/27/2032 •	15	14
5.645% due 09/25/2046 •	1,498	1,392
5.845% due 10/25/2037 •	3	3
5.895% due 08/25/2037 •	237	196
6.095% due 08/25/2037 •	274	268

Carrington Mortgage Loan Trust
5.640% due 09/25/2035 •	1,071	1,018
5.670% due 02/25/2035 •	2,678	2,579

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •	202	201

Citigroup Mortgage Loan Trust
5.345% due 08/25/2036 •	1,489	1,439
7.250% due 05/25/2036 þ	147	78

Countrywide Asset-Backed Certificates
5.545% due 11/25/2036 ~	776	629

Countrywide Asset-Backed Certificates Trust
4.334% due 10/25/2046 ^~	108	108
5.005% due 09/25/2046 •	5	5
5.065% due 09/25/2037 ^•	74	76
5.075% due 05/25/2037 •	2,027	1,886

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.105% due 11/25/2037 •	$3,975	$3,499
5.135% due 06/25/2037 •	3,416	3,249
5.135% due 11/25/2037 ~	6,051	5,483
5.456% due 07/25/2035 ~	3,598	3,492
6.095% due 08/25/2035 þ	117	115

CSAB Mortgage-Backed Trust
6.672% due 06/25/2036 ^þ	237	70

Fieldstone Mortgage Investment Trust
4.937% due 11/25/2036 •	927	536

First Franklin Mortgage Loan Trust
5.325% due 10/25/2036 •	833	562
6.120% due 07/25/2034 •	151	146

First NLC Trust
4.985% due 08/25/2037 •	140	73
5.125% due 08/25/2037 •	94	49

GSAA Home Equity Trust
5.185% due 09/25/2036 •	957	229
5.325% due 11/25/2036 •	11,468	4,083
5.445% due 03/25/2037 •	185	76
5.445% due 05/25/2047 •	117	77

Home Equity Asset Trust
5.405% due 08/25/2036 •	311	301

Home Equity Mortgage Loan Asset-Backed Trust
4.985% due 11/25/2036 •	5,418	4,818
5.035% due 04/25/2037 •	3,471	2,268
5.085% due 11/25/2036 •	1,600	1,276
5.505% due 03/25/2036 •	6,000	5,492

JP Morgan Mortgage Acquisition Corp.
5.355% due 02/25/2036 ^•	5,317	5,156

JP Morgan Mortgage Acquisition Trust
5.145% due 07/25/2036 ~	927	422

MASTR Asset-Backed Securities Trust
5.165% due 11/25/2036 ~	7,362	4,432
5.670% due 10/25/2034 •	242	225

MASTR Specialized Loan Trust
5.970% due 11/25/2035 •	2,757	2,562

Merrill Lynch Mortgage Investors Trust
4.985% due 04/25/2047 •	1,013	428
5.105% due 03/25/2037 •	986	864
5.165% due 03/25/2037 •	515	454

Morgan Stanley ABS Capital, Inc. Trust
4.935% due 01/25/2037 •	492	241
4.985% due 10/25/2036 ~	1,787	795
5.045% due 09/25/2036 •	1,492	567
5.065% due 10/25/2036 •	1,083	483
6.420% due 09/25/2034 •	291	275

Morgan Stanley Home Equity Loan Trust
5.195% due 04/25/2037 •	158	86

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •	210	61
6.000% due 04/25/2037 ~	10,081	3,713
6.226% due 10/25/2036 ^þ	189	59

New Century Home Equity Loan Trust
5.730% due 05/25/2034 ~	4,265	4,075

Option One Mortgage Loan Trust
4.985% due 03/25/2037 •	241	216
5.065% due 01/25/2037 ~	362	211
5.345% due 07/25/2036 •	1,403	805

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	927	275

Residential Asset Securities Corp. Trust
5.940% due 03/25/2035 •	634	613

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•	179	41
5.265% due 11/25/2036 •	24,137	6,991
5.425% due 12/25/2035 •	299	287
5.805% (US0001M + 0.960%) due 10/25/2035 ~	3,151	1,942

SG Mortgage Securities Trust
5.055% due 10/25/2036 •	2,000	1,363

Soundview Home Loan Trust
4.995% due 06/25/2037 ~	2,518	1,709
5.045% due 01/25/2037 •	1,636	1,622
5.105% due 02/25/2037 •	1,311	382

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
5.021% due 12/25/2036 •		$273	$255
5.115% due 04/25/2037 ~		5,497	3,841

Start Ltd.
4.089% due 03/15/2044		285	252

Structured Asset Investment Loan Trust
4.995% due 09/25/2036 •		150	144
5.165% due 05/25/2036 •		42	41
5.645% due 07/25/2034 •		4,924	4,751
5.745% due 04/25/2035 •		11,000	9,752

Venture CLO Ltd.
5.672% due 04/15/2027 •		578	575

Total Asset-Backed Securities (Cost $131,230)			119,889

SOVEREIGN ISSUES 13.6%

Albania Government International Bond
3.500% due 06/16/2027	EUR	1,900	1,868

Angolan Government International Bond
8.000% due 11/26/2029		$4,600	3,958

Argentina Government International Bond
0.500% due 07/09/2030 þ		76,077	22,062
1.000% due 07/09/2029		2,318	647
1.500% due 07/09/2035 þ		3,241	843
3.500% due 07/09/2041 þ		5,275	1,482

Brazil Government International Bond
2.875% due 06/06/2025		1,000	960
4.750% due 01/14/2050		7,101	5,270

Chile Government International Bond
1.250% due 01/29/2040 (j)	EUR	4,530	3,290
2.450% due 01/31/2031		$600	519
3.500% due 01/31/2034		3,400	3,034

Colombia Government International Bond
4.500% due 01/28/2026		7,100	6,824
5.200% due 05/15/2049		5,700	3,992
7.500% due 02/02/2034		10,000	9,848

Costa Rica Government International Bond
6.125% due 02/19/2031		1,000	996

Dominican Republic International Bond
4.875% due 09/23/2032		3,550	3,023
5.500% due 01/27/2025		7,000	6,929
5.875% due 01/30/2060		5,200	3,995
6.400% due 06/05/2049		3,700	3,101
6.500% due 02/15/2048		1,250	1,063
6.850% due 01/27/2045		7,700	6,902
6.875% due 01/29/2026		4,000	4,071
7.450% due 04/30/2044		800	772

Ecuador Government International Bond
0.000% due 07/31/2030 (e)		585	178
1.500% due 07/31/2040 þ		2,778	847
2.500% due 07/31/2035 þ		6,062	2,044
5.500% due 07/31/2030 þ		9,313	4,372

Egypt Government International Bond
4.750% due 04/11/2025	EUR	4,200	3,743
5.625% due 04/16/2030		7,350	4,792
6.375% due 04/11/2031		6,300	4,101
7.053% due 01/15/2032		$2,200	1,380
7.500% due 02/16/2061		4,000	2,174
7.625% due 05/29/2032		700	446
8.750% due 09/30/2051		1,900	1,116

El Salvador Government International Bond
7.125% due 01/20/2050		2,000	926

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		8,000	5,020
3.125% due 09/30/2049		6,000	4,501
3.875% due 04/16/2050		700	597

Export-Import Bank of India
3.250% due 01/15/2030		5,000	4,400

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		900	327
7.875% due 03/26/2027 ^(c)		4,980	1,851
7.875% due 02/11/2035 ^(c)		2,000	703
8.125% due 03/26/2032 ^(c)		5,260	1,857
8.750% due 03/11/2061 ^(c)		1,500	510
8.950% due 03/26/2051 ^(c)		3,100	1,058

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Guatemala Government International Bond
4.500% due 05/03/2026		$4,000	$3,922
4.900% due 06/01/2030		1,400	1,341
5.375% due 04/24/2032		700	682
6.125% due 06/01/2050		2,400	2,279

Hungary Government International Bond
3.125% due 09/21/2051		2,100	1,296

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	1,675	1,344
1.300% due 03/23/2034		2,700	2,151
4.350% due 01/11/2048		$200	178
4.750% due 07/18/2047		1,000	940
5.250% due 01/17/2042		8,000	7,841
6.625% due 02/17/2037		14,600	16,809

Israel Government International Bond
3.800% due 05/13/2060		2,480	1,932

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	4,600	3,814
5.250% due 03/22/2030		3,300	2,946
5.875% due 10/17/2031		2,000	1,787
6.625% due 03/22/2048		1,000	754

Jordan Government International Bond
5.850% due 07/07/2030		$5,500	4,915

Kazakhstan Government International Bond
1.550% due 11/09/2023	EUR	1,500	1,609
2.375% due 11/09/2028		3,200	3,147

Mexico Government International Bond
3.750% due 04/19/2071		$900	601
3.771% due 05/24/2061		29,126	19,754
4.280% due 08/14/2041		724	593
4.400% due 02/12/2052		1,007	789
4.750% due 04/27/2032		1,600	1,540
5.000% due 04/27/2051		2,000	1,721
5.750% due 10/12/2110		5,500	4,936

Nigeria Government International Bond
6.125% due 09/28/2028		2,600	2,033
6.500% due 11/28/2027		2,700	2,207
7.143% due 02/23/2030		4,600	3,519
7.375% due 09/28/2033		1,600	1,138
7.625% due 11/21/2025		6,800	6,190
7.875% due 02/16/2032		4,700	3,557

North Macedonia Government International Bond
3.675% due 06/03/2026	EUR	2,000	1,999

Oman Government International Bond
5.625% due 01/17/2028		$5,000	5,008
6.000% due 08/01/2029		1,100	1,109
6.250% due 01/25/2031		1,700	1,734
6.750% due 01/17/2048		9,680	9,178

Panama Government International Bond
4.500% due 04/16/2050		2,200	1,681
6.700% due 01/26/2036		10,200	10,820
9.375% due 04/01/2029		2,100	2,578

Paraguay Government International Bond
4.950% due 04/28/2031		2,500	2,431
5.600% due 03/13/2048		2,200	1,961
6.100% due 08/11/2044		3,600	3,501

Peru Government International Bond
2.783% due 01/23/2031		2,175	1,862
5.625% due 11/18/2050		150	152
5.940% due 02/12/2029	PEN	30	8
6.350% due 08/12/2028		2,000	519
6.950% due 08/12/2031		100	26
8.200% due 08/12/2026		490	136
8.750% due 11/21/2033		$11,040	13,940

Qatar Government International Bond
4.400% due 04/16/2050		3,200	2,969
4.817% due 03/14/2049		4,200	4,127
5.103% due 04/23/2048		600	611

Republic of Kenya Government International Bond
7.000% due 05/22/2027		700	595
8.000% due 05/22/2032		2,800	2,280
8.250% due 02/28/2048		1,500	1,103

Romania Government International Bond
1.750% due 07/13/2030	EUR	3,000	2,398
2.000% due 04/14/2033		2,000	1,485
2.625% due 12/02/2040		3,750	2,365
2.750% due 04/14/2041		425	273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 04/13/2042	EUR	1,495	$955
3.375% due 01/28/2050		2,750	1,807
4.625% due 04/03/2049		4,620	3,731

Russia Government International Bond
4.250% due 06/23/2027 «		$600	36
4.750% due 05/27/2026 «		2,800	168
5.100% due 03/28/2035 «		9,000	540
5.250% due 06/23/2047 «		1,600	96

Russian Foreign Bond - Eurobond
4.875% due 09/16/2023		350	306

Saudi Government International Bond
3.450% due 02/02/2061		2,000	1,419
3.750% due 01/21/2055		3,100	2,390
4.500% due 10/26/2046		31,600	27,813
5.000% due 04/17/2049		300	280

Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	641
6.250% due 05/23/2033		$1,700	1,356

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,700	1,426
1.500% due 06/26/2029		3,300	2,737
1.650% due 03/03/2033		2,500	1,796
2.050% due 09/23/2036		900	592
3.125% due 05/15/2027		2,900	2,844

South Africa Government International Bond
4.300% due 10/12/2028		$5,300	4,767
4.665% due 01/17/2024		5,200	5,154
4.850% due 09/30/2029		4,400	3,959
5.650% due 09/27/2047		3,010	2,231
5.750% due 09/30/2049		8,000	5,896
5.875% due 06/22/2030		1,100	1,034
6.300% due 06/22/2048		2,100	1,679

Sri Lanka Government International Bond
5.750% due 04/18/2023 ^(c)		7,070	2,546
6.200% due 05/11/2027 ^(c)		800	288
7.850% due 03/14/2029 ^(c)		1,800	648

Turkey Government International Bond
4.250% due 03/13/2025		6,425	6,053
5.125% due 02/17/2028		9,600	8,417
5.250% due 03/13/2030		3,000	2,485
5.600% due 11/14/2024		5,920	5,784
5.750% due 05/11/2047		3,560	2,533
6.000% due 01/14/2041		8,700	6,584
6.125% due 10/24/2028		12,700	11,466
7.375% due 02/05/2025		6,200	6,230
7.625% due 04/26/2029		5,100	4,866

Ukraine Government International Bond
4.375% due 01/27/2032 ^(c)	EUR	10,500	1,993
6.750% due 06/20/2028 ^(c)		5,300	975
7.750% due 09/01/2024 ^(c)		$18,500	4,151
7.750% due 09/01/2025 ^(c)		4,700	954
7.750% due 09/01/2028 ^(c)		4,600	869

Uruguay Government International Bond
5.100% due 06/18/2050		3,000	3,014

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)		2,700	288
8.250% due 10/13/2024 ^(c)		2,700	297

Vietnam Government International Bond
5.500% due 03/12/2028		4,030	3,889

Total Sovereign Issues (Cost $673,912)			477,489

		SHARES
COMMON STOCKS 0.1%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (d)		228,414	274

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (d)		4,701	229

iHeartMedia, Inc. ‘A’ (d)		52,704	206

iHeartMedia, Inc. ‘B’ «(d)		40,902	144

Urbi Desarrollos Urbanos SAB de CV (d)		2,960	1

			580

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	59

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Constellation Oil ‘B’ «(d)(h)	674,061	$73

FINANCIALS 0.1%

Hipotecaria Su Casita SA de CV «(d)	157,773	0

Intelsat Emergence SA «(d)(h)	72,485	1,776

		1,776

INDUSTRIALS 0.0%

Mcdermott International Ltd. «(d)	14,432	5

Neiman Marcus Group Ltd. LLC «(d)(h)	2,151	332

		337

Total Common Stocks (Cost $13,205)		3,040

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	8,519	53

Total Rights (Cost $0)		53

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	2,562	5

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	7,503	53

		58

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 9/21/2055 «	50,061	678

Total Warrants (Cost $469)		736

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.0%

FINANCIALS 1.0%

Banco Santander SA
4.125% due 11/12/2027 •(f)(g)	2,200,000	$1,798

Bank of America Corp.
4.300% due 01/28/2025 •(f)	2,600,000	2,349

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(f)	400,000	350

CaixaBank SA
6.750% due 06/13/2024 •(f)(g)	400,000	418

Charles Schwab Corp.
4.000% due 06/01/2026 •(f)	2,000,000	1,646
4.000% due 12/01/2030 •(f)	2,400,000	1,893
5.000% due 12/01/2027 •(f)	4,200,000	3,289
5.375% due 06/01/2025 •(f)	1,000,000	949

Citigroup, Inc.
4.000% due 12/10/2025 •(f)	1,575,000	1,383

Discover Financial Services
6.125% due 06/23/2025 •(f)	2,390,000	2,222

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(f)	3,600,000	3,105

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(f)	1,000,000	834
4.950% due 02/10/2025 •(f)	670,000	615

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(f)	3,390,000	3,037
4.600% due 02/01/2025 •(f)	3,210,000	3,003
5.000% due 08/01/2024 •(f)	2,430,000	2,346

Nationwide Building Society
10.250% ~	4,258	630

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(f)	4,974,525	5,209

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	1,640,000	1,440

		36,516

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

General Electric Co.
8.196% (US0003M + 3.330%) due 06/15/2023 ~(f)	684,000	$684

Total Preferred Securities (Cost $43,294)		37,200

SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS (i) 5.5%
		192,458

Total Short-Term Instruments (Cost $192,458)		192,458

Total Investments in Securities (Cost $3,998,654)		3,414,310

INVESTMENTS IN AFFILIATES 9.9%

SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%

PIMCO Short Asset Portfolio	3,395,969	32,595

PIMCO Short-Term Floating NAV Portfolio III	32,370,860	314,709

Total Short-Term Instruments (Cost $348,250)		347,304

Total Investments in Affiliates (Cost $348,250)		347,304

Total Investments 106.8% (Cost $4,346,904)		$3,761,614

Financial Derivative Instruments (k)(m) (0.1)% (Cost or Premiums, net $(1,217))		(3,457)

Other Assets and Liabilities, net (6.7)%		(235,986)

Net Assets 100.0%		$3,522,171

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Zero coupon security.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc. 2.572% due 06/03/2031	05/26/2020	$4,400	$3,715	0.11%
Constellation Oil ‘B’	06/10/2022	73	73	0.00

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG 3.035% due 05/28/2032	05/25/2021	$500	$386	0.01%
Deutsche Bank AG 3.729% due 01/14/2032	01/11/2021 - 01/28/2021	3,004	2,240	0.06
Ford Credit Canada Co. 3.742% due 05/08/2023	06/03/2020	2,967	2,954	0.08
General Motors Co. 6.800% due 10/01/2027	05/07/2020 - 10/19/2021	635	635	0.02
Intelsat Emergence SA	09/05/2018 - 02/23/2022	6,174	1,776	0.05
Neiman Marcus Group Ltd. LLC	09/25/2020	0	332	0.01
Occidental Petroleum Corp. 5.500% due 12/01/2025	12/08/2020	2,625	2,624	0.07
Oracle Corp. 3.950% due 03/25/2051	03/22/2021 - 11/12/2021	1,213	905	0.03

		$21,591	$15,640	0.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.890%	03/31/2023	04/03/2023	$104,000	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2049	$(107,576)	$104,000	$104,043
FICC	2.200	03/31/2023	04/03/2023	5,458	U.S. Treasury Bills 0.000% due 03/21/2024	(5,567)	5,458	5,458
JPS	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Notes 2.625% due 04/15/2025	(102)	100	100
NOM	4.790	04/03/2023	04/04/2023	82,900	U.S. Treasury Notes 3.250% - 3.875% due 06/30/2029 - 11/30/2029	(84,712)	82,900	82,900

Total Repurchase Agreements						$(197,957)	$192,458	$192,501

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	2.550%	02/16/2023	TBD	(3)	EUR	(3,019)	$(3,282)
JML	(0.500)	11/16/2022	TBD	(3)		(2,350)	(2,536)
	0.850	02/15/2023	TBD	(3)	$	(347)	(347)
	0.850	02/22/2023	TBD	(3)		(168)	(169)
	2.000	03/01/2023	TBD	(3)	EUR	(2,652)	(2,880)
MYI	2.000	03/15/2023	TBD	(3)		(523)	(568)
RDR	0.750	03/24/2023	TBD	(3)	$	(2,352)	(2,352)

Total Reverse Repurchase Agreements							$(12,134)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$107,800	$(88,666)	$(89,214)

Total Short Sales (2.5)%				$(88,666)	$(89,214)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$104,043	$(3,282)	$0	$100,761	$(104,286)	$(3,525)
FICC	5,458	0	0	5,458	(5,567)	(109)
JML	0	(5,932)	0	(5,932)	5,956	24
JPS	100	0	0	100	(102)	(2)
MYI	0	(568)	0	(568)	591	23
NOM	82,900	0	0	82,900	(84,712)	(1,812)
RDR	0	(2,352)	0	(2,352)	2,298	(54)

Total Borrowings and Other Financing Transactions	$192,501	$(12,134)	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	61

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(8,852)	$(8,852)
Sovereign Issues	0	0	0	(3,282)	(3,282)

Total Borrowings	$0	$0	$0	$(12,134)	$(12,134)

Payable for reverse repurchase agreements					$(12,134)

(j)	Securities with an aggregate market value of $12,134 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(11,983) at a weighted average interest rate of 0.359%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond June Futures	06/2023	331	$30,898	$1,153	$108	$0
Euro-Bobl June Futures	06/2023	332	42,443	963	108	(173)
Euro-Bund June Futures	06/2023	630	92,811	3,046	423	(444)
U.S. Treasury 5-Year Note June Futures	06/2023	1,873	205,108	4,212	424	0
U.S. Treasury 10-Year Note June Futures	06/2023	657	75,504	2,016	226	0
United Kingdom Long Gilt June Futures	06/2023	146	18,614	499	0	(110)

Total Futures Contracts				$11,889	$1,289	$(727)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	0.720%	$	300	$(2)	$5	$3	$0	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	1.439		800	16	32	48	0	0
Bombardier, Inc.	5.000	Quarterly	12/20/2027	3.025		2,000	(15)	177	162	21	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	2.892		400	21	11	32	1	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2024	4.812	EUR	1,700	(121)	130	9	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.475		2,800	(452)	423	(29)	3	0

							$(553)	$778	$225	$25	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-38 5-Year Index	5.000%	Quarterly	06/20/2027	$	11,979	$108	$193	$301	$63	$0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027		122,200	(506)	2,186	1,680	739	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028		163,100	(163)	2,929	2,766	903	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		34,200	313	98	411	34	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		63,600	484	268	752	69	0
CDX.IT-RAXX XOV39	5.000	Quarterly	06/20/2028	EUR	17,300	181	344	525	242	0

						$417	$6,018	$6,435	$2,050	$0

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month AUD-BBR-BBSW	2.750%	Semi-Annual	06/17/2026	AUD	34,600	$3,287	$(3,902)	$(615)	$16	$0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028	EUR	105,500	(1,327)	1,328	1	0	(214)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		29,200	(206)	339	133	13	0

							$1,754	$(2,235)	$(481)	$29	$(214)

Total Swap Agreements							$1,618	$4,561	$6,179	$2,104	$(214)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,289	$2,104	$3,393	$0	$(727)	$(214)	$(941)

(l)

Securities with an aggregate market value of $47,195 and cash of $10,191 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023		$976	AUD	1,468	$6	$0
	05/2023	AUD	1,468		$977	0	(6)

BOA	04/2023	CNH	3,063		454	8	0
	05/2023	PEN	23,411		6,104	0	(102)

BPS	04/2023		$2,546	EUR	2,385	41	0
	05/2023	AUD	4,109		$2,747	0	(2)
	05/2023	CAD	480		353	0	(3)
	05/2023	EUR	2,988		3,254	8	0
	06/2023	IDR	103,002		7	0	0
	06/2023		$398	PEN	1,508	0	0

BSH	04/2023		412		1,563	3	0

CBK	04/2023	BRL	7,537		$1,453	0	(34)
	04/2023	DKK	331		47	0	(1)
	04/2023	PEN	1,145		304	0	0
	04/2023		$1,484	BRL	7,537	3	0
	04/2023		8,707	GBP	7,149	112	0
	04/2023		1,012	PEN	3,869	16	0
	05/2023	CAD	5,905		$4,424	52	0
	05/2023	DKK	335		49	0	0
	05/2023		$1,634	CAD	2,240	25	0
	06/2023	IDR	53,265		$3	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	63

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2023		$154	MXN	2,877	$4	$0
	06/2023		288	PEN	1,121	8	0
	08/2023	PEN	9,374		$2,400	0	(72)

DUB	04/2023	AUD	2,455		1,654	13	0
	04/2023		$172,714	EUR	159,595	367	0
	05/2023	EUR	159,595		$172,991	0	(361)
	06/2023	IDR	473,390		31	0	(1)
	06/2023		$31	IDR	473,390	1	0

GLM	04/2023	BRL	7,565		$1,489	0	(3)
	04/2023		$1,429	BRL	7,565	63	0
	05/2023		820	PEN	3,320	60	0
	06/2023	BRL	7,645		$1,429	0	(63)
	06/2023		$131	IDR	1,995,039	2	0

JPM	04/2023		145	PEN	551	1	0

MBC	04/2023	EUR	2,730		$2,947	0	(14)
	04/2023		$28,764	EUR	26,845	349	0
	05/2023	CNH	967		$144	3	0
	06/2023	IDR	887,098		58	0	(1)

MYI	04/2023	AUD	1,504		1,011	6	0
	06/2023	IDR	271,746		18	0	0

RBC	04/2023		$78,367	GBP	63,594	83	0
	05/2023	CAD	575		$420	0	(6)
	05/2023	GBP	63,594		78,411	0	(84)

SCX	06/2023	IDR	1,468,145		96	0	(2)
	06/2023		$52	IDR	788,217	1	0
	06/2023		2,759	PEN	10,550	30	0

TOR	04/2023	GBP	70,743		$85,088	0	(2,181)
	04/2023		$714	AUD	1,076	5	0
	05/2023	AUD	1,076		$715	0	(5)

UAG	04/2023		2,694		1,830	29	0
	04/2023	EUR	186,095		197,581	0	(4,239)

Total Forward Foreign Currency Contracts						$1,299	$(7,180)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	0.835%	$	400	$(7)	$8	$1	$0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946		3,900	(40)	44	4	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.272		11,600	46	(94)	0	(48)

DUB	Eskom «	1.000	Quarterly	06/30/2029	4.650		5,000	0	2	2	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.835		1,100	(17)	21	4	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.675		21,000	(315)	372	57	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.210		52,500	(775)	1,092	317	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2027	0.859		2,600	(50)	67	17	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		2,900	(24)	53	29	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		600	(10)	5	0	(5)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.372		600	(21)	24	3	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.602		5,200	(152)	179	27	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		14,400	(232)	317	85	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339		2,300	(31)	50	19	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.702		1,100	(9)	19	10	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		2,100	(18)	39	21	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.614		200	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840		3,600	10	11	21	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944		1,300	(4)	7	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		5,100	(116)	70	0	(46)
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	4.955		4,000	(1,067)	516	0	(551)

Total Swap Agreements								$(2,835)	$2,807	$622	$(650)

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$6	$0	$0	$6	$(6)	$0	$0	$(6)	$0	$0	$0
BOA	8	0	0	8	(102)	0	0	(102)	(94)	0	(94)
BPS	49	0	0	49	(5)	0	0	(5)	44	0	44
BSH	3	0	0	3	0	0	0	0	3	0	3
CBK	220	0	5	225	(107)	0	(48)	(155)	70	0	70
DUB	381	0	2	383	(362)	0	0	(362)	21	0	21
GLM	125	0	0	125	(66)	0	0	(66)	59	0	59
GST	0	0	424	424	0	0	(5)	(5)	419	(260)	159
HUS	0	0	134	134	0	0	0	0	134	0	134
JPM	1	0	10	11	0	0	0	0	11	0	11
MBC	352	0	0	352	(15)	0	0	(15)	337	(510)	(173)
MYC	0	0	47	47	0	0	(597)	(597)	(550)	617	67
MYI	6	0	0	6	0	0	0	0	6	0	6
RBC	83	0	0	83	(90)	0	0	(90)	(7)	0	(7)
SCX	31	0	0	31	(2)	0	0	(2)	29	0	29
TOR	5	0	0	5	(2,186)	0	0	(2,186)	(2,181)	2,496	315
UAG	29	0	0	29	(4,239)	0	0	(4,239)	(4,210)	5,406	1,196

Total Over the Counter	$1,299	$0	$622	$1,921	$(7,180)	$0	$(650)	$(7,830)

(n)

Securities with an aggregate market value of $8,519 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,289	$1,289
Swap Agreements	0	2,075	0	0	29	2,104

	$0	$2,075	$0	$0	$1,318	$3,393

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	65

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,299	$0	$1,299
Swap Agreements	0	622	0	0	0	622

	$0	$622	$0	$1,299	$0	$1,921

	$0	$2,697	$0	$1,299	$1,318	$5,314

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$727	$727
Swap Agreements	0	0	0	0	214	214

	$0	$0	$0	$0	$941	$941

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,180	$0	$7,180
Swap Agreements	0	650	0	0	0	650

	$0	$650	$0	$7,180	$0	$7,830

	$0	$650	$0	$7,180	$941	$8,771

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(58,746)	$(58,746)
Swap Agreements	0	(15,400)	0	0	(16,778)	(32,178)

	$0	$(15,400)	$0	$0	$(75,524)	$(90,924)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,402	$0	$35,402
Written Options	0	1,408	0	0	511	1,919
Swap Agreements	0	1,488	0	0	(374)	1,114

	$0	$2,896	$0	$35,402	$137	$38,435

	$0	$(12,504)	$0	$35,402	$(75,387)	$(52,489)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27,951	$27,951
Swap Agreements	0	20,900	0	0	3,314	24,214

	$0	$20,900	$0	$0	$31,265	$52,165

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,197)	$0	$(12,197)
Written Options	0	(714)	0	0	892	178
Swap Agreements	0	38	0	0	89	127

	$0	$(676)	$0	$(12,197)	$981	$(11,892)

	$0	$20,224	$0	$(12,197)	$32,246	$40,273

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$880	$120,240	$37,763	$158,883
Corporate Bonds & Notes
Banking & Finance	0	533,243	1,865	535,108
Industrials	0	945,423	1,640	947,063
Utilities	0	178,305	46	178,351
Municipal Bonds & Notes
Illinois	0	810	0	810
U.S. Government Agencies	0	200,108	0	200,108
U.S. Treasury Obligations	0	433,448	0	433,448

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Non-Agency Mortgage-Backed Securities	$0	$129,674	$0	$129,674
Asset-Backed Securities	0	119,889	0	119,889
Sovereign Issues	0	476,649	840	477,489
Common Stocks
Communication Services	274	0	0	274
Consumer Discretionary	436	0	144	580
Energy	0	0	73	73
Financials	0	0	1,776	1,776
Industrials	0	0	337	337

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Rights
Financials	$0	$0	$53	$53
Warrants
Financials	0	0	58	58
Information Technology	0	0	678	678
Preferred Securities
Financials	0	36,516	0	36,516
Industrials	0	684	0	684
Short-Term Instruments
Repurchase Agreements	0	192,458	0	192,458

	$1,590	$3,367,447	$45,273	$3,414,310

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$347,304	$0	$0	$347,304

Total Investments	$348,894	$3,367,447	$45,273	$3,761,614

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(89,214)	$0	$(89,214)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	639	2,754	0	3,393
Over the counter	0	1,919	2	1,921

	$639	$4,673	$2	$5,314

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(727)	(214)	0	(941)
Over the counter	0	(7,830)	0	(7,830)

	$(727)	$(8,044)	$0	$(8,771)

Total Financial Derivative Instruments	$(88)	$(3,371)	$2	$(3,457)

Totals	$348,806	$3,274,862	$45,275	$3,668,943

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(5)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(5)
Investments in Securities, at Value
Loan Participations and Assignments	$22,471	$10,804	$(1,231)	$54	$1	$(1,287)	$8,893	$(1,942)	$37,763	$(1,301)
Corporate Bonds & Notes
Banking & Finance	5,085	0	(3,164)	6	(192)	130	0	0	1,865	(76)
Industrials	2,101	0	(314)	0	0	(147)	0	0	1,640	(121)
Utilities(2)	47	0	0	0	0	(1)	0	0	46	(1)
Sovereign Issues	0	449	0	0	0	(401)	792	0	840	(401)
Common Stocks
Consumer Discretionary(3)	697	0	0	0	0	(553)	0	0	144	(553)
Energy	0	73	0	0	0	0	0	0	73	0
Financials	2,211	0	0	0	0	(435)	0	0	1,776	(435)
Industrials	334	0	0	0	0	(2)	5	0	337	(1)
Rights
Financials	38	0	0	0	0	15	0	0	53	15
Warrants(4)
Financials	51	0	0	0	0	7	0	0	58	7
Information Technology	1,218	0	0	0	0	(540)	0	0	678	(540)
Preferred Securities
Utilities	41,058	0	(39,609)	0	(3,021)	1,572	0	0	0	0

	$75,311	$11,326	$(44,318)	$60	$(3,212)	$(1,642)	$9,690	$(1,942)	$45,273	$(3,407)

Financial Derivative Instruments - Assets
Over the counter	$2	$0	$0	$0	$0	$0	$0	$0	$2	$0

Totals	$75,313	$11,326	$(44,318)	$60	$(3,212)	$(1,642)	$9,690	$(1,942)	$45,275	$(3,407)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	67

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)	March 31, 2023

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,737	Discounted Cash Flow	Discount Spread		6.000	—
	8,820	Discounted Cash Flow	Discount Rate		8.410	—
	6,878	Indicative Market Quotation	Price		93.500	—
	19,328	Third Party Vendor	Broker Quote		91.000-99.875	95.274
Corporate Bonds & Notes
Banking & Finance	1,865	Indicative Market Quotation	Price		7.400	—
Industrials	1,640	Discounted Cash Flow	Discount Rate		5.490	—
Utilities	46	Discounted Cash Flow	Discount Rate		9.960	—
Sovereign Issues	840	Third Party Vendor	Expected Recovery		6.000	—
Common Stocks
Consumer Discretionary	144	Adjusted Market Price	Adjustment Factor	$	10.000	—
Energy	73	Comparable Multiple	EBITDA Multiple		6.000	—
Financials	1,776	Indicative Market Quotation	Price	$	22.250	—
Industrials	332	Discounted Cash Flow/ Comparable Multiple	Discount Rate/Revenue Multiple/EBITDA Multiple	%/X/X	10.000/0.550/6.000	—
	5	Other Valuation Techniques(6)	—		—	—
Rights
Financials	53	Other Valuation Techniques(6)	—		—	—
Warrants
Financials	5	Indicative Market Quotation	Price	$	1.000-2.250	2.132
	53	Other Valuation Techniques(6)	—		—	—
Information Technology	678	Comparable Multiple	EBITDA Multiple	X	4.500	—

Financial Derivative Instruments - Assets
Over the counter	2	Other Valuation Techniques(6)	—		—	—

Total	$45,275

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)	Sector type updated from Industrials to Utilities since prior fiscal year end.
(3)	Sector type updated from Communication Services to Consumer Discretionary since prior fiscal year end.
(4)	Security type updated from Rights to Warrants since prior fiscal year end.
(5)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(6)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO ESG Income Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Market Bidco Ltd.
7.357% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	1,000	$915

Total Loan Participations and Assignments (Cost $915)			915

CORPORATE BONDS & NOTES 39.1%

BANKING & FINANCE 26.1%

ABN AMRO Bank NV
2.470% due 12/13/2029 •		$500	421

Acef Holding SCA
0.750% due 06/14/2028	EUR	500	406

AIB Group PLC
2.875% due 05/30/2031 •		400	393

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032		$400	308

Ally Financial, Inc.
2.200% due 11/02/2028		800	638
8.000% due 11/01/2031		450	473

American Tower Corp.
2.100% due 06/15/2030		500	409
3.100% due 06/15/2050		300	197

Asian Development Bank
4.700% due 03/12/2024	MXN	5,600	289
6.550% due 01/26/2025	ZAR	40,000	2,188

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(d)(e)	EUR	200	208

Banco BTG Pactual SA
2.750% due 01/11/2026		$1,000	891

Banco General SA
4.875% due 01/11/2029		400	375

Banco Mercantil del Norte SA
6.625% due 01/24/2032 •(d)(e)		200	161

Bancolombia SA
3.000% due 01/29/2025		600	565

Bank of America Corp.
2.299% due 07/21/2032 •		1,400	1,129
6.204% due 11/10/2028 •		500	523

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		500	498

Banque Ouest Africaine de Developpement
2.750% due 01/22/2033	EUR	870	703

Barclays PLC
5.501% due 08/09/2028 •		$1,000	987
7.385% due 11/02/2028 •		800	849
7.750% due 09/15/2023 •(d)(e)		200	184

BNP Paribas SA
4.625% due 02/25/2031 •(d)(e)		400	300
7.750% due 08/16/2029 •(d)(e)		1,000	960

Boston Properties LP
2.550% due 04/01/2032		150	107
3.400% due 06/21/2029		100	82

BPCE SA
2.045% due 10/19/2027 •		500	439

Brookfield Finance, Inc.
2.724% due 04/15/2031		350	294

Citycon Treasury BV
1.625% due 03/12/2028	EUR	300	232

CNP Assurances
1.250% due 01/27/2029		500	445

Cooperatieve Rabobank UA
4.375% due 06/29/2027 •(d)(e)		400	373

CPI Property Group SA
1.500% due 01/27/2031		100	56
2.750% due 01/22/2028	GBP	200	168

Credit Agricole Assurances SA
1.500% due 10/06/2031	EUR	500	414

Crown Castle, Inc.
2.500% due 07/15/2031		$500	421
3.100% due 11/15/2029		400	356

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CTP NV
1.250% due 06/21/2029	EUR	200	$150
1.500% due 09/27/2031		500	356

Deutsche Bank AG
1.875% due 02/23/2028 •		200	188
6.119% due 07/14/2026 •		$600	581

Digital Dutch Finco BV
0.625% due 07/15/2025	EUR	900	888
1.000% due 01/15/2032		300	229
1.250% due 02/01/2031		200	162

EQT AB
0.875% due 05/14/2031		800	590
2.375% due 04/06/2028		800	755

Equinix, Inc.
3.900% due 04/15/2032		$400	364

First American Financial Corp.
2.400% due 08/15/2031		600	464

Ford Motor Credit Co. LLC
5.125% due 06/16/2025		200	196

FS KKR Capital Corp.
1.650% due 10/12/2024		200	184
3.125% due 10/12/2028		400	328

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026	EUR	400	347

Goldman Sachs Group, Inc.
2.383% due 07/21/2032 •		$400	325
2.615% due 04/22/2032 •		500	417

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		1,000	937

Grainger PLC
3.000% due 07/03/2030	GBP	100	98

Hanwha Life Insurance Co. Ltd.
3.379% due 02/04/2032 •		$300	267

HAT Holdings LLC
3.375% due 06/15/2026		535	465
3.750% due 09/15/2030		300	227

Host Hotels & Resorts LP
2.900% due 12/15/2031		250	195
3.375% due 12/15/2029		600	508
3.500% due 09/15/2030		200	169

Howard Hughes Corp.
4.375% due 02/01/2031		600	484

HSBC Holdings PLC
2.871% due 11/22/2032 •		700	568
6.254% due 03/09/2034 •		600	628

Hudson Pacific Properties LP
3.950% due 11/01/2027		230	158
5.950% due 02/15/2028		400	303

Indian Railway Finance Corp. Ltd.
3.570% due 01/21/2032		950	824

ING Groep NV
2.727% due 04/01/2032 •		200	165
3.875% due 05/16/2027 •(d)(e)		200	146
4.250% due 05/16/2031 •(d)(e)		200	133
4.252% due 03/28/2033 •		500	457
4.875% due 05/16/2029 •(d)(e)		200	150

International Bank for Reconstruction & Development
3.000% due 09/27/2023		10,400	10,309

Intesa Sanpaolo SpA
5.017% due 06/26/2024		200	192
6.250% due 05/16/2024 •(d)(e)	EUR	200	213

JPMorgan Chase & Co.
2.545% due 11/08/2032 •		$1,400	1,162

Kilroy Realty LP
2.500% due 11/15/2032		200	128
2.650% due 11/15/2033		900	560

Legal & General Group PLC
5.625% due 03/24/2031 •(d)(e)	GBP	200	194

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		$400	366
3.750% due 03/18/2028 •		500	465

Logicor Financing SARL
3.250% due 11/13/2028	EUR	700	613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
2.494% due 10/13/2032 •		$500	$404

Munich Re
5.875% due 05/23/2042 •		400	398

Nationstar Mortgage Holdings, Inc.
5.750% due 11/15/2031		300	233

NatWest Group PLC
5.125% due 05/12/2027 •(d)(e)	GBP	200	199

NE Property BV
3.375% due 07/14/2027	EUR	300	287

Nexi SpA
1.625% due 04/30/2026		550	542

Nomura Holdings, Inc.
2.172% due 07/14/2028		$700	585

Nordea Bank Abp
3.750% due 03/01/2029 •(d)(e)		500	389

OneMain Finance Corp.
3.500% due 01/15/2027		781	656

Owl Rock Capital Corp.
2.875% due 06/11/2028		200	162

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		200	159

Regency Centers LP
3.700% due 06/15/2030		100	90

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		1,400	1,284
6.534% due 01/10/2029 •		300	305

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (e)		200	184
4.375% due 04/13/2032 (e)		500	461

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	300	253
1.750% due 11/24/2028		200	146

SLM Corp.
3.125% due 11/02/2026		$900	766

Societe Generale SA
4.750% due 05/26/2026 •(d)(e)		200	155
7.875% due 12/18/2023 •(d)(e)		200	188

Standard Chartered PLC
2.678% due 06/29/2032 •		200	157
3.603% due 01/12/2033 •		200	162
6.301% due 01/09/2029 •		600	614
7.750% due 04/02/2023 •(d)(e)		200	200
7.767% due 11/16/2028 •		500	537

Starwood Property Trust, Inc.
3.625% due 07/15/2026		620	516
4.375% due 01/15/2027		320	265

Sun Communities Operating LP
4.200% due 04/15/2032		300	268

SVB Financial Group
4.570% due 04/29/2033 ^(b)		550	319

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(d)(e)		400	323

UBS Group AG
4.375% due 02/10/2031 •(d)(e)		200	139
5.959% due 01/12/2034 •		300	308

UDR, Inc.
3.100% due 11/01/2034		100	82

UniCredit SpA
5.459% due 06/30/2035 •		400	330

VIA Outlets BV
1.750% due 11/15/2028	EUR	500	424

Vonovia SE
1.875% due 06/28/2028		600	555

Weyerhaeuser Co.
4.000% due 11/15/2029		$100	95
7.375% due 03/15/2032		15	17

Workspace Group PLC
2.250% due 03/11/2028	GBP	600	565

ZF Finance GmbH
2.000% due 05/06/2027	EUR	700	656

			59,428

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	69

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 8.5%

Accor SA
2.375% due 11/29/2028	EUR	900	$865

Allegion U.S. Holding Co., Inc.
3.550% due 10/01/2027		$200	187

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029	EUR	500	406

Ball Corp.
3.125% due 09/15/2031		$580	481

BCP Modular Services Finance PLC
4.750% due 11/30/2028	EUR	100	93

Boise Cascade Co.
4.875% due 07/01/2030		$500	443

CDW LLC
3.569% due 12/01/2031		500	431

Cellnex Finance Co. SA
3.875% due 07/07/2041		200	147

Centene Corp.
3.000% due 10/15/2030		500	421

Coty, Inc.
3.875% due 04/15/2026	EUR	500	523

DaVita, Inc.
3.750% due 02/15/2031		$300	237

Fair Isaac Corp.
4.000% due 06/15/2028		570	529

Faurecia SE
2.375% due 06/15/2027	EUR	500	475

Fortune Brands Innovations, Inc.
3.250% due 09/15/2029		$150	134

Gap, Inc.
3.625% due 10/01/2029		250	179
3.875% due 10/01/2031		250	174

GN Store Nord AS
0.875% due 11/25/2024	EUR	500	494

Graphic Packaging International LLC
2.625% due 02/01/2029		400	378

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$250	211
4.000% due 05/01/2031		200	175

Illumina, Inc.
2.550% due 03/23/2031		300	248

InterContinental Hotels Group PLC
3.375% due 10/08/2028	GBP	300	332

JDE Peet’s NV
2.250% due 09/24/2031		$800	634

John Lewis PLC
6.125% due 01/21/2025	GBP	200	242

Lendlease Europe Finance PLC
3.500% due 12/02/2033		400	326

Lenovo Group Ltd.
3.421% due 11/02/2030		$400	335

Level 3 Financing, Inc.
3.750% due 07/15/2029		80	43

Lindblad Expeditions LLC
6.750% due 02/15/2027		300	291

Marks & Spencer PLC
3.750% due 05/19/2026	GBP	100	112
4.500% due 07/10/2027		300	332

Metalsa SA de CV
3.750% due 05/04/2031		$150	114

Micron Technology, Inc.
2.703% due 04/15/2032		200	160

MSCI, Inc.
3.625% due 09/01/2030		600	522

Nemak SAB de CV
2.250% due 07/20/2028	EUR	300	247

Newell Brands, Inc.
4.875% due 06/01/2025		$200	195

NextEra Energy Operating Partners LP
3.875% due 10/15/2026		350	326

NXP BV
2.500% due 05/11/2031		300	248
5.000% due 01/15/2033		1,300	1,275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Owens Corning
3.950% due 08/15/2029		$400	$377

Prosus NV
3.061% due 07/13/2031		600	473
3.257% due 01/19/2027		300	273

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		120	112

Rexel SA
2.125% due 12/15/2028	EUR	200	189

Standard Industries, Inc.
2.250% due 11/21/2026		600	566

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		$600	490

Travis Perkins PLC
3.750% due 02/17/2026 (g)	GBP	400	447

Verallia SA
1.625% due 05/14/2028	EUR	400	381
1.875% due 11/10/2031		500	440

VeriSign, Inc.
2.700% due 06/15/2031		$400	339

Vilmorin & Cie SA
1.375% due 03/26/2028	EUR	400	363

Vmed O2 U.K. Financing PLC
4.500% due 07/15/2031	GBP	200	197
4.750% due 07/15/2031		$600	515

VMware, Inc.
1.800% due 08/15/2028		200	169

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		500	465
5.050% due 03/15/2042		200	167

Weir Group PLC
2.200% due 05/13/2026		400	361

Zenith Finco PLC
6.500% due 06/30/2027	GBP	200	188

			19,477

UTILITIES 4.5%

AES Corp.
2.450% due 01/15/2031		$720	587

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028		200	180

British Telecommunications PLC
9.625% due 12/15/2030		500	624

CenterPoint Energy Houston Electric LLC
5.300% due 04/01/2053		700	726

Clean Renewable Power Mauritius Pte Ltd.
4.250% due 03/25/2027		186	161

Clearway Energy Operating LLC
3.750% due 02/15/2031		650	561

Duke Energy Carolinas LLC
3.550% due 03/15/2052		402	314

Edison International
6.950% due 11/15/2029		500	541

Enel Finance America LLC
7.100% due 10/14/2027		1,000	1,076

Enel Finance International NV
1.875% due 07/12/2028		800	674

Greenko Dutch BV
3.850% due 03/29/2026		376	338

Greenko Power Ltd.
4.300% due 12/13/2028		191	165

Iberdrola International BV
6.750% due 09/15/2033		250	269

India Green Energy Holdings
5.375% due 04/29/2024		250	242

India Green Power Holdings
4.000% due 02/22/2027		250	213

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029		650	567

Pacific Gas & Electric Co.
6.700% due 04/01/2053		1,100	1,133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pattern Energy Operations LP
4.500% due 08/15/2028		$500	$458

San Diego Gas & Electric Co.
2.950% due 08/15/2051		350	244

Solar Star Funding LLC
5.375% due 06/30/2035		157	161

Southwestern Public Service Co.
3.150% due 05/01/2050		100	72

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		324	318

TDC Net AS
5.056% due 05/31/2028	EUR	400	428

TerraForm Power Operating LLC
5.000% due 01/31/2028		$200	190

Vodafone Group PLC
5.125% due 06/04/2081 •		110	77

			10,319

Total Corporate Bonds & Notes (Cost $99,041)			89,224

U.S. GOVERNMENT AGENCIES 34.4%

Fannie Mae
3.000% due 01/01/2059		1,486	1,339
3.500% due 05/01/2056 - 08/01/2059		1,800	1,690

Freddie Mac
0.851% due 11/25/2030 ~(a)		2,795	138

Uniform Mortgage-Backed Security
3.000% due 07/01/2052		494	444
4.000% due 09/01/2049		171	165
6.500% due 02/01/2053 - 03/01/2053		300	309

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2053		17,700	16,459
4.000% due 05/01/2053		8,200	7,847
4.500% due 05/01/2053		5,900	5,783
5.000% due 04/01/2053 - 05/01/2053		29,700	29,623
5.500% due 04/01/2053 - 05/01/2053		9,100	9,190
6.000% due 05/01/2053		3,400	3,468
6.500% due 05/01/2053		2,100	2,164

Total U.S. Government Agencies (Cost $78,364)			78,619

U.S. TREASURY OBLIGATIONS 7.8%

U.S. Treasury Bonds
3.875% due 09/30/2029 (i)(k)		3,000	3,050

U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2024		101	99
0.125% due 10/15/2024		420	410
0.125% due 01/15/2031		2,069	1,913
0.125% due 01/15/2032		9,067	8,289
0.500% due 04/15/2024		47	47
0.625% due 01/15/2024		1,013	1,004
0.875% due 02/15/2047		992	860

U.S. Treasury Notes
2.750% due 08/15/2032		2,200	2,071

Total U.S. Treasury Obligations (Cost $17,145)			17,743

NON-AGENCY MORTGAGE-BACKED SECURITIES 22.2%

1211 Avenue of the Americas Trust
4.142% due 08/10/2035 ~		2,300	1,935

225 Liberty Street Trust
4.501% due 02/10/2036		1,550	1,387

280 Park Avenue Mortgage Trust
5.799% due 09/15/2034 •		2,400	2,250

Adjustable Rate Mortgage Trust
5.085% due 08/25/2036 •		684	253
5.405% due 08/25/2036 ~		274	108

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
5.035% due 12/25/2046 ^~		$34	$27
5.265% due 06/25/2037 •		144	131

BAMLL Commercial Mortgage Securities Trust
0.000% due 09/15/2038 ~(a)		261,000	0
7.434% due 09/15/2038 •		1,000	878

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~		2,453	1,627
4.957% due 08/10/2035 ~		900	770

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~		2,660	2,136

Bear Stearns ALT-A Trust
5.165% due 06/25/2046 ^•		314	259

Beast Mortgage Trust
6.634% due 03/15/2036 •		500	396
7.184% due 03/15/2036 •		500	384

Beneria Cowen & Pritzer Collateral Funding Corp.
7.176% due 06/15/2038 •		900	705

Bridgepoint CLO DAC
0.000% due 10/16/2062 •	GBP	1,900	2,312

BSST Mortgage Trust
7.678% due 02/15/2037 •		$1,200	1,057

Chase Mortgage Finance Trust
3.713% due 03/25/2037 ^~		125	113

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037		270	234

Commercial Mortgage Trust
3.832% due 02/10/2036 ~		2,100	1,847
5.984% due 06/15/2034 •		607	528
6.234% due 06/15/2034 ~		734	625
7.835% due 12/15/2038 •		1,000	879

Countrywide Alternative Loan Trust
5.225% due 10/25/2046 •		71	62
5.418% due 11/20/2035 •		139	111

Countrywide Home Loan Mortgage Pass-Through Trust
3.521% due 02/25/2047 ^~		45	37

Countrywide Home Loan Reperforming REMIC Trust
4.255% due 01/25/2034 ^~		80	66

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.908% due 04/25/2047 ~		73	61

DOLP Trust
3.704% due 05/10/2041 ~		1,600	1,015

DROP Mortgage Trust
6.930% due 10/15/2043 •		1,000	860
7.430% due 10/15/2043 •		996	861

Extended Stay America Trust
6.385% due 07/15/2038 •		317	308
6.935% due 07/15/2038 •		561	536

GCT Commercial Mortgage Trust
6.384% due 02/15/2038 •		200	169

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		200	162

HarborView Mortgage Loan Trust
3.764% due 06/19/2036 ^~		133	61

Independence Plaza Trust
3.911% due 07/10/2035		1,500	1,403
4.158% due 07/10/2035		200	186
4.356% due 07/10/2035		350	318

IndyMac INDX Mortgage Loan Trust
5.185% due 01/25/2037 ^•		70	58
5.365% due 07/25/2035 •		373	254

JP Morgan Chase Commercial Mortgage Securities Corp.
5.784% due 05/15/2034 •		730	716
6.794% due 05/15/2034 •		1,020	1,008
7.184% due 05/15/2034 •		900	887

JP Morgan Chase Commercial Mortgage Securities Trust
5.984% due 04/15/2038 •		365	347
6.384% due 04/15/2038 •		900	848
6.434% due 03/15/2036 ~		100	95
6.524% due 06/15/2038 •		1,000	904
6.984% due 03/15/2036 •		1,600	1,488
7.784% due 03/15/2036 •		300	268

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~	$2,000	$1,277

MAD Mortgage Trust
3.142% due 08/15/2034 ~	1,580	1,458
3.710% due 08/15/2034 ~	1,057	896

Merrill Lynch Alternative Note Asset Trust
5.245% due 03/25/2037 •	819	267

MFT Trust
3.283% due 08/10/2040 ~	1,180	783
3.358% due 02/10/2042	100	73

Morgan Stanley Capital Trust
5.984% due 12/15/2036 •	1,480	1,323
6.484% due 12/15/2036 •	1,097	865
7.761% due 12/15/2038 •	1,500	1,360

Morgan Stanley Mortgage Loan Trust
5.165% due 06/25/2036 •	258	57

Natixis Commercial Mortgage Securities Trust
0.514% due 02/15/2039 ~(a)	23,885	642

NYO Commercial Mortgage Trust
7.230% due 11/15/2038 •	1,500	1,254

One New York Plaza Trust
5.634% due 01/15/2036 •	200	192
5.934% due 01/15/2036 •	1,000	941

Residential Accredit Loans, Inc. Trust
5.500% due 02/25/2036	253	203
6.000% due 06/25/2036 ^	147	121
6.000% due 06/25/2037	219	171

Residential Asset Securitization Trust
1.845% due 04/25/2037 •(a)	510	95
5.155% due 04/25/2037 •	510	98

SFO Commercial Mortgage Trust
6.484% due 05/15/2038 •	450	376
7.084% due 05/15/2038 •	450	372

Starwood Mortgage Trust
6.934% due 04/15/2034 •	1,000	958
6.989% due 11/15/2036 •	1,100	1,014

VASA Trust
6.434% due 07/15/2039 ~	400	368
6.784% due 07/15/2039 •	400	367

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 11/25/2037 ^	141	117

Worldwide Plaza Trust
3.526% due 11/10/2036	100	86
3.596% due 11/10/2036 ~	1,250	956

Total Non-Agency Mortgage-Backed Securities (Cost $57,173)		50,620

ASSET-BACKED SECURITIES 10.9%

ACE Securities Corp. Home Equity Loan Trust
5.015% due 11/25/2036 •	503	212

Argent Securities Trust
5.145% due 07/25/2036 •	167	145

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.645% due 11/25/2034 •	300	268

Asset-Backed Securities Corp. Home Equity Loan Trust
4.180% due 01/25/2036 •	2,085	1,775
6.690% due 05/25/2035 •	403	364

Bear Stearns Asset-Backed Securities Trust
5.125% due 11/25/2036 •	51	50
5.977% due 12/25/2034 •	271	260

Centex Home Equity Loan Trust
5.295% due 06/25/2036 •	8	8
5.775% due 09/25/2034 •	71	68
5.805% due 03/25/2035 •	204	191

Countrywide Asset-Backed Certificates Trust
5.280% due 01/25/2045 ^•	277	244
5.325% due 03/25/2047 ^~	226	197

EquiFirst Mortgage Loan Trust
6.645% due 04/25/2035 •	210	171

FHF Trust
2.290% due 03/15/2027	800	752

First Franklin Mortgage Loan Trust
4.830% due 03/25/2036 •	1,688	1,477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Help Financial LLC
4.430% due 01/18/2028		$675	$659

GoodLeap Sustainable Home Solutions Trust
4.000% due 04/20/2049		940	845
4.950% due 07/20/2049		965	923

GSAA Home Equity Trust
4.985% due 03/25/2036 •		54	20
6.000% due 10/25/2037 ^		64	57
6.948% due 06/25/2036 þ		226	61

Lehman XS Trust
5.185% due 10/25/2036 •		133	118

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		150	118

Long Beach Mortgage Loan Trust
5.165% due 10/25/2036 •		768	243

MASTR Asset-Backed Securities Trust
5.745% due 10/25/2035 •		225	193

Merrill Lynch Mortgage Investors Trust
5.445% due 12/25/2036 •		1,554	1,430

Mosaic Solar Loan Trust
2.640% due 01/20/2053		661	578

New Century Home Equity Loan Trust
5.580% due 10/25/2035 •		1,800	1,450

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		1,296	1,153
4.320% due 09/25/2030		800	739

Residential Asset Mortgage Products Trust
5.227% due 10/25/2033 ~		296	287
6.045% due 01/25/2035 ^~		909	823

Residential Asset Securities Corp. Trust
5.439% due 08/25/2034 •		122	116

Service Experts Issuer
2.670% due 02/02/2032		700	643

Specialty Underwriting & Residential Finance Trust
6.015% due 12/25/2035 •		197	187

Starwood Commercial Mortgage Trust
6.809% due 04/18/2038 •		400	371

Structured Asset Investment Loan Trust
5.545% due 04/25/2033 •		30	30
5.820% due 05/25/2035 •		1,639	1,372

Structured Asset Securities Corp. Mortgage Loan Trust
5.135% due 07/25/2036 ^•		1,534	1,445
5.265% due 02/25/2037 •		114	109

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		1,535	1,330

Sunrun Demeter Issuer
2.270% due 01/30/2057		704	565

Tricolor Auto Securitization Trust
6.480% due 08/17/2026		2,231	2,231

Upstart Pass-Through Trust Series
3.800% due 04/20/2030		672	647

Total Asset-Backed Securities (Cost $26,862)			24,925

SOVEREIGN ISSUES 1.4%

Chile Government International Bond
2.750% due 01/31/2027		300	283
3.500% due 01/31/2034		300	268

Fondo MIVIVIENDA SA
4.625% due 04/12/2027		400	381

Korea Development Bank
4.800% due 06/10/2023	IDR	13,450,000	895

Mexico Government International Bond
2.250% due 08/12/2036	EUR	610	473

Romania Government International Bond
2.000% due 04/14/2033		200	148

Serbia Government International Bond
1.000% due 09/23/2028		300	252

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	7,540	451

Uruguay Government International Bond
4.975% due 04/20/2055		$100	98

Total Sovereign Issues (Cost $3,871)			3,249

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	71

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

CaixaBank SA
5.875% due 10/09/2027 •(d)(e)	200,000	$192
6.750% due 06/13/2024 •(d)(e)	200,000	209

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(d)	100,000	82

Total Preferred Securities (Cost $608)		483

SHORT-TERM INSTRUMENTS 14.7%

REPURCHASE AGREEMENTS (f) 9.8%
		22,300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 4.9%

Federal Home Loan Bank
4.850% due 05/05/2023 - 05/18/2023 •	$11,100	$11,100

Total Short-Term Instruments (Cost $33,400)		33,400

Total Investments in Securities (Cost $317,379)		299,178

Total Investments 131.1% (Cost $317,379)		$299,178

Financial Derivative Instruments (h)(j) (0.5)% (Cost or Premiums, net $(2,375))		(1,157)

Other Assets and Liabilities, net (30.6)%		(69,893)

Net Assets 100.0%		$228,128

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Security is not accruing income as of the date of this report.

(c)	Principal amount of security is adjusted for inflation.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.920%	03/31/2023	04/03/2023	$22,300	U.S. Treasury Notes 1.500% due 01/31/2027	$(22,848)	$22,300	$22,309

Total Repurchase Agreements						$(22,848)	$22,300	$22,309

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BRC	1.750%	05/26/2022	TBD	(3)	GBP	(191)	$(236)

Total Reverse Repurchase Agreements							$(236)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2053	$750	$(602)	$(620)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2053	750	(637)	(647)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2053	500	(448)	(449)

Total Short Sales (0.8)%				$(1,687)	$(1,716)

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$22,309	$0	$0	$22,309	$(22,848)	$(539)
BRC	0	(236)	0	(236)	223	(13)

Total Borrowings and Other Financing Transactions	$22,309	$(236)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(236)	$(236)

Total Borrowings	$0	$0	$0	$(236)	$(236)

Payable for reverse repurchase agreements					$(236)

(g)	Securities with an aggregate market value of $223 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(895) at a weighted average interest rate of 2.231%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	2	$2	$(1)	$0
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	2	2	(1)	0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	2	2	(1)	0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	7	7	(4)	(1)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	4	4	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	2	2	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	4	4	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	7	7	(6)	(1)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.063	12/15/2023	6	15	(12)	(7)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.063	12/15/2023	6	15	(12)	(12)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.125	12/15/2023	6	15	(11)	(7)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.125	12/15/2023	6	15	(11)	(13)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.375	12/15/2023	8	20	(17)	(8)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.375	12/15/2023	8	20	(17)	(21)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	3	8	(3)	(9)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	3	8	(2)	(1)
Call - CME 3-Month SOFR Active Contract September 2023 Futures	96.000	09/15/2023	6	15	(10)	(4)
Put - CME 3-Month SOFR Active Contract September 2023 Futures	96.000	09/15/2023	6	15	(11)	(13)
Call - CME 3-Month SOFR Active Contract September 2023 Futures	96.188	09/15/2023	8	20	(16)	(5)
Put - CME 3-Month SOFR Active Contract September 2023 Futures	96.188	09/15/2023	8	20	(16)	(20)

Total Written Options					$(156)	$(125)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	73

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	3	$442	$13	$2	$(2)
U.S. Treasury Long-Term Bond June Futures	06/2023	1	131	6	1	0

				$19	$3	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	10	$(2,393)	$41	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2025	4	(969)	9	0	(1)
3-Month SOFR Active Contract December Futures	03/2026	5	(1,213)	10	0	(1)
3-Month SOFR Active Contract June Futures	09/2024	6	(1,447)	17	0	(1)
3-Month SOFR Active Contract June Futures	09/2025	4	(970)	8	0	(1)
3-Month SOFR Active Contract March Futures	06/2024	7	(1,682)	24	0	(1)
3-Month SOFR Active Contract March Futures	06/2025	4	(970)	9	0	(1)
3-Month SOFR Active Contract March Futures	06/2026	4	(971)	8	0	(1)
3-Month SOFR Active Contract September Futures	12/2024	6	(1,451)	15	0	(1)
3-Month SOFR Active Contract September Futures	12/2025	4	(970)	8	0	(1)
U.S. Treasury 5-Year Note June Futures	06/2023	156	(17,083)	(348)	0	(35)
U.S. Treasury 10-Year Note June Futures	06/2023	228	(26,202)	(692)	0	(78)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	6	(727)	(19)	0	(2)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	7	(988)	(40)	0	(9)

				$(950)	$0	$(134)

Total Futures Contracts				$(931)	$3	$(136)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.157%	EUR	200	$(1)	$(1)	$(2)	$0	$0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.299		700	(10)	(1)	(11)	1	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.990		500	1	(1)	0	2	0

							$(10)	$(3)	$(13)	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	1,600	$13	$(28)	$(15)	$7	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026	JPY	590,000	16	22	38	3	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	06/16/2028		1,600,000	90	110	200	12	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		1,100,000	203	(35)	168	9	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		340,000	4	28	32	3	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		133,000	38	41	79	0	(2)
Pay(5)	1-Day USD-SOFR Compounded-OIS	5.100	Annual	05/22/2024	$	79,420	(126)	529	403	14	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	5.400	Annual	06/06/2024		46,970	(25)	421	396	9	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		8,800	(1)	109	108	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		2,300	(115)	13	(102)	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		4,400	0	54	54	0	(4)
Pay(5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	05/22/2025		40,910	(119)	560	441	53	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	4.900	Annual	06/06/2025		24,240	17	448	465	32	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.600	Annual	01/16/2026		3,500	45	66	111	0	(6)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,500	1	45	46	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027		400	(1)	(28)	(29)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027		400	(1)	(22)	(23)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.620	Annual	04/18/2027		400	(1)	(32)	(33)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027		500	(2)	(35)	(37)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027		500	(2)	(36)	(38)	1	0

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.370%	Annual	06/21/2027	$	800	$(3)	$(37)	$(40)	$2	$0
Pay	1-Day USD-SOFR Compounded-OIS	2.605	Annual	06/28/2027		800	(4)	(28)	(32)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027		1,000	(5)	(25)	(30)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.430	Annual	09/30/2027		700	0	35	35	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.880	Annual	09/30/2027		2,000	(15)	(42)	(57)	5	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027		670	0	32	32	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027		1,900	(14)	(38)	(52)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	2.955	Annual	10/04/2027		700	(5)	(13)	(18)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/13/2027		600	(1)	(7)	(8)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		13,880	(882)	(54)	(936)	34	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		400	(1)	8	7	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		890	20	(19)	1	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		200	(1)	(18)	(19)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029		500	(3)	(6)	(9)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		500	(3)	(4)	(7)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		2,470	228	(24)	204	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		400	(1)	6	5	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		400	(1)	3	2	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		100	0	2	2	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		1,440	41	(26)	15	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032		250	(1)	(30)	(31)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032		250	(1)	(27)	(28)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032		200	(1)	(22)	(23)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		350	(2)	(37)	(39)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032		250	(1)	(28)	(29)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032		200	(1)	(22)	(23)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032		400	(3)	(4)	(7)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032		200	(1)	(5)	(6)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.350	Annual	12/14/2032		100	0	(1)	(1)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		10,620	(1,514)	382	(1,132)	51	0
Pay	1-Day USD-SOFR Compounded-OIS	3.400	Annual	02/23/2033		200	(1)	4	3	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		200	(1)	5	4	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		200	(1)	4	3	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033		200	(1)	4	3	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		200	(1)	5	4	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		200	(1)	3	2	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		400	(1)	9	8	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	05/22/2033		18,580	179	(715)	(536)	0	(102)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.700	Annual	06/06/2033		11,110	(57)	(459)	(516)	0	(62)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		3,490	52	(8)	44	0	(19)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		10	0	0	0	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		100	(30)	6	(24)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		200	(2)	7	5	2	0
Pay	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		8,800	(64)	(157)	(221)	0	(2)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024		500	(1)	(15)	(16)	0	0
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026		250	0	23	23	0	(1)
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2027		200	0	(17)	(17)	0	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/12/2027		100	0	(9)	(9)	0	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027		500	(1)	(44)	(45)	1	0
Pay	3-Month USD-LIBOR	1.443	Semi-Annual	01/18/2027		500	(1)	(44)	(45)	1	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		100	0	9	9	0	0
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027		250	0	(23)	(23)	1	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		600	(2)	(49)	(51)	2	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		550	0	50	50	0	(1)
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		2,200	(8)	(173)	(181)	6	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027		300	(1)	(24)	(25)	1	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		500	0	44	44	0	(1)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		2,000	(8)	(149)	(157)	5	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	02/24/2027		400	0	35	35	0	(1)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	02/24/2027		1,300	(5)	(99)	(104)	3	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2027		500	(14)	71	57	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	01/12/2029		110	0	13	13	0	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029		400	(2)	(40)	(42)	1	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		150	0	(17)	(17)	0	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		150	0	(16)	(16)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		1,900	(19)	338	319	0	(8)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	05/10/2031		800	9	107	116	0	(4)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		700	62	75	137	0	(3)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2031		250	(1)	39	38	0	(1)
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031		200	0	(30)	(30)	1	0
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032		150	(1)	(20)	(21)	1	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	75

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.655%	Semi-Annual	01/24/2032	$	150	$(1)	$(21)	$(22)	$1	$0
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032		100	0	(14)	(14)	0	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	02/18/2032		200	(1)	(22)	(23)	1	0
Receive	3-Month USD-LIBOR	1.967	Semi-Annual	06/23/2051		100	(1)	25	24	0	(1)
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		250	(3)	73	70	0	(2)
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052		50	0	(14)	(14)	1	0
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052		50	0	(13)	(13)	1	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027	EUR	700	(3)	(58)	(61)	0	(2)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		450	(2)	(37)	(39)	0	(1)
Receive(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028		12,200	62	(62)	0	8	(10)
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		500	(11)	(9)	(20)	0	0
Receive(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		3,600	36	(52)	(16)	0	(2)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		300	8	(10)	(2)	0	0

							$(1,979)	$710	$(1,269)	$317	$(274)

Total Swap Agreements							$(1,989)	$707	$(1,282)	$320	$(274)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3	$320	$323	$(125)	$(136)	$(274)	$(535)

(i)

Securities with an aggregate market value of $540 and cash of $3,970 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2023		$148	EUR	138	$3	$0

BPS	04/2023	KRW	521,678		$400	0	0
	04/2023	MXN	4,445		244	0	(2)
	05/2023	EUR	17,976		19,295	0	(246)
	05/2023		$4,573	JPY	598,952	0	(35)
	06/2023	IDR	12,337		$1	0	0
	06/2023	MXN	186		10	0	0
	06/2023		$13	IDR	200,007	0	0
	06/2023		400	KRW	519,406	0	0
	06/2023		244	MXN	4,507	2	0

BRC	05/2023	GBP	4,702		$5,681	0	(124)

CBK	05/2023	EUR	176		188	0	(3)
	05/2023		$2,000	CAD	2,669	0	(24)

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2023		$264	CLP	212,628	$2	$0
	05/2023		540	EUR	504	8	0
	05/2023	ZAR	507		$28	0	(1)
	06/2023	MXN	23		1	0	0
	06/2023		$7	IDR	103,456	0	0

GLM	05/2023	ZAR	736		$40	0	(1)

MBC	05/2023	JPY	42,700		321	0	(3)
	05/2023		$1,001	NOK	10,103	0	(34)
	06/2023	IDR	3,644,088		$239	0	(4)
	06/2023		$74	IDR	1,120,841	1	0

MYI	04/2023		862	KRW	1,069,840	0	(42)
	06/2023	IDR	3,195,179		$210	0	(3)

RBC	04/2023		$214	MXN	4,428	31	0
	05/2023		4,980	AUD	7,112	0	(219)
	05/2023		1,705	MXN	32,276	72	0
	07/2023		410		7,882	19	0

SCX	04/2023		1,677	KRW	2,069,563	0	(93)
	04/2023	ZAR	3,914		$213	0	(7)
	05/2023		$277	GBP	234	12	0
	05/2023		1,005	NZD	1,585	0	(15)
	06/2023	IDR	7,994,427		$524	0	(10)
	06/2023		$7	IDR	101,417	0	0

Total Forward Foreign Currency Contracts						$150	$(866)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110%	07/26/2032	200	$32	$27
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.110	07/26/2032	300	49	57

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.053	07/20/2023	3,200	19	2
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.053	07/20/2023	3,200	19	42
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.620	07/22/2024	3,200	24	14
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.620	07/22/2024	3,200	24	28
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	07/20/2027	300	40	31
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	07/20/2027	300	40	46

Total Purchased Options							$247	$247

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	500	$(2)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	500	(2)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	200	(1)	(1)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	100	(1)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	100	(1)	0

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	200	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	600	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	600	(1)	(8)

CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	100	(1)	(1)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.040	06/15/2023	1,300	(7)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.040	06/15/2023	1,300	(7)	(8)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.060	06/15/2023	5,300	(28)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.060	06/15/2023	5,300	(28)	(31)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.140	06/20/2023	2,200	(12)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.140	06/20/2023	2,200	(12)	(12)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/25/2023	1,400	(9)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.765	07/25/2023	1,400	(9)	(22)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	77

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920%	10/13/2023	300	$(2)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	300	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	500	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	500	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	500	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	500	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	500	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	500	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	500	(4)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	500	(4)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	200	(2)	(2)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/05/2023	600	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/05/2023	600	(1)	(9)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	1,000	(2)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	1,000	(2)	(15)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	600	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	600	(1)	(8)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	600	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	600	(1)	(9)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.468	07/25/2023	300	(7)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.468	07/25/2023	300	(7)	(11)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	400	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	400	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	300	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	300	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	600	(7)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	600	(8)	(7)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	200	(1)	0

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.052	07/20/2023	1,400	(9)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.052	07/20/2023	1,400	(9)	(19)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	300	(2)	(4)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.675	07/20/2023	300	(7)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.675	07/20/2023	300	(7)	(9)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.537	07/20/2023	100	(7)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.537	07/20/2023	100	(7)	(8)

							$(271)	$(268)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Cap	3.018%	1-Day USD-SOFR Compounded-OIS	07/24/2024	3,200	$ (24)	$ (46)
	Call - OTC 1-Year Interest Rate Cap	2.596	1-Day USD-SOFR Compounded-OIS	07/23/2025	3,200	(28)	(32)
	Put - OTC 1-Year Interest Rate Floor	3.018	1-Day USD-SOFR Compounded-OIS	07/24/2024	3,200	(24)	(7)
	Put - OTC 1-Year Interest Rate Floor	2.596	1-Day USD-SOFR Compounded-OIS	07/23/2025	3,200	(28)	(17)

						$ (104)	$ (102)

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.469	04/06/2023	100	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	100	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	100	0	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	300	(1)	(3)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	200	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	200	(1)	(1)

					$(7)	$(6)

Total Written Options					$(382)	$(376)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
MYC	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	2.168%	$	1,000	$(44)	$5	$0	$(39)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	CMBX.NA.AAA.14 Index	0.500%	Monthly	12/16/2072	$	2,100	$(51)	$(10)	$0	$(61)

Total Swap Agreements							$(95)	$(5)	$0	$(100)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$3	$0	$0	$3	$0	$(7)	$0	$(7)	$(4)	$0	$(4)
BPS	2	0	0	2	(283)	(11)	0	(294)	(292)	326	34
BRC	0	0	0	0	(124)	0	0	(124)	(124)	0	(124)
CBK	10	0	0	10	(28)	(1)	0	(29)	(19)	0	(19)
GLM	0	84	0	84	(1)	(202)	0	(203)	(119)	0	(119)
JPM	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
MBC	1	0	0	1	(41)	0	0	(41)	(40)	0	(40)
MYC	0	163	0	163	0	(148)	(100)	(248)	(85)	70	(15)
MYI	0	0	0	0	(45)	0	0	(45)	(45)	(10)	(55)
RBC	122	0	0	122	(219)	0	0	(219)	(97)	266	169
SAL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
SCX	12	0	0	12	(125)	0	0	(125)	(113)	0	(113)

Total Over the Counter	$150	$247	$0	$397	$(866)	$(376)	$(100)	$(1,342)

(k)

Securities with an aggregate market value of $663 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	79

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	3	0	0	317	320

	$0	$3	$0	$0	$320	$323

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$150	$0	$150
Purchased Options	0	0	0	0	247	247

	$0	$0	$0	$150	$247	$397

	$0	$3	$0	$150	$567	$720

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$125	$125
Futures	0	0	0	0	136	136
Swap Agreements	0	0	0	0	274	274

	$0	$0	$0	$0	$535	$535

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$866	$0	$866
Written Options	0	0	0	0	376	376
Swap Agreements	0	100	0	0	0	100

	$0	$100	$0	$866	$376	$1,342

	$0	$100	$0	$866	$911	$1,877

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	1,693	1,693
Swap Agreements	0	6	0	0	2,912	2,918

	$0	$6	$0	$0	$4,610	$4,616

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,005	$0	$2,005
Written Options	0	0	0	0	192	192
Swap Agreements	0	18	0	0	0	18

	$0	$18	$0	$2,005	$192	$2,215

	$0	$24	$0	$2,005	$4,802	$6,831

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$31	$31
Futures	0	0	0	0	(1,160)	(1,160)
Swap Agreements	0	11	0	0	(167)	(156)

	$0	$11	$0	$0	$(1,296)	$(1,285)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,540)	$0	$(1,540)
Written Options	0	0	0	0	225	225
Swap Agreements	0	(8)	0	0	(7)	(15)

	$0	$(8)	$0	$(1,540)	$218	$(1,330)

	$0	$3	$0	$(1,540)	$(1,078)	$(2,615)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$915	$0	$915
Corporate Bonds & Notes
Banking & Finance	0	59,428	0	59,428
Industrials	0	19,477	0	19,477
Utilities	0	10,319	0	10,319
U.S. Government Agencies	0	78,619	0	78,619
U.S. Treasury Obligations	0	17,743	0	17,743
Non-Agency Mortgage-Backed Securities	0	50,620	0	50,620
Asset-Backed Securities	0	24,925	0	24,925
Sovereign Issues	0	3,249	0	3,249
Preferred Securities
Financials	0	483	0	483
Short-Term Instruments
Repurchase Agreements	0	22,300	0	22,300
Short-Term Notes	0	11,100	0	11,100

Total Investments	$0	$299,178	$0	$299,178

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,716)	$0	$(1,716)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	321	0	323
Over the counter	0	397	0	397

	$2	$718	$0	$720

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(533)	0	(535)
Over the counter	0	(1,342)	0	(1,342)

	$(2)	$(1,875)	$0	$(1,877)

Total Financial Derivative Instruments	$0	$(1,157)	$0	$(1,157)

Totals	$0	$296,305	$0	$296,305

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	81

Schedule of Investments	PIMCO High Yield Spectrum Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%

American Airlines, Inc.
9.558% (LIBOR03M + 4.750%) due 04/20/2028 ~		$400	$407

Diamond Sports Group LLC
12.775% (LIBOR03M + 8.150%) due 05/25/2026 ~		222	209

Envision Healthcare Corp.
12.701% due 04/29/2027		85	84
16.326% due 04/28/2028		122	91

Intelsat Jackson Holdings SA
9.082% due 02/01/2029		529	525

SBA Senior Finance LLC
6.600% (LIBOR01M + 1.750%) due 04/11/2025 ~		1,347	1,348

Softbank Vision Fund
5.000% due 12/21/2025 «		1,218	1,146

Total Loan Participations and Assignments (Cost $3,997)			3,810

CORPORATE BONDS & NOTES 81.0%

BANKING & FINANCE 13.2%

ADLER Group SA
1.875% due 01/14/2026	EUR	600	260
12.500% due 07/31/2025 «(i)		435	471

Allied Universal Holdco LLC
3.625% due 06/01/2028		1,000	898
6.000% due 06/01/2029		$600	449

Armor Holdco, Inc.
8.500% due 11/15/2029		600	489

Banca Monte dei Paschi di Siena SpA
7.677% due 01/18/2028 •	EUR	950	868
8.000% due 01/22/2030 •		450	437
10.500% due 07/23/2029		200	211

Bank of Ireland Group PLC
2.375% due 10/14/2029 •		300	308

Barclays PLC
8.000% due 03/15/2029 •(g)(h)		$700	599

Burford Capital Global Finance LLC
6.875% due 04/15/2030		850	733

Coinbase Global, Inc.
3.625% due 10/01/2031		375	210

CTR Partnership LP
3.875% due 06/30/2028		200	171

Curo Group Holdings Corp.
7.500% due 08/01/2028		1,000	400

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		500	431
3.416% due 12/01/2024 •	EUR	2,250	2,395
4.000% due 11/13/2030		$650	553
4.125% due 08/17/2027		1,100	1,009
4.271% due 01/09/2027		1,800	1,679

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		1,350	1,233

Freedom Mortgage Corp.
6.625% due 01/15/2027		600	462

Getty Images, Inc.
9.750% due 03/01/2027		1,000	1,000

Howard Hughes Corp.
4.125% due 02/01/2029		500	424
5.375% due 08/01/2028		225	205

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(g)(h)	EUR	1,000	1,064
7.700% due 09/17/2025 •(g)(h)		$400	368

Intrum AB
3.500% due 07/15/2026	EUR	500	453
4.875% due 08/15/2025		1,000	1,004

Jefferies Finance LLC
5.000% due 08/15/2028		$600	509

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029		600	434

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LeasePlan Corp. NV
7.375% due 05/29/2024 •(g)(h)	EUR	600	$631

LFS Topco LLC
5.875% due 10/15/2026		$500	436

Liberty Mutual Group, Inc.
4.300% due 02/01/2061		200	119

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(g)(h)		1,500	1,419

Midcap Financial Issuer Trust
5.625% due 01/15/2030		500	396
6.500% due 05/01/2028		450	383

MPT Operating Partnership LP
0.993% due 10/15/2026	EUR	1,100	810

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		$400	308

Nexi SpA
2.125% due 04/30/2029	EUR	700	624

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		$400	339

OneMain Finance Corp.
4.000% due 09/15/2030		500	375
5.375% due 11/15/2029		750	632
6.875% due 03/15/2025		500	485
7.125% due 03/15/2026		500	481

Park Intermediate Holdings LLC
4.875% due 05/15/2029		500	431

Paysafe Finance PLC
3.000% due 06/15/2029	EUR	400	339

PennyMac Financial Services, Inc.
5.375% due 10/15/2025		$1,000	935
5.750% due 09/15/2031		300	238

PRA Group, Inc.
5.000% due 10/01/2029		1,000	838

RHP Hotel Properties LP
4.500% due 02/15/2029		1,000	905

RLJ Lodging Trust LP
4.000% due 09/15/2029		600	502

Rocket Mortgage LLC
4.000% due 10/15/2033		1,000	795

SBA Communications Corp.
3.125% due 02/01/2029		600	523

SLM Corp.
3.125% due 11/02/2026		1,000	851

UniCredit SpA
5.459% due 06/30/2035 •		1,000	825

UPC Broadband Finco BV
4.875% due 07/15/2031		400	346

USI, Inc.
6.875% due 05/01/2025		550	542

ZF Finance GmbH
2.750% due 05/25/2027	EUR	1,100	1,068

			36,303

INDUSTRIALS 63.1%

Accor SA
2.375% due 11/29/2028		400	384

Adient Global Holdings
7.000% due 04/15/2028		$450	463

Adient Global Holdings Ltd.
3.500% due 08/15/2024	EUR	75	81

ADT Security Corp.
4.875% due 07/15/2032		$400	353

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		700	534

Ahead DB Holdings LLC
6.625% due 05/01/2028		750	623

Air Canada
3.875% due 08/15/2026		800	727

Albertsons Cos., Inc.
6.500% due 02/15/2028		700	703

Albion Financing 1 SARL
6.125% due 10/15/2026		450	401

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allegiant Travel Co.
7.250% due 08/15/2027		$1,000	$997

Allison Transmission, Inc.
3.750% due 01/30/2031		200	171

Altice Financing SA
3.000% due 01/15/2028	EUR	500	434
5.750% due 08/15/2029		$750	597

Altice France Holding SA
6.000% due 02/15/2028		1,000	639
8.000% due 05/15/2027	EUR	500	406

Altice France SA
4.000% due 07/15/2029		350	285
5.125% due 01/15/2029		$500	382
5.500% due 01/15/2028		800	658
8.125% due 02/01/2027		350	324

AMC Networks, Inc.
4.250% due 02/15/2029		500	308

American Airlines, Inc.
5.500% due 04/20/2026		1,700	1,675
5.750% due 04/20/2029		1,200	1,152

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		300	273

Apache Corp.
4.875% due 11/15/2027		1,000	929

Arches Buyer, Inc.
6.125% due 12/01/2028		550	454

Ardagh Packaging Finance PLC
2.125% due 08/15/2026	EUR	500	476

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029		$400	353

Ashland Services BV
2.000% due 01/30/2028	EUR	1,000	940

ASP Unifrax Holdings, Inc.
5.250% due 09/30/2028		$550	440
7.500% due 09/30/2029		200	136

At Home Group, Inc.
7.125% due 07/15/2029		700	402

AthenaHealth Group, Inc.
6.500% due 02/15/2030		400	325

Atlantia SpA
1.625% due 02/03/2025	EUR	500	515
1.875% due 07/13/2027		1,000	963
1.875% due 02/12/2028		200	183

Avantor Funding, Inc.
3.875% due 07/15/2028		500	507
3.875% due 11/01/2029		$500	448

Axalta Coating Systems Dutch Holding B BV
3.750% due 01/15/2025	EUR	750	805

B&G Foods, Inc.
5.250% due 04/01/2025		$300	280

B.C. Unlimited Liability Co.
3.875% due 01/15/2028		1,000	931
4.000% due 10/15/2030		1,950	1,674

Ball Corp.
2.875% due 08/15/2030		500	417

Bath & Body Works, Inc.
6.875% due 11/01/2035		350	316

Bausch Health Cos., Inc.
5.500% due 11/01/2025		1,000	823
11.000% due 09/30/2028		289	214
14.000% due 10/15/2030		57	32

BC Ltd.
9.000% due 01/30/2028		163	162

BCP Modular Services Finance PLC
6.750% due 11/30/2029	EUR	800	695

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		$1,025	938

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (a)		450	354

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		500	474

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	1,050	1,065

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Block, Inc.
3.500% due 06/01/2031		$425	$349

Boise Cascade Co.
4.875% due 07/01/2030		850	752

Boxer Parent Co., Inc.
6.500% due 10/02/2025	EUR	250	269

Builders FirstSource, Inc.
5.000% due 03/01/2030		$500	464
6.375% due 06/15/2032		500	502

CAB SELAS
3.375% due 02/01/2028	EUR	250	223

Cable One, Inc.
4.000% due 11/15/2030		$450	367

Cablevision Lightpath LLC
5.625% due 09/15/2028		750	518

Camelot Finance SA
4.500% due 11/01/2026		550	520

Carnival Corp.
4.000% due 08/01/2028		200	172
7.625% due 03/01/2026		650	594
10.500% due 02/01/2026		1,400	1,460

Carnival PLC
1.000% due 10/28/2029	EUR	600	335

Carvana Co.
4.875% due 09/01/2029		$500	205
5.500% due 04/15/2027		250	111

Catalent Pharma Solutions, Inc.
2.375% due 03/01/2028	EUR	2,000	1,957

CB High Ridge
8.875% due 03/15/2025 «		$1,750	29

CCO Holdings LLC
4.500% due 08/15/2030		1,500	1,269
4.500% due 05/01/2032		1,500	1,228
4.500% due 06/01/2033		1,000	806
5.000% due 02/01/2028		300	277

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025		250	216

CDI Escrow Issuer, Inc.
5.750% due 04/01/2030		600	580

Cellnex Finance Co. SA
2.000% due 02/15/2033	EUR	1,400	1,168
3.875% due 07/07/2041		$100	74

Chemours Co.
4.000% due 05/15/2026	EUR	535	535

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028		900	911

Chesapeake Energy Corp.
5.500% due 02/01/2026		$500	493
6.750% due 04/15/2029		600	596

Chobani LLC
7.500% due 04/15/2025		100	98

Chrome Bidco SASU
3.500% due 05/31/2028	EUR	500	452

Cinemark USA, Inc.
5.250% due 07/15/2028		$200	173

Cirsa Finance International SARL
4.750% due 05/22/2025	EUR	500	526
6.250% due 12/20/2023		121	131

Clarios Global LP
4.375% due 05/15/2026		1,500	1,557

Clarivate Science Holdings Corp.
3.875% due 07/01/2028		$500	447
4.875% due 07/01/2029		500	453

Clear Channel Outdoor Holdings, Inc.
7.750% due 04/15/2028		300	225

Cloud Software Group Holdings, Inc.
6.500% due 03/31/2029		950	841

Clydesdale Acquisition Holdings, Inc.
8.750% due 04/15/2030		500	455

CommScope, Inc.
4.750% due 09/01/2029		650	542
7.125% due 07/01/2028		850	628
8.250% due 03/01/2027		375	308

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Health Systems, Inc.
4.750% due 02/15/2031		$800	$591
5.625% due 03/15/2027		400	352
6.875% due 04/01/2028		750	466
6.875% due 04/15/2029		450	279
8.000% due 03/15/2026		500	484

Comstock Resources, Inc.
6.750% due 03/01/2029		500	458

Consolidated Communications, Inc.
5.000% due 10/01/2028		275	187

Coty, Inc.
3.875% due 04/15/2026	EUR	500	523
4.750% due 01/15/2029		$300	280
5.000% due 04/15/2026		1,000	966

CQP Holdco LP
5.500% due 06/15/2031		700	630

CSC Holdings LLC
6.500% due 02/01/2029		1,000	831

Ctec GmbH
5.250% due 02/15/2030	EUR	200	181

DaVita, Inc.
4.625% due 06/01/2030		$800	684

Diamond Foreign Asset Co. (9.000% Cash or 13.000% PIK)
9.000% due 04/22/2027 (a)		321	310

Diamond Sports Group LLC
5.375% due 08/15/2026 ^(b)		1,250	70
6.625% due 08/15/2027 ^(b)		500	7

DirecTV Financing LLC
5.875% due 08/15/2027		1,700	1,541

DISH DBS Corp.
5.250% due 12/01/2026		1,400	1,120
5.750% due 12/01/2028		400	299

DT Midstream, Inc.
4.125% due 06/15/2029		800	702
4.375% due 06/15/2031		500	436

Dufry One BV
2.000% due 02/15/2027	EUR	200	188
3.375% due 04/15/2028		1,500	1,435

Elanco Animal Health, Inc.
6.650% due 08/28/2028		$600	568

Embecta Corp.
5.000% due 02/15/2030		500	431

Endo Dac
6.000% due 06/30/2028 ^(b)		982	76

Endurance International Group Holdings, Inc.
6.000% due 02/15/2029		750	508

Energizer Holdings, Inc.
4.750% due 06/15/2028		300	270

EnLink Midstream LLC
5.625% due 01/15/2028		500	490
6.500% due 09/01/2030		600	607

EnLink Midstream Partners LP
4.850% due 07/15/2026		500	482

EQM Midstream Partners LP
4.000% due 08/01/2024		1,000	963
4.750% due 01/15/2031		500	416
7.500% due 06/01/2030		300	291

Fertitta Entertainment LLC
6.750% due 01/15/2030		750	618

First Student Bidco, Inc.
4.000% due 07/31/2029		700	610

Foundation Building Materials, Inc.
6.000% due 03/01/2029		400	318

Frontier Communications Holdings LLC
5.875% due 10/15/2027		375	341
6.000% due 01/15/2030		900	686
6.750% due 05/01/2029		250	198

Full House Resorts, Inc.
8.250% due 02/15/2028		650	592

Gap, Inc.
3.625% due 10/01/2029		500	357

Garda World Security Corp.
6.000% due 06/01/2029		400	319
7.750% due 02/15/2028		300	296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Global Medical Response, Inc.
6.500% due 10/01/2025		$400	$293

GoTo Group, Inc.
5.500% due 09/01/2027		325	167

Graham Packaging Co., Inc.
7.125% due 08/15/2028		500	433

Graphic Packaging International LLC
3.500% due 03/15/2028		700	641

Grifols Escrow Issuer SA
3.875% due 10/15/2028	EUR	1,200	1,016

Grifols SA
2.250% due 11/15/2027		300	277

H-Food Holdings LLC
8.500% due 06/01/2026		$900	558

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		450	370

Heathrow Finance PLC
4.125% due 09/01/2029 þ	GBP	200	206

Hess Midstream Operations LP
5.500% due 10/15/2030		$300	279

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		600	507
3.750% due 05/01/2029		375	336

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029		625	556

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027		500	472

Howmet Aerospace, Inc.
6.750% due 01/15/2028		750	789

iHeartCommunications, Inc.
4.750% due 01/15/2028		1,000	791
6.375% due 05/01/2026		250	221

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)		250	223

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		500	441

Illuminate Buyer LLC
9.000% due 07/01/2028		400	355

IMA Industria Macchine Automatiche SpA
3.750% due 01/15/2028	EUR	300	287

Imola Merger Corp.
4.750% due 05/15/2029		$400	358

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	375	366

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		300	283

Innophos Holdings, Inc.
9.375% due 02/15/2028		$700	716

Installed Building Products, Inc.
5.750% due 02/01/2028		800	738

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		2,109	1,939

IQVIA, Inc.
2.250% due 01/15/2028	EUR	1,500	1,446

Italmatch Chemicals SpA
10.000% due 02/06/2028		300	332

Jaguar Land Rover Automotive PLC
4.500% due 07/15/2028 (k)		550	491

JELD-WEN, Inc.
4.875% due 12/15/2027		$100	85

LABL, Inc.
6.750% due 07/15/2026		1,000	965
10.500% due 07/15/2027		300	278

Las Vegas Sands Corp.
3.900% due 08/08/2029		300	271

LBM Acquisition LLC
6.250% due 01/15/2029		250	192

Legacy LifePoint Health LLC
4.375% due 02/15/2027		400	328

Level 3 Financing, Inc.
3.750% due 07/15/2029		800	428

LHMC Finco 2 SARL (7.250% Cash or 8.000% PIK)
7.250% due 10/02/2025 (a)	EUR	104	105

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	83

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LifePoint Health, Inc.
5.375% due 01/15/2029		$500	$306

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		600	539

Loarre Investments SARL
6.500% due 05/15/2029	EUR	300	304

Loxam SAS
4.500% due 02/15/2027		700	716

Madison IAQ LLC
5.875% due 06/30/2029		$400	309

Manitowoc Co., Inc.
9.000% due 04/01/2026		450	451

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	500	422

Marks & Spencer PLC
3.750% due 05/19/2026	GBP	500	558

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029		$400	341

Masonite International Corp.
5.375% due 02/01/2028		500	478

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026		400	400
9.250% due 04/15/2027		400	370

McAfee Corp.
7.375% due 02/15/2030		500	420

Medline Borrower LP
3.875% due 04/01/2029		700	608
5.250% due 10/01/2029		500	434

MGM China Holdings Ltd.
4.750% due 02/01/2027		1,000	897

MGM Resorts International
4.625% due 09/01/2026		500	474

Midwest Gaming Borrower LLC
4.875% due 05/01/2029		500	435

MPH Acquisition Holdings LLC
5.750% due 11/01/2028		650	468

NCL Corp. Ltd.
5.875% due 03/15/2026		875	746
8.375% due 02/01/2028		500	502

NCR Corp.
5.250% due 10/01/2030		200	163
5.750% due 09/01/2027		500	492

NESCO Holdings, Inc.
5.500% due 04/15/2029		250	226

Newell Brands, Inc.
5.875% due 04/01/2036		300	266
6.000% due 04/01/2046		100	82

Nidda BondCo GmbH
5.000% due 09/30/2025	EUR	350	375

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024		1,500	1,601

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (a)		$146	161

Northriver Midstream Finance LP
5.625% due 02/15/2026		500	470

Novelis Corp.
3.250% due 11/15/2026		450	412

NuStar Logistics LP
5.750% due 10/01/2025		250	243
6.375% due 10/01/2030		500	480

Occidental Petroleum Corp.
6.200% due 03/15/2040		500	503
7.875% due 09/15/2031		1,500	1,686

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028		725	601
5.375% due 10/01/2029 (k)	EUR	500	401

Open Text Holdings, Inc.
4.125% due 12/01/2031		$550	454

Organon & Co.
2.875% due 04/30/2028	EUR	2,000	1,915

Owens & Minor, Inc.
4.500% due 03/31/2029		$500	391

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		$875	$787

Pactiv LLC
7.950% due 12/15/2025		600	609

Park River Holdings, Inc.
5.625% due 02/01/2029		800	546

Parkland Corp.
4.625% due 05/01/2030		500	445

PDC Energy, Inc.
5.750% due 05/15/2026		500	487

Pediatrix Medical Group, Inc.
5.375% due 02/15/2030		400	363

Performance Food Group, Inc.
4.250% due 08/01/2029		600	539

Permian Resources Operating LLC
5.375% due 01/15/2026		1,000	949

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024		1,000	980
4.900% due 12/15/2044		400	283

PetSmart, Inc.
7.750% due 02/15/2029		600	590

Pinnacle Bidco PLC
5.500% due 02/15/2025	EUR	300	302

Post Holdings, Inc.
4.625% due 04/15/2030		$500	449

Presidio Holdings, Inc.
8.250% due 02/01/2028		750	714

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		825	731

Prime Security Services Borrower LLC
6.250% due 01/15/2028		750	702

Q-Park Holding BV
2.000% due 03/01/2027	EUR	1,000	907

Quatrim SASU
5.875% due 01/15/2024 (k)		500	495

Radiate Holdco LLC
6.500% due 09/15/2028		$750	309

Radiology Partners, Inc.
9.250% due 02/01/2028		150	83

Revlon Consumer Products Corp.
6.250% due 08/01/2024 ^(b)		200	11

Ritchie Bros Holdings, Inc.
7.750% due 03/15/2031		500	525

Rockcliff Energy LLC
5.500% due 10/15/2029		750	665

Rockies Express Pipeline LLC
4.800% due 05/15/2030		600	527

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	500	523
4.625% due 02/16/2026		450	484

Royal Caribbean Cruises Ltd.
4.250% due 07/01/2026		$500	449
5.375% due 07/15/2027		500	446
7.500% due 10/15/2027		750	702

Sabre Global, Inc.
11.250% due 12/15/2027		200	187

Scientific Games Holdings LP
6.625% due 03/01/2030		400	354

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		500	446

Scripps Escrow, Inc.
3.875% due 01/15/2029		600	472

Seagate HDD Cayman
4.125% due 01/15/2031		253	212
5.750% due 12/01/2034		200	183
9.625% due 12/01/2032		358	401

Sealed Air Corp.
6.125% due 02/01/2028		300	304

Sensata Technologies BV
4.000% due 04/15/2029		1,000	904

Sensata Technologies, Inc.
3.750% due 02/15/2031		400	350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sigma Holdco BV
7.875% due 05/15/2026		$600	$476

Simmons Foods, Inc.
4.625% due 03/01/2029		200	163

Sirius XM Radio, Inc.
3.875% due 09/01/2031		1,000	778

SM Energy Co.
6.750% due 09/15/2026		250	245

Southwestern Energy Co.
5.700% due 01/23/2025		1,000	1,002

Spectrum Brands, Inc.
4.000% due 10/01/2026	EUR	500	512

Spirit AeroSystems, Inc.
7.500% due 04/15/2025		$1,000	1,001
9.375% due 11/30/2029		400	437

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025		400	403

SRS Distribution, Inc.
4.625% due 07/01/2028		400	356
6.000% due 12/01/2029		550	455

Stagwell Global LLC
5.625% due 08/15/2029		800	702

Standard Industries, Inc.
3.375% due 01/15/2031		1,000	805
5.000% due 02/15/2027		1,000	951

Staples, Inc.
7.500% due 04/15/2026		500	439

Station Casinos LLC
4.625% due 12/01/2031 (k)		350	296

Studio City Finance Ltd.
5.000% due 01/15/2029		200	154

Suburban Propane Partners LP
5.000% due 06/01/2031		400	350

Summer BC Holdco B SARL
5.750% due 10/31/2026	EUR	950	902

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		$587	599

Syneos Health, Inc.
3.625% due 01/15/2029		500	412

Team Health Holdings, Inc.
6.375% due 02/01/2025		1,150	694

TEGNA, Inc.
5.000% due 09/15/2029		1,000	866

Tenet Healthcare Corp.
4.250% due 06/01/2029		1,000	906
6.875% due 11/15/2031		700	669

TK Elevator Midco GmbH
4.375% due 07/15/2027	EUR	1,200	1,181

TMNL Holding BV
3.750% due 01/15/2029		200	190

TopBuild Corp.
3.625% due 03/15/2029		$500	428

TransDigm, Inc.
4.625% due 01/15/2029		300	267
5.500% due 11/15/2027		2,000	1,888
6.750% due 08/15/2028		400	405

Transocean Titan Financing Ltd.
8.375% due 02/01/2028		500	515

Transocean, Inc.
8.750% due 02/15/2030		500	510

Travel & Leisure Co.
6.625% due 07/31/2026		1,000	1,005

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		650	645

Triumph Group, Inc.
7.750% due 08/15/2025		500	459
9.000% due 03/15/2028		300	301

Twilio, Inc.
3.875% due 03/15/2031		250	212

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026		800	713

U.S. Renal Care, Inc.
10.625% due 07/15/2027		600	159

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uber Technologies, Inc.
4.500% due 08/15/2029		$375	$342

United Airlines, Inc.
4.375% due 04/15/2026		800	766
4.625% due 04/15/2029		900	815

Univision Communications, Inc.
4.500% due 05/01/2029		400	336

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (a)		399	406

Vallourec SA
8.500% due 06/30/2026	EUR	200	217

Venture Global Calcasieu Pass LLC
3.875% due 11/01/2033		$1,250	1,051

Verisure Holding AB
3.250% due 02/15/2027	EUR	600	579

Veritas U.S., Inc.
7.500% due 09/01/2025		$450	339

Vertiv Group Corp.
4.125% due 11/15/2028		800	707

Viavi Solutions, Inc.
3.750% due 10/01/2029		750	642

Viking Cruises Ltd.
5.875% due 09/15/2027		400	345
13.000% due 05/15/2025		250	264

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	1,250	1,258

Virgin Media Vendor Financing Notes DAC
4.875% due 07/15/2028		500	527

Vmed O2 U.K. Financing PLC
3.250% due 01/31/2031	EUR	1,000	887

VOC Escrow Ltd.
5.000% due 02/15/2028		$500	444

Waste Pro USA, Inc.
5.500% due 02/15/2026		450	414

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (a)		658	586

White Cap Buyer LLC
6.875% due 10/15/2028		400	347

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (a)		750	683

WMG Acquisition Corp.
2.250% due 08/15/2031	EUR	1,250	1,081

Wp/ap Telecom Holdings BV
5.500% due 01/15/2030		300	272

WR Grace Holdings LLC
5.625% due 08/15/2029		$350	298

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,000	946
5.500% due 03/01/2025		100	98

Wynn Resorts Finance LLC
5.125% due 10/01/2029		500	455

Yum! Brands, Inc.
6.875% due 11/15/2037		350	372

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		250	190
6.125% due 03/01/2028		400	244

ZipRecruiter, Inc.
5.000% due 01/15/2030		500	428

			173,938

UTILITIES 4.7%

Antero Midstream Partners LP
5.375% due 06/15/2029		700	660

Calpine Corp.
5.125% due 03/15/2028		750	688

Clearway Energy Operating LLC
3.750% due 02/15/2031		1,350	1,166

Crestwood Midstream Partners LP
7.375% due 02/01/2031		300	300

Diamond Offshore Drilling, Inc.
9.000% due 12/21/2026 «		11	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Electricite de France SA
2.625% due 12/01/2027 •(g)	EUR	1,000	$864
7.500% due 09/06/2028 •(g)		400	426

Endeavor Energy Resources LP
5.750% due 01/30/2028		$500	497

Genesis Energy LP
7.750% due 02/01/2028		400	388
8.875% due 04/15/2030		300	304

Kaixo Bondco Telecom SA
5.125% due 09/30/2029	EUR	300	286

Lorca Telecom Bondco SA
4.000% due 09/18/2027		1,000	999

NRG Energy, Inc.
3.625% due 02/15/2031		$500	401

Sprint Capital Corp.
8.750% due 03/15/2032		1,500	1,828

Sprint LLC
7.875% due 09/15/2023		1,000	1,008

Tallgrass Energy Partners LP
6.000% due 12/31/2030		500	448

Telecom Italia Capital SA
6.375% due 11/15/2033		1,000	906

TerraForm Power Operating LLC
5.000% due 01/31/2028		300	285

TransAlta Corp.
6.500% due 03/15/2040		100	92

Vodafone Group PLC
5.125% due 06/04/2081 •		400	281
7.000% due 04/04/2079 •		950	946

			12,784

Total Corporate Bonds & Notes (Cost $253,771)			223,025

U.S. TREASURY OBLIGATIONS 7.4%

U.S. Treasury Notes
1.750% due 03/15/2025 (m)		6,600	6,314
4.625% due 03/15/2026		13,700	14,013

Total U.S. Treasury Obligations (Cost $20,255)			20,327

SOVEREIGN ISSUES 1.3%

Republic of Germany Government International Bond
1.300% due 10/15/2027	EUR	2,200	2,280

United Kingdom Gilt
0.250% due 07/31/2031	GBP	1,400	1,332

Total Sovereign Issues (Cost $4,042)			3,612

		SHARES
COMMON STOCKS 1.0%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (c)		51,501	62

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (c)		294,527	0

iHeartMedia, Inc. ‘A’ (c)		11,879	46

iHeartMedia, Inc. ‘B’ «(c)		9,227	33

			79

ENERGY 0.0%

CHC Group LLC «(c)		3,887	0

FINANCIALS 0.3%

DB Investors, Inc. «(c)(i)		13	0

Intelsat Emergence SA «(c)(i)		28,358	695

			695

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.7%

Healogics, Inc. «(c)	44,931	$1,835

Total Common Stocks (Cost $8,173)		2,671

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(c)	2,968	19

Total Rights (Cost $0)		19

WARRANTS 0.0%

FINANCIALS 0.0%

DB Investors, Inc. - Exp. 01/18/2024 «(i)	50	0

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	2,968	21

Total Warrants (Cost $0)		21

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.1%

REPURCHASE AGREEMENTS (j) 0.3%
		898

SHORT-TERM NOTES 0.7%

Federal Home Loan Bank
4.680% due 05/16/2023 (e)(f)	$1,900	1,890

U.S. TREASURY BILLS 3.1%
4.646% due 04/04/2023 - 04/25/2023 (d)(e)(o)	8,653	8,643

Total Short-Term Instruments (Cost $11,430)		11,431

Total Investments in Securities (Cost $301,668)		264,916

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	13,312	129

Total Short-Term Instruments (Cost $129)		129

Total Investments in Affiliates (Cost $129)		129

Total Investments 96.2% (Cost $301,797)		$265,045

Financial Derivative Instruments (l)(n) (0.4)% (Cost or Premiums, net $229)		(1,031)

Other Assets and Liabilities, net 4.2%		11,476

Net Assets 100.0%		$275,490

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	85

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
ADLER Group SA 12.500% 07/31/2025	12/22/2022	$461	$471	0.17%
DB Investors, Inc.	06/28/2019	0	0	0.00
DB Investors, Inc. - Exp. 01/18/2024	06/28/2019	0	0	0.00
Intelsat Emergence SA	09/11/2013 - 10/29/2021	2,215	695	0.25

		$2,676	$1,166	0.42%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$898	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(916)	$898	$898

Total Repurchase Agreements						$(916)	$898	$898

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JML	(0.500)%	11/16/2022	TBD	(3)	EUR (431)	$(465)
	0.400	02/13/2023	TBD	(3)	(495)	(537)
MYI	1.500	03/09/2023	TBD	(3)	(408)	(442)

Total Reverse Repurchase Agreements						$(1,444)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$898	$0	$0	$898	$(916)	$(18)
JML	0	(1,002)	0	(1,002)	985	(17)
MYI	0	(442)	0	(442)	401	(41)

Total Borrowings and Other Financing Transactions	$898	$(1,444)	$0

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,444)	$(1,444)

Total Borrowings	$0	$0	$0	$(1,444)	$(1,444)

Payable for reverse repurchase agreements					$(1,444)

(k)	Securities with an aggregate market value of $1,386 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(1,347) at a weighted average interest rate of (0.609%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	1.439%	$300	$6	$12	$18	$0	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2027	3.025	800	(6)	71	65	9	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2027	3.141	500	50	(12)	38	1	0

						$50	$71	$121	$10	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-39 5-Year Index	5.000%	Quarterly	12/20/2027	$8,600	$65	$53	$118	$52	$0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	18,100	114	193	307	58	0

					$179	$246	$425	$110	$0

Total Swap Agreements					$229	$317	$546	$120	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$120	$120	$0	$0	$0	$0

(m)

Securities with an aggregate market value of $696 and cash of $2,499 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	87

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2023	EUR	608		$661	$2	$0

CBK	04/2023	GBP	1,035		1,278	1	0
	04/2023		$1,374	EUR	1,287	22	0

DUB	04/2023		50,590		46,748	107	0
	05/2023	EUR	46,748		$50,671	0	(106)

MBC	04/2023		$491	EUR	459	6	0

RBC	04/2023		3,724	GBP	3,022	4	0
	05/2023	GBP	3,022		$3,726	0	(4)

SCX	04/2023		$431	EUR	408	11	0
	05/2023	EUR	963		$1,049	2	0

TOR	04/2023	GBP	3,022		3,635	0	(93)

UAG	04/2023	EUR	48,598		51,597	0	(1,107)
	05/2023	GBP	1,035		1,281	4	0

Total Forward Foreign Currency Contracts						$159	$(1,310)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
CBK	23	0	0	23	0	0	0	0	23	0	23
DUB	107	0	0	107	(106)	0	0	(106)	1	0	1
MBC	6	0	0	6	0	0	0	0	6	0	6
RBC	4	0	0	4	(4)	0	0	(4)	0	0	0
SCX	13	0	0	13	0	0	0	0	13	0	13
TOR	0	0	0	0	(93)	0	0	(93)	(93)	0	(93)
UAG	4	0	0	4	(1,107)	0	0	(1,107)	(1,103)	1,423	320

Total Over the Counter	$159	$0	$0	$159	$(1,310)	$0	$0	$(1,310)

(o)

Securities with an aggregate market value of $1,423 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$120	$0	$0	$0	$120

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$159	$0	$159

	$0	$120	$0	$159	$0	$279

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,310	$0	$1,310

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(800)	$0	$0	$1	$(799)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,749	$0	$4,749

	$0	$(800)	$0	$4,749	$1	$3,950

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$794	$0	$0	$0	$794

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,313)	$0	$(2,313)

	$0	$794	$0	$(2,313)	$0	$(1,519)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,664	$1,146	$3,810
Corporate Bonds & Notes
Banking & Finance	0	35,832	471	36,303
Industrials	0	173,909	29	173,938
Utilities	0	12,773	11	12,784
U.S. Treasury Obligations	0	20,327	0	20,327
Sovereign Issues	0	3,612	0	3,612
Common Stocks
Communication Services	62	0	0	62
Consumer Discretionary	46	0	33	79
Financials	0	0	695	695
Industrials	0	0	1,835	1,835
Rights
Financials	0	0	19	19
Warrants
Financials	0	0	21	21
Short-Term Instruments
Repurchase Agreements	0	898	0	898
Short-Term Notes	0	1,890	0	1,890
U.S. Treasury Bills	0	8,643	0	8,643

	$108	$260,548	$4,260	$264,916

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$129	$0	$0	$129

Total Investments	$237	$260,548	$4,260	$265,045

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	120	0	120
Over the counter	0	159	0	159

	$0	$279	$0	$279

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,310)	$0	$(1,310)

Total Financial Derivative Instruments	$0	$(1,031)	$0	$(1,031)

Totals	$237	$259,517	$4,260	$264,014

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	89

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)	March 31, 2023

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,274	$0	$(57)	$0	$0	$(71)	$0	$0	$1,146	$(71)
Corporate Bonds & Notes
Banking & Finance	0	461	0	0	0	10	0	0	471	10
Industrials	708	12	(22)	0	20	(103)	0	(586)	29	4
Utilities(2)	11	0	0	0	0	0	0	0	11	0
Common Stocks
Consumer Discretionary(3)	157	0	0	0	0	(124)	0	0	33	(124)
Financials	865	0	0	0	0	(170)	0	0	695	(170)
Industrials	803	0	0	0	0	1,032	0	0	1,835	1,032
Materials	0	0	(84)	0	84	0	0	0	0	0
Rights
Financials	13	0	0	0	0	6	0	0	19	6
Warrants
Financials(4)	15	0	0	0	0	6	0	0	21	6
Preferred Securities
Industrials	4,995	0	(5,793)	0	3,215	(2,417)	0	0	0	0

Totals	$8,841	$473	$(5,956)	$0	$3,319	$(1,831)	$0	$(586)	$4,260	$693

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,146	Discounted Cash Flow	Discount Rate		8.410		—
Corporate Bonds & Notes
Banking & Finance	471	Proxy Pricing	Base Price		100.179		—
Industrials	29	Expected Recovery	Price		0.000	(5)	—
Utilities	11	Discounted Cash Flow	Discount Rate		9.960		—
Common Stocks
Consumer Discretionary	33	Adjusted Market Price	Adjustment Factor		10.000		—
Financials	695	Indicative Market Quotation	Price	$	0.250-22.250		22.250
Industrials	1,835	Comparable Multiple	EBITDA Multiple	X	9.276		—
Rights
Financials	19	Other Valuation Techniques(6)	—		—		—
Warrants
Financials	21	Other Valuation Techniques(6)	—		—		—

Total	$4,260

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Industrials to Utilities since prior fiscal year end.
(3)	Sector type updated from Communication Services to Consumer Discretionary since prior fiscal year end.
(4)	Security type updated from Rights to Warrants since prior fiscal year end.
(5)	Input Value is 0.00000001.
(6)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

Altice France SA
5.524% (EUR003M + 3.000%) due 08/31/2028 ~	EUR	1,530	$1,568

American Airlines, Inc.
9.558% (LIBOR03M + 4.750%) due 04/20/2028 ~		$450	458

Arches Buyer, Inc.
8.157% due 12/06/2027		1,251	1,182

Avolon TLB Borrower 1 (U.S.) LLC
7.011% (LIBOR01M + 2.250%) due 12/01/2027 ~		2,742	2,748

Delos Finance SARL
6.909% (LIBOR03M + 1.750%) due 10/06/2023 ~		6,300	6,305

Diamond Sports Group LLC
12.775% (LIBOR03M + 8.150%) due 05/25/2026 ~		868	819

Instant Brands Holdings, Inc.
9.953% (LIBOR03M + 5.000%) due 04/12/2028 ~		5,734	2,281

IQVIA, Inc.
5.015% (EUR003M + 2.000%) due 03/07/2024 ~	EUR	1,000	1,082

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		$3,700	3,695

Setanta Aircraft Leasing Designated Activity Co.
7.159% (LIBOR03M + 2.000%) due 11/05/2028 ~		4,500	4,505

SkyMiles IP Ltd.
8.558% (LIBOR03M + 3.750%) due 10/20/2027 ~		5,225	5,424

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (a)		3,286	2,476

Total Loan Participations and Assignments (Cost $37,615)			32,543

CORPORATE BONDS & NOTES 69.3%

BANKING & FINANCE 22.5%

Agree LP
4.800% due 10/01/2032		700	675

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051		1,500	934
3.375% due 08/15/2031		2,200	1,954
3.550% due 03/15/2052		2,500	1,747
4.000% due 02/01/2050		800	609
4.850% due 04/15/2049		700	609

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 ^(b)(g)		1,200	121

Allstate Corp.
6.500% due 05/15/2067 •		1,400	1,326

Ally Financial, Inc.
8.000% due 11/01/2031		5,350	5,622

American Financial Group, Inc.
4.500% due 06/15/2047		7,700	6,500

American Homes 4 Rent LP
3.375% due 07/15/2051		2,000	1,328
4.250% due 02/15/2028		1,800	1,691
4.900% due 02/15/2029		300	289

American International Group, Inc.
4.750% due 04/01/2048		600	539

American Tower Corp.
1.875% due 10/15/2030		1,300	1,032
2.950% due 01/15/2051		8,300	5,324
3.100% due 06/15/2050		10,900	7,168
3.700% due 10/15/2049		10,000	7,350
5.650% due 03/15/2033		2,300	2,369

Antares Holdings LP
3.750% due 07/15/2027		3,750	3,174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arch Capital Finance LLC
5.031% due 12/15/2046		$500	$457

Arch Capital Group Ltd.
3.635% due 06/30/2050		2,465	1,846

Ares Finance Co. LLC
3.250% due 06/15/2030		1,100	928
3.650% due 02/01/2052		1,900	1,255

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		1,950	1,674
3.600% due 09/15/2051		1,200	835

Aviation Capital Group LLC
3.875% due 05/01/2023		3,400	3,386
4.875% due 10/01/2025		4,500	4,350

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	1,878

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	3,771

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	2,120	1,978
2.625% due 04/28/2025		1,000	991

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)		600	623

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		$200	188

Bank of America Corp.
2.572% due 10/20/2032 •		6,000	4,908
2.676% due 06/19/2041 •		19,400	13,741
2.972% due 07/21/2052 •		800	540
3.311% due 04/22/2042 •		12,200	9,460
3.946% due 01/23/2049 •		265	216
4.244% due 04/24/2038 •		5,185	4,646
4.443% due 01/20/2048 •		100	89
7.750% due 05/14/2038		7,700	9,232

Bank of America NA
6.000% due 10/15/2036		1,200	1,298

Barclays PLC
5.501% due 08/09/2028 •		2,800	2,763
5.746% due 08/09/2033 •		4,200	4,119

Berkshire Hathaway Finance Corp.
4.250% due 01/15/2049		70	65

BGC Partners, Inc.
4.375% due 12/15/2025		600	571
5.375% due 07/24/2023		3,300	3,291

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		350	208
3.200% due 01/30/2052		10,000	6,341
3.500% due 09/10/2049		2,500	1,720

Blackstone Private Credit Fund
4.700% due 03/24/2025		3,700	3,548

Blackstone Secured Lending Fund
2.850% due 09/30/2028		3,000	2,465

Blue Owl Finance LLC
4.375% due 02/15/2032		3,700	2,935

BNP Paribas SA
3.132% due 01/20/2033 •		4,200	3,513

Brighthouse Financial, Inc.
3.850% due 12/22/2051		2,800	1,818

Brixmor Operating Partnership LP
4.125% due 05/15/2029		1,200	1,100

Brookfield Finance LLC
3.450% due 04/15/2050		2,000	1,360

Brookfield Finance, Inc.
3.500% due 03/30/2051		8,700	5,808
3.625% due 02/15/2052		1,900	1,295

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		700	627

CaixaBank SA
3.625% due 09/14/2028 •(f)(g)	EUR	1,400	996

Carlyle Finance LLC
5.650% due 09/15/2048		$3,100	2,915

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CI Financial Corp.
4.100% due 06/15/2051		$1,200	$728

Citigroup, Inc.
3.057% due 01/25/2033 •(h)		2,500	2,118
7.375% due 05/15/2028 •(f)		4,800	4,729
8.125% due 07/15/2039		2,900	3,745

Commonwealth Bank of Australia
3.784% due 03/14/2032 (g)		1,800	1,516

Cooperatieve Rabobank UA
3.758% due 04/06/2033 •		1,000	895

Corporate Office Properties LP
2.900% due 12/01/2033		1,100	768

Credit Suisse AG
7.500% due 02/15/2028		2,050	2,178

Credit Suisse AG AT1 Claim ^		9,666	556

Credit Suisse Group AG
3.750% due 03/26/2025		500	461
4.194% due 04/01/2031 •		600	534
6.442% due 08/11/2028 •		10,650	10,589
6.537% due 08/12/2033 •		8,700	8,961

Crown Castle, Inc.
2.100% due 04/01/2031		1,000	818
3.250% due 01/15/2051		900	621
4.300% due 02/15/2029		605	584
4.750% due 05/15/2047		2,650	2,329

CubeSmart LP
2.500% due 02/15/2032		500	402
4.375% due 02/15/2029		1,900	1,816

Deutsche Bank AG
3.547% due 09/18/2031 •		5,400	4,433
3.729% due 01/14/2032 •(h)		5,900	4,405
3.742% due 01/07/2033 •		1,000	724
3.961% due 11/26/2025 •		5,800	5,491

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		4,600	3,885

EPR Properties
3.750% due 08/15/2029		2,450	1,880
4.500% due 06/01/2027		1,167	968

Equinix, Inc.
3.000% due 07/15/2050		3,200	2,092
3.400% due 02/15/2052		2,500	1,758

Equitable Holdings, Inc.
4.350% due 04/20/2028		200	192
5.594% due 01/11/2033		5,000	4,920

Erste Group Bank AG
4.250% due 10/15/2027 •(f)(g)	EUR	1,200	972

Everest Reinsurance Holdings, Inc.
3.500% due 10/15/2050		$2,000	1,456

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		2,500	2,438

Farmers Insurance Exchange
4.747% due 11/01/2057 •		7,000	5,492

Fidelity National Financial, Inc.
3.200% due 09/17/2051		8,100	5,084

Flourish Century
6.600% due 02/04/2049 ^«(b)(h)		4,900	544

FMR LLC
6.450% due 11/15/2039		4,500	4,830

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		700	640

Franklin Resources, Inc.
2.950% due 08/12/2051		900	584

Freedom Mortgage Corp.
8.250% due 04/15/2025		2,383	2,204

FS KKR Capital Corp.
3.125% due 10/12/2028		2,700	2,213

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	4,688

GLP Capital LP
4.000% due 01/15/2030		5,000	4,440
5.300% due 01/15/2029		3,600	3,438

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •		8,700	7,252
4.017% due 10/31/2038 •		5,100	4,420

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	91

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		$2,000	$1,874

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	3,124

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,700	3,419

High Street Funding Trust
4.682% due 02/15/2048		1,500	1,254

Highwoods Realty LP
3.050% due 02/15/2030		2,600	2,053

Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	1,844

HSBC Holdings PLC
2.848% due 06/04/2031 •		5,200	4,372
4.041% due 03/13/2028 •		2,100	1,972
5.875% due 09/28/2026 •(f)(g)	GBP	5,378	5,821
6.332% due 03/09/2044 •		$6,900	7,305
7.625% due 05/17/2032		1,800	1,912

Intercontinental Exchange, Inc.
4.250% due 09/21/2048		185	161

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •		1,750	1,162
7.750% due 01/11/2027 •(f)(g)	EUR	4,610	4,827

Invesco Finance PLC
5.375% due 11/30/2043		$55	55

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		4,000	3,073

JAB Holdings BV
2.200% due 11/23/2030		1,750	1,395

Jefferies Financial Group, Inc.
6.500% due 01/20/2043		2,100	2,158

JPMorgan Chase & Co.
3.109% due 04/22/2051 •		6,300	4,473
3.328% due 04/22/2052 •		18,400	13,519
3.964% due 11/15/2048 •		110	91
8.750% due 09/01/2030		275	331

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(b)		6,400	801
9.750% due 09/28/2023 ^(b)		2,400	291

Kilroy Realty LP
2.500% due 11/15/2032		3,400	2,173
2.650% due 11/15/2033		1,000	622

Kimco Realty Corp.
3.700% due 10/01/2049		1,800	1,299

KKR Group Finance Co. LLC
3.500% due 08/25/2050		1,200	812
4.850% due 05/17/2032		7,500	7,230

KWG Group Holdings Ltd.
5.875% due 11/10/2024		2,100	602

Lazard Group LLC
4.375% due 03/11/2029		209	200

Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,405

Liberty Mutual Group, Inc.
3.951% due 10/15/2050		900	684

Life Storage LP
4.000% due 06/15/2029		1,600	1,472

Lincoln National Corp.
4.350% due 03/01/2048		3,000	2,295

Lloyds Bank PLC
0.000% due 04/02/2032 þ		4,600	2,938

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		4,060	3,716
7.875% due 06/27/2029 •(f)(g)	GBP	200	222

Loews Corp.
4.125% due 05/15/2043		$40	34

Manulife Financial Corp.
5.375% due 03/04/2046		7,300	7,364

Marsh & McLennan Cos., Inc.
2.900% due 12/15/2051		1,300	886
4.350% due 01/30/2047		200	173

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		2,500	2,280
5.672% due 12/01/2052		2,000	2,045

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MetLife, Inc.
5.000% due 07/15/2052		$500	$469

Mid-America Apartments LP
2.875% due 09/15/2051		2,700	1,744

Midcap Financial Issuer Trust
6.500% due 05/01/2028		2,200	1,874

Mitsubishi UFJ Financial Group, Inc.
4.153% due 03/07/2039		2,200	1,950
5.133% due 07/20/2033 •		5,200	5,153
5.441% due 02/22/2034 •		4,000	4,045

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		3,200	2,592
2.869% due 09/13/2030 •		2,500	2,151
5.669% due 09/13/2033 •		700	711
5.754% due 05/27/2034 •		700	717

Morgan Stanley
0.000% due 04/02/2032 þ(h)		11,300	7,027
2.943% due 01/21/2033 •		4,800	4,070
5.948% due 01/19/2038 •		1,900	1,891

Nasdaq, Inc.
2.500% due 12/21/2040		2,000	1,321

Nationwide Building Society
3.960% due 07/18/2030 •		1,800	1,625

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,405

NatWest Group PLC
4.445% due 05/08/2030 •		4,100	3,853
4.600% due 06/28/2031 •(f)(g)		5,200	3,673
4.892% due 05/18/2029 •		5,200	4,998
5.076% due 01/27/2030 •		4,100	3,991
5.125% due 05/12/2027 •(f)(g)	GBP	2,500	2,492

Neuberger Berman Group LLC
4.500% due 03/15/2027		$400	386
4.875% due 04/15/2045		2,700	2,246

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		3,900	3,459

Nomura Holdings, Inc.
2.172% due 07/14/2028		1,300	1,086
2.679% due 07/16/2030		6,200	5,017
2.999% due 01/22/2032		200	161
5.605% due 07/06/2029		6,500	6,477
6.181% due 01/18/2033		3,000	3,056

Nordea Bank Abp
3.750% due 03/01/2029 •(f)(g)		1,400	1,091

Ohio National Financial Services, Inc.
6.800% due 01/24/2030		3,000	2,857

Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	468

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028		4,500	4,175

Owl Rock Capital Corp.
2.875% due 06/11/2028		1,900	1,543

Pacific Life Insurance Co.
9.250% due 06/15/2039		8,800	11,856

Pacific LifeCorp
3.350% due 09/15/2050		700	501

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,150	991

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,114

Physicians Realty LP
3.950% due 01/15/2028		1,900	1,783

Pine Street Trust
5.568% due 02/15/2049		3,800	3,454

Piper Sandler Cos.
5.200% due 10/15/2023		6,000	5,985

PNC Financial Services Group, Inc.
6.000% due 05/15/2027 •(f)		4,800	4,467
6.250% due 03/15/2030 •(f)		1,600	1,484

Progressive Corp.
4.125% due 04/15/2047		500	441

Prologis LP
3.000% due 04/15/2050		2,223	1,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Raymond James Financial, Inc.
4.950% due 07/15/2046		$25	$23

Rayonier LP
2.750% due 05/17/2031		1,200	992

Realty Income Corp.
3.400% due 01/15/2028		2,000	1,880
3.950% due 08/15/2027		1,100	1,061

Regency Centers LP
4.400% due 02/01/2047		1,100	900
4.650% due 03/15/2049		500	429

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,800	1,447
2.150% due 09/01/2031		1,500	1,190

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		1,700	1,374
6.750% due 06/24/2024 •(f)(g)	GBP	700	770

SBA Tower Trust
2.328% due 07/15/2052		$200	178

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 (b)(g)		2,300	771

Selective Insurance Group, Inc.
5.375% due 03/01/2049		1,700	1,588

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		1,900	1,605

Societe Generale SA
6.221% due 06/15/2033 •		6,400	5,956
7.875% due 12/18/2023 •(f)(g)		1,700	1,596

Spirit Realty LP
3.200% due 02/15/2031		4,300	3,585
4.450% due 09/15/2026		1,300	1,248

Standard Chartered PLC
3.265% due 02/18/2036 •		1,300	1,019
3.603% due 01/12/2033 •		3,600	2,916
6.301% due 01/09/2029 •		1,500	1,534

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		3,100	2,506

Stifel Financial Corp.
4.000% due 05/15/2030		1,100	967

STORE Capital Corp.
2.750% due 11/18/2030		1,400	1,033

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		2,100	1,681
3.050% due 01/14/2042		10,000	7,256

Sunac China Holdings Ltd.
6.500% due 07/09/2023 ^(b)		4,200	1,027

SVB Financial Group
4.570% due 04/29/2033 ^(b)		3,200	1,859

Synchrony Financial
2.875% due 10/28/2031		3,800	2,693

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		400	338
6.850% due 12/16/2039		371	417

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	729	860
5.661% due 10/13/2041		48	58
5.744% due 04/13/2040		92	112
7.623% due 07/13/2039		2,947	4,111

Travelers Cos., Inc.
4.050% due 03/07/2048		$1,000	874

Trust Fibra Uno
6.390% due 01/15/2050		900	677
6.950% due 01/30/2044		5,300	4,339

UBS Group AG
3.179% due 02/11/2043 •		1,400	999
4.375% due 02/10/2031 •(f)(g)		3,900	2,715
4.875% due 02/12/2027 •(f)(g)		6,400	5,001
5.959% due 01/12/2034 •		7,200	7,396

UDR, Inc.
4.400% due 01/26/2029		700	672

UniCredit SpA
5.459% due 06/30/2035 •		1,294	1,067
6.625% due 06/03/2023 •(f)(g)	EUR	2,200	2,352
7.296% due 04/02/2034 •		$1,400	1,293
7.830% due 12/04/2023		6,900	6,964

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unum Group
4.500% due 12/15/2049		$3,100	$2,277

Ventas Realty LP
4.875% due 04/15/2049		500	437

VICI Properties LP
3.875% due 02/15/2029		2,800	2,492
4.500% due 01/15/2028		400	371
5.625% due 05/15/2052		2,000	1,803
5.750% due 02/01/2027		1,900	1,867

Voya Financial, Inc.
4.700% due 01/23/2048 •		500	398
5.700% due 07/15/2043		630	624

WEA Finance LLC
3.750% due 09/17/2024		900	853

Wells Fargo & Co.
3.068% due 04/30/2041 •		2,500	1,867
3.350% due 03/02/2033 •		6,600	5,726
4.611% due 04/25/2053 •		11,300	10,038
4.650% due 11/04/2044		70	61

Wells Fargo Bank NA
6.600% due 01/15/2038		3,700	4,145

Welltower, Inc.
4.950% due 09/01/2048		2,950	2,527
5.125% due 03/15/2043		800	705
6.500% due 03/15/2041		925	968

Weyerhaeuser Co.
4.000% due 11/15/2029		6,900	6,521
6.950% due 10/01/2027		16,922	18,031
7.375% due 03/15/2032		681	783

Willis North America, Inc.
3.875% due 09/15/2049		725	545

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(b)		1,600	56
7.500% due 02/17/2025 ^(b)		300	9
9.250% due 04/15/2023 ^(b)		300	11

			678,500

INDUSTRIALS 31.9%

7-Eleven, Inc.
2.800% due 02/10/2051		3,000	1,933

AbbVie, Inc.
4.050% due 11/21/2039		2,900	2,594
4.250% due 11/21/2049		4,000	3,533
4.400% due 11/06/2042		2,970	2,717
4.450% due 05/14/2046		7,000	6,339
4.700% due 05/14/2045		900	844
4.750% due 03/15/2045		3,000	2,833
4.850% due 06/15/2044		3,300	3,163

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		1,400	1,309

Activision Blizzard, Inc.
2.500% due 09/15/2050		6,900	4,631

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		1,800	1,286

Adani Transmission Step-One Ltd.
4.250% due 05/21/2036		761	531

AEP Transmission Co. LLC
4.250% due 09/15/2048		300	264

Aetna, Inc.
4.125% due 11/15/2042		25	21

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,608	1,563

Alcon Finance Corp.
3.800% due 09/23/2049		2,200	1,745

Alibaba Group Holding Ltd.
4.200% due 12/06/2047		6,200	4,908

Altice France SA
3.375% due 01/15/2028	EUR	2,200	1,871

Altria Group, Inc.
3.875% due 09/16/2046		$3,200	2,307
5.800% due 02/14/2039		4,100	4,009

Amazon.com, Inc.
2.700% due 06/03/2060		6,400	4,208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.200% due 12/15/2029	$2,087	$1,876
3.375% due 11/01/2028	3,129	2,726
3.650% due 02/15/2029	2,873	2,622
4.000% due 01/15/2027	331	300

Amgen, Inc.
2.800% due 08/15/2041	100	73
3.375% due 02/21/2050	10,700	8,054
4.563% due 06/15/2048	2,610	2,365
4.663% due 06/15/2051	5,053	4,596
4.875% due 03/01/2053	5,400	5,059
5.650% due 03/02/2053	6,000	6,250

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030	600	525

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	10,000	9,965
4.900% due 02/01/2046	3,400	3,327

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048	4,100	3,746
4.950% due 01/15/2042	5,600	5,535

Aptiv PLC
3.100% due 12/01/2051	3,500	2,223
4.150% due 05/01/2052	1,500	1,179

ArcelorMittal SA
6.800% due 11/29/2032	3,100	3,254

Arrow Electronics, Inc.
2.950% due 02/15/2032	1,500	1,252

Bacardi Ltd.
5.300% due 05/15/2048	3,600	3,367

BAE Systems PLC
3.000% due 09/15/2050	1,800	1,260

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	300	227

Bayer U.S. Finance LLC
4.400% due 07/15/2044 (j)	6,000	4,955
4.625% due 06/25/2038	1,800	1,650
4.700% due 07/15/2064	75	62
4.875% due 06/25/2048	3,400	3,053

Berry Global, Inc.
1.570% due 01/15/2026	1,400	1,272

Biogen, Inc.
3.250% due 02/15/2051	1,122	796

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,100	1,829

Boeing Co.
3.625% due 02/01/2031	7,900	7,244
3.650% due 03/01/2047	800	585
5.705% due 05/01/2040	6,400	6,481
5.805% due 05/01/2050	5,700	5,746
5.930% due 05/01/2060	7,760	7,766

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	1,500	1,064

Boston Scientific Corp.
4.700% due 03/01/2049	1,516	1,443
6.750% due 11/15/2035	1,500	1,699

BP Capital Markets America, Inc.
3.060% due 06/17/2041	800	619

Bristol-Myers Squibb Co.
3.700% due 03/15/2052	1,200	1,004
4.250% due 10/26/2049	630	572

British Airways Pass-Through Trust
3.300% due 06/15/2034	3,159	2,735
4.125% due 03/20/2033	2,159	1,892

Broadcom, Inc.
2.600% due 02/15/2033	2,000	1,570
3.137% due 11/15/2035	1,728	1,330
3.187% due 11/15/2036	1,611	1,222
3.419% due 04/15/2033	7,649	6,405
3.469% due 04/15/2034	5,300	4,357
3.500% due 02/15/2041	5,300	4,003
4.150% due 11/15/2030	1,650	1,531
4.300% due 11/15/2032	3,500	3,227
4.926% due 05/15/2037	8,188	7,454

Caesars Entertainment, Inc.
7.000% due 02/15/2030	2,700	2,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canadian Pacific Railway Co.
6.125% due 09/15/2115	$6,470	$6,960

CDW LLC
3.569% due 12/01/2031	1,900	1,636

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047	476	427

Cellnex Finance Co. SA
3.875% due 07/07/2041	600	442

Celulosa Arauco y Constitucion SA
5.500% due 11/02/2047	1,500	1,317

Centene Corp.
4.625% due 12/15/2029	1,900	1,788

CF Industries, Inc.
5.150% due 03/15/2034	3,200	3,071
5.375% due 03/15/2044	2,800	2,533

Champion Path Holdings Ltd.
4.850% due 01/27/2028	2,100	1,772

Charter Communications Operating LLC
3.500% due 06/01/2041	2,500	1,718
3.700% due 04/01/2051	11,000	7,053
3.850% due 04/01/2061	9,600	5,998
3.900% due 06/01/2052	3,800	2,516
3.950% due 06/30/2062	3,800	2,413
4.400% due 12/01/2061	3,100	2,121
4.800% due 03/01/2050	5,000	3,816
5.250% due 04/01/2053	1,800	1,461
5.375% due 05/01/2047	5,100	4,213
5.750% due 04/01/2048	3,025	2,614
6.484% due 10/23/2045	80	76

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	1,300	1,074
3.700% due 11/15/2029	6,500	5,992

Cheniere Energy Partners LP
3.250% due 01/31/2032	2,100	1,737

Children’s Hospital Corp.
4.115% due 01/01/2047	25	22

Cigna Corp.
3.875% due 10/15/2047	115	93
4.900% due 12/15/2048	40	38

Cleveland Clinic Foundation
4.858% due 01/01/2114	45	42

Columbia Pipeline Group, Inc.
5.800% due 06/01/2045	50	51

Comcast Corp.
2.937% due 11/01/2056	12,149	8,101
3.999% due 11/01/2049	25	21

Conagra Brands, Inc.
5.300% due 11/01/2038	6,500	6,368

Constellation Brands, Inc.
4.500% due 05/09/2047	1,200	1,053
5.250% due 11/15/2048	3,500	3,384

Continental Resources, Inc.
5.750% due 01/15/2031	2,200	2,116

Corp. Nacional del Cobre de Chile
4.375% due 02/05/2049	1,000	849
4.500% due 08/01/2047	3,000	2,580

CoStar Group, Inc.
2.800% due 07/15/2030	800	671

CRH America Finance, Inc.
4.500% due 04/04/2048	3,800	3,292

CRH America, Inc.
5.125% due 05/18/2045	30	28

CSL Finanace PLC Co.
4.625% due 04/27/2042	900	855

CSN Resources SA
4.625% due 06/10/2031	1,900	1,465
5.875% due 04/08/2032	3,900	3,194
7.625% due 04/17/2026	974	975

CSX Corp.
3.800% due 11/01/2046	75	62
4.250% due 11/01/2066	20	17

CVS Health Corp.
4.780% due 03/25/2038	705	673
5.300% due 12/05/2043	6,700	6,601

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	93

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 02/21/2053	$8,600	$8,723

CVS Pass-Through Trust
4.704% due 01/10/2036	1,335	1,257
7.507% due 01/10/2032	10,854	11,702
8.353% due 07/10/2031	235	258

Daimler Trucks Finance North America LLC
2.500% due 12/14/2031	1,200	992

Dell International LLC
3.450% due 12/15/2051	10,600	6,909
6.020% due 06/15/2026	1,500	1,540
8.100% due 07/15/2036	3,778	4,412
8.350% due 07/15/2046	737	899

Delta Air Lines, Inc.
2.900% due 10/28/2024	3,000	2,873
4.750% due 10/20/2028	2,600	2,511
7.375% due 01/15/2026	2,262	2,356

Devon Energy Corp.
4.750% due 05/15/2042	2,390	2,084

Discovery Communications LLC
4.000% due 09/15/2055	3,000	1,994

DT Midstream, Inc.
4.300% due 04/15/2032	2,900	2,603

Eastern Gas Transmission & Storage, Inc.
4.600% due 12/15/2044	1,200	1,056

eBay, Inc.
3.650% due 05/10/2051	2,900	2,177

Ecopetrol SA
7.375% due 09/18/2043	3,750	3,116

Elevance Health, Inc.
4.550% due 03/01/2048	1,400	1,276
4.650% due 01/15/2043	1,435	1,343
4.850% due 08/15/2054	85	74
5.100% due 01/15/2044	500	490
5.125% due 02/15/2053	8,100	8,076

Eli Lilly & Co.
4.950% due 02/27/2063	5,100	5,253

Embotelladora Andina SA
3.950% due 01/21/2050	800	614

Enbridge Energy Partners LP
5.500% due 09/15/2040	500	483

Enbridge, Inc.
4.500% due 06/10/2044	271	230

Energy Transfer LP
5.000% due 05/15/2044	4,857	4,153
5.150% due 03/15/2045	11,100	9,683
5.250% due 04/15/2029	2,900	2,892
5.300% due 04/01/2044	1,400	1,241
5.350% due 05/15/2045	2,465	2,184
5.950% due 10/01/2043	50	48
6.125% due 12/15/2045	2,819	2,730
6.250% due 04/15/2049	700	695
6.500% due 02/01/2042	6,400	6,649
7.500% due 07/01/2038	3,004	3,380

Entergy Louisiana LLC
4.200% due 04/01/2050	4,200	3,625

Enterprise Products Operating LLC
4.450% due 02/15/2043	5,697	5,077
4.850% due 03/15/2044	6,579	6,114
4.950% due 10/15/2054	830	753
7.858% (US0003M + 2.986%) due 08/16/2077 ~	1,450	1,364

Expedia Group, Inc.
3.250% due 02/15/2030	5,000	4,339

Exxon Mobil Corp.
4.114% due 03/01/2046	90	81

Ferguson Finance PLC
3.250% due 06/02/2030	700	608

Fidelity National Information Services, Inc.
5.100% due 07/15/2032	1,500	1,462
5.625% due 07/15/2052	500	481

Fiserv, Inc.
4.400% due 07/01/2049	1,355	1,159

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	7,300	6,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flex Ltd.
4.875% due 06/15/2029	$2,000	$1,938

Ford Foundation
2.815% due 06/01/2070	1,600	997

Fortune Star BVI Ltd.
6.850% due 07/02/2024	2,300	2,043

Fox Corp.
5.576% due 01/25/2049	2,425	2,320

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	1,800	1,355

GATX Corp.
4.500% due 03/30/2045	1,038	857

GE Capital Funding LLC
4.550% due 05/15/2032	3,992	3,916

Gilead Sciences, Inc.
4.150% due 03/01/2047	3,465	3,050

Global Payments, Inc.
3.200% due 08/15/2029	1,200	1,057
4.150% due 08/15/2049	1,700	1,273
5.950% due 08/15/2052	300	286

Greensaif Pipelines Bidco SARL
6.510% due 02/23/2042	1,900	2,004

Haleon U.S. Capital LLC
4.000% due 03/24/2052	1,000	831

HCA, Inc.
3.500% due 07/15/2051	4,900	3,390
4.375% due 03/15/2042	2,040	1,718
4.625% due 03/15/2052	3,100	2,579
5.125% due 06/15/2039	2,400	2,245
5.250% due 06/15/2049	2,600	2,349

Helmerich & Payne, Inc.
2.900% due 09/29/2031	3,950	3,282

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052	3,600	2,987

Holcim Finance U.S. LLC
4.750% due 09/22/2046	1,421	1,204

Humana, Inc.
4.625% due 12/01/2042	40	36
4.800% due 03/15/2047	1,600	1,463
5.500% due 03/15/2053	1,500	1,529

Hyatt Hotels Corp.
4.375% due 09/15/2028	800	765
6.000% due 04/23/2030	900	915

Imperial Brands Finance PLC
3.875% due 07/26/2029	6,700	6,032
6.125% due 07/27/2027	2,600	2,670

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	1,700	1,318

Intel Corp.
5.700% due 02/10/2053	7,000	7,152

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	800	626
5.000% due 09/26/2048	5,800	4,958

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,212	1,027

Johnson Controls, Inc.
4.950% due 07/02/2064	20	18
5.700% due 03/01/2041	55	51

Kaiser Foundation Hospitals
4.150% due 05/01/2047	520	460

Kenvue, Inc.
5.050% due 03/22/2053	2,000	2,063

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	40	34
6.950% due 01/15/2038	270	302
7.400% due 03/15/2031	100	111

Kinder Morgan, Inc.
5.200% due 06/01/2033	9,550	9,495
6.950% due 06/01/2028	3,795	3,859
7.420% due 02/15/2037	2,980	3,163
8.050% due 10/15/2030	3,825	4,374

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,900	1,697

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands Corp.
2.900% due 06/25/2025	$2,400	$2,282
3.200% due 08/08/2024	200	194
3.900% due 08/08/2029	4,400	3,976

Leidos, Inc.
4.375% due 05/15/2030	250	236

Lenovo Group Ltd.
3.421% due 11/02/2030	1,600	1,342

Lockheed Martin Corp.
4.300% due 06/15/2062	5,000	4,557

Lowe’s Cos., Inc.
2.800% due 09/15/2041	2,700	1,917

Marathon Petroleum Corp.
6.500% due 03/01/2041	1,800	1,924

Marriott International, Inc.
3.500% due 10/15/2032	200	175
4.625% due 06/15/2030	5,300	5,149
5.000% due 10/15/2027	8,800	8,825

Marvell Technology, Inc.
2.950% due 04/15/2031	4,000	3,343

Masco Corp.
4.500% due 05/15/2047	2,200	1,849

McDonald’s Corp.
4.450% due 09/01/2048	25	23
4.875% due 12/09/2045	85	82

MDC Holdings, Inc.
3.966% due 08/06/2061	500	301

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	7,780	7,325
5.250% due 04/26/2026	800	722
5.375% due 12/04/2029	900	738
5.750% due 07/21/2028	1,200	1,039

Memorial Sloan-Kettering Cancer Center
4.125% due 07/01/2052	40	35

MGM China Holdings Ltd.
4.750% due 02/01/2027	4,808	4,312
5.250% due 06/18/2025	1,700	1,613
5.875% due 05/15/2026	1,538	1,449

Micron Technology, Inc.
3.477% due 11/01/2051	7,300	4,767

Moody’s Corp.
3.100% due 11/29/2061	4,000	2,658
4.875% due 12/17/2048	35	33

MPLX LP
4.500% due 04/15/2038	25	22
4.900% due 04/15/2058	1,900	1,586
4.950% due 03/14/2052	700	610
5.200% due 03/01/2047	900	808
5.200% due 12/01/2047	60	53

Netflix, Inc.
4.875% due 04/15/2028	1,700	1,693
5.375% due 11/15/2029	700	712

New York & Presbyterian Hospital
4.063% due 08/01/2056	45	38

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	3,225	3,195

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	4,500	4,248
4.810% due 09/17/2030	700	634

Northern Natural Gas Co.
4.300% due 01/15/2049	5,000	4,184

Northwell Healthcare, Inc.
3.809% due 11/01/2049	2,500	1,962
4.260% due 11/01/2047	30	26

Novartis Capital Corp.
4.400% due 05/06/2044	35	34

NVR, Inc.
3.000% due 05/15/2030	3,600	3,169

NXP BV
3.400% due 05/01/2030	1,000	900
4.300% due 06/18/2029	4,000	3,844
5.550% due 12/01/2028	600	613

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (e)(f)	1,253	1

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONE Gas, Inc.
4.500% due 11/01/2048		$20	$18
4.658% due 02/01/2044		50	46

ONEOK Partners LP
6.125% due 02/01/2041		7,125	7,003

Oracle Corp.
3.600% due 04/01/2050		8,191	5,818
3.650% due 03/25/2041 (h)		5,700	4,403
3.850% due 04/01/2060		10,715	7,491
3.950% due 03/25/2051 (h)		8,600	6,484
4.100% due 03/25/2061 (h)		8,500	6,266
4.375% due 05/15/2055		1,100	867

Owens Corning
4.300% due 07/15/2047		1,618	1,333
4.400% due 01/30/2048		700	585

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		6,600	6,141

Petroleos Mexicanos
10.000% due 02/07/2033		4,000	3,837

Philip Morris International, Inc.
3.875% due 08/21/2042		2,600	2,068
5.750% due 11/17/2032		7,500	7,876

Pioneer Natural Resources Co.
7.200% due 01/15/2028		17,016	18,332

Prosus NV
3.680% due 01/21/2030		1,000	851
3.832% due 02/08/2051		2,700	1,736
4.987% due 01/19/2052		400	299

Quanta Services, Inc.
3.050% due 10/01/2041		4,000	2,796

QVC, Inc.
5.950% due 03/15/2043		2,565	933

Raytheon Technologies Corp.
4.050% due 05/04/2047		2,705	2,350
4.350% due 04/15/2047		700	635
4.450% due 11/16/2038		800	760

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		900	729

Reliance Industries Ltd.
3.625% due 01/12/2052		500	354
3.750% due 01/12/2062		2,900	2,013

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		357	333

Reynolds American, Inc.
5.850% due 08/15/2045		1,500	1,354
6.150% due 09/15/2043		500	474
7.250% due 06/15/2037		660	719

Rockies Express Pipeline LLC
4.800% due 05/15/2030		2,200	1,933
4.950% due 07/15/2029		3,000	2,676

Rogers Communications, Inc.
3.800% due 03/15/2032		5,400	4,851
4.500% due 03/15/2042		1,800	1,552
4.550% due 03/15/2052		1,800	1,482

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	100	118

Royalty Pharma PLC
3.550% due 09/02/2050		$4,300	2,970

S&P Global, Inc.
3.250% due 12/01/2049		3,000	2,286

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028		800	769
4.500% due 05/15/2030		7,200	6,949

Sands China Ltd.
5.900% due 08/08/2028		400	380

Santos Finance Ltd.
3.649% due 04/29/2031		4,500	3,762

Saudi Arabian Oil Co.
3.500% due 11/24/2070		5,000	3,388

Southern Co.
3.750% due 09/15/2051 •		5,000	4,207
4.250% due 07/01/2036		3,640	3,344
4.400% due 07/01/2046		35	31

Southern Natural Gas Co. LLC
4.800% due 03/15/2047		65	55

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.350% due 02/15/2031		$1,400	$1,507

Spectra Energy Partners LP
4.500% due 03/15/2045		1,675	1,411

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		8,800	7,468
7.500% due 04/15/2025		2,400	2,402

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		183	171

Starbucks Corp.
4.500% due 11/15/2048		40	36

Studio City Co. Ltd.
7.000% due 02/15/2027		4,800	4,550

Sutter Health
3.161% due 08/15/2040		350	269
3.361% due 08/15/2050		400	293

Suzano Austria GmbH
6.000% due 01/15/2029		1,400	1,412
7.000% due 03/16/2047		1,840	1,903

Syneos Health, Inc.
3.625% due 01/15/2029		900	741

T-Mobile USA, Inc.
3.300% due 02/15/2051		4,700	3,347
3.400% due 10/15/2052		10,900	7,859
3.500% due 04/15/2031		200	180
3.600% due 11/15/2060		11,300	8,071
3.875% due 04/15/2030		6,695	6,287
5.650% due 01/15/2053		4,200	4,306

Targa Resources Corp.
4.950% due 04/15/2052		500	415

Target Corp.
4.500% due 09/15/2032		550	551

TD SYNNEX Corp.
2.650% due 08/09/2031		1,500	1,191

Telefonica Emisiones SA
4.895% due 03/06/2048		3,500	2,917

Tencent Holdings Ltd.
2.390% due 06/03/2030		1,800	1,526
3.240% due 06/03/2050		2,700	1,776
3.680% due 04/22/2041		2,600	1,990
3.840% due 04/22/2051		5,800	4,223
3.925% due 01/19/2038		400	334

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,500	3,036
8.375% due 06/15/2032		1,275	1,494

Time Warner Cable LLC
4.500% due 09/15/2042		820	630
5.250% due 07/15/2042	GBP	800	827
5.500% due 09/01/2041		$6,225	5,385
5.875% due 11/15/2040		4,520	4,102
6.550% due 05/01/2037		1,400	1,381
6.750% due 06/15/2039		4,984	4,914
7.300% due 07/01/2038		6,900	7,167

TopBuild Corp.
4.125% due 02/15/2032		1,600	1,339

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		4,400	3,971
7.625% due 01/15/2039		1,925	2,290

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,440	3,908

Travel & Leisure Co.
4.625% due 03/01/2030		2,200	1,889

Trimble, Inc.
6.100% due 03/15/2033		800	808

Trustees of the University of Pennsylvania
4.674% due 09/01/2112		700	643

Unigel Luxembourg SA
8.750% due 10/01/2026		2,200	2,036

Union Pacific Corp.
3.875% due 02/01/2055		35	29

United Airlines Pass-Through Trust
2.700% due 11/01/2033		6,015	5,082
3.100% due 01/07/2030		426	384
3.450% due 01/07/2030		3,478	3,023
4.000% due 10/11/2027		471	445
4.150% due 02/25/2033		1,875	1,689

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 02/15/2027		$40	$38
4.550% due 08/25/2031		3,308	2,928
5.875% due 04/15/2029		2,716	2,712

UnitedHealth Group, Inc.
3.700% due 08/15/2049		170	139
3.875% due 08/15/2059		7,100	5,820
5.050% due 04/15/2053		1,900	1,923

University of Southern California
5.250% due 10/01/2111		40	42

Vale Overseas Ltd.
6.875% due 11/10/2039		1,300	1,348

Verisk Analytics, Inc.
3.625% due 05/15/2050		2,000	1,470

Viking Cruises Ltd.
13.000% due 05/15/2025		1,200	1,269

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(b)		754	1

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	2,100	2,113

VMware, Inc.
2.200% due 08/15/2031		$5,900	4,675
3.900% due 08/21/2027		400	383
4.700% due 05/15/2030		2,100	2,040

Warnermedia Holdings, Inc.
5.141% due 03/15/2052		5,300	4,300
5.391% due 03/15/2062		11,000	8,904

Waste Connections, Inc.
4.200% due 01/15/2033		4,200	4,034

West Virginia United Health System Obligated Group
3.129% due 06/01/2050		800	541

Williams Cos., Inc.
3.500% due 10/15/2051		3,500	2,493
5.100% due 09/15/2045		400	367

Woodside Finance Ltd.
3.650% due 03/05/2025		100	97
3.700% due 09/15/2026		1,300	1,248
3.700% due 03/15/2028		1,126	1,052

Workday, Inc.
3.800% due 04/01/2032		4,500	4,130

Wynn Macau Ltd.
5.500% due 10/01/2027		5,100	4,456
5.625% due 08/26/2028		3,850	3,279

Yara International ASA
3.148% due 06/04/2030		100	84
4.750% due 06/01/2028		1,100	1,053

Yellowstone Energy LP
5.750% due 12/31/2026 «		774	779

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		205	181
4.450% due 08/15/2045		2,397	2,084

			964,274

UTILITIES 14.9%

AEP Texas, Inc.
2.100% due 07/01/2030		700	582
4.150% due 05/01/2049		1,600	1,327

Alabama Power Co.
3.450% due 10/01/2049		2,100	1,579
4.150% due 08/15/2044		35	30

Ameren Illinois Co.
3.250% due 03/15/2050		1,000	746

Appalachian Power Co.
4.500% due 08/01/2032		3,100	2,978

Arizona Public Service Co.
3.350% due 05/15/2050		1,500	1,060
3.500% due 12/01/2049		1,400	1,024
4.500% due 04/01/2042		700	609

AT&T, Inc.
3.500% due 09/15/2053		6,630	4,822
3.550% due 09/15/2055		15,089	10,850
3.650% due 06/01/2051		8,300	6,296
3.650% due 09/15/2059		34,318	24,567
3.800% due 12/01/2057		30,117	22,410

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	95

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atmos Energy Corp.
4.125% due 10/15/2044	$25	$22

Baltimore Gas & Electric Co.
3.200% due 09/15/2049	4,000	2,945

Berkshire Hathaway Energy Co.
5.150% due 11/15/2043	85	84

Black Hills Corp.
3.875% due 10/15/2049	1,900	1,436

Brooklyn Union Gas Co.
4.487% due 03/04/2049	1,200	975

CenterPoint Energy Houston Electric LLC
3.350% due 04/01/2051	2,500	1,910

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	356

Comision Federal de Electricidad
5.750% due 02/14/2042	55	46

Commonwealth Edison Co.
3.650% due 06/15/2046	55	44
4.000% due 03/01/2048	700	597

Consolidated Edison Co. of New York, Inc.
3.600% due 06/15/2061	9,880	7,454
3.700% due 11/15/2059	1,700	1,279
4.500% due 05/15/2058	4,600	3,987
4.625% due 12/01/2054	40	36
4.650% due 12/01/2048	1,900	1,743

Constellation Energy Generation LLC
5.600% due 06/15/2042	2,195	2,167
5.800% due 03/01/2033	3,800	3,922

Consumers Energy Co.
4.050% due 05/15/2048	2,500	2,150
4.200% due 09/01/2052	3,100	2,730

Dominion Energy, Inc.
2.250% due 08/15/2031	2,700	2,225
5.950% due 06/15/2035	35	37

DTE Electric Co.
4.050% due 05/15/2048	1,600	1,371
5.400% due 04/01/2053	3,000	3,149

Duke Energy Carolinas LLC
3.950% due 03/15/2048	6,000	5,011
5.350% due 01/15/2053	6,800	7,087

Duke Energy Corp.
3.300% due 06/15/2041	1,900	1,434
3.500% due 06/15/2051	11,400	8,348
3.950% due 08/15/2047	2,300	1,832
4.800% due 12/15/2045	85	78

Duke Energy Florida LLC
3.400% due 10/01/2046	55	42
4.200% due 07/15/2048	25	22

Duke Energy Progress LLC
2.900% due 08/15/2051	1,100	753
3.600% due 09/15/2047	900	705

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	700	568

E.ON International Finance BV
6.650% due 04/30/2038	600	658

Edison International
5.750% due 06/15/2027	1,400	1,431
8.125% due 06/15/2053 •	1,800	1,827

Electricite de France SA
4.950% due 10/13/2045	2,150	1,847

Emera U.S. Finance LP
4.750% due 06/15/2046	2,100	1,707

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	2,654	2,449

Enel Finance America LLC
2.875% due 07/12/2041	9,750	6,427

Enel Finance International NV
4.750% due 05/25/2047	3,000	2,584
5.000% due 06/15/2032	2,000	1,883
5.500% due 06/15/2052	3,300	2,969

Entergy Arkansas LLC
5.150% due 01/15/2033	2,800	2,878

Entergy Corp.
3.750% due 06/15/2050	4,000	3,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exelon Corp.
5.625% due 06/15/2035	$200	$209

FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	6,079

Florida Power & Light Co.
4.125% due 06/01/2048	120	105

Georgia Power Co.
3.250% due 03/15/2051	3,000	2,152
4.300% due 03/15/2042	80	71
4.750% due 09/01/2040	1,000	922

Greenko Dutch BV
3.850% due 03/29/2026	3,760	3,382

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	1,700	1,636

Gulf Power Co.
4.550% due 10/01/2044	4,000	3,687

Indiana Michigan Power Co.
4.250% due 08/15/2048	20	17
4.550% due 03/15/2046	400	353

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	1,600	1,474

Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	262

Kentucky Utilities Co.
4.375% due 10/01/2045	2,300	1,977

KeySpan Gas East Corp.
3.586% due 01/18/2052	3,000	2,176

MidAmerican Energy Co.
3.650% due 08/01/2048	3,575	2,901
4.250% due 05/01/2046	3,450	3,020
4.250% due 07/15/2049	14,325	12,832

Mississippi Power Co.
4.250% due 03/15/2042	1,700	1,453

Monongahela Power Co.
5.400% due 12/15/2043	4,224	4,292

Nevada Power Co.
3.125% due 08/01/2050	5,300	3,792

New England Power Co.
3.800% due 12/05/2047	6,300	5,145

New York State Electric & Gas Corp.
3.300% due 09/15/2049	500	358

NGPL PipeCo LLC
7.768% due 12/15/2037	800	884

Niagara Mohawk Power Corp.
2.759% due 01/10/2032	2,500	2,068
5.783% due 09/16/2052	1,050	1,093

NiSource, Inc.
3.950% due 03/30/2048	1,245	1,009
4.375% due 05/15/2047	1,800	1,566
5.800% due 02/01/2042	300	297

NSTAR Electric Co.
4.950% due 09/15/2052	1,300	1,284

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	1,188	661

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)	6,322	1,454

Ohio Power Co.
2.900% due 10/01/2051	2,700	1,850
4.000% due 06/01/2049	85	71

Oi SA
10.000% due 07/27/2025 ^(b)	1,400	110

Oncor Electric Delivery Co. LLC
3.800% due 06/01/2049	110	92

ONEOK, Inc.
5.200% due 07/15/2048	9,862	8,540

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,400	1,946
3.250% due 06/01/2031	1,500	1,273
3.300% due 08/01/2040	2,700	1,919
3.500% due 08/01/2050	7,850	5,193
3.750% due 07/01/2028	2,400	2,211
3.950% due 12/01/2047	4,800	3,422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 12/01/2046	$100	$71
4.300% due 03/15/2045	1,600	1,207
4.500% due 07/01/2040	4,200	3,454
4.500% due 12/15/2041	2,900	2,299
4.550% due 07/01/2030	5,700	5,344
4.650% due 08/01/2028	1,300	1,224
4.750% due 02/15/2044	1,200	965
4.950% due 07/01/2050	4,200	3,468
5.250% due 03/01/2052	2,700	2,303
6.700% due 04/01/2053	5,300	5,458

PacifiCorp
5.350% due 12/01/2053	5,000	5,128
6.000% due 01/15/2039	90	98

PECO Energy Co.
4.375% due 08/15/2052	5,700	5,171

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050	4,000	2,859

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	2,900	2,058
3.640% due 11/01/2046	1,000	745

PPL Electric Utilities Corp.
5.250% due 05/15/2053	3,500	3,629

Puget Energy, Inc.
4.100% due 06/15/2030	500	462

Puget Sound Energy, Inc.
4.223% due 06/15/2048	2,700	2,347

Rio Oil Finance Trust
8.200% due 04/06/2028	1,658	1,673

San Diego Gas & Electric Co.
3.700% due 03/15/2052	2,200	1,783
3.750% due 06/01/2047	1,895	1,544
4.100% due 06/15/2049	1,578	1,340
4.150% due 05/15/2048	2,795	2,428
4.500% due 08/15/2040	2,700	2,514

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	5,100	5,209

Sempra Energy
4.000% due 02/01/2048	925	755
6.000% due 10/15/2039	2,935	3,097

Southern California Edison Co.
2.950% due 02/01/2051	900	608
3.600% due 02/01/2045	1,400	1,063
3.900% due 12/01/2041	3,800	3,027
3.900% due 03/15/2043	8,500	6,933
4.000% due 04/01/2047	8,938	7,361
4.050% due 03/15/2042	2,000	1,663
4.125% due 03/01/2048	700	581
4.650% due 10/01/2043	2,300	2,090
4.875% due 03/01/2049	1,000	927
5.450% due 06/01/2052	3,100	3,109
5.625% due 02/01/2036	2,879	2,971
5.950% due 02/01/2038	1,500	1,601
6.050% due 03/15/2039	4,500	4,792
6.650% due 04/01/2029	1,000	1,078

Southern California Gas Co.
3.750% due 09/15/2042	1,600	1,321
3.950% due 02/15/2050	3,500	2,827
5.125% due 11/15/2040	300	297

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046	50	39
4.400% due 05/30/2047	3,400	2,911

Southern Power Co.
4.950% due 12/15/2046	85	77
5.150% due 09/15/2041	65	61

Southwest Gas Corp.
4.050% due 03/15/2032	1,580	1,455

Southwestern Electric Power Co.
3.250% due 11/01/2051	5,200	3,628
6.200% due 03/15/2040	8,200	8,643

Tampa Electric Co.
5.000% due 07/15/2052	3,900	3,769

Targa Resources Partners LP
4.000% due 01/15/2032	1,475	1,287

Tucson Electric Power Co.
5.500% due 04/15/2053	2,100	2,135

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Union Electric Co.
5.450% due 03/15/2053	$2,800	$2,931

Verizon Communications, Inc.
2.850% due 09/03/2041	6,750	4,950
2.875% due 11/20/2050	3,000	1,998
2.987% due 10/30/2056	3,887	2,532
3.000% due 11/20/2060	21,700	13,941
4.862% due 08/21/2046	3,500	3,335

Virginia Electric & Power Co.
2.450% due 12/15/2050	1,850	1,142
2.950% due 11/15/2051	9,900	6,770
3.800% due 09/15/2047	300	240

Vodafone Group PLC
4.375% due 02/19/2043	400	340
4.875% due 06/19/2049	1,980	1,790
5.125% due 06/04/2081 •	3,900	2,737
5.750% due 02/10/2063	1,100	1,091

Washington Gas Light Co.
3.650% due 09/15/2049	900	690

Xcel Energy, Inc.
4.800% due 09/15/2041	40	37

		449,772

Total Corporate Bonds & Notes (Cost $2,497,277)		2,092,546

MUNICIPAL BONDS & NOTES 1.8%

CALIFORNIA 0.3%

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	2,626

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,069

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	795

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	440	411

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	835	762

		7,663

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	9,789	10,854

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	355	362

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,221

		2,583

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	932

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	4,750	5,317
7.834% due 02/15/2041	4,990	6,437
8.084% due 02/15/2050	1,000	1,385

		13,139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.4%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	$11,500	$12,875

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	4,630

University of Texas System Revenue Bonds, Series 2017
3.354% due 08/15/2047	45	37

		4,667

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,055	1,173

Total Municipal Bonds & Notes (Cost $51,066)		53,886

U.S. GOVERNMENT AGENCIES 3.3%

Ginnie Mae, TBA
2.000% due 04/01/2053	4,000	3,398
2.500% due 05/01/2053	8,900	7,840

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2053	3,500	3,020
3.000% due 05/01/2053	14,200	12,755
3.500% due 05/01/2053	12,600	11,717
4.000% due 04/01/2053 - 05/01/2053	55,500	53,102
4.500% due 05/01/2053	6,800	6,665
5.000% due 05/01/2053	1,700	1,695

Total U.S. Government Agencies (Cost $99,116)		100,192

U.S. TREASURY OBLIGATIONS 33.5%

U.S. Treasury Bonds
1.750% due 08/15/2041 (l)	3,100	2,247
1.875% due 02/15/2041 (j)(l)	282,500	211,527
1.875% due 11/15/2051 (j)	152,359	103,816
2.000% due 11/15/2041 (j)(l)(n)	142,400	107,587
2.250% due 05/15/2041 (n)	100,400	79,820
2.375% due 02/15/2042 (j)	37,400	30,096
2.375% due 05/15/2051 (l)(n)	20,604	15,830
2.500% due 02/15/2045 (l)(n)	38,400	30,671
2.875% due 05/15/2052 (j)	37,461	32,062
3.000% due 08/15/2048 (j)(l)(n)	160,500	140,262
3.125% due 08/15/2044 (l)(n)	8,200	7,323
3.250% due 05/15/2042 (l)(n)	23,786	21,959
3.375% due 08/15/2042	55,600	52,229
4.000% due 11/15/2042 (j)	127,400	130,904

U.S. Treasury Notes
4.125% due 11/15/2032 (j)	43,900	46,136

Total U.S. Treasury Obligations (Cost $1,208,951)		1,012,469

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Banc of America Funding Trust
5.500% due 01/25/2036	53	54
5.750% due 03/25/2036	79	62

Bear Stearns Adjustable Rate Mortgage Trust
3.977% due 11/25/2034 ~	459	430

Bear Stearns ALT-A Trust
3.238% due 11/25/2034 ~	19	17

BX Trust
5.583% due 10/15/2036 •	5,000	4,806

Chase Mortgage Finance Trust
3.914% due 12/25/2037 ^~	146	122

Citigroup Commercial Mortgage Trust
3.251% due 05/10/2035	1,390	1,275

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
3.178% due 02/10/2035	$3,100	$2,897

Countrywide Alternative Loan Trust
5.505% due 09/25/2035 •	195	146

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
4.985% due 07/25/2047 ~	130	113

GSMPS Mortgage Loan Trust
5.195% due 03/25/2035 •	616	538

IndyMac INDX Mortgage Loan Trust
5.445% due 07/25/2035 •	257	203

JP Morgan Mortgage Trust
3.202% due 11/25/2033 ~	6	6

Merrill Lynch Mortgage Investors Trust
3.761% due 05/25/2033 ~	5	5

NAAC Reperforming Loan REMIC Trust
5.295% due 02/25/2035 ^•	874	759

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	6,002	5,634

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.311% due 08/25/2035 ~	36	36
5.915% due 02/25/2035 •	314	303

Residential Accredit Loans, Inc. Trust
4.159% due 02/25/2035 ^~	414	330

Residential Funding Mortgage Securities, Inc. Trust
4.604% due 02/25/2036 ^~	194	163

Sequoia Mortgage Trust
5.235% due 05/20/2034 •	352	322

Structured Adjustable Rate Mortgage Loan Trust
4.967% due 03/25/2034 ~	7	7

Towd Point Mortgage Trust
5.845% due 05/25/2058 •	316	312

WaMu Mortgage Pass-Through Certificates Trust
2.315% due 11/25/2041 ~	135	117
5.725% due 07/25/2044 •	131	118

Total Non-Agency Mortgage-Backed Securities (Cost $19,267)		18,775

ASSET-BACKED SECURITIES 1.4%

ACE Securities Corp. Home Equity Loan Trust
5.640% due 01/25/2035 •	739	670

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ	2,053	1,489

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.715% due 07/25/2034 •	129	127

Asset-Backed Securities Corp. Home Equity Loan Trust
5.805% due 07/25/2035 •	160	160

Bayview Financial Acquisition Trust
6.601% due 05/28/2037 þ	2	2

Bear Stearns Asset-Backed Securities Trust
5.475% due 12/25/2035 •	155	155
5.585% due 01/25/2034 •	3	3

BPCRE Holder LLC
7.091% due 01/16/2037 •	3,000	2,973

ECAF Ltd.
4.947% due 06/15/2040	2,354	1,580

JP Morgan Mortgage Acquisition Corp.
5.565% due 12/25/2035 •	774	768

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	725	598

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	2,203	1,806

LCM LP
5.828% due 04/20/2031 •	1,600	1,579

MAPS Ltd.
4.212% due 05/15/2043	973	876

METAL LLC
4.581% due 10/15/2042	2,004	1,172

MF1 Ltd.
5.910% due 02/19/2037 •	3,000	2,922

OZLM Ltd.
5.858% due 04/20/2031 •	7,500	7,370

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	97

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RAAC Trust
5.605% due 10/25/2046 •		$73	$69

RBSSP Resecuritization Trust
4.764% due 11/26/2036 •		251	245

Ready Capital Mortgage Financing LLC
7.166% due 10/25/2039 •		5,000	4,967

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		1,357	1,107

Saxon Asset Securities Trust
2.198% due 03/25/2035 ^~		150	145

SLM Student Loan Trust
6.318% due 04/25/2023 •		1,520	1,516

Start Ltd.
4.089% due 03/15/2044		617	547

Texas Natural Gas Securitization Finance Corp.
5.169% due 04/01/2041		5,400	5,724

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		3,200	2,961

Total Asset-Backed Securities (Cost $44,306)			41,531

SOVEREIGN ISSUES 2.1%

Argentina Government International Bond
1.000% due 07/09/2029		253	71
1.500% due 07/09/2046 þ		172	46
3.500% due 07/09/2041 þ		16,048	4,509

Australia Government International Bond
1.000% due 11/21/2031	AUD	7,750	4,303

Chile Government International Bond
3.860% due 06/21/2047		$40	33
4.000% due 01/31/2052		600	488

Colombia Government International Bond
7.500% due 02/02/2034		2,600	2,561

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		2,900	1,820
3.875% due 04/16/2050		3,400	2,897

Panama Government International Bond
4.500% due 05/15/2047		35	28

Peru Government International Bond
8.200% due 08/12/2026	PEN	64,680	18,009

Philippines Government International Bond
5.500% due 01/17/2048		$400	409

Qatar Government International Bond
3.750% due 04/16/2030		1,500	1,468
4.817% due 03/14/2049		1,000	983

Romania Government International Bond
1.750% due 07/13/2030	EUR	1,100	879
2.875% due 04/13/2042		1,100	703
3.750% due 02/07/2034		400	340

Russia Government International Bond
4.250% due 06/23/2027 «		$400	24
4.750% due 05/27/2026 «		600	36
5.250% due 06/23/2047 «		1,000	60
5.625% due 04/04/2042		200	128

Saudi Government International Bond
3.450% due 02/02/2061		12,000	8,513

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	10,000	490
8.875% due 02/28/2035		80,000	3,856
10.500% due 12/21/2026		183,200	10,956

Ukraine Government International Bond
7.375% due 09/25/2034 ^(b)		$1,000	175

Total Sovereign Issues (Cost $84,300)			63,785

		SHARES
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Westmoreland Mining Holdings «(c)(h)		32,402	97

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(c)	182,295	$0

Total Common Stocks (Cost $1,265)		97

WARRANTS 0.0%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	874	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	8,823	1

Total Warrants (Cost $138)		1

PREFERRED SECURITIES 4.4%

FINANCIALS 3.4%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(f)	40,000	4,020

American AgCredit Corp.
5.250% due 06/15/2026 •(f)	11,000,000	9,875

Bank of America Corp.
5.125% due 06/20/2024 •(f)	1,100,000	1,062

Capital Farm Credit ACA
5.000% due 03/15/2026 •(f)	6,400,000	5,910

Charles Schwab Corp.
4.000% due 12/01/2030 •(f)	9,000,000	7,099
5.000% due 06/01/2027 •(f)	1,900,000	1,616
5.000% due 12/01/2027 •(f)	2,500,000	1,958

Citigroup, Inc.
4.700% due 01/30/2025 •(f)	4,800,000	4,217
5.000% due 09/12/2024 •(f)	3,000,000	2,803

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(f)	3,200,000	2,452
5.650% due 10/06/2025 •(f)	150,000	136

CoBank ACB
4.250% due 01/01/2027 •(f)	3,500,000	2,900
6.250% due 10/01/2026 •(f)	3,700,000	3,504

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(f)	4,500,000	3,423

Discover Financial Services
5.500% due 10/30/2027 •(f)	1,500,000	1,077
6.125% due 06/23/2025 •(f)	3,100,000	2,882

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(f)	4,400,000	3,598

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(f)	400,000	503

HSBC Capital Funding Dollar LP
10.176% due 06/30/2030 •(f)	2,600,000	3,130

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(f)	5,200,000	4,545
4.000% due 04/01/2025 •(f)	5,800,000	5,197
4.200% due 09/01/2026 (f)	75,000	1,483
4.625% due 06/01/2026 (f)	111,000	2,344
5.000% due 08/01/2024 •(f)	277,000	267
6.125% due 04/30/2024 •(f)	6,877,000	6,773

Morgan Stanley
6.500% due 10/15/2027 (f)	99,100	2,516

Nationwide Building Society
10.250% ~	2,785	412

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(f)	3,400,000	2,671

State Street Corp.
5.900% (US0003M + 3.108%) due 03/15/2024 ~(f)	22,800	532

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(f)	6,822,950	7,145

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	1,200,000	1,054

	SHARES	MARKET VALUE (000S)

U.S. Bancorp
5.300% due 04/15/2027 •(f)	3,600,000	$3,094

Wells Fargo & Co.
4.750% due 03/15/2025 (f)	98,700	1,896

		102,094

INDUSTRIALS 0.8%

Energy Transfer LP
6.500% due 11/15/2026 •(f)	2,500,000	2,207
6.750% due 05/15/2025 •(f)	1,500,000	1,326

General Electric Co.
8.196% (US0003M + 3.330%) due 06/15/2023 ~(f)(j)	21,165,000	21,164

		24,697

UTILITIES 0.2%

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)	2,200,000	2,077

Edison International
5.000% due 12/15/2026 •(f)	1,900,000	1,590

Sempra Energy
4.875% due 10/15/2025 •(f)	3,000,000	2,819

		6,486

Total Preferred Securities (Cost $149,288)		133,277

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (i) 0.4%
		11,338

U.S. TREASURY BILLS 0.0%
4.557% due 04/06/2023 - 05/09/2023 (d)(e)(n)	$544	542

Total Short-Term Instruments (Cost $11,880)		11,880

Total Investments in Securities (Cost $4,204,469)		3,560,982

	SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%

PIMCO Short-Term Floating NAV Portfolio III	2,430,011	23,625

Total Short-Term Instruments (Cost $23,621)		23,625

Total Investments in Affiliates (Cost $23,621)		23,625

Total Investments 118.7% (Cost $4,228,090)		$3,584,607

Financial Derivative Instruments (k)(m) 0.0% (Cost or Premiums, net $21,147)		622

Other Assets and Liabilities, net (18.7)%		(564,309)

Net Assets 100.0%		$3,020,920

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc. 3.057% due 01/25/2033	01/18/2022	$2,500	$2,118	0.07%
Deutsche Bank AG 3.729% due 01/14/2032	01/11/2021 - 02/01/2021	5,896	4,405	0.15
Flourish Century 6.600% due 02/04/2049	08/25/2021	4,826	544	0.02
Morgan Stanley 0.000% due 04/02/2032	02/11/2020	9,864	7,027	0.23
Oracle Corp. 3.650% due 03/25/2041	03/22/2021	5,664	4,403	0.15
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	8,585	6,484	0.21
Oracle Corp. 4.100% due 03/25/2061	03/22/2021	8,484	6,266	0.21
Westmoreland Mining Holdings	12/08/2014	944	97	0.00

		$46,763	$31,344	1.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$11,338	U.S. Treasury Bills 0.000% due 03/21/2024	$(11,565)	$11,338	$11,339

Total Repurchase Agreements						$(11,565)	$11,338	$11,339

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.730%	03/02/2023	04/12/2023	$(12,105)	$(12,155)
	4.760	03/02/2023	04/12/2023	(44,668)	(44,857)
	4.760	03/16/2023	04/05/2023	(8,226)	(8,245)
	5.020	03/24/2023	04/05/2023	(4,645)	(4,652)
BSN	4.870	03/23/2023	04/13/2023	(142,959)	(143,172)
GRE	4.940	03/30/2023	04/13/2023	(19,233)	(19,244)
JPS	4.700	02/23/2023	04/05/2023	(32,000)	(32,163)
	4.720	02/23/2023	04/05/2023	(74,625)	(75,007)
	4.850	03/24/2023	05/05/2023	(14,747)	(14,767)
NXN	4.870	03/23/2023	04/13/2023	(125,120)	(125,306)
STR	4.930	04/03/2023	04/04/2023	(36,505)	(36,505)
	5.010	03/31/2023	04/03/2023	(36,383)	(36,398)

Total Reverse Repurchase Agreements					$(552,471)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	99

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	4.770%	03/21/2023	04/04/2023	$(6,722)	$(6,734)

Total Sale-Buyback Transactions					$(6,734)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(69,909)	$0	$(69,909)	$69,601	$(308)
BSN	0	(143,172)	0	(143,172)	145,101	1,929
FICC	11,339	0	0	11,339	(11,565)	(226)
GRE	0	(19,244)	0	(19,244)	19,488	244
JPS	0	(121,937)	0	(121,937)	125,184	3,247
NXN	0	(125,306)	0	(125,306)	126,860	1,554
STR	0	(72,903)	0	(72,903)	37,438	(35,465)

Master Securities Forward Transaction Agreement
BCY	0	0	(6,734)	(6,734)	6,746	12

Total Borrowings and Other Financing Transactions	$11,339	$(552,471)	$(6,734)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,652)	$0	$0	$(4,652)
U.S. Treasury Obligations	0	(496,547)	0	0	(496,547)
Preferred Securities	0	0	(14,767)	0	(14,767)

Total	$0	$(501,199)	$(14,767)	$0	$(515,966)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(6,734)	0	0	(6,734)

Total	$0	$(6,734)	$0	$0	$(6,734)

Total Borrowings	$0	$(507,933)	$(14,767)	$0	$(522,700)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(522,700)

(j)	Securities with an aggregate market value of $536,017 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(480,718) at a weighted average interest rate of 2.727%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(36,505) is outstanding at period end.

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	34	$34	$(11)	$(8)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	34	34	(14)	(8)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	34	34	(12)	(1)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	110	110	(59)	(11)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	70	70	(29)	(10)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	34	34	(22)	(16)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	70	70	(45)	(14)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	110	110	(101)	(15)

Total Written Options					$(293)	$(83)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract March Futures	06/2023	261	$62,071	$24	$0	$(5)
U.S. Treasury Long-Term Bond June Futures	06/2023	308	40,396	1,521	308	0

				$1,545	$308	$(5)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	195	$(46,654)	$(61)	$0	$(10)
U.S. Treasury 5-Year Note June Futures	06/2023	1,504	(164,700)	(3,058)	0	(341)
U.S. Treasury 10-Year Note June Futures	06/2023	612	(70,332)	(1,981)	0	(210)

				$(5,100)	$0	$(561)

Total Futures Contracts				$(3,555)	$308	$(566)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Toll Brothers Finance Corp.	(1.000)%	Quarterly	06/20/2024	0.545%	$3,800	$5	$(27)	$(22)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.773%	$	1,100	$218	$(97)	$121	$1	$0
American International Group, Inc.	1.000	Quarterly	12/20/2027	1.005		2,000	(12)	12	0	9	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.705		1,600	21	(8)	13	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740		5,300	80	(37)	43	2	0
Barclays Bank PLC	1.000	Quarterly	12/20/2023	0.909	EUR	2,800	3	0	3	1	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406	$	200	2	(2)	0	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.720		400	(3)	6	3	1	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		1,000	(6)	14	8	1	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.833		1,100	(65)	72	7	2	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.613	EUR	1,400	13	3	16	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.299		700	(8)	(3)	(11)	1	0
Comcast Corp.	1.000	Quarterly	12/20/2026	0.442	$	4,500	119	(30)	89	3	0
DISH DBS Corp.	5.000	Quarterly	06/20/2023	4.332		8,300	(43)	71	28	27	0
Enbridge, Inc.	1.000	Quarterly	12/20/2026	0.784		3,700	36	(7)	29	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.127		4,200	480	(356)	124	4	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	101

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ford Motor Co.	5.000%	Quarterly	12/20/2024	1.603%	$	6,800	$723	$(330)	$393	$7	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.315		600	72	(55)	17	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.430		4,000	(63)	103	40	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	0.599		1,900	22	2	24	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		300	3	1	4	0	0
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	1.128		3,600	611	(188)	423	5	0
Telefonica Emisiones SA	1.000	Quarterly	06/20/2026	0.599	EUR	3,200	57	(13)	44	2	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.990		2,800	27	(24)	3	10	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.817	$	3,300	80	(58)	22	2	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.283	EUR	3,400	32	1	33	1	0

							$2,399	$(923)	$1,476	$80	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	765	$(15)	$16	$1	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		2,720	(126)	135	9	3	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		18,748	(852)	912	60	37	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		3,404	(123)	(8)	(131)	8	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		3,036	(110)	18	(92)	7	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027		400	(34)	14	(20)	1	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028		900	(66)	15	(51)	2	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		526,700	6,630	(299)	6,331	520	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		1,079,100	7,680	5,082	12,762	1,168	0

						$12,984	$5,885	$18,869	$1,746	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	20,700	$208	$(404)	$(196)	$87	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		2,000	60	(79)	(19)	18	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	2,540,000	(33)	35	2	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2024		2,666,300	(18)	42	24	2	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		33,400	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	$	120,700	3,989	9,810	13,799	0	(260)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	77,400	0	(417)	(417)	0	(14)
Pay	1-Year BRL-CDI	11.320	Maturity	01/02/2025		36,300	0	(168)	(168)	0	(6)
Pay	1-Year BRL-CDI	11.224	Maturity	01/04/2027		44,000	0	(259)	(259)	2	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		23,400	0	(134)	(134)	1	0
Receive	1-Year BRL-CDI	12.351	Maturity	01/04/2027		62,170	0	(104)	(104)	0	(2)
Receive	1-Year BRL-CDI	12.417	Maturity	01/04/2027		159,710	0	(315)	(315)	0	(4)
Pay	1-Year BRL-CDI	12.848	Maturity	01/04/2027		148,500	0	566	566	4	0
Pay	1-Year BRL-CDI	12.980	Maturity	01/04/2027		152,000	0	647	647	4	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027	EUR	5,500	(20)	(460)	(480)	0	(17)
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		17,900	(79)	(2)	(81)	9	(4)
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2053		12,170	1,214	5,549	6,763	0	(17)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		3,100	49	(65)	(16)	0	(3)
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	9,471,700	60	(1,822)	(1,762)	0	(35)
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023	MXN	132,900	0	(108)	(108)	0	(4)
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		239,000	5	(1,359)	(1,354)	46	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		159,800	(14)	(777)	(791)	32	0
Pay	28-Day MXN-TIIE	9.230	Lunar	02/09/2028		36,800	0	50	50	12	0
Pay	28-Day MXN-TIIE	9.075	Lunar	02/10/2028		62,200	0	64	64	21	0
Pay	28-Day MXN-TIIE	9.173	Lunar	02/10/2028		355,200	0	443	443	120	0
Pay	28-Day MXN-TIIE	9.091	Lunar	02/11/2028		176,900	0	189	189	60	0

							$5,421	$10,923	$16,344	$418	$(367)

Total Swap Agreements							$20,809	$15,858	$36,667	$2,244	$(369)

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$308	$2,362	$2,670	$(83)	$(566)	$(497)	$(1,146)

(l)

Securities with an aggregate market value of $75,318 and cash of $5,263 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $118 and liability of $(128) for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	3,629		$2,411	$0	$(14)
	05/2023		$2,414	AUD	3,629	14	0

BOA	04/2023	CNH	984		$146	2	0
	04/2023	HUF	171,405		468	0	(19)
	04/2023	PEN	10,443		2,770	0	(4)
	05/2023		8,698		2,268	0	(38)
	05/2023		$1,123	GBP	907	0	(4)
	05/2023		2,765	PEN	10,443	5	0

BPS	04/2023	BRL	15,332		$3,018	0	(7)
	04/2023	EUR	2,019		2,140	0	(49)
	04/2023	HUF	999,889		2,698	0	(142)
	04/2023		$2,970	BRL	15,332	55	0
	04/2023		2,507	EUR	2,304	0	(8)
	04/2023	ZAR	20,751		$1,147	0	(18)
	05/2023		$2,372	AUD	3,549	2	0
	05/2023		177	CNY	1,222	2	0
	05/2023		5,866	INR	483,489	5	0
	06/2023	IDR	449,567		$29	0	(1)
	06/2023		$260	IDR	3,893,411	0	0

BRC	05/2023	ZAR	10,991		$596	0	(19)

CBK	04/2023	BRL	10,792		2,081	0	(49)
	04/2023		$2,124	BRL	10,792	5	0
	04/2023		395	MXN	7,360	12	0
	04/2023		9,773	PEN	38,155	354	0
	05/2023	PEN	33,034		$8,195	0	(567)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	103

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2023		$5,846	CLP	4,715,271	$52	$0
	06/2023	MXN	18,418		$984	0	(23)
	06/2023		$6,195	COP	30,224,118	194	0
	06/2023		134	IDR	2,013,802	0	0
	06/2023		355	MXN	6,742	14	0
	06/2023		1,178	PEN	4,579	33	0
	07/2023		3,015		11,713	80	0
	08/2023	PEN	114,010		$28,787	0	(1,261)

CLY	04/2023	HUF	161,285		427	0	(31)

DUB	04/2023	AUD	2,459		1,635	0	(8)
	04/2023	BRL	22,483		4,217	0	(219)
	04/2023		$4,089	AUD	6,067	0	(33)
	04/2023		4,425	BRL	22,483	10	0
	04/2023		28,889	EUR	26,694	61	0
	05/2023	EUR	26,694		$28,935	0	(60)
	05/2023		$1,637	AUD	2,459	9	0
	05/2023	ZAR	10,876		$583	0	(25)
	06/2023		$4,217	BRL	22,720	219	0

GLM	04/2023	BRL	17,763		$3,496	0	(8)
	04/2023		$3,275	BRL	17,763	230	0
	05/2023		7,867	PEN	31,156	393	0
	05/2023	ZAR	1,806		$108	7	0

JPM	04/2023		$14,583	JPY	1,990,077	422	0
	05/2023	ZAR	27,633		$1,490	0	(56)
	06/2023		$997	IDR	15,435,820	34	0

MBC	04/2023	EUR	4,673		$4,961	0	(107)
	04/2023		$1,023	GBP	847	22	0
	04/2023		319	JPY	41,753	0	(4)
	05/2023	CNH	310		$46	1	0
	05/2023	JPY	41,586		319	4	0
	05/2023		$8,170	NOK	82,479	0	(277)
	05/2023	ZAR	4,735		$253	0	(12)
	06/2023		$2,192	IDR	33,390,484	39	0

MYI	04/2023	AUD	2,457		$1,640	0	(3)
	04/2023	GBP	1,897		2,246	0	(94)
	04/2023		$2,498	AUD	3,716	0	(14)
	04/2023		10,004	MXN	189,883	493	0
	05/2023		1,641	AUD	2,457	2	0
	05/2023	ZAR	10,928		$597	0	(15)
	06/2023		$668	IDR	10,146,737	10	0

NGF	04/2023	JPY	41,795		$311	0	(4)

RBC	04/2023		$20,747	GBP	16,836	22	0
	05/2023	GBP	16,836		$20,759	0	(22)
	05/2023	MXN	10,448		552	0	(23)
	06/2023		$3	MXN	60	0	0
	07/2023	MXN	5,792		$301	0	(14)

SCX	04/2023		$14	INR	1,117	0	0
	04/2023	ZAR	115,143		$6,259	0	(203)
	05/2023		$5,940	CHF	5,398	0	(13)
	06/2023		1,793	IDR	27,361,584	35	0

SOG	04/2023	HUF	178,183		$486	0	(20)

TOR	04/2023	AUD	2,659		1,766	0	(12)
	04/2023	GBP	15,786		18,987	0	(487)
	05/2023		$1,767	AUD	2,659	12	0

UAG	04/2023	AUD	1,689		$1,123	0	(6)
	04/2023	EUR	22,306		23,683	0	(508)
	04/2023		$4,522	AUD	6,658	0	(71)
	05/2023		1,125		1,689	6	0
	09/2023	ZAR	29,679		$1,693	50	0

Total Forward Foreign Currency Contracts						$2,910	$(4,572)

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000%	04/28/2023	3,800	$ (18)	$(23)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	3,800	(18)	(10)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	1,700	(16)	(9)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	1,700	(16)	(1)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	6,600	(36)	(29)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	6,600	(36)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	1,800	(9)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	1,800	(9)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	5,100	(27)	(31)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	5,100	(27)	(22)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	9,200	(108)	(14)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	9,200	(127)	(109)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	3,500	(19)	(15)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	3,500	(19)	(1)

							$(485)	$(282)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.469	04/06/2023	2,000	$(13)	$(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	1,100	(5)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	2,000	(10)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	1,100	(4)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	2,500	(12)	(9)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	5,300	(42)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	3,700	(15)	(22)

					$(101)	$(56)

Total Written Options					$(586)	$(338)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.537%	$	3,400	$(91)	$126	$35	$0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.675		2,500	(30)	37	7	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.573		1,700	19	(6)	13	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.593		5,800	70	(29)	41	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.625		2,600	(15)	32	17	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.533		1,000	22	(10)	12	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.603		2,700	(27)	46	19	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.573		3,500	34	(8)	26	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946		500	(5)	6	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.272		1,400	5	(11)	0	(6)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537		400	(10)	14	4	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.173		700	(6)	8	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		2,400	(43)	57	14	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		2,800	(23)	50	27	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		1,000	(17)	8	0	(9)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2026	0.504		900	21	(5)	16	0

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		7,700	(122)	168	46	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339		2,800	(37)	60	23	0

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.566		3,100	(70)	42	0	(28)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		12,700	(237)	312	75	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.702		1,600	(13)	28	15	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.332		3,400	47	(19)	28	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.411		1,700	23	(6)	17	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	105

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability

MYC	Brookfield Asset Management, Inc.	1.000%	Quarterly	06/20/2025	1.019%	$	1,100	$0	$0	$0	$0
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.166		3,400	66	(17)	49	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		2,400	(21)	45	24	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.614		300	(4)	7	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840		4,000	11	13	24	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944		2,900	(10)	17	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		7,100	(161)	98	0	(63)

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.625		1,800	0	12	12	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		7,550	(139)	184	45	0

								$(763)	$1,259	$602	$(106)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$	1,100	$128	$(88)	$40	$0

BRC	CDX.IT-RAXX JP-Year Index39	1.000	Quarterly	06/20/2028	JPY	65,000	2	1	3	0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	1,600	166	(108)	58	0

GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		4,800	571	(398)	173	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		7,900	970	(686)	284	0
	CDX.IT-RAXX JP-Year Index39	1.000	Quarterly	06/20/2028	JPY	20,000	1	0	1	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	1,200	142	(99)	43	0

							$1,980	$(1,378)	$602	$0

Total Swap Agreements							$1,217	$(119)	$1,204	$(106)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$14	$0	$0	$14	$(14)	$0	$0	$(14)	$0	$0	$0
BOA	7	0	35	42	(65)	(51)	0	(116)	(74)	0	(74)
BPS	64	0	60	124	(225)	0	0	(225)	(101)	246	145
BRC	0	0	118	118	(19)	0	0	(19)	99	0	99
CBK	744	0	63	807	(1,900)	0	(6)	(1,906)	(1,099)	1,274	175
CLY	0	0	0	0	(31)	0	0	(31)	(31)	0	(31)
DUB	299	0	0	299	(345)	0	0	(345)	(46)	0	(46)
GLM	630	0	0	630	(8)	(223)	0	(231)	399	(330)	69
GST	0	0	232	232	0	0	(9)	(9)	223	(320)	(97)
HUS	0	0	69	69	0	0	0	0	69	0	69
JPM	456	0	420	876	(56)	(25)	(28)	(109)	767	(823)	(56)
MBC	66	0	0	66	(400)	0	0	(400)	(334)	250	(84)
MYC	0	0	150	150	0	0	(63)	(63)	87	0	87
MYI	505	0	0	505	(126)	0	0	(126)	379	(320)	59
NGF	0	0	57	57	(4)	0	0	(4)	53	0	53
RBC	22	0	0	22	(59)	0	0	(59)	(37)	0	(37)
SAL	0	0	0	0	0	(39)	0	(39)	(39)	296	257
SCX	35	0	0	35	(216)	0	0	(216)	(181)	0	(181)
SOG	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
TOR	12	0	0	12	(499)	0	0	(499)	(487)	377	(110)
UAG	56	0	0	56	(585)	0	0	(585)	(529)	672	143

Total Over the Counter	$2,910	$0	$1,204	$4,114	$(4,572)	$(338)	$(106)	$(5,016)

(n)

Securities with an aggregate market value of $3,115 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$308	$308
Swap Agreements	0	1,826	0	0	536	2,362

	$0	$1,826	$0	$0	$844	$2,670

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,910	$0	$2,910
Swap Agreements	0	1,204	0	0	0	1,204

	$0	$1,204	$0	$2,910	$0	$4,114

	$0	$3,030	$0	$2,910	$844	$6,784

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$83	$83
Futures	0	0	0	0	566	566
Swap Agreements	0	2	0	0	495	497

	$0	$2	$0	$0	$1,144	$1,146

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,572	$0	$4,572
Written Options	0	0	0	0	338	338
Swap Agreements	0	106	0	0	0	106

	$0	$106	$0	$4,572	$338	$5,016

	$0	$108	$0	$4,572	$1,482	$6,162

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$101	$101
Futures	0	0	0	0	(8,990)	(8,990)
Swap Agreements	0	(1,648)	0	0	24,298	22,650

	$0	$(1,648)	$0	$0	$15,409	$13,761

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	107

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)	March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,709	$0	$3,709
Written Options	0	988	0	0	(6,490)	(5,502)
Swap Agreements	0	2,072	0	0	0	2,072

	$0	$3,060	$0	$3,709	$(6,490)	$279

	$0	$1,412	$0	$3,709	$8,919	$14,040

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$209	$209
Futures	0	0	0	0	3,415	3,415
Swap Agreements	0	8,925	0	0	(4,428)	4,497

	$0	$8,925	$0	$0	$(804)	$8,121

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$730	$0	$730
Purchased Options	0	0	0	0	(2,398)	(2,398)
Written Options	0	(415)	0	0	11,467	11,052
Swap Agreements	0	(1,131)	0	0	0	(1,131)

	$0	$(1,546)	$0	$730	$9,069	$8,253

	$0	$7,379	$0	$730	$8,265	$16,374

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$28,848	$3,695	$32,543
Corporate Bonds & Notes
Banking & Finance	0	677,956	544	678,500
Industrials	0	963,495	779	964,274
Utilities	0	449,772	0	449,772
Municipal Bonds & Notes
California	0	7,663	0	7,663
Georgia	0	10,854	0	10,854
Illinois	0	2,583	0	2,583
Indiana	0	932	0	932
Ohio	0	13,139	0	13,139
Pennsylvania	0	12,875	0	12,875
Texas	0	4,667	0	4,667
Washington	0	1,173	0	1,173
U.S. Government Agencies	0	100,192	0	100,192
U.S. Treasury Obligations	0	1,012,469	0	1,012,469
Non-Agency Mortgage-Backed Securities	0	18,775	0	18,775
Asset-Backed Securities	0	41,531	0	41,531
Sovereign Issues	0	63,665	120	63,785
Common Stocks
Industrials	0	0	97	97
Warrants
Utilities	1	0	0	1
Preferred Securities
Financials	8,771	93,323	0	102,094
Industrials	0	24,697	0	24,697
Utilities	0	6,486	0	6,486

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short-Term Instruments
Repurchase Agreements	$0	$11,338	$0	$11,338
U.S. Treasury Bills	0	542	0	542

	$8,772	$3,546,975	$5,235	$3,560,982

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,625	$0	$0	$23,625

Total Investments	$32,397	$3,546,975	$5,235	$3,584,607

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,552	0	2,552
Over the counter	0	4,114	0	4,114

	$0	$6,666	$0	$6,666

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,018)	0	(1,018)
Over the counter	0	(5,016)	0	(5,016)

	$0	$(6,034)	$0	$(6,034)

Total Financial Derivative Instruments	$0	$632	$0	$632

Totals	$32,397	$3,547,607	$5,235	$3,585,239

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Credit Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 51.4%

ABG Intermediate Holdings 2 LLC
8.407% due 12/21/2028		$1,439	$1,421

Adevinta ASA
7.909% (LIBOR03M + 2.750%) due 06/26/2028 ~		592	590

Advantage Sales & Marketing, Inc.
9.288% - 9.659% (LIBOR03M + 4.500%) due 10/28/2027 ~		944	815

Air Canada
8.369% (LIBOR03M + 3.500%) due 08/11/2028 ~		25	25

Alliant Holdings Intermediate LLC
8.347% due 11/05/2027		993	984

Altice France SA
10.170% due 08/15/2028 «		2,295	2,186

AppLovin Corp.
7.907% due 10/25/2028		1,187	1,183

Armor Holding LLC
9.541% due 12/11/2028 «		568	567

ASP Unifrax Holdings, Inc.
8.909% (LIBOR03M + 3.750%) due 12/12/2025 ~		598	544

AssuredPartners, Inc.
8.307% due 02/12/2027		392	388

Asurion LLC
8.090% (LIBOR01M + 3.250%) due 12/23/2026 ~		607	565

Athenahealth, Inc.
TBD% - 8.050% due 02/15/2029 µ		44	41
TBD% - 8.050% due 02/15/2029		355	334

Barracuda Networks, Inc.
9.176% due 08/15/2029		100	96

BCP V Modular Services HoldingsLtd.
7.515% (EUR003M + 4.500%) due 12/15/2028 ~	EUR	1,000	1,028

Bingo Industries Ltd.
8.660% due 07/14/2028		$561	519

Birkenstock GmbH & Co. KG
8.064% (LIBOR03M + 3.250%) due 04/28/2028 ~		589	584

Caesars Entertainment Corp.
8.157% due 02/06/2030		1,250	1,246

Carnival Corp.
7.840% (LIBOR01M + 3.000%) due 06/30/2025 ~		1,742	1,724

Castlelake Aviation Ltd.
7.616% (LIBOR03M + 2.750%) due 10/22/2026 ~		1,279	1,268

CDK Global, Inc.
9.148% due 07/06/2029		1,150	1,148

Charter Communications Operating LLC
TBD% due 04/30/2025		499	499
6.557% due 02/01/2027		399	396

Clarios Global LP
8.090% (LIBOR01M + 3.250%) due 04/30/2026 ~		433	431

Clear Channel Outdoor Holdings, Inc.
8.325% (LIBOR03M + 3.500%) due 08/21/2026 ~		413	386

Clydesdale Acquisition Holdings, Inc.
9.082% due 04/13/2029		1,241	1,214

CommScope, Inc.
8.090% (LIBOR01M + 3.250%) due 04/06/2026 ~		411	396

Coty, Inc.
7.089% (LIBOR01M + 2.250%) due 04/07/2025 ~		1,564	1,562

CQP Holdco LP
8.659% (LIBOR03M + 3.500%) due 06/05/2028 ~		2,129	2,117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Da Vinci Purchaser Corp.
8.953% (LIBOR03M + 4.000%) due 01/08/2027 ~	$3	$2

Diamond Sports Group LLC
8.025% due 08/24/2026	4,312	247
12.775% (LIBOR03M + 8.150%) due 05/25/2026 ~	880	830

DirecTV Financing LLC
9.840% (LIBOR01M + 5.000%) due 08/02/2027 ~	1,721	1,660

Dun & Bradstreet Corp.
8.042% due 01/18/2029	1,089	1,084

Endure Digital, Inc.
8.219% (LIBOR01M + 3.500%) due 02/10/2028 «~	1,672	1,567

Ensono LP
9.151% (LIBOR03M + 3.750%) due 05/26/2028 ~	1,101	1,014

Envision Healthcare Corp.
12.701% due 04/29/2027	169	168
16.326% due 04/28/2028	414	308

First Student Bidco, Inc.
8.143% (LIBOR03M + 3.000%) due 07/21/2028 ~	1,678	1,611

Fleet U.S. Bidco, Inc.
7.928% (LIBOR06M + 3.000%) due 10/07/2026 «~	1,175	1,175

Forest City Enterprises LP
8.340% (LIBOR01M + 3.500%) due 12/08/2025 ~	1,860	1,609

Foundation Building Materials Holding Co. LLC
8.075% (LIBOR03M + 3.250%) due 01/31/2028 ~	884	862

Gainwell Acquisition Corp.
8.998% due 10/01/2027	287	275

Garda World Security Corp.
9.009% due 02/01/2029	419	407
9.109% due 10/30/2026	850	843

Getty Images, Inc.
9.376% - 9.498% due 02/19/2026	318	318

Graham Packaging Co., Inc.
7.840% (LIBOR01M + 3.000%) due 08/04/2027 ~	29	29

Gray Television, Inc.
7.662% (LIBOR01M + 3.000%) due 12/01/2028 ~	790	770

Greeneden U.S. Holdings LLC
8.840% (LIBOR01M + 4.000%) due 12/01/2027 ~	417	411

Greenhill & Co., Inc.
8.203% (LIBOR03M + 3.250%) due 04/12/2024 ~	250	246

GVC Holdings Ltd.
8.437% due 10/31/2029	150	150

Hub International Ltd.
7.689% - 7.818% (LIBOR03M + 3.000%) due 04/25/2025 ~	748	747

II-VI, Inc.
7.672% (LIBOR01M + 2.750%) due 07/02/2029 ~	1,294	1,284

Innophos, Inc.
8.090% (LIBOR01M + 3.250%) due 02/05/2027 ~	598	589

Insulet Corp.
8.172% due 05/04/2028	1,081	1,081

Intelsat Jackson Holdings SA
9.082% due 02/01/2029	1,780	1,765

Intrado Corp.
8.676% due 01/31/2030	500	494

IRB Holding Corp.
7.737% due 12/15/2027	1,369	1,348

Ivanti Software, Inc.
9.212% (LIBOR03M + 4.250%) due 12/01/2027 ~	1,569	1,294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
12.212% (LIBOR03M + 7.250%) due 12/01/2028 ~	$1,000	$608

LABL, Inc.
9.840% (LIBOR01M + 5.000%) due 10/29/2028 ~	693	673

LifeMiles Ltd.
10.203% (LIBOR03M + 5.250%) due 08/30/2026 ~	1,274	1,202

Madison IAQ LLC
8.302% (LIBOR06M + 3.250%) due 06/21/2028 ~	700	668

Mattress Firm, Inc.
9.390% (LIBOR03M + 4.250%) due 09/25/2028 ~	473	444

Mauser Packaging Solutions Holding Co.
8.776% due 08/14/2026	750	745

McAfee LLC
9.580% (LIBOR03M + 4.750%) due 07/27/2028 ~	737	610

MH Sub LLC
8.590% (LIBOR01M + 3.750%) due 09/13/2024 ~	1,278	1,259

New Trojan Parent, Inc.
7.959% - 8.090% (LIBOR01M + 3.250%) due 01/06/2028 ~	98	67

Open Text Corp.
8.157% due 01/31/2030	300	300

Option Care Health, Inc.
7.590% (LIBOR01M + 2.750%) due 10/27/2028 ~	565	564

Parexel International Corp.
8.090% (LIBOR01M + 3.250%) due 11/15/2028 ~	866	858

Petco Health and Wellness Company, Inc.
8.410% due 03/03/2028	1,077	1,060

Phoenix Guarantor, Inc.
8.090% (LIBOR01M + 3.250%) due 03/05/2026 ~	1,250	1,220

Polaris Newco LLC
9.159% (LIBOR03M + 4.000%) due 06/02/2028 ~	1,273	1,164

Presidio Holdings, Inc.
8.276% - 8.407% due 01/22/2027	1,177	1,173

Profrac Services LLC
TBD% - 12.420% due 03/04/2025	1,000	995

Rand Parent LLC
9.127% due 03/17/2030	475	448

RealPage, Inc.
7.840% (LIBOR01M + 3.000%) due 04/24/2028 ~	939	913

RegionalCare Hospital Partners Holdings, Inc.
8.575% (LIBOR03M + 3.750%) due 11/16/2025 ~	952	909

Reynolds Group Holdings, Inc.
8.090% (LIBOR01M + 3.250%) due 09/24/2028 ~	987	976

Sabre Global, Inc.
8.340% (LIBOR01M + 3.500%) due 12/17/2027 ~	660	561

Scientific Games Holdings LP
8.103% due 04/04/2029	1,092	1,079

Shutterfly, Inc.
9.840% (LIBOR01M + 5.000%) due 09/25/2026 ~	1,600	792

Spirit AeroSystems, Inc.
9.176% due 01/15/2027	399	399

Surgery Center Holdings, Inc.
8.210% (LIBOR01M + 3.750%) due 08/31/2026 ~	1,106	1,101

Taboola.com Ltd.
8.850% (LIBOR03M + 4.000%) due 09/01/2028 «~	984	980

Team Health Holdings, Inc.
7.590% (LIBOR01M + 2.750%) due 02/06/2024 ~	893	768

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	109

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tempo Acquisition LLC
7.807% due 08/31/2028		$468	$468

Tibco Software, Inc.
9.498% due 03/30/2029		1,250	1,141

Trans Union LLC
7.090% (LIBOR01M + 2.250%) due 12/01/2028 ~		1,212	1,205

TransDigm, Inc.
8.148% (LIBOR03M + 2.250%) due 12/09/2025 ~		2,659	2,658
8.148% due 02/22/2027		591	591

U.S. Renal Care, Inc.
9.875% (LIBOR01M + 5.000%) due 06/26/2026 ~		1,136	776
10.375% (LIBOR01M + 5.500%) due 06/26/2026 ~		222	152

UGI Energy Services LLC
8.157% due 02/22/2030		848	840

United Airlines, Inc.
8.568% (LIBOR03M + 3.750%) due 04/21/2028 ~		360	359

United Talent Agency LLC
8.907% due 07/07/2028		640	637

Univision Communications, Inc.
9.148% due 06/24/2029		694	690

USI, Inc.
8.648% due 11/22/2029		1,388	1,386

Venga Finance SARL
9.703% (LIBOR03M + 4.750%) due 06/28/2029 ~		249	238

Viad Corp.
9.922% due 07/30/2028		906	868

WOOF Holdings, Inc.
8.529% (LIBOR01M + 3.750%) due 12/21/2027 «~		1,078	1,035

Zayo Group Holdings, Inc.
7.840% (LIBOR01M + 3.000%) due 03/09/2027 ~		299	245

Total Loan Participations and Assignments (Cost $90,086)			84,270

CORPORATE BONDS & NOTES 29.8%

BANKING & FINANCE 5.6%

Allied Universal Holdco LLC
4.625% due 06/01/2028		700	591
6.625% due 07/15/2026		100	96

Banca Monte dei Paschi di Siena SpA
7.677% due 01/18/2028 •	EUR	300	274
8.000% due 01/22/2030 •		400	388
8.500% due 09/10/2030 •		400	390
10.500% due 07/23/2029		400	421

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		$200	188
3.416% due 12/01/2024 •	EUR	400	426
3.664% due 09/08/2024		$1,900	1,826

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		224	224

Freedom Mortgage Corp.
6.625% due 01/15/2027		1,400	1,079
7.625% due 05/01/2026		350	282

Ladder Capital Finance Holdings LLLP
5.250% due 10/01/2025		1,000	881

LFS Topco LLC
5.875% due 10/15/2026		100	87

OneMain Finance Corp.
7.125% due 03/15/2026		900	866

Oxford Finance LLC
6.375% due 02/01/2027		200	187

PennyMac Financial Services, Inc.
5.375% due 10/15/2025		1,000	935

			9,141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 21.7%

Air Canada
3.875% due 08/15/2026	$1,375	$1,250

Albertsons Cos., Inc.
6.500% due 02/15/2028	400	401

American Airlines, Inc.
5.500% due 04/20/2026	1,575	1,552
5.750% due 04/20/2029	1,300	1,248

ATP Tower Holdings LLC
4.050% due 04/27/2026	1,175	1,011

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	1,400	1,303

Bombardier, Inc.
7.500% due 02/01/2029	500	511

Caesars Entertainment, Inc.
6.250% due 07/01/2025	1,000	1,001

Chesapeake Energy Corp.
5.500% due 02/01/2026	850	837

Clydesdale Acquisition Holdings, Inc.
6.625% due 04/15/2029	100	96

CommScope, Inc.
6.000% due 03/01/2026	300	290

Community Health Systems, Inc.
8.000% due 03/15/2026	1,500	1,451

Delta Air Lines, Inc.
7.375% due 01/15/2026	166	173

Diamond Sports Group LLC
5.375% due 08/15/2026 ^(c)	600	34

DISH DBS Corp.
5.250% due 12/01/2026	700	560

DISH Network Corp.
11.750% due 11/15/2027	300	291

EnLink Midstream LLC
6.500% due 09/01/2030	100	101

EQM Midstream Partners LP
6.000% due 07/01/2025	368	364

iHeartCommunications, Inc.
6.375% due 05/01/2026	1,000	884

LABL, Inc.
6.750% due 07/15/2026	600	579

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,000	951

Legacy LifePoint Health LLC
6.750% due 04/15/2025	300	285

Live Nation Entertainment, Inc.
6.500% due 05/15/2027	600	607

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	625	498

Neptune Bidco US, Inc.
9.290% due 04/15/2029	200	186

Northriver Midstream Finance LP
5.625% due 02/15/2026	300	282

NuStar Logistics LP
6.000% due 06/01/2026	300	295

Olympus Water U.S. Holding Corp.
7.125% due 10/01/2027	1,000	940

Prime Security Services Borrower LLC
5.750% due 04/15/2026	900	894

Radiate Holdco LLC
4.500% due 09/15/2026	1,500	1,175

Rand Parent LLC
8.500% due 02/15/2030	600	565

Rockies Express Pipeline LLC
3.600% due 05/15/2025	600	562

Rolls-Royce PLC
3.625% due 10/14/2025	300	286

Royal Caribbean Cruises Ltd.
5.500% due 08/31/2026	2,150	2,014

Sabre Global, Inc.
7.375% due 09/01/2025	400	358
9.250% due 04/15/2025	900	849

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tenet Healthcare Corp.
4.875% due 01/01/2026	$2,000	$1,963

Travel & Leisure Co.
6.625% due 07/31/2026	1,300	1,306

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	1,600	1,426

Uber Technologies, Inc.
7.500% due 05/15/2025	900	912

United Airlines, Inc.
4.375% due 04/15/2026	1,550	1,485

Viking Cruises Ltd.
13.000% due 05/15/2025	1,450	1,533

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)	1,980	1,762

Wynn Las Vegas LLC
5.500% due 03/01/2025	500	491

		35,562

UTILITIES 2.5%

CrownRock LP
5.625% due 10/15/2025	1,200	1,177

Genesis Energy LP
6.500% due 10/01/2025	1,300	1,260

Sprint LLC
7.625% due 03/01/2026	1,500	1,588

		4,025

Total Corporate Bonds & Notes (Cost $52,227)		48,728

U.S. TREASURY OBLIGATIONS 2.6%

U.S. Treasury Notes
4.500% due 11/15/2025 (i)	4,100	4,161

Total U.S. Treasury Obligations (Cost $4,118)		4,161

	SHARES
COMMON STOCKS 0.0%

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)	52,605	0

Total Common Stocks (Cost $93)		0

WARRANTS 0.0%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	252	0

Total Warrants (Cost $33)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.9%

COMMERCIAL PAPER 8.1%

Amcor Flexibles North America, Inc.
5.030% due 04/05/2023	$250	250

Ameren Corp.
5.020% due 04/10/2023	100	100

American Honda Finance Corp.
5.650% due 05/22/2023	100	99

Arrow Electronics, Inc.
5.500% due 04/03/2023	250	250

BAT International Finance PLC
5.900% due 05/24/2023	500	496
5.900% due 05/25/2023	250	248
5.900% due 05/30/2023	500	495
5.910% due 05/30/2023	300	297
6.000% due 05/19/2023	300	298

Conagra Brands, Inc.
5.450% due 04/06/2023	250	250
5.750% due 04/24/2023	250	249

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Brands, Inc.
5.900% due 04/20/2023	$250	$249

Crown Castle, Inc.
5.740% due 04/11/2023	500	499

Dominion Energy, Inc.
5.800% due 04/24/2023	250	249

Duke Energy Corp.
5.500% due 04/18/2023	250	249
5.800% due 04/20/2023	250	249

Edison International
5.550% due 05/11/2023	250	249
5.550% due 05/19/2023	250	248

Enel Finance America LLC
6.000% due 04/19/2023	250	249
6.000% due 04/24/2023	250	249
6.000% due 04/28/2023	250	249

Global Payments, Inc.
5.900% due 04/28/2023	400	398
5.900% due 05/01/2023	250	249

Hitachi America Capital Ltd.
5.100% due 04/06/2023	250	250

International Flavors & Fragrances, Inc.
5.550% due 04/03/2023	250	250
5.950% due 04/24/2023	250	249
6.000% due 04/13/2023	300	299
6.000% due 05/01/2023 (a)	250	249
6.000% due 05/05/2023 (a)	250	249

Kellogg Co.
5.400% due 04/04/2023	250	250

Lowe’s Companies, Inc.
5.750% due 04/10/2023	400	399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023	$250	$249

Mondelez International, Inc.
5.120% due 04/14/2023	250	249

NextEra Energy Capital Holdings, Inc.
5.600% due 05/08/2023	250	249
5.600% due 05/09/2023	250	249
5.900% due 04/17/2023	300	299

Quanta Services, Inc.
5.850% due 04/06/2023	250	250
6.050% due 04/18/2023	250	249

Republic Services, Inc.
5.750% due 04/17/2023	250	249

Sempra Energy
5.850% due 04/24/2023	300	299

Southern California Edison Co.
5.400% due 04/10/2023	250	250
5.500% due 04/26/2023	250	249
5.850% due 04/24/2023	300	299

Tyson Foods, Inc.
5.020% due 04/05/2023	250	250
5.500% due 04/12/2023	250	250

Walgreens Boots
5.600% due 04/10/2023	250	250
5.800% due 05/03/2023 (a)	250	249
5.900% due 04/24/2023	250	249
5.900% due 04/26/2023	300	299

		13,300

REPURCHASE AGREEMENTS (g) 0.2%
		393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 4.6%
4.761% due 05/11/2023 (e)(f)	$7,600	$7,563

Total Short-Term Instruments (Cost $21,259)		21,256

Total Investments in Securities (Cost $167,816)		158,415

	SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%

PIMCO Short-Term Floating NAV Portfolio III	201,257	1,957

Total Short-Term Instruments (Cost $1,956)		1,957

Total Investments in Affiliates (Cost $1,956)		1,957

Total Investments 97.9% (Cost $169,772)		$160,372

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $71)		91

Other Assets and Liabilities, net 2.0%		3,281

Net Assets 100.0%		$163,744

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$393	U.S. Treasury Bills 0.000% due 03/21/2024	$(401)	$393	$393

Total Repurchase Agreements						$(401)	$393	$393

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	111

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$393	$0	$0	$393	$(401)	$(8)

Total Borrowings and Other Financing Transactions	$393	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(285) at a weighted average interest rate of 0.942%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	27	$5,574	$52	$4	$0
U.S. Treasury 5-Year Note June Futures	06/2023	109	11,936	233	25	0

Total Futures Contracts				$285	$29	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2027	3.025%	$1,000	$(55)	$136	$81	$10	$0
OneMain Finance Corp.	5.000	Quarterly	12/20/2027	4.908	800	(44)	49	5	3	0

						$(99)	$185	$86	$13	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-39 5-Year Index	5.000%	Quarterly	12/20/2027	$	10,600	$179	$(33)	$146	$64	$0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028		12,600	(9)	222	213	70	0

						$170	$189	$359	$134	$0

Total Swap Agreements						$71	$374	$445	$147	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$29	$147	$176	$0	$0	$0	$0

(i)

Securities with an aggregate market value of $1,027 and cash of $2,482 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	04/2023		$4,050	EUR	3,742	$9	$0
	05/2023	EUR	3,742		$4,056	0	(9)

UAG	04/2023		3,742		3,973	0	(85)

Total Forward Foreign Currency Contracts						$9	$(94)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
DUB	$9	$0	$0	$9	$(9)	$0	$0	$(9)	$0	$0	$0
UAG	0	0	0	0	(85)	0	0	(85)	(85)	0	(85)

Total Over the Counter	$9	$0	$0	$9	$(94)	$0	$0	$(94)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$29	$29
Swap Agreements	0	147	0	0	0	147

	$0	$147	$0	$0	$29	$176

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9	$0	$9

	$0	$147	$0	$9	$29	$185

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94	$0	$94

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	113

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(106)	$(106)
Swap Agreements	0	1,398	0	0	892	2,290

	$0	$1,398	$0	$0	$786	$2,184

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$792	$0	$792

	$0	$1,398	$0	$792	$786	$2,976

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$284	$284
Swap Agreements	0	465	0	0	(777)	(312)

	$0	$465	$0	$0	$(493)	$(28)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(235)	$0	$(235)

	$0	$465	$0	$(235)	$(493)	$(263)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$76,760	$7,510	$84,270
Corporate Bonds & Notes
Banking & Finance	0	9,141	0	9,141
Industrials	0	35,562	0	35,562
Utilities	0	4,025	0	4,025
U.S. Treasury Obligations	0	4,161	0	4,161
Short-Term Instruments
Commercial Paper	0	13,300	0	13,300
Repurchase Agreements	0	393	0	393
U.S. Treasury Bills	0	7,563	0	7,563

	$0	$150,905	$7,510	$158,415

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,957	$0	$0	$1,957

Total Investments	$1,957	$150,905	$7,510	$160,372

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$176	$0	$176
Over the counter	0	9	0	9

	$0	$185	$0	$185

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(94)	$0	$(94)

Total Financial Derivative Instruments	$0	$91	$0	$91

Totals	$1,957	$150,996	$7,510	$160,463

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(1)
Investments in Securities, at Value
Loan Participations and Assignments	$22,000	$2,729	$(15,940)	$21	$(558)	$(199)	$2,134	$(2,677)	$7,510	$(94)
Corporate Bonds & Notes
Industrials	2,045	37	0	0	0	(320)	0	(1,762)	0	0
Common Stocks
Real Estate	5	0	0	0	0	(5)	0	0	0	(5)

Totals	$24,050	$2,766	$(15,940)	$21	$(558)	$(524)	$2,134	$(4,439)	$7,510	$(99)

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$7,510	Third Party Vendor	Broker Quote	93.750-100.000	96.703

Total	$7,510

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	115

Schedule of Investments	PIMCO Low Duration Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.2%

American Airlines, Inc.
9.558% (LIBOR03M + 4.750%) due 04/20/2028 ~		$12,328	$12,537

Avolon TLB Borrower 1 (U.S.) LLC
6.261% (LIBOR01M + 1.500%) due 02/12/2027 ~		738	733
7.011% (LIBOR01M + 2.250%) due 12/01/2027 ~		6,063	6,077

Carnival Corp.
6.655% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	7,898	8,459
7.840% (LIBOR01M + 3.000%) due 06/30/2025 ~		$17,032	16,853
8.090% (LIBOR01M + 3.250%) due 10/18/2028 ~		6,471	6,337

Cengage Learning, Inc.
9.880% (LIBOR03M + 4.750%) due 07/14/2026 ~		11,776	10,959

DirecTV Financing LLC
9.840% (LIBOR01M + 5.000%) due 08/02/2027 ~		4,498	4,339

Emerald TopCo, Inc.
8.340% (LIBOR01M + 3.500%) due 07/24/2026 ~		10,735	10,054

Envision Healthcare Corp.
12.701% due 04/29/2027		6,346	6,283
16.326% due 04/28/2028		11,328	8,430

Hilton Worldwide Finance LLC
6.642% due 06/22/2026		4,007	4,009

iHeartCommunications, Inc.
7.840% (LIBOR01M + 3.000%) due 05/01/2026 ~		4,791	4,261

Intelsat Jackson Holdings SA
9.082% due 02/01/2029		6,847	6,790

Lealand Finance Co. BV
7.840% (LIBOR01M + 3.000%) due 06/28/2024 ~		156	115

Lealand Finance Co. BV (5.840% Cash and 3.000% PIK)
8.840% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		596	402

Market Bidco Ltd.
7.357% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	23,114	21,153

PetSmart, Inc.
8.657% due 02/11/2028		$4,318	4,290

Poseidon Bidco SASU
8.265% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	39,800	41,868

PUG LLC
8.340% (LIBOR01M + 3.500%) due 02/12/2027 ~		$383	280

RegionalCare Hospital Partners Holdings, Inc.
8.575% (LIBOR03M + 3.750%) due 11/16/2025 ~		519	496

SCUR-Alpha 1503 GmbH
TBD% due 03/30/2030		16,700	14,696
TBD% due 03/30/2030	EUR	9,100	8,685

Sigma Bidco BV
6.239% (EUR003M + 3.500%) due 07/02/2025 ~		690	703

SkyMiles IP Ltd.
8.558% (LIBOR03M + 3.750%) due 10/20/2027 ~		$8,110	8,418

Softbank Vision Fund
5.000% due 12/21/2025 «		30,537	28,752

Sotera Health Holdings LLC
7.575% (LIBOR03M + 2.750%) due 12/11/2026 ~		7,203	6,964

SS&C European Holdings SARL
6.590% (LIBOR01M + 1.750%) due 04/16/2025 ~		169	169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SS&C Technologies, Inc.
6.590% (LIBOR01M + 1.750%) due 04/16/2025 ~		$249	$249

Stars Group Holdings BV
TBD% - 5.515% (EUR003M + 2.500%) due 07/21/2026 ~	EUR	8,600	9,257

Sunshine Luxembourg SARL
8.909% (LIBOR03M + 3.750%) due 10/01/2026 ~		$11,483	11,390

Syniverse Holdings, Inc.
11.898% due 05/13/2027		6,776	6,033

TransDigm, Inc.
TBD% - 7.413% (LIBOR03M + 2.250%) due 05/30/2025 ~		30,587	30,595
8.148% (LIBOR03M + 2.250%) due 12/09/2025 ~		35,072	35,060
8.148% due 02/22/2027		37,955	37,970

U.S. Renal Care, Inc.
9.875% (LIBOR01M + 5.000%) due 06/26/2026 ~		2,502	1,710

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		298	224

Windstream Services LLC
TBD% - 11.157% due 09/21/2027 «		9,815	8,931
8.807% due 02/23/2027 «		4,860	4,520

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		2,411	2,121

Total Loan Participations and Assignments (Cost $396,583)			391,172

CORPORATE BONDS & NOTES 16.5%

BANKING & FINANCE 5.1%

AIB Group PLC
4.263% due 04/10/2025 •		2,600	2,546

Asian Development Bank
4.700% due 03/12/2024	MXN	10,200	527

Athora Netherlands NV
2.375% due 05/17/2024	EUR	300	316

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$6,957	5,893

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	31,841	29,709
2.625% due 04/28/2025		2,028	2,010
3.625% due 09/24/2024		6,000	6,197

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	7,100	1,777

Bank of Nova Scotia
4.900% due 06/04/2025 •(h)(i)		$1,326	1,210

Barclays PLC
7.750% due 09/15/2023 •(h)(i)		3,250	2,989

BGC Partners, Inc.
3.750% due 10/01/2024		1,868	1,793
4.375% due 12/15/2025		5,800	5,522

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 ^(c)		300	64
4.450% due 08/17/2026 ^(c)		200	42
5.950% due 10/20/2025 ^(c)		200	43
6.000% due 07/16/2025 ^(c)		200	42
6.450% due 11/07/2024 ^(c)		600	128

Corsair International Ltd.
7.772% due 01/28/2027 •	EUR	9,000	9,614
8.122% due 01/28/2029 •		4,100	4,358

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		$1,400	775
3.125% due 10/22/2025		1,600	928
3.875% due 10/22/2030		700	326
8.000% due 01/27/2024		1,300	1,132

Credit Suisse AG
0.250% due 01/05/2026	EUR	1,400	1,351
1.250% due 08/07/2026		$500	423
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	4,000	4,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.928% (EUR003M + 1.230%) due 05/31/2024 ~	EUR	4,900	$5,196
4.750% due 08/09/2024		$500	485
6.500% due 08/08/2023 (i)		2,700	2,595
7.500% due 02/15/2028		1,450	1,541

Credit Suisse AG AT1 Claim ^		42,500	2,443

Credit Suisse Group AG
1.250% due 07/17/2025 •	EUR	1,200	1,218
2.125% due 09/12/2025 •	GBP	600	684
2.250% due 06/09/2028 •		800	828
2.875% due 04/02/2032 •	EUR	4,200	3,807
3.091% due 05/14/2032 •		$4,400	3,548
3.250% due 04/02/2026 •	EUR	3,800	3,895
3.288% (EUR003M + 1.000%) due 01/16/2026 ~		5,950	6,017
4.194% due 04/01/2031 •		$3,550	3,161
6.373% due 07/15/2026 •		22,450	21,752
6.442% due 08/11/2028 •		33,850	33,657
6.537% due 08/12/2033 •		1,100	1,133
7.000% due 09/30/2027 •	GBP	1,600	1,985
7.750% due 03/01/2029 •	EUR	9,700	11,520
9.016% due 11/15/2033 •		$2,800	3,325

CTP NV
1.250% due 06/21/2029	EUR	400	299

Deutsche Bank AG
3.547% due 09/18/2031 •		$3,732	3,063
6.720% due 01/18/2029 •		1,568	1,558

EPR Properties
4.750% due 12/15/2026		627	547
4.950% due 04/15/2028		316	264

Erste Group Bank AG
4.250% due 10/15/2027 •(h)(i)	EUR	4,000	3,240

FCE Bank PLC
1.615% due 05/11/2023		300	325

Ford Motor Credit Co. LLC
2.700% due 08/10/2026		$13,600	12,121

GLP Capital LP
4.000% due 01/15/2031		1,000	859
5.300% due 01/15/2029		902	861

HSBC Holdings PLC
2.357% due 08/18/2031 •		6,935	5,595
2.848% due 06/04/2031 •		7,565	6,360
3.973% due 05/22/2030 •		2,400	2,168
4.583% due 06/19/2029 •		1,000	950

International Finance Corp.
8.000% due 10/09/2023	IDR	7,400,000	498

KAF Kaerntner Ausgleichszahlungs-Fonds
0.000% due 04/03/2049 «	EUR	8,781	705

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		3,500	3,313

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(h)(i)		400	393

MPT Operating Partnership LP
0.993% due 10/15/2026		6,400	4,711
2.500% due 03/24/2026	GBP	2,500	2,307
3.375% due 04/24/2030		1,500	1,134
3.692% due 06/05/2028		1,100	898

Nationwide Building Society
3.960% due 07/18/2030 •		$2,390	2,158
4.302% due 03/08/2029 •		5,600	5,172

NatWest Group PLC
4.445% due 05/08/2030 •		7,400	6,955
4.892% due 05/18/2029 •		1,430	1,374
5.076% due 01/27/2030 •		6,400	6,229

New Metro Global Ltd.
4.500% due 05/02/2026		1,000	635
4.625% due 10/15/2025		200	133
4.800% due 12/15/2024		1,400	1,050
6.800% due 08/05/2023		600	561

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028		900	731

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		728	612

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		1,700	1,559
6.750% due 06/24/2024 •(h)(i)	GBP	35,308	38,814

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Seazen Group Ltd.
6.000% due 08/12/2024		$700	$530

Societe Generale SA
6.447% due 01/12/2027 •		29,000	29,014

UBS Group AG
5.959% due 01/12/2034 •		4,805	4,935

UniCredit SpA
7.830% due 12/04/2023		46,530	46,962

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,881	2,301
7.395% due 03/28/2024		1,059	1,301

Uniti Group LP
6.500% due 02/15/2029		$14,653	8,957
10.500% due 02/15/2028		13,093	12,712

VICI Properties LP
3.875% due 02/15/2029		3,700	3,294
4.500% due 09/01/2026		4,600	4,332
4.500% due 01/15/2028		3,219	2,985
4.625% due 06/15/2025		18,629	18,035
5.625% due 05/01/2024		22,052	21,887
5.750% due 02/01/2027		200	197

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		6,882	5,437

			473,836

INDUSTRIALS 6.8%

Altice Financing SA
5.750% due 08/15/2029		6,626	5,274

Altice France SA
8.125% due 02/01/2027		20,558	19,049

Amdocs Ltd.
2.538% due 06/15/2030		4,500	3,796

American Airlines Pass-Through Trust
2.875% due 01/11/2036		1,265	1,045
3.000% due 04/15/2030		217	192
3.200% due 12/15/2029		791	712
3.350% due 04/15/2031		658	589
3.375% due 11/01/2028		18,154	15,817
3.575% due 07/15/2029		1,036	955
3.600% due 03/22/2029		869	798
3.650% due 02/15/2029		355	324
3.700% due 04/01/2028		633	581

British Airways Pass-Through Trust
2.900% due 09/15/2036		7,368	6,060
3.300% due 06/15/2034		790	684

Broadcom, Inc.
3.187% due 11/15/2036		1,274	966

Carvana Co.
5.500% due 04/15/2027		860	383
10.250% due 05/01/2030		25,900	14,769

CDW LLC
2.670% due 12/01/2026		15,100	13,598

Community Health Systems, Inc.
4.750% due 02/15/2031		3,400	2,514
5.625% due 03/15/2027		23,817	20,934
8.000% due 03/15/2026		18,733	18,124

CVS Pass-Through Trust
7.507% due 01/10/2032		63	67

DISH DBS Corp.
5.250% due 12/01/2026		17,540	14,028
5.750% due 12/01/2028		9,410	7,040

Dufry One BV
3.625% due 04/15/2026	CHF	7,256	7,501

Exela Intermediate LLC
11.500% due 07/15/2026		$91	12

Gazprom PJSC Via Gaz Capital SA
2.250% due 11/22/2024	EUR	900	795
2.500% due 03/21/2026		16,200	13,177
2.949% due 01/24/2024		8,260	7,413
3.125% due 11/17/2023		5,000	4,338
8.625% due 04/28/2034		$300	282

Greene King Finance PLC
4.064% due 03/15/2035	GBP	2,344	2,487
5.106% due 03/15/2034		4,417	5,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
3.500% due 07/26/2026		$2,200	$2,064

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		27,287	25,083

JetBlue Pass-Through Trust
4.000% due 05/15/2034		2,955	2,716

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	18,100	15,275

Mitchells & Butlers Finance PLC
5.316% (US0003M + 0.450%) due 12/15/2030 ~		$4,687	4,370
6.013% due 12/15/2030	GBP	284	328

Netflix, Inc.
3.625% due 06/15/2030	EUR	1,800	1,879
3.875% due 11/15/2029		4,509	4,806
4.625% due 05/15/2029		1,400	1,552

Nissan Motor Co. Ltd.
3.201% due 09/17/2028		4,100	3,996
3.522% due 09/17/2025		$9,500	9,006
4.345% due 09/17/2027		23,270	21,966
4.810% due 09/17/2030		5,600	5,075

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		957	1,053

NPC Ukrenergo
6.875% due 11/09/2028 ^(c)		800	140

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (f)(h)		920	1

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(c)		3,300	148
5.500% due 04/12/2037 ^(c)		4,350	179
6.000% due 05/16/2024 ^(c)		1,810	85
6.000% due 11/15/2026 ^(c)		3,434	150
9.750% due 05/17/2035 ^(c)		840	41

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,000	866
6.700% due 02/16/2032		$25,103	20,001
6.950% due 01/28/2060		3,028	1,960

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		44,282	39,222

Prosus NV
1.288% due 07/13/2029	EUR	5,000	4,148

RAC Bond Co. PLC
4.565% due 05/06/2046	GBP	4,000	4,929

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		$82,583	66,875

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	2,615	2,813
5.750% due 10/15/2027	GBP	5,543	6,548

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025		$40,686	43,420

Sands China Ltd.
2.800% due 03/08/2027		4,710	4,045
4.300% due 01/08/2026		2,300	2,161
5.625% due 08/08/2025		24,453	23,855
5.900% due 08/08/2028		3,500	3,325

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		1,575	1,564
5.152% due 09/20/2029		3,186	3,167

Surgery Center Holdings, Inc.
10.000% due 04/15/2027 (l)		10,675	10,895

Syngenta Finance NV
4.441% due 04/24/2023		6,400	6,392
4.892% due 04/24/2025		1,198	1,172

Times Square Hotel Trust
8.528% due 08/01/2026		119	118

Topaz Solar Farms LLC
4.875% due 09/30/2039		465	384
5.750% due 09/30/2039		3,674	3,492

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		577	540
4.625% due 12/03/2026		215	203

U.S. Renal Care, Inc.
10.625% due 07/15/2027		533	141

Uber Technologies, Inc.
7.500% due 05/15/2025		22,737	23,051

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
2.700% due 11/01/2033		$1,238	$1,046
4.150% due 10/11/2025		160	156
5.875% due 04/15/2029		28,748	28,699

United Group BV
4.875% due 07/01/2024	EUR	1,491	1,576

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		$239	243

Viking Cruises Ltd.
13.000% due 05/15/2025		8,300	8,774

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		600	516

Weir Group PLC
2.200% due 05/13/2026		5,800	5,229

Windstream Escrow LLC
7.750% due 08/15/2028		1,800	1,476

Wynn Macau Ltd.
5.500% due 01/15/2026		15,400	14,302
5.625% due 08/26/2028		3,580	3,049

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,222	1,230

			630,809

UTILITIES 4.6%

Gazprom PJSC via Gaz Finance PLC
2.950% due 04/15/2025	EUR	65,900	53,601

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024		$2,000	1,966

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		2,067	1,149

Pacific Gas & Electric Co.
1.700% due 11/15/2023		35,000	34,153
2.100% due 08/01/2027		14,923	13,026
2.500% due 02/01/2031		200	162
3.150% due 01/01/2026		25,470	23,788
3.250% due 06/15/2023		7,349	7,312
3.250% due 02/16/2024		41,700	40,858
3.250% due 06/01/2031		28,900	24,518
3.300% due 03/15/2027		1,510	1,382
3.300% due 12/01/2027		6,710	6,049
3.400% due 08/15/2024		5,892	5,728
3.450% due 07/01/2025		10,221	9,750
3.500% due 06/15/2025		11,026	10,521
3.750% due 02/15/2024		12,732	12,501
3.750% due 07/01/2028		5,599	5,158
3.750% due 08/15/2042		140	100
4.000% due 12/01/2046		32	23
4.250% due 08/01/2023		7,619	7,575
4.300% due 03/15/2045		479	361
4.450% due 04/15/2042		888	698
4.500% due 12/15/2041		432	343
4.550% due 07/01/2030		11,197	10,499
4.650% due 08/01/2028		800	753
4.950% due 06/08/2025		12,700	12,559
4.950% due 07/01/2050		12,225	10,095
5.450% due 06/15/2027		7,100	7,036
5.900% due 06/15/2032		9,280	9,284

Rio Oil Finance Trust
8.200% due 04/06/2028		9,206	9,286
9.250% due 07/06/2024		348	352
9.750% due 01/06/2027		4,930	5,110

Sprint LLC
7.125% due 06/15/2024		31,998	32,557
7.625% due 03/01/2026		122	129
7.875% due 09/15/2023		62,925	63,447

			421,829

Total Corporate Bonds & Notes (Cost $1,709,347)			1,526,474

CONVERTIBLE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%

Apollo Commercial Real Estate Finance, Inc.
5.375% due 10/15/2023		17,228	16,862

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	117

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.0%

DISH Network Corp.
2.375% due 03/15/2024	$4,400	$3,910

Total Convertible Bonds & Notes (Cost $21,917)		20,772

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	19	20

PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	187	82

Total Municipal Bonds & Notes (Cost $129)		102

U.S. GOVERNMENT AGENCIES 52.6%

Fannie Mae
4.445% due 09/01/2037 •	1,854	1,901
4.967% due 09/25/2042 ~	5	5
6.000% due 04/25/2043	4	4

Freddie Mac
0.774% due 01/25/2031 ~(a)	236,488	4,855
2.709% due 10/25/2046 ~	597	578
3.500% due 11/01/2046	559	529
3.953% due 12/25/2047 ~	367	364
4.000% due 08/01/2047	1,071	1,045

Ginnie Mae
2.625% due 07/20/2045 - 12/20/2045 •	2,064	2,027
5.000% due 01/20/2049	9	9

Ginnie Mae, TBA
2.500% due 05/01/2053	30,900	27,220
3.500% due 04/01/2053 - 05/01/2053	83,700	78,493
4.000% due 04/01/2053 - 05/01/2053	32,900	31,690
4.500% due 05/01/2053	43,800	43,155
5.000% due 05/01/2053	55,500	55,522

Uniform Mortgage-Backed Security
2.000% due 11/01/2036 - 06/01/2051	125,626	113,420
2.500% due 09/01/2040 - 02/01/2051	473,787	411,878
3.000% due 03/01/2030 - 12/01/2052	537,039	486,278
3.500% due 08/01/2047 - 07/01/2052	140,561	131,187
4.000% due 06/01/2038 - 07/01/2051	58,387	56,664
4.500% due 07/01/2023 - 10/01/2048	781	778
6.500% due 01/01/2053 - 03/01/2053	69,294	71,546

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2053 - 05/01/2053	225,682	202,678
3.500% due 04/01/2053 - 05/01/2053	838,000	779,170
4.000% due 04/01/2053 - 05/01/2053	737,181	705,158
4.500% due 04/01/2053 - 05/01/2053	568,200	556,870
5.000% due 04/01/2053 - 05/01/2053	193,900	193,399
5.500% due 04/01/2053 - 05/01/2053	263,000	265,610
6.000% due 04/01/2053 - 05/01/2053	481,400	491,376
6.500% due 04/01/2053 - 05/01/2053	135,800	140,025

Total U.S. Government Agencies (Cost $4,917,039)		4,853,434

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 10.7%

U.S. Treasury Bonds
2.750% due 08/15/2047 (p)		$1,000	$832
3.000% due 08/15/2048 (p)		80	70
3.000% due 02/15/2049 (p)		10	8

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2024 (p)		103,851	101,836
0.125% due 10/15/2024 (n)(p)		79,634	77,788
0.125% due 07/15/2030 (p)		36,483	33,967
0.125% due 01/15/2031 (p)		1,954	1,807
0.125% due 07/15/2031		70,268	64,764
0.250% due 07/15/2029 (n)		62,581	59,329
0.250% due 02/15/2050 (p)		5,843	4,245
0.375% due 07/15/2023		97,810	98,100
0.375% due 01/15/2027 (n)(p)		3,418	3,295
0.375% due 07/15/2027 (n)(p)		930	898
0.500% due 04/15/2024 (n)		93,609	92,108
0.625% due 01/15/2024 (n)(p)		156,108	154,793
0.625% due 07/15/2032		88,054	84,176
0.625% due 02/15/2043 (p)		1,041	880
0.750% due 07/15/2028 (n)		11,271	11,057
0.750% due 02/15/2042 (p)		1,059	926
0.750% due 02/15/2045 (p)		5,464	4,660
0.875% due 01/15/2029 (n)(p)		36,657	36,031
0.875% due 02/15/2047 (p)		6,074	5,266
1.000% due 02/15/2046 (p)		3,157	2,828
1.000% due 02/15/2048 (p)		7,038	6,277
1.000% due 02/15/2049 (p)		22,367	19,924
1.375% due 02/15/2044 (p)		1,027	996
2.125% due 02/15/2040 (p)		554	612
2.125% due 02/15/2041 (p)		547	604

U.S. Treasury Notes
2.375% due 05/15/2029 (n)(p)		96,800	90,346
2.500% due 01/31/2025 (n)(p)		23,130	22,466
2.625% due 01/31/2026 (n)		7,800	7,547

Total U.S. Treasury Obligations (Cost $1,032,850)			988,436

NON-AGENCY MORTGAGE-BACKED SECURITIES 26.0%

225 Liberty Street Trust
4.501% due 02/10/2036		12,990	11,623
4.649% due 02/10/2036 ~		30,350	25,594

Adjustable Rate Mortgage Trust
3.439% due 10/25/2035 ^~		84	79
3.612% due 11/25/2035 ^~		67	51
4.702% due 08/25/2035 ~		38	36

American Home Mortgage Assets Trust
4.078% due 10/25/2046 ~		3,452	2,374
4.970% due 03/25/2047 •		2,305	1,980
5.035% due 12/25/2046 ^~		4,353	3,512

American Home Mortgage Investment Trust
5.745% due 09/25/2035 •		751	701
6.700% due 06/25/2036 þ		7,003	1,210
7.021% due 12/25/2035 •		8,627	1,763
7.100% due 06/25/2036 þ		3,816	658

Ashford Hospitality Trust
5.934% due 04/15/2035 •		10,000	9,459
6.135% due 06/15/2035 •		18,150	17,626
6.535% due 06/15/2035 ~		6,000	5,740
6.535% due 06/15/2035 •		9,900	9,471
6.784% due 04/15/2035 •		23,253	21,616
7.435% due 06/15/2035 •		6,600	6,239

Atrium Hotel Portfolio Trust
6.584% due 12/15/2036 ~		8,450	7,873
6.884% due 12/15/2036 •		7,242	6,463
6.984% due 06/15/2035 •		3,805	3,501

Austin Fairmont Hotel Trust
5.934% due 09/15/2032 •		12,155	11,831
6.134% due 09/15/2032 •		4,000	3,864
6.934% due 09/15/2032 •		2,500	2,372

Avon Finance PLC
5.071% due 09/20/2048 •	GBP	15,667	19,298
5.671% due 09/20/2048 •		2,700	3,291
6.171% due 09/20/2048 •		2,700	3,291
6.671% due 09/20/2048 •		2,000	2,437

BAMLL Commercial Mortgage Securities Trust
6.284% due 04/15/2036 •		$6,635	6,479

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.385% due 09/15/2034 •	$3,370	$3,206
6.684% due 09/15/2038 •	6,000	5,436
6.834% due 03/15/2037 •	6,500	6,235
7.184% due 03/15/2034 •	21,269	20,379
7.434% due 09/15/2038 •	16,700	14,666

BAMLL Re-REMIC Trust
5.794% due 06/17/2050 ~	100	25

Banc of America Alternative Loan Trust
5.913% due 10/25/2036 ~	2,425	717

Banc of America Funding Trust
3.380% due 05/20/2036 ^~	49	41
3.618% due 09/20/2035 ^~	28	22
5.141% due 12/20/2046 ^•	5,270	4,225
6.388% due 04/25/2037 ^þ	97	84

Banc of America Mortgage Trust
3.696% due 01/25/2036 ^~	17	14
3.995% due 11/20/2046 ^~	171	152

Barclays Commercial Mortgage Securities Trust
5.934% due 10/15/2037 •	3,400	3,241
7.075% due 07/15/2037 •	6,576	6,175

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~	8,800	7,066

BCAP LLC Trust
1.760% due 06/26/2037 ~	7,515	2,130
3.418% due 03/27/2036 ~	653	464
3.818% due 10/26/2037 ~	403	397
4.804% due 11/26/2036 ~	1,177	900
5.205% due 03/25/2037 •	2,294	1,973

Bear Stearns Adjustable Rate Mortgage Trust
3.957% due 01/25/2035 ~	2	2

Bear Stearns ALT-A Trust
3.386% due 11/25/2035 ^~	395	343
3.939% due 09/25/2047 ~	13,142	7,708

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~	60	56

Bear Stearns Mortgage Funding Trust
5.005% due 01/25/2037 ~	5,212	4,354

Bear Stearns Structured Products, Inc. Trust
3.947% due 01/26/2036 ^~	283	220

Benchmark Mortgage Trust
3.294% due 12/15/2062 ~	11,595	10,338
3.509% due 09/15/2048 ~	3,000	2,440

BHP Trust
6.007% due 08/15/2036 •	4,340	4,149

Braemar Hotels & Resorts Trust
5.934% due 06/15/2035 •	3,344	3,181

BWAY Mortgage Trust
6.884% due 09/15/2036 •	7,124	6,660
7.534% due 09/15/2036 ~	8,195	7,387

BX Trust
6.330% due 10/15/2036 ~	13,200	12,374
6.579% due 10/15/2036 •	16,040	14,921
6.654% due 05/15/2035 •	6,285	6,044
7.104% due 05/15/2035 •	11,541	11,015

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~	2,082	2,020

Chase Mortgage Finance Trust
3.726% due 02/25/2037 ~	487	449
6.000% due 05/25/2036	11,535	5,706

ChaseFlex Trust
6.000% due 02/25/2035	2,470	2,053

CIM Trust
4.500% due 03/25/2062 ~	63,513	61,082

Citicorp Mortgage Securities Trust
6.000% due 05/25/2037	968	852

Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~	6,556	5,746
6.584% due 10/15/2036 •	15,070	14,336
6.984% due 10/15/2036 •	19,910	18,835
7.584% due 10/15/2036 •	13,270	12,547

Citigroup Mortgage Loan Trust
0.000% due 05/01/2060 ~	355,655	317,301

CitiMortgage Alternative Loan Trust
6.000% due 05/25/2037	5,192	4,748
6.500% due 06/25/2037 ^	44	39

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colony Mortgage Capital Ltd.
6.419% due 11/15/2038 •		$7,850	$7,263
7.662% due 11/15/2038 ~		8,000	7,240

Commercial Mortgage Trust
5.984% due 06/15/2034 •		1,800	1,566
6.234% due 06/15/2034 ~		9,358	7,967

Countrywide Alternative Loan Trust
4.098% due 08/25/2046 •		1,786	1,536
4.518% due 11/25/2047 ^•		810	642
4.961% due 07/20/2046 ^•		84	64
5.000% due 08/25/2035		2,604	1,721
5.041% due 09/20/2046 •		973	666
5.165% due 07/25/2036 «•		51	0
5.205% due 04/25/2046 •		1,137	984
5.245% due 02/25/2036 •		122	77
5.500% due 04/25/2035		967	689
5.500% due 12/25/2035		194	173
5.500% due 03/25/2036 ^		40	18
5.798% due 11/20/2035 ^•		22	11
6.000% due 12/25/2034		2,280	2,043
6.000% due 03/25/2036 ^		385	181
6.000% due 08/25/2036 •		485	454
6.000% due 03/25/2037 ^		977	407
6.000% due 05/25/2037 ^		2,724	1,340

Countrywide Asset-Backed Certificates Trust
5.565% due 11/25/2035 •		417	399

Countrywide Home Loan Mortgage Pass-Through Trust
3.297% due 04/25/2035 ~		103	80
3.512% due 09/20/2036 ^~		733	620
3.712% due 11/25/2037 ~		16,242	14,316
3.914% due 02/20/2036 ^~		22	17
3.955% due 10/20/2034 ~		136	124
5.115% due 04/25/2035 •		125	110
5.485% due 03/25/2035 •		65	54
5.500% due 11/25/2035 ^		29	17
6.000% due 02/25/2037 ^		6,213	2,587

Countrywide Home Loan Reperforming REMIC Trust
5.205% due 03/25/2035 ^•		2,246	2,108

Credit Suisse Commercial Mortgage Trust
5.516% due 01/15/2049 ~		15,000	16,477

Credit Suisse First Boston Mortgage Securities Corp.
5.044% due 03/25/2032 ~		23	21
6.000% due 01/25/2036 ^		188	119

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		31,191	19,634

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		29,715	27,397
2.215% due 11/25/2061 ~		2,909	2,776
4.326% due 07/25/2050 ~		5,678	5,542
6.485% due 07/15/2038 •		4,460	4,056
6.584% due 07/15/2032 •		2,798	2,554
6.985% due 07/15/2038 •		7,000	6,183

CRSNT Commercial Mortgage Trust
5.890% due 04/15/2036 •		16,000	14,606
6.240% due 04/15/2036 •		9,000	8,172

DBGS Mortgage Trust
7.335% due 10/15/2036 •		19,393	16,182

DBWF Mortgage Trust
7.261% due 12/19/2030 •		30,811	29,988

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.145% due 03/25/2037 ^•		203	187
5.265% due 08/25/2047 •		15,144	13,299

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 ^þ		59	52
6.386% due 10/25/2036 ^þ		59	52

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.484% due 06/27/2037 ~		10,045	8,619

Downey Savings & Loan Association Mortgage Loan Trust
5.071% due 10/19/2036 ^•		281	164

Dragon Finance BV
4.512% due 07/13/2023 •	GBP	629	766

DROP Mortgage Trust
6.930% due 10/15/2043 •		$15,648	13,451

Eurosail PLC
4.971% due 09/13/2045 •	GBP	1,628	1,976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Extended Stay America Trust
0.000% due 07/15/2038 ~(a)	$2,331,350	$3
5.765% due 07/15/2038 ~	61,012	59,230
6.935% due 07/15/2038 •	8,299	7,925

Finance America Mortgage Loan Trust
3.000% due 02/25/2073	12,894	12,000

First Horizon Mortgage Pass-Through Trust
3.978% due 02/25/2036 ~	11	10
5.750% due 05/25/2037 ^	74	34

GS Mortgage Securities Corp. Trust
6.334% due 12/15/2036 •	3,182	3,071
6.384% due 08/15/2032 •	3,125	2,934
6.484% due 07/15/2025 •	7,135	6,897
6.584% due 12/15/2036 •	3,614	3,449
6.634% due 08/15/2032 •	6,813	6,229
6.784% due 07/15/2025 •	52,938	50,655
7.184% due 12/15/2036 •	1,000	946

GS Mortgage-Backed Securities Trust
0.000% due 01/25/2061 ~	1,175	1,139
0.000% due 01/25/2061 ~(a)	229,296	10,047
0.000% due 12/25/2061 ~(a)	525	518
0.140% due 01/25/2061 ~(a)	224,297	1,042
2.750% due 01/25/2061 ~	184,073	167,842
3.250% due 01/25/2061 ~	12,636	10,470
3.500% due 01/25/2061 ~	8,832	7,452
3.743% due 12/25/2061 ~	257,232	225,655
3.875% due 01/25/2061 ~	7,473	6,240
4.250% due 01/25/2061 ~	4,076	3,196
4.750% due 01/25/2061 ~	3,533	2,587
5.414% due 01/25/2061 ~	3,303	2,499

GSMPS Mortgage Loan Trust
3.648% due 06/25/2034 ~	1,664	1,509

GSR Mortgage Loan Trust
3.912% due 11/25/2035 ~	4	4

HarborView Mortgage Loan Trust
3.988% due 12/19/2036 ^•	5,382	4,377
4.119% due 06/19/2045 ^~	758	379

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~	2,672	2,593

Hawaii Hotel Trust
6.684% due 05/15/2038 •	7,810	7,553
6.844% due 05/15/2038 •	58,016	55,541

Hilton USA Trust
4.194% due 11/05/2038 ~	15,000	13,040

HSI Asset Securitization Corp. Trust
5.835% due 07/25/2035 •	3,078	2,544

Impac CMB Trust
5.216% due 12/25/2032 þ	174	169

Impac Secured Assets Trust
5.485% due 03/25/2036 •	1,374	1,076

Independence Plaza Trust
4.356% due 07/10/2035	1,600	1,455

IndyMac INDA Mortgage Loan Trust
3.955% due 08/25/2037 ~	100	88

IndyMac INDX Mortgage Loan Trust
3.152% due 05/25/2037 ^~	1,233	969
3.386% due 05/25/2037 ^~	1,416	931
3.501% due 09/25/2035 ^~	53	42
5.205% due 01/25/2037 •	8,412	6,757

InTown Mortgage Trust
8.512% due 08/15/2039 •	9,800	9,593

JP Morgan Alternative Loan Trust
3.231% due 05/25/2036 ^~	101	58
3.371% due 10/25/2036 ~	6,720	5,556
3.875% due 12/25/2036 ~	34	32
4.709% due 12/25/2035 ^~	460	335

JP Morgan Chase Commercial Mortgage Securities Corp.
6.794% due 05/15/2034 •	5,900	5,827
7.184% due 05/15/2034 •	1,086	1,070

JP Morgan Chase Commercial Mortgage Securities Trust
3.756% due 01/05/2031 ~	5,000	4,994
6.048% due 02/12/2051 ~	236	1,952
6.434% due 12/15/2036 •	3,810	2,954
6.534% due 09/15/2029 •	7,700	6,818

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.784% due 09/15/2029 •	$8,698	$7,530

JP Morgan Mortgage Trust
3.389% due 06/25/2037 ^~	230	172
3.680% due 05/25/2036 ~	236	188
3.702% due 07/25/2035 ~	6	6
3.702% due 08/25/2036 ^~	639	513
4.750% due 01/25/2063 ~	18,086	17,306
6.500% due 09/25/2035	96	71

Lavender Trust
6.250% due 10/26/2036	1,075	576

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ	12,976	11,678
1.892% due 10/25/2066 þ	5,620	5,230
1.991% due 09/25/2060 ~	2,526	2,478
6.581% due 01/28/2070 •	3,560	3,556

Lehman Mortgage Trust
6.000% due 08/25/2036 ^	381	312
6.000% due 09/25/2037 ^	114	106

Lehman XS Trust
5.205% due 12/25/2036 •	7,014	6,557
5.225% due 09/25/2046 •	173	142

LUXE Commercial Mortgage Trust
6.434% due 10/15/2038 •	18,339	17,444

MASTR Adjustable Rate Mortgages Trust
5.055% due 04/25/2046 •	217	184

MASTR Alternative Loan Trust
6.750% due 07/25/2036	395	148

MASTR Reperforming Loan Trust
8.000% due 08/25/2034	1,681	1,432

MBRT
7.234% due 11/15/2036 ~	33,511	32,468

Merrill Lynch Alternative Note Asset Trust
5.445% due 03/25/2037 •	605	171

Merrill Lynch Mortgage Investors Trust
4.124% due 11/25/2035 ~	33	32
5.565% due 08/25/2035 ~	1,900	1,704

MFA Trust
5.570% due 09/25/2067 þ	20,633	20,420

MFT Trust
3.358% due 02/10/2042	5,000	3,658
3.477% due 02/10/2042 ~	6,815	4,774

Morgan Stanley Bank of America Merrill Lynch Trust
4.750% due 12/15/2046 ~	4,057	3,574

Morgan Stanley Capital Trust
5.181% due 10/12/2052 ~	249	247
6.209% due 11/15/2034 •	5,400	5,149
6.928% due 12/15/2036 •	9,000	6,478
7.009% due 11/15/2034 ~	20,993	19,985
7.761% due 12/15/2038 •	2,500	2,267

Morgan Stanley Mortgage Capital Holdings Trust
3.740% due 09/13/2039 ~	2,681	2,108

Mortgage Equity Conversion Asset Trust
4.870% due 01/25/2042 •	7,785	7,655

MRCD Mortgage Trust
2.718% due 12/15/2036	19,430	16,957

Natixis Commercial Mortgage Securities Trust
4.058% due 04/10/2037 ~	21,999	17,704
4.773% due 06/17/2038 ~	11,706	10,079
5.884% due 11/15/2034 •	4,000	3,802
6.084% due 11/15/2034 •	4,000	3,773

New Orleans Hotel Trust
5.673% due 04/15/2032 •	3,300	3,162
6.273% due 04/15/2032 •	12,440	11,681

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~	2,160	1,997

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.850% due 04/25/2036 ^~	2,008	1,687
5.035% due 06/25/2037 ~	3,782	3,199

Nomura Resecuritization Trust
5.745% due 01/25/2037 •	22,637	21,258

Pepper Residential Securities Trust
5.661% due 11/18/2060 ~	485	484

PRET LLC
6.559% due 08/25/2052 þ	3,988	3,925

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	119

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBSSP Resecuritization Trust
4.120% due 01/26/2036 ~		$2,939	$2,545

Real Estate Asset Liquidity Trust
2.419% due 06/12/2054 ~	CAD	2,269	1,650

Residential Accredit Loans, Inc. Trust
3.988% due 09/25/2046 ~		$5,567	4,647
4.498% due 09/25/2045 •		193	166
5.165% due 01/25/2037 •		11,559	9,610
5.225% due 07/25/2036 •		149	123
6.000% due 09/25/2036 ^		359	161

Residential Funding Mortgage Securities, Inc. Trust
5.143% due 08/25/2036 ^~		3	2

RESIMAC Bastille Trust
5.631% due 09/05/2057 ~		525	525

RMAC PLC
4.970% due 06/12/2046 •	GBP	250	308

Sequoia Mortgage Trust
5.541% due 09/20/2034 •		$118	101

SFO Commercial Mortgage Trust
7.084% due 05/15/2038 •		23,560	19,486
7.584% due 05/15/2038 •		5,000	4,038

Starwood Mortgage Trust
6.384% due 04/15/2034 •		7,734	7,475
6.934% due 04/15/2034 •		10,000	9,578

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •	GBP	13,495	16,608

Structured Adjustable Rate Mortgage Loan Trust
4.450% due 09/25/2035 ~		$141	123
5.145% due 02/25/2037 •		2,348	2,187

Structured Asset Mortgage Investments Trust
5.105% due 03/25/2037 •		994	323
5.385% due 08/25/2035 •		281	239

Structured Asset Securities Corp.
5.095% due 07/25/2035 •		14,259	12,914
5.105% due 05/25/2043 •		8,033	7,299

Structured Asset Securities Corp. Mortgage Loan Trust
5.095% due 05/25/2036 ~		14,708	11,804

TBW Mortgage-Backed Trust
5.205% due 01/25/2037 •		15,028	3,561
6.470% due 09/25/2036 ^þ		473	16
6.620% due 03/25/2037 þ		9,289	2,297

Tharaldson Hotel Portfolio Trust
7.010% due 11/11/2034 •		2,391	2,293

Towd Point Mortgage Trust
3.750% due 07/25/2062 ~		9,123	8,563
3.750% due 09/25/2062		98,345	92,377

Trinity Square PLC
5.263% due 07/15/2059 •	GBP	9,700	11,868
5.563% due 07/15/2059 ~		2,800	3,412
5.863% due 07/15/2059 ~		1,900	2,283
6.613% due 07/15/2059 ~		900	1,082

Uropa Securities PLC
4.282% due 10/10/2040 ~		2,741	3,167

VASA Trust
5.934% due 07/15/2039 •		$10,800	9,997
6.434% due 07/15/2039 ~		10,000	9,203

Waikiki Beach Hotel Trust
6.164% due 12/15/2033 •		5,000	4,761
6.714% due 12/15/2033 •		8,650	8,208

WaMu Commercial Mortgage Securities Trust
2.915% due 11/23/2043 ~		1,238	1,235
4.068% due 03/23/2045 ~		12,845	12,872

WaMu Mortgage Pass-Through Certificates Trust
3.603% due 12/25/2046 •		117	101
3.652% due 02/25/2037 ^~		191	160
4.165% due 09/25/2033 ~		18	16
4.338% due 11/25/2042 •		44	40
5.405% due 11/25/2045 •		341	297
5.425% due 12/25/2045 •		1,947	1,743
5.825% due 11/25/2034 •		232	209

Warwick Finance Residential Mortgages PLC
5.124% due 12/21/2049 •	GBP	11,060	13,501

Wells Fargo Commercial Mortgage Trust
5.906% due 12/13/2031 •		$5,100	5,056
6.156% due 12/13/2031 •		4,200	4,159

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.774% due 02/15/2037 •		$2,200	$2,099
6.901% due 12/13/2031 •		100	98

Wells Fargo Mortgage-Backed Securities Trust
4.169% due 09/25/2033 ~		25	24
4.364% due 04/25/2036 ^~		587	540
4.416% due 11/25/2037 ^~		160	135
4.429% due 10/25/2037 ~		12,022	9,929

Total Non-Agency Mortgage-Backed Securities (Cost $2,625,835)			2,396,160

ASSET-BACKED SECURITIES 15.0%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		1,632	1,516

Aames Mortgage Trust
6.950% due 11/25/2031 þ		743	632
7.150% due 01/25/2032 þ		332	318

AccessLex Institute
5.344% due 09/26/2033 •		1,814	1,746

Accredited Mortgage Loan Trust
5.105% due 09/25/2036 •		1,596	1,566

Ameriquest Mortgage Securities Trust
5.355% due 04/25/2036 •		1,377	1,355

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.195% due 06/25/2033 ^•		1,160	1,024
5.595% due 01/25/2036 •		200	191
5.790% due 07/25/2035 •		5,000	4,823
6.195% due 03/25/2033 •		166	157

Ares European CLO DAC
3.513% due 10/21/2033 •	EUR	24,950	26,495

Argent Securities Trust
5.145% due 06/25/2036 ~		$1,187	327
5.145% due 06/25/2036 •		2,186	1,443
5.225% due 03/25/2036 ~		5,364	4,790
5.325% due 07/25/2036 •		1,093	294

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.795% due 05/25/2034 •		793	598

Asset-Backed Securities Corp. Home Equity Loan Trust
4.180% due 01/25/2036 •		6,034	5,139
5.820% due 06/25/2035 •		2,000	1,659

Ayresome CDO Ltd.
5.338% due 12/08/2045 •		2,515	953

Bastille Euro CLO DAC
3.438% due 01/15/2034 ~	EUR	50,000	52,761

Bayview Financial Mortgage Pass-Through Trust
5.701% due 04/28/2036 •		$400	386

Bear Stearns Asset-Backed Securities Trust
5.085% due 06/25/2047 •		192	191
5.195% due 06/25/2047 •		25,753	20,771
6.445% due 10/25/2037 •		37,194	35,526
6.795% due 08/25/2035 •		15,638	15,120

Bear Stearns Structured Products, Inc. Trust
6.845% due 03/25/2037 •		7,000	6,360

Black Diamond CLO DAC
3.702% due 10/03/2029 •	EUR	24	26

BlueMountain CLO Ltd.
5.872% due 07/15/2031 •		$12,200	12,061

BlueMountain Fuji Eur CLO V DAC
3.198% due 01/15/2033 •	EUR	10,200	10,692

Bosphorus CLO DAC
3.777% due 12/15/2030 ~		2,640	2,796

Capitalsource Real Estate Loan Trust
5.460% due 01/20/2037 •		$926	852
5.560% due 01/20/2037 •		650	552
5.660% due 01/20/2037 •		400	264

Carlyle Global Market Strategies CLO Ltd.
6.148% due 07/20/2032 •		7,500	7,412

Carrington Mortgage Loan Trust
5.035% due 06/25/2037 •		251	244
5.370% due 02/25/2036 •		708	687
5.835% due 06/25/2035 •		23,803	23,060
6.645% due 05/25/2035 •		15,328	11,965

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		$2,440	$2,207

Centex Home Equity Loan Trust
4.952% due 06/25/2034 þ		6,008	5,776
5.495% due 03/25/2033 •		1,584	1,558

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •		16,373	15,701

Citigroup Mortgage Loan Trust
5.280% due 11/25/2036 ~		660	644
5.505% due 02/25/2035 •		388	373
5.535% due 10/25/2035 ^•		800	723

College Avenue Student Loans LLC
4.130% due 12/26/2047		1,621	1,527
6.045% due 12/26/2047 •		1,200	1,176
6.495% due 11/26/2046 •		511	508

Conseco Finance Corp.
6.280% due 09/01/2030		130	130
7.500% due 03/01/2030 ~		2,901	1,169

Conseco Finance Securitizations Corp.
6.412% due 09/01/2033 •		2,424	2,377
7.954% due 12/01/2033 ~		471	471

Countrywide Asset-Backed Certificates
5.325% due 04/25/2037 •		42	34
5.345% due 01/25/2046 ^•		6,082	5,679

Countrywide Asset-Backed Certificates Trust
4.394% due 12/25/2034 •		1,151	1,051
4.985% due 06/25/2047 ^•		8,046	7,119
5.045% due 10/25/2047 •		6,279	5,910
5.065% due 05/25/2037 •		22,848	21,597
5.065% due 05/25/2047 •		4,324	4,069
5.095% due 06/25/2047 •		214	205
5.105% due 04/25/2046 •		1,775	1,615
5.115% due 09/25/2046 •		1,658	1,330
5.145% due 03/25/2047 ^•		4,326	4,218
5.325% due 03/25/2047 ^~		10,109	8,818
5.499% due 02/25/2035 ~		4,460	3,910
5.535% due 05/25/2036 •		82	81
5.545% due 03/25/2036 ^•		5,461	4,769
5.585% due 08/25/2047 •		25,745	24,430
6.195% due 04/25/2035 ~		62	62

Credit-Based Asset Servicing & Securitization CBO Ltd.
5.142% due 02/16/2041 •		128,899	2,332
5.206% due 12/15/2034 •		10,528	687

Credit-Based Asset Servicing & Securitization LLC
3.769% due 03/25/2034 •		140	138

CVC Cordatus Loan Fund DAC
3.434% due 08/15/2032 •	EUR	1,900	2,010

ECMC Group Student Loan Trust
5.895% due 05/25/2067 •		$2,030	1,967

EFS Volunteer LLC
5.668% due 10/25/2035 •		441	440

Ellington Loan Acquisition Trust
5.945% due 05/25/2037 •		11,782	11,248

EMC Mortgage Loan Trust
7.845% due 11/25/2030 •		4,333	4,200

First Franklin Mortgage Loan Trust
4.965% due 11/25/2036 ~		1,887	1,701
5.145% due 05/25/2036 •		2,128	2,009
5.155% due 07/25/2036 •		256	240
5.325% due 04/25/2036 •		7,600	6,732

First NLC Trust
1.737% due 05/25/2035 •		10,066	8,419

Fremont Home Loan Trust
4.985% due 11/25/2036 •		3,947	2,353

Gallatin CLO Ltd.
5.865% due 01/21/2028 •		7,527	7,509

GLS Auto Receivables Issuer Trust
4.920% due 01/15/2027		11,500	11,370
5.340% due 06/15/2028		11,500	11,360

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		7,000	6,929

Greywolf CLO Ltd.
5.978% due 01/27/2031 •		12,900	12,743

GSAA Home Equity Trust
5.085% due 05/25/2047 ~		910	575

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.285% due 03/25/2047 •		$5,533	$2,157
5.745% due 08/25/2037 •		72	69
6.741% due 03/25/2036 þ		3,909	1,186

GSAMP Trust
4.985% due 03/25/2047 •		10,861	9,743
5.015% due 01/25/2037 •		910	872
5.325% due 09/25/2036 •		8,987	3,269
5.595% due 01/25/2034 •		1,598	1,515
5.820% due 06/25/2034 •		710	681

Harley Marine Financing LLC
6.682% due 05/15/2043 «þ		765	706

Harvest SBA Loan Trust
6.867% due 08/25/2044 •		2,796	2,720

Hildene TruPS Securitization Ltd.
6.669% due 05/22/2039 •		36,575	35,112

Home Equity Asset Trust
5.445% due 07/25/2036 •		1,000	889

Home Equity Loan Trust
5.035% due 04/25/2037 •		11,806	11,026
5.075% due 04/25/2037 ~		562	541

Home Equity Mortgage Loan Asset-Backed Trust
5.035% due 04/25/2037 •		7,115	4,648
5.225% due 06/25/2036 ~		677	663
6.090% due 03/25/2035 •		2,900	2,798

HSI Asset Loan Obligation Trust
4.686% due 12/25/2036 •		58	19

JP Morgan Mortgage Acquisition Corp.
5.430% due 01/25/2036 •		9,226	8,706
5.745% due 09/25/2035 •		3,400	2,876
5.805% due 06/25/2035 •		7,474	6,130

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~		454	446
5.295% due 07/25/2036 •		5,000	4,124

Laurelin DAC
3.062% due 10/20/2031 •	EUR	40,500	42,989

LCCM Trust
6.134% due 11/15/2038 ~		$7,400	7,152

Lehman XS Trust
5.085% due 02/25/2037 •		3,826	3,640
5.165% due 02/25/2037 ~		1,559	1,482

LendingClub Receivables Trust
4.000% due 07/17/2045		308	308

Lendingpoint Asset Securitization Trust
1.680% due 06/15/2029		3,228	3,208
4.770% due 10/15/2029		4,501	4,419

LendingPoint Pass-Through Trust
5.700% due 07/15/2029		5,266	5,185

Long Beach Mortgage Loan Trust
5.145% due 06/25/2036 •		8,368	3,997
5.145% due 09/25/2036 •		10,972	6,998
5.305% due 10/25/2036 •		31,997	10,149
5.445% due 02/25/2036 ~		6,991	5,720
5.475% due 01/25/2046 •		3,344	3,073

Mackay Shields EURO CLO DAC
3.272% due 10/20/2032 •	EUR	2,700	2,845

Marlay Park CLO DAC
3.028% due 10/15/2030 •		4,088	4,340

MASTR Asset-Backed Securities Trust
4.895% due 01/25/2037 •		$280	79
5.055% due 05/25/2037 •		105	99
6.570% due 06/25/2035 •		470	461

Merrill Lynch Mortgage Investors Trust
4.990% due 08/25/2037 •		438	389
5.065% due 08/25/2037 •		1,143	595
5.105% due 03/25/2037 •		1,026	899
5.365% due 04/25/2037 ~		624	318
5.645% due 08/25/2035 •		1,139	1,074

METAL LLC
4.581% due 10/15/2042		2,994	1,752

MF1 LLC
6.906% due 06/19/2037 •		22,100	21,899
7.391% due 09/17/2037 •		9,600	9,520

Morgan Stanley ABS Capital, Inc. Trust
5.095% due 07/25/2036 •		61	52
5.325% due 09/25/2036 •		6,908	2,656

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.385% due 03/25/2036 •		$3,019	$2,888
5.550% due 12/25/2034 •		85	75
5.775% due 02/25/2035 ~		1,075	964

National Collegiate Student Loan Trust
4.306% due 10/25/2033 ~		1,713	1,655
5.165% due 10/27/2031 ~		3,106	2,992

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		3,217	2,879

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.995% due 07/25/2036 •		16,690	15,442
5.175% due 10/25/2036 ^•		2,107	474
5.505% due 11/25/2035 •		2,500	2,359

NovaStar Mortgage Funding Trust
5.165% due 05/25/2036 •		1,198	1,164
5.760% due 10/25/2035 •		6,654	6,102
6.945% due 12/25/2034 •		74	66

Octagon Investment Partners Ltd.
5.752% due 04/16/2031 •		15,300	15,151

OneMain Financial Issuance Trust
4.890% due 10/14/2034		36,800	36,205

Option One Mortgage Loan Trust Asset-Backed Certificates
5.535% due 11/25/2035 •		2,039	1,911

Ownit Mortgage Loan Trust
5.165% due 10/25/2037 •		10,847	10,198
5.265% due 01/25/2037 •		1,236	1,162
5.305% due 10/25/2037 •		5,912	5,627

Pagaya AI Debt Selection Trust
1.530% due 08/15/2029		17,793	17,352
2.030% due 10/15/2029		10,910	10,543
4.970% due 01/15/2030		7,798	7,687

Palisades CDO Ltd.
5.466% due 07/22/2039 •		2,706	2,698

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.580% due 09/25/2035 ~		7,149	6,792
5.880% due 05/25/2035 •		7,804	5,847
5.895% due 06/25/2035 •		4,230	3,398
6.570% due 09/25/2034 •		2,649	2,524

People’s Choice Home Loan Securities Trust
5.790% due 05/25/2035 ^•		962	861

Popular ABS Mortgage Pass-Through Trust
5.155% due 11/25/2036 •		7,450	5,962

PRET LLC
1.843% due 09/25/2051 þ		31,055	28,879
1.868% due 07/25/2051 þ		13,427	12,484
1.992% due 02/25/2061 þ		2,006	1,887
2.487% due 07/25/2051 þ		18,831	17,813
2.487% due 10/25/2051 ~		3,861	3,643
2.487% due 10/25/2051 þ		24,680	23,303
3.721% due 07/25/2051 þ		25,987	24,496
5.240% due 04/25/2052 þ		32,939	31,473
5.927% due 06/25/2052 þ		58,973	57,610

Purple Finance CLO DAC
3.249% due 01/25/2031 •	EUR	1,749	1,869

Quest Trust
5.425% due 08/25/2036 •		$7,309	6,369

RAAC Trust
5.445% due 06/25/2044 •		1,465	1,181

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		3,042	2,807

Residential Asset Mortgage Products Trust
5.430% due 03/25/2036 •		18,400	14,983
5.525% due 12/25/2035 •		878	760

Residential Asset Securities Corp. Trust
5.385% due 07/25/2036 •		1,297	1,104
5.475% due 02/25/2036 ~		1,500	1,386
5.805% due 01/25/2036 •		2,608	2,287
5.820% due 09/25/2035 ~		3,915	3,800

Santander Drive Auto Receivables Trust
4.720% due 06/15/2027		16,000	15,749
4.960% due 11/15/2028		14,000	13,771

Saranac CLO Ltd.
6.547% due 06/22/2030 •		5,258	5,206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
5.155% due 09/25/2037 •		$4,500	$4,230
5.325% due 10/25/2046 •		9,050	7,707
6.595% due 12/25/2037 •		2,646	2,423

Securitized Asset-Backed Receivables LLC Trust
5.065% due 01/25/2037 •		4,020	2,737
5.425% due 12/25/2035 •		136	130
5.460% due 01/25/2035 •		2,561	2,316
5.895% due 03/25/2035 ~		221	210

Segovia European CLO DAC
3.104% due 01/18/2031 •	EUR	2,384	2,530

SLM Student Loan Trust
6.318% due 04/25/2023 ~		$1,128	1,123
6.318% due 04/25/2023 •		738	736

SMB Private Education Loan Trust
0.000% due 02/16/2055 «(f)		3	4,211
2.340% due 09/15/2034		2,576	2,479
3.940% due 02/16/2055		22,138	21,004
4.550% due 02/16/2055		8,110	7,639
4.950% due 02/16/2055		2,107	1,946
5.950% due 02/16/2055		3,767	3,531
6.008% due 02/16/2055 •		22,138	21,804

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		1,273	1,251

Soundview Home Loan Trust
4.955% due 01/25/2037 •		8,016	5,756
4.995% due 03/25/2037 •		2,482	2,306
5.015% due 07/25/2037 •		5,167	4,230
5.045% due 06/25/2037 •		41,066	29,285
5.085% due 11/25/2036 •		5,963	1,708
5.185% due 11/25/2036 •		3,446	987
5.795% due 09/25/2037 •		843	677
5.820% due 03/25/2036 ~		1,000	847

Structured Asset Investment Loan Trust
5.557% due 09/25/2034 ~		3,390	3,243
5.565% due 07/25/2035 •		1,634	1,523
5.670% due 05/25/2034 •		1,526	1,431

Structured Asset Securities Corp.
6.045% due 02/25/2035 •		542	512

Structured Asset Securities Corp. Mortgage Loan Trust
5.000% due 09/25/2036 •		780	490
5.225% due 12/25/2035 •		2,582	2,489

Theorem Funding Trust
1.850% due 02/15/2028		2,826	2,763
6.060% due 12/15/2028		6,761	6,701

Towd Point Mortgage Trust
3.750% due 11/25/2058 ~		5,000	4,537
4.000% due 11/25/2058 ~		5,000	4,500

Trainer Wortham First Republic CBO Ltd.
5.410% due 04/10/2037 •		153	152

TruPS Financials Note Securitization Ltd.
6.533% due 09/20/2039 •		3,592	3,430

Upstart Pass-Through Trust Series
4.300% due 05/20/2030		2,642	2,539

Upstart Securitization Trust
3.120% due 03/20/2032		11,267	10,992
4.370% due 05/20/2032		22,956	22,555
5.500% due 06/20/2032		9,744	9,554

WAVE Trust
3.844% due 11/15/2042		5,283	4,221

Total Asset-Backed Securities (Cost $1,473,371)			1,386,418

SOVEREIGN ISSUES 2.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		11,578	3,256
1.000% due 07/09/2029		1,115	311
1.500% due 07/09/2035 þ		40,783	10,552
1.500% due 07/09/2046 þ		115	31
3.500% due 07/09/2041 þ		8,520	2,394
3.875% due 01/09/2038 þ		10,711	3,342
15.500% due 10/17/2026	ARS	129,155	74

Autonomous City of Buenos Aires
75.227% (BADLARPP + 3.250%) due 03/29/2024 ~		10,853	27

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	121

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru Government International Bond
5.400% due 08/12/2034	PEN	674	$151
6.350% due 08/12/2028		7,200	1,868
6.900% due 08/12/2037		10	3
6.950% due 08/12/2031		201	52
8.200% due 08/12/2026		31,028	8,640

Provincia de Buenos Aires
73.663% due 04/12/2025	ARS	21,052	45

Romania Government International Bond
1.750% due 07/13/2030	EUR	300	240
2.000% due 04/14/2033		11,514	8,550
3.750% due 02/07/2034		13,830	11,743

Russia Government International Bond
0.000% due 04/24/2024 «	RUB	2,210,301	1,708
4.250% due 06/23/2027 «		$5,200	312
4.750% due 05/27/2026 «		6,000	360
5.250% due 06/23/2047 «		12,400	744
5.625% due 04/04/2042		3,400	2,182
5.875% due 09/16/2043		1,800	1,072
7.150% due 11/12/2025 «	RUB	1,955,413	1,511
7.950% due 10/07/2026 «		766,427	592
12.750% due 06/24/2028		$100	88

Serbia Government International Bond
1.650% due 03/03/2033 (m)	EUR	2,400	1,724
3.125% due 05/15/2027		1,494	1,465

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	1,296,000	77,509

State Agency of Roads of Ukraine
6.250% due 06/24/2030 ^(c)		$1,800	319

Turkey Government International Bond
4.250% due 03/13/2025		23,900	22,517
5.250% due 03/13/2030		15,400	12,756
6.125% due 10/24/2028		2,500	2,257
7.625% due 04/26/2029		7,700	7,346

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		1,000	1,003

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)		124	13
7.650% due 04/21/2025 ^(c)		3,123	336
8.250% due 10/13/2024 ^(c)		2,021	222
9.000% due 05/07/2023 ^(c)		268	29
9.250% due 09/15/2027 ^(c)		729	78
9.250% due 05/07/2028 ^(c)		2,886	310
11.750% due 10/21/2026 ^(c)		130	14
11.950% due 08/05/2031 ^(c)		6,600	710

Total Sovereign Issues (Cost $329,111)			188,456

		SHARES
COMMON STOCKS 0.4%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (d)		2,065,869	2,479

CONSUMER DISCRETIONARY 0.1%

iHeartMedia, Inc. ‘A’ (d)		487,321	1,901

iHeartMedia, Inc. ‘B’ «(d)		378,169	1,327

Urbi Desarrollos Urbanos SAB de CV (d)		4,107	1

			3,229

FINANCIALS 0.1%

Credit Suisse Group AG		393,064	353

	SHARES	MARKET VALUE (000S)

Hipotecaria Su Casita SA de CV «(d)	345,787	$0

Intelsat Emergence SA «(d)(j)	371,776	9,109

		9,462

INDUSTRIALS 0.2%

Neiman Marcus Group Ltd. LLC «(d)(j)	110,888	17,134

Voyager Aviation Holdings LLC «(d)	958	0

Westmoreland Mining Holdings «(d)(j)	2,935	9

		17,143

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)	224,335	0

Total Common Stocks (Cost $64,166)		32,313

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	40,565	254

Total Rights (Cost $0)		254

WARRANTS 0.0%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	1,075	0

Intelsat Emergence SA - Exp. 02/17/2027 «	4,542	9

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	38,779	272

		281

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 9/21/2055 «	5,491	74

Total Warrants (Cost $6,447)		355

PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

Charles Schwab Corp.
4.000% due 06/01/2026 •(h)	13,800,000	11,357
4.000% due 12/01/2030 •(h)	2,000,000	1,577

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(h)	500,000	431

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	4,581,775	4,798

		18,163

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC «	5,748	1,332

Total Preferred Securities (Cost $24,257)		19,495

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

CBL & Associates Properties, Inc.		2,443	$63

Uniti Group, Inc.		3,766	13

Total Real Estate Investment Trusts (Cost $58)			76

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.5%

REPURCHASE AGREEMENTS (k) 5.9%
			545,695

ARGENTINA TREASURY BILLS 0.1%
35.019% due 05/19/2023 - 09/18/2023 (e)(f)(g)	ARS	1,618,237	3,950

JAPAN TREASURY BILLS 2.4%
(0.159)% due 04/10/2023 - 06/05/2023 (e)(f)	JPY	29,940,000	225,542

U.S. TREASURY BILLS 0.1%
4.610% due 04/06/2023 - 05/09/2023 (e)(f)(n)(p)		$10,007	9,987

Total Short-Term Instruments (Cost $783,977)			785,174

Total Investments in Securities (Cost $13,385,087)			12,589,091

		SHARES
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%

PIMCO Short-Term Floating NAV Portfolio III		44,818,837	435,729

Total Short-Term Instruments (Cost $435,773)			435,729

Total Investments in Affiliates (Cost $435,773)			435,729

Total Investments 141.0% (Cost $13,820,860)			$13,024,820

Financial Derivative Instruments (m)(o) (1.0)% (Cost or Premiums, net $(1,075))			(88,040)

Other Assets and Liabilities, net (40.0)%			(3,700,827)

Net Assets 100.0%			$9,235,953

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Principal amount of security is adjusted for inflation.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Intelsat Emergence SA	06/19/2017 - 02/23/2022	$25,427	$9,109	0.10%
Neiman Marcus Group Ltd. LLC	09/25/2020	3,571	17,134	0.19
Westmoreland Mining Holdings	03/26/2019	9	9	0.00

		$29,007	$26,252	0.29%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.910%	03/31/2023	04/03/2023	$249,100	U.S. Treasury Notes 0.500% due 08/31/2027	$(254,900)	$249,100	$249,202
DEU	4.850	03/31/2023	04/03/2023	42,800	U.S. Treasury Notes 2.750% due 07/31/2027	(43,974)	42,800	42,817
FICC	2.200	03/31/2023	04/03/2023	2,695	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(2,749)	2,695	2,695
JPS	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Notes 2.625% due 04/15/2025	(102)	100	100
NOM	4.790	04/03/2023	04/04/2023	251,000	U.S. Treasury Notes 2.625% due 07/31/2029	(257,247)	251,000	251,000

Total Repurchase Agreements						$(558,972)	$545,695	$545,814

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
MYI	2.000%	03/20/2023	TBD	(3)	EUR	(1,244)	$(1,349)
RDR	4.650	03/24/2023	TBD	(3)	$	(9,435)	(9,448)

Total Reverse Repurchase Agreements							$(10,797)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.3)%
Uniform Mortgage-Backed Security, TBA	1.500%	04/01/2053	$3,650	$(2,798)	$(2,865)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2038	144,400	(127,969)	(130,294)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2053	2,000	(1,651)	(1,655)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2053	329,900	(283,679)	(284,681)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2053	116,200	(113,406)	(113,861)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2053	48,600	(48,981)	(49,095)

Total Short Sales (6.3)%				$(578,484)	$(582,451)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	123

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$249,202	$0	$0	$249,202	$(254,900)	$(5,698)
DEU	42,817	0	0	42,817	(43,974)	(1,157)
FICC	2,695	0	0	2,695	(2,749)	(54)
JPS	100	0	0	100	(102)	(2)
MYI	0	(1,349)	0	(1,349)	1,379	30
NOM	251,000	0	0	251,000	(257,247)	(6,247)
RBC	0	0	0	0	(83)	(83)
RDR	0	(9,448)	0	(9,448)	8,989	(459)

Total Borrowings and Other Financing Transactions	$545,814	$(10,797)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(9,448)	$(9,448)
Sovereign Issues	0	0	0	(1,349)	(1,349)

Total Borrowings	$0	$0	$0	$(10,797)	$(10,797)

Payable for reverse repurchase agreements					$(10,797)

(l)	Securities with an aggregate market value of $10,369 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(26,196) at a weighted average interest rate of 2.501%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$110.500	04/21/2023	160	$160	$(57)	$(7)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	160	160	(105)	(74)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.063	12/15/2023	248	620	(508)	(296)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.063	12/15/2023	248	620	(483)	(507)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.125	12/15/2023	235	588	(434)	(270)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.125	12/15/2023	235	588	(452)	(507)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.375	12/15/2023	352	880	(733)	(346)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.375	12/15/2023	352	880	(748)	(919)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	420	1,050	(393)	(1,193)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	420	1,050	(341)	(140)
Call - CME 3-Month SOFR Active Contract September 2023 Futures	96.000	09/15/2023	235	588	(387)	(166)
Put - CME 3-Month SOFR Active Contract September 2023 Futures	96.000	09/15/2023	235	588	(446)	(508)
Call - CME 3-Month SOFR Active Contract September 2023 Futures	96.188	09/15/2023	352	880	(686)	(214)
Put - CME 3-Month SOFR Active Contract September 2023 Futures	96.188	09/15/2023	352	880	(696)	(890)

Total Written Options					$(6,469)	$(6,037)

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2023	126	$10,350	$333	$48	$(61)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	407	$(97,375)	$1,647	$0	$(20)
3-Month SOFR Active Contract December Futures	03/2025	212	(51,344)	467	0	(37)
3-Month SOFR Active Contract December Futures	03/2026	227	(55,084)	443	0	(37)
3-Month SOFR Active Contract June Futures	09/2024	266	(64,129)	770	0	(40)
3-Month SOFR Active Contract June Futures	09/2025	214	(51,900)	440	0	(35)
3-Month SOFR Active Contract March Futures	06/2024	352	(84,564)	1,198	0	(44)
3-Month SOFR Active Contract March Futures	06/2025	192	(46,543)	406	0	(34)
3-Month SOFR Active Contract March Futures	06/2026	214	(51,932)	402	0	(37)
3-Month SOFR Active Contract September Futures	12/2024	246	(59,477)	601	0	(40)
3-Month SOFR Active Contract September Futures	12/2025	174	(42,212)	348	0	(28)
Euro-Bund June Futures	06/2023	99	(14,585)	(435)	70	(67)
Euro-Buxl 30-Year Bond June Futures	06/2023	4	(611)	(37)	3	(5)
U.S. Treasury 2-Year Note June Futures	06/2023	1,449	(299,151)	(3,103)	0	(204)
U.S. Treasury 10-Year Note June Futures	06/2023	5,776	(663,789)	(17,131)	0	(1,985)
U.S. Treasury Long-Term Bond June Futures	06/2023	96	(12,591)	(526)	0	(96)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	70	(8,480)	(281)	0	(38)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	288	(40,644)	(1,339)	0	(387)

				$(16,130)	$73	$(3,134)

Total Futures Contracts				$(15,797)	$121	$(3,195)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	(5.000)%	Quarterly	06/20/2024	0.538%	$800	$(110)	$66	$(44)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Airbus Finance BV	1.000%	Quarterly	12/20/2025	0.519%	EUR	40,500	$(488)	$1,056	$568	$49	$0
Airbus Finance BV	1.000	Quarterly	06/20/2026	0.562		43,900	1,199	(542)	657	77	0
AT&T, Inc.	1.000	Quarterly	06/20/2023	0.424	$	4,400	6	1	7	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2023	0.469		8,300	105	(70)	35	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.620		5,600	53	(15)	38	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.705		300	4	(2)	2	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740		11,600	202	(107)	95	5	0
Barclays Bank PLC	1.000	Quarterly	12/20/2023	0.909	EUR	7,000	9	(1)	8	4	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406	$	32,300	119	(64)	55	4	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.423		10,500	7	40	47	2	0
Boeing Co.	1.000	Quarterly	12/20/2024	0.579		4,600	(111)	145	34	1	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		8,000	(22)	84	62	10	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.833		2,800	(108)	127	19	5	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.012		800	(1)	1	0	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2023	1.186		21,900	656	(428)	228	11	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2024	1.445		900	34	6	40	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	1.735		1,900	121	(16)	105	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	1.893		1,400	65	28	93	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2025	2.142		4,100	155	146	301	0	(3)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	2.312		2,700	120	96	216	4	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	2.892		7,200	306	262	568	15	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.267		1,750	(83)	93	10	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.430		1,700	(30)	47	17	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	125

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	06/20/2026	0.599%	$	18,400	$120	$110	$230	$2	$0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		6,800	77	3	80	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.475	EUR	21,200	(1,608)	1,386	(222)	19	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.695		6,200	(625)	508	(117)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.845		5,800	(563)	407	(156)	10	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	2.054		13,100	(614)	113	(501)	15	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	2.212		4,700	(350)	119	(231)	11	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.758	$	2,100	48	(32)	16	2	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.817		20,900	493	(354)	139	10	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	0.862		4,800	(16)	43	27	5	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928		4,300	(51)	66	15	3	0

							$(771)	$3,256	$2,485	$268	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	2,040	$(94)	$101	$7	$3	$0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		7,654	(240)	264	24	15	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		2,975	(117)	120	3	6	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		9,200	(295)	(58)	(353)	23	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		92	(3)	1	(2)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		105,064	(4,089)	913	(3,176)	239	0
CDX.EM-37 5-Year Index	1.000	Quarterly	06/20/2027		980	(81)	40	(41)	3	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027		14,800	(1,207)	480	(727)	36	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028		28,900	(2,133)	480	(1,653)	69	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		396	32	(20)	12	2	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		37,818	3,301	(2,078)	1,223	176	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		2,673	152	(65)	87	14	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		9,801	31	215	246	51	0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027		99,200	(858)	2,222	1,364	592	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028		133,200	(104)	2,363	2,259	738	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		300	7	(3)	4	0	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		1,000	0	14	14	1	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		80,000	(22)	983	961	79	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		188,500	1,361	868	2,229	204	0

						$(4,359)	$6,840	$2,481	$2,251	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	2,900	$25	$(52)	$(27)	$12	$0
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		2,400	(29)	(1,172)	(1,201)	0	(16)
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		2,400	(29)	(1,149)	(1,178)	0	(16)
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		4,800	(63)	(2,211)	(2,274)	0	(32)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		14,100	427	(561)	(134)	124	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.176	Annual	04/27/2027	JPY	3,740,000	0	(34)	(34)	0	(21)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		19,770,000	360	3,058	3,418	158	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	5.890	Semi-Annual	03/15/2029		52,610,000	5,322	4,865	10,187	453	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		10,170,000	15	934	949	78	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		5,430,000	1,654	1,553	3,207	0	(69)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.711	Annual	04/27/2042		980,000	0	259	259	0	(13)
Pay(6)	1-Day USD-SOFR Compounded-OIS	5.100	Annual	05/22/2024	$	883,120	(2,731)	7,215	4,484	160	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	5.400	Annual	06/06/2024		2,000,460	(1,072)	17,950	16,878	372	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		426,700	(29)	5,291	5,262	0	(337)
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		212,300	23	2,590	2,613	0	(199)
Pay(6)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	05/22/2025		456,560	(3,285)	8,210	4,925	593	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	4.900	Annual	06/06/2025		1,031,690	704	19,070	19,774	1,381	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2025		258,700	7,230	8,202	15,432	0	(268)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.600	Annual	01/16/2026		168,200	2,140	3,177	5,317	0	(304)

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.300%	Annual	01/17/2026	$		120,800	$26	$2,223	$2,249	$0	$(222)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027			45,790	1,407	3,822	5,229	0	(102)
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027			24,500	(123)	(603)	(726)	63	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/07/2027			12,600	(65)	(192)	(257)	33	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/13/2027			2,600	(6)	(28)	(34)	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027			33,150	2,389	(153)	2,236	0	(82)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028			33,200	(71)	697	626	98	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028			36,150	824	(802)	22	0	(112)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029			106,480	5,107	10,416	15,523	0	(322)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029			33,998	1,916	1,423	3,339	0	(106)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029			12,600	(79)	(143)	(222)	46	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029			12,500	(78)	(103)	(181)	46	0
Receive	1-Day USD-SOFR Compounded-OIS	3.258	Annual	09/30/2029			892,900	(350)	400	50	0	(3,629)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029			156,890	14,254	(1,318)	12,936	0	(550)
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030			34,200	(120)	546	426	136	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030			28,400	(98)	223	125	112	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030			12,100	(34)	230	196	48	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030			59,980	1,754	(1,131)	623	0	(249)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032			138,220	(11,689)	(12,000)	(23,689)	610	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032			150,080	(6,749)	(12,340)	(19,089)	675	0
Pay	1-Day USD-SOFR Compounded-OIS	2.680	Annual	07/11/2032			22,000	(304)	(735)	(1,039)	106	0
Pay	1-Day USD-SOFR Compounded-OIS	2.690	Annual	07/11/2032			22,000	(308)	(712)	(1,020)	106	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032			3,100	(26)	(26)	(52)	15	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032			255,860	29,654	(2,372)	27,282	0	(1,231)
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033			18,800	(75)	433	358	99	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033			18,000	(79)	331	252	94	0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033			17,600	(76)	375	299	93	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033			17,600	(60)	205	145	92	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033			33,400	(119)	822	703	176	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	05/22/2033			208,310	4,554	(10,563)	(6,009)	0	(1,147)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.700	Annual	06/06/2033			472,330	(2,441)	(19,504)	(21,945)	0	(2,631)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033			73,610	928	(1)	927	0	(411)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033			4,655	(101)	46	(55)	25	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052			291,500	31,444	39,800	71,244	0	(2,911)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053			9,600	(88)	332	244	120	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025		BRL	5,400	0	(29)	(29)	0	(1)
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025			3,600	0	(19)	(19)	0	(1)
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025			4,400	0	(20)	(20)	0	(1)
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025			12,100	0	(22)	(22)	0	(2)
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025			20,200	0	(30)	(30)	0	(3)
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025			10,200	0	(12)	(12)	0	(2)
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025			10,000	0	(12)	(12)	0	(2)
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025			20,300	0	(23)	(23)	0	(3)
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027			6,500	0	(38)	(38)	0	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027			3,300	0	(19)	(19)	0	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027			3,300	0	(19)	(19)	0	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027			1,700	0	(5)	(5)	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027			7,300	0	(22)	(22)	0	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027			17,500	0	(36)	(36)	1	0
Pay	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		$	2,398,100	(17,483)	(42,783)	(60,266)	0	(445)
Receive	3-Month USD-LIBOR	0.300	Semi-Annual	12/07/2023			55,600	(194)	2,148	1,954	20	0
Pay	3-Month USD-LIBOR	1.088	Semi-Annual	02/03/2024			34,400	(55)	(1,281)	(1,336)	0	(3)
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027			20,500	(52)	(1,797)	(1,849)	52	0
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027			11,000	(18)	(979)	(997)	28	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027			41,000	(142)	(3,371)	(3,513)	106	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027			177,600	(668)	(13,296)	(13,964)	447	0
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	02/24/2027			132,800	(479)	(10,167)	(10,646)	329	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	05/18/2027			1,172,300	(3,153)	111,530	108,377	0	(1,621)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028			38,548	(1,916)	(3,800)	(5,716)	97	0
Receive	3-Month USD-LIBOR	1.100	Semi-Annual	02/01/2029			50,700	(249)	7,160	6,911	0	(157)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031			93,822	(8,380)	(9,954)	(18,334)	392	0
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	07/15/2031			13,400	(60)	2,101	2,041	0	(62)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031			16,700	(82)	2,670	2,588	0	(74)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031			10,800	(31)	(1,599)	(1,630)	48	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031			10,900	(26)	(1,579)	(1,605)	51	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031			8,000	(23)	(1,153)	(1,176)	38	0
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032			8,900	(28)	(1,214)	(1,242)	42	0
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032			2,700	(9)	(383)	(392)	13	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	02/01/2032			18,800	(118)	3,280	3,162	0	(88)
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032			14,500	91	1,618	1,709	0	(67)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032			24,400	111	2,741	2,852	0	(119)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	127

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.900%	Semi-Annual	05/18/2032	$	636,600	$(16,692)	$94,216	$77,524	$0	$(2,946)
Pay	3-Month USD-LIBOR	1.485	Semi-Annual	01/13/2051		6,800	(51)	(2,242)	(2,293)	62	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	01/13/2051		61,800	(309)	(19,437)	(19,746)	576	0
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051		7,300	(82)	(2,364)	(2,446)	68	0
Pay	3-Month USD-LIBOR	1.438	Semi-Annual	01/22/2051		17,700	(204)	(5,904)	(6,108)	163	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051		42,600	0	14,509	14,509	0	(384)
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		8,400	(114)	2,467	2,353	0	(83)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		186,000	(1,626)	57,152	55,526	0	(1,832)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	12,500	86	(308)	(222)	6	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80,900	1,624	(2,746)	(1,122)	0	(6)
Receive	6-Month EUR-EURIBOR	0.453	Annual	12/29/2023	EUR	2,400	0	94	94	2	0
Receive	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024		2,300	0	143	143	5	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		19,700	(68)	(779)	(847)	0	(37)
Receive	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024		1,000	0	78	78	3	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		11,400	111	801	912	26	0
Receive	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025		1,900	0	184	184	6	0
Receive	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025		1,200	0	132	132	4	0
Receive	6-Month EUR-EURIBOR	0.294	Annual	06/30/2026		600	0	75	75	2	0
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028		39,400	(497)	497	0	0	(80)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		2,200	40	425	465	3	0
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		44,600	(996)	(811)	(1,807)	6	0
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		21,900	158	(257)	(99)	0	(10)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		17,400	966	7,394	8,360	0	(21)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		4,000	(129)	1,862	1,733	0	(3)
Receive(6)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		296,100	3,985	9,055	13,040	63	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	361,400	0	548	548	0	(5)
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		179,700	0	274	274	0	(3)
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		153,800	0	226	226	0	(2)
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		4,900	0	(26)	(26)	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		2,700	(13)	0	(13)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		6,600	(30)	(1)	(31)	1	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		6,900	11	(24)	(13)	2	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	6	(11)	(5)	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		4,900	7	(16)	(9)	1	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		43,300	0	34	34	0	(13)
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		64,100	0	9	9	0	(19)
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		9,700	0	(61)	(61)	3	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		15,400	(17)	(31)	(48)	5	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		31,500	(10)	(78)	(88)	10	0
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,100	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,500	(10)	35	25	0	(6)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		6,700	(5)	(5)	(10)	2	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	3	3	0	(1)
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		5,400	0	(7)	(7)	2	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		31,400	129	(31)	98	0	(11)
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		130,100	534	(130)	404	0	(44)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		32,100	0	(38)	(38)	0	(12)
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		75,700	0	(82)	(82)	0	(28)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		2,500	(6)	(5)	(11)	1	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		800	3	1	4	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		21,100	(44)	(66)	(110)	8	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		24,500	22	21	43	0	(10)
Pay	UKRPI	4.000	Maturity	09/15/2031	GBP	7,300	(6)	(1,210)	(1,216)	0	(23)
Pay	UKRPI	4.055	Maturity	09/15/2031		6,800	28	(1,112)	(1,084)	0	(21)
Pay	UKRPI	4.066	Maturity	09/15/2031		13,200	(162)	(1,922)	(2,084)	0	(41)
Pay	UKRPI	4.020	Maturity	10/15/2031		9,600	(43)	(1,521)	(1,564)	0	(28)
Pay	UKRPI	4.140	Maturity	10/15/2031		18,500	(70)	(2,650)	(2,720)	0	(54)

							$35,342	$262,739	$298,081	$8,821	$(23,361)

Total Swap Agreements							$30,102	$272,901	$303,003	$11,340	$(23,366)

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$121	$11,348	$11,469	$(6,037)	$(3,195)	$(23,366)	$(32,598)

(n)

Securities with an aggregate market value of $263,108 and cash of $58,298 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $8 for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	39,928		$26,550	$0	$(140)
	04/2023		$188	AUD	280	0	(1)
	05/2023		26,577		39,929	140	0

BOA	04/2023	CNH	43,853		$6,524	138	0
	04/2023	PEN	21,314		5,653	0	(9)
	04/2023		$1,320	AUD	1,985	7	0
	04/2023		2,238	GBP	1,848	42	0
	04/2023		3,954	JPY	518,400	0	(49)
	05/2023	CHF	359		$393	0	(1)
	05/2023	PEN	45,416		11,560	0	(476)
	05/2023		$12,254	PEN	46,669	121	0
	06/2023	TWD	217,753		$7,128	0	(61)
	06/2023		$12,965	PEN	48,852	0	(48)

BPS	04/2023	JPY	848,400		$6,396	7	0
	04/2023	KRW	10,460,481		8,020	9	0
	04/2023		$2,869	EUR	2,641	0	(5)
	04/2023		761	MXN	13,842	5	0
	04/2023	ZAR	311,275		$17,170	0	(292)
	05/2023		$9,733	BRL	49,586	3	0
	05/2023		7,957	CNY	54,948	67	0
	05/2023		2,732	EUR	2,509	0	(7)
	06/2023	IDR	3,202,475		$209	0	(5)
	06/2023	MXN	20,344		1,091	0	(19)
	06/2023	TWD	1,041,079		34,113	0	(255)
	06/2023		$4,003	IDR	60,014,888	7	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	129

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2023		$8,020	KRW	10,414,926	$0	$(8)

BRC	05/2023	JPY	21,270,000		$160,216	0	(1,285)
	05/2023	ZAR	55,564		3,011	0	(98)

BSH	04/2023		$580	PEN	2,197	4	0

CBK	04/2023	BRL	112,371		$22,119	0	(52)
	04/2023	GBP	1,749		2,142	1	(16)
	04/2023	PEN	1,687		449	1	0
	04/2023		$21,800	BRL	112,371	371	0
	04/2023		2,432	EUR	2,246	4	0
	04/2023		19,739	GBP	16,188	230	0
	04/2023		128	INR	10,574	0	0
	04/2023		8,927	PEN	35,305	447	0
	05/2023	CAD	2,275		$1,705	20	0
	05/2023	PEN	6,262		1,578	0	(81)
	05/2023		$13,762	CLP	11,099,220	122	0
	05/2023		1,533	NZD	2,439	0	(7)
	05/2023	ZAR	57,734		$3,137	0	(94)
	06/2023	PEN	28,575		7,335	0	(221)
	06/2023	TWD	293		10	0	0
	06/2023		$2,070	IDR	31,041,732	4	0
	06/2023		384	PEN	1,493	11	0

DUB	04/2023	AUD	20,861		$13,873	0	(72)
	04/2023		$34,116	AUD	50,629	0	(272)
	04/2023		473,775	EUR	437,789	1,007	0
	04/2023	ZAR	29,862		$1,637	0	(38)
	05/2023	EUR	437,789		474,535	0	(992)
	05/2023		$13,887	AUD	20,861	72	0
	05/2023		47,323	BRL	241,032	0	0
	05/2023		2,134	CLP	1,776,354	88	0
	05/2023	ZAR	313,168		$16,783	0	(742)
	06/2023		$12,727	CLP	10,258,462	65	0

GLM	04/2023	BRL	422,223		$79,770	0	(3,534)
	04/2023	KRW	37,893		31	2	0
	04/2023		$83,108	BRL	422,223	196	0
	05/2023		1,381	PEN	5,590	101	0
	05/2023	ZAR	133,910		$7,550	194	(139)
	06/2023	TWD	370,545		12,154	0	(76)
	06/2023		$79,770	BRL	426,650	3,523	0
	06/2023		585	MXN	11,160	25	0

JPM	04/2023	BRL	308,249		$60,674	0	(143)
	04/2023		$58,055	BRL	308,249	2,762	0
	04/2023		57	PEN	217	0	0
	05/2023	ZAR	132,825		$7,230	0	(201)

MBC	04/2023	EUR	31,185		33,242	0	(578)
	04/2023	GBP	5,400		6,637	0	(24)
	04/2023	JPY	1,185,800		8,849	0	(82)
	04/2023		$12,398	EUR	11,581	166	(4)
	04/2023		9,880	GBP	8,040	38	0
	05/2023	CNH	13,898		$2,071	43	0
	05/2023		$16,997	NOK	171,589	0	(576)
	05/2023	ZAR	87,810		$4,694	0	(220)
	06/2023	TWD	1,007		33	0	0
	06/2023		$6,000	IDR	91,359,324	102	0

MYI	04/2023	AUD	28,331		$18,925	9	(21)
	04/2023	EUR	219,989		232,592	0	(5,986)
	04/2023	JPY	2,696,000		20,742	419	0
	04/2023		$20,846	AUD	31,007	0	(120)
	04/2023		17,287	KRW	21,464,929	0	(849)
	05/2023		18,945	AUD	28,331	21	(9)
	05/2023	ZAR	69		$4	0	0
	06/2023		$5,275	IDR	80,104,756	75	0

NGF	04/2023		97,754	JPY	13,150,321	1,288	0

RBC	04/2023	MXN	13,788		$665	0	(98)
	04/2023		$150,546	GBP	122,167	159	0
	04/2023		13,636	JPY	1,848,912	289	0
	05/2023	GBP	122,167		$150,632	0	(161)
	05/2023		$101,394	JPY	13,440,191	240	0
	05/2023		57,748	MXN	1,093,167	2,434	0

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2023	MXN	2,356		$123	$0	$(6)

SCX	04/2023	GBP	529		653	0	0
	04/2023		$316	INR	25,888	0	(1)
	04/2023		33,654	KRW	41,523,087	0	(1,855)
	04/2023	ZAR	65,776		$3,576	0	(116)
	05/2023	CHF	9,092		10,005	22	0
	05/2023	CLP	1,808,748		2,242	0	(21)
	05/2023		$8,969	EUR	8,242	0	(16)
	05/2023		22,393	NZD	35,290	0	(325)
	06/2023	TWD	24,552		$805	0	(5)
	06/2023		$15,072	IDR	229,889,055	286	0
	06/2023		73	PEN	276	0	0

SSB	06/2023	TWD	991		$33	0	0

TOR	04/2023	AUD	26,845		17,838	0	(106)
	04/2023	GBP	141,060		169,663	0	(4,348)
	05/2023		$17,856	AUD	26,845	107	0

UAG	04/2023	AUD	23,493		$15,654	0	(50)
	04/2023	EUR	194,841		206,866	0	(4,438)
	04/2023	JPY	1,134,000		8,914	348	0
	04/2023		$37,730	AUD	55,557	0	(593)
	05/2023		15,670		23,493	50	0
	06/2023	JPY	4,840,000		$36,436	0	(346)
	06/2023		$21,725	IDR	334,330,057	604	0
	09/2023	ZAR	48,371		$2,759	81	0

Total Forward Foreign Currency Contracts						$16,577	$(30,393)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.180%	07/21/2032	15,100	$2,422	$2,093
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	07/21/2032	24,700	3,962	4,532

FAR	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.243	08/05/2024	51,400	694	325
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.243	08/05/2024	51,400	694	1,014

GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110	07/26/2032	10,500	1,701	1,410
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.110	07/26/2032	15,300	2,479	2,902

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.053	07/20/2023	155,900	935	107
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.053	07/20/2023	155,900	935	2,057
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.620	07/22/2024	155,900	1,169	652
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.620	07/22/2024	155,900	1,169	1,382
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	07/19/2024	110,700	1,522	921
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	07/19/2024	110,700	1,522	1,731
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	07/20/2027	12,200	1,610	1,242
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	07/20/2027	13,800	1,821	2,126
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.170	07/19/2032	12,200	1,935	1,676
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.170	07/19/2032	13,800	2,189	2,537

NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.645	07/22/2024	169,300	2,421	1,478
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.645	07/22/2024	169,300	2,421	2,544

Total Purchased Options							$31,601	$30,729

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	56,000	$(174)	$(55)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	56,000	(174)	(332)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.748	07/21/2023	21,900	(518)	(151)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.748	07/21/2023	21,900	(518)	(618)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	8,000	(78)	(42)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	8,000	(78)	(4)
BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	12,000	(12)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	12,000	(37)	(179)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	131

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700%	04/28/2023	67,400	$(117)	$0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	67,400	(117)	(910)

CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	14,300	(112)	(51)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	14,300	(112)	(142)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	32,500	(196)	(50)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	32,500	(196)	(388)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	22,000	(169)	(87)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	22,000	(169)	(203)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.508	07/21/2023	5,600	(419)	(79)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.508	07/21/2023	5,600	(419)	(500)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	28,600	(224)	(102)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	28,600	(224)	(285)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	36,900	(285)	(144)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	36,900	(285)	(343)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.040	06/15/2023	41,400	(217)	(71)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.040	06/15/2023	41,400	(217)	(251)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.060	06/15/2023	165,400	(868)	(294)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.060	06/15/2023	165,400	(868)	(979)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.140	06/20/2023	94,000	(498)	(196)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.140	06/20/2023	94,000	(498)	(505)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.010	07/21/2023	103,600	(650)	(79)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010	07/21/2023	103,600	(650)	(1,413)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/25/2023	67,100	(419)	(40)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.765	07/25/2023	67,100	(419)	(1,059)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	32,500	(200)	(50)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	32,500	(200)	(388)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	26,400	(171)	(47)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	26,400	(171)	(291)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	26,600	(187)	(54)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	26,600	(187)	(268)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	26,600	(185)	(57)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	26,600	(185)	(258)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	26,600	(185)	(59)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	26,600	(185)	(251)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	26,500	(182)	(47)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	26,500	(182)	(299)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	26,500	(182)	(41)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	26,500	(182)	(323)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	27,200	(197)	(57)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	27,200	(197)	(276)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	27,600	(183)	(51)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	27,600	(183)	(312)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	54,400	(197)	(54)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	54,400	(197)	(304)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	54,500	(190)	(49)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	54,500	(190)	(335)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	56,000	(175)	(64)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	56,000	(175)	(297)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	57,200	(449)	(206)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	57,200	(449)	(567)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	27,500	(208)	(103)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	27,500	(208)	(266)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/05/2023	68,100	(126)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/05/2023	68,100	(126)	(1,009)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	89,500	(170)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	89,500	(170)	(1,335)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	67,300	(73)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	67,300	(190)	(904)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	63,200	(111)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	63,200	(111)	(852)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	63,500	(112)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	63,500	(112)	(968)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.468	07/25/2023	14,200	(339)	(63)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.468	07/25/2023	14,200	(339)	(543)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	32,100	(175)	(144)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	32,100	(175)	(8)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	39,900	(497)	(62)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	39,900	(543)	(471)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	17,000	(93)	(76)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	17,000	(94)	(4)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	07/19/2023	67,700	(406)	(51)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	07/19/2023	67,700	(406)	(909)

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.052%	07/20/2023	67,500	$(415)	$(53)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.052	07/20/2023	67,500	(415)	(898)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	29,800	(201)	(54)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	29,800	(201)	(349)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	07/19/2023	14,300	(333)	(89)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	07/19/2023	14,300	(333)	(427)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.675	07/20/2023	14,500	(337)	(88)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.675	07/20/2023	14,500	(337)	(445)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	07/19/2023	3,600	(260)	(55)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550	07/19/2023	3,600	(260)	(298)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.537	07/20/2023	3,600	(262)	(54)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.537	07/20/2023	3,600	(262)	(305)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	06/15/2023	75,200	(395)	(114)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	06/15/2023	75,200	(395)	(505)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	63,600	(413)	(126)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	63,600	(413)	(675)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	62,900	(398)	(110)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	62,900	(398)	(740)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	52,800	(407)	(208)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	52,800	(407)	(489)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	52,800	(403)	(216)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	52,800	(403)	(472)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	325,400	(645)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	325,400	(645)	(4,800)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	160,600	(313)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	160,600	(313)	(2,383)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	146,700	(183)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	146,700	(329)	(2,235)

							$(30,163)	$(38,513)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Cap	3.018%	1-Day USD-SOFR Compounded-OIS	07/24/2024	155,900	$(1,167)	$(2,264)
	Call - OTC 1-Year Interest Rate Cap	2.596	1-Day USD-SOFR Compounded-OIS	07/23/2025	155,900	(1,365)	(1,540)
	Put - OTC 1-Year Interest Rate Floor	3.018	1-Day USD-SOFR Compounded-OIS	07/24/2024	155,900	(1,167)	(331)
	Put - OTC 1-Year Interest Rate Floor	2.596	1-Day USD-SOFR Compounded-OIS	07/23/2025	155,900	(1,365)	(818)

FAR	Call - OTC 2-Year Interest Rate Cap	2.224	1-Day USD-SOFR Compounded-OIS	08/08/2026	51,400	(886)	(1,173)

MYC	Call - OTC 2-Year Interest Rate Cap	2.550	1-Day USD-SOFR Compounded-OIS	07/23/2026	110,700	(1,958)	(2,142)

NGF	Call - OTC 2-Year Interest Rate Cap	2.618	1-Day USD-SOFR Compounded-OIS	07/25/2026	169,300	(3,107)	(3,166)

FAR	Put - OTC 2-Year Interest Rate Floor	2.224	1-Day USD-SOFR Compounded-OIS	08/08/2026	51,400	(886)	(490)

MYC	Put - OTC 2-Year Interest Rate Floor	2.550	1-Day USD-SOFR Compounded-OIS	07/23/2026	110,700	(1,958)	(1,308)

NGF	Put - OTC 2-Year Interest Rate Floor	2.618	1-Day USD-SOFR Compounded-OIS	07/25/2026	169,300	(3,107)	(2,106)

						$(16,966)	$(15,338)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$95.594	04/06/2023	4,200	$(33)	$(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.469	04/06/2023	11,300	(74)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	4,500	(20)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	11,300	(57)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	4,500	(17)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	14,600	(66)	(52)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	26,100	(114)	(244)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	22,400	(179)	(71)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.313	04/06/2023	33,300	(219)	(47)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.313	04/06/2023	33,300	(169)	(11)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	25,100	(200)	(83)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	23,400	(97)	(138)

					$(1,245)	$(697)

Total Written Options					$(48,374)	$(54,548)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	133

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.672%	EUR	100	$2	$(3)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	2.168%	$	3,100	$(136)	$15	$0	$(121)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		1,300	(140)	75	0	(65)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		1,000	(48)	(2)	0	(50)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		200	(18)	5	0	(13)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		400	(29)	9	0	(20)
	Turkey Government International Bond	1.000	Quarterly	06/20/2025	4.454		100	(17)	10	0	(7)

BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2023	0.222		400	(19)	20	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165		2,300	(106)	17	0	(89)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		5,780	(700)	413	0	(287)

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.835		1,600	(28)	33	5	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946		200	(2)	2	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.272		600	2	(4)	0	(2)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		600	(22)	(8)	0	(30)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.173		100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339		2,000	(32)	49	17	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		400	(42)	22	0	(20)

DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168		400	(18)	2	0	(16)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.602		200	(6)	7	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.835		1,900	(30)	36	6	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.368		4,300	(145)	99	0	(46)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.675		600	(9)	11	2	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		1,100	(40)	(15)	0	(55)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		500	(45)	12	0	(33)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	1.447		3,700	517	(9)	508	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		2,200	(18)	40	22	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		600	(10)	5	0	(5)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.974		3,500	(149)	151	2	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		400	(43)	23	0	(20)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.372		500	(16)	18	2	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.602		4,800	(140)	165	25	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		6,900	(101)	142	41	0

JPM	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165		100	(5)	1	0	(4)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		200	(8)	(2)	0	(10)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		2,900	(66)	83	17	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.702		900	(7)	15	8	0

MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2027	1.803		38,300	(2,372)	1,218	0	(1,154)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		2,800	(123)	(17)	0	(140)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		3,100	(276)	71	0	(205)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		1,700	(9)	26	17	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.614		200	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840		2,900	8	9	17	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944		1,300	(4)	7	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		4,900	(111)	67	0	(44)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168		28,400	(1,243)	139	0	(1,104)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.468		100	(16)	13	0	(3)

								$(5,826)	$2,979	$696	$(3,543)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	CDX.MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$	3,600	$89	$(82)	$7	$0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		5,400	(127)	77	0	(50)

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
FBF	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$	1,300	$(9)	$(13)	$0	$(22)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		42,500	(338)	(53)	0	(391)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		17,200	91	(316)	0	(225)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		414,500	731	(10,371)	0	(9,640)
	CMBX.NA.AAA.15 Index	0.500	Monthly	11/18/2064		106,200	(1,021)	(2,863)	0	(3,884)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		8	0	0	0	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		12,121	(455)	388	0	(67)

MEI	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		3,400	(25)	(34)	0	(59)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,500	(79)	47	0	(32)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		4,500	(27)	(32)	0	(59)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		72,100	(253)	(993)	0	(1,246)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		187,700	205	(4,570)	0	(4,365)
	CMBX.NA.AAA.15 Index	0.500	Monthly	11/18/2064		12,400	(105)	(349)	0	(454)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		5,166	(202)	173	0	(29)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		12,100	7	(118)	0	(111)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		84,400	(83)	(1,023)	0	(1,106)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		155,100	(502)	(2,177)	0	(2,679)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		100,000	94	(2,420)	0	(2,326)

							$(2,009)	$(24,729)	$7	$(26,745)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.071%	Maturity	06/20/2023	$13,200	$(102)	$412	$310	$0

Total Swap Agreements								$(7,935)	$(21,341)	$1,013	$(30,289)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$140	$0	$0	$140	$(141)	$0	$0	$(141)	$(1)	$0	$(1)
BOA	308	0	0	308	(644)	(1,253)	(187)	(2,084)	(1,776)	951	(825)
BPS	98	0	0	98	(591)	(1,089)	(90)	(1,770)	(1,672)	1,652	(20)
BRC	0	0	1	1	(1,383)	0	(376)	(1,759)	(1,758)	2,309	551
BSH	4	0	0	4	0	0	0	0	4	0	4
CBK	1,211	0	29	1,240	(471)	(193)	(52)	(716)	524	(550)	(26)
DUB	1,232	6,625	0	7,857	(2,116)	(1,307)	(66)	(3,489)	4,368	466	4,834
FAR	0	1,339	0	1,339	0	(2,537)	0	(2,537)	(1,198)	264	(934)
FBF	0	0	0	0	0	0	(22)	(22)	(22)	0	(22)
GLM	4,041	4,312	0	8,353	(3,749)	(16,620)	0	(20,369)	(12,016)	9,896	(2,120)
GST	0	0	851	851	0	0	(14,366)	(14,366)	(13,515)	14,962	1,447
HUS	0	0	68	68	0	0	0	0	68	0	68
JPM	2,762	0	25	2,787	(344)	(376)	(14)	(734)	2,053	(1,930)	123
MBC	349	0	0	349	(1,484)	0	0	(1,484)	(1,135)	1,052	(83)
MEI	0	0	0	0	0	0	(59)	(59)	(59)	0	(59)
MSC	0	0	0	0	0	(129)	0	(129)	(129)	229	100
MYC	0	14,431	39	14,470	0	(12,478)	(8,835)	(21,313)	(6,843)	10,783	3,940
MYI	524	0	0	524	(6,985)	0	0	(6,985)	(6,461)	8,108	1,647
NGF	1,288	4,022	0	5,310	0	(18,345)	0	(18,345)	(13,035)	11,204	(1,831)
RBC	3,122	0	0	3,122	(265)	0	0	(265)	2,857	(2,400)	457
SAL	0	0	0	0	0	(221)	(6,222)	(6,443)	(6,443)	7,293	850
SCX	308	0	0	308	(2,339)	0	0	(2,339)	(2,031)	1,985	(46)
TOR	107	0	0	107	(4,454)	0	0	(4,454)	(4,347)	5,123	776
UAG	1,083	0	0	1,083	(5,427)	0	0	(5,427)	(4,344)	6,019	1,675

Total Over the Counter	$16,577	$30,729	$1,013	$48,319	$(30,393)	$(54,548)	$(30,289)	$(115,230)

(p)

Securities with an aggregate market value of $82,296 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	135

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$121	$121
Swap Agreements	0	2,527	0	0	8,821	11,348

	$0	$2,527	$0	$0	$8,942	$11,469

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,577	$0	$16,577
Purchased Options	0	0	0	0	30,729	30,729
Swap Agreements	0	703	0	0	310	1,013

	$0	$703	$0	$16,577	$31,039	$48,319

	$0	$3,230	$0	$16,577	$39,981	$59,788

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6,037	$6,037
Futures	0	0	0	0	3,195	3,195
Swap Agreements	0	5	0	0	23,361	23,366

	$0	$5	$0	$0	$32,593	$32,598

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,393	$0	$30,393
Written Options	0	0	0	0	54,548	54,548
Swap Agreements	0	30,289	0	0	0	30,289

	$0	$30,289	$0	$30,393	$54,548	$115,230

	$0	$30,294	$0	$30,393	$87,141	$147,828

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$468	$468
Futures	0	0	0	0	45,015	45,015
Swap Agreements	0	19,813	0	0	48,032	67,845

	$0	$19,813	$0	$0	$93,515	$113,328

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$112,285	$0	$112,285
Purchased Options	0	0	0	0	1,844	1,844
Written Options	0	5,306	0	0	2,980	8,286
Swap Agreements	0	(1,545)	(760)	0	(1,314)	(3,619)

	$0	$3,761	$(760)	$112,285	$3,510	$118,796

	$0	$23,574	$(760)	$112,285	$97,025	$232,124

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$432	$432
Futures	0	0	0	0	(27,032)	(27,032)
Swap Agreements	0	17,160	0	0	120,312	137,472

	$0	$17,160	$0	$0	$93,712	$110,872

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,221	$0	$2,221
Purchased Options	0	0	0	0	(13,509)	(13,509)
Written Options	0	(2,583)	0	0	56,175	53,592
Swap Agreements	0	(15,777)	(114)	0	240	(15,651)

	$0	$(18,360)	$(114)	$2,221	$42,906	$26,653

	$0	$(1,200)	$(114)	$2,221	$136,618	$137,525

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$14,696	$292,405	$84,071	$391,172
Corporate Bonds & Notes
Banking & Finance	0	473,131	705	473,836
Industrials	0	629,579	1,230	630,809
Utilities	0	421,829	0	421,829
Convertible Bonds & Notes
Banking & Finance	0	16,862	0	16,862
Industrials	0	3,910	0	3,910
Municipal Bonds & Notes
Illinois	0	20	0	20
Puerto Rico	0	82	0	82
U.S. Government Agencies	0	4,853,434	0	4,853,434
U.S. Treasury Obligations	0	988,436	0	988,436
Non-Agency Mortgage-Backed Securities	0	2,396,160	0	2,396,160
Asset-Backed Securities	0	1,381,501	4,917	1,386,418
Sovereign Issues	0	183,229	5,227	188,456
Common Stocks
Communication Services	2,479	0	0	2,479
Consumer Discretionary	1,902	0	1,327	3,229
Financials	353	0	9,109	9,462
Industrials	0	0	17,143	17,143
Rights
Financials	0	0	254	254
Warrants
Financials	0	0	281	281

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Information Technology	$0	$0	$74	$74
Preferred Securities
Financials	0	18,163	0	18,163
Industrials	0	0	1,332	1,332
Real Estate Investment Trusts
Real Estate	76	0	0	76
Short-Term Instruments
Repurchase Agreements	0	545,695	0	545,695
Argentina Treasury Bills	0	3,950	0	3,950
Japan Treasury Bills	0	225,542	0	225,542
U.S. Treasury Bills	0	9,987	0	9,987

	$19,506	$12,443,915	$125,670	$12,589,091

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$435,729	$0	$0	$435,729

Total Investments	$455,235	$12,443,915	$125,670	$13,024,820

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(582,451)	$0	$(582,451)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	137

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$121	$11,340	$0	$11,461
Over the counter	0	48,319	0	48,319

	$121	$59,659	$0	$59,780

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(133)	(32,465)	0	(32,598)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Over the counter	$0	$(115,230)	$0	$(115,230)

	$(133)	$(147,695)	$0	$(147,828)

Total Financial Derivative Instruments	$(12)	$(88,036)	$0	$(88,048)

Totals	$455,223	$11,773,428	$125,670	$12,354,321

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$32,040	$38,499	$(1,406)	$385	$0	$5,737	$8,931	$(115)	$84,071	$5,719
Corporate Bonds & Notes
Banking & Finance	14,467	0	(14,030)	26	(630)	872	0	0	705	(29)
Industrials	1,576	0	(236)	0	0	(110)	0	0	1,230	(91)
Non-Agency Mortgage-Backed Securities	402,169	1	(60,492)	(164)	(1,705)	(23,207)	0	(316,602)	0	0
Asset-Backed Securities	771	5,578	(27)	0	0	(1,405)	0	0	4,917	(1,406)
Sovereign Issues	0	12,028	0	5	0	(10,617)	3,811	0	5,227	(10,618)
Common Stocks
Consumer Discretionary(2)	6,443	0	0	0	0	(5,116)	0	0	1,327	(5,116)
Financials	11,339	0	0	0	0	(2,230)	0	0	9,109	(2,230)
Industrials	17,193	0	0	0	0	(50)	0	0	17,143	(50)
Materials	0	0	(79)	0	79	0	0	0	0	0
Real Estate	22	0	0	0	0	(22)	0	0	0	(22)
Rights
Financials	182	0	0	0	0	72	0	0	254	72
Warrants
Financials(3)	216	0	0	0	0	65	0	0	281	65
Information Technology	134	0	0	0	0	(60)	0	0	74	(60)
Preferred Securities
Industrials	1,740	0	0	0	0	(408)	0	0	1,332	(408)
Utilities	48,665	0	(46,948)	0	(3,580)	1,863	0	0	0	0

	$536,957	$56,106	$(123,218)	$252	$(5,836)	$(34,616)	$12,742	$(316,717)	$125,670	$(14,174)

Financial Derivative Instruments - Assets
Over the counter	$10,454	$0	$0	$0	$0	$(10,454)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(9,333)	$0	$0	$0	$0	$9,333	$0	$0	$0	$0

Totals	$538,078	$56,106	$(123,218)	$252	$(5,836)	$(35,737)	$12,742	$(316,717)	$125,670	$(14,174)

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$28,752	Discounted Cash Flow	Discount Rate		8.410	—
	41,868	Indicative Market Quotation	Price		97.000	—
	13,451	Third Party Vendor	Broker Quote		91.000-93.000	91.672
Corporate Bonds & Notes
Banking & Finance	705	Indicative Market Quotation	Price		7.400	—
Industrials	1,230	Discounted Cash Flow	Discount Rate		5.490	—
Asset-Backed Securities	4,211	Discounted Cash Flow	Discount Rate		13.500	—
	706	Discounted Cash Flow/ Indicative Market Quotation	Discount Rate/Broker Quote		9.990/95.250	—
Sovereign Issues	5,227	Third Party Vendor	Expected Recovery		6.000	—
Common Stocks
Consumer Discretionary	1,327	Adjusted Market Price	Adjustment Factor		10.000	—
Financials	9,109	Indicative Market Quotation	Price		$22.250	—
Industrials	17,134	Discounted Cash Flow/Comparable Multiple	Discount Rate/Revenue Multiple/EBITDA Multiple	%/X/X	10.000/0.550/6.000	—
	9	Indicative Market Quotation	Broker Quote		$3.000	—
Rights
Financials	254	Other Valuation Techniques(4)	—		—	—
Warrants
Financials	10	Indicative Market Quotation	Price		$1.000-2.250	2.127
	271	Other Valuation Techniques(4)	—		—	—
Information Technology	74	Comparable Multiple	EBITDA Multiple	X	4.500	—
Preferred Securities
Industrials	1,332	Discounted Cash Flow/Comparable Multiple	Discount Rate/TBV Multiple	%/X	27.030/0.340	—

Total	$125,670

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Communication Services to Consumer Discretionary since prior fiscal year end.
(3)	Security type updated from Rights to Warrants since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	139

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

CORPORATE BONDS & NOTES 56.7%

BANKING & FINANCE 55.0%

ABN AMRO Bank NV
4.750% due 09/22/2027 •(d)(e)	EUR	9,200	$8,016

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 ^(a)(e)		$5,000	503

Athora Netherlands NV
7.000% due 06/19/2025 •(d)(e)	EUR	5,000	5,127

AXIS Specialty Finance LLC
4.900% due 01/15/2040 •(h)		$7,000	5,684

Banca Monte dei Paschi di Siena SpA
7.677% due 01/18/2028 •	EUR	1,300	1,187
8.000% due 01/22/2030 •		2,800	2,718
8.500% due 09/10/2030 •		7,600	7,401
10.500% due 07/23/2029		2,000	2,107

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(d)(e)		12,600	13,091

Banco Mercantil del Norte SA
6.625% due 01/24/2032 •(d)(e)		$2,700	2,180
8.375% due 10/14/2030 •(d)(e)		17,200	15,984

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(d)(e)	EUR	4,600	4,570
7.500% due 05/19/2025 •(d)(e)		14,100	14,870

Bank of Nova Scotia
3.625% due 10/27/2081 •(e)(f)		$5,900	4,330
4.900% due 06/04/2025 •(d)(e)(h)		7,300	6,661

Bankinter SA
7.375% due 08/15/2028 •(d)(e)	EUR	1,400	1,428

Barclays PLC
6.125% due 12/15/2025 •(d)(e)		$36,400	30,950
8.000% due 06/15/2024 •(d)(e)		200	181
8.000% due 03/15/2029 •(d)(e)		2,900	2,483

BNP Paribas SA
7.375% due 08/19/2025 •(d)(e)		6,500	6,185
7.750% due 08/16/2029 •(d)(e)		9,700	9,309
9.250% due 11/17/2027 •(d)(e)		1,300	1,323

BPCE SA
2.125% due 10/13/2046 •(e)	EUR	2,200	1,721

CaixaBank SA
3.625% due 09/14/2028 •(d)(e)		4,800	3,413
5.875% due 10/09/2027 •(d)(e)		10,400	9,998
8.250% due 03/13/2029 •(d)(e)		6,000	6,063

Citigroup, Inc.
7.375% due 05/15/2028 •(d)		$8,700	8,571

Commerzbank AG
6.500% due 10/09/2029 •(d)(e)	EUR	3,000	2,559

Cooperatieve Rabobank UA
3.100% due 06/29/2028 •(d)(e)		8,200	6,818
3.250% due 12/29/2026 •(d)(e)		400	354
4.875% due 06/29/2029 •(d)(e)		1,400	1,313

CPI Property Group SA
4.875% due 07/16/2025 •(d)		11,500	5,284

Credit Agricole SA
7.250% due 09/23/2028 •(d)(e)		300	318
8.125% due 12/23/2025 •(d)(e)(h)		$8,800	8,531

Credit Suisse Group AG
6.442% due 08/11/2028 •		600	597

Credit Suisse AG AT1 Claim ^		58,550	3,367

de Volksbank NV
7.000% due 12/15/2027 •(d)(e)	EUR	2,400	2,105

Deutsche Bank AG
4.789% due 04/30/2025 •(d)(e)		$6,000	4,304
5.882% due 07/08/2031 •		22,800	19,826
6.750% due 10/30/2028 •(d)(e)	EUR	2,800	2,304
7.079% due 02/10/2034 •		$3,000	2,785
10.000% due 12/01/2027 •(d)(e)	EUR	8,200	8,288

DNB Bank ASA
5.203% (US0003M + 0.250%) due 05/23/2023 ~(d)		$1,700	1,122

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032 (h)		1,100	929

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Erste Group Bank AG
4.250% due 10/15/2027 •(d)(e)	EUR	9,600	$7,777
6.500% due 04/15/2024 •(d)(e)		4,200	4,288

Freedom Mortgage Corp.
6.625% due 01/15/2027		$4,800	3,698

Hongkong & Shanghai Banking Corp. Ltd.
5.013% (US0003M + 0.188%) due 04/27/2023 ~(d)		1,900	1,394

HSBC Bank PLC
5.251% due 06/15/2023 •(d)		1,500	1,101
5.401% (US0006M + 0.250%) due 06/30/2023 ~(d)		5,090	3,720
5.460% (US0006M + 0.250%) due 09/29/2023 ~(d)(h)		5,700	4,166

HSBC Holdings PLC
6.375% due 03/30/2025 •(d)(e)		13,900	12,793

ING Groep NV
4.250% due 05/16/2031 •(d)(e)		7,900	5,241
6.500% due 04/16/2025 •(d)(e)		26,948	24,308
6.750% due 04/16/2024 •(d)(e)		400	370
7.500% due 05/16/2028 •(d)(e)		11,000	9,981

Intesa Sanpaolo SpA
5.875% due 09/01/2031 •(d)(e)	EUR	10,300	8,833
7.700% due 09/17/2025 •(d)(e)		$4,200	3,864
8.248% due 11/21/2033 •(h)		9,700	10,293

LeasePlan Corp. NV
7.375% due 05/29/2024 •(d)(e)	EUR	7,200	7,570

Legal & General Group PLC
5.625% due 03/24/2031 •(d)(e)	GBP	1,600	1,554

LFS Topco LLC
5.875% due 10/15/2026		$6,400	5,585

Liberty Mutual Group, Inc.
3.625% due 05/23/2059 •	EUR	4,100	4,087
4.125% due 12/15/2051 •		$7,000	5,630
4.300% due 02/01/2061		5,100	3,038

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(d)(e)		11,700	11,070
7.500% due 09/27/2025 •(d)(e)		14,060	13,080
8.000% due 09/27/2029 •(d)(e)		10,600	9,792

Midcap Financial Issuer Trust
6.500% due 05/01/2028		4,940	4,207

Morgan Stanley
5.948% due 01/19/2038 •(h)		10,900	10,850

Munich Re
5.875% due 05/23/2042 •		2,000	1,988

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		5,000	4,542

Nationwide Building Society
5.875% due 12/20/2024 •(d)(e)	GBP	400	445

NatWest Group PLC
4.600% due 06/28/2031 •(d) (e)		$6,650	4,697
6.000% due 12/29/2025 •(d)(e)		21,900	20,030
8.000% due 08/10/2025 •(d)(e)		6,300	6,234

Nordea Bank Abp
3.750% due 03/01/2029 •(d)(e)(h)		12,000	9,347

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		6,200	4,943
5.750% due 09/15/2031		1,500	1,190

PNC Financial Services Group, Inc.
6.250% due 03/15/2030 •(d)		17,700	16,414

Prudential Financial, Inc.
5.125% due 03/01/2052 •(h)		5,900	5,214

Santander U.K. Group Holdings PLC
6.750% due 06/24/2024 •(d)(e)	GBP	3,100	3,408

Skandinaviska Enskilda Banken AB
6.875% due 06/30/2027 •(d)(e)		$400	373

Societe Generale SA
6.691% due 01/10/2034 •		300	307
7.375% due 10/04/2023 •(d)(e)		500	453
8.000% due 09/29/2025 •(d)(e)		6,250	5,848
9.375% due 11/22/2027 •(d)(e)		4,100	3,890

Standard Chartered PLC
7.750% due 08/15/2027 •(d)(e)(h)		7,300	6,882

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Svenska Handelsbanken AB
4.375% due 03/01/2027 •(d)(e)		$5,600	$4,809
4.750% due 03/01/2031 •(d)(e)		1,800	1,452

Swedbank AB
7.625% due 03/17/2028 •(d)(e)		8,800	8,350

Textron Financial Corp.
6.599% (US0003M + 1.735%) due 02/15/2067 ~		13,042	9,895

Toronto-Dominion Bank
8.125% due 10/31/2082 •(e)(h)		7,000	7,123

UBS Group AG
4.875% due 02/12/2027 •(d)(e)		6,400	5,001

UniCredit SpA
3.127% due 06/03/2032 •(h)		7,800	6,131
5.459% due 06/30/2035 •		10,100	8,332

USB Realty Corp.
5.977% (US0003M + 1.147%) due 01/15/2027 ~(d)(h)		6,567	4,728

Virgin Money U.K. PLC
7.875% due 12/14/2028 •	GBP	900	1,102
9.250% due 06/08/2024 •(d)(e)		6,000	6,973

			585,249

INDUSTRIALS 0.8%

South Jersey Industries, Inc.
5.020% due 04/15/2031 (h)		$9,700	8,240

UTILITIES 0.9%

CMS Energy Corp.
4.750% due 06/01/2050 •		2,800	2,426

Edison International
8.125% due 06/15/2053 •		3,300	3,349

Sempra Energy
4.125% due 04/01/2052 •(h)		4,800	3,881

			9,656

Total Corporate Bonds & Notes (Cost $704,651)			603,145

		SHARES
PREFERRED SECURITIES 41.1%

FINANCIALS 36.9%

Aircastle Ltd.
5.250% due 06/15/2026 •(d)		5,200,000	3,861

Ally Financial, Inc.
4.700% due 05/15/2028 •(d)		5,000,000	3,315

American AgCredit Corp.
5.250% due 06/15/2026 •(d)		5,000,000	4,489

American Express Co.
3.550% due 09/15/2026 •(d)		16,900,000	14,271

Banco Bilbao Vizcaya Argentaria SA
6.000% due 01/15/2026 •(d)(e)		3,800,000	3,838

Banco Santander SA
4.125% due 11/12/2027 •(d)(e)		6,200,000	5,067
4.375% due 01/14/2026 •(d)(e)		3,000,000	2,584

Bank of America Corp.
5.875% due 03/15/2028 •(d)		44,610,000	40,206

Bankinter SA
6.250% due 01/17/2026 •(d)(e)		3,000,000	3,004

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(d)		2,000,000	1,750

CaixaBank SA
5.250% due 03/23/2026 •(d)(e)		1,000,000	923
6.750% due 06/13/2024 •(d)(e)		6,600,000	6,904

Charles Schwab Corp.
4.000% due 12/01/2030 •(d)		29,000,000	22,873
5.000% due 12/01/2027 •(d)(h)		11,875,000	9,300

Citigroup, Inc.
4.700% due 01/30/2025 •(d)		5,200,000	4,569
5.950% due 05/15/2025 •(d)		5,800,000	5,513
6.300% due 05/15/2024 •(d)		10,354,000	9,832

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

	SHARES	MARKET VALUE (000S)

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(d)	8,500,000	$6,513
5.650% due 10/06/2025 •(d)	1,800,000	1,634
6.375% due 04/06/2024 •(d)	8,400,000	7,233

Compeer Financial ACA
4.875% due 08/15/2026 •(d)	5,000,000	5,154

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(d)	10,000,000	7,606

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(d)	7,000,000	6,024

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(d)	10,000,000	8,177
3.800% due 05/10/2026 •(d)	3,500,000	2,918
4.400% due 02/10/2025 •(d)	4,300,000	3,715
7.733% (US0003M + 2.874%) due 05/01/2023 ~(d)	18,400,000	17,605

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(d)	3,913,000	4,925

JPMorgan Chase & Co.
4.200% due 09/01/2026 (d)	200,000	3,954
4.600% due 02/01/2025 •(d)(h)	22,500,000	21,048
4.625% due 06/01/2026 (d)	200,000	4,224
6.100% due 10/01/2024 •(d)(h)	2,300,000	2,250

Morgan Stanley
4.875% due 01/15/2025 (d)	230,000	5,115
5.850% (US0003M + 3.491%) due 04/15/2027 ~(d)	361,506	8,958
5.875% due 09/15/2026 •(d)	2,900,000	2,860
6.500% due 10/15/2027 (d)	50,000	1,270
8.026% (US0003M + 3.160%) due 12/15/2025 ~(d)	12,500,000	12,294

Nationwide Building Society
10.250% ~	73,204	10,829

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(d)	17,000,000	13,354

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(d)	27,139,725	28,420

	SHARES	MARKET VALUE (000S)

SVB Financial Group
4.100% due 02/15/2031 ^(a)(d)	28,200,000	$1,793
4.700% due 11/15/2031 ^(a)(d)	10,000,000	663

Truist Financial Corp.
5.100% due 03/01/2030 •(d)(h)	8,900,000	7,814
7.968% (US0003M + 3.102%) due 12/15/2024 ~(d)	11,400,000	10,894

U.S. Bancorp
3.700% due 01/15/2027 •(d)	14,400,000	11,243
5.300% due 04/15/2027 •(d)(h)	5,850,000	5,028

Wells Fargo & Co.
3.900% due 03/15/2026 •(d)	3,000,000	2,651
4.250% due 09/15/2026 (d)	200,000	3,440
4.750% due 03/15/2025 (d)	80,200	1,541
5.900% due 06/15/2024 •(d)	20,250,000	19,117

		392,563

INDUSTRIALS 1.3%

Energy Transfer LP
6.750% due 05/15/2025 •(d)	2,900,000	2,563
7.125% due 05/15/2030 •(d)	13,600,000	11,434

		13,997

UTILITIES 2.9%

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(d)	6,830,000	6,447

Edison International
5.000% due 12/15/2026 •(d)	10,300,000	8,620

Sempra Energy
4.875% due 10/15/2025 •(d)	16,200,000	15,224

		30,291

Total Preferred Securities (Cost $545,768)		436,851

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (g) 1.8%
		$19,153

U.S. TREASURY BILLS 0.7%
4.470% due 04/06/2023 - 05/09/2023 (b)(c)(k)	$7,215	7,191

Total Short-Term Instruments (Cost $26,344)		26,344

Total Investments in Securities (Cost $1,276,763)		1,066,340

	SHARES
INVESTMENTS IN AFFILIATES 10.9%

SHORT-TERM INSTRUMENTS 10.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.9%

PIMCO Short-Term Floating NAV Portfolio III	11,889,225	115,587

Total Short-Term Instruments (Cost $115,552)		115,587

Total Investments in Affiliates (Cost $115,552)		115,587

Total Investments 111.2% (Cost $1,392,315)		$1,181,927

Financial Derivative Instruments (i)(j) (0.5)% (Cost or Premiums, net $(4,655))		(5,065)

Other Assets and Liabilities, net (10.7)%		(113,630)

Net Assets 100.0%		$1,063,232

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is not accruing income as of the date of this report.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank of Nova Scotia	3.625%	10/27/2081	09/29/2021	$ 5,900	$4,330	0.41%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	141

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$19,153	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(19,536)	$19,153	$19,154

Total Repurchase Agreements						$(19,536)	$19,153	$19,154

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	5.150%	01/10/2023	04/12/2023		$(27,138)	$(27,460)
	5.150	03/14/2023	04/12/2023		(7,605)	(7,627)
	5.150	03/17/2023	04/12/2023		(2,049)	(2,054)
DEU	5.200	02/24/2023	05/24/2023		(15,076)	(15,158)
	5.200	03/14/2023	05/24/2023		(5,883)	(5,900)
	5.200	03/16/2023	05/24/2023		(9,121)	(9,145)
	5.200	03/23/2023	05/24/2023		(11,651)	(11,670)
JML	2.750	02/28/2023	TBD	(3)	(5,152)	(5,165)
	5.320	01/06/2023	07/06/2023		(14,045)	(14,214)
	5.320	02/23/2023	07/06/2023		(983)	(989)
	5.320	03/07/2023	07/06/2023		(8,830)	(8,864)
	5.320	03/15/2023	07/06/2023		(8,054)	(8,075)
JPS	5.320	01/06/2023	07/06/2023		(5,427)	(5,492)

Total Reverse Repurchase Agreements						$(121,813)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(37,141)	$0	$(37,141)	$40,483	$3,342
DEU	0	(41,873)	0	(41,873)	43,593	1,720
FICC	19,154	0	0	19,154	(19,536)	(382)
JML	0	(37,307)	0	(37,307)	41,192	3,885
JPS	0	(5,492)	0	(5,492)	5,657	165

Total Borrowings and Other Financing Transactions	$19,154	$(121,813)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(5,389)	$(41,873)	$(42,799)	$(90,061)
Preferred Securities	0	(31,752)	0	0	(31,752)

Total Borrowings	$0	$(37,141)	$(41,873)	$(42,799)	$(121,813)

Payable for reverse repurchase agreements					$(121,813)

(h)	Securities with an aggregate market value of $128,328 and cash of $2,597 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(108,750) at a weighted average interest rate of 3.047%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2023	95	$12,145	$261	$31	$(49)
Euro-Schatz June Futures	06/2023	266	30,491	277	13	(64)
U.S. Treasury 2-Year Note June Futures	06/2023	199	41,084	141	45	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	277	39,092	1,479	372	0
United Kingdom Long Gilt June Futures	06/2023	13	1,657	44	0	(10)

				$2,202	$461	$(123)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	74	$(10,902)	$(217)	$52	$(50)
Euro-Buxl 30-Year Bond June Futures	06/2023	113	(17,262)	(1,020)	83	(135)
U.S. Treasury 5-Year Note June Futures	06/2023	871	(95,381)	(1,352)	0	(197)

				$(2,589)	$135	$(382)

Total Futures Contracts				$(387)	$596	$(505)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(1)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/20/2025	GBP	5,400	$(44)	$29	$(15)	$0	$(10)
Pay(1)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/20/2028		13,200	(61)	113	52	0	(43)
Receive(1)	1-Day GBP-SONIO Compounded-OIS	3.500	Annual	09/20/2033		7,400	61	(131)	(70)	31	0
Receive(1)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		4,200	127	(167)	(40)	37	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	$	20,000	(4,738)	(146)	(4,884)	200	0

Total Swap Agreements							$(4,655)	$(302)	$(4,957)	$268	$(53)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$613	$268	$881	$0	$(505)	$(53)	$(558)

Cash of $9,650 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $17 for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	143

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023		$9,496	EUR	8,921	$179	$0

BPS	04/2023	AUD	316		$214	3	0
	04/2023		$4,591	EUR	4,254	30	(9)
	05/2023	EUR	38,902		$42,362	107	0

CBK	04/2023	GBP	220		265	0	(6)
	04/2023		$658	EUR	608	1	0
	04/2023		2,437	GBP	2,001	31	0

JPM	04/2023	EUR	28,840		$30,674	0	(603)
	04/2023		$2,412	EUR	2,266	46	0
	05/2023	EUR	1,808		$1,972	8	0

MBC	04/2023		72,391		76,893	0	(1,615)
	04/2023	GBP	2,280		2,802	0	(11)
	04/2023		$28,737	EUR	26,941	481	0
	04/2023		1,277	GBP	1,039	5	0

RBC	04/2023		35,354		28,689	37	0
	05/2023	GBP	28,689		$35,375	0	(38)

SCX	04/2023		563		695	0	0

SOG	04/2023		$169,507	EUR	155,998	0	(326)
	05/2023	EUR	155,999		$169,775	330	0

TOR	04/2023	GBP	28,666		34,479	0	(884)

UAG	04/2023	EUR	138,467		147,013	0	(3,154)

Total Forward Foreign Currency Contracts						$1,258	$(6,646)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$179	$0	$0	$179	$0	$0	$0	$0	$179	$0	$179
BPS	140	0	0	140	(9)	0	0	(9)	131	0	131
CBK	32	0	0	32	(6)	0	0	(6)	26	0	26
JPM	54	0	0	54	(603)	0	0	(603)	(549)	731	182
MBC	486	0	0	486	(1,626)	0	0	(1,626)	(1,140)	(320)	(1,460)
RBC	37	0	0	37	(38)	0	0	(38)	(1)	0	(1)
SOG	330	0	0	330	(326)	0	0	(326)	4	0	4
TOR	0	0	0	0	(884)	0	0	(884)	(884)	642	(242)
UAG	0	0	0	0	(3,154)	0	0	(3,154)	(3,154)	4,033	879

Total Over the Counter	$1,258	$0	$0	$1,258	$(6,646)	$0	$0	$(6,646)

(k)

Securities with an aggregate market value of $5,405 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

144	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$613	$613
Swap Agreements	0	0	0	0	268	268

	$0	$0	$0	$0	$881	$881

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,258	$0	$1,258

	$0	$0	$0	$1,258	$881	$2,139

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$505	$505
Swap Agreements	0	0	0	0	53	53

	$0	$0	$0	$0	$558	$558

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,646	$0	$6,646

	$0	$0	$0	$6,646	$558	$7,204

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,411)	$(4,411)
Swap Agreements	0	271	0	0	(743)	(472)

	$0	$271	$0	$0	$(5,154)	$(4,883)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,593	$0	$40,593
Swap Agreements	0	172	0	0	0	172

	$0	$172	$0	$40,593	$0	$40,765

	$0	$443	$0	$40,593	$(5,154)	$35,882

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$944	$944
Swap Agreements	0	239	0	0	(166)	73

	$0	$239	$0	$0	$778	$1,017

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,111)	$0	$(14,111)

	$0	$239	$0	$(14,111)	$778	$(13,094)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	145

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$585,249	$0	$585,249
Industrials	0	8,240	0	8,240
Utilities	0	9,656	0	9,656
Preferred Securities
Financials	28,502	364,061	0	392,563
Industrials	0	13,997	0	13,997
Utilities	0	30,291	0	30,291
Short-Term Instruments
Repurchase Agreements	0	19,153	0	19,153
U.S. Treasury Bills	0	7,191	0	7,191

	$28,502	$1,037,838	$0	$1,066,340

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$115,587	$0	$0	$115,587

Total Investments	$144,089	$1,037,838	$0	$1,181,927

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$179	$685	$0	$864
Over the counter	0	1,258	0	1,258

	$179	$1,943	$0	$2,122

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(308)	(250)	0	(558)
Over the counter	0	(6,646)	0	(6,646)

	$(308)	$(6,896)	$0	$(7,204)

Total Financial Derivative Instruments	$(129)	$(4,953)	$0	$(5,082)

Totals	$143,960	$1,032,885	$0	$1,176,845

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

146	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class C-2 shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Funds may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Funds and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency

ANNUAL REPORT	|	MARCH 31, 2023	147

Notes to Financial Statements	(Cont.)

gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Diversified Income Fund	Daily	Monthly

PIMCO ESG Income Fund	Daily	Monthly

PIMCO High Yield Spectrum Fund	Daily	Monthly

PIMCO Long-Term Credit Bond Fund	Daily	Monthly

PIMCO Low Duration Credit Fund	Daily	Monthly

PIMCO Low Duration Income Fund	Daily	Monthly

PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly

PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”)

148	PIMCO CREDIT BOND FUNDS

March 31, 2023

issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not

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Notes to Financial Statements	(Cont.)

open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

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Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.
∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker

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Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Adviser’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Diversified Income Fund	$31,808	$1,634	$1	$0	$(848)	$32,595	$1,634	$0

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Notes to Financial Statements	(Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$19,731	$142	$(19,700)	$(231)	$230	$172	$142	$0

PIMCO Diversified Income Fund	315,233	1,230,318	(1,231,205)	(144)	507	314,709	9,718	0

PIMCO High Yield Spectrum Fund	118	9,212	(9,200)	(1)	0	129	12	0

PIMCO Long-Term Credit Bond Fund	254	2,129,211	(2,106,001)	157	4	23,625	611	0

PIMCO Low Duration Credit Fund	5,410	192,423	(195,900)	23	1	1,957	423	0

PIMCO Low Duration Income Fund	197	530,778	(95,200)	(1)	(45)	435,729	2,777	0

PIMCO Preferred and Capital Securities Fund	173,568	1,206,131	(1,264,200)	47	41	115,587	2,631	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a

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percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash

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and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the

U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

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Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Low Duration Credit Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of an overnight bank funding rate based on variable rate plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused commitment amounts. As of March 31, 2023, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Interest and commitment and upfront fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statements of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

PIMCO High Yield Spectrum Fund	$9,000,000	08/29/2023	$30,919

PIMCO Low Duration Credit Fund	$20,000,000	08/29/2023	$62,758

*	Maximum available commitment prior to renewal on August 31, 2022, for PIMCO High Yield Spectrum Bond and PIMCO Low Duration Credit Fund was $15,000,000 and $28,000,000, respectively.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a

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financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Notes to Financial Statements	(Cont.)

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such

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risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of

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Notes to Financial Statements	(Cont.)

default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund	PIMCO Preferred and Capital Securities Fund

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

Capital Securities	—	—	—	—	—	—	—	X

Preferred Securities	—	—	—	—	—	—	—	X

Concentration in Banking Industries	—	—	—	—	—	—	—	X

Contingent Convertible Securities	—	—	X	—	—	—	X	X

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Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund	PIMCO Preferred and Capital Securities Fund

High Yield	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset- Backed Securities	X	X	X	—	X	—	X	—

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	—	X	X

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Subsidiary	—	—	—	—	—	—	—	X

Regulation S Securities	—	—	—	—	—	—	—	X

Short Exposure	X	X	X	X	X	X	X	X

Convertible Securities	X	—	—	—	—	—	—	—

Senior Loan	X	—	—	—	—	X	—	—

Distribution Rate	—	—	X	—	—	—	X	—

Environmental, Social and Governance Investing	—	—	X	—	—	—	—	—

LIBOR Transition	X	X	X	—	X	X	X	X

“Covenant-lite” Obligations	—	—	—	—	—	X	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Capital Securities Risk  is the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk  is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk  is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or

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other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Regulation S Securities Risk  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent the Fund invests in senior loans that are covenant-lite obligations, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in traditional loans

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons in addition to performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

“Covenant-lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

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(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

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8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to

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Notes to Financial Statements	(Cont.)

terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class C-2
PIMCO Credit Opportunities Bond Fund	0.60%	0.30%	0.40%	0.50%	(2)*	N/A	0.45%		0.45%	N/A
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.50%	(2)	0.30%	0.45%		0.45%	N/A
PIMCO ESG Income Fund	0.25%	0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	0.50%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Long-Term Credit Bond Fund	0.30%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO Low Duration Credit Fund	0.40%	0.30%	0.40%	N/A		N/A	0.35%		0.35%	N/A
PIMCO Low Duration Income Fund	0.30%	0.20%	0.30%	0.40%	(2)	N/A	0.35%		0.35%	0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%	0.35%	0.45%	0.55%	(2)	N/A	0.45%		0.45%	N/A

(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(2)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

168	PIMCO CREDIT BOND FUNDS

March 31, 2023

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Low Duration Income Fund	0.30%	0.25%

All Other Funds	0.75%	0.25%
Class C-2

PIMCO Low Duration Income Fund	0.50%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) as of March 31, 2023, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO ESG Income Fund	$83	$0	$1	$84

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	169

Notes to Financial Statements	(Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Diversified Income Fund	$15

PIMCO ESG Income Fund	9

PIMCO High Yield Spectrum Fund	1

PIMCO Low Duration Income Fund	56

PIMCO Preferred and Capital Securities Fund	17

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2023, the amount was $1,441,010. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Credit Opportunities Bond Fund	$7,715	$5,806	$(1,162)

PIMCO Diversified Income Fund	9,092	231,346	(21,455)

PIMCO ESG Income Fund	88	0	0

PIMCO High Yield Spectrum Fund	7,255	11,663	(1,032)

PIMCO Long-Term Credit Bond Fund	3,098	4,423	(4,574)

PIMCO Low Duration Credit Fund	17,163	70,582	(975)

PIMCO Low Duration Income Fund	106,361	34,239	(261)

PIMCO Preferred and Capital Securities Fund	1,186	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in

170	PIMCO CREDIT BOND FUNDS

March 31, 2023

frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$196,949	$178,417	$152,231	$196,099

PIMCO Diversified Income Fund	4,821,774	4,795,617	67,152	870,936

PIMCO ESG Income Fund	696,151	610,022	87,702	38,477

PIMCO High Yield Spectrum Fund	61,235	40,846	71,836	117,259

PIMCO Long-Term Credit Bond Fund	2,808,798	2,473,714	466,355	804,266

PIMCO Low Duration Credit Fund	4,120	0	77,405	264,529

PIMCO Low Duration Income Fund	52,219,852	49,313,240	1,700,181	2,134,801

PIMCO Preferred and Capital Securities Fund	0	0	287,100	1,056,234

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund				PIMCO Diversified Income Fund				PIMCO ESG Income Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	10,306	$95,290	11,133	$110,388	58,877	$546,965	76,724	$850,410	26,178	$246,061	13,928	$143,450

I-2	9,543	87,147	6,172	61,042	5,150	47,864	13,867	153,926	1,512	14,337	1,843	18,909

I-3	N/A	N/A	N/A	N/A	1,181	11,003	1,835	20,084	754	7,225	2,435	24,715

Administrative Class	N/A	N/A	N/A	N/A	922	8,902	1,389	14,479	N/A	N/A	N/A	N/A

Class A	626	5,801	1,375	13,686	2,931	27,245	5,473	60,703	404	3,944	240	2,483

Class C	79	716	65	633	493	4,576	523	5,816	35	322	2	19

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	671	6,142	655	6,437	17,598	162,554	14,088	154,498	1,116	10,397	212	2,191

I-2	459	4,185	453	4,434	760	7,043	1,143	12,585	130	1,210	15	152

I-3	N/A	N/A	N/A	N/A	160	1,480	99	1,080	81	759	6	66

Administrative Class	N/A	N/A	N/A	N/A	85	791	35	385	N/A	N/A	N/A	N/A

Class A	77	703	73	713	1,065	9,837	950	10,431	16	145	2	16

Class C	8	73	9	92	140	1,290	125	1,373	1	7	0	1

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(17,365)	(159,977)	(13,893)	(137,428)	(133,391)	(1,246,282)	(70,095)	(763,049)	(20,645)	(194,030)	(2,316)	(23,664)

I-2	(11,646)	(107,127)	(5,180)	(50,890)	(20,138)	(187,939)	(47,108)	(518,717)	(1,565)	(14,670)	(238)	(2,452)

I-3	N/A	N/A	N/A	N/A	(1,707)	(15,946)	(883)	(9,755)	(2,674)	(25,017)	(147)	(1,504)

Administrative Class	N/A	N/A	N/A	N/A	(2,078)	(18,961)	(279)	(3,050)	N/A	N/A	N/A	N/A

Class A	(1,007)	(9,313)	(901)	(8,893)	(10,575)	(98,381)	(10,626)	(116,466)	(350)	(3,340)	(64)	(669)

Class C	(232)	(2,086)	(77)	(754)	(2,174)	(20,267)	(1,973)	(21,673)	(36)	(332)	0	0

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(8,481)	$(78,446)	(116)	$(540)	(80,701)	$(758,226)	(14,713)	$(146,940)	4,957	$47,018	15,918	$163,713

ANNUAL REPORT	|	MARCH 31, 2023	171

Notes to Financial Statements	(Cont.)

	PIMCO High Yield Spectrum Fund				PIMCO Long-Term Credit Bond Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	10,825	$94,668	23,017	$231,625	130,794	$1,209,465	105,229	$1,309,599

I-2	3,931	34,326	4,333	43,035	9,464	88,979	6,434	76,461

I-3	1,344	11,553	223	2,240	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,458	12,879	1,319	13,216	N/A	N/A	N/A	N/A

Class C	106	922	206	2,056	N/A	N/A	N/A	N/A

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	793	6,808	855	8,517	19,461	177,407	20,787	258,511

I-2	1,055	9,047	1,159	11,536	601	5,488	650	8,108

I-3	12	105	19	193	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	348	2,977	243	2,419	N/A	N/A	N/A	N/A

Class C	33	282	20	198	N/A	N/A	N/A	N/A

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(14,660)	(128,196)	(26,595)	(264,143)	(153,201)	(1,382,969)	(86,575)	(1,099,044)

I-2	(6,723)	(56,938)	(13,267)	(127,578)	(8,748)	(80,451)	(7,788)	(96,698)

I-3	(221)	(1,914)	(366)	(3,651)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(2,205)	(19,170)	(1,858)	(18,470)	N/A	N/A	N/A	N/A

Class C	(201)	(1,736)	(198)	(1,966)	N/A	N/A	N/A	N/A

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease)resulting from Fund share transactions	(4,105)	$(34,387)	(10,890)	$(100,773)	(1,629)	$17,919	38,737	$456,937

172	PIMCO CREDIT BOND FUNDS

March 31, 2023

PIMCO Low Duration Credit Fund				PIMCO Low Duration Income Fund				PIMCO Preferred and Capital Securities Fund

Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

13,154	$115,421	28,019	$260,070	347,361	$2,777,528	415,757	$3,580,609	81,174	$746,280	94,361	$1,057,257

596	5,320	676	6,276	348,737	2,776,965	514,811	4,435,574	9,295	85,942	22,443	249,547

N/A	N/A	N/A	N/A	6,372	50,944	14,414	124,293	3,544	33,026	2,643	29,185

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

994	8,762	2,857	26,398	77,744	618,689	133,844	1,155,846	3,531	33,046	10,045	112,004

207	1,819	170	1,566	7,297	58,079	8,712	75,175	306	2,857	808	8,996

N/A	N/A	N/A	N/A	184	1,453	886	7,664	N/A	N/A	N/A	N/A

1,236	10,784	1,259	11,643	25,433	199,785	10,779	92,447	7,397	67,214	7,077	77,621

64	560	81	746	33,109	259,994	12,285	105,371	2,197	19,941	2,075	22,676

N/A	N/A	N/A	N/A	896	7,041	452	3,885	306	2,763	219	2,395

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

350	3,047	238	2,199	12,046	94,589	5,574	47,890	1,843	16,665	1,640	17,892

34	297	27	247	1,295	10,156	529	4,548	151	1,354	104	1,126

N/A	N/A	N/A	N/A	59	466	18	159	N/A	N/A	N/A	N/A

(41,635)	(363,050)	(13,561)	(125,438)	(451,207)	(3,608,276)	(241,843)	(2,063,018)	(151,451)	(1,410,261)	(64,398)	(704,528)

(1,127)	(9,872)	(1,695)	(15,690)	(406,004)	(3,227,850)	(274,780)	(2,338,263)	(29,545)	(271,818)	(14,364)	(156,955)

N/A	N/A	N/A	N/A	(10,754)	(85,602)	(8,885)	(75,551)	(3,676)	(33,588)	(2,558)	(28,317)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(2,459)	(21,479)	(1,858)	(17,170)	(136,189)	(1,082,491)	(96,274)	(824,750)	(17,329)	(157,243)	(9,019)	(98,124)

(273)	(2,397)	(518)	(4,802)	(11,955)	(95,027)	(6,687)	(57,401)	(784)	(7,137)	(483)	(5,253)

N/A	N/A	N/A	N/A	(346)	(2,740)	(145)	(1,238)	N/A	N/A	N/A	N/A

(28,859)	$(250,788)	15,695	$146,045	(155,922)	$(1,246,297)	489,447	$4,273,240	(93,041)	$(870,959)	50,593	$585,522

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Credit Bond Fund	1	0	12%	0%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on February 4, 2015, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 12.1% of the PCS Fund’s consolidated net assets.

ANNUAL REPORT	|	MARCH 31, 2023	173

Notes to Financial Statements	(Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Credit Opportunities Bond Fund	$3,448	$0	$(19,471)	$(1)	$(58,588)	$0	$0	$(74,612)

PIMCO Diversified Income Fund	0	0	(597,362)	(681)	(205,409)	0	(24,425)	(827,877)

PIMCO ESG Income Fund	0	0	(18,003)	(5)	(2,803)	0	(278)	(21,089)

PIMCO High Yield Spectrum Fund	1,135	0	(43,843)	(97)	(57,685)	0	0	(100,490)

PIMCO Long-Term Credit Bond Fund	2,986	0	(641,251)	(98)	(201,474)	0	0	(839,837)

PIMCO Low Duration Credit Fund	336	0	(9,189)	(5)	(84,462)	0	0	(93,320)

PIMCO Low Duration Income Fund	4,224	0	(593,425)	(3,470)	(705,262)	0	(71,104)	(1,369,037)

PIMCO Preferred and Capital Securities Fund	0	0	(213,832)	0	(205,681)	0	(18,027)	(437,540)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, return of capital distributions, hyperinflationary investments, and short positions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end and organizational expenditures.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

174	PIMCO CREDIT BOND FUNDS

March 31, 2023

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Credit Opportunities Bond Fund	$32,216	$26,372

PIMCO Diversified Income Fund	99,091	106,318

PIMCO ESG Income Fund	2,049	754

PIMCO High Yield Spectrum Fund*	5,929	51,756

PIMCO Long-Term Credit Bond Fund	112,321	89,153

PIMCO Low Duration Credit Fund*	9,075	75,387

PIMCO Low Duration Income Fund	533,462	171,800

PIMCO Preferred and Capital Securities Fund	80,136	125,545

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Credit Opportunities Bond Fund	$381,353	$7,306	$(26,825)	$(19,519)

PIMCO Diversified Income Fund	4,281,691	39,028	(636,161)	(597,133)

PIMCO ESG Income Fund	312,196	6,652	(24,668)	(18,016)

PIMCO High Yield Spectrum Fund	308,237	2,838	(46,634)	(43,796)

PIMCO Long-Term Credit Bond Fund	4,257,395	49,226	(689,888)	(640,662)

PIMCO Low Duration Credit Fund	170,205	1,580	(10,768)	(9,188)

PIMCO Low Duration Income Fund	13,248,052	649,767	(1,241,191)	(591,424)

PIMCO Preferred and Capital Securities Fund	1,384,990	9,874	(223,669)	(213,795)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, return of capital distributions, hyperinflationary investments, and short positions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Credit Opportunities Bond Fund	$12,500	$0	$0	$14,300	$0	$0

PIMCO Diversified Income Fund	191,265	0	0	190,430	0	0

PIMCO ESG Income Fund	12,270	327	0	2,422	23	0

PIMCO High Yield Spectrum Fund	20,687	0	0	24,346	0	0

PIMCO Long-Term Credit Bond Fund	162,492	21,742	0	197,790	73,802	0

PIMCO Low Duration Credit Fund	15,016	0	0	15,011	0	0

PIMCO Low Duration Income Fund	635,523	0	0	290,458	0	0

PIMCO Preferred and Capital Securities Fund	113,358	6,572	0	112,054	23,601	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

On May 19, 2023, a supplement was filed to provide notification of a change to the definition of “Capital Securities” for purposes of the PIMCO Preferred and Capital Securities Fund’s 80% policy. As of July 31, 2023, the definition of “Capital Securities” will include “(1) securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements and (2) securities, which may include instruments referred to as hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt.”

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	|	MARCH 31, 2023	175

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Credit Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, and the related statements of operations, of changes in net assets, and of cash flows for PIMCO Long-Term Credit Bond Fund for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, the cash flows for PIMCO Long-Term Credit Bond Fund and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Credit Opportunities Bond Fund (1)

PIMCO Diversified Income Fund (1)

PIMCO ESG Income Fund (1)

PIMCO High Yield Spectrum Fund (1)

PIMCO Long-Term Credit Bond Fund (3)

PIMCO Low Duration Credit Fund (1)

PIMCO Low Duration Income Fund (1)

PIMCO Preferred and Capital Securities Fund (2)

(1)

Statement of assets and liabilities, including the schedule of investments, as of March 31, 2023, and the related statement of operations for the year ended March 31, 2023, statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein

(2)

Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of March 31, 2023, and the related consolidated statement of operations for the year ended March 31, 2023, consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the consolidated financial highlights for each of the periods indicated therein

(3)

Statement of assets and liabilities, including the schedule of investments, as of March 31, 2023, and the related statements of operations and of cash flows for the year ended March 31, 2023, statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

176	PIMCO CREDIT BOND FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BNY	Bank of New York Mellon	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NXN	Natixis New York

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities, Inc.	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

BSH	Banco Santander S.A. - New York Branch	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CLY	Crédit Agricole Corporate and Investment Bank	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	STR	State Street FICC Repo

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone

BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar

CAD	Canadian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CHF	Swiss Franc	HUF	Hungarian Forint	RUB	Russian Ruble

CLP	Chilean Peso	IDR	Indonesian Rupiah	TWD	Taiwanese Dollar

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	ZAR	South African Rand

COP	Colombian Peso	KRW	South Korean Won

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	EUR001M	1 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	US0001M	ICE 1-Month USD LIBOR

CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

CMBX	Commercial Mortgage-Backed Index	LIBOR06M	6 Month USD-LIBOR	US0006M	ICE 6-Month USD LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day	MUTKCALM	Tokyo Overnight Average Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind

BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined

BRL-CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation

ANNUAL REPORT	|	MARCH 31, 2023	177

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Credit Opportunities Bond Fund	0.00%	0.00%	$12,500	$0	$10,015

PIMCO Diversified Income Fund	0.00%	0.00%	119,521	0	144,447

PIMCO ESG Income Fund	0.00%	0.00%	11,955	315	5,162

PIMCO High Yield Spectrum Fund	0.00%	0.00%	18,016	0	15,381

PIMCO Long-Term Credit Bond Fund	0.00%	0.00%	131,026	0	138,013

PIMCO Low Duration Credit Fund	0.00%	0.00%	15,016	0	5,802

PIMCO Low Duration Income Fund	0.00%	0.00%	635,523	0	307,835

PIMCO Preferred and Capital Securities Fund	30.38%	59.97%	62,019	6,350	67,869

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Credit Opportunities Bond Fund	0.00%

PIMCO Diversified Income Fund	0.00%

PIMCO ESG Income Fund	0.00%

PIMCO High Yield Spectrum Fund	0.00%

PIMCO Long-Term Credit Bond Fund	0.00%

PIMCO Low Duration Credit Fund	0.00%

PIMCO Low Duration Income Fund	0.00%

PIMCO Preferred and Capital Securities Fund	0.00%

178	PIMCO CREDIT BOND FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2023	179

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

180	PIMCO CREDIT BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2023	181

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

182	PIMCO CREDIT BOND FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	|	MARCH 31, 2023	183

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Credit Opportunities Bond Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1288	$0.0000	$0.0000	$0.1288

March 2023	$0.0939	$0.0000	$0.0000	$0.0939

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1265	$0.0000	$0.0000	$0.1265

March 2023	$0.0923	$0.0000	$0.0000	$0.0923

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1169	$0.0000	$0.0000	$0.1169

March 2023	$0.0873	$0.0000	$0.0000	$0.0873

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0824	$0.0000	$0.0000	$0.0824

March 2023	$0.0735	$0.0000	$0.0000	$0.0735

PIMCO Low Duration Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0250	$0.0000	$0.0000	$0.0250

November 2022	$0.0250	$0.0000	$0.0000	$0.0250

December 2022	$0.0325	$0.0000	$0.0000	$0.0325

January 2023	$0.0325	$0.0000	$0.0000	$0.0325

February 2023	$0.0325	$0.0000	$0.0000	$0.0325

March 2023	$0.0325	$0.0000	$0.0000	$0.0325

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0243	$0.0000	$0.0000	$0.0243

November 2022	$0.0244	$0.0000	$0.0000	$0.0244

December 2022	$0.0318	$0.0000	$0.0000	$0.0318

January 2023	$0.0319	$0.0000	$0.0000	$0.0319

February 2023	$0.0318	$0.0000	$0.0000	$0.0318

March 2023	$0.0319	$0.0000	$0.0000	$0.0319

184	PIMCO CREDIT BOND FUNDS

(Unaudited)

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0240	$0.0000	$0.0000	$0.0240

November 2022	$0.0240	$0.0000	$0.0000	$0.0240

December 2022	$0.0315	$0.0000	$0.0000	$0.0315

January 2023	$0.0315	$0.0000	$0.0000	$0.0315

February 2023	$0.0315	$0.0000	$0.0000	$0.0315

March 2023	$0.0315	$0.0000	$0.0000	$0.0315

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0224	$0.0000	$0.0000	$0.0224

November 2022	$0.0224	$0.0000	$0.0000	$0.0224

December 2022	$0.0299	$0.0000	$0.0000	$0.0299

January 2023	$0.0299	$0.0000	$0.0000	$0.0299

February 2023	$0.0299	$0.0000	$0.0000	$0.0299

March 2023	$0.0299	$0.0000	$0.0000	$0.0299

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0204	$0.0000	$0.0000	$0.0204

November 2022	$0.0204	$0.0000	$0.0000	$0.0204

December 2022	$0.0279	$0.0000	$0.0000	$0.0279

January 2023	$0.0280	$0.0000	$0.0000	$0.0280

February 2023	$0.0279	$0.0000	$0.0000	$0.0279

March 2023	$0.0279	$0.0000	$0.0000	$0.0279

C-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0192	$0.0000	$0.0000	$0.0192

November 2022	$0.0191	$0.0000	$0.0000	$0.0191

December 2022	$0.0265	$0.0000	$0.0000	$0.0265

January 2023	$0.0267	$0.0000	$0.0000	$0.0267

February 2023	$0.0266	$0.0000	$0.0000	$0.0266

March 2023	$0.0266	$0.0000	$0.0000	$0.0266

PIMCO Preferred and Capital Securities Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1661	$0.0000	$0.1800	$0.3461

March 2023	$0.1085	$0.0000	$0.0047	$0.1132

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1638	$0.0000	$0.1775	$0.3413

March 2023	$0.0981	$0.0000	$0.0142	$0.1123

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1643	$0.0000	$0.1782	$0.3425

March 2023	$0.1081	$0.0000	$0.0047	$0.1128

ANNUAL REPORT	|	MARCH 31, 2023	185

Distribution Information	(Cont.)	(Unaudited)

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1602	$0.0000	$0.1737	$0.3339

March 2023	$0.1027	$0.0000	$0.0045	$0.1072

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1507	$0.0000	$0.1633	$0.3140

March 2023	$0.0906	$0.0000	$0.0039	$0.0945

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

186	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3003AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

2	PIMCO FUNDAMENTAL INDEX FUNDS

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of

4	PIMCO FUNDAMENTAL INDEX FUNDS

COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Funds	(Cont.)

amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	—	—	07/31/08	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/18	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	08/23/19	—	08/23/19	08/23/19	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

6	PIMCO FUNDAMENTAL INDEX FUNDS

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2023	7

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	58.3%

Asset-Backed Securities	22.9%

Corporate Bonds & Notes	7.4%

Non-Agency Mortgage-Backed Securities	7.3%

U.S. Government Agencies	3.0%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	4.82%	(1.17)%	(0.66)%	2.16%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	4.47%	(1.55)%	(1.05)%	1.75%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	0.59%	(2.31)%	(1.42)%	1.49%
ICE BofA SOFR Overnight Rate Index**	2.78%	—	—	—
3 Month USD LIBOR	2.95%	1.68%	1.14%	1.08%
Lipper Alternative Equity Market Neutral Funds Average	3.02%	2.11%	2.27%	2.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.90% for the Institutional Class shares, and 1.30% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy. The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio contributed to returns relative to the S&P 500 Index. Highlights of the drivers of performance include the following:

»	Overweight exposure to, and selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the S&P 500 Index.

»	Overweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the S&P 500 Index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the S&P 500 Index.

»	Underweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the S&P 500 Index.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Long exposure to investment-grade corporate credit contributed to performance, as the Fund added to holdings during the 12-month period and corporate credit spreads tightened subsequently.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Class A - PIXAX
I-2 - PIXPX	Class C - PIXCX
I-3 - PXTNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	57.7%

Asset-Backed Securities	22.2%

Corporate Bonds & Notes	8.8%

Non-Agency Mortgage-Backed Securities	6.9%

U.S. Government Agencies	3.3%

Others	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	(5.86)%	8.02%	9.91%	10.50%
PIMCO RAE PLUS Fund I-2	(5.96)%	7.90%	9.80%	10.39%
PIMCO RAE PLUS Fund I-3	(5.96)%	7.86%	9.75%	10.34%
PIMCO RAE PLUS Fund Class A	(6.19)%	7.58%	9.48%	10.06%
PIMCO RAE PLUS Fund Class A (adjusted)	(9.71)%	6.76%	9.06%	9.82%
PIMCO RAE PLUS Fund Class C	(6.92)%	6.77%	8.65%	9.25%
PIMCO RAE PLUS Fund Class C (adjusted)	(7.70)%	6.77%	8.65%	9.25%
Russell 1000® Value Index	(5.91)%	7.50%	9.13%	7.40%
S&P 500 Index	(7.73)%	11.19%	12.24%	9.39%
Lipper Large-Cap Value Funds Average	(5.10)%	8.12%	9.39%	7.60%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.80% for the Institutional Class shares, 0.90% for I-2 shares, 1.00% for I-3 shares, 1.20% for Class A shares, and 1.95% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the Russell 1000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE U.S. Large Model Portfolio contributed to returns relative to the Russell 1000 Value Index (the “benchmark”). Highlights of the drivers of performance include the following:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark.

»	Security selection in the health care sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark.

»	Underweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector outperformed the benchmark and the Fund’s holdings underperformed the benchmark.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to U.K. long-end interest rates contributed to performance, as long-end U.K. interest rates rose.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	64.5%

Asset-Backed Securities	16.9%

Non-Agency Mortgage-Backed Securities	11.4%

Corporate Bonds & Notes	3.6%

U.S. Government Agencies	3.3%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	(7.88)%	1.09%	3.13%	9.85%
PIMCO RAE PLUS EMG Fund I-2	(8.07)%	0.96%	2.99%	9.72%
PIMCO RAE PLUS EMG Fund Class A	(8.44)%	0.62%	2.69%	9.40%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	(11.91)%	(0.15)%	2.30%	9.11%
PIMCO RAE PLUS EMG Fund Class C	(9.04)%	(0.10)%	1.92%	8.58%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	(9.86)%	(0.10)%	1.92%	8.58%
MSCI Emerging Markets Value Index	(9.44)%	(1.15)%	0.69%	6.13%
MSCI Emerging Markets Index	(10.70)%	(0.91)%	2.00%	7.21%
Lipper Emerging Market Funds Average	(9.43)%	(1.59)%	1.39%	6.74%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.12% for the Institutional Class shares, 1.22% for I-2 shares, 1.52% for Class A shares, and 2.27% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Value Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Value Index (the “benchmark”). Highlights of the drivers of performance include the following:

»	Security selection in the financials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark.

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark.

»	Security selection in the communication services sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark.

»	Underweight exposure to the consumer staples sector detracted from relative returns, as the sector outperformed the benchmark.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to U.K. long-end interest rates contributed to performance, as long-end U.K. interest rates rose.

»	Holdings of AAA-rated collateralized loan obligations contributed to performance, as prices for some securities increased.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	60.9%

Asset-Backed Securities	20.3%

Non-Agency Mortgage-Backed Securities	12.0%

Corporate Bonds & Notes	2.9%

U.S. Government Agencies	2.4%

U.S. Treasury Obligations	1.4%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	(4.09)%	1.20%	4.42%	6.45%
PIMCO RAE PLUS International Fund I-2	(4.04)%	1.06%	4.30%	6.33%
PIMCO RAE PLUS International Fund Class A	(4.39)%	0.84%	4.04%	6.07%
PIMCO RAE PLUS International Fund Class A (adjusted)	(8.02)%	0.08%	3.64%	5.71%
MSCI EAFE Value Index	(0.31)%	1.75%	3.75%	5.28%
MSCI EAFE Index	(1.38)%	3.52%	5.00%	6.55%
Lipper International Multi-Cap Value Funds Average	0.71%	1.88%	4.05%	5.53%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.84% for the Institutional Class shares, 0.94% for I-2 shares and 1.19% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE International Model Portfolio contributed to returns relative to the MSCI EAFE Value Index (the “benchmark”). Highlights of the drivers of performance include the following:

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark.

»	Security selection in the real estate sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark.

»	Underweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector outperformed the benchmark and the Fund’s holdings underperformed the benchmark.

»	Security selection in the health care sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to U.K. long-end interest rates contributed to performance, as long-end U.K. interest rates rose.

»	Holdings of AAA-rated collateralized debt obligations contributed to performance, as prices for select securities increased.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	11

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	56.4%

Asset-Backed Securities	22.9%

Non-Agency Mortgage-Backed Securities	14.3%

U.S. Government Agencies	3.7%

Corporate Bonds & Notes	2.6%

Sovereign Issues	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	(16.42)%	7.26%	9.60%	13.17%
PIMCO RAE PLUS Small Fund I-2	(16.52)%	7.16%	9.49%	13.07%
PIMCO RAE PLUS Small Fund Class A	(16.73)%	6.89%	9.21%	12.77%
PIMCO RAE PLUS Small Fund Class A (adjusted)	(19.87)%	6.08%	8.79%	12.40%
PIMCO RAE PLUS Small Fund Class C	(17.34)%	6.11%	8.41%	11.94%
PIMCO RAE PLUS Small Fund Class C (adjusted)	(18.13)%	6.11%	8.41%	11.94%
Russell 2000® Value Index	(12.96)%	4.55%	7.22%	10.23%
Russell 2000® Index	(11.61)%	4.71%	8.04%	10.85%
Lipper Small-Cap Value Funds Average	(7.27)%	5.68%	7.30%	10.40%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.85% for the Institutional Class shares, 0.95% for I-2 shares, 1.20% for Class A shares and 1.95% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE U.S. Small Model Portfolio contributed to returns relative to the Russell 2000 Value Index (the “benchmark”). Highlights of the drivers of performance include the following:

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector underperformed the benchmark and the Fund’s holdings outperformed the benchmark.

»	Underweight exposure to the financials sector contributed to relative returns, as the sector underperformed the benchmark.

»	Overweight exposure to, and security selection in, the real estate sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark.

»	Security selection in the energy sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to U.K. long-end interest rates contributed to performance, as long-end U.K. interest rates rose.

»	Holdings of AAA-rated collateralized loan obligations contributed to performance, as prices for select securities increased.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLBX
I-2 - PWLMX	Class C - PWLEX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	54.0%

Asset-Backed Securities	22.7%

Corporate Bonds & Notes	9.7%

Non-Agency Mortgage-Backed Securities	9.1%

U.S. Government Agencies	3.0%

U.S. Treasury Obligations	1.3%

Sovereign Issues	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	1.39%	3.32%	3.68%
PIMCO RAE Worldwide Long/Short PLUS Fund I-2	1.16%	3.22%	3.58%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	0.85%	2.90%	3.26%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	(4.65)%	1.74%	2.56%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	0.20%	2.15%	2.50%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	(0.71)%	2.15%	2.50%
ICE BofA SOFR Overnight Rate Index**	2.78%	—	—
3 Month USD LIBOR	2.95%	1.68%	1.32%	♦
Lipper Alternative Long/Short Equity Funds Funds Average	(2.41)%	4.05%	3.70%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019

♦ Average annual total return since 11/30/2014.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.20% for the Institutional Class shares, 1.30% for I-2 shares, 1.60% for Class A shares, and 2.35% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complementing this equity exposure with absolute return bond alpha strategy. The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s net long exposure to regional RAE low volatility strategies contributed to returns. Highlights of the drivers of performance include the following:

»	Net long exposure to regional RAE low volatility strategies contributed to performance, as the regional RAE low volatility strategies outperformed the respective market-capitalization weighted indexes.

»	Hedging non-U.S. currency risk in the portfolio’s long/short equity strategy contributed to performance, as the U.S. dollar strengthened relative to most major currencies.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to U.K. long-end interest rates contributed to performance, as long-end U.K. interest rates rose.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$1,034.00	$5.83	$1,000.00	$1,019.20	$5.79	1.15%
Class A	1,000.00	1,031.80	7.85	1,000.00	1,017.20	7.80	1.55

PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$1,168.90	$4.65	$1,000.00	$1,020.64	$4.33	0.86%
I-2	1,000.00	1,169.90	5.19	1,000.00	1,020.14	4.84	0.96
I-3	1,000.00	1,168.60	5.46	1,000.00	1,019.90	5.09	1.01
Class A	1,000.00	1,167.40	6.81	1,000.00	1,018.65	6.34	1.26
Class C	1,000.00	1,162.50	10.84	1,000.00	1,014.91	10.10	2.01

PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$1,183.50	$6.80	$1,000.00	$1,018.70	$6.29	1.25%
I-2	1,000.00	1,180.80	7.34	1,000.00	1,018.20	6.79	1.35
Class A	1,000.00	1,177.70	8.96	1,000.00	1,016.70	8.30	1.65
Class C	1,000.00	1,175.50	13.02	1,000.00	1,012.96	12.04	2.40

14	PIMCO FUNDAMENTAL INDEX FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$1,254.80	$6.30	$1,000.00	$1,019.35	$5.64	1.12%
I-2	1,000.00	1,254.50	6.86	1,000.00	1,018.85	6.14	1.22
Class A	1,000.00	1,251.90	8.25	1,000.00	1,017.60	7.39	1.47

PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$1,104.70	$5.51	$1,000.00	$1,019.70	$5.29	1.05%
I-2	1,000.00	1,104.10	6.03	1,000.00	1,019.20	5.79	1.15
Class A	1,000.00	1,103.20	7.34	1,000.00	1,017.95	7.04	1.40
Class C	1,000.00	1,099.80	11.26	1,000.00	1,014.21	10.80	2.15

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,073.00	$6.77	$1,000.00	$1,018.40	$6.59	1.31%
I-2	1,000.00	1,072.50	7.29	1,000.00	1,017.90	7.09	1.41
Class A	1,000.00	1,070.50	8.83	1,000.00	1,016.40	8.60	1.71
Class C	1,000.00	1,067.50	12.68	1,000.00	1,012.67	12.34	2.46

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2023	15

Benchmark Descriptions

Index*	Benchmark Description

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

* It is not possible to invest directly in an unmanaged index.

16	PIMCO FUNDAMENTAL INDEX FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2023	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class

03/31/2023	$8.56	$0.21	$0.21	$0.42	$(0.52)	$0.00	$0.00	$(0.52)

03/31/2022	9.51	0.07	(0.59)	(0.52)	(0.41)	0.00	(0.02)	(0.43)

03/31/2021	8.58	0.06	0.93	0.99	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.84	0.21	(1.47)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	10.12	0.20	(0.42)	(0.22)	(0.06)	0.00	0.00	(0.06)
Class A

03/31/2023	8.28	0.17	0.21	0.38	(0.49)	0.00	0.00	(0.49)

03/31/2022	9.23	0.03	(0.57)	(0.54)	(0.39)	0.00	(0.02)	(0.41)

03/31/2021	8.35	0.04	0.88	0.92	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.61	0.18	(1.44)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	9.89	0.16	(0.41)	(0.25)	(0.03)	0.00	0.00	(0.03)

PIMCO RAE PLUS Fund
Institutional Class

03/31/2023(h)	$20.25	$0.51	$(1.72)	$(1.21)	$(0.62)	$(1.91)	$0.00	$(2.53)

03/31/2022(h)	20.85	0.27	1.71	1.98	(2.58)	0.00	0.00	(2.58)

03/31/2021(h)	13.92	0.30	9.72	10.02	(3.09)	0.00	0.00	(3.09)

03/31/2020(h)	21.00	0.54	(4.32)	(3.78)	(0.54)	(2.73)	(0.03)	(3.30)

03/31/2019(h)	22.50	0.51	0.42	0.93	(0.30)	(2.13)	0.00	(2.43)
I-2

03/31/2023(h)	19.98	0.49	(1.71)	(1.22)	(0.60)	(1.91)	0.00	(2.51)

03/31/2022(h)	20.61	0.27	1.65	1.92	(2.55)	0.00	0.00	(2.55)

03/31/2021(h)	13.80	0.30	9.57	9.87	(3.06)	0.00	0.00	(3.06)

03/31/2020(h)	20.85	0.51	(4.29)	(3.78)	(0.51)	(2.73)	(0.03)	(3.27)

03/31/2019(h)	22.35	0.48	0.42	0.90	(0.27)	(2.13)	0.00	(2.40)
I-3

03/31/2023(h)	19.92	0.50	(1.71)	(1.21)	(0.60)	(1.91)	0.00	(2.51)

03/31/2022(h)	20.58	0.24	1.65	1.89	(2.55)	0.00	0.00	(2.55)

03/31/2021(h)	13.77	0.30	9.57	9.87	(3.06)	0.00	0.00	(3.06)

03/31/2020(h)	20.82	0.48	(4.26)	(3.78)	(0.51)	(2.73)	(0.03)	(3.27)

04/27/2018 - 03/31/2019(h)	22.77	0.42	0.06	0.48	(0.30)	(2.13)	0.00	(2.43)
Class A

03/31/2023(h)	18.51	0.41	(1.58)	(1.17)	(0.57)	(1.91)	0.00	(2.48)

03/31/2022(h)	19.29	0.18	1.56	1.74	(2.52)	0.00	0.00	(2.52)

03/31/2021(h)	13.05	0.24	9.03	9.27	(3.03)	0.00	0.00	(3.03)

03/31/2020(h)	19.89	0.42	(4.05)	(3.63)	(0.45)	(2.73)	(0.03)	(3.21)

03/31/2019(h)	21.45	0.39	0.42	0.81	(0.24)	(2.13)	0.00	(2.37)
Class C

03/31/2023(h)	15.87	0.23	(1.34)	(1.11)	(0.50)	(1.91)	0.00	(2.41)

03/31/2022(h)	16.89	0.03	1.35	1.38	(2.40)	0.00	0.00	(2.40)

03/31/2021(h)	11.67	0.09	8.04	8.13	(2.91)	0.00	0.00	(2.91)

03/31/2020(h)	18.12	0.24	(3.60)	(3.36)	(0.33)	(2.73)	(0.03)	(3.09)

03/31/2019(h)	19.83	0.21	0.36	0.57	(0.15)	(2.13)	0.00	(2.28)

PIMCO RAE PLUS EMG Fund
Institutional Class

03/31/2023	$7.31	$0.20	$(0.81)	$(0.61)	$0.00	$(0.59)	$0.00	$(0.59)

03/31/2022	10.27	0.12	0.11	0.23	(3.19)	0.00	0.00	(3.19)

03/31/2021	6.81	0.14	5.35	5.49	(2.03)	0.00	0.00	(2.03)

03/31/2020	9.94	0.21	(3.30)	(3.09)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.33	0.18	(1.28)	(1.10)	(0.29)	0.00	0.00	(0.29)
I-2

03/31/2023	7.27	0.17	(0.79)	(0.62)	0.00	(0.59)	0.00	(0.59)

03/31/2022	10.25	0.12	0.09	0.21	(3.19)	0.00	0.00	(3.19)

03/31/2021	6.80	0.13	5.35	5.48	(2.03)	0.00	0.00	(2.03)

03/31/2020	9.94	0.20	(3.30)	(3.10)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.31	0.18	(1.28)	(1.10)	(0.27)	0.00	0.00	(0.27)

18	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.46	4.82%	$583,106	1.07%		1.07%		0.89%		0.89%		2.37%	113%

8.56	(5.44)	665,443	0.90		0.90		0.89		0.89		0.73	112

9.51	11.60	1,075,166	0.91		0.91		0.89		0.89		0.69	355

8.58	(12.80)	1,591,563	0.96		0.96		0.89		0.89		2.21	455

9.84	(2.23)	1,591,337	0.98		0.98		0.89		0.89		2.04	408

8.17	4.47	13,211	1.47		1.47		1.29		1.29		1.99	113

8.28	(5.85)	12,280	1.30		1.30		1.29		1.29		0.32	112

9.23	11.05	10,355	1.31		1.31		1.29		1.29		0.44	355

8.35	(13.11)	4,987	1.36		1.36		1.29		1.29		1.90	455

9.61	(2.58)	9,366	1.38		1.38		1.29		1.29		1.63	408

$16.51	(5.86)%	$370,230	0.83%		0.83%		0.79%		0.79%		2.83%	120%

20.25	9.93	453,630	0.80		0.80		0.79		0.79		1.31	120

20.85	75.31	695,032	0.80		0.80		0.79		0.79		1.71	271

13.92	(22.56)	291,485	0.87		0.87		0.79		0.79		2.58	441

21.00	4.65	491,771	0.93		0.93		0.79		0.79		2.24	399

16.25	(5.96)	193,574	0.93		0.93		0.89		0.89		2.81	120

19.98	9.83	288,189	0.90		0.90		0.89		0.89		1.25	120

20.61	74.92	293,626	0.90		0.90		0.89		0.89		1.64	271

13.80	(22.63)	202,721	0.97		0.97		0.89		0.89		2.46	441

20.85	4.64	296,026	1.03		1.03		0.89		0.89		2.14	399

16.20	(5.96)	9,051	0.98		1.03		0.94		0.99		2.85	120

19.92	9.66	8,445	0.95		1.00		0.94		0.99		1.23	120

20.58	75.06	6,529	0.95		1.00		0.94		0.99		1.61	271

13.77	(22.67)	3,142	1.02		1.07		0.94		0.99		2.33	441

20.82	2.68	1,890	1.08	*	1.13	*	0.94	*	0.99	*	2.11 *	399

14.86	(6.19)	443,313	1.23		1.23		1.19		1.19		2.56	120

18.51	9.44	532,609	1.20		1.20		1.19		1.19		0.95	120

19.29	74.44	508,605	1.20		1.20		1.19		1.19		1.34	271

13.05	(22.88)	367,647	1.27		1.27		1.19		1.19		2.17	441

19.89	4.34	649,864	1.33		1.33		1.19		1.19		1.84	399

12.35	(6.92)	51,114	1.98		1.98		1.94		1.94		1.69	120

15.87	8.63	94,548	1.95		1.95		1.94		1.94		0.18	120

16.89	73.29	131,664	1.95		1.95		1.94		1.94		0.61	271

11.67	(23.52)	154,295	2.02		2.02		1.94		1.94		1.43	441

18.12	3.53	281,900	2.08		2.08		1.94		1.94		1.09	399

$6.11	(7.88)%	$181,436	1.20%		1.20%		1.10%		1.10%		3.13%	266%

7.31	0.27	170,539	1.12		1.12		1.10		1.10		1.18	137

10.27	84.08	936,800	1.17	(e)	1.17	(e)	1.13	(e)	1.13	(e)	1.66	331

6.81	(31.23)	1,759,028	1.36		1.36		1.15		1.15		2.18	420

9.94	(9.71)	3,110,824	1.25		1.25		1.15		1.15		1.82	339

6.06	(8.07)	5,609	1.30		1.30		1.20		1.20		2.76	266

7.27	0.04	18,428	1.22		1.22		1.20		1.20		1.28	137

10.25	84.04	24,161	1.27	(e)	1.27	(e)	1.23	(e)	1.23	(e)	1.41	331

6.80	(31.36)	6,064	1.46		1.46		1.25		1.25		2.04	420

9.94	(9.69)	21,706	1.35		1.35		1.25		1.25		1.72	339

ANNUAL REPORT	|	MARCH 31, 2023	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS EMG Fund (Cont.)
Class A

03/31/2023	$7.10	$0.17	$(0.79)	$(0.62)	$0.00	$(0.59)	$0.00	$(0.59)

03/31/2022	10.07	0.09	0.10	0.19	(3.16)	0.00	0.00	(3.16)

03/31/2021	6.72	0.10	5.25	5.35	(2.00)	0.00	0.00	(2.00)

03/31/2020	9.81	0.17	(3.26)	(3.09)	0.00	0.00	0.00	0.00

03/31/2019	11.18	0.14	(1.26)	(1.12)	(0.25)	0.00	0.00	(0.25)
Class C

03/31/2023	6.63	0.10	(0.73)	(0.63)	0.00	(0.59)	0.00	(0.59)

03/31/2022	9.61	0.02	0.10	0.12	(3.10)	0.00	0.00	(3.10)

03/31/2021	6.46	0.04	5.05	5.09	(1.94)	0.00	0.00	(1.94)

03/31/2020	9.50	0.10	(3.14)	(3.04)	0.00	0.00	0.00	0.00

03/31/2019	10.87	0.07	(1.24)	(1.17)	(0.20)	0.00	0.00	(0.20)

PIMCO RAE PLUS International Fund
Institutional Class

03/31/2023	$10.93	$0.28	$(0.98)	$(0.70)	$(0.16)	$(3.42)	$0.00	$(3.58)

03/31/2022(f)	34.35	0.38	(0.50)	(0.12)	(4.49)	(18.81)	0.00	(23.30)

03/31/2021(f)	25.50	0.30	14.90	15.20	(6.35)	0.00	0.00	(6.35)

03/31/2020(f)	35.45	0.90	(9.85)	(8.95)	(1.00)	0.00	0.00	(1.00)

03/31/2019(f)	48.15	1.25	(4.85)	(3.60)	(9.10)	0.00	0.00	(9.10)
I-2

03/31/2023	10.67	0.27	(0.96)	(0.69)	(0.15)	(3.42)	0.00	(3.57)

03/31/2022(f)	34.10	0.35	(0.46)	(0.11)	(4.51)	(18.81)	0.00	(23.32)

03/31/2021(f)	25.40	0.35	14.70	15.05	(6.35)	0.00	0.00	(6.35)

03/31/2020(f)	35.40	0.90	(9.95)	(9.05)	(0.95)	0.00	0.00	(0.95)

03/31/2019(f)	48.10	1.25	(4.85)	(3.60)	(9.10)	0.00	0.00	(9.10)
Class A

03/31/2023	10.67	0.25	(0.97)	(0.72)	(0.14)	(3.42)	0.00	(3.56)

03/31/2022(f)	34.15	0.28	(0.50)	(0.22)	(4.45)	(18.81)	0.00	(23.26)

03/31/2021(f)	25.40	0.20	14.80	15.00	(6.25)	0.00	0.00	(6.25)

03/31/2020(f)	35.35	0.85	(9.90)	(9.05)	(0.90)	0.00	0.00	(0.90)

03/31/2019(f)	48.00	1.15	(4.80)	(3.65)	(9.00)	0.00	0.00	(9.00)

PIMCO RAE PLUS Small Fund
Institutional Class

03/31/2023	$16.37	$0.46	$(3.11)	$(2.65)	$(0.56)	$0.00	$0.00	$(0.56)

03/31/2022(g)	43.76	0.47	4.73	5.20	(10.69)	(21.90)	0.00	(32.59)

03/31/2021(g)	26.44	0.40	31.08	31.48	(11.92)	(2.24)	0.00	(14.16)

03/31/2020(g)	41.64	0.88	(15.20)	(14.32)	(0.88)	0.00	0.00	(0.88)

03/31/2019(g)	46.44	0.92	(1.16)	(0.24)	(1.52)	(3.04)	0.00	(4.56)
I-2

03/31/2023	16.08	0.49	(3.11)	(2.62)	(0.55)	0.00	0.00	(0.55)

03/31/2022(g)	43.52	0.41	4.73	5.14	(10.68)	(21.90)	0.00	(32.58)

03/31/2021(g)	26.36	0.40	30.92	31.32	(11.92)	(2.24)	0.00	(14.16)

03/31/2020(g)	41.52	0.84	(15.12)	(14.28)	(0.88)	0.00	0.00	(0.88)

03/31/2019(g)	46.32	0.88	(1.16)	(0.28)	(1.48)	(3.04)	0.00	(4.52)
Class A

03/31/2023	15.55	0.41	(2.98)	(2.57)	(0.52)	0.00	0.00	(0.52)

03/31/2022(g)	43.08	0.33	4.66	4.99	(10.62)	(21.90)	0.00	(32.52)

03/31/2021(g)	26.20	0.28	30.64	30.92	(11.80)	(2.24)	0.00	(14.04)

03/31/2020(g)	41.24	0.76	(15.04)	(14.28)	(0.76)	0.00	0.00	(0.76)

03/31/2019(g)	46.04	0.76	(1.12)	(0.36)	(1.40)	(3.04)	0.00	(4.44)
Class C

03/31/2023	13.87	0.31	(2.67)	(2.36)	(0.48)	0.00	0.00	(0.48)

03/31/2022(g)	41.68	0.11	4.41	4.52	(10.43)	(21.90)	0.00	(32.33)

03/31/2021(g)	25.60	0.00	29.92	29.92	(11.60)	(2.24)	0.00	(13.84)

03/31/2020(g)	40.44	0.44	(14.72)	(14.28)	(0.56)	0.00	0.00	(0.56)

03/31/2019(g)	45.28	0.40	(1.12)	(0.72)	(1.08)	(3.04)	0.00	(4.12)

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$5.89	(8.28)%	$8,962	1.60%	1.60%	1.50%	1.50%	2.74%	266%

7.10	(0.16)	10,770	1.52	1.52	1.50	1.50	0.96	137

10.07	83.06	12,242	1.57 (e)	1.57 (e)	1.53 (e)	1.53 (e)	1.10	331

6.72	(31.50)	7,351	1.76	1.76	1.55	1.55	1.78	420

9.81	(10.02)	17,935	1.65	1.65	1.55	1.55	1.42	339

5.41	(9.04)	573	2.35	2.35	2.25	2.25	1.75	266

6.63	(0.96)	1,110	2.27	2.27	2.25	2.25	0.28	137

9.61	82.02	1,540	2.32 (e)	2.32 (e)	2.28 (e)	2.28 (e)	0.46	331

6.46	(32.00)	1,326	2.51	2.51	2.30	2.30	1.06	420

9.50	(10.77)	3,331	2.40	2.40	2.30	2.30	0.67	339

$6.65	(4.09)%	$159,335	0.98%	0.98%	0.82%	0.82%	3.43%	70%

10.93	(0.61)	130,866	0.84	0.84	0.83	0.83	1.25	39

34.35	62.21	1,163,251	0.83	0.83	0.82	0.82	0.92	457

25.50	(26.10)	702,304	0.87	0.87	0.82	0.82	2.61	462

35.45	(7.10)	380,912	1.09	1.09	0.83	0.83	3.10	366

6.41	(4.04)	567	1.08	1.08	0.92	0.92	3.37	70

10.67	(0.62)	502	0.94	0.94	0.93	0.93	1.52	39

34.10	61.72	493	0.93	0.93	0.92	0.92	1.13	457

25.40	(26.35)	283	0.97	0.97	0.92	0.92	2.58	462

35.40	(7.18)	4,720	1.19	1.19	0.93	0.93	3.06	366

6.39	(4.48)	4,174	1.33	1.33	1.17	1.17	3.05	70

10.67	(0.98)	4,664	1.19	1.19	1.18	1.18	1.32	39

34.15	61.55	5,474	1.18	1.18	1.17	1.17	0.60	457

25.40	(26.39)	4,740	1.22	1.22	1.17	1.17	2.36	462

35.35	(7.31)	9,292	1.44	1.44	1.18	1.18	2.85	366

$13.16	(16.42)%	$101,494	0.95%	0.95%	0.84%	0.84%	3.24%	123%

16.37	13.79	154,994	0.85	0.85	0.84	0.84	1.28	96

43.76	131.16	683,013	0.86	0.86	0.84	0.84	1.14	338

26.44	(35.18)	206,844	0.93	0.93	0.84	0.84	2.19	468

41.64	(0.37)	137,253	0.92	0.92	0.84	0.84	1.99	405

12.91	(16.52)	21,011	1.05	1.05	0.94	0.94	3.49	123

16.08	13.72	26,641	0.95	0.95	0.94	0.94	1.46	96

43.52	130.85	18,798	0.96	0.96	0.94	0.94	1.00	338

26.36	(35.23)	3,631	1.03	1.03	0.94	0.94	2.09	468

41.52	(0.46)	5,079	1.02	1.02	0.94	0.94	1.91	405

12.46	(16.73)	19,953	1.30	1.30	1.19	1.19	3.07	123

15.55	13.41	28,003	1.20	1.20	1.19	1.19	1.17	96

43.08	130.09	18,414	1.21	1.21	1.19	1.19	0.75	338

26.20	(35.32)	7,440	1.28	1.28	1.19	1.19	1.85	468

41.24	(0.70)	15,655	1.27	1.27	1.19	1.19	1.66	405

11.03	(17.28)	3,978	2.05	2.05	1.94	1.94	2.60	123

13.87	12.50	3,599	1.95	1.95	1.94	1.94	0.41	96

41.68	128.64	2,943	1.96	1.96	1.94	1.94	(0.01)	338

25.60	(35.86)	1,635	2.03	2.03	1.94	1.94	1.13	468

40.44	(1.45)	3,581	2.02	2.02	1.94	1.94	0.91	405

ANNUAL REPORT	|	MARCH 31, 2023	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class

03/31/2023	$8.19	$0.18	$(0.07)	$0.11	$(0.79)	$0.00	$0.00	$(0.79)

03/31/2022	8.54	0.08	0.76	0.84	(1.19)	0.00	0.00	(1.19)

03/31/2021	8.21	0.09	0.98	1.07	(0.74)	0.00	0.00	(0.74)

03/31/2020	10.23	0.21	(1.64)	(1.43)	(0.59)	0.00	0.00	(0.59)

03/31/2019	9.51	0.17	0.68	0.85	(0.13)	0.00	0.00	(0.13)
I-2

03/31/2023	8.19	0.16	(0.06)	0.10	(0.78)	0.00	0.00	(0.78)

03/31/2022	8.55	0.07	0.76	0.83	(1.19)	0.00	0.00	(1.19)

03/31/2021	8.20	0.09	0.99	1.08	(0.73)	0.00	0.00	(0.73)

08/23/2019 - 03/31/2020	9.95	0.09	(1.43)	(1.34)	(0.41)	0.00	0.00	(0.41)
Class A

03/31/2023	8.15	0.15	(0.08)	0.07	(0.76)	0.00	0.00	(0.76)

03/31/2022	8.51	0.05	0.75	0.80	(1.16)	0.00	0.00	(1.16)

03/31/2021	8.18	0.06	0.98	1.04	(0.71)	0.00	0.00	(0.71)

08/23/2019 - 03/31/2020	9.95	0.08	(1.44)	(1.36)	(0.41)	0.00	0.00	(0.41)
Class C

03/31/2023	8.17	0.08	(0.06)	0.02	(0.71)	0.00	0.00	(0.71)

03/31/2022	8.53	(0.02)	0.75	0.73	(1.09)	0.00	0.00	(1.09)

03/31/2021	8.18	0.00	0.98	0.98	(0.63)	0.00	0.00	(0.63)

08/23/2019 - 03/31/2020	9.95	0.03	(1.43)	(1.40)	(0.37)	0.00	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.80%.
(f)	A one for five reverse share split, effective March 25, 2022, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(g)	A one for four reverse share split, effective March 25, 2022, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(h)	A one for three reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13 in the Notes to Financial Statements.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.51	1.27%	$585,631	1.28%		1.28%		1.19%		1.19%		2.25%		140%

8.19	10.30	693,103	1.20		1.20		1.19		1.19		0.91		162

8.54	13.72	1,156,430	1.21		1.21		1.19		1.19		1.06		267

8.21	(14.91)	1,370,195	1.28		1.28		1.19		1.19		2.13		407

10.23	8.94	1,715,801	1.28		1.28		1.19		1.19		1.72		337

7.51	1.16	6,784	1.38		1.38		1.29		1.29		2.07		140

8.19	10.07	6,769	1.30		1.30		1.29		1.29		0.82		162

8.55	13.78	9,127	1.31		1.31		1.29		1.29		1.08		267

8.20	(14.21)	22,341	1.38	*	1.38	*	1.29	*	1.29	*	1.59	*	407

7.46	0.85	23,215	1.68		1.68		1.59		1.59		1.86		140

8.15	9.82	22,597	1.60		1.60		1.59		1.59		0.55		162

8.51	13.30	24,572	1.61		1.61		1.59		1.59		0.76		267

8.18	(14.38)	36,705	1.68	*	1.68	*	1.59	*	1.59	*	1.32	*	407

7.48	0.20	3,155	2.43		2.43		2.34		2.34		0.96		140

8.17	8.91	6,329	2.35		2.35		2.34		2.34		(0.26)		162

8.53	12.44	11,690	2.36		2.36		2.34		2.34		0.01		267

8.18	(14.68)	24,912	2.43	*	2.43	*	2.34	*	2.34	*	0.56	*	407

ANNUAL REPORT	|	MARCH 31, 2023	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Assets:

Investments, at value
Investments in securities*	$801,728	$1,342,866	$277,785	$214,098
Investments in Affiliates	1,095	45	1,167	88
Financial Derivative Instruments
Exchange-traded or centrally cleared	536	678	102	82
Over the counter	29,052	2,584	5,356	14,329
Cash	0	0	0	1
Deposits with counterparty	9,962	11,685	3,171	2,950
Foreign currency, at value	2,246	1,572	592	511
Receivable for investments sold	8,080	10,760	2,081	980
Receivable for TBA investments sold	5,765	7,554	2,485	1,193
Receivable for Fund shares sold	0	391	2	5
Interest and/or dividends receivable	1,698	3,359	600	506
Dividends receivable from Affiliates	5	0	7	0
Reimbursement receivable from PIMCO	0	1	0	0
Total Assets	860,167	1,381,495	293,348	234,743

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	619	959	97	119
Over the counter	30,499	13,420	1,180	897
Payable for investments purchased	181,735	265,695	73,293	49,201
Payable for investments in Affiliates purchased	5	0	7	0
Payable for TBA investments purchased	23,627	28,971	10,551	4,558
Deposits from counterparty	26,858	2,056	6,226	14,111
Payable for Fund shares redeemed	7	2,128	5,205	1,658
Overdraft due to custodian	8	5	0	0
Accrued investment advisory fees	350	512	147	84
Accrued supervisory and administrative fees	139	322	58	38
Accrued distribution fees	0	35	0	0
Accrued servicing fees	3	110	4	1
Total Liabilities	263,850	314,213	96,768	70,667

Net Assets	$596,317	$1,067,282	$196,580	$164,076

Net Assets Consist of:

Paid in capital	$1,515,086	$1,170,263	$408,611	$177,772
Distributable earnings (accumulated loss)	(918,769)	(102,981)	(212,031)	(13,696)

Net Assets	$596,317	$1,067,282	$196,580	$164,076

Cost of investments in securities	$827,338	$1,377,227	$288,303	$218,562
Cost of investments in Affiliates	$1,095	$45	$1,211	$88
Cost of foreign currency held	$2,228	$1,737	$595	$546
Cost or premiums of financial derivative instruments, net	$9,701	$(3,306)	$(548)	$1,532

* Includes repurchase agreements of:	$359,501	$576,154	$159,054	$108,337

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$188,266	$715,717
148	46,001

82	420
2,748	8,922
1	0
2,314	7,723
631	3,460
2	22,896
1,392	4,473
985	4
407	2,061
1	198
0	0
196,977	811,875

100	366
1,508	12,429
36,265	149,248
1	198
6,708	17,119
261	12,961
5,569	29
0	58
81	529
39	145
3	2
6	6
50,541	193,090

$146,436	$618,785

$181,254	$809,207
(34,818)	(190,422)

$146,436	$618,785

$192,981	$742,921
$150	$46,620
$638	$4,117
$922	$2,546

$77,150	$287,049

ANNUAL REPORT	|	MARCH 31, 2023	25

Statements of Assets and Liabilities	(Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Net Assets:

Institutional Class	$583,106	$370,230	$181,436	$159,335
I-2	N/A	193,574	5,609	567
I-3	N/A	9,051	N/A	N/A
Class A	13,211	443,313	8,962	4,174
Class C	N/A	51,114	573	N/A

Shares Issued and Outstanding:

Institutional Class	68,899	22,420	29,716	23,947
I-2	N/A	11,911	925	89
I-3	N/A	559	N/A	N/A
Class A	1,616	29,839	1,523	653
Class C	N/A	4,140	106	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.46	$16.51	$6.11	$6.65
I-2	N/A	16.25	6.06	6.41
I-3	N/A	16.20	N/A	N/A
Class A	8.17	14.86	5.89	6.39

Class C	N/A	12.35	5.41	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$101,494	$585,631
21,011	6,784
N/A	N/A
19,953	23,215
3,978	3,155

7,713	77,960
1,627	903
N/A	N/A
1,601	3,110
361	422

$13.16	$7.51
12.91	7.51
N/A	N/A
12.46	7.46

11.03	7.48

ANNUAL REPORT	|	MARCH 31, 2023	27

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Investment Income:

Interest	$21,205	$44,606	$8,248	$6,983
Dividends from Investments in Affiliates	360	350	239	8
Total Income	21,565	44,956	8,487	6,991

Expenses:

Investment advisory fees	4,008	6,500	1,576	902
Supervisory and administrative fees	1,586	4,058	615	401
Distribution and/or servicing fees - Class A	34	1,169	25	11
Distribution and/or servicing fees - Class C	N/A	688	8	N/A
Trustee fees	4	8	1	1
Interest expense	1,130	550	185	260
Miscellaneous expense	3	12	0	4
Total Expenses	6,765	12,985	2,410	1,579
Waiver and/or Reimbursement by PIMCO	0	(4)	0	0
Net Expenses	6,765	12,981	2,410	1,579

Net Investment Income (Loss)	14,800	31,975	6,077	5,412

Net Realized Gain (Loss):

Investments in securities	(7,512)	(38,671)	(278)	206
Investments in Affiliates	(471)	(1,235)	(106)	(24)
Exchange-traded or centrally cleared financial derivative instruments	(444)	(12,320)	(1,732)	(1,691)
Over the counter financial derivative instruments	58,499	(36,825)	(9,861)	(26,608)
Short sales	695	1,058	222	323
Foreign currency	(1,031)	(1,642)	(252)	(240)

Net Realized Gain (Loss)	49,736	(89,635)	(12,007)	(28,034)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(14,454)	(31,787)	(6,964)	(6,305)
Investments in Affiliates	477	1,025	89	24
Exchange-traded or centrally cleared financial derivative instruments	4,403	24,678	1,205	1,372
Over the counter financial derivative instruments	(13,180)	(54,602)	925	21,800
Short sales	169	258	54	79
Foreign currency assets and liabilities	(45)	(464)	(34)	(52)

Net Change in Unrealized Appreciation (Depreciation)	(22,630)	(60,892)	(4,725)	16,918

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,906	$(118,552)	$(10,655)	$(5,704)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$7,932	$21,131
4	1,266
7,936	22,397

1,095	5,969
515	1,637
58	60
45	43
1	4
215	554
0	6
1,929	8,273
0	0
1,929	8,273

6,007	14,124

(3,566)	(10,886)
0	0
(2,247)	(6,339)
(22,437)	49,964
172	746
(280)	(1,716)

(28,358)	31,769

(5,620)	(16,254)
0	56
1,069	11,753
(9,410)	(29,727)
42	182
(29)	149

(13,948)	(33,841)

$(36,299)	$12,052

ANNUAL REPORT	|	MARCH 31, 2023	29

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$14,800	$5,724	$31,975	$18,131
Net realized gain (loss)	49,736	49,157	(89,635)	288,801
Net change in unrealized appreciation (depreciation)	(22,630)	(96,062)	(60,892)	(163,789)

Net Increase (Decrease) in Net Assets Resulting from Operations	41,906	(41,181)	(118,552)	143,143

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(35,233)	(33,489)	(53,525)	(79,893)
I-2	N/A	N/A	(30,748)	(34,952)
I-3	N/A	N/A	(1,256)	(953)
Administrative Class	N/A	N/A	N/A	N/A
Class A	(768)	(480)	(69,401)	(69,034)
Class C	N/A	N/A	(11,025)	(16,149)

Tax basis return of capital
Institutional Class	0	(1413)	0	0
I-2	N/A	N/A	0	0
I-3	N/A	N/A	0	0
Administrative Class	N/A	N/A	N/A	N/A
Class A	0	(20)	0	0
Class C	N/A	N/A	0	0

Total Distributions(a)	(36,001)	(35,402)	(165,955)	(200,981)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(87,311)	(331,215)	(25,632)	(200,197)

Total Increase (Decrease) in Net Assets	(81,406)	(407,798)	(310,139)	(258,035)

Net Assets:

Beginning of year	677,723	1,085,521	1,377,421	1,635,456
End of year	$596,317	$677,723	$1,067,282	$1,377,421

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS EMG Fund		PIMCO RAE PLUS International Fund		PIMCO RAE PLUS Small Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

$6,077	$5,883	$5,412	$7,834	$6,007	$5,394	$14,124	$8,777
(12,007)	185,051	(28,034)	269,446	(28,358)	326,727	31,769	133,516
(4,725)	(126,074)	16,918	(247,466)	(13,948)	(249,312)	(33,841)	(41,451)

(10,655)	64,860	(5,704)	29,814	(36,299)	82,809	12,052	100,842

(17,144)	(133,650)	(58,945)	(178,060)	(5,914)	(206,957)	(58,804)	(119,843)
(908)	(6,032)	(270)	(526)	(854)	(26,814)	(611)	(1,059)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(837)	(4,339)	(2,960)	(4,116)	(908)	(29,986)	(2,307)	(3,036)
(66)	(481)	N/A	N/A	(175)	(3,795)	(379)	(1,064)

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
0	0	0	0	0	0	0	0
0	0	N/A	N/A	0	0	0	0

(18,955)	(144,502)	(62,175)	(182,702)	(7,851)	(267,552)	(62,101)	(125,002)

25,343	(694,254)	95,923	(880,298)	(22,651)	(325,188)	(59,964)	(448,861)

(4,267)	(773,896)	28,044	(1,033,186)	(66,801)	(509,931)	(110,013)	(473,021)

200,847	974,743	136,032	1,169,218	213,237	723,168	728,798	1,201,819
$196,580	$200,847	$164,076	$136,032	$146,436	$213,237	$618,785	$728,798

ANNUAL REPORT	|	MARCH 31, 2023	31

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.4%

CORPORATE BONDS & NOTES 9.9%

BANKING & FINANCE 6.4%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$150	$143
3.000% due 10/29/2028		300	262
3.300% due 01/30/2032		300	249

American Tower Corp.
1.000% due 01/15/2032	EUR	1,804	1,448
3.800% due 08/15/2029		$881	819

Aviation Capital Group LLC
5.500% due 12/15/2024		400	395

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		10	8

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	400	416

Bank of America Corp.
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		$800	802

Barclays PLC
4.337% due 01/10/2028		200	191
4.375% due 03/15/2028 •(f)(g)		700	480
4.972% due 05/16/2029 •		200	193
5.088% due 06/20/2030 •		200	185
5.200% due 05/12/2026		200	192
5.875% due 09/15/2024 •(f)(g)	GBP	200	212
7.125% due 06/15/2025 •(f)(g)		882	954
8.000% due 06/15/2024 •(f)(g)		$200	181

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	400	430
6.500% due 08/08/2023 (g)		$1,000	961

Credit Suisse AG AT1 Claim ^		1,374	79

Credit Suisse Group AG
3.750% due 03/26/2025		500	461

Discover Bank
4.650% due 09/13/2028		400	379

Equinix, Inc.
1.550% due 03/15/2028		500	424

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	441	426

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		$2,000	2,003

GSPA Monetization Trust
6.422% due 10/09/2029		27	27

Healthcare Realty Holdings LP
2.400% due 03/15/2030		346	277

HSBC Holdings PLC
2.357% due 08/18/2031 •		1,569	1,266
4.292% due 09/12/2026 •		472	452

ING Groep NV
3.875% due 05/16/2027 •(f)(g)		800	584
4.250% due 05/16/2031 •(f)(g)		200	133
5.750% due 11/16/2026 •(f)(g)		200	173

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		900	894

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		3,138	2,813

Lloyds Banking Group PLC
4.550% due 08/16/2028		801	761
7.500% due 09/27/2025 •(f)(g)		1,992	1,853

Nationwide Building Society
4.363% due 08/01/2024 •		500	496

NatWest Group PLC
2.875% due 09/19/2026 •	GBP	158	182
4.269% due 03/22/2025 •		$500	491
4.519% due 06/25/2024 •		1,412	1,405
8.000% due 08/10/2025 •(f)(g)		440	435

Nomura Holdings, Inc.
1.851% due 07/16/2025		1,255	1,149
2.679% due 07/16/2030		1,491	1,207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	5,414	$613

Nykredit Realkredit AS
1.500% due 10/01/2053		27,813	3,143

Realkredit Danmark AS
1.500% due 10/01/2053		8,232	929

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$801	790

Standard Chartered PLC
4.300% due 08/19/2028 •(f)(g)		400	289
7.750% due 04/02/2023 •(f)(g)		1,100	1,100

UBS Group AG
4.751% due 05/12/2028 •		2,400	2,305

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	1,500	1,283
1.741% due 05/04/2030 •		700	656

			37,999

INDUSTRIALS 3.0%

Aker BP ASA
2.875% due 01/15/2026		$450	426

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		700	623

Broadcom, Inc.
3.137% due 11/15/2035		700	539
3.187% due 11/15/2036		400	303
3.469% due 04/15/2034		600	493
3.500% due 02/15/2041		500	378

Charter Communications Operating LLC
4.908% due 07/23/2025		315	312
6.464% (US0003M + 1.650%) due 02/01/2024 ~		1,101	1,105

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		700	645

DAE Funding LLC
1.625% due 02/15/2024		1,100	1,053
2.625% due 03/20/2025		500	471
3.375% due 03/20/2028		600	542

Dell International LLC
4.900% due 10/01/2026		78	78

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		1,238	1,136

Imperial Brands Finance PLC
3.500% due 07/26/2026		2,190	2,054
3.875% due 07/26/2029		1,255	1,130

INEOS Finance PLC
2.125% due 11/15/2025	EUR	912	932

MPLX LP
2.650% due 08/15/2030		$900	764

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		785	773
3.522% due 09/17/2025		1,177	1,116
4.345% due 09/17/2027		1,741	1,643
4.810% due 09/17/2030		500	453

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		800	719

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		400	372

			18,060

UTILITIES 0.5%

Pacific Gas & Electric Co.
2.500% due 02/01/2031		2,118	1,718
4.550% due 07/01/2030		800	750

Rio Oil Finance Trust
8.200% due 04/06/2028		398	401

Sprint LLC
7.875% due 09/15/2023		189	191

			3,060

Total Corporate Bonds & Notes (Cost $67,054)			59,119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	$78	$84
6.725% due 04/01/2035	185	197

Total Municipal Bonds & Notes (Cost $272)		281

U.S. GOVERNMENT AGENCIES 4.0%

Fannie Mae
2.241% due 01/25/2031 ~(a)	394	36
4.323% due 12/01/2034 •	27	26
4.500% due 09/25/2040	649	653
5.245% due 03/01/2034 •	13	13

Freddie Mac
3.500% due 07/15/2042	1,038	970
4.000% due 01/01/2048 - 03/01/2049	488	475
6.500% due 05/01/2035	28	29

Ginnie Mae
2.698% due 08/20/2047 •	84	80
2.750% due 11/20/2044 •	139	136
2.857% due 04/20/2068 •	518	510

U.S. Small Business Administration
5.490% due 03/01/2028	7	7
6.020% due 08/01/2028	49	48

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	3,316	3,128
6.000% due 08/01/2036 - 04/01/2041	245	253
6.500% due 09/01/2036	37	38

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2053	5,800	5,784
6.500% due 04/01/2053	11,700	12,065

Total U.S. Government Agencies (Cost $24,608)		24,251

U.S. TREASURY OBLIGATIONS 1.2%

U.S. Treasury Bonds
3.625% due 02/15/2053	1,100	1,092
3.875% due 02/15/2043 (l)	1,500	1,514

U.S. Treasury Inflation Protected Securities (e)
0.125% due 02/15/2051 (l)	2,643	1,834
0.125% due 02/15/2052 (l)	860	598
0.625% due 07/15/2032	1,545	1,477
0.625% due 02/15/2043 (j)	817	690

Total U.S. Treasury Obligations (Cost $8,154)		7,205

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.8%

280 Park Avenue Mortgage Trust
5.799% due 09/15/2034 •	1,800	1,688

Adjustable Rate Mortgage Trust
3.923% due 01/25/2036 ^~	592	453

American Home Mortgage Assets Trust
5.035% due 10/25/2046 •	127	68
6.750% due 11/25/2046 þ	150	133

Atrium Hotel Portfolio Trust
6.434% due 12/15/2036 ~	2,300	2,166

Banc of America Funding Trust
3.687% due 09/20/2046 ^~	560	475

Bear Stearns ALT-A Trust
3.942% due 05/25/2035 ~	23	22
5.165% due 08/25/2036 ~	90	74

BSST Mortgage Trust
6.578% due 02/15/2037 •	4,600	4,202

BX Trust
5.576% due 04/15/2039 •	1,172	1,117

Chase Mortgage Finance Trust
3.705% due 09/25/2036 ^~	153	125

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
3.890% due 09/25/2037 ^~	$12	$10
6.170% due 09/25/2062 þ	3,061	3,046

CitiMortgage Alternative Loan Trust
5.445% due 04/25/2037 •	189	159

Commercial Mortgage Trust
3.545% due 02/10/2036	3,766	3,475

Countrywide Alternative Loan Trust
5.085% due 12/25/2046 •	868	730
5.500% due 06/25/2025	255	210
5.500% due 05/25/2035	344	270
5.500% due 11/25/2035 ^	88	56
6.000% due 12/25/2035 ^	315	234
6.000% due 05/25/2036 ^	50	26
6.250% due 08/25/2036	691	414
7.000% due 10/25/2037	107	41

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037 ^	232	122
6.000% due 02/25/2037 ^	247	131

Credit Suisse Mortgage Capital Trust
2.000% due 01/25/2060 ~	1,650	1,417
3.795% due 06/25/2050 ~	679	578

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.225% due 02/25/2037 ^~	640	537
5.345% due 02/25/2035 •	39	37

First Horizon Alternative Mortgage Securities Trust
4.454% due 06/25/2036 ^~	387	303

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	3,300	3,286

HarborView Mortgage Loan Trust
5.171% due 12/19/2036 •	292	240

Impac CMB Trust
5.485% due 03/25/2035 •	123	110

IndyMac INDX Mortgage Loan Trust
5.245% due 11/25/2046 •	724	626
5.325% due 07/25/2035 •	213	195

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	3,500	2,921
4.248% due 07/05/2033	1,700	1,538
5.901% due 07/05/2033 ~	1,452	1,332
5.934% due 04/15/2037 •	2,190	2,001
6.134% due 12/15/2031 •	367	350

JP Morgan Mortgage Trust
3.410% due 07/27/2037 ~	86	78
3.702% due 07/25/2035 ~	18	17
5.750% due 01/25/2036 ^	11	6

Lehman Mortgage Trust
5.495% due 11/25/2036 •	174	87

Lehman XS Trust
5.295% due 08/25/2046 •	351	327

Luminent Mortgage Trust
3.720% due 04/25/2036 ~	3,728	2,681

MASTR Adjustable Rate Mortgages Trust
3.866% due 11/21/2034 ~	637	590

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	120	80

Merrill Lynch Alternative Note Asset Trust
5.245% due 03/25/2037 •	2,274	631
6.000% due 03/25/2037	54	21

Merrill Lynch Mortgage Investors Trust
3.466% due 04/25/2035 ~	11	9
3.655% due 02/25/2036 ~	2	2

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036	85	40

MortgageIT Mortgage Loan Trust
5.365% due 12/25/2035 •	221	206

New Residential Mortgage Loan Trust
3.500% due 12/25/2057 ~	1,211	1,146

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	28	14

Nomura Resecuritization Trust
5.745% due 07/25/2036 ~	2,574	2,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
0.506% due 09/25/2046 •		$664	$229

Prime Mortgage Trust
6.000% due 06/25/2036 ^		5	4

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~		324	276
5.165% due 01/25/2037 •		1,590	1,322
5.345% due 08/25/2037 ~		16	14
6.000% due 01/25/2037 ^		35	27
6.000% due 03/25/2037		89	75

Residential Funding Mortgage Securities, Inc. Trust
4.531% due 04/25/2037 ~		159	123

Sequoia Mortgage Trust
3.184% due 09/20/2046 ^~		101	68

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		375	353

Structured Adjustable Rate Mortgage Loan Trust
4.486% due 03/25/2036 ^~		39	28
4.697% due 08/25/2035 ~		32	19

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	695	835

Thornburg Mortgage Securities Trust
2.310% due 03/25/2044 ~		$50	48
3.123% due 09/25/2037 ~		1	1
3.721% due 12/25/2044 ~		83	76

Towd Point Mortgage Funding
5.893% due 02/20/2054 •	GBP	530	653

Towd Point Mortgage Trust
3.000% due 01/25/2058 ~		$540	524
3.257% due 10/25/2057 ~		1,479	1,209

WaMu Mortgage Pass-Through Certificates Trust
3.230% due 06/25/2037 ^~		133	118
3.264% due 06/25/2037 ^~		127	109
3.806% due 10/25/2035 ~		20	18
3.914% due 12/25/2035 ~		177	163
4.091% due 01/25/2035 ~		47	42
4.138% due 02/25/2046 •		56	49
4.208% due 01/25/2046 •		4,627	3,883
5.385% due 12/25/2045 •		17	15
5.485% due 08/25/2045 •		3,351	3,159
5.625% due 01/25/2045 •		618	557

Washington Mutual Mortgage Pass-Through Certificates Trust
3.888% due 02/25/2047 ^•		766	644
4.078% due 04/25/2046 •		62	51
4.297% due 09/25/2036 ~		493	143
5.345% due 02/25/2036 ~		519	417

Wells Fargo Mortgage-Backed Securities Trust
4.449% due 09/25/2036 ^~		4	4

Total Non-Agency Mortgage-Backed Securities (Cost $64,192)			58,581

ASSET-BACKED SECURITIES 30.8%

Aames Mortgage Investment Trust
5.835% due 07/25/2035 •		321	317

Aegis Asset-Backed Securities Trust
5.580% due 08/25/2035 •		4,370	3,522

ALM Ltd.
6.642% due 10/15/2029 •		3,000	2,944

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		3,200	3,157
7.227% due 05/15/2037 •		1,200	1,164
7.727% due 05/15/2037 •		1,200	1,167

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.505% due 11/25/2035 •		2,210	2,121

Asset-Backed Securities Corp. Home Equity Loan Trust
5.655% due 06/25/2034 •		870	805

Atlas Senior Loan Fund Ltd.
0.000% due 07/20/2032 •		2,500	2,441

Barings CLO Ltd.
5.742% due 04/15/2031 •		2,900	2,867

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
5.895% due 08/25/2037 •		$589	$486
6.445% due 08/25/2037 •		3,000	2,521

Blackrock European CLO DAC
2.908% due 10/15/2031 ~	EUR	2,100	2,213

BNPP AM Euro CLO DAC
2.938% due 10/15/2031 •		355	375

Cairn CLO DAC
3.162% due 01/31/2030 •		912	967

Capital One Prime Auto Receivables Trust
4.900% due 03/15/2024		$2,971	2,970
5.208% due 09/15/2025 •		2,086	2,086

Carlyle Euro CLO DAC
3.544% due 08/15/2032 •	EUR	1,200	1,263

Carmax Auto Owner Trust
5.458% due 12/15/2025 •		$2,200	2,203

CarNow Auto Receivables Trust
3.440% due 07/15/2024		31	31

Carrington Mortgage Loan Trust
5.812% due 04/17/2031 ~		2,800	2,759

Centex Home Equity Loan Trust
5.490% due 03/25/2034 ~		87	83

CIFC Funding Ltd.
6.368% due 04/25/2033 •		1,950	1,891

Citigroup Mortgage Loan Trust
5.035% due 05/25/2037 •		871	574
5.165% due 09/25/2036 •		2,922	2,118
5.295% due 10/25/2036 •		222	220
5.325% due 08/25/2036 •		1,000	868
5.325% due 11/25/2036 •		3,100	2,833
5.365% due 03/25/2036 •		1,180	1,049
5.745% due 09/25/2035 ^~		1,370	1,255
7.250% due 05/25/2036 þ		100	53

Countrywide Asset-Backed Certificates
5.245% due 02/25/2037 ~		299	271

Countrywide Asset-Backed Certificates Trust
5.585% due 08/25/2047 •		303	288

Countrywide Partnership Trust
5.745% due 02/25/2035 •		3,774	3,557

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,947	404

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •	EUR	3,700	3,914
3.043% due 07/21/2030 •		853	906
3.587% due 09/15/2031 •		1,600	1,689

ECMC Group Student Loan Trust
5.845% due 07/25/2069 •		$456	445

Ellington Loan Acquisition Trust
5.945% due 05/25/2037 •		1,421	1,357

Encore Credit Receivables Trust
5.580% due 09/25/2035 •		40	39

Enterprise Fleet Financing LLC
5.330% due 03/20/2024		1,446	1,446

Exeter Automobile Receivables Trust
5.290% due 01/15/2025		3,153	3,152

First Franklin Mortgage Loan Trust
4.985% due 03/25/2037 •		1,963	1,078
5.155% due 09/25/2036 •		119	109
5.565% due 11/25/2035 •		525	480

Ford Auto Securitization Trust Asset-Backed Notes
4.956% due 10/15/2024	CAD	1,730	1,279

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		$3,600	3,468

FREED ABS Trust
6.490% due 12/18/2029		1,021	1,022

Fremont Home Loan Trust
4.985% due 11/25/2036 •		329	196
4.995% due 10/25/2036 •		1,063	443
5.185% due 02/25/2037 •		984	345
5.580% due 01/25/2035 ~		171	165
5.580% due 07/25/2035 •		2	2

Galaxy CLO Ltd.
5.762% due 10/15/2030 •		1,006	997

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	33

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gallatin CLO Ltd.
5.729% due 07/15/2031 •		$1,200	$1,156

GSAA Home Equity Trust
4.985% due 03/25/2036 •		204	74
5.485% due 04/25/2047 •		403	193
6.795% due 06/25/2036 þ		359	96

GSAMP Trust
4.935% due 01/25/2037 •		1,549	925
4.945% due 12/25/2046 •		147	74
4.975% due 12/25/2046 •		1,436	795
5.075% due 01/25/2037 •		410	329

Halseypoint CLO Ltd.
6.248% due 07/20/2031 •		600	590

Harvest CLO DAC
3.022% due 10/20/2031 •	EUR	3,200	3,369

Home Equity Mortgage Loan Asset-Backed Trust
5.065% due 04/25/2037 •		$304	227

HSI Asset Securitization Corp. Trust
5.325% due 11/25/2035 •		2,375	2,139

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~		199	195
5.245% due 07/25/2036 •		6,824	6,271

Jubilee CLO DAC
2.888% due 04/15/2030 •	EUR	2,100	2,220
2.938% due 04/15/2031 •		900	943

LL ABS Trust
3.760% due 11/15/2029		$1,576	1,550
6.630% due 05/15/2030		1,995	1,986

Long Beach Mortgage Loan Trust
5.285% due 02/25/2036 •		556	536

Man GLG Euro CLO DAC
1.970% due 10/15/2032	EUR	1,000	942
2.968% due 10/15/2030 •		592	630
3.988% due 10/15/2032 •		2,200	2,286

Marlette Funding Trust
5.180% due 11/15/2032		$1,606	1,594
5.950% due 11/15/2032		1,000	983
6.070% due 04/15/2033		3,800	3,799

Merrill Lynch Mortgage Investors Trust
5.365% due 02/25/2037 ~		2,430	723

MF1 Ltd.
6.310% due 02/19/2037 •		2,700	2,633

Morgan Stanley ABS Capital, Inc. Trust
5.060% due 03/25/2037 •		814	335
5.775% due 07/25/2035 ~		822	789

Mountain View CLO LLC
5.882% due 10/16/2029 •		884	878

Nelnet Student Loan Trust
5.501% due 04/20/2062 •		1,682	1,642

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		254	63

NovaStar Mortgage Funding Trust
5.045% due 09/25/2037 •		462	446

OCP CLO Ltd.
5.928% due 07/20/2029 •		1,052	1,043

Oportun Issuance Trust
7.451% due 01/08/2030		2,574	2,581

Option One Mortgage Loan Trust
5.385% due 01/25/2036 •		2,014	1,787
5.625% due 02/25/2035 ~		443	417

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		1,847	1,785
4.970% due 01/15/2030		715	705
6.060% due 03/15/2030		3,454	3,433

Palmer Square European Loan Funding DAC
3.008% due 10/15/2031 •	EUR	3,835	4,024

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.820% due 07/25/2035 •		$1,400	1,130
6.570% due 02/25/2035 •		4,155	3,587

PFP Ltd.
6.934% due 08/19/2035 •		2,400	2,395

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
2.487% due 07/25/2051 þ	$2,315	$2,190
3.721% due 07/25/2051 þ	1,813	1,709
5.240% due 04/25/2052 þ	1,365	1,305

Ready Capital Mortgage Financing LLC
6.995% due 02/25/2035 •	1,055	1,056
7.358% due 10/25/2039 •	2,796	2,807

Renaissance Home Equity Loan Trust
5.945% due 09/25/2037 •	237	110

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030	546	486
4.320% due 09/25/2030	560	517
5.380% due 11/25/2030	1,987	1,951

Residential Asset Securities Corp. Trust
5.425% due 06/25/2033 •	66	58
5.505% due 12/25/2035 ~	1,479	1,404
5.805% due 01/25/2036 •	5,075	4,451

Saxon Asset Securities Trust
5.295% due 09/25/2036 ~	1,700	1,302

Securitized Asset-Backed Receivables LLC Trust
5.565% due 10/25/2035 •	1,509	1,209

SLM Private Education Loan Trust
9.434% due 10/15/2041 •	2,288	2,489

SLM Student Loan Trust
6.318% due 04/25/2023 •	133	133

SMB Private Education Loan Trust
1.070% due 01/15/2053	1,948	1,679
5.414% due 01/15/2053 •	2,071	2,007

SoFi Professional Loan Program Trust
2.540% due 05/15/2046	972	907

Sound Point CLO Ltd.
5.798% due 07/25/2030 ~	2,724	2,688

Soundview Home Loan Trust
5.310% due 02/25/2036 •	891	808
6.145% due 10/25/2037 •	485	353

Specialty Underwriting & Residential Finance Trust
5.021% due 12/25/2036 •	400	375

Starwood Mortgage Trust
6.358% due 11/15/2038 •	4,300	4,154

Theorem Funding Trust
1.850% due 02/15/2028	931	910
7.600% due 04/15/2029	2,363	2,382

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~	147	144

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~	1,900	1,869

Upstart Pass-Through Trust Series
3.800% due 04/20/2030	1,277	1,229

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	492	473

Total Asset-Backed Securities (Cost $193,822)		183,828

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ	149	37
1.500% due 07/09/2035 þ	97	24

Brazil Government International Bond
4.750% due 01/14/2050	572	425

Total Sovereign Issues (Cost $673)		486

	SHARES
PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

Truist Financial Corp.
4.950% due 09/01/2025 •(f)	1,098,000	1,028

Total Preferred Securities (Cost $1,118)		1,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 78.4%

COMMERCIAL PAPER 2.6%

BAT International Finance PLC
5.900% due 05/25/2023		$2,000	$1,983
5.900% due 05/30/2023		500	496
5.910% due 05/30/2023		500	495

Conagra Brands, Inc.
5.450% due 04/06/2023		500	500

Constellation Brands, Inc.
5.260% due 04/04/2023		250	250

Crown Castle, Inc.
5.740% due 04/11/2023		1,000	998

Dominion Energy, Inc.
5.800% due 04/24/2023		1,200	1,196

Edison International
5.550% due 05/19/2023		800	794

Lowe’s Companies, Inc.
5.750% due 04/10/2023		3,000	2,996

Mondelez International, Inc.
5.120% due 04/14/2023		750	749

Walgreens Boots
5.180% due 04/03/2023		2,000	1,999
5.900% due 04/26/2023		3,000	2,988

			15,444

REPURCHASE AGREEMENTS (h) 60.3%
			359,501

SHORT-TERM NOTES 3.4%

Federal Home Loan Bank
4.850% due 05/18/2023 •		12,400	12,400
4.860% due 05/26/2023 •(j)		7,800	7,800

			20,200

JAPAN TREASURY BILLS 4.7%
(0.165)% due 05/08/2023 - 05/15/2023 (c)(d)	JPY	3,700,000	27,871

U.S. TREASURY BILLS 7.4%
4.483% due 04/06/2023 - 05/09/2023 (c)(d)(l)		$44,050	43,933

Total Short-Term Instruments (Cost $467,445)			466,949

Total Investments in Securities (Cost $827,338)			801,728

		SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short-Term Floating NAV Portfolio III		112,637	1,095

Total Short-Term Instruments (Cost $1,095)			1,095

Total Investments in Affiliates (Cost $1,095)			1,095

Total Investments 134.6% (Cost $828,433)			$802,823

Financial Derivative Instruments (i)(k) (0.3)% (Cost or Premiums, net $9,701)			(1,530)

Other Assets and Liabilities, net (34.3)%			(204,976)

Net Assets 100.0%			$596,317

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.820%	04/03/2023	04/04/2023	$165,600	U.S. Treasury Inflation Protected Securities 0.875% due 01/15/2029	$(168,891)	$165,600	$165,600
CIB	4.810	03/31/2023	04/03/2023	164,500	U.S. Treasury Notes 1.875% due 02/28/2027	(168,452)	164,500	164,566
FICC	2.200	03/31/2023	04/03/2023	3,601	U.S. Treasury Bills 0.000% due 03/21/2024	(3,673)	3,601	3,601
JPS	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2023	(102)	100	100
SAL	4.900	03/31/2023	04/03/2023	25,700	U.S. Treasury Notes 0.250% due 09/30/2025	(26,250)	25,700	25,711

Total Repurchase Agreements						$(367,368)	$359,501	$359,578

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$165,600	$0	$0	$165,600	$(168,891)	$(3,291)
CIB	164,566	0	0	164,566	(168,452)	(3,886)
FICC	3,601	0	0	3,601	(3,673)	(72)
JPS	100	0	0	100	(102)	(2)
SAL	25,711	0	0	25,711	(26,250)	(539)

Total Borrowings and Other Financing Transactions	$359,578	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	35

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	139	$	28,697	$(216)	$20	$0
U.S. Treasury 10-Year Note June Futures	06/2023	413		47,463	(137)	142	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	74		10,443	484	99	0

					$131	$261	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bobl June Futures	06/2023	41	$	(5,241)	$(124)	$21	$(13)
Euro-Bund June Futures	06/2023	35		(5,156)	(169)	25	(23)
Euro-Buxl 30-Year Bond June Futures	06/2023	9		(1,375)	(83)	7	(11)
U.S. Treasury 5-Year Note June Futures	06/2023	254		(27,815)	(61)	0	(58)

					$(437)	$53	$(105)

Total Futures Contracts					$(306)	$314	$(105)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Motors Co.	5.000%	Quarterly	12/20/2026	1.562%	$ 1,200	$235	$(93)	$142	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$828	$(30)	$5	$(25)	$2	$0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	500	(35)	6	(29)	1	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	500	0	9	9	3	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	40,000	545	(64)	481	39	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	82,100	595	375	970	89	0

					$1,075	$331	$1,406	$134	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024	$	30,100	$(1,203)	$(188)	$(1,391)	$0	$(2)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		4,700	(28)	31	3	0	(15)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		3,500	14	24	38	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		45,500	5,418	398	5,816	0	(209)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		15,100	245	(55)	190	0	(84)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		15,600	3,502	320	3,822	0	(155)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		2,200	45	25	70	0	(27)
Receive	3-Month CNY-CNREPOFIX	0.000	Quarterly	03/17/2026	CNY	30,500	0	16	16	1	0
Pay	3-Month CNY-CNREPOFIX	0.000	Quarterly	03/17/2026		30,500	(43)	27	(16)	0	(1)
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,600	0	10	10	1	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,600	(29)	20	(9)	0	(1)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031	$	17,450	576	(2,801)	(2,225)	79	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	10,800	(76)	125	49	5	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		4,800	73	(97)	(24)	0	(5)

							$8,494	$(2,145)	$6,349	$86	$(514)

Total Swap Agreements							$9,804	$(1,907)	$7,897	$220	$(514)

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$314	$222	$536	$0	$(105)	$(514)	$ (619)

(j)

Securities with an aggregate market value of $2,260 and cash of $9,962 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	782		$116	$2	$0
	04/2023	DKK	15,752		2,246	0	(47)

BPS	04/2023	EUR	220		235	0	(4)
	04/2023	MXN	142,917		7,856	0	(51)
	04/2023		$2,141	DKK	14,738	4	0
	05/2023	DKK	14,711		$2,141	0	(4)
	05/2023		$1,286	EUR	1,181	0	(3)
	06/2023		7,856	MXN	144,920	52	0

BRC	05/2023	DKK	7,952		$1,163	3	0
	05/2023	JPY	3,700,000		29,040	1,022	0

CBK	04/2023	DKK	17,199		2,445	0	(59)
	04/2023		$1,491	DKK	10,234	0	(2)
	05/2023	DKK	10,215		$1,491	2	0

DUB	04/2023	BRL	6,619		1,303	0	(3)
	04/2023		$1,241	BRL	6,619	64	0
	04/2023		37,084	EUR	34,267	79	0
	05/2023	EUR	34,267		$37,143	0	(78)
	07/2023	BRL	6,726		1,241	0	(63)

GLM	04/2023		6,566		1,210	0	(85)
	04/2023		$1,292	BRL	6,566	3	0

MBC	04/2023	EUR	308		$327	0	(7)
	04/2023	GBP	3,052		3,686	0	(79)
	04/2023	TRY	2,178		112	2	0
	04/2023		$2,493	EUR	2,296	0	(3)
	04/2023		795	GBP	655	13	0
	05/2023	CNH	247		$37	1	0

RBC	04/2023		$6,868	MXN	142,360	1,008	0
	05/2023	MXN	142,571		$7,532	0	(317)
	06/2023		$44	MXN	822	1	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	37

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2023	MXN	619		$32	$0	$(2)

SCX	05/2023		$2,498	EUR	2,296	0	(5)

TOR	04/2023	CAD	2,179		$1,607	0	(6)
	04/2023		$551	CAD	747	1	0
	05/2023	CAD	747		$551	0	(1)

UAG	04/2023	EUR	33,739		35,821	0	(769)
	04/2023		$1,054	CAD	1,433	6	0
	05/2023	CAD	1,433		$1,054	0	(6)
	05/2023	GBP	2,397		2,967	9	0

Total Forward Foreign Currency Contracts						$2,272	$(1,594)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	429	$(103)	$99	$0	$(4)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	S&P 500 Total Return Index	3,342	5.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	$	29,380	$0	$126	$126	$0

BPS	Pay	S&P 500 Total Return Index	26,266	5.115% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/15/2023		199,330	0	(27,362)	0	(27,362)

CBK	Receive	ERAUSLT Index	159,208	5.140% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023		73,182	0	(330)	0	(330)

FAR	Pay	S&P 500 Total Return Index	140	5.050% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023		1,231	0	32	32	0

GST	Pay	S&P 500 Total Return Index	10,349	5.091% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/03/2024		90,979	0	348	348	0

JPM	Receive	ERAUSLT Index	569,073	5.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023		261,580	0	(1,128)	0	(1,128)
	Receive	ERAUSLT Index	38,081	5.130% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023		17,504	0	(76)	0	(76)
	Receive	ERAUSLT Index	546,838	5.110% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/15/2023		221,273	0	25,413	25,413	0

RBC	Receive	ERAUSLT Index	4,333	5.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023		1,992	0	(5)	0	(5)

UAG	Pay	S&P 500 Total Return Index	15,981	5.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/12/2023		140,491	0	604	604	0
	Pay	S&P 500 Total Return Index	12,945	5.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024		113,801	0	257	257	0

									$0	$(2,121)	$26,780	$(28,901)

Total Swap Agreements									$(103)	$(2,022)	$26,780	$(28,905)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$2	$0	$126	$128	$(47)	$0	$(4)	$(51)	$77	$392	$469
BPS	56	0	0	56	(62)	0	(27,362)	(27,424)	(27,368)	24,372	(2,996)
BRC	1,025	0	0	1,025	0	0	0	0	1,025	(720)	305
CBK	2	0	0	2	(61)	0	(330)	(391)	(389)	(270)	(659)

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
DUB	$143	$0	$0	$143	$(144)	$0	$0	$(144)	$(1)	$0	$(1)
FAR	0	0	32	32	0	0	0	0	32	0	32
GLM	3	0	0	3	(85)	0	0	(85)	(82)	43	(39)
GST	0	0	348	348	0	0	0	0	348	2,162	2,510
JPM	0	0	25,413	25,413	0	0	(1,204)	(1,204)	24,209	(21,734)	2,475
MBC	16	0	0	16	(89)	0	0	(89)	(73)	0	(73)
RBC	1,009	0	0	1,009	(319)	0	(5)	(324)	685	(720)	(35)
SCX	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
TOR	1	0	0	1	(7)	0	0	(7)	(6)	0	(6)
UAG	15	0	861	876	(775)	0	0	(775)	101	7,698	7,799

Total Over the Counter	$2,272	$0	$26,780	$29,052	$(1,594)	$0	$(28,905)	$(30,499)

(l)

Securities with an aggregate market value of $34,668 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$314	$314
Swap Agreements	0	136	0	0	86	222

	$0	$136	$0	$0	$400	$536

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,272	$0	$2,272
Swap Agreements	0	0	26,780	0	0	26,780

	$0	$0	$26,780	$2,272	$0	$29,052

	$0	$136	$26,780	$2,272	$400	$29,588

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$105	$105
Swap Agreements	0	0	0	0	514	514

	$0	$0	$0	$0	$619	$619

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,594	$0	$1,594
Swap Agreements	0	4	28,901	0	0	28,905

	$0	$4	$28,901	$1,594	$0	$30,499

	$0	$4	$28,901	$1,594	$619	$31,118

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	39

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)	March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,869	$6,869
Swap Agreements	0	(661)	0	0	(6,652)	(7,313)

	$0	$(661)	$0	$0	$217	$(444)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,510	$0	$1,510
Purchased Options	0	0	0	0	1,817	1,817
Written Options	0	192	0	0	(2,304)	(2,112)
Swap Agreements	0	17	57,267	0	0	57,284

	$0	$209	$57,267	$1,510	$(487)	$58,499

	$0	$(452)	$57,267	$1,510	$(270)	$58,055

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,655)	$(1,655)
Swap Agreements	0	790	0	0	5,268	6,058

	$0	$790	$0	$0	$3,613	$4,403

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,059)	$0	$(1,059)
Purchased Options	0	0	0	0	(990)	(990)
Written Options	0	(94)	0	0	1,214	1,120
Swap Agreements	0	(23)	(12,228)	0	0	(12,251)

	$0	$(117)	$(12,228)	$(1,059)	$224	$(13,180)

	$0	$673	$(12,228)	$(1,059)	$3,837	$(8,777)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$37,999	$0	$37,999
Industrials	0	18,060	0	18,060
Utilities	0	3,060	0	3,060
Municipal Bonds & Notes
Illinois	0	281	0	281
U.S. Government Agencies	0	24,251	0	24,251
U.S. Treasury Obligations	0	7,205	0	7,205
Non-Agency Mortgage-Backed Securities	0	58,581	0	58,581
Asset-Backed Securities	0	183,828	0	183,828
Sovereign Issues	0	486	0	486
Preferred Securities
Financials	0	1,028	0	1,028
Short-Term Instruments
Commercial Paper	0	15,444	0	15,444
Repurchase Agreements	0	359,501	0	359,501
Short-Term Notes	0	20,200	0	20,200
Japan Treasury Bills	0	27,871	0	27,871
U.S. Treasury Bills	0	43,933	0	43,933

	$0	$801,728	$0	$801,728

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,095	$0	$0	$1,095

Total Investments	$1,095	$801,728	$0	$802,823

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	53	481	0	534
Over the counter	0	29,052	0	29,052

	$53	$29,533	$0	$29,586

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(47)	(572)	0	(619)
Over the counter	0	(30,499)	0	(30,499)

	$(47)	$(31,071)	$0	$(31,118)

Total Financial Derivative Instruments	$6	$(1,538)	$0	$(1,532)

Totals	$1,101	$800,190	$0	$801,291

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.8%

CORPORATE BONDS & NOTES 11.1%

BANKING & FINANCE 7.8%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$800	$699
3.300% due 01/30/2032		800	663

American Tower Corp.
3.800% due 08/15/2029		194	180

Aviation Capital Group LLC
4.375% due 01/30/2024		14	14
5.500% due 12/15/2024		400	395

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		187	158

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	1,600	1,662

Banco BTG Pactual SA
4.500% due 01/10/2025		$201	194

Bank of America Corp.
3.974% due 02/07/2030 •		166	155
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		1,300	1,304

Barclays PLC
3.650% due 03/16/2025		700	670
3.932% due 05/07/2025 •		500	487
4.375% due 01/12/2026		700	676
4.375% due 03/15/2028 •(f)(g)		500	343
4.972% due 05/16/2029 •		200	193
6.252% (US0003M + 1.380%) due 05/16/2024 ~		6,691	6,668
7.125% due 06/15/2025 •(f)(g)	GBP	1,200	1,298
7.750% due 09/15/2023 •(f)(g)		$2,300	2,116

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	600	645

Credit Suisse Group AG
4.194% due 04/01/2031 •		$250	223
4.550% due 04/17/2026		1,100	1,016
6.394% (US0003M + 1.240%) due 06/12/2024 ~		2,700	2,633

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,700	1,654
3.961% due 11/26/2025 •		$600	568

Discover Bank
4.650% due 09/13/2028		1,006	952

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,869	1,797

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,200	1,159

Ford Motor Credit Co. LLC
4.063% due 11/01/2024		$300	290
5.584% due 03/18/2024		300	297

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		166	159
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,800	3,805

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	252
4.292% due 09/12/2026 •		1,500	1,438
4.300% due 03/08/2026		500	484

ING Groep NV
3.875% due 05/16/2027 •(f)(g)		2,000	1,460
4.250% due 05/16/2031 •(f)(g)		200	133

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		1,800	1,788

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(f)(g)		2,200	2,047

Morgan Stanley
5.050% due 01/28/2027 •		4,400	4,391

Nationwide Building Society
4.363% due 08/01/2024 •		2,200	2,182

NatWest Group PLC
4.519% due 06/25/2024 •		1,600	1,592

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.892% due 05/18/2029 •		$1,784	$1,715
6.684% (US0003M + 1.550%) due 06/25/2024 ~		2,000	1,999
8.000% due 08/10/2025 •(f)(g)		900	891

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		400	374

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	12,503	1,415

Nykredit Realkredit AS
1.500% due 10/01/2053		46,745	5,283

Realkredit Danmark AS
1.500% due 10/01/2053		17,963	2,028

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$2,500	2,466

Societe Generale SA
6.447% due 01/12/2027 •		2,500	2,501

Standard Chartered PLC
7.750% due 04/02/2023 •(f)(g)		300	300

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		3,800	3,072

UBS AG
5.125% due 05/15/2024 (g)		3,270	3,186

UBS Group AG
4.751% due 05/12/2028 •		5,300	5,089

VICI Properties LP
4.750% due 02/15/2028		1,800	1,708

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	500	526
1.741% due 05/04/2030 •		1,100	1,031
3.000% due 04/22/2026		$1,000	945

			83,369

INDUSTRIALS 2.9%

Aker BP ASA
2.875% due 01/15/2026		450	426

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		1,600	1,424

Broadcom, Inc.
3.137% due 11/15/2035		300	231
3.187% due 11/15/2036		1,600	1,214
3.419% due 04/15/2033		2,400	2,010
3.469% due 04/15/2034		1,100	904
3.500% due 02/15/2041		500	378

Charter Communications Operating LLC
4.908% due 07/23/2025		1,670	1,654
6.464% (US0003M + 1.650%) due 02/01/2024 ~		242	243

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		800	737

DAE Funding LLC
1.625% due 02/15/2024		1,800	1,723

Daimler Trucks Finance North America LLC
5.200% due 01/17/2025		1,000	1,002

Expedia Group, Inc.
6.250% due 05/01/2025		264	267

Hyatt Hotels Corp.
1.800% due 10/01/2024		2,900	2,747

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	152	164

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		$1,564	1,380

Imperial Brands Finance PLC
3.125% due 07/26/2024		598	579
3.500% due 07/26/2026		300	281

INEOS Finance PLC
2.125% due 11/15/2025	EUR	187	191

MPLX LP
2.650% due 08/15/2030		$1,000	849

Nakilat, Inc.
6.067% due 12/31/2033		93	97

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,200	1,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	$700	$690
3.522% due 09/17/2025	1,500	1,422
4.345% due 09/17/2027	2,900	2,737
4.810% due 09/17/2030	900	816

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030	1,000	899

T-Mobile USA, Inc.
2.700% due 03/15/2032	1,000	843
3.375% due 04/15/2029	600	548
3.500% due 04/15/2031	900	810

Warnermedia Holdings, Inc.
4.054% due 03/15/2029	700	652
4.279% due 03/15/2032	2,500	2,234

		31,431

UTILITIES 0.4%

Edison International
5.750% due 06/15/2027	62	63

Pacific Gas & Electric Co.
1.700% due 11/15/2023	2,100	2,049
3.000% due 06/15/2028	800	711
4.550% due 07/01/2030	900	844

Sprint LLC
7.125% due 06/15/2024	35	35
7.875% due 09/15/2023	76	77

		3,779

Total Corporate Bonds & Notes (Cost $129,711)		118,579

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	705	653

Total Municipal Bonds & Notes (Cost $705)		653

U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
1.005% due 03/25/2041 ~(a)	171	14
1.855% due 03/25/2036 ~(a)	65	5
2.550% due 03/01/2035 •	2	2
3.014% due 06/01/2035 •	32	31
3.315% due 05/01/2035 •	1	1
3.566% due 11/01/2034 •	1	1
3.720% due 10/01/2035 •	13	12
3.733% due 01/01/2035 •	19	18
3.741% due 07/01/2035 •	15	15
3.765% due 06/01/2035 •	30	30
3.775% due 09/01/2035 •	20	20
3.777% due 05/25/2035 ~	5	5
3.805% due 07/01/2035 •	9	9
3.901% due 08/01/2035 •	32	32
3.915% due 07/01/2034 •	71	70
3.971% due 08/01/2035 •	61	62
3.987% due 09/01/2035 •	8	8
3.992% due 06/01/2043 •	39	37
3.993% due 07/01/2044 •	6	6
4.069% due 12/01/2033 •	10	10
4.273% due 12/01/2033 •	38	37
4.581% due 11/01/2035 •	13	12
4.677% due 12/25/2036 •	21	21
4.967% due 09/25/2042 ~	136	134
5.027% due 09/01/2036 •	9	9
5.044% due 07/01/2036 •	19	19
5.049% due 05/01/2036 •	16	16
5.089% due 08/01/2036 •	13	13
5.195% due 03/25/2037 - 07/25/2037 •	14	14
5.225% due 07/25/2037 •	17	17
5.245% due 09/25/2035 •	33	32
5.565% due 06/25/2037 •	19	19
5.595% due 01/25/2040 •	5	5

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	41

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.665% due 12/25/2039 •	$11	$11
5.745% due 07/25/2039 ~	5	5
7.179% due 12/25/2036 •	4	4

Freddie Mac
1.786% due 07/15/2036 •(a)	94	9
2.016% due 04/15/2036 ~(a)	14	1
4.000% due 11/01/2047 - 03/01/2049	1,369	1,336
4.338% due 02/25/2045 •	10	10
4.500% due 01/15/2041 - 04/01/2041	187	185
5.000% due 03/01/2038	955	978
5.014% due 02/15/2037 •	2	2
5.105% due 08/25/2031 •	23	23
5.234% due 07/15/2041 •	217	213
5.254% due 06/15/2041 •	206	204
5.354% due 08/15/2037 •	58	58
5.384% due 08/15/2037 •	75	74
5.500% due 06/01/2027 - 05/01/2040	377	389
5.539% due 01/15/2038 •	37	37
6.000% due 02/01/2034 - 10/01/2039	552	571

Ginnie Mae
2.750% due 11/20/2044 •	32	32
2.857% due 04/20/2068 •	96	94
3.500% due 01/15/2042 - 07/15/2045	3,256	3,170
5.000% due 06/15/2034 - 06/15/2041	1,110	1,144
6.000% due 05/15/2037 - 07/15/2037	41	42

U.S. Small Business Administration
5.290% due 12/01/2027	30	30
5.600% due 09/01/2028	230	228

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 02/01/2049	11,779	11,111
4.000% due 07/01/2025 - 11/01/2028	454	452
4.500% due 05/01/2023 - 06/01/2042	1,275	1,274
5.500% due 10/01/2023 - 12/01/2039	719	739
6.000% due 05/01/2035 - 05/01/2041	258	268
6.500% due 09/01/2034	1	1

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2053	7,600	7,580
6.500% due 04/01/2053	13,400	13,818

Total U.S. Government Agencies (Cost $46,003)		44,829

U.S. TREASURY OBLIGATIONS 0.8%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 02/15/2052 (l)	322	224
0.625% due 07/15/2032	1,339	1,280
0.625% due 02/15/2043 (l)	931	786
0.750% due 02/15/2045 (l)	1,906	1,626
1.000% due 02/15/2046 (j)(l)	4,030	3,609
1.000% due 02/15/2048 (l)	1,063	948

Total U.S. Treasury Obligations (Cost $10,137)		8,473

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.7%

280 Park Avenue Mortgage Trust
5.799% due 09/15/2034 •	4,000	3,750

Adjustable Rate Mortgage Trust
3.923% due 01/25/2036 ^~	122	93

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	31	24

APS Resecuritization Trust
4.900% due 08/28/2054 ~	2,816	2,633

BAMLL Commercial Mortgage Securities Trust
2.829% due 01/15/2032	2,400	2,062

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
4.496% due 09/20/2034 ~		$1	$1
5.141% due 12/20/2046 ^•		95	76
5.181% due 04/20/2047 ^•		4	3
5.321% due 06/20/2047 •		253	202
6.412% due 10/25/2036 ^þ		1,896	1,623

Bear Stearns Adjustable Rate Mortgage Trust
3.841% due 07/25/2034 ~		6	5
4.047% due 08/25/2033 ~		3	3
4.065% due 04/25/2033 ~		1	1
4.287% due 01/25/2033 ~		32	30

Bear Stearns ALT-A Trust
3.942% due 05/25/2035 ~		2	2
5.345% due 01/25/2036 ^~		6	8

Bear Stearns Structured Products, Inc. Trust
3.947% due 01/26/2036 ^~		94	73

BellaVista Mortgage Trust
5.352% due 01/22/2045 •		885	745

Braemar Hotels & Resorts Trust
5.504% due 06/15/2035 •		2,777	2,671

Chase Mortgage Finance Trust
3.789% due 02/25/2037 ~		154	151

ChaseFlex Trust
5.145% due 07/25/2037 •		390	321

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.095% due 01/25/2036 •		121	106
5.095% due 06/25/2036 •		206	184

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •		9	8
5.410% due 10/25/2035 •		9	8
6.170% due 09/25/2062 þ		6,026	5,997

Countrywide Alternative Loan Trust
3.318% due 05/25/2036 ~		235	179
4.138% due 12/25/2035 •		6	5
4.698% due 08/25/2035 •		1,443	1,256
5.205% due 05/25/2047 ~		119	99
5.225% due 09/25/2046 ^•		383	347
5.245% due 08/25/2037 •		12	8
5.345% due 05/25/2035 ^•		3,206	2,423
5.401% due 12/20/2035 •		47	41
5.405% due 02/25/2037 •		706	573
5.485% due 11/25/2035 •		251	197
5.500% due 11/25/2035		5	3
6.000% due 06/25/2047 ^		3,327	1,819
6.250% due 08/25/2036		138	82

Countrywide Home Loan Mortgage Pass-Through Trust
5.505% due 02/25/2035 •		2	1
5.645% due 09/25/2034 •		49	45
5.910% due 02/20/2036 ^•		8	6

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		3,499	3,226
2.688% due 03/25/2059 ~		859	833

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.505% due 02/25/2036 •		1,082	996
5.595% due 10/25/2047 •		221	173

Eurohome UK Mortgages PLC
4.410% due 06/15/2044 •	GBP	15	18

First Horizon Alternative Mortgage Securities Trust
4.033% due 08/25/2035 ^~		$94	80

Frost CMBS DAC
3.853% due 11/20/2033 •	EUR	1,694	1,762

FWD Securitization Trust
2.240% due 01/25/2050 ~		$64	59

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.364% due 10/25/2033 ~		17	16

GSR Mortgage Loan Trust
3.709% due 11/25/2035 ~		23	20
6.000% due 05/25/2037 ^		230	167

HarborView Mortgage Loan Trust
4.981% due 07/19/2047 ~		215	193
5.171% due 12/19/2036 •		56	46
5.261% due 01/19/2036 •		363	222
5.301% due 03/19/2035 •		858	820

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDX Mortgage Loan Trust
3.329% due 01/25/2036 ^~		$85	$70
5.245% due 11/25/2046 •		9,152	7,910
5.485% due 07/25/2045 •		4	3

JP Morgan Chase Commercial Mortgage Securities Trust
5.984% due 03/15/2036 •		2,705	2,581

JP Morgan Mortgage Trust
4.151% due 04/25/2037 ~		4	3
5.750% due 01/25/2036 ^		10	5

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		1,781	1,603
2.250% due 07/25/2067 þ		1,447	1,322

Lehman XS Trust
5.245% due 07/25/2047 ^•		4,209	3,934
5.345% due 08/25/2037 •		64	57

MASTR Adjustable Rate Mortgages Trust
3.800% due 10/25/2033 ~		53	41
3.938% due 12/25/2046 •		4,708	3,485

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.124% due 12/15/2030 •		93	86

Merrill Lynch Alternative Note Asset Trust
5.245% due 03/25/2037 •		463	128

Merrill Lynch Mortgage Investors Trust
3.761% due 05/25/2033 ~		4	4

Morgan Stanley Capital Trust
6.133% due 12/15/2038 •		3,500	3,166

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,248	2,098
3.500% due 10/25/2059 ~		47	43

Nomura Resecuritization Trust
5.745% due 03/25/2037 •		2,165	2,079

PHH Alternative Mortgage Trust
5.165% due 02/25/2037 •		181	125

Residential Accredit Loans, Inc. Trust
5.185% due 01/25/2037 •		170	135
5.215% due 08/25/2036 •		731	635

Residential Asset Securitization Trust
6.000% due 09/25/2036		907	303
6.000% due 05/25/2037 ^		341	201
6.250% due 07/25/2036 ^		357	280

Sequoia Mortgage Trust
5.161% due 07/20/2036 •		151	128
5.181% due 06/20/2036 •		179	164

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~		5,800	5,210
6.184% due 05/15/2038 •		4,500	3,843

Structured Adjustable Rate Mortgage Loan Trust
3.737% due 11/25/2035 ^~		50	45
3.845% due 01/25/2035 ~		35	35
4.119% due 08/25/2035 ~		50	42
4.450% due 09/25/2035 ~		35	31
4.538% due 01/25/2035 ^•		94	77
5.165% due 10/25/2035 •		1,391	1,232

Structured Asset Mortgage Investments Trust
3.453% due 05/25/2047 ^~		2,288	1,841
5.405% due 02/25/2036 ^•		41	34
5.461% due 02/19/2035 •		2	2

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	794	954

Towd Point Mortgage Funding
5.243% due 07/20/2045 ~		468	572

Wachovia Mortgage Loan Trust LLC
3.937% due 05/20/2036 ^~		$21	20

WaMu Mortgage Pass-Through Certificates Trust
3.162% due 01/25/2037 ^~		479	413
3.230% due 06/25/2037 ^~		1,215	1,074
3.387% due 12/25/2046 ~		294	271
3.518% due 12/25/2036 ^~		152	130
3.948% due 07/25/2047 •		36	29
4.018% due 10/25/2046 ^•		398	327
4.128% due 06/25/2046 •		2,777	2,451
4.138% due 02/25/2046 •		232	202
4.638% due 10/25/2046 ~		53	46

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.385% due 12/25/2045 •		$2,320	$2,130
5.425% due 10/25/2045 •		12	11
5.485% due 01/25/2045 •		79	73

Washington Mutual Mortgage Pass-Through Certificates Trust
3.888% due 02/25/2047 ^•		167	141
6.000% due 07/25/2036		1,255	919

Wells Fargo Alternative Loan Trust
3.631% due 07/25/2037 ^~		1,699	1,479
6.250% due 07/25/2037 ^		101	86

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		276	269

Wells Fargo-RBS Commercial Mortgage Trust
3.073% due 06/15/2046		1,531	1,527

Total Non-Agency Mortgage-Backed Securities (Cost $96,531)			92,600

ASSET-BACKED SECURITIES 27.9%

ACE Securities Corp. Home Equity Loan Trust
5.460% due 12/25/2035 •		4,500	3,983

ACHV ABS TRUST ACHV 2023 1PL A
6.420% due 03/18/2030		4,828	4,823

Arbor Realty Commercial Real Estate Notes Ltd.
7.227% due 05/15/2037 •		2,700	2,619
7.727% due 05/15/2037 •		2,700	2,626

AREIT Trust
6.529% due 11/17/2038 ~		1,500	1,433

Argent Securities Trust
4.955% due 09/25/2036 ~		81	27

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.831% due 01/25/2034 •		121	109
3.878% due 02/25/2034 •		734	693

Asset-Backed Funding Certificates Trust
5.065% due 01/25/2037 •		2,555	1,491
5.895% due 03/25/2034 ^•		1,612	1,486

Asset-Backed Securities Corp. Home Equity Loan Trust
3.418% due 03/25/2036 ~		11,443	9,132
5.805% due 07/25/2035 •		40	40

Bear Stearns Asset-Backed Securities Trust
5.165% due 08/25/2036 •		756	722
5.865% due 10/25/2035 •		936	908

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		1,977	1,957
6.292% due 10/15/2030 •		3,300	3,192

Black Diamond CLO DAC
3.634% due 05/15/2032 ~	EUR	3,700	3,925

CarNow Auto Receivables Trust
3.440% due 07/15/2024		$62	62
6.620% due 12/16/2024		1,529	1,531

Carrington Mortgage Loan Trust
5.105% due 02/25/2037 •		391	350

Citigroup Mortgage Loan Trust
4.995% due 12/25/2036 •		362	152
5.165% due 09/25/2036 •		2,756	1,998
5.745% due 09/25/2035 ^~		4,687	4,292

Countrywide Asset-Backed Certificates
5.345% due 01/25/2046 ^•		8,114	7,576

Countrywide Asset-Backed Certificates Trust
4.204% due 05/25/2036 •		1,261	1,212
5.045% due 06/25/2037 ^•		2,254	2,155
5.095% due 06/25/2047 •		1,680	1,608
5.125% due 12/25/2046 •		1,165	1,061
5.245% due 08/25/2036 •		30	29
5.365% due 12/25/2036 ^•		4,740	4,392
5.445% due 06/25/2036 •		18	17

Credit-Based Asset Servicing & Securitization Trust
4.965% due 11/25/2036 •		20	9

Dell Equipment Finance Trust
0.570% due 10/23/2023		1,353	1,349

Discover Card Execution Note Trust
5.074% due 03/15/2026 •		3,500	3,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
4.905% due 01/25/2037 ~		$11	$5
5.505% due 01/25/2036 •		54	50

Gallatin CLO Ltd.
5.729% due 07/15/2031 •		2,700	2,602

GM Financial Consumer Automobile Receivables Trust
5.158% due 09/16/2025 •		5,195	5,195

GoldenTree Loan Management EUR CLO DAC
3.242% due 01/20/2032 •	EUR	14,200	14,941

GSAA Home Equity Trust
5.085% due 06/25/2036 •		$69	15

GSAMP Trust
4.935% due 01/25/2037 •		2,293	1,370
4.975% due 12/25/2046 •		1,422	786
4.995% due 12/25/2046 •		32	16
5.075% due 01/25/2037 •		4,200	3,365

Halseypoint CLO Ltd.
6.248% due 07/20/2031 •		1,300	1,279

Harvest CLO DAC
1.040% due 07/15/2031	EUR	800	796

Home Equity Asset Trust
6.445% due 12/25/2034 •		$985	964

HSI Asset Securitization Corp. Trust
5.065% due 12/25/2036 •		946	256
5.310% due 03/25/2036 •		10,035	8,940

JP Morgan Mortgage Acquisition Trust
5.145% due 07/25/2036 ~		67	31

Jubilee CLO DAC
2.938% due 04/15/2031 •	EUR	1,000	1,048

KKR CLO Ltd.
5.735% due 07/18/2030 •		$1,836	1,817
5.942% due 01/16/2028 ~		2,500	2,472
6.395% due 07/18/2030 •		3,700	3,619

LCM LP
6.298% due 07/19/2027 ~		3,100	3,064

LendingClub Receivables Trust
3.750% due 01/15/2027		698	690
3.750% due 12/15/2045		389	385
4.000% due 08/15/2025		197	197

LL ABS Trust
6.630% due 05/15/2030		3,179	3,166

Long Beach Mortgage Loan Trust
5.285% due 02/25/2036 •		134	129
5.405% due 10/25/2034 •		17	16
5.820% due 04/25/2035 •		87	86

M360 Ltd.
7.002% due 11/22/2038 •		2,700	2,667

Madison Park Euro Funding DAC
3.088% due 07/15/2032 •	EUR	1,800	1,897

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •		677	720

Marlette Funding Trust
5.180% due 11/15/2032		$3,011	2,989
5.950% due 11/15/2032		2,000	1,965
6.070% due 04/15/2033		6,500	6,499

MASTR Asset-Backed Securities Trust
5.165% due 10/25/2036 •		313	161
5.325% due 03/25/2036 •		47	32

MF1 LLC
7.406% due 06/19/2037 •		11,800	11,672

MF1 Ltd.
6.211% due 10/16/2036 •		4,600	4,413
6.310% due 02/19/2037 •		5,900	5,754
6.511% due 10/16/2036 ~		4,600	4,394

MFA Trust
2.363% due 03/25/2060 þ		461	438

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 01/25/2037 •		3,500	1,442
4.975% due 02/25/2037 ~		893	799
5.095% due 03/25/2037 ~		2,715	1,216
5.125% due 08/25/2036 ~		431	226
5.775% due 07/25/2035 ~		179	171

Morgan Stanley Home Equity Loan Trust
5.015% due 04/25/2037 •		1,717	935

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •		$37	$11
6.465% due 09/25/2046 ^þ		720	243

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.175% due 10/25/2036 ^•		167	37

NovaStar Mortgage Funding Trust
4.975% due 03/25/2037 ~		4,996	3,318
5.165% due 10/25/2036 •		233	128

OAK Hill European Credit Partners DAC
3.072% due 01/20/2032 •	EUR	1,767	1,879

Oaktree CLO Ltd.
5.928% due 10/20/2032 ~		$3,300	3,228

Option One Mortgage Loan Trust Asset-Backed Certificates
5.580% due 11/25/2035 •		6,767	5,304

Ownit Mortgage Loan Trust
5.745% due 10/25/2036 ^•		32	30

OZLM Ltd.
6.258% due 07/20/2032 ~		2,500	2,434
6.508% due 07/20/2032 •		1,500	1,447

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		1,385	1,339
4.970% due 01/15/2030		1,625	1,602
6.060% due 03/15/2030		7,734	7,688

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.820% due 07/25/2035 •		3,200	2,582
6.570% due 02/25/2035 •		3,359	2,899

PRET LLC
1.744% due 07/25/2051 þ		1,436	1,342
2.487% due 07/25/2051 þ		4,942	4,675
5.240% due 04/25/2052 þ		2,987	2,854
5.927% due 06/25/2052 þ		4,943	4,829

Ready Capital Mortgage Financing LLC
7.166% due 10/25/2039 •		4,400	4,371
7.259% due 06/25/2037 •		2,181	2,190
7.358% due 10/25/2039 •		4,793	4,812
7.903% due 06/25/2037 ~		4,700	4,671

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		961	886
5.380% due 11/25/2030		3,884	3,813

Residential Asset Mortgage Products Trust
4.694% due 05/25/2035 •		2,000	1,872

Residential Asset Securities Corp. Trust
5.475% due 10/25/2035 ~		72	71

Securitized Asset-Backed Receivables LLC Trust
5.345% due 05/25/2036 •		8,229	4,433
5.565% due 10/25/2035 •		304	244

Segovia European CLO DAC
3.222% due 07/20/2032 •	EUR	3,050	3,231

SG Mortgage Securities Trust
5.205% due 02/25/2036 •		$8,923	5,108

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,502	2,334

Soundview Home Loan Trust
4.925% due 06/25/2037 •		61	41
5.105% due 02/25/2037 •		145	42
5.310% due 02/25/2036 •		160	145

Specialty Underwriting & Residential Finance Trust
5.021% due 12/25/2036 •		891	834

Starwood Mortgage Trust
6.358% due 11/15/2038 •		9,100	8,791

Structured Asset Investment Loan Trust
5.565% due 06/25/2035 •		458	458

Structured Asset Securities Corp. Mortgage Loan Trust
5.005% due 03/25/2036 •		1,489	1,390
5.265% due 02/25/2037 •		1,658	1,583

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		1,332	1,314

Theorem Funding Trust
1.850% due 02/15/2028		1,197	1,170

TIAA CLO Ltd.
6.508% due 01/20/2032 •		6,900	6,604

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	43

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toro European CLO DAC
3.204% due 01/12/2032 •	EUR	12,200	$12,860

WaMu Asset-Backed Certificates WaMu Trust
5.085% due 05/25/2037 •		$476	388

Total Asset-Backed Securities (Cost $309,042)			297,674

SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ		2,282	616
1.000% due 07/09/2029		288	80
1.500% due 07/09/2035 þ		3,354	858
3.500% due 07/09/2041 þ		8,905	2,502
15.500% due 10/17/2026	ARS	3,616	2

Russia Government International Bond
5.250% due 06/23/2047 «		$200	12

Total Sovereign Issues (Cost $7,692)			4,070

		SHARES
PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Truist Financial Corp.
4.950% due 09/01/2025 •(f)		1,300,000	1,217

Total Preferred Securities (Cost $1,324)			1,217

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 72.5%

COMMERCIAL PAPER 2.5%

Constellation Brands, Inc.
5.260% due 04/04/2023		$1,500	1,499

Duke Energy Corp.
5.500% due 04/18/2023		2,350	2,344

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enbridge (US), Inc.
4.980% due 04/05/2023		$500	$499

International Flavors & Fragrances, Inc.
6.000% due 04/13/2023		1,250	1,248

Lowe’s Companies, Inc.
5.750% due 04/10/2023		5,200	5,192

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023		2,850	2,840

Mondelez International, Inc.
5.120% due 04/14/2023		5,200	5,190

Quanta Services, Inc.
6.050% due 04/18/2023		2,600	2,593

Republic Services, Inc.
5.750% due 04/17/2023		2,600	2,594

Southern California Edison Co.
5.850% due 04/24/2023		2,600	2,591

			26,590

REPURCHASE AGREEMENTS (h) 54.0%
			576,154

SHORT-TERM NOTES 5.4%

Federal Home Loan Bank
4.850% due 05/18/2023 •		21,700	21,700
4.860% due 05/04/2023 - 05/26/2023 •		32,300	32,300

Toyota Auto Receivables Owner Trust
4.842% due 01/15/2024		4,034	4,034

			58,034

JAPAN TREASURY BILLS 6.1%
(0.167)% due 04/24/2023 - 05/15/2023 (c)(d)	JPY	8,750,000	65,910

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 4.5%
4.562% due 04/25/2023 - 05/25/2023 (c)(d)(j)(l)	$48,262	$48,083

Total Short-Term Instruments (Cost $776,082)		774,771

Total Investments in Securities (Cost $1,377,227)		1,342,866

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	4,604	45

Total Short-Term Instruments (Cost $45)		45

Total Investments in Affiliates (Cost $45)		45

Total Investments 125.8% (Cost $1,377,272)		$1,342,911

Financial Derivative Instruments (i)(k) (1.0)% (Cost or Premiums, net $(3,306))		(11,117)

Other Assets and Liabilities, net (24.8)%		(264,512)

Net Assets 100.0%		$1,067,282

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.920%	03/31/2023	04/03/2023	$40,600	U.S. Treasury Bonds 4.750% due 02/15/2041	$(41,812)	$40,600	$40,617
BPS	4.840	04/03/2023	04/04/2023	147,200	U.S. Treasury Notes 3.250% due 06/30/2027	(150,220)	147,200	147,200
	4.890	03/31/2023	04/03/2023	264,400	U.S. Treasury Inflation Protected Securities 0.125% -0.625% due 10/15/2026 - 07/15/2032	(271,049)	264,400	264,508
FICC	2.200	03/31/2023	04/03/2023	5,354	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(5,461)	5,354	5,354
JPS	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Notes 2.625% due 04/15/2025	(103)	100	100
NOM	4.790	04/03/2023	04/04/2023	118,500	U.S. Treasury Notes 0.500% due 05/31/2027	(121,195)	118,500	118,500

Total Repurchase Agreements						$(589,840)	$576,154	$576,279

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$40,617	$0	$0	$40,617	$(41,812)	$(1,195)
BPS	411,708	0	0	411,708	(421,269)	(9,561)
FICC	5,354	0	0	5,354	(5,461)	(107)
JPS	100	0	0	100	(103)	(3)
NOM	118,500	0	0	118,500	(121,195)	(2,695)

Total Borrowings and Other Financing Transactions	$576,279	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(39) at a weighted average interest rate of 4.045%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2023	321	$	36,890	$67	$111	$0
U.S. Treasury Long-Term Bond June Futures	06/2023	167		21,903	935	167	0

					$1,002	$278	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund June Futures	06/2023	39	$	(5,745)	$(171)	$27	$(26)
Euro-Buxl 30-Year Bond June Futures	06/2023	16		(2,444)	(149)	12	(19)
U.S. Treasury 2-Year Note June Futures	06/2023	358		(73,910)	(806)	0	(50)
U.S. Treasury 5-Year Note June Futures	06/2023	422		(46,212)	(310)	0	(96)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	64		(9,032)	(364)	0	(86)

					$(1,800)	$39	$(277)

Total Futures Contracts					$(798)	$317	$(277)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	45

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.740%	$ 1,100	$19	$(10)	$9	$0	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	1.893	200	7	6	13	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669	1,900	22	0	22	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562	5,200	1,035	(421)	614	2	0

						$1,083	$(425)	$658	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-39 5-Year Index	5.000%	Quarterly	12/20/2027	$3,600	$14	$35	$49	$22	$0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	4,900	(4)	87	83	27	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	100	1	0	1	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	15,600	195	(7)	188	15	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	34,300	251	155	406	37	0

					$457	$270	$727	$101	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024	$	77,700	$(3,088)	$(502)	$(3,590)	$0	$(6)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		5,500	(33)	37	4	0	(17)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		4,000	17	26	43	0	(17)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		8,400	1,178	(104)	1,074	0	(39)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		19,000	447	(208)	239	0	(106)
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		124,700	0	(7,934)	(7,934)	18	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		11,100	(367)	1,047	680	0	(12)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		45,900	1,363	(4,910)	(3,547)	72	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		4,700	(107)	320	213	0	(12)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		61,300	(3,632)	(5,458)	(9,090)	154	0
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		21,700	182	3,517	3,699	0	(91)
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		57,800	0	9,578	9,578	0	(245)
Receive	3-Month USD-LIBOR	0.982	Semi-Annual	02/15/2036		5,500	0	1,462	1,462	0	(31)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		11,300	2,233	1,991	4,224	0	(98)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	18,400	(131)	215	84	9	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		8,100	69	(110)	(41)	0	(8)

							$(1,869)	$(1,033)	$(2,902)	$253	$(682)

Total Swap Agreements							$(329)	$(1,188)	$(1,517)	$356	$(682)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$317	$361	$678	$0	$(277)	$(682)	$(959)

(j)

Securities with an aggregate market value of $4,131 and cash of $11,685 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $5 for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	DKK	28,250		$4,028	$0	$(84)
	04/2023		$78	CNH	525	0	(1)
	05/2023		3,599	EUR	3,301	0	(10)

BPS	04/2023	DKK	20		$3	0	0
	04/2023		$3,841	DKK	26,442	8	0
	05/2023	DKK	26,392		$3,841	0	(8)
	05/2023	EUR	55,401		59,466	0	(759)
	05/2023		$994	EUR	919	5	0

BRC	04/2023	HKD	3,561		$457	3	0
	05/2023	DKK	14,266		2,087	6	0
	05/2023	JPY	5,900,000		46,307	1,630	0

CBK	04/2023	DKK	30,845		4,384	0	(106)
	04/2023		$2,676	DKK	18,360	0	(3)
	04/2023		1,617	GBP	1,326	19	0
	05/2023	DKK	18,326		$2,676	3	0
	05/2023	EUR	319		342	0	(4)
	05/2023		$1,624	EUR	1,509	16	0

GLM	04/2023		132	ZAR	2,409	3	0

JPM	04/2023	BRL	249		$48	0	(1)
	04/2023		$49	BRL	249	0	0

MBC	04/2023	GBP	3,593		$4,339	0	(94)
	04/2023	TRY	3,243		167	2	0
	05/2023	CNH	539		80	2	0
	05/2023	EUR	339		362	0	(7)

RBC	05/2023		$68	MXN	1,291	3	0

UAG	04/2023	JPY	2,850,000		$22,403	876	0
	05/2023	GBP	2,267		2,806	8	0

Total Forward Foreign Currency Contracts						$2,584	$(1,077)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	11,746	$(2,977)	$2,861	$0	$(116)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	ERAUSLT Index	122,060	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023	$	56,106	$0	$(243)	$0	$(243)

CBK	Receive	ERAUSLT Index	49,833	5.190% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/05/2023		22,264	0	(87)	0	(87)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	ERAUSLT Index	82,430	5.140% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	$	37,890	$0	$(165)	$0	$(165)
	Receive	ERAUSLT Index	331,324	5.120% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023		152,296	0	(661)	0	(661)

JPM	Receive	ERAUSLT Index	39,263	5.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023		18,047	0	(78)	0	(78)
	Receive	ERAUSLT Index	145,911	5.160% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/05/2023		67,233	0	(2,201)	0	(2,201)
	Receive	ERAUSLT Index	145,649	5.130% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023		66,949	0	(291)	0	(291)
	Receive	ERAUSLT Index	622,248	5.140% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/13/2023		284,996	0	(4,034)	0	(4,034)
	Receive	ERAUSLT Index	612,064	5.071% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2024		282,431	0	(4,106)	0	(4,106)

RBC	Receive	ERAUSLT Index	2,597	5.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/19/2023		1,194	0	(5)	0	(5)

UAG	Receive	ERAUSLT Index	177,061	5.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		81,388	0	(356)	0	(356)

									$0	$(12,227)	$0	$(12,227)

Total Swap Agreements									$(2,977)	$(9,366)	$0	$(12,343)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(95)	$0	$(116)	$(211)	$(211)	$220	$9
BPS	13	0	0	13	(767)	0	(243)	(1,010)	(997)	1,135	138
BRC	1,639	0	0	1,639	0	0	0	0	1,639	(1,360)	279
CBK	38	0	0	38	(113)	0	(913)	(1,026)	(988)	870	(118)
GLM	3	0	0	3	0	0	0	0	3	0	3
JPM	0	0	0	0	(1)	0	(10,710)	(10,711)	(10,711)	18,750	8,039
MBC	4	0	0	4	(101)	0	0	(101)	(97)	0	(97)
RBC	3	0	0	3	0	0	(5)	(5)	(2)	0	(2)
UAG	884	0	0	884	0	0	(356)	(356)	528	(690)	(162)

Total Over the Counter	$2,584	$0	$0	$2,584	$(1,077)	$0	$(12,343)	$(13,420)

(l)

Securities with an aggregate market value of $20,975 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$317	$317
Swap Agreements	0	108	0	0	253	361

	$0	$108	$0	$0	$570	$678

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,584	$0	$2,584

	$0	$108	$0	$2,584	$570	$3,262

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$277	$277
Swap Agreements	0	0	0	0	682	682

	$0	$0	$0	$0	$959	$959

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,077	$0	$1,077
Swap Agreements	0	116	12,227	0	0	12,343

	$0	$116	$12,227	$1,077	$0	$13,420

	$0	$116	$12,227	$1,077	$959	$14,379

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(100)	$0	$30,965	$30,865
Swap Agreements	0	(5,544)	0	0	(37,641)	(43,185)

	$0	$(5,544)	$(100)	$0	$(6,676)	$(12,320)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,516	$0	$17,516
Purchased Options	0	0	0	0	2,697	2,697
Written Options	0	362	0	0	(3,425)	(3,063)
Swap Agreements	0	438	(54,413)	0	0	(53,975)

	$0	$800	$(54,413)	$17,516	$(728)	$(36,825)

	$0	$(4,744)	$(54,513)	$17,516	$(7,404)	$(49,145)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(11,190)	$(11,190)
Swap Agreements	0	2,192	0	0	33,676	35,868

	$0	$2,192	$0	$0	$22,486	$24,678

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,459)	$0	$(2,459)
Purchased Options	0	0	0	0	(1,470)	(1,470)
Written Options	0	(181)	0	0	1,804	1,623
Swap Agreements	0	(630)	(51,666)	0	0	(52,296)

	$0	$(811)	$(51,666)	$(2,459)	$334	$(54,602)

	$0	$1,381	$(51,666)	$(2,459)	$22,820	$(29,924)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	49

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$83,369	$0	$83,369
Industrials	0	31,431	0	31,431
Utilities	0	3,779	0	3,779
Municipal Bonds & Notes
California	0	653	0	653
U.S. Government Agencies	0	44,829	0	44,829
U.S. Treasury Obligations	0	8,473	0	8,473
Non-Agency Mortgage-Backed Securities	0	92,600	0	92,600
Asset-Backed Securities	0	297,674	0	297,674
Sovereign Issues	0	4,058	12	4,070
Preferred Securities
Financials	0	1,217	0	1,217
Short-Term Instruments
Commercial Paper	0	26,590	0	26,590
Repurchase Agreements	0	576,154	0	576,154
Short-Term Notes	0	58,034	0	58,034
Japan Treasury Bills	0	65,910	0	65,910
U.S. Treasury Bills	0	48,083	0	48,083

	$0	$1,342,854	$12	$1,342,866

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$45	$0	$0	$45

Total Investments	$45	$1,342,854	$12	$1,342,911

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	39	634	0	673
Over the counter	0	2,584	0	2,584

	$39	$3,218	$0	$3,257

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(45)	(914)	0	(959)
Over the counter	0	(13,420)	0	(13,420)

	$(45)	$(14,334)	$0	$(14,379)

Total Financial Derivative Instruments	$(6)	$(11,116)	$0	$(11,122)

Totals	$39	$1,331,738	$12	$1,331,789

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS EMG Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.3%

CORPORATE BONDS & NOTES 5.1%

BANKING & FINANCE 4.4%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$300	$287

Bank of America Corp.
5.080% due 01/20/2027 •		1,300	1,297
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		200	201

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	600	645
7.950% due 01/09/2025		$400	407

Equinix, Inc.
1.550% due 03/15/2028		200	170

General Motors Financial Co., Inc.
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		600	597

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		200	200

GSPA Monetization Trust
6.422% due 10/09/2029		608	592

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		300	298

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		300	286

Morgan Stanley
5.050% due 01/28/2027 •		800	798

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	14,201	1,605

Societe Generale SA
6.447% due 01/12/2027 •		$600	600

UBS Group AG
4.751% due 05/12/2028 •		500	480

VICI Properties LP
4.750% due 02/15/2028		200	190

			8,653

INDUSTRIALS 0.6%

DAE Funding LLC
1.625% due 02/15/2024		500	479

Daimler Trucks Finance North America LLC
5.200% due 01/17/2025		200	200

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		100	93
4.279% due 03/15/2032		400	357

			1,129

UTILITIES 0.1%

NextEra Energy Capital Holdings, Inc.
6.051% due 03/01/2025		300	305

Total Corporate Bonds & Notes (Cost $10,551)			10,087

MUNICIPAL BONDS & NOTES 0.0%

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		70	83

Total Municipal Bonds & Notes (Cost $70)			83

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.8%

Fannie Mae
2.241% due 01/25/2031 ~(a)	$2,308	$213
5.195% due 07/25/2037 •	12	11
5.225% due 07/25/2037 •	20	20
5.245% due 09/25/2035 •	37	36
5.565% due 06/25/2037 •	141	141

Freddie Mac
5.234% due 07/15/2041 •	109	107
5.384% due 08/15/2037 •	130	129
5.394% due 10/15/2037 ~	20	20
5.404% due 05/15/2037 ~	73	73
5.404% due 09/15/2037 •	77	77

Ginnie Mae
2.698% due 08/20/2047 •	526	500

U.S. Small Business Administration
6.220% due 12/01/2028	4	4

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2053	2,500	2,493
6.500% due 04/01/2053	5,400	5,568

Total U.S. Government Agencies (Cost $9,439)		9,392

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.1%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	412	363

BAMLL Commercial Mortgage Securities Trust
6.584% due 03/15/2037 •	1,000	985

Banc of America Funding Trust
4.136% due 02/20/2035 ~	30	25

Banc of America Mortgage Trust
3.311% due 06/25/2035 ~	16	13

Bear Stearns ALT-A Trust
5.165% due 08/25/2036 ~	1,185	978

BX Commercial Mortgage Trust
6.667% due 01/17/2039 ~	1,000	968

Citigroup Mortgage Loan Trust
6.170% due 09/25/2062 þ	957	952
6.380% due 03/25/2036 ^•	84	75

Colony Mortgage Capital Ltd.
6.070% due 11/15/2038 •	1,000	954

Countrywide Alternative Loan Trust
5.245% due 05/25/2036 •	244	202

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 07/25/2036	849	479
6.500% due 12/25/2037	1,293	606
6.537% due 02/20/2036 ^•	8	7

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	763	480

Credit Suisse Mortgage Capital Trust
2.816% due 08/15/2037	1,200	1,089

DBGS Mortgage Trust
5.664% due 06/15/2033 •	600	542

Downey Savings & Loan Association Mortgage Loan Trust
5.581% due 09/19/2044 ~	79	70

First Horizon Mortgage Pass-Through Trust
3.978% due 10/25/2035 ^~	209	194

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	1,200	1,195

GS Mortgage Securities Corp. Trust
5.604% due 07/15/2025 •	640	626

GSR Mortgage Loan Trust
4.324% due 09/25/2035 ~	17	16

HarborView Mortgage Loan Trust
5.261% due 01/19/2036 •	1,630	999
5.441% due 06/20/2035 •	357	314

Hilton Orlando Trust
5.984% due 12/15/2034 •	900	874

HomeBanc Mortgage Trust
5.465% due 03/25/2035 •	461	386

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
5.485% due 03/25/2035 •		$312	$279

IndyMac INDX Mortgage Loan Trust
5.365% due 06/25/2035 •		103	79

JP Morgan Chase Commercial Mortgage Securities Trust
4.549% due 07/05/2033		800	694

JP Morgan Mortgage Trust
4.015% due 08/25/2035 ^~		68	56
5.750% due 01/25/2036 ^		10	5

Lehman Mortgage Trust
5.495% due 11/25/2036 •		1,032	517

Lehman XS Trust
5.295% due 08/25/2046 •		1,471	1,373

Merrill Lynch Mortgage Investors Trust
3.909% due 09/25/2035 ^~		84	67

Morgan Stanley Mortgage Loan Trust
2.999% due 07/25/2035 ~		215	183
6.315% due 06/25/2036 þ		3,039	937

New York Mortgage Trust
5.250% due 07/25/2062 þ		570	540

PRET LLC
6.559% due 08/25/2052 þ		975	959

Prime Mortgage Trust
6.000% due 06/25/2036 ^		22	21

Residential Accredit Loans, Inc. Trust
4.650% due 12/25/2035 ^~		1,338	1,058
5.205% due 09/25/2036 ~		1,012	896
5.345% due 08/25/2035 ^•		1,627	1,132

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		2,827	887

RESIMAC Bastille Trust
5.551% due 12/05/2059 •		23	23

Sequoia Mortgage Trust
5.321% due 07/20/2034 ~		371	324

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~		1,100	988

Structured Adjustable Rate Mortgage Loan Trust
7.145% due 12/25/2037 ^•		1,579	1,312

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	596	715

WaMu Mortgage Pass-Through Certificates Trust
3.056% due 01/25/2037 ^~		$158	127
3.230% due 06/25/2037 ^~		911	806
3.424% due 02/25/2037 ^~		423	375
3.598% due 12/25/2036 ^~		98	82
4.638% due 10/25/2046 ~		1,845	1,620
4.638% due 11/25/2046 ~		1,529	1,301

Washington Mutual Mortgage Pass-Through Certificates Trust
4.011% due 09/25/2036 þ		2,305	670

Wells Fargo-RBS Commercial Mortgage Trust
3.073% due 06/15/2046		293	292

Total Non-Agency Mortgage-Backed Securities (Cost $35,621)			31,710

ASSET-BACKED SECURITIES 23.9%

American Money Management Corp. CLO Ltd.
5.848% due 04/25/2031 •		500	495

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		500	493

AREIT Trust
5.809% due 01/16/2037 •		749	727

BHG Securitization Trust
5.930% due 10/17/2035		1,100	1,100

BlueMountain CLO Ltd.
5.872% due 07/15/2031 •		500	494

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •		600	600

Capital One Prime Auto Receivables Trust
4.900% due 03/15/2024		898	898

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	51

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carmax Auto Owner Trust
5.458% due 12/15/2025 •		$700	$701

CarNow Auto Receivables Trust
3.440% due 07/15/2024		8	8
6.620% due 12/16/2024		402	403

Carrington Mortgage Loan Trust
5.812% due 04/17/2031 ~		900	887

Carvana Auto Receivables Trust
5.640% due 01/15/2026		500	498

Citibank Credit Card Issuance Trust
5.049% due 06/09/2025 •		1,700	1,700

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		1,032	546

CLNC Ltd.
6.056% due 08/20/2035 •		205	201

Countrywide Asset-Backed Certificates
5.325% due 04/25/2037 •		807	657

Countrywide Asset-Backed Certificates Trust
5.425% due 08/25/2036 •		1	1

CQS U.S. CLO Ltd.
8.039% due 07/20/2031 •		600	596

Dell Equipment Finance Trust
0.570% due 10/23/2023		253	252

Discover Card Execution Note Trust
5.074% due 03/15/2026 •		600	600

Enterprise Fleet Financing LLC
5.330% due 03/20/2024		457	457

Fidelity Grand Harbour CLO DAC
6.250% due 10/15/2036	EUR	1,300	1,398

FREED ABS Trust
4.500% due 08/20/2029		$150	150

Fremont Home Loan Trust
4.985% due 01/25/2037 •		2,097	1,069

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		491	486

GoldenTree Loan Management U.S. CLO Ltd.
7.139% due 07/20/2035 ~		1,000	985

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •		531	525

GSAA Home Equity Trust
5.245% due 03/25/2037 ~		4,853	1,451
5.995% due 03/25/2046 ^~		4,679	1,857

GSRPM Mortgage Loan Trust
5.745% due 03/25/2035 ~		3,189	3,087

IXIS Real Estate Capital Trust
5.245% due 03/25/2036 ^•		641	323

LCCM Trust
5.884% due 12/13/2038 •		1,100	1,066

LendingClub Receivables Trust
3.750% due 01/15/2027		97	96
3.750% due 12/15/2045		56	55
4.000% due 08/15/2025		28	28

LL ABS Trust
3.760% due 11/15/2029		603	593

LoanCore Issuer Ltd.
5.984% due 11/15/2038 •		1,100	1,080

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

M360 Ltd.
6.252% due 11/22/2038 •	$900	$888

Marlette Funding Trust
5.180% due 11/15/2032	401	399
5.950% due 11/15/2032	400	393
6.070% due 04/15/2033	1,200	1,200

MASTR Specialized Loan Trust
5.970% due 11/25/2035 •	2,063	1,917

MF1 LLC
6.906% due 06/19/2037 •	1,400	1,387
7.391% due 09/17/2037 •	500	496
7.406% due 06/19/2037 •	1,500	1,484

MF1 Ltd.
5.809% due 07/16/2036 •	600	587
5.841% due 10/16/2036 •	600	582

Morgan Stanley ABS Capital, Inc. Trust
4.925% due 11/25/2036 •	1,376	777
5.025% due 03/25/2037 •	3,168	1,417

Octagon 66 Ltd.
7.369% due 08/16/2033 •	1,500	1,487

Option One Mortgage Loan Trust
5.065% due 05/25/2037 ~	1,493	884

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030	195	192
6.060% due 03/15/2030	1,351	1,344

PRET LLC
5.240% due 04/25/2052 þ	341	326

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030	400	369
5.380% due 11/25/2030	542	532

Santander Drive Auto Receivables Trust
0.510% due 08/15/2025	1	1

Securitized Asset-Backed Receivables LLC Trust
5.325% due 07/25/2036 •	1,038	428

Specialty Underwriting & Residential Finance Trust
5.145% due 09/25/2037 ~	1,002	697

Theorem Funding Trust
1.850% due 02/15/2028	166	163
6.060% due 12/15/2028	621	615

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~	1,163	1,144

Upstart Securitization Trust
5.500% due 06/20/2032	675	661

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	140	135

Total Asset-Backed Securities (Cost $52,333)		47,068

SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ	1,681	429
1.500% due 07/09/2035 þ	1,103	267

Total Sovereign Issues (Cost $1,295)		696

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 91.0%

COMMERCIAL PAPER 0.4%

Constellation Brands, Inc.
5.290% due 04/12/2023		$500	$499

International Flavors & Fragrances, Inc.
5.650% due 04/04/2023		350	350

			849

REPURCHASE AGREEMENTS (e) 80.9%
			159,054

SHORT-TERM NOTES 2.6%

Federal Home Loan Bank
4.860% due 05/04/2023 •(d)		4,300	4,300

Toyota Auto Receivables Owner Trust
4.842% due 01/15/2024		760	760

			5,060

JAPAN TREASURY BILLS 6.3%
(0.167)% due 04/24/2023 - 05/15/2023 (b)(c)	JPY	1,630,000	12,278

U.S. TREASURY BILLS 0.8%
4.387% due 04/06/2023 - 05/09/2023 (b)(c)(h)		$1,512	1,508

Total Short-Term Instruments (Cost $178,994)			178,749

Total Investments in Securities (Cost $288,303)			277,785

		SHARES
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%

PIMCO Short Asset Portfolio		108,538	1,042

PIMCO Short-Term Floating NAV Portfolio III		12,911	125

Total Short-Term Instruments (Cost $1,211)			1,167

Total Investments in Affiliates (Cost $1,211)			1,167

Total Investments 141.9% (Cost $289,514)			$278,952

Financial Derivative Instruments (f)(g) 2.1% (Cost or Premiums, net $(548))			4,181

Other Assets and Liabilities, net (44.0)%			(86,553)

Net Assets 100.0%			$196,580

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.910%	03/31/2023	04/03/2023	$72,600	U.S. Treasury Notes 1.125% due 10/31/2026	$(74,286)	$72,600	$72,630
BRC	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Bonds 3.375% due 11/15/2048	(103)	100	100
FICC	2.200	03/31/2023	04/03/2023	954	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(973)	954	954
NOM	4.790	04/03/2023	04/04/2023	73,200	U.S. Treasury Notes 3.250% due 06/30/2027	(74,783)	73,200	73,200
RCY	4.920	03/31/2023	04/03/2023	12,200	U.S. Treasury Notes 0.625% due 05/15/2030	(12,508)	12,200	12,205

Total Repurchase Agreements						$(162,653)	$159,054	$159,089

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$72,630	$0	$0	$72,630	$(74,286)	$(1,656)
BRC	100	0	0	100	(103)	(3)
FICC	954	0	0	954	(973)	(19)
NOM	73,200	0	0	73,200	(74,783)	(1,583)
RCY	12,205	0	0	12,205	(12,508)	(303)

Total Borrowings and Other Financing Transactions	$159,089	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(63) at a weighted average interest rate of 3.949%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
MSCI Emerging Markets Index June Futures	06/2023	36	$	1,792	$63	$0	$(4)
U.S. Treasury 2-Year Note June Futures	06/2023	23		4,748	(38)	3	0
U.S. Treasury 10-Year Note June Futures	06/2023	66		7,585	14	23	0

					$39	$26	$(4)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-Mini S&P 500 Index June Futures	06/2023	26	$	(5,379)	$3	$3	$0
Euro-Bund June Futures	06/2023	7		(1,031)	(32)	5	(5)
Euro-Buxl 30-Year Bond June Futures	06/2023	3		(458)	(28)	2	(4)
U.S. Treasury 5-Year Note June Futures	06/2023	25		(2,738)	(3)	0	(6)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	4		(565)	(14)	0	(5)

					$(74)	$10	$(20)

Total Futures Contracts					$(35)	$36	$(24)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	53

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2026	0.669%	$	400	$5	$0	$5	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$	3,200	$40	$(1)	$39	$3	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		39,100	309	153	462	42	0

						$349	$152	$501	$45	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024	$	28,600	$(1,178)	$(143)	$(1,321)	$0	$(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		7,000	(530)	(24)	(554)	16	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		2,100	(12)	13	1	0	(6)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		1,600	7	10	17	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		7,300	934	(2)	932	0	(34)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		1,500	38	(19)	19	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		300	70	4	74	0	(3)
Receive	3-Month CNY-CNREPOFIX	0.000	Quarterly	03/17/2026	CNY	62,800	4	42	46	3	0
Pay	3-Month CNY-CNREPOFIX	0.000	Quarterly	03/17/2026		62,800	(105)	59	(46)	0	(2)
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		17,100	(8)	15	7	0	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		17,100	(22)	15	(7)	0	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	3,800	(38)	55	17	2	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		1,700	46	(54)	(8)	0	(2)
Receive	CPURNSA	2.487	Maturity	12/07/2051	$	1,300	21	20	41	0	(9)

							$(773)	$(9)	$(782)	$21	$(73)

Total Swap Agreements							$(419)	$143	$(276)	$66	$(73)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$36	$66	$102	$0	$(24)	$(73)	$ (97)

Cash of $3,171 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	184		$27	$0	$0
	04/2023	DKK	5,375		766	0	(16)
	04/2023	INR	52,728		641	0	(1)
	04/2023	KRW	1,516,023		1,156	6	(11)
	04/2023	PHP	5,332		98	0	0
	04/2023	TRY	9,328		478	6	0
	04/2023		$172	KRW	224,302	0	0
	04/2023		217	MXN	3,935	1	0
	04/2023		3	TRY	49	0	0
	05/2023	EUR	228		$247	1	(1)
	05/2023		$118	EUR	111	2	0
	06/2023	MXN	3,935		$213	0	(1)
	06/2023	TWD	13,842		453	0	(3)
	06/2023		$133	CLP	109,142	3	0
	06/2023		112	TWD	3,388	0	0

BPS	04/2023	BRL	3,237		$634	0	(5)
	04/2023	CAD	46		34	0	0
	04/2023	KRW	220,708		180	11	0
	04/2023	THB	54,814		1,604	5	(7)
	04/2023		$617	BRL	3,237	22	0
	04/2023		54	CNH	373	0	0
	04/2023		731	DKK	5,029	2	0
	04/2023		2,800	MXN	50,939	18	0
	04/2023		1,817	THB	62,394	10	0
	04/2023		756	ZAR	13,841	20	0
	05/2023	DKK	5,020		$731	0	(2)
	05/2023	EUR	2,043		2,193	0	(28)
	05/2023		$174	EUR	161	1	0
	06/2023	IDR	10,758,419		$697	0	(22)
	06/2023	MXN	51,923		2,814	0	(19)
	06/2023	TWD	51,724		1,719	13	(1)
	06/2023		$14	IDR	214,144	0	0
	06/2023		1,726	TWD	52,080	1	(9)

BRC	04/2023	BRL	3,543		$672	0	(27)
	04/2023	HKD	2,159		276	1	0
	04/2023	PLN	335		78	0	0
	04/2023		$697	BRL	3,543	2	0
	04/2023		318	CNH	2,189	0	0
	04/2023		850	HKD	6,631	0	(5)
	04/2023		94	PHP	5,100	0	0
	05/2023	DKK	2,714		$397	1	0
	05/2023	JPY	1,090,000		8,555	301	0
	05/2023	ZAR	4,020		218	0	(7)
	06/2023	CLP	80,063		99	0	(1)
	06/2023	MYR	1,268		286	0	(3)

CBK	04/2023	BRL	5,383		1,026	0	(36)
	04/2023	DKK	5,869		834	0	(20)
	04/2023	TRY	25,971		1,327	11	0
	04/2023		$1,057	BRL	5,383	6	0
	04/2023		509	DKK	3,492	0	(1)
	04/2023		180	INR	14,796	0	0
	05/2023	DKK	3,486		$509	1	0
	05/2023	EUR	67		72	0	(1)
	05/2023	MXN	6		0	0	0
	06/2023		13,027		693	0	(20)
	06/2023		$678	BRL	3,599	24	0
	06/2023		7	IDR	110,759	0	0
	06/2023		676	MXN	12,649	15	0

CLY	04/2023	ZAR	4,047		$220	0	(7)

DUB	04/2023	BRL	2,246		442	0	(1)
	04/2023		$421	BRL	2,246	22	0
	06/2023		12	CLP	9,392	0	0
	07/2023	BRL	2,283		$421	0	(21)
	09/2023		$21	ZAR	356	0	(1)

GLM	04/2023	BRL	3,556		$675	0	(26)
	04/2023	CNH	887		130	1	0
	04/2023		$676	BRL	3,556	25	0
	06/2023	MYR	355		$79	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	55

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2023		$135	TWD	4,119	$1	$0
	07/2023	BRL	3,614		$676	0	(25)

JPM	04/2023	CNH	593		85	0	(1)
	04/2023	KRW	244,977		188	0	0
	04/2023	MXN	12,983		709	0	(11)

MBC	04/2023	CNH	2,285		332	1	(2)
	04/2023	GBP	572		691	0	(15)
	04/2023	HKD	1,993		255	1	0
	04/2023	INR	187,951		2,270	0	(17)
	04/2023		$483	TRY	9,390	0	(7)
	05/2023		74	CNH	494	0	(2)
	06/2023		845	IDR	12,950,471	21	0

MYI	04/2023	KRW	3,015,614		$2,314	5	0
	04/2023	MXN	1,351		71	0	(4)
	04/2023	THB	19,995		571	0	(14)
	04/2023		$2,447	INR	202,834	21	0
	04/2023		123	KRW	152,742	0	(6)
	04/2023		72	PLN	314	1	0
	04/2023		1,315	TRY	25,856	0	(5)
	04/2023	ZAR	8,542		$470	0	(9)
	05/2023		$777	ZAR	14,437	31	0
	05/2023	ZAR	10,242		$561	0	(12)
	06/2023	CLP	117,087		142	0	(4)
	06/2023	IDR	11,656,797		762	0	(17)
	06/2023		$102	CLP	84,795	4	0
	06/2023		119	MXN	2,192	0	0
	06/2023		82	MYR	365	1	0

RBC	04/2023	HKD	54,445		$6,946	6	0
	04/2023	KRW	2,047,950		1,580	12	0
	04/2023	MXN	49,390		2,383	0	(350)
	04/2023		$4,086	HKD	32,019	0	(4)
	04/2023		379	KRW	496,064	1	0
	05/2023		2,475	MXN	46,842	104	0
	07/2023		164		3,157	8	0

RYL	04/2023	CNH	2,187		$321	2	0

SCX	04/2023	BRL	3,842		756	0	(2)
	04/2023		$731	BRL	3,842	27	0
	04/2023		305	CNH	2,109	2	0
	04/2023		288	HKD	2,253	0	0
	04/2023		442	INR	36,226	0	(1)
	04/2023		239	KRW	295,474	0	(13)
	04/2023		0	MYR	1	0	0
	04/2023		246	THB	8,104	0	(8)
	04/2023		104	TRY	2,041	0	(1)
	04/2023		9	ZAR	170	0	0
	05/2023	CLP	1,656		$2	0	0
	06/2023		$7	IDR	108,583	0	0
	06/2023		82	TWD	2,499	0	0
	09/2023		70	ZAR	1,224	0	(3)
	09/2023	ZAR	1,580		$90	3	0

SOG	04/2023	HKD	3,822		488	1	0
	04/2023		$60	CNH	409	0	(1)
	04/2023		3,823	HKD	29,973	0	(3)
	04/2023		2,190	KRW	2,847,985	0	(9)
	04/2023		199	THB	6,683	0	(3)

SSB	06/2023		286	MYR	1,266	3	0

TOR	04/2023	ZAR	1,422		$78	0	(2)

UAG	04/2023	HKD	9,365		1,195	1	0
	04/2023	INR	15,330		185	0	(1)
	04/2023	JPY	540,000		4,245	166	0
	04/2023	TRY	3,333		174	0	0
	04/2023		$22	CAD	30	0	0
	04/2023		2,322	KRW	3,028,447	0	(3)
	04/2023		718	MXN	13,368	22	0
	04/2023		169	TRY	3,284	2	0
	05/2023	CAD	30		$22	0	0
	06/2023		$627	IDR	9,652,266	17	0

Total Forward Foreign Currency Contracts						$996	$(860)

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.883%	EUR	700	$162	$(79)	$83	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	1,126	$(291)	$280	$0	$(11)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	ERAEMLT Index	21,146	5.810% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/05/2023	$	74,342	$0	$13	$13	$0
	Receive	ERAEMLT Index	11,516	5.870% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/11/2023		42,078	0	(150)	0	(150)

MEI	Receive	ERAEMLT Index	9,659	5.790% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/22/2023		30,344	0	4,264	4,264	0
	Receive	ERAEMLT Index	12,424	5.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/14/2024		45,396	0	(159)	0	(159)

									$0	$3,968	$4,277	$(309)

Total Swap Agreements									$(129)	$4,169	$4,360	$(320)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$19	$0	$0	$19	$(33)	$0	$0	$(33)	$(14)	$0	$(14)
BPS	103	0	0	103	(93)	0	0	(93)	10	0	10
BRC	305	0	0	305	(43)	0	(11)	(54)	251	(270)	(19)
CBK	57	0	0	57	(78)	0	0	(78)	(21)	0	(21)
CLY	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
DUB	22	0	0	22	(23)	0	0	(23)	(1)	0	(1)
GLM	27	0	0	27	(53)	0	0	(53)	(26)	0	(26)
JPM	0	0	96	96	(12)	0	(150)	(162)	(66)	(1,075)	(1,141)
MBC	23	0	0	23	(43)	0	0	(43)	(20)	0	(20)
MEI	0	0	4,264	4,264	0	0	(159)	(159)	4,105	(4,600)	(495)
MYI	63	0	0	63	(71)	0	0	(71)	(8)	11	3
RBC	131	0	0	131	(354)	0	0	(354)	(223)	274	51
RYL	2	0	0	2	0	0	0	0	2	0	2
SCX	32	0	0	32	(28)	0	0	(28)	4	0	4
SOG	1	0	0	1	(16)	0	0	(16)	(15)	0	(15)
SSB	3	0	0	3	0	0	0	0	3	0	3
TOR	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	208	0	0	208	(4)	0	0	(4)	204	(270)	(66)

Total Over the Counter	$996	$0	$4,360	$5,356	$(860)	$0	$(320)	$(1,180)

(h)

Securities with an aggregate market value of $285 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	57

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$3	$0	$33	$36
Swap Agreements	0	45	0	0	21	66

	$0	$45	$3	$0	$54	$102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$996	$0	$996
Swap Agreements	0	83	4,277	0	0	4,360

	$0	$83	$4,277	$996	$0	$5,356

	$0	$1 28	$4,280	$996	$54	$5,458

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$4	$0	$20	$24
Swap Agreements	0	0	0	0	73	73

	$0	$0	$4	$0	$93	$97

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$860	$0	$860
Swap Agreements	0	11	309	0	0	320

	$0	$11	$309	$860	$0	$1,180

	$0	$11	$313	$860	$93	$1,277

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(138)	$0	$(2,632)	$(2,770)
Swap Agreements	0	381	0	0	657	1,038

	$0	$381	$(138)	$0	$(1,975)	$(1,732)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(116)	$0	$(116)
Purchased Options	0	0	0	0	251	251
Written Options	0	59	0	0	(309)	(250)
Swap Agreements	0	79	(9,825)	0	0	(9,746)

	$0	$138	$(9,825)	$(116)	$(58)	$(9,861)

	$0	$519	$(9,963)	$(116)	$(2,033)	$(11,593)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$66	$0	$320	$386
Swap Agreements	0	105	0	0	714	819

	$0	$105	$66	$0	$1,034	$1,205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$495	$0	$495
Purchased Options	0	0	0	0	(137)	(137)
Written Options	0	(32)	0	0	162	130
Swap Agreements	0	(95)	532	0	0	437

	$0	$(127)	$532	$495	$25	$925

	$0	$(22)	$598	$495	$1,059	$2,130

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,653	$0	$8,653
Industrials	0	1,129	0	1,129
Utilities	0	305	0	305
Municipal Bonds & Notes
Nebraska	0	83	0	83
U.S. Government Agencies	0	9,392	0	9,392
Non-Agency Mortgage-Backed Securities	0	31,710	0	31,710
Asset-Backed Securities	0	47,068	0	47,068
Sovereign Issues	0	696	0	696
Short-Term Instruments
Commercial Paper	0	849	0	849
Repurchase Agreements	0	159,054	0	159,054
Short-Term Notes	0	5,060	0	5,060
Japan Treasury Bills	0	12,278	0	12,278
U.S. Treasury Bills	0	1,508	0	1,508

	$0	$277,785	$0	$277,785

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,167	$0	$0	$1,167

Total Investments	$1,167	$277,785	$0	$278,952

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10	92	0	102
Over the counter	0	5,356	0	5,356

	$10	$5,448	$0	$5,458

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(13)	(84)	0	(97)
Over the counter	0	(1,180)	0	(1,180)

	$(13)	$(1,264)	$0	$(1,277)

Total Financial Derivative Instruments	$(3)	$4,184	$0	$4,181

Totals	$1,164	$281,969	$0	$283,133

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	59

Schedule of Investments	PIMCO RAE PLUS International Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.4%

CORPORATE BONDS & NOTES 3.7%

BANKING & FINANCE 3.2%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$200	$191

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	400	430
7.950% due 01/09/2025		$400	407

Equinix, Inc.
1.550% due 03/15/2028		100	85

General Motors Financial Co., Inc.
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		500	498

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		400	401

GSPA Monetization Trust
6.422% due 10/09/2029		39	38

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		200	199

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		200	190

Morgan Stanley
5.050% due 01/28/2027 •		600	599

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	9,614	1,086

Societe Generale SA
6.447% due 01/12/2027 •		$500	500

UBS Group AG
4.751% due 05/12/2028 •		500	480

VICI Properties LP
4.750% due 02/15/2028		100	95

			5,199

INDUSTRIALS 0.4%

DAE Funding LLC
1.625% due 02/15/2024		300	287

Daimler Trucks Finance North America LLC
5.200% due 01/17/2025		150	150

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		100	93
4.279% due 03/15/2032		200	179

			709

UTILITIES 0.1%

NextEra Energy Capital Holdings, Inc.
6.051% due 03/01/2025		200	204

Total Corporate Bonds & Notes (Cost $6,403)			6,112

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
0.000% due 08/25/2039 (b)(d)		320	268
0.000% due 11/25/2040 •		3	2
1.205% due 03/25/2037 •(a)		146	12
1.255% due 04/25/2037 •(a)		505	42
1.305% due 11/25/2039 •(a)		83	7
1.535% due 03/25/2037 •(a)		200	17
1.555% due 05/25/2037 •(a)		464	38
1.945% due 04/25/2037 •(a)		924	103
2.241% due 01/25/2031 ~(a)		457	42
2.355% due 02/25/2037 •(a)		91	10
2.805% due 07/25/2033 •(a)		48	5
5.175% due 04/25/2037 •		4	4
5.195% due 07/25/2037 •		6	6
5.365% due 10/25/2040 •		19	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.000% due 02/15/2041 •	$3	$2
0.564% due 09/15/2041 ~	468	419
1.491% due 02/15/2040 •	120	105
1.886% due 09/15/2036 •(a)	176	16
4.984% due 05/15/2037 •	6	6
5.000% due 04/15/2041	240	246
5.500% due 03/15/2034	126	129

Ginnie Mae
2.698% due 08/20/2047 •	124	118

U.S. Small Business Administration
5.490% due 03/01/2028	10	10
6.020% due 08/01/2028	72	71

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2053	1,200	1,197
6.500% due 04/01/2053	2,100	2,165

Total U.S. Government Agencies (Cost $5,549)		5,059

U.S. TREASURY OBLIGATIONS 1.8%

U.S. Treasury Bonds
3.625% due 02/15/2053 (i)	1,300	1,291
3.875% due 02/15/2043 (i)	1,600	1,615

Total U.S. Treasury Obligations (Cost $2,841)		2,906

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.7%

Adjustable Rate Mortgage Trust
3.923% due 01/25/2036 ^~	876	671

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	223	197

Banc of America Funding Trust
3.687% due 09/20/2046 ^~	829	704
3.793% due 06/20/2037 ^~	35	29
6.000% due 08/25/2036 ^	27	24

Banc of America Mortgage Trust
3.588% due 06/25/2034 ~	17	16
4.029% due 05/25/2033 ~	14	13
4.127% due 01/25/2035 ~	11	10
4.176% due 02/25/2034 ~	13	12

Bear Stearns Adjustable Rate Mortgage Trust
4.594% due 02/25/2036 ^~	165	144
6.800% due 02/25/2036 •	7	6

Chase Mortgage Finance Trust
3.705% due 09/25/2036 ^~	226	185
3.993% due 01/25/2036 ^~	19	17

ChaseFlex Trust
5.145% due 07/25/2037 •	1,576	1,298

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.075% due 05/25/2036 ~	324	272

Citigroup Mortgage Loan Trust
3.890% due 09/25/2037 ^~	23	20
5.410% due 10/25/2035 •	32	29
6.170% due 09/25/2062 þ	765	762
7.110% due 10/25/2035 ^~	36	34

CitiMortgage Alternative Loan Trust
5.445% due 04/25/2037 •	280	235
6.000% due 06/25/2037 ^	189	164

Countrywide Alternative Loan Trust
4.538% due 08/25/2035 •	61	56
4.618% due 01/25/2036 •	229	205
4.971% due 09/20/2046 •	50	42
5.365% due 12/25/2035 •	19	16
5.378% due 11/20/2035 •	115	104
5.445% due 08/25/2035 •	751	658
5.500% due 06/25/2025	378	311
5.500% due 11/25/2035 ^	131	83
5.750% due 03/25/2037	287	166
6.000% due 12/25/2035 ^	466	347
6.000% due 05/25/2036 ^	74	38
6.000% due 08/25/2036 ^•	147	91
6.250% due 08/25/2036	1,023	613
7.000% due 10/25/2037	158	61

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
3.955% due 10/20/2034 ~	$33	$30
5.445% due 05/25/2035 •	139	107
5.505% due 02/25/2035 •	10	9
5.750% due 05/25/2037 ^	14	7
6.000% due 01/25/2037 ^	344	181
6.000% due 02/25/2037 ^	365	194

Countrywide Home Loan Reperforming REMIC Trust
5.185% due 06/25/2035 ~	88	81

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	26	22

Credit Suisse Mortgage Capital Trust
2.816% due 08/15/2037	900	817
3.795% due 06/25/2050 ~	1,006	857

DBGS Mortgage Trust
5.664% due 06/15/2033 •	500	452

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.225% due 02/25/2037 ^~	948	796
5.345% due 02/25/2035 •	58	55

First Horizon Alternative Mortgage Securities Trust
4.135% due 12/25/2035 ~	78	61
4.454% due 06/25/2036 ^~	573	448

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	1,000	996

GSR Mortgage Loan Trust
3.651% due 07/25/2035 ~	10	9
3.709% due 11/25/2035 ~	47	42
3.760% due 04/25/2032 •	20	17
3.912% due 11/25/2035 ~	10	10
4.160% due 09/25/2035 ~	55	50
5.500% due 01/25/2037	32	40

HarborView Mortgage Loan Trust
5.138% due 10/19/2035 •	1,022	569

Hilton Orlando Trust
5.984% due 12/15/2034 •	700	680

Impac CMB Trust
5.485% due 03/25/2035 •	182	163

Impac Secured Assets Trust
3.847% due 07/25/2035 ~	73	62

IndyMac INDX Mortgage Loan Trust
3.232% due 05/25/2035 ~	640	454
5.225% due 09/25/2046 •	194	161
5.245% due 11/25/2046 •	1,073	927
5.325% due 07/25/2035 •	315	289

JP Morgan Chase Commercial Mortgage Securities Trust
4.549% due 07/05/2033	700	607

JP Morgan Mortgage Trust
3.410% due 07/27/2037 ~	128	117
3.577% due 06/25/2035 ~	1	1
3.702% due 07/25/2035 ~	26	26
3.757% due 07/25/2035 ~	7	6
4.100% due 07/25/2035 ~	178	162
5.750% due 01/25/2036 ^	20	10

Lehman Mortgage Trust
5.495% due 11/25/2036 •	257	129

Lehman XS Trust
5.295% due 08/25/2046 •	519	484

MASTR Adjustable Rate Mortgages Trust
3.866% due 11/21/2034 ~	20	18

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	177	119

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.544% due 08/15/2032 •	65	57

Merrill Lynch Alternative Note Asset Trust
5.065% due 03/25/2037 •	447	125
5.245% due 03/25/2037 •	3,368	935
6.000% due 03/25/2037	79	32

Merrill Lynch Mortgage Investors Trust
3.466% due 04/25/2035 ~	16	14
3.655% due 02/25/2036 ~	2	2
3.682% due 05/25/2036 ~	111	96
6.771% due 02/25/2033 •	36	33

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.008% due 06/25/2036 ~	$6	$6
6.000% due 08/25/2036	126	59

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~	115	63

New York Mortgage Trust
5.250% due 07/25/2062 þ	475	450

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	41	21

NovaStar Mortgage Funding Trust
0.506% due 09/25/2046 •	984	339

PRET LLC
6.559% due 08/25/2052 þ	709	698

Prime Mortgage Trust
6.000% due 06/25/2036 ^	7	7

Residential Accredit Loans, Inc. Trust
5.345% due 08/25/2037 ~	35	31
6.000% due 01/25/2037 ^	52	40
6.000% due 03/25/2037	132	111

Residential Funding Mortgage Securities, Inc. Trust
4.531% due 04/25/2037 ~	236	182

Sequoia Mortgage Trust
3.184% due 09/20/2046 ^~	149	101
5.215% due 05/20/2034 •	14	14

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~	900	809

Structured Adjustable Rate Mortgage Loan Trust
3.845% due 01/25/2035 ~	62	61
4.697% due 08/25/2035 ~	47	28

Structured Asset Mortgage Investments Trust
5.265% due 04/25/2036 •	67	57

SunTrust Adjustable Rate Mortgage Loan Trust
4.071% due 01/25/2037 ^~	149	109

Thornburg Mortgage Securities Trust
2.310% due 03/25/2044 ~	74	71
3.123% due 09/25/2037 ~	1	1
3.721% due 12/25/2044 ~	123	112
6.357% due 06/25/2047 ^•	332	307
6.357% due 06/25/2047 ~	9	9

WaMu Mortgage Pass-Through Certificates Trust
3.230% due 06/25/2037 ^~	63	56
3.264% due 06/25/2037 ^~	188	161
3.428% due 06/25/2033 ~	68	62
3.603% due 12/25/2046 •	42	36
3.660% due 08/25/2035 ~	58	53
3.806% due 10/25/2035 ~	29	26
3.914% due 12/25/2035 ~	263	241
4.091% due 01/25/2035 ~	70	62
4.138% due 02/25/2046 •	83	72
5.385% due 12/25/2045 •	25	23

Washington Mutual Mortgage Pass-Through Certificates Trust
3.888% due 02/25/2047 ^•	1,134	953
4.078% due 04/25/2046 •	92	75
4.297% due 09/25/2036 ~	731	212
5.345% due 02/25/2036 ~	769	617

Wells Fargo Mortgage-Backed Securities Trust
4.449% due 09/25/2036 ^~	6	6

Wells Fargo-RBS Commercial Mortgage Trust
3.073% due 06/15/2046	228	227

Total Non-Agency Mortgage-Backed Securities (Cost $27,719)		25,760

ASSET-BACKED SECURITIES 26.5%

Aames Mortgage Investment Trust
5.835% due 07/25/2035 •	658	651

AmeriCredit Automobile Receivables Trust
5.288% due 10/19/2026 •	600	599

AREIT Trust
5.809% due 01/16/2037 •	562	545

Asset-Backed Securities Corp. Home Equity Loan Trust
5.655% due 06/25/2034 •	1,287	1,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
5.895% due 08/25/2037 •		$873	$721

BHG Securitization Trust
5.320% due 10/17/2035		477	473
5.930% due 10/17/2035		900	900

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •		500	500

Capital One Prime Auto Receivables Trust
4.900% due 03/15/2024		760	760
5.208% due 09/15/2025 •		544	544

Carmax Auto Owner Trust
5.458% due 12/15/2025 •		600	601

CarNow Auto Receivables Trust
3.440% due 07/15/2024		8	8
6.620% due 12/16/2024		402	403

Carrington Mortgage Loan Trust
5.812% due 04/17/2031 ~		700	690
5.928% due 10/20/2029 •		364	362

Chase Funding Trust
5.485% due 08/25/2032 •		39	37

CIFC Funding Ltd.
5.895% due 07/18/2031 •		500	493

Citibank Credit Card Issuance Trust
5.049% due 06/09/2025 •		800	800

Citigroup Mortgage Loan Trust
5.035% due 05/25/2037 •		1,131	746
5.145% due 10/25/2036 •		343	221
7.250% due 05/25/2036 þ		147	78

CLNC Ltd.
6.056% due 08/20/2035 •		175	172

Countrywide Asset-Backed Certificates
5.245% due 02/25/2037 ~		366	332

Countrywide Asset-Backed Certificates Trust
5.065% due 09/25/2037 ^•		448	461
5.585% due 08/25/2047 •		449	426

CQS U.S. CLO Ltd.
8.039% due 07/20/2031 •		500	497

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		2,883	598

Dell Equipment Finance Trust
0.570% due 10/23/2023		202	202

Discover Card Execution Note Trust
5.074% due 03/15/2026 •		500	500

Dryden CLO Ltd.
5.842% due 07/15/2031 •		500	494

EMC Mortgage Loan Trust
6.145% due 02/25/2041 •		14	14

Encore Credit Receivables Trust
5.580% due 09/25/2035 •		59	58

Enterprise Fleet Financing LLC
3.030% due 01/20/2028		595	580
5.330% due 03/20/2024		381	381

Fidelity Grand Harbour CLO DAC
6.250% due 10/15/2036	EUR	1,000	1,075

First Franklin Mortgage Loan Trust
5.005% due 11/25/2036 •		$220	215
5.155% due 09/25/2036 •		176	161
5.565% due 11/25/2035 •		777	711

FREED ABS Trust
4.500% due 08/20/2029		113	112

Fremont Home Loan Trust
4.985% due 11/25/2036 •		487	290
4.995% due 10/25/2036 •		1,573	655
5.580% due 01/25/2035 ~		254	245
5.580% due 07/25/2035 •		2	2

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		421	416

GM Financial Automobile Leasing Trust
4.948% due 02/20/2024		748	748

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •		472	467

GSAA Home Equity Trust
4.293% due 03/25/2036 ~		567	130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.945% due 05/25/2037 •	$640	$219
4.985% due 03/25/2036 •	303	110
5.485% due 04/25/2047 •	596	286
6.795% due 06/25/2036 þ	531	143

GSAMP Trust
4.945% due 12/25/2046 •	217	109
4.975% due 12/25/2046 •	1,190	658
5.075% due 01/25/2037 •	605	485

Harley Davidson Motorcycle Trust
4.975% due 03/15/2024	499	499

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~	294	289

LCCM Trust
5.884% due 12/13/2038 •	900	872

Lendbuzz Securitization Trust
5.383% due 03/15/2024	654	654

LendingClub Receivables Trust
3.750% due 01/15/2027	73	72
3.750% due 12/15/2045	39	39
4.000% due 08/15/2025	19	19

LL ABS Trust
3.760% due 11/15/2029	417	410
6.630% due 05/15/2030	436	434

LoanCore Issuer Ltd.
5.984% due 11/15/2038 •	900	884

Madison Park Funding Ltd.
5.645% due 04/22/2027 •	295	293

Marlette Funding Trust
5.180% due 11/15/2032	401	399
5.950% due 11/15/2032	200	197
6.070% due 04/15/2033	1,000	1,000

MF1 LLC
6.906% due 06/19/2037 •	1,000	991
7.406% due 06/19/2037 •	1,300	1,286

MF1 Ltd.
5.841% due 10/16/2036 •	400	388

Morgan Stanley ABS Capital, Inc. Trust
4.955% due 03/25/2037 •	1,976	882
5.760% due 03/25/2035 •	156	153

Morgan Stanley Dean Witter Capital, Inc. Trust
5.825% due 02/25/2033 •	177	173

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ	376	93

Octane Receivables Trust
5.870% due 05/21/2029	770	772

Option One Mortgage Loan Trust
5.625% due 02/25/2035 ~	657	619

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029	289	279
4.970% due 01/15/2030	130	128
6.060% due 03/15/2030	1,051	1,045

Ready Capital Mortgage Financing LLC
7.358% due 10/25/2039 •	699	702

Renaissance Home Equity Loan Trust
5.945% due 09/25/2037 •	352	164

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030	400	369
5.380% due 11/25/2030	452	443

Residential Asset Securities Corp. Trust
5.425% due 06/25/2033 •	98	87

Santander Drive Auto Receivables Trust
0.510% due 08/15/2025	1	1

Saranac CLO Ltd.
6.145% due 11/20/2029 ~	282	281

Securitized Asset-Backed Receivables LLC Trust
5.325% due 07/25/2036 •	779	321
5.805% due 01/25/2036 ^•	470	409

Soundview Home Loan Trust
6.145% due 10/25/2037 •	719	523

Specialty Underwriting & Residential Finance Trust
5.021% due 12/25/2036 •	594	555
5.145% due 06/25/2037 ~	133	77

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	61

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
7.995% due 08/25/2033 •	$420	$375

Theorem Funding Trust
1.850% due 02/15/2028	166	163
6.060% due 12/15/2028	483	479

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~	900	885

Upstart Securitization Trust
5.500% due 06/20/2032	600	588

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	70	68

Vibrant CLO Ltd.
5.848% due 09/15/2030 •	463	456
5.928% due 07/20/2032 •	500	490

Total Asset-Backed Securities (Cost $44,972)		43,582

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ	547	137
1.500% due 07/09/2035 þ	358	87

Total Sovereign Issues (Cost $424)		224

SHORT-TERM INSTRUMENTS 79.5%

COMMERCIAL PAPER 2.6%

BAT International Finance PLC
5.910% due 05/30/2023	500	496

Crown Castle, Inc.
5.740% due 04/11/2023	500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Corp.
5.500% due 04/18/2023		$750	$748

Edison International
5.550% due 05/11/2023		750	746

Global Payments, Inc.
5.900% due 05/01/2023		750	746

Walgreens Boots
5.180% due 04/03/2023		250	250
5.900% due 04/26/2023		800	797

			4,282

REPURCHASE AGREEMENTS (f) 66.0%

			108,337

SHORT-TERM NOTES 4.6%

Federal Home Loan Bank
4.850% due 05/18/2023 •		3,400	3,400
4.860% due 05/04/2023 •		3,500	3,500

Toyota Auto Receivables Owner Trust
4.842% due 01/15/2024		643	643

			7,543

JAPAN TREASURY BILLS 6.1%
(0.167)% due 04/24/2023 - 05/15/2023 (c)(d)	JPY	1,330,000	10,018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
4.605% due 04/06/2023 (d)(e)	$275	$275

Total Short-Term Instruments (Cost $130,654)		130,455

Total Investments in Securities (Cost $218,562)		214,098

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	9,044	88

Total Short-Term Instruments (Cost $88)		88

Total Investments in Affiliates (Cost $88)		88

Total Investments 130.5% (Cost $218,650)		$214,186

Financial Derivative Instruments (g)(h) 8.2% (Cost or Premiums, net $1,532)		13,395

Other Assets and Liabilities, net (38.7)%		(63,505)

Net Assets 100.0%		$164,076

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$49,200	U.S. Treasury Notes 0.750% due 05/31/2026	$(50,226)	$49,200	$49,200
	4.890	03/31/2023	04/03/2023	48,500	U.S. Treasury Inflation Protected Securities 0.250% due 02/15/2050	(50,133)	48,500	48,520
FICC	2.200	03/31/2023	04/03/2023	2,537	U.S. Treasury Bills 0.000% due 03/21/2024	(2,588)	2,537	2,537
JPS	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Notes 2.625% due 04/15/2025	(102)	100	100
RCY	4.920	03/31/2023	04/03/2023	8,000	U.S. Treasury Notes 0.625% due 05/15/2030	(8,202)	8,000	8,003

Total Repurchase Agreements						$(111,251)	$108,337	$108,360

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$97,720	$0	$0	$97,720	$(100,359)	$(2,639)
FICC	2,537	0	0	2,537	(2,588)	(51)
JPS	100	0	0	100	(102)	(2)
RCY	8,003	0	0	8,003	(8,202)	(199)

Total Borrowings and Other Financing Transactions	$108,360	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(13) at a weighted average interest rate of 4.232%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	16	$3,303	$(26)	$2	$0
U.S. Treasury 10-Year Note June Futures	06/2023	43	4,942	9	15	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	6	847	36	9	0

				$19	$26	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	5	$(737)	$(24)	$4	$(3)
Euro-Buxl 30-Year Bond June Futures	06/2023	2	(306)	(19)	1	(2)
U.S. Treasury 5-Year Note June Futures	06/2023	29	(3,176)	(3)	0	(7)

				$(46)	$5	$(12)

Total Futures Contracts				$(27)	$31	$(12)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.740%	$700	$12	$(6)	$6	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669	700	8	0	8	0	0

						$20	$(6)	$14	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	63

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$400	$7	$(2)	$5	$0	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	12,300	157	(9)	148	12	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	21,300	156	96	252	23	0

					$320	$85	$405	$35	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024	$	11,800	$(469)	$(76)	$(545)	$0	$(1)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		900	(1)	(1)	(2)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		4,200	(318)	(15)	(333)	10	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		200	0	0	0	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		600	3	3	6	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		13,100	1,553	122	1,675	0	(60)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		400	(2)	(3)	(5)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		3,300	745	64	809	0	(33)
Receive	3-Month CNY-CNREPOFIX	0.000	Quarterly	03/17/2026	CNY	22,800	0	10	10	1	0
Pay	3-Month CNY-CNREPOFIX	0.000	Quarterly	03/17/2026		22,800	(30)	20	(10)	0	(1)
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,800	0	10	10	1	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,800	(29)	19	(10)	0	(1)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	2,900	(29)	42	13	1	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		1,300	35	(41)	(6)	0	(1)
Receive	CPURNSA	2.487	Maturity	12/07/2051	$	1,000	43	(11)	32	0	(7)

							$1,501	$143	$1,644	$16	$(107)

Total Swap Agreements							$1,841	$222	$2,063	$51	$(107)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$31	$51	$82	$0	$(12)	$(107)	$(119)

Cash of $2,950 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	154		$23	$0	$0
	04/2023	DKK	3,708		529	0	(11)

BPS	04/2023	AUD	51		35	1	0
	04/2023	SGD	73		56	1	0
	04/2023		$504	DKK	3,470	1	0
	04/2023		460	EUR	423	0	(1)
	04/2023		4,817	MXN	87,635	31	0
	05/2023	DKK	3,463		$504	0	(1)
	06/2023	MXN	89,368		4,843	0	(33)

BRC	04/2023	HKD	721		93	1	0
	05/2023	DKK	1,872		274	1	0
	05/2023	JPY	890,000		6,985	246	0

CBK	04/2023	DKK	4,049		576	0	(14)
	04/2023	GBP	156		190	0	(2)
	04/2023		$351	DKK	2,409	0	0
	05/2023	CAD	89		$67	1	0
	05/2023	DKK	2,405		351	0	0

DUB	04/2023		$2,053	EUR	1,897	4	0
	04/2023		408	JPY	53,406	0	(5)
	05/2023	EUR	1,897		$2,056	0	(4)
	05/2023	JPY	53,191		407	5	0

JPM	04/2023	BRL	134		26	0	(1)
	04/2023	JPY	51,600		391	2	0
	04/2023		$26	BRL	134	0	0
	04/2023		419	JPY	55,600	0	0

MBC	04/2023	EUR	1,897		$2,031	0	(26)
	04/2023		$12	ILS	42	0	(1)
	05/2023	CNH	49		$7	0	0

MYI	04/2023	CHF	31		33	0	(1)

NGF	04/2023	JPY	1,745		13	0	0

RBC	04/2023	MXN	87,294		4,211	0	(618)
	05/2023		$419	JPY	55,483	1	0
	05/2023		4,626	MXN	87,574	195	0
	06/2023		0		3	0	0
	07/2023		20		380	1	0

UAG	04/2023	JPY	440,000		$3,459	135	0
	04/2023		$34	CHF	31	0	0
	05/2023	CHF	31		$34	0	0

Total Forward Foreign Currency Contracts						$626	$(718)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$1,207	$(309)	$297	$0	$(12)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	65

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	ERADXULT Index	51,725	5.440% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/09/2023	$	96,212	$0	$13,703	$13,703	$0

CBK	Receive	ERADXULT Index	12,034	5.340% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/20/2024		26,262	0	(38)	0	(38)

JPM	Receive	ERADXULT Index	7,517	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/26/2023		16,404	0	(88)	0	(88)

MEI	Receive	ERADXULT Index	4,111	5.400% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023		8,972	0	(41)	0	(41)

									$0	$13,536	$13,703	$(167)

Total Swap Agreements									$(309)	$13,833	$13,703	$(179)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(11)	$0	$(12)	$(23)	$(23)	$25	$2
BPS	34	0	13,703	13,737	(35)	0	0	(35)	13,702	(13,233)	469
BRC	248	0	0	248	0	0	0	0	248	(260)	(12)
CBK	1	0	0	1	(16)	0	(38)	(54)	(53)	(580)	(633)
DUB	9	0	0	9	(9)	0	0	(9)	0	0	0
JPM	2	0	0	2	(1)	0	(88)	(89)	(87)	11	(76)
MBC	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)
MEI	0	0	0	0	0	0	(41)	(41)	(41)	0	(41)
MYI	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RBC	197	0	0	197	(618)	0	0	(618)	(421)	613	192
UAG	135	0	0	135	0	0	0	0	135	0	135

Total Over the Counter	$626	$0	$13,703	$14,329	$(718)	$0	$(179)	$(897)

(i)

Securities with an aggregate market value of $649 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$31	$31
Swap Agreements	0	35	0	0	16	51

	$0	$35	$0	$0	$47	$82

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$626	$0	$626
Swap Agreements	0	0	13,703	0	0	13,703

	$0	$0	$13,703	$626	$0	$14,329

	$0	$35	$13,703	$626	$47	$14,411

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	0	0	0	107	107

	$0	$0	$0	$0	$119	$119

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$718	$0	$718
Swap Agreements	0	12	167	0	0	179

	$0	$12	$167	$718	$0	$897

	$0	$12	$167	$718	$119	$1,016

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$284	$0	$(414)	$(130)
Swap Agreements	0	(295)	0	0	(1,266)	(1,561)

	$0	$(295)	$284	$0	$(1,680)	$(1,691)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(367)	$0	$(367)
Purchased Options	0	0	0	0	234	234
Written Options	0	43	0	0	(288)	(245)
Swap Agreements	0	45	(26,275)	0	0	(26,230)

	$0	$88	$(26,275)	$(367)	$(54)	$(26,608)

	$0	$(207)	$(25,991)	$(367)	$(1,734)	$(28,299)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(115)	$(115)
Swap Agreements	0	111	0	0	1,376	1,487

	$0	$111	$0	$0	$1,261	$1,372

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$536	$0	$536
Purchased Options	0	0	0	0	(127)	(127)
Written Options	0	(19)	0	0	152	133
Swap Agreements	0	(65)	21,323	0	0	21,258

	$0	$(84)	$21,323	$536	$25	$21,800

	$0	$27	$21,323	$536	$1,286	$23,172

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	67

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,199	$0	$5,199
Industrials	0	709	0	709
Utilities	0	204	0	204
U.S. Government Agencies	0	5,059	0	5,059
U.S. Treasury Obligations	0	2,906	0	2,906
Non-Agency Mortgage-Backed Securities	0	25,760	0	25,760
Asset-Backed Securities	0	43,582	0	43,582
Sovereign Issues	0	224	0	224
Short-Term Instruments
Commercial Paper	0	4,282	0	4,282
Repurchase Agreements	0	108,337	0	108,337
Short-Term Notes	0	7,543	0	7,543
Japan Treasury Bills	0	10,018	0	10,018
U.S. Treasury Bills	0	275	0	275

	$0	$214,098	$0	$214,098

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$88	$0	$0	$88

Total Investments	$88	$214,098	$0	$214,186

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$5	$77	$0	$82
Over the counter	0	14,329	0	14,329

	$5	$14,406	$0	$14,411

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(114)	0	(119)
Over the counter	0	(897)	0	(897)

	$(5)	$(1,011)	$0	$(1,016)

Total Financial Derivative Instruments	$0	$13,395	$0	$13,395

Totals	$88	$227,493	$0	$227,581

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS Small Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.6%

CORPORATE BONDS & NOTES 3.3%

BANKING & FINANCE 3.1%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$200	$191

Bank of America Corp.
5.080% due 01/20/2027 •		1,200	1,197

Credit Suisse AG
7.950% due 01/09/2025		650	662

Credit Suisse AG AT1 Claim ^		200	12

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		200	199

Morgan Stanley
5.050% due 01/28/2027 •		600	599

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	10,238	1,157

Societe Generale SA
6.447% due 01/12/2027 •		$500	500

			4,517

INDUSTRIALS 0.2%

CVS Pass-Through Trust
6.943% due 01/10/2030		141	145

Daimler Trucks Finance North America LLC
5.200% due 01/17/2025		150	150

			295

Total Corporate Bonds & Notes (Cost $5,085)			4,812

U.S. GOVERNMENT AGENCIES 4.8%

Fannie Mae
1.005% due 03/25/2041 ~(a)		664	53
1.855% due 03/25/2036 ~(a)		253	20
2.241% due 01/25/2031 ~(a)		469	43
4.967% due 09/25/2042 ~		5	5
5.195% due 07/25/2037 •		8	8
5.225% due 07/25/2037 •		14	14
5.245% due 09/25/2035 •		30	29
5.255% due 09/25/2035 ~		67	66
5.565% due 06/25/2037 •		122	122
7.179% due 12/25/2036 •		14	16

Freddie Mac
1.786% due 07/15/2036 •(a)		365	33
2.016% due 04/15/2036 ~(a)		56	4
5.000% due 04/15/2041		308	318
5.064% due 03/15/2037 •		125	123
5.384% due 08/15/2037 •		179	178
5.394% due 10/15/2037 ~		30	29
5.404% due 05/15/2037 ~		102	101
5.404% due 09/15/2037 •		105	105
5.500% due 03/15/2034		92	94

Ginnie Mae
2.857% due 04/20/2068 •		373	367

U.S. Small Business Administration
4.430% due 05/01/2029		21	21

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2053		1,400	1,396
6.500% due 04/01/2053		3,800	3,919

Total U.S. Government Agencies (Cost $7,250)			7,064

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.4%

Adjustable Rate Mortgage Trust
3.923% due 01/25/2036 ^~		473	363

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		122	92

Banc of America Funding Trust
4.496% due 09/20/2034 ~		3	3
5.181% due 04/20/2047 ^•		15	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
4.029% due 05/25/2033 ~		$1	$1
4.127% due 01/25/2035 ~		12	11
4.176% due 02/25/2034 ~		10	9

Bear Stearns Adjustable Rate Mortgage Trust
3.841% due 07/25/2034 ~		24	21
3.957% due 01/25/2035 ~		1	1
3.977% due 11/25/2034 ~		6	6
4.036% due 11/25/2034 ~		1	1
4.047% due 08/25/2033 ~		12	11
4.065% due 04/25/2033 ~		5	5
4.287% due 01/25/2033 ~		123	117
4.340% due 02/25/2033 ~		1	1
6.800% due 02/25/2036 •		7	7

Bear Stearns ALT-A Trust
3.044% due 10/25/2033 ~		1	1
3.386% due 11/25/2035 ^~		278	242
4.077% due 10/25/2035 ^~		216	179
5.185% due 12/25/2046 ^•		17	14
5.345% due 01/25/2036 ^~		24	30

BX Commercial Mortgage Trust
6.667% due 01/17/2039 ~		1,000	968

Chase Mortgage Finance Trust
3.705% due 09/25/2036 ^~		45	37
3.861% due 12/25/2035 ^~		24	22
6.000% due 11/25/2036 ^		113	53
6.000% due 12/25/2036		59	29

ChaseFlex Trust
5.145% due 07/25/2037 •		182	150

Citigroup Mortgage Loan Trust
3.890% due 09/25/2037 ^~		178	153
4.193% due 08/25/2035 ~		4	4
6.170% due 09/25/2062 þ		1,052	1,047

Countrywide Alternative Loan Trust
4.138% due 12/25/2035 •		24	21
4.538% due 08/25/2035 •		11	10
4.618% due 01/25/2036 •		52	46
5.221% due 05/20/2046 ^~		15	13
5.225% due 09/25/2046 ^•		227	205
5.245% due 08/25/2037 •		46	30
5.378% due 11/20/2035 •		18	16
5.401% due 12/20/2035 •		183	159
5.405% due 02/25/2037 •		90	73
5.485% due 11/25/2035 •		973	766
5.500% due 07/25/2035 ^		1	1
5.500% due 11/25/2035		20	13
6.250% due 08/25/2036		534	320

Countrywide Home Loan Mortgage Pass-Through Trust
3.786% due 11/25/2034 ~		51	46
3.798% due 02/20/2035 ~		1	1
3.955% due 10/20/2034 ~		67	61
5.505% due 02/25/2035 •		17	14

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035		992	827

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		68	39

Credit Suisse Mortgage Capital Trust
2.816% due 08/15/2037		1,300	1,179
3.005% due 12/26/2059 ~		331	331

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.505% due 02/25/2036 •		564	519
5.595% due 10/25/2047 •		861	673

Eurohome UK Mortgages PLC
4.410% due 06/15/2044 •	GBP	59	69

European Loan Conduit DAC
3.682% due 02/17/2030 ~	EUR	477	506

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~		$1,300	1,294

GS Mortgage Securities Corp. Trust
5.604% due 07/15/2025 •		878	858

GSR Mortgage Loan Trust
3.912% due 11/25/2035 ~		8	8
5.500% due 01/25/2037		31	39
6.000% due 02/25/2036 ^		1,035	485
6.000% due 07/25/2037 ^		278	183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
3.741% due 06/19/2036 ^~	$245	$134
5.101% due 12/19/2036 ^•	26	22
5.201% due 05/19/2035 •	821	725
5.241% due 06/19/2035 •	192	179
5.241% due 12/19/2036 ^•	533	481

Hilton Orlando Trust
5.984% due 12/15/2034 •	1,000	971

IndyMac INDX Mortgage Loan Trust
3.251% due 06/25/2036 ~	536	473
5.205% due 02/25/2037 ^•	299	258
5.485% due 07/25/2045 •	15	12

InTown Mortgage Trust
8.113% due 08/15/2039 •	1,200	1,190

JP Morgan Alternative Loan Trust
3.231% due 05/25/2036 ^~	262	149

JP Morgan Chase Commercial Mortgage Securities Trust
4.549% due 07/05/2033	900	780
6.134% due 12/15/2031 •	212	202

JP Morgan Mortgage Trust
3.595% due 10/25/2036 ^~	129	95
3.702% due 07/25/2035 ~	5	5
3.851% due 10/25/2036 ~	21	15
4.100% due 07/25/2035 ~	94	85
4.151% due 04/25/2037 ~	16	12
5.750% due 01/25/2036 ^	9	5

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	781	726
1.991% due 09/25/2060 ~	77	76

Lehman XS Trust
5.345% due 08/25/2037 •	250	222
6.545% due 09/25/2047 •	221	181

Luminent Mortgage Trust
5.565% due 04/25/2036 •	132	107

MASTR Adjustable Rate Mortgages Trust
2.642% due 07/25/2035 ^~	37	31
3.800% due 10/25/2033 ~	205	158

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.124% due 12/15/2030 •	4	4

Merrill Lynch Alternative Note Asset Trust
5.245% due 03/25/2037 •	1,798	499
5.445% due 03/25/2037 •	366	104

Merrill Lynch Mortgage Investors Trust
3.761% due 05/25/2033 ~	19	18
3.909% due 09/25/2035 ^~	103	82

Morgan Stanley Mortgage Loan Trust
5.008% due 06/25/2036 ~	6	6

Morgan Stanley Re-REMIC Trust
2.702% due 02/26/2037 ~	103	91
5.250% due 05/26/2037 ~	91	50

Mortgage Equity Conversion Asset Trust
4.880% due 05/25/2042 •	457	408

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~	221	205

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	11	6

PHH Alternative Mortgage Trust
5.165% due 02/25/2037 •	704	484

Prime Mortgage Trust
6.000% due 06/25/2036 ^	6	5

Residential Accredit Loans, Inc. Trust
5.145% due 02/25/2037 •	249	215
5.205% due 07/25/2036 •	910	375
5.215% due 08/25/2036 •	453	394
6.000% due 08/25/2036 ^	57	46

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~	860	773

Structured Adjustable Rate Mortgage Loan Trust
3.737% due 11/25/2035 ^~	194	174
4.538% due 01/25/2035 ^•	5	4
5.145% due 08/25/2036 ^•	149	104
5.193% due 02/25/2034 ~	2	2

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	69

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
5.305% due 02/25/2036 ^•		$207	$175
5.405% due 02/25/2036 ^•		2	2
5.461% due 02/19/2035 •		9	8

Thornburg Mortgage Securities Trust
6.357% due 06/25/2047 ^•		320	266
6.357% due 06/25/2047 ~		1	1

WaMu Mortgage Pass-Through Certificates Trust
3.230% due 06/25/2037 ^~		37	33
3.387% due 12/25/2046 ~		57	53
3.713% due 02/25/2037 ^~		74	65
3.948% due 07/25/2047 •		141	111
4.018% due 10/25/2046 ^•		1,548	1,269
4.638% due 10/25/2046 ~		18	16
5.405% due 11/25/2045 •		18	16

Washington Mutual Mortgage Pass-Through Certificates Trust
3.888% due 02/25/2047 ^•		649	546

Wells Fargo Alternative Loan Trust
3.631% due 07/25/2037 ^~		13	11
6.250% due 07/25/2037 ^		391	333

Wells Fargo Mortgage-Backed Securities Trust
4.564% due 12/25/2036 ^~		83	78

Wells Fargo-RBS Commercial Mortgage Trust
3.073% due 06/15/2046		228	227

Total Non-Agency Mortgage-Backed Securities (Cost $28,449)			26,948

ASSET-BACKED SECURITIES 29.5%

ACE Securities Corp. Home Equity Loan Trust
4.965% due 10/25/2036 •		2	1

AmeriCredit Automobile Receivables Trust
5.288% due 10/19/2026 •		500	499

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		600	592

AREIT Trust
5.809% due 01/16/2037 •		749	727

Argent Securities Trust
4.955% due 09/25/2036 ~		315	103

Bear Stearns Asset-Backed Securities Trust
5.085% due 06/25/2047 •		309	308

BHG Securitization Trust
5.320% due 10/17/2035		636	631
5.930% due 10/17/2035		1,200	1,200

Capital One Prime Auto Receivables Trust
4.900% due 03/15/2024		829	829

Carmax Auto Owner Trust
5.458% due 12/15/2025 •		600	601

CarNow Auto Receivables Trust
3.440% due 07/15/2024		8	8

Citibank Credit Card Issuance Trust
5.049% due 06/09/2025 •		1,400	1,400

Citigroup Mortgage Loan Trust
4.995% due 12/25/2036 •		1,405	589
5.025% due 01/25/2037 ~		1,606	1,172
5.045% due 05/25/2037 ~		949	632

Countrywide Asset-Backed Certificates
5.245% due 02/25/2037 ~		227	206

Countrywide Asset-Backed Certificates Trust
5.385% due 03/25/2036 •		353	308
5.445% due 06/25/2036 •		68	68

CQS U.S. CLO Ltd.
8.039% due 07/20/2031 •		700	696

Dell Equipment Finance Trust
0.570% due 10/23/2023		202	202

Enterprise Fleet Financing LLC
3.030% due 01/20/2028		510	497
5.330% due 03/20/2024		381	381

Exeter Automobile Receivables Trust
5.610% due 06/16/2025		500	500

Fidelity Grand Harbour CLO DAC
6.250% due 10/15/2036	EUR	1,500	1,613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FREED ABS Trust
4.500% due 08/20/2029	$169	$169

Fremont Home Loan Trust
5.505% due 01/25/2036 •	255	236

GM Financial Automobile Leasing Trust
4.948% due 02/20/2024	748	748

GM Financial Consumer Automobile Receivables Trust
5.158% due 09/16/2025 •	779	779

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •	590	584

GSAA Home Equity Trust
5.085% due 06/25/2036 •	269	59

GSAMP Trust
4.895% due 12/25/2046 •	627	315
5.015% due 12/25/2036 ~	1,297	636

Harley Davidson Motorcycle Trust
4.975% due 03/15/2024	499	499

Home Equity Mortgage Loan Asset-Backed Trust
5.055% due 04/25/2037 •	115	79

HSI Asset Securitization Corp. Trust
5.025% due 04/25/2037 •	677	465
5.065% due 12/25/2036 •	3,677	993

JP Morgan Mortgage Acquisition Trust
5.145% due 07/25/2036 ~	261	119

LCCM Trust
5.884% due 12/13/2038 •	1,200	1,163

Lendbuzz Securitization Trust
5.383% due 03/15/2024	654	654

LendingClub Receivables Trust
3.750% due 01/15/2027	109	108
3.750% due 12/15/2045	61	61
4.000% due 08/15/2025	30	30

Long Beach Mortgage Loan Trust
5.145% due 05/25/2036 •	228	131
5.385% due 05/25/2046 ~	1,498	498
5.820% due 04/25/2035 •	339	334

M360 Ltd.
6.252% due 11/22/2038 •	1,100	1,085

Marlette Funding Trust
5.180% due 11/15/2032	535	531
5.950% due 11/15/2032	300	295

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •	41	41

MASTR Asset-Backed Securities Trust
5.165% due 10/25/2036 •	1,218	626
5.325% due 03/25/2036 •	181	126

MF1 LLC
7.406% due 06/19/2037 •	1,900	1,879

MFA Trust
2.363% due 03/25/2060 þ	230	219

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 01/25/2037 •	1,002	492
4.975% due 02/25/2037 ~	1,205	534
4.980% due 11/25/2036 •	1,852	1,207
5.055% due 01/25/2037 •	915	450
5.125% due 08/25/2036 ~	1,675	877

Morgan Stanley Dean Witter Capital, Inc. Trust
5.825% due 02/25/2033 •	156	153

Morgan Stanley Mortgage Loan Trust
5.185% due 11/25/2036 ~	132	40
5.565% due 04/25/2037 •	145	42

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.175% due 10/25/2036 ^•	647	146

NovaStar Mortgage Funding Trust
5.165% due 10/25/2036 •	907	498

Octane Receivables Trust
5.870% due 05/21/2029	770	772

Oportun Issuance Trust
5.940% due 10/09/2029	273	272

Ownit Mortgage Loan Trust
5.745% due 10/25/2036 ^•	124	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030	$195	$192
6.060% due 03/15/2030	1,502	1,493

PRET LLC
2.240% due 09/27/2060 þ	287	273
5.240% due 04/25/2052 þ	427	408

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	1,602	556

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030	400	369
5.380% due 11/25/2030	632	621

Securitized Asset-Backed Receivables LLC Trust
5.005% due 08/25/2036 •	987	317
5.325% due 07/25/2036 •	478	197
5.805% due 01/25/2036 ^•	597	519

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031	500	501

Soundview Home Loan Trust
4.925% due 06/25/2037 •	236	160
5.105% due 02/25/2037 •	564	164
5.745% due 10/25/2037 •	1,339	1,046

Structured Asset Securities Corp. Mortgage Loan Trust
5.185% due 12/25/2036 •	53	52

Theorem Funding Trust
1.850% due 02/15/2028	233	228
6.060% due 12/15/2028	621	615

TIAA CLO Ltd.
6.508% due 01/20/2032 •	1,000	957

Tricolor Auto Securitization Trust
6.480% due 08/17/2026	679	679

Upstart Securitization Trust
5.500% due 06/20/2032	824	808

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	140	135

Total Asset-Backed Securities (Cost $45,486)		43,113

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ	497	125
1.500% due 07/09/2035 þ	326	79

Total Sovereign Issues (Cost $386)		204

SHORT-TERM INSTRUMENTS 72.5%

COMMERCIAL PAPER 2.4%

Amcor Flexibles North America, Inc.
5.030% due 04/05/2023	400	400

BAT International Finance PLC
5.900% due 05/30/2023	500	495

Edison International
5.550% due 05/11/2023	700	696

Hitachi America Capital Ltd.
5.100% due 04/06/2023	500	499

NextEra Energy Capital Holdings, Inc.
5.600% due 05/09/2023	700	696

Tyson Foods, Inc.
5.020% due 04/05/2023	400	400

Walgreens Boots
5.180% due 04/03/2023	375	375

		3,561

REPURCHASE AGREEMENTS (e) 52.7%
		77,150

SHORT-TERM NOTES 5.7%

Federal Home Loan Bank
4.850% due 05/05/2023 - 05/10/2023 •	7,800	7,800

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Auto Receivables Owner Trust
4.842% due 01/15/2024		$585	$585

			8,385

JAPAN TREASURY BILLS 7.0%
(0.167)% due 04/24/2023 - 05/22/2023 (b)(c)(d)	JPY	1,350,000	10,169

U.S. TREASURY BILLS 4.7%
4.508% due 04/06/2023 - 05/25/2023 (b)(c)(d)(h)		$6,891	6,860

Total Short-Term Instruments (Cost $106,325)			106,125

Total Investments in Securities (Cost $192,981)			188,266

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	15,248	$148

Total Short-Term Instruments (Cost $150)		148

Total Investments in Affiliates (Cost $150)		148

Total Investments 128.7% (Cost $193,131)		$188,414

Financial Derivative Instruments (f)(g) 0.8% (Cost or Premiums, net $922)		1,222

Other Assets and Liabilities, net (29.5)%		(43,200)

Net Assets 100.0%		$146,436

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.820%	04/03/2023	04/04/2023	$35,600	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2027	$(36,318)	$35,600	$35,600
	4.890	03/31/2023	04/03/2023	35,300	U.S. Treasury Inflation Protected Securities 1.375% due 02/15/2044	(36,341)	35,300	35,315
DEU	4.920	03/31/2023	04/03/2023	100	U.S. Treasury Bonds 2.875% due 05/15/2052	(105)	100	100
FICC	2.200	03/31/2023	04/03/2023	550	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(561)	550	550
	4.830	03/31/2023	04/03/2023	5,600	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041	(5,712)	5,600	5,602

Total Repurchase Agreements						$(79,037)	$77,150	$77,167

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	71

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$70,915	$0	$0	$70,915	$(72,659)	$(1,744)
DEU	100	0	0	100	(105)	(5)
FICC	6,152	0	0	6,152	(6,273)	(121)

Total Borrowings and Other Financing Transactions	$77,167	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(13) at a weighted average interest rate of 3.810%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-Mini Russell 2000 Index June Futures	06/2023	6	$	544	$8	$10	$0
U.S. Treasury 5-Year Note June Futures	06/2023	8		876	24	2	0

					$32	$12	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-Mini S&P 500 Index June Futures	06/2023	27	$	(5,586)	$3	$3	$0
Euro-Bobl June Futures	06/2023	9		(1,151)	(27)	5	(3)
Euro-Bund June Futures	06/2023	9		(1,326)	(44)	6	(6)
Euro-Buxl 30-Year Bond June Futures	06/2023	2		(306)	(19)	1	(3)
U.S. Treasury 2-Year Note June Futures	06/2023	27		(5,574)	(6)	0	(4)
U.S. Treasury 10-Year Note June Futures	06/2023	6		(690)	(11)	0	(2)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	1		(141)	(7)	0	(1)

					$(111)	$15	$(19)

Total Futures Contracts					$(79)	$27	$(19)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	12/20/2024	0.399%	$ 100	$1	$1	$2	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.147	EUR 400	(25)	24	(1)	0	0

						$(24)	$25	$1	$0	$0

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-39 5-Year Index	5.000%	Quarterly	12/20/2027	$200	$(1)	$4	$3	$1	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	6,900	88	(5)	83	7	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	18,400	130	87	217	20	0

					$217	$86	$303	$28	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2027	$	7,800	$(590)	$(28)	$(618)	$18	$0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		1,300	(7)	8	1	0	(4)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		1,000	5	6	11	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		14,300	1,813	15	1,828	0	(66)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		700	(4)	(5)	(9)	4	0
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		25,700	0	(1,635)	(1,635)	4	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	2,900	(29)	42	13	1	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		1,300	35	(42)	(7)	0	(1)
Receive	CPURNSA	2.487	Maturity	12/07/2051	$	900	24	5	29	0	(6)

							$1,247	$(1,634)	$(387)	$27	$(81)

Total Swap Agreements							$1,440	$(1,523)	$(83)	$55	$(81)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$27	$55	$82	$0	$(19)	$(81)	$(100)

Cash of $2,314 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	73

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	DKK	3,890		$555	$0	$(11)
	04/2023		$13	CNH	87	0	0
	05/2023	JPY	30,000		$231	3	0

BPS	04/2023		$529	DKK	3,640	1	0
	04/2023		572	MXN	10,414	4	0
	05/2023	DKK	3,633		$529	0	(1)
	06/2023	MXN	10,618		575	0	(4)

BRC	05/2023	DKK	1,964		287	1	0
	05/2023	JPY	890,000		6,986	246	0

CBK	04/2023	DKK	4,247		604	0	(15)
	04/2023		$368	DKK	2,527	0	0
	05/2023	DKK	2,522		$368	0	0

DUB	04/2023	BRL	1,447		285	0	(1)
	04/2023		$271	BRL	1,447	14	0
	04/2023		2,293	EUR	2,118	5	0
	05/2023	EUR	2,118		$2,296	0	(5)
	07/2023	BRL	1,471		271	0	(14)

GLM	04/2023		1,436		265	0	(19)
	04/2023		$283	BRL	1,436	1	0

MBC	04/2023	EUR	66		$71	0	(1)
	04/2023	GBP	63		76	0	(2)
	05/2023	CNH	91		14	0	0

RBC	04/2023	MXN	10,373		500	0	(73)
	05/2023		$537	MXN	10,157	23	0
	07/2023		2		45	0	0

UAG	04/2023	EUR	2,053		$2,179	0	(47)
	04/2023	JPY	430,000		3,380	132	0

Total Forward Foreign Currency Contracts						$430	$(193)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	2,038	$(518)	$498	$0	$(20)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
FAR	Receive	ERAUSST Index	12,827	4.980% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/26/2023	$	63,928	$0	$1,244	$1,244	$0

JPM	Receive	ERAUSST Index	392	4.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/10/2023		2,045	0	(9)	0	(9)

SOG	Receive	ERAUSST Index	8,767	4.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/19/2023		43,492	0	1,074	1,074	0
UAG	Receive	ERAUSST Index	4,672	4.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/05/2023		25,502	0	(1,231)	0	(1,231)
	Receive	ERAUSLT Index	2,371	4.930% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/21/2024		12,372	0	(55)	0	(55)

									$0	$1,023	$2,318	$(1,295)

Total Swap Agreements									$(518)	$1,521	$2,318	$(1,315)

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$3	$0	$0	$3	$(11)	$0	$(20)	$(31)	$(28)	$0	$(28)
BPS	5	0	0	5	(5)	0	0	(5)	0	0	0
BRC	247	0	0	247	0	0	0	0	247	(260)	(13)
CBK	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
DUB	19	0	0	19	(20)	0	0	(20)	(1)	0	(1)
FAR	0	0	1,244	1,244	0	0	0	0	1,244	78	1,322
GLM	1	0	0	1	(19)	0	0	(19)	(18)	0	(18)
JPM	0	0	0	0	0	0	(9)	(9)	(9)	281	272
MBC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
RBC	23	0	0	23	(73)	0	0	(73)	(50)	0	(50)
SOG	0	0	1,074	1,074	0	0	0	0	1,074	0	1,074
UAG	132	0	0	132	(47)	0	(1,286)	(1,333)	(1,201)	2,514	1,313

Total Over the Counter	$430	$0	$2,318	$2,748	$(193)	$0	$(1,315)	$(1,508)

(h)

Securities with an aggregate market value of $2,873 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$13	$0	$14	$27
Swap Agreements	0	28	0	0	27	55

	$0	$28	$13	$0	$41	$82

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$430	$0	$430
Swap Agreements	0	0	2,318	0	0	2,318

	$0	$0	$2,318	$430	$0	$2,748

	$0	$28	$2,331	$430	$41	$2,830

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	75

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	0	0	0	81	81

	$0	$0	$0	$0	$100	$100

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$193	$0	$193
Swap Agreements	0	20	1,295	0	0	1,315

	$0	$20	$1,295	$193	$0	$1,508

	$0	$20	$1,295	$193	$100	$1,608

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(93)	$0	$378	$285
Swap Agreements	0	(730)	0	0	(1,802)	(2,532)

	$0	$(730)	$(93)	$0	$(1,424)	$(2,247)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,140	$0	$1,140
Purchased Options	0	0	0	0	364	364
Written Options	0	51	0	0	(447)	(396)
Swap Agreements	0	76	(23,621)	0	0	(23,545)

	$0	$127	$(23,621)	$1,140	$(83)	$(22,437)

	$0	$(603)	$(23,714)	$1,140	$(1,507)	$(24,684)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(33)	$0	$(703)	$(736)
Swap Agreements	0	89	0	0	1,716	1,805

	$0	$89	$(33)	$0	$1,013	$1,069

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$111	$0	$111
Purchased Options	0	0	0	0	(198)	(198)
Written Options	0	(27)	0	0	236	209
Swap Agreements	0	(110)	(9,422)	0	0	(9,532)

	$0	$(137)	$(9,422)	$111	$38	$(9,410)

	$0	$(48)	$(9,455)	$111	$1,051	$(8,341)

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,517	$0	$4,517
Industrials	0	295	0	295
U.S. Government Agencies	0	7,064	0	7,064
Non-Agency Mortgage-Backed Securities	0	26,948	0	26,948
Asset-Backed Securities	0	43,113	0	43,113
Sovereign Issues	0	204	0	204
Short-Term Instruments
Commercial Paper	0	3,561	0	3,561
Repurchase Agreements	0	77,150	0	77,150
Short-Term Notes	0	8,385	0	8,385
Japan Treasury Bills	0	10,169	0	10,169
U.S. Treasury Bills	0	6,860	0	6,860

	$0	$188,266	$0	$188,266

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$148	$0	$0	$148

Total Investments	$148	$188,266	$0	$188,414

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$25	$57	$0	$82
Over the counter	0	2,748	0	2,748

	$25	$2,805	$0	$2,830

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(12)	(88)	0	(100)
Over the counter	0	(1,508)	0	(1,508)

	$(12)	$(1,596)	$0	$(1,608)

Total Financial Derivative Instruments	$13	$1,209	$0	$1,222

Totals	$161	$189,475	$0	$189,636

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	77

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.7%

CORPORATE BONDS & NOTES 11.9%

BANKING & FINANCE 7.3%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$700	$669

American Tower Corp.
3.800% due 08/15/2029		1,686	1,568

Aviation Capital Group LLC
4.375% due 01/30/2024		120	117

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		567	480

Banco BTG Pactual SA
4.500% due 01/10/2025		1,745	1,685

Bank of America Corp.
3.974% due 02/07/2030 •		1,446	1,353
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		800	802

Barclays PLC
4.972% due 05/16/2029 •		800	772
6.252% (US0003M + 1.380%) due 05/16/2024 ~		2,529	2,520
7.125% due 06/15/2025 •(g)(h)	GBP	1,142	1,235
8.000% due 06/15/2024 •(g)(h)		$872	787

Credit Suisse AG AT1 Claim ^		2,612	150

Credit Suisse Group AG
3.750% due 03/26/2025		1,000	923

Danske Bank AS
6.214% (US0003M + 1.060%) due 09/12/2023 ~		1,100	1,100

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	400	389
3.547% due 09/18/2031 •		$2,000	1,642

Discover Bank
4.650% due 09/13/2028		1,544	1,461

Equinix, Inc.
1.550% due 03/15/2028		700	593

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	604	583

Ford Motor Credit Co. LLC
5.584% due 03/18/2024		$200	198

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		1,446	1,387
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		400	401

HSBC Holdings PLC
2.848% due 06/04/2031 •		600	504
2.999% due 03/10/2026 •		3,200	3,021
4.292% due 09/12/2026 •		400	383

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		900	894

Lloyds Banking Group PLC
4.550% due 08/16/2028		1,200	1,141
4.947% due 06/27/2025 •(g)(h)	EUR	200	197
7.500% due 09/27/2025 •(g)(h)		$872	811

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		1,678	1,599

Nationwide Building Society
4.363% due 08/01/2024 •		1,008	1,000

NatWest Group PLC
4.519% due 06/25/2024 •		1,074	1,069
6.684% (US0003M + 1.550%) due 06/25/2024 ~		1,074	1,073
8.000% due 08/10/2025 •(g)(h)		872	863

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	5,764	652

Nykredit Realkredit AS
1.500% due 10/01/2053		29,134	3,292

Realkredit Danmark AS
1.500% due 10/01/2053		8,934	1,009

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$1,476	1,456

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		1,678	1,488

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
5.125% due 05/15/2024 (h)		$2,300	$2,241

UBS Group AG
4.751% due 05/12/2028 •		1,000	960

Wells Fargo & Co.
0.625% due 08/14/2030	EUR	1,200	1,010

			45,478

INDUSTRIALS 3.9%

Aker BP ASA
2.875% due 01/15/2026		$450	426

Bacardi Ltd.
2.750% due 07/15/2026		100	93

BAT International Finance PLC
1.668% due 03/25/2026		1,200	1,093

Broadcom, Inc.
3.469% due 04/15/2034		300	247
3.500% due 02/15/2041		400	302

Charter Communications Operating LLC
4.908% due 07/23/2025		2,148	2,127
6.464% (US0003M + 1.650%) due 02/01/2024 ~		2,108	2,116

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		700	645

DAE Funding LLC
1.625% due 02/15/2024		900	861
2.625% due 03/20/2025		400	377
3.375% due 03/20/2028		500	452

Dell International LLC
4.900% due 10/01/2026		100	100

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	700	757

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		$1,100	970

Imperial Brands Finance PLC
3.125% due 07/26/2024		2,588	2,508
3.500% due 07/26/2026		200	188

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,625	1,660

MPLX LP
2.650% due 08/15/2030		$800	679

Nakilat, Inc.
6.067% due 12/31/2033		806	847

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	788
3.522% due 09/17/2025		1,500	1,422
4.345% due 09/17/2027		1,800	1,699
4.810% due 09/17/2030		800	725

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		800	719

T-Mobile USA, Inc.
2.050% due 02/15/2028		800	710
2.700% due 03/15/2032		300	253
3.375% due 04/15/2029		500	456
3.500% due 04/15/2031		600	540

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		400	372

			24,132

UTILITIES 0.7%

Edison International
5.750% due 06/15/2027		542	554

Pacific Gas & Electric Co.
3.000% due 06/15/2028		500	444
4.550% due 07/01/2030		800	750

Rio Oil Finance Trust
9.250% due 07/06/2024		67	68

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031		1,900	1,516

Sprint LLC
7.125% due 06/15/2024		301	306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 09/15/2023		$662	$668

			4,306

Total Corporate Bonds & Notes (Cost $80,963)			73,916

U.S. GOVERNMENT AGENCIES 3.7%

Fannie Mae
1.005% due 03/25/2041 ~(a)		1,487	120
1.855% due 03/25/2036 ~(a)		566	45
7.179% due 12/25/2036 •		32	35

Freddie Mac
1.786% due 07/15/2036 •(a)		817	74
2.016% due 04/15/2036 ~(a)		126	8
4.000% due 01/01/2048 - 03/01/2049		1,177	1,146

Ginnie Mae
2.750% due 11/20/2044 •		280	276
2.857% due 04/20/2068 •		835	822

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 04/01/2048		8,008	7,557

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2053		4,500	4,488
6.500% due 04/01/2053		7,900	8,146

Total U.S. Government Agencies (Cost $23,487)			22,717

U.S. TREASURY OBLIGATIONS 1.7%

U.S. Treasury Inflation Protected Securities (f)
0.625% due 07/15/2032		8,754	8,368
1.125% due 01/15/2033 (m)		2,009	2,006

Total U.S. Treasury Obligations (Cost $10,306)			10,374

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.2%

Adjustable Rate Mortgage Trust
3.359% due 09/25/2035 ^~		8	7
3.923% due 01/25/2036 ^~		1,060	813

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		274	206

Avon Finance PLC
5.071% due 09/20/2048 •	GBP	6,103	7,518

BAMLL Commercial Mortgage Securities Trust
2.829% due 01/15/2032		$1,000	859

Banc of America Funding Trust
4.496% due 09/20/2034 ~		8	7
5.181% due 04/20/2047 ^•		35	27

BCAP LLC Trust
5.250% due 04/26/2037		51	30

Bear Stearns Adjustable Rate Mortgage Trust
3.841% due 07/25/2034 ~		55	48
3.957% due 01/25/2035 ~		2	2
4.047% due 08/25/2033 ~		26	25
4.065% due 04/25/2033 ~		12	12
4.238% due 02/25/2034 ~		4	3
4.287% due 01/25/2033 ~		274	262
4.340% due 02/25/2033 ~		1	1

Bear Stearns ALT-A Trust
3.044% due 10/25/2033 ~		2	2
3.942% due 05/25/2035 ~		20	18
5.345% due 01/25/2036 ^~		54	68

BX Trust
5.576% due 04/15/2039 •		1,172	1,118

Citigroup Mortgage Loan Trust
3.440% due 09/25/2035 •		1	1
6.170% due 09/25/2062 þ		2,965	2,951

Colony Mortgage Capital Ltd.
6.419% due 11/15/2038 •		3,200	2,961

Countrywide Alternative Loan Trust
4.138% due 12/25/2035 •		57	49
5.205% due 05/25/2047 ~		113	94
5.245% due 08/25/2037 •		103	67
5.401% due 12/20/2035 •		410	357
5.485% due 11/25/2035 •		2,180	1,715

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 11/25/2035		$46	$29
6.250% due 08/25/2036		1,197	717

Countrywide Home Loan Mortgage Pass-Through Trust
3.631% due 09/25/2047 ^~		1	1
5.505% due 02/25/2035 •		13	11

Credit Suisse First Boston Mortgage Securities Corp.
5.044% due 03/25/2032 ~		5	4

Credit Suisse Mortgage Capital Trust
2.000% due 01/25/2060 ~		2,412	2,071
3.005% due 12/26/2059 ~		554	555

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.595% due 10/25/2047 •		1,928	1,507

Ellington Financial Mortgage Trust
5.900% due 09/25/2067 þ		3,231	3,202

Eurohome UK Mortgages PLC
4.410% due 06/15/2044 •	GBP	131	155

FWD Securitization Trust
2.240% due 01/25/2050 ~		$558	512

GCAT LLC
2.981% due 09/25/2025 þ		829	808

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~		3,000	2,987

GSR Mortgage Loan Trust
3.709% due 11/25/2035 ~		2	2
6.000% due 03/25/2032		0	1

HarborView Mortgage Loan Trust
4.981% due 07/19/2047 ~		1,875	1,680
5.171% due 12/19/2036 •		491	404

IndyMac INDX Mortgage Loan Trust
5.325% due 07/25/2035 •		1	1
5.485% due 07/25/2045 •		34	28

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042		3,400	2,837
5.734% due 02/15/2035 •		699	677

JP Morgan Mortgage Trust
4.151% due 04/25/2037 ~		36	26

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		954	859

Lehman XS Trust
5.205% due 12/25/2036 •		779	729
5.345% due 08/25/2037 •		560	498

Luminent Mortgage Trust
3.720% due 04/25/2036 ~		2,988	2,148

MAD Mortgage Trust
3.142% due 08/15/2034 ~		1,790	1,652

MASTR Adjustable Rate Mortgages Trust
3.800% due 10/25/2033 ~		459	354
5.055% due 04/25/2046 •		3	3

Merrill Lynch Alternative Note Asset Trust
5.245% due 03/25/2037 •		4,027	1,118

Merrill Lynch Mortgage Investors Trust
3.761% due 05/25/2033 ~		35	33
5.345% due 11/25/2035 •		119	109

Merrill Lynch Mortgage-Backed Securities Trust
3.675% due 04/25/2037 ^~		9	8

MSDB Trust
3.316% due 07/11/2039 ~		4,000	3,565

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~		407	376

PHH Alternative Mortgage Trust
5.165% due 02/25/2037 •		1,577	1,084

PRET LLC
6.559% due 08/25/2052 þ		2,925	2,878

Residential Accredit Loans, Inc. Trust
5.185% due 01/25/2037 •		1,476	1,173

Sequoia Mortgage Trust
3.132% due 01/20/2047 ^~		4	3
5.680% due 03/20/2035 •		4	3

Structured Adjustable Rate Mortgage Loan Trust
3.737% due 11/25/2035 ^~		434	389

Structured Asset Mortgage Investments Trust
5.461% due 02/19/2035 •		19	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	496	$596

Thornburg Mortgage Securities Trust
6.357% due 06/25/2047 ^•		$6	6

Towd Point Mortgage Funding
5.243% due 07/20/2045 ~	GBP	4,075	4,981
5.893% due 02/20/2054 •		1,146	1,411

WaMu Mortgage Pass-Through Certificates Trust
2.869% due 04/25/2037 ^~		$7	6
3.162% due 01/25/2037 ^~		2	2
3.387% due 12/25/2046 ~		128	118
3.518% due 12/25/2036 ^~		2	2
3.948% due 07/25/2047 •		316	248
4.018% due 10/25/2046 ^•		3,467	2,843

Washington Mutual Mortgage Pass-Through Certificates Trust
3.888% due 02/25/2047 ^•		1,454	1,223
4.108% due 05/25/2046 ^•		3	2

Wells Fargo Alternative Loan Trust
3.631% due 07/25/2037 ^~		29	25
6.250% due 07/25/2037 ^		876	747

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		2,400	2,341

Total Non-Agency Mortgage-Backed Securities (Cost $73,164)			68,986

ASSET-BACKED SECURITIES 28.0%

ACE Securities Corp. Home Equity Loan Trust
6.645% due 10/25/2032 •		0	1

ALM Ltd.
6.642% due 10/15/2029 •		3,100	3,042

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.790% due 07/25/2035 •		4,964	4,788

Arbor Realty Commercial Real Estate Notes Ltd.
7.227% due 05/15/2037 •		1,200	1,164
7.727% due 05/15/2037 •		1,200	1,167

Argent Securities Trust
4.955% due 09/25/2036 ~		706	231
5.325% due 06/25/2036 •		2,091	576

Asset-Backed Funding Certificates Trust
5.580% due 03/25/2035 •		1,140	1,029

Atlas Senior Loan Fund Ltd.
6.108% due 04/20/2028 •		2,150	2,134

Black Diamond CLO DAC
3.634% due 05/15/2032 ~	EUR	2,100	2,227

Cairn CLO DAC
3.068% due 10/15/2031 •		850	902

Capital One Prime Auto Receivables Trust
5.208% due 09/15/2025 •		$2,268	2,267

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •	EUR	1,449	1,535
3.544% due 08/15/2032 •		2,300	2,421

Carmax Auto Owner Trust
5.458% due 12/15/2025 •		$2,300	2,304

CarNow Auto Receivables Trust
3.440% due 07/15/2024		31	31

Carrington Mortgage Loan Trust
5.105% due 02/25/2037 •		3,401	3,045
5.928% due 10/20/2029 •		2,256	2,242

CIFC Funding Ltd.
6.368% due 04/25/2033 •		1,700	1,649

Citigroup Mortgage Loan Trust
4.995% due 12/25/2036 •		3,147	1,320
5.165% due 09/25/2036 •		3,366	2,440

Countrywide Asset-Backed Certificates
5.245% due 02/25/2037 ~		463	421
5.345% due 01/25/2046 ^•		4,984	4,654

Countrywide Asset-Backed Certificates Trust
5.445% due 06/25/2036 •		153	151

Discover Card Execution Note Trust
5.074% due 03/15/2026 •		2,000	2,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Fleet Financing LLC
5.330% due 03/20/2024		$1,522	$1,523

Exeter Automobile Receivables Trust
5.290% due 01/15/2025		3,070	3,069

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		3,700	3,564

FREED ABS Trust
6.490% due 12/18/2029		972	974

Fremont Home Loan Trust
5.505% due 01/25/2036 •		468	434

Galaxy CLO Ltd.
5.762% due 10/15/2030 •		987	978

GM Financial Automobile Leasing Trust
4.948% due 02/20/2024		2,787	2,786

GoldenTree Loan Management EUR CLO DAC
3.242% due 01/20/2032 •	EUR	10,500	11,048

GSAA Home Equity Trust
5.085% due 06/25/2036 •		$603	132

GSAMP Trust
4.975% due 12/25/2046 •		1,735	960

Halseypoint CLO Ltd.
6.248% due 07/20/2031 •		600	590

Harvest CLO DAC
2.928% due 10/15/2031 •	EUR	1,000	1,051

Home Equity Mortgage Loan Asset-Backed Trust
5.055% due 04/25/2037 •		$236	163

HSI Asset Securitization Corp. Trust
5.065% due 12/25/2036 •		8,235	2,224

JP Morgan Mortgage Acquisition Trust
5.145% due 07/25/2036 ~		586	267

Laurelin DAC
3.062% due 10/20/2031 •	EUR	2,700	2,866

LendingClub Receivables Trust
3.750% due 01/15/2027		$358	354
3.750% due 12/15/2045		200	198
4.000% due 08/15/2025		102	102

LL ABS Trust
3.760% due 11/15/2029		881	866
6.630% due 05/15/2030		1,995	1,986

Long Beach Mortgage Loan Trust
5.820% due 04/25/2035 •		760	749

Man GLG Euro CLO DAC
1.970% due 10/15/2032	EUR	1,000	942
2.968% due 10/15/2030 •		508	540
3.988% due 10/15/2032 •		2,300	2,390

Marlette Funding Trust
5.180% due 11/15/2032		$1,472	1,461
5.950% due 11/15/2032		1,000	983
6.070% due 04/15/2033		3,900	3,899

MASTR Asset-Backed Securities Trust
5.165% due 10/25/2036 •		2,727	1,402
5.325% due 03/25/2036 •		404	281

MF1 Ltd.
6.310% due 02/19/2037 •		2,900	2,828

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 01/25/2037 •		2,245	1,103
4.975% due 02/25/2037 ~		2,390	2,138
5.125% due 08/25/2036 ~		3,753	1,964

Morgan Stanley Home Equity Loan Trust
5.015% due 04/25/2037 •		2,280	1,243

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •		324	94

Mountain View CLO LLC
5.882% due 10/16/2029 •		1,804	1,792

Nassau Ltd.
5.942% due 10/15/2029 •		1,013	1,009

Nelnet Student Loan Trust
5.501% due 04/20/2062 •		1,643	1,604

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.175% due 10/25/2036 ^•		1,450	326

NovaStar Mortgage Funding Trust
5.165% due 10/25/2036 •		2,033	1,116

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	79

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Octane Receivables Trust
5.870% due 05/21/2029		$2,889	$2,897

Oportun Issuance Trust
7.451% due 01/08/2030		2,574	2,581

Ownit Mortgage Loan Trust
5.745% due 10/25/2036 ^•		278	258

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		1,847	1,785
4.970% due 01/15/2030		780	769
6.060% due 03/15/2030		3,529	3,508

Palmer Square European Loan Funding DAC
3.068% due 04/15/2031 •	EUR	3,503	3,732

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.720% due 10/25/2034 •		$1,131	1,045

PFP Ltd.
6.934% due 08/19/2035 •		2,400	2,395

PRET LLC
1.744% due 07/25/2051 þ		778	727
1.843% due 09/25/2051 þ		2,268	2,110
1.868% due 07/25/2051 þ		850	790
5.240% due 04/25/2052 þ		1,365	1,305

Ready Capital Mortgage Financing LLC
7.358% due 10/25/2039 •		2,796	2,807

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		640	591
5.380% due 11/25/2030		1,897	1,862

Residential Asset Mortgage Products Trust
5.520% due 11/25/2035 •		1,649	1,588

Securitized Asset-Backed Receivables LLC Trust
5.565% due 10/25/2035 •		2,650	2,123

Segovia European CLO DAC
3.222% due 07/20/2032 •	EUR	2,150	2,277

SMB Private Education Loan Trust
1.070% due 01/15/2053		$1,948	1,679
5.414% due 01/15/2053 •		2,071	2,007

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,590	1,483

Soundview Home Loan Trust
4.925% due 06/25/2037 •		528	359
5.105% due 02/25/2037 •		1,263	368

Starwood Mortgage Trust
6.358% due 11/15/2038 •		4,500	4,347

Theorem Funding Trust
1.210% due 12/15/2027		293	289
7.600% due 04/15/2029		2,363	2,382

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	2,500	2,639

Toro European CLO DAC
3.204% due 01/12/2032 •		9,100	9,593

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		$492	473

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMC Finance LLC
6.459% due 02/18/2039 •		$2,800	$2,718

World Omni Auto Receivables Trust
5.128% due 10/15/2025 •		1,791	1,791

Total Asset-Backed Securities (Cost $186,215)			173,018

SOVEREIGN ISSUES 0.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ		722	209
1.000% due 07/09/2029		149	42
1.500% due 07/09/2035 þ		1,323	344
3.500% due 07/09/2041 þ		4,395	1,235
15.500% due 10/17/2026	ARS	31,468	18

Total Sovereign Issues (Cost $3,549)			1,848

SHORT-TERM INSTRUMENTS 58.9%

COMMERCIAL PAPER 2.8%

BAT International Finance PLC
6.000% due 05/19/2023		$3,000	2,978

Conagra Brands, Inc.
5.450% due 04/06/2023		500	500

Constellation Brands, Inc.
5.260% due 04/04/2023		1,500	1,499
5.290% due 04/12/2023		600	599
5.730% due 04/17/2023		450	449

Duke Energy Corp.
5.500% due 04/18/2023		500	499

Edison International
5.550% due 05/19/2023		250	248

Enel Finance America LLC
6.000% due 04/24/2023		1,500	1,494

Global Payments, Inc.
5.900% due 04/28/2023		3,000	2,987

Hitachi America Capital Ltd.
5.100% due 04/06/2023		250	250

International Flavors & Fragrances, Inc.
6.000% due 05/05/2023 (b)		2,500	2,487

Kellogg Co.
5.400% due 04/04/2023		250	250

Quanta Services, Inc.
6.050% due 04/18/2023		250	249

Southern California Edison Co.
5.850% due 04/24/2023		3,000	2,989

			17,478

REPURCHASE AGREEMENTS (i) 46.4%

			287,049

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 3.2%

Federal Home Loan Bank
4.850% due 05/05/2023 •		$12,900	$12,900
4.850% due 05/10/2023 •(k)		7,200	7,200

			20,100

JAPAN TREASURY BILLS 4.3%
(0.169)% due 05/08/2023 - 05/22/2023 (d)(e)	JPY	3,560,000	26,817

U.S. TREASURY BILLS 2.2%
4.434% due 04/25/2023 - 05/09/2023 (d)(e)(k)(m)		$13,469	13,414

Total Short-Term Instruments (Cost $365,237)			364,858

Total Investments in Securities (Cost $742,921)			715,717

		SHARES
INVESTMENTS IN AFFILIATES 7.4%

SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%

PIMCO Short-Term Floating NAV Portfolio III		4,731,680	46,001

Total Short-Term Instruments (Cost $46,620)			46,001

Total Investments in Affiliates (Cost $46,620)			46,001

Total Investments 123.1% (Cost $789,541)			$761,718

Financial Derivative Instruments (j)(l) (0.6)% (Cost or Premiums, net $2,546)			(3,453)

Other Assets and Liabilities, net (22.5)%			(139,480)

Net Assets 100.0%			$618,785

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	4.920%	03/31/2023	04/03/2023	$100	U.S. Treasury Bonds 2.875% due 05/15/2052	$(105)	$100	$100
FICC	2.200	03/31/2023	04/03/2023	649	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(662)	649	649
	4.830	03/31/2023	04/03/2023	20,600	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2031	(21,012)	20,600	20,609
JPS	4.960	03/31/2023	04/03/2023	133,500	U.S. Treasury Notes 1.250% due 11/30/2026	(136,790)	133,500	133,555
NOM	4.790	04/03/2023	04/04/2023	132,200	U.S. Treasury Notes 2.750% due 07/31/2027	(135,470)	132,200	132,200

Total Repurchase Agreements						$(294,039)	$287,049	$287,113

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$100	$0	$0	$100	$(105)	$(5)
FICC	21,258	0	0	21,258	(21,674)	(416)
JPS	133,555	0	0	133,555	(136,790)	(3,235)
NOM	132,200	0	0	132,200	(135,470)	(3,270)

Total Borrowings and Other Financing Transactions	$287,113	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index June Futures	06/2023	21	$4,345	$104	$61	$0
Euro STOXX 50 June Futures	06/2023	24	1,109	30	24	0
FTSE 100 Index June Futures	06/2023	3	283	2	3	0
Nikkei 225 Yen-denominated June Futures	06/2023	6	637	21	9	0
U.S. Treasury 2-Year Note June Futures	06/2023	71	14,658	(118)	10	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	66	9,314	379	89	0

				$418	$196	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	81

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	22	$(3,241)	$(97)	$15	$(15)
Euro-Buxl 30-Year Bond June Futures	06/2023	9	(1,375)	(84)	7	(11)
U.S. Treasury 5-Year Note June Futures	06/2023	32	(3,504)	(4)	0	(7)
U.S. Treasury 10-Year Note June Futures	06/2023	36	(4,137)	(145)	0	(12)

				$(330)	$22	$(45)

Total Futures Contracts				$88	$218	$(45)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.740%	$900	$15	$(8)	$7	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-40 5-Year Index	5.000%	Quarterly	06/20/2028	$2,100	$(3)	$39	$36	$12	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	43,800	607	(81)	526	43	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	89,900	651	412	1,063	97	0

					$1,255	$370	$1,625	$152	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024	$	46,300	$(1,851)	$(288)	$(2,139)	$0	$(3)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		3,300	(20)	22	2	0	(10)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		2,500	9	18	27	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		13,200	1,750	(63)	1,687	0	(61)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		19,000	274	(35)	239	0	(106)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		1,000	232	13	245	0	(10)
Pay	3-Month USD-LIBOR	0.896	Semi-Annual	11/15/2045		5,800	0	(2,323)	(2,323)	44	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		13,200	2,707	2,228	4,935	0	(115)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	11,100	(80)	130	50	5	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		4,900	76	(100)	(24)	0	(5)

							$3,097	$(398)	$2,699	$49	$(321)

Total Swap Agreements							$4,367	$(36)	$4,331	$201	$(321)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$218	$202	$420	$0	$(45)	$(321)	$(366)

(k)

Securities with an aggregate market value of $2,888 and cash of $7,723 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	2,549		$1,694	$0	$(10)
	05/2023		$1,695	AUD	2,549	10	0

BOA	04/2023	CNH	8,143		$1,211	26	0
	04/2023	DKK	1,916		273	0	(6)
	04/2023	JPY	615,200		4,565	0	(69)
	04/2023	KRW	495,333		394	15	0
	04/2023	NOK	1,145		111	1	0
	04/2023	NZD	648		403	0	(3)
	04/2023	SEK	29,623		2,850	0	(4)
	04/2023		$3,709	CHF	3,471	85	0
	04/2023		580	EUR	548	15	0
	04/2023		141	ILS	475	0	(8)
	04/2023		165	SEK	1,731	1	0
	05/2023	JPY	1,720,000		$13,249	205	0
	05/2023	NOK	1,761		169	1	0
	05/2023		$2,850	SEK	29,575	4	0
	05/2023		108	ZAR	1,991	3	0
	06/2023	TWD	188,752		$6,178	0	(53)

BPS	04/2023	AUD	328		222	3	0
	04/2023	CHF	534		572	0	(12)
	04/2023	SGD	774		591	9	0
	04/2023	THB	45,477		1,357	25	0
	04/2023		$209	CNH	1,432	0	0
	04/2023		33	CZK	738	1	0
	04/2023		885	DKK	6,158	12	0
	04/2023		1,055	JPY	140,000	0	(1)
	04/2023		907	KRW	1,180,968	0	(2)
	04/2023		1,653	MXN	30,072	11	0
	04/2023		2,029	NOK	21,148	0	(10)
	04/2023		1,518	THB	52,733	26	0
	04/2023		627	ZAR	11,369	11	0
	05/2023	DKK	747		$109	0	0
	05/2023	NOK	21,121		2,029	9	0
	05/2023		$2,820	AUD	4,219	3	0
	05/2023		4,711	CNY	32,536	39	0
	05/2023		592	EUR	544	0	(2)
	06/2023	IDR	7,760		$1	0	0
	06/2023	KRW	930,679		717	1	0
	06/2023	MXN	30,550		1,656	0	(11)
	06/2023	TWD	737,177		24,229	15	(122)
	06/2023		$41	IDR	609,331	0	0
	06/2023		1,371	TWD	41,705	8	(1)

BRC	04/2023	CNH	1,370		$199	0	0
	04/2023	HKD	185,637		23,832	169	0
	04/2023		$124	CZK	2,791	5	0
	04/2023		1,000	GBP	816	7	0
	04/2023		938	KRW	1,234,980	8	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	83

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023		$693	PHP	38,379	$15	$0
	04/2023		267	PLN	1,177	5	0
	05/2023	JPY	1,840,000		$14,442	508	0
	05/2023		$29	ZAR	530	1	0
	06/2023		1,320	MYR	5,843	14	0

CBK	04/2023	AUD	868		$574	0	(6)
	04/2023	CHF	98		105	0	(3)
	04/2023	DKK	2,092		297	0	(7)
	04/2023	NOK	2,210		214	3	0
	04/2023		$76	DKK	520	0	0
	04/2023		2,486	HKD	19,432	0	(9)
	04/2023		1,020	INR	83,961	1	0
	04/2023		1,187	KRW	1,461,031	0	(68)
	04/2023		3,068	SEK	32,109	26	0
	05/2023	DKK	519		$76	0	0
	05/2023		$377	CLP	304,193	3	0
	06/2023		21	IDR	315,167	0	0
	06/2023		0	TWD	6	0	0

CLY	04/2023		328	CNH	2,221	0	(5)

DUB	04/2023	AUD	1,728		$1,149	0	(6)
	04/2023	BRL	11,020		2,067	0	(107)
	04/2023		$3,169	AUD	4,703	0	(25)
	04/2023		2,169	BRL	11,020	5	0
	04/2023		61,003	EUR	56,369	130	0
	04/2023		2,910	GBP	2,448	110	0
	04/2023		72,728	JPY	9,533,243	0	(928)
	05/2023	EUR	56,369		$61,101	0	(128)
	05/2023	JPY	9,494,879		72,728	928	0
	05/2023		$1,150	AUD	1,728	6	0
	05/2023		191	ZAR	3,560	8	0
	06/2023	CLP	159,835		$198	0	(1)
	06/2023		$2,067	BRL	11,136	107	0
	06/2023		2,677	TWD	81,521	14	0

GLM	04/2023	BRL	10,803		$2,126	0	(5)
	04/2023	DKK	1,880		267	0	(6)
	04/2023		$1,992	BRL	10,803	140	0
	04/2023		386	ILS	1,309	0	(22)
	06/2023		800	TWD	24,381	5	0

JPM	04/2023	BRL	791		$153	0	(3)
	04/2023		$156	BRL	791	0	0
	04/2023		4,707	JPY	638,900	105	0
	04/2023		511	KRW	666,186	0	(1)
	05/2023		150	ZAR	2,789	6	0

MBC	04/2023	BRL	920		$181	0	0
	04/2023	EUR	403		429	0	(8)
	04/2023	GBP	1,641		1,982	0	(43)
	04/2023	HKD	10,924		1,396	4	0
	04/2023	JPY	116,474		858	0	(19)
	04/2023	SEK	4,436		427	0	0
	04/2023	SGD	5,438		4,117	30	0
	04/2023		$175	BRL	920	6	0
	04/2023		750	CHF	691	5	0
	04/2023		1,785	EUR	1,654	9	0
	04/2023		2,043	GBP	1,669	16	0
	04/2023		372	ILS	1,274	0	(18)
	04/2023		399	PLN	1,751	7	0
	04/2023		66	SEK	685	0	0
	04/2023		637	TRY	12,376	0	(10)
	05/2023		1,160	CNH	7,787	0	(24)
	05/2023		427	SEK	4,429	0	0
	05/2023		45	ZAR	838	2	0
	06/2023	TWD	1,642		$54	0	0
	06/2023		$320	IDR	4,866,936	6	0

MYI	04/2023	CHF	51,775		$55,153	0	(1,435)
	04/2023	JPY	17,357		128	0	(3)
	04/2023	KRW	2,836,140		2,284	112	0
	04/2023	NOK	19,710		1,903	21	0
	04/2023	THB	160,117		4,875	192	(6)
	04/2023		$1,937	AUD	2,880	0	(11)

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023		$191	MXN	3,629	$10	$0
	04/2023		1,087	THB	37,043	0	(2)
	06/2023		240	IDR	3,649,196	3	0
	06/2023		456	MYR	2,050	12	0

NGF	04/2023	JPY	8,650,990		$64,308	0	(847)

RBC	04/2023	MXN	33,584		1,620	0	(238)
	04/2023		$1,181	CAD	1,629	24	0
	04/2023		58,219	GBP	47,244	61	0
	04/2023		698	HKD	5,471	0	(1)
	05/2023	GBP	47,244		$58,252	0	(62)
	05/2023		$82	JPY	10,874	0	0
	05/2023		520	MXN	9,837	22	0
	07/2023		8		146	0	0

SCX	04/2023	KRW	5,486,403		$4,447	245	0
	04/2023	MYR	46,263		10,358	0	(153)
	04/2023	THB	513,992		15,573	521	0
	04/2023		$2,506	INR	205,566	0	(5)
	05/2023	BRL	1,610		$316	0	0
	05/2023		$35	CLP	28,182	0	0
	06/2023	TWD	867,261		$28,496	0	(133)
	06/2023		$618	IDR	9,439,357	12	0
	06/2023		53	TWD	1,616	0	0

SOG	04/2023	DKK	1,195		$173	0	(1)

SSB	06/2023	TWD	859		28	0	0

TOR	04/2023	AUD	1,867		1,240	0	(8)
	04/2023	CAD	23,353		17,214	0	(65)
	04/2023	GBP	50,536		60,783	0	(1,558)
	04/2023	JPY	901,212		6,639	0	(149)
	04/2023		$5,496	CAD	7,448	15	0
	04/2023		213	NZD	344	2	0
	05/2023	CAD	7,445		$5,496	0	(15)
	05/2023	NZD	344		213	0	(2)
	05/2023		$1,241	AUD	1,868	8	0

UAG	04/2023	AUD	1,186		$789	0	(4)
	04/2023	CHF	522		557	0	(14)
	04/2023	EUR	58,168		61,759	0	(1,325)
	04/2023	SGD	4,540		3,421	8	0
	04/2023	THB	156		5	0	0
	04/2023		$3,505	AUD	5,161	0	(55)
	04/2023		10,508	CAD	14,287	63	0
	04/2023		53,233	CHF	48,746	44	0
	04/2023		202	HUF	76,520	15	0
	04/2023		192	KRW	250,414	0	0
	05/2023	CAD	14,281		$10,508	0	(63)
	05/2023	CHF	48,600		53,233	0	(44)
	05/2023		$790	AUD	1,186	4	0

Total Forward Foreign Currency Contracts						$4,347	$(7,965)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$2,548	$(651)	$626	$0	$(25)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	4,478	(1,170)	1,126	0	(44)

						$(1,821)	$1,752	$0	$(69)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	85

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	2,866	5.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	$25,195	$0	$108	$108	$0
	Pay	S&P 500 Total Return Index	146	5.055% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	1,265	0	(13)	0	(13)

BPS	Receive	RALVEIIT Index	688,052	5.520% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	114,127	0	(526)	0	(526)
	Pay	NDUEEGF Index	16,144	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/01/2023	8,157	0	35	35	0
	Receive	RALVEIIT Index	46,158	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/08/2023	7,656	0	(35)	0	(35)
	Pay	NDUEEGF Index	5,058	4.991% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/10/2024	2,556	0	11	11	0

BRC	Receive	RALVEIET Index	882,779	5.660% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	105,889	0	2,908	2,908	0

CBK	Pay	NDUEEGF Index	921	4.680% (1-Month USD-LIBOR less a specified spread)	Monthly	05/24/2023	465	0	2	2	0
	Pay	NDDUWXUS Index	5,312	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/07/2024	38,286	0	146	146	0

FAR	Receive	RALVEIUT Index	3,755	5.130% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/15/2023	867	0	(4)	0	(4)

GST	Pay	S&P 500 Total Return Index	2,320	5.091% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/03/2024	20,396	0	86	86	0

JPM	Receive	RALVEIET Index	576,857	5.720% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/19/2023	69,840	0	(333)	0	(333)
	Pay	NDUEEGF Index	17,790	4.690% (1-Month USD-LIBOR less a specified spread)	Monthly	04/26/2023	8,989	0	39	39	0
	Receive	RALVEIET Index	61,026	5.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/26/2023	7,388	0	(35)	0	(35)
	Pay	NDDUWXUS Index	6,881	4.740% (1-Month USD-LIBOR less a specified spread)	Monthly	08/09/2023	49,595	0	199	199	0
	Receive	RALVEIUT Index	390,922	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	90,295	0	(388)	0	(388)
	Receive	RALVEIUT Index	602,170	5.110% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	139,089	0	(604)	0	(604)
	Receive	RALVEIET Index	3,870	5.970% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/08/2023	469	0	(2)	0	(2)
	Receive	RALVEIET Index	6,425	5.930% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/14/2024	778	0	(28)	0	(28)
	Pay	NDUEEGF Index	2,006	4.860% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024	1,014	0	2	2	0

MBC	Pay	NDDUWXUS Index	5,265	4.770% (1-Month USD-LIBOR less a specified spread)	Monthly	04/26/2023	37,299	0	(668)	0	(668)
	Pay	NDDUWXUS Index	7,574	4.730% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	54,590	0	219	219	0

MEI	Pay	NDUEEGF Index	16,559	4.960% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023	8,367	0	35	35	0
	Receive	RALVEIIT Index	191,700	5.535% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/25/2023	31,797	0	(147)	0	(147)
	Pay	NDDUWXUS Index	1,136	4.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/07/2024	8,188	0	32	32	0
	Receive	RALVEIET Index	634,025	5.490% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/14/2024	105,166	0	(482)	0	(482)
	Pay	NDUEEGF Index	16,516	4.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/06/2024	8,345	0	34	34	0

MYI	Receive	RALVEIIT Index	168,196	5.520% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/27/2023	27,899	0	(129)	0	(129)
	Receive	RALVEIIT Index	19,294	5.560% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	3,134	0	73	73	0
	Receive	RALVEIET Index	507,779	5.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/10/2024	84,225	0	(387)	0	(387)

RBC	Receive	RALVEIUT Index	235,587	5.110% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/07/2024	54,416	0	(234)	0	(234)
	Pay	S&P 500 Total Return Index	1,881	5.070% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/07/2024	16,536	0	69	69	0

SOG	Receive	RALVEIUT Index	229,419	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/12/2023	52,991	0	(224)	0	(224)

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	RALVEIUT Index	158,674	5.070% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/12/2023	$36,651	$0	$(156)	$0	$(156)

UAG	Pay	NDUEEGF Index	45,922	5.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/07/2023	23,204	0	100	100	0

	Pay	S&P 500 Total Return Index	2,840	5.071% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/12/2023	24,967	0	116	116	0

	Pay	NDUEEGF Index	5,514	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023	2,786	0	12	12	0

	Pay	NDUEEGF Index	59,011	4.991% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/10/2024	29,817	0	124	124	0

	Pay	S&P 500 Total Return Index	11,331	5.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024	99,612	0	225	225	0

								$0	$180	$4,575	$(4,395)

Total Swap Agreements								$(1,821)	$1,932	$4,575	$(4,464)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$10	$0	$0	$10	$(10)	$0	$0	$(10)	$0	$0	$0
BOA	356	0	108	464	(143)	0	(38)	(181)	283	342	625
BPS	173	0	46	219	(161)	0	(561)	(722)	(503)	(2,688)	(3,191)
BRC	732	0	2,908	3,640	0	0	(44)	(44)	3,596	(1,650)	1,946
CBK	33	0	148	181	(93)	0	0	(93)	88	570	658
CLY	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
DUB	1,308	0	0	1,308	(1,195)	0	0	(1,195)	113	0	113
FAR	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
GLM	145	0	0	145	(33)	0	0	(33)	112	(260)	(148)
GST	0	0	86	86	0	0	0	0	86	350	436
JPM	111	0	240	351	(4)	0	(1,390)	(1,394)	(1,043)	(3,230)	(4,273)
MBC	85	0	219	304	(122)	0	(668)	(790)	(486)	1,151	665
MEI	0	0	101	101	0	0	(629)	(629)	(528)	(2,710)	(3,238)
MYI	350	0	73	423	(1,457)	0	(516)	(1,973)	(1,550)	(1,567)	(3,117)
NGF	0	0	0	0	(847)	0	0	(847)	(847)	1,034	187
RBC	107	0	69	176	(301)	0	(234)	(535)	(359)	121	(238)
SCX	778	0	0	778	(291)	0	0	(291)	487	(280)	207
SOG	0	0	0	0	(1)	0	(380)	(381)	(381)	(560)	(941)
TOR	25	0	0	25	(1,797)	0	0	(1,797)	(1,772)	1,994	222
UAG	134	0	577	711	(1,505)	0	0	(1,505)	(794)	7,142	6,348

Total Over the Counter	$4,347	$0	$4,575	$8,922	$(7,965)	$0	$(4,464)	$(12,429)

(m)

Securities with an aggregate market value of $12,705 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	87

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$97	$0	$121	$218
Swap Agreements	0	153	0	0	49	202

	$0	$153	$97	$0	$170	$420

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,347	$0	$4,347
Swap Agreements	0	0	4,575	0	0	4,575

	$0	$0	$4,575	$4,347	$0	$8,922

	$0	$153	$4,672	$4,347	$170	$9,342

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45
Swap Agreements	0	0	0	0	321	321

	$0	$0	$0	$0	$366	$366

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,965	$0	$7,965
Swap Agreements	0	69	4,395	0	0	4,464

	$0	$69	$4,395	$7,965	$0	$12,429

	$0	$69	$4,395	$7,965	$366	$12,795

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2,574)	$0	$9,986	$7,412
Swap Agreements	0	(206)	0	0	(13,545)	(13,751)

	$0	$(206)	$(2,574)	$0	$(3,559)	$(6,339)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$45,263	$0	$45,263
Purchased Options	0	0	0	0	1,958	1,958
Written Options	0	183	0	0	(2,487)	(2,304)
Swap Agreements	0	267	4,780	0	0	5,047

	$0	$450	$4,780	$45,263	$(529)	$49,964

	$0	$244	$2,206	$45,263	$(4,088)	$43,625

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$452	$0	$(1,617)	$(1,165)
Swap Agreements	0	859	0	0	12,059	12,918

	$0	$859	$452	$0	$10,442	$11,753

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,602)	$0	$(20,602)
Purchased Options	0	0	0	0	(1,068)	(1,068)
Written Options	0	(97)	0	0	1,310	1,213
Swap Agreements	0	(382)	(8,888)	0	0	(9,270)

	$0	$(479)	$(8,888)	$(20,602)	$242	$(29,727)

	$0	$380	$(8,436)	$(20,602)	$10,684	$(17,974)

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$45,478	$0	$45,478
Industrials	0	24,132	0	24,132
Utilities	0	4,306	0	4,306
U.S. Government Agencies	0	22,717	0	22,717
U.S. Treasury Obligations	0	10,374	0	10,374
Non-Agency Mortgage-Backed Securities	0	68,986	0	68,986
Asset-Backed Securities	0	173,018	0	173,018
Sovereign Issues	0	1,848	0	1,848
Short-Term Instruments
Commercial Paper	0	17,478	0	17,478
Repurchase Agreements	0	287,049	0	287,049
Short-Term Notes	0	20,100	0	20,100
Japan Treasury Bills	0	26,817	0	26,817
U.S. Treasury Bills	0	13,414	0	13,414

	$0	$715,717	$0	$715,717

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$46,001	$0	$0	$46,001

Total Investments	$46,001	$715,717	$0	$761,718

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$119	$300	$0	$419
Over the counter	0	8,922	0	8,922

	$119	$9,222	$0	$9,341

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26)	(340)	0	(366)
Over the counter	0	(12,429)	0	(12,429)

	$(26)	$(12,769)	$0	$(12,795)

Total Financial Derivative Instruments	$93	$(3,547)	$0	$(3,454)

Totals	$46,094	$712,170	$0	$758,264

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	89

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the Funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to

90	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2023

that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Small Fund	Quarterly	Quarterly

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

ANNUAL REPORT	|	MARCH 31, 2023	91

Notes to Financial Statements	(Cont.)

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be

92	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2023

valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

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Notes to Financial Statements	(Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$1,012	$1	$(1,013)	$(17)	$17	$0	$1	$0

PIMCO RAE PLUS Fund	60,194	314	(60,298)	(1,235)	1,025	0	348	0

PIMCO RAE PLUS EMG Fund	1,017	52	0	0	(27)	1,042	52	0

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Notes to Financial Statements	(Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$34,321	$359	$(33,591)	$(454)	$460	$1,095	$359	$0

PIMCO RAE PLUS Fund	44	1	0	0	0	45	2	0

PIMCO RAE PLUS EMG Fund	7,728	187	(7,800)	(106)	116	125	187	0

PIMCO RAE PLUS International Fund	1,680	8	(1,600)	(24)	24	88	8	0

PIMCO RAE PLUS Small Fund	144	4	0	0	0	148	4	0

PIMCO RAE Worldwide Long/Short PLUS Fund	44,680	1,266	(1)	0	56	46,001	1,266	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline

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in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible

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Notes to Financial Statements	(Cont.)

securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative

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instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily

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Notes to Financial Statements	(Cont.)

and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A

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liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced

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entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments.

These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

Interest Rate	X	X	X	X	X	X

Call	X	X	X	X	X	X

Credit	X	X	X	X	X	X

High Yield	X	X	X	X	X	X

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X

Equity	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X

Currency	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Smaller Company	—	—	—	—	X	—

Management	X	X	X	X	X	X

Model	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X

Collateralized Loan Obligations	X	X	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other

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circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio managers in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the

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actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by a Fund’s sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by

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third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an

106	PIMCO FUNDAMENTAL INDEX FUNDS

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account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	N/A	N/A		0.40%	N/A	N/A
PIMCO RAE PLUS Fund	0.54%	0.25%	0.35%	0.45%	(1)	0.40%	0.40%	N/A
PIMCO RAE PLUS EMG Fund	0.80%	0.30%	0.40%	N/A		0.45%	0.45%	N/A
PIMCO RAE PLUS International Fund	0.57%	0.25%	0.35%	N/A		0.35%	N/A	0.35%	*
PIMCO RAE PLUS Small Fund	0.59%	0.25%	0.35%	N/A		0.35%	0.35%	0.35%	*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	0.35%	N/A		0.40%	0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2023.

ANNUAL REPORT	|	MARCH 31, 2023	107

Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

All Funds	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not

“interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement

108	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2023

will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the Fund below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RAE PLUS Fund	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO RAE Fundamental Advantage PLUS Fund	$0	$3,171	$(119)

PIMCO RAE PLUS Fund	0	10,583	(379)

PIMCO RAE Worldwide Long/Short PLUS Fund	0	5,748	(228)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$312,657	$310,871	$123,077	$75,813

PIMCO RAE PLUS Fund	660,554	893,013	213,931	160,754

PIMCO RAE PLUS EMG Fund	222,995	229,298	62,989	4,175

PIMCO RAE PLUS International Fund	51,244	45,141	48,175	3,054

PIMCO RAE PLUS Small Fund	77,625	75,692	52,853	26,351

PIMCO RAE Worldwide Long/Short PLUS Fund	431,175	457,292	124,065	76,233

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	109

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund				PIMCO RAE PLUS Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares~~	Amount	Shares~~	Amount
Receipts for shares sold

Institutional Class	30,268	$257,707	43,704	$378,127	27,035	$509,938	20,240	$424,861

I-2	N/A	N/A	N/A	N/A	2,875	50,391	4,108	85,029

I-3	N/A	N/A	N/A	N/A	204	3,714	138	2,901

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	446	3,890	500	4,273	3,209	51,632	4,486	86,414

Class C	N/A	N/A	N/A	N/A	367	5,087	597	9,996
Issued as reinvestment of distributions

Institutional Class	4,034	34,977	4,008	34,902	3,068	51,969	3,730	76,778

I-2	N/A	N/A	N/A	N/A	1,677	27,854	1,564	31,609

I-3	N/A	N/A	N/A	N/A	76	1,256	47	953

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	91	763	59	496	4,289	65,226	3,468	65,228

Class C	N/A	N/A	N/A	N/A	827	10,539	956	15,592
Cost of shares redeemed

Institutional Class	(43,152)	(381,286)	(83,050)	(747,315)	(30,087)	(533,804)	(34,885)	(721,002)

I-2	N/A	N/A	N/A	N/A	(7,068)	(123,957)	(5,483)	(113,969)

I-3	N/A	N/A	N/A	N/A	(145)	(2,569)	(79)	(1,624)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(403)	(3,362)	(199)	(1,698)	(6,430)	(102,139)	(5,539)	(106,230)

Class C	N/A	N/A	N/A	N/A	(3,012)	(40,769)	(3,388)	(56,733)

Net increase (decrease) resulting from Fund share transactions	(8,716)	$(87,311)	(34,978)	$(331,215)	(3,115)	$(25,632)	(10,040)	$(200,197)

	PIMCO RAE PLUS EMG Fund				PIMCO RAE PLUS International Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares~	Amount
Receipts for shares sold

Institutional Class	33,946	$213,866	14,190	$125,937	18,312	$169,483	4,495	$126,788

I-2	3,269	20,010	2,181	20,844	42	388	25	759

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	9,462	54,977	6,566	55,148	1,116	9,448	286	4,519

Class C	96	527	28	244	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,937	16,918	13,856	132,740	9,316	58,945	10,380	177,798

I-2	159	908	682	6,032	44	270	40	526

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	150	837	499	4,334	489	2,960	322	4,115

Class C	13	66	59	481	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(30,508)	(192,863)	(95,893)	(955,230)	(15,652)	(135,487)	(36,782)	(1,188,752)

I-2	(5,038)	(32,118)	(2,686)	(26,789)	(44)	(315)	(32)	(739)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(9,605)	(56,829)	(6,764)	(57,306)	(1,389)	(9,769)	(331)	(5,312)

Class C	(170)	(956)	(80)	(689)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	4,711	$25,343	(67,362)	$(694,254)	12,234	$95,923	(21,597)	$(880,298)

110	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2023

	PIMCO RAE PLUS Small Fund				PIMCO RAE Worldwide Long/Short PLUS Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares(a)	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,552	$93,322	4,049	$131,233	27,992	$218,123	36,477	$316,701

I-2	1,528	20,942	1,181	38,387	538	4,264	179	1,579

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	566	7,647	1,199	39,371	790	6,346	552	4,702

Class C	267	3,155	87	2,531	67	543	13	116
Issued as reinvestment of distributions

Institutional Class	415	5,914	8,474	206,897	7,581	58,804	14,278	119,843

I-2	62	854	1,364	26,814	78	610	126	1,057

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	67	907	1,552	29,937	298	2,305	364	3,029

Class C	15	175	214	3,793	49	378	127	1,063
Cost of shares redeemed

Institutional Class	(8,725)	(120,571)	(18,662)	(736,854)	(42,281)	(337,495)	(101,451)	(877,158)

I-2	(1,620)	(21,916)	(1,320)	(32,702)	(540)	(4,260)	(546)	(4,691)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(833)	(11,060)	(1,377)	(32,287)	(752)	(5,846)	(1,029)	(8,806)

Class C	(180)	(2,020)	(113)	(2,308)	(468)	(3,736)	(736)	(6,296)

Net increase (decrease) resulting from Fund share transactions	(1,886)	$(22,651)	(3,352)	$(325,188)	(6,648)	$(59,964)	(51,646)	$(448,861)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for five reverse share split, effective March 25, 2022, has been retroactively applied.
~~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.
(a)	A one for four reverse share split, effective March 25, 2022, has been retroactively applied.

At a meeting held on February 15-16, 2022, the Board ratified a reverse share split for each class of PIMCO RAE PLUS International Fund pursuant to which shareholders received one share in exchange for every five shares of the Fund.

At a meeting held on February 15-16, 2022, the Board ratified a reverse share split for each class of PIMCO RAE PLUS Small Fund pursuant to which shareholders received one share in exchange for every four shares of the Fund.

The reverse share splits were effective March 25, 2022. While the reverse share splits reduced the number of outstanding shares of each class of each Fund, they proportionately increased the NAV per share of each class of each Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of a Fund, with each Fund affecting its reverse share split at its own ratio. The reverse share splits did not alter the rights or total value of a shareholder’s investment in the Funds, nor were they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 25, 2022 for each Fund has been adjusted to reflect the reverse share split.

At a meeting held on February 7, 2023, the Board ratified a reverse share split for each class of PIMCO RAE PLUS Fund ( the “Fund”) pursuant to which shareholders received one share in exchange for every three shares of the Fund.

The reverse share splits were effective March 24, 2023. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

ANNUAL REPORT	|	MARCH 31, 2023	111

Notes to Financial Statements	(Cont.)

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	92%

PIMCO RAE PLUS EMG Fund	0	1	0%	44%

PIMCO RAE PLUS International Fund	0	2	0%	75%

PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	91%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO RAE Fundamental Advantage PLUS Fund	$9,619	$0	$(28,667)	$0	$(899,721)	$0	$0	$(918,769)

PIMCO RAE PLUS Fund	0	0	(42,635)	0	(57,228)	0	(3,118)	(102,981)

PIMCO RAE PLUS EMG Fund	1,217	0	(4,848)	(1)	(208,399)	0	0	(212,031)

PIMCO RAE PLUS International Fund	2,533	0	9,598	(3)	(25,824)	0	0	(13,696)

PIMCO RAE PLUS Small Fund	0	0	(3,384)	(2)	(28,812)	0	(2,620)	(34,818)

PIMCO RAE Worldwide Long/Short PLUS Fund	3,257	0	(26,038)	0	(167,641)	0	0	(190,422)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, return of capital distributions, and hyperinflationary transactions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end and organizational expenditures.

(4)	Capital losses available to offset future net capital gains as shown below.

112	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2023

(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Fundamental Advantage PLUS Fund*	$666,338	$233,383

PIMCO RAE PLUS Fund	33,997	23,231

PIMCO RAE PLUS EMG Fund*	164,708	43,691

PIMCO RAE PLUS International Fund*	3,852	21,972

PIMCO RAE PLUS Small Fund*	12,327	16,485

PIMCO RAE Worldwide Long/Short PLUS Fund	91,352	76,289

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Fundamental Advantage PLUS Fund	$838,862	$32,534	$(62,428)	$(29,894)

PIMCO RAE PLUS Fund	1,372,180	31,765	(74,185)	(42,420)

PIMCO RAE PLUS EMG Fund	288,734	7,295	(13,213)	(5,918)

PIMCO RAE PLUS International Fund	220,025	16,407	(6,778)	9,629

PIMCO RAE PLUS Small Fund	192,875	4,170	(7,553)	(3,383)

PIMCO RAE Worldwide Long/Short PLUS Fund	788,024	16,485	(41,878)	(25,393)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, return of capital distributions, and hyperinflationary transactions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Fundamental Advantage PLUS Fund	$36,001	$0	$0	$33,969	$0	$1,433

PIMCO RAE PLUS Fund	43,575	122,380	0	200,006	975	0

PIMCO RAE PLUS EMG Fund	2,101	16,854	0	144,502	0	0

PIMCO RAE PLUS International Fund	3,201	58,974	0	124,290	58,412	0

PIMCO RAE PLUS Small Fund	7,851	0	0	152,452	115,100	0

PIMCO RAE Worldwide Long/Short PLUS Fund	62,101	0	0	125,002	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2023	113

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO RAE Fundamental Advantage PLUS Fund,

PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (six of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

114	PIMCO FUNDAMENTAL INDEX FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	NOM	Nomura Securities International, Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London

CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	SOG	Societe Generale Paris

CLY	Crédit Agricole Corporate and Investment Bank	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona

CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar

CLP	Chilean Peso	INR	Indian Rupee	THB	Thai Baht

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand

EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:

FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index

CDX.EM	Credit Derivatives Index - Emerging Markets	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index

CDX.HY	Credit Derivatives Index - High Yield	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index

CDX.IG	Credit Derivatives Index - Investment Grade	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

CNREPOFIX	China Fixing Repo Rates 7-Day	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	SOFR	Secured Overnight Financing Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDUEEGF	iShares MSCI Emerging Markets ETF	US0003M	ICE 3-Month USD LIBOR

ERADXULT	eRAFI International Large Strategy Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

CMBS	Collateralized Mortgage-Backed Security

ANNUAL REPORT	|	MARCH 31, 2023	115

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO RAE Fundamental Advantage PLUS Fund	0.00%	0.00%	$16,715	$0	$11,001

PIMCO RAE PLUS Fund	0.00%	0.00%	18,820	0	6,295

PIMCO RAE PLUS EMG Fund	0.00%	0.00%	0	2,095	0

PIMCO RAE PLUS International Fund	0.00%	0.00%	3,195	0	0

PIMCO RAE PLUS Small Fund	0.00%	0.00%	3,045	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	0.00%	0.00%	15,109	0	16,261

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO RAE Fundamental Advantage PLUS Fund	0.00%

PIMCO RAE PLUS Fund	0.00%

PIMCO RAE PLUS EMG Fund	0.00%

PIMCO RAE PLUS International Fund	0.00%

PIMCO RAE PLUS Small Fund	0.00%

PIMCO RAE Worldwide Long/Short PLUS Fund	0.00%

116	PIMCO FUNDAMENTAL INDEX FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.3675	$0.0000	$0.0000	$0.3675

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.3501	$0.0000	$0.0000	$0.3501

PIMCO RAE PLUS Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0732	$0.0000	$0.0000	$0.0732

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0715	$0.0000	$0.0000	$0.0715

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0706	$0.0000	$0.0000	$0.0706

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0673	$0.0000	$0.0000	$0.0673

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0572	$0.0000	$0.0000	$0.0572

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO RAE PLUS EMG Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

ANNUAL REPORT	|	MARCH 31, 2023	117

Distribution Information	(Cont.)

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO RAE PLUS International Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0217	$0.0000	$0.0000	$0.0217

March 2023	$0.0404	$0.0000	$0.0000	$0.0404

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0208	$0.0000	$0.0000	$0.0208

March 2023	$0.0384	$0.0000	$0.0000	$0.0384

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0180	$0.0000	$0.0000	$0.0180

March 2023	$0.0360	$0.0000	$0.0000	$0.0360

PIMCO RAE PLUS Small Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1767	$0.0000	$0.0000	$0.1767

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1767	$0.0000	$0.0000	$0.1767

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1636	$0.0000	$0.0000	$0.1636

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1466	$0.0000	$0.0000	$0.1466

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

118	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4482	$0.0000	$0.0000	$0.4482

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0445	$0.0000	$0.0000	$0.0445

March 2023	$0.0000	$0.0000	$0.0000	$0.0000
Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4380	$0.0000	$0.0000	$0.4380

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4169	$0.0000	$0.0000	$0.4169

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	MARCH 31, 2023	119

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

120	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2023	121

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

122	PIMCO FUNDAMENTAL INDEX FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2023	123

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

124	PIMCO FUNDAMENTAL INDEX FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3004AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

2	PIMCO INTERNATIONAL BOND FUNDS

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (each a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously.

The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

4	PIMCO INTERNATIONAL BOND FUNDS

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an

average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may have investments in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions, export and import controls and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g. Belarus). Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, and defense, among others — and Russia’s countermeasures may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Funds	(Cont.)

measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which a Fund is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, export and import controls, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions by the European Union against the NSD, as well as the potential for sanctions by other governments, could make it more difficult to conduct or confirm transactions involving Russian securities. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Portfolio to forego voting on or receiving funds that would otherwise be beneficial to the Fund. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, minerals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals, minerals or timber industries.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

6	PIMCO INTERNATIONAL BOND FUNDS

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	—	—	—	02/05/09	—	Diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	09/30/03	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

ANNUAL REPORT	|	MARCH 31, 2023	7

Important Information About the Funds	(Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other

8	PIMCO INTERNATIONAL BOND FUNDS

things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2023†§

United States	8.6%

Mexico	8.4%

Brazil	6.4%

Saudi Arabia	5.4%

Indonesia	4.9%

Short-Term Instruments‡	4.5%

South Africa	4.4%

Turkey	4.0%

Dominican Republic	3.3%

Romania	2.5%

Chile	2.4%

Egypt	2.2%

Nigeria	2.2%

Panama	2.1%

Colombia	2.0%

Israel	2.0%

Luxembourg	2.0%

United Kingdom	1.7%

Argentina	1.7%

Qatar	1.7%

Oman	1.6%

Cayman Islands	1.6%

United Arab Emirates	1.3%

Serbia	1.2%

Kazakhstan	1.1%

Poland	1.1%

Hong Kong	1.1%

Hungary	1.0%

Peru	1.0%

Other	16.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	(6.47)%	(0.04)%	1.53%	7.44%
PIMCO Emerging Markets Bond Fund I-2	(6.57)%	(0.14)%	1.43%	7.33%
PIMCO Emerging Markets Bond Fund I-3	(6.61)%	(0.19)%	1.37%	7.28%
PIMCO Emerging Markets Bond Fund Class A	(6.82)%	(0.41)%	1.14%	7.02%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	(10.32)%	(1.17)%	0.76%	6.86%
PIMCO Emerging Markets Bond Fund Class C	(7.52)%	(1.15)%	0.39%	6.22%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	(8.39)%	(1.15)%	0.39%	6.22%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	(5.86)%	(0.20)%	1.81%	6.39%
Lipper Emerging Market Hard Currency Debt Funds Average	(5.34)%	(0.85)%	0.66%	5.57%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.84% for the Institutional Class shares, 0.94% for I-2 shares, 1.04% for I-3 shares, 1.21% for Class A shares and 1.96% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Off-benchmark long exposure to Russian external sovereign debt contributed to relative performance, due to the price appreciation of select holdings.

»	Underweight exposure to U.S. duration contributed to relative performance, as rates rose.

»

Overweight exposure to Ukrainian external sovereign debt detracted from relative performance, as the Ukrainian sub-index of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global (the “benchmark”) underperformed the broader benchmark.

»	Overweight exposure to Ghanaian external sovereign debt detracted from relative performance, as the Ghanaian sub-index of the benchmark underperformed the broader benchmark.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2023†§

Cayman Islands	11.4%

United States	8.2%

Short-Term Instruments‡	7.8%

South Korea	5.7%

Mexico	4.8%

Indonesia	4.5%

Netherlands	4.4%

Israel	4.3%

South Africa	4.1%

Chile	3.6%

India	3.4%

United Arab Emirates	3.3%

Brazil	2.6%

Saudi Arabia	2.6%

Hong Kong	2.4%

United Kingdom	2.3%

Luxembourg	2.2%

Peru	2.1%

Colombia	2.0%

Mauritius	1.8%

Thailand	1.5%

Virgin Islands (British)	1.5%

Turkey	1.3%

Malaysia	1.3%

Singapore	1.3%

Kazakhstan	1.1%

Multinational	1.0%

Other	7.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	(1.27)%	0.75%	1.40%	4.03%
J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	(2.15)%	1.59%	2.89%	5.50%
Lipper Emerging Market Hard Currency Debt Funds Average	(5.34)%	(0.85)%	0.66%	3.67%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.90% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to emerging market spreads contributed to relative performance, as spreads tightened from March 31, 2022 through August 31, 2022.

»	Off-benchmark, long exposure to Russian external corporate debt contributed to relative performance, due to the price appreciation of select holdings.

»

Underweight exposure to Turkish external corporate debt detracted from relative performance, as the Turkish sub-index of the J.P. Morgan Corporate Emerging Markets Bond Diversified Index (the “benchmark”) outperformed the broader benchmark.

»	Overweight exposure to Ghanaian external corporate debt detracted from relative performance, as the Ghanaian sub-index of the benchmark underperformed the broader benchmark.

ANNUAL REPORT	|	MARCH 31, 2023	11

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2023†§

Short-Term Instruments‡	60.6%

Brazil	11.3%

Malaysia	4.5%

United States	3.7%

Mexico	2.1%

Israel	1.9%

Colombia	1.9%

Dominican Republic	1.8%

South Africa	1.7%

Peru	1.5%

Republic of Korea	1.3%

Denmark	1.1%

Other	6.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	1.49%	(0.43)%	0.08%	2.49%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	1.39%	(0.53)%	(0.02)%	2.39%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	1.09%	(0.83)%	(0.32)%	2.08%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	(2.71)%	(1.58)%	(0.70)%	1.86%
J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	1.38%	(1.30)%	(0.69)%	2.18%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	1.38%	(1.30)%	(0.69)%	2.04%
Lipper Alternative Currency Strategies Average	(9.49)%	(0.42)%	(0.87)%	1.04%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.86% for the Institutional Class shares, 0.96% for I-2 shares, and 1.26% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the Turkish lira contributed to relative performance, as the currency depreciated.

»	Overweight exposure to Dominican Republic local duration contributed to relative performance, as local rates fell from January 31, 2023 through March 31, 2023.

»	Overweight exposure to Brazilian local duration detracted from relative performance, as local rates rose.

»	Overweight exposure to the South African rand detracted from relative performance, as the currency depreciated.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of March 31, 2023†§

PIMCO Emerging Markets Local Currency and Bond Fund	46.1%

PIMCO Emerging Markets Bond Fund	21.9%

PIMCO Emerging Markets Corporate Bond Fund	21.1%

Brazil Letras do Tesouro Nacional 0.000% due 07/01/2023	3.4%

Brazil Letras do Tesouro Nacional 0.000% due 10/01/2023	2.1%

Standard Chartered PLC, 6.170% due 01/09/2027	0.5%

Poland Government International Bond, 5.500% due 11/16/2027	0.4%

Vale SA, 3.202% due 12/29/2049	0.3%

Poinsettia Finance Ltd., 6.625% due 06/17/2031	0.3%

Southern Gas Corridor CJSC, 6.875% due 03/24/2026	0.3%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	(0.36)%	(0.60)%	(0.07)%	(0.09)%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	(2.33)%	(0.79)%	0.46%	0.40%
Lipper Emerging Market Hard Currency Debt Funds Average	(5.34)%	(0.85)%	0.66%	0.60%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), was 1.87% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Within local duration, off-benchmark long exposure to Russia contributed to relative performance, as local rates fell.

»	Within local duration, overweight exposure to Dominican Republic contributed to relative performance, as local rates fell from January 31, 2023 through March 31, 2023.

»

Within external debt, off-benchmark long exposure to Chinese corporates detracted from relative performance, as Chinese external corporate debt, as measured by the Chinese sub-index of the JPMorgan Corporate Emerging Market Bond Diversified Index, underperformed Chinese external sovereign debt, as measured by the Chinese sub-index of the JPMorgan Emerging Markets Bond Global Index.

»	Within local duration, underweight exposure to Turkey detracted from relative performance, as local rates fell.

ANNUAL REPORT	|	MARCH 31, 2023	13

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX
Class A - PGSAX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2023†§

United States	44.0%

Short-Term Instruments‡	9.3%

Cayman Islands	7.6%

Italy	6.8%

United Kingdom	6.4%

Japan	3.5%

Denmark	2.4%

France	2.0%

Ireland	1.5%

Germany	1.4%

Australia	1.3%

Switzerland	1.1%

Other	12.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	(3.96)%	1.21%	1.18%	3.22%
PIMCO Global Advantage® Strategy Bond Fund Class A	(4.35)%	0.81%	0.78%	2.81%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	(7.94)%	0.04%	0.40%	2.53%
Bloomberg Global Aggregate (USD Unhedged) Index	(8.07)%	(1.34)%	0.07%	1.69%
PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	(3.88)%	0.84%	1.24%	3.00%
Lipper Global Income Funds Average	(5.78)%	(0.44)%	0.59%	2.86%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.67% for the Institutional Class shares, and 1.07% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the U.S. contributed to relative performance, as yields rose.

»	Underweight exposure to select G-10 currencies (i.e., Japanese yen and euro) contributed to relative performance, as they depreciated relative to the U.S. dollar.

»	Underweight exposure to duration in the U.K. contributed to relative performance, as yields rose.

»	Long exposure to non-agency mortgages detracted from relative performance, as spreads widened.

»	Overweight exposure to certain bank securities detracted from relative performance, as spreads widened.

»	Positions in inflation-linked securities, specifically U.S. Treasury Inflation Protected Securities, detracted from relative performance, as breakeven inflation fell.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown as of March 31, 2023†§

United States	38.5%

Short-Term Instruments‡	34.1%

Cayman Islands	5.1%

Denmark	4.3%

Japan	4.3%

United Kingdom	3.7%

France	1.6%

Australia	1.2%

Other	7.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	(1.18)%	1.80%	2.69%	5.61%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	(1.28)%	1.70%	2.58%	5.47%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Administrative Class	(1.43)%	1.55%	2.43%	5.34%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	(1.53)%	1.45%	2.33%	5.21%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	(5.22)%	0.68%	1.94%	5.07%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	(2.27)%	0.69%	1.56%	4.42%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	(3.18)%	0.69%	1.56%	4.42%
Bloomberg Global Aggregate (USD Hedged) Index	(3.86)%	0.95%	1.93%	4.53%♦
Lipper Global Income Funds Average	(5.78)%	(0.44)%	0.59%	3.99%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.56% for the Institutional Class shares, 0.66% for I-2 shares, 0.81% for Administrative Class shares, 0.91% for Class A shares, and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the U.K. contributed to absolute performance, as yields rose.

»	Long exposure to duration in Australia, particularly during the first quarter of 2023, contributed to absolute performance, as yields fell.

»	Short exposure to the Chinese yuan, particularly in the first half of the reporting period, contributed to absolute performance, as the currency depreciated relative to the U.S. dollar.

»	Long exposure to duration in Europe, particularly in the first half of the reporting period, detracted from absolute performance, as yields rose.

»	Long exposure to duration in the U.S., particularly in the first half of the reporting period, detracted from absolute performance, as yields rose.

»	Long exposure to non-agency mortgages detracted from absolute performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	15

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2023†§

United States	36.4%

Short-Term Instruments‡	19.4%

Cayman Islands	7.1%

United Kingdom	6.7%

Japan	5.8%

China	4.7%

France	2.9%

Denmark	2.4%

South Korea	2.0%

Germany	1.8%

Ireland	1.8%

Australia	1.5%

Israel	1.3%

Spain	1.2%

Switzerland	1.1%

Other	3.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	(10.93)%	(2.76)%	(0.44)%	2.88%
PIMCO International Bond Fund (Unhedged) I-2	(11.02)%	(2.86)%	(0.54)%	2.78%
PIMCO International Bond Fund (Unhedged) I-3	(11.07)%	(2.91)%	(0.59)%	2.73%
PIMCO International Bond Fund (Unhedged) Administrative Class	(11.16)%	(3.01)%	(0.69)%	2.63%
PIMCO International Bond Fund (Unhedged) Class A	(11.29)%	(3.15)%	(0.84)%	2.46%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	(14.62)%	(3.89)%	(1.22)%	2.26%
PIMCO International Bond Fund (Unhedged) Class C	(11.96)%	(3.88)%	(1.58)%	1.70%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	(12.82)%	(3.88)%	(1.58)%	1.70%
Bloomberg Global Aggregate ex-USD (USD Unhedged) Index	(10.72)%	(3.17)%	(0.99)%	1.87%
Lipper International Income Funds Average	(7.59)%	(2.13)%	(0.69)%	2.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for the Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.76% for Administrative Class shares, 0.91% for Class A shares, and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration at the front-end of the U.S. yield curve contributed to relative performance, as yields rose.

»	Underweight exposure to duration in the U.K. contributed to relative performance, as yields rose.

»	Underweight exposure to duration in Japan contributed to relative performance, as yields rose.

»	Long exposure to non-agency mortgages detracted from relative performance, as spreads widened.

»	Underweight exposure to non-financial investment grade credit, particularly during the second half of the reporting period, detracted from relative performance, as spreads tightened.

»	Overweight exposure to duration in Europe, particularly Switzerland and Denmark during the first half of the reporting period, detracted from relative performance, as yields rose.

16	PIMCO INTERNATIONAL BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,107.10	$5.36	$1,000.00	$1,019.85	$5.14	1.02%
I-2	1,000.00	1,106.60	5.88	1,000.00	1,019.35	5.64	1.12
I-3	1,000.00	1,106.40	6.14	1,000.00	1,019.10	5.89	1.17
Class A	1,000.00	1,105.10	7.30	1,000.00	1,018.00	6.99	1.39
Class C	1,000.00	1,101.00	11.21	1,000.00	1,014.26	10.75	2.14

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,083.80	$4.83	$1,000.00	$1,020.29	$4.68	0.93%

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$1,114.60	$5.80	$1,000.00	$1,019.45	$5.54	1.10%
I-2	1,000.00	1,114.10	6.32	1,000.00	1,018.95	6.04	1.20
Class A	1,000.00	1,112.40	7.90	1,000.00	1,017.45	7.54	1.50

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,121.10	$0.85	$1,000.00	$1,024.13	$0.81	0.16%

ANNUAL REPORT	|	MARCH 31, 2023	17

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,060.20	$3.90	$1,000.00	$1,021.14	$3.83	0.76%
Class A	1,000.00	1,058.10	5.95	1,000.00	1,019.15	5.84	1.16

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,044.00	$3.16	$1,000.00	$1,021.84	$3.13	0.62%
I-2	1,000.00	1,043.50	3.67	1,000.00	1,021.34	3.63	0.72
Administrative Class	1,000.00	1,042.70	4.43	1,000.00	1,020.59	4.38	0.87
Class A	1,000.00	1,042.20	4.94	1,000.00	1,020.09	4.89	0.97
Class C	1,000.00	1,038.30	8.74	1,000.00	1,016.36	8.65	1.72

PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,110.10	$3.84	$1,000.00	$1,021.29	$3.68	0.73%
I-2	1,000.00	1,109.50	4.37	1,000.00	1,020.79	4.18	0.83
I-3	1,000.00	1,109.30	4.63	1,000.00	1,020.54	4.43	0.88
Administrative Class	1,000.00	1,108.70	5.15	1,000.00	1,020.04	4.94	0.98
Class A	1,000.00	1,107.90	5.94	1,000.00	1,019.30	5.69	1.13
Class C	1,000.00	1,103.80	9.86	1,000.00	1,015.56	9.45	1.88

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

18	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Global Aggregate (USD Hedged) Index	Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Global Aggregate (USD Unhedged) Index	Bloomberg Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	J.P. Morgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

*It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class

03/31/2023	$9.29	$0.43	$(1.06)	$(0.63)	$(0.62)	$0.00	$0.00	$(0.62)

03/31/2022	10.27	0.42	(0.96)	(0.54)	(0.44)	0.00	0.00	(0.44)

03/31/2021	9.20	0.43	1.09	1.52	(0.45)	0.00	0.00	(0.45)

03/31/2020	10.27	0.47	(1.05)	(0.58)	(0.49)	0.00	0.00	(0.49)

03/31/2019	10.39	0.43	(0.11)	0.32	(0.44)	0.00	0.00	(0.44)
I-2

03/31/2023	9.29	0.42	(1.06)	(0.64)	(0.61)	0.00	0.00	(0.61)

03/31/2022	10.27	0.41	(0.96)	(0.55)	(0.43)	0.00	0.00	(0.43)

03/31/2021	9.20	0.42	1.09	1.51	(0.44)	0.00	0.00	(0.44)

03/31/2020	10.27	0.46	(1.05)	(0.59)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.39	0.42	(0.11)	0.31	(0.43)	0.00	0.00	(0.43)
I-3

03/31/2023	9.29	0.42	(1.06)	(0.64)	(0.61)	0.00	0.00	(0.61)

03/31/2022	10.27	0.41	(0.97)	(0.56)	(0.42)	0.00	0.00	(0.42)

03/31/2021	9.20	0.41	1.09	1.50	(0.43)	0.00	0.00	(0.43)

03/31/2020	10.27	0.46	(1.06)	(0.60)	(0.47)	0.00	0.00	(0.47)

04/27/2018 - 03/31/2019	10.25	0.40	0.01	0.41	(0.39)	0.00	0.00	(0.39)
Class A

03/31/2023	9.29	0.40	(1.06)	(0.66)	(0.59)	0.00	0.00	(0.59)

03/31/2022	10.27	0.39	(0.97)	(0.58)	(0.40)	0.00	0.00	(0.40)

03/31/2021	9.20	0.39	1.09	1.48	(0.41)	0.00	0.00	(0.41)

03/31/2020	10.27	0.43	(1.05)	(0.62)	(0.45)	0.00	0.00	(0.45)

03/31/2019	10.39	0.39	(0.11)	0.28	(0.40)	0.00	0.00	(0.40)
Class C

03/31/2023	9.29	0.33	(1.05)	(0.72)	(0.53)	0.00	0.00	(0.53)

03/31/2022	10.27	0.31	(0.97)	(0.66)	(0.32)	0.00	0.00	(0.32)

03/31/2021	9.20	0.31	1.09	1.40	(0.33)	0.00	0.00	(0.33)

03/31/2020	10.27	0.35	(1.05)	(0.70)	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.39	0.31	(0.10)	0.21	(0.33)	0.00	0.00	(0.33)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class

03/31/2023	$9.42	$0.35	$(0.49)	$(0.14)	$(0.37)	$0.00	$0.00	$(0.37)

03/31/2022	10.83	0.36	(1.41)	(1.05)	(0.36)	0.00	0.00	(0.36)

03/31/2021	9.44	0.41	1.38	1.79	(0.40)	0.00	0.00	(0.40)

03/31/2020	10.50	0.49	(1.07)	(0.58)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.55	0.52	(0.07)	0.45	(0.50)	0.00	0.00	(0.50)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class

03/31/2023	$7.68	$0.26	$(0.16)	$0.10	$(0.08)	$0.00	$(0.19)	$(0.27)

03/31/2022	7.91	0.22	(0.33)	(0.11)	(0.12)	0.00	0.00	(0.12)

03/31/2021	7.04	0.22	0.75	0.97	0.00	0.00	(0.10)	(0.10)

03/31/2020	8.05	0.33	(1.02)	(0.69)	(0.08)	0.00	(0.24)	(0.32)

03/31/2019	9.62	0.34	(0.90)	(0.56)	(0.93)	0.00	(0.08)	(1.01)
I-2

03/31/2023	7.68	0.28	(0.18)	0.10	(0.08)	0.00	(0.19)	(0.27)

03/31/2022	7.91	0.22	(0.34)	(0.12)	(0.11)	0.00	0.00	(0.11)

03/31/2021	7.04	0.22	0.74	0.96	0.00	0.00	(0.09)	(0.09)

03/31/2020	8.05	0.33	(1.03)	(0.70)	(0.07)	0.00	(0.24)	(0.31)

03/31/2019	9.62	0.33	(0.90)	(0.57)	(0.92)	0.00	(0.08)	(1.00)
Class A

03/31/2023	7.68	0.24	(0.17)	0.07	(0.05)	0.00	(0.19)	(0.24)

03/31/2022	7.91	0.19	(0.33)	(0.14)	(0.09)	0.00	0.00	(0.09)

03/31/2021	7.04	0.20	0.74	0.94	0.00	0.00	(0.07)	(0.07)

03/31/2020	8.05	0.31	(1.03)	(0.72)	(0.05)	0.00	(0.24)	(0.29)

03/31/2019	9.62	0.30	(0.89)	(0.59)	(0.90)	0.00	(0.08)	(0.98)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.04	(6.59)%	$2,049,059	0.93%	0.93%	0.83%	0.83%	5.17%	54%

9.29	(5.58)	2,761,793	0.84	0.84	0.83	0.83	4.15	40

10.27	16.59	2,052,215	0.87	0.87	0.83	0.83	4.10	69

9.20	(6.15)	1,535,816	0.88	0.88	0.83	0.83	4.51	97

10.27	3.28	1,834,852	0.85	0.85	0.83	0.83	4.30	26

8.04	(6.68)	620,957	1.03	1.03	0.93	0.93	5.07	54

9.29	(5.67)	726,918	0.94	0.94	0.93	0.93	4.02	40

10.27	16.47	202,226	0.97	0.97	0.93	0.93	4.01	69

9.20	(6.24)	128,568	0.98	0.98	0.93	0.93	4.42	97

10.27	3.18	121,082	0.95	0.95	0.93	0.93	4.19	26

8.04	(6.72)	13,501	1.08	1.13	0.98	1.03	5.07	54

9.29	(5.72)	10,400	0.99	1.04	0.98	1.03	3.97	40

10.27	16.42	8,599	1.02	1.07	0.98	1.03	3.97	69

9.20	(6.29)	2,754	1.03	1.08	0.98	1.03	4.38	97

10.27	4.23	1,054	1.00 *	1.05 *	0.98 *	1.03 *	4.33 *	26

8.04	(6.94)	135,285	1.30	1.30	1.20	1.20	4.79	54

9.29	(5.93)	176,188	1.21	1.21	1.20	1.20	3.75	40

10.27	16.16	214,401	1.24	1.24	1.20	1.20	3.73	69

9.20	(6.49)	189,790	1.25	1.25	1.20	1.20	4.14	97

10.27	2.90	237,364	1.22	1.22	1.20	1.20	3.91	26

8.04	(7.64)	5,356	2.05	2.05	1.95	1.95	4.02	54

9.29	(6.63)	7,851	1.96	1.96	1.95	1.95	2.99	40

10.27	15.29	12,042	1.99	1.99	1.95	1.95	2.96	69

9.20	(7.19)	20,216	2.00	2.00	1.95	1.95	3.39	97

10.27	2.14	31,351	1.97	1.97	1.95	1.95	3.15	26

$8.91	(1.38)%	$94,702	0.91%	0.91%	0.90%	0.90%	3.97%	50%

9.42	(10.00)	116,909	0.90	0.90	0.90	0.90	3.39	39

10.83	19.09	180,962	0.90	0.90	0.90	0.90	3.86	58

9.44	(6.00)	118,363	1.02	1.02	0.90	0.90	4.60	67

10.50	4.49	158,019	0.98	0.98	0.90	0.90	5.07	46

$7.51	1.49%	$539,858	1.02%	1.02%	0.85%	0.85%	3.54%	96%

7.68	(1.40)	595,946	0.86	0.86	0.85	0.85	2.82	57

7.91	13.78	684,658	0.87	0.87	0.85	0.85	2.89	79

7.04	(8.98)	1,979,921	0.88	0.88	0.85	0.85	4.19	84

8.05	(5.57)	2,876,945	0.88	0.88	0.85	0.85	3.90	39

7.51	1.39	9,080	1.12	1.12	0.95	0.95	3.75	96

7.68	(1.50)	5,385	0.96	0.96	0.95	0.95	2.72	57

7.91	13.67	4,993	0.97	0.97	0.95	0.95	2.85	79

7.04	(9.07)	4,518	0.98	0.98	0.95	0.95	4.12	84

8.05	(5.66)	6,785	0.98	0.98	0.95	0.95	3.84	39

7.51	1.09	9,443	1.42	1.42	1.25	1.25	3.31	96

7.68	(1.80)	7,690	1.26	1.26	1.25	1.25	2.40	57

7.91	13.33	9,244	1.27	1.27	1.25	1.25	2.55	79

7.04	(9.34)	10,329	1.28	1.28	1.25	1.25	3.84	84

8.05	(5.94)	17,637	1.28	1.28	1.25	1.25	3.51	39

ANNUAL REPORT	|	MARCH 31, 2023	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class

03/31/2023	$6.35	$0.27	$(0.32)	$(0.05)	$(0.27)	$0.00	$(0.03)	$(0.30)

03/31/2022	7.18	0.28	(0.82)	(0.54)	(0.29)	0.00	0.00	(0.29)

03/31/2021	6.38	0.26	0.85	1.11	(0.10)	0.00	(0.21)	(0.31)

03/31/2020	7.24	0.16	(0.63)	(0.47)	(0.32)	0.00	(0.07)	(0.39)

03/31/2019	7.89	0.33	(0.60)	(0.27)	(0.32)	0.00	(0.06)	(0.38)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class

03/31/2023	$10.75	$0.37	$(0.80)	$(0.43)	$(0.35)	$(0.13)	$0.00	$(0.48)

03/31/2022	11.45	0.34	(0.64)	(0.30)	(0.40)	0.00	0.00	(0.40)

03/31/2021	10.49	0.30	0.90	1.20	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.79	0.36	(0.34)	0.02	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.85	0.32	(0.12)	0.20	(0.26)	0.00	0.00	(0.26)
Class A

03/31/2023	10.75	0.32	(0.79)	(0.47)	(0.31)	(0.13)	0.00	(0.44)

03/31/2022	11.45	0.30	(0.64)	(0.34)	(0.36)	0.00	0.00	(0.36)

03/31/2021	10.49	0.26	0.89	1.15	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.79	0.31	(0.33)	(0.02)	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.85	0.28	(0.13)	0.15	(0.21)	0.00	0.00	(0.21)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2023	$10.11	$0.21	$(0.34)	$(0.13)	$(0.21)	$(0.54)	$0.00	$(0.75)

03/31/2022	10.68	0.21	(0.48)	(0.27)	(0.14)	(0.16)	0.00	(0.30)

03/31/2021	9.92	0.21	0.76	0.97	(0.17)	(0.04)	0.00	(0.21)

03/31/2020	10.21	0.26	(0.13)	0.13	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.22	0.24	(0.02)	0.22	(0.23)	0.00	0.00	(0.23)
I-2

03/31/2023	10.11	0.20	(0.34)	(0.14)	(0.20)	(0.54)	0.00	(0.74)

03/31/2022	10.68	0.20	(0.48)	(0.28)	(0.13)	(0.16)	0.00	(0.29)

03/31/2021	9.92	0.20	0.76	0.96	(0.16)	(0.04)	0.00	(0.20)

03/31/2020	10.21	0.25	(0.13)	0.12	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.22	0.23	(0.02)	0.21	(0.22)	0.00	0.00	(0.22)
Administrative Class

03/31/2023	10.11	0.18	(0.34)	(0.16)	(0.18)	(0.54)	0.00	(0.72)

03/31/2022	10.68	0.19	(0.48)	(0.29)	(0.12)	(0.16)	0.00	(0.28)

03/31/2021	9.92	0.18	0.77	0.95	(0.15)	(0.04)	0.00	(0.19)

03/31/2020	10.21	0.24	(0.13)	0.11	(0.40)	0.00	0.00	(0.40)

03/31/2019	10.22	0.22	(0.03)	0.19	(0.20)	0.00	0.00	(0.20)
Class A

03/31/2023	10.11	0.18	(0.35)	(0.17)	(0.17)	(0.54)	0.00	(0.71)

03/31/2022	10.68	0.18	(0.48)	(0.30)	(0.11)	(0.16)	0.00	(0.27)

03/31/2021	9.92	0.17	0.76	0.93	(0.13)	(0.04)	0.00	(0.17)

03/31/2020	10.21	0.23	(0.13)	0.10	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.22	0.21	(0.03)	0.18	(0.19)	0.00	0.00	(0.19)
Class C

03/31/2023	10.11	0.10	(0.34)	(0.24)	(0.10)	(0.54)	0.00	(0.64)

03/31/2022	10.68	0.10	(0.48)	(0.38)	(0.03)	(0.16)	0.00	(0.19)

03/31/2021	9.92	0.09	0.77	0.86	(0.06)	(0.04)	0.00	(0.10)

03/31/2020	10.21	0.15	(0.13)	0.02	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.22	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.00	(0.52)%	$277,099	0.16%	0.94%	0.16%	0.94%	4.52%	12%

6.35	(7.88)	267,820	0.14	0.94	0.14	0.94	4.01	29

7.18	17.52	359,989	0.09	0.94	0.09	0.94	3.60	41

6.38	(7.05)	240,570	0.08	0.94	0.08	0.94	2.12	21

7.24	(3.23)	403,252	0.07	0.94	0.07	0.94	4.57	9

$9.84	(3.96)%	$264,101	0.76%	0.76%	0.65%	0.65%	3.68%	362%

10.75	(2.73)	307,695	0.67	0.67	0.65	0.65	3.00	291

11.45	11.48	318,210	0.69	0.69	0.65	0.65	2.69	525

10.49	0.09	325,587	0.86	0.86	0.65	0.65	3.27	407

10.79	1.88	403,420	0.85	0.85	0.65	0.65	3.02	299

9.84	(4.35)	20,489	1.16	1.16	1.05	1.05	3.23	362

10.75	(3.11)	10,944	1.07	1.07	1.05	1.05	2.60	291

11.45	11.03	10,191	1.09	1.09	1.05	1.05	2.29	525

10.49	(0.30)	13,288	1.26	1.26	1.05	1.05	2.80	407

10.79	1.48	7,874	1.25	1.25	1.05	1.05	2.62	299

$9.23	(1.18)%	$789,541	0.61%	0.61%	0.55%	0.55%	2.17%	595%

10.11	(2.58)	776,785	0.56	0.56	0.55	0.55	2.03	376

10.68	9.82	702,595	0.56	0.56	0.55	0.55	1.98	582

9.92	1.21	757,077	0.59	0.59	0.55	0.55	2.56	469

10.21	2.18	810,426	0.62	0.62	0.55	0.55	2.41	295

9.23	(1.28)	72,493	0.71	0.71	0.65	0.65	2.12	595

10.11	(2.68)	51,160	0.66	0.66	0.65	0.65	1.93	376

10.68	9.72	60,892	0.66	0.66	0.65	0.65	1.88	582

9.92	1.11	58,463	0.69	0.69	0.65	0.65	2.46	469

10.21	2.08	61,502	0.72	0.72	0.65	0.65	2.30	295

9.23	(1.43)	11,127	0.86	0.86	0.80	0.80	1.92	595

10.11	(2.82)	10,713	0.81	0.81	0.80	0.80	1.77	376

10.68	9.55	13,348	0.81	0.81	0.80	0.80	1.73	582

9.92	0.96	9,549	0.84	0.84	0.80	0.80	2.30	469

10.21	1.93	5,219	0.87	0.87	0.80	0.80	2.15	295

9.23	(1.53)	54,818	0.96	0.96	0.90	0.90	1.86	595

10.11	(2.92)	43,356	0.91	0.91	0.90	0.90	1.68	376

10.68	9.44	46,393	0.91	0.91	0.90	0.90	1.63	582

9.92	0.86	47,017	0.94	0.94	0.90	0.90	2.22	469

10.21	1.83	61,647	0.97	0.97	0.90	0.90	2.06	295

9.23	(2.27)	3,326	1.71	1.71	1.65	1.65	1.04	595

10.11	(3.65)	4,459	1.66	1.66	1.65	1.65	0.93	376

10.68	8.63	5,667	1.66	1.66	1.65	1.65	0.87	582

9.92	0.11	7,973	1.69	1.69	1.65	1.65	1.48	469

10.21	1.07	10,315	1.72	1.72	1.65	1.65	1.30	295

ANNUAL REPORT	|	MARCH 31, 2023	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO International Bond Fund (Unhedged)
Institutional Class

03/31/2023	$8.95	$0.17	$(1.15)	$(0.98)	$(0.01)	$(0.09)	$(0.18)	$(0.28)

03/31/2022	10.19	0.19	(1.04)	(0.85)	(0.23)	(0.16)	0.00	(0.39)

03/31/2021	8.83	0.20	1.31	1.51	(0.15)	0.00	0.00	(0.15)

03/31/2020	9.50	0.23	(0.68)	(0.45)	(0.19)	0.00	(0.03)	(0.22)

03/31/2019	10.37	0.24	(0.69)	(0.45)	(0.28)	(0.13)	(0.01)	(0.42)
I-2

03/31/2023	8.95	0.17	(1.16)	(0.99)	0.00	(0.09)	(0.18)	(0.27)

03/31/2022	10.19	0.18	(1.04)	(0.86)	(0.22)	(0.16)	0.00	(0.38)

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.22	(0.68)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

03/31/2019	10.37	0.23	(0.69)	(0.46)	(0.27)	(0.13)	(0.01)	(0.41)
I-3

03/31/2023	8.95	0.16	(1.15)	(0.99)	0.00	(0.09)	(0.18)	(0.27)

03/31/2022	10.19	0.17	(1.03)	(0.86)	(0.22)	(0.16)	0.00	(0.38)

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.21	(0.67)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

04/27/2018 - 03/31/2019	10.13	0.20	(0.44)	(0.24)	(0.26)	(0.13)	0.00	(0.39)
Administrative Class

03/31/2023	8.95	0.16	(1.16)	(1.00)	0.01	(0.09)	(0.18)	(0.26)

03/31/2022	10.19	0.16	(1.03)	(0.87)	(0.21)	(0.16)	0.00	(0.37)

03/31/2021	8.83	0.18	1.31	1.49	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.50	0.21	(0.68)	(0.47)	(0.17)	0.00	(0.03)	(0.20)

03/31/2019	10.37	0.21	(0.69)	(0.48)	(0.25)	(0.13)	(0.01)	(0.39)
Class A

03/31/2023	8.95	0.14	(1.15)	(1.01)	0.02	(0.09)	(0.18)	(0.25)

03/31/2022	10.19	0.15	(1.04)	(0.89)	(0.19)	(0.16)	0.00	(0.35)

03/31/2021	8.83	0.16	1.31	1.47	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.50	0.19	(0.68)	(0.49)	(0.15)	0.00	(0.03)	(0.18)

03/31/2019	10.37	0.20	(0.69)	(0.49)	(0.24)	(0.13)	(0.01)	(0.38)
Class C

03/31/2023	8.95	0.08	(1.15)	(1.07)	0.08	(0.09)	(0.18)	(0.19)

03/31/2022	10.19	0.07	(1.03)	(0.96)	(0.12)	(0.16)	0.00	(0.28)

03/31/2021	8.83	0.09	1.31	1.40	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.50	0.12	(0.68)	(0.56)	(0.08)	0.00	(0.03)	(0.11)

03/31/2019	10.37	0.13	(0.69)	(0.56)	(0.17)	(0.13)	(0.01)	(0.31)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.69	(10.93)%	$489,313	0.66%		0.66%		0.50%		0.50%		2.23%		401%

8.95	(8.56)	826,088	0.51		0.51		0.50		0.50		1.87		320

10.19	17.19	912,645	0.52		0.52		0.50		0.50		2.00		525

8.83	(4.88)	748,973	0.63		0.63		0.50		0.50		2.40		325

9.50	(4.25)	938,509	0.66		0.66		0.50		0.50		2.44		208

7.69	(11.02)	237,941	0.76		0.76		0.60		0.60		2.13		401

8.95	(8.65)	264,179	0.61		0.61		0.60		0.60		1.78		320

10.19	17.07	239,939	0.62		0.62		0.60		0.60		1.86		525

8.83	(4.98)	123,353	0.73		0.73		0.60		0.60		2.27		325

9.50	(4.35)	133,765	0.76		0.76		0.60		0.60		2.33		208

7.69	(11.07)	111,088	0.81		0.86		0.65		0.70		2.08		401

8.95	(8.70)	139,321	0.66		0.71		0.65		0.70		1.72		320

10.19	17.02	84,507	0.67		0.72		0.65		0.70		1.89		525

8.83	(5.02)	89,804	0.78		0.83		0.65		0.70		2.18		325

9.50	(2.24)	36,071	0.81	*	0.86	*	0.65	*	0.70	*	2.11	*	208

7.69	(11.16)	18,982	0.91		0.91		0.75		0.75		1.99		401

8.95	(8.79)	25,434	0.76		0.76		0.75		0.75		1.61		320

10.19	16.90	36,225	0.77		0.77		0.75		0.75		1.77		525

8.83	(5.12)	30,519	0.88		0.88		0.75		0.75		2.15		325

9.50	(4.49)	53,398	0.91		0.91		0.75		0.75		2.19		208

7.69	(11.29)	91,394	1.06		1.06		0.90		0.90		1.83		401

8.95	(8.93)	117,997	0.91		0.91		0.90		0.90		1.46		320

10.19	16.72	150,556	0.92		0.92		0.90		0.90		1.63		525

8.83	(5.26)	190,729	1.03		1.03		0.90		0.90		1.98		325

9.50	(4.64)	211,975	1.06		1.06		0.90		0.90		2.04		208

7.69	(11.96)	2,902	1.81		1.81		1.65		1.65		1.08		401

8.95	(9.61)	4,022	1.66		1.66		1.65		1.65		0.72		320

10.19	15.86	3,958	1.67		1.67		1.65		1.65		0.87		525

8.83	(5.97)	4,565	1.78		1.78		1.65		1.65		1.27		325

9.50	(5.35)	8,151	1.81		1.81		1.65		1.65		1.29		208

ANNUAL REPORT	|	MARCH 31, 2023	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:

Investments, at value
Investments in securities*	$3,082,134	$90,120	$694,391	$26,797
Investments in Affiliates	2,664	4,884	22,188	251,950
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,411	63	2,036	62
Over the counter	26,206	162	26,043	1,831
Cash	0	260	2	0
Deposits with counterparty	20,018	948	4,679	387
Foreign currency, at value	4,066	234	2,177	137
Receivable for investments sold	5,785	623	1,108	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for TBA investments sold	12,668	895	0	0
Receivable for Fund shares sold	1,054	177	25	50
Interest and/or dividends receivable	43,846	1,302	4,173	181
Dividends receivable from Affiliates	80	18	91	1,222
Reimbursement receivable from PIMCO	1	0	0	194
Other Assets	0	0	0	0
Total Assets	3,200,933	99,686	756,913	282,811

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$83,303	$1,406	$0	$0
Payable for sale-buyback transactions	12,762	0	0	0
Payable for short sales	126,757	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	600	40	1,992	65
Over the counter	33,974	323	28,375	2,722
Payable for investments purchased	51,094	200	153,000	0
Payable for investments in Affiliates purchased	80	18	91	1,330
Payable for investments purchased on a delayed-delivery basis	0	0	1,429	0
Payable for TBA investments purchased	25,148	1,783	0	0
Payable for unfunded loan commitments	12,931	965	2,509	0
Deposits from counterparty	16,040	80	10,391	0
Payable for Fund shares redeemed	9,743	43	64	1,296
Distributions payable	1,164	40	53	2
Overdraft due to custodian	534	0	0	0
Accrued investment advisory fees	1,150	43	224	133
Accrued supervisory and administrative fees	1,043	34	202	99
Accrued distribution fees	4	0	0	0
Accrued servicing fees	32	0	2	0
Accrued taxes payable	321	5	134	60
Other liabilities	95	4	66	5
Total Liabilities	376,775	4,984	198,532	5,712

Net Assets	$2,824,158	$94,702	$558,381	$277,099

Net Assets Consist of:

Paid in capital	$4,013,009	$191,184	$1,235,651	$413,279
Distributable earnings (accumulated loss)	(1,188,851)	(96,482)	(677,270)	(136,180)

Net Assets	$2,824,158	$94,702	$558,381	$277,099

Cost of investments in securities	$3,686,666	$107,963	$708,442	$32,887
Cost of investments in Affiliates	$2,663	$4,881	$23,101	$279,009
Cost of foreign currency held	$4,057	$228	$2,199	$133
Proceeds received on short sales	$145,576	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(9,978)	$(29)	$2,551	$(245)

* Includes repurchase agreements of:	$133,224	$354	$328,198	$1,343

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$329,730	$1,019,879	$1,052,119
3,064	103,400	34,966

655	3,847	2,086
3,519	10,860	23,447
0	0	553
7,788	22,820	18,995
2,469	5,241	6,302
7,354	15,493	26,993
65	180	276
86,369	351,978	271,041
834	1,038	634
1,787	3,309	4,944
34	457	164
0	0	5
0	0	1
443,668	1,538,502	1,442,526

$1,893	$0	$2,694
0	0	0
21,673	99,536	97,356

1,066	3,746	4,513
4,306	8,147	10,174
6,325	14,787	26,565
34	457	164
0	0	0
121,606	471,765	328,838
0	0	0
1,616	6,728	18,417
335	913	1,440
1	514	214
32	115	0
89	209	213
79	262	267
0	5	6
5	13	21
15	0	0
3	0	24
159,078	607,197	490,906

$284,590	$931,305	$951,620

$330,105	$1,030,094	$1,072,079
(45,515)	(98,789)	(120,459)

$284,590	$931,305	$951,620

$363,509	$1,082,407	$1,155,724
$3,070	$103,334	$34,978
$2,465	$5,144	$6,371
$21,564	$99,235	$96,865
$(524)	$(4,502)	$9,468

$1,698	$21,523	$920

ANNUAL REPORT	|	MARCH 31, 2023	27

Statements of Assets and Liabilities	(Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:

Institutional Class	$2,049,059	$94,702	$539,858	$277,099
I-2	620,957	N/A	9,080	N/A
I-3	13,501	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	135,285	N/A	9,443	N/A
Class C	5,356	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	254,723	10,629	71,898	46,146
I-2	77,192	N/A	1,209	N/A
I-3	1,678	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	16,817	N/A	1,258	N/A
Class C	666	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.04	$8.91	$7.51	$6.00
I-2	8.04	N/A	7.51	N/A
I-3	8.04	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	8.04	N/A	7.51	N/A
Class C	8.04	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$264,101	$789,541	$489,313
N/A	72,493	237,941
N/A	N/A	111,088
N/A	11,127	18,982
20,489	54,818	91,394
N/A	3,326	2,902

26,830	85,523	63,662
N/A	7,852	30,957
N/A	N/A	14,453
N/A	1,205	2,470
2,081	5,938	11,891
N/A	360	378

$9.84	$9.23	$7.69
N/A	9.23	7.69
N/A	N/A	7.69
N/A	9.23	7.69
9.84	9.23	7.69
N/A	9.23	7.69

ANNUAL REPORT	|	MARCH 31, 2023	29

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:

Interest, net of foreign taxes*	$178,244	$4,856	$24,018	$1,538
Dividends	0	0	0	0
Dividends from Investments in Affiliates	1,946	149	1,158	10,881
Total Income	180,190	5,005	25,176	12,419

Expenses:

Investment advisory fees	13,305	512	2,481	1,433
Supervisory and administrative fees	12,043	410	2,223	1,062
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A
Distribution and/or servicing fees - Class A	368	N/A	20	N/A
Distribution and/or servicing fees - Class C	62	N/A	N/A	N/A
Trustee fees	18	1	3	2
Interest expense	2,972	15	932	4
Miscellaneous expense	0	0	0	0
Total Expenses	28,768	938	5,659	2,501
Waiver and/or Reimbursement by PIMCO	(5)	0	0	(2,081)
Net Expenses	28,763	938	5,659	420

Net Investment Income (Loss)	151,427	4,067	19,517	11,999

Net Realized Gain (Loss):

Investments in securities, net of foreign capital gains tax**	(291,142)	(10,802)	(48,823)	(1,155)
Investments in Affiliates	(16)	3	(1,919)	(2,174)
Exchange-traded or centrally cleared financial derivative instruments	(45,308)	(493)	7,991	(451)
Over the counter financial derivative instruments	27,087	699	18,127	222
Short sales	11,361	19	(24)	0
Foreign currency	(3,261)	(25)	(568)	109

Net Realized Gain (Loss)	(301,279)	(10,599)	(25,216)	(3,449)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	(119,570)	3,745	23,662	(1,223)
Investments in Affiliates	162	2	1,348	(8,335)
Exchange-traded or centrally cleared financial derivative instruments	14,261	222	(2,955)	333
Over the counter financial derivative instruments	(2,831)	35	(12,412)	(1,028)
Short sales	8,222	0	0	0
Foreign currency assets and liabilities	131	(6)	(70)	(5)

Net Change in Unrealized Appreciation (Depreciation)	(99,625)	3,998	9,573	(10,258)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(249,477)	$(2,534)	$3,874	$(1,708)

* Foreign tax withholdings	$208	$9	$34	$15

** Foreign capital gains tax	$(6)	$0	$0	$0

*** Foreign capital gains tax	$(208)	$(4)	$(106)	$(56)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$12,596	$22,081	$29,251
8	9	7
194	2,491	936
12,798	24,581	30,194

1,010	2,200	2,610
891	2,759	3,225
N/A	28	53
43	122	243
N/A	38	31
2	5	6
307	571	1,730
1	1	4
2,254	5,724	7,902
0	0	(58)
2,254	5,724	7,844

10,544	18,857	22,350

(9,599)	(31,539)	(59,776)
1	25	60
2,412	12,139	(28,822)
7,499	40,211	(58,874)
65	74	(43)
(1,164)	12	(3,753)

(786)	20,922	(151,208)

(15,186)	(34,717)	(47,920)
(4)	86	(1)
(3,018)	(10,045)	6,022
(3,640)	(4,955)	20,909
(30)	(29)	0
(1,051)	(245)	(4,079)

(22,929)	(49,905)	(25,069)

$(13,171)	$(10,126)	$(153,927)

$18	$0	$47

$0	$0	$0

$(1)	$0	$0

ANNUAL REPORT	|	MARCH 31, 2023	31

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency and Short-Term Investments Fund		PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$151,427	$145,754	$4,067	$6,080	$19,517	$16,354	$11,999	$14,247
Net realized gain (loss)	(301,279)	1,194	(10,599)	(2,218)	(25,216)	(19,244)	(3,449)	(6,628)
Net change in unrealized appreciation (depreciation)	(99,625)	(428,792)	3,998	(21,090)	9,573	(1,808)	(10,258)	(34,249)

Net Increase (Decrease) in Net Assets Resulting from Operations	(249,477)	(281,844)	(2,534)	(17,228)	3,874	(4,698)	(1,708)	(26,630)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(163,709)	(112,596)	(4,234)	(6,070)	(6,207)	(8,797)	(12,144)	(14,391)
I-2	(43,661)	(29,722)	N/A	N/A	(93)	(78)	N/A	N/A
I-3	(761)	(428)	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(10,369)	(8,207)	N/A	N/A	(77)	(91)	N/A	N/A
Class C	(381)	(337)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	(13,617)	0	(1,508)	0
I-2	0	0	N/A	N/A	(163)	0	N/A	N/A
I-3	0	0	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	(202)	0	N/A	N/A
Class C	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(218,881)	(151,290)	(4,234)	(6,070)	(20,359)	(8,966)	(13,652)	(14,391)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(390,634)	1,626,801	(15,439)	(40,755)	(34,155)	(76,210)	24,639	(51,148)

Total Increase (Decrease) in Net Assets	(858,992)	1,193,667	(22,207)	(64,053)	(50,640)	(89,874)	9,279	(92,169)

Net Assets:

Beginning of year	3,683,150	2,489,483	116,909	180,962	609,021	698,895	267,820	359,989
End of year	$2,824,158	$3,683,150	$94,702	$116,909	$558,381	$609,021	$277,099	$267,820

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund		PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)		PIMCO International Bond Fund (Unhedged)

Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

$10,544	$9,709	$18,857	$17,578	$22,350	$26,241
(786)	9,867	20,922	21,695	(151,208)	(73,488)
(22,929)	(28,263)	(49,905)	(63,372)	(25,069)	(85,016)

(13,171)	(8,687)	(10,126)	(24,099)	(153,927)	(132,263)

(12,842)	(10,915)	(57,023)	(22,287)	(5,894)	(36,693)
N/A	N/A	(5,552)	(1,550)	(2,629)	(8,626)
N/A	N/A	N/A	N/A	(1,204)	(4,339)
N/A	N/A	(836)	(336)	(157)	(1,273)
(743)	(333)	(3,871)	(1,143)	(750)	(5,011)
N/A	N/A	(250)	(86)	(0)	(125)

0	0	0	0	(13,337)	0
N/A	N/A	0	0	(5,371)	0
N/A	N/A	N/A	N/A	(2,715)	0
N/A	N/A	0	0	(490)	0
0	0	0	0	(2,254)	0
N/A	N/A	0	0	(73)	0

(13,585)	(11,248)	(67,532)	(25,402)	(34,874)	(56,067)

(7,293)	10,173	122,490	107,079	(236,620)	137,541

(34,049)	(9,762)	44,832	57,578	(425,421)	(50,789)

318,639	328,401	886,473	828,895	1,377,041	1,427,830
$284,590	$318,639	$931,305	$886,473	$951,620	$1,377,041

ANNUAL REPORT	|	MARCH 31, 2023	33

Schedule of Investments	PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.1%

ANGOLA 0.3%

SOVEREIGN ISSUES 0.3%

Angolan Government International Bond
8.250% due 05/09/2028		$1,200	$1,064
8.750% due 04/14/2032		1,500	1,271
9.125% due 11/26/2049		3,200	2,487
9.375% due 05/08/2048		1,600	1,260
9.500% due 11/12/2025		1,800	1,790

Total Angola (Cost $8,751)			7,872

ARGENTINA 1.8%

SOVEREIGN ISSUES 1.8%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$30,326	8,795
0.875% due 07/09/2035 þ	EUR	1,000	242
1.000% due 07/09/2029		$5,844	1,632
1.500% due 07/09/2035 þ		57,212	14,875
1.500% due 07/09/2046 þ		1,334	356
2.750% due 07/09/2041 þ	EUR	1,000	258
3.500% due 07/09/2041 þ		$71,526	20,099

Provincia de Buenos Aires
5.250% due 09/01/2037 þ		3,872	1,369

Provincia de Cordoba
6.875% due 12/10/2025 þ		254	217

Provincia de la Rioja
6.500% due 02/24/2028 þ		5,046	2,879

Provincia de Neuquen
6.625% due 04/27/2030 ^þ		1,384	1,024

Total Argentina (Cost $74,138)			51,746

ARMENIA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Armenia International Bond
3.600% due 02/02/2031		$5,500	4,258

Total Armenia (Cost $5,397)			4,258

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	1,600	1,650

Total Austria (Cost $1,756)			1,650

AZERBAIJAN 1.0%

CORPORATE BONDS & NOTES 0.9%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$23,700	24,176

SOVEREIGN ISSUES 0.1%

Republic of Azerbaijan International Bond
3.500% due 09/01/2032		2,200	1,881
4.750% due 03/18/2024		621	617

			2,498

Total Azerbaijan (Cost $27,338)			26,674

BAHAMAS 0.3%

SOVEREIGN ISSUES 0.3%

Bahamas Government International Bond
6.000% due 11/21/2028		$6,550	5,002
9.000% due 06/16/2029		3,000	2,569

Total Bahamas (Cost $9,015)			7,571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.5%

SOVEREIGN ISSUES 0.5%

Bahrain Government International Bond
4.250% due 01/25/2028		$6,500	$6,015
5.250% due 01/25/2033		5,000	4,359
5.625% due 09/30/2031		2,900	2,686

Total Bahrain (Cost $14,270)			13,060

BELARUS 0.0%

SOVEREIGN ISSUES 0.0%

Republic of Belarus International Bond
6.378% due 02/24/2031 ^(c)		$800	281

Total Belarus (Cost $800)			281

BENIN 0.2%

SOVEREIGN ISSUES 0.2%

Benin Government International Bond
4.875% due 01/19/2032	EUR	5,200	4,276
6.875% due 01/19/2052		300	227

Total Benin (Cost $4,201)			4,503

BRAZIL 7.0%

CORPORATE BONDS & NOTES 2.1%

Banco BTG Pactual SA
2.750% due 01/11/2026		$1,000	892
4.500% due 01/10/2025		2,400	2,318

Banco General SA
3.250% due 09/30/2026		3,100	2,871
4.875% due 01/11/2029		3,500	3,285

Banco Votorantim SA
4.500% due 09/24/2024		800	776

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		18,950	18,735

CSN Inova Ventures
6.750% due 01/28/2028		9,800	9,214

CSN Resources SA
7.625% due 04/17/2026 (k)		8,636	8,646

Globo Comunicacao e Participacoes SA
4.875% due 01/22/2030		500	399

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (f)(g)		9,803	10

Vale SA
3.202% due 12/29/2049 ~(g)	BRL	168,820	11,802

			58,948

SOVEREIGN ISSUES 4.9%

Banco Nacional de Desenvolvimento Economico e Social
5.750% due 09/26/2023		$200	200

Brazil Government International Bond
4.750% due 01/14/2050		9,274	6,883

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2023 (f)	BRL	198,500	37,972
0.000% due 10/01/2023 (f)		423,400	78,478

Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050		78,775	15,080

			138,613

Total Brazil (Cost $204,488)			197,561

CAMEROON 0.4%

SOVEREIGN ISSUES 0.4%

Republic of Cameroon International Bond
5.950% due 07/07/2032	EUR	13,400	10,473

Total Cameroon (Cost $12,015)			10,473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 1.8%

CORPORATE BONDS & NOTES 1.8%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)	$7,078	$4,758

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026	3,900	2,158
3.125% due 10/22/2025	3,300	1,914

ICD Funding Ltd.
3.223% due 04/28/2026	800	751

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (f)	676	578
0.000% due 05/15/2030 (f)	4,818	3,748
7.860% due 05/15/2030 «	3,641	3,674

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)	3,400	425
9.750% due 09/28/2023 ^(c)	1,700	206
11.950% due 11/12/2023 ^(c)	1,700	213

KSA Sukuk Ltd.
5.268% due 10/25/2028	13,000	13,562

Lima Metro Line 2 Finance Ltd.
4.350% due 04/05/2036	3,930	3,434
5.875% due 07/05/2034	885	853

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	10,135	5,635

Poinsettia Finance Ltd.
6.625% due 06/17/2031	5,940	4,958

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025	200	48

Sunac China Holdings Ltd.
5.950% due 04/26/2024 ^(c)	2,900	706
6.500% due 01/26/2026 ^(c)	4,800	1,157
7.000% due 07/09/2025 ^(c)	200	48
7.500% due 02/01/2024 ^(c)	1,000	243
7.950% due 10/11/2023 ^(c)	300	72

Xiaomi Best Time International Ltd.
4.100% due 07/14/2051	1,000	613

Total Cayman Islands (Cost $67,805)		49,754

CHILE 2.6%

CORPORATE BONDS & NOTES 1.4%

Banco del Estado de Chile
2.704% due 01/09/2025	$900	856

Banco Santander Chile
2.700% due 01/10/2025	950	909

Celulosa Arauco y Constitucion SA
4.500% due 08/01/2024	200	196

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	2,200	1,976
3.625% due 08/01/2027	900	854
4.250% due 07/17/2042	8,600	7,246
4.375% due 02/05/2049	453	385
4.500% due 08/01/2047	700	602
4.875% due 11/04/2044	2,520	2,323
5.125% due 02/02/2033	4,300	4,347

Embotelladora Andina SA
3.950% due 01/21/2050	1,650	1,266

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	200	125

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	600	376
3.830% due 09/14/2061	6,700	4,604

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030	1,100	1,020
4.700% due 05/07/2050	400	352

Empresa Nacional del Petroleo
3.450% due 09/16/2031	7,100	5,885
4.375% due 10/30/2024	200	196

GNL Quintero SA
4.634% due 07/31/2029	4,895	4,692

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sociedad Quimica y Minera de Chile SA
4.250% due 05/07/2029		$1,200	$1,143

			39,353

SOVEREIGN ISSUES 1.2%

Chile Government International Bond
2.750% due 01/31/2027		12,200	11,520
3.100% due 05/07/2041		300	226
3.100% due 01/22/2061		700	458
3.240% due 02/06/2028		500	478
3.250% due 09/21/2071		7,700	5,014
3.500% due 01/31/2034		1,300	1,160
3.500% due 04/15/2053		1,000	748
3.625% due 10/30/2042 (k)		4,000	3,177
3.860% due 06/21/2047		1,700	1,396
4.340% due 03/07/2042		12,000	10,634

			34,811

Total Chile (Cost $86,388)			74,164

CHINA 0.0%

CORPORATE BONDS & NOTES 0.0%

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)		$5,800	203

ZhongAn Online P&C Insurance Co. Ltd.
3.125% due 07/16/2025		200	171

Total China (Cost $5,651)			374

COLOMBIA 2.2%

CORPORATE BONDS & NOTES 0.5%

Ecopetrol SA
4.625% due 11/02/2031		$8,100	6,239
5.875% due 05/28/2045		3,800	2,641
7.375% due 09/18/2043		6,200	5,152

			14,032

SOVEREIGN ISSUES 1.7%

Colombia Government International Bond
3.125% due 04/15/2031		3,000	2,296
3.250% due 04/22/2032		900	672
3.875% due 02/15/2061		5,900	3,416
4.125% due 02/22/2042 (k)		1,600	1,041
4.125% due 05/15/2051 (k)		19,800	12,250
4.500% due 01/28/2026 (k)		2,600	2,499
5.000% due 06/15/2045		5,900	4,139
5.200% due 05/15/2049		3,700	2,591
5.625% due 02/26/2044 (k)		2,100	1,594
6.125% due 01/18/2041		4,000	3,284
7.375% due 09/18/2037		5,325	5,136
7.500% due 02/02/2034		9,000	8,863

			47,781

Total Colombia (Cost $78,389)			61,813

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%

Costa Rica Government International Bond
6.550% due 04/03/2034 (a)		$7,500	7,553

Total Costa Rica (Cost $7,500)			7,553

DOMINICAN REPUBLIC 3.6%

SOVEREIGN ISSUES 3.6%

Dominican Republic Central Bank Notes
12.000% due 10/03/2025	DOP	119,800	2,143
13.000% due 12/05/2025		768,300	14,036
13.000% due 01/30/2026		279,600	5,108

Dominican Republic International Bond
4.875% due 09/23/2032		$10,100	8,601
5.300% due 01/21/2041		6,300	4,926

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/27/2025		$7,800	$7,721
5.500% due 02/22/2029		1,000	944
5.875% due 01/30/2060		9,700	7,453
5.950% due 01/25/2027		10,300	10,171
6.000% due 07/19/2028		13,700	13,420
6.000% due 02/22/2033		11,500	10,569
6.400% due 06/05/2049		200	168
6.500% due 02/15/2048		506	430
6.850% due 01/27/2045		300	269
6.875% due 01/29/2026		3,100	3,155
13.625% due 02/03/2033	DOP	565,000	11,732

Total Dominican Republic (Cost $104,154)			100,846

ECUADOR 0.7%

CORPORATE BONDS & NOTES 0.0%

Ecuador Social Bond SARL
0.000% due 01/30/2035 (f)		$1,807	1,360

SOVEREIGN ISSUES 0.7%

Ecuador Government International Bond
0.000% due 07/31/2030 (f)		1,750	531
1.500% due 07/31/2040 þ		9,202	2,807
2.500% due 07/31/2035 þ		39,450	13,299
5.500% due 07/31/2030 þ		6,974	3,274

			19,911

Total Ecuador (Cost $33,445)			21,271

EGYPT 2.4%

SOVEREIGN ISSUES 2.4%

Egypt Government International Bond
5.625% due 04/16/2030	EUR	500	326
5.875% due 02/16/2031		$1,800	1,096
6.375% due 04/11/2031	EUR	7,800	5,078
7.053% due 01/15/2032		$11,600	7,277
7.300% due 09/30/2033		11,150	6,875
7.500% due 02/16/2061		34,500	18,754
7.625% due 05/29/2032		8,600	5,482
7.903% due 02/21/2048		10,500	5,849
8.150% due 11/20/2059		5,000	2,799
8.500% due 01/31/2047		7,300	4,257
8.700% due 03/01/2049		7,500	4,408
8.750% due 09/30/2051		8,050	4,727
8.875% due 05/29/2050		3,700	2,193

Total Egypt (Cost $96,974)			69,121

EL SALVADOR 0.3%

SOVEREIGN ISSUES 0.3%

El Salvador Government International Bond
6.375% due 01/18/2027		$2,000	1,128
7.125% due 01/20/2050		7,450	3,448
7.625% due 09/21/2034		3,170	1,503
7.650% due 06/15/2035		1,200	570
8.250% due 04/10/2032		1,410	748
9.500% due 07/15/2052		1,000	519

Total El Salvador (Cost $14,714)			7,916

ETHIOPIA 0.0%

SOVEREIGN ISSUES 0.0%

Ethiopia Government International Bond
6.625% due 12/11/2024		$2,000	1,410

Total Ethiopia (Cost $1,971)			1,410

GEORGIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Georgian Railway JSC
4.000% due 06/17/2028		$200	172

Total Georgia (Cost $174)			172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GHANA 0.6%

SOVEREIGN ISSUES 0.6%

Ghana Government International Bond
0.000% due 04/07/2025 ^(c)		$1,200	$409
7.625% due 05/16/2029 ^(c)		1,550	548
7.750% due 04/07/2029 ^(c)		1,100	388
7.875% due 02/11/2035 ^(c)		1,400	492
8.125% due 03/26/2032 ^(c)		7,700	2,718
8.625% due 04/07/2034 ^(c)		7,600	2,660
8.750% due 03/11/2061 ^(c)		23,250	7,905
8.875% due 05/07/2042 ^(c)		700	240
8.950% due 03/26/2051 ^(c)		2,600	887
10.750% due 10/14/2030 ^		445	309

Total Ghana (Cost $38,812)			16,556

GUATEMALA 0.9%

SOVEREIGN ISSUES 0.9%

Guatemala Government International Bond
4.375% due 06/05/2027		$6,400	6,199
4.500% due 05/03/2026		2,300	2,255
4.650% due 10/07/2041		3,200	2,636
4.875% due 02/13/2028		5,500	5,362
4.900% due 06/01/2030		600	575
5.250% due 08/10/2029		4,000	3,909
5.375% due 04/24/2032		1,000	974
6.125% due 06/01/2050		3,150	2,991

Total Guatemala (Cost $26,834)			24,901

HONG KONG 1.2%

CORPORATE BONDS & NOTES 0.8%

AIA Group Ltd.
3.200% due 09/16/2040		$400	299

Fortune Star BVI Ltd.
3.950% due 10/02/2026	EUR	3,600	2,702
4.350% due 05/06/2023		800	853
6.850% due 07/02/2024		$2,197	1,951

Huarong Finance Co. Ltd.
3.250% due 11/13/2024		500	449
3.375% due 02/24/2030		1,700	1,158
3.750% due 05/29/2024		200	186
4.500% due 05/29/2029		5,200	3,770
5.000% due 11/19/2025		1,000	868
5.500% due 01/16/2025		400	369
6.178% (US0003M + 1.250%) due 02/24/2025 ~		6,300	5,657

Lenovo Group Ltd.
3.421% due 11/02/2030		1,700	1,426
5.875% due 04/24/2025 (k)		2,800	2,814

			22,502

SOVEREIGN ISSUES 0.4%

Airport Authority
2.625% due 02/04/2051		4,300	2,990
4.875% due 01/12/2030		8,300	8,513

			11,503

Total Hong Kong (Cost $36,068)			34,005

HUNGARY 1.1%

SOVEREIGN ISSUES 1.1%

Hungary Government International Bond
1.625% due 04/28/2032	EUR	1,400	1,123
1.750% due 06/05/2035		100	74
2.125% due 09/22/2031		$4,000	3,082
3.125% due 09/21/2051		2,000	1,234
5.250% due 06/16/2029		14,900	14,542
5.500% due 06/16/2034		1,700	1,641
6.750% due 09/25/2052		2,100	2,179
7.625% due 03/29/2041		6,900	7,780

Total Hungary (Cost $31,992)			31,655

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	35

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.9%

CORPORATE BONDS & NOTES 0.6%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$2,600	$1,857

Adani Transmission Step-One Ltd.
4.250% due 05/21/2036		1,352	944

JSW Steel Ltd.
5.050% due 04/05/2032		9,000	7,376

Reliance Industries Ltd.
2.875% due 01/12/2032		6,100	5,075

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		600	560

ReNew Wind Energy AP2
4.500% due 07/14/2028		2,800	2,357

			18,169

SOVEREIGN ISSUES 0.3%

Export-Import Bank of India
3.375% due 08/05/2026		9,800	9,256

Total India (Cost $32,344)			27,425

INDONESIA 5.3%

CORPORATE BONDS & NOTES 3.6%

Bank Mandiri Persero Tbk PT
2.000% due 04/19/2026		$2,000	1,814
3.750% due 04/11/2024		200	197

Bank Rakyat Indonesia Persero Tbk PT
3.950% due 03/28/2024		2,400	2,369

Freeport Indonesia PT
5.315% due 04/14/2032 (k)		5,900	5,523

Indonesia Asahan Aluminium Persero PT
5.450% due 05/15/2030		12,900	12,672

Pelabuhan Indonesia Persero PT
4.250% due 05/05/2025		6,100	5,949
4.500% due 05/02/2023		3,500	3,498
4.875% due 10/01/2024		800	795
5.375% due 05/05/2045		2,000	1,900

Pertamina Persero PT
1.400% due 02/09/2026		1,900	1,739
4.175% due 01/21/2050		5,000	3,901
4.700% due 07/30/2049		3,000	2,491
5.625% due 05/20/2043		1,000	948
6.000% due 05/03/2042		19,558	19,317
6.450% due 05/30/2044		6,900	7,106
6.500% due 11/07/2048		700	727

Perusahaan Penerbit SBSN Indonesia
3.800% due 06/23/2050		1,100	883

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050		13,700	9,791
4.125% due 05/15/2027		1,500	1,438
4.375% due 02/05/2050		3,200	2,424
5.250% due 10/24/2042		12,100	10,636
5.250% due 05/15/2047		5,200	4,505
5.450% due 05/21/2028		250	249
6.250% due 01/25/2049		700	680

			101,552

SOVEREIGN ISSUES 1.7%

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	5,400	4,332
2.625% due 06/14/2023		1,700	1,842
4.200% due 10/15/2050		$400	347
4.625% due 04/15/2043		400	375
4.750% due 07/18/2047		1,200	1,128
4.850% due 01/11/2033		8,400	8,370
5.125% due 01/15/2045		5,000	4,926
5.250% due 01/17/2042		4,700	4,606
5.250% due 01/08/2047		2,000	1,999
5.650% due 01/11/2053		700	730
6.625% due 02/17/2037		6,340	7,299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 01/15/2044		$4,900	$5,744
7.750% due 01/17/2038		4,225	5,334
8.500% due 10/12/2035		1,290	1,680

			48,712

Total Indonesia (Cost $166,174)			150,264

IRELAND 0.9%

CORPORATE BONDS & NOTES 0.9%

Republic of Angola Via Avenir Issuer Ireland DAC
6.927% due 02/19/2027		$25,286	23,531

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	1,000	950

Total Ireland (Cost $25,477)			24,481

ISRAEL 2.2%

CORPORATE BONDS & NOTES 1.1%

Bank Hapoalim BM
3.255% due 01/21/2032 •(h)		$8,300	6,935

Israel Electric Corp. Ltd.
3.750% due 02/22/2032		6,200	5,414
4.250% due 08/14/2028		9,700	9,132
5.000% due 11/12/2024		500	494

Leviathan Bond Ltd.
6.125% due 06/30/2025		5,600	5,467
6.500% due 06/30/2027		4,600	4,427

			31,869

SOVEREIGN ISSUES 1.1%

Israel Government International Bond
0.150% due 07/31/2023	ILS	31,600	8,667
1.500% due 11/30/2023		77,900	21,265

			29,932

Total Israel (Cost $66,174)			61,801

IVORY COAST 1.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Republic of Cote d’lvoire
7.985% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	1,680	1,722

SOVEREIGN ISSUES 0.9%

Ivory Coast Government International Bond
4.875% due 01/30/2032		900	747
5.250% due 03/22/2030		2,500	2,232
5.750% due 12/31/2032 þ		$22,614	21,172
6.875% due 10/17/2040	EUR	1,400	1,125

			25,276

Total Ivory Coast (Cost $30,059)			26,998

JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$1,838	1,540

Total Jamaica (Cost $1,841)			1,540

JERSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Corsair International Ltd.
7.772% due 01/28/2027 •	EUR	8,600	9,187
8.122% due 01/28/2029 •		4,600	4,889

Total Jersey, Channel Islands (Cost $14,776)			14,076

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JORDAN 0.5%

SOVEREIGN ISSUES 0.5%

Jordan Government International Bond
5.750% due 01/31/2027		$1,800	$1,726
5.850% due 07/07/2030		346	309
6.125% due 01/29/2026		6,600	6,494
7.375% due 10/10/2047		5,550	4,703

Total Jordan (Cost $14,793)			13,232

KAZAKHSTAN 1.3%

CORPORATE BONDS & NOTES 1.2%

KazMunayGas National Co. JSC
3.500% due 04/14/2033		$3,000	2,257
4.750% due 04/24/2025		5,800	5,633
4.750% due 04/19/2027		1,500	1,382
5.375% due 04/24/2030		385	344
5.750% due 04/19/2047		12,000	9,413
6.375% due 10/24/2048		1,400	1,168

KazTransGas JSC
4.375% due 09/26/2027		1,200	1,079

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		6,100	4,591
4.000% due 08/15/2026		7,700	6,825

			32,692

SOVEREIGN ISSUES 0.1%

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	1,300	1,279
4.875% due 10/14/2044		$200	179
6.500% due 07/21/2045		1,200	1,253

			2,711

Total Kazakhstan (Cost $41,356)			35,403

KENYA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Kenya Government International Bond
6.875% due 06/24/2024		$2,300	2,132
8.000% due 05/22/2032		2,450	1,995

Total Kenya (Cost $5,035)			4,127

LEBANON 0.0%

SOVEREIGN ISSUES 0.0%

Lebanon Government International Bond
8.250% due 05/17/2034 ^(c)		$8,300	541

Total Lebanon (Cost $529)			541

LUXEMBOURG 2.1%

CORPORATE BONDS & NOTES 2.1%

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		$1,022	1,017

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		2,581	1,527

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		4,500	4,634
6.510% due 02/23/2042		4,300	4,537

Guara Norte SARL
5.198% due 06/15/2034		9,561	8,241

Petrorio Luxembourg Trading SARL
6.125% due 06/09/2026		5,800	5,452

TMS Issuer SARL
5.780% due 08/23/2032		29,600	30,918

Unigel Luxembourg SA
8.750% due 10/01/2026		4,500	4,165

Total Luxembourg (Cost $62,114)			60,491

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MACEDONIA 0.3%

SOVEREIGN ISSUES 0.3%

North Macedonia Government International Bond
6.960% due 03/13/2027	EUR	6,700	$7,311

Total Macedonia (Cost $7,086)			7,311

MALAYSIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Petronas Capital Ltd.
3.404% due 04/28/2061		$3,300	2,400
4.550% due 04/21/2050		4,000	3,709
4.800% due 04/21/2060		5,730	5,470

Total Malaysia (Cost $13,146)			11,579

		SHARES
MEXICO 9.1%

COMMON STOCKS 0.0%

Hipotecaria Su Casita SA de CV «(d)		93,349	0

Urbi Desarrollos Urbanos SAB de CV (d)		4,673	2

			2

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 6.3%

America Movil SAB de CV
5.375% due 04/04/2032		$4,100	3,668

Banco Mercantil del Norte SA
6.625% due 01/24/2032 •(g)(h)		2,200	1,777
7.500% due 06/27/2029 •(g)(h)		5,540	4,794
7.625% due 01/10/2028 •(g)(h)		500	443
8.375% due 10/14/2030 •(g)(h)		700	650

Industrias Penoles SAB de CV
4.750% due 08/06/2050		2,100	1,648

Minera Mexico SA de CV
4.500% due 01/26/2050		6,200	4,731

Petroleos Mexicanos
5.083% due 08/24/2023 •	EUR	8,400	9,091
5.950% due 01/28/2031		$3,700	2,834
6.350% due 02/12/2048		23,238	14,309
6.375% due 01/23/2045		12,500	7,906
6.500% due 06/02/2041		13,000	8,681
6.625% due 06/15/2035		1,225	894
6.700% due 02/16/2032		34,220	27,265
6.750% due 09/21/2047		13,590	8,845
6.950% due 01/28/2060		58,220	37,678
7.690% due 01/23/2050		41,533	29,341
8.750% due 06/02/2029		3,000	2,793
10.000% due 02/07/2033		8,900	8,538

Trust Fibra Uno
6.390% due 01/15/2050		2,800	2,106

			177,992

SOVEREIGN ISSUES 2.8%

Mexico Government International Bond
3.750% due 04/19/2071		9,200	6,142
3.771% due 05/24/2061		10,000	6,782
4.000% due 03/15/2115	EUR	4,000	3,097
4.280% due 08/14/2041		$3,000	2,459
5.000% due 04/27/2051 (k)		4,800	4,130
5.400% due 02/09/2028		9,800	10,113
5.750% due 10/12/2110		34,000	30,512
6.350% due 02/09/2035		16,000	17,030

			80,265

Total Mexico (Cost $330,627)			258,259

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONGOLIA 0.2%

SOVEREIGN ISSUES 0.2%

Mongolia Government International Bond
3.500% due 07/07/2027		$7,800	$6,240
5.625% due 05/01/2023		754	751

Total Mongolia (Cost $8,400)			6,991

MOROCCO 0.6%

CORPORATE BONDS & NOTES 0.3%

OCP SA
3.750% due 06/23/2031		$5,750	4,726
5.125% due 06/23/2051		4,800	3,509

			8,235

SOVEREIGN ISSUES 0.3%

Morocco Government International Bond
6.500% due 09/08/2033		8,200	8,491

Total Morocco (Cost $18,463)			16,726

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$1,900	1,810

Total Namibia (Cost $1,873)			1,810

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

InterCement Financial Operations BV
5.750% due 07/17/2024		$500	343

Metinvest BV
7.750% due 04/23/2023		200	195
8.500% due 04/23/2026		3,300	2,063

NE Property BV
1.875% due 10/09/2026	EUR	200	186

Prosus NV
1.539% due 08/03/2028		1,600	1,417
2.031% due 08/03/2032		1,000	777
3.061% due 07/13/2031		$2,000	1,577
3.257% due 01/19/2027		2,900	2,638
3.680% due 01/21/2030		900	765
4.027% due 08/03/2050		1,500	988

Republic of Angola Via Avenir BV
9.687% (US0006M + 4.500%) due 12/07/2023 ~		5,054	5,117
12.638% (US0006M + 7.500%) due 07/03/2023 ~		5,858	5,902

Teva Pharmaceutical Finance Netherlands BV
7.375% due 09/15/2029	EUR	2,300	2,533
7.875% due 09/15/2031		1,700	1,907

Total Netherlands (Cost $29,788)			26,408

NIGERIA 2.4%

CORPORATE BONDS & NOTES 0.3%

BOI Finance BV
7.500% due 02/16/2027	EUR	10,300	8,692

SOVEREIGN ISSUES 2.1%

Nigeria Government International Bond
6.125% due 09/28/2028		$7,700	6,019
6.375% due 07/12/2023 (k)		14,528	14,442
6.500% due 11/28/2027		7,500	6,130
7.143% due 02/23/2030		11,100	8,492
7.375% due 09/28/2033		3,700	2,631
7.625% due 11/28/2047		2,000	1,280
7.696% due 02/23/2038		7,500	5,053
7.875% due 02/16/2032		5,600	4,238

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 09/28/2051	$6,400	$4,259
8.375% due 03/24/2029	2,000	1,653
8.747% due 01/21/2031	6,850	5,525

		59,722

Total Nigeria (Cost $83,554)		68,414

OMAN 1.8%

SOVEREIGN ISSUES 1.8%

Oman Government International Bond
4.875% due 02/01/2025	$8,700	8,595
5.625% due 01/17/2028	3,830	3,836
6.000% due 08/01/2029	15,000	15,120
6.250% due 01/25/2031	3,400	3,468
6.500% due 03/08/2047	3,300	3,048
6.750% due 10/28/2027	2,300	2,407
6.750% due 01/17/2048	5,500	5,215
7.000% due 01/25/2051	6,100	5,954
7.375% due 10/28/2032	2,300	2,515

Total Oman (Cost $50,086)		50,158

PAKISTAN 0.3%

SOVEREIGN ISSUES 0.3%

Pakistan Government International Bond
6.000% due 04/08/2026	$3,200	1,176
6.875% due 12/05/2027	1,400	505
7.375% due 04/08/2031	5,800	2,088
8.875% due 04/08/2051	11,900	4,129

Total Pakistan (Cost $18,534)		7,898

PANAMA 2.3%

CORPORATE BONDS & NOTES 0.5%

Aeropuerto Internacional de Tocumen SA
5.125% due 08/11/2061	$4,500	3,505

Banco General SA
5.250% due 05/07/2031 •(g)	600	524
5.250% due 05/07/2031 •(g)(h)	9,500	8,301

Banco Nacional de Panama
2.500% due 08/11/2030	1,800	1,398

ENA Norte Trust
4.950% due 04/25/2028	863	839

		14,567

SOVEREIGN ISSUES 1.8%

Panama Government International Bond
4.300% due 04/29/2053	4,400	3,239
4.500% due 05/15/2047	4,100	3,226
4.500% due 04/16/2050	1,000	764
4.500% due 04/01/2056	4,900	3,659
4.500% due 01/19/2063	5,300	3,836
6.400% due 02/14/2035	13,200	13,793
6.700% due 01/26/2036 (k)	8,800	9,335
6.853% due 03/28/2054	3,400	3,495
7.125% due 01/29/2026	5,000	5,302
8.125% due 04/28/2034	2,860	3,326
9.375% due 04/01/2029	518	636

		50,611

Total Panama (Cost $75,642)		65,178

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Paraguay Government International Bond
2.739% due 01/29/2033	$800	652
3.849% due 06/28/2033	1,100	972
4.700% due 03/27/2027 (k)	1,500	1,478
5.400% due 03/30/2050	2,300	1,989
5.600% due 03/13/2048	200	178
6.100% due 08/11/2044	2,300	2,237

Total Paraguay (Cost $8,633)		7,506

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	37

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.1%

CORPORATE BONDS & NOTES 0.8%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	14,500	$3,630

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026		$1,700	1,452

InRetail Consumer
3.250% due 03/22/2028		5,000	4,328

Petroleos del Peru SA
4.750% due 06/19/2032		4,000	2,977
5.625% due 06/19/2047		15,600	10,117

			22,504

SOVEREIGN ISSUES 0.3%

Peru Government International Bond
3.000% due 01/15/2034		5,000	4,091
3.230% due 07/28/2121		2,100	1,257
3.600% due 01/15/2072		2,600	1,745
6.550% due 03/14/2037		1,200	1,308

			8,401

Total Peru (Cost $41,370)			30,905

PHILIPPINES 0.8%

CORPORATE BONDS & NOTES 0.1%

PLDT, Inc.
3.450% due 06/23/2050		$5,800	3,919

SOVEREIGN ISSUES 0.7%

Philippines Government International Bond
2.650% due 12/10/2045		2,200	1,513
2.950% due 05/05/2045		6,400	4,625
3.700% due 03/01/2041		8,300	6,890
3.700% due 02/02/2042		3,000	2,460
5.000% due 07/17/2033		5,700	5,800

			21,288

Total Philippines (Cost $32,546)			25,207

POLAND 1.2%

SOVEREIGN ISSUES 1.2%

Poland Government International Bond
4.875% due 10/04/2033 (a)		$8,200	8,174
5.500% due 11/16/2027		18,100	18,895
5.500% due 04/04/2053 (a)		8,200	8,321

Total Poland (Cost $34,433)			35,390

QATAR 1.7%

CORPORATE BONDS & NOTES 1.0%

QatarEnergy Trading LLC
2.250% due 07/12/2031		$3,500	2,978
3.125% due 07/12/2041		14,350	11,238
3.300% due 07/12/2051		20,400	15,252

			29,468

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		3,900	3,895

SOVEREIGN ISSUES 0.6%

Qatar Government International Bond
4.400% due 04/16/2050		2,500	2,319
4.625% due 06/02/2046		5,100	4,928
4.817% due 03/14/2049		7,980	7,841
5.103% due 04/23/2048		2,375	2,419

			17,507

Total Qatar (Cost $56,750)			50,870

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 2.7%

SOVEREIGN ISSUES 2.7%

Romania Government International Bond
1.750% due 07/13/2030	EUR	22,400	$17,906
2.000% due 12/08/2026		4,500	4,392
2.124% due 07/16/2031		5,450	4,295
2.125% due 03/07/2028		2,800	2,594
2.375% due 04/19/2027		350	341
2.750% due 04/14/2041 (k)		6,000	3,850
2.875% due 04/13/2042		16,000	10,221
3.375% due 01/28/2050		5,300	3,483
3.500% due 04/03/2034		1,900	1,568
3.750% due 02/07/2034		4,300	3,651
4.000% due 02/14/2051		$5,500	3,855
4.625% due 04/03/2049	EUR	1,200	969
5.000% due 09/27/2026		13,700	14,853
6.125% due 01/22/2044		$5,000	4,792

Total Romania (Cost $96,336)			76,770

RUSSIA 0.2%

CORPORATE BONDS & NOTES 0.1%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023 ^(c)		$4,000	2,440

SOVEREIGN ISSUES 0.1%

Russia Government International Bond
1.125% due 11/20/2027 «	EUR	1,300	85
1.850% due 11/20/2032 «		4,600	299
2.875% due 12/04/2025 «		2,200	143
4.250% due 06/23/2027 «		$800	48
5.100% due 03/28/2035 «		10,000	600
5.250% due 06/23/2047 «		1,600	96
7.500% due 03/31/2030		363	245

			1,516

Total Russia (Cost $24,031)			3,956

RWANDA 0.1%

SOVEREIGN ISSUES 0.1%

Rwanda Government International Bond
5.500% due 08/09/2031		$2,300	1,666

Total Rwanda (Cost $2,300)			1,666

SAUDI ARABIA 5.9%

CORPORATE BONDS & NOTES 1.2%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$10,200	8,626
2.875% due 04/16/2024		300	294
3.500% due 11/24/2070 (k)		21,000	14,228
3.500% due 11/24/2070		3,200	2,168
4.250% due 04/16/2039		3,500	3,144
4.375% due 04/16/2049		5,000	4,309

			32,769

SOVEREIGN ISSUES 4.7%

Saudi Government International Bond
2.250% due 02/02/2033		13,100	10,780
3.250% due 10/22/2030		3,500	3,231
3.450% due 02/02/2061		8,100	5,746
3.625% due 03/04/2028		8,800	8,477
3.750% due 01/21/2055		4,200	3,238
4.375% due 04/16/2029		200	200
4.500% due 10/26/2046		31,900	28,077
4.625% due 10/04/2047		1,400	1,250
4.750% due 01/18/2028		34,600	35,051
4.875% due 07/18/2033		36,100	36,499
5.000% due 04/17/2049		200	187

			132,736

Total Saudi Arabia (Cost $185,666)			165,505

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SENEGAL 0.2%

SOVEREIGN ISSUES 0.2%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	2,800	$2,565
5.375% due 06/08/2037		2,700	1,893
6.250% due 05/23/2033		$200	160
6.750% due 03/13/2048		1,600	1,115

Total Senegal (Cost $8,430)			5,733

SERBIA 1.3%

SOVEREIGN ISSUES 1.3%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	500	419
1.500% due 06/26/2029		3,600	2,986
1.650% due 03/03/2033		2,400	1,724
3.125% due 05/15/2027		16,320	16,003
6.250% due 05/26/2028		$4,800	4,859
6.500% due 09/26/2033		11,800	11,746

Total Serbia (Cost $42,092)			37,737

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%

Medco Bell Pte. Ltd.
6.375% due 01/30/2027		$3,300	2,976

Total Singapore (Cost $3,273)			2,976

SOUTH AFRICA 4.8%

CORPORATE BONDS & NOTES 2.9%

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		$2,000	1,751
6.500% due 04/15/2040		1,300	1,272

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	399,500	22,279

Eskom Holdings SOC Ltd.
4.314% due 07/23/2027		$7,200	6,424
6.350% due 08/10/2028		21,100	19,997
8.450% due 08/10/2028		19,000	18,495

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,700	3,682

Sasol Financing USA LLC
5.875% due 03/27/2024		6,000	5,935
6.500% due 09/27/2028		1,150	1,076

			80,911

SOVEREIGN ISSUES 1.9%

South Africa Government International Bond
4.850% due 09/30/2029		4,000	3,599
4.875% due 04/14/2026		2,100	2,043
5.375% due 07/24/2044		200	149
5.650% due 09/27/2047		2,200	1,631
5.750% due 09/30/2049		3,500	2,579
7.300% due 04/20/2052		4,000	3,485
10.500% due 12/21/2026 (k)	ZAR	675,700	40,411

			53,897

Total South Africa (Cost $143,635)			134,808

SOUTH KOREA 0.4%

CORPORATE BONDS & NOTES 0.4%

KB Kookmin Card Co. Ltd.
1.500% due 05/13/2026		$600	534

LG Chem Ltd.
1.375% due 07/07/2026		11,200	10,024

Shinhan Financial Group Co. Ltd.
2.875% due 05/12/2026 •(g)(h)		2,000	1,690

Total South Korea (Cost $13,745)			12,248

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 0.2%

CORPORATE BONDS & NOTES 0.2%

Banco Santander SA
5.147% due 08/18/2025		$6,400	$6,288

Total Spain (Cost $6,400)			6,288

SRI LANKA 0.6%

SOVEREIGN ISSUES 0.6%

Sri Lanka Government International Bond
5.750% due 04/18/2023 ^(c)		$11,133	4,009
6.125% due 06/03/2025 ^(c)		6,400	2,392
6.200% due 05/11/2027 ^(c)		1,600	576
6.350% due 06/28/2024		620	225
6.750% due 04/18/2028		955	344
6.825% due 07/18/2026 ^(c)		500	185
6.850% due 03/14/2024		254	92
6.850% due 11/03/2025 ^(c)		4,450	1,647
7.550% due 03/28/2030 ^(c)		19,400	6,983
7.850% due 03/14/2029 ^(c)		600	216

Total Sri Lanka (Cost $31,801)			16,669

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

African Export-Import Bank
2.634% due 05/17/2026		$8,000	7,180

Total Supranational (Cost $8,000)			7,180

SWITZERLAND 0.5%

CORPORATE BONDS & NOTES 0.5%

Credit Suisse AG
4.750% due 08/09/2024		$5,500	5,337

Credit Suisse AG AT1 Claim ^		2,000	115

Credit Suisse Group AG
6.373% due 07/15/2026 •		4,450	4,311
9.016% due 11/15/2033 •		2,700	3,206

Total Switzerland (Cost $12,815)			12,969

TANZANIA 0.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
7.737% (EUR003M + 5.400%) due 04/26/2028 ~	EUR	9,600	10,272

Total Tanzania (Cost $11,235)			10,272

THAILAND 0.3%

CORPORATE BONDS & NOTES 0.3%

Bangkok Bank PCL
3.466% due 09/23/2036 •(h)		$10,200	8,346

PTTEP Treasury Center Co. Ltd.
2.587% due 06/10/2027		400	365

Total Thailand (Cost $10,611)			8,711

TUNISIA 0.3%

SOVEREIGN ISSUES 0.3%

Tunisian Republic International Bond
3.280% due 08/09/2027	JPY	200,000	729
5.625% due 02/17/2024	EUR	4,100	3,276
6.750% due 10/31/2023		3,800	3,566

Total Tunisia (Cost $8,315)			7,571

TURKEY 4.4%

CORPORATE BONDS & NOTES 0.2%

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		$1,448	1,293

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turkiye Is Bankasi AS
6.125% due 04/25/2024		$1,400	$1,388

Yapi ve Kredi Bankasi AS
5.850% due 06/21/2024		1,800	1,772

			4,453

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

SOCAR Turkey Enerji AS
6.553% (EUR003M + 3.450%) due 08/11/2026 «~	EUR	16,600	17,328

SOVEREIGN ISSUES 3.6%

Turkey Government International Bond
4.250% due 03/13/2025		$1,800	1,696
4.875% due 04/16/2043		14,100	9,379
5.250% due 03/13/2030		4,100	3,396
5.750% due 05/11/2047		59,100	42,057
5.875% due 06/26/2031		2,300	1,922
5.950% due 01/15/2031		3,100	2,633
6.000% due 03/25/2027		1,300	1,204
6.000% due 01/14/2041 (k)		20,280	15,346
6.125% due 10/24/2028		5,300	4,785
6.375% due 10/14/2025		600	580
6.875% due 03/17/2036		4,800	4,124
9.375% due 01/19/2033		10,000	10,200

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		4,700	4,715

			102,037

Total Turkey (Cost $141,926)			123,818

UKRAINE 0.4%

CORPORATE BONDS & NOTES 0.0%

NPC Ukrenergo
6.875% due 11/09/2028 ^(c)		$7,000	1,223

SOVEREIGN ISSUES 0.4%

Ukraine Government International Bond
4.375% due 01/27/2032 ^(c)	EUR	8,600	1,632
6.876% due 05/21/2031 ^(c)		$6,800	1,200
7.253% due 03/15/2035 ^(c)		14,100	2,469
7.375% due 09/25/2034 ^(c)		9,360	1,636
7.750% due 09/01/2024 ^(c)		2,200	494
7.750% due 09/01/2026 ^(c)		3,800	713
7.750% due 09/01/2027 ^(c)		9,550	1,771
7.750% due 09/01/2028 ^(c)		800	151

			10,066

Total Ukraine (Cost $55,240)			11,289

UNITED ARAB EMIRATES 1.4%

CORPORATE BONDS & NOTES 0.6%

Abu Dhabi Crude Oil Pipeline LLC
3.650% due 11/02/2029		$2,700	2,534

DP World Ltd.
4.700% due 09/30/2049		500	436
5.625% due 09/25/2048		6,550	6,355
6.850% due 07/02/2037		5,550	6,193

Ruwais Power Co. PJSC
6.000% due 08/31/2036		620	650

			16,168

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

NMC Opco Ltd.
10.647% (LIBOR03M + 6.000%) due 03/25/2027 «~	AED	22,433	6,123
10.818% (LIBOR03M + 6.000%) due 03/25/2027 «~		16,825	4,593

			10,716

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi Government International Bond
1.625% due 06/02/2028		$8,300	$7,404
3.125% due 05/03/2026		1,300	1,262

Emirate of Dubai Government International Bond
3.900% due 09/09/2050		400	291

Finance Department Government of Sharjah
4.375% due 03/10/2051		4,350	2,966

			11,923

Total United Arab Emirates (Cost $42,483)			38,807

UNITED KINGDOM 1.8%

CORPORATE BONDS & NOTES 1.0%

Antofagasta PLC
2.375% due 10/14/2030		$1,200	959

Fresnillo PLC
4.250% due 10/02/2050		5,400	4,068

HSBC Holdings PLC
3.803% due 03/11/2025 •		1,000	978
5.210% due 08/11/2028 •		3,200	3,170
5.402% due 08/11/2033 •		1,100	1,088

Lloyds Banking Group PLC
4.716% due 08/11/2026 •		3,400	3,313
4.976% due 08/11/2033 •		3,900	3,738

NatWest Group PLC
4.269% due 03/22/2025 •		300	295
4.800% due 04/05/2026		300	291

Standard Chartered PLC
7.767% due 11/16/2028 •		9,400	10,088

Ukraine Railways Via Rail Capital Markets PLC
8.250% due 07/09/2026 ^(c)		4,000	840

Ukreximbank Via Biz Finance PLC
9.750% due 01/22/2025		800	600

			29,428

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

Canada Square Funding PLC
4.717% due 01/17/2059 •	GBP	2,790	3,385
5.114% (SONIA3M IR + 0.950%) due 06/17/2058 ~		999	1,218

Formentera Issuer PLC
4.771% due 07/28/2047 •		161	197

Polaris PLC
5.409% due 05/27/2057 •		383	473
5.429% due 05/23/2059 •		2,750	3,398

RMAC PLC
4.970% due 06/12/2046 •		2,147	2,646

Rochester Financing PLC
4.870% due 12/18/2044 •		2,946	3,578

Stratton Mortgage Funding PLC
5.051% (SONIO/N + 0.900%) due 03/12/2052 ~		585	716

Towd Point Mortgage Funding
4.993% due 05/20/2045 •		1,040	1,277
5.243% due 07/20/2045 •		124	152
5.893% due 02/20/2054 •		2,650	3,264

Tower Bridge Funding PLC
4.891% due 12/20/2063 •		2,183	2,664

			22,968

Total United Kingdom (Cost $55,434)			52,396

UNITED STATES 9.4%

ASSET-BACKED SECURITIES 0.5%

Aames Mortgage Investment Trust
5.325% due 04/25/2036 •		$771	683

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.895% due 11/25/2034 •		164	159

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	39

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
5.145% due 07/25/2036 •	$640	$553

Countrywide Asset-Backed Certificates Trust
5.325% due 02/25/2037 •	2,795	2,677
5.970% due 11/25/2035 •	2,400	2,318

Credit-Based Asset Servicing & Securitization Trust
3.130% due 01/25/2037 ^þ	7,034	2,162

CSAB Mortgage-Backed Trust
6.220% due 09/25/2036 ^þ	159	54
6.672% due 06/25/2036 ^þ	237	70

GSAA Home Equity Trust
6.502% due 11/25/2036 þ	1,034	404

Home Equity Asset Trust
6.195% due 02/25/2033 •	76	73

MASTR Asset-Backed Securities Trust
5.545% due 09/25/2034 •	146	115

Morgan Stanley ABS Capital, Inc. Trust
5.610% due 01/25/2035 •	23	21
5.640% due 03/25/2034 •	2,352	2,241

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •	240	69
6.000% due 02/25/2037 ^~	55	35

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.995% due 07/25/2036 •	424	381

Option One Mortgage Loan Trust
5.065% due 04/25/2037 •	578	393
5.065% due 05/25/2037 ~	234	139

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.625% due 09/25/2035 •	1,600	1,318

RAAC Trust
5.545% due 02/25/2046 •	141	140

Saxon Asset Securities Trust
5.155% due 09/25/2037 •	297	280

Soundview Home Loan Trust
5.370% due 03/25/2036 •	485	479
5.745% due 10/25/2037 •	734	573

		15,337

	SHARES
COMMON STOCKS 0.0%

Constellation Oil ‘B’ «(d)(i)	2,865,490	311

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.6%

DAE Funding LLC
2.625% due 03/20/2025	$1,800	1,695

Pricoa Global Funding
4.200% due 08/28/2025	450	442

Rio Oil Finance Trust
8.200% due 04/06/2028	4,394	4,432
9.250% due 07/06/2024	1,650	1,671
9.750% due 01/06/2027	4,425	4,587

Rutas 2 & 7 Finance Ltd.
0.000% due 09/30/2036 (f)	8,185	5,180

		18,007

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	5,919	5,534

Ecopetrol SA
TBD% due 08/17/2024 «µ	13,400	12,979

		18,513

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%

Adjustable Rate Mortgage Trust
3.612% due 11/25/2035 ^~	67	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arroyo Mortgage Trust
4.950% due 07/25/2057 þ	$2,041	$1,996

Banc of America Funding Trust
4.245% due 11/20/2035 ^~	73	63
6.388% due 04/25/2037 ^þ	97	84

BANK
4.407% due 11/15/2061 ~	3,200	3,085

BCAP LLC Trust
3.000% due 05/26/2037 ~	2,065	1,797

Bear Stearns Adjustable Rate Mortgage Trust
3.957% due 01/25/2035 ~	5	4
4.594% due 02/25/2036 ^~	33	28

Benchmark Mortgage Trust
3.666% due 01/15/2051 ~	1,500	1,397
4.261% due 10/10/2051	4,100	3,898

CIM Trust
5.500% due 08/25/2064 ~	7,058	7,160

Citigroup Mortgage Loan Trust
3.440% due 09/25/2035 •	26	26
3.748% due 07/25/2046 ^~	40	35

CitiMortgage Alternative Loan Trust
5.495% due 10/25/2036 •	501	416

Countrywide Alternative Loan Trust
5.195% due 05/25/2036 ^•	488	208
5.485% due 11/25/2035 •	89	70
5.750% due 03/25/2037 ^~	87	50
6.250% due 11/25/2036 ^	58	45

Countrywide Home Loan Mortgage Pass-Through Trust
3.521% due 02/25/2047 ^~	45	37
3.631% due 09/25/2047 ^~	22	18
3.737% due 04/20/2036 ^~	1	1
3.805% due 03/25/2037 ^~	34	29

Credit Suisse Mortgage Capital Certificates
3.188% due 11/30/2037 ~	699	641

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	525	330

Credit Suisse Mortgage Capital Trust
0.938% due 05/25/2066 ~	4,257	3,370
1.756% due 10/25/2066 ~	2,429	2,039
2.000% due 01/25/2060 ~	2,031	1,744

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.910% due 10/25/2035 ~	4	4
5.500% due 12/25/2035 ^	101	87

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 ^þ	59	52
6.386% due 10/25/2036 ^þ	59	52

Ellington Financial Mortgage Trust
5.900% due 09/25/2067 þ	7,049	6,986

GSMPS Mortgage Loan Trust
5.195% due 01/25/2036 •	135	109

HarborView Mortgage Loan Trust
3.458% due 08/19/2036 ^~	4	4

Impac CMB Trust
5.485% due 03/25/2035 •	79	71

IndyMac INDA Mortgage Loan Trust
3.064% due 11/25/2037 ~	589	463
3.377% due 08/25/2036 ~	111	86

IndyMac INDX Mortgage Loan Trust
3.164% due 06/25/2036 ~	83	63
3.291% due 10/25/2035 ~	74	58
5.145% due 06/25/2037 ^•	107	41
5.205% due 02/25/2037 •	431	403

JP Morgan Mortgage Trust
3.676% due 08/25/2035 ~	24	22
3.799% due 04/25/2035 ~	1	1
3.902% due 11/25/2035 ^~	30	24

JP Morgan Resecuritization Trust
2.500% due 03/25/2056	119	113

Legacy Mortgage Asset Trust
3.000% due 09/25/2059 ~	999	935

Lehman XS Trust
5.225% due 09/25/2046 •	1,621	1,331
5.345% due 08/25/2037 •	2,974	2,646

Luminent Mortgage Trust
5.205% due 12/25/2036 ^•	23	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
5.245% due 03/25/2036 ^~	$131	$14

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036	812	617
6.500% due 07/25/2037 ^	280	227

Sequoia Mortgage Trust
3.132% due 01/20/2047 ^~	27	18

SG Residential Mortgage Trust
5.353% due 08/25/2062 þ	9,731	9,584

Structured Adjustable Rate Mortgage Loan Trust
3.530% due 11/25/2035 ^~	26	23
3.636% due 09/25/2036 ^~	131	87
6.771% due 10/25/2037 ^•	71	61

SunTrust Adjustable Rate Mortgage Loan Trust
3.670% due 10/25/2037 ^~	341	292

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	568	19

WaMu Mortgage Pass-Through Certificates Trust
2.869% due 04/25/2037 ^~	48	41
3.162% due 01/25/2037 ^~	69	60
3.348% due 05/25/2037 ^~	96	74
3.489% due 12/25/2036 ^~	132	115
3.886% due 03/25/2036 ~	774	682
5.215% due 05/25/2034 •	70	65

Wells Fargo Mortgage-Backed Securities Trust
4.479% due 10/25/2036 ~	214	193

		54,366

U.S. GOVERNMENT AGENCIES 0.5%

Israel Government AID Bond
5.500% due 04/26/2024	100	101

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2053	6,300	5,436
3.500% due 05/01/2053	7,900	7,346

		12,883

U.S. TREASURY OBLIGATIONS 5.2%

U.S. Treasury Bonds
1.750% due 08/15/2041 (m)	24,600	17,831
2.375% due 02/15/2042 (k)	21,300	17,140
3.250% due 05/15/2042 (k)(o)	61,900	57,147

U.S. Treasury Notes
3.125% due 08/31/2029 (m)(o)	47,100	45,858
4.000% due 02/28/2030 (k)(o)	8,300	8,520

		146,496

	SHARES
WARRANTS 0.0%

Constellation Oil Class ‘D’ - Exp. 06/10/2071 «(i)	3	0

Total United States (Cost $281,615)		265,913

	PRINCIPAL AMOUNT (000S)
URUGUAY 0.0%

SOVEREIGN ISSUES 0.0%

Uruguay Government International Bond
5.100% due 06/18/2050	$200	201
7.875% due 01/15/2033	950	1,180

Total Uruguay (Cost $1,357)		1,381

UZBEKISTAN 0.2%

SOVEREIGN ISSUES 0.2%

Republic of Uzbekistan International Bond
5.375% due 02/20/2029	$5,000	4,588

Total Uzbekistan (Cost $4,546)		4,588

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 0.4%

CORPORATE BONDS & NOTES 0.1%

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(c)	$51,899	$2,335
5.500% due 04/12/2037 ^(c)	19,263	795
6.000% due 05/16/2024 ^(c)	2,800	131

		3,261

SOVEREIGN ISSUES 0.3%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)	19,240	2,050
7.650% due 04/21/2025 ^(c)	10,109	1,087
8.250% due 10/13/2024 ^(c)	21,739	2,391
9.000% due 05/07/2023 ^(c)	2,521	271
9.250% due 09/15/2027 ^(c)	7,540	811
9.250% due 05/07/2028 ^(c)	3,027	325
11.950% due 08/05/2031 ^(c)	6,580	708

		7,643

Total Venezuela (Cost $85,479)		10,904

VIETNAM 0.0%

SOVEREIGN ISSUES 0.0%

Vietnam Government International Bond
5.500% due 03/12/2028	$1,300	1,254

Total Vietnam (Cost $1,226)		1,254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%

CLP Power Hong Kong Financing Ltd.
2.125% due 06/30/2030	$5,300	$4,445

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024	200	199

Total Virgin Islands (British) (Cost $5,513)		4,644

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%

Zambia Government International Bond
8.500% due 04/14/2024 ^(c)	$3,100	1,414

Total Zambia (Cost $2,302)		1,414

SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (j) 4.7%
		133,224

U.S. TREASURY BILLS 0.1%
4.603% due 04/06/2023 (e)(f)	$3,295	3,294

Total Short-Term Instruments (Cost $136,217)		136,518

Total Investments in Securities (Cost $3,686,666)		3,082,134

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	274,026	$2,664

Total Short-Term Instruments (Cost $2,663)		2,664

Total Investments in Affiliates (Cost $2,663)		2,664

Total Investments 109.2% (Cost $3,689,329)		$3,084,798

Financial Derivative Instruments (l)(n) (0.2)% (Cost or Premiums, net $(9,978))		(5,957)

Other Assets and Liabilities, net (9.0)%		(254,683)

Net Assets 100.0%		$2,824,158

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$311	$311	0.01%
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00

		$311	$311	0.01%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	41

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.000%	12/21/2022	TBD	(2)	EUR 14,618	Romanian Government International Bond 1.375% due 12/02/2029	$(16,430)	$15,853	$15,912
	2.250	03/24/2023	04/11/2023		$ 7,826	Egypt Government International Bond 7.500% due 01/31/2027	(8,155)	7,826	7,831
	2.500	12/16/2022	TBD	(2)	2,434	Egypt Government International Bond 7.500% due 01/31/2027	(2,039)	2,434	2,445
DEU	4.750	03/28/2023	04/04/2023		5,247	U.S. Treasury Notes 2.375% due 02/29/2024	(5,240)	5,247	5,251
	4.800	03/28/2023	04/04/2023		22,047	U.S. Treasury Bonds 2.250% - 3.375% due 05/15/2041 - 11/15/2048	(12,637)	22,047	22,065
						U.S. Treasury Notes 2.625% due 02/15/2029	(9,613)
	4.820	03/28/2023	04/03/2023		16,198	U.S. Treasury Notes 3.875% due 12/31/2027	(16,225)	16,198	16,211
FICC	2.200	03/31/2023	04/03/2023		12,362	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(12,609)	12,362	12,363
NOM	4.600	03/24/2023	04/12/2023		24,296	Petroleos Mexicanos 5.950% due 01/28/2031	(25,622)	24,296	24,327
RDR	4.600	03/24/2023	04/13/2023		8,835	Petroleos Mexicanos 5.950% due 01/28/2031	(9,317)	8,835	8,846
SGY	4.850	03/28/2023	04/04/2023		18,126	U.S. Treasury Notes 4.125% due 11/15/2032	(18,238)	18,126	18,141

Total Repurchase Agreements							$(136,125)	$133,224	$133,392

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BPS	5.130%	03/24/2023	TBD	(4)		$(13,719)	$(13,739)
BRC	1.500	03/24/2023	TBD	(4)		(4,750)	(4,751)
	1.750	05/25/2022	TBD	(4)		(3,006)	(3,012)
	1.750	05/27/2022	TBD	(4)		(5,061)	(5,064)
	2.250	09/28/2022	TBD	(4)		(2,828)	(2,850)
	3.750	03/24/2023	TBD	(4)		(547)	(547)
	8.250	10/05/2022	TBD	(4)	ZAR	(94,857)	(5,515)
GRE	4.750	03/23/2023	04/05/2023			$(6,191)	(6,200)
JML	4.250	03/24/2023	05/05/2023			(1,337)	(1,339)
	4.800	01/18/2023	TBD	(4)		(7,405)	(7,475)
	4.950	03/24/2023	05/05/2023			(7,810)	(7,821)
	5.000	03/24/2023	05/05/2023			(9,548)	(9,561)
JPS	4.780	03/08/2023	04/04/2023			(12,160)	(12,202)
MYI	2.000	02/23/2023	TBD	(4)	EUR	(2,131)	(2,315)
NOM	4.500	03/24/2023	TBD	(4)		$(911)	(912)

Total Reverse Repurchase Agreements							$(83,303)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(5)
UBS	4.870%	03/13/2023	04/25/2023	$(12,726)	$(12,762)

Total Sale-Buyback Transactions					$(12,762)

SHORT SALES:

Description	Coupon	Maturity Date		Principal Amount	Proceeds	Payable for Short Sales(6)
Egypt (0.4)%
Sovereign Issues (0.4)%
Egypt Government International Bond	7.500%	01/31/2027	$	13,000	$(13,043)	$(10,197)

Mexico (1.3)%
Corporate Bonds & Notes (1.3)%
Petroleos Mexicanos	5.950	01/28/2031		48,700	(47,705)	(37,830)

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Description	Coupon	Maturity Date		Principal Amount	Proceeds	Payable for Short Sales(6)
Romania (0.6)%
Sovereign Issues (0.6)%
Romania Government International Bond	1.375%	12/02/2029	EUR	20,000	$(23,433)	$(16,437)

United States (2.2)%
U.S. Treasury Obligations (2.2)%
U.S. Treasury Bonds	2.250	05/15/2041		6,000	(4,839)	(4,822)
U.S. Treasury Bonds	3.375	11/15/2048		8,238	(7,868)	(7,817)
U.S. Treasury Notes	2.375	02/29/2024		5,340	(5,215)	(5,304)
U.S. Treasury Notes	2.625	02/15/2029		10,100	(9,601)	(9,879)
U.S. Treasury Notes	3.875	12/31/2027		15,900	(16,039)	(16,229)
U.S. Treasury Notes	4.125	11/15/2032		17,100	(17,833)	(18,242)

Total United States					(61,395)	(62,293)

Total Short Sales (4.5)%					$(145,576)	$(126,757)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(5)	Payable for Short Sales(6)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(7)
Global/Master Repurchase Agreement
BPS	$26,188	$(13,739)	$0	$0	$12,449	$(11,886)	$563
BRC	0	(21,739)	0	0	(21,739)	22,048	309
DEU	43,527	0	0	0	43,527	(43,715)	(188)
FICC	12,363	0	0	0	12,363	(12,609)	(246)
GRE	0	(6,200)	0	0	(6,200)	6,277	77
JML	0	(26,196)	0	0	(26,196)	29,903	3,707
JPS	0	(12,202)	0	0	(12,202)	12,346	144
MYI	0	(2,315)	0	0	(2,315)	2,438	123
NOM	24,327	(912)	0	0	23,415	(23,700)	(285)
RDR	8,846	0	0	0	8,846	(8,997)	(151)
SGY	18,141	0	0	0	18,141	(18,238)	(97)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(16,229)	(16,229)	0	(16,229)
BPG	0	0	0	(35,938)	(35,938)	0	(35,938)
FBF	0	0	0	(10,197)	(10,197)	0	(10,197)
GSC	0	0	0	(10,126)	(10,126)	0	(10,126)
MBC	0	0	0	(16,437)	(16,437)	0	(16,437)
MZF	0	0	0	(37,830)	(37,830)	0	(37,830)
UBS	0	0	(12,762)	0	(12,762)	12,729	(33)

Total Borrowings and Other Financing Transactions	$133,392	$(83,303)	$(12,762)	$(126,757)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(1,036)	$(21,887)	$(22,923)
Sovereign Issues	0	0	(17,685)	(24,293)	(41,978)
U.S. Treasury Obligations	0	(18,402)	0	0	(18,402)

Total	$0	$(18,402)	$(18,721)	$(46,180)	$(83,303)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(12,762)	0	0	(12,762)
Total	$0	$(12,762)	$0	$0	$(12,762)

Total Borrowings	$0	$(31,164)	$(18,721)	$(46,180)	$(96,065)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(96,065)

(k)	Securities with an aggregate market value of $102,371 and cash of $1,710 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	43

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

(3)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(67,718) at a weighted average interest rate of 2.763%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)	Payable for sale-buyback transactions includes $(38) of deferred price drop.
(6)	Payable for short sales includes $1,752 of accrued interest.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2023	3,042	$349,592	$9,172	$1,046	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	362	51,087	2,006	486	0

				$11,178	$1,532	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2023	197	$(25,185)	$(551)	$102	$(64)
Euro-Bund June Futures	06/2023	184	(27,107)	(905)	130	(124)
Euro-Buxl 30-Year Bond June Futures	06/2023	24	(3,666)	(231)	18	(29)
U.S. Treasury 2-Year Note June Futures	06/2023	153	(31,587)	(346)	0	(21)
U.S. Treasury 5-Year Note June Futures	06/2023	541	(59,244)	(1,049)	0	(122)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	56	(6,784)	(225)	0	(31)

				$(3,307)	$250	$(391)

Total Futures Contracts				$7,871	$1,782	$(391)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Standard Chartered PLC	(1.000)%	Quarterly	12/20/2027	0.837%	EUR	9,400	$137	$(213)	$(76)	$0	$(23)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2023	0.424%	$	500	$0	$1	$1	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.555		400	0	2	2	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.267		1,300	(89)	96	7	0	0

							$(89)	$99	$10	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-38 5-Year Index	(1.000)%	Quarterly	12/20/2027	$	14,400	$822	$(114)	$708	$0	$(35)

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024	$	88,100	$(2,736)	$(1,334)	$(4,070)	$0	$(7)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	09/21/2024		84,300	3,475	1,984	5,459	0	(13)
Receive	1-Year BRL-CDI	11.970	Maturity	01/02/2024	BRL	238,700	0	809	809	12	0
Pay	1-Year BRL-CDI	11.415	Maturity	01/04/2027		53,800	0	(192)	(192)	2	0
Receive	1-Year BRL-CDI	13.015	Maturity	01/04/2027		31,300	0	(137)	(137)	0	(1)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$	22,300	(2,779)	902	(1,877)	52	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		2,000	13	(223)	(210)	6	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		3,300	52	(471)	(419)	14	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		500	60	8	68	0	(5)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		800	136	7	143	0	(7)
Receive	3-Month ZAR-JIBAR	5.950	Quarterly	11/30/2024	ZAR	459,200	0	814	814	128	0
Receive	6-Month CLP-CHILIBOR	5.460	Semi-Annual	03/27/2028	CLP	9,657,900	0	80	80	0	(46)
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	4,500	44	(64)	(20)	0	(2)
Receive	6-Month PLN-WIBOR	5.455	Annual	01/10/2028	PLN	22,500	0	37	37	18	0
Receive	6-Month PLN-WIBOR	5.490	Annual	01/10/2028		17,500	0	22	22	14	0
Pay	28-Day MXN-TIIE	6.080	Lunar	02/26/2025	MXN	363,100	0	(1,428)	(1,428)	48	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/28/2025		193,600	0	(755)	(755)	26	0
Receive	28-Day MXN-TIIE	5.470	Lunar	04/21/2025		94,100	0	443	443	0	(12)
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		370,700	0	1,684	1,684	0	(47)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		86,400	0	400	400	0	(11)
Pay	28-Day MXN-TIIE	8.897	Lunar	02/07/2028		704,200	0	436	436	236	0
Pay	28-Day MXN-TIIE	8.740	Lunar	03/07/2028		217,800	0	66	66	73	0

							$(1,735)	$3,088	$1,353	$629	$(151)

Total Swap Agreements							$(865)	$2,860	$1,995	$629	$(209)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,782	$629	$2,411	$0	$ (391)	$ (209)	$ (600)

(m)

Securities with an aggregate market value of $4,239 and cash of $18,818 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	45

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	650		$96	$2	$0
	04/2023	ILS	835		247	15	0
	04/2023		$9,875	PEN	37,234	16	0
	05/2023	PEN	57,348		$15,102	0	(106)
	05/2023		$22,344	ILS	74,964	0	(1,483)

BPS	04/2023	BRL	48,957		$9,636	0	(23)
	04/2023	EUR	12,604		13,316	0	(353)
	04/2023	MXN	264,782		14,359	0	(308)
	04/2023	PLN	1,335		305	0	(5)
	04/2023		$9,279	BRL	48,957	380	0
	04/2023		1,669	EUR	1,534	0	(5)
	05/2023	ILS	13,437		$4,168	429	0
	05/2023		$1,493	EUR	1,371	0	(4)
	07/2023	ILS	58,410		$18,307	2,003	0
	07/2023		$63,615	ILS	212,819	0	(4,208)
	08/2023		51,295		171,337	0	(3,401)
	11/2023	ILS	18,843		$5,443	145	0

BRC	04/2023		$62	PLN	271	1	0
	09/2023	ZAR	294,419		$16,670	368	0

BSH	04/2023	BRL	398,700		73,434	0	(5,229)
	04/2023		$77,145	BRL	398,700	1,519	0
	10/2023	BRL	423,400		$79,448	0	(1,300)

CBK	04/2023	GBP	277		342	0	0
	04/2023	PEN	42,861		10,715	0	(670)
	04/2023		$306	MXN	5,799	16	0
	04/2023		1,396	PEN	5,627	98	0
	05/2023	ILS	61,527		$19,218	2,097	0
	05/2023	PEN	6,048		1,530	0	(73)
	06/2023	MXN	14,733		787	0	(18)
	07/2023	ILS	154,409		48,195	5,093	0
	08/2023		171,337		53,095	5,200	0
	08/2023	PEN	16,202		4,148	0	(124)
	11/2023	ILS	48,733		14,562	860	0
	11/2023		$1,870	EGP	60,349	0	(282)

DUB	04/2023	BRL	54,495		$10,726	0	(25)
	04/2023		$10,220	BRL	54,495	531	0
	04/2023		225,258	EUR	208,148	479	0
	05/2023	EUR	208,148		$225,619	0	(471)
	05/2023	ZAR	95,469		5,122	0	(219)
	07/2023	BRL	55,377		10,220	0	(521)
	07/2023	ILS	31,000		8,854	189	0
	11/2023	EGP	123,365		4,342	1,098	0

GLM	04/2023	BRL	103,581		19,381	0	(1,056)
	04/2023	DOP	122,374		2,224	0	(2)
	04/2023		$20,388	BRL	103,581	48	0
	04/2023		1,152	CLP	921,024	5	0
	04/2023		14,383	MXN	269,572	558	0
	05/2023		15,415	PEN	61,336	845	0
	07/2023	BRL	198,500		$37,210	0	(1,294)
	07/2023	DOP	739,353		12,769	0	(401)
	07/2023		$9,415	BRL	50,337	349	0
	08/2023	DOP	131,917		$2,280	0	(63)
	11/2023	EGP	35,440		1,257	325	0
	11/2023		$4,146	EGP	126,142	0	(829)

JPM	04/2023		1,219	JPY	165,500	27	0
	05/2023	ZAR	195,712		$10,515	0	(434)

MBC	04/2023	EUR	7,954		8,446	0	(180)
	04/2023	GBP	5		6	0	0
	04/2023	JPY	162,200		1,184	0	(38)
	04/2023		$3,895	EUR	3,638	51	0
	04/2023		52	ILS	177	0	(3)
	04/2023		1,539	JPY	201,634	0	(20)
	04/2023		92	PLN	404	2	0
	05/2023	CNH	205		$31	1	0

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2023	JPY	200,824		$1,539	$20	$0
	06/2023	AED	38,977		10,612	0	0

MYI	04/2023	ILS	586		163	0	0
	04/2023		$3,429	ZAR	58,696	0	(135)
	11/2023	EGP	28,883		$1,024	264	0

NGF	04/2023	JPY	205,134		1,525	0	(20)

RBC	04/2023		$22,094	GBP	17,929	23	0
	05/2023	GBP	17,929		$22,107	0	(24)
	05/2023	MXN	10,174		537	0	(23)
	06/2023		$3	MXN	59	0	0

SCX	04/2023		1,065	GBP	872	11	0
	04/2023	ZAR	141,502		$7,692	0	(249)

TOR	04/2023	GBP	18,796		22,607	0	(579)
	04/2023	ILS	415		113	0	(2)

UAG	04/2023	EUR	192,762		204,659	0	(4,391)
	04/2023		$344	HUF	130,211	25	0
	09/2023	ZAR	28,266		$1,612	47	0
	11/2023	ILS	9,465		2,737	75	0

Total Forward Foreign Currency Contracts						$23,215	$(28,571)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Oman Government International Bond	(1.000)%	Quarterly	12/20/2027	1.511%	$2,200	$72	$(25)	$47	$0

BPS	Oman Government International Bond	(1.000)	Quarterly	12/20/2027	1.511	900	30	(11)	19	0

BRC	Oman Government International Bond	(1.000)	Quarterly	12/20/2027	1.511	900	24	(5)	19	0

GST	South Korea Government International Bond	(1.000)	Quarterly	06/20/2027	0.412	18,700	(653)	217	0	(436)

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.327	600	(2)	(5)	0	(7)

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.327	2,100	(3)	(21)	0	(24)

MYC	Turkey Government International Bond	(1.000)	Quarterly	12/20/2026	4.871	100	17	(5)	12	0

							$(515)	$145	$97	$(467)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2031	2.971%	$	800	$(121)	$20	$0	$(101)
	Chile Government International Bond	1.000	Quarterly	06/20/2024	0.333		300	1	2	3	0
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.721		1,800	10	8	18	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339		21,200	(4)	180	176	0
	Montenegro Government International Bond «	1.000	Quarterly	06/20/2023	3.189	EUR	1,000	(77)	70	0	(7)
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.640	$	1,300	12	3	15	0
	Peru Government International Bond	1.000	Quarterly	12/20/2031	1.567		600	(25)	1	0	(24)
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	4.955		4,100	(809)	244	0	(565)

BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2027	2.061		10,100	(708)	263	0	(445)
	Chile Government International Bond	1.000	Quarterly	12/20/2023	0.236		1,100	3	3	6	0
	Chile Government International Bond	1.000	Quarterly	12/20/2024	0.400		5,100	6	47	53	0
	Chile Government International Bond	1.000	Quarterly	06/20/2027	0.802		2,500	(46)	66	20	0
	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.934		5,000	(91)	107	16	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946		3,800	(8)	12	4	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		800	1	4	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		2,000	(5)	25	20	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840		4,000	5	19	24	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.086		500	(11)	9	0	(2)
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.640		12,200	53	84	137	0
	Poland Government International Bond	1.000	Quarterly	12/20/2023	0.386		700	2	1	3	0
	Romania Government International Bond	1.000	Quarterly	12/20/2023	0.510		1,500	(7)	13	6	0
	Serbia Government International Bond	1.000	Quarterly	12/20/2027	2.356		2,000	(177)	66	0	(111)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	06/20/2028	2.720%	$	8,900	$(768)	$86	$0	$(682)
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	4.955		300	(59)	18	0	(41)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	15.446		3,400	(480)	249	0	(231)
	Brazil Government International Bond	1.000	Quarterly	12/20/2030	2.906		900	(125)	20	0	(105)
	Chile Government International Bond	1.000	Quarterly	06/20/2024	0.333		12,200	36	66	102	0
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.721		12,500	122	3	125	0
	Chile Government International Bond	1.000	Quarterly	06/20/2027	0.802		15,000	(286)	407	121	0
	Hungary Government International Bond	1.000	Quarterly	12/20/2023	0.609		5,200	(37)	54	17	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.640		7,000	52	27	79	0
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.495		2,000	16	(13)	3	0
	Romania Government International Bond	1.000	Quarterly	12/20/2023	0.510		900	(7)	11	4	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.296		11,200	121	(22)	99	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.352		3,876	41	2	43	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2027	2.061		700	(51)	20	0	(31)
	Chile Government International Bond	1.000	Quarterly	12/20/2024	0.400		300	1	2	3	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946		200	(2)	2	0	0
	Panama Government International Bond	1.000	Quarterly	06/20/2024	0.446		3,100	5	17	22	0
	Panama Government International Bond	1.000	Quarterly	12/20/2024	0.543		5,400	0	43	43	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	4.955		1,900	(377)	115	0	(262)

DUB	Eskom «	4.650	Quarterly	06/30/2029	4.650		14,000	0	5	5	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168		300	(13)	1	0	(12)

FBF	Turkey Government International Bond	1.000	Quarterly	12/20/2023	2.583		3,900	(191)	149	0	(42)

GLM	Romania Government International Bond	1.000	Quarterly	12/20/2023	0.510		800	(3)	6	3	0

GST	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	15.446		1,500	(311)	209	0	(102)
	Brazil Government International Bond	1.000	Quarterly	06/20/2031	2.971		900	(136)	22	0	(114)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.721		9,400	91	3	94	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.675		800	(12)	14	2	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946		2,700	(5)	8	3	0
	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	06/20/2027	0.332		8,000	115	97	212	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2027	0.859		60,100	(1,165)	1,551	386	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		1,000	1	5	6	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		2,100	(36)	17	0	(19)
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.640		15,400	94	79	173	0
	Poland Government International Bond	1.000	Quarterly	12/20/2023	0.386		1,800	6	3	9	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.296		15,000	113	19	132	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.352		2,324	25	1	26	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	4.955		5,600	(1,093)	322	0	(771)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		300	(5)	7	2	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.296		900	10	(2)	8	0

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.566		8,700	(195)	117	0	(78)
	Chile Government International Bond	1.000	Quarterly	06/20/2027	0.802		7,500	(133)	194	61	0
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	12.346		5,600	(133)	(3)	0	(136)
	Poland Government International Bond	1.000	Quarterly	06/20/2028	1.017		2,800	(7)	6	0	(1)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.296		21,900	283	(90)	193	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828		5,200	(84)	92	8	0
	State Oil Company of Azerb	1.000	Quarterly	12/20/2023	1.657		6,200	(217)	190	0	(27)
	Turkey Government International Bond	1.000	Quarterly	12/20/2023	2.583		5,800	(311)	248	0	(63)

MYC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	15.446		1,900	(377)	248	0	(129)
	Brazil Government International Bond	1.000	Quarterly	12/20/2030	2.906		1,800	(251)	40	0	(211)
	Chile Government International Bond	1.000	Quarterly	12/20/2024	0.400		2,700	7	21	28	0
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.721		6,600	38	28	66	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339		1,300	(1)	12	11	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		3,500	(13)	47	34	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944		2,400	(83)	89	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		7,700	(160)	91	0	(69)
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.640		13,000	23	123	146	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.296		11,100	60	38	98	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168		4,700	(210)	27	0	(183)
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	4.955		2,700	(534)	162	0	(372)

MYI	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.640		1,200	10	4	14	0

								$(8,598)	$6,556	$2,894	$(4,936)

Total Swap Agreements								$(9,113)	$6,701	$2,991	$(5,403)

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$33	$0	$259	$292	$(1,589)	$0	$(697)	$(2,286)	$(1,994)	$1,842	$(152)
BPS	2,957	0	313	3,270	(8,307)	0	(1,281)	(9,588)	(6,318)	6,432	114
BRC	369	0	612	981	0	0	(336)	(336)	645	(650)	(5)
BSH	1,519	0	0	1,519	(6,529)	0	0	(6,529)	(5,010)	4,158	(852)
CBK	13,364	0	68	13,432	(1,167)	0	(293)	(1,460)	11,972	(11,820)	152
DUB	2,297	0	5	2,302	(1,236)	0	(12)	(1,248)	1,054	(1,150)	(96)
FBF	0	0	0	0	0	0	(42)	(42)	(42)	0	(42)
GLM	2,130	0	3	2,133	(3,645)	0	0	(3,645)	(1,512)	1,330	(182)
GST	0	0	1,044	1,044	0	0	(1,442)	(1,442)	(398)	603	205
HUS	0	0	10	10	0	0	(7)	(7)	3	(10)	(7)
JPM	27	0	262	289	(434)	0	(329)	(763)	(474)	272	(202)
MBC	74	0	0	74	(241)	0	0	(241)	(167)	0	(167)
MYC	0	0	401	401	0	0	(964)	(964)	(563)	644	81
MYI	264	0	14	278	(135)	0	0	(135)	143	(36)	107
NGF	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
RBC	23	0	0	23	(47)	0	0	(47)	(24)	0	(24)
SCX	11	0	0	11	(249)	0	0	(249)	(238)	0	(238)
TOR	0	0	0	0	(581)	0	0	(581)	(581)	598	17
UAG	147	0	0	147	(4,391)	0	0	(4,391)	(4,244)	5,687	1,443

Total Over the Counter	$23,215	$0	$2,991	$26,206	$(28,571)	$0	$(5,403)	$(33,974)

(o)

Securities with an aggregate market value of $21,565 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	49

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,782	$1,782
Swap Agreements	0	0	0	0	629	629

	$0	$0	$0	$0	$2,411	$2,411

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,215	$0	$23,215
Swap Agreements	0	2,991	0	0	0	2,991

	$0	$2,991	$0	$23,215	$0	$26,206

	$0	$2,991	$0	$23,215	$2,411	$28,617

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$391	$391
Swap Agreements	0	58	0	0	151	209

	$0	$58	$0	$0	$542	$600

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28,571	$0	$28,571
Swap Agreements	0	5,403	0	0	0	5,403

	$0	$5,403	$0	$28,571	$0	$33,974

	$0	$5,461	$0	$28,571	$542	$34,574

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(46,094)	$(46,094)
Swap Agreements	0	(158)	0	0	944	786

	$0	$(158)	$0	$0	$(45,150)	$(45,308)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,115	$0	$24,115
Swap Agreements	0	3,654	0	(682)	0	2,972

	$0	$3,654	$0	$23,433	$0	$27,087

	$0	$3,496	$0	$23,433	$(45,150)	$(18,221)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12,436	$12,436
Swap Agreements	0	26	0	0	1,799	1,825

	$0	$26	$0	$0	$14,235	$14,261

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,355)	$0	$(9,355)
Swap Agreements	0	6,524	0	0	0	6,524

	$0	$6,524	$0	$(9,355)	$0	$(2,831)

	$0	$6,550	$0	$(9,355)	$14,235	$11,430

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$7,872	$0	$7,872
Argentina
Sovereign Issues	0	51,746	0	51,746
Armenia
Sovereign Issues	0	4,258	0	4,258
Austria
Corporate Bonds & Notes	0	1,650	0	1,650
Azerbaijan
Corporate Bonds & Notes	0	24,176	0	24,176
Sovereign Issues	0	2,498	0	2,498
Bahamas
Sovereign Issues	0	7,571	0	7,571
Bahrain
Sovereign Issues	0	13,060	0	13,060
Belarus
Sovereign Issues	0	281	0	281
Benin
Sovereign Issues	0	4,503	0	4,503
Brazil
Corporate Bonds & Notes	0	58,948	0	58,948
Sovereign Issues	0	138,613	0	138,613
Cameroon
Sovereign Issues	0	10,473	0	10,473
Cayman Islands
Corporate Bonds & Notes	0	46,080	3,674	49,754
Chile
Corporate Bonds & Notes	0	39,353	0	39,353
Sovereign Issues	0	34,811	0	34,811
China
Corporate Bonds & Notes	0	374	0	374
Colombia
Corporate Bonds & Notes	0	14,032	0	14,032
Sovereign Issues	0	47,781	0	47,781
Costa Rica
Sovereign Issues	0	7,553	0	7,553
Dominican Republic
Sovereign Issues	0	100,846	0	100,846
Ecuador
Corporate Bonds & Notes	0	1,360	0	1,360
Sovereign Issues	0	19,911	0	19,911
Egypt
Sovereign Issues	0	69,121	0	69,121
El Salvador
Sovereign Issues	0	7,916	0	7,916
Ethiopia
Sovereign Issues	0	1,410	0	1,410
Georgia
Corporate Bonds & Notes	0	172	0	172
Ghana
Sovereign Issues	0	16,556	0	16,556
Guatemala
Sovereign Issues	0	24,901	0	24,901
Hong Kong
Corporate Bonds & Notes	0	22,502	0	22,502
Sovereign Issues	0	11,503	0	11,503
Hungary
Sovereign Issues	0	31,655	0	31,655
India
Corporate Bonds & Notes	0	18,169	0	18,169
Sovereign Issues	0	9,256	0	9,256
Indonesia
Corporate Bonds & Notes	0	101,552	0	101,552
Sovereign Issues	0	48,712	0	48,712
Ireland
Corporate Bonds & Notes	0	24,481	0	24,481

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Israel
Corporate Bonds & Notes	$0	$31,869	$0	$31,869
Sovereign Issues	0	29,932	0	29,932
Ivory Coast
Loan Participations and Assignments	0	0	1,722	1,722
Sovereign Issues	0	25,276	0	25,276
Jamaica
Corporate Bonds & Notes	0	1,540	0	1,540
Jersey, Channel Islands
Corporate Bonds & Notes	0	14,076	0	14,076
Jordan
Sovereign Issues	0	13,232	0	13,232
Kazakhstan
Corporate Bonds & Notes	0	32,692	0	32,692
Sovereign Issues	0	2,711	0	2,711
Kenya
Sovereign Issues	0	4,127	0	4,127
Lebanon
Sovereign Issues	0	541	0	541
Luxembourg
Corporate Bonds & Notes	0	59,474	1,017	60,491
Macedonia
Sovereign Issues	0	7,311	0	7,311
Malaysia
Corporate Bonds & Notes	0	11,579	0	11,579
Mexico
Common Stocks	2	0	0	2
Corporate Bonds & Notes	0	177,992	0	177,992
Sovereign Issues	0	80,265	0	80,265
Mongolia
Sovereign Issues	0	6,991	0	6,991
Morocco
Corporate Bonds & Notes	0	8,235	0	8,235
Sovereign Issues	0	8,491	0	8,491
Namibia
Sovereign Issues	0	1,810	0	1,810
Netherlands
Corporate Bonds & Notes	0	26,408	0	26,408
Nigeria
Corporate Bonds & Notes	0	8,692	0	8,692
Sovereign Issues	0	59,722	0	59,722
Oman
Sovereign Issues	0	50,158	0	50,158
Pakistan
Sovereign Issues	0	7,898	0	7,898
Panama
Corporate Bonds & Notes	0	14,567	0	14,567
Sovereign Issues	0	50,611	0	50,611
Paraguay
Sovereign Issues	0	7,506	0	7,506
Peru
Corporate Bonds & Notes	0	22,504	0	22,504
Sovereign Issues	0	8,401	0	8,401
Philippines
Corporate Bonds & Notes	0	3,919	0	3,919
Sovereign Issues	0	21,288	0	21,288
Poland
Sovereign Issues	0	35,390	0	35,390
Qatar
Corporate Bonds & Notes	0	29,468	0	29,468
Loan Participations and Assignments	0	0	3,895	3,895
Sovereign Issues	0	17,507	0	17,507
Romania
Sovereign Issues	0	76,770	0	76,770
Russia
Corporate Bonds & Notes	0	2,440	0	2,440
Sovereign Issues	0	245	1,271	1,516

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	51

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Rwanda
Sovereign Issues	$0	$1,666	$0	$1,666
Saudi Arabia
Corporate Bonds & Notes	0	32,769	0	32,769
Sovereign Issues	0	132,736	0	132,736
Senegal
Sovereign Issues	0	5,733	0	5,733
Serbia
Sovereign Issues	0	37,737	0	37,737
Singapore
Corporate Bonds & Notes	0	2,976	0	2,976
South Africa
Corporate Bonds & Notes	0	58,632	22,279	80,911
Sovereign Issues	0	53,897	0	53,897
South Korea
Corporate Bonds & Notes	0	12,248	0	12,248
Spain
Corporate Bonds & Notes	0	6,288	0	6,288
Sri Lanka
Sovereign Issues	0	16,669	0	16,669
Supranational
Corporate Bonds & Notes	0	7,180	0	7,180
Switzerland
Corporate Bonds & Notes	0	12,969	0	12,969
Tanzania
Loan Participations and Assignments	0	10,272	0	10,272
Thailand
Corporate Bonds & Notes	0	8,711	0	8,711
Tunisia
Sovereign Issues	0	7,571	0	7,571
Turkey
Corporate Bonds & Notes	0	4,453	0	4,453
Loan Participations and Assignments	0	0	17,328	17,328
Sovereign Issues	0	102,037	0	102,037
Ukraine
Corporate Bonds & Notes	0	1,223	0	1,223
Sovereign Issues	0	10,066	0	10,066
United Arab Emirates
Corporate Bonds & Notes	0	16,168	0	16,168
Loan Participations and Assignments	0	0	10,716	10,716
Sovereign Issues	0	11,923	0	11,923
United Kingdom
Corporate Bonds & Notes	0	29,428	0	29,428
Non-Agency Mortgage-Backed Securities	0	22,968	0	22,968
United States
Asset-Backed Securities	0	15,337	0	15,337
Common Stocks	0	0	311	311
Corporate Bonds & Notes	0	18,007	0	18,007
Loan Participations and Assignments	0	0	18,513	18,513
Non-Agency Mortgage-Backed Securities	0	54,366	0	54,366
U.S. Government Agencies	0	12,883	0	12,883
U.S. Treasury Obligations	0	146,496	0	146,496
Uruguay
Sovereign Issues	0	1,381	0	1,381

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Uzbekistan
Sovereign Issues	$0	$4,588	$0	$4,588
Venezuela
Corporate Bonds & Notes	0	3,261	0	3,261
Sovereign Issues	0	7,643	0	7,643
Vietnam
Sovereign Issues	0	1,254	0	1,254
Virgin Islands (British)
Corporate Bonds & Notes	0	4,644	0	4,644
Zambia
Sovereign Issues	0	1,414	0	1,414
Short-Term Instruments
Repurchase Agreements	0	133,224	0	133,224
U.S. Treasury Bills	0	3,294	0	3,294

	$2	$3,001,406	$80,726	$3,082,134

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,664	$0	$0	$2,664

Total Investments	$2,666	$3,001,406	$80,726	$3,084,798

Short Sales, at Value - Liabilities
Egypt
Sovereign Issues	$0	$(10,197)	$0	$(10,197)
Mexico
Corporate Bonds & Notes	0	(37,830)	0	(37,830)
Romania
Sovereign Issues	0	(16,437)	0	(16,437)
United States
U.S. Treasury Obligations	0	(62,293)	0	(62,293)

	$0	$(126,757)	$0	$(126,757)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	250	2,161	0	2,411
Over the counter	0	26,201	5	26,206

	$250	$28,362	$5	$28,617

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(217)	(383)	0	(600)
Over the counter	0	(33,967)	(7)	(33,974)

	$(217)	$(34,350)	$(7)	$(34,574)

Total Financial Derivative Instruments	$33	$(5,988)	$(2)	$(5,957)

Totals	$2,699	$2,868,431	$80,724	$2,952,084

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$13,991	$4,218	$0	$184	$0	$(6,069)	$0	$(12,324)	$0	$0
Cayman Islands
Corporate Bonds & Notes	0	3,634	(174)	8	8	198	0	0	3,674	198

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(2)
Ivory Coast
Loan Participations and Assignments	$2,327	$0	$(436)	$1	$(61)	$(109)	$0	$0	$1,722	$(140)
Jersey, Channel Islands
Corporate Bonds & Notes	13,838	0	(14,169)	27	(603)	907	0	0	0	0
Luxembourg
Corporate Bonds & Notes	0	983	0	9	0	25	0	0	1,017	25
Qatar
Loan Participations and Assignments	0	3,890	0	2	0	3	0	0	3,895	2
Russia
Sovereign Issues	0	561	0	0	0	(501)	1,211	0	1,271	(501)
South Africa
Corporate Bonds & Notes	27,232	0	0	0	0	(4,953)	0	0	22,279	(4,953)
Loan Participations and Assignments	9,648	0	(9,848)	303	0	(103)	0	0	0	0
Tanzania
Loan Participations and Assignments	901	0	(914)	0	0	13	0	0	0	0
Turkey
Loan Participations and Assignments	0	0	0	0	0	0	17,328	0	17,328	0
United Arab Emirates
Loan Participations and Assignments	0	10,907	0	(31)	0	(160)	0	0	10,716	(160)
United States
Common Stocks	0	311	0	0	0	0	0	0	311	0
Loan Participations and Assignments	6,263	12,931	(625)	1	1	(58)	0	0	18,513	(84)
Non-Agency Mortgage-Backed Securities	900	0	(900)	0	0	0	0	0	0	0

	$75,100	$37,435	$(27,066)	$504	$(655)	$(10,807)	$18,539	$(12,324)	$80,726	$(5,613)

Financial Derivative Instruments - Assets
Over the counter	$2,924	$0	$0	$0	$0	$(2,919)	$0	$0	$5	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(81)	$0	$8	$0	$0	$66	$0	$0	$(7)	$(2)

Totals	$77,943	$37,435	$(27,058)	$504	$(655)	$(13,660)	$18,539	$(12,324)	$80,724	$(5,615)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Cayman Islands
Corporate Bonds & Notes	$3,674	Proxy Pricing	Base Price	101.000	—
Ivory Coast
Loan Participations and Assignments	1,722	Indicative Market Quotation	Price	94.500	—
Luxembourg
Corporate Bonds & Notes	1,017	Discounted Cash Flow	Discount Rate	14.510	—
Qatar
Loan Participations and Assignments	3,895	Third Party Vendor	Broker Quote	99.875	—
Russia
Sovereign Issues	1,271	Third Party Vendor	Expected Recovery	6.000	—
South Africa
Corporate Bonds & Notes	22,279	Discounted Cash Flow	Discount Rate	9.300	—
Turkey
Loan Participations and Assignments	17,328	Third Party Vendor	Broker Quote	96.250	—

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	53

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)	March 31, 2023

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
United Arab Emirates
Loan Participations and Assignments	$10,716	Third Party Vendor	Broker Quote		100.250	—
United States
Common Stocks	311	Comparable Multiple	EBITDA Multiple	X	6.000	—
Loan Participations and Assignments	5,534	Indicative Market Quotation	Price		93.500	—
	12,979	Proxy Pricing	Base Price		96.500	—

Financial Derivative Instruments - Assets
Over the counter	5	Other Valuation Techniques(3)	—		—	—

Financial Derivative Instruments - Liabilities
Over the counter	(7)	Indicative Market Quotation	Broker Quote		(0.658)	—

Total	$80,724

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.2%

ARGENTINA 0.4%

CORPORATE BONDS & NOTES 0.4%

MSU Energy SA
6.875% due 02/01/2025		$300	$226

YPF SA
6.950% due 07/21/2027		200	149

			375

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		6	1
1.500% due 07/09/2035 þ		3	1

			2

Total Argentina (Cost $416)			377

AZERBAIJAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$434	443

Total Azerbaijan (Cost $472)			443

BERMUDA 0.8%

CORPORATE BONDS & NOTES 0.8%

Credicorp Ltd.
2.750% due 06/17/2025		$400	373

Geopark Ltd.
5.500% due 01/17/2027		500	420

Total Bermuda (Cost $874)			793

BRAZIL 2.7%

CORPORATE BONDS & NOTES 2.2%

Braskem Netherlands Finance BV
4.500% due 01/10/2028		$400	366

CSN Inova Ventures
6.750% due 01/28/2028		500	470

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (d)(e)		1,122	1

Suzano Austria GmbH
7.000% due 03/16/2047		300	310

Vale Overseas Ltd.
3.750% due 07/08/2030		300	269
6.875% due 11/21/2036		200	209

Vale SA
3.202% due 12/29/2049 ~(e)	BRL	5,700	399

			2,024

SOVEREIGN ISSUES 0.5%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2023 (d)		2,400	459

		SHARES
WARRANTS 0.0%

OAS SA - Exp. 01/21/2039 «(g)		131,712	0

Total Brazil (Cost $2,789)			2,483

		PRINCIPAL AMOUNT (000S)
CANADA 0.3%

CORPORATE BONDS & NOTES 0.3%

Canacol Energy Ltd.
5.750% due 11/24/2028		$400	323

Total Canada (Cost $400)			323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 11.5%

CORPORATE BONDS & NOTES 11.5%

China Modern Dairy Holdings Ltd.
2.125% due 07/14/2026	$500	$435

Country Garden Holdings Co. Ltd.
7.250% due 04/08/2026	300	191

Emaar Sukuk Ltd.
3.875% due 09/17/2029	500	474

EMG SUKUK Ltd.
4.564% due 06/18/2024	300	297

Fab Sukuk Co. Ltd.
2.500% due 01/21/2025	800	767

Goodman HK Finance
3.000% due 07/22/2030	400	343

Health & Happiness H&H International Holdings Ltd.
5.625% due 10/24/2024	600	532

IHS Holding Ltd.
5.625% due 11/29/2026	500	422

IIRSA Norte Finance Ltd.
8.750% due 05/30/2024	11	11

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(b)	400	50
9.750% due 09/28/2023 ^(b)	1,000	121

MAF Global Securities Ltd.
4.750% due 05/07/2024	200	198

MAF Sukuk Ltd.
4.638% due 05/14/2029 (i)	500	493

Melco Resorts Finance Ltd.
5.375% due 12/04/2029	400	328
5.625% due 07/17/2027	300	264
5.750% due 07/21/2028	300	260

MGM China Holdings Ltd.
5.375% due 05/15/2024	500	489

Odebrecht Holdco Finance Ltd.
0.000% due 09/10/2058 (d)	2,121	5

OEC Finance Ltd. (4.375% PIK)
4.375% due 10/25/2029 (a)	173	7

OEC Finance Ltd. (5.250% PIK)
5.250% due 12/27/2033 (a)	1,176	32

OEC Finance Ltd. (7.125% PIK)
7.125% due 12/26/2046 (a)	695	29

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025	800	192

QNB Finance Ltd.
2.625% due 05/12/2025	400	381
2.750% due 02/12/2027	300	277

Sands China Ltd.
3.750% due 08/08/2031	200	161
4.875% due 06/18/2030	600	532
5.625% due 08/08/2025	600	585

Seazen Group Ltd.
4.450% due 07/13/2025	800	524

SNB Funding Ltd.
2.750% due 10/02/2024	400	385
2.900% due 01/29/2027	400	374

Sunac China Holdings Ltd.
6.500% due 01/10/2025 ^(b)	900	216

Wynn Macau Ltd.
4.875% due 10/01/2024	400	389
5.500% due 01/15/2026	300	279

Xiaomi Best Time International Ltd.
2.875% due 07/14/2031	600	458

Zhongsheng Group Holdings Ltd.
3.000% due 01/13/2026	400	366

Total Cayman Islands (Cost $16,187)		10,867

CHILE 3.6%

CORPORATE BONDS & NOTES 3.0%

Alfa Desarrollo SpA
4.550% due 09/27/2051	$597	438

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco de Chile
2.990% due 12/09/2031		$800	$657

Banco de Credito e Inversiones SA
3.500% due 10/12/2027		500	456

Banco Santander Chile
2.700% due 01/10/2025		800	766

Celulosa Arauco y Constitucion SA
5.500% due 04/30/2049		300	261

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027		66	61

Inversiones CMPC SA
3.000% due 04/06/2031		300	249

			2,888

SOVEREIGN ISSUES 0.6%

Chile Government International Bond
4.340% due 03/07/2042		600	532

Total Chile (Cost $3,695)			3,420

CHINA 0.6%

CORPORATE BONDS & NOTES 0.6%

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(b)		$400	14

Yunda Holding Investment Ltd.
2.250% due 08/19/2025		600	540

Total China (Cost $1,005)			554

COLOMBIA 2.0%

CORPORATE BONDS & NOTES 1.5%

Ecopetrol SA
4.625% due 11/02/2031		$500	385
5.875% due 05/28/2045		700	487
6.875% due 04/29/2030		550	507

			1,379

SOVEREIGN ISSUES 0.5%

Colombia Government International Bond
7.500% due 02/02/2034		500	492

Total Colombia (Cost $2,466)			1,871

DOMINICAN REPUBLIC 0.5%

SOVEREIGN ISSUES 0.5%

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	14,800	270

Dominican Republic International Bond
7.050% due 02/03/2031		$200	204

Total Dominican Republic (Cost $446)			474

GUATEMALA 0.5%

CORPORATE BONDS & NOTES 0.5%

CT Trust
5.125% due 02/03/2032		$600	503

Total Guatemala (Cost $588)			503

HONG KONG 2.4%

CORPORATE BONDS & NOTES 2.4%

AIA Group Ltd.
3.600% due 04/09/2029		$600	565
5.625% due 10/25/2027		300	312

Fortune Star BVI Ltd.
4.350% due 05/06/2023	EUR	300	320

Huarong Finance Co. Ltd.
5.500% due 01/16/2025		$300	277

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	55

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lenovo Group Ltd.
3.421% due 11/02/2030		$200	$168

MTR Corp. Ltd.
1.625% due 08/19/2030		400	330

Yanlord Land HK Co. Ltd.
5.125% due 05/20/2026		400	335

Total Hong Kong (Cost $2,424)			2,307

INDIA 3.4%

CORPORATE BONDS & NOTES 3.4%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$300	214

Bharti Airtel Ltd.
4.375% due 06/10/2025		500	492

Indian Railway Finance Corp. Ltd.
3.570% due 01/21/2032		400	347

JSW Steel Ltd.
5.050% due 04/05/2032		400	328

Muthoot Finance Ltd.
4.400% due 09/02/2023		200	198

ONGC Videsh Vankorneft Pte. Ltd.
3.750% due 07/27/2026		500	476

Reliance Industries Ltd.
2.875% due 01/12/2032		600	499

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		200	186

Shriram Finance Ltd.
4.150% due 07/18/2025		234	216

State Bank of India
1.800% due 07/13/2026		300	271

Total India (Cost $3,572)			3,227

INDONESIA 4.5%

CORPORATE BONDS & NOTES 4.5%

Bank Mandiri Persero Tbk PT
4.750% due 05/13/2025		$400	395

Bank Negara Indonesia Persero Tbk PT
3.750% due 03/30/2026 (f)		500	457

Bank Rakyat Indonesia Persero Tbk PT
3.950% due 03/28/2024		600	592

Cikarang Listrindo Tbk PT
4.950% due 09/14/2026		300	286

Freeport Indonesia PT
4.763% due 04/14/2027		600	587
6.200% due 04/14/2052		400	367

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039		331	294

Medco Oak Tree Pte. Ltd.
7.375% due 05/14/2026		400	382

Pertamina Persero PT
5.625% due 05/20/2043		400	379

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.375% due 02/05/2030		600	521

Total Indonesia (Cost $4,560)			4,260

IRELAND 0.4%

CORPORATE BONDS & NOTES 0.4%

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 ^(b)(f)		$900	90

Novolipetsk Steel Via Steel Funding DAC
1.450% due 06/02/2026	EUR	300	230

Sovcombank Via SovCom Capital DAC
3.400% due 01/26/2025 ^(b)		$800	21

Total Ireland (Cost $2,058)			341

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 4.3%

CORPORATE BONDS & NOTES 4.3%

Bank Hapoalim BM
3.255% due 01/21/2032 •(f)		$1,100	$919

Bank Leumi Le-Israel BM
7.129% due 07/18/2033 •(f)		900	876

Energean Israel Finance Ltd.
5.375% due 03/30/2028		300	269

Israel Electric Corp. Ltd.
3.750% due 02/22/2032		600	524
4.250% due 08/14/2028		800	753

Leviathan Bond Ltd.
6.125% due 06/30/2025		300	293
6.500% due 06/30/2027		500	481

Total Israel (Cost $4,508)			4,115

JERSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Corsair International Ltd.
7.772% due 01/28/2027 •	EUR	200	214
8.122% due 01/28/2029 •		200	212

Total Jersey, Channel Islands (Cost $448)			426

KAZAKHSTAN 1.1%

CORPORATE BONDS & NOTES 1.1%

KazMunayGas National Co. JSC
6.375% due 10/24/2048		$900	751

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		400	301

Total Kazakhstan (Cost $1,172)			1,052

LUXEMBOURG 2.2%

CORPORATE BONDS & NOTES 2.2%

Andrade Gutier International SA
9.000% due 12/28/2029 «(a)		$1	1

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		300	309

Guara Norte SARL
5.198% due 06/15/2034		546	471

Petrorio Luxembourg Trading SARL
6.125% due 06/09/2026		200	188

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 (b)(f)		900	302

Severstal OAO Via Steel Capital SA
3.150% due 09/16/2024 ^(b)		700	33

TMS Issuer SARL
5.780% due 08/23/2032		200	209

Unigel Luxembourg SA
8.750% due 10/01/2026		600	554

Total Luxembourg (Cost $3,471)			2,067

MALAYSIA 1.3%

CORPORATE BONDS & NOTES 1.3%

Axiata Spv5 Labuan Ltd.
3.064% due 08/19/2050		$600	429

Misc Capital Two Labuan Ltd.
3.625% due 04/06/2025		500	486

Petronas Capital Ltd.
3.404% due 04/28/2061		400	291

Total Malaysia (Cost $1,107)			1,206

MAURITIUS 1.8%

CORPORATE BONDS & NOTES 1.8%

Greenko Dutch BV
3.850% due 03/29/2026		$282	253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	$400	$385

HTA Group Ltd.
7.000% due 12/18/2025	350	333

India Green Energy Holdings
5.375% due 04/29/2024	800	774

Total Mauritius (Cost $1,807)		1,745

	SHARES
MEXICO 4.8%

COMMON STOCKS 0.0%

Hipotecaria Su Casita SA de CV «(c)	172,487	0

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.8%

America Movil SAB de CV
5.375% due 04/04/2032	$300	268

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027	700	658

Banco Mercantil del Norte SA
5.875% due 01/24/2027 •(e)(f)	200	171

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% due 04/17/2025	800	796

BBVA Bancomer SA
4.375% due 04/10/2024	700	692

Cibanco SA Ibm
4.962% due 07/18/2029	500	463

Fomento Economico Mexicano SAB de CV
4.375% due 05/10/2043	300	268

Grupo Bimbo SAB de CV
4.000% due 09/06/2049	300	239

Industrias Penoles SAB de CV
4.750% due 08/06/2050	500	392

Metalsa SA de CV
3.750% due 05/04/2031	500	378

Trust Fibra Uno
6.390% due 01/15/2050	300	226

		4,551

Total Mexico (Cost $6,375)		4,551

MOROCCO 0.9%

CORPORATE BONDS & NOTES 0.9%

OCP SA
5.125% due 06/23/2051	$600	438
6.875% due 04/25/2044	500	456

Total Morocco (Cost $1,145)		894

MULTINATIONAL 1.1%

CORPORATE BONDS & NOTES 1.1%

ATP Tower Holdings LLC
4.050% due 04/27/2026	$400	344

Digicel International Finance Ltd.
8.750% due 05/25/2024	194	174

GEMS MENASA Cayman Ltd.
7.125% due 07/31/2026	500	487

Total Multinational (Cost $1,070)		1,005

NETHERLANDS 4.4%

CORPORATE BONDS & NOTES 4.4%

DTEK Energy BV (3.500% Cash and 4.000% PIK)
7.500% due 12/31/2027 (a)	$572	169

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equate Petrochemical BV
2.625% due 04/28/2028		$400	$353

IHS Netherlands Holdco BV
8.000% due 09/18/2027		400	356

Metinvest BV
5.625% due 06/17/2025	EUR	400	282

NE Property BV
1.875% due 10/09/2026		500	464

NGD Holdings BV
6.750% due 12/31/2026		$221	144

Prosus NV
3.061% due 07/13/2031		500	395
3.257% due 01/19/2027		300	273
3.832% due 02/08/2051		200	129
4.987% due 01/19/2052		700	523

Teva Pharmaceutical Finance Netherlands BV
3.750% due 05/09/2027	EUR	1,100	1,084

Total Netherlands (Cost $5,207)			4,172

NIGERIA 0.2%

CORPORATE BONDS & NOTES 0.2%

SEPLAT Energy PLC
7.750% due 04/01/2026		$300	236

Total Nigeria (Cost $308)			236

OMAN 0.2%

SOVEREIGN ISSUES 0.2%

Oman Government International Bond
6.250% due 01/25/2031		$200	204

Total Oman (Cost $200)			204

PERU 2.1%

CORPORATE BONDS & NOTES 2.1%

Banco de Credito del Peru SA
2.700% due 01/11/2025		$600	573

Banco Internacional del Peru SAA Interbank
3.250% due 10/04/2026		600	547

InRetail Consumer
3.250% due 03/22/2028		600	520

Peru LNG SRL
5.375% due 03/22/2030		400	320

Total Peru (Cost $2,217)			1,960

PHILIPPINES 0.3%

CORPORATE BONDS & NOTES 0.3%

Petron Corp.
5.950% due 04/19/2026 •(e)		$200	175

SMC Global Power Holdings Corp.
5.450% due 12/09/2026 •(e)(i)		200	156

Total Philippines (Cost $294)			331

QATAR 0.7%

CORPORATE BONDS & NOTES 0.7%

Nakilat, Inc.
6.067% due 12/31/2033		$268	281

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		404	414

Total Qatar (Cost $741)			695

ROMANIA 0.3%

SOVEREIGN ISSUES 0.3%

Romania Government International Bond
4.625% due 04/03/2049	EUR	400	323

Total Romania (Cost $305)			323

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RUSSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

ALROSA Finance SA
3.100% due 06/25/2027 ^(b)		$800	$121

Total Russia (Cost $810)			121

SAUDI ARABIA 2.5%

CORPORATE BONDS & NOTES 1.7%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$1,100	930
4.250% due 04/16/2039		800	719

			1,649

SOVEREIGN ISSUES 0.8%

Saudi Government International Bond
4.875% due 07/18/2033		500	506
5.000% due 01/18/2053		300	279

			785

Total Saudi Arabia (Cost $2,562)			2,434

SINGAPORE 1.3%

CORPORATE BONDS & NOTES 1.3%

BOC Aviation Ltd.
1.750% due 01/21/2026		$600	544

GLP Pte Ltd.
4.500% due 05/17/2026 •(e)		200	100

GLP Pte. Ltd.
3.875% due 06/04/2025		200	157

Oversea-Chinese Banking Corp. Ltd.
4.250% due 06/19/2024 (f)		400	396

Total Singapore (Cost $1,202)			1,197

		SHARES
SOUTH AFRICA 4.1%

COMMON STOCKS 0.2%

Petra Diamonds Ltd. (c)		218,666	202

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 3.9%

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		$400	356
3.750% due 10/01/2030		200	175
6.500% due 04/15/2040		400	392

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	18,200	1,015

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		$600	597

Sasol Financing USA LLC
5.875% due 03/27/2024		400	396
6.500% due 09/27/2028		800	748

			3,679

Total South Africa (Cost $4,293)			3,881

SOUTH KOREA 5.7%

CORPORATE BONDS & NOTES 4.9%

Hana Bank
3.250% due 03/30/2027		$400	381

Kookmin Bank
2.500% due 11/04/2030 (f)		700	571

LG Chem Ltd.
3.625% due 04/15/2029		700	660

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (f)		$500	$476

Shinhan Card Co. Ltd.
2.500% due 01/27/2027		600	540

Shinhan Financial Group Co. Ltd.
1.350% due 01/10/2026		800	726

SK Hynix, Inc.
1.500% due 01/19/2026		400	356
6.375% due 01/17/2028		200	201

Woori Bank
4.750% due 04/30/2024 (f)		400	396
5.125% due 08/06/2028 (f)		300	294

			4,601

SOVEREIGN ISSUES 0.8%

Korea Electric Power Corp.
5.375% due 04/06/2026		200	203

Korea Hydro & Nuclear Power Co. Ltd.
4.250% due 07/27/2027		600	591

			794

Total South Korea (Cost $5,653)			5,395

THAILAND 1.6%

CORPORATE BONDS & NOTES 1.6%

Bangkok Bank PCL
4.300% due 06/15/2027		$900	884

Kasikornbank PCL
3.343% due 10/02/2031 •(f)		300	264

Thaioil Treasury Center Co. Ltd.
3.750% due 06/18/2050		500	324

Total Thailand (Cost $1,442)			1,472

TURKEY 1.3%

CORPORATE BONDS & NOTES 0.4%

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		$474	424

SOVEREIGN ISSUES 0.9%

Turkey Government International Bond
9.375% due 01/19/2033		300	306

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		300	301
9.375% due 01/31/2026		200	202

			809

Total Turkey (Cost $1,207)			1,233

UKRAINE 0.1%

SOVEREIGN ISSUES 0.1%

Ukraine Government International Bond
4.375% due 01/27/2032 ^(b)	EUR	200	38
7.750% due 09/01/2026 ^(b)		$200	37

Total Ukraine (Cost $365)			75

UNITED ARAB EMIRATES 3.3%

CORPORATE BONDS & NOTES 3.3%

Abu Dhabi Commercial Bank PJSC
3.500% due 03/31/2027		$400	378

Abu Dhabi National Energy Co. PJSC
2.000% due 04/29/2028		600	533

First Abu Dhabi Bank PJSC
5.125% due 10/13/2027		500	510

Kuwait Projects Co. SPC Ltd.
4.500% due 02/23/2027		500	430

MDGH GMTN RSC Ltd.
5.500% due 04/28/2033		200	213

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	57

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NBK SPC Ltd.
1.625% due 09/15/2027 •(i)		$1,200	$1,068

Total United Arab Emirates (Cost $3,288)			3,132

UNITED KINGDOM 2.4%

CORPORATE BONDS & NOTES 1.9%

Antofagasta PLC
2.375% due 10/14/2030		$200	160
5.625% due 05/13/2032		300	299

Fresnillo PLC
4.250% due 10/02/2050		500	376

Standard Chartered PLC
6.170% due 01/09/2027 •		300	301
7.767% due 11/16/2028 •		400	430

Tullow Oil PLC
10.250% due 05/15/2026		283	218

			1,784

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Canada Square Funding PLC
4.717% due 01/17/2059 •	GBP	93	113

Polaris PLC
5.409% due 05/27/2057 •		48	59

RMAC PLC
4.970% due 06/12/2046 •		50	62

Rochester Financing PLC
4.870% due 12/18/2044 •		69	83

Tower Bridge Funding PLC
4.891% due 12/20/2063 •		91	111

			428

Total United Kingdom (Cost $2,366)			2,212

UNITED STATES 8.2%

ASSET-BACKED SECURITIES 0.9%

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		$228	120

Countrywide Asset-Backed Certificates Trust
5.065% due 09/25/2037 ^•		19	19

JP Morgan Mortgage Acquisition Corp.
5.820% due 12/25/2035 •		700	626

NovaStar Mortgage Funding Trust
5.045% due 09/25/2037 •		94	91

			856

CORPORATE BONDS & NOTES 4.3%

BOC Aviation USA Corp.
1.625% due 04/29/2024		300	288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hikma Finance USA LLC
3.250% due 07/09/2025		$700	$659

Invepar Holdings LLC
1.000% due 12/31/2049 «(g)		158	0

Kosmos Energy Ltd.
7.125% due 04/04/2026		700	602

Rio Oil Finance Trust
8.200% due 04/06/2028		1,036	1,045
9.750% due 01/06/2027		705	730

Stillwater Mining Co.
4.000% due 11/16/2026		800	717

			4,041

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

Ecopetrol SA
TBD% due 08/17/2024 «µ		1,000	969

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.075% due 10/25/2035 •		271	243

Citigroup Mortgage Loan Trust
3.799% due 08/25/2036 ~		174	150

			393

U.S. GOVERNMENT AGENCIES 0.9%

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2053		900	898

U.S. TREASURY OBLIGATIONS 0.7%

U.S. Treasury Bonds
1.375% due 11/15/2040		900	621

Total United States (Cost $8,391)			7,778

VIRGIN ISLANDS (BRITISH) 1.6%

CORPORATE BONDS & NOTES 1.6%

Gerdau Trade, Inc.
4.875% due 10/24/2027		$200	196

Gold Fields Orogen Holdings BVI Ltd.
6.125% due 05/15/2029		500	506

OAS Restructuring Ltd.
5.000% due 03/31/2035 «(g)	BRL	356	4

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		$486	478

Studio City Co. Ltd.
7.000% due 02/15/2027		300	284

Total Virgin Islands (British) (Cost $1,560)			1,468

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.7%

COMMERCIAL PAPER 2.3%

BAT International Finance PLC
6.000% due 05/19/2023	$300	$298

Constellation Brands, Inc.
5.900% due 04/20/2023	250	249

Crown Castle, Inc.
5.740% due 04/11/2023	250	250

Enbridge (US), Inc.
4.980% due 04/05/2023	250	250

Global Payments, Inc.
5.900% due 04/28/2023	250	249

Republic Services, Inc.
5.750% due 04/17/2023	450	449

Walgreens Boots
5.900% due 04/26/2023	400	398

		2,143

REPURCHASE AGREEMENTS (h) 0.4%
		354

Total Short-Term Instruments (Cost $2,497)		2,497

Total Investments in Securities (Cost $107,963)		90,120

	SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	502,332	4,884

Total Short-Term Instruments (Cost $4,881)		4,884

Total Investments in Affiliates (Cost $4,881)		4,884

Total Investments 100.3% (Cost $112,844)		$95,004

Financial Derivative Instruments (j)(k) (0.2)% (Cost or Premiums, net $(29))		(138)

Other Assets and Liabilities, net (0.2)%		(164)

Net Assets 100.0%		$94,702

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Zero coupon security.

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Invepar Holdings LLC 1.000% due 12/31/2049	11/16/2018	$0	$0	0.00%
OAS Restructuring Ltd. 5.000% due 03/31/2035	04/30/2019	14	4	0.00
OAS SA - Exp. 01/21/2039	04/30/2019	0	0	0.00

		$14	$4	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$354	U.S. Treasury Bills 0.000% due 03/21/2024	$(361)	$354	$354

Total Repurchase Agreements						$(361)	$354	$354

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JML	4.250%	03/24/2023	05/05/2023	$(866)	$(868)
	4.650	03/24/2023	05/05/2023	(408)	(408)
	5.050	03/24/2023	05/05/2023	(130)	(130)

Total Reverse Repurchase Agreements					$(1,406)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$354	$0	$0	$354	$(361)	$(7)
JML	0	(1,406)	0	(1,406)	1,717	311

Total Borrowings and Other Financing Transactions	$354	$(1,406)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(1,406)	$0	$(1,406)

Total Borrowings	$0	$0	$(1,406)	$0	$(1,406)

Payable for reverse repurchase agreements					$(1,406)

(i)	Securities with an aggregate market value of $1,717 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(255) at a weighted average interest rate of 3.935%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	59

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	35	$7,226	$67	$5	$0
U.S. Treasury 5-Year Note June Futures	06/2023	22	2,409	49	5	0
U.S. Treasury 10-Year Note June Futures	06/2023	37	4,252	92	13	0

				$208	$23	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	25	$(3,683)	$(110)	$17	$(17)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	8	(969)	(34)	0	(4)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	8	(1,129)	(46)	0	(11)

				$(190)	$17	$(32)

Total Futures Contracts				$18	$40	$(32)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	6.588%	EUR	200	$13	$(22)	$(9)	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-38 5-Year Index	5.000%	Quarterly	06/20/2027	$	297	$7	$0	$7	$0	$0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028		300	0	5	5	2	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		2,700	14	18	32	3	0
CDX.IT-RAXX EXJP	1.000	Quarterly	06/20/2028	EUR	2,400	(41)	9	(32)	3	0
CDX.IT-RAXX XOV39	5.000	Quarterly	06/20/2028		400	3	9	12	6	0
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		300	14	1	15	0	0
iTraxx Europe Main 39 05-Year Index	1.000	Quarterly	06/20/2028		1,200	3	7	10	4	0

						$0	$49	$49	$18	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	09/21/2024	$	2,000	$85	$45	$130	$0	$0
Receive	3-Month ZAR-JIBAR	7.205	Quarterly	04/22/2027	ZAR	8,100	0	11	11	3	0
Pay	3-Month ZAR-JIBAR	7.210	Quarterly	04/22/2027		24,300	(38)	4	(34)	0	(8)

							$47	$60	$107	$3	$(8)

Total Swap Agreements							$60	$87	$147	$23	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$40	$23	$63	$0	$(32)		$(8)	$(40)

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Cash of $948 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2023		$517	ILS	1,772	$0	$(23)

BPS	04/2023	EUR	68		$73	0	(1)
	04/2023		$60	EUR	55	0	0
	04/2023	ZAR	5,090		$281	0	(4)
	05/2023		$82	EUR	75	0	0
	11/2023	ILS	1,296		$374	10	0

BRC	04/2023		$74	HKD	577	0	(1)
	05/2023	GBP	823		$994	0	(22)
	05/2023	ZAR	1,039		56	0	(2)

BSH	04/2023	BRL	4,800		876	0	(71)
	04/2023		$945	BRL	4,800	2	0
	07/2023	BRL	2,400		$428	0	(38)

CBK	04/2023		$151	EUR	140	1	0
	07/2023	ILS	1,772		$553	58	0

DUB	04/2023	BRL	824		162	0	0
	04/2023		$154	BRL	824	8	0
	04/2023		3,475	EUR	3,211	7	0
	05/2023	EUR	3,211		$3,480	0	(7)
	05/2023		$30	ZAR	550	1	0
	07/2023	BRL	837		$154	0	(8)

GLM	04/2023		3,983		784	0	(2)
	04/2023		$734	BRL	3,983	52	0
	05/2023	ZAR	2,019		$121	8	0
	07/2023	DOP	14,238		246	0	(8)

JPM	05/2023	ZAR	1,850		101	0	(2)

MBC	04/2023	EUR	198		211	0	(3)
	05/2023	ZAR	1,642		88	0	(4)

MYI	04/2023		$56	EUR	53	2	0
	11/2023		559	ILS	1,974	0	(4)

SCX	04/2023	ZAR	8,785		$478	0	(15)

UAG	04/2023	EUR	3,109		3,301	0	(71)
	09/2023		$72	ZAR	1,269	0	(2)
	11/2023	ILS	697		$202	6	0

Total Forward Foreign Currency Contracts						$155	$(288)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	61

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	America Movil SAB de CV	1.000%	Quarterly	12/20/2025	0.802%	$800	$(20)	$24	$4	$0
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.495	300	2	(1)	1	0

CBK	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.702	50	0	1	1	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	700	(33)	6	0	(27)

GST	Poland Government International Bond	1.000	Quarterly	06/20/2024	0.515	200	1	0	1	0

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.566	200	(4)	2	0	(2)
	State Oil Company of Azerb	1.000	Quarterly	12/20/2023	1.657	800	(28)	25	0	(3)

MYC	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199	300	(7)	4	0	(3)

Total Swap Agreements							$(89)	$61	$7	$(35)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(23)	$0	$0	$(23)	$(23)	$0	$(23)
BPS	10	0	0	10	(5)	0	0	(5)	5	0	5
BRC	0	0	5	5	(25)	0	0	(25)	(20)	0	(20)
BSH	2	0	0	2	(109)	0	0	(109)	(107)	0	(107)
CBK	59	0	1	60	0	0	(27)	(27)	33	0	33
DUB	16	0	0	16	(15)	0	0	(15)	1	0	1
GLM	60	0	0	60	(10)	0	0	(10)	50	0	50
GST	0	0	1	1	0	0	0	0	1	0	1
JPM	0	0	0	0	(2)	0	(5)	(7)	(7)	0	(7)
MBC	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
MYC	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
MYI	2	0	0	2	(4)	0	0	(4)	(2)	0	(2)
SCX	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
UAG	6	0	0	6	(73)	0	0	(73)	(67)	0	(67)

Total Over the Counter	$155	$0	$7	$162	$(288)	$0	$(35)	$(323)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$40	$40
Swap Agreements	0	20	0	0	3	23

	$0	$20	$0	$0	$43	$63

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$155	$0	$155
Swap Agreements	0	7	0	0	0	7

	$0	$7	$0	$155	$0	$162

	$0	$27	$0	$155	$43	$225

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$32	$32
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$40	$40

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$288	$0	$288
Swap Agreements	0	35	0	0	0	35

	$0	$35	$0	$288	$0	$323

	$0	$35	$0	$288	$40	$363

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(861)	$(861)
Swap Agreements	0	203	0	0	165	368

	$0	$203	$0	$0	$(696)	$(493)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$735	$0	$735
Written Options	0	20	0	0	0	20
Swap Agreements	0	(32)	0	(24)	0	(56)

	$0	$(12)	$0	$711	$0	$699

	$0	$191	$0	$711	$(696)	$206

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$171	$171
Swap Agreements	0	25	0	0	26	51

	$0	$25	$0	$0	$197	$222

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(32)	$0	$(32)
Written Options	0	(8)	0	0	0	(8)
Swap Agreements	0	75	0	0	0	75

	$0	$67	$0	$(32)	$0	$35

	$0	$92	$0	$(32)	$197	$257

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	63

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$375	$0	$375
Sovereign Issues	0	2	0	2
Azerbaijan
Corporate Bonds & Notes	0	443	0	443
Bermuda
Corporate Bonds & Notes	0	793	0	793
Brazil
Corporate Bonds & Notes	0	2,024	0	2,024
Sovereign Issues	0	459	0	459
Canada
Corporate Bonds & Notes	0	323	0	323
Cayman Islands
Corporate Bonds & Notes	0	10,867	0	10,867
Chile
Corporate Bonds & Notes	0	2,888	0	2,888
Sovereign Issues	0	532	0	532
China
Corporate Bonds & Notes	0	554	0	554
Colombia
Corporate Bonds & Notes	0	1,379	0	1,379
Sovereign Issues	0	492	0	492
Dominican Republic
Sovereign Issues	0	474	0	474
Guatemala
Corporate Bonds & Notes	0	503	0	503
Hong Kong
Corporate Bonds & Notes	0	2,307	0	2,307
India
Corporate Bonds & Notes	0	3,227	0	3,227
Indonesia
Corporate Bonds & Notes	0	4,260	0	4,260
Ireland
Corporate Bonds & Notes	0	341	0	341
Israel
Corporate Bonds & Notes	0	4,115	0	4,115
Jersey, Channel Islands
Corporate Bonds & Notes	0	426	0	426
Kazakhstan
Corporate Bonds & Notes	0	1,052	0	1,052
Luxembourg
Corporate Bonds & Notes	0	2,066	1	2,067
Malaysia
Corporate Bonds & Notes	0	1,206	0	1,206
Mauritius
Corporate Bonds & Notes	0	1,745	0	1,745
Mexico
Corporate Bonds & Notes	0	4,551	0	4,551
Morocco
Corporate Bonds & Notes	0	894	0	894
Multinational
Corporate Bonds & Notes	0	1,005	0	1,005
Netherlands
Corporate Bonds & Notes	0	4,172	0	4,172
Nigeria
Corporate Bonds & Notes	0	236	0	236
Oman
Sovereign Issues	0	204	0	204
Peru
Corporate Bonds & Notes	0	1,960	0	1,960
Philippines
Corporate Bonds & Notes	0	331	0	331
Qatar
Corporate Bonds & Notes	0	695	0	695

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Romania
Sovereign Issues	$0	$323	$0	$323
Russia
Corporate Bonds & Notes	0	121	0	121
Saudi Arabia
Corporate Bonds & Notes	0	1,649	0	1,649
Sovereign Issues	0	785	0	785
Singapore
Corporate Bonds & Notes	0	1,197	0	1,197
South Africa
Common Stocks	202	0	0	202
Corporate Bonds & Notes	0	2,664	1,015	3,679
South Korea
Corporate Bonds & Notes	0	4,601	0	4,601
Sovereign Issues	0	794	0	794
Thailand
Corporate Bonds & Notes	0	1,472	0	1,472
Turkey
Corporate Bonds & Notes	0	424	0	424
Sovereign Issues	0	809	0	809
Ukraine
Sovereign Issues	0	75	0	75
United Arab Emirates
Corporate Bonds & Notes	0	3,132	0	3,132
United Kingdom
Corporate Bonds & Notes	0	1,784	0	1,784
Non-Agency Mortgage-Backed Securities	0	428	0	428
United States
Asset-Backed Securities	0	856	0	856
Corporate Bonds & Notes	0	4,041	0	4,041
Loan Participations and Assignments	0	0	969	969
Non-Agency Mortgage-Backed Securities	0	393	0	393
U.S. Government Agencies	0	898	0	898
U.S. Treasury Obligations	0	621	0	621
Virgin Islands (British)
Corporate Bonds & Notes	0	1,464	4	1,468
Short-Term Instruments
Commercial Paper	0	2,143	0	2,143
Repurchase Agreements	0	354	0	354

	$202	$87,929	$1,989	$90,120

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,884	$0	$0	$4,884

Total Investments	$5,086	$87,929	$1,989	$95,004

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	17	46	0	63
Over the counter	0	162	0	162

	$17	$208	$0	$225

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	(23)	0	(40)
Over the counter	0	(323)	0	(323)

	$(17)	$(346)	$0	$(363)

Total Financial Derivative Instruments	$0	$(138)	$0	$(138)

Totals	$5,086	$87,791	$1,989	$94,866

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$612	$19	$0	$6	$0	$(221)	$0	$(416)	$0	$0
Warrants	2	0	0	0	0	(2)	0	0	0	(2)
Jersey, Channel Islands
Corporate Bonds & Notes	419	0	(433)	1	(14)	27	0	0	0	0
Luxembourg
Corporate Bonds & Notes	0	1	0	0	(1)	1	0	0	1	0
South Africa
Corporate Bonds & Notes	1,241	0	0	0	0	(226)	0	0	1,015	(226)
Loan Participations and Assignments	714	0	(729)	(25)	48	(8)	0	0	0	0
United States
Loan Participations and Assignments	0	965	0	0	0	4	0	0	969	4
Virgin Islands (British)
Corporate Bonds & Notes	4	0	0	1	0	(1)	0	0	4	(1)

Totals	$2,992	$985	$(1,162)	$(17)	$33	$(426)	$0	$(416)	$1,989	$(225)

Financial Derivative Instruments - Liabilities
Over the Counter	$0	$0	$(1)	$0	$0	$1	$0	$0	$0	$0

Totals	$2,992	$985	$(1,163)	$(17)	$33	$(425)	$0	$(416)	$1,989	$(225)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Luxembourg
Corporate Bonds & Notes	$1	Indicative Market Quotation	Price	42.500	—
South Africa
Corporate Bonds & Notes	1,015	Discounted Cash Flow	Discount Rate	9.300	—
United States
Loan Participations & Assignments	969	Proxy Pricing	Base Price	96.500	—
Virgin Islands (British)
Corporate Bonds & Notes	4	Expected Recovery	Recovery Rate	4.990	—

Total	$1,989

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	65

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.3%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
0.000% due 04/21/2023 (f)(h)	ARS	51,134	$125
15.500% due 10/17/2026		144,420	83

Autonomous City of Buenos Aires
74.828% (BADLARPP + 3.750%) due 02/22/2028 ~		108,464	263

Total Argentina (Cost $1,858)			471

AUSTRALIA 0.0%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

RESIMAC Bastille Trust
5.551% due 12/05/2059 •		$24	24

Total Australia (Cost $24)			24

BRAZIL 14.5%

CORPORATE BONDS & NOTES 0.4%

Banco BTG Pactual SA
4.500% due 01/10/2025		$200	193

Oi SA
5.358% (BZDIOVRA + 0.000%) due 02/25/2035 «~	BRL	1,010	206

Vale SA
3.202% due 12/29/2049 ~(i)		27,540	1,925

			2,324

SOVEREIGN ISSUES 14.1%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2023 (f)		423,700	78,534

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		1,400	268

			78,802

Total Brazil (Cost $81,613)			81,126

CAYMAN ISLANDS 0.9%

ASSET-BACKED SECURITIES 0.7%

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		$2,432	2,406

MidOcean Credit CLO
5.832% due 01/29/2030 •		1,709	1,696

			4,102

CORPORATE BONDS & NOTES 0.2%

Alpha Star Holding Ltd.
6.625% due 04/18/2023		300	300

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (f)		91	78

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)		500	63
9.750% due 09/28/2023 ^(c)		1,000	121
10.500% due 01/15/2025 ^(c)		1,200	150
10.875% due 07/23/2023 ^(c)		300	37
11.700% due 11/11/2025 ^(c)		1,100	138

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		100	99

Sunac China Holdings Ltd.
8.350% due 04/19/2023 ^(c)		500	121

			1,107

Total Cayman Islands (Cost $7,546)			5,209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 0.2%

SOVEREIGN ISSUES 0.2%

Bonos de la Tesoreria de la Republica en pesos
5.000% due 10/01/2028	CLP	705,000	$865

Total Chile (Cost $842)			865

COLOMBIA 2.4%

CORPORATE BONDS & NOTES 0.7%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	10,460,000	2,027
8.375% due 11/08/2027		9,820,000	1,630

			3,657

SOVEREIGN ISSUES 1.7%

Colombia Government International Bond
7.500% due 02/02/2034		$1,500	1,477

Colombian TES
6.250% due 07/09/2036	COP	4,243,700	579
9.250% due 05/28/2042		18,955,100	3,183
13.250% due 02/09/2033		18,843,900	4,349

Financiera de Desarrollo Territorial SA Findeter
7.875% due 08/12/2024		248,000	49

			9,637

Total Colombia (Cost $14,596)			13,294

CZECH REPUBLIC 0.6%

SOVEREIGN ISSUES 0.6%

Czech Republic Government International Bond
2.000% due 10/13/2033	CZK	10,300	375
2.500% due 08/25/2028		68,200	2,816

Total Czech Republic (Cost $2,867)			3,191

DENMARK 1.4%

CORPORATE BONDS & NOTES 1.4%

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	5,652	615

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		1,194	129
1.500% due 10/01/2053		2,764	300

Nykredit Realkredit AS
1.000% due 10/01/2050		11,303	1,219
1.000% due 10/01/2053		388	39
1.500% due 10/01/2053		37,785	4,204

Realkredit Danmark AS
1.000% due 10/01/2050		5,098	550
1.500% due 10/01/2053		7,419	829

Total Denmark (Cost $10,787)			7,885

DOMINICAN REPUBLIC 2.3%

SOVEREIGN ISSUES 2.3%

Dominican Republic Central Bank Notes
12.000% due 10/03/2025	DOP	93,600	1,674
13.000% due 12/05/2025		377,200	6,891
13.000% due 01/30/2026		163,900	2,994

Dominican Republic International Bond
13.625% due 02/03/2033		69,000	1,433

Total Dominican Republic (Cost $11,854)			12,992

HUNGARY 0.1%

SOVEREIGN ISSUES 0.1%

Hungary Government International Bond
4.750% due 11/24/2032	HUF	172,200	374
6.750% due 10/22/2028		124,800	316

Total Hungary (Cost $722)			690

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

Periama Holdings LLC
5.950% due 04/19/2026		$1,200	$1,137

Total India (Cost $1,268)			1,137

IRELAND 0.3%

ASSET-BACKED SECURITIES 0.3%

Oak Hill European Credit Partners DAC
3.082% due 10/20/2031 •	EUR	1,450	1,537

Total Ireland (Cost $1,708)			1,537

ISRAEL 2.5%

CORPORATE BONDS & NOTES 0.3%

Bank Leumi Le-Israel BM
7.129% due 07/18/2033 •(j)		$1,500	1,460

SOVEREIGN ISSUES 2.2%

Israel Government International Bond
0.150% due 07/31/2023	ILS	31,300	8,585
1.500% due 11/30/2023		14,200	3,876

			12,461

Total Israel (Cost $14,307)			13,921

IVORY COAST 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Republic of Cote d’lvoire
7.985% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	1,520	1,558

Total Ivory Coast (Cost $1,797)			1,558

JERSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Corsair International Ltd.
7.772% due 01/28/2027 •	EUR	1,900	2,030
8.122% due 01/28/2029 •		700	744

Total Jersey, Channel Islands (Cost $2,911)			2,774

KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	749,000	1,605

Total Kazakhstan (Cost $2,289)			1,605

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		$341	339

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		646	382

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 ^(c)(j)		1,400	470

Total Luxembourg (Cost $2,242)			1,191

MALAYSIA 5.7%

SOVEREIGN ISSUES 5.7%

Malaysia Government International Bond
3.757% due 04/20/2023	MYR	125,260	28,410
3.757% due 05/22/2040		1,000	214

Malaysia Government Investment Issue
3.422% due 09/30/2027		420	94

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.990% due 10/15/2025	MYR	9,930	$2,289
4.130% due 07/09/2029		4,060	935

Total Malaysia (Cost $29,850)			31,942

MEXICO 2.7%

CORPORATE BONDS & NOTES 0.3%

Petroleos Mexicanos
10.000% due 02/07/2033		$1,500	1,439

SOVEREIGN ISSUES 2.4%

Mexico Government International Bond
5.000% due 03/06/2025	MXN	151,200	7,616
5.500% due 03/04/2027		33,300	1,630
5.750% due 03/05/2026		74,000	3,712
7.500% due 06/03/2027		4,500	237
8.500% due 05/31/2029		3,900	213

			13,408

Total Mexico (Cost $14,104)			14,847

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Republic of Angola Via Avenir BV
9.687% (US0006M + 4.500%) due 12/07/2023 ~		$360	364
12.638% (US0006M + 7.500%) due 07/03/2023 ~		1,026	1,034

Total Netherlands (Cost $1,383)			1,398

PANAMA 0.2%

SOVEREIGN ISSUES 0.2%

Panama Government International Bond
6.400% due 02/14/2035		$600	627
6.853% due 03/28/2054		500	514

Total Panama (Cost $1,112)			1,141

PERU 1.9%

CORPORATE BONDS & NOTES 0.6%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	14,180	3,550

SOVEREIGN ISSUES 1.3%

Fondo MIVIVIENDA SA
7.000% due 02/14/2024		28,000	7,350

Total Peru (Cost $11,740)			10,900

POLAND 1.1%

SOVEREIGN ISSUES 1.1%

Poland Government International Bond
1.250% due 10/25/2030	PLN	1,900	317
2.750% due 10/25/2029		6,700	1,289
4.875% due 10/04/2033 (a)		$600	598
5.500% due 04/04/2053 (a)		600	609
6.000% due 10/25/2033	PLN	5,800	1,339
7.500% due 07/25/2028		9,200	2,267

Total Poland (Cost $6,240)			6,419

QATAR 0.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		$2,600	2,597

Total Qatar (Cost $2,589)			2,597

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPUBLIC OF KOREA 1.6%

SOVEREIGN ISSUES 1.6%

Export-Import Bank of Korea
4.890% due 08/09/2023	INR	746,100	$8,973

Total Republic of Korea (Cost $9,081)			8,973

ROMANIA 0.6%

SOVEREIGN ISSUES 0.6%

Romania Government International Bond
4.250% due 04/28/2036	RON	2,600	416
4.750% due 10/11/2034		200	35
5.000% due 09/27/2026	EUR	1,400	1,518
6.625% due 09/27/2029		1,300	1,442

Total Romania (Cost $3,408)			3,411

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
1.125% due 11/20/2027 «	EUR	300	20
5.100% due 03/28/2035 «		$200	12

Total Russia (Cost $349)			32

SOUTH AFRICA 2.2%

CORPORATE BONDS & NOTES 0.9%

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	56,800	3,167

Eskom Holdings SOC Ltd.
7.850% due 04/02/2026		37,000	2,009

			5,176

SOVEREIGN ISSUES 1.3%

South Africa Government International Bond
2.000% due 01/31/2025 (h)		60,714	3,330
10.500% due 12/21/2026		66,300	3,965

			7,295

Total South Africa (Cost $14,044)			12,471

SOUTH KOREA 0.3%

SOVEREIGN ISSUES 0.3%

Korea National Oil Corp.
4.750% due 04/03/2026 (a)		$1,500	1,492

Total South Korea (Cost $1,492)			1,492

TURKEY 0.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

SOCAR Turkey Enerji AS
6.553% (EUR003M + 3.450%) due 08/11/2026 «~	EUR	2,500	2,610

Total Turkey (Cost $2,938)			2,610

UNITED KINGDOM 1.0%

CORPORATE BONDS & NOTES 0.2%

Jaguar Land Rover Automotive PLC
5.875% due 11/15/2024	EUR	1,100	1,176

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

Canada Square Funding PLC
4.717% due 01/17/2059 •	GBP	465	564

Harbour PLC
4.871% due 01/28/2054 •		500	607

Polaris PLC
5.409% due 05/27/2057 •		96	118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RMAC PLC
4.970% due 06/12/2046 •	GBP	399	$492

Rochester Financing PLC
4.870% due 12/18/2044 •		548	666

Stratton Mortgage Funding PLC
5.051% (SONIO/N + 0.900%) due 03/12/2052 ~		130	159

Tower Bridge Funding PLC
4.891% due 12/20/2063 •		364	444

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)		0	1,387

			4,437

Total United Kingdom (Cost $5,594)			5,613

UNITED STATES 4.7%

ASSET-BACKED SECURITIES 2.8%

Bear Stearns Asset-Backed Securities Trust
3.893% due 07/25/2036 ~		$17	17

Citigroup Mortgage Loan Trust
4.905% due 07/25/2045 •		76	53

Countrywide Asset-Backed Certificates Trust
5.035% due 11/25/2037 •		1,207	1,100
5.145% due 03/25/2047 ^•		123	119

Credit-Based Asset Servicing & Securitization LLC
4.737% due 07/25/2037 ~		24	16

Fremont Home Loan Trust
4.995% due 10/25/2036 •		2,922	1,217

GE-WMC Mortgage Securities Trust
4.925% due 08/25/2036 •		23	10

GSAMP Trust
4.915% due 12/25/2036 ~		83	41

HSI Asset Loan Obligation Trust
4.686% due 12/25/2036 •		33	11

Humboldt Americas LLC
0.000% due 05/31/2023 «	COP	34,000,000	7,134

JP Morgan Mortgage Acquisition Corp.
5.355% due 02/25/2036 ^•		$385	373

MASTR Asset-Backed Securities Trust
4.895% due 01/25/2037 •		173	49

Morgan Stanley ABS Capital, Inc. Trust
5.610% due 01/25/2035 •		185	168

Morgan Stanley Mortgage Loan Trust
6.488% due 11/25/2036 ^þ		1,075	253

OneMain Financial Issuance Trust
4.130% due 05/14/2035		1,800	1,741

RAAC Trust
5.545% due 02/25/2046 •		1,959	1,939

Residential Asset Securities Corp. Trust
5.805% due 08/25/2035 •		302	293

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•		247	57

WaMu Asset-Backed Certificates WaMu Trust
5.085% due 05/25/2037 •		1,439	1,174

			15,765

		SHARES
COMMON STOCKS 0.0%

Constellation Oil ‘B’ «(d)(k)		710,158	77

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.1%

Aviation Capital Group LLC
3.875% due 05/01/2023		$200	199

Rio Oil Finance Trust
9.250% due 07/06/2024		303	307

			506

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	67

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Ecopetrol SA
TBD% due 08/17/2024 «µ		$2,600	$2,518

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Banc of America Mortgage Trust
3.684% due 07/25/2034 ~		34	30

CitiMortgage Alternative Loan Trust
5.495% due 10/25/2036 •		771	640

Countrywide Alternative Loan Trust
3.373% due 10/25/2035 ^~		7	6
5.125% due 04/25/2047 •		962	822
5.195% due 05/25/2036 ^•		1,250	532
5.405% due 12/25/2035 •		35	31

Countrywide Home Loan Mortgage Pass-Through Trust
3.914% due 02/20/2036 ^~		22	17
5.385% due 04/25/2046 •		369	106

Credit Suisse Mortgage Capital Trust
3.005% due 12/26/2059 ~		684	685

GSMPS Mortgage Loan Trust
5.195% due 01/25/2036 •		162	131

HarborView Mortgage Loan Trust
5.138% due 10/19/2035 •		246	137

IndyMac INDX Mortgage Loan Trust
5.485% due 07/25/2045 •		181	147

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		233	222

Mortgage Equity Conversion Asset Trust
4.880% due 05/25/2042 •		868	775

New York Mortgage Trust
5.385% due 04/25/2035 •		1,545	1,431

Structured Asset Mortgage Investments Trust
5.161% due 04/19/2035 •		442	379

Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036		89	87

WaMu Mortgage Pass-Through Certificates Trust
3.609% due 03/25/2037 ~		55	49
5.215% due 05/25/2034 •		171	159

			6,386

SOVEREIGN ISSUES 0.2%

Colombia TES
1.000% due 04/28/2028	COP	8,000,000	1,382

U.S. GOVERNMENT AGENCIES 0.0%

Fannie Mae
3.522% due 11/01/2035 •		$12	12
3.913% due 09/01/2035 •		42	41
3.992% due 06/01/2043 •		47	45
3.993% due 07/01/2044 •		11	10
4.162% due 11/01/2035 •		13	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
3.981% due 08/01/2035 •		$1	$1
5.125% due 09/25/2031 •		42	41

			163

		SHARES
WARRANTS 0.0%

Constellation Oil Class ‘D’ - Exp. 06/10/2071 «(k)		1	0

Total United States (Cost $32,302)			26,797

		PRINCIPAL AMOUNT (000S)
URUGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Uruguay Government International Bond
3.700% due 06/26/2037 (h)	UYU	14,268	380
3.875% due 07/02/2040 (h)		42,985	1,180

Total Uruguay (Cost $1,557)			1,560

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%

Zambia Government International Bond
13.000% due 01/25/2031	ZMW	23,100	591

Total Zambia (Cost $639)			591

SHORT-TERM INSTRUMENTS 73.8%

CERTIFICATES OF DEPOSIT 1.0%

Banco Bilbao Vizcaya Argentaria Colombia SA
14.215% due 01/13/2024	COP	1,614,300	343
18.565% due 01/11/2024		1,610,000	354

Banco Davivienda SA
15.389% due 02/21/2024 «		1,610,000	358

Bancolombia SA
5.917% due 01/27/2024		3,751,800	763
8.711% due 04/04/2023	COP	4,216,200	905
12.613% due 08/04/2023		7,535,300	1,617
14.460% due 02/25/2024		1,330,000	284
15.305% due 05/12/2023		1,297,200	279
17.076% due 10/06/2023		1,068,100	234
17.278% due 10/02/2023		2,644,800	579

			5,716

REPURCHASE AGREEMENTS (l) 58.8%
			328,198

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 7.7%

Federal Home Loan Bank
4.850% due 05/18/2023 •		$11,800	$11,800
4.860% due 05/04/2023 •		7,900	7,900

Korea Monetary Stabilization Bond
3.890% due 11/09/2023	KRW	30,000,000	23,134

			42,834

ARGENTINA TREASURY BILLS 0.0%
30.186% due 05/19/2023 - 09/18/2023 (e)(f)(h)	ARS	31,421	77

HUNGARY TREASURY BILLS 2.1%
18.251% due 04/06/2023 (f)(g)	HUF	4,190,000	11,932

U.S. TREASURY BILLS 4.2%
4.557% due 04/06/2023 - 05/25/2023 (e)(f)(o)		$23,454	23,370

Total Short-Term Instruments (Cost $410,789)			412,127

Total Investments in Securities (Cost $708,442)			694,391

		SHARES
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short Asset Portfolio		2,291,860	21,997

PIMCO Short-Term Floating NAV Portfolio III		19,624	191

Total Short-Term Instruments (Cost $23,101)			22,188

Total Investments in Affiliates (Cost $23,101)			22,188

Total Investments 128.3% (Cost $731,543)			$716,579

Financial Derivative Instruments (m)(n) (0.4)% (Cost or Premiums, net $2,551)			(2,288)

Other Assets and Liabilities, net (27.9)%			(155,910)

Net Assets 100.0%			$558,381

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Coupon represents a yield to maturity.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$77	$77	0.01%
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00

		$77	$77	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$150,300	U.S. Treasury Notes 3.250% due 06/30/2027	$(153,384)	$150,300	$150,300
	4.950	03/31/2023	04/03/2023	100	U.S. Treasury Notes 0.500% due 04/30/2027	(102)	100	100
DEU	4.920	03/31/2023	04/03/2023	151,600	U.S. Treasury Bonds 2.250% due 05/15/2041	(157,037)	151,600	151,662
FICC	2.200	03/31/2023	04/03/2023	898	U.S. Treasury Bills 0.000% due 03/21/2024	(916)	898	898
	4.830	03/31/2023	04/03/2023	25,300	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041	(25,806)	25,300	25,310

Total Repurchase Agreements						$(337,245)	$328,198	$328,270

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$150,400	$0	$0	$150,400	$(153,486)	$(3,086)
DEU	151,662	0	0	151,662	(157,037)	(5,375)
FICC	26,208	0	0	26,208	(26,722)	(514)

Total Borrowings and Other Financing Transactions	$328,270	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	69

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$110.500	04/21/2023	9	$9	$(3)	$0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	34	34	(18)	(3)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	14	14	(6)	(2)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	9	9	(6)	(4)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	14	14	(9)	(3)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	34	34	(31)	(5)

Total Written Options					$(73)	$(17)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	10	$1,473	$44	$7	$(7)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2023	23	$(2,940)	$(67)	$12	$(8)
U.S. Treasury 10-Year Note June Futures	06/2023	24	(2,758)	(41)	0	(8)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	4	(565)	(8)	0	(5)

				$(116)	$12	$(21)

Total Futures Contracts				$(72)	$19	$(28)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2023	0.909%	EUR	300	$0	$0	$0	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2026	0.720	$	100	(2)	3	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.267		100	1	0	1	0	0

							$(1)	$3	$2	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250%	Annual	06/21/2028	$	11,800	$(29)	$37	$8	$0	$(37)
Receive	1-Year BRL-CDI	4.720	Maturity	01/02/2024	BRL	8,500	77	144	221	1	0
Pay	1-Year BRL-CDI	7.310	Maturity	01/02/2024		20,500	0	(361)	(361)	0	(1)
Pay	1-Year BRL-CDI	7.775	Maturity	01/02/2024		27,100	0	(428)	(428)	0	(1)
Pay	1-Year BRL-CDI	9.880	Maturity	01/02/2024		13,700	12	(128)	(116)	0	(1)
Pay	1-Year BRL-CDI	10.665	Maturity	01/02/2024		1,400	0	(10)	(10)	0	0
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024		5,600	0	(38)	(38)	0	0
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024		900	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024		1,700	0	(10)	(10)	0	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024		5,300	0	(30)	(30)	0	0
Pay	1-Year BRL-CDI	11.148	Maturity	01/02/2024		1,300	0	(7)	(7)	0	0
Receive	1-Year BRL-CDI	11.505	Maturity	01/02/2024		9,700	0	43	43	1	0
Receive	1-Year BRL-CDI	11.530	Maturity	01/02/2024		31,900	0	140	140	2	0
Receive	1-Year BRL-CDI	11.535	Maturity	01/02/2024		10,600	0	46	46	1	0
Receive	1-Year BRL-CDI	11.540	Maturity	01/02/2024		9,600	0	42	42	0	0
Receive	1-Year BRL-CDI	11.543	Maturity	01/02/2024		9,700	0	42	42	1	0

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	12.290%	Maturity	01/02/2024	BRL	8,200	$0	$(6)	$(6)	$0	$0
Pay	1-Year BRL-CDI	13.995	Maturity	01/02/2024		5,100	0	6	6	0	0
Receive	1-Year BRL-CDI	12.350	Maturity	07/01/2024		35,100	0	12	12	4	0
Receive	1-Year BRL-CDI	12.490	Maturity	07/01/2024		38,000	0	4	4	4	0
Pay	1-Year BRL-CDI	12.595	Maturity	07/01/2024		31,400	0	6	6	0	(4)
Pay	1-Year BRL-CDI	13.080	Maturity	07/01/2024		72,000	0	71	71	0	(8)
Pay	1-Year BRL-CDI	11.315	Maturity	01/02/2025		12,000	0	(53)	(53)	0	(2)
Receive	1-Year BRL-CDI	11.515	Maturity	01/02/2025		19,500	0	53	53	3	0
Receive	1-Year BRL-CDI	11.708	Maturity	01/02/2025		5,300	0	10	10	1	0
Pay	1-Year BRL-CDI	11.734	Maturity	01/02/2025		9,200	0	(21)	(21)	0	(2)
Receive	1-Year BRL-CDI	11.740	Maturity	01/02/2025		11,500	0	21	21	2	0
Receive	1-Year BRL-CDI	11.750	Maturity	01/02/2025		11,600	0	21	21	2	0
Pay	1-Year BRL-CDI	11.800	Maturity	01/02/2025		9,100	0	(18)	(18)	0	(2)
Pay	1-Year BRL-CDI	11.835	Maturity	01/02/2025		9,100	0	(17)	(17)	0	(1)
Pay	1-Year BRL-CDI	11.845	Maturity	01/02/2025		29,400	0	(43)	(43)	0	(5)
Pay	1-Year BRL-CDI	11.870	Maturity	01/02/2025		22,300	0	(31)	(31)	0	(4)
Pay	1-Year BRL-CDI	12.005	Maturity	01/02/2025		23,300	0	(35)	(35)	0	(4)
Pay	1-Year BRL-CDI	12.210	Maturity	01/02/2025		13,000	0	(10)	(10)	0	(2)
Pay	1-Year BRL-CDI	12.425	Maturity	01/02/2025		32,200	0	(5)	(5)	0	(5)
Receive	1-Year BRL-CDI	12.740	Maturity	01/02/2025		31,200	0	(50)	(50)	5	0
Pay	1-Year BRL-CDI	12.740	Maturity	01/02/2025		14,200	0	15	15	0	(2)
Receive	1-Year BRL-CDI	12.765	Maturity	01/02/2025		16,100	0	(27)	(27)	3	0
Receive	1-Year BRL-CDI	12.850	Maturity	01/02/2025		44,100	17	(80)	(63)	7	0
Receive	1-Year BRL-CDI	13.190	Maturity	01/02/2025		5,200	0	(15)	(15)	1	0
Receive	1-Year BRL-CDI	13.215	Maturity	01/02/2025		5,300	0	(15)	(15)	1	0
Receive	1-Year BRL-CDI	13.400	Maturity	01/02/2025		12,500	0	(43)	(43)	2	0
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		75,900	(281)	(2,333)	(2,614)	6	0
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	796	796	0	(2)
Receive	1-Year BRL-CDI	6.450	Maturity	01/04/2027		46,100	0	1,437	1,437	0	(4)
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		28,200	(123)	949	826	0	(2)
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		36,300	0	1,099	1,099	0	(3)
Receive	1-Year BRL-CDI	6.950	Maturity	01/04/2027		30,700	(275)	1,019	744	0	(2)
Pay	1-Year BRL-CDI	7.300	Maturity	01/04/2027		58,900	0	(1,565)	(1,565)	4	0
Receive	1-Year BRL-CDI	8.325	Maturity	01/04/2027		8,500	0	198	198	0	(1)
Pay	1-Year BRL-CDI	8.355	Maturity	01/04/2027		8,200	0	(191)	(191)	1	0
Pay	1-Year BRL-CDI	8.450	Maturity	01/04/2027		19,200	5	(437)	(432)	1	0
Receive	1-Year BRL-CDI	8.640	Maturity	01/04/2027		15,900	(214)	313	99	0	(1)
Pay	1-Year BRL-CDI	8.910	Maturity	01/04/2027		8,600	114	(142)	(28)	0	0
Receive	1-Year BRL-CDI	9.600	Maturity	01/04/2027		2,700	0	(19)	(19)	0	0
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027		300	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		2,300	0	(28)	(28)	0	0
Pay	1-Year BRL-CDI	10.995	Maturity	01/04/2027		5,200	0	(37)	(37)	0	0
Pay	1-Year BRL-CDI	11.020	Maturity	01/04/2027		4,100	0	(28)	(28)	0	0
Pay	1-Year BRL-CDI	11.045	Maturity	01/04/2027		5,000	0	(34)	(34)	0	0
Pay	1-Year BRL-CDI	11.048	Maturity	01/04/2027		7,800	0	(52)	(52)	0	0
Pay	1-Year BRL-CDI	11.050	Maturity	01/04/2027		5,500	0	(37)	(37)	0	0
Pay	1-Year BRL-CDI	11.055	Maturity	01/04/2027		5,100	0	(34)	(34)	0	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/04/2027		5,200	0	(34)	(34)	0	0
Pay	1-Year BRL-CDI	11.130	Maturity	01/04/2027		4,700	0	(30)	(30)	0	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/04/2027		5,700	0	(36)	(36)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2027		700	34	(18)	16	0	0
Pay	1-Year BRL-CDI	12.090	Maturity	01/04/2027		5,900	0	3	3	0	0
Pay	1-Year BRL-CDI	12.091	Maturity	01/04/2027		5,500	0	3	3	0	0
Receive	1-Year BRL-CDI	12.533	Maturity	01/02/2029		10,900	0	(12)	(12)	0	(2)
Pay	1-Year BRL-CDI	12.684	Maturity	01/02/2029		12,700	0	24	24	2	0
Pay	1-Year BRL-CDI	12.746	Maturity	01/02/2029		13,900	0	31	31	2	0
Receive	1-Year BRL-CDI	13.218	Maturity	01/02/2029		28,200	0	(132)	(132)	0	(4)
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	09/21/2027	CNY	32,640	(37)	90	53	0	0
Receive	3-Month CNY-CNREPOFIX	2.750	Quarterly	03/15/2028		12,070	11	(7)	4	0	0
Receive	3-Month COP-IBR Compounded-OIS	7.560	Quarterly	02/14/2024	COP	10,775,000	0	94	94	0	0
Receive	3-Month COP-IBR Compounded-OIS	2.630	Quarterly	07/24/2024		33,752,000	0	875	875	8	0
Receive	3-Month COP-IBR Compounded-OIS	2.650	Quarterly	07/24/2024		43,761,000	0	1,132	1,132	10	0
Pay	3-Month COP-IBR Compounded-OIS	2.740	Quarterly	07/24/2024		57,691,900	0	(1,476)	(1,476)	0	(13)
Receive	3-Month COP-IBR Compounded-OIS	3.900	Quarterly	07/24/2024		53,858,600	237	952	1,189	11	0
Pay	3-Month COP-IBR Compounded-OIS	4.495	Quarterly	10/10/2024		10,487,900	0	(235)	(235)	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	10.950	Quarterly	12/19/2024		1,197,400	0	2	2	0	0
Receive	3-Month COP-IBR Compounded-OIS	6.885	Quarterly	01/31/2025		4,577,000	0	64	64	0	0
Receive	3-Month COP-IBR Compounded-OIS	7.500	Quarterly	02/15/2025		2,957,000	0	33	33	0	0
Receive	3-Month COP-IBR Compounded-OIS	7.855	Quarterly	02/22/2025		3,899,700	0	38	38	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.550	Quarterly	03/17/2025		15,878,500	0	22	22	1	0
Pay	3-Month COP-IBR Compounded-OIS	10.600	Quarterly	03/17/2025		5,363,000	0	8	8	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	71

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month COP-IBR Compounded-OIS	10.500%	Quarterly	03/21/2025	COP	24,986,700	$0	$32	$32	$1	$0
Receive	3-Month COP-IBR Compounded-OIS	8.020	Quarterly	04/08/2025		8,036,300	0	79	79	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.470	Quarterly	07/01/2025		6,788,000	0	19	19	0	0
Receive	3-Month COP-IBR Compounded-OIS	11.640	Quarterly	10/21/2025		20,567,000	0	(198)	(198)	0	(4)
Pay	3-Month COP-IBR Compounded-OIS	12.060	Quarterly	11/09/2025		7,769,000	0	94	94	2	0
Pay	3-Month COP-IBR Compounded-OIS	11.930	Quarterly	11/10/2025		10,971,900	0	126	126	2	0
Pay	3-Month COP-IBR Compounded-OIS	10.720	Quarterly	11/18/2025		27,386,300	0	148	148	4	0
Receive	3-Month COP-IBR Compounded-OIS	2.995	Quarterly	11/24/2025		25,719,000	0	885	885	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.170	Quarterly	11/26/2025		4,724,800	0	11	11	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	9.177	Quarterly	11/26/2025		3,603,600	0	9	9	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.270	Quarterly	11/26/2025		5,342,000	0	10	10	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	9.280	Quarterly	11/26/2025		22,120,000	0	41	41	0	(3)
Receive	3-Month COP-IBR Compounded-OIS	9.310	Quarterly	11/26/2025		7,796,400	0	13	13	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	10.110	Quarterly	11/26/2025		15,612,000	0	(38)	(38)	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	10.470	Quarterly	11/26/2025		11,969,700	0	51	51	2	0
Receive	3-Month COP-IBR Compounded-OIS	12.050	Quarterly	11/26/2025		33,462,000	0	(416)	(416)	0	(7)
Pay	3-Month COP-IBR Compounded-OIS	3.080	Quarterly	01/13/2026		34,964,000	0	(1,299)	(1,299)	0	0
Receive	3-Month COP-IBR Compounded-OIS	3.125	Quarterly	01/15/2026		8,185,000	0	301	301	0	0
Pay	3-Month COP-IBR Compounded-OIS	4.655	Quarterly	05/11/2026		18,314,458	0	(522)	(522)	1	0
Receive	3-Month COP-IBR Compounded-OIS	9.055	Quarterly	08/26/2026		4,737,300	0	6	6	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	6.710	Quarterly	01/11/2027		21,419,000	0	390	390	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	7.130	Quarterly	01/31/2027		1,649,000	0	24	24	0	0
Receive	3-Month COP-IBR Compounded-OIS	7.140	Quarterly	02/01/2027		2,948,400	0	43	43	0	0
Receive	3-Month COP-IBR Compounded-OIS	7.080	Quarterly	02/02/2027		1,563,700	0	23	23	0	0
Pay	3-Month COP-IBR Compounded-OIS	7.585	Quarterly	02/14/2027		4,772,000	0	(53)	(53)	1	0
Pay	3-Month COP-IBR Compounded-OIS	8.200	Quarterly	03/11/2027		6,915,000	0	(42)	(42)	1	0
Pay	3-Month COP-IBR Compounded-OIS	8.240	Quarterly	03/15/2027		2,148,800	0	(12)	(12)	0	0
Pay	3-Month COP-IBR Compounded-OIS	8.560	Quarterly	03/30/2027		1,406,700	0	(4)	(4)	0	0
Pay	3-Month COP-IBR Compounded-OIS	8.686	Quarterly	03/30/2027		8,373,200	0	(19)	(19)	1	0
Pay	3-Month COP-IBR Compounded-OIS	8.320	Quarterly	03/31/2027		3,632,000	0	(17)	(17)	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	7.890	Quarterly	04/08/2027		3,159,600	0	31	31	0	0
Receive	3-Month COP-IBR Compounded-OIS	7.913	Quarterly	04/08/2027		4,863,100	0	46	46	0	0
Receive	3-Month COP-IBR Compounded-OIS	7.940	Quarterly	04/08/2027		2,447,900	0	23	23	0	0
Receive	3-Month COP-IBR Compounded-OIS	5.175	Quarterly	05/28/2027		33,105,900	64	886	950	0	0
Pay	3-Month COP-IBR Compounded-OIS	8.360	Quarterly	06/02/2027		11,303,000	0	(56)	(56)	1	0
Receive	3-Month COP-IBR Compounded-OIS	9.430	Quarterly	06/16/2027		2,488,400	0	(8)	(8)	0	0
Pay	3-Month COP-IBR Compounded-OIS	9.920	Quarterly	09/13/2027		10,100,000	0	77	77	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	3.680	Quarterly	11/03/2027		4,768,000	111	97	208	1	0
Receive	3-Month COP-IBR Compounded-OIS	4.410	Quarterly	11/03/2027		57,178,000	(33)	2,180	2,147	12	0
Pay	3-Month COP-IBR Compounded-OIS	9.050	Quarterly	11/03/2027		66,774,000	0	31	31	0	(8)
Pay	3-Month COP-IBR Compounded-OIS	10.420	Quarterly	12/02/2027		5,325,800	0	65	65	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	9.800	Quarterly	01/17/2028		7,988,000	0	56	56	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	9.550	Quarterly	01/18/2028		5,623,200	0	27	27	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	9.560	Quarterly	01/18/2028		5,473,200	0	27	27	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	9.647	Quarterly	01/18/2028		5,510,700	0	31	31	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	9.790	Quarterly	01/20/2028		3,368,400	0	23	23	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	10.130	Quarterly	01/25/2028		1,255,800	0	12	12	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.060	Quarterly	03/08/2028		8,757,000	0	89	89	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	8.830	Quarterly	03/31/2028		3,603,000	0	(1)	(1)	1	0
Pay	3-Month COP-IBR Compounded-OIS	8.890	Quarterly	05/12/2029		5,451,000	0	6	6	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.370	Quarterly	03/17/2030		1,945,100	0	(14)	(14)	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.423	Quarterly	03/17/2030		5,756,000	0	(46)	(46)	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.393	Quarterly	03/21/2030		4,545,800	0	(35)	(35)	0	0
Receive	3-Month COP-IBR Compounded-OIS	8.940	Quarterly	03/24/2030		12,506,000	0	(36)	(36)	0	0
Receive	3-Month COP-IBR Compounded-OIS	4.040	Quarterly	01/13/2031		1,806,700	0	103	103	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.410	Quarterly	03/26/2031		5,352,000	0	(49)	(49)	0	0
Pay	3-Month COP-IBR Compounded-OIS	6.620	Quarterly	11/08/2031		2,786,200	0	(73)	(73)	0	0
Pay	3-Month COP-IBR Compounded-OIS	9.950	Quarterly	10/04/2032		2,975,200	0	50	50	1	0
Pay	3-Month COP-IBR Compounded-OIS	9.920	Quarterly	10/05/2032		463,200	0	8	8	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.660	Quarterly	03/13/2033		16,053,700	0	(218)	(218)	0	(5)
Receive	3-Month COP-IBR Compounded-OIS	9.407	Quarterly	03/21/2033		3,620,800	0	(37)	(37)	0	(1)
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	20,288,390	4	(817)	(813)	0	(30)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	09/21/2027		5,739,230	(90)	104	14	0	(11)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		12,514,530	56	963	1,019	34	0
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	03/15/2033		727,903	0	7	7	0	(2)
Pay	3-Month PLN-WIBOR	5.520	Annual	03/20/2026	PLN	13,100	0	(30)	(30)	0	(8)
Pay	3-Month PLN-WIBOR	5.620	Annual	03/21/2026		14,100	0	(23)	(23)	0	(8)
Receive	3-Month PLN-WIBOR	5.220	Annual	03/20/2033		4,600	0	19	19	2	0
Receive	3-Month PLN-WIBOR	5.310	Annual	03/21/2033		5,000	0	12	12	3	0
Receive	3-Month ZAR-JIBAR	6.855	Quarterly	02/11/2026	ZAR	154,200	0	221	221	57	0
Receive	3-Month ZAR-JIBAR	7.565	Quarterly	03/22/2026		62,800	0	23	23	22	0

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	5.680%	Quarterly	06/08/2026	ZAR	41,800	$7	$(151)	$(144)	$0	$(15)
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026		16,400	0	(59)	(59)	0	(6)
Receive	3-Month ZAR-JIBAR	6.067	Quarterly	12/21/2026		137,400	120	330	450	42	0
Receive	3-Month ZAR-JIBAR	7.205	Quarterly	04/22/2027		33,300	0	47	47	10	0
Receive	3-Month ZAR-JIBAR	7.210	Quarterly	04/22/2027		25,600	0	36	36	8	0
Receive	3-Month ZAR-JIBAR	8.180	Quarterly	07/05/2027		51,900	0	(28)	(28)	16	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	10/17/2027		231,000	27	241	268	0	(64)
Pay	3-Month ZAR-JIBAR	8.120	Quarterly	03/13/2028		7,300	0	1	1	0	(2)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		22,100	0	(25)	(25)	0	(4)
Pay	3-Month ZAR-JIBAR	8.830	Quarterly	02/23/2030		13,300	0	12	12	0	(2)
Receive	6-Month CLP-CHILIBOR	6.625	Semi-Annual	04/04/2025	CLP	598,400	0	30	30	0	(3)
Receive	6-Month CLP-CHILIBOR	6.628	Semi-Annual	04/04/2025		2,276,000	0	114	114	0	(12)
Receive	6-Month CLP-CHILIBOR	6.670	Semi-Annual	04/05/2025		1,500,000	0	73	73	0	(8)
Pay	6-Month CLP-CHILIBOR	7.690	Semi-Annual	05/10/2025		1,526,300	0	(15)	(15)	9	0
Pay	6-Month CLP-CHILIBOR	7.540	Semi-Annual	06/13/2025		569,400	0	(4)	(4)	3	0
Pay	6-Month CLP-CHILIBOR	7.550	Semi-Annual	06/13/2025		571,300	0	(3)	(3)	4	0
Receive	6-Month CLP-CHILIBOR	8.500	Semi-Annual	07/15/2025		1,161,100	0	(34)	(34)	0	(7)
Receive	6-Month CLP-CHILIBOR	8.690	Semi-Annual	07/19/2025		6,954,600	(12)	(274)	(286)	0	(86)
Receive	6-Month CLP-CHILIBOR	8.230	Semi-Annual	08/04/2025		4,361,300	0	(114)	(114)	0	(27)
Pay	6-Month CLP-CHILIBOR	8.740	Semi-Annual	08/29/2025		1,292,000	0	60	60	8	0
Pay	6-Month CLP-CHILIBOR	7.214	Semi-Annual	09/21/2025		1,250,000	0	9	9	8	0
Receive	6-Month CLP-CHILIBOR	6.500	Semi-Annual	12/12/2025		792,000	0	19	19	0	(5)
Receive	6-Month CLP-CHILIBOR	6.567	Semi-Annual	12/12/2025		357,000	0	7	7	0	(2)
Receive	6-Month CLP-CHILIBOR	1.640	Semi-Annual	01/12/2026		5,466,000	0	1,023	1,023	0	(28)
Pay	6-Month CLP-CHILIBOR	1.582	Semi-Annual	02/02/2026		779,000	0	(140)	(140)	5	0
Pay	6-Month CLP-CHILIBOR	2.545	Semi-Annual	02/05/2026		2,566,000	0	(383)	(383)	13	0
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		9,271,000	0	1,298	1,298	0	(45)
Receive	6-Month CLP-CHILIBOR	5.260	Semi-Annual	03/01/2026		1,220,000	0	58	58	0	(7)
Pay	6-Month CLP-CHILIBOR	6.850	Semi-Annual	03/01/2026		1,650,000	0	12	12	10	0
Pay	6-Month CLP-CHILIBOR	7.370	Semi-Annual	03/06/2026		2,257,000	0	59	59	14	0
Pay	6-Month CLP-CHILIBOR	7.265	Semi-Annual	03/07/2026		180,700	0	4	4	1	0
Pay	6-Month CLP-CHILIBOR	7.270	Semi-Annual	03/07/2026		1,696,100	1	37	38	10	0
Pay	6-Month CLP-CHILIBOR	2.270	Semi-Annual	03/15/2026		3,900,300	0	(581)	(581)	19	0
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		11,151,100	0	(2,293)	(2,293)	58	0
Receive	6-Month CLP-CHILIBOR	3.000	Semi-Annual	06/14/2026		7,364,000	0	1,129	1,129	0	(40)
Receive	6-Month CLP-CHILIBOR	3.530	Semi-Annual	08/06/2026		265,300	0	31	31	0	(2)
Pay	6-Month CLP-CHILIBOR	4.870	Semi-Annual	11/15/2026		991,000	0	(78)	(78)	6	0
Receive	6-Month CLP-CHILIBOR	5.045	Semi-Annual	12/14/2026		346,700	0	22	22	0	(2)
Pay	6-Month CLP-CHILIBOR	5.910	Semi-Annual	01/21/2027		780,900	0	(12)	(12)	5	0
Pay	6-Month CLP-CHILIBOR	5.610	Semi-Annual	02/08/2027		1,282,000	0	(32)	(32)	7	0
Pay	6-Month CLP-CHILIBOR	6.030	Semi-Annual	02/10/2027		960,000	0	(5)	(5)	6	0
Pay	6-Month CLP-CHILIBOR	6.055	Semi-Annual	02/10/2027		652,000	0	(3)	(3)	4	0
Pay	6-Month CLP-CHILIBOR	5.975	Semi-Annual	02/11/2027		1,199,000	0	(9)	(9)	7	0
Pay	6-Month CLP-CHILIBOR	6.000	Semi-Annual	02/11/2027		2,339,000	0	(14)	(14)	14	0
Pay	6-Month CLP-CHILIBOR	6.130	Semi-Annual	02/16/2027		752,000	0	0	0	4	0
Pay	6-Month CLP-CHILIBOR	6.270	Semi-Annual	03/02/2027		136,600	0	1	1	1	0
Pay	6-Month CLP-CHILIBOR	6.805	Semi-Annual	03/06/2027		2,479,000	0	87	87	14	0
Receive	6-Month CLP-CHILIBOR	6.120	Semi-Annual	03/08/2027		367,100	0	(2)	(2)	0	(2)
Receive	6-Month CLP-CHILIBOR	6.300	Semi-Annual	03/11/2027		979,500	0	(14)	(14)	0	(6)
Receive	6-Month CLP-CHILIBOR	6.350	Semi-Annual	03/15/2027		432,900	0	(7)	(7)	0	(2)
Receive	6-Month CLP-CHILIBOR	6.635	Semi-Annual	03/23/2027		364,000	0	(12)	(12)	0	(2)
Pay	6-Month CLP-CHILIBOR	6.350	Semi-Annual	04/04/2027		491,000	0	(5)	(5)	3	0
Pay	6-Month CLP-CHILIBOR	6.333	Semi-Annual	04/05/2027		465,000	0	(5)	(5)	3	0
Receive	6-Month CLP-CHILIBOR	7.040	Semi-Annual	05/10/2027		508,800	0	(17)	(17)	0	(3)
Pay	6-Month CLP-CHILIBOR	6.386	Semi-Annual	05/24/2027		2,059,900	0	8	8	13	0
Pay	6-Month CLP-CHILIBOR	6.360	Semi-Annual	05/25/2027		1,035,700	0	3	3	6	0
Pay	6-Month CLP-CHILIBOR	6.380	Semi-Annual	06/03/2027		2,227,000	(6)	18	12	14	0
Receive	6-Month CLP-CHILIBOR	7.160	Semi-Annual	06/16/2027		2,472,000	0	(118)	(118)	0	(15)
Pay	6-Month CLP-CHILIBOR	7.160	Semi-Annual	06/22/2027		738,900	0	36	36	5	0
Pay	6-Month CLP-CHILIBOR	6.800	Semi-Annual	07/05/2027		174,000	0	6	6	1	0
Pay	6-Month CLP-CHILIBOR	7.220	Semi-Annual	07/20/2027		3,999,700	0	235	235	23	0
Pay	6-Month CLP-CHILIBOR	7.610	Semi-Annual	08/29/2027		598,000	0	52	52	3	0
Receive	6-Month CLP-CHILIBOR	7.270	Semi-Annual	09/15/2027		1,266,000	2	(95)	(93)	0	(7)
Receive	6-Month CLP-CHILIBOR	7.815	Semi-Annual	10/04/2027		1,521,900	0	(125)	(125)	0	(9)
Receive	6-Month CLP-CHILIBOR	5.770	Semi-Annual	11/21/2027		1,621,600	0	32	32	0	(10)
Receive	6-Month CLP-CHILIBOR	5.600	Semi-Annual	12/12/2027		529,000	0	13	13	0	(3)
Receive	6-Month CLP-CHILIBOR	5.635	Semi-Annual	12/12/2027		1,085,000	0	24	24	0	(6)
Pay	6-Month CLP-CHILIBOR	5.720	Semi-Annual	01/06/2028		832,900	0	(9)	(9)	5	0
Receive	6-Month CLP-CHILIBOR	5.480	Semi-Annual	01/31/2028		975,100	0	18	18	0	(5)
Receive	6-Month CLP-CHILIBOR	6.020	Semi-Annual	02/17/2028		1,111,000	0	(17)	(17)	0	(6)
Receive	6-Month CLP-CHILIBOR	6.070	Semi-Annual	02/28/2028		2,326,100	0	(46)	(46)	0	(12)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	73

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	6.440%	Semi-Annual	03/07/2028	CLP	942,000	$0	$40	$40	$5	$0
Pay	6-Month CLP-CHILIBOR	6.330	Semi-Annual	03/09/2028		331,900	0	12	12	2	0
Pay	6-Month CLP-CHILIBOR	6.194	Semi-Annual	03/10/2028		310,600	0	9	9	2	0
Pay	6-Month CLP-CHILIBOR	6.223	Semi-Annual	03/13/2028		1,179,200	0	38	38	6	0
Pay	6-Month CLP-CHILIBOR	6.255	Semi-Annual	03/13/2028		829,000	0	28	28	4	0
Pay	6-Month CLP-CHILIBOR	5.400	Semi-Annual	03/20/2028		9,114,700	0	(122)	(122)	43	0
Receive	6-Month CLP-CHILIBOR	5.360	Semi-Annual	03/27/2028		393,000	0	5	5	0	(2)
Pay	6-Month CLP-CHILIBOR	6.195	Semi-Annual	04/04/2028		595,000	0	1	1	3	0
Receive	6-Month CLP-CHILIBOR	3.520	Semi-Annual	06/14/2028		821,500	0	116	116	0	(4)
Receive	6-Month CLP-CHILIBOR	3.920	Semi-Annual	08/06/2028		447,600	0	47	47	0	(2)
Receive	6-Month CLP-CHILIBOR	5.180	Semi-Annual	10/01/2028		690,000	0	38	38	0	(4)
Receive	6-Month CLP-CHILIBOR	5.370	Semi-Annual	10/01/2028		442,900	0	37	37	0	(2)
Receive	6-Month CLP-CHILIBOR	5.400	Semi-Annual	10/01/2028		710,000	0	29	29	0	(4)
Receive	6-Month CLP-CHILIBOR	5.420	Semi-Annual	10/01/2028		1,565,000	0	63	63	0	(8)
Receive	6-Month CLP-CHILIBOR	5.570	Semi-Annual	10/01/2028		505,000	0	15	15	0	(3)
Pay	6-Month CLP-CHILIBOR	6.000	Semi-Annual	10/01/2028		345,200	0	(1)	(1)	2	0
Pay	6-Month CLP-CHILIBOR	6.250	Semi-Annual	10/01/2028		64,700	0	(1)	(1)	0	0
Pay	6-Month CLP-CHILIBOR	7.160	Semi-Annual	10/01/2028		296,800	0	13	13	1	0
Pay	6-Month CLP-CHILIBOR	7.195	Semi-Annual	10/01/2028		164,900	0	8	8	1	0
Pay	6-Month CLP-CHILIBOR	6.010	Semi-Annual	02/16/2029		568,000	0	17	17	3	0
Pay	6-Month CLP-CHILIBOR	6.020	Semi-Annual	03/02/2029		62,300	0	2	2	0	0
Pay	6-Month CLP-CHILIBOR	6.420	Semi-Annual	03/24/2029		423,000	0	30	30	2	0
Pay	6-Month CLP-CHILIBOR	6.370	Semi-Annual	06/29/2029		323,000	0	17	17	2	0
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		5,726,900	0	984	984	0	(27)
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		834,000	0	(142)	(142)	5	0
Pay	6-Month CLP-CHILIBOR	2.370	Semi-Annual	06/18/2030		8,000,000	0	(2,013)	(2,013)	43	0
Receive	6-Month CLP-CHILIBOR	5.240	Semi-Annual	09/01/2030		1,127,000	0	7	7	0	(7)
Receive	6-Month CLP-CHILIBOR	5.470	Semi-Annual	09/01/2030		910,000	0	(11)	(11)	0	(6)
Pay	6-Month CLP-CHILIBOR	6.110	Semi-Annual	09/01/2030		1,183,100	0	73	73	7	0
Receive	6-Month CLP-CHILIBOR	2.480	Semi-Annual	11/24/2030		2,760,000	0	715	715	0	(14)
Pay	6-Month CLP-CHILIBOR	2.565	Semi-Annual	11/27/2030		690,000	0	(170)	(170)	5	0
Pay	6-Month CLP-CHILIBOR	2.585	Semi-Annual	11/27/2030		690,000	0	(169)	(169)	5	0
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/12/2031		6,275,000	2	(1,443)	(1,441)	32	0
Receive	6-Month CLP-CHILIBOR	3.245	Semi-Annual	03/15/2031		3,812,000	0	637	637	0	(18)
Receive	6-Month CLP-CHILIBOR	3.900	Semi-Annual	06/14/2031		3,776,000	0	522	522	0	(19)
Pay	6-Month CLP-CHILIBOR	5.100	Semi-Annual	11/15/2031		190,500	0	(7)	(7)	1	0
Pay	6-Month CLP-CHILIBOR	5.120	Semi-Annual	11/15/2031		190,500	0	(6)	(6)	1	0
Receive	6-Month CLP-CHILIBOR	5.890	Semi-Annual	03/17/2032		242,500	0	(16)	(16)	0	(1)
Receive	6-Month CLP-CHILIBOR	5.930	Semi-Annual	03/17/2032		242,500	0	(17)	(17)	0	(1)
Receive	6-Month CLP-CHILIBOR	6.255	Semi-Annual	04/08/2032		447,000	0	(31)	(31)	0	(2)
Receive	6-Month CLP-CHILIBOR	6.260	Semi-Annual	04/08/2032		420,000	0	(30)	(30)	0	(2)
Receive	6-Month CLP-CHILIBOR	6.299	Semi-Annual	04/08/2032		471,000	0	(35)	(35)	0	(3)
Receive	6-Month CLP-CHILIBOR	5.030	Semi-Annual	03/20/2033		5,002,800	0	66	66	0	(18)
Pay	6-Month CZK-PRIBOR	5.650	Annual	03/14/2026	CZK	117,200	0	18	18	0	(5)
Receive	6-Month CZK-PRIBOR	5.110	Annual	03/22/2026		66,000	0	32	32	3	0
Receive	6-Month CZK-PRIBOR	5.125	Annual	03/22/2026		45,600	0	21	21	2	0
Pay	6-Month CZK-PRIBOR	1.575	Annual	03/26/2026		15,700	(7)	(70)	(77)	0	(1)
Pay	6-Month CZK-PRIBOR	1.872	Annual	08/05/2026		23,700	(62)	(50)	(112)	0	(2)
Pay	6-Month CZK-PRIBOR	3.530	Annual	12/27/2026		20,800	(14)	(49)	(63)	0	(2)
Pay	6-Month CZK-PRIBOR	3.930	Annual	01/18/2027		111,900	0	(253)	(253)	0	(10)
Receive	6-Month CZK-PRIBOR	4.164	Annual	03/14/2027		127,800	0	210	210	10	0
Receive	6-Month CZK-PRIBOR	4.220	Annual	03/14/2027		127,800	0	198	198	10	0
Receive	6-Month CZK-PRIBOR	4.310	Annual	03/15/2027		23,500	0	33	33	2	0
Receive	6-Month CZK-PRIBOR	4.320	Annual	03/15/2027		8,800	0	12	12	1	0
Receive	6-Month CZK-PRIBOR	4.490	Annual	03/25/2027		26,050	0	27	27	2	0
Receive	6-Month CZK-PRIBOR	4.560	Annual	03/25/2027		26,050	0	24	24	2	0
Receive	6-Month CZK-PRIBOR	4.700	Annual	03/29/2027		24,200	0	17	17	2	0
Pay	6-Month CZK-PRIBOR	5.606	Annual	06/28/2027		27,900	0	57	57	0	(2)
Pay	6-Month CZK-PRIBOR	5.220	Annual	07/07/2027		45,400	0	60	60	0	(4)
Pay	6-Month CZK-PRIBOR	5.340	Annual	07/07/2027		45,700	0	72	72	0	(4)
Pay	6-Month CZK-PRIBOR	5.138	Annual	11/14/2027		29,600	0	(3)	(3)	0	(2)
Pay	6-Month CZK-PRIBOR	5.180	Annual	11/14/2027		24,000	0	0	0	0	(2)
Pay	6-Month CZK-PRIBOR	4.650	Annual	03/28/2028		26,900	0	(13)	(13)	0	(2)
Receive	6-Month CZK-PRIBOR	3.490	Annual	01/18/2032		65,500	1	242	243	3	0
Receive(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	3,200	(15)	0	(15)	0	(1)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		2,400	(78)	66	(12)	0	(2)
Receive	6-Month HUF-BBR	13.600	Annual	12/12/2024	HUF	130,800	0	2	2	3	0
Receive	6-Month HUF-BBR	7.840	Annual	02/07/2033		183,000	0	26	26	11	0
Receive	6-Month PLN-WIBOR	6.830	Annual	08/19/2024	PLN	76,400	0	(619)	(619)	16	0
Receive	6-Month PLN-WIBOR	2.950	Annual	12/13/2026		27,100	0	640	640	22	0
Pay	6-Month PLN-WIBOR	4.135	Annual	02/08/2027		5,800	0	(74)	(74)	0	(5)

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month PLN-WIBOR	4.075%	Annual	03/07/2027	PLN	15,600	$0	$200	$200	$12	$0
Receive	6-Month PLN-WIBOR	4.320	Annual	03/09/2027		2,750	0	30	30	2	0
Receive	6-Month PLN-WIBOR	4.350	Annual	03/09/2027		2,750	0	29	29	2	0
Receive	6-Month PLN-WIBOR	4.885	Annual	03/22/2027		5,900	0	35	35	5	0
Receive	6-Month PLN-WIBOR	5.175	Annual	03/24/2027		5,200	0	19	19	4	0
Receive	6-Month PLN-WIBOR	5.285	Annual	03/25/2027		6,000	0	16	16	5	0
Receive	6-Month PLN-WIBOR	5.290	Annual	03/25/2027		5,900	0	16	16	5	0
Receive	6-Month PLN-WIBOR	5.340	Annual	03/28/2027		2,900	0	6	6	2	0
Receive	6-Month PLN-WIBOR	5.470	Annual	04/08/2027		10,900	0	(35)	(35)	8	0
Receive	6-Month PLN-WIBOR	5.550	Annual	04/08/2027		6,900	0	(28)	(28)	5	0
Receive	6-Month PLN-WIBOR	5.575	Annual	04/08/2027		6,900	0	(30)	(30)	5	0
Pay	6-Month PLN-WIBOR	5.980	Annual	04/13/2027		7,700	0	65	65	0	(6)
Pay	6-Month PLN-WIBOR	5.985	Annual	04/13/2027		7,800	0	67	67	0	(6)
Pay	6-Month PLN-WIBOR	6.010	Annual	04/13/2027		7,800	0	69	69	0	(6)
Pay	6-Month PLN-WIBOR	5.870	Annual	04/22/2027		7,800	(53)	110	57	0	(6)
Pay	6-Month PLN-WIBOR	6.755	Annual	05/10/2027		14,900	0	243	243	0	(11)
Pay	6-Month PLN-WIBOR	6.940	Annual	06/09/2027		14,200	0	269	269	0	(11)
Pay	6-Month PLN-WIBOR	7.725	Annual	06/23/2027		10,400	0	284	284	0	(8)
Receive	6-Month PLN-WIBOR	6.725	Annual	06/27/2027		17,600	0	(301)	(301)	13	0
Pay	6-Month PLN-WIBOR	6.843	Annual	06/28/2027		7,300	0	134	134	0	(6)
Receive	6-Month PLN-WIBOR	7.310	Annual	06/30/2027		5,600	0	(130)	(130)	4	0
Pay	6-Month PLN-WIBOR	7.310	Annual	06/30/2027		7,500	33	141	174	0	(6)
Pay	6-Month PLN-WIBOR	6.745	Annual	07/05/2027		12,800	1	223	224	0	(10)
Receive	6-Month PLN-WIBOR	5.295	Annual	01/25/2028		23,500	0	68	68	19	0
Receive	6-Month PLN-WIBOR	0.980	Annual	06/09/2030		5,400	0	344	344	5	0
Receive	28-Day MXN-TIIE	4.920	Lunar	04/10/2023	MXN	35,600	0	11	11	1	0
Receive	28-Day MXN-TIIE	4.965	Lunar	04/27/2023		515,000	0	157	157	15	0
Pay	28-Day MXN-TIIE	5.420	Lunar	05/18/2023		525,000	0	(285)	(285)	0	(15)
Receive	28-Day MXN-TIIE	5.285	Lunar	06/05/2023		520,000	0	426	426	15	0
Pay	28-Day MXN-TIIE	9.580	Lunar	06/30/2023		123,000	0	(41)	(41)	0	(1)
Pay	28-Day MXN-TIIE	9.500	Lunar	07/03/2023		509,500	0	(178)	(178)	0	(4)
Receive	28-Day MXN-TIIE	9.335	Lunar	08/02/2023		154,700	0	73	73	1	0
Pay	28-Day MXN-TIIE	7.270	Lunar	11/23/2023		562,600	0	(904)	(904)	3	0
Pay	28-Day MXN-TIIE	7.110	Lunar	11/28/2023		160,100	0	(266)	(266)	1	0
Receive	28-Day MXN-TIIE	10.875	Lunar	12/01/2023		486,900	0	119	119	0	(13)
Receive	28-Day MXN-TIIE	10.815	Lunar	12/04/2023		131,400	0	35	35	0	(3)
Receive	28-Day MXN-TIIE	10.870	Lunar	12/05/2023		76,500	0	19	19	0	(2)
Receive	28-Day MXN-TIIE	7.790	Lunar	02/09/2024		286,500	0	517	517	0	(4)
Pay	28-Day MXN-TIIE	4.340	Lunar	02/12/2024		671,000	0	(2,356)	(2,356)	0	(2)
Receive	28-Day MXN-TIIE	4.540	Lunar	02/21/2024		67,900	0	231	231	0	0
Receive	28-Day MXN-TIIE	5.520	Lunar	03/21/2024		424,000	0	1,317	1,317	0	0
Pay	28-Day MXN-TIIE	5.650	Lunar	03/22/2024		214,000	0	(649)	(649)	0	0
Pay	28-Day MXN-TIIE	5.605	Lunar	03/26/2024		3,600	0	(11)	(11)	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		123,400	45	136	181	0	(2)
Pay	28-Day MXN-TIIE	6.580	Lunar	01/01/2025		138,300	0	(464)	(464)	17	0
Receive	28-Day MXN-TIIE	4.840	Lunar	02/19/2025		57,200	0	296	296	0	(7)
Receive	28-Day MXN-TIIE	4.850	Lunar	02/19/2025		77,700	0	402	402	0	(10)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2025		372,000	0	1,658	1,658	0	(48)
Receive	28-Day MXN-TIIE	5.120	Lunar	09/29/2025		1,019,100	3,281	2,407	5,688	0	(153)
Pay	28-Day MXN-TIIE	4.880	Lunar	11/07/2025		389,400	0	(2,293)	(2,293)	63	0
Pay	28-Day MXN-TIIE	8.990	Lunar	11/28/2025		456,300	0	(273)	(273)	89	0
Pay	28-Day MXN-TIIE	8.880	Lunar	12/01/2025		116,500	0	(84)	(84)	23	0
Pay	28-Day MXN-TIIE	8.955	Lunar	12/01/2025		108,200	0	(68)	(68)	21	0
Pay	28-Day MXN-TIIE	9.010	Lunar	12/01/2025		72,500	0	(40)	(40)	14	0
Pay	28-Day MXN-TIIE	8.895	Lunar	12/02/2025		27,300	0	(19)	(19)	5	0
Pay	28-Day MXN-TIIE	8.930	Lunar	12/02/2025		93,200	0	(61)	(61)	18	0
Pay	28-Day MXN-TIIE	4.720	Lunar	02/06/2026		7,300	0	(48)	(48)	1	0
Receive	28-Day MXN-TIIE	4.943	Lunar	02/12/2026		69,100	0	429	429	0	(13)
Receive	28-Day MXN-TIIE	4.950	Lunar	02/12/2026		108,100	0	670	670	0	(20)
Pay	28-Day MXN-TIIE	5.800	Lunar	04/06/2026		28,700	0	(146)	(146)	6	0
Pay	28-Day MXN-TIIE	5.930	Lunar	04/23/2026		225,000	0	(1,079)	(1,079)	45	0
Receive	28-Day MXN-TIIE	6.280	Lunar	05/14/2026		230,000	0	1,001	1,001	0	(47)
Pay	28-Day MXN-TIIE	6.290	Lunar	05/14/2026		460,000	20	(2,016)	(1,996)	95	0
Pay	28-Day MXN-TIIE	6.270	Lunar	05/22/2026		227,000	0	(980)	(980)	47	0
Pay	28-Day MXN-TIIE	6.135	Lunar	06/01/2026		225,000	0	(1,052)	(1,052)	47	0
Pay	28-Day MXN-TIIE	9.070	Lunar	06/04/2026		9,000	0	(1)	(1)	2	0
Receive	28-Day MXN-TIIE	6.670	Lunar	06/19/2026		21,100	0	79	79	0	(5)
Receive	28-Day MXN-TIIE	6.720	Lunar	06/19/2026		20,600	0	75	75	0	(4)
Receive	28-Day MXN-TIIE	6.845	Lunar	07/02/2026		14,600	0	52	52	0	(3)
Receive	28-Day MXN-TIIE	6.398	Lunar	07/16/2026		31,600	0	132	132	0	(7)
Receive	28-Day MXN-TIIE	6.415	Lunar	07/16/2026		12,800	0	53	53	0	(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	75

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	6.495%	Lunar	07/17/2026	MXN	10,900	$0	$44	$44	$0	$(2)
Receive	28-Day MXN-TIIE	6.505	Lunar	07/17/2026		8,000	0	32	32	0	(2)
Pay	28-Day MXN-TIIE	6.380	Lunar	08/19/2026		82,900	(2)	(364)	(366)	19	0
Pay	28-Day MXN-TIIE	7.165	Lunar	10/02/2026		9,700	0	(29)	(29)	2	0
Pay	28-Day MXN-TIIE	7.180	Lunar	10/02/2026		23,700	0	(71)	(71)	6	0
Pay	28-Day MXN-TIIE	7.250	Lunar	10/05/2026		4,610	0	(13)	(13)	1	0
Pay	28-Day MXN-TIIE	7.285	Lunar	10/12/2026		700	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.450	Lunar	10/16/2026		19,000	(5)	(45)	(50)	5	0
Pay	28-Day MXN-TIIE	9.165	Lunar	11/05/2026		8,600	0	4	4	2	0
Receive	28-Day MXN-TIIE	7.240	Lunar	12/16/2026		62,200	0	183	183	0	(17)
Receive	28-Day MXN-TIIE	7.250	Lunar	12/16/2026		75,100	0	220	220	0	(20)
Pay	28-Day MXN-TIIE	7.533	Lunar	01/07/2027		28,600	0	(70)	(70)	8	0
Receive	28-Day MXN-TIIE	7.510	Lunar	02/04/2027		133,200	0	331	331	0	(37)
Receive	28-Day MXN-TIIE	8.431	Lunar	05/24/2027		67,800	0	47	47	0	(21)
Receive	28-Day MXN-TIIE	8.975	Lunar	06/03/2027		97,200	(161)	119	(42)	0	(30)
Receive	28-Day MXN-TIIE	9.060	Lunar	06/18/2027		23,000	0	(16)	(16)	0	(7)
Receive	28-Day MXN-TIIE	9.090	Lunar	07/08/2027		17,800	0	(13)	(13)	0	(6)
Receive	28-Day MXN-TIIE	8.465	Lunar	08/16/2027		6,000	0	3	3	0	(2)
Pay	28-Day MXN-TIIE	8.740	Lunar	08/30/2027		25,300	0	3	3	8	0
Pay	28-Day MXN-TIIE	8.750	Lunar	08/30/2027		50,200	0	7	7	16	0
Pay	28-Day MXN-TIIE	9.525	Lunar	09/22/2027		32,500	0	57	57	11	0
Pay	28-Day MXN-TIIE	9.045	Lunar	11/04/2027		5,800	0	5	5	2	0
Pay	28-Day MXN-TIIE	9.053	Lunar	11/04/2027		6,300	0	6	6	2	0
Pay	28-Day MXN-TIIE	9.117	Lunar	11/04/2027		15,900	0	16	16	5	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/05/2027		4,800	0	1	1	2	0
Pay	28-Day MXN-TIIE	8.743	Lunar	11/05/2027		21,200	0	5	5	7	0
Pay	28-Day MXN-TIIE	8.760	Lunar	11/05/2027		14,200	0	4	4	5	0
Pay	28-Day MXN-TIIE	8.773	Lunar	11/05/2027		21,100	0	6	6	7	0
Receive	28-Day MXN-TIIE	8.523	Lunar	11/26/2027		165,800	0	39	39	0	(54)
Receive	28-Day MXN-TIIE	8.440	Lunar	11/29/2027		44,600	0	18	18	0	(15)
Receive	28-Day MXN-TIIE	8.495	Lunar	11/29/2027		82,900	0	23	23	0	(27)
Receive	28-Day MXN-TIIE	8.545	Lunar	11/29/2027		55,600	0	9	9	0	(18)
Receive	28-Day MXN-TIIE	8.460	Lunar	11/30/2027		58,600	0	20	20	0	(19)
Receive	28-Day MXN-TIIE	8.465	Lunar	11/30/2027		23,300	0	8	8	0	(8)
Receive	28-Day MXN-TIIE	8.414	Lunar	12/14/2027		55,100	0	27	27	0	(18)
Pay	28-Day MXN-TIIE	8.620	Lunar	12/30/2027		4,700	0	0	0	2	0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/07/2028		18,300	0	(24)	(24)	6	0
Pay	28-Day MXN-TIIE	8.065	Lunar	01/07/2028		22,000	0	(28)	(28)	7	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/07/2028		44,000	0	(53)	(53)	14	0
Pay	28-Day MXN-TIIE	8.500	Lunar	01/26/2028		41,300	0	(8)	(8)	14	0
Pay	28-Day MXN-TIIE	8.400	Lunar	02/01/2028		20,300	0	(11)	(11)	7	0
Pay	28-Day MXN-TIIE	8.450	Lunar	02/01/2028		20,500	0	(8)	(8)	7	0
Pay	28-Day MXN-TIIE	8.740	Lunar	03/07/2028		99,600	0	30	30	33	0
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		101,700	0	536	536	0	(30)
Receive	28-Day MXN-TIIE	5.575	Lunar	11/01/2030		124,100	0	1,097	1,097	0	(35)
Receive	28-Day MXN-TIIE	5.520	Lunar	01/01/2031		81,000	0	757	757	0	(23)
Pay	28-Day MXN-TIIE	5.510	Lunar	01/21/2031		82,600	0	(763)	(763)	23	0
Pay	28-Day MXN-TIIE	5.980	Lunar	02/12/2031		26,100	0	(204)	(204)	8	0
Pay	28-Day MXN-TIIE	5.990	Lunar	02/12/2031		61,900	0	(482)	(482)	18	0
Receive	28-Day MXN-TIIE	6.630	Lunar	03/31/2031		9,100	0	53	53	0	(3)
Receive	28-Day MXN-TIIE	6.950	Lunar	05/08/2031		270,000	(50)	1,339	1,289	0	(85)
Receive	28-Day MXN-TIIE	6.890	Lunar	05/16/2031		133,000	0	655	655	0	(42)
Pay	28-Day MXN-TIIE	6.678	Lunar	05/29/2031		627,600	(732)	(2,873)	(3,605)	194	0
Receive	28-Day MXN-TIIE	7.100	Lunar	06/13/2031		48,000	(36)	240	204	0	(15)
Receive	28-Day MXN-TIIE	7.070	Lunar	08/27/2031		56,900	0	255	255	0	(18)
Pay	28-Day MXN-TIIE	7.525	Lunar	09/26/2031		16,300	0	(48)	(48)	5	0
Pay	28-Day MXN-TIIE	7.650	Lunar	09/29/2031		3,530	0	(9)	(9)	1	0
Pay	28-Day MXN-TIIE	7.690	Lunar	10/16/2031		19,000	0	(46)	(46)	6	0
Pay	28-Day MXN-TIIE	7.418	Lunar	10/27/2031		27,300	0	(90)	(90)	9	0
Receive	28-Day MXN-TIIE	7.784	Lunar	11/13/2031		116,400	0	247	247	0	(40)
Receive	28-Day MXN-TIIE	7.800	Lunar	11/13/2031		31,500	0	65	65	0	(11)
Receive	28-Day MXN-TIIE	7.643	Lunar	11/18/2031		41,900	0	108	108	0	(14)
Pay	28-Day MXN-TIIE	7.875	Lunar	02/17/2032		17,200	0	(31)	(31)	6	0
Pay	28-Day MXN-TIIE	7.900	Lunar	02/19/2032		18,400	0	(31)	(31)	6	0
Pay	28-Day MXN-TIIE	7.950	Lunar	02/20/2032		34,100	0	(51)	(51)	12	0
Pay	28-Day MXN-TIIE	8.050	Lunar	02/24/2032		32,400	0	(41)	(41)	11	0
Pay	28-Day MXN-TIIE	8.680	Lunar	03/30/2032		34,500	0	35	35	13	0
Receive	28-Day MXN-TIIE	8.600	Lunar	03/04/2033		31,400	0	(24)	(24)	0	(12)

							$1,967	$5,414	$7,381	$2,017	$(1,947)

Total Swap Agreements							$1,966	$5,417	$7,383	$2,017	$(1,947)

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$19	$2,017	$2,036	$(17)	$(28)	$(1,947)	$(1,992)

Cash of $4,679 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2023	PHP	73,548		$1,351	$0	$(3)

BOA	04/2023	BRL	7,154		1,408	0	(3)
	04/2023	CAD	1,442		1,049	0	(18)
	04/2023	COP	54,492		11	0	0
	04/2023	DKK	25,898		3,693	0	(77)
	04/2023	KRW	870,230		670	4	0
	04/2023	PHP	32,267		585	0	(10)
	04/2023	PLN	21,107	EUR	4,192	0	(330)
	04/2023		409		$92	0	(3)
	04/2023		$1,371	BRL	7,154	40	0
	04/2023		2,516	CNH	16,914	0	(53)
	04/2023		1,031	HUF	377,901	42	0
	04/2023		1,662	KRW	2,070,765	0	(76)
	04/2023		5,399	PEN	20,356	9	0
	04/2023		12	PHP	641	0	0
	04/2023		1,209	TRY	23,416	0	(23)
	05/2023	EUR	999	CZK	25,241	79	0
	05/2023	PEN	20,356		$5,389	0	(10)
	05/2023		$1,404	PEN	5,386	24	0
	05/2023	ZAR	48,092		$2,624	0	(66)
	06/2023	PEN	2,822		745	0	(1)
	06/2023		$11	COP	54,492	0	0
	07/2023	ILS	2,156		$624	21	0
	08/2023	INR	749,903		9,115	54	0
	08/2023		$212	EGP	7,054	0	(14)
	11/2023	EUR	3,823	CZK	93,349	85	0

BPS	04/2023	BRL	8,713		$1,628	0	(84)
	04/2023	CHF	671		714	0	(19)
	04/2023	CLP	139,236		156	0	(19)
	04/2023	CNH	24,540		3,575	2	0
	04/2023	DKK	20		3	0	0
	04/2023	EUR	1,708		1,823	0	(29)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	77

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023	INR	94,831		$1,151	$0	$(3)
	04/2023	KRW	11,446,321		8,776	10	0
	04/2023	MXN	51,555		2,796	0	(60)
	04/2023	MYR	126,157		26,924	0	(1,740)
	04/2023	PLN	818		186	0	(3)
	04/2023	SGD	932		701	0	0
	04/2023	THB	55,817		1,643	13	(5)
	04/2023		$3,592	CZK	79,917	98	0
	04/2023		3,521	DKK	24,241	8	0
	04/2023		4,919	EUR	4,521	0	(16)
	04/2023		5,948	HUF	2,204,474	313	0
	04/2023		3	ILS	9	0	0
	04/2023		1,893	JPY	251,100	0	(2)
	04/2023		6,353	MXN	115,582	41	0
	04/2023		1,829	MYR	8,191	32	0
	04/2023		746	SGD	981	0	(8)
	04/2023		2,786	THB	94,835	0	(9)
	04/2023	ZAR	5,211		$286	0	(7)
	05/2023	DKK	24,196		3,521	0	(7)
	05/2023	EUR	351	CZK	9,193	43	0
	06/2023	CLP	9,059,151		$10,995	0	(302)
	06/2023	IDR	7,089,013		466	0	(8)
	06/2023	MXN	122,271		6,619	0	(54)
	06/2023	PHP	76,300		1,402	0	(2)
	06/2023		$221	COP	1,071,808	6	0
	06/2023		9,719	IDR	147,616,561	145	0
	06/2023		8,776	KRW	11,396,473	0	(9)
	06/2023		29	TWD	899	0	0
	11/2023	ILS	3,589		$1,037	28	0
	01/2024		$1,154	EGP	38,038	0	(190)
	01/2024	ZAR	51,424		$2,925	109	0

BRC	04/2023	KRW	1,025,639		779	0	(7)
	04/2023		$13,521	CZK	304,949	559	0
	04/2023		11,017	PHP	610,556	233	0
	04/2023		9,811	PLN	43,248	199	0
	04/2023		616	RON	2,862	11	0
	04/2023		2,794	TRY	54,928	0	(11)
	05/2023	DKK	13,080		$1,913	5	0
	06/2023	CLP	483,467		593	0	(10)
	06/2023	MXN	12,887		687	0	(18)
	06/2023	MYR	30,176		6,765	0	(118)

BSH	04/2023	BRL	399,000		76,789	0	(1,933)
	04/2023	PEN	734		195	0	0
	04/2023		$77,203	BRL	399,000	1,519	0
	04/2023		193	PEN	734	3	0
	10/2023	BRL	423,700		$79,505	0	(1,301)

CBK	04/2023		146,006		28,739	0	(68)
	04/2023	DKK	28,277		4,019	0	(97)
	04/2023	EUR	1,792		1,940	0	(3)
	04/2023	HUF	481,000		1,361	0	(5)
	04/2023	KRW	2,459,066		1,933	50	0
	04/2023	KZT	665,456		1,495	55	0
	04/2023	PEN	33,927		8,525	0	(483)
	04/2023	PHP	55,195		999	0	(18)
	04/2023		$28,286	BRL	146,006	521	0
	04/2023		2,453	DKK	16,832	0	(3)
	04/2023		544	EUR	511	10	0
	04/2023		13,998	INR	1,151,872	17	0
	04/2023	UYU	16,561		$420	0	(7)
	05/2023	DKK	16,801		2,453	3	0
	05/2023	ILS	32,323		9,547	552	0
	05/2023	MXN	25		1	0	0
	05/2023	PEN	4,419		1,118	0	(54)
	05/2023		$18,504	CLP	14,923,940	164	0
	05/2023	ZAR	10,206		$558	0	(13)
	06/2023	CLP	2,468,784		2,970	0	(109)
	06/2023	COP	64,519,641		13,225	0	(413)
	06/2023	IDR	82,355,049		5,495	0	(8)
	06/2023	INR	228,004		2,758	0	(7)
	06/2023	MXN	50,178		2,679	0	(65)

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2023	PEN	14,783		$3,797	$0	$(112)
	06/2023		$177	COP	861,703	5	0
	06/2023		11,504	IDR	173,866,710	114	0
	06/2023		3,127	INR	257,704	0	(2)
	06/2023		754	PEN	2,856	1	0
	06/2023	VND	7,368,000		$312	0	(1)
	07/2023	ILS	7,944		2,306	86	0
	07/2023	PEN	8,080		2,080	0	(55)
	08/2023	EGP	15,954		460	13	0
	08/2023	PEN	1,016		254	0	(14)
	11/2023	ILS	8,560		2,594	187	0
	11/2023		$2,205	EGP	71,189	0	(333)
	02/2024	EGP	8,534		$227	13	0
	02/2024		$656	EGP	22,933	0	(82)

CLY	04/2023		927	HUF	349,457	65	0
	04/2023		194	ZAR	3,578	6	0
	11/2023	EUR	515	HUF	238,537	78	0
	06/2024		$1,477	TWD	38,002	0	(168)

DUB	04/2023		14,681	EUR	13,566	31	0
	04/2023		226	PKR	58,250	0	(22)
	04/2023	ZAR	5,619		$308	0	(7)
	05/2023	EUR	13,566		14,705	0	(31)
	05/2023		$840	CLP	699,423	35	0
	05/2023		406	ZAR	7,585	18	0
	06/2023		5,011	CLP	4,039,177	26	0
	07/2023	ILS	20,598		$5,934	177	0
	11/2023	EGP	39,468		1,384	346	0
	02/2024		$3,712	EGP	129,925	0	(460)

GLM	04/2023	BRL	209,517		$39,606	0	(1,731)
	04/2023	DOP	107,523		1,953	0	(2)
	04/2023	KRW	3,272,608		2,550	41	0
	04/2023		$41,138	BRL	209,517	200	0
	04/2023		3,475	ILS	11,792	0	(195)
	04/2023		2,979	KRW	3,824,820	0	(46)
	04/2023		1,089	MXN	21,137	80	0
	04/2023		3,983	RON	18,377	43	0
	05/2023	COP	34,000,000		$7,076	0	(141)
	05/2023		$9,908	PEN	39,425	543	0
	05/2023	ZAR	25,600		$1,532	99	0
	06/2023	COP	2,641,020		558	0	0
	06/2023		$375	BRL	2,006	17	0
	06/2023		7,874	IDR	120,046,393	147	0
	06/2023	UYU	31,106		$787	0	(7)
	07/2023	DOP	344,227		5,948	0	(187)
	07/2023		$30,767	BRL	165,588	1,353	0
	07/2023		803	EGP	26,379	0	(47)
	08/2023	DOP	160,787		$2,850	21	(24)
	08/2023		$463	DOP	26,621	9	0
	11/2023	EGP	39,551		$1,384	344	0
	11/2023		$212	EGP	6,418	0	(43)
	01/2024	EGP	31,860		$847	40	0

JPM	04/2023	BRL	216,200		39,836	0	(2,820)
	04/2023	INR	94,798		1,147	0	(6)
	04/2023	JPY	216,400		1,638	8	0
	04/2023	KRW	593,092		462	8	0
	04/2023		$42,528	BRL	216,200	128	0
	04/2023		277	INR	22,855	1	0
	04/2023		217	KRW	282,998	0	0
	05/2023	NZD	267		$166	0	(1)
	06/2023	COP	27,144,476		5,639	0	(99)
	06/2023	TWD	16,857		556	0	(1)
	06/2023		$2,772	COP	12,913,369	0	(42)
	06/2023		307	VND	7,368,000	6	0
	08/2023		266	EGP	8,901	0	(16)
	11/2023	HUF	238,754	EUR	515	0	(78)
	01/2024		$898	EGP	29,550	0	(149)
	02/2024	EGP	12,318		$325	17	0
	04/2024	KES	34,342		223	0	(23)

MBC	04/2023	CNH	13,744		2,016	15	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	79

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023	EUR	9,967		$10,635	$0	$(175)
	04/2023	GBP	4,333		5,233	0	(113)
	04/2023	JPY	5,703,742		44,688	1,651	(1)
	04/2023		$11	COP	54,492	0	0
	04/2023		9,188	EUR	8,542	76	0
	04/2023		827	IDR	12,595,210	15	0
	04/2023		4,582	ILS	15,657	0	(227)
	04/2023		1,702	INR	140,713	9	0
	04/2023		88,295	JPY	11,245,000	0	(3,453)
	04/2023		651	KRW	806,511	0	(33)
	04/2023		2,903	MXN	55,530	170	0
	04/2023		14,820	PLN	65,088	245	0
	04/2023		9,277	RON	42,794	98	0
	04/2023		23,331	SGD	30,814	0	(169)
	04/2023	UYU	14,731		$371	0	(9)
	05/2023		$5,250	CNH	35,236	0	(109)
	06/2023	IDR	11,106,400		$719	0	(23)
	06/2023		$14	TWD	428	0	0

MYI	04/2023	CNH	14,348		$2,081	0	(8)
	04/2023	JPY	1,155,000		8,886	180	0
	04/2023	KRW	1,817,721		1,443	55	(5)
	04/2023	MXN	63,302		3,331	0	(170)
	04/2023	THB	89,819		2,624	22	(28)
	04/2023		$571	CHF	536	15	0
	04/2023		40	CLP	33,021	1	0
	04/2023		19,743	KRW	24,514,611	0	(969)
	04/2023		671	THB	21,823	0	(32)
	04/2023		21,418	TRY	417,232	0	(278)
	04/2023		4,051	ZAR	71,474	44	(84)
	04/2023	ZAR	45,382		$2,445	0	(102)
	05/2023	CZK	3,643	EUR	138	0	(18)
	05/2023		$9,582	ILS	32,600	0	(510)
	05/2023		1,474	ZAR	25,600	0	(41)
	06/2023	IDR	20,013,853		$1,313	0	(24)
	06/2023	TWD	18,579		612	0	(1)
	06/2023		$164	CLP	135,754	5	0
	06/2023		7,422	MYR	33,124	133	0
	01/2024	EGP	27,565		$742	43	0
	01/2024		$890	EGP	29,887	0	(134)
	02/2024	EGP	8,530		$228	14	0

NGF	04/2023		$10	JPY	1,309	0	0

RBC	04/2023	MXN	76,303		$3,681	0	(540)
	04/2023	SGD	1,589		1,199	5	0
	04/2023		$5,914	GBP	4,799	6	0
	05/2023	EUR	1,792		$1,951	5	0
	05/2023	GBP	4,799		5,917	0	(6)
	05/2023		$591	AUD	844	0	(26)
	05/2023		46,409	MXN	878,504	1,956	0
	06/2023	MYR	2,948		$660	0	(12)
	06/2023		$2	MXN	28	0	0
	07/2023		4,413		84,916	208	0

RYL	04/2023		262	ZAR	4,597	0	(4)

SCX	04/2023	GBP	466		$559	0	(16)
	04/2023	KES	28,660		215	0	(1)
	04/2023	MYR	10,697		2,433	3	0
	04/2023	PEN	734		194	0	(1)
	04/2023	PKR	58,250		233	29	0
	04/2023		$815	IDR	12,416,525	15	0
	04/2023		34,380	INR	2,820,195	0	(68)
	04/2023		217	KES	28,660	0	0
	04/2023		38,435	KRW	47,422,582	0	(2,118)
	04/2023		23,197	MYR	103,683	359	0
	04/2023		195	PEN	734	0	0
	04/2023		30,405	THB	1,003,509	0	(1,018)
	04/2023	ZAR	30,689		$1,668	0	(54)
	05/2023	CLP	712,178		883	0	(8)
	05/2023	NZD	1,129		716	10	0
	05/2023		$561	NOK	5,770	0	(8)
	05/2023		193	PEN	734	1	0

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2023	IDR	18,095,068		$1,191	$0	$(18)
	06/2023	TWD	72,477		2,406	13	0
	06/2023		$10	CNY	72	0	0
	06/2023		7,686	IDR	117,057,042	135	0
	06/2023		2,752	MYR	12,238	39	0
	06/2023		34,466	TWD	1,038,225	0	(192)
	01/2024		0	EGP	13	0	0
	01/2024		2,848	ZAR	51,424	0	(32)

SOG	04/2023	CNH	4,782		$702	6	0
	04/2023	SGD	876		652	0	(7)
	04/2023		$1,071	HUF	392,844	44	0
	05/2023	CZK	6,093	EUR	234	0	(27)
	01/2024		$528	EGP	17,186	0	(93)

SSB	06/2023		14	TWD	421	0	0
	11/2023	KRW	30,003,150		$22,248	0	(1,017)

TOR	04/2023		$365	CAD	494	1	0
	04/2023		8	PLN	36	0	0
	04/2023		157	ZAR	2,790	0	0
	05/2023	CAD	494		$365	0	(1)

UAG	04/2023	CNH	15		2	0	0
	04/2023	EUR	15,465		16,420	0	(352)
	04/2023	HUF	166,723		446	0	(28)
	04/2023	JPY	4,423,258		34,660	1,284	0
	04/2023		$698	CAD	948	4	0
	04/2023		147	CHF	135	0	0
	04/2023		775	CNH	5,212	0	(17)
	04/2023		21,776	SGD	28,900	0	(53)
	04/2023		14	THB	444	0	(1)
	05/2023	CAD	948		$698	0	(4)
	05/2023	CHF	134		147	0	0
	05/2023	EUR	601	CZK	15,214	48	0
	05/2023		$54,770	CNY	379,792	685	0
	06/2023		835	MXN	15,954	37	0
	11/2023	CZK	93,364	EUR	3,823	0	(86)
	11/2023	ILS	1,893		$547	15	0

Total Forward Foreign Currency Contracts						$17,112	$(27,484)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC EUR versus CZK	CZK	23.830	11/01/2023	619	$62	$354

CBK	Call - OTC USD versus BRL	BRL	4.980	05/22/2023	242	55	19

GLM	Put - OTC EUR versus HUF	HUF	385.000	11/01/2023	233	31	77
	Put - OTC EUR versus PLN	PLN	4.560	11/01/2023	933	104	134
	Put - OTC USD versus KRW	KRW	1,245.000	04/25/2023	5,432	21	5

JPM	Call - OTC AUD versus USD	$	0.735	05/04/2023	699	41	2
	Put - OTC EUR versus HUF	HUF	385.000	11/01/2023	468	45	155

MBC	Put - OTC USD versus MXN	MXN	18.310	05/04/2023	634	63	423

MYI	Put - OTC USD versus BRL	BRL	4.450	05/04/2023	616	61	2
	Put - OTC USD versus ZAR	ZAR	17.500	04/05/2023	4,996	24	6
	Put - OTC USD versus ZAR		15.925	05/04/2023	616	62	3

Total Purchased Options						$569	$1,180

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYI	Call - OTC USD versus MXN	MXN	21.000	03/07/2024	5,542	$(124)	$(122)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	81

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800%	04/14/2023	500	$(4)	$(3)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	500	(5)	0

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	2,000	(11)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	2,000	(11)	(1)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	900	(5)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	900	(5)	0

							$(41)	$(17)

Total Written Options							$(165)	$(139)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Montenegro Government International Bond «	1.000%	Quarterly	06/20/2023	3.189%	EUR	200	$(16)	$15	$0	$(1)

BPS	Poland Government International Bond	1.000	Quarterly	12/20/2023	0.386	$	200	1	0	1	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828		500	(1)	2	1	0

BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		3,400	(238)	13	0	(225)

GST	Poland Government International Bond	1.000	Quarterly	12/20/2023	0.386		300	1	0	1	0
	Poland Government International Bond	1.000	Quarterly	06/20/2024	0.515		1,000	4	2	6	0

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.566		1,700	(38)	23	0	(15)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	12.346		800	(19)	0	0	(19)
	State Oil Company of Azerb	5.000	Quarterly	06/20/2026	3.500		200	2	7	9	0

								$(304)	$62	$18	$(260)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Floating rate equal to 6-Month USD-LIBOR plus 0.330% based on the notional amount of currency received	Floating rate equal to 6-Month ARS-LIBOR based on the notional amount of currency delivered	Maturity	05/28/2024	$7,800	ARS	351,546	$7	$7,355	$7,362	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	1-Year BRL-CDI	7.715%	Maturity	01/04/2027	BRL	21,000	$0	$(333)	$0	$(333)
	Receive	3-Month THB-THBFIX Compounded-OIS	1.000	Quarterly	12/15/2026	THB	292,050	390	(51)	339	0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029	CLP	473,800	0	(81)	0	(81)

GST	Pay	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	282,130	92	(60)	32	0

JPM	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	03/15/2028	MYR	40,166	(20)	(20)	0	(40)

SCX	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027	THB	280,770	89	(127)	0	(38)

								$551	$(672)	$371	$(492)

Total Swap Agreements								$254	$6,745	$7,751	$(752)

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BOA	358	354	0	712	(684)	(3)	(1)	(688)	24	0	24
BPS	848	0	2	850	(2,576)	0	0	(2,576)	(1,726)	1,583	(143)
BRC	1,007	0	0	1,007	(164)	0	(225)	(389)	618	(680)	(62)
BSH	1,522	0	0	1,522	(3,234)	0	0	(3,234)	(1,712)	1,312	(400)
CBK	1,791	19	0	1,810	(1,952)	0	0	(1,952)	(142)	544	402
CLY	149	0	0	149	(168)	0	0	(168)	(19)	0	(19)
DUB	633	0	0	633	(520)	0	0	(520)	113	0	113
GLM	2,937	216	7,701	10,854	(2,423)	(10)	(414)	(2,847)	8,007	(7,340)	667
GST	0	0	39	39	0	0	0	0	39	0	39
IND	0	0	0	0	0	0	0	0	0	135	135
JPM	168	157	9	334	(3,235)	(4)	(74)	(3,313)	(2,979)	2,883	(96)
MBC	2,279	423	0	2,702	(4,313)	0	0	(4,313)	(1,611)	1,537	(74)
MYI	512	11	0	523	(2,404)	(122)	0	(2,526)	(2,003)	1,993	(10)
RBC	2,180	0	0	2,180	(584)	0	0	(584)	1,596	(1,062)	534
RYL	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SCX	604	0	0	604	(3,534)	0	(38)	(3,572)	(2,968)	2,854	(114)
SOG	50	0	0	50	(127)	0	0	(127)	(77)	129	52
SSB	0	0	0	0	(1,017)	0	0	(1,017)	(1,017)	1,236	219
TOR	1	0	0	1	(1)	0	0	(1)	0	(20)	(20)
UAG	2,073	0	0	2,073	(541)	0	0	(541)	1,532	(1,250)	282

Total Over the Counter	$17,112	$1,180	$7,751	$26,043	$(27,484)	$(139)	$(752)	$(28,375)

(o)

Securities with an aggregate market value of $14,207 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	83

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	0	0	0	2,017	2,017

	$0	$0	$0	$0	$2,036	$2,036

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,112	$0	$17,112
Purchased Options	0	0	0	1,180	0	1,180
Swap Agreements	0	18	0	7,362	371	7,751

	$0	$18	$0	$25,654	$371	$26,043

	$0	$18	$0	$25,654	$2,407	$28,079

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	28	28
Swap Agreements	0	0	0	0	1,947	1,947

	$0	$0	$0	$0	$1,992	$1,992

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,484	$0	$27,484
Written Options	0	0	0	122	17	139
Swap Agreements	0	260	0	0	492	752

	$0	$260	$0	$27,606	$509	$28,375

	$0	$260	$0	$27,606	$2,501	$30,367

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$86	$86
Swap Agreements	0	(436)	0	0	8,341	7,905

	$0	$(436)	$0	$0	$8,427	$7,991

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,685	$0	$17,685
Purchased Options	0	0	0	(224)	125	(99)
Written Options	0	62	0	552	2	616
Swap Agreements	0	110	0	(833)	648	(75)

	$0	$172	$0	$17,180	$775	$18,127

	$0	$(264)	$0	$17,180	$9,202	$26,118

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$56	$56
Futures	0	0	0	0	(72)	(72)
Swap Agreements	0	(321)	0	0	(2,618)	(2,939)

	$0	$(321)	$0	$0	$(2,634)	$(2,955)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,143)	$0	$(14,143)
Purchased Options	0	0	0	1,147	0	1,147
Written Options	0	0	0	(106)	25	(81)
Swap Agreements	0	(31)	0	1,250	(554)	665

	$0	$(31)	$0	$(11,852)	$(529)	$(12,412)

	$0	$(352)	$0	$(11,852)	$(3,163)	$(15,367)

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$471	$0	$471
Australia
Non-Agency Mortgage-Backed Securities	0	24	0	24
Brazil
Corporate Bonds & Notes	0	2,118	206	2,324
Sovereign Issues	0	78,802	0	78,802
Cayman Islands
Asset-Backed Securities	0	4,102	0	4,102
Corporate Bonds & Notes	0	1,107	0	1,107
Chile
Sovereign Issues	0	865	0	865
Colombia
Corporate Bonds & Notes	0	3,657	0	3,657
Sovereign Issues	0	9,637	0	9,637
Czech Republic
Sovereign Issues	0	3,191	0	3,191
Denmark
Corporate Bonds & Notes	0	7,885	0	7,885
Dominican Republic
Sovereign Issues	0	12,992	0	12,992
Hungary
Sovereign Issues	0	690	0	690
India
Corporate Bonds & Notes	0	1,137	0	1,137
Ireland
Asset-Backed Securities	0	1,537	0	1,537
Israel
Corporate Bonds & Notes	0	1,460	0	1,460
Sovereign Issues	0	12,461	0	12,461
Ivory Coast
Loan Participations and Assignments	0	0	1,558	1,558
Jersey, Channel Islands
Corporate Bonds & Notes	0	2,774	0	2,774
Kazakhstan
Corporate Bonds & Notes	0	1,605	0	1,605
Luxembourg
Corporate Bonds & Notes	0	852	339	1,191
Malaysia
Sovereign Issues	0	31,942	0	31,942
Mexico
Corporate Bonds & Notes	0	1,439	0	1,439
Sovereign Issues	0	13,408	0	13,408
Netherlands
Corporate Bonds & Notes	0	1,398	0	1,398
Panama
Sovereign Issues	0	1,141	0	1,141
Peru
Corporate Bonds & Notes	0	3,550	0	3,550
Sovereign Issues	0	7,350	0	7,350
Poland
Sovereign Issues	0	6,419	0	6,419
Qatar
Loan Participations and Assignments	0	0	2,597	2,597
Republic of Korea
Sovereign Issues	0	8,973	0	8,973
Romania
Sovereign Issues	0	3,411	0	3,411
Russia
Sovereign Issues	0	0	32	32

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
South Africa
Corporate Bonds & Notes	$0	$2,009	$3,167	$5,176
Sovereign Issues	0	7,295	0	7,295
South Korea
Sovereign Issues	0	1,492	0	1,492
Turkey
Loan Participations and Assignments	0	0	2,610	2,610
United Kingdom
Corporate Bonds & Notes	0	1,176	0	1,176
Non-Agency Mortgage-Backed Securities	0	4,437	0	4,437
United States
Asset-Backed Securities	0	8,631	7,134	15,765
Common Stocks	0	0	77	77
Corporate Bonds & Notes	0	506	0	506
Loan Participations and Assignments	0	0	2,518	2,518
Non-Agency Mortgage-Backed Securities	0	6,386	0	6,386
Sovereign Issues	0	1,382	0	1,382
U.S. Government Agencies	0	163	0	163
Uruguay
Sovereign Issues	0	1,560	0	1,560
Zambia
Sovereign Issues	0	591	0	591
Short-Term Instruments
Certificates of Deposit	0	5,358	358	5,716
Repurchase Agreements	0	328,198	0	328,198
Short-Term Notes	0	42,834	0	42,834
Argentina Treasury Bills	0	77	0	77
Hungary Treasury Bills	0	11,932	0	11,932
U.S. Treasury Bills	0	23,370	0	23,370

	$0	$673,795	$20,596	$694,391

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,188	$0	$0	$22,188

Total Investments	$22,188	$673,795	$20,596	$716,579

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	2,017	0	2,036
Over the counter	0	26,043	0	26,043

	$19	$28,060	$0	$28,079

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(1,977)	0	(1,992)
Over the counter	0	(28,374)	(1)	(28,375)

	$(15)	$(30,351)	$(1)	$(30,367)

Total Financial Derivative Instruments	$4	$(2,291)	$(1)	$(2,288)

Totals	$22,192	$671,504	$20,595	$714,291

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	85

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$3,284	$653	$0	$(21)	$0	$(1,700)	$0	$(2,010)	$206	$(708)
Ivory Coast
Loan Participations and Assignments	2,105	0	(394)	1	(55)	(99)	0	0	1,558	(127)
Jersey, Channel Islands
Corporate Bonds & Notes	2,726	0	(2,737)	5	(173)	179	0	0	0	0
Luxembourg
Corporate Bonds & Notes	0	327	0	3	0	9	0	0	339	9
Qatar
Loan Participations and Assignments	0	2,582	0	7	0	8	0	0	2,597	8
Russia
Sovereign Issues	0	0	0	0	0	0	32	0	32	0
South Africa
Corporate Bonds & Notes	3,872	0	0	0	0	(705)	0	0	3,167	(705)
Loan Participations and Assignments	2,216	0	(2,261)	56	13	(24)	0	0	0	0
Turkey
Loan Participations and Assignments	0	0	0	0	0	0	2,610	0	2,610	0
United States
Asset-Backed Securities	7,986	0	0	0	0	(852)	0	0	7,134	(852)
Common Stocks	0	77	0	0	0	0	0	0	77	0
Loan Participations and Assignments	0	2,509	0	0	0	9	0	0	2,518	9
Non-Agency Mortgage-Backed Securities	300	0	(300)	0	0	0	0	0	0	0
Short-Term Instruments
Certificates of Deposit	0	542	(239)	0	22	33	0	0	358	33

	$22,489	$6,690	$(5,931)	$51	$(193)	$(3,142)	$2,642	$(2,010)	$20,596	$(2,333)

Financial Derivative Instruments - Assets
Over the counter	$2,124	$0	$0	$0	$0	$(2,124)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(4,047)	$0	$2	$0	$0	$4,044	$0	$0	$(1)	$0

Totals	$20,566	$6,690	$(5,929)	$51	$(193)	$(1,222)	$2,642	$(2,010)	$20,595	$(2,333)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$206	Indicative Market Quotation	Broker Quote	8.385	—
Ivory Coast
Loan Participations and Assignments	1,558	Indicative Market Quotation	Price	94.500	—
Luxembourg
Corporate Bonds & Notes	339	Discounted Cash Flow	Discount Rate	14.510	—
Qatar
Loan Participations and Assignments	2,597	Third Party Vendor	Broker Quote	99.875	—
Russia
Sovereign Issues	32	Third Party Vendor	Expected Recovery	6.000	—

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
South Africa
Corporate Bonds & Notes	$3,167	Discounted Cash Flow	Discount Rate		9.300	—
Turkey
Loan Participations and Assignments	2,610	Third Party Vendor	Broker Quote		96.250	—
United States
Asset-Backed Securities	7,134	Discounted Cash Flow	Discount Rate		17.650	—
Common Stocks	77	Comparable Multiple	EBITDA Multiple	X	6.000	—
Loan Participations and Assignments	2,518	Proxy Pricing	Base Price		96.500	—
Short-Term Instruments
Certificates of Deposit	358	Proxy Pricing	Base Price		103.776	—

Financial Derivative Instruments - Liabilities
Over the counter	(1)	Indicative Market Quotation	Broker Quote		(0.658)	—

Total	$20,595

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	87

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 9.7%

AZERBAIJAN 0.3%

CORPORATE BONDS & NOTES 0.3%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$700	$714

Total Azerbaijan (Cost $743)			714

BRAZIL 5.9%

CORPORATE BONDS & NOTES 0.3%

Vale SA
3.202% due 12/29/2049 ~(d)	BRL	10,800	755

SOVEREIGN ISSUES 5.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2023 (b)		50,200	9,603
0.000% due 10/01/2023 (b)		31,400	5,820

			15,423

Total Brazil (Cost $16,189)			16,178

CAYMAN ISLANDS 0.7%

CORPORATE BONDS & NOTES 0.7%

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 ^(a)		$500	106

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(a)		1,500	188

KWG Group Holdings Ltd.
6.300% due 02/13/2026		900	232

Poinsettia Finance Ltd.
6.625% due 06/17/2031		900	751

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		900	215

Sunac China Holdings Ltd.
5.950% due 04/26/2024 ^(a)		1,800	438

Total Cayman Islands (Cost $6,493)			1,930

CHINA 0.0%

CORPORATE BONDS & NOTES 0.0%

Yango Justice International Ltd.
7.500% due 02/17/2025 ^(a)		$1,000	30

Total China (Cost $990)			30

COLOMBIA 0.1%

SOVEREIGN ISSUES 0.1%

Colombia Government International Bond
3.875% due 04/25/2027		$200	182

Total Colombia (Cost $182)			182

DENMARK 0.2%

CORPORATE BONDS & NOTES 0.2%

Danske Bank AS
6.466% due 01/09/2026 •		$700	701

Total Denmark (Cost $700)			701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GHANA 0.1%

SOVEREIGN ISSUES 0.1%

Ghana Government International Bond
8.875% due 05/07/2042 ^(a)		$700	$240

Total Ghana (Cost $677)			240

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Periama Holdings LLC
5.950% due 04/19/2026		$200	190

Total India (Cost $208)			190

MACEDONIA 0.2%

SOVEREIGN ISSUES 0.2%

North Macedonia Government International Bond
6.960% due 03/13/2027	EUR	500	546

Total Macedonia (Cost $529)			546

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Republic of Angola Via Avenir BV
9.687% (US0006M + 4.500%) due 12/07/2023 ~		$340	344
12.638% (US0006M + 7.500%) due 07/03/2023 ~		402	405

Total Netherlands (Cost $738)			749

POLAND 0.4%

SOVEREIGN ISSUES 0.4%

Poland Government International Bond
5.500% due 11/16/2027		$1,200	1,253

Total Poland (Cost $1,194)			1,253

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
1.125% due 11/20/2027 «	EUR	100	6
5.100% due 03/28/2035 «		$200	12

Total Russia (Cost $197)			18

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
6.250% due 05/26/2028		$350	354
6.500% due 09/26/2033		350	349

Total Serbia (Cost $691)			703

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.5%

CORPORATE BONDS & NOTES 0.5%

Standard Chartered PLC
6.170% due 01/09/2027 •	$1,400	$1,407

Total United Kingdom (Cost $1,400)		1,407

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (f) 0.5%

		1,343

U.S. TREASURY BILLS 0.2%
4.155% due 05/09/2023 (b)(c)(i)	$616	613

Total Short-Term Instruments (Cost $1,956)		1,956

Total Investments in Securities (Cost $32,887)		26,797

	SHARES
INVESTMENTS IN AFFILIATES 90.9%

UNITED STATES 89.6%

MUTUAL FUNDS (e) 89.6%

PIMCO Emerging Markets Bond Fund	7,589,108	61,092

PIMCO Emerging Markets Corporate Bond Fund	6,600,345	58,809

PIMCO Emerging Markets Local Currency and Bond Fund	22,428,772	128,517

Total United States (Cost $275,482)		248,418

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%

PIMCO Short-Term Floating NAV Portfolio III	363,288	3,532

Total Short-Term Instruments (Cost $3,527)		3,532

Total Investments in Affiliates (Cost $279,009)		251,950

Total Investments 100.6% (Cost $311,896)		$278,747

Financial Derivative Instruments (g)(h) (0.3)% (Cost or Premiums, net $(245))		(894)

Other Assets and Liabilities, net (0.3)%		(754)

Net Assets 100.0%		$277,099

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is not accruing income as of the date of this report.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$1,343	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(1,370)	$1,343	$1,343

Total Repurchase Agreements						$(1,370)	$1,343	$1,343

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,343	$0	$0	$1,343	$(1,370)	$(27)

Total Borrowings and Other Financing Transactions	$1,343	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month KRW-KORIBOR	1.750%	Quarterly	12/15/2026	KRW	43,693,600	$(1,606)	$(144)	$(1,750)	$0	$(65)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		22,462,000	1,535	294	1,829	62	0

Total Swap Agreements							$(71)	$150	$79	$62	$(65)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$62	$62	$0	$0	$(65)	$(65)

Cash of $387 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	89

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023		$9	PLN	41	$0	$0
	05/2023	EUR	495		$526	0	(12)

BSH	04/2023	BRL	40,300		7,423	0	(529)
	04/2023		$7,834	BRL	40,300	118	0
	10/2023	BRL	31,400		$5,892	0	(96)

CBK	05/2023	EUR	77		83	0	(1)

GLM	07/2023	BRL	50,200		9,410	0	(327)

JPM	04/2023		48,000		9,047	0	(423)
	04/2023		$8,996	BRL	48,000	474	0

Total Forward Foreign Currency Contracts						$592	$(1,388)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	2.165%	$	1,300	$(65)	$15	$0	$(50)
	Montenegro Government International Bond «	1.000	Quarterly	06/20/2023	3.189	EUR	100	(8)	7	0	(1)

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611	$	400	(36)	10	0	(26)
	Poland Government International Bond	1.000	Quarterly	12/20/2023	0.386		100	0	1	1	0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	15.446		600	(114)	73	0	(41)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		100	(9)	2	0	(7)
	Poland Government International Bond	1.000	Quarterly	12/20/2023	0.386		100	1	(1)	0	0
	Poland Government International Bond	1.000	Quarterly	06/20/2024	0.515		500	2	1	3	0

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.566		800	(18)	11	0	(7)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	12.346		600	(14)	(1)	0	(15)

								$(261)	$118	$4	$(147)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Receive	3-Month THB-THBFIX Compounded-OIS	1.000%	Quarterly	12/15/2026	THB	1,063,200	$1,420	$(185)	$1,235	$0

	Pay	3-Month THB-THBFIX Compounded-OIS	1.500	Quarterly	12/15/2031		545,600	(1,333)	146	0	(1,187)

								$87	$(39)	$1,235	$(1,187)

Total Swap Agreements								$(174)	$79	$1,239	$(1,334)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(12)	$0	$(51)	$(63)	$(63)	$288	$225
BPS	0	0	1	1	0	0	(26)	(26)	(25)	0	(25)
BRC	0	0	0	0	0	0	(41)	(41)	(41)	0	(41)
BSH	118	0	0	118	(625)	0	0	(625)	(507)	326	(181)

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
CBK	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
GLM	0	0	1,235	1,235	(327)	0	(1,187)	(1,514)	(279)	0	(279)
GST	0	0	3	3	0	0	(7)	(7)	(4)	0	(4)
JPM	474	0	0	474	(423)	0	(22)	(445)	29	0	29

Total Over the Counter	$592	$0	$1,239	$1,831	$(1,388)	$0	$(1,334)	$(2,722)

(i)

Securities with an aggregate market value of $613 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$62	$62

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$592	$0	$592
Swap Agreements	0	4	0	0	1,235	1,239

	$0	$4	$0	$592	$1,235	$1,831

	$0	$4	$0	$592	$1,297	$1,893

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$65	$65

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,388	$0	$1,388
Swap Agreements	0	147	0	0	1,187	1,334

	$0	$147	$0	$1,388	$1,187	$2,722

	$0	$147	$0	$1,388	$1,252	$2,787

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	91

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)	March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(137)	$0	$0	$(314)	$(451)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(49)	$0	$(49)
Swap Agreements	0	69	0	11	191	271

	$0	$69	$0	$(38)	$191	$222

	$0	$(68)	$0	$(38)	$(123)	$(229)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(24)	$0	$0	$357	$333

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(801)	$0	$(801)
Swap Agreements	0	55	0	(10)	(272)	(227)

	$0	$55	$0	$(811)	$(272)	$(1,028)

	$0	$31	$0	$(811)	$85	$(695)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Azerbaijan
Corporate Bonds & Notes	$0	$714	$0	$714
Brazil
Corporate Bonds & Notes	0	755	0	755
Sovereign Issues	0	15,423	0	15,423
Cayman Islands
Corporate Bonds & Notes	0	1,930	0	1,930
China
Corporate Bonds & Notes	0	30	0	30
Colombia
Sovereign Issues	0	182	0	182
Denmark
Corporate Bonds & Notes	0	701	0	701
Ghana
Sovereign Issues	0	240	0	240
India
Corporate Bonds & Notes	0	190	0	190
Macedonia
Sovereign Issues	0	546	0	546
Netherlands
Corporate Bonds & Notes	0	749	0	749
Poland
Sovereign Issues	0	1,253	0	1,253
Russia
Sovereign Issues	0	0	18	18
Serbia
Sovereign Issues	0	703	0	703
United Kingdom
Corporate Bonds & Notes	0	1,407	0	1,407

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short-Term Instruments
Repurchase Agreements	$0	$1,343	$0	$1,343
U.S. Treasury Bills	0	613	0	613

	$0	$26,779	$18	$26,797

Investments in Affiliates, at Value
United States
Mutual Funds	248,418	0	0	248,418
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,532	0	0	3,532

	$251,950	$0	$0	$251,950

Total Investments	$251,950	$26,779	$18	$278,747

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	62	0	62
Over the counter	0	1,831	0	1,831

	$0	$1,893	$0	$1,893

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(65)	0	(65)
Over the counter	0	(2,721)	(1)	(2,722)

	$0	$(2,786)	$(1)	$(2,787)

Total Financial Derivative Instruments	$0	$(893)	$(1)	$(894)

Totals	$251,950	$25,886	$17	$277,853

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.8%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$43	$11
1.500% due 07/09/2035 þ		29	7

Provincia de Buenos Aires
73.663% due 04/12/2025	ARS	1,170	2

Total Argentina (Cost $42)			20

AUSTRALIA 1.5%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

RESIMAC Bastille Trust
5.551% due 12/05/2059 •		$4	4
5.631% due 09/05/2057 ~		57	57

			61

SOVEREIGN ISSUES 1.5%

Australia Government International Bond
0.500% due 09/21/2026	AUD	3,400	2,091
0.750% due 11/21/2027 (h)		1,883	1,265
1.000% due 11/21/2031		600	333
1.250% due 05/21/2032		100	56
1.750% due 06/21/2051		50	22
4.500% due 04/21/2033		500	368

			4,135

Total Australia (Cost $4,735)			4,196

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.6%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (f)(i)		$653	1

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	10,113	1,800

Total Brazil (Cost $2,805)			1,801

BULGARIA 0.5%

SOVEREIGN ISSUES 0.5%

Bulgaria Government International Bond
4.500% due 01/27/2033	EUR	1,400	1,490

Total Bulgaria (Cost $1,480)			1,490

CANADA 0.9%

CORPORATE BONDS & NOTES 0.2%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$154	136

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	483

			619

SOVEREIGN ISSUES 0.7%

Canada Government Real Return Bond
3.000% due 12/01/2036 (h)	CAD	2,092	1,864

Total Canada (Cost $3,056)			2,483

CAYMAN ISLANDS 8.9%

ASSET-BACKED SECURITIES 7.9%

American Money Management Corp. CLO Ltd.
5.809% due 11/10/2030 •		$796	787
6.064% due 11/02/2030 ~		796	790

Anchorage Capital CLO Ltd.
5.932% due 07/15/2032 •		800	787

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
5.695% due 07/18/2029 •	$800	$793

Ares CLO Ltd.
5.842% due 01/15/2032 •	800	788
5.845% due 04/18/2031 ~	800	790
5.865% due 04/22/2031 •	800	788

Atlas Senior Loan Fund Ltd.
5.882% due 01/15/2031 •	786	777

BDS Ltd.
6.111% due 12/16/2036 •	900	884

Benefit Street Partners CLO Ltd.
5.822% due 01/17/2032 •	900	887

Carlyle Global Market Strategies CLO Ltd.
5.895% due 04/22/2032 •	800	786

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •	800	788

CIFC Funding Ltd.
5.766% due 10/24/2030 •	775	766
5.795% due 04/18/2031 •	800	788

Elevation CLO Ltd.
5.768% due 10/25/2030 •	887	878

GPMT Ltd.
6.102% due 12/15/2036 •	900	875

Halseypoint CLO Ltd.
6.252% due 11/30/2032 •	800	792

LCM LP
5.668% due 07/19/2027 •	697	690

LCM Ltd.
5.888% due 04/20/2031 •	800	784

MF1 Multifamily Housing Mortgage Loan Trust
5.624% due 07/15/2036 •	188	184

MidOcean Credit CLO
5.832% due 01/29/2030 •	558	554
5.965% due 02/20/2031 ~	800	786

Sculptor CLO Ltd.
6.062% due 01/15/2031 •	800	791

Sound Point CLO Ltd.
5.798% due 07/25/2030 ~	846	834

Starwood Commercial Mortgage Trust
5.909% due 04/18/2038 •	800	774

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •	800	784

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~	800	787

Venture CLO Ltd.
5.672% due 04/15/2027 •	116	115
5.962% due 07/30/2032 •	900	882

Wind River CLO Ltd.
5.845% due 07/18/2031 •	797	783

		22,492

CORPORATE BONDS & NOTES 1.0%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	471	399

KSA Sukuk Ltd.
5.268% due 10/25/2028	300	313

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)	4,936	1,136

Sands China Ltd.
5.625% due 08/08/2025	200	195
5.900% due 08/08/2028	300	285

Tencent Holdings Ltd.
2.390% due 06/03/2030	700	593

		2,921

Total Cayman Islands (Cost $28,514)		25,413

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 0.7%

CORPORATE BONDS & NOTES 0.4%

Banco Santander Chile
2.700% due 01/10/2025		$1,100	$1,053

SOVEREIGN ISSUES 0.3%

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	645,000	783

Total Chile (Cost $2,083)			1,836

COLOMBIA 0.4%

SOVEREIGN ISSUES 0.4%

Colombia Government International Bond
4.500% due 03/15/2029		$200	177
7.500% due 02/02/2034		1,100	1,083

Total Colombia (Cost $1,288)			1,260

CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	201
2.500% due 08/25/2028		900	37

Total Czech Republic (Cost $261)			238

DENMARK 2.9%

CORPORATE BONDS & NOTES 2.9%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	15,876	1,699

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		32,940	3,472
1.500% due 10/01/2053		3,125	344

Nykredit Realkredit AS
1.000% due 10/01/2050		14,480	1,527
1.500% due 10/01/2053		676	77

Realkredit Danmark AS
1.000% due 10/01/2050		4,408	475
1.500% due 10/01/2053		4,837	546

Total Denmark (Cost $11,342)			8,140

DOMINICAN REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Dominican Republic International Bond
6.500% due 02/15/2048		$500	425

Total Dominican Republic (Cost $571)			425

FRANCE 2.3%

CORPORATE BONDS & NOTES 1.2%

BNP Paribas SA
2.219% due 06/09/2026 •		$800	735
3.800% due 01/10/2024		1,000	983

Societe Generale SA
1.488% due 12/14/2026 •		600	524
2.797% due 01/19/2028 •		200	177
3.337% due 01/21/2033 •		400	322
6.446% due 01/10/2029 •		600	602

			3,343

SOVEREIGN ISSUES 1.1%

France Government International Bond
0.100% due 07/25/2031 (h)	EUR	800	864
0.500% due 05/25/2072		100	43
0.750% due 05/25/2052		2,600	1,543
1.500% due 05/25/2050		700	530

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	93

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 05/25/2048	EUR	300	$259

			3,239

Total France (Cost $9,151)			6,582

GERMANY 1.7%

CORPORATE BONDS & NOTES 1.7%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	800	749
2.129% due 11/24/2026 •(k)		$500	431
2.625% due 12/16/2024	GBP	100	114
2.625% due 02/12/2026	EUR	600	604
3.035% due 05/28/2032 •(k)		$1,100	848
3.547% due 09/18/2031 •		200	164
3.729% due 01/14/2032 •(k)		900	672
3.961% due 11/26/2025 •		1,300	1,231

Total Germany (Cost $5,850)			4,813

GUATEMALA 0.1%

SOVEREIGN ISSUES 0.1%

Guatemala Government International Bond
5.375% due 04/24/2032		$200	195

Total Guatemala (Cost $233)			195

HUNGARY 0.5%

SOVEREIGN ISSUES 0.5%

Hungary Government International Bond
6.250% due 09/22/2032		$1,000	1,022
6.750% due 09/25/2052		400	415

Total Hungary (Cost $1,405)			1,437

INDONESIA 0.8%

CORPORATE BONDS & NOTES 0.3%

Pertamina Persero PT
6.450% due 05/30/2044		$700	721

SOVEREIGN ISSUES 0.5%

Indonesia Government International Bond
8.375% due 03/15/2034	IDR	18,578,000	1,378

Total Indonesia (Cost $2,051)			2,099

IRELAND 1.7%

ASSET-BACKED SECURITIES 1.5%

Accunia European CLO DAC
3.238% due 07/15/2030 •	EUR	313	334

Aurium CLO DAC
3.018% due 01/16/2031 •		799	848

BlueMountain Fuji EUR CLO II DAC
2.938% due 07/15/2030 •		515	548

Cairn CLO DAC
3.068% due 10/15/2031 •		400	424

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •		400	423

Dryden Euro CLO DAC
2.948% due 04/15/2033 •		250	264

Jubilee CLO DAC
2.898% due 04/15/2030 ~		700	742
2.938% due 04/15/2031 •		300	315

Man GLG Euro CLO DAC
3.647% due 12/15/2031 •		400	423

			4,321

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		$300	270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 10/29/2028		$300	$262

			532

Total Ireland (Cost $5,467)			4,853

ISRAEL 0.6%

CORPORATE BONDS & NOTES 0.1%

Israel Electric Corp. Ltd.
3.750% due 02/22/2032		$400	349

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
1.500% due 11/30/2023	ILS	3,000	819
2.000% due 03/31/2027		2,100	546
4.500% due 01/17/2033		$200	200

			1,565

Total Israel (Cost $2,108)			1,914

ITALY 7.9%

CORPORATE BONDS & NOTES 0.6%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	600	583
2.625% due 04/28/2025		300	297

UniCredit SpA
2.569% due 09/22/2026 •		$500	453
7.830% due 12/04/2023		500	505

			1,838

SOVEREIGN ISSUES 7.3%

Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (h)	EUR	18,414	20,724

Total Italy (Cost $23,107)			22,562

IVORY COAST 0.5%

SOVEREIGN ISSUES 0.5%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	1,000	893
5.875% due 10/17/2031		600	536

Total Ivory Coast (Cost $1,520)			1,429

JAPAN 4.0%

CORPORATE BONDS & NOTES 0.7%

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		$400	397
6.154% (US0003M + 1.000%) due 09/11/2024 ~		700	698

Olympus Corp.
2.143% due 12/08/2026		200	180

Sumitomo Mitsui Financial Group, Inc.
5.520% due 01/13/2028		800	814

			2,089

SOVEREIGN ISSUES 3.3%

Japan Government International Bond
0.100% due 03/10/2028 (h)	JPY	242,309	1,888
0.100% due 03/10/2029 (h)		662,017	5,203
0.500% due 03/20/2049		199,000	1,257
0.700% due 12/20/2048		6,000	40
0.700% due 06/20/2051		168,000	1,095

			9,483

Total Japan (Cost $13,835)			11,572

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%

KazMunayGas National Co. JSC
3.500% due 04/14/2033		$900	$677
5.750% due 04/19/2047		200	157
6.375% due 10/24/2048		200	167

Total Kazakhstan (Cost $1,008)			1,001

LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%

CPI Property Group SA
1.500% due 01/27/2031	EUR	200	111

Gazprom PJSC Via Gaz Capital SA
4.950% due 03/23/2027		$800	612

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 ^(d)(j)		1,800	604

TMS Issuer SARL
5.780% due 08/23/2032		700	731

Total Luxembourg (Cost $3,599)			2,058

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
2.480% due 01/28/2032		$200	171
4.550% due 04/21/2050		200	185

			356

SOVEREIGN ISSUES 0.0%

Malaysia Government Investment Issue
3.151% due 05/15/2023	MYR	300	68

Total Malaysia (Cost $463)			424

MEXICO 0.4%

CORPORATE BONDS & NOTES 0.3%

Petroleos Mexicanos
6.750% due 09/21/2047		$1,190	774

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.750% due 10/12/2110		200	180

Total Mexico (Cost $1,256)			954

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Delta Air Lines, Inc.
4.750% due 10/20/2028		$300	290

Total Multinational (Cost $316)			290

NETHERLANDS 1.0%

CORPORATE BONDS & NOTES 0.9%

Enel Finance International NV
1.875% due 07/12/2028		$600	505

Prosus NV
1.207% due 01/19/2026	EUR	400	389
3.257% due 01/19/2027		$900	819

Syngenta Finance NV
4.441% due 04/24/2023		700	699

Volkswagen Financial Services NV
0.875% due 02/20/2025	GBP	200	227

			2,639

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

EMF-NL Prime BV
3.128% due 04/17/2041 •	EUR	136	$141

Eurosail PLC
3.828% due 10/17/2040 •		33	35

			176

Total Netherlands (Cost $3,082)			2,815

NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	500	255

Total New Zealand (Cost $349)			255

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	400	249

Total Norway (Cost $291)			249

PERU 0.6%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,200	300

SOVEREIGN ISSUES 0.5%

Peru Government International Bond
6.150% due 08/12/2032		600	146
6.350% due 08/12/2028		4,400	1,142

			1,288

Total Peru (Cost $1,895)			1,588

PHILIPPINES 0.1%

SOVEREIGN ISSUES 0.1%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	364

Total Philippines (Cost $491)			364

POLAND 0.9%

SOVEREIGN ISSUES 0.9%

Poland Government International Bond
3.875% due 02/14/2033	EUR	1,500	1,598
4.250% due 02/14/2043		400	422
4.875% due 10/04/2033 (b)		$300	299
5.500% due 04/04/2053 (b)		200	203

Total Poland (Cost $2,521)			2,522

QATAR 0.1%

CORPORATE BONDS & NOTES 0.1%

QatarEnergy Trading LLC
2.250% due 07/12/2031		$200	170

Total Qatar (Cost $198)			170

ROMANIA 0.9%

SOVEREIGN ISSUES 0.9%

Romania Government International Bond
1.375% due 12/02/2029	EUR	360	294
1.750% due 07/13/2030		200	160
2.000% due 01/28/2032		400	307
2.000% due 04/14/2033		900	668
2.625% due 12/02/2040		100	63
2.750% due 04/14/2041		100	64

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 04/13/2042	EUR	300	$192
6.625% due 09/27/2029		700	777

Total Romania (Cost $3,286)			2,525

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
7.250% due 05/10/2034 «	RUB	38,500	30

Total Russia (Cost $636)			30

SAUDI ARABIA 1.0%

CORPORATE BONDS & NOTES 0.3%

Saudi Arabian Oil Co.
3.500% due 04/16/2029		$900	842

SOVEREIGN ISSUES 0.7%

Saudi Government International Bond
3.250% due 10/22/2030		200	185
4.750% due 01/18/2028		800	810
4.875% due 07/18/2033		800	809
5.000% due 01/18/2053		300	279

			2,083

Total Saudi Arabia (Cost $2,980)			2,925

SERBIA 0.6%

SOVEREIGN ISSUES 0.6%

Serbia Government International Bond
1.650% due 03/03/2033 (m)	EUR	400	287
3.125% due 05/15/2027		1,400	1,373

Total Serbia (Cost $2,027)			1,660

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
5.375% due 07/24/2044		$200	149

Total South Africa (Cost $197)			149

SOUTH KOREA 0.5%

SOVEREIGN ISSUES 0.5%

Korea Government International Bond
2.375% due 12/10/2028	KRW	1,620,000	1,180
5.500% due 03/10/2028		360,000	303

Total South Korea (Cost $1,831)			1,483

SPAIN 0.7%

CORPORATE BONDS & NOTES 0.1%

Banco Santander SA
1.849% due 03/25/2026		$200	180

SOVEREIGN ISSUES 0.6%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	217

Spain Government International Bond
1.450% due 10/31/2071		300	159
3.450% due 07/30/2066		1,300	1,297

			1,673

Total Spain (Cost $3,086)			1,853

SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%

Asian Development Bank
6.150% due 02/25/2030	INR	173,700	2,014

Total Supranational (Cost $2,316)			2,014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse AG
7.500% due 02/15/2028		$1,200	$1,275

Credit Suisse AG AT1 Claim ^		400	23

Credit Suisse Group AG
0.650% due 01/14/2028 •	EUR	800	722
3.869% due 01/12/2029 •		$500	446
6.537% due 08/12/2033 •		250	258
7.750% due 03/01/2029 •	EUR	910	1,081

Total Switzerland (Cost $3,744)			3,805

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%

MDGH GMTN RSC Ltd.
5.500% due 04/28/2033		$200	213

Total United Arab Emirates (Cost $197)			213

UNITED KINGDOM 7.4%

CORPORATE BONDS & NOTES 2.1%

Antofagasta PLC
2.375% due 10/14/2030		$400	320

Barclays PLC
4.338% due 05/16/2024 •		500	499

HSBC Holdings PLC
2.804% due 05/24/2032 •		1,000	817
4.041% due 03/13/2028 •		700	657
4.292% due 09/12/2026 •		600	575
5.915% (US0003M + 1.000%) due 05/18/2024 ~		400	397

John Lewis PLC
6.125% due 01/21/2025	GBP	100	121

NatWest Group PLC
5.076% due 01/27/2030 •		$300	292
6.684% (US0003M + 1.550%) due 06/25/2024 ~		1,000	999

Santander U.K. Group Holdings PLC
6.534% due 01/10/2029 •		700	712

Standard Chartered PLC
1.822% due 11/23/2025 •		600	559
2.678% due 06/29/2032 •		200	157

			6,105

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

Alba PLC
4.417% due 11/25/2042 •	GBP	344	410

Avon Finance PLC
5.071% due 09/20/2048 •		440	543

Eurosail PLC
3.108% due 03/13/2045 •	EUR	47	51

Great Hall Mortgages PLC
2.776% due 06/18/2039 •		221	235
4.420% due 03/18/2039 •	GBP	258	315
4.430% due 06/18/2039 ~		97	117
4.440% due 06/18/2038 •		70	86

Newgate Funding PLC
3.557% due 12/15/2050 •	EUR	260	270

Residential Mortgage Securities PLC
5.421% due 06/20/2070 ~	GBP	373	460

Ripon Mortgages PLC
4.815% due 08/28/2056 •		1,932	2,359

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •		888	1,093

Towd Point Mortgage Funding
5.037% due 10/20/2051 •		492	608
5.243% due 07/20/2045 ~		931	1,138
5.243% due 07/20/2045 •		497	607

			8,292

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	95

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%

United Kingdom Gilt
0.125% due 03/22/2024 (h)	GBP	5,055	$6,242
0.125% due 03/22/2051 (h)		196	224
0.625% due 11/22/2042 (h)		238	314
1.250% due 07/31/2051		10	7

			6,787

Total United Kingdom (Cost $23,621)			21,184

UNITED STATES 51.5%

ASSET-BACKED SECURITIES 3.1%

ACE Securities Corp. Home Equity Loan Trust
5.745% due 12/25/2034 •		$107	94

Argent Securities Trust
5.145% due 07/25/2036 •		656	177
5.325% due 07/25/2036 •		819	221

Asset-Backed Funding Certificates Trust
5.005% due 01/25/2037 •		420	244

Bear Stearns Asset-Backed Securities Trust
5.085% due 06/25/2047 •		192	191
5.580% due 09/25/2035 ~		538	535
5.645% due 09/25/2046 •		67	63

Countrywide Asset-Backed Certificates Trust
4.467% due 07/25/2036 ~		15	14
5.065% due 09/25/2037 ^•		56	57
5.565% due 07/25/2034 •		75	74

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •		9	8

Credit-Based Asset Servicing & Securitization LLC
4.837% due 07/25/2037 ~		184	122

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.290% due 03/25/2037 ^þ		893	342

Fieldstone Mortgage Investment Trust
4.937% due 11/25/2036 •		927	536

First Franklin Mortgage Loan Trust
6.120% due 07/25/2034 •		105	102

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		800	771

GSAA Home Equity Trust
5.745% due 08/25/2037 •		38	37

GSAMP Trust
4.935% due 01/25/2037 •		141	84
4.995% due 12/25/2046 •		606	304
5.385% due 04/25/2036 •		612	396

HSI Asset Securitization Corp. Trust
5.285% due 12/25/2036 •		503	136

JP Morgan Mortgage Acquisition Trust
5.005% due 08/25/2036 •		3	2

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		20	20

MASTR Asset-Backed Securities Trust
5.325% due 03/25/2036 •		517	360

Merrill Lynch Mortgage Investors Trust
5.065% due 08/25/2037 •		457	238
5.365% due 04/25/2037 ~		624	318

Morgan Stanley ABS Capital, Inc. Trust
4.935% due 01/25/2037 •		492	241
4.985% due 10/25/2036 ~		542	241
4.985% due 11/25/2036 •		194	95
5.065% due 11/25/2036 •		194	95
5.075% due 10/25/2036 •		716	351
5.490% due 09/25/2035 ~		21	21

Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 þ		478	186

SMB Private Education Loan Trust
6.008% due 02/16/2055 •		599	590

Specialty Underwriting & Residential Finance Trust
4.169% due 02/25/2037 ^þ		493	196

Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/2035		200	206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		$1,100	$1,068

			8,736

CORPORATE BONDS & NOTES 4.1%

Bank of America Corp.
3.384% due 04/02/2026 •		200	192

Bayer U.S. Finance LLC
5.876% (US0003M + 1.010%) due 12/15/2023 ~		600	599

Broadcom, Inc.
2.450% due 02/15/2031		400	328
2.600% due 02/15/2033		200	157
3.469% due 04/15/2034		200	164

Charter Communications Operating LLC
3.750% due 02/15/2028		1,100	1,022
3.950% due 06/30/2062		600	381

CVS Pass-Through Trust
7.507% due 01/10/2032		1,048	1,130

Dell International LLC
6.020% due 06/15/2026		200	205

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		100	85

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	200	235
3.370% due 11/17/2023		$300	295
3.375% due 11/13/2025		400	376
3.384% due 11/15/2023 •	EUR	100	108

GA Global Funding Trust
2.250% due 01/06/2027		$200	175

GLP Capital LP
5.250% due 06/01/2025		200	196

Goldman Sachs Group, Inc.
1.625% due 07/27/2026	EUR	500	507
1.757% due 01/24/2025 •		$500	484
3.615% due 03/15/2028 •		200	189

Hyatt Hotels Corp.
1.300% due 10/01/2023		200	196

JPMorgan Chase & Co.
4.080% due 04/26/2026 •		900	884

Las Vegas Sands Corp.
2.900% due 06/25/2025		300	285

Morgan Stanley
2.630% due 02/18/2026 •		500	475

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028		300	244

Organon & Co.
2.875% due 04/30/2028	EUR	300	287

Pacific Gas & Electric Co.
2.100% due 08/01/2027		$100	87
3.150% due 01/01/2026		100	93
3.500% due 06/15/2025		100	95
4.000% due 12/01/2046		100	71
4.550% due 07/01/2030		100	94

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		1,200	1,166

Rio Oil Finance Trust
9.250% due 07/06/2024		393	398

Southern California Edison Co.
5.141% (SOFRRATE + 0.640%) due 04/03/2023 ~		200	200
5.679% (SOFRRATE + 0.830%) due 04/01/2024 ~		200	199

			11,602

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
7.172% (LIBOR03M + 2.250%) due 03/15/2027 ~		298	198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.958% due 06/01/2025	$300	$281

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
4.131% due 06/15/2042	100	88

		369

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.2%

Adjustable Rate Mortgage Trust
3.776% due 01/25/2035 ~	6	6

Banc of America Funding Trust
3.796% due 05/25/2035 ~	53	49
5.181% due 04/20/2047 ^•	57	44
5.265% due 04/25/2037 ^•	51	41
6.000% due 07/25/2037 ^	147	120

Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	54	45

Barclays Commercial Mortgage Securities Trust
5.684% due 07/15/2037 •	800	783

Bayview Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	788	669

BCAP LLC Trust
5.265% due 05/25/2047 •	174	156

Bear Stearns Adjustable Rate Mortgage Trust
4.030% due 04/25/2034 ~	70	65
4.238% due 02/25/2034 ~	4	4
4.789% due 08/25/2035 ~	3	3
6.800% due 02/25/2036 •	15	14

Bear Stearns ALT-A Trust
3.598% due 09/25/2035 ^~	195	80
3.942% due 05/25/2035 ~	62	57

BWAY Mortgage Trust
5.934% due 09/15/2036 •	800	759

BX Commercial Mortgage Trust
5.414% due 10/15/2036 •	671	645

Chase Mortgage Finance Trust
3.774% due 07/25/2037 ~	23	17
3.963% due 03/25/2037 ^~	132	119

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	343	279
3.260% due 05/25/2035 ~	20	19
4.043% due 04/25/2037 ^~	132	109

Countrywide Alternative Loan Trust
3.046% due 06/25/2037 ~	142	104
4.971% due 07/20/2046 ^~	71	54
5.500% due 10/25/2035 ^	15	10
5.500% due 02/25/2036 ^	33	20
6.000% due 01/25/2037 ^	255	208
6.000% due 02/25/2037 ^	492	186
6.000% due 05/25/2037 ^	419	206
6.250% due 12/25/2036 ^•	380	183
6.500% due 08/25/2037 ^	308	137
8.000% due 10/25/2036 ^	21	16

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037 ^	110	57
6.250% due 09/25/2036 ^	194	81

Countrywide Home Loan Reperforming REMIC Trust
5.185% due 06/25/2035 ~	96	88

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	168	136

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.445% due 02/25/2036 ^þ	197	183

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.364% due 10/25/2033 ~	4	4

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	174	142
2.500% due 01/25/2052 ~	800	651
2.500% due 02/25/2052 ~	346	281
3.000% due 08/26/2052 ~	931	791
3.000% due 09/25/2052 ~	1,431	1,215

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
3.928% due 05/25/2037 ^~	$11	$6

HarborView Mortgage Loan Trust
4.525% due 02/25/2036 ^~	23	7

Impac Secured Assets Trust
3.847% due 07/25/2035 ~	47	40

IndyMac INDX Mortgage Loan Trust
3.251% due 06/25/2036 ~	152	134
3.834% due 12/25/2034 ~	3	3
5.325% due 07/25/2035 •	5	5

JP Morgan Alternative Loan Trust
3.875% due 12/25/2036 ~	16	15
4.200% due 05/25/2037 ^~	192	157

JP Morgan Mortgage Trust
2.500% due 12/25/2051 ~	703	570
3.000% due 12/25/2051 ~	692	588
3.000% due 01/25/2052 ~	1,389	1,179
3.000% due 03/25/2052 ~	1,459	1,244
3.000% due 04/25/2052 ~	1,350	1,147
3.000% due 05/25/2052 ~	2,033	1,726
3.710% due 10/25/2035 ^~	175	139
3.754% due 02/25/2035 ~	2	2

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	93	87

Manhattan West Mortgage Trust
2.130% due 09/10/2039	800	690

Merrill Lynch Mortgage Investors Trust
3.743% due 03/25/2036 ^~	74	41
5.265% due 02/25/2036 •	16	15

Morgan Stanley Mortgage Loan Trust
3.828% due 09/25/2035 ^~	105	38
3.900% due 05/25/2036 ^~	144	83
5.745% due 02/25/2036 ^•	20	18

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	537	501
2.750% due 11/25/2059 ~	500	469

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •	900	827

OBX Trust
2.500% due 10/25/2051 ~	796	648

PMT Loan Trust
2.500% due 07/25/2051 ~	782	635

Prime Mortgage Trust
5.345% due 02/25/2035 •	61	60
6.000% due 06/25/2036 ^	3	3

Residential Accredit Loans, Inc. Trust
5.000% due 09/25/2036 ^	43	33
5.045% due 05/25/2037 •	273	232
5.105% due 02/25/2037 ~	5	14
5.125% due 01/25/2037 •	100	103
5.185% due 12/25/2036 •	162	149
5.225% due 07/25/2036 •	217	180
5.245% due 11/25/2036 ^•	146	106

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	14	11

Starwood Mortgage Trust
5.734% due 04/15/2034 •	800	778

Structured Adjustable Rate Mortgage Loan Trust
3.624% due 04/25/2036 ^~	104	63
5.165% due 10/25/2035 •	62	55

Structured Asset Mortgage Investments Trust
5.245% due 05/25/2036 •	228	172
5.265% due 05/25/2036 •	17	11

Structured Asset Securities Corp.
5.125% due 01/25/2036 •	141	113

Structured Asset Securities Corp. Mortgage Loan Trust
5.135% due 10/25/2036 •	311	268

SunTrust Adjustable Rate Mortgage Loan Trust
4.079% due 02/25/2037 ^~	77	66

Thornburg Mortgage Securities Trust
5.585% due 09/25/2034 •	15	13

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	446	393
2.710% due 01/25/2060 ~	404	377
2.900% due 10/25/2059 ~	1,637	1,531

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UWM Mortgage Trust
2.500% due 11/25/2051 ~	$993	$809

WaMu Mortgage Pass-Through Certificates Trust
3.598% due 12/25/2036 ^~	176	148
3.672% due 10/25/2036 ^~	312	265
4.538% due 08/25/2042 •	3	3
5.405% due 11/25/2045 •	56	49
5.625% due 10/25/2044 •	48	43

Washington Mutual Mortgage Pass-Through Certificates Trust
5.165% due 02/25/2037 ^•	336	271
5.500% due 11/25/2035 ^	61	56
6.500% due 08/25/2035 ^	56	50

		26,275

U.S. GOVERNMENT AGENCIES 22.5%

Export-Import Bank of the United States
1.581% due 11/16/2024	1,128	1,095

Fannie Mae
3.000% due 03/01/2060	314	283
3.500% due 01/01/2059	701	658
5.245% due 06/25/2036 •	21	20

Freddie Mac
0.000% due 01/15/2038 ~(a)	316	13
3.759% due 01/15/2038 •	316	310

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	9	9

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	1,720	1,425
2.500% due 02/01/2051 - 01/01/2052	1,161	1,004
3.000% due 02/01/2027 - 09/01/2042	26	25
3.500% due 01/01/2026 - 07/01/2050	590	558
4.000% due 01/01/2037 - 06/01/2050	322	313
4.500% due 05/01/2023 - 08/01/2041	131	133
5.000% due 08/01/2033 - 10/01/2041	68	69
5.500% due 07/01/2035 - 02/01/2041	70	73
6.000% due 06/01/2026 - 09/01/2039	167	170

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2053	4,800	4,142
3.000% due 04/01/2053 - 05/01/2053	10,500	9,430
3.500% due 05/01/2053	5,200	4,835
4.000% due 04/01/2053 - 05/01/2053	10,265	9,821
4.500% due 05/01/2053	21,500	21,072
5.000% due 05/01/2053	1,900	1,895
5.500% due 05/01/2053	2,400	2,424
6.000% due 05/01/2053	2,100	2,142
6.500% due 04/01/2053	2,000	2,062

		63,981

U.S. TREASURY OBLIGATIONS 12.4%

U.S. Treasury Bonds
1.625% due 11/15/2050	1,600	1,027
1.875% due 02/15/2041	5,000	3,744
2.875% due 05/15/2052	200	171
4.000% due 11/15/2052	600	637

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2025	1,969	1,908
0.125% due 07/15/2030 (o)	584	543
0.125% due 07/15/2031	3,126	2,881
0.125% due 01/15/2032	1,403	1,283
0.250% due 01/15/2025	1,895	1,849
0.500% due 01/15/2028	4,852	4,685
0.625% due 07/15/2032	206	197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 01/15/2033 (m)		$1,708	$1,705
2.500% due 01/15/2029 (o)		5,366	5,748
3.875% due 04/15/2029 (o)		728	839

U.S. Treasury Notes
2.750% due 07/31/2027 (q)		2,500	2,408
2.875% due 04/30/2025 (o)(q)		5,200	5,080
3.500% due 02/15/2033		500	501
4.000% due 02/29/2028		200	204

			35,410

Total United States (Cost $155,166)			146,571

SHORT-TERM INSTRUMENTS 9.8%

COMMERCIAL PAPER 1.1%

BAT International Finance PLC
5.900% due 05/30/2023		$700	694

Crown Castle, Inc.
5.740% due 04/11/2023		400	399

Dominion Energy, Inc.
5.800% due 04/24/2023		700	697

Global Payments, Inc.
5.900% due 04/28/2023		300	299

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023		400	398

Quanta Services, Inc.
5.850% due 04/06/2023		300	300

Southern California Edison Co.
5.500% due 04/26/2023		300	299

			3,086

REPURCHASE AGREEMENTS (l) 0.6%
			1,698

HUNGARY TREASURY BILLS 1.1%
18.251% due 04/06/2023 (f)(g)	HUF	1,150,000	3,275

JAPAN TREASURY BILLS 7.0%
(0.162)% due 04/04/2023 - 06/05/2023 (e)(f)	JPY	2,630,000	19,811

Total Short-Term Instruments (Cost $28,049)			27,870

Total Investments in Securities (Cost $363,509)			329,730

		SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%

PIMCO Short Asset Portfolio		22,994	221

PIMCO Short-Term Floating NAV Portfolio III		292,419	2,843

Total Short-Term Instruments (Cost $3,070)			3,064

Total Investments in Affiliates (Cost $3,070)			3,064

Total Investments 116.9% (Cost $366,579)			$332,794

Financial Derivative Instruments (n)(p) (0.4)% (Cost or Premiums, net $(524))			(1,198)

Other Assets and Liabilities, net (16.5)%			(47,006)

Net Assets 100.0%			$284,590

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	97

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Coupon represents a yield to maturity.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$ 500	$431	0.15%
Deutsche Bank AG	3.035	05/28/2032	05/28/2021 - 10/21/2021	1,105	848	0.30
Deutsche Bank AG	3.729	01/14/2032	01/20/2021 - 01/28/2021	902	672	0.24

				$ 2,507	$1,951	0.69%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.050%	03/24/2023	TBD	(2)	GBP	131	United Kingdom Gilt 1.750% due 01/22/2049	$(163)	$162	$162
FICC	2.200	03/31/2023	04/03/2023		$	1,536	U.S. Treasury Bills 0.000% due 03/21/2024	(1,567)	1,536	1,536

Total Repurchase Agreements								$(1,730)	$1,698	$1,698

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	4.930%	03/31/2023	04/03/2023		$ (1,696)	$(1,696)
MYI	2.000	03/20/2023	TBD	(4)	EUR (181)	(197)

Total Reverse Repurchase Agreements						$(1,893)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (7.6)%
U.S. Government Agencies (7.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2038	$4,300	$(3,820)	$(3,880)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2053	21,500	(17,744)	(17,793)

Total Short Sales (7.6)%				$(21,564)	$(21,673)

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(1,696)	$0	$(1,696)	$1,704	$8
BPS	162	0	0	162	(163)	(1)
FICC	1,536	0	0	1,536	(1,567)	(31)
MYI	0	(197)	0	(197)	201	4

Total Borrowings and Other Financing Transactions	$1,698	$(1,893)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(197)	$(197)
U.S. Treasury Obligations	0	(1,696)	0	0	(1,696)

Total Borrowings	$0	$(1,696)	$0	$(197)	$(1,893)

Payable for reverse repurchase agreements					$(1,893)

(m)	Securities with an aggregate market value of $1,905 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(10,092) at a weighted average interest rate of 0.590%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	2	$2	$(1)	$0
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	2	2	(1)	0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	2	2	(1)	0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	8	8	(4)	(1)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	4	4	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	2	2	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	4	4	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	8	8	(7)	(1)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	6	15	(6)	(17)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	6	15	(5)	(2)

Total Written Options					$(30)	$(24)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	99

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	25	$5,945	$(1)	$0	$(2)
Australia Government 10-Year Bond June Futures	06/2023	42	3,450	111	16	(20)
Canada Government 10-Year Bond June Futures	06/2023	41	3,827	128	14	0
U.S. Treasury 5-Year Note June Futures	06/2023	19	2,081	11	4	0
U.S. Treasury Long-Term Bond June Futures	06/2023	1	131	6	1	0

				$255	$35	$(22)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	132	$(31,581)	$(29)	$0	$(7)
Australia Government 3-Year Bond June Futures	06/2023	20	(1,455)	(20)	3	(2)
Canada Government 5-Year Bond June Futures	06/2023	23	(1,940)	11	0	(3)
Euro-Bobl June Futures	06/2023	141	(18,026)	(110)	74	(46)
Euro-BTP Italy Government Bond June Futures	06/2023	77	(8,799)	(96)	24	(12)
Euro-BTP June Futures	06/2023	84	(10,508)	(386)	57	(72)
Euro-Bund June Futures	06/2023	10	(1,473)	15	7	(7)
Euro-Oat June Futures	06/2023	136	(19,208)	(589)	90	(97)
Euro-Schatz June Futures	06/2023	29	(3,324)	(28)	7	(1)
Japan Government 10-Year Bond June Futures	06/2023	8	(8,925)	24	30	0
U.S. Treasury 2-Year Note June Futures	06/2023	4	(826)	4	0	(1)
U.S. Treasury 10-Year Note June Futures	06/2023	6	(690)	(1)	0	(2)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	32	(3,877)	(24)	0	(17)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	8	(1,129)	(38)	0	(11)
United Kingdom Long Gilt June Futures	06/2023	57	(7,267)	(195)	43	0

				$(1,462)	$335	$(278)

Total Futures Contracts				$(1,207)	$370	$(300)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	12/20/2028	1.299%	EUR	700	$(9)	$(2)	$(11)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 10-Year Index	(1.000)%	Quarterly	12/20/2030	$	3,700	$(23)	$6	$(17)	$0	$(8)
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		8,600	(40)	43	3	0	(20)
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		1,200	30	(27)	3	0	(3)
CDX.IG-39 10-Year Index	(1.000)	Quarterly	12/20/2032		8,400	88	(29)	59	0	(21)
CDX.IG-40 10-Year Index	(1.000)	Quarterly	06/20/2033		24,100	373	(178)	195	0	(47)
CDX.IT-RAXX MAIN39	(1.000)	Quarterly	06/20/2033	EUR	4,000	93	(35)	58	0	(18)

						$521	$(220)	$301	$0	$(117)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-40 5-Year Index	1.000%	Quarterly	06/20/2028	$	3,600	$31	$12	$43	$4	$0

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/20/2025	GBP	2,700	$23	$(15)	$8	$5	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/20/2028		3,700	(18)	33	15	0	(12)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.500	Annual	09/20/2033		12,000	(99)	212	113	0	(50)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		700	(23)	30	7	0	(6)
Pay	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/15/2028	INR	107,357	(11)	9	(2)	0	(2)
Pay	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	03/15/2028		432,233	13	35	48	0	(6)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		81,900	29	(19)	10	2	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028	JPY	540,000	(14)	(68)	(82)	0	(4)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	06/16/2029		24,000	(1)	(3)	(4)	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Semi-Annual	06/19/2029		2,000	0	0	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		230,000	(51)	(22)	(73)	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.789	Annual	01/23/2033		1,140,000	0	(161)	(161)	9	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		270,000	46	60	106	0	(1)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/21/2027	SGD	1,824	(24)	11	(13)	0	(2)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.250	Semi-Annual	12/21/2027		85	1	0	1	0	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	0.000	Semi-Annual	09/15/2031		200	(8)	8	0	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024	$	7,200	(345)	12	(333)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		7,400	0	(184)	(184)	1	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.159	Annual	03/31/2025		11,400	(27)	(9)	(36)	0	(13)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		9,300	47	(31)	16	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		12,700	3	312	315	0	(28)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.329	Annual	05/31/2027		2,300	0	(11)	(11)	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		1,400	54	106	160	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		23,300	1,320	522	1,842	0	(54)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		500	(1)	10	9	1	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		200	1	(1)	0	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		1,900	(5)	(134)	(139)	6	0
Receive	1-Day USD-SOFR Compounded-OIS	2.817	Annual	04/30/2029		2,800	0	90	90	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	2.819	Annual	04/30/2029		1,500	0	48	48	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		6,100	(481)	(408)	(889)	19	0
Pay	1-Day USD-SOFR Compounded-OIS	3.454	Annual	06/30/2029		2,000	0	15	15	7	0
Pay	1-Day USD-SOFR Compounded-OIS	3.898	Annual	06/30/2029		2,000	0	67	67	7	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029		200	(1)	(3)	(4)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		900	(6)	(7)	(13)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		500	(2)	8	6	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		200	(1)	4	3	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		5,100	(9)	(617)	(626)	22	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		1,800	(28)	276	248	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		400	48	3	51	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	3.048	Annual	11/15/2032		5,100	(3)	61	58	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	3.070	Annual	11/15/2032		1,700	0	17	17	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	3.083	Annual	11/15/2032		2,500	0	22	22	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	3.086	Annual	11/15/2032		1,900	19	(3)	16	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	3.089	Annual	11/15/2032		2,700	0	22	22	0	(14)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	11/15/2032		2,100	(11)	(5)	(16)	11	0
Receive	1-Day USD-SOFR Compounded-OIS	3.106	Annual	11/15/2032		1,300	0	9	9	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	3.139	Annual	11/15/2032		1,800	0	8	8	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	3.173	Annual	11/15/2032		1,500	0	2	2	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	3.174	Annual	11/15/2032		1,300	0	2	2	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		500	(2)	12	10	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		500	(2)	9	7	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		200	(1)	3	2	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		600	(2)	15	13	3	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		1,900	(54)	31	(23)	10	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		200	12	(60)	(48)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		1,500	387	(21)	366	0	(15)
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		300	26	(16)	10	0	(4)
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		1,520	(109)	62	(47)	19	0
Pay	1-Month USD-LIBOR	4.815	Quarterly	04/27/2023		14,800	(5)	5	0	0	(6)
Pay	1-Month USD-LIBOR	4.789	Quarterly	03/07/2024		2,800	(1)	(4)	(5)	0	(1)
Pay	1-Month USD-LIBOR	4.433	Quarterly	09/06/2024		8,800	(1)	(29)	(30)	0	0
Pay	1-Year BRL-CDI	6.745	Maturity	01/02/2025	BRL	3,500	34	(85)	(51)	0	(1)
Receive	3-Month AUD-BBR-BBSW	3.750	Quarterly	03/15/2024	AUD	34,200	40	(75)	(35)	10	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025	CAD	2,100	45	(145)	(100)	0	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		600	(7)	(35)	(42)	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		3,200	18	(313)	(295)	4	0
Receive	3-Month CAD-Bank Bill	3.250	Semi-Annual	03/15/2033		1,900	1	8	9	0	(4)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		100	10	(22)	(12)	0	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	2,500	(19)	(220)	(239)	0	(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	101

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294%	Annual	02/10/2027	CHF	1,600	$(3)	$(103)	$(106)	$0	$(4)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		1,200	0	(81)	(81)	0	(3)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		1,100	0	(73)	(73)	0	(2)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		800	0	(54)	(54)	0	(2)
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/21/2027	CNY	17,900	9	24	33	0	0
Receive	3-Month CNY-CNREPOFIX	3.000	Quarterly	03/15/2028		8,600	(1)	(11)	(12)	0	0
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	09/21/2027	KRW	6,050,300	(16)	(19)	(35)	0	(11)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	03/15/2028		3,932,684	(11)	(11)	(22)	0	(8)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	03/15/2028		8,315,630	(9)	36	27	0	(17)
Pay	3-Month KRW-KORIBOR	3.500	Quarterly	03/15/2028		3,017,420	2	35	37	0	(6)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	06/15/2032		999,200	0	(7)	(7)	0	(3)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	06/15/2032		456,400	1	3	4	0	(1)
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	250	0	(7)	(7)	0	0
Pay(6)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024		16,600	(48)	(83)	(131)	0	(5)
Pay(6)	3-Month NZD-BBR	4.750	Semi-Annual	03/20/2025		8,500	(2)	3	1	0	(5)
Pay(6)	3-Month NZD-BBR	5.250	Semi-Annual	03/20/2025		8,200	(1)	25	24	0	(5)
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		2,400	(21)	(9)	(30)	0	(6)
Pay	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028		1,800	196	(255)	(59)	0	(5)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	41,100	74	(213)	(139)	0	(5)
Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	29,950	(5)	2	(3)	1	0
Receive	3-Month USD-LIBOR	4.815	Quarterly	04/27/2023	$	14,800	0	2	2	6	0
Receive	3-Month USD-LIBOR	4.789	Quarterly	03/07/2024		2,800	0	6	6	1	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	(107)	301	194	0	(1)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,550	(118)	348	230	0	(1)
Receive	3-Month USD-LIBOR	4.433	Quarterly	09/06/2024		8,800	0	37	37	0	(1)
Receive	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		6,900	(738)	886	148	0	(9)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		16,700	(183)	1,627	1,444	0	(40)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		4,100	2	(433)	(431)	12	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		200	0	(23)	(23)	1	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		1,400	(3)	(149)	(152)	4	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		2,200	148	(660)	(512)	22	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	13,300	64	(65)	(1)	0	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	1,700	(5)	(72)	(77)	0	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		3,800	(29)	451	422	0	(3)
Pay(6)	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	09/15/2032		700	(1)	2	1	1	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/15/2032		20,800	1	166	167	24	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2033		2,600	(22)	74	52	3	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	300	(1)	(12)	(13)	0	(1)
Pay	6-Month EUR-EURIBOR	1.000	Annual	11/23/2024		6,500	(212)	(73)	(285)	0	(14)
Receive(6)	6-Month EUR-EURIBOR	3.500	Annual	09/20/2025		5,000	35	(51)	(16)	12	0
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	03/19/2027		12,120	81	(41)	40	0	(8)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		400	(2)	(38)	(40)	0	(1)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		900	(5)	(88)	(93)	0	(3)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		600	(5)	(58)	(63)	0	(2)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		1,000	(4)	(83)	(87)	0	(3)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		500	(2)	(42)	(44)	0	(1)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028		28,900	(220)	220	0	0	(59)
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	03/15/2033		5,390	(57)	25	(32)	0	(14)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		47,200	(214)	428	214	21	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		300	(19)	108	89	0	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2037		1,140	(62)	(30)	(92)	1	0
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		150	13	54	67	0	(1)
Receive	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		100	7	48	55	0	0
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		9,000	78	(123)	(45)	0	(9)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	3,100	(14)	24	10	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		5,300	(15)	33	18	1	0
Pay	6-Month PLN-WIBOR	2.585	Annual	10/14/2029	PLN	3,500	0	(143)	(143)	0	(2)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	61,200	31	(377)	(346)	8	0
Receive(6)	CAONREPO Index	3.250	Semi-Annual	06/21/2053	CAD	1,900	(12)	(46)	(58)	4	0

							$(620)	$868	$248	$280	$(625)

Total Swap Agreements							$(77)	$658	$581	$285	$(742)

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$370	$285	$655		$(24)	$(300)	$(742)	$(1,066)

(o)

Securities with an aggregate market value of $3,214 and cash of $7,788 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	THB	3,885		$112	$0	$(2)
BOA	04/2023	AUD	281		188	1	0
	04/2023	CNH	13,292		1,930	0	(6)
	04/2023	DKK	26,685		3,805	0	(79)
	04/2023	JPY	54,900		410	1	(5)
	04/2023	NZD	742		461	0	(3)
	04/2023		$295	CAD	405	5	0
	04/2023		6,130	CNH	41,211	0	(129)
	04/2023		74	KRW	96,103	0	0
	04/2023		335	NOK	3,538	4	(2)
	04/2023		171	NZD	275	1	0
	04/2023		2,627	PEN	9,905	4	0
	05/2023	CNH	4,806		$743	41	0
	05/2023	JPY	930,000		7,164	111	0
	05/2023	NZD	275		171	0	(1)
	05/2023	PEN	15,032		3,959	0	(27)
	05/2023		$226	NOK	2,350	0	(1)
	06/2023	JPY	420,000		$3,160	0	(31)
	06/2023	MXN	1,367		73	0	(2)
	06/2023	TWD	10,093		330	0	(3)
	06/2023		$252	IDR	3,826,433	4	0

BPS	04/2023	CHF	44		$47	0	(1)
	04/2023	DKK	20		3	0	0
	04/2023	EUR	2,245		2,413	3	(25)
	04/2023	JPY	120,000		921	17	0
	04/2023	KRW	544,347		417	0	0
	04/2023	MXN	79,449		4,367	0	(28)
	04/2023	NOK	28,225		2,709	13	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	103

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023		$2,229	CNH	15,208	$2	$(17)
	04/2023		137	CZK	3,046	4	0
	04/2023		3,783	DKK	26,065	11	0
	04/2023		237	EUR	218	0	0
	04/2023		207	HUF	76,721	11	0
	04/2023		49	ILS	164	0	(3)
	04/2023		85	INR	6,986	0	0
	04/2023		1,790	JPY	237,100	0	(5)
	04/2023		412	KRW	536,522	0	(2)
	04/2023		20	PLN	87	0	0
	04/2023		49	THB	1,682	0	0
	05/2023	AUD	2,321		$1,551	0	(1)
	05/2023	DKK	24,848		3,616	0	(8)
	05/2023	MYR	305		65	0	(4)
	05/2023		$5,418	CNY	37,601	72	0
	05/2023		2,709	NOK	28,189	0	(13)
	06/2023	CLP	69,507		$84	0	(3)
	06/2023	IDR	153,017		10	0	0
	06/2023	TWD	50,220		1,646	0	(12)
	06/2023		$149	IDR	2,230,886	0	0
	06/2023		417	KRW	541,977	0	0
	06/2023		4,367	MXN	80,563	29	0
	06/2023		169	TWD	5,108	0	0

BRC	04/2023	CNH	585		$85	0	0
	04/2023	HUF	40,520		113	0	(3)
	04/2023	KRW	456,864		347	0	(3)
	04/2023		$87	CNH	605	1	0
	04/2023		511	CZK	11,525	21	0
	04/2023		972	HKD	7,571	0	(7)
	04/2023		1	KRW	918	0	0
	04/2023		612	PHP	33,916	13	0
	04/2023		625	PLN	2,755	13	0
	04/2023		110	THB	3,702	0	(1)
	05/2023	DKK	13,432		$1,965	6	0
	05/2023	JPY	180,000		1,407	44	0
	05/2023		$24	ZAR	444	1	0
	06/2023	TWD	3,410		$113	0	0

CBK	04/2023	AUD	147		98	0	0
	04/2023	BRL	4,673		920	0	(2)
	04/2023	CLP	263,705		303	0	(28)
	04/2023	CNH	778		113	0	0
	04/2023	DKK	29,136		4,141	0	(100)
	04/2023	ILS	4,370		1,332	117	0
	04/2023	KRW	571,089		438	1	0
	04/2023	PEN	14,388		3,609	0	(212)
	04/2023		$289	AUD	434	1	0
	04/2023		901	BRL	4,673	21	0
	04/2023		2,519	DKK	17,286	0	(3)
	04/2023		634	EUR	592	8	0
	04/2023		293	GBP	240	3	0
	04/2023		143	HUF	53,960	10	0
	04/2023		2,458	INR	202,263	3	0
	04/2023		319	KZT	141,755	0	(12)
	04/2023		907	PEN	3,510	24	0
	05/2023	CLP	129,695		$161	0	(1)
	05/2023	CNH	530		82	5	0
	05/2023	DKK	17,254		2,519	3	0
	05/2023	ILS	5,652		1,694	121	0
	05/2023		$0	MXN	5	0	0
	05/2023		71	ZAR	1,300	2	0
	06/2023	TWD	15		$0	0	0
	06/2023		$418	COP	2,037,121	13	0
	06/2023		77	IDR	1,153,898	0	0
	06/2023		0	MXN	9	0	0
	06/2023		170	PEN	664	5	0
	11/2023	ILS	2,953		$883	52	0

CLY	05/2023	CNH	7,651		1,183	66	0

DUB	04/2023	AUD	859		579	5	0
	04/2023	BRL	19,167		3,595	0	(187)
	04/2023		$3,773	BRL	19,167	9	0

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023		$49,393	EUR	45,641	$105	$0
	04/2023		5,761	JPY	755,100	0	(74)
	04/2023		73	PEN	276	1	0
	05/2023	EUR	45,641		$49,472	0	(103)
	05/2023	JPY	752,061		5,761	74	0
	05/2023		$259	ZAR	4,839	11	0
	06/2023		3,595	BRL	19,369	187	0
	06/2023		525	CLP	422,904	3	0

FBF	04/2023	BRL	1,706		$326	0	(11)
	04/2023	CHF	53		57	0	(1)
	04/2023		$336	BRL	1,706	1	0

GLM	04/2023	BRL	13,941		$2,744	0	(6)
	04/2023	CNH	796		116	0	0
	04/2023		$2,570	BRL	13,941	180	0
	04/2023		117	CNH	798	0	0
	04/2023		134	ILS	456	0	(8)
	04/2023		414	KRW	505,472	0	(27)
	04/2023		228	RON	1,050	2	0
	04/2023		209	THB	6,823	0	(9)
	05/2023		2,198	PEN	8,745	121	0
	05/2023		131	ZAR	2,365	3	(2)
	06/2023	TWD	18,702		$613	0	(4)
	06/2023		$16	IDR	239,950	0	0
	06/2023		88	PEN	342	2	0
	06/2023		699	VND	18,011,432	66	0

JPM	04/2023	BRL	587		$116	0	0
	04/2023	ILS	2,284		689	54	0
	04/2023	JPY	120,000		920	17	0
	04/2023	KRW	435,794		332	0	(2)
	04/2023		$112	BRL	587	4	0
	04/2023		194	EUR	181	3	0
	04/2023		265	KRW	345,264	0	(1)
	04/2023		70	PEN	266	0	0
	05/2023		3,545	CNY	24,619	50	0
	05/2023		80	ZAR	1,472	2	0

MBC	04/2023	BRL	1,519		$299	0	(1)
	04/2023	CHF	48		52	0	0
	04/2023	CNH	5,651		824	2	(1)
	04/2023	DKK	985		142	0	(1)
	04/2023	EUR	1,328		1,419	0	(21)
	04/2023	JPY	161,390		1,240	29	(6)
	04/2023		$289	BRL	1,519	11	0
	04/2023		1,023	CNH	7,005	3	(6)
	04/2023		1,935	EUR	1,806	24	0
	04/2023		499	GBP	413	11	0
	04/2023		129	ILS	443	0	(6)
	04/2023		4	KRW	5,878	0	0
	04/2023		933	PLN	4,097	15	0
	04/2023		101	RON	464	1	0
	04/2023		653	SGD	863	0	(5)
	05/2023		4,409	CNH	29,587	0	(92)
	05/2023		37	ZAR	702	2	0
	06/2023		1,121	IDR	17,077,359	20	0

MYI	04/2023	AUD	526		$354	2	0
	04/2023	JPY	107,888		802	3	(14)
	04/2023	KRW	183,894		141	0	0
	04/2023	THB	9,484		279	6	(4)
	04/2023		$143	EUR	133	1	0
	04/2023		1,945	ILS	6,700	0	(82)
	04/2023		173	JPY	22,964	0	0
	04/2023		1,164	KRW	1,444,443	0	(58)
	04/2023		2,631	NOK	27,246	0	(29)
	05/2023	JPY	22,872		$173	0	0
	05/2023		$1,675	ILS	5,700	0	(89)
	06/2023	IDR	1,701,683		$112	0	(2)
	06/2023	MYR	499		112	0	(2)
	06/2023		$646	IDR	9,814,535	9	0

NGF	04/2023	JPY	552,048		$4,104	0	(54)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	105

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	04/2023	KRW	526,912		$428	$24	$0
	04/2023		$16,191	GBP	13,139	17	0
	04/2023		3,818	MXN	79,140	560	0
	05/2023	GBP	13,139		$16,200	0	(17)
	05/2023	MXN	21,125		1,116	0	(47)
	06/2023		$6	MXN	122	0	0
	07/2023	MXN	3,120		$162	0	(8)

RYL	04/2023		$152	CHF	141	2	0
	04/2023		256	CNH	1,754	1	(1)

SCX	04/2023	INR	9,391		$114	0	0
	04/2023	MYR	5,888		1,318	0	(19)
	04/2023		$176	CNH	1,192	0	(3)
	04/2023		6,037	INR	495,211	0	(12)
	04/2023		2,039	KRW	2,515,775	0	(112)
	04/2023		2,009	MYR	8,985	33	0
	04/2023		2,570	THB	84,361	0	(100)
	05/2023	CHF	58		$63	0	0
	05/2023	CLP	74,566		92	0	(1)
	05/2023	CNH	19,344		2,798	0	(24)
	05/2023		$1,880	CNH	12,988	17	0
	06/2023	TWD	1,239		$41	0	0
	06/2023		$18,574	CNY	128,310	215	0
	06/2023		531	IDR	8,097,053	10	0
	06/2023		291	PEN	1,101	0	0
	06/2023		541	TWD	16,469	3	0

SOG	04/2023		254	RON	1,186	6	0

TOR	04/2023	CAD	2,862		$2,110	0	(8)
	04/2023	GBP	13,792		16,588	0	(425)
	04/2023		$622	CAD	842	2	0
	04/2023		244	NZD	394	2	0
	05/2023	CAD	842		$622	0	(2)
	05/2023	NZD	394		244	0	(3)

UAG	04/2023	AUD	942		640	10	0
	04/2023	CNH	5,961		887	19	0
	04/2023	EUR	44,581		47,332	0	(1,016)
	04/2023	HUF	138,827		374	0	(20)
	04/2023	JPY	728,910		5,728	223	0
	04/2023		$1,188	CAD	1,616	7	0
	04/2023		357	CNH	2,416	0	(5)
	04/2023		103	HUF	39,082	8	0
	04/2023		627	SGD	832	0	(2)
	05/2023	CAD	1,615		$1,188	0	(7)
	05/2023	CNH	3,673		530	0	(6)
	09/2023		$299	ZAR	5,235	0	(9)

Total Forward Foreign Currency Contracts						$3,086	$(3,540)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	1,200	$ 34	$95

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR	97.000	05/23/2025	600	$46	$250

Total Purchased Options						$80	$345

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	700	$(2)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	700	(2)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310	01/11/2024	10,200	(33)	(145)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	300	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	300	(2)	(1)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	100	(1)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	100	(1)	0

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	1,300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	1,300	(4)	(19)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	800	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	800	(1)	(11)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	600	(46)	(231)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	400	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	400	(2)	(5)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	400	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	400	(3)	(4)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	400	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	400	(3)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	400	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	400	(3)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	400	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	400	(3)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	400	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	400	(3)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	600	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	600	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	600	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	600	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	700	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	700	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	900	(7)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	900	(7)	(9)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	400	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	400	(3)	(4)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	2,700	(5)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	2,700	(5)	(40)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	900	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	900	(3)	(12)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	800	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	800	(1)	(11)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	300	(1)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	400	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	400	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	500	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	500	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	700	(8)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	700	(10)	(8)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	2,800	(20)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	200	(1)	0

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	300	(2)	(3)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	500	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	500	(3)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	500	(3)	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	107

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845%	11/13/2023	500	$(3)	$(6)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	500	(4)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	500	(4)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	500	(4)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	500	(4)	(4)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	2,700	(5)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	2,700	(5)	(40)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	1,400	(3)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	1,400	(3)	(21)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	1,400	(2)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	1,400	(3)	(21)

Total Written Options							$(301)	$(694)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.255%	$1,500	$(37)	$34	$0	$(3)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.291	700	(13)	12	0	(1)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255	1,800	(45)	41	0	(4)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.291	1,300	(25)	22	0	(3)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255	700	(18)	17	0	(1)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255	900	(22)	20	0	(2)

							$(160)	$146	$0	$(14)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.537%	$400	$(10)	$14	$4	$0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611	100	(9)	2	0	(7)

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537	200	(5)	7	2	0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537	400	(10)	14	4	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.293	300	9	(1)	8	0

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	300	(11)	(4)	0	(15)

							$(36)	$32	$18	$(22)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 2,700	$2,034	$13	$(10)	$3	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	2,800	1,932	1	2	3	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	2,700	1,863	(10)	3	0	(7)

							$4	$(5)	$ 6	$(7)

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	09/21/2027	MYR	7,000	$2	$8	$10	$0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	12/21/2027	THB	46,800	(7)	1	0	(6)
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		19,068	(2)	0	0	(2)

CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	4,500	5	25	30	0

GLM	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027		3,300	1	4	5	0
	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	09/21/2032		2,700	(2)	9	7	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	63,734	(4)	(3)	0	(7)

GST	Pay	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	03/15/2028		5,400	0	(1)	0	(1)
	Pay	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		87,410	18	(10)	8	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		15,150	(1)	1	0	0

JPM	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029	COP	7,400	0	0	0	0

SCX	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027	MYR	2,500	2	2	4	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2027	THB	1,858	0	0	0	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027		70,900	(13)	4	0	(9)
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		33,893	(3)	(1)	0	(4)

								$(4)	$39	$64	$(29)

Total Swap Agreements								$(196)	$212	$88	$(72)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$3	$3	$(2)	$0	$0	$(2)	$1	$0	$1
BOA	172	95	14	281	(289)	(154)	(8)	(451)	(170)	285	115
BPS	162	250	0	412	(122)	(261)	(10)	(393)	19	0	19
BRC	99	0	2	101	(14)	0	(5)	(19)	82	0	82
CBK	389	0	37	426	(358)	0	0	(358)	68	0	68
CLY	66	0	0	66	0	0	0	0	66	0	66
DUB	395	0	0	395	(364)	(6)	0	(370)	25	0	25
FAR	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
FBF	1	0	0	1	(12)	0	0	(12)	(11)	0	(11)
GLM	374	0	12	386	(56)	(153)	(14)	(223)	163	(180)	(17)
GST	0	0	16	16	0	0	(4)	(4)	12	0	12
HUS	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
JPM	130	0	0	130	(3)	(4)	(17)	(24)	106	0	106
MBC	118	0	0	118	(139)	0	0	(139)	(21)	0	(21)
MYC	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
MYI	21	0	0	21	(280)	0	0	(280)	(259)	372	113
NGF	0	0	0	0	(54)	(107)	0	(161)	(161)	0	(161)
RBC	601	0	0	601	(72)	0	0	(72)	529	(520)	9
RYL	3	0	0	3	(1)	0	0	(1)	2	0	2
SCX	278	0	4	282	(271)	0	(13)	(284)	(2)	0	(2)
SOG	6	0	0	6	0	0	0	0	6	0	6
TOR	4	0	0	4	(438)	0	0	(438)	(434)	305	(129)
UAG	267	0	0	267	(1,065)	0	0	(1,065)	(798)	1,120	322

Total Over the Counter	$3,086	$345	$88	$3,519	$(3,540)	$(694)	$(72)	$(4,306)

(q)

Securities with an aggregate market value of $2,083 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	109

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$370	$370
Swap Agreements	0	5	0	0	280	285

	$0	$5	$0	$0	$650	$655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,086	$0	$3,086
Purchased Options	0	0	0	0	345	345
Swap Agreements	0	18	0	6	64	88

	$0	$18	$0	$3,092	$409	$3,519

	$0	$23	$0	$3,092	$1,059	$4,174

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$24	$24
Futures	0	0	0	0	300	300
Swap Agreements	0	117	0	0	625	742

	$0	$117	$0	$0	$949	$1,066

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,540	$0	$3,540
Written Options	0	0	0	0	694	694
Swap Agreements	0	36	0	7	29	72

	$0	$36	$0	$3,547	$723	$4,306

	$0	$153	$0	$3,547	$1,672	$5,372

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$18	$18
Futures	0	0	0	0	10,305	10,305
Swap Agreements	0	(358)	0	0	(7,553)	(7,911)

	$0	$(358)	$0	$0	$2,770	$2,412

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,856	$0	$6,856
Purchased Options	0	0	0	(7)	0	(7)
Written Options	0	101	0	17	336	454
Swap Agreements	0	68	0	0	128	196

	$0	$169	$0	$6,866	$464	$7,499

	$0	$(189)	$0	$6,866	$3,234	$9,911

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$57	$57
Futures	0	0	0	0	(3,612)	(3,612)
Swap Agreements	0	(376)	0	0	913	537

	$0	$(376)	$0	$0	$(2,642)	$(3,018)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,927)	$0	$(3,927)
Purchased Options	0	0	0	(4)	162	158
Written Options	0	(47)	0	(4)	236	185
Swap Agreements	0	(68)	0	9	3	(56)

	$0	$(115)	$0	$(3,926)	$401	$(3,640)

	$0	$(491)	$0	$(3,926)	$(2,241)	$(6,658)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$20	$0	$20
Australia
Non-Agency Mortgage-Backed Securities	0	61	0	61
Sovereign Issues	0	4,135	0	4,135
Brazil
Corporate Bonds & Notes	0	1,801	0	1,801
Bulgaria
Sovereign Issues	0	1,490	0	1,490
Canada
Corporate Bonds & Notes	0	619	0	619
Sovereign Issues	0	1,864	0	1,864
Cayman Islands
Asset-Backed Securities	0	22,492	0	22,492
Corporate Bonds & Notes	0	2,921	0	2,921
Chile
Corporate Bonds & Notes	0	1,053	0	1,053
Sovereign Issues	0	783	0	783
Colombia
Sovereign Issues	0	1,260	0	1,260
Czech Republic
Sovereign Issues	0	238	0	238
Denmark
Corporate Bonds & Notes	0	8,140	0	8,140
Dominican Republic
Sovereign Issues	0	425	0	425

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
France
Corporate Bonds & Notes	$0	$3,343	$0	$3,343
Sovereign Issues	0	3,239	0	3,239
Germany
Corporate Bonds & Notes	0	4,813	0	4,813
Guatemala
Sovereign Issues	0	195	0	195
Hungary
Sovereign Issues	0	1,437	0	1,437
Indonesia
Corporate Bonds & Notes	0	721	0	721
Sovereign Issues	0	1,378	0	1,378
Ireland
Asset-Backed Securities	0	4,321	0	4,321
Corporate Bonds & Notes	0	532	0	532
Israel
Corporate Bonds & Notes	0	349	0	349
Sovereign Issues	0	1,565	0	1,565
Italy
Corporate Bonds & Notes	0	1,838	0	1,838
Sovereign Issues	0	20,724	0	20,724
Ivory Coast
Sovereign Issues	0	1,429	0	1,429
Japan
Corporate Bonds & Notes	0	2,089	0	2,089
Sovereign Issues	0	9,483	0	9,483
Kazakhstan
Corporate Bonds & Notes	0	1,001	0	1,001

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	111

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)	March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Luxembourg
Corporate Bonds & Notes	$0	$2,058	$0	$2,058
Malaysia
Corporate Bonds & Notes	0	356	0	356
Sovereign Issues	0	68	0	68
Mexico
Corporate Bonds & Notes	0	774	0	774
Sovereign Issues	0	180	0	180
Multinational
Corporate Bonds & Notes	0	290	0	290
Netherlands
Corporate Bonds & Notes	0	2,639	0	2,639
Non-Agency Mortgage-Backed Securities	0	176	0	176
New Zealand
Sovereign Issues	0	255	0	255
Norway
Sovereign Issues	0	249	0	249
Peru
Corporate Bonds & Notes	0	300	0	300
Sovereign Issues	0	1,288	0	1,288
Philippines
Sovereign Issues	0	364	0	364
Poland
Sovereign Issues	0	2,522	0	2,522
Qatar
Corporate Bonds & Notes	0	170	0	170
Romania
Sovereign Issues	0	2,525	0	2,525
Russia
Sovereign Issues	0	0	30	30
Saudi Arabia
Corporate Bonds & Notes	0	842	0	842
Sovereign Issues	0	2,083	0	2,083
Serbia
Sovereign Issues	0	1,660	0	1,660
South Africa
Sovereign Issues	0	149	0	149
South Korea
Sovereign Issues	0	1,483	0	1,483
Spain
Corporate Bonds & Notes	0	180	0	180
Sovereign Issues	0	1,673	0	1,673
Supranational
Corporate Bonds & Notes	0	2,014	0	2,014
Switzerland
Corporate Bonds & Notes	0	3,805	0	3,805
United Arab Emirates
Corporate Bonds & Notes	0	213	0	213

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
United Kingdom
Corporate Bonds & Notes	$0	$6,105	$0	$6,105
Non-Agency Mortgage-Backed Securities	0	8,292	0	8,292
Sovereign Issues	0	6,787	0	6,787
United States
Asset-Backed Securities	0	8,736	0	8,736
Corporate Bonds & Notes	0	11,602	0	11,602
Loan Participations and Assignments	0	198	0	198
Municipal Bonds & Notes	0	369	0	369
Non-Agency Mortgage-Backed Securities	0	26,275	0	26,275
U.S. Government Agencies	0	63,981	0	63,981
U.S. Treasury Obligations	0	35,410	0	35,410
Short-Term Instruments
Commercial Paper	0	3,086	0	3,086
Repurchase Agreements	0	1,698	0	1,698
Hungary Treasury Bills	0	3,275	0	3,275
Japan Treasury Bills	0	19,811	0	19,811

	$0	$329,700	$30	$329,730

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,064	$0	$0	$3,064

Total Investments	$3,064	$329,700	$30	$332,794

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(21,673)	$0	$(21,673)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	365	290	0	655
Over the counter	0	3,519	0	3,519

	$365	$3,809	$0	$4,174

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(260)	(806)	0	(1,066)
Over the counter	0	(4,306)	0	(4,306)

	$(260)	$(5,112)	$0	$(5,372)

Total Financial Derivative Instruments	$105	$(1,303)	$0	$(1,198)

Totals	$3,169	$306,724	$30	$309,923

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.5%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$184	$46
1.500% due 07/09/2035 þ		122	30

Total Argentina (Cost $143)			76

AUSTRALIA 1.4%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

RESIMAC Bastille Trust
5.631% due 09/05/2057 ~		$194	194

SOVEREIGN ISSUES 1.4%

Australia Government International Bond
0.500% due 09/21/2026	AUD	16,700	10,269
1.000% due 11/21/2031		1,500	833
1.250% due 05/21/2032		200	112
1.750% due 06/21/2051		250	108
2.500% due 05/21/2030		2,300	1,472
4.500% due 04/21/2033		600	442

			13,236

Total Australia (Cost $15,696)			13,430

CANADA 0.3%

CORPORATE BONDS & NOTES 0.3%

Canadian Imperial Bank of Commerce
4.008% (BBSW3M + 0.370%) due 09/14/2026 ~	AUD	3,200	2,106

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,062

			3,168

SOVEREIGN ISSUES 0.0%

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)	CAD	533	402

Total Canada (Cost $4,005)			3,570

CAYMAN ISLANDS 6.2%

ASSET-BACKED SECURITIES 5.6%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •		$2,100	2,065

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •		538	538
5.772% due 04/14/2029 •		460	460

Apidos CLO
5.695% due 07/18/2029 •		2,200	2,181
5.722% due 07/17/2030 •		2,200	2,174

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		2,300	2,269

Ares CLO Ltd.
5.845% due 04/18/2031 ~		2,200	2,172

Bain Capital Credit CLO Ltd.
5.778% due 07/20/2030 •		1,815	1,794

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		2,100	2,068

CIFC Funding Ltd.
5.766% due 10/24/2030 •		2,034	2,010

Dryden CLO Ltd.
5.944% due 05/15/2032 •		2,300	2,259

Elevation CLO Ltd.
5.768% due 10/25/2030 •		2,167	2,147

Gallatin CLO Ltd.
5.169% due 07/15/2031 •		1,500	1,470
5.865% due 01/21/2028 •		434	433

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GPMT Ltd.
6.011% due 07/16/2035 •		$1,385	$1,360
6.102% due 12/15/2036 •		2,400	2,333

Halseypoint CLO Ltd.
6.252% due 11/30/2032 •		2,200	2,179

KKR CLO Ltd.
5.735% due 07/18/2030 •		895	887

LCM LP
5.668% due 07/19/2027 •		1,710	1,693

MF1 Ltd.
5.841% due 10/16/2036 •		2,200	2,132

MF1 Multifamily Housing Mortgage Loan Trust
5.624% due 07/15/2036 •		471	461

MidOcean Credit CLO
5.832% due 01/29/2030 •		1,465	1,453

Newark BSL CLO Ltd.
5.788% due 07/25/2030 •		731	724

OZLM Ltd.
5.908% due 10/20/2031 •		2,100	2,070

Sound Point CLO Ltd.
5.788% due 10/20/2030 •		2,300	2,266
5.798% due 07/25/2030 ~		2,067	2,039

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~		2,200	2,164

Venture CLO Ltd.
5.672% due 04/15/2027 •		231	230
5.854% due 09/07/2030 •		2,180	2,146
5.908% due 01/20/2029 ~		1,699	1,685

Vibrant CLO Ltd.
5.848% due 09/15/2030 •		1,945	1,916
5.913% due 06/20/2029 ~		687	680

			52,458

CORPORATE BONDS & NOTES 0.6%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		1,726	1,462

KSA Sukuk Ltd.
5.268% due 10/25/2028		500	522

Sands China Ltd.
5.625% due 08/08/2025		400	390
5.900% due 08/08/2028		800	760

Tencent Holdings Ltd.
2.390% due 06/03/2030		2,200	1,865
3.595% due 01/19/2028		300	283

			5,282

Total Cayman Islands (Cost $59,168)			57,740

DENMARK 5.2%

CORPORATE BONDS & NOTES 5.2%

Jyske Realkredit AS
1.000% due 10/01/2023	DKK	70,000	10,088
1.000% due 01/01/2024		63,400	9,082
1.000% due 04/01/2024		12,900	1,838
1.000% due 10/01/2050		37,771	3,888

Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2024		31,900	4,549
1.000% due 10/01/2050		36,235	3,689
1.500% due 10/01/2053		2,950	317

Nykredit Realkredit AS
1.000% due 10/01/2050		86,338	9,204
1.000% due 10/01/2053		3,648	389
1.500% due 10/01/2053		8,985	1,016

Realkredit Danmark AS
1.000% due 04/01/2024		11,800	1,684
1.000% due 10/01/2050		23,575	2,542
1.500% due 10/01/2053		1,645	186

Total Denmark (Cost $56,927)			48,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 1.9%

CORPORATE BONDS & NOTES 0.3%

Societe Generale SA
2.226% due 01/21/2026 •		$1,700	$1,568
2.797% due 01/19/2028 •		1,200	1,061

			2,629

SOVEREIGN ISSUES 1.6%

France Government International Bond
0.750% due 05/25/2052	EUR	6,050	3,591
1.500% due 05/25/2050		4,500	3,406
2.000% due 05/25/2048		6,800	5,868
3.250% due 05/25/2045		2,100	2,298

			15,163

Total France (Cost $26,796)			17,792

GERMANY 1.2%

CORPORATE BONDS & NOTES 1.2%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	2,200	2,060
2.129% due 11/24/2026 •(i)		$400	345
2.625% due 02/12/2026	EUR	1,600	1,610
3.547% due 09/18/2031 •		$1,400	1,149
3.700% due 05/30/2024		1,100	1,045
3.729% due 01/14/2032 •(i)		1,000	747
3.961% due 11/26/2025 •		1,700	1,609

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	300	287

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,100	1,009

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	1,400	874

Total Germany (Cost $12,788)			10,735

HUNGARY 0.1%

SOVEREIGN ISSUES 0.1%

Hungary Government International Bond
6.250% due 09/22/2032		$1,100	1,124

Total Hungary (Cost $1,096)			1,124

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.8%

Accunia European CLO DAC
3.238% due 07/15/2030 •	EUR	625	668

Cairn CLO DAC
3.162% due 01/31/2030 •		1,193	1,266

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •		700	740

Dryden Euro CLO DAC
2.948% due 04/15/2033 •		800	844

Jubilee CLO DAC
3.757% due 12/15/2029 •		1,096	1,168

Man GLG Euro CLO DAC
3.158% due 01/15/2030 •		693	740

Marlay Park CLO DAC
3.028% due 10/15/2030 •		1,994	2,117

			7,543

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
1.150% due 10/29/2023		$450	436
1.750% due 10/29/2024		500	466
3.000% due 10/29/2028		550	481

			1,383

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	113

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Shamrock Residential DAC
3.752% due 01/24/2061 •	EUR	1,823	$1,947

Total Ireland (Cost $11,673)			10,873

ISRAEL 0.5%

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
0.150% due 07/31/2023	ILS	11,300	3,099
2.000% due 03/31/2027		2,700	702
4.500% due 01/17/2033		$600	600

Total Israel (Cost $4,555)			4,401

ITALY 0.5%

CORPORATE BONDS & NOTES 0.4%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	1,200	1,166
2.625% due 04/28/2025		800	793

UniCredit SpA
7.830% due 12/04/2023		$1,900	1,918

			3,877

SOVEREIGN ISSUES 0.1%

Italy Government International Bond
6.000% due 08/04/2028	GBP	600	763

Total Italy (Cost $5,171)			4,640

JAPAN 5.1%

CORPORATE BONDS & NOTES 0.6%

Mizuho Financial Group, Inc.
5.588% (US0003M + 0.630%) due 05/25/2024 ~		$2,500	2,489

Nomura Holdings, Inc.
2.329% due 01/22/2027		600	531

Sumitomo Mitsui Financial Group, Inc.
5.520% due 01/13/2028		2,600	2,645

			5,665

SOVEREIGN ISSUES 4.5%

Development Bank of Japan, Inc.
1.750% due 08/28/2024		2,200	2,112

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		4,300	3,917

Japan Government International Bond
0.005% due 03/01/2024	JPY	780,000	5,881
0.005% due 04/01/2024		870,000	6,560
0.005% due 05/01/2024		390,000	2,941
0.005% due 10/01/2024		330,000	2,490
0.100% due 03/10/2028 (g)		1,133,247	8,830
0.500% due 03/20/2049		977,000	6,174
0.700% due 12/20/2048		247,000	1,648
0.700% due 06/20/2051		30,000	196
1.300% due 06/20/2052		50,000	379

Tokyo Metropolitan Government
0.750% due 07/16/2025		$1,200	1,099

			42,227

Total Japan (Cost $53,401)			47,892

JERSEY, CHANNEL ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%

Saranac CLO Ltd.
6.294% due 08/13/2031 •		$2,200	2,177

Total Jersey, Channel Islands (Cost $2,200)			2,177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
4.550% due 04/21/2050		$300	$278
4.800% due 04/21/2060		300	287

Total Malaysia (Cost $600)			565

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$500	430

Total Mexico (Cost $464)			430

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
5.166% (US0003M + 0.300%) due 09/22/2037 ~		$750	611

Total Multinational (Cost $574)			611

NETHERLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Enel Finance International NV
1.875% due 07/12/2028		$500	421

ING Groep NV
4.100% due 10/02/2023		800	793
6.177% (US0003M + 1.000%) due 10/02/2023 ~		800	799

Total Netherlands (Cost $2,098)			2,013

NORWAY 0.2%

SOVEREIGN ISSUES 0.2%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	2,200	1,368

Total Norway (Cost $1,601)			1,368

PERU 0.5%

SOVEREIGN ISSUES 0.5%

Peru Government International Bond
6.350% due 08/12/2028	PEN	18,200	4,722

Total Peru (Cost $5,583)			4,722

POLAND 0.3%

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
3.875% due 02/14/2033	EUR	1,300	1,385
4.250% due 02/14/2043		400	422
4.875% due 10/04/2033 (b)		$300	299
5.500% due 04/04/2053 (b)		200	203

Total Poland (Cost $2,317)			2,309

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%

QatarEnergy Trading LLC
2.250% due 07/12/2031		$300	255

Total Qatar (Cost $297)			255

ROMANIA 0.6%

SOVEREIGN ISSUES 0.6%

Romania Government International Bond
1.750% due 07/13/2030	EUR	800	639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 04/14/2033	EUR	800	$594
2.125% due 03/07/2028		600	556
2.750% due 04/14/2041		400	257
2.875% due 04/13/2042		1,000	639
6.625% due 09/27/2029		2,600	2,884

Total Romania (Cost $6,828)			5,569

SAUDI ARABIA 0.6%

CORPORATE BONDS & NOTES 0.0%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$200	169

SOVEREIGN ISSUES 0.6%

Saudi Government International Bond
3.250% due 10/22/2030		200	185
4.750% due 01/18/2028		2,400	2,431
4.875% due 07/18/2033		2,700	2,730

			5,346

Total Saudi Arabia (Cost $5,420)			5,515

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	700	587
2.050% due 09/23/2036		600	395

Total Serbia (Cost $1,498)			982

SPAIN 0.8%

CORPORATE BONDS & NOTES 0.4%

Banco Santander SA
1.849% due 03/25/2026		$200	179

CaixaBank SA
6.208% due 01/18/2029 •		3,500	3,525

			3,704

SOVEREIGN ISSUES 0.4%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	300	325

Spain Government International Bond
3.450% due 07/30/2066		3,600	3,593

			3,918

Total Spain (Cost $10,360)			7,622

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Inter-American Development Bank
2.500% due 04/14/2027	AUD	1,800	1,146

Total Supranational (Cost $1,331)			1,146

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%

Credit Suisse AG
5.072% (SOFRRATE + 0.390%) due 02/02/2024 ~		$1,300	1,262
6.500% due 08/08/2023 (h)		4,200	4,037

Credit Suisse AG AT1 Claim ^		1,700	98

Credit Suisse Group AG
6.537% due 08/12/2033 •		3,350	3,450
7.750% due 03/01/2029 •	EUR	1,000	1,188

Total Switzerland (Cost $9,821)			10,035

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 4.5%

CORPORATE BONDS & NOTES 2.3%

Barclays PLC
4.338% due 05/16/2024 •		$1,500	$1,496
4.375% due 01/12/2026		300	290

Haleon U.K. Capital PLC
3.125% due 03/24/2025		800	774

HSBC Holdings PLC
3.973% due 05/22/2030 •		1,900	1,716
4.041% due 03/13/2028 •		900	845
4.292% due 09/12/2026 •		2,200	2,109
6.534% (US0003M + 1.380%) due 09/12/2026 ~		2,200	2,182

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	1,200	1,413

NatWest Group PLC
5.076% due 01/27/2030 •		$1,700	1,655

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		2,100	2,071
6.534% due 01/10/2029 •		2,300	2,341

Standard Chartered PLC
1.822% due 11/23/2025 •		1,800	1,676
2.608% due 01/12/2028 •		900	798
2.678% due 06/29/2032 •		2,100	1,650

			21,016

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Eurohome UK Mortgages PLC
4.410% due 06/15/2044 •	GBP	571	674

Eurosail PLC
5.221% due 06/13/2045 •		452	548

Newgate Funding PLC
5.245% due 12/15/2050 •		317	370
5.495% due 12/15/2050 ~		159	180

Resloc UK PLC
4.436% due 12/15/2043 •		921	1,088

Ripon Mortgages PLC
4.815% due 08/28/2056 •		5,553	6,783

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •		3,246	3,994

Towd Point Mortgage Funding
5.037% due 10/20/2051 •		1,098	1,355
5.243% due 07/20/2045 ~		2,731	3,339

			18,331

SOVEREIGN ISSUES 0.2%

United Kingdom Gilt
1.250% due 07/31/2051		3,300	2,265

Total United Kingdom (Cost $45,511)			41,612

UNITED STATES 46.3%

ASSET-BACKED SECURITIES 6.0%

ACE Securities Corp. Home Equity Loan Trust
5.745% due 08/25/2035 •		$1,493	1,425

Amortizing Residential Collateral Trust
5.545% due 10/25/2031 •		2	2

AMRESCO Residential Securities Corp. Mortgage Loan Trust
5.785% due 06/25/2029 •		7	7

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.605% due 02/25/2036 •		894	674

Citigroup Mortgage Loan Trust
5.005% due 12/25/2036 •		408	228
5.025% due 01/25/2037 ~		1,763	1,287
5.365% due 03/25/2036 •		853	758
5.835% due 07/25/2035 •		2,400	2,200

Countrywide Asset-Backed Certificates
5.345% due 02/25/2036 •		388	378

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
4.985% due 06/25/2037 •	$453	$414
4.985% due 06/25/2047 ^•	467	413
5.045% due 06/25/2037 ^•	1,401	1,339
5.105% due 12/25/2036 ^•	605	545
5.585% due 08/25/2047 •	271	257

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •	2	1

First Franklin Mortgage Loan Trust
4.960% due 07/25/2036 •	944	871
5.790% due 03/25/2035 •	799	777

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •	2,200	2,119

GSAMP Trust
3.772% due 11/25/2034 •	279	266
5.325% due 09/25/2036 •	3,355	1,220
5.345% due 05/25/2046 •	2,086	1,919
5.365% due 02/25/2046 •	53	49

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	112	104

LCCM Trust
6.134% due 11/15/2038 ~	2,300	2,223

MASTR Asset-Backed Securities Trust
5.325% due 06/25/2036 •	3,106	1,193
5.595% due 10/25/2035 ^•	783	711

MASTR Specialized Loan Trust
5.215% due 01/25/2037 •	937	377

Merrill Lynch Mortgage Investors Trust
5.505% due 07/25/2036 •	3,762	3,450
5.565% due 05/25/2036 •	13	13

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 01/25/2037 •	1,740	855
4.985% due 05/25/2037 •	1,443	1,001
5.095% due 07/25/2036 •	154	129
5.325% due 06/25/2036 •	1,356	706
5.775% due 02/25/2035 ~	2,866	2,571
5.805% due 09/25/2034 •	1,222	1,167

Morgan Stanley Home Equity Loan Trust
5.075% due 04/25/2037 •	1,262	689

Morgan Stanley Mortgage Loan Trust
6.419% due 09/25/2046 ^þ	1,675	406

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.280% due 03/25/2036 •	823	804

NovaStar Mortgage Funding Trust
4.975% due 03/25/2037 ~	1,066	708
5.385% due 05/25/2036 •	2,800	2,592

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	545	176
5.731% due 11/25/2036 þ	1,934	688

Residential Asset Securities Corp. Trust
5.095% due 11/25/2036 ^•	4,569	3,957

Saxon Asset Securities Trust
5.155% due 09/25/2037 •	995	935

SMB Private Education Loan Trust
1.290% due 07/15/2053	828	742
5.784% due 07/15/2053 •	230	225
6.008% due 02/16/2055 •	1,627	1,602

Soundview Home Loan Trust
5.345% due 11/25/2036 ~	1,853	1,711
5.405% due 05/25/2036 •	553	528
5.795% due 10/25/2037 ~	1,332	969

Specialty Underwriting & Residential Finance Trust
5.145% due 06/25/2037 ~	343	198

Structured Asset Investment Loan Trust
5.018% due 07/25/2036 •	979	582
5.525% due 01/25/2033 •	646	625
5.745% due 09/25/2034 •	51	50

Structured Asset Securities Corp.
4.812% due 02/25/2035 •	3,070	2,963

Terwin Mortgage Trust
5.785% due 11/25/2033 •	28	24

Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/2035	500	514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		$2,400	$2,331

			55,668

CORPORATE BONDS & NOTES 2.6%

AbbVie, Inc.
1.500% due 11/15/2023	EUR	100	107

Bayer U.S. Finance LLC
4.250% due 12/15/2025		$400	392
5.876% (US0003M + 1.010%) due 12/15/2023 ~		800	799

British Airways Pass-Through Trust
3.350% due 12/15/2030		1,889	1,632

Broadcom, Inc.
2.450% due 02/15/2031		600	491
2.600% due 02/15/2033		200	157
4.300% due 11/15/2032		300	277

Charter Communications Operating LLC
3.750% due 02/15/2028		1,900	1,766
5.125% due 07/01/2049		400	317
6.384% due 10/23/2035		500	499

Citigroup, Inc.
3.290% due 03/17/2026 •(i)		1,300	1,247

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		200	169

Ford Motor Credit Co. LLC
2.300% due 02/10/2025		1,100	1,021
2.748% due 06/14/2024	GBP	500	588
3.375% due 11/13/2025		$1,000	939
3.815% due 11/02/2027		400	359
4.687% due 06/09/2025		600	577
5.125% due 06/16/2025		600	588

GA Global Funding Trust
2.250% due 01/06/2027		600	524

GLP Capital LP
5.300% due 01/15/2029		700	669

Goldman Sachs Group, Inc.
5.324% (SOFRRATE + 0.700%) due 01/24/2025 ~		3,200	3,165

Hyatt Hotels Corp.
1.300% due 10/01/2023		400	392

JPMorgan Chase & Co.
4.080% due 04/26/2026 •		2,500	2,456

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	1,756

Organon & Co.
2.875% due 04/30/2028	EUR	500	479

Pacific Gas & Electric Co.
2.100% due 08/01/2027		$100	87
3.500% due 06/15/2025		300	286
4.000% due 12/01/2046		100	71
4.250% due 03/15/2046		100	74
4.300% due 03/15/2045		100	75
4.550% due 07/01/2030		500	469

Principal Life Global Funding
1.375% due 01/10/2025		500	468

Southern California Edison Co.
0.700% due 04/03/2023		600	600
5.141% (SOFRRATE + 0.640%) due 04/03/2023 ~		100	100
5.679% (SOFRRATE + 0.830%) due 04/01/2024 ~		400	397

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	98

			24,091

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
7.172% (LIBOR03M + 2.250%) due 03/15/2027 ~		671	446

Charter Communications Operating LLC
6.557% due 02/01/2027		1,214	1,205

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	115

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Worldwide Finance LLC
6.642% due 06/22/2026	$571	$571

		2,222

MUNICIPAL BONDS & NOTES 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	800	871

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.958% due 06/01/2025	900	842

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	384	426

		2,139

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.9%

American Home Mortgage Assets Trust
5.035% due 05/25/2046 ^•	92	74

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	974	734

Banc of America Mortgage Trust
3.311% due 06/25/2035 ~	29	24

Bayview Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	1,927	1,636

BCAP LLC Trust
3.532% due 01/26/2047 ~	9	9

Bear Stearns Adjustable Rate Mortgage Trust
3.232% due 08/25/2033 ~	2	2
3.573% due 09/25/2034 ~	26	24
3.620% due 05/25/2047 ^~	58	51
4.036% due 11/25/2034 ~	1	1
4.083% due 05/25/2034 ~	4	4
4.099% due 05/25/2034 ~	3	2
4.135% due 10/25/2033 ~	2	1

Bear Stearns ALT-A Trust
3.841% due 08/25/2036 ^~	87	44
3.895% due 11/25/2035 ^~	175	138
3.942% due 05/25/2035 ~	4	4
5.165% due 02/25/2034 •	19	17

Bear Stearns Structured Products, Inc. Trust
3.947% due 01/26/2036 ^~	36	28

Chase Mortgage Finance Trust
3.774% due 07/25/2037 ~	40	30

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.995% due 01/25/2036 •	576	501

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	2,460	2,002
3.890% due 09/25/2037 ^~	64	55
4.646% due 08/25/2036 •	5,302	2,197
4.947% due 08/25/2035 ^~	433	394

Countrywide Alternative Loan Trust
3.848% due 11/25/2035 ^~	80	67
3.973% due 02/25/2037 ^~	18	15
4.388% due 11/25/2047 ^~	364	289
4.638% due 11/25/2035 •	18	15
4.971% due 07/20/2046 ^~	89	68
5.178% due 11/25/2035 •	6	5
5.195% due 05/25/2037 ^•	78	28
5.250% due 06/25/2035 ^	7	6
5.265% due 07/25/2046 ^•	838	696
5.405% due 02/25/2037 •	124	101
5.505% due 09/25/2035 •	384	287
6.250% due 12/25/2036	2,332	1,082
6.250% due 08/25/2037 ^	18	10
6.500% due 06/25/2036 ^	39	20

Countrywide Home Loan Mortgage Pass-Through Trust
5.245% due 04/25/2046 •	164	148
5.385% due 04/25/2046 •	3,245	933
5.605% due 09/25/2034 •	9	8
6.000% due 07/25/2036	736	416

Countrywide Home Loan Reperforming REMIC Trust
5.185% due 06/25/2035 ~	39	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	$133	$36

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	335	273

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
4.985% due 07/25/2047 ~	274	237

Extended Stay America Trust
5.765% due 07/15/2038 ~	2,050	1,990

GreenPoint Mortgage Funding Trust
5.385% due 11/25/2045 •	5	4

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	436	355
2.500% due 01/25/2052 ~	1,955	1,591
2.500% due 02/25/2052 ~	864	704
2.500% due 08/25/2052 ~	2,062	1,679
3.000% due 08/26/2052 ~	2,515	2,136
3.000% due 09/25/2052 ~	4,103	3,484

GSC Capital Corp. Mortgage Trust
5.205% due 05/25/2036 ^•	990	898

GSMPS Mortgage Loan Trust
5.195% due 01/25/2036 ~	1,621	1,316

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~	5	5
4.367% due 01/25/2035 ~	6	5
6.780% due 03/25/2033 •	1	1

HarborView Mortgage Loan Trust
3.988% due 12/19/2036 ^•	47	38
5.441% due 06/20/2035 •	12	11

Impac CMB Trust
5.565% due 10/25/2034 •	173	160
5.845% due 07/25/2033 •	1	1

IndyMac INDX Mortgage Loan Trust
3.501% due 09/25/2035 ^~	36	29

JP Morgan Mortgage Trust
3.000% due 12/25/2051 ~	1,903	1,616
3.000% due 01/25/2052 ~	3,819	3,243
3.000% due 03/25/2052 ~	3,648	3,111
3.000% due 04/25/2052 ~	3,713	3,153
3.000% due 05/25/2052 ~	5,657	4,804
3.202% due 11/25/2033 ~	2	2
4.214% due 10/25/2035 ~	5	5
6.000% due 06/25/2037	1,438	747

Lehman XS Trust
5.255% due 08/25/2046 •	1,200	1,045

Luminent Mortgage Trust
5.225% due 05/25/2046 ~	1,151	924

Manhattan West Mortgage Trust
2.130% due 09/10/2039	2,000	1,724

MASTR Alternative Loan Trust
5.245% due 03/25/2036 ^~	44	5
6.000% due 02/25/2036	529	268

Merrill Lynch Mortgage Investors Trust
2.969% due 05/25/2033 ~	6	5
3.615% due 02/25/2036 ~	6	5
3.655% due 02/25/2036 ~	47	44
3.955% due 02/25/2033 ~	3	3

Morgan Stanley Mortgage Loan Trust
6.201% due 02/25/2047 þ	155	60

Natixis Commercial Mortgage Securities Trust
6.651% due 03/15/2035 •	2,086	2,020

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,562	1,458
2.750% due 11/25/2059 ~	1,200	1,127

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •	2,300	2,114

OBX Trust
2.500% due 10/25/2051 ~	1,945	1,583
3.000% due 01/25/2052 ~	547	465
5.495% due 06/25/2057 ~	327	306

PMT Loan Trust
2.500% due 07/25/2051 ~	1,912	1,551

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~	299	254
4.638% due 08/25/2035 •	117	95

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.205% due 06/25/2046 •	$272	$62
6.250% due 02/25/2037	1,297	1,065

Residential Asset Securitization Trust
5.245% due 01/25/2046 ^•	47	15
5.750% due 02/25/2036	776	604

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	1	1

Sequoia Mortgage Trust
5.161% due 07/20/2036 •	80	68
5.461% due 07/20/2033 ~	15	13

Structured Adjustable Rate Mortgage Loan Trust
4.119% due 08/25/2035 ~	61	51
4.450% due 09/25/2035 ~	54	47
4.798% due 04/25/2034 ~	3	3
5.193% due 02/25/2034 ~	3	2

Structured Asset Mortgage Investments Trust
4.965% due 08/25/2036 •	687	574
5.065% due 09/25/2047 •	128	102
5.265% due 05/25/2036 •	26	17
5.285% due 05/25/2036 •	80	61
5.341% due 07/19/2034 •	3	3

Structured Asset Securities Corp.
5.125% due 01/25/2036 •	1,125	903

Structured Asset Securities Corp. Mortgage Loan Trust
5.135% due 10/25/2036 •	602	519

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ	154	41

Thornburg Mortgage Securities Trust
6.095% due 06/25/2037 ^•	53	47
6.307% due 06/25/2037 •	103	84
6.357% due 06/25/2047 ^•	44	37

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	1,189	1,047
2.710% due 01/25/2060 ~	969	905
2.900% due 10/25/2059 ~	4,689	4,388

UWM Mortgage Trust
2.500% due 11/25/2051 ~	2,619	2,132

WaMu Mortgage Pass-Through Certificates Trust
3.233% due 06/25/2033 ~	2	2
3.518% due 12/25/2036 ^~	305	259
3.519% due 02/27/2034 •	6	5
3.596% due 09/25/2036 ~	125	105
3.857% due 12/25/2035 ~	121	108
5.425% due 07/25/2045 •	323	292
5.465% due 01/25/2045 •	7	7
5.565% due 10/25/2045 •	456	416

Washington Mutual Mortgage Pass-Through Certificates Trust
4.078% due 07/25/2046 ^•	31	19
6.500% due 03/25/2036	1,406	986

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	49	40
6.000% due 06/25/2037 ^	85	77

		73,999

U.S. GOVERNMENT AGENCIES 25.1%

Fannie Mae
3.000% due 03/01/2060	753	678
3.500% due 01/01/2059	1,869	1,756
3.622% due 12/01/2034 •	8	8
4.395% due 11/01/2034 •	15	15
5.245% due 06/25/2036 •	15	15
6.000% due 04/25/2043 - 07/25/2044	56	56
6.500% due 11/25/2042	69	72

Freddie Mac
0.000% due 01/15/2038 ~(a)	233	10
3.759% due 01/15/2038 •	233	228
4.338% due 10/25/2044 •	40	38
5.284% due 12/15/2037 •	6	6

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 09/20/2023 - 09/20/2026 ~	1	1
2.625% due 01/20/2030 •	2	2

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 11/20/2026 - 12/20/2026 •	$2	$2
2.875% due 05/20/2028 - 06/20/2030 •	4	4
3.000% due 04/20/2030 - 05/20/2030 •	5	5
3.000% due 07/20/2046 - 05/20/2047	24	22
5.416% due 07/20/2066 - 11/20/2066 •	2,681	2,665
6.000% due 08/20/2034	184	189

U.S. Small Business Administration
5.600% due 09/01/2028	45	44

Uniform Mortgage-Backed Security
2.500% due 02/01/2051	631	546
3.000% due 10/01/2049 - 05/01/2051	1,917	1,738
3.500% due 10/01/2034 - 07/01/2050	2,190	2,070
4.000% due 06/01/2048 - 06/01/2050	1,006	974

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2053	21,700	18,726
3.000% due 05/01/2053	18,250	16,394
3.500% due 04/01/2053 - 05/01/2053	55,700	51,782
4.000% due 05/01/2053	40,750	38,996
4.500% due 05/01/2053	49,200	48,221
5.000% due 05/01/2053	18,900	18,849
5.500% due 05/01/2053	23,600	23,833
6.000% due 05/01/2053	6,700	6,835

		234,780

U.S. TREASURY OBLIGATIONS 4.2%

U.S. Treasury Bonds
1.375% due 11/15/2040 (n)	500	345
2.000% due 08/15/2051 (n)	200	141

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2025 (l)	6,256	6,062
0.125% due 07/15/2031 (l)(n)	3,573	3,293
0.125% due 01/15/2032 (l)(n)	1,835	1,677
0.250% due 01/15/2025	6,190	6,041
0.375% due 07/15/2027 (l)(n)	4,526	4,374
0.500% due 01/15/2028 (l)	4,974	4,802
0.625% due 07/15/2032	515	492
1.125% due 01/15/2033	4,420	4,413
2.500% due 01/15/2029 (l)(n)	3,345	3,583

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 04/15/2029 (l)(n)		$2,730	$3,147

U.S. Treasury Notes
3.500% due 02/15/2033		800	801

			39,171

Total United States (Cost $450,808)			432,070

SHORT-TERM INSTRUMENTS 30.1%

COMMERCIAL PAPER 4.0%

Bank of Nova Scotia
4.709% due 05/01/2023	CAD	2,000	1,474
4.752% due 04/28/2023		7,900	5,824

BAT International Finance PLC
6.000% due 05/19/2023		$2,300	2,283

Canadian Imperial Bank of Commerce
4.801% due 04/17/2023	CAD	3,200	2,363
4.809% due 04/17/2023		6,600	4,874

Conagra Brands, Inc.
5.750% due 04/24/2023		$2,400	2,391

Crown Castle, Inc.
5.740% due 04/11/2023		1,350	1,348

Global Payments, Inc.
5.900% due 04/28/2023		1,100	1,095
5.900% due 05/01/2023		1,100	1,095

NextEra Energy Capital Holdings, Inc.
5.600% due 05/08/2023		1,100	1,094
5.600% due 05/09/2023		1,200	1,193

Quanta Services, Inc.
5.850% due 04/06/2023		1,000	999

Royal Bank of Canada
4.751% due 04/28/2023	CAD	3,600	2,655

Southern California Edison Co.
5.500% due 04/26/2023		$1,000	996

Toronto-Dominion Bank
4.801% due 04/17/2023	CAD	4,000	2,954
4.801% due 04/19/2023		4,200	3,101

Walgreens Boots
5.600% due 04/10/2023		$1,200	1,198

			36,937

REPURCHASE AGREEMENTS (j) 2.3%
			21,523

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HUNGARY TREASURY BILLS 1.0%
18.251% due 04/06/2023 (e)(f)	HUF	3,347,000	$9,532

JAPAN TREASURY BILLS 22.3%
(0.179)% due 04/17/2023 - 07/03/2023 (d)(e)	JPY	27,540,000	207,466

U.S. TREASURY BILLS 0.5%
4.542% due 04/06/2023 (d)(e)		$4,677	4,675

Total Short-Term Instruments (Cost $283,677)			280,133

Total Investments in Securities (Cost $1,082,407)			1,019,879

		SHARES
INVESTMENTS IN AFFILIATES 11.1%

SHORT-TERM INSTRUMENTS 11.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.1%

PIMCO Short Asset Portfolio		58,588	562

PIMCO Short-Term Floating NAV Portfolio III		10,577,810	102,838

Total Short-Term Instruments (Cost $103,334)			103,400

Total Investments in Affiliates (Cost $103,334)			103,400

Total Investments 120.6% (Cost $1,185,741)			$1,123,279

Financial Derivative Instruments (k)(m) 0.3% (Cost or Premiums, net $(4,502))			2,814

Other Assets and Liabilities, net (20.9)%			(194,788)

Net Assets 100.0%			$931,305

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

(g)	Principal amount of security is adjusted for inflation.

(h)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	117

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.290%	03/17/2026	03/10/2022	$ 1,300	$1,247	0.13%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	400	345	0.04
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	1,002	747	0.08

				$ 2,702	$2,339	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.050%	03/24/2023	TBD	(2)	GBP 131	United Kingdom Gilt 1.750% due 01/22/2049	$(163)	$162	$162
FICC	2.200	03/31/2023	04/03/2023		$ 1,361	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(1,388)	1,361	1,361
RCY	4.920	03/31/2023	04/03/2023		20,000	U.S. Treasury Notes 0.625% due 05/15/2030	(20,504)	20,000	20,008

Total Repurchase Agreements							$(22,055)	$21,523	$21,531

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales
United States (18.3)%
U.S. Government Agencies (18.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$	85,000	$(70,264)	$(70,345)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2038		12,100	(10,911)	(10,918)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2053		22,100	(18,060)	(18,273)

Total Short Sales (18.3)%					$(99,235)	$(99,536)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$162	$0	$0	$162	$(163)	$(1)
FICC	1,361	0	0	1,361	(1,388)	(27)
RCY	20,008	0	0	20,008	(20,504)	(496)

Total Borrowings and Other Financing Transactions	$21,531	$0	$0

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(120) at a weighted average interest rate of 1.300%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	7	$7	$(2)	$(2)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	7	7	(3)	(2)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	6	6	(2)	0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	25	25	(13)	(2)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	12	12	(5)	(2)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	6	6	(4)	(3)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	12	12	(8)	(2)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	25	25	(23)	(3)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	15	38	(14)	(43)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	15	38	(12)	(5)

Total Written Options					$(86)	$(64)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	71	$	16,885	$(3)	$0	$(4)
Australia Government 10-Year Bond June Futures	06/2023	71		5,832	188	27	(34)
Canada Government 10-Year Bond June Futures	06/2023	258		24,084	770	84	0
U.S. Treasury 5-Year Note June Futures	06/2023	278		30,443	155	63	0
U.S. Treasury 10-Year Note June Futures	06/2023	6		690	21	2	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	2		282	9	3	0

					$1,140	$179	$(38)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	844	$	(201,927)	$(288)	$0	$(42)
Australia Government 3-Year Bond June Futures	06/2023	51		(3,710)	(52)	8	(4)
Canada Government 5-Year Bond June Futures	06/2023	328		(27,660)	156	0	(44)
Euro-Bobl June Futures	06/2023	435		(55,611)	(269)	226	(142)
Euro-BTP Italy Government Bond June Futures	06/2023	1,207		(137,928)	(1,487)	380	(196)
Euro-BTP June Futures	06/2023	189		(23,643)	(847)	129	(162)
Euro-Bund June Futures	06/2023	143		(21,067)	(436)	101	(96)
Euro-Buxl 30-Year Bond June Futures	06/2023	13		(1,986)	(122)	10	(15)
Euro-Oat June Futures	06/2023	694		(98,017)	(3,106)	459	(497)
Japan Government 10-Year Bond June Futures	06/2023	32		(35,698)	97	121	0
U.S. Treasury 2-Year Note June Futures	06/2023	73		(15,071)	(7)	0	(10)
U.S. Treasury Long-Term Bond June Futures	06/2023	5		(656)	(30)	0	(5)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	77		(9,328)	(92)	0	(42)
United Kingdom Long Gilt June Futures	06/2023	273		(34,805)	(928)	205	0

					$(7,411)	$1,639	$(1,255)

Total Futures Contracts					$(6,271)	$1,818	$(1,293)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	119

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.157%	EUR	1,000	$(5)	$(3)	$(8)	$2	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	1.735	$	100	6	0	6	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	1.893		600	24	16	40	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2025	2.142		200	8	7	15	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	2.312		300	13	11	24	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	6.588	EUR	700	47	(78)	(31)	7	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.147		1,000	3	(5)	(2)	1	0

							$96	$(52)	$44	$11	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 10-Year Index	(1.000)%	Quarterly	12/20/2030	$	12,600	$(78)	$21	$(57)	$0	$(28)
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		10,000	(78)	81	3	0	(23)
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		1,700	25	(21)	4	0	(5)
CDX.IG-39 10-Year Index	(1.000)	Quarterly	12/20/2032		18,800	390	(258)	132	0	(46)
CDX.IG-40 10-Year Index	(1.000)	Quarterly	06/20/2033		53,500	827	(393)	434	0	(105)
CDX.IT-RAXX MAIN39	(1.000)	Quarterly	06/20/2033	EUR	12,400	292	(111)	181	0	(57)

						$1,378	$(681)	$697	$0	$(264)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$	5,600	$47	$20	$67	$6	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		30,500	250	111	361	33	0

						$297	$131	$428	$39	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	1.250%	Annual	10/28/2023		GBP	33,300	$(44)	$(1,112)	$(1,156)	$0	$(12)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	09/20/2025			22,700	(186)	122	(64)	0	(42)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/20/2028			2,400	(11)	20	9	0	(8)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.500	Annual	09/20/2033			26,900	(223)	477	254	0	(113)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053			600	(18)	24	6	0	(5)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/15/2028		INR	856,150	9	6	15	13	0
Pay	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	03/15/2028			1,037,692	3	112	115	0	(15)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032			118,900	75	(61)	14	3	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/16/2024		JPY	2,560,000	6	4	10	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028			1,090,000	(28)	(138)	(166)	0	(9)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Semi-Annual	06/19/2029			3,710,000	(396)	819	423	32	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031			640,000	(150)	(54)	(204)	0	(5)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.250	Annual	09/14/2032			130,000	24	5	29	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.789	Annual	01/23/2033			3,852,000	0	(545)	(545)	29	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039			1,830,000	33	1,055	1,088	0	(20)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051			90,000	74	24	98	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052			450,000	142	35	177	0	(2)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	06/15/2027		SGD	557	0	0	0	0	(1)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.250	Semi-Annual	12/21/2027			823	7	1	8	0	(1)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	0.000	Semi-Annual	09/15/2031			900	(7)	91	84	2	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	0.000	Semi-Annual	09/15/2031			900	(60)	(24)	(84)	0	(2)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	2.500	Semi-Annual	09/21/2032			800	(2)	22	20	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023	$		84,929	1,700	1,209	2,909	30	0
Receive	1-Day USD-SOFR Compounded-OIS	1.430	Annual	03/31/2024			200	2	4	6	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024			19,000	0	465	465	3	0
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024			13,300	(217)	(726)	(943)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024			37,300	1,783	(60)	1,723	3	0

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.968%	Annual	06/30/2024	$	15,900	$0	$(395)	$(395)	$1	$0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.159	Annual	03/31/2025		34,600	(80)	(28)	(108)	0	(38)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		19,700	47	(13)	34	0	(27)
Receive	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		28,500	0	708	708	0	(64)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.310	Annual	05/31/2027		3,100	(7)	(10)	(17)	8	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.329	Annual	05/31/2027		7,100	0	(33)	(33)	19	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.361	Annual	05/31/2027		3,900	0	(14)	(14)	11	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.404	Annual	05/31/2027		9,900	0	(18)	(18)	27	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		64,400	2,785	4,577	7,362	0	(139)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		35,600	3,016	(201)	2,815	0	(83)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		1,600	(3)	33	30	5	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		2,000	7	(6)	1	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		5,300	(15)	(374)	(389)	17	0
Receive	1-Day USD-SOFR Compounded-OIS	2.730	Annual	04/30/2029		14,300	0	533	533	0	(48)
Receive	1-Day USD-SOFR Compounded-OIS	2.817	Annual	04/30/2029		12,000	0	384	384	0	(41)
Receive	1-Day USD-SOFR Compounded-OIS	2.819	Annual	04/30/2029		4,700	0	150	150	0	(16)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		8,300	572	241	813	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	3.454	Annual	06/30/2029		6,300	0	46	46	23	0
Pay	1-Day USD-SOFR Compounded-OIS	3.898	Annual	06/30/2029		5,700	0	190	190	21	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029		600	(4)	(7)	(11)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		2,400	(15)	(20)	(35)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.163	Annual	09/30/2029		1,100	0	(6)	(6)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	09/30/2029		3,600	0	(8)	(8)	13	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		1,300	(5)	21	16	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		900	(3)	18	15	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.488	Annual	08/15/2031		5,900	0	(823)	(823)	24	0
Pay	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		30,900	(52)	(3,743)	(3,795)	132	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		15,000	(599)	(1,962)	(2,561)	65	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		32,400	(5,111)	990	(4,121)	146	0
Pay	1-Day USD-SOFR Compounded-OIS	2.750	Annual	09/21/2032		16,600	(46)	(667)	(713)	81	0
Receive	1-Day USD-SOFR Compounded-OIS	3.048	Annual	11/15/2032		7,500	(4)	89	85	0	(41)
Receive	1-Day USD-SOFR Compounded-OIS	3.070	Annual	11/15/2032		5,100	0	49	49	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	3.083	Annual	11/15/2032		8,200	0	69	69	0	(45)
Receive	1-Day USD-SOFR Compounded-OIS	3.086	Annual	11/15/2032		5,900	59	(11)	48	0	(32)
Receive	1-Day USD-SOFR Compounded-OIS	3.089	Annual	11/15/2032		7,700	0	61	61	0	(42)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	11/15/2032		58,000	(307)	(101)	(408)	318	0
Receive	1-Day USD-SOFR Compounded-OIS	3.106	Annual	11/15/2032		4,000	0	28	28	0	(20)
Receive	1-Day USD-SOFR Compounded-OIS	3.139	Annual	11/15/2032		5,400	0	20	20	0	(30)
Receive	1-Day USD-SOFR Compounded-OIS	3.173	Annual	11/15/2032		5,600	(2)	8	6	0	(31)
Receive	1-Day USD-SOFR Compounded-OIS	3.174	Annual	11/15/2032		4,600	0	6	6	0	(23)
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		1,000	(4)	23	19	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		1,000	(4)	18	14	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		1,000	(4)	23	19	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		600	(2)	7	5	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		1,800	(6)	44	38	10	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		22,800	(647)	375	(272)	123	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		5,000	(297)	(1,176)	(1,473)	48	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		2,700	799	(140)	659	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	2.906	Annual	09/16/2052		1,100	0	(16)	(16)	13	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		4,900	(163)	11	(152)	60	0
Pay	1-Month USD-LIBOR	4.815	Quarterly	04/27/2023		32,200	0	0	0	0	(13)
Pay	1-Month USD-LIBOR	4.789	Quarterly	03/07/2024		7,300	0	(12)	(12)	0	(3)
Pay	1-Month USD-LIBOR	4.433	Quarterly	09/06/2024		53,800	13	(197)	(184)	2	0
Pay	1-Month USD-LIBOR	4.427	Quarterly	09/27/2024		22,600	3	(73)	(70)	0	0
Pay	1-Month USD-LIBOR	4.409	Quarterly	10/04/2024		17,200	0	(61)	(61)	3	0
Receive	3-Month AUD-BBR-BBSW	3.750	Quarterly	03/15/2024	AUD	109,300	128	(239)	(111)	33	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	5,700	0	(248)	(248)	0	(1)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		5,400	(43)	(214)	(257)	1	0
Receive	3-Month CAD-Bank Bill	3.250	Semi-Annual	03/15/2028		9,050	(28)	74	46	0	(9)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		1,200	0	(95)	(95)	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		1,400	(161)	32	(129)	2	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		6,800	(392)	(405)	(797)	8	0
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	06/15/2027	CNY	77,300	1	107	108	1	0
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	09/21/2027		77,200	52	73	125	0	0
Receive	3-Month CNY-CNREPOFIX	2.250	Quarterly	12/21/2027		41,300	184	(41)	143	0	(1)
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/21/2027		483,000	243	663	906	1	0
Receive	3-Month CNY-CNREPOFIX	3.000	Quarterly	03/15/2028		13,400	1	(19)	(18)	0	0
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	09/21/2027	KRW	13,543,400	(51)	(26)	(77)	0	(25)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	03/15/2028		12,420,076	(34)	(37)	(71)	0	(26)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	03/15/2028		27,874,194	8	84	92	0	(57)
Pay	3-Month KRW-KORIBOR	3.500	Quarterly	03/15/2028		11,846,915	9	136	145	0	(25)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	06/15/2032		100	0	0	0	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	121

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay(6)	3-Month NZD-BBR	4.000%	Semi-Annual	06/14/2024		NZD	64,100	$(112)	$(395)	$(507)	$0	$(21)
Pay(6)	3-Month NZD-BBR	4.750	Semi-Annual	03/20/2025			145,700	(72)	85	13	0	(92)
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027			10,200	(18)	(110)	(128)	0	(24)
Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		THB	121,750	(18)	4	(14)	2	0
Receive	3-Month USD-LIBOR	4.815	Quarterly	04/27/2023	$		32,200	0	4	4	13	0
Receive	3-Month USD-LIBOR	4.789	Quarterly	03/07/2024			7,300	0	17	17	2	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024			16,900	0	840	840	0	(3)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024			19,350	0	977	977	0	(3)
Receive	3-Month USD-LIBOR	4.433	Quarterly	09/06/2024			53,800	0	227	227	0	(6)
Receive	3-Month USD-LIBOR	4.427	Quarterly	09/27/2024			22,600	(3)	89	86	0	(2)
Receive	3-Month USD-LIBOR	4.409	Quarterly	10/04/2024			17,200	0	78	78	0	(3)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024			4,300	423	(543)	(120)	2	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028			27,300	(287)	(3,855)	(4,142)	73	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028			21,900	278	(2,582)	(2,304)	63	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029			1,400	(3)	(157)	(160)	4	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029			4,100	(9)	(436)	(445)	13	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029			900	(2)	(95)	(97)	3	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027		AUD	8,900	(26)	(375)	(401)	0	(1)
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	06/16/2031			13,400	161	(1,525)	(1,364)	11	0
Pay(6)	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	09/15/2032			2,300	(3)	6	3	3	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/15/2032			162,500	(1,487)	2,795	1,308	192	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2033			2,200	(18)	62	44	3	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	03/30/2024		EUR	6,846	(28)	(155)	(183)	0	(6)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024			800	(3)	(31)	(34)	0	(2)
Pay	6-Month EUR-EURIBOR	1.000	Annual	11/23/2024			101,800	(3,313)	(1,146)	(4,459)	0	(223)
Pay(6)	6-Month EUR-EURIBOR	3.500	Annual	09/20/2025			28,200	(204)	293	89	0	(71)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	03/19/2027			38,050	248	(123)	125	0	(26)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027			1,300	(6)	(125)	(131)	0	(4)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027			2,300	(13)	(226)	(239)	0	(7)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027			1,600	(12)	(157)	(169)	0	(5)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027			2,800	(10)	(234)	(244)	0	(9)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027			1,300	(5)	(108)	(113)	0	(4)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028			155,100	(1,475)	1,477	2	0	(314)
Pay(6)	6-Month EUR-EURIBOR	2.550	Annual	06/28/2032			54,500	(1,483)	822	(661)	139	0
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	03/15/2033			16,850	(169)	69	(100)	0	(43)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033			114,050	(462)	979	517	51	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035			100	(9)	39	30	0	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2037			7,000	333	(895)	(562)	8	0
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050			400	0	179	179	0	(1)
Receive	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052			300	0	164	164	0	0
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053			44,300	383	(605)	(222)	0	(43)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024		NOK	8,900	(5)	34	29	1	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025			13,300	0	46	46	1	0
Pay	6-Month PLN-WIBOR	2.585	Annual	10/14/2029		PLN	8,600	0	(350)	(350)	0	(6)
Receive(6)	CAONREPO Index	3.250	Semi-Annual	06/21/2053		CAD	9,100	(84)	(194)	(278)	18	0

								$(5,159)	$(4,909)	$(10,068)	$1,979	$(2,125)

Total Swap Agreements								$(3,388)	$(5,511)	$(8,899)	$2,029	$(2,389)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,818	$2,029	$3,847	$(64)	$(1,293)	$(2,389)	$(3,746)

(l)

Securities with an aggregate market value of $20,650 and cash of $22,820 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CAD	12,100		$9,033	$77	$0
	04/2023	CNH	2,908		431	7	0
	04/2023	DKK	72,682		10,364	0	(216)
	04/2023	EUR	1,291		1,365	0	(35)
	04/2023	HUF	166,939		469	0	(5)
	04/2023	ILS	480		142	9	0
	04/2023		$1,068	GBP	886	25	0
	04/2023		325	KRW	422,108	0	(2)
	04/2023		1,341	NOK	13,944	0	(9)
	05/2023	CNH	22,383		$3,460	192	0
	05/2023	JPY	979,300		7,524	98	0
	05/2023	PEN	17,400		4,537	0	(76)
	05/2023		$1,103	AUD	1,659	8	0
	05/2023		1,057	NOK	11,015	0	(4)
	06/2023	TWD	66,750		$2,185	0	(19)
	06/2023		$1,191	IDR	18,097,439	18	0
	07/2023		3,937	ILS	13,486	0	(172)

BPS	04/2023	DKK	55		$8	0	0
	04/2023	EUR	3,447		3,680	0	(59)
	04/2023	NOK	132,297		12,696	59	0
	04/2023		$9,841	DKK	67,745	21	0
	04/2023		543	EUR	500	0	(1)
	04/2023		10	ILS	35	0	0
	04/2023		1,820	KRW	2,366,960	0	(7)
	05/2023	DKK	67,620		$9,841	0	(21)
	05/2023		$1,041	AUD	1,564	6	0
	05/2023		12,696	NOK	132,130	0	(59)
	06/2023	KRW	10,385		$8	0	0
	06/2023	TWD	344,454		11,297	2	(76)
	06/2023		$422	CLP	347,871	12	0
	06/2023		447	IDR	6,705,415	1	0
	07/2023	ILS	2,932		$920	101	0
	01/2024	DKK	62,261		9,270	61	0
	04/2024		24,300		3,624	17	0

BRC	04/2023	CAD	13,640		10,190	95	0
	04/2023	HKD	3,581		460	3	0
	04/2023	PLN	377		86	0	(2)
	04/2023	THB	8,915		272	11	0
	04/2023		$973	GBP	794	7	0
	04/2023		3	KRW	4,036	0	0
	04/2023		399	THB	13,459	0	(5)
	05/2023	DKK	36,552		$5,346	15	0
	05/2023	JPY	2,590,000		19,665	136	(129)
	06/2023		3,340,000		24,788	0	(621)
	07/2023		4,860,000		37,768	680	0
	04/2024	DKK	31,390		4,689	30	0
	04/2024	JPY	870,022		7,116	218	0
	05/2024		390,000		3,154	52	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	123

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2023	BRL	10,705		$2,107	$0	$(5)
	04/2023	CLP	2,168,704		2,474	0	(247)
	04/2023	DKK	79,359		11,280	0	(273)
	04/2023	GBP	222		268	0	(6)
	04/2023	KRW	2,489,467		1,909	2	0
	04/2023		$2,064	BRL	10,705	48	0
	04/2023		6,856	DKK	47,040	0	(8)
	04/2023		881	EUR	828	17	0
	04/2023		469	HUF	176,986	34	0
	04/2023		1,310	PEN	5,069	35	0
	05/2023	CAD	5,973		$4,476	54	0
	05/2023	CNH	2,458		380	21	0
	05/2023	DKK	46,952		6,856	8	0
	05/2023	ILS	15,467		4,609	305	0
	05/2023	PEN	6,555		1,652	0	(85)
	05/2023		$1,282	CAD	1,745	10	0
	05/2023		8,744	CNH	61,668	261	0
	05/2023		3,565	JPY	469,900	0	(4)
	06/2023	TWD	85		$3	0	0
	06/2023		$231	IDR	3,468,276	0	0
	06/2023		79	MXN	1,469	2	0
	06/2023		2,521	PEN	9,811	73	0
	07/2023	ILS	10,561		$3,304	356	0
	07/2023	PEN	18,423		4,538	0	(329)
	08/2023		16,275		4,166	0	(125)
	10/2023	DKK	35,948		5,342	51	0

CLY	05/2023	CNH	35,599		5,504	306	0
	06/2023		$277	TWD	8,387	0	0

DUB	04/2023	BRL	33,799		$6,339	0	(330)
	04/2023		$6,653	BRL	33,799	16	0
	04/2023		59,866	EUR	55,318	127	0
	05/2023	EUR	55,318		$59,962	0	(125)
	05/2023		$422	CLP	351,630	17	0
	05/2023		1,003	NZD	1,620	10	0
	05/2023		80	ZAR	1,493	3	0
	06/2023		6,339	BRL	34,155	329	0
	06/2023		2,519	CLP	2,030,669	13	0
	07/2023	ILS	11,085		$3,166	68	0

GLM	04/2023	BRL	22,825		4,493	0	(11)
	04/2023	CAD	400		301	5	0
	04/2023	ILS	1,346		397	22	0
	04/2023		$4,208	BRL	22,825	295	0
	04/2023		11	THB	354	0	(1)
	05/2023	CAD	186		$135	0	(3)
	05/2023		$5,890	PEN	23,437	323	0
	06/2023	TWD	107,252		$3,518	0	(22)
	06/2023		$75	IDR	1,134,856	1	0

JPM	04/2023	KRW	1,899,698		$1,448	0	(7)
	04/2023		$1,167	KRW	1,517,909	0	(5)
	05/2023	CAD	398		$290	0	(5)
	05/2023		$4	CNH	26	0	0

MBC	04/2023	DKK	3,185		$460	0	(3)
	04/2023	EUR	1,463		1,553	0	(33)
	04/2023	ILS	1,309		382	18	0
	04/2023	JPY	4,689,524		36,752	1,367	0
	04/2023	PLN	561		128	0	(2)
	04/2023	SGD	455		344	2	0
	04/2023		$547	DKK	3,825	10	0
	04/2023		5,541	EUR	5,162	57	0
	04/2023		20	KRW	25,818	0	0
	05/2023	CNH	1,238		$185	4	0
	05/2023	JPY	152,000		1,142	0	(10)
	05/2023		$29	CAD	40	0	0
	05/2023		8,005	JPY	1,052,700	0	(29)
	06/2023	JPY	930,000		$7,068	0	(22)
	06/2023	TWD	309		10	0	0
	06/2023		$2,466	IDR	37,576,350	45	0
	06/2023		274	PEN	1,061	7	0

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2023	DKK	33,378		$4,933	$19	$0
	03/2024	JPY	780,019		6,379	218	0

MYI	04/2023		$12,588	NOK	130,348	0	(138)
	05/2023		1,126	AUD	1,630	0	(34)
	05/2023		4,585	ILS	15,600	0	(244)
	06/2023		2,189	IDR	33,251,139	33	0
	06/2023		280	MYR	1,226	0	0
	10/2024	JPY	330,000		$2,698	31	0

RBC	04/2023		$29,648	GBP	24,059	31	0
	05/2023	AUD	6,254		$4,296	115	(6)
	05/2023	CAD	1,979		1,479	14	0
	05/2023	GBP	24,059		29,665	0	(32)
	05/2023	MXN	959		51	0	(2)

RYL	05/2023	AUD	2,705		1,815	4	0

SCX	04/2023	MYR	17,807		3,987	0	(59)
	04/2023		$3,552	MYR	15,889	58	0
	04/2023		3,435	THB	112,376	0	(144)
	05/2023	AUD	4,704		$3,217	68	0
	05/2023	CLP	358,043		444	0	(4)
	05/2023	NZD	2,683		1,697	20	(1)
	05/2023		$1,223	AUD	1,827	0	0
	06/2023	TWD	116,361		$3,823	0	(18)
	06/2023		$224	IDR	3,400,028	3	0
	06/2023		333	PEN	1,258	0	0

SSB	06/2023	TWD	304		$10	0	0

TOR	04/2023	GBP	25,517		30,691	0	(787)
	05/2023	NZD	737		458	0	(3)
	06/2023	JPY	850,000		6,291	0	(183)

UAG	04/2023	EUR	55,107		58,509	0	(1,255)
	04/2023	HUF	2,993		8	0	0
	04/2023	JPY	9,470,476		74,352	2,848	0
	04/2023	SGD	332		250	1	0
	04/2023		$273	THB	9,187	0	(4)
	06/2023	TWD	8,541		$279	0	(3)
	06/2023		$344	IDR	5,299,560	10	0

Total Forward Foreign Currency Contracts						$9,756	$(6,125)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	3,300	$ 94	$262

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR	97.000	05/23/2025	1,400	$106	$584

Total Purchased Options						$200	$846

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	2,400	$(7)	$(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	2,400	(7)	(14)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310	01/11/2024	29,600	(95)	(422)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	1,200	(6)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	1,200	(6)	(3)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	400	(4)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	400	(4)	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	125

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550%	04/11/2023	3,600	$(4)	$0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	3,600	(11)	(54)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	2,400	(4)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	2,400	(4)	(32)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	1,400	(106)	(539)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	1,300	(8)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	1,300	(8)	(16)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	900	(7)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	900	(7)	(9)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	900	(6)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	900	(6)	(11)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	1,000	(6)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	1,000	(6)	(11)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	1,000	(7)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	1,000	(7)	(10)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	1,000	(7)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	1,000	(7)	(10)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	1,000	(7)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	1,000	(7)	(9)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	1,000	(7)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	1,000	(7)	(11)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	1,000	(7)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	1,000	(7)	(12)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	900	(7)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	900	(7)	(9)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	600	(4)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	600	(4)	(7)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	1,500	(5)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	1,500	(5)	(8)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	1,800	(6)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	1,800	(6)	(11)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	1,700	(5)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	1,700	(5)	(9)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	2,700	(21)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	2,700	(21)	(27)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	1,000	(8)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	1,000	(8)	(10)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	7,600	(15)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	7,600	(15)	(113)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	2,600	(3)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	2,600	(7)	(35)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	2,500	(4)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	2,500	(4)	(34)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	900	(2)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	900	(2)	(14)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	1,300	(7)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	1,300	(7)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	1,000	(5)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	1,000	(5)	(4)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	2,300	(27)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	2,300	(32)	(27)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	8,100	(57)	(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	800	(4)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	800	(4)	0

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	700	(5)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	700	(5)	(8)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	1,500	(10)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	1,500	(10)	(16)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	1,400	(9)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	1,400	(9)	(17)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	1,500	(12)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	1,500	(12)	(14)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	1,500	(11)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	1,500	(11)	(13)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	7,600	(15)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	7,600	(15)	(112)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	3,800	(7)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	3,800	(7)	(56)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	3,900	(5)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	3,900	(9)	(59)

Total Written Options							$(846)	$(1,866)

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.255%	$	2,700	$(67)	$62	$0	$(5)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.291		1,500	(29)	26	0	(3)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255		3,200	(80)	73	0	(7)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.291		2,700	(52)	47	0	(5)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255		1,500	(37)	34	0	(3)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255		2,000	(48)	44	0	(4)

								$(313)	$286	$0	$(27)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.537%	$	1,300	$(32)	$45	$13	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537		900	(22)	31	9	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.293		600	18	(3)	15	0

								$(36)	$73	$37	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 4,700	$ 3,541	$23	$(18)	$5	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	7,900	5,451	1	8	9	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	7,700	5,313	(28)	8	0	(20)

							$(4)	$(2)	$14	$(20)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	09/21/2027	MYR	23,500	$8	$26	$34	$0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	139,444	(16)	1	0	(15)

CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	13,300	15	73	88	0

GLM	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027		9,900	3	11	14	0
	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	09/21/2032		12,700	(11)	44	33	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	185,626	(10)	(11)	0	(21)

GST	Pay	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	03/15/2028		42,500	0	(10)	0	(10)
	Pay	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		152,530	36	(19)	17	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		214,000	(20)	(4)	0	(24)

JPM	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027	MYR	4,900	4	3	7	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	127

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
SCX	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	09/21/2027	MYR	8,400	$6	$6	$12	$0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2027	THB	9,322	0	2	2	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027		163,200	(30)	8	0	(22)
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		149,514	(14)	(3)	0	(17)

								$(29)	$127	$207	$(109)

Total Swap Agreements								$(382)	$484	$258	$(156)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$5	$5	$0	$0	$0	$0	$5	$0	$5
BOA	434	262	34	730	(538)	(450)	(15)	(1,003)	(273)	334	61
BPS	280	584	0	864	(223)	(625)	(5)	(853)	11	0	11
BRC	1,247	0	13	1,260	(757)	0	(10)	(767)	493	0	493
CBK	1,277	0	106	1,383	(1,082)	0	0	(1,082)	301	(224)	77
CLY	306	0	0	306	0	0	0	0	306	0	306
DUB	583	0	0	583	(455)	(18)	0	(473)	110	0	110
FAR	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
GLM	646	0	47	693	(37)	(434)	(41)	(512)	181	0	181
GST	0	0	32	32	0	0	(39)	(39)	(7)	0	(7)
HUS	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
IND	0	0	0	0	0	0	0	0	0	(300)	(300)
JPM	0	0	7	7	(17)	(14)	(4)	(35)	(28)	0	(28)
MBC	1,747	0	0	1,747	(99)	0	0	(99)	1,648	(1,460)	188
MYC	0	0	0	0	0	(9)	0	(9)	(9)	49	40
MYI	64	0	0	64	(416)	0	0	(416)	(352)	485	133
NGF	0	0	0	0	0	(304)	0	(304)	(304)	381	77
RBC	160	0	0	160	(40)	0	0	(40)	120	0	120
RYL	4	0	0	4	0	0	0	0	4	0	4
SCX	149	0	14	163	(226)	0	(39)	(265)	(102)	0	(102)
TOR	0	0	0	0	(973)	0	0	(973)	(973)	1,149	176
UAG	2,859	0	0	2,859	(1,262)	0	0	(1,262)	1,597	(1,103)	494

Total Over the Counter	$9,756	$846	$258	$10,860	$(6,125)	$(1,866)	$(156)	$(8,147)

(n)

Securities with an aggregate market value of $2,399 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,818	$1,818
Swap Agreements	0	50	0	0	1,979	2,029

	$0	$50	$0	$0	$3,797	$3,847

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,756	$0	$9,756
Purchased Options	0	0	0	0	846	846
Swap Agreements	0	37	0	14	207	258

	$0	$37	$0	$9,770	$1,053	$10,860

	$0	$87	$0	$9,770	$4,850	$14,707

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$64	$64
Futures	0	0	0	0	1,293	1,293
Swap Agreements	0	264	0	0	2,125	2,389

	$0	$264	$0	$0	$3,482	$3,746

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,125	$0	$6,125
Written Options	0	0	0	0	1,866	1,866
Swap Agreements	0	27	0	20	109	156

	$0	$27	$0	$6,145	$1,975	$8,147

	$0	$291	$0	$6,145	$5,457	$11,893

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$55	$55
Futures	0	0	0	0	35,487	35,487
Swap Agreements	0	(823)	0	0	(22,580)	(23,403)

	$0	$(823)	$0	$0	$12,962	$12,139

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,143	$0	$38,143
Purchased Options	0	0	0	(22)	0	(22)
Written Options	0	284	0	68	975	1,327
Swap Agreements	0	207	0	0	556	763

	$0	$491	$0	$38,189	$1,531	$40,211

	$0	$(332)	$0	$38,189	$14,493	$52,350

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$167	$167
Futures	0	0	0	0	(13,279)	(13,279)
Swap Agreements	0	(1,581)	0	0	4,648	3,067

	$0	$(1,581)	$0	$0	$(8,464)	$(10,045)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,832)	$0	$(5,832)
Purchased Options	0	0	0	(9)	398	389
Written Options	0	(131)	0	(12)	746	603
Swap Agreements	0	(209)	0	23	71	(115)

	$0	$(340)	$0	$(5,830)	$1,215	$(4,955)

	$0	$(1,921)	$0	$(5,830)	$(7,249)	$(15,000)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	129

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$76	$0	$76
Australia
Non-Agency Mortgage-Backed Securities	0	194	0	194
Sovereign Issues	0	13,236	0	13,236
Canada
Corporate Bonds & Notes	0	3,168	0	3,168
Sovereign Issues	0	402	0	402
Cayman Islands
Asset-Backed Securities	0	52,458	0	52,458
Corporate Bonds & Notes	0	5,282	0	5,282
Denmark
Corporate Bonds & Notes	0	48,472	0	48,472
France
Corporate Bonds & Notes	0	2,629	0	2,629
Sovereign Issues	0	15,163	0	15,163
Germany
Corporate Bonds & Notes	0	10,735	0	10,735
Hungary
Sovereign Issues	0	1,124	0	1,124
Ireland
Asset-Backed Securities	0	7,543	0	7,543
Corporate Bonds & Notes	0	1,383	0	1,383
Non-Agency Mortgage-Backed Securities	0	1,947	0	1,947
Israel
Sovereign Issues	0	4,401	0	4,401
Italy
Corporate Bonds & Notes	0	3,877	0	3,877
Sovereign Issues	0	763	0	763
Japan
Corporate Bonds & Notes	0	5,665	0	5,665
Sovereign Issues	0	42,227	0	42,227
Jersey, Channel Islands
Asset-Backed Securities	0	2,177	0	2,177
Malaysia
Corporate Bonds & Notes	0	565	0	565
Mexico
Sovereign Issues	0	430	0	430
Multinational
Corporate Bonds & Notes	0	611	0	611
Netherlands
Corporate Bonds & Notes	0	2,013	0	2,013
Norway
Sovereign Issues	0	1,368	0	1,368
Peru
Sovereign Issues	0	4,722	0	4,722
Poland
Sovereign Issues	0	2,309	0	2,309
Qatar
Corporate Bonds & Notes	0	255	0	255
Romania
Sovereign Issues	0	5,569	0	5,569
Saudi Arabia
Corporate Bonds & Notes	0	169	0	169
Sovereign Issues	0	5,346	0	5,346
Serbia
Sovereign Issues	0	982	0	982
Spain
Corporate Bonds & Notes	0	3,704	0	3,704
Sovereign Issues	0	3,918	0	3,918

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Supranational
Corporate Bonds & Notes	$0	$1,146	$0	$1,146
Switzerland
Corporate Bonds & Notes	0	10,035	0	10,035
United Kingdom
Corporate Bonds & Notes	0	21,016	0	21,016
Non-Agency Mortgage-Backed Securities	0	18,331	0	18,331
Sovereign Issues	0	2,265	0	2,265
United States
Asset-Backed Securities	0	55,668	0	55,668
Corporate Bonds & Notes	0	24,091	0	24,091
Loan Participations and Assignments	0	2,222	0	2,222
Municipal Bonds & Notes	0	2,139	0	2,139
Non-Agency Mortgage-Backed Securities	0	73,999	0	73,999
U.S. Government Agencies	0	234,780	0	234,780
U.S. Treasury Obligations	0	39,171	0	39,171
Short-Term Instruments
Commercial Paper	0	36,937	0	36,937
Repurchase Agreements	0	21,523	0	21,523
Hungary Treasury Bills	0	9,532	0	9,532
Japan Treasury Bills	0	207,466	0	207,466
U.S. Treasury Bills	0	4,675	0	4,675

	$0	$1,019,879	$0	$1,019,879

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$103,400	$0	$0	$103,400

Total Investments	$103,400	$1,019,879	$0	$1,123,279

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(99,536)	$0	$(99,536)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,750	2,097	0	3,847
Over the counter	0	10,860	0	10,860

	$1,750	$12,957	$0	$14,707

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,190)	(2,556)	0	(3,746)
Over the counter	0	(8,147)	0	(8,147)

	$(1,190)	$(10,703)	$0	$(11,893)

Total Financial Derivative Instruments	$560	$2,254	$0	$2,814

Totals	$103,960	$922,597	$0	$1,026,557

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.5%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$590	$171
1.000% due 07/09/2029		15	4
3.500% due 07/09/2041 þ		100	28

Total Argentina (Cost $413)			203

AUSTRALIA 1.8%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Pepper Residential Securities Trust
5.729% due 03/12/2061 •		$259	259

RESIMAC Bastille Trust
5.631% due 09/05/2057 ~		354	354

			613

SOVEREIGN ISSUES 1.7%

Australia Government International Bond
0.500% due 09/21/2026	AUD	16,900	10,392
1.000% due 11/21/2031		2,800	1,554
1.250% due 05/21/2032		800	450
1.750% due 06/21/2051		1,000	432
2.500% due 05/21/2030		1,100	704
4.500% due 04/21/2033		3,300	2,431

			15,963

Total Australia (Cost $19,082)			16,576

CANADA 0.4%

CORPORATE BONDS & NOTES 0.1%

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,352

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	946	650
2.867% due 02/12/2055 ~		2,400	1,574

			2,224

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)		1,465	1,104

Total Canada (Cost $5,543)			4,680

CAYMAN ISLANDS 8.1%

ASSET-BACKED SECURITIES 7.7%

American Money Management Corp. CLO Ltd.
5.772% due 04/14/2029 •		$595	595
5.809% due 11/10/2030 •		3,482	3,444

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		3,800	3,749

AREIT Trust
5.789% due 11/17/2038 •		2,639	2,552

Ares CLO Ltd.
5.842% due 01/15/2032 •		3,700	3,646

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		3,700	3,643

Crestline Denali CLO Ltd.
5.955% due 10/23/2031 •		3,894	3,825

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		2,300	2,277

KKR CLO Ltd.
5.742% due 07/15/2030 •		3,129	3,094

LoanCore Issuer Ltd.
6.108% due 01/17/2037 •		3,700	3,586

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MF1 Multifamily Housing Mortgage Loan Trust
5.624% due 07/15/2036 •		$847	$829

Mountain View CLO Ltd.
5.635% due 10/13/2027 •		595	596

Sound Point CLO Ltd.
5.715% due 01/23/2029 •		1,634	1,622
5.788% due 10/20/2030 •		3,700	3,646

Starwood Commercial Mortgage Trust
5.909% due 04/18/2038 •		3,700	3,579

Starwood Mortgage Trust
5.908% due 11/15/2038 •		3,600	3,530

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •		3,700	3,651

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •		4,000	3,920

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~		3,900	3,837

Venture CLO Ltd.
5.672% due 04/15/2027 •		404	403
5.828% due 04/20/2029 •		1,382	1,376
5.854% due 09/07/2030 •		3,865	3,803
5.908% due 01/20/2029 ~		3,021	2,995
5.938% due 04/20/2032 •		2,900	2,867
5.962% due 07/30/2032 •		3,700	3,626

Vibrant CLO Ltd.
5.913% due 06/20/2029 ~		1,178	1,166

Voya CLO Ltd.
5.742% due 04/17/2030 •		1,133	1,120

			72,977

CORPORATE BONDS & NOTES 0.4%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		1,144	969

KSA Sukuk Ltd.
5.268% due 10/25/2028		800	835

Sands China Ltd.
5.625% due 08/08/2025		600	585
5.900% due 08/08/2028		1,500	1,425

Tencent Holdings Ltd.
3.595% due 01/19/2028		300	284

			4,098

Total Cayman Islands (Cost $78,535)			77,075

CHINA 5.4%

SOVEREIGN ISSUES 5.4%

China Government International Bond
2.440% due 10/15/2027	CNY	245,280	35,379
2.680% due 05/21/2030		30,300	4,362
3.530% due 10/18/2051		51,800	7,923
3.720% due 04/12/2051		22,800	3,599

Total China (Cost $52,768)			51,263

DENMARK 2.7%

CORPORATE BONDS & NOTES 2.7%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	75,647	8,037
1.500% due 10/01/2053		1,688	180

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		51,280	5,356
1.500% due 10/01/2053		4,822	517

Nykredit Realkredit AS
1.000% due 10/01/2050		30,377	3,276
1.500% due 10/01/2053		56,474	6,263

Realkredit Danmark AS
1.000% due 10/01/2050		15,908	1,716
1.500% due 10/01/2053		5,946	660

Total Denmark (Cost $36,127)			26,005

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 3.3%

CORPORATE BONDS & NOTES 1.0%

BNP Paribas SA
1.323% due 01/13/2027 •		$3,400	$3,009
3.800% due 01/10/2024		500	491

Societe Generale SA
1.488% due 12/14/2026 •		4,000	3,492
2.226% due 01/21/2026 •		1,200	1,107
2.797% due 01/19/2028 •		900	795
3.337% due 01/21/2033 •		1,300	1,047

			9,941

SOVEREIGN ISSUES 2.3%

France Government International Bond
0.500% due 05/25/2072	EUR	2,200	945
0.750% due 05/25/2052		10,950	6,499
2.000% due 05/25/2048		10,900	9,407
3.250% due 05/25/2045		4,600	5,032

			21,883

Total France (Cost $45,249)			31,824

GERMANY 2.1%

CORPORATE BONDS & NOTES 2.1%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	3,100	2,903
1.750% due 11/19/2030 •		1,200	1,025
2.129% due 11/24/2026 •(i)		$1,900	1,639
2.222% due 09/18/2024 •		1,600	1,556
2.625% due 12/16/2024	GBP	1,100	1,254
2.625% due 02/12/2026	EUR	2,600	2,616
3.035% due 05/28/2032 •(i)		$2,000	1,543
3.547% due 09/18/2031 •		400	328
3.729% due 01/14/2032 •(i)		2,400	1,792
3.961% due 11/26/2025 •		3,500	3,314

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	300	287

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,800	1,651

Total Germany (Cost $23,688)			19,908

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

Hungary Government International Bond
6.250% due 09/22/2032		$1,400	1,431

Total Hungary (Cost $1,395)			1,431

IRELAND 2.0%

ASSET-BACKED SECURITIES 1.4%

Accunia European CLO DAC
3.238% due 07/15/2030 •	EUR	1,329	1,419

Black Diamond CLO DAC
3.702% due 10/03/2029 •		16	18

Cairn CLO DAC
3.068% due 04/30/2031 •		1,282	1,358
3.068% due 10/15/2031 •		1,500	1,592

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •		1,600	1,692

Dryden Euro CLO DAC
2.948% due 04/15/2033 •		1,700	1,793

Harvest CLO DAC
2.928% due 10/15/2031 •		1,300	1,366

Jubilee CLO DAC
2.898% due 04/15/2030 ~		1,900	2,013
2.938% due 04/15/2031 •		1,300	1,363

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •		1,100	1,170

			13,784

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	131

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.3%

AerCap Ireland Capital DAC
1.650% due 10/29/2024		$800	$749
1.750% due 10/29/2024		700	652
5.529% (SOFRRATE + 0.680%) due 09/29/2023 ~		1,000	991

			2,392

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Shamrock Residential DAC
3.752% due 01/24/2061 •	EUR	2,691	2,875

Total Ireland (Cost $21,078)			19,051

ISRAEL 1.5%

SOVEREIGN ISSUES 1.5%

Israel Government International Bond
0.150% due 07/31/2023	ILS	10,400	2,852
1.500% due 11/30/2023		31,500	8,599
2.000% due 03/31/2027		9,700	2,521
4.500% due 01/17/2033		$600	600

Total Israel (Cost $15,601)			14,572

ITALY 0.6%

CORPORATE BONDS & NOTES 0.6%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	1,800	1,750
2.625% due 04/28/2025		1,000	991

UniCredit SpA
7.830% due 12/04/2023		$2,900	2,927

Total Italy (Cost $6,236)			5,668

JAPAN 6.7%

CORPORATE BONDS & NOTES 0.3%

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		$1,300	1,289
6.154% (US0003M + 1.000%) due 09/11/2024 ~		800	798

Nomura Holdings, Inc.
2.329% due 01/22/2027		1,000	885

			2,972

SOVEREIGN ISSUES 6.4%

Japan Government International Bond
0.005% due 03/01/2024	JPY	840,000	6,334
0.005% due 04/01/2024		940,000	7,088
0.005% due 05/01/2024		420,000	3,167
0.100% due 03/10/2028 (g)		1,402,009	10,924
0.500% due 09/20/2046		74,000	484
0.500% due 03/20/2049		2,260,000	14,281
0.700% due 12/20/2048		1,450,000	9,676
0.700% due 06/20/2051		200,000	1,304
1.000% due 03/20/2052		440,000	3,098

Tokyo Metropolitan Government
0.750% due 07/16/2025		$4,500	4,123

			60,479

Total Japan (Cost $75,782)			63,451

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.404% due 04/28/2061		$800	582
4.550% due 04/21/2050		400	371
4.800% due 04/21/2060		400	382

			1,335

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.0%

Malaysia Government Investment Issue
3.151% due 05/15/2023	MYR	700	$159

Total Malaysia (Cost $1,748)			1,494

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$600	516

Total Mexico (Cost $557)			516

NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	1,700	866

Total New Zealand (Cost $1,188)			866

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	2,200	1,368

Total Norway (Cost $1,601)			1,368

PERU 0.5%

SOVEREIGN ISSUES 0.5%

Peru Government International Bond
2.780% due 12/01/2060		$1,000	598
6.350% due 08/12/2028	PEN	11,800	3,062
8.200% due 08/12/2026		5,600	1,559

Total Peru (Cost $6,642)			5,219

POLAND 0.4%

SOVEREIGN ISSUES 0.4%

Poland Government International Bond
3.875% due 02/14/2033	EUR	1,700	1,811
4.250% due 02/14/2043		500	527
4.875% due 10/04/2033 (b)		$600	598
5.500% due 04/04/2053 (b)		400	406

Total Poland (Cost $3,347)			3,342

QATAR 0.1%

CORPORATE BONDS & NOTES 0.1%

QatarEnergy Trading LLC
2.250% due 07/12/2031		$600	511

Total Qatar (Cost $595)			511

ROMANIA 0.9%

SOVEREIGN ISSUES 0.9%

Romania Government International Bond
1.375% due 12/02/2029	EUR	1,200	980
1.750% due 07/13/2030		1,400	1,119
2.000% due 01/28/2032		600	461
2.000% due 04/14/2033		100	74
2.124% due 07/16/2031		200	158
2.625% due 12/02/2040		800	504
2.750% due 04/14/2041		500	321
2.875% due 04/13/2042		1,800	1,150
3.750% due 02/07/2034		1,200	1,019
5.000% due 09/27/2026		2,300	2,494

Total Romania (Cost $11,519)			8,280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 0.7%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$800	$676

SOVEREIGN ISSUES 0.6%

Saudi Government International Bond
4.750% due 01/18/2028		2,700	2,735
4.875% due 07/18/2033		3,000	3,033

			5,768

Total Saudi Arabia (Cost $6,351)			6,444

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,100	923
2.050% due 09/23/2036		900	592

Total Serbia (Cost $2,304)			1,515

SOUTH KOREA 2.2%

SOVEREIGN ISSUES 2.2%

Korea Government International Bond
2.125% due 06/10/2027	KRW	3,015,000	2,206
2.375% due 12/10/2027		3,370,000	2,484
2.375% due 12/10/2028		12,640,000	9,207
2.625% due 06/10/2028		6,030,000	4,468
5.500% due 03/10/2028		3,370,000	2,838

Total South Korea (Cost $26,014)			21,203

SPAIN 1.3%

CORPORATE BONDS & NOTES 0.1%

Banco Santander SA
1.849% due 03/25/2026		$400	359
3.848% due 04/12/2023		600	600

			959

SOVEREIGN ISSUES 1.2%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	500	542

Spain Government International Bond
0.850% due 07/30/2037		600	454
1.450% due 10/31/2071		2,300	1,217
3.450% due 07/30/2066		6,200	6,188
3.900% due 07/30/2039		2,900	3,230

			11,631

Total Spain (Cost $18,803)			12,590

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Inter-American Development Bank
2.500% due 04/14/2027	AUD	1,800	1,145

Total Supranational (Cost $1,331)			1,145

SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$4,800	4,614

Credit Suisse AG AT1 Claim ^		700	40

Credit Suisse Group AG
2.193% due 06/05/2026 •		2,500	2,232
3.869% due 01/12/2029 •		400	357
6.442% due 08/11/2028 •		2,000	1,988
6.537% due 08/12/2033 •		2,400	2,472

Total Switzerland (Cost $11,927)			11,703

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%

MDGH GMTN RSC Ltd.
5.500% due 04/28/2033		$600	$639

Total United Arab Emirates (Cost $592)			639

UNITED KINGDOM 7.7%

CORPORATE BONDS & NOTES 2.5%

Barclays PLC
4.375% due 01/12/2026		$480	464

Haleon U.K. Capital PLC
3.125% due 03/24/2025		1,900	1,837

HSBC Holdings PLC
2.804% due 05/24/2032 •		2,200	1,798
4.041% due 03/13/2028 •		2,300	2,160
4.300% due 03/08/2026		1,340	1,297
5.915% (US0003M + 1.000%) due 05/18/2024 ~		900	893

Nationwide Building Society
2.972% due 02/16/2028 •		700	631

NatWest Group PLC
5.076% due 01/27/2030 •		1,600	1,557
6.016% due 03/02/2034 •		900	934

Rolls-Royce PLC
3.625% due 10/14/2025		1,200	1,143

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		6,000	5,918

Santander U.K. PLC
4.619% (SONIO/N + 0.550%) due 02/12/2027 ~	GBP	2,500	3,088

Standard Chartered PLC
0.991% due 01/12/2025 •		$2,300	2,213

			23,933

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Avon Finance PLC
5.071% due 09/20/2048 •	GBP	1,510	1,860

Business Mortgage Finance PLC
5.195% due 02/15/2041 ~		172	211

EuroMASTR PLC
4.445% due 06/15/2040 •		185	210

Eurosail PLC
5.221% due 06/13/2045 •		737	892

Precise Mortgage Funding PLC
4.950% due 03/12/2055 •		418	516
5.351% due 12/12/2055 •		2,756	3,400

Residential Mortgage Securities PLC
5.421% due 06/20/2070 ~		1,555	1,918

Ripon Mortgages PLC
4.815% due 08/28/2056 •		9,094	11,109

RMAC PLC
4.970% due 06/12/2046 •		2,347	2,892

RMAC Securities PLC
5.304% due 06/12/2044 •		$152	145

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •	GBP	3,314	4,078

Towd Point Mortgage Funding
5.037% due 10/20/2051 •		1,590	1,963
5.243% due 07/20/2045 ~		3,476	4,250

Trinity Square PLC
4.713% due 07/15/2059 •		1,817	2,233

			35,677

SOVEREIGN ISSUES 1.4%

United Kingdom Gilt
0.625% due 10/22/2050		3,500	1,979
1.125% due 01/31/2039		100	84
1.250% due 07/31/2051		5,700	3,912
1.500% due 07/31/2053		2,400	1,730
1.750% due 01/22/2049		1,900	1,540

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 12/07/2040	GBP	3,000	$3,897

			13,142

Total United Kingdom (Cost $85,395)			72,752

UNITED STATES 41.5%

ASSET-BACKED SECURITIES 2.2%

ACE Securities Corp. Home Equity Loan Trust
5.145% due 07/25/2036 •		$2,253	807

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.715% due 07/25/2034 •		172	170

Amortizing Residential Collateral Trust
5.545% due 10/25/2031 •		1	1

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.878% due 02/25/2034 •		147	139

Bear Stearns Asset-Backed Securities Trust
5.645% due 09/25/2046 •		382	355

Citigroup Mortgage Loan Trust
4.905% due 07/25/2045 •		592	414
4.915% due 05/25/2037 ~		69	45

Countrywide Asset-Backed Certificates
5.525% due 12/25/2036 ^•		40	30

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •		1	0
6.195% due 05/25/2044 •		434	427

Credit-Based Asset Servicing & Securitization LLC
4.737% due 07/25/2037 ~		107	71

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		3,700	3,564

GSAMP Trust
4.975% due 12/25/2046 •		1,091	604
5.325% due 09/25/2036 •		1,717	624

Home Equity Asset Trust
5.445% due 11/25/2032 •		1	1

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		373	345

Merrill Lynch Mortgage Investors Trust
5.005% due 09/25/2037 •		107	23
5.085% due 02/25/2037 •		36	11

Morgan Stanley ABS Capital, Inc. Trust
4.945% due 07/25/2036 •		50	20

Morgan Stanley Home Equity Loan Trust
5.195% due 04/25/2037 •		1,052	576

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •		329	95
6.419% due 09/25/2046 ^þ		1,358	329

Option One Mortgage Loan Trust
5.065% due 04/25/2037 •		1,185	844
5.715% due 05/25/2035 •		1,743	1,368

People’s Choice Home Loan Securities Trust
6.195% due 01/25/2035 •		519	492

Popular ABS Mortgage Pass-Through Trust
5.155% due 06/25/2047 ^•		1,626	1,493

Securitized Asset-Backed Receivables LLC Trust
4.945% due 12/25/2036 •		26	15
4.965% due 12/25/2036 ^•		27	6
4.975% due 05/25/2037 ^•		284	211

SMB Private Education Loan Trust
1.290% due 07/15/2053		1,195	1,072
5.784% due 07/15/2053 •		368	360
6.008% due 02/16/2055 •		2,483	2,446

Soundview Home Loan Trust
4.965% due 11/25/2036 •		27	8

Structured Asset Securities Corp. Mortgage Loan Trust
6.162% due 04/25/2035 •		56	54

Terwin Mortgage Trust
5.785% due 11/25/2033 •		44	38

Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/2035		500	514

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		3,500	3,399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Asset-Backed Certificates Trust
4.433% due 10/25/2036 •		$38	$15

			20,986

CORPORATE BONDS & NOTES 3.5%

7-Eleven, Inc.
0.800% due 02/10/2024		1,700	1,628

AbbVie, Inc.
1.500% due 11/15/2023	EUR	300	322

American Airlines Pass-Through Trust
3.600% due 04/15/2031		$681	592

Bayer U.S. Finance LLC
5.876% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,199

Boeing Co.
2.750% due 02/01/2026		1,600	1,519

Broadcom, Inc.
2.450% due 02/15/2031		700	573
2.600% due 02/15/2033		700	549
3.137% due 11/15/2035		504	388

Charter Communications Operating LLC
3.500% due 03/01/2042		2,000	1,353
3.700% due 04/01/2051		1,200	769
3.850% due 04/01/2061		400	250
3.950% due 06/30/2062		700	444
5.125% due 07/01/2049		800	634
6.464% (US0003M + 1.650%) due 02/01/2024 ~		800	803

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		400	338

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	800	940
2.900% due 02/16/2028		$300	258
3.370% due 11/17/2023		900	884
3.375% due 11/13/2025		400	375
3.384% due 11/15/2023 •	EUR	200	216
4.125% due 08/17/2027		$1,300	1,193
4.134% due 08/04/2025		200	191
4.542% due 08/01/2026		600	570
5.125% due 06/16/2025		800	784

GA Global Funding Trust
2.250% due 01/06/2027		900	786

Goldman Sachs Group, Inc.
3.615% due 03/15/2028 •		1,100	1,042

JPMorgan Chase & Co.
4.080% due 04/26/2026 •		2,000	1,965

Morgan Stanley
2.630% due 02/18/2026 •		2,200	2,090

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		4,500	3,898

Organon & Co.
2.875% due 04/30/2028	EUR	500	479

Pacific Gas & Electric Co.
2.100% due 08/01/2027		$100	87
3.150% due 01/01/2026		100	93
3.500% due 06/15/2025		400	382
4.000% due 12/01/2046		200	142
4.200% due 03/01/2029		1,200	1,099
4.250% due 03/15/2046		100	74
4.550% due 07/01/2030		400	375

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,600	3,498

Southern California Edison Co.
5.141% (SOFRRATE + 0.640%) due 04/03/2023 ~		100	100
5.679% (SOFRRATE + 0.830%) due 04/01/2024 ~		700	696

			33,578

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Avolon TLB Borrower 1 (U.S.) LLC
7.011% (LIBOR01M + 2.250%) due 12/01/2027 ~		1,568	1,572

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	133

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenturyLink, Inc.
7.172% (LIBOR03M + 2.250%) due 03/15/2027 ~	$1,119	$743

		2,315

MUNICIPAL BONDS & NOTES 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.158% due 06/01/2026	1,300	1,193

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.7%

Adjustable Rate Mortgage Trust
3.359% due 09/25/2035 ^~	36	30
4.909% due 07/25/2035 ~	16	14

American Home Mortgage Assets Trust
5.225% due 09/25/2046 ^•	515	422

Banc of America Funding Trust
3.928% due 10/20/2046 ^~	448	364
4.105% due 11/20/2034 ~	200	189
4.412% due 01/20/2047 ^~	55	49
5.500% due 09/25/2035	319	311
5.750% due 11/25/2035	174	166
6.000% due 08/25/2036 ^	60	54

Banc of America Mortgage Trust
3.988% due 07/25/2035 ~	44	36
4.013% due 09/25/2035 ^~	59	50

BCAP LLC Trust
3.532% due 01/26/2047 ~	176	164
5.250% due 02/26/2036 ~	514	232

Bear Stearns Adjustable Rate Mortgage Trust
3.573% due 11/25/2034 ~	407	362
4.083% due 05/25/2034 ~	77	70
4.099% due 05/25/2034 ~	36	30
4.135% due 10/25/2033 ~	21	19
4.238% due 02/25/2034 ~	4	4
4.284% due 05/25/2033 ~	24	22
4.340% due 02/25/2033 ~	1	1
4.594% due 02/25/2036 ^~	87	76

Bear Stearns ALT-A Trust
3.590% due 08/25/2036 ^~	41	27
3.687% due 11/25/2036 ^~	281	130
3.731% due 11/25/2036 ^~	935	490
3.841% due 08/25/2036 ^~	834	425
3.895% due 11/25/2035 ^~	28	22

Bear Stearns Structured Products, Inc. Trust
3.947% due 01/26/2036 ^~	52	41

BellaVista Mortgage Trust
5.261% due 05/20/2045 •	11	7

BIG Commercial Mortgage Trust
6.169% due 02/15/2039 ~	3,500	3,386

Chase Mortgage Finance Trust
3.774% due 07/25/2037 ~	61	46
3.949% due 02/25/2037 ~	90	85

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	36	30

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	7,956	6,476
3.000% due 11/27/2051 ~	4,145	3,520
3.906% due 08/25/2035 ~	43	41
6.080% due 09/25/2035 •	93	92

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.147% due 09/25/2035 ^~	481	406

Commercial Mortgage Trust
0.602% due 03/10/2046 ~(a)	10,097	0

Countrywide Alternative Loan Trust
4.538% due 08/25/2035 •	131	119
4.638% due 11/25/2035 •	226	189
5.041% due 09/20/2046 •	1,103	755
5.165% due 02/25/2047 •	186	158
5.178% due 11/25/2035 •	160	137
5.181% due 03/20/2046 •	31	24
5.185% due 05/25/2047 ~	174	145
5.195% due 05/25/2037 ^•	331	117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.245% due 06/25/2036 ^•	$200	$90
5.245% due 06/25/2037 •	524	451
5.250% due 06/25/2035 ^	85	67
5.265% due 05/25/2035 •	528	462
5.265% due 07/25/2046 ^•	27	23
5.265% due 07/25/2046 •	459	391
5.365% due 07/25/2046 ^•	736	459
5.405% due 12/25/2035 •	22	19
6.250% due 08/25/2037 ^	316	171
6.500% due 08/25/2032	10	10

Countrywide Home Loan Mortgage Pass-Through Trust
3.631% due 09/25/2047 ^~	231	196
3.737% due 04/20/2036 ^~	4	4
3.786% due 11/25/2034 ~	14	13
5.425% due 04/25/2035 ~	19	17
5.485% due 03/25/2035 •	459	367
5.505% due 02/25/2035 •	83	73
5.525% due 02/25/2035 •	33	27
5.525% due 03/25/2036 •	69	36
5.910% due 02/20/2036 ^•	96	79

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035	125	101

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~	4	3

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	671	546
6.500% due 07/26/2036 ^	584	151

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	230	200

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.945% due 10/25/2036 ^•	27	23
6.800% due 07/25/2036 ^þ	185	155

Extended Stay America Trust
5.765% due 07/15/2038 ~	3,612	3,506

First Horizon Alternative Mortgage Securities Trust
4.033% due 08/25/2035 ^~	235	199

GreenPoint Mortgage Funding Trust
5.205% due 01/25/2037 •	450	374
5.245% due 12/25/2046 ^•	591	526
5.265% due 04/25/2036 •	195	161
5.285% due 06/25/2045 •	108	98
5.385% due 11/25/2045 •	34	31

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.364% due 10/25/2033 ~	11	10

GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)	65,000	330

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	785	639
2.500% due 02/25/2052 ~	1,556	1,266
2.500% due 04/25/2052 ~	973	788
2.500% due 07/25/2052 ~	3,725	3,018
3.000% due 08/26/2052 ~	3,819	3,243

GSR Mortgage Loan Trust
3.591% due 05/25/2035 ~	71	58
4.052% due 09/25/2035 ~	44	40
5.365% due 08/25/2046 •	461	124
6.780% due 03/25/2033 •	14	13

HarborView Mortgage Loan Trust
3.305% due 07/19/2035 ^~	39	28
4.951% due 09/19/2037 •	421	358
5.241% due 03/19/2036 ^•	61	53
5.321% due 02/19/2036 •	223	115
5.381% due 11/19/2035 •	177	133
5.461% due 01/19/2035 •	16	14

HomeBanc Mortgage Trust
5.205% due 12/25/2036 •	2	2

Impac CMB Trust
5.505% due 03/25/2035 ~	11	10
5.625% due 10/25/2034 •	75	72

IndyMac INDA Mortgage Loan Trust
3.106% due 11/25/2035 ^~	164	119

IndyMac INDX Mortgage Loan Trust
3.465% due 08/25/2035 ~	114	89
3.834% due 12/25/2034 ~	41	38
5.265% due 05/25/2046 •	606	521

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.325% due 06/25/2037 •	$218	$187
5.345% due 02/25/2037 ~	726	452
5.425% due 11/25/2036 ^•	187	160

JP Morgan Alternative Loan Trust
4.709% due 12/25/2035 ^~	1,144	835
5.325% due 10/25/2036 ~	1,283	1,107
5.500% due 11/25/2036 ^~	8	3

JP Morgan Mortgage Trust
2.500% due 10/25/2051 ~	2,786	2,261
3.000% due 12/25/2051 ~	3,201	2,718
3.000% due 01/25/2052 ~	6,770	5,749
3.000% due 03/25/2052 ~	5,927	5,055
3.000% due 04/25/2052 ~	6,583	5,590
3.000% due 05/25/2052 ~	10,165	8,631
3.202% due 11/25/2033 ~	31	29
3.410% due 07/27/2037 ~	365	332
3.676% due 08/25/2035 ~	56	51
3.757% due 07/25/2035 ~	57	52
4.063% due 02/25/2036 ^~	216	166
4.097% due 10/25/2035 ~	53	49
5.145% due 10/25/2035 •	1,264	900

Lehman XS Trust
5.485% due 11/25/2046 ^~	765	553

MASTR Adjustable Rate Mortgages Trust
5.055% due 04/25/2046 •	100	85
5.525% due 05/25/2047 ^~	1,500	1,200

MASTR Alternative Loan Trust
5.245% due 03/25/2036 ^~	415	43

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.124% due 12/15/2030 •	1	1

Merrill Lynch Mortgage Investors Trust
3.471% due 06/25/2035 ~	79	73
3.684% due 06/25/2037 ~	76	68
3.955% due 02/25/2033 ~	27	25

Merrill Lynch Mortgage-Backed Securities Trust
3.675% due 04/25/2037 ^~	15	13

MF1 Ltd.
5.897% due 12/15/2034 •	3,100	2,934

MFA Trust
1.381% due 04/25/2065 ~	1,168	1,059
1.947% due 04/25/2065 ~	447	408

Morgan Stanley Bank of America Merrill Lynch Trust
0.892% due 05/15/2046 ~(a)	21,060	0

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,001	1,868
2.750% due 11/25/2059 ~	1,700	1,596

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.669% due 10/25/2035 ~	142	82
4.311% due 08/25/2035 ~	33	33
5.077% due 02/25/2036 ^~	59	50
5.820% due 03/25/2047 þ	210	201
6.138% due 03/25/2047 þ	180	172

OBX Trust
3.000% due 01/25/2052 ~	3,923	3,331

One New York Plaza Trust
5.634% due 01/15/2036 •	3,700	3,551

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~	391	333
3.926% due 08/25/2035 ^~	92	35
4.995% due 02/25/2047 •	782	289
5.265% due 04/25/2046 ~	58	17
6.000% due 06/25/2036	375	307
6.000% due 06/25/2037 ^	222	174

Residential Asset Securitization Trust
6.500% due 08/25/2036 ^	663	203

Residential Funding Mortgage Securities, Inc. Trust
4.148% due 09/25/2035 ^~	139	86

Sequoia Mortgage Trust
4.265% due 04/20/2035 ~	20	20
5.461% due 07/20/2033 ~	67	60

Structured Adjustable Rate Mortgage Loan Trust
4.283% due 04/25/2035 ~	437	397
4.538% due 01/25/2035 ^•	15	12
4.798% due 04/25/2034 ~	42	41
5.193% due 02/25/2034 ~	38	35

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.285% due 05/25/2037 •	$27	$23
6.771% due 10/25/2037 ^•	165	141

Structured Asset Mortgage Investments Trust
4.638% due 08/25/2047 ^•	783	676
5.065% due 09/25/2047 •	51	41
5.225% due 07/25/2046 ^•	444	300
5.261% due 07/19/2035 •	46	44
5.265% due 04/25/2036 •	86	73
5.305% due 05/25/2045 ~	132	116
5.341% due 07/19/2034 •	2	2
5.465% due 12/25/2035 ^•	10	8

Structured Asset Securities Corp. Mortgage Loan Trust
5.135% due 10/25/2036 •	874	753

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	189	6

Thornburg Mortgage Securities Trust
6.357% due 06/25/2047 ^•	703	597

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	1,734	1,527
2.710% due 01/25/2060 ~	1,454	1,358
2.900% due 10/25/2059 ~	6,060	5,671
5.845% due 05/25/2058 •	851	841

UWM Mortgage Trust
2.500% due 12/25/2051 ~	639	520
3.000% due 01/25/2052 ~	646	549

WaMu Mortgage Pass-Through Certificates Trust
2.869% due 04/25/2037 ^~	488	417
3.233% due 06/25/2033 ~	15	14
3.387% due 12/25/2046 ~	266	245
3.518% due 12/25/2036 ^~	17	14
3.603% due 12/25/2046 •	137	118
3.648% due 05/25/2046 •	402	342
3.651% due 03/25/2036 ^~	529	454
3.652% due 02/25/2037 ^~	202	170
3.713% due 02/25/2037 ^~	139	123
3.768% due 12/25/2035 ~	242	216
3.896% due 08/25/2034 ~	109	101
4.066% due 03/25/2035 ~	110	104
4.287% due 03/25/2034 ~	98	95
4.538% due 06/25/2042 •	15	14
4.538% due 08/25/2042 •	18	16
4.638% due 11/25/2046 ~	83	71
5.405% due 11/25/2045 •	124	108
5.425% due 07/25/2045 •	225	203
5.425% due 10/25/2045 •	39	36
5.465% due 01/25/2045 •	33	32
5.485% due 01/25/2045 •	32	29
5.585% due 11/25/2034 •	280	250
5.825% due 11/25/2034 •	189	171

Washington Mutual Mortgage Pass-Through Certificates Trust
4.078% due 07/25/2046 ^•	283	171
4.108% due 05/25/2046 ^•	775	605
6.000% due 10/25/2035 ^	290	218

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	54	45

		110,953

U.S. GOVERNMENT AGENCIES 18.1%

Fannie Mae
2.855% due 03/01/2033 •	17	16
3.000% due 03/01/2060	1,192	1,074
3.248% due 06/01/2035 •	2	2
3.500% due 01/01/2059	2,430	2,282
3.622% due 12/01/2034 •	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.956% due 09/01/2035 •	$9	$8
3.992% due 06/01/2043 •	22	21
3.993% due 10/01/2044 •	22	21
4.148% due 12/01/2036 •	5	5
4.395% due 11/01/2034 •	154	158
4.677% due 07/25/2037 •	97	95
4.965% due 03/25/2034 •	1	1
5.245% due 06/25/2029 - 06/25/2036 •	32	32
6.000% due 04/25/2043 - 07/25/2044	257	262
6.500% due 06/25/2044	4	4

Freddie Mac
0.000% due 01/15/2038 ~(a)	466	20
3.759% due 01/15/2038 •	466	457
4.021% due 09/01/2035 •	4	4
4.051% due 11/01/2035 •	26	25
4.284% due 08/01/2035 •	4	4
4.338% due 10/25/2044 •	209	196
5.105% due 08/25/2031 •	7	7
5.134% due 12/15/2031 •	8	8
5.284% due 12/15/2037 •	97	96

Ginnie Mae
2.750% due 10/20/2029 •	3	3
3.000% due 07/20/2046 - 05/20/2047	29	27
6.000% due 08/20/2034	1,289	1,326

Uniform Mortgage-Backed Security
2.500% due 02/01/2051 - 01/01/2052	4,956	4,282
3.000% due 10/01/2049 - 06/01/2051	2,495	2,262
3.500% due 10/01/2034 - 07/01/2050	2,029	1,923
4.000% due 01/01/2048 - 06/01/2050	986	952

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2053 - 05/01/2053	21,100	18,951
3.500% due 05/01/2053	14,500	13,483
4.000% due 04/01/2053	28,180	26,954
4.500% due 05/01/2053	59,000	57,826
5.000% due 05/01/2053	3,800	3,790
5.500% due 05/01/2053	21,100	21,308
6.000% due 05/01/2053	7,400	7,549
6.500% due 04/01/2053	6,600	6,806

		172,246

U.S. TREASURY OBLIGATIONS 5.7%

U.S. Treasury Bonds
1.625% due 11/15/2050	500	321
1.875% due 02/15/2041 (o)	100	75
4.000% due 11/15/2052	200	212

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2025	6,371	6,174
0.125% due 07/15/2031	3,014	2,778
0.125% due 01/15/2032	756	691
0.250% due 01/15/2025	6,317	6,165
0.500% due 01/15/2028 (m)(o)	13,344	12,883
0.625% due 07/15/2032	515	492
1.125% due 01/15/2033 (k)	2,712	2,708
2.500% due 01/15/2029 (m)	6,411	6,867
3.875% due 04/15/2029 (m)	2,184	2,518

U.S. Treasury Notes
0.125% due 12/15/2023 (m)(o)	7,100	6,878
2.875% due 04/30/2025 (m)(o)	3,100	3,028
3.500% due 02/15/2033	1,400	1,402
4.000% due 02/29/2028	900	916

		54,108

Total United States (Cost $417,788)		395,379

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 18.4%

COMMERCIAL PAPER 1.1%

BAT International Finance PLC
6.000% due 05/19/2023		$2,400	$2,383

Crown Castle, Inc.
5.740% due 04/11/2023		1,300	1,298

Global Payments, Inc.
5.900% due 04/28/2023		1,100	1,095
5.900% due 05/01/2023		1,000	995

Quanta Services, Inc.
5.850% due 04/06/2023		1,100	1,099

Southern California Edison Co.
5.500% due 04/26/2023		1,200	1,195

Tyson Foods, Inc.
5.500% due 04/12/2023		2,450	2,446

			10,511

REPURCHASE AGREEMENTS (j) 0.1%
			920

ARGENTINA TREASURY BILLS 0.0%
8.517% due 09/18/2023 (e)(f)	ARS	13,833	33

JAPAN TREASURY BILLS 17.2%
(0.150)% due 04/04/2023 - 06/26/2023 (d)(e)	JPY	21,770,000	163,982

Total Short-Term Instruments (Cost $176,525)			175,446

Total Investments in Securities (Cost $1,155,724)			1,052,119

		SHARES
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short Asset Portfolio		64,858	623

PIMCO Short-Term Floating NAV Portfolio III		3,532,536	34,343

Total Short-Term Instruments (Cost $34,978)			34,966

Total Investments in Affiliates (Cost $34,978)			34,966

Total Investments 114.2% (Cost $1,190,702)			$1,087,085

Financial Derivative Instruments (l)(n) 1.1% (Cost or Premiums, net $9,468)			10,846

Other Assets and Liabilities, net (15.3)%			(146,311)

Net Assets 100.0%			$951,620

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	135

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

(g)	Principal amount of security is adjusted for inflation.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$1,900	$1,639	0.17%
Deutsche Bank AG	3.035	05/28/2032	05/25/2021 - 05/27/2021	1,999	1,543	0.16
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	2,400	1,792	0.19

				$6,299	$4,974	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$920	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(938)	$920	$920

Total Repurchase Agreements						$(938)	$920	$920

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.930%	03/31/2023	04/03/2023	$(2,693)	$(2,694)

Total Reverse Repurchase Agreements					$(2,694)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (10.2)%
U.S. Government Agencies (10.2)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2038	$21,000	$(18,898)	$(18,949)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2053	22,420	(18,252)	(18,537)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2053	67,130	(55,403)	(55,556)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2053	5,000	(4,312)	(4,314)

Total Short Sales (10.2)%				$(96,865)	$(97,356)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(2,694)	$0	$(2,694)	$2,706	$12
FICC	920	0	0	920	(938)	(18)

Total Borrowings and Other Financing Transactions	$920	$(2,694)	$0

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(2,694)	$0	$0	$(2,694)

Total Borrowings	$0	$(2,694)	$0	$0	$(2,694)

Payable for reverse repurchase agreements					$(2,694)

(k)	Securities with an aggregate market value of $2,706 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(33,271) at a weighted average interest rate of 0.702%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	7	$7	$(2)	$(2)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	7	7	(3)	(2)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	5	5	(2)	0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	26	26	(14)	(3)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	12	12	(5)	(2)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	5	5	(3)	(2)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	12	12	(7)	(2)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	26	26	(24)	(4)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	22	55	(21)	(62)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	22	55	(18)	(7)

Total Written Options					$(99)	$(86)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	111	$26,397	$(3)	$0	$(6)
Australia Government 10-Year Bond June Futures	06/2023	192	15,772	509	74	(92)
Canada Government 10-Year Bond June Futures	06/2023	144	13,442	489	47	0
Euro-BTP June Futures	06/2023	157	19,640	721	134	(107)
Euro-Buxl 30-Year Bond June Futures	06/2023	17	2,597	163	20	(12)
Euro-Schatz June Futures	06/2023	1,222	140,073	1,390	60	(292)
Japan Government 10-Year Bond June Futures	06/2023	57	63,588	1,188	0	(215)
U.S. Treasury 5-Year Note June Futures	06/2023	97	10,622	54	22	0
U.S. Treasury 10-Year Note June Futures	06/2023	3	345	11	1	0
U.S. Treasury Long-Term Bond June Futures	06/2023	4	525	25	4	0

				$4,547	$362	$(724)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	137

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	464	$	(111,012)	$(102)	$0	$(23)
Australia Government 3-Year Bond June Futures	06/2023	74		(5,383)	(76)	12	(6)
Canada Government 5-Year Bond June Futures	06/2023	114		(9,613)	54	0	(15)
Euro-Bobl June Futures	06/2023	781		(99,844)	(1,164)	406	(254)
Euro-BTP Italy Government Bond June Futures	06/2023	263		(30,054)	(329)	83	(43)
Euro-Bund June Futures	06/2023	31		(4,567)	47	22	(21)
Euro-Oat June Futures	06/2023	265		(37,427)	(1,125)	175	(190)
U.S. Treasury 2-Year Note June Futures	06/2023	99		(20,439)	(66)	0	(14)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	54		(6,542)	(64)	0	(29)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	9		(1,270)	(40)	0	(12)
United Kingdom Long Gilt June Futures	06/2023	72		(9,179)	(246)	54	0

					$(3,111)	$752	$(607)

Total Futures Contracts					$1,436	$1,114	$(1,331)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	12/20/2024	1.359%	EUR	400	$(2)	$(1)	$(3)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-37 10-Year Index	(1.000)%	Quarterly	12/20/2031		$2,600	$18	$(17)	$1	$0	$(6)
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		2,800	32	(25)	7	0	(8)
CDX.IG-39 10-Year Index	(1.000)	Quarterly	12/20/2032		31,900	648	(424)	224	0	(78)
CDX.IG-40 10-Year Index	(1.000)	Quarterly	06/20/2033		91,000	1,407	(669)	738	0	(178)
CDX.IT-RAXX MAIN39	(1.000)	Quarterly	06/20/2033	EUR	25,900	611	(234)	377	0	(119)

						$2,716	$(1,369)	$1,347	$0	$(389)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-40 5-Year Index	1.000%	Quarterly	06/20/2028	$27,200	$149	$173	$322	$29	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/20/2025	GBP	3,100	$(26)	$17	$(9)	$0	$(6)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/20/2028		18,800	(87)	161	74	0	(61)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.500	Annual	09/20/2033		31,500	(261)	559	298	0	(132)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		4,200	(126)	166	40	0	(37)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/15/2028	INR	797,811	9	5	14	12	0
Pay	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	03/15/2028		1,095,388	4	117	121	0	(16)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		192,400	121	(98)	23	4	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	4,030,000	50	(53)	(3)	1	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	5.890	Semi-Annual	03/17/2031		1,260,000	(126)	(296)	(422)	0	(12)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		610,000	(203)	8	(195)	0	(5)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		1,050,000	19	606	625	0	(11)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		240,000	281	(18)	263	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		430,000	(39)	(130)	(169)	2	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	06/15/2027	SGD	7,000	(4)	(54)	(58)	0	(8)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	06/15/2027		1,700	(2)	1	(1)	0	(2)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.250	Semi-Annual	12/21/2027		458	4	0	4	0	(1)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		1,500	100	40	140	3	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		1,500	(41)	(99)	(140)	0	(3)

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	2.117%	Annual	03/31/2024		$8,885	$0	$405	$405	$92	$0
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		39,500	382	2,419	2,801	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		31,350	1,122	326	1,448	3	0
Pay	1-Day USD-SOFR Compounded-OIS	2.965	Annual	06/30/2024		20,700	0	(516)	(516)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		21,300	0	(529)	(529)	2	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.159	Annual	03/31/2025		53,300	(124)	(43)	(167)	0	(59)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		3,120	(6)	1	(5)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		40,500	2	1,004	1,006	0	(91)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.300	Annual	05/31/2027		800	2	3	5	0	(2)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.329	Annual	05/31/2027		32,400	0	(153)	(153)	87	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		17,100	653	1,300	1,953	0	(38)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		106,800	6,708	1,737	8,445	0	(249)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		1,400	(3)	29	26	4	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		5,970	(118)	114	(4)	18	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		10,000	35	(1,193)	(1,158)	29	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		8,700	(25)	(613)	(638)	27	0
Receive	1-Day USD-SOFR Compounded-OIS	2.819	Annual	04/30/2029		5,400	0	173	173	0	(18)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		33,400	(2,392)	(2,474)	(4,866)	102	0
Pay	1-Day USD-SOFR Compounded-OIS	3.454	Annual	06/30/2029		6,600	0	48	48	24	0
Pay	1-Day USD-SOFR Compounded-OIS	3.898	Annual	06/30/2029		7,300	0	243	243	27	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029		900	(6)	(10)	(16)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		3,300	(21)	(27)	(48)	12	0
Pay	1-Day USD-SOFR Compounded-OIS	3.163	Annual	09/30/2029		1,000	0	(6)	(6)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	09/30/2029		7,500	0	(13)	(13)	31	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		1,500	(5)	24	19	6	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		900	(2)	17	15	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.335	Annual	05/15/2032		4,900	0	(39)	(39)	0	(25)
Receive	1-Day USD-SOFR Compounded-OIS	3.828	Annual	05/15/2032		5,300	0	(254)	(254)	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		14,310	2,353	(533)	1,820	0	(64)
Receive	1-Day USD-SOFR Compounded-OIS	3.048	Annual	11/15/2032		19,300	(11)	229	218	0	(105)
Receive	1-Day USD-SOFR Compounded-OIS	3.070	Annual	11/15/2032		5,200	0	50	50	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	3.083	Annual	11/15/2032		9,000	0	76	76	0	(49)
Receive	1-Day USD-SOFR Compounded-OIS	3.086	Annual	11/15/2032		6,600	66	(12)	54	0	(36)
Receive	1-Day USD-SOFR Compounded-OIS	3.089	Annual	11/15/2032		9,200	0	73	73	0	(50)
Receive	1-Day USD-SOFR Compounded-OIS	3.106	Annual	11/15/2032		4,400	0	30	30	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	3.139	Annual	11/15/2032		6,000	0	23	23	0	(33)
Receive	1-Day USD-SOFR Compounded-OIS	3.173	Annual	11/15/2032		6,900	(2)	9	7	0	(38)
Receive	1-Day USD-SOFR Compounded-OIS	3.174	Annual	11/15/2032		4,500	0	6	6	0	(23)
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		1,600	(6)	36	30	8	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		1,500	(7)	28	21	8	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		200	(1)	5	4	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		600	(2)	7	5	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		2,000	(7)	49	42	11	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		12,100	505	(361)	144	0	(65)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		12,100	3,056	(101)	2,955	0	(121)
Pay	1-Day USD-SOFR Compounded-OIS	2.906	Annual	09/16/2052		3,700	0	(55)	(55)	45	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		700	(48)	26	(22)	9	0
Pay	1-Month USD-LIBOR	4.815	Quarterly	04/27/2023		35,300	0	0	0	0	(15)
Pay	1-Month USD-LIBOR	4.789	Quarterly	03/07/2024		10,400	0	(17)	(17)	0	(4)
Pay	1-Month USD-LIBOR	4.433	Quarterly	09/06/2024		28,300	3	(100)	(97)	1	0
Pay	1-Month USD-LIBOR	4.427	Quarterly	09/27/2024		32,600	5	(106)	(101)	1	0
Pay	1-Month USD-LIBOR	4.409	Quarterly	10/04/2024		21,900	0	(78)	(78)	3	0
Receive	3-Month AUD-BBR-BBSW	3.750	Quarterly	03/15/2024	AUD	112,700	129	(244)	(115)	34	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025	CAD	18,400	0	(785)	(785)	0	(2)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		7,700	(62)	(305)	(367)	1	0
Receive	3-Month CAD-Bank Bill	3.250	Semi-Annual	03/15/2028		8,350	(26)	69	43	0	(9)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		19,300	181	(1,498)	(1,317)	22	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		19,300	(366)	(1,412)	(1,778)	22	0
Receive	3-Month CAD-Bank Bill	3.250	Semi-Annual	03/15/2033		4,400	2	19	21	0	(9)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		2,400	79	(310)	(231)	0	(2)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		2,600	0	(305)	(305)	0	(3)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027	CHF	3,800	(8)	(245)	(253)	0	(9)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		5,100	0	(343)	(343)	0	(12)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		3,400	0	(229)	(229)	0	(7)
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027	CNY	91,900	36	(146)	(110)	0	(2)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	09/21/2027	KRW	16,454,000	(43)	(51)	(94)	0	(31)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	03/15/2028		12,911,450	(36)	(37)	(73)	0	(27)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	03/15/2028		26,387,294	(12)	99	87	0	(55)
Pay	3-Month KRW-KORIBOR	3.500	Quarterly	03/15/2028		11,533,019	9	132	141	0	(24)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	06/15/2032		8,794,100	32	(93)	(61)	0	(27)
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	950	0	(28)	(28)	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	139

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	3-Month NZD-BBR	4.000%	Semi-Annual	06/14/2024	NZD	73,000	$(186)	$(392)	$(578)	$0	$(24)
Pay(6)	3-Month NZD-BBR	4.750	Semi-Annual	03/20/2025		34,500	(8)	11	3	0	(22)
Pay(6)	3-Month NZD-BBR	5.000	Semi-Annual	03/20/2025		31,700	(36)	84	48	0	(20)
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		13,400	(60)	(108)	(168)	0	(31)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	22,300	52	(128)	(76)	0	(3)
Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	91,530	(14)	4	(10)	2	0
Receive	3-Month USD-LIBOR	4.815	Quarterly	04/27/2023		$35,300	0	5	5	14	0
Receive	3-Month USD-LIBOR	4.789	Quarterly	03/07/2024		10,400	0	24	24	3	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		15,500	0	771	771	0	(3)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		17,950	0	906	906	0	(3)
Receive	3-Month USD-LIBOR	4.433	Quarterly	09/06/2024		28,300	0	119	119	0	(3)
Receive	3-Month USD-LIBOR	4.427	Quarterly	09/27/2024		32,600	(4)	128	124	0	(3)
Receive	3-Month USD-LIBOR	4.409	Quarterly	10/04/2024		21,900	0	100	100	0	(4)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		83,900	(955)	8,216	7,261	0	(194)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		6,000	127	584	711	0	(20)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	21,800	8	(9)	(1)	0	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		17,900	(11)	32	21	0	(5)
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	8,900	(26)	(375)	(401)	0	(1)
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		5,900	(129)	783	654	0	(5)
Pay(6)	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	09/15/2032		2,500	(3)	7	4	3	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/15/2032		75,100	27	578	605	89	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2033		3,700	(8)	82	74	5	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	33,000	0	(231)	(231)	0	(3)
Pay	6-Month EUR-EURIBOR	1.000	Annual	03/30/2024	EUR	67,947	(251)	(1,569)	(1,820)	0	(55)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		1,400	(5)	(55)	(60)	0	(3)
Pay	6-Month EUR-EURIBOR	1.000	Annual	11/23/2024		22,400	(729)	(252)	(981)	0	(49)
Receive(6)	6-Month EUR-EURIBOR	3.500	Annual	09/20/2025		30,300	219	(314)	(95)	76	0
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	03/19/2027		41,230	277	(142)	135	0	(28)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		2,100	(10)	(202)	(212)	0	(6)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		2,100	(8)	(175)	(183)	0	(7)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028		215,200	(1,944)	1,947	3	0	(436)
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	03/15/2033		18,240	(190)	81	(109)	0	(47)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		120,200	(443)	988	545	54	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2037		9,740	261	(1,044)	(783)	12	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2042		980	76	(158)	(82)	1	0
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		650	0	291	291	0	(2)
Receive	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		900	0	492	492	0	(1)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		28,200	218	(359)	(141)	0	(27)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	464,500	(18)	(144)	(162)	0	(4)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	81,600	3	(464)	(461)	10	0

							$7,924	$6,589	$14,513	$943	$(2,686)

Total Swap Agreements							$10,787	$5,392	$16,179	$972	$(3,075)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,114	$972	$2,086		$(86)	$(1,331)	$(3,096)	$(4,513)

(m)

Securities with an aggregate market value of $12,867 and cash of $18,995 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(21) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	5,089		$3,382	$0	$(20)
	05/2023		$3,385	AUD	5,089	20	0

BOA	04/2023	CAD	823		$602	0	(7)
	04/2023	DKK	74,330		10,599	0	(221)
	04/2023	ILS	1,346		398	24	0
	04/2023	NZD	819		509	0	(3)
	04/2023	PEN	4,463		1,184	0	(2)
	04/2023	SEK	56,956		5,480	0	(8)
	04/2023		$1,335	CAD	1,836	23	0
	04/2023		8,154	CNH	54,839	0	(169)
	04/2023		1,361	JPY	185,800	38	0
	04/2023		251	KRW	325,899	0	(2)
	04/2023		598	NOK	6,192	0	(7)
	04/2023		1,684	NZD	2,711	11	0
	04/2023		318	SEK	3,330	3	0
	05/2023	CNH	23,165		$3,581	198	0
	05/2023	PEN	13,463		3,490	0	(80)
	05/2023		$826	NOK	8,608	0	(3)
	05/2023		509	NZD	819	3	0
	05/2023		1,182	PEN	4,463	2	0
	05/2023		5,479	SEK	56,863	8	0
	06/2023	JPY	5,790,000		$43,569	0	(432)
	06/2023	TWD	49,078		1,606	0	(14)
	06/2023		$839	IDR	12,756,934	13	0

BPS	04/2023	CAD	862		$634	0	(4)
	04/2023	CNH	191,231		28,388	542	0
	04/2023	EUR	5,015		5,343	5	(101)
	04/2023	JPY	2,240,000		17,183	313	0
	04/2023	MXN	142,534		7,835	0	(50)
	04/2023	NOK	103,388		9,921	46	0
	04/2023	NZD	499		306	0	(6)
	04/2023		$1,080	CNH	7,262	0	(22)
	04/2023		525	CZK	11,678	14	0
	04/2023		10,124	DKK	69,695	22	0
	04/2023		523	EUR	490	8	0
	04/2023		1,037	GBP	853	15	0
	04/2023		789	HUF	292,588	42	0
	04/2023		4,617	JPY	611,400	0	(12)
	04/2023		1,775	KRW	2,310,558	0	(6)
	04/2023		730	THB	25,101	6	0
	05/2023	DKK	69,566		$10,124	0	(21)
	05/2023	EUR	3,407		3,710	9	0
	05/2023	MYR	711		153	0	(9)
	05/2023		$3,327	AUD	4,977	3	0
	05/2023		9,921	NOK	103,257	0	(46)
	06/2023	CLP	321,322		$390	0	(11)
	06/2023	IDR	997,847		65	0	(1)
	06/2023	KRW	489,001		377	0	0
	06/2023	TWD	233,650		7,663	1	(52)
	06/2023		$242	CLP	200,142	8	0
	06/2023		649	IDR	9,723,872	1	0
	06/2023		7,834	MXN	144,531	52	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	141

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2023	CNH	1,973		$287	$0	$0
	04/2023	GBP	659		807	0	(6)
	04/2023		$1,960	CZK	44,194	81	0
	04/2023		2	KRW	3,117	0	0
	04/2023		1,207	PLN	5,321	25	0
	04/2023		469	THB	15,870	0	(4)
	05/2023	DKK	37,604		$5,500	16	0
	05/2023	JPY	3,640,000		28,443	894	0
	06/2023	TWD	14,184		470	2	0
	06/2023		$367	TWD	11,174	2	0
	04/2024	JPY	940,023		$7,689	235	0
	05/2024		420,000		3,397	56	0

CBK	04/2023	BRL	7,313		1,439	0	(3)
	04/2023	CLP	688,123		788	0	(75)
	04/2023	CNH	1,959		286	0	0
	04/2023	DKK	84,040		11,945	0	(289)
	04/2023	EUR	2,086		2,221	0	(42)
	04/2023	ILS	6,054		1,855	171	0
	04/2023	KRW	1,805,305		1,384	2	0
	04/2023		$1,401	BRL	7,313	42	0
	04/2023		8,081	DKK	55,584	18	(8)
	04/2023		2,379	GBP	1,962	41	0
	04/2023		1,175	PEN	4,560	35	0
	04/2023		5,903	SEK	61,782	50	0
	05/2023	CNH	2,542		$393	22	0
	05/2023	DKK	48,304		7,053	8	0
	05/2023	PEN	15,679		3,919	0	(238)
	05/2023		$845	CLP	681,481	7	0
	06/2023	MXN	625		$33	0	(1)
	06/2023	TWD	51		2	0	0
	06/2023		$1,381	COP	6,739,328	43	0
	06/2023		335	IDR	5,029,520	1	0
	07/2023	ILS	10,200		$2,975	124	0
	07/2023	PEN	8,701		2,240	0	(60)
	08/2023		$2,240	PEN	8,752	67	0
	11/2023	ILS	31,012		$9,267	547	0

CLY	05/2023	CNH	36,841		5,696	317	0

DUB	04/2023	AUD	3,449		2,294	0	(12)
	04/2023	BRL	20,127		3,775	0	(196)
	04/2023	EUR	270,981		293,255	0	(623)
	04/2023		$5,734	AUD	8,510	0	(46)
	04/2023		3,962	BRL	20,127	9	0
	04/2023		266	PEN	1,012	3	0
	05/2023		2,296	AUD	3,449	12	0
	05/2023		293,726	EUR	270,981	614	0
	06/2023		3,775	BRL	20,339	196	0
	06/2023		1,431	CLP	1,153,191	7	0

GLM	04/2023	BRL	15,598		$3,066	0	(12)
	04/2023	CNH	8,562		1,252	5	0
	04/2023	MXN	154,767		7,693	0	(868)
	04/2023		$2,876	BRL	15,599	202	0
	04/2023		412	RON	1,903	4	0
	04/2023		121	SEK	1,270	1	0
	04/2023		8	THB	252	0	0
	06/2023	TWD	64,667		$2,121	0	(13)
	06/2023		$53	IDR	799,981	1	0
	06/2023		388	PEN	1,507	11	0

JPM	04/2023	ILS	1,786		$547	50	0
	04/2023	JPY	2,330,000		17,871	323	0
	04/2023	KRW	1,874,323		1,431	1	(5)
	04/2023		$902	KRW	1,172,644	0	(4)
	04/2023		1,178	PEN	4,463	7	0
	06/2023	IDR	4,282,827		$277	0	(9)

MBC	04/2023	CNH	40,754		5,952	37	(18)
	04/2023	DKK	4,635		670	0	(5)
	04/2023	EUR	7,377		7,876	0	(124)
	04/2023	ILS	964		282	14	0
	04/2023	JPY	3,427,188		26,692	908	(72)
	04/2023	KRW	369,941		286	3	0

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023	SEK	8,530		$822	$0	$0
	04/2023		$2,185	CAD	2,977	18	0
	04/2023		1,871	CNH	12,807	3	(10)
	04/2023		11,229	EUR	10,518	178	0
	04/2023		981	JPY	130,900	4	0
	04/2023		313	KRW	385,869	0	(18)
	04/2023		1,802	PLN	7,912	30	0
	04/2023		183	RON	842	1	0
	04/2023		1,442	SGD	1,904	0	(10)
	05/2023	CNH	175		$25	0	0
	05/2023		$11,307	CNH	75,878	0	(235)
	05/2023		861	CNY	5,966	10	0
	05/2023		822	SEK	8,516	0	0
	06/2023	JPY	760,000		$5,776	0	(18)
	06/2023	TWD	227		8	0	0
	06/2023		$5,029	IDR	76,612,106	90	0
	03/2024	JPY	840,021		$6,869	235	0

MYI	04/2023	AUD	3,445		2,300	0	(4)
	04/2023	JPY	600,000		4,586	68	0
	04/2023	KRW	1,094,499		880	42	0
	04/2023		$3,504	AUD	5,212	0	(20)
	04/2023		8,420	CHF	7,905	219	0
	04/2023		2,294	ILS	7,900	0	(97)
	04/2023		10,292	NOK	106,569	0	(113)
	05/2023		2,302	AUD	3,446	3	0
	06/2023	IDR	4,278,560		$286	0	0
	06/2023		$2,820	IDR	42,834,551	41	0

NGF	04/2023		159,883	JPY	21,508,168	2,107	0

RBC	04/2023	GBP	8,936		$11,012	0	(12)
	04/2023	JPY	172,200		1,296	0	(1)
	04/2023		$1,019	CAD	1,405	21	0
	04/2023		22,303	JPY	3,024,011	472	0
	04/2023		14,316	MXN	296,746	2,100	0
	05/2023	MXN	46,296		$2,446	0	(103)
	05/2023		$11,018	GBP	8,936	12	0
	05/2023		148,954	JPY	19,744,354	353	0
	06/2023		14	MXN	267	0	0
	07/2023	MXN	2,060		$107	0	(5)

RYL	04/2023		$578	CNH	3,937	0	(4)

SCX	04/2023	CAD	58,137		$42,958	0	(59)
	04/2023	CNH	2,692		400	8	0
	04/2023	KRW	2,015,218		1,633	90	0
	04/2023		$39,452	CAD	53,696	279	0
	04/2023		6,082	MYR	27,206	99	0
	04/2023		7,041	THB	233,096	12	(227)
	05/2023	CLP	203,328		$252	0	(2)
	05/2023	CNH	57,490		8,317	0	(72)
	05/2023		$42,958	CAD	58,113	59	0
	05/2023		9,050	CNH	62,548	83	0
	06/2023	TWD	83,238		$2,735	0	(13)
	06/2023		$14	CNY	94	0	0
	06/2023		3,463	IDR	52,838,476	67	0
	06/2023		687	PEN	2,595	0	(1)

SOG	04/2023		461	RON	2,150	10	0

SSB	06/2023	TWD	223		$7	0	0

TOR	04/2023	AUD	3,729		2,476	0	(16)
	04/2023	NZD	1,173		726	0	(8)
	04/2023		$8,155	GBP	6,780	209	0
	05/2023		2,479	AUD	3,729	16	0
	05/2023		726	NZD	1,173	8	0

UAG	04/2023	AUD	2,369		$1,576	0	(8)
	04/2023	CHF	7,981		8,716	0	(7)
	04/2023	JPY	3,293,012		25,825	970	0
	04/2023		$6,342	AUD	9,338	0	(100)
	04/2023		85	CHF	80	2	0
	04/2023		48,505	CNH	324,929	0	(1,191)
	04/2023		291,390	EUR	274,451	6,252	0
	04/2023		394	HUF	148,968	29	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	143

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received		Unrealized Appreciation/ (Depreciation)
					Asset	Liability
	04/2023	$1,385	SGD	1,838	$0	$(3)
	05/2023	1,577	AUD	2,369	8	0
	05/2023	8,715	CHF	7,957	7	0
	05/2023	71,795	CNY	497,847	897	0
	06/2023	282	PEN	1,084	5	0

Total Forward Foreign Currency Contracts					$21,761	$(6,399)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	5,500	$ 157	$436

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR	97.000	05/23/2025	2,400	$182	$1,001

Total Purchased Options						$339	$1,437

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	3,100	$(10)	$(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	3,100	(10)	(18)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310	01/11/2024	49,000	(158)	(698)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	1,200	(6)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	1,200	(6)	(3)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	400	(4)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	400	(4)	0

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	5,500	(6)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	5,500	(17)	(82)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	3,100	(5)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	3,100	(5)	(42)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	2,400	(182)	(923)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	1,900	(11)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	1,900	(11)	(23)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	1,400	(11)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	1,400	(11)	(14)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	1,400	(9)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	1,400	(9)	(17)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	1,200	(8)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	1,200	(8)	(13)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	1,500	(11)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	1,500	(11)	(15)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	1,400	(10)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	1,400	(10)	(14)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	1,500	(10)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	1,500	(10)	(14)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	1,800	(12)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	1,800	(12)	(20)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	1,300	(9)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	1,300	(9)	(16)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	2,400	(9)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	2,400	(9)	(13)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	3,700	(13)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	3,700	(13)	(23)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	2,000	(6)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	2,000	(6)	(11)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	4,200	(33)	(15)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	4,200	(33)	(42)

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721%	04/08/2024	1,500	$(11)	$(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	1,500	(11)	(14)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	11,500	(23)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	11,500	(23)	(172)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	2,900	(3)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	2,900	(8)	(39)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	3,300	(6)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	3,300	(6)	(44)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	1,400	(2)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	1,400	(2)	(21)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	1,400	(8)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	1,400	(8)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	1,400	(7)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	1,400	(7)	(6)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	2,500	(29)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	2,500	(34)	(30)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	12,500	(88)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	800	(4)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	800	(4)	0

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	1,100	(7)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	1,100	(7)	(13)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	3,000	(20)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	3,000	(20)	(32)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	2,200	(14)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	2,200	(14)	(26)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	2,300	(18)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	2,300	(18)	(21)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	2,200	(17)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	2,200	(17)	(20)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	11,800	(23)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	11,800	(23)	(174)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	5,900	(11)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	5,900	(11)	(88)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	4,500	(6)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	4,500	(10)	(69)

Total Written Options							$(1,237)	$(2,904)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.255%	$3,900	$(96)	$88	$0	$(8)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.291	2,200	(42)	38	0	(4)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255	5,800	(146)	134	0	(12)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.291	3,700	(72)	65	0	(7)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255	2,200	(55)	51	0	(4)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255	2,700	(65)	59	0	(6)

							$(476)	$435	$0	$(41)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.537%	$1,900	$(46)	$65	$19	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537	1,300	(32)	45	13	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.293	900	27	(4)	23	0

							$(51)	$106	$55	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	145

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 14,200	$ 10,698	$68	$(51)	$17	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	10,400	7,176	2	10	12	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	10,600	7,314	(40)	12	0	(28)

							$30	$(29)	$29	$(28)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	09/21/2027	MYR	3,200	$1	$4	$5	$0
	Receive	3-Month MYR-KLIBOR	4.000	Quarterly	09/21/2027		22,155	26	(103)	0	(77)
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	03/16/2032		1,554	3	15	18	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		500	0	3	3	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	12/21/2027	THB	265,225	(38)	6	0	(32)
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		78,329	(9)	0	0	(9)

CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	7,700	8	43	51	0

GST	Pay	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	03/15/2028	THB	120,400	0	(29)	0	(29)
	Pay	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		290,310	74	(42)	32	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		86,350	(8)	(2)	0	(10)

NGF	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	5,100	(9)	43	34	0

SCX	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		3,200	(10)	31	21	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2027	THB	4,463	0	1	1	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027		259,800	(48)	13	0	(35)
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		106,358	(10)	(2)	0	(12)

								$(20)	$(19)	$165	$(204)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.071%	Maturity	09/20/2023	$8,500	$67	$(122)	$0	$(55)

BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.071	Maturity	06/20/2023	14,400	61	(445)	0	(384)
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.071	Maturity	09/20/2023	7,270	56	(136)	0	(80)

MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.071	Maturity	06/20/2023	2,700	11	(90)	0	(79)

								$195	$(793)	$0	$(598)

Total Swap Agreements								$(322)	$(300)	$249	$(871)

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$20	$0	$17	$37	$(20)	$0	$0	$(20)	$17	$327	$344
BOA	323	436	26	785	(948)	(731)	(173)	(1,852)	(1,067)	1,159	92
BPS	1,087	1,001	0	2,088	(341)	(1,047)	(472)	(1,860)	228	(260)	(32)
BRC	1,311	0	19	1,330	(10)	0	(16)	(26)	1,304	(1,040)	264
CBK	1,178	0	76	1,254	(716)	0	0	(716)	538	(500)	38
CLY	317	0	0	317	0	0	0	0	317	0	317
DUB	841	0	0	841	(877)	(26)	0	(903)	(62)	0	(62)
FAR	0	0	0	0	0	(19)	0	(19)	(19)	0	(19)
GLM	224	0	0	224	(893)	(589)	(28)	(1,510)	(1,286)	1,152	(134)
GST	0	0	55	55	0	0	(46)	(46)	9	0	9
HUS	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
IND	0	0	0	0	0	0	0	0	0	(260)	(260)
JPM	381	0	0	381	(18)	(19)	(6)	(43)	338	(210)	128
MBC	1,531	0	0	1,531	(510)	0	0	(510)	1,021	(810)	211
MYC	0	0	0	0	0	(15)	(79)	(94)	(94)	0	(94)
MYI	373	0	0	373	(234)	0	0	(234)	139	0	139
NGF	2,107	0	34	2,141	0	(458)	0	(458)	1,683	(1,942)	(259)
RBC	2,958	0	0	2,958	(121)	0	0	(121)	2,837	(2,640)	197
RYL	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SCX	697	0	22	719	(374)	0	(47)	(421)	298	0	298
SOG	10	0	0	10	0	0	0	0	10	0	10
TOR	233	0	0	233	(24)	0	0	(24)	209	0	209
UAG	8,170	0	0	8,170	(1,309)	0	0	(1,309)	6,861	(8,591)	(1,730)

Total Over the Counter	$21,761	$1,437	$249	$23,447	$(6,399)	$(2,904)	$(871)	$(10,174)

(o)

Securities with an aggregate market value of $2,638 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	147

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,114	$1,114
Swap Agreements	0	29	0	0	943	972

	$0	$29	$0	$0	$2,057	$2,086

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,761	$0	$21,761
Purchased Options	0	0	0	0	1,437	1,437
Swap Agreements	0	55	0	29	165	249

	$0	$55	$0	$21,790	$1,602	$23,447

	$0	$84	$0	$21,790	$3,659	$25,533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$86	$86
Futures	0	0	0	0	1,331	1,331
Swap Agreements	0	389	0	0	2,707	3,096

	$0	$389	$0	$0	$4,124	$4,513

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,399	$0	$6,399
Written Options	0	0	0	0	2,904	2,904
Swap Agreements	0	41	0	28	802	871

	$0	$41	$0	$6,427	$3,706	$10,174

	$0	$430	$0	$6,427	$7,830	$14,687

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$80	$80
Futures	0	0	0	0	11,669	11,669
Swap Agreements	0	(1,374)	0	0	(39,197)	(40,571)

	$0	$(1,374)	$0	$0	$(27,448)	$(28,822)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(69,484)	$0	$(69,484)
Purchased Options	0	0	0	(93)	0	(93)
Written Options	0	412	0	67	1,412	1,891
Swap Agreements	0	383	0	0	8,429	8,812

	$0	$795	$0	$(69,510)	$9,841	$(58,874)

	$0	$(579)	$0	$(69,510)	$(17,607)	$(87,696)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$250	$250
Futures	0	0	0	0	(2,314)	(2,314)
Swap Agreements	0	(1,958)	0	0	10,044	8,086

	$0	$(1,958)	$0	$0	$7,980	$6,022

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,882	$0	$23,882
Purchased Options	0	0	0	18	677	695
Written Options	0	(191)	0	(20)	1,136	925
Swap Agreements	0	(386)	0	37	(4,244)	(4,593)

	$0	$(577)	$0	$23,917	$(2,431)	$20,909

	$0	$(2,535)	$0	$23,917	$5,549	$26,931

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$203	$0	$203
Australia
Non-Agency Mortgage-Backed Securities	0	613	0	613
Sovereign Issues	0	15,963	0	15,963
Canada
Corporate Bonds & Notes	0	1,352	0	1,352
Non-Agency Mortgage-Backed Securities	0	2,224	0	2,224
Sovereign Issues	0	1,104	0	1,104
Cayman Islands
Asset-Backed Securities	0	72,977	0	72,977
Corporate Bonds & Notes	0	4,098	0	4,098
China
Sovereign Issues	0	51,263	0	51,263
Denmark
Corporate Bonds & Notes	0	26,005	0	26,005
France
Corporate Bonds & Notes	0	9,941	0	9,941
Sovereign Issues	0	21,883	0	21,883
Germany
Corporate Bonds & Notes	0	19,908	0	19,908
Hungary
Sovereign Issues	0	1,431	0	1,431
Ireland
Asset-Backed Securities	0	13,784	0	13,784
Corporate Bonds & Notes	0	2,392	0	2,392
Non-Agency Mortgage-Backed Securities	0	2,875	0	2,875
Israel
Sovereign Issues	0	14,572	0	14,572
Italy
Corporate Bonds & Notes	0	5,668	0	5,668
Japan
Corporate Bonds & Notes	0	2,972	0	2,972
Sovereign Issues	0	60,479	0	60,479
Malaysia
Corporate Bonds & Notes	0	1,335	0	1,335
Sovereign Issues	0	159	0	159
Mexico
Sovereign Issues	0	516	0	516
New Zealand
Sovereign Issues	0	866	0	866
Norway
Sovereign Issues	0	1,368	0	1,368
Peru
Sovereign Issues	0	5,219	0	5,219
Poland
Sovereign Issues	0	3,342	0	3,342
Qatar
Corporate Bonds & Notes	0	511	0	511
Romania
Sovereign Issues	0	8,280	0	8,280
Saudi Arabia
Corporate Bonds & Notes	0	676	0	676
Sovereign Issues	0	5,768	0	5,768
Serbia
Sovereign Issues	0	1,515	0	1,515
South Korea
Sovereign Issues	0	21,203	0	21,203
Spain
Corporate Bonds & Notes	0	959	0	959
Sovereign Issues	0	11,631	0	11,631

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Supranational
Corporate Bonds & Notes	$0	$1,145	$0	$1,145
Switzerland
Corporate Bonds & Notes	0	11,703	0	11,703
United Arab Emirates
Corporate Bonds & Notes	0	639	0	639
United Kingdom
Corporate Bonds & Notes	0	23,933	0	23,933
Non-Agency Mortgage-Backed Securities	0	35,677	0	35,677
Sovereign Issues	0	13,142	0	13,142
United States
Asset-Backed Securities	0	20,986	0	20,986
Corporate Bonds & Notes	0	33,578	0	33,578
Loan Participations and Assignments	0	2,315	0	2,315
Municipal Bonds & Notes	0	1,193	0	1,193
Non-Agency Mortgage-Backed Securities	0	110,953	0	110,953
U.S. Government Agencies	0	172,246	0	172,246
U.S. Treasury Obligations	0	54,108	0	54,108
Short-Term Instruments
Commercial Paper	0	10,511	0	10,511
Repurchase Agreements	0	920	0	920
Argentina Treasury Bills	0	33	0	33
Japan Treasury Bills	0	163,982	0	163,982

	$0	$1,052,119	$0	$1,052,119

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$34,966	$0	$0	$34,966

Total Investments	$34,966	$1,052,119	$0	$1,087,085

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(97,356)	$0	$(97,356)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,087	999	0	2,086
Over the counter	0	23,447	0	23,447

	$1,087	$24,446	$0	$25,533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,247)	(3,245)	0	(4,492)
Over the counter	0	(10,174)	0	(10,174)

	$(1,247)	$(13,419)	$0	$(14,666)

Total Financial Derivative Instruments	$(160)	$11,027	$0	$10,867

Totals	$34,806	$965,790	$0	$1,000,596

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	149

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”) and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate

150	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2023

in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Bond Fund	Daily	Monthly

PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly

PIMCO Emerging Markets Currency and Short-Term Investments Fund	Daily	Monthly

PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly

PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly

PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19

ANNUAL REPORT	|	MARCH 31, 2023	151

Notes to Financial Statements	(Cont.)

Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by

152	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2023

dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which

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may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in

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Notes to Financial Statements	(Cont.)

duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), PIMCO’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2023 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund

Underlying PIMCO Funds	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$53,760	$19,005	$(4,137)	$(358)	$(7,178)	$61,092	$4,351	$0

PIMCO Emerging Markets Corporate Bond Fund	63,548	3,057	(4,421)	(628)	(2,747)	58,809	2,390	0

PIMCO Emerging Markets Local Currency and Bond Fund	132,212	9,506	(13,581)	(1,205)	1,585	128,517	3,845	0

PIMCO Short-Term Floating NAV Portfolio III	115	110,195	(106,800)	17	5	3,532	295	0

Totals	$249,635	$141,763	$(128,939)	$(2,174)	$(8,335)	$251,950	$10,881	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

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Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$21,467	$1,103	$(1)	$0	$(572)	$21,997	$1,103	$0

PIMCO Global Advantage® Strategy Bond Fund	216	11	0	0	(6)	221	11	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	549	28	0	0	(15)	562	28	0

PIMCO International Bond Fund (Unhedged)	608	31	0	0	(16)	623	32	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$365,073	$1,184,746	$(1,547,301)	$(16)	$162	$2,664	$1,946	$0

PIMCO Emerging Markets Corporate Bond Fund	8,230	57,349	(60,700)	3	2	4,884	149	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	126,635	55	(126,500)	(1,919)	1,920	191	55	0

PIMCO Global Advantage® Strategy Bond Fund	5,056	133,184	(135,400)	1	2	2,843	183	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	95,648	733,864	(726,800)	25	101	102,838	2,463	0

PIMCO International Bond Fund (Unhedged)	76,863	657,405	(700,000)	60	15	34,343	904	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

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other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants   are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of

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tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding

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Notes to Financial Statements	(Cont.)

borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

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Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions.

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Notes to Financial Statements	(Cont.)

For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the

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index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive

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Notes to Financial Statements	(Cont.)

payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a

Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

Allocation	—	—	—	X	—	—	—

Acquired Fund	—	—	—	X	—	—	—

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Distressed Company	—	—	—	X	—	—	—

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Commodity	—	—	—	X	—	—	—

Equity	X	—	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Real Estate	X	X	X	X	—	—	—

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Smaller Company	—	—	—	X	—	—	—

Leveraging	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	X	—

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

Tax	—	—	—	X	—	—	—

Subsidiary	—	—	—	X	—	—	—

Value Investing	—	—	—	X	—	—	—

Arbitrage	—	—	—	X	—	—	—

Convertible Securities	—	—	—	X	—	—	—

Exchange-Traded Fund	—	—	—	X	—	—	—

LIBOR Transition	X	—	X	X	X	X	X

Contingent Convertible Securities	—	X	—	—	—	—	—

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

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Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are

“non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

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Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy- related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Additionally, to the extent a Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a

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Notes to Financial Statements	(Cont.)

future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective.

Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

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income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.58%	(1)	N/A	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%	N/A		N/A	0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	N/A	N/A		N/A	0.45%	N/A

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Notes to Financial Statements	(Cont.)

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	N/A		0.30%	0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.45%	(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO

Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense

172	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2023

Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Fund Name	Waived Fees

PIMCO Emerging Markets Bond Fund	$5

PIMCO International Bond Fund (Unhedged)	58

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2023, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount waived was $2,080,528.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Emerging Markets Bond Fund	$78,424	$158,630	$(32,243)

PIMCO Emerging Markets Corporate Bond Fund	173	436	(184)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	4,968	0	0

PIMCO Global Advantage® Strategy Bond Fund	924	300	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	2,667	3,349	(11)

PIMCO International Bond Fund (Unhedged)	0	4,801	(212)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	173

Notes to Financial Statements	(Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$406,484	$272,798	$1,029,039	$1,190,452

PIMCO Emerging Markets Corporate Bond Fund	7,998	9,411	37,319	49,647

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	159,348	193,007

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	44,397	29,158

PIMCO Global Advantage® Strategy Bond Fund	1,111,433	1,081,199	39,879	98,894

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	4,277,431	4,223,305	125,680	235,430

PIMCO International Bond Fund (Unhedged)	4,134,172	4,115,255	244,026	696,552

†	A zero balance may reflect actual amounts rounding to less than one thousand.

174	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2023

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund				PIMCO Emerging Markets Corporate Bond Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	130,013	$1,065,846	184,387	$1,914,687	4,778	$42,313	3,348	$35,017

I-2	27,457	222,617	70,879	738,225	N/A	N/A	N/A	N/A

I-3	1,069	8,867	806	7,970	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	8,760	71,110	3,918	40,553	N/A	N/A	N/A	N/A

Class C	92	756	181	1,879	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	18,123	146,630	9,176	93,127	384	3,378	460	4,879

I-2	5,212	42,184	2,808	28,589	N/A	N/A	N/A	N/A

I-3	94	760	42	428	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,221	9,880	770	7,872	N/A	N/A	N/A	N/A

Class C	45	367	32	327	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(190,547)	(1,577,359)	(96,225)	(974,802)	(6,950)	(61,130)	(8,104)	(80,651)

I-2	(33,684)	(275,680)	(15,168)	(153,993)	N/A	N/A	N/A	N/A

I-3	(604)	(4,920)	(566)	(5,517)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(12,119)	(99,093)	(6,606)	(67,089)	N/A	N/A	N/A	N/A

Class C	(316)	(2,599)	(540)	(5,455)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(45,184)	$(390,634)	153,894	$1,626,801	(1,788)	$(15,439)	(4,296)	$(40,755)

ANNUAL REPORT	|	MARCH 31, 2023	175

Notes to Financial Statements	(Cont.)

	PIMCO Emerging Markets Currency and Short-Term Investments Fund				PIMCO Emerging Markets Full Spectrum Bond Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	24,212	$180,467	27,760	$217,641	13,693	$80,444	7,360	$51,488

I-2	859	6,270	209	1,661	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	550	4,007	93	729	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,696	19,749	1,117	8,765	2,330	13,642	2,029	14,272

I-2	10	70	3	22	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	37	270	11	88	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(32,568)	(239,925)	(37,823)	(301,860)	(12,043)	(69,447)	(17,341)	(116,908)

I-2	(361)	(2,641)	(142)	(1,113)	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(330)	(2,422)	(271)	(2,143)	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(4,895)	$(34,155)	(9,043)	$(76,210)	3,980	$24,639	(7,952)	$(51,148)

	PIMCO Global Advantage® Strategy Bond Fund				PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,146	$41,365	10,491	$119,184	21,335	$200,870	22,711	$240,095

I-2	N/A	N/A	N/A	N/A	6,774	64,621	1,674	17,681

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	477	4,617	403	4,252

Class A	1,394	14,019	284	3,208	2,684	25,717	958	10,090

Class C	N/A	N/A	N/A	N/A	34	323	32	339
Issued as reinvestment of distributions

Institutional Class	1,295	12,842	958	10,860	4,812	44,580	1,620	16,892

I-2	N/A	N/A	N/A	N/A	500	4,629	114	1,193

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	90	835	32	336

Class A	74	731	28	322	387	3,579	103	1,072

Class C	N/A	N/A	N/A	N/A	26	238	8	81
Cost of shares redeemed

Institutional Class	(7,240)	(72,265)	(10,616)	(121,318)	(17,441)	(166,510)	(13,270)	(139,671)

I-2	N/A	N/A	N/A	N/A	(4,481)	(42,095)	(2,428)	(25,619)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	(421)	(4,034)	(625)	(6,562)

Class A	(405)	(3,985)	(184)	(2,083)	(1,421)	(13,543)	(1,115)	(11,736)

Class C	N/A	N/A	N/A	N/A	(141)	(1,337)	(129)	(1,364)

Net increase (decrease) resulting from Fund share transactions	(736)	$(7,293)	961	$10,173	13,214	$122,490	10,088	$107,079

176	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2023

	PIMCO International Bond Fund (Unhedged)

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	37,020	$287,231	34,743	$348,928

I-2	10,949	84,626	19,027	186,412

I-3	3,484	27,185	10,470	103,193

Administrative Class	986	7,894	1,303	12,645

Class A	3,475	27,461	3,983	40,348

Class C	65	484	136	1,372
Issued as reinvestment of distributions

Institutional Class	2,057	15,763	2,814	27,404

I-2	1,023	7,817	851	8,284

I-3	512	3,918	447	4,339

Administrative Class	84	646	130	1,273

Class A	384	2,937	500	4,871

Class C	9	72	13	122
Cost of shares redeemed

Institutional Class	(67,725)	(528,256)	(34,821)	(345,314)

I-2	(10,536)	(82,560)	(13,907)	(138,074)

I-3	(5,111)	(39,738)	(3,643)	(35,931)

Administrative Class	(1,442)	(10,857)	(2,147)	(20,779)

Class A	(5,153)	(40,095)	(6,075)	(60,692)

Class C	(145)	(1,148)	(88)	(860)

Net increase (decrease) resulting from Fund share transactions	(30,064)	$(236,620)	13,736	$137,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Emerging Markets Bond Fund	0	1	0%	27%

PIMCO Emerging Markets Corporate Bond Fund	0	1	0%	62%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	3	0%	90%

PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	55%	0%

PIMCO Global Advantage® Strategy Bond Fund	2	0	53%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	|	MARCH 31, 2023	177

Notes to Financial Statements	(Cont.)

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Emerging Markets Bond Fund	$0	$0	$(637,672)	$(1,164)	$(531,734)	$0	$(18,281)	$(1,188,851)

PIMCO Emerging Markets Corporate Bond Fund	1,190	0	(19,991)	(41)	(77,640)	0	0	(96,482)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	(26,947)	(52)	(650,271)	0	0	(677,270)

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	(64,942)	(2)	(70,840)	0	(396)	(136,180)

PIMCO Global Advantage® Strategy Bond Fund	0	0	(38,269)	(1)	(1,780)	0	(5,465)	(45,515)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0	(71,308)	(514)	0	(5,125)	(21,842)	(98,789)

PIMCO International Bond Fund (Unhedged)	0	0	(113,107)	(214)	0	(7,138)	0	(120,459)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), interest accrued on defaulted securities, straddle loss deferrals, return of capital distributions, sale buyback adjustments, hyperinflationary investments, and short positions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end and organizational expenditures.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Fund	$135,651	$396,083

PIMCO Emerging Markets Corporate Bond Fund	21,554	56,086

PIMCO Emerging Markets Currency and Short-Term Investments Fund	363,459	286,812

PIMCO Emerging Markets Full Spectrum Bond Fund	4,389	66,451

PIMCO Global Advantage® Strategy Bond Fund	501	1,279

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0

PIMCO International Bond Fund (Unhedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

178	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2023

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Bond Fund	$3,599,421	$98,724	$(738,006)	$(639,282)

PIMCO Emerging Markets Corporate Bond Fund	115,004	1,284	(21,280)	(19,996)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	748,335	81,534	(108,330)	(26,796)

PIMCO Emerging Markets Full Spectrum Bond Fund	342,823	1,511	(66,399)	(64,888)

PIMCO Global Advantage® Strategy Bond Fund	347,996	13,304	(51,616)	(38,312)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1,082,579	42,645	(114,001)	(71,356)

PIMCO International Bond Fund (Unhedged)	1,132,511	62,058	(174,039)	(111,981)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), interest accrued on defaulted securities, straddle loss deferrals, return of capital distributions, sale buyback adjustments, hyperinflationary investments, and short positions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Bond Fund	$218,881	$0	$0	$151,290	$0	$0

PIMCO Emerging Markets Corporate Bond Fund	4,234	0	0	6,070	0	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	6,377	0	13,982	8,966	0	0

PIMCO Emerging Markets Full Spectrum Bond Fund	12,144	0	1,508	14,391	0	0

PIMCO Global Advantage® Strategy Bond Fund	9,899	3,686	0	11,248	0	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	45,169	22,363	0	19,302	6,100	0

PIMCO International Bond Fund (Unhedged)	206	10,428	24,240	46,255	9,812	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2023	179

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

180	PIMCO INTERNATIONAL BOND FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International, Inc.

BOA	Bank of America N.A.	GRE	NatWest Markets Securities, Inc.	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	RCY	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	JML	JP Morgan Securities Plc	SGY	Societe Generale, NY

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CLY	Crédit Agricole Corporate and Investment Bank	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FBF	Credit Suisse International	MZF	Mizuho Securities USA LLC

Currency Abbreviations:

AED	UAE Dirham	GBP	British Pound	PHP	Philippine Peso

ARS	Argentine Peso	HKD	Hong Kong Dollar	PKR	Pakistani Rupee

AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KES	Kenyan Schilling	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	KZT	Kazakhstani Tenge	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	UYU	Uruguayan Peso

DOP	Dominican Peso	NOK	Norwegian Krone	VND	Vietnamese Dong

EGP	Egyptian Pound	NZD	New Zealand Dollar	ZAR	South African Rand

EUR	Euro	PEN	Peruvian New Sol	ZMW	Zambian Kwacha

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CNREPOFIX	China Fixing Repo Rates 7-Day	SIBCSORA	Singapore Overnight Rate Average

BBSW3M	3 Month Bank Bill Swap Rate	EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

BZDIOVRA	Brazil Interbank Deposit Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIA3M IR	Sterling Overnight Index Average 3 Month Index Rate

CAONREPO	Canadian Overnight Repo Rate Average	IBR	Indicador Bancario de Referencia	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR01M	1 Month USD-LIBOR	SRFXON3	Swiss Overnight Rate Average (6PM)

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate	US0006M	ICE 6-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

AID	Agency International Development	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

ALT	Alternate Loan Trust	JSC	Joint Stock Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BRL-CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	MIBOR	Mumbai Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CHILIBOR	Chile Interbank Offered Rate	NIBOR	Norwegian Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	WIBOR	Warsaw Interbank Offered Rate

DAC	Designated Activity Company	OIS	Overnight Index Swap

ANNUAL REPORT	|	MARCH 31, 2023	181

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section  163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Emerging Markets Bond Fund	0.00%	0.00%	$10,900	$0	$154,720

PIMCO Emerging Markets Corporate Bond Fund	0.00%	0.00%	540	0	4,309

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.00%	0.00%	3,492	0	0

PIMCO Emerging Markets Full Spectrum Bond Fund	0.00%	0.00%	136	0	0

PIMCO Global Advantage® Strategy Bond Fund	0.00%	0.00%	4,110	0	3,553

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.00%	0.00%	14,512	26,291	18,420

PIMCO International Bond Fund (Unhedged)	0.00%	0.00%	0	206	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section  199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Emerging Markets Bond Fund	0.00%

PIMCO Emerging Markets Corporate Bond Fund	0.00%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.00%

PIMCO Emerging Markets Full Spectrum Bond Fund	0.00%

PIMCO Global Advantage® Strategy Bond Fund	0.00%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.00%

PIMCO International Bond Fund (Unhedged)	0.00%

182	PIMCO INTERNATIONAL BOND FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2023	183

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

184	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2023	185

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

186	PIMCO INTERNATIONAL BOND FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022.

The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	|	MARCH 31, 2023	187

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3005AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

Municipal Value Funds

PIMCO California Municipal Intermediate Value Fund

PIMCO California Municipal Opportunistic Value Fund

PIMCO National Municipal Intermediate Value Fund

PIMCO National Municipal Opportunistic Value Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news

2	MUNICIPAL VALUE FUNDS

initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

The municipal (or “munis”) market, as represented by the Bloomberg Municipal Bond Index, saw a modest gain during the reporting period. Still, as was the case with the taxable U.S. bond market, munis were negatively impacted by rising inflation and interest rates. The Bloomberg Municipal Bond Index returned 0.26% for the 12 months ended March 31, 2023.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	MUNICIPAL VALUE FUNDS

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the Funds (Cont.)

as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects Institutional Class performance. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class shares is $250,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share class along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Diversification Status

PIMCO California Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO California Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and

6	MUNICIPAL VALUE FUNDS

the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund is, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 are, available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the Funds (Cont.)

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”) and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

8	MUNICIPAL VALUE FUNDS

PIMCO California Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2023

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023 •

	1 Year	5 Years	Fund Inception (12/07/15)
PIMCO California Municipal Intermediate Value Fund Institutional Class	0.96%	1.76%	1.63%
Bloomberg California 1-10 Year (1-12) Municipal Securities Index	2.13%	1.73%	1.53%
Lipper California Intermediate Municipal Debt Funds Average	0.42%	1.35%	1.29%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO California Municipal Intermediate Value Fund. The inception date of the Gurtin California Municipal Intermediate Value Fund was December 7, 2015. Information presented from December 7, 2015 to March 15, 2019 is that of the Gurtin California Municipal Intermediate Value Fund.

♦ Average annual total return since 11/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.51%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	MARCH 31, 2023	9

Institutional Class - GCMVX

Allocation Breakdown as of March 31, 2023†§

Municipal Bonds & Notes
Ad Valorem Property Tax	26.4%
Lease (Abatement)	24.3%
Special Tax	9.0%
Port, Airport & Marina Revenue	6.9%
Water Revenue	6.4%
Tax Increment/Allocation Revenue	4.8%
Local or Guaranteed Housing	4.4%
Sewer Revenue	2.9%
College & University Revenue	2.7%
Health, Hospital & Nursing Home Revenue	2.6%
Lease (Non-Terminable)	1.6%
Other	1.4%
Short-Term Instruments‡	6.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO California Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

10	MUNICIPAL VALUE FUNDS

PIMCO California Municipal Intermediate Value Fund (Cont.)

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as benchmark yields broadly rose.

»	Overweight position to the special tax sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the education sector contributed to performance, as our holdings outperformed the broader municipal market.
»	Underweight exposure to the general obligation segment detracted from performance, as the segment outperformed the broader municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

ANNUAL REPORT	MARCH 31, 2023	11

PIMCO California Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2023

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023 •

	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO California Municipal Opportunistic Value Fund Institutional Class	1.76%	2.12%	2.80%	3.50%
Bloomberg California Municipal Bond Index	0.70%	1.98%	2.52%	3.45%
Lipper California Intermediate Municipal Debt Funds Average	0.42%	1.35%	1.56%	2.34%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO California Municipal Opportunistic Value Fund. The inception date of the Gurtin California Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin California Municipal Opportunistic Value Fund.

♦ Average annual total return since 4/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.64%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	MUNICIPAL VALUE FUNDS

Institutional Class - GCMFX

Allocation Breakdown as of March 31, 2023†§

Municipal Bonds & Notes
Ad Valorem Property Tax	24.2%
Lease (Abatement)	13.7%
Port, Airport & Marina Revenue	12.6%
Health, Hospital & Nursing Home Revenue	9.8%
Water Revenue	4.3%
College & University Revenue	4.0%
Electric Power & Light Revenue	3.2%
Local or Guaranteed Housing	2.7%
Natural Gas Revenue	2.3%
Highway Revenue Tolls	2.1%
Lease (Non-Terminable)	2.1%
Miscellaneous Taxes	1.9%
Tobacco Settlement Funded	1.9%
Sales Tax Revenue	1.5%
Lease (Appropriation)	1.2%
Tax Increment/Allocation Revenue	1.2%
Other	2.2%
Short-Term Instruments‡	9.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO California Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

ANNUAL REPORT	MARCH 31, 2023	13

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration contributed to performance, as municipal yields broadly rose.

»	Overweight exposure to the pre-refunded segment contributed to performance, as the segment outperformed the broader municipal market.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the broader municipal index.
»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the industrial revenue sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	There were no other material detractors for this Fund.

14	MUNICIPAL VALUE FUNDS

PIMCO National Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2023

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023•

	1 Year	5 Years	Fund Inception (12/01/15)
PIMCO National Municipal Intermediate Value Fund Institutional Class	0.90%	2.03%	1.76%
Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index	1.91%	1.92%	1.70%
Lipper Intermediate Municipal Debt Funds Average	(0.10)%	1.63%	1.56%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO National Municipal Intermediate Value Fund. The inception date of the Gurtin National Municipal Intermediate Value Fund was December 1, 2015. Information presented from December 1, 2015 to March 15, 2019 is that of the Gurtin National Municipal Intermediate Value Fund.

♦Average annual total return since 11/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.52%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	MARCH 31, 2023	15

Institutional Class - GNMVX

Allocation Breakdown as of March 31, 2023†§

Municipal Bonds & Notes
Ad Valorem Property Tax	40.2%
Highway Revenue Tolls	6.6%
College & University Revenue	6.1%
Lease (Appropriation)	5.6%
Lease (Renewal)	4.8%
Lease Revenue	4.4%
Port, Airport & Marina Revenue	3.6%
Fuel Sales Tax Revenue	3.3%
Local or Guaranteed Housing	2.6%
Hotel Occupancy Tax	2.1%
Sales Tax Revenue	1.9%
Lease (Abatement)	1.8%
Health, Hospital & Nursing Home Revenue	1.6%
Sewer Revenue	1.5%
General Fund	1.5%
Water Revenue	1.2%
Lottery Revenue	1.2%
Recreational Revenue	1.0%
Other	3.8%
Short-Term Instruments‡	5.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO National Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

16	MUNICIPAL VALUE FUNDS

PIMCO National Municipal Intermediate Value Fund (Cont.)

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration contributed to performance, as municipal yields broadly rose.

»	Underweight exposure to the industrial revenue sector contributed to performance, as the sector underperformed the broader municipal market.

»	Security selection within the transportation sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.
»	Security selection within the general obligation segment detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the Fund’s securities underperformed the broader municipal market.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the broader municipal market.

ANNUAL REPORT	MARCH 31, 2023	17

PIMCO National Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2023

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023•

	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO National Municipal Opportunistic Value Fund Institutional Class	0.88%	2.08%	2.68%	3.39%
Bloomberg Municipal Bond Index	0.26%	2.03%	2.38%	3.18%
Lipper General & Insured Municipal Debt Funds Average	(2.06)%	1.42%	1.96%	2.90%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO National Municipal Opportunistic Value Fund. The inception date of the Gurtin National Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin National Municipal Opportunistic Value Fund.

♦Average annual total return since 04/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.64%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	MUNICIPAL VALUE FUNDS

Institutional Class - GNMFX

Allocation Breakdown as of March 31, 2023†§

Municipal Bonds & Notes
Ad Valorem Property Tax	19.0%
Port, Airport & Marina Revenue	12.4%
Health, Hospital & Nursing Home Revenue	12.3%
Highway Revenue Tolls	8.7%
Fuel Sales Tax Revenue	7.9%
Sales Tax Revenue	4.7%
College & University Revenue	4.7%
Local or Guaranteed Housing	4.6%
Natural Gas Revenue	2.9%
Lease (Appropriation)	2.8%
Lease Revenue	2.4%
Miscellaneous Taxes	1.8%
Appropriations	1.7%
Income Tax Revenue	1.6%
Multiple Utility Revenue	1.4%
General Fund	1.2%
Other	4.5%
Short-Term Instruments‡	5.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO National Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

ANNUAL REPORT	MARCH 31, 2023	19

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly rose.

»	Security selection within the healthcare sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Security selection within the special tax sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.
»	Security selection within the transportation sector detracted from performance, as the Fund’s holdings underperformed the broad municipal market.

»	Underweight exposure to the electric utility sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the lease backed sector detracted from performance as the sector outperformed the broader municipal market.

20	MUNICIPAL VALUE FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

ANNUAL REPORT	MARCH 31, 2023	21

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,048.90	$1.99	$1,000.00	$1,022.99	$1.97	0.39%
PIMCO California Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,050.50	$3.07	$1,000.00	$1,021.94	$3.02	0.60%
PIMCO National Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,044.70	$1.99	$1,000.00	$1,022.99	$1.97	0.39%
PIMCO National Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,049.70	$3.07	$1,000.00	$1,021.94	$3.02	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

22	MUNICIPAL VALUE FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg California 1-10 Year (1-12) Municipal Securities Index	The Bloomberg California 1-10 Year (1-12) Municipal Securities Index is a component of the Bloomberg California Municipal Bond Index, a subset of the Bloomberg Municipal Bond Index. The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The Bloomberg Municipal Bond Index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg California Municipal Bond Index	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index	Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Municipal Bond Index	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	23

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period(a)

PIMCO California Municipal Intermediate Value Fund

Institutional Class

03/31/2023	$10.08	$0.17	$(0.08)	$0.09	$(0.17)	$0.00	$(0.17)		$10.00

03/31/2022	10.59	0.14	(0.51)	(0.37)	(0.14)	(0.00)	(0.14)		10.08

03/31/2021	10.43	0.18	0.20	0.38	(0.17)	(0.05)	(0.22)		10.59

03/31/2020	10.32	0.18	0.11	0.29	(0.18)	0.00	(0.18)		10.43

10/1/2018 - 03/31/2019(e)(f)	9.97	0.09	0.35	0.44	(0.09)	(0.00)	(0.09	)(g)	10.32

9/30/2018	10.16	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)		9.97

PIMCO California Municipal Opportunistic Value Fund

Institutional Class

03/31/2023	$9.91	$0.27	$(0.10)	$0.17	$(0.27)	$(0.00)	$(0.27)		$9.81

03/31/2022	10.28	0.22	(0.36)	(0.14)	(0.22)	(0.01)	(0.23)		9.91

03/31/2021	10.18	0.25	0.12	0.37	(0.25)	(0.02)	(0.27)		10.28

03/31/2020	10.16	0.26	0.02	0.28	(0.26)	0.00	(0.26)		10.18

10/1/2018 - 03/31/2019(e)(f)	10.00	0.13	0.16	0.29	(0.13)	(0.00)	(0.13	)(g)	10.16

9/30/2018	10.11	0.22	(0.11)	0.11	(0.22)	0.00	(0.22)		10.00

PIMCO National Municipal Intermediate Value Fund

Institutional Class

03/31/2023	$10.17	$0.19	$(0.10)	$0.09	$(0.19)	$0.00	$(0.19)		$10.07

03/31/2022	10.67	0.14	(0.50)	(0.36)	(0.14)	0.00	(0.14)		10.17

03/31/2021	10.44	0.17	0.23	0.40	(0.17)	0.00	(0.17)		10.67

03/31/2020	10.24	0.20	0.20	0.40	(0.20)	0.00	(0.20)		10.44

10/1/2018 - 03/31/2019(e)(f)	9.91	0.10	0.33	0.43	(0.10)	(0.00)	(0.10	)(g)	10.24

9/30/2018	10.14	0.18	(0.23)	(0.05)	(0.18)	0.00	(0.18)		9.91

24	MUNICIPAL VALUE FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

0.96%	$26,377	0.39%		0.50%		0.39%		0.50%		1.71%		4%

(3.52)	66,115	0.39		0.50		0.39		0.50		1.34		11

3.65	70,364	0.39		0.50		0.39		0.50		1.68		5

2.80	51,154	0.39		0.50		0.39		0.50		1.71		17

4.39	62,167	0.39	*	0.70	*	0.39	*	0.70	*	1.70	*	9

(0.17)	64,198	0.39		0.62		0.39		0.62		1.63		10

1.76%	$235,747	0.60%		0.63%		0.60%		0.63%		2.72%		45%

(1.35)	204,990	0.60		0.63		0.60		0.63		2.16		15

3.62	235,987	0.60		0.63		0.60		0.63		2.39		20

2.73	250,393	0.60		0.63		0.60		0.63		2.56		16

3.00	244,606	0.60	*	0.64	*	0.60	*	0.64	*	2.69	*	15

1.17	230,168	0.60		0.65		0.60		0.65		2.23		59

0.90%	$133,545	0.39%		0.50%		0.39%		0.50%		1.85%		27%

(3.44)	213,077	0.39		0.50		0.39		0.50		1.29		7

3.89	183,600	0.39		0.50		0.39		0.50		1.63		23

3.90	158,637	0.39		0.50		0.39		0.50		1.91		15

4.36	163,760	0.39	*	0.59	*	0.39	*	0.59	*	1.98	*	2

(0.47)	165,043	0.39		0.54		0.39		0.54		1.82		15

ANNUAL REPORT	MARCH 31, 2023	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period(a)

PIMCO National Municipal Opportunistic Value Fund

Institutional Class

03/31/2023	$10.03	$0.28	$(0.20)	$0.08	$(0.28)	$0.00	$(0.28)		$9.83

03/31/2022	10.49	0.24	(0.46)	(0.22)	(0.24)	0.00	(0.24)		10.03

03/31/2021	10.38	0.21	0.12	0.33	(0.21)	(0.01)	(0.22)		10.49

03/31/2020	10.25	0.27	0.13	0.40	(0.27)	0.00	(0.27)		10.38

10/1/2018 - 03/31/2019(e)(f)	10.00	0.14	0.25	0.39	(0.14)	(0.00)	(0.14	)(g)	10.25

9/30/2018	10.10	0.23	(0.10)	0.13	(0.23)	(0.00)	(0.23)		10.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(f)	Fiscal year end changed from September 30th to March 31st.
(g)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

26	MUNICIPAL VALUE FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

0.88%	$305,030	0.60%		0.63%		0.60%		0.63%		2.89%		19%

(2.18)	204,459	0.60		0.63		0.60		0.63		2.26		12

3.21	244,199	0.60		0.63		0.60		0.63		2.02		11

3.88	253,991	0.60		0.63		0.60		0.63		2.60		14

3.96	243,926	0.60	*	0.66	*	0.60	*	0.66	*	2.73	*	18

1.30	207,186	0.60		0.65		0.60		0.65		2.27		46

ANNUAL REPORT	MARCH 31, 2023	27

Statements of Assets and Liabilities

March 31, 2023

(Amounts in thousands†, except per share amounts)
	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Assets:

Investments, at value
Investments in securities	$24,568	$218,813	$126,124	$287,621
Investments in Affiliates	1,537	21,243	6,349	15,823
Receivable for Fund shares sold	0	154	0	554
Interest and/or dividends receivable	306	2,694	1,454	4,048
Dividends receivable from Affiliates	6	75	25	67
Reimbursement receivable from PIMCO	3	6	13	8

Total Assets	26,420	242,985	133,965	308,121

Liabilities:

Payable for investments purchased	$0	$6,639	$0	$2,192
Payable for investments in Affiliates purchased	6	75	25	67
Payable for Fund shares redeemed	25	394	315	661
Distributions payable	0	0	20	1
Accrued investment advisory fees	7	83	36	108
Accrued supervisory and administrative fees	5	47	24	62

Total Liabilities	43	7,238	420	3,091

Net Assets	$26,377	$235,747	$133,545	$305,030

Net Assets Consist of:

Paid in capital	$28,447	$234,426	$140,657	$304,449
Distributable earnings (accumulated loss)	(2,070)	1,321	(7,112)	581

Net Assets	$26,377	$235,747	$133,545	$305,030

Net Assets:

Institutional Class	$26,377	$235,747	$133,545	$305,030

Shares Issued and Outstanding:

Institutional Class	2,637	24,029	13,265	31,021

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.00	$9.81	$10.07	$9.83

Cost of investments in securities	$25,291	$216,991	$128,527	$286,722

Cost of investments in Affiliates	$1,536	$21,229	$6,349	$15,809

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Investment Income:

Interest	$785	$6,992	$3,171	$9,665
Dividends	8	25	23	29
Dividends from Investments in Affiliates	38	329	226	406
Total Income	831	7,346	3,420	10,100

Expenses:

Investment advisory fees	119	884	457	1,158
Supervisory and administrative fees	79	508	304	666
Trustee fees	0	1	1	1
Interest expense	1	2	5	0
Total Expenses	199	1,395	767	1,825
Waiver and/or Reimbursement by PIMCO	(44)	(66)	(167)	(87)
Net Expenses	155	1,329	600	1,738

Net Investment Income (Loss)	676	6,017	2,820	8,362

Net Realized Gain (Loss):

Investments in securities	(1,234)	(514)	(3,248)	(242)

Investments in Affiliates	2	(1)	23	3

Net Realized Gain (Loss)	(1,232)	(515)	(3,225)	(239)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	247	(1,223)	663	(3,683)

Investments in Affiliates	1	14	0	14

Net Change in Unrealized Appreciation (Depreciation)	248	(1,209)	663	(3,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(308)	$4,293	$258	$4,454

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2023	29

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO California Municipal Intermediate Value Fund		PIMCO California Municipal Opportunistic Value Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$676	$933	$6,017	$4,856
Net realized gain (loss)	(1,232)	(138)	(515)	159
Net change in unrealized appreciation (depreciation)	248	(3,356)	(1,209)	(7,633)

Net Increase (Decrease) in Net Assets Resulting from Operations	(308)	(2,561)	4,293	(2,618)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(683)	(943)	(6,080)	(5,180)

Total Distributions(a)	(683)	(943)	(6,080)	(5,180)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	(38,747)	(745)	32,544	(23,199)

Total Increase (Decrease) in Net Assets	(39,738)	(4,249)	30,757	(30,997)

Net Assets:
Beginning of year	66,115	70,364	204,990	235,987
End of year	$26,377	$66,115	$235,747	$204,990

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	MUNICIPAL VALUE FUNDS	See Accompanying Notes

PIMCO National Municipal Intermediate Value Fund		PIMCO National Municipal Opportunistic Value Fund
Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

$2,820	$2,612	$8,362	$5,148
(3,225)	(579)	(239)	(70)
663	(9,980)	(3,669)	(9,516)

258	(7,947)	4,454	(4,438)

(2,820)	(2,618)	(8,362)	(5,185)

(2,820)	(2,618)	(8,362)	(5,185)

(76,970)	40,042	104,479	(30,117)

(79,532)	29,477	100,571	(39,740)

213,077	183,600	204,459	244,199
$133,545	$213,077	$305,030	$204,459

ANNUAL REPORT	MARCH 31, 2023	31

Schedule of Investments PIMCO California Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.2%

MUNICIPAL BONDS & NOTES 92.5%

CALIFORNIA 84.5%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	$775	$786

Anaheim City School District, California General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2007
0.000% due 08/01/2030 (a)	385	311

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2022
5.000% due 10/01/2036	1,050	1,153

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2036 (a)	225	132

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
5.000% due 07/01/2031	600	677

Corona Public Financing Authority, California Revenue Notes, Series 2016
5.000% due 11/01/2026	580	632

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2035	405	427

East Side Union High School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2030	605	644

Elk Grove Finance Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	510	535

Escondido, California General Obligation Bonds, Series 2015
5.000% due 09/01/2036	500	527

Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2016
4.000% due 08/01/2028	905	941

Gilroy Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 04/01/2026	330	344

Hemet Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2030	500	542

Jefferson School District/San Joaquin County, California General Obligation Bonds, (BAM Insured), Series 2022
4.000% due 08/01/2034	350	378

Kern Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 11/01/2028 (a)	500	427

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kern High School District, California General Obligation Notes, (AGM Insured), Series 2020
4.000% due 08/01/2027	$600	$644

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2032	920	979

Lynwood Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2028	375	403

Lynwood Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2024	655	677

Municipal Improvement Corp. of Los Angeles, California Revenue Bonds, Series 2016
4.000% due 11/01/2033	345	362

Nipomo Community Services District, California Certificates of Participation Bonds, Series 2022
4.000% due 06/01/2036	405	424

Oak Grove School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2024 (a)	400	385

Palmdale Elementary School District, California General Obligation Notes, Series 2020
4.000% due 08/01/2027	500	534

Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2027	445	474

Placentia-Yorba Linda Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2025	200	212

Poway Unified School District Public Financing Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	250	256
5.000% due 09/01/2025	350	365

Rio Bravo-Greeley Union School District, California General Obligation Bonds, (AGC Insured), Series 2008
0.000% due 09/01/2029 (a)	450	367

Rio Elementary School District Community Facilities District, California Special Tax Bonds, Series 2014
3.250% due 09/01/2026	325	323

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, (AGM Insured), Series 2015
5.000% due 10/01/2025	300	319

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2028	750	815

32	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento County, California Certificates of Participation Bonds, (AGM Insured), Series 2018
5.000% due 10/01/2032	$550	$621

Sacramento, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	200	206

San Bernardino Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2034	335	352

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2016
5.000% due 08/01/2035	400	433

Santa Clarita Public Finance Authority, California Revenue Bonds, Series 2022
5.000% due 12/01/2034	400	482

Simi Valley Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
0.000% due 08/01/2030 (a)	475	379

South San Francisco Public Facilities Financing Authority, California Revenue Bonds, Series 2021
4.000% due 06/01/2034	750	821

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2028	510	525

Tulare, California Sewer Revenue Bonds, (AGM Insured), Series 2016
5.000% due 11/15/2028	720	769

Val Verde Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2015
5.000% due 08/01/2026	215	227

West Basin Municipal Water District, California Revenue Bonds, Series 2016
5.000% due 08/01/2034	750	804

West Contra Costa Healthcare District, California Special Tax Bonds, Series 2021
4.000% due 07/01/2036	640	664

		22,278

ILLINOIS 7.5%

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2025	230	233

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,044

University of Illinois Revenue Notes, Series 2018
5.000% due 04/01/2028	625	700

		1,977

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.5%

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2016
3.000% due 02/01/2026	$125	$126

Total Municipal Bonds & Notes (Cost $25,104)		24,381

	SHARES
SHORT-TERM INSTRUMENTS 0.7%

MUTUAL FUNDS 0.7%

Fidelity Investments Money Market Government Portfolio, Class I
4.900% (b)	186,925	187

Total Short-Term Instruments (Cost $187)		187

Total Investments in Securities (Cost $25,291)		24,568

INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	158,055	1,537

Total Short-Term Instruments (Cost $1,536)		1,537

Total Investments in Affiliates (Cost $1,536)		1,537

Total Investments 99.0% (Cost $26,827)		$26,105

Other Assets and Liabilities, net 1.0%		272

Net Assets 100.0%		$26,377

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Schedule of Investments PIMCO California Municipal Intermediate Value Fund (Cont.)

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$22,278	$0	$22,278
Illinois	0	1,977	0	1,977
Kentucky	0	126	0	126
Short-Term Instruments
Mutual Funds	187	0	0	187

	$187	$24,381	$0	$24,568

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,537	$0	$0	$1,537

Total Investments	$1,724	$24,381	$0	$26,105

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

34	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal  Opportunistic Value Fund

March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.8%

MUNICIPAL BONDS & NOTES 92.6%

CALIFORNIA 83.3%

Alameda Public Financing Authority, California Revenue Bonds, Series 2010
5.250% due 07/01/2029	$1,160	$1,162

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2022
5.000% due 10/01/2047	3,925	4,180

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2041 (b)	2,000	853

Brawley Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2022
5.500% due 08/01/2052	1,500	1,688

Brentwood Union School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2052	1,425	1,605

Burbank Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2023 (b)	4,375	4,332

Butte-Glenn Community College District, California General Obligation Bonds, Series 2022
4.000% due 08/01/2047	1,815	1,827

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	3,525	3,481

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
5.000% due 11/01/2050	1,000	1,075

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/15/2048	3,975	4,118

California Health Facilities Financing Authority Revenue Bonds, Series 2022
4.000% due 05/15/2051	2,000	1,959

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.000% due 08/15/2023	700	701

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
5.750% due 08/15/2029	500	501

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 06/01/2042	2,000	2,123

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2014
5.000% due 08/01/2043	2,455	2,464

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	135	135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, (SGI Insured), Series 2002
5.000% due 10/01/2028	$5	$5

California State General Obligation Bonds, Series 2000
5.750% due 05/01/2030	85	85

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,575	2,640

California State Public Works Board Revenue Bonds, Series 2021
4.000% due 11/01/2046	3,000	2,985

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 08/15/2046	2,175	2,251

Cambrian School District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2046	1,750	1,912

Cascade Union Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2022
5.500% due 08/01/2046	1,150	1,325

Central School District, California General Obligation Bonds, (BAM Insured), Series 2022
0.000% due 08/01/2044 (b)	1,275	518

Central Union High School District-Imperial County, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	2,000	1,989

Chowchilla Union High School District, California General Obligation Bonds, Series 2022
5.500% due 08/01/2052	2,000	2,301

Cosumnes Community Services District California Revenue Certificates Of Participation, Series 2022
5.000% due 11/01/2042	1,000	1,100

Discovery Bay California Public Financing Authority Revenue Bonds, Series 2022
5.000% due 12/01/2042	1,005	1,146

El Centro Elemenatry School District, California Election, General Obligation Notes, (BAM Insured), Series 2023
5.000% due 08/01/2047	1,315	1,436

Elk Grove Finance Authority, California Revenue Bonds, Series 2022
5.000% due 11/01/2042	1,385	1,564

Elk Grove Finance Authority, California Special Tax Bonds, (BAM Insured), Series 2015
5.000% due 09/01/2038	1,500	1,574

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (b)	2,000	1,631

Fallbrook Union High School District, California General Obligation Bonds, (BAM Insured), Series 2022
4.000% due 08/01/2046	2,000	2,014

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Schedule of Investments PIMCO California Municipal Opportunistic Value  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AGM/CR Insured), Series 2015
5.000% due 06/01/2040	$4,340	$4,590

La Honda Pescadero Unified School District, California General Obligation Bonds, Series 2022
0.000% due 04/01/2042 (b)	2,215	941

Lake Elsinore Facilities Financing Authority Successor Agency, California Revenue Bonds, (BAM Insured), Series 2022
5.250% due 04/01/2047	2,000	2,182

Lemon Grove School District, California General Obligation Bonds, Series 2023
5.000% due 08/01/2049 (a)	1,170	1,294

Livermore, California Certificates of Participation Bonds, Series 2022
4.750% due 04/01/2047	1,330	1,414

Long Beach, California Harbor Revenue Bonds, Series 2019
5.000% due 05/15/2044	2,000	2,181

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	8,775	8,998

Los Angeles Department of Water & Power Water System, California Revenue Bonds, Series 2022
5.000% due 07/01/2047	2,000	2,242

Los Angeles Unified School District, California General Obligation Bonds, Series 2022
5.250% due 07/01/2047	1,915	2,197

Madera Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2018
5.000% due 09/01/2038	2,250	2,253
5.000% due 09/01/2043	4,165	4,171
5.000% due 09/01/2045	2,500	2,503

Marina, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 05/01/2047	2,000	2,194

McFarland Unified School District, California General Obligation Bonds, (BAM Insured), Series 2022
5.250% due 11/01/2049	1,000	1,096

Merced County, California Certificates of Participation Bonds, (BAM Insured), Series 2022
4.000% due 06/01/2045	1,750	1,752

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
3.905% (US0003M) due 09/01/2027 ~	3,185	3,178
3.955% (US0003M) due 09/01/2037 ~	1,600	1,547

Ontario Public Financing Authority, California Revenue Bonds, (AGM Insured), Series 2022
5.000% due 11/01/2047	1,000	1,104
5.000% due 11/01/2052	1,000	1,093

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pittsburg Public California Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.000% due 08/01/2052	$3,000	$3,293

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 1999
0.000% due 08/01/2024 (b)	3,000	2,874

Pittsburg Unified School District, California General Obligation Bonds, Series 2018
5.000% due 08/01/2047	1,275	1,327

Ravenswood City School District California General Obligation Bonds, (AGM Insured), Series 2022
5.250% due 08/01/2045	1,275	1,432

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,090	2,096

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2016
5.000% due 05/15/2041	3,750	3,930

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2022
5.000% due 05/15/2047	5,150	5,661

Riverside County, California Transportation Commission Revenue Bonds, Series 2021
4.000% due 06/01/2046	985	943
4.000% due 06/01/2047	2,000	1,894

Rowland Unified School District, California General Obligation Bonds, Series 2015
4.250% due 08/01/2045	2,000	2,012

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,000	1,018

San Bernardino City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2015
5.000% due 08/01/2040	5,475	5,698

San Diego Community College District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2041 (c)	2,650	1,512

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	3,230	3,307

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
5.000% due 07/01/2046	1,500	1,577

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2016
5.000% due 04/01/2048	2,490	2,611

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2023
4.000% due 10/15/2048 (a)	1,750	1,717
5.250% due 08/01/2048	1,500	1,728

36	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2039	$3,865	$3,890
5.000% due 05/01/2044	4,640	4,670

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2046	4,450	4,530

San Joaquin County, California Transportation Authority Measure K Sales Tax Revenue Bonds, Series 2019
5.000% due 03/01/2040	1,000	1,087

San Jose Financing Authority, California Revenue Bonds, Series 2022
5.000% due 11/01/2047	2,000	2,259

San Juan Unified School District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2040	1,000	1,116
5.000% due 08/01/2041	1,035	1,150

San Leandro Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2048	2,000	2,252

San Mateo Union High School District, California General Obligation Bonds, Series 2013
5.000% due 09/01/2041	1,000	1,010

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2049	3,250	3,366

Santa Monica, California Community College District General Obligation Bonds, Series 2022
5.000% due 08/01/2045	1,150	1,305

South Bay Union School District/San Diego County, California General Obligation Bonds, (AGM Insured), Series 2022
0.000% due 08/01/2037 (b)	1,290	703

Southern California Public Power Authority Revenue Notes, Series 2020
5.000% due 07/01/2030	3,000	3,051

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2027	775	776

Sweetwater Union High School District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2052	2,000	2,189

Ukiah Unified School District, California General Obligation Bonds, (AGM Insured), Series 2022
5.500% due 08/01/2049	1,000	1,136

University of California Revenue Bonds, Series 2014
4.250% due 05/15/2039	4,000	4,031

University of California Revenue Bonds, Series 2015
4.000% due 05/15/2033	2,700	2,776

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, Series 2017
5.000% due 05/15/2042	$2,655	$2,842

Yorba Linda Water District Public Financing Corp., California Revenue Bonds, Series 2022
5.000% due 10/01/2047	1,820	2,044

		196,423

ILLINOIS 3.5%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	1,000	1,009

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,000	1,012

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2030	1,000	1,015
5.000% due 01/01/2035	1,000	1,015
5.000% due 01/01/2040	2,325	2,357

Chicago Park District, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,755	1,783

		8,191

INDIANA 1.0%

Fort Wayne Redevelopment Authority, Indiana Revenue Bonds, Series 2022
5.000% due 12/15/2041	2,050	2,285

NEW YORK 1.9%

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Bonds, New York Revenue Bonds, Series 2022
5.000% due 05/15/2047	4,145	4,520

OHIO 0.8%

Warren City School District, Ohio Certificates of Participation Bonds, Series 2023
4.625% due 12/01/2052 (a)	2,000	1,955

PENNSYLVANIA 0.9%

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,100	2,134

TEXAS 0.6%

Upper Trinity Regional Water District, Texas Revenue Bonds, Series 2022
5.000% due 08/01/2042	1,160	1,272

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Schedule of Investments PIMCO California Municipal Opportunistic Value  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.6%

Utah Infrastructure Agency Revenue Bonds, Series 2022
5.500% due 10/15/2049	$1,350	$1,493
Total Municipal Bonds & Notes (Cost $216,451)		218,273

	SHARES
SHORT-TERM INSTRUMENTS 0.2%

MUTUAL FUNDS 0.2%

Fidelity Investments Money Market Government Portfolio, Class I
4.900% (d)	539,889	$540

Total Short-Term Instruments (Cost $540)		540

Total Investments in Securities (Cost $216,991)		218,813

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.0%

SHORT-TERM INSTRUMENTS 9.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.0%

PIMCO Short-Term Floating NAV Portfolio III	2,185,044	$21,243

Total Short-Term Instruments (Cost $21,229)		21,243

Total Investments in Affiliates (Cost $21,229)		21,243

Total Investments 101.8% (Cost $238,220)		$240,056

Other Assets and Liabilities, net (1.8)%		(4,309)

Net Assets 100.0%		$235,747

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$196,423	$0	$196,423
Illinois	0	8,191	0	8,191
Indiana	0	2,285	0	2,285
New York	0	4,520	0	4,520
Ohio	0	1,955	0	1,955
Pennsylvania	0	2,134	0	2,134
Texas	0	1,272	0	1,272
Utah	0	1,493	0	1,493
Short-Term Instruments
Mutual Funds	540	0	0	540

	$540	$218,273	$0	$218,813

38	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$21,243	$0	$0	$21,243

Total Investments	$21,783	$218,273	$0	$240,056

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Schedule of Investments PIMCO National Municipal  Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.4%

MUNICIPAL BONDS & NOTES 94.0%

ALABAMA 0.9%

University of South Alabama Revenue Bonds, (BAM Insured), Series 2019
5.000% due 04/01/2035	$1,115	$1,215

ALASKA 0.9%

Alaska Housing Finance Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2034	1,015	1,152

ARKANSAS 1.0%

University of Arkansas Revenue Notes, Series 2020
5.000% due 12/01/2028	1,210	1,370

CALIFORNIA 7.8%

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2036 (a)	945	556

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2035	1,900	1,939

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 10/01/2032	1,230	1,273

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2031	1,605	1,796

San Diego Community College District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2041 (b)	4,505	2,571

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (b)	1,070	1,099

Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.500% due 08/01/2038	1,120	1,156

		10,390

CONNECTICUT 3.1%

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 01/01/2028	1,475	1,652

Connecticut State General Obligation Bonds, Series 2015
5.000% due 11/15/2028	195	207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Connecticut Revenue Bonds, Series 2016
5.000% due 03/15/2030	$2,200	$2,352

		4,211

FLORIDA 4.0%

Central Florida Expressway Authority Revenue Bonds, Series 2016
4.000% due 07/01/2031	2,190	2,250

Orange County, Florida School Board Certificates of Participation Bonds, Series 2017
5.000% due 08/01/2028	1,600	1,796

St Johns County, Florida School Board Certificates of Participation Bonds, Series 2019
5.000% due 07/01/2034	1,130	1,281

		5,327

GEORGIA 1.1%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2014
5.000% due 01/01/2027	1,395	1,410

ILLINOIS 13.2%

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,044

Cook County, Illinois Community Consolidated School District No 15 Palatine General Obligation Notes, Series 2016
5.000% due 12/01/2023	235	238

Cook County, Illinois Community Consolidated School District No 65 Evanston General Obligation Bonds, Series 2014
0.000% due 12/01/2032 (a)	1,000	642

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Bonds, Series 2013
4.250% due 12/01/2024	635	641

Cook County, Illinois Community School District No 106, Louisiana Grange General Obligation Bonds, Series 2022
5.000% due 12/01/2034	510	592

Cook County, Illinois Community Unit School District No 401 Elmwood Park General Obligation Notes, Series 2021
4.000% due 12/01/2025	1,500	1,553

Cook County, Illinois School District No 111 Burbank General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 12/01/2029	725	759
4.000% due 12/01/2030	1,020	1,067

40	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cook County, Illinois School District No 111 Burbank General Obligation Notes, (AGM Insured), Series 2016
4.000% due 12/01/2023	$535	$539

Du Page County, Illinois School District No 33 West Chicago General Obligation Bonds, Series 2015
4.000% due 12/01/2026	825	833

Illinois Finance Authority Revenue Bonds, Series 2013
5.000% due 11/15/2025	500	501

Illinois State Toll Highway Authority Revenue Bonds, Series 2014
5.000% due 01/01/2036	2,125	2,149

University of Illinois Revenue Bonds, Series 2015
5.000% due 04/01/2030	700	723

Village of Arlington Heights, Illinois General Obligation Bonds, Series 2016
4.000% due 12/01/2036	1,000	1,020

Village of Bolingbrook, Illinois General Obligation Bonds, Series 2019
4.000% due 01/01/2033	1,445	1,447

Village of Streamwood, Illinois General Obligation Bonds, Series 2019
5.000% due 12/01/2032	1,005	1,136

Will County, Illinois School District No 122 General Obligation Bonds, Series 2022
4.000% due 10/01/2033	1,430	1,541

Will County, Illinois School District No 86 Joliet General Obligation Notes, (BAM Insured), Series 2022
4.000% due 03/01/2029	1,135	1,219

		17,644

INDIANA 0.9%

Fort Wayne Redevelopment Authority, Indiana Revenue Notes, Series 2022
5.000% due 12/15/2028	675	759
5.000% due 12/15/2029	360	411

		1,170

IOWA 1.9%

Waukee Community School District, Iowa Revenue Notes, Series 2017
4.000% due 06/01/2024	1,220	1,237
4.000% due 06/01/2025	1,270	1,301

		2,538

KENTUCKY 4.9%

Boone County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2025	300	301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2015
3.000% due 02/01/2025	$425	$426
3.000% due 02/01/2026	630	634

Jefferson County, Kentucky School District Finance Corp. Revenue Bonds, Series 2017
5.000% due 08/01/2028	1,000	1,094

Kenton County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 02/01/2026	280	281

Oldham County, Kentucky School District Finance Corp. Revenue Bonds, Series 2016
4.000% due 09/01/2027	1,000	1,056

Owen County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
4.000% due 04/01/2026	1,270	1,320

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2016
4.000% due 05/01/2027	1,320	1,384

		6,496

LOUISIANA 2.5%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2022
5.000% due 08/15/2037	2,000	2,098

St Martin Parish School Board, Louisiana General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2028	1,080	1,191

		3,289

MARYLAND 1.1%

Baltimore County, Maryland General Obligation Bonds, Series 2014
4.000% due 02/01/2033	1,425	1,438

MASSACHUSETTS 1.1%

Commonwealth of Massachusetts Transportation Fund Revenue Bonds, Series 2017
5.000% due 06/01/2034	1,500	1,535

MICHIGAN 8.7%

Battle Creek School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2028	175	188

Bellevue Community Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2031	1,065	1,142

Central Michigan University Revenue Notes, Series 2016
5.000% due 10/01/2024	350	361

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Schedule of Investments PIMCO National Municipal Intermediate Value  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charles Stewart Mott Community College, Michigan General Obligation Notes, (BAM Insured), Series 2016
3.000% due 05/01/2024	$225	$225

Durand Area Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2028	1,215	1,273
5.000% due 05/01/2029	1,225	1,282

Fremont Public Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2019
5.000% due 05/01/2034	1,000	1,121

L’Anse Creuse Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2025	695	730

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2033	1,975	2,016

Oakland University, Michigan Revenue Bonds, Series 2016
5.000% due 03/01/2029	1,000	1,060

Rochester Community School District, Michigan General Obligation Bonds, Series 2016
5.000% due 05/01/2032	2,075	2,215

		11,613

MINNESOTA 1.9%

Cass Lake-Bena Independent School District No 115, Minnesota General Obligation Notes, Series 2019
5.000% due 02/01/2027	1,440	1,578

Minnesota Housing Finance Agency Revenue Bonds, Series 2015
5.000% due 08/01/2036	1,000	1,025

		2,603

MISSOURI 1.9%

Greene County, Missouri Certificates of Participation Bonds, Series 2018
5.000% due 09/01/2034	1,185	1,322

Missouri Development Finance Board Revenue Bonds, Series 2022
5.250% due 05/01/2035	485	566
5.250% due 05/01/2037	300	341

Missouri Joint Municipal Electric Utility Commission Revenue Notes, Series 2014
5.000% due 01/01/2024	300	305

		2,534

NEVADA 4.0%

Clark County, Nevada General Obligation Bonds, Series 2018
5.000% due 06/01/2034	2,225	2,464

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clark County, Nevada School District General Obligation Notes, Series 2022
5.000% due 06/15/2028	$1,500	$1,686

Clark Department of Aviation, Nevada Revenue Notes, Series 2022
5.000% due 07/01/2026	1,170	1,233

		5,383

NEW JERSEY 1.9%

New Jersey Turnpike Authority Revenue Bonds, Series 2014
4.000% due 01/01/2035	2,555	2,579

NEW YORK 4.3%

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2033	1,000	1,121

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
5.000% due 06/15/2035	1,600	1,639

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2029	1,450	1,669

Trust for Cultural Resources of The City of New York Revenue Bonds, Series 2014
5.000% due 07/01/2034	1,300	1,330

		5,759

OHIO 2.2%

Piqua City School District, Ohio Certificates of Participation Bonds, (BAM insured), Series 2019
4.000% due 03/01/2035	1,225	1,282

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2023	200	202
4.000% due 12/01/2024	200	204

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured),Series 2015
4.000% due 12/01/2025	215	223

Warren City School District, Ohio General Obligation Bonds, Series 2020
4.000% due 12/01/2030	1,000	1,050

		2,961

OREGON 1.9%

Clackamas & Washington Counties School District No 3, Oregon General Obligation Bonds, Series 2022
0.000% due 06/15/2036 (a)	1,605	931

42	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 06/01/2036 (b)	$1,685	$1,576

		2,507

PENNSYLVANIA 4.4%

Avon Grove School District Chester County, Pennsylvania General Obligation Bonds, Series 2022
4.000% due 11/15/2036	1,000	1,044

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2028	1,095	1,209

Commonwealth of Pennsylvania General Obligation Bonds, Series 2015
5.000% due 08/15/2031	2,000	2,108

Commonwealth of Pennsylvania General Obligation Bonds, Series 2017
4.000% due 01/01/2029	1,220	1,288

Pennsylvania Turnpike Commission Revenue Notes, Series 2015
5.000% due 12/01/2025	200	213

		5,862

RHODE ISLAND 0.7%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2016
5.000% due 09/15/2030	900	965

SOUTH CAROLINA 0.8%

South Carolina Ports Authority Revenue Bonds, Series 2018
5.000% due 07/01/2034	1,025	1,105

SOUTH DAKOTA 0.8%

South Dakota Board of Regents Revenue Bonds, Series 2017
5.000% due 04/01/2032	1,010	1,095

TEXAS 11.1%

Brazoria-Fort Bend County, Texas Municipal Utility District No 1 General Obligation Notes, (BAM Insured), Series 2016
3.000% due 09/01/2023	845	844

County of Fort Bend, Texas Toll Road Revenue Bonds, Series 2016
5.000% due 03/01/2032	1,440	1,504

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2027	500	505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dallas, Texas Hotel Occupancy Tax Revenue Bonds, Series 2021
4.000% due 08/15/2036	$2,850	$2,823

Denton County, Texas Fresh Water Supply District No 10 General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2024	1,245	1,246

Frisco, Texas General Obligation Bonds, Series 2013
4.000% due 02/15/2028	1,000	1,001

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, (BAM Insured), Series 2015
3.000% due 09/01/2024	235	235
3.000% due 09/01/2025	235	235

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2026	870	879
3.000% due 09/01/2027	860	869

Lower Colorado River Authority, Texas Revenue Bonds, Series 2013
5.000% due 05/15/2039	2,400	2,402

Travis County Water Control & Improvement District No 17, Texas General Obligation Notes, (BAM Insured), Series 2016
3.000% due 11/01/2025	590	591

Waller County, Texas General Obligation Bonds, Series 2023
4.000% due 02/15/2037	1,615	1,649

		14,783

UTAH 0.8%

University of Utah Revenue Bonds, Series 2022
4.000% due 08/01/2036	1,000	1,054

VERMONT 0.1%

Vermont Housing Finance Agency Revenue Notes, Series 2016
1.950% due 05/01/2023	130	130

WASHINGTON 0.3%

Grant County, Washington Public Utility District No 2 Revenue Notes, Series 2015
5.000% due 01/01/2026	395	415

WEST VIRGINIA 1.6%

West Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/01/2026	560	561

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Schedule of Investments PIMCO National Municipal Intermediate Value  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia State Water Development Authority, Revenue Bonds, Series 2014
5.000% due 07/01/2031	$1,500	$1,539

		2,100

WISCONSIN 2.2%

Clinton Community School District, Wisconsin General Obligation Notes, Series 2021
4.000% due 03/01/2029	1,210	1,305

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	1,500	1,635

		2,940

Total Municipal Bonds & Notes (Cost $127,976)		125,573

	SHARES
SHORT-TERM INSTRUMENTS 0.4%

MUTUAL FUNDS 0.4%

Fidelity Investments Money Market Government Portfolio, Class I
4.900% (c)	550,777	551

Total Short-Term Instruments (Cost $551)		551

Total Investments in Securities (Cost $128,527)		126,124

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.8%

SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%

PIMCO Short-Term Floating NAV Portfolio III	653,063	$6,349

Total Short-Term Instruments (Cost $6,349)		6,349

Total Investments in Affiliates (Cost $6,349)		6,349

Total Investments 99.2% (Cost $134,876)		$132,473

Other Assets and Liabilities, net 0.8%		1,072

Net Assets 100.0%		$133,545

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Zero coupon security.

(b)	Security becomes interest bearing at a future date.

(c)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,215	$0	$1,215
Alaska	0	1,152	0	1,152
Arkansas	0	1,370	0	1,370
California	0	10,390	0	10,390
Connecticut	0	4,211	0	4,211

44	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Florida	$0	$5,327	$0	$5,327
Georgia	0	1,410	0	1,410
Illinois	0	17,644	0	17,644
Indiana	0	1,170	0	1,170
Iowa	0	2,538	0	2,538
Kentucky	0	6,496	0	6,496
Louisiana	0	3,289	0	3,289
Maryland	0	1,438	0	1,438
Massachusetts	0	1,535	0	1,535
Michigan	0	11,613	0	11,613
Minnesota	0	2,603	0	2,603
Missouri	0	2,534	0	2,534
Nevada	0	5,383	0	5,383
New Jersey	0	2,579	0	2,579
New York	0	5,759	0	5,759
Ohio	0	2,961	0	2,961
Oregon	0	2,507	0	2,507
Pennsylvania	0	5,862	0	5,862
Rhode Island	0	965	0	965
South Carolina	0	1,105	0	1,105
South Dakota	0	1,095	0	1,095
Texas	0	14,783	0	14,783
Utah	0	1,054	0	1,054
Vermont	0	130	0	130
Washington	0	415	0	415
West Virginia	0	2,100	0	2,100
Wisconsin	0	2,940	0	2,940
Short-Term Instruments
Mutual Funds	551	0	0	551

	$551	$125,573	$0	$126,124

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,349	$0	$0	$6,349

Total Investments	$6,900	$125,573	$0	$132,473

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.3%

MUNICIPAL BONDS & NOTES 94.1%

ALABAMA 1.9%

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	$2,150	$2,219

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	1,525	1,526

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,185	2,125

		5,870

ARIZONA 0.8%

Town of Queen Creek, Arizona Excise Tax Revenue Bound, Series 2022
5.000% due 08/01/2047	2,090	2,324

ARKANSAS 1.4%

University of Arkansas Revenue Bonds, Series 2022
5.000% due 04/01/2052	4,000	4,360

CALIFORNIA 3.8%

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	130	130

California State General Obligation Bonds, Series 2022
5.000% due 04/01/2042	1,000	1,075

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,185	2,240

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (b)	1,000	816

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
3.905% (US0003M) due 09/01/2027 ~	1,000	998

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2022
5.000% due 05/15/2047	5,775	6,348

		11,607

COLORADO 1.6%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	2,500	2,644

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northern Colorado Water Conservancy District Certificates Of Participation, Series 2022
5.250% due 07/01/2052	$2,100	$2,306

		4,950

CONNECTICUT 7.6%

Connecticut Special Tax State Revenue Bonds, Series 2014
5.000% due 09/01/2032	4,700	4,845
5.000% due 09/01/2034	2,425	2,492

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2032	1,000	1,051

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2036	1,000	1,094
5.000% due 10/01/2037	5,710	6,251
5.000% due 01/01/2038	2,340	2,529
5.000% due 10/01/2038	4,370	4,776

		23,038

DISTRICT OF COLUMBIA 1.2%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 10/01/2042	3,475	3,583

FLORIDA 2.6%

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2015
5.000% due 10/01/2038	5,525	5,616

Pinellas Park, Florida Revenue Bonds, Series 2022
5.000% due 09/01/2049	2,200	2,413

		8,029

GEORGIA 1.0%

Coweta County Public Facilities Authority, Georgia Revenue Bonds,Series 2022
5.000% due 09/01/2047	1,000	1,117

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	2,000	1,957

		3,074

HAWAII 1.5%

Hawaii Housing Finance & Development Corp. Revenue Bonds, Series 2011
4.950% due 04/01/2029	4,425	4,516

46	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 17.5%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2032	$2,465	$2,544
5.000% due 01/01/2046	1,340	1,352

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,052
5.000% due 01/01/2036	2,925	3,050
5.000% due 01/01/2041	5,665	5,826

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.500% due 01/01/2033	525	536

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2040	1,975	2,002

Chicago Transit Authority, Illinois Revenue Bonds, Series 2014
5.250% due 12/01/2049	1,210	1,224

Cook County, Illinois School District No 36 Winnetka General Obligation Bonds, (AGM Insured), Series 2022
4.000% due 12/01/2042	1,805	1,809

Illinois Development Finance Authority Revenue Bonds, Series 1991
0.000% due 07/15/2025 (b)	6,595	6,154

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2045	3,500	3,584

Illinois Finance Authority Revenue Bonds, Series 2021
5.000% due 08/15/2036	1,350	1,514

Illinois Finance Authority Revenue Bonds, Series 2022
5.000% due 08/15/2047	1,775	1,883

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	3,230	3,334

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	2,200	2,284

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.250% due 01/01/2043	2,200	2,333
5.250% due 01/01/2048	2,000	2,104

University of Illinois Revenue Bonds, Series 2013
5.000% due 04/01/2026	3,310	3,312

University of Illinois Revenue Bonds, Series 2014
5.000% due 04/01/2039	900	908
5.000% due 04/01/2044	3,900	3,910

University of Illinois Revenue Bonds, Series 2015
4.000% due 04/01/2034	640	641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Will County, Illinois General Obligation Bonds, Series 2016
5.000% due 11/15/2033	$1,000	$1,059

Will Grundy Etc Counties Community College District No 525, Illinois General Obligation Bonds, Series 2013
5.250% due 06/01/2036	825	840

		53,255

LOUISIANA 1.0%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2022
5.000% due 08/15/2037	1,000	1,049

New Orleans Aviation Board, Louisiana Revenue Bonds, (AGM Insured), Series 2015
5.000% due 01/01/2032	1,000	1,024

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	1,000	1,007

		3,080

MAINE 1.8%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, (BAM Insured), Series 2022
5.500% due 07/01/2050	5,000	5,571

MARYLAND 0.2%

Montgomery County, Maryland Housing Opportunities Commission Revenue Bonds, Series 2005
5.000% due 07/01/2031	625	655

MASSACHUSETTS 1.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2015
5.000% due 07/01/2045	2,825	2,912

Massachusetts Port Authority Revenue Bonds, Series 2019
5.000% due 07/01/2034	1,000	1,098

		4,010

MICHIGAN 5.4%

Holly Area School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2022
5.000% due 05/01/2044	3,240	3,603

Lansing School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2022
5.000% due 05/01/2046	3,650	3,967

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	$2,430	$2,532

Saginaw City School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2021
4.000% due 05/01/2050	750	720

Troy School District, Michigan General Obligation, (Q-SBLF Insured), Series 2023
5.000% due 05/01/2047	2,515	2,756

Warren Consolidated Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2022
5.000% due 05/01/2040	2,650	2,955

		16,533

MISSOURI 3.7%

Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Bonds, Series 2019
5.000% due 10/01/2044	2,225	2,436

Blue Springs, Missouri Revenue Bonds, Series 2022
5.000% due 08/01/2052	2,500	2,596

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2019
5.000% due 03/01/2037	2,930	3,109

Orchard Farm R-V School District, Missouri Certificates of Participation Bonds, Series 2022
5.500% due 04/01/2047	3,000	3,227

		11,368

NEW JERSEY 0.3%

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2044	1,000	1,043

NEW YORK 9.4%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 05/01/2042	1,000	1,002

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.000% due 02/01/2047	2,535	2,770

New York City, New York General Obligation Bonds, Series 2016
5.000% due 08/01/2038	2,800	2,991

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
5.000% due 05/01/2052	2,500	2,631

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2014
5.000% due 03/15/2036	$4,915	$5,011

New York State Dormitory Authority School Districts Financing Program Revenue Bonds, (BAM Insured), Series 2022
5.000% due 10/01/2036	3,000	3,435

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.000% due 10/15/2044	4,250	4,313

Schenectady County Capital Resource Corp. Union College Project, New York Revenue Bonds Series 2022
5.250% due 07/01/2052	1,000	1,092

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Bonds, New York Revenue Bonds, Series 2022
5.000% due 05/15/2047	4,855	5,294

		28,539

NORTH CAROLINA 1.5%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2013
5.000% due 01/15/2039	4,450	4,442

OHIO 3.1%

Brecksville-Broadview Heights City School District, Ohio General Obligation Bonds, Series 2018
5.000% due 12/01/2045	1,000	1,016

Coshocton County, Ohio General Obligation Bonds, Series 2023
5.000% due 12/01/2048	3,405	3,599

Cuyahoga County, Ohio Revenue Bonds, Series 2022
5.500% due 12/01/2039	2,090	2,418

Lake Local School District/Wood County, Ohio General Obligation Bonds, Series 2022
4.000% due 12/01/2051	1,500	1,412

Warren City School District, Ohio Certificates of Participation Bonds, Series 2023
4.625% due 12/01/2052 (a)	1,000	977

		9,422

OKLAHOMA 0.9%

Oklahoma Water Resources Board State Loan Program Revenue Bonds, Series 2022
5.000% due 10/01/2047	2,500	2,804

OREGON 1.1%

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 06/01/2042 (c)	3,775	3,351

48	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 11.4%

Altoona Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 12/01/2039	$2,375	$2,507

Commonwealth of Pennsylvania Certificates of Participation Bonds, Series 2018
5.000% due 07/01/2043	3,200	3,375

Dallastown Area, Pennsylvania School District General Obligation Bonds, Series 2022
5.000% due 03/15/2040	1,750	1,900
5.000% due 03/15/2041	1,750	1,897

Lancaster County, Pennsylvania Convention Center Authority Revenue Bonds, Series 2022
4.000% due 05/01/2049	2,000	1,928

Manheim Central School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2022
5.000% due 04/01/2041	2,505	2,721

Mechanicsburg Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2023
5.000% due 05/15/2048	1,770	1,904

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2039	1,000	1,021
5.000% due 12/01/2044	6,465	6,570

Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	1,000	1,038
5.000% due 12/01/2045	3,750	3,855

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2041	2,600	2,712

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2042	2,050	2,158
5.000% due 12/01/2047	1,000	1,043

		34,629

TEXAS 7.0%

Angleton Independent School District, Texas General Obligation Bonds, (BAM Insured), Series 2023
4.000% due 02/15/2047	1,000	972

Austin, Texas Airport System Revenue Bonds, Series 2022
5.250% due 11/15/2047	1,725	1,854

Brownsville, Texas General Obligation Bonds, Series 2018
5.000% due 02/15/2043	1,000	1,032

City of Georgetown, Texas Utility System Revenue Bonds, (AGM Insured), Series 2022
5.000% due 08/15/2042	4,000	4,374

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gulf Coast Water Authority, Texas Revenue Bonds, Series 2023
4.500% due 08/15/2052	$1,240	$1,254

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 07/01/2052	2,500	2,613

Little Elm Independent School District, Texas General Obligations, Series 2023
4.000% due 08/15/2048	1,945	1,885

Lower Colorado River Authority, Texas Revenue Bonds, Series 2013
5.000% due 05/15/2027	1,195	1,198

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	2,345	2,463

Palacios Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
4.000% due 02/15/2051	1,500	1,490

Tarrant County, Texas Hospital District General Obligation Bonds, Series 2023
4.250% due 08/15/2048	2,280	2,277

		21,412

UTAH 2.4%

City of Salt Lake, Utah Revenue Bonds, Series 2021
5.000% due 07/01/2037	1,000	1,083

Intermountain Power Agency, Utah Power Supply Revenue Bonds, Series 2022
5.000% due 07/01/2043	1,000	1,108

South Utah Valley Solid Waste District Revenue Bonds, Series 2022
5.000% due 04/15/2047	1,450	1,576

Utah County, Utah Revenue Bonds, Series 2014
5.000% due 05/15/2045	3,445	3,494

		7,261

VIRGINIA 0.9%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Bonds, (FHA Insured), Series 2007
4.750% due 04/01/2038	2,775	2,782

WASHINGTON 1.8%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, (NPFGC Insured), Series 1998
4.750% due 02/01/2028	1,280	1,320

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	49

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port of Seattle, Washington Revenue Bonds, Series 2018
5.000% due 05/01/2043	$4,000	$4,132

		5,452

Total Municipal Bonds & Notes (Cost $286,061)		286,960

	SHARES
SHORT-TERM INSTRUMENTS 0.2%

MUTUAL FUNDS 0.2%

Fidelity Investments Money Market Government Portfolio, Class I
4.900% (d)	660,902	661

Total Short-Term Instruments (Cost $661)		661

Total Investments in Securities (Cost $286,722)		287,621

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.2%

SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short-Term Floating NAV Portfolio III	1,627,549	$15,823

Total Short-Term Instruments (Cost $15,809)		15,823

Total Investments in Affiliates (Cost $15,809)		15,823

Total Investments 99.5% (Cost $302,531)		$303,444

Other Assets and Liabilities, net 0.5%		1,586

Net Assets 100.0%		$305,030

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$5,870	$0	$5,870
Arizona	0	2,324	0	2,324
Arkansas	0	4,360	0	4,360
California	0	11,607	0	11,607
Colorado	0	4,950	0	4,950
Connecticut	0	23,038	0	23,038
District of Columbia	0	3,583	0	3,583
Florida	0	8,029	0	8,029
Georgia	0	3,074	0	3,074
Hawaii	0	4,516	0	4,516

50	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Illinois	$0	$53,255	$0	$53,255
Louisiana	0	3,080	0	3,080
Maine	0	5,571	0	5,571
Maryland	0	655	0	655
Massachusetts	0	4,010	0	4,010
Michigan	0	16,533	0	16,533
Missouri	0	11,368	0	11,368
New Jersey	0	1,043	0	1,043
New York	0	28,539	0	28,539
North Carolina	0	4,442	0	4,442
Ohio	0	9,422	0	9,422
Oklahoma	0	2,804	0	2,804
Oregon	0	3,351	0	3,351
Pennsylvania	0	34,629	0	34,629
Texas	0	21,412	0	21,412
Utah	0	7,261	0	7,261
Virginia	0	2,782	0	2,782
Washington	0	5,452	0	5,452
Short-Term Instruments
Mutual Funds	661	0	0	661

	$661	$286,960	$0	$287,621

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,823	$0	$0	$15,823

Total Investments	$16,484	$286,960	$0	$303,444

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	51

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Prior to April 29, 2022 Gurtin Fixed Income Management, LLC doing business as Gurtin Municipal Bond Management (“Gurtin”) served as the sub-adviser for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

52	MUNICIPAL VALUE FUNDS

March 31, 2023

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Municipal Intermediate Value Fund	Daily	Monthly

PIMCO California Municipal Opportunistic Value Fund	Daily	Monthly

PIMCO National Municipal Intermediate Value Fund	Daily	Monthly

PIMCO National Municipal Opportunistic Value Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

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Notes to Financial Statements (Cont.)

(c) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will

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change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a

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Notes to Financial Statements (Cont.)

liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in

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currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other

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series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Municipal Intermediate Value Fund	$0	$21,538	$(20,004)	$2	$1	$1,537	$38	$0

PIMCO California Municipal Opportunistic Value Fund	0	137,330	(116,100)	(1)	14	21,243	329	0

PIMCO National Municipal Intermediate Value Fund	0	111,826	(105,500)	23	0	6,349	226	0

PIMCO National Municipal Opportunistic Value Fund	0	111,506	(95,700)	3	14	15,823	406	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S.

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Notes to Financial Statements (Cont.)

Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged

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will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Small Fund	X	—	—	—

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Issuer	X	X	X	X

Liquidity	X	X	X	X

Income	X	X	X	X

Extension	X	X	X	X

Prepayment	X	X	X	X

When-issued Securities	X	X	X	X

Issuer Non-Diversification	X	X	X	X

Management	X	X	X	X

Municipal Instruments	X	X	X	X

California and Single State Municipal Securities	X	X	—	—

Single State Municipal Securities	—	—	X	X

Municipal Project-Specific	X	X	X	X

Floating Rate Securities	X	X	X	X

Tax-Exempt Status	X	X	X	X

Taxation	X	X	X	X

U.S. Treasury and Agency Securities	X	X	X	X

General Obligation Bond	X	X	X	X

Lease Revenue Bond	X	X	X	X

Revenue Bond	X	X	X	X

Zero Coupon Bond	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

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Notes to Financial Statements (Cont.)

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Income Risk  is the risk that when interest rates fall, a Fund’s income may decline. This decline can occur because a Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates.

When-Issued Securities Risk  is the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date.

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Because the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Instruments Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal.

California and Single State Municipal Securities Risk  is the risk that because a Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

Single State Municipal Securities Risk  is the risk that because a Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Floating Rate Securities Risk  is the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate (“LIBOR”), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

ANNUAL REPORT	MARCH 31, 2023	63

Notes to Financial Statements (Cont.)

Tax-Exempt Status Risk  is the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Taxation Risk  is the risk that to the extent that a Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although a Fund seeks to invest primarily in securities that are not subject to regular federal income tax and California state income tax, a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax.

U.S. Treasury and Agency Securities Risk  is the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

General Obligation Bond Risk  is the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors.

Lease Revenue Bond Risk  is the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Revenue Bond Risk  is the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which a Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds.

Zero Coupon Bond Risk  is the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising

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March 31, 2023

from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the

ANNUAL REPORT	MARCH 31, 2023	65

Notes to Financial Statements (Cont.)

unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, its service providers, trading counterparties or the issuers in which a Fund invests.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for the Institutional Class, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to the Institutional Class):

Fund Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO California Municipal Intermediate Value Fund	0.30%	(1)	0.20%
PIMCO California Municipal Opportunistic Value Fund	0.40%	(2)	0.23%
PIMCO National Municipal Intermediate Value Fund	0.30%	(1)	0.20%
PIMCO National Municipal Opportunistic Value Fund	0.40%	(2)	0.23%

(1)	PIMCO has contractually agreed through July 31, 2023 to reduce its advisory fee by 0.11% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed through July 31, 2023 to reduce its advisory fee by 0.03% of the average daily net assets of the Fund.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s

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executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed through July 31, 2023 to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed through July 31, 2023 to waive its advisory fee by 0.11% of the average daily net assets of the PIMCO California Municipal Intermediate Value Fund and PIMCO National Municipal Intermediate Value Fund and by 0.03% of the average daily net assets of the PIMCO California Municipal Opportunistic Value Fund and PIMCO National Municipal Opportunistic Value Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. PIMCO may not recoup these waivers.

ANNUAL REPORT	MARCH 31, 2023	67

Notes to Financial Statements (Cont.)

Pursuant to the Expense Limitation Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Municipal Intermediate Value Fund	$44

PIMCO California Municipal Opportunistic Value Fund	66

PIMCO National Municipal Intermediate Value Fund	167

PIMCO National Municipal Opportunistic Value Fund	87

†	A zero balance may reflect actual amounts rounding to less than one thousand.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Municipal Intermediate Value Fund	$0	$0	$1,365	$38,744

PIMCO California Municipal Opportunistic Value Fund	0	0	115,875	94,297

PIMCO National Municipal Intermediate Value Fund	0	0	37,328	102,171

PIMCO National Municipal Opportunistic Value Fund	0	0	147,677	50,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Municipal Intermediate Value Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	776	$7,643	2,018	$21,286

Issued as reinvestment of distributions

Institutional Class	69	683	90	943

Cost of shares redeemed

Institutional Class	(4,766)	(47,073)	(2,193)	(22,974)

Net increase (decrease) resulting from Fund share transactions	(3,921)	$(38,747)	(85)	$(745)

	PIMCO California Municipal Opportunistic Value Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	12,093	$117,410	0	$0

Issued as reinvestment of distributions

Institutional Class	625	6,074	506	5,174

Cost of shares redeemed

Institutional Class	(9,372)	(90,940)	(2,775)	(28,373)

Net increase (decrease) resulting from Fund share transactions	3,346	$32,544	(2,269)	$(23,199)

	PIMCO National Municipal Intermediate Value Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	12,524	$124,541	6,321	$67,338

Issued as reinvestment of distributions

Institutional Class	260	2,586	241	2,557

Cost of shares redeemed

Institutional Class	(20,462)	(204,097)	(2,826)	(29,853)

Net increase (decrease) resulting from Fund share transactions	(7,678)	$(76,970)	3,736	$40,042

ANNUAL REPORT	MARCH 31, 2023	69

Notes to Financial Statements (Cont.)

	PIMCO National Municipal Opportunistic Value Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	18,394	$180,148	0	$0

Issued as reinvestment of distributions

Institutional Class	856	8,353	493	5,137

Cost of shares redeemed

Institutional Class	(8,613)	(84,022)	(3,378)	(35,254)

Net increase (decrease) resulting from Fund share transactions	10,637	$104,479	(2,885)	$(30,117)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

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March 31, 2023

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO California Municipal Intermediate Value Fund	$23	$0	$0	$(723)	$0	$(1,370)	$0	$0	$(2,070)

PIMCO California Municipal Opportunistic Value Fund	0	0	0	1,831	0	(510)	0	0	1,321

PIMCO National Municipal Intermediate Value Fund	20	0	0	(2,403)	(20)	(4,709)	0	0	(7,112)

PIMCO National Municipal Opportunistic Value Fund	0	0	0	907	(1)	(325)	0	0	581

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Municipal Intermediate Value Fund	$83	$1,287

PIMCO California Municipal Opportunistic Value Fund	510	0

PIMCO National Municipal Intermediate Value Fund	2,011	2,698

PIMCO National Municipal Opportunistic Value Fund	126	199

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2023	71

Notes to Financial Statements (Cont.)

March 31, 2023

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Municipal Intermediate Value Fund	$26,827	$90	$(812)	$(722)

PIMCO California Municipal Opportunistic Value Fund	238,224	3,699	(1,868)	1,831

PIMCO National Municipal Intermediate Value Fund	134,876	640	(3,043)	(2,403)

PIMCO National Municipal Opportunistic Value Fund	302,537	3,268	(2,361)	907

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Adjusted for open wash sale loss deferrals.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023				March 31, 2022

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Municipal Intermediate Value Fund	$642	$41	$0	$0	$943	$0	$0	$0

PIMCO California Municipal Opportunistic Value Fund	5,589	450	41	0	4,777	128	275	0

PIMCO National Municipal Intermediate Value Fund	2,441	379	0	0	2,609	9	0	0

PIMCO National Municipal Opportunistic Value Fund	7,848	514	0	0	5,153	32	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

72	MUNICIPAL VALUE FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended March 31, 2023 and for the period October 1, 2018 through March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the four years in the period ended March 31, 2023 and for the period October 1, 2018 through March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2018 and the financial highlights for the year ended September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation

ANNUAL REPORT	MARCH 31, 2023	73

Report of Independent Registered Public Accounting Firm (Cont.)

of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

74	MUNICIPAL VALUE FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund
BAM	Build America Mutual Assurance	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	SGI	Syncora Guarantee, Inc.

Other Abbreviations:
TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2023	75

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO California Municipal Intermediate Value Fund	0.00%	0.00%	$683	$0	$0
PIMCO California Municipal Opportunistic Value Fund	0.00%	0.00%	6,035	0	0
PIMCO National Municipal Intermediate Value Fund	0.00%	0.00%	2,820	0	0
PIMCO National Municipal Opportunistic Value Fund	0.00%	0.00%	8,362	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO California Municipal Intermediate Value Fund	0.00%

PIMCO California Municipal Opportunistic Value Fund	0.00%

PIMCO National Municipal Intermediate Value Fund	0.00%
PIMCO National Municipal Opportunistic Value Fund	0.00%

76	MUNICIPAL VALUE FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2023	77

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

78	MUNICIPAL VALUE FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2023	79

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

80	MUNICIPAL VALUE FUNDS

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2023	81

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

82	MUNICIPAL VALUE FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3027AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the Funds (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the Funds (Cont.)

gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the Funds (Cont.)

requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the "Act"), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	MARCH 31, 2023	11

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	(6.68)%	4.00%	3.77%	6.41%
PIMCO All Asset Fund I-2	(6.76)%	3.91%	3.67%	6.31%
PIMCO All Asset Fund I-3	(6.80)%	3.86%	3.63%	6.26%
PIMCO All Asset Fund Administrative Class	(6.97)%	3.74%	3.51%	6.15%
PIMCO All Asset Fund Class A	(7.09)%	3.53%	3.29%	5.85%
PIMCO All Asset Fund Class A (adjusted)	(10.58)%	2.75%	2.90%	5.65%
PIMCO All Asset Fund Class C	(7.80)%	2.74%	2.51%	5.05%
PIMCO All Asset Fund Class C (adjusted)	(8.67)%	2.74%	2.51%	5.05%
PIMCO All Asset Fund Class R	(7.36)%	3.27%	3.03%	5.57%
Bloomberg U.S. TIPS: 1-10 Year Index	(2.92)%	3.18%	1.55%	3.77%
Consumer Price Index + 500 Basis Points	9.99%	8.88%	7.65%	7.53%
Lipper Alternative Global Macro Funds Average	(3.50)%	2.36%	2.47%	3.56%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and expenses (Underlying PIMCO Fund expenses), were 0.995% for the Institutional Class shares, 1.095% for I-2 shares, 1.195% for I-3 shares, 1.245% for Administrative Class shares, 1.445% for Class A shares, 2.195% for Class C shares, and 1.695% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of March 31, 2023†§

PIMCO All Asset: Multi-RAE PLUS Fund	20.4%
PIMCO All Asset: Multi-Real Fund	15.6%
PIMCO Total Return Fund	8.2%
PIMCO Low Duration Fund	7.2%
PIMCO Emerging Markets Bond Fund	5.4%
PIMCO Emerging Markets Local Currency and Bond Fund	5.2%
PIMCO TRENDS Managed Futures Strategy Fund	3.5%
PIMCO RAE Worldwide Long/Short PLUS Fund	3.4%
PIMCO RAE Fundamental Advantage PLUS Fund	3.3%
PIMCO Real Return Fund	3.1%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust, or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in U.S. TIPS, through exposure to the PIMCO Real Return Fund and the PIMCO Long-Term Real Return Fund, primarily during the second half of the year, contributed to performance, as these Underlying PIMCO Funds and exposures posted positive returns.

»	Positions in U.S. small equities, primarily through exposure to the PIMCO RAE US Small Fund, and the Russell 2000 Index and Bloomberg Russell 2000 Value gained via the PIMCO All Asset: Multi-RAE PLUS Fund, contributed to performance, particularly during the last months of the year, as these Underlying PIMCO Funds and exposures posted positive returns.

»	There were no other material contributors for this Fund.
»	Positions in real estate investment trusts, principally through exposure to the Dow Jones U.S. Select REIT Total Return Index gained via the PIMCO All Asset: Multi-Real Fund and the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as these exposures and Underlying PIMCO Funds posted negative returns.

»	Positions in emerging markets equities, primarily through exposure to the PIMCO RAE Emerging Markets Fund and the MSCI Emerging Markets Index gained via the PIMCO All Asset: Multi-RAE PLUS Fund, detracted from performance, as these Underlying PIMCO Funds and exposures posted negative returns.

»	Positions in long duration bonds, through exposure to the PIMCO Long-Term U.S. Government Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund, detracted from performance, as these Underlying PIMCO Funds and exposures posted negative returns.

ANNUAL REPORT	MARCH 31, 2023	13

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	(10.29)%	1.26%	1.08%	4.47%
PIMCO All Asset All Authority Fund I-2	(10.39)%	1.13%	0.96%	4.33%
PIMCO All Asset All Authority Fund I-3	(10.46)%	1.09%	0.89%	4.31%
PIMCO All Asset All Authority Fund Class A	(10.81)%	0.77%	0.60%	3.93%
PIMCO All Asset All Authority Fund Class A (adjusted)	(15.72)%	(0.36)%	0.03%	3.72%
PIMCO All Asset All Authority Fund Class C	(11.49)%	0.01%	(0.15)%	3.15%
PIMCO All Asset All Authority Fund Class C (adjusted)	(12.31)%	0.01%	(0.15)%	3.15%
Bloomberg U.S. TIPS Index	(6.06)%	2.94%	1.49%	3.76%
Consumer Price Index + 650 Basis Points	11.49%	10.38%	9.15%	9.05%
Lipper Alternative Global Macro Funds Average	(3.50)%	2.36%	2.47%	3.55%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.60% for Institutional Class shares, 1.70% for I-2 shares, 1.80% for I-3 Shares, 2.05% for Class A shares, and 2.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of March 31, 2023†§

PIMCO All Authority: Multi-RAE PLUS Fund	15.6%
PIMCO Low Duration Fund	11.7%
PIMCO Total Return Fund	10.1%
PIMCO All Asset: Multi-Real Fund	9.2%
PIMCO RealEstateRealReturn Strategy Fund	5.0%
PIMCO Real Return Fund	4.7%
PIMCO Emerging Markets Local Currency and Bond Fund	4.3%
PIMCO Long-Term Real Return Fund	3.6%
PIMCO TRENDS Managed Futures Strategy Fund	3.4%
PIMCO RAE Worldwide Long/Short PLUS Fund	3.1%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short positions in U.S. equities, through exposure to the inverse of S&P 500 gained via the PIMCO All Asset: Multi-RAE Plus Fund, contributed to performance, as this position in the Underlying PIMCO Fund positive returns.

»	Positions in U.S. TIPS, through exposure to the PIMCO Real Return Fund and the PIMCO Long-Term Real Return Fund, primarily during the second half of the year, contributed to performance, as these Underlying PIMCO Funds and exposures posted positive returns.

»	Positions in liquid alternatives, primarily through exposure to the PIMCO RAE Fundamental Advantage PLUS Fund and the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as these Underlying PIMCO Funds and exposures posted positive returns.
»	Positions in real estate investment trusts (“REITs”), principally through exposure to the Dow Jones U.S. Select REIT Total Return Index gained via the PIMCO All Asset: Multi-Real Fund and the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance, as these exposures and Underlying PIMCO Funds posted negative returns.

»	Positions in long duration bonds, through exposure to the PIMCO Long-Term U.S. Government Fund, PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund and PIMCO Long-Term Credit Bond Fund detracted from performance, as these Underlying PIMCO Funds and exposures posted negative returns.

»	Positions in emerging markets equities, primarily through exposure to the PIMCO RAE Emerging Markets Fund, PIMCO RAE PLUS EMG Fund, and the MSCI Emerging Markets Index gained via the PIMCO All Asset: Multi-RAE PLUS Fund, detracted from performance, as these Underlying PIMCO Funds and exposures posted negative returns.

ANNUAL REPORT	MARCH 31, 2023	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,107.20	$0.68	$1,000.00	$1,024.29	$0.65	0.129%
I-2	1,000.00	1,106.30	1.20	1,000.00	1,023.79	1.16	0.229
I-3	1,000.00	1,106.00	1.47	1,000.00	1,023.54	1.41	0.280
Administrative Class	1,000.00	1,105.50	1.99	1,000.00	1,023.04	1.91	0.379
Class A	1,000.00	1,104.50	3.04	1,000.00	1,022.04	2.92	0.579
Class C	1,000.00	1,099.40	6.96	1,000.00	1,018.30	6.69	1.329
Class R	1,000.00	1,103.10	4.35	1,000.00	1,020.80	4.18	0.829

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,114.10	$12.65	$1,000.00	$1,012.96	$12.04	2.40%
I-2	1,000.00	1,113.40	13.17	1,000.00	1,012.47	12.54	2.50
I-3	1,000.00	1,113.10	13.43	1,000.00	1,012.22	12.79	2.55
Class A	1,000.00	1,111.50	15.00	1,000.00	1,010.72	14.29	2.85
Class C	1,000.00	1,106.20	18.90	1,000.00	1,006.98	18.01	3.60

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2023	17

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Bloomberg U.S. TIPS: 1-10 Year Index	Bloomberg U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

*	It is not possible to invest directly in an unmanaged index.

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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ANNUAL REPORT	MARCH 31, 2023	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund

Institutional Class

03/31/2023	$12.34	$0.69	$(1.53)	$(0.84)	$(0.72)	$0.00	$0.00	$(0.72)

03/31/2022	12.77	1.27	(0.43)	0.84	(1.27)	0.00	0.00	(1.27)

03/31/2021	9.94	0.84	2.80	3.64	(0.81)	0.00	0.00	(0.81)

03/31/2020	11.48	0.32	(1.49)	(1.17)	(0.36)	0.00	(0.01)	(0.37)

03/31/2019	12.12	0.59	(0.63)	(0.04)	(0.60)	0.00	0.00	(0.60)

I-2

03/31/2023	12.37	0.68	(1.53)	(0.85)	(0.71)	0.00	0.00	(0.71)

03/31/2022	12.80	1.26	(0.43)	0.83	(1.26)	0.00	0.00	(1.26)

03/31/2021	9.97	0.84	2.79	3.63	(0.80)	0.00	0.00	(0.80)

03/31/2020	11.50	0.31	(1.48)	(1.17)	(0.35)	0.00	(0.01)	(0.36)

03/31/2019	12.14	0.56	(0.61)	(0.05)	(0.59)	0.00	0.00	(0.59)

I-3

03/31/2023	12.38	0.67	(1.52)	(0.85)	(0.71)	0.00	0.00	(0.71)

03/31/2022	12.80	1.55	(0.72)	0.83	(1.25)	0.00	0.00	(1.25)

03/31/2021	9.97	1.07	2.55	3.62	(0.79)	0.00	0.00	(0.79)

03/31/2020	11.50	0.22	(1.41)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

04/27/2018 - 03/31/2019	12.14	0.50	(0.55)	(0.05)	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2023	12.37	0.66	(1.53)	(0.87)	(0.70)	0.00	0.00	(0.70)

03/31/2022	12.80	1.22	(0.41)	0.81	(1.24)	0.00	0.00	(1.24)

03/31/2021	9.97	0.81	2.80	3.61	(0.78)	0.00	0.00	(0.78)

03/31/2020	11.50	0.29	(1.48)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

03/31/2019	12.14	0.55	(0.62)	(0.07)	(0.57)	0.00	0.00	(0.57)

Class A

03/31/2023	12.34	0.63	(1.52)	(0.89)	(0.67)	0.00	0.00	(0.67)

03/31/2022	12.78	1.22	(0.44)	0.78	(1.22)	0.00	0.00	(1.22)

03/31/2021	9.96	0.80	2.78	3.58	(0.76)	0.00	0.00	(0.76)

03/31/2020	11.49	0.27	(1.48)	(1.21)	(0.31)	0.00	(0.01)	(0.32)

03/31/2019	12.13	0.53	(0.62)	(0.09)	(0.55)	0.00	0.00	(0.55)

Class C

03/31/2023	12.29	0.55	(1.52)	(0.97)	(0.59)	0.00	0.00	(0.59)

03/31/2022	12.74	1.11	(0.43)	0.68	(1.13)	0.00	0.00	(1.13)

03/31/2021	9.91	0.52	2.95	3.47	(0.64)	0.00	0.00	(0.64)

03/31/2020	11.44	0.18	(1.48)	(1.30)	(0.22)	0.00	(0.01)	(0.23)

03/31/2019	12.08	0.44	(0.62)	(0.18)	(0.46)	0.00	0.00	(0.46)

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expenses, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.78	(6.68)%	$12,563,116	0.115%		0.225%		0.115%		0.225%		6.15%		73%

12.34	6.49	14,678,246	0.115		0.225		0.115		0.225		9.82		92

12.77	37.13	14,734,941	0.135		0.225		0.135		0.225		7.22		143

9.94	(10.61)	13,039,098	0.075		0.225		0.075		0.225		2.79		44

11.48	(0.13)	15,726,640	0.095		0.225		0.095		0.225		5.08		42

10.81	(6.76)	540,659	0.215		0.325		0.215		0.325		6.05		73

12.37	6.38	675,717	0.215		0.325		0.215		0.325		9.69		92

12.80	36.89	547,542	0.235		0.325		0.235		0.325		7.16		143

9.97	(10.59)	465,828	0.175		0.325		0.175		0.325		2.69		44

11.50	(0.24)	578,778	0.195		0.325		0.195		0.325		4.86		42

10.82	(6.80)	9,906	0.265		0.425		0.265		0.425		5.96		73

12.38	6.39	11,414	0.265		0.425		0.265		0.425		11.86		92

12.80	36.86	9,628	0.285		0.425		0.285		0.425		8.82		143

9.97	(10.75)	1,457	0.225		0.425		0.225		0.425		1.93		44

11.50	(0.23)	10,560	0.245	*	0.425	*	0.245	*	0.425	*	4.72	*	42

10.80	(6.97)	63,198	0.365		0.475		0.365		0.475		5.89		73

12.37	6.22	76,092	0.365		0.475		0.365		0.475		9.40		92

12.80	36.71	101,104	0.385		0.475		0.385		0.475		6.91		143

9.97	(10.72)	89,662	0.325		0.475		0.325		0.475		2.52		44

11.50	(0.39)	120,445	0.345		0.475		0.345		0.475		4.75		42

10.78	(7.09)	700,680	0.565		0.675		0.565		0.675		5.66		73

12.34	5.96	902,250	0.565		0.675		0.565		0.675		9.40		92

12.78	36.41	890,767	0.585		0.675		0.585		0.675		6.88		143

9.96	(10.90)	720,356	0.525		0.675		0.525		0.675		2.33		44

11.49	(0.57)	962,181	0.545		0.675		0.545		0.675		4.58		42

10.73	(7.80)	41,778	1.315		1.425		1.315		1.425		4.96		73

12.29	5.16	59,622	1.315		1.425		1.315		1.425		8.64		92

12.74	35.41	67,808	1.335		1.425		1.335		1.425		4.56		143

9.91	(11.63)	181,495	1.275		1.425		1.275		1.425		1.55		44

11.44	(1.33)	318,896	1.295		1.425		1.295		1.425		3.81		42

ANNUAL REPORT	MARCH 31, 2023	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund (Cont.)

Class R

03/31/2023	$12.24	$0.60	$(1.51)	$(0.91)	$(0.65)	$0.00	$0.00	$(0.65)

03/31/2022	12.68	1.17	(0.42)	0.75	(1.19)	0.00	0.00	(1.19)

03/31/2021	9.89	0.76	2.76	3.52	(0.73)	0.00	0.00	(0.73)

03/31/2020	11.42	0.24	(1.48)	(1.24)	(0.28)	0.00	(0.01)	(0.29)

03/31/2019	12.06	0.50	(0.62)	(0.12)	(0.52)	0.00	0.00	(0.52)

PIMCO All Asset All Authority Fund

Institutional Class

03/31/2023	$7.90	$0.51	$(1.34)	$(0.83)	$(0.57)	$0.00	$0.00	$(0.57)

03/31/2022	8.49	1.12	(0.58)	0.54	(1.13)	0.00	0.00	(1.13)

03/31/2021	6.66	0.71	1.75	2.46	(0.63)	0.00	0.00	(0.63)

03/31/2020	8.17	0.16	(1.46)	(1.30)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.90	0.44	(0.70)	(0.26)	(0.47)	0.00	(0.00)	(0.47)

I-2

03/31/2023	7.90	0.50	(1.33)	(0.83)	(0.56)	0.00	0.00	(0.56)

03/31/2022	8.50	1.13	(0.61)	0.52	(1.12)	0.00	0.00	(1.12)

03/31/2021	6.66	0.69	1.77	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.18	0.15	(1.46)	(1.31)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.91	0.41	(0.68)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

I-3

03/31/2023	7.90	0.54	(1.37)	(0.83)	(0.56)	0.00	0.00	(0.56)

03/31/2022	8.50	1.17	(0.66)	0.51	(1.11)	0.00	0.00	(1.11)

03/31/2021	6.66	0.62	1.84	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.17	0.09	(1.41)	(1.32)	(0.19)	0.00	0.00	(0.19)

04/27/2018 - 03/31/2019	8.90	0.43	(0.70)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

Class A

03/31/2023	7.90	0.48	(1.34)	(0.86)	(0.54)	0.00	0.00	(0.54)

03/31/2022	8.49	1.08	(0.58)	0.50	(1.09)	0.00	0.00	(1.09)

03/31/2021	6.66	0.73	1.70	2.43	(0.60)	0.00	0.00	(0.60)

03/31/2020	8.18	0.13	(1.47)	(1.34)	(0.18)	0.00	0.00	(0.18)

03/31/2019	8.91	0.40	(0.70)	(0.30)	(0.43)	0.00	(0.00)	(0.43)

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expenses, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.68	(7.36)%	$38,180	0.815%		0.925%		0.815%		0.925%		5.43%	73%

12.24	5.77	44,901	0.815		0.925		0.815		0.925		9.13	92

12.68	36.05	46,373	0.835		0.925		0.835		0.925		6.54	143

9.89	(11.18)	41,037	0.775		0.925		0.775		0.925		2.08	44

11.42	(0.82)	53,464	0.795		0.925		0.795		0.925		4.36	42

$6.50	(10.42)%	$1,503,547	1.74	%(g)	1.78	%(g)	0.21%		0.25%		7.44%	103%

7.90	6.09	2,363,703	0.54	(g)	0.58	(g)	0.21		0.25		13.08	108

8.49	37.48	2,289,116	0.73	(g)	0.76	(g)	0.23		0.26		9.12	159

6.66	(16.32)	2,349,263	1.44	(g)	1.53	(g)	0.16		0.25		1.99	45

8.17	(2.78)	4,080,399	1.55	(g)	1.62	(g)	0.18		0.25		5.25	39

6.51	(10.39)	170,079	1.84	(g)	1.88	(g)	0.31		0.35		7.18	103

7.90	5.86	278,555	0.64	(g)	0.68	(g)	0.31		0.35		13.22	108

8.50	37.51	289,056	0.83	(g)	0.86	(g)	0.33		0.36		8.83	159

6.66	(16.51)	331,178	1.54	(g)	1.63	(g)	0.26		0.35		1.88	45

8.18	(2.88)	605,219	1.65	(g)	1.72	(g)	0.28		0.35		4.92	39

6.51	(10.46)	2,307	1.49	(f)(g)	1.58	(f)(g)	0.36	(f)	0.45	(f)	7.54	103

7.90	5.81	13,919	0.69	(g)	0.78	(g)	0.36		0.45		13.72	108

8.50	37.46	11,581	0.88	(g)	0.96	(g)	0.38		0.46		7.70	159

6.66	(16.52)	1,561	1.59	(g)	1.73	(g)	0.31		0.45		1.07	45

8.17	(2.88)	26,421	1.70	(g)*	1.82	(g)*	0.33	*	0.45	*	5.60 *	39

6.50	(10.81)	308,294	2.19	(g)	2.23	(g)	0.66		0.70		6.95	103

7.90	5.65	422,624	0.99	(g)	1.03	(g)	0.66		0.70		12.65	108

8.49	36.95	465,005	1.18	(g)	1.21	(g)	0.68		0.71		9.24	159

6.66	(16.79)	343,870	1.89	(g)	1.98	(g)	0.61		0.70		1.55	45

8.18	(3.22)	524,713	2.00	(g)	2.07	(g)	0.63		0.70		4.72	39

ANNUAL REPORT	MARCH 31, 2023	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset All Authority Fund (Cont.)

Class C

03/31/2023	$7.92	$0.42	$(1.33)	$(0.91)	$(0.49)	$0.00	$0.00	$(0.49)

03/31/2022	8.51	1.00	(0.57)	0.43	(1.02)	0.00	0.00	(1.02)

03/31/2021	6.66	0.48	1.89	2.37	(0.52)	0.00	0.00	(0.52)

03/31/2020	8.18	0.06	(1.46)	(1.40)	(0.12)	0.00	0.00	(0.12)

03/31/2019	8.91	0.33	(0.69)	(0.36)	(0.37)	0.00	(0.00)	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 8, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)	Ratio of expenses to average net assets includes line of credit expenses.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expenses, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.52	(11.49)%	$19,998	2.89	%(f)(g)	2.93	%(f)(g)	1.41	%(f)	1.45	%(f)	5.98%	103%

7.92	4.84	38,642	1.74	(g)	1.78	(g)	1.41		1.45		11.68	108

8.51	35.91	64,967	1.93	(g)	1.96	(g)	1.43		1.46		6.18	159

6.66	(17.41)	184,046	2.64	(g)	2.73	(g)	1.36		1.45		0.74	45

8.18	(3.96)	376,183	2.75	(g)	2.82	(g)	1.38		1.45		3.98	39

ANNUAL REPORT	MARCH 31, 2023	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Assets:

Investments, at value
Investments in securities*	$1,966	$228
Investments in Affiliates	13,956,331	2,866,558
Cash	1	1
Receivable for investments in Affiliates sold	2,631	0
Receivable for Fund shares sold	6,326	416
Interest and/or dividends receivable	1,378	271
Dividends receivable from Affiliates	24,702	5,587
Reimbursement receivable from PIMCO	1,206	18
Prepaid expenses	0	580

Total Assets	13,994,541	2,873,659

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$0	$850,000
Payable for investments in Affiliates purchased	28,711	5,968
Payable for Fund shares redeemed	5,080	12,487
Accrued investment advisory fees	2,190	360
Accrued supervisory and administrative fees	816	165
Accrued distribution fees	51	14
Accrued servicing fees	176	73
Other liabilities	0	367

Total Liabilities	37,024	869,434

Net Assets	$13,957,517	$2,004,225

Net Assets Consist of:

Paid in capital	$17,868,696	$9,078,306
Distributable earnings (accumulated loss)	(3,911,179)	(7,074,081)

Net Assets	$13,957,517	$2,004,225

Cost of investments in securities	$1,966	$228
Cost of investments in Affiliates	$14,911,728	$3,067,434

* Includes repurchase agreements of:	$1,966	$228

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2023

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Net Assets:

Institutional Class	$12,563,116	$1,503,547
I-2	540,659	170,079
I-3	9,906	2,307
Administrative Class	63,198	N/A
Class A	700,680	308,294
Class C	41,778	19,998
Class R	38,180	N/A

Shares Issued and Outstanding:

Institutional Class	1,165,585	231,141
I-2	50,036	26,126
I-3	915	354
Administrative Class	5,850	N/A
Class A	64,994	47,411
Class C	3,892	3,065
Class R	3,574	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.78	$6.50
I-2	10.81	6.51
I-3	10.82	6.51
Administrative Class	10.80	N/A
Class A	10.78	6.50
Class C	10.73	6.52
Class R	10.68	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	MARCH 31, 2023	27

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:

Interest	$69	$6
Dividends	2,370	621
Dividends from Investments in Affiliates	909,245	232,373
Total Income	911,684	233,000

Expenses:

Investment advisory fees	25,481	5,087
Supervisory and administrative fees	9,613	2,256
Distribution and/or servicing fees - Administrative Class	167	N/A
Distribution and/or servicing fees - Class A	1,932	878
Distribution and/or servicing fees - Class C	490	273
Distribution and/or servicing fees - Class R	198	N/A
Dividends on short sales	111	0
Trustee fees	86	16
Interest expense	0	38,879
Miscellaneous expense	0	30
Total Expenses	38,078	47,419
Waiver and/or Reimbursement by PIMCO	(16,322)	(911)
Net Expenses	21,756	46,508

Net Investment Income (Loss)	889,928	186,492

Net Realized Gain (Loss):

Investments in Affiliates	(1,213,491)	(469,288)
Net capital gain distributions received from Affiliate investments	128,064	32,114

Net Realized Gain (Loss)	(1,085,427)	(437,174)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(948,680)	(66,460)

Net Change in Unrealized Appreciation (Depreciation)	(948,680)	(66,460)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,144,179)	$(317,142)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$889,928	$1,677,686	$186,492	$422,052
Net realized gain (loss)	(1,085,427)	1,313,675	(437,174)	50,435
Net change in unrealized appreciation (depreciation)	(948,680)	(1,944,144)	(66,460)	(287,929)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,144,179)	1,047,217	(317,142)	184,558

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(829,889)	(1,493,456)	(156,970)	(314,268)
I-2	(36,096)	(61,502)	(16,444)	(39,121)
I-3	(600)	(1,392)	(355)	(2,895)
Administrative Class	(4,076)	(7,859)	N/A	N/A
Class A	(44,593)	(86,178)	(26,500)	(58,288)
Class C	(2,508)	(5,397)	(1,739)	(5,436)
Class R	(2,276)	(4,236)	N/A	N/A

Total Distributions(a)	(920,038)	(1,660,020)	(202,008)	(420,008)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(426,508)	662,882	(594,068)	233,168

Total Increase (Decrease) in Net Assets	(2,490,725)	50,079	(1,113,218)	(2,282)

Net Assets:
Beginning of year	16,448,242	16,398,163	3,117,443	3,119,725
End of year	$13,957,517	$16,448,242	$2,004,225	$3,117,443

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	29

Statement of Cash Flows PIMCO All Asset All Authority Fund

Year Ended March 31, 2023

(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(317,142)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,686,819)
Proceeds from sales of long-term securities	4,621,532
(Purchases) Proceeds from sales of short-term portfolio investments, net	11,286
(Increase) decrease in receivable for investments sold	4,198
(Increase) decrease in interest and/or dividends receivable	(271)
(Increase) decrease in dividends receivable from Affiliates	(892)
(Increase) decrease in Prepaid Expenses	89
(Increase) decrease in reimbursement receivable from PIMCO	152
Increase (decrease) in payable for investments purchased	(3,082)
Increase (decrease) in accrued investment advisory fees	(166)
Increase (decrease) in accrued supervisory and administrative fees	(70)
Increase (decrease) in accrued distribution fees	(11)
Increase (decrease) in accrued servicing fees	(25)
Increase (decrease) in other liabilities	309
Net Realized (Gain) Loss
Investments in Affiliates	469,288
Net capital gain distributions received from Affiliate investments	(32,114)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	66,460
Net Cash Provided by (Used for) Operating Activities	1,132,722

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	386,498
Payments on shares redeemed	(1,150,048)
Increase (decrease) in overdraft due to custodian	(16)
Payments on line of credit	(350,000)
Cash distributions paid*	(19,155)
Net Cash Received from (Used for) Financing Activities	(1,132,721)

Net Increase (Decrease) in Cash and Foreign Currency	1

Cash and Foreign Currency:

Beginning of year	0
End of year	$1
*Reinvestment of distributions	$182,853

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$38,481
Non-Cash Purchase In-Kind	$28,987
Non-Cash Sales In-Kind	$28,987

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		$1,966

Total Short-Term Instruments (Cost $1,966)		1,966

Total Investments in Securities (Cost $1,966)		1,966

INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 99.4%

PIMCO All Asset: Multi-RAE PLUS Fund	295,745,832	2,850,990

PIMCO All Asset: Multi-Real Fund	246,360,163	2,180,287

PIMCO Emerging Markets Bond Fund	94,206,921	758,366

PIMCO Emerging Markets Currency and Short-Term Investments Fund	44,598,800	334,937

PIMCO Emerging Markets Local Currency and Bond Fund	125,515,260	719,202

PIMCO Extended Duration Fund	16,214,320	266,401

PIMCO Income Fund	16,833,862	175,914

PIMCO International Bond Fund (U.S. Dollar-Hedged)	21,551,215	204,737

PIMCO Investment Grade Credit Bond Fund	10,550,084	93,685

PIMCO Long Duration Total Return Fund	51,556,293	387,188

PIMCO Long-Term Real Return Fund	23,445,260	325,186

PIMCO Long-Term U.S. Government Fund	18,830,114	297,516

PIMCO Low Duration Fund	110,404,011	1,010,197

PIMCO RAE Emerging Markets Fund	34,613,308	307,366

PIMCO RAE Fundamental Advantage PLUS Fund	54,498,988	461,061

	SHARES	MARKET VALUE (000S)

PIMCO RAE International Fund	32,810,512	$257,234

PIMCO RAE PLUS EMG Fund	14,514,209	88,682

PIMCO RAE PLUS International Fund	15,272,102	101,560

PIMCO RAE US Fund	12,384,196	153,564

PIMCO RAE US Small Fund	20,217,027	165,577

PIMCO RAE Worldwide Long/Short PLUS Fund	62,852,706	472,024

PIMCO Real Return Fund	42,711,457	437,792

PIMCO RealEstateRealReturn Strategy Fund	8,297,641	192,339

PIMCO Total Return Fund	133,159,511	1,149,167

PIMCO TRENDS Managed Futures Strategy Fund	45,973,404	482,721

Total Mutual Funds (Cost $14,829,089)		13,873,693

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%

PIMCO Government Money Market Fund
4.950% (a)(b)	82,638,414	82,638

Total Short-Term Instruments (Cost $82,639)		82,638

Total Investments in Affiliates (Cost $14,911,728)		13,956,331

Total Investments 100.0% (Cost $14,913,694)		$13,958,297

Other Assets and Liabilities, net 0.0%		(780)

Net Assets 100.0%		$13,957,517

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Schedule of Investments PIMCO All Asset Fund (Cont.)

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

(b)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$ 1,966	U.S. Treasury Notes 2.250% due 10/31/2024	$(2,005)	$1,966	$1,966

Total Repurchase Agreements						$(2,005)	$1,966	$1,966

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,966	$0	$0	$1,966	$(2,005)	$(39)

Total Borrowings and Other Financing Transactions	$1,966	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,966	$0	$1,966

	$0	$1,966	$0	$1,966
Investments in Affiliates, at Value
Mutual Funds	13,873,693	0	0	13,873,693
Short-Term Instruments
Mutual Funds	82,638	0	0	82,638

	$13,956,331	$0	$0	$13,956,331

Total Investments	$13,956,331	$1,966	$0	$13,958,297

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Fund

March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		$228

Total Short-Term Instruments (Cost $228)		228

Total Investments in Securities (Cost $228)		228

INVESTMENTS IN AFFILIATES 143.0%

MUTUAL FUNDS (a) 142.0%

PIMCO All Asset: Multi-Real Fund	29,806,479	263,787

PIMCO All Authority: Multi-RAE PLUS Fund	45,815,227	447,157

PIMCO CommoditiesPLUS® Strategy Fund	3,954,760	26,101

PIMCO CommodityRealReturn Strategy Fund®	3,709,821	49,823

PIMCO Emerging Markets Bond Fund	11,121,144	89,525

PIMCO Emerging Markets Currency and Short-Term Investments Fund	8,321,880	62,497

PIMCO Emerging Markets Local Currency and Bond Fund	21,265,991	121,854

PIMCO Extended Duration Fund	4,240,366	69,669

PIMCO Income Fund	2,564,197	26,796

PIMCO International Bond Fund (U.S. Dollar-Hedged)	6,265,659	59,524

PIMCO Investment Grade Credit Bond Fund	1,435,096	12,744

PIMCO Long Duration Total Return Fund	11,090,899	83,293

PIMCO Long-Term Credit Bond Fund	2,017,483	18,379

PIMCO Long-Term Real Return Fund	7,348,324	101,921

PIMCO Long-Term U.S. Government Fund	4,908,142	77,549

PIMCO Low Duration Fund	36,737,297	336,146

PIMCO RAE Emerging Markets Fund	4,558,436	40,479

	SHARES	MARKET VALUE (000S)

PIMCO RAE Fundamental Advantage PLUS Fund	10,342,258	$87,496

PIMCO RAE International Fund	6,173,080	48,397

PIMCO RAE PLUS EMG Fund	1,930,949	11,798

PIMCO RAE PLUS International Fund	3,343,391	22,234

PIMCO RAE US Small Fund	4,368,281	35,776

PIMCO RAE Worldwide Long/Short PLUS Fund	11,970,980	89,902

PIMCO Real Return Fund	13,021,183	133,467

PIMCO RealEstateRealReturn Strategy Fund	6,210,623	143,962

PIMCO Total Return Fund	33,486,588	288,989

PIMCO TRENDS Managed Futures Strategy Fund	9,280,846	97,449

Total Mutual Funds (Cost $3,047,590)		2,846,714

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund
4.950% (a)(b)	19,843,689	19,844

Total Short-Term Instruments (Cost $19,844)		19,844

Total Investments in Affiliates (Cost $3,067,434)		2,866,558

Total Investments 143.0% (Cost $3,067,662)		$2,866,786

Other Assets and Liabilities, net (43.0)%		(862,561)

Net Assets 100.0%		$2,004,225

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

(b)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$ 228	U.S. Treasury Notes 2.250% due 10/31/2024	$(233)	$228	$228

Total Repurchase Agreements						$(233)	$228	$228

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$228	$0	$0	$228	$(233)	$(5)

Total Borrowings and Other Financing Transactions	$228	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$228	$0	$228

	$0	$228	$0	$228

Investments in Affiliates, at Value
Mutual Funds	2,846,714	0	0	2,846,714
Short-Term Instruments
Mutual Funds	19,844	0	0	19,844

	$2,866,558	$0	$0	$2,866,558

Total Investments	$2,866,558	$228	$0	$2,866,786

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds. Each Fund may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of

ANNUAL REPORT	MARCH 31, 2023	35

Notes to Financial Statements (Cont.)

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset Fund	Quarterly	Quarterly

PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2023

into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the

ANNUAL REPORT	MARCH 31, 2023	37

Notes to Financial Statements (Cont.)

Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

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The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued

ANNUAL REPORT	MARCH 31, 2023	39

Notes to Financial Statements (Cont.)

at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments; and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

ANNUAL REPORT	MARCH 31, 2023	41

Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$3,534,460	$1,090,128	$(1,446,304)	$(251,685)	$(75,609)	$2,850,990	$0	$0

PIMCO All Asset: Multi-Real Fund	2,601,869	1,391,840	(984,056)	(133,273)	(696,093)	2,180,287	430,627	7,248

PIMCO CommoditiesPLUS® Strategy Fund	205,931	2,957	(215,414)	55,586	(49,060)	0	2,956	0

PIMCO CommodityRealReturn Strategy Fund®	208,456	75,541	(243,663)	(16,373)	(23,961)	0	23,985	0

PIMCO Dynamic Bond Fund	277,601	1,731	(271,627)	(21,085)	13,380	0	1,843	0

PIMCO Emerging Markets Bond Fund	780,909	466,078	(398,743)	(88,553)	(1,325)	758,366	52,741	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	346,223	118,038	(125,265)	(5,498)	1,439	334,937	6,348	0

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Underlying PIMCO Funds	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,373,095	$320,016	$(927,467)	$(148,306)	$101,864	$719,202	$32,001	$0

PIMCO Extended Duration Fund	201,210	170,506	(59,620)	(21,149)	(24,546)	266,401	6,132	0

PIMCO Government Money Market Fund	98,997	2,199,940	(2,216,299)	0	0	82,638	1,971	0

PIMCO High Yield Fund	349,420	104,752	(416,769)	(28,540)	(8,863)	0	9,719	0

PIMCO Income Fund	199,366	94,403	(102,262)	1,942	(17,535)	175,914	11,859	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	411,238	332,268	(495,890)	(52,371)	9,492	204,737	9,318	4,083

PIMCO Investment Grade Credit Bond Fund	108,550	3,962	(9,086)	(1,413)	(8,328)	93,685	3,949	0

PIMCO Long Duration Total Return Fund	275,252	269,889	(122,126)	(31,277)	(4,550)	387,188	11,195	0

PIMCO Long-Term Real Return Fund	157,810	377,011	(194,376)	(52,140)	36,881	325,186	19,987	0

PIMCO Long-Term U.S. Government Fund	158,749	207,727	(45,843)	(8,723)	(14,394)	297,516	5,300	0

PIMCO Low Duration Credit Fund	162,313	26,611	(181,648)	(3,950)	(3,326)	0	3,226	0

PIMCO Low Duration Fund	865,614	1,250,657	(1,069,453)	(45,816)	9,195	1,010,197	28,801	0

PIMCO RAE Emerging Markets Fund	498,355	104,642	(237,932)	(49,793)	(7,906)	307,366	1,637	30,088

PIMCO RAE Fundamental Advantage PLUS Fund	544,740	221,110	(309,392)	7,056	(2,453)	461,061	27,934	0

PIMCO RAE International Fund	142,255	263,360	(161,069)	(11,518)	24,206	257,234	7,022	16,106

PIMCO RAE PLUS EMG Fund	0	93,743	(3,304)	(141)	(1,616)	88,682	875	7,042

PIMCO RAE PLUS Fund	60,015	379,569	(402,692)	(30,257)	(6,635)	0	3,917	0

PIMCO RAE PLUS International Fund	0	128,608	(5,079)	(1,466)	(20,503)	101,560	963	34,649

PIMCO RAE US Fund	88,926	360,479	(276,230)	(17,793)	(1,818)	153,564	1,157	6,248

PIMCO RAE US Small Fund	42,555	214,242	(81,875)	(1,127)	(8,218)	165,577	2,703	15,083

PIMCO RAE Worldwide Long/Short PLUS Fund	565,558	216,670	(273,352)	(9,483)	(27,369)	472,024	46,549	0

PIMCO Real Return Fund	134,893	450,394	(151,297)	4,121	(319)	437,792	8,746	0

PIMCO RealEstateRealReturn Strategy Fund	480,562	187,258	(323,885)	(51,282)	(100,314)	192,339	27,467	7,171

PIMCO StocksPLUS Long Duration Fund	268,757	30,583	(233,048)	(117,532)	51,240	0	1,771	0

PIMCO Total Return Fund	852,669	1,136,168	(741,977)	(95,212)	(2,481)	1,149,167	48,491	0

PIMCO TRENDS Managed Futures Strategy Fund	456,805	397,925	(295,794)	12,940	(89,155)	482,721	67,874	346

PIMCO RAE PLUS Small Fund	0	14,569	(15,189)	620	0	0	181	0

Totals	$16,453,153	$12,703,375	$(13,038,026)	$(1,213,491)	$(948,680)	$13,956,331	$909,245	$128,064

ANNUAL REPORT	MARCH 31, 2023	43

Notes to Financial Statements (Cont.)

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$342,285	$25,266	$(329,848)	$(41,302)	$3,599	$0	$0	$0

PIMCO All Asset: Multi-Real Fund	388,359	272,919	(290,361)	(25,742)	(81,388)	263,787	59,035	1,085

PIMCO All Asset: Multi-Short PLUS Fund(3)	160,455	71,916	(234,876)	(9,446)	11,951	0	2,000	0

PIMCO All Authority: Multi-RAE PLUS Fund(3)	0	662,924	(227,037)	(3,991)	15,261	447,157	22,000	0

PIMCO CommoditiesPLUS® Strategy Fund	104,966	41,579	(116,794)	22,839	(26,489)	26,101	5,273	0

PIMCO CommodityRealReturn Strategy Fund®	150,156	68,965	(155,782)	18,668	(32,184)	49,823	10,992	0

PIMCO Dynamic Bond Fund	50,436	1,022	(50,062)	(3,709)	2,313	0	347	0

PIMCO Emerging Markets Bond Fund	218,411	110,501	(213,390)	(43,960)	17,963	89,525	9,004	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	84,614	44,008	(64,191)	(3,470)	1,536	62,497	1,504	0

PIMCO Emerging Markets Local Currency and Bond Fund	311,246	111,313	(285,784)	(39,939)	25,018	121,854	7,354	0

PIMCO Extended Duration Fund	106,260	33,545	(42,506)	(15,633)	(11,997)	69,669	2,521	0

PIMCO Government Money Market Fund	31,231	1,399,435	(1,410,822)	0	0	19,844	712	0

PIMCO High Yield Fund	78,373	41,161	(110,360)	(13,574)	4,400	0	2,260	0

PIMCO High Yield Spectrum Fund	23,246	8,084	(29,377)	(3,242)	1,289	0	537	0

PIMCO Income Fund	35,166	17,683	(23,458)	150	(2,745)	26,796	2,088	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	146,653	113,246	(185,201)	(19,095)	3,921	59,524	3,386	1,710

PIMCO Investment Grade Credit Bond Fund	18,326	3,592	(7,459)	(885)	(830)	12,744	667	0

PIMCO Long Duration Total Return Fund	118,621	36,173	(51,399)	(12,286)	(7,816)	83,293	3,794	0

PIMCO Long-Term Credit Bond Fund	25,596	6,606	(9,771)	(2,466)	(1,586)	18,379	1,020	150

PIMCO Long-Term Real Return Fund	26,054	143,034	(66,732)	(6,609)	6,174	101,921	6,039	0

PIMCO Long-Term U.S. Government Fund	79,720	55,253	(42,991)	(10,589)	(3,844)	77,549	2,012	0

PIMCO Low Duration Credit Fund	49,405	11,487	(58,493)	(3,214)	815	0	1,016	0

PIMCO Low Duration Fund	255,893	476,598	(383,029)	(16,610)	3,294	336,146	10,121	0

PIMCO RAE Emerging Markets Fund	157,643	80,837	(177,958)	(19,780)	(263)	40,479	237	4,356

PIMCO RAE Fundamental Advantage PLUS Fund	98,132	46,245	(58,968)	2,345	(258)	87,496	5,298	0

PIMCO RAE International Fund	93,577	42,044	(77,604)	(9,393)	(227)	48,397	1,602	3,329

PIMCO RAE PLUS EMG Fund	64,930	76,643	(119,927)	(18,852)	9,004	11,798	145	1,165

PIMCO RAE PLUS Fund	0	15,382	(14,531)	(851)	0	0	0	0

PIMCO RAE PLUS International Fund	95,890	69,432	(114,440)	(54,609)	25,961	22,234	1,476	9,212

PIMCO RAE PLUS Small Fund	41,297	31,069	(63,310)	(22,673)	13,617	0	1,500	0

PIMCO RAE US Small Fund	40,025	45,712	(44,593)	(3,010)	(2,358)	35,776	721	4,055

PIMCO RAE Worldwide Long/Short PLUS Fund	101,212	49,060	(52,666)	(4,177)	(3,527)	89,902	9,925	0

PIMCO Real Return Fund	19,935	166,395	(53,187)	(1,033)	1,357	133,467	3,102	0

PIMCO RealEstateRealReturn Strategy Fund	226,961	192,575	(198,037)	(54,697)	(22,840)	143,962	18,450	6,958

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Underlying PIMCO Funds	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Short-Term Floating NAV Portfolio III	$127	$0	$(127)	$(2)		$2	$0	$0	$0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	67,252	26,240	(84,913)	(9,718)		1,139	0	2,840	0

PIMCO StocksPLUS® International Fund (Unhedged)	50,140	34,287	(71,187)	(15,495)		2,255	0	1,040	0

PIMCO Total Return Fund	265,252	375,924	(320,297)	(37,556)		5,666	288,989	13,987	0

PIMCO TRENDS Managed Futures Strategy Fund	188,574	73,047	(152,647)	13,118		(24,643)	97,449	18,368	94

PIMCO StocksPLUS® Small Fund	0	31,190	(32,390)	1,200		0	0	0	0

Totals	$4,316,419	$5,112,392	$(6,026,505)	$(469,288	)(2)	$(66,460)	$2,866,558	$232,373	$32,114

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(2)	Total does not include final distribution payments related to a previously held affiliated fund, in the amount of approximately $71,000.
(3)	All or portion of these values are inclusive of in-kind purchases and sales of underlying funds.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA Fund”) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of March 31, 2023, the credit agreement is comprised of both revolving and term-loan tranches. The AAAA Fund pays financing charges based on a SOFR-based variable rate plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date

1 Year, Monthly Revolver	$850,000	09/22/2023

Borrowings outstanding, if any, as of March 31, 2023 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by

ANNUAL REPORT	MARCH 31, 2023	45

Notes to Financial Statements (Cont.)

the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2023 was as follows (amounts in thousands†):

Average Outstanding Principal*	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 3/31/2023

$1,095,479	3.50%	$37,580	$1,297	$850,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

The average outstanding principal may be higher or lower than the commitment amount or outstanding principal at period end due to changes in the commitment amount during the period or borrowings and paydowns made during the period.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

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6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return are listed below.

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Allocation	X	X

Fund of Funds	X	X

Market Trading	X	X

Municipal Project-Specific	X	X

Municipal Bond	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	X

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Smaller Company	X	X

Issuer Non-Diversification	X	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

Tracking Error	X	X

Indexing	X	X

LIBOR Transition	X	X

ANNUAL REPORT	MARCH 31, 2023	47

Notes to Financial Statements (Cont.)

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives Certain principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Certain Principal Risks of Underlying PIMCO Funds As used in the risk disclosures below, the term “Fund” refers to one or more Underlying PIMCO.

The following is a principal risk of investing in PIMCO All Asset All Authority Fund.

Leveraging Risk  is the risk that certain transactions of the Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk thata Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of

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reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or

ANNUAL REPORT	MARCH 31, 2023	49

Notes to Financial Statements (Cont.)

similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for the Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including

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nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions or other measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio managers in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

ANNUAL REPORT	MARCH 31, 2023	51

Notes to Financial Statements (Cont.)

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of a Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

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LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ANNUAL REPORT	MARCH 31, 2023	53

Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single

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Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

ANNUAL REPORT	MARCH 31, 2023	55

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class		Class A	Class C	Class R
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.25%	(3)	0.05%		0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	0.25%	(3)	0.05%	*	0.25%	0.25%	N/A

(1)

PIMCO has contractually agreed, through July 31, 2023, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in

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future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit.
(2)

PIMCO has contractually agreed, through July 31, 2023, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. PIMCO and the Fund previously determined that the amounts due to be waived under this agreement were inadvertently miscalculated during a prior period, resulting in the PIMCO All Asset All Authority Fund bearing Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees in excess of 0.69% of total assets invested in Underlying PIMCO Funds for that period.

(3)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class

All Funds	0.25%

ANNUAL REPORT	MARCH 31, 2023	57

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was

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originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the Funds below waived the following fees (amounts in thousands†)

Fund Name	Waived Fees

PIMCO All Asset Fund	$4

PIMCO All Asset All Authority Fund	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2023, for the PIMCO All Asset Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees (collectively, “Underlying PIMCO Fund Fees”) exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2023, for the AAAA Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Underlying PIMCO Fund Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the advisory fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO as of March 31, 2023 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO All Asset Fund	$14,083	$18,093	$16,318	$48,494

PIMCO All Asset All Authority Fund	935	1,106	909	2,950

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2023	59

Notes to Financial Statements (Cont.)

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Asset Fund	$16,318

PIMCO All Asset All Authority Fund	909

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

During the fiscal year, the Funds executed in-kind transactions to redeem out of and purchase into Underlying PIMCO Funds. These affiliate purchases and redemptions in-kind were completed at the current market price of the Underlying PIMCO Funds at the time of the transaction. See Note 4, Securities and Other Investments for further information.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other*

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset Fund	$0	$0	$10,518,438	$10,821,727

PIMCO All Asset All Authority Fund	0	0	3,686,819	4,586,569

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	A portion of these values are inclusive of in-kind purchases and sales of underlying funds. See Note 9 in the Notes to Financial Statements.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	163,598	$1,817,665	201,958	$2,622,051	40,317	$272,896	29,967	$258,064

I-2	14,511	163,938	18,198	236,122	9,476	65,587	10,963	94,778

I-3	327	3,570	1,427	19,345	181	1,335	2,007	17,395

Administrative Class	591	6,627	940	12,221	N/A	N/A	N/A	N/A

Class A	7,172	80,085	9,951	128,654	6,187	42,368	6,442	55,664

Class C	804	9,029	1,445	18,674	355	2,456	666	5,698

Class R	392	4,336	433	5,562	N/A	N/A	N/A	N/A

Issued as reinvestment of distributions

Institutional Class	73,055	787,556	110,132	1,420,790	22,034	144,935	34,831	292,815

I-2	2,572	27,835	3,679	47,512	1,907	12,598	3,522	29,738

I-3	55	600	107	1,392	52	355	345	2,895

Administrative Class	377	4,075	606	7,847	N/A	N/A	N/A	N/A

Class A	3,802	41,042	6,156	79,514	3,545	23,315	6,156	51,889

Class C	216	2,322	394	5,081	250	1,650	602	5,107

Class R	213	2,274	331	4,236	N/A	N/A	N/A	N/A

Cost of shares redeemed

Institutional Class	(260,796)	(2,877,896)	(276,287)	(3,552,334)	(130,574)	(885,580)	(34,994)	(299,650)

I-2	(21,687)	(240,461)	(10,020)	(128,862)	(20,510)	(140,068)	(13,247)	(112,504)

I-3	(389)	(4,346)	(1,364)	(17,977)	(1,640)	(11,366)	(1,953)	(15,907)

Administrative Class	(1,272)	(14,111)	(3,293)	(43,229)	N/A	N/A	N/A	N/A

Class A	(19,087)	(211,026)	(12,715)	(164,103)	(15,851)	(107,814)	(13,815)	(118,100)

Class C	(1,978)	(21,912)	(2,312)	(29,978)	(2,421)	(16,735)	(4,018)	(34,714)

Class R	(700)	(7,710)	(751)	(9,636)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(38,224)	$(426,508)	49,015	$662,882	(86,692)	$(594,068)	27,474	$233,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2023	61

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a “Fund”, is not qualifying

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income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO All Asset Fund	$25,401	$0	$(1,623,804)	$0	$(2,312,776)	$0	$0	$(3,911,179)

PIMCO All Asset All Authority Fund	6,197	0	(378,666)	0	(6,701,612)	0	0	(7,074,081)

ANNUAL REPORT	MARCH 31, 2023	63

Notes to Financial Statements (Cont.)

March 31, 2023

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Fund	$1,021,027	$1,291,749

PIMCO All Asset All Authority Fund	1,609,606	5,092,006

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset Fund	$15,582,101	$64,279	$(1,688,083)	$(1,623,804)

PIMCO All Asset All Authority Fund	3,245,454	32,821	(411,490)	(378,669)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Adjusted for open wash sale loss deferrals.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset Fund	$920,038	$0	$0	$1,660,020	$0	$0

PIMCO All Asset All Authority Fund	202,008	0	0	420,008	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations and the statement of cash flows for PIMCO All Asset All Authority Fund for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations and the cash flows for PIMCO All Asset All Authority Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2023	65

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income“ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO All Asset Fund	0.00%	1.27%	$92	$0	$0

PIMCO All Asset All Authority Fund	0.00%	1.16%	20	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO All Asset Fund	0.00%
PIMCO All Asset All Authority Fund	0.00%

ANNUAL REPORT	MARCH 31, 2023	67

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

68	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2023	69

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

70	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2023	71

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

72	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	MARCH 31, 2023	73

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO All Asset Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4558	$0.0000	$0.0000	$0.4558

March 2023	$0.0660	$0.0000	$0.0000	$0.0660

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4518	$0.0000	$0.0000	$0.4518

March 2023	$0.0640	$0.0000	$0.0000	$0.0640

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4510	$0.0000	$0.0000	$0.4510

March 2023	$0.0629	$0.0000	$0.0000	$0.0629

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4467	$0.0000	$0.0000	$0.4467

March 2023	$0.0607	$0.0000	$0.0000	$0.0607

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4386	$0.0000	$0.0000	$0.4386

March 2023	$0.0566	$0.0000	$0.0000	$0.0566

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4110	$0.0000	$0.0000	$0.4110

March 2023	$0.0405	$0.0000	$0.0000	$0.0405

74	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4307	$0.0000	$0.0000	$0.4307

March 2023	$0.0516	$0.0000	$0.0000	$0.0516

PIMCO All Asset All Authority Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.3642	$0.0000	$0.0000	$0.3642

March 2023	$0.0658	$0.0000	$0.0000	$0.0658

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.3617	$0.0000	$0.0000	$0.3617

March 2023	$0.0645	$0.0000	$0.0000	$0.0645

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.3609	$0.0000	$0.0000	$0.3609

March 2023	$0.0638	$0.0000	$0.0000	$0.0638

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.3539	$0.0000	$0.0000	$0.3539

March 2023	$0.0600	$0.0000	$0.0000	$0.0600

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.3348	$0.0000	$0.0000	$0.3348

March 2023	$0.0497	$0.0000	$0.0000	$0.0497

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2023	75

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3010AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Climate Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO CLIMATE BOND FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO CLIMATE BOND FUND

Important Information About the PIMCO Climate Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Climate Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Climate Bond Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are

6	PIMCO CLIMATE BOND FUND

evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Climate Bond Fund	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	Diversified

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Climate Bond Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

8	PIMCO CLIMATE BOND FUND

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO Climate Bond Fund (Cont.)

shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO CLIMATE BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2023	11

PIMCO Climate Bond Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	Fund Inception (12/10/19)
PIMCO Climate Bond Fund Institutional Class	(4.54)%	(1.19)%
PIMCO Climate Bond Fund I-2	(4.64)%	(1.29)%
PIMCO Climate Bond Fund I-3	(4.68)%	(1.34)%
PIMCO Climate Bond Fund Class A	(4.92)%	(1.58)%
PIMCO Climate Bond Fund Class A (adjusted)	(7.06)%	(2.26)%
PIMCO Climate Bond Fund Class C	(5.64)%	(2.32)%
PIMCO Climate Bond Fund Class C (adjusted)	(6.54)%	(2.32)%
Bloomberg MSCI Global Green Bond Index, USD Hedged	(8.60)%	(3.55)%
Lipper General Bond Funds Average	(4.92)%	(1.35)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2019.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund share.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.91% for Class A shares and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO CLIMATE BOND FUND

Institutional Class - PCEIX	I-2 - PCEPX	I-3 - PCEWX	Class A - PCEBX
Class C - PCECX

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	67.5%
Short-Term Instruments	14.8%
Asset-Backed Securities	5.4%
Non-Agency Mortgage-Backed Securities	4.2%
Sovereign Issues	3.6%
U.S. Treasury Obligations	2.8%
Municipal Bonds & Notes	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Climate Bond Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. The Fund may invest in labeled green, sustainable, social and sustainability-linked bonds from issuers in the fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that the bond will or has been used to fund projects that include eligible benefits or, in the case of a sustainability-linked bond, that the bond includes sustainability-linked covenants. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to U.S. duration detracted from performance, as U.S. interest rates rose.

»	Long exposure to eurozone duration detracted from performance, as E.U. interest rates rose.

»	Long exposure to investment grade corporate credit detracted from performance, as spreads widened.

»	Long exposure to select commercial mortgage-backed securities and solar asset-backed securities detracted from performance, as select holdings underperformed their broader asset classes.

»	There were no material contributors to performance for this Fund.

ANNUAL REPORT	MARCH 31, 2023	13

Expense Example PIMCO Climate Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,056.10	$3.18	$1,000.00	$1,021.84	$3.13	0.62%
I-2	1,000.00	1,055.60	3.69	1,000.00	1,021.34	3.63	0.72
I-3	1,000.00	1,054.40	3.95	1,000.00	1,021.09	3.88	0.77
Class A	1,000.00	1,054.00	5.22	1,000.00	1,019.85	5.14	1.02
Class C	1,000.00	1,050.10	9.05	1,000.00	1,016.11	8.90	1.77

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO CLIMATE BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg MSCI Green Bond Index, USD Hedged	The Bloomberg MSCI Green Bond Index, USD Hedged offers investors an objective and robust measure of the global market for fixed income securities issued to fund projects with direct environmental benefits. An independent research driven methodology is used to evaluate index-eligible green bonds to ensure they adhere to established Green Bond Principles and to classify bonds by their environmental use of proceeds.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO Climate Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2023	$9.56	$0.23	$(0.69)	$(0.46)	$(0.54)	$0.00	$(0.54)

03/31/2022	10.23	0.17	(0.59)	(0.42)	(0.21)	(0.04)	(0.25)

03/31/2021	9.47	0.14	0.85	0.99	(0.21)	(0.02)	(0.23)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-2

03/31/2023	9.56	0.22	(0.69)	(0.47)	(0.53)	0.00	(0.53)

03/31/2022	10.23	0.16	(0.59)	(0.43)	(0.20)	(0.04)	(0.24)

03/31/2021	9.47	0.14	0.84	0.98	(0.20)	(0.02)	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-3

03/31/2023	9.56	0.22	(0.69)	(0.47)	(0.53)	0.00	(0.53)

03/31/2022	10.23	0.16	(0.60)	(0.44)	(0.19)	(0.04)	(0.23)

03/31/2021	9.47	0.13	0.85	0.98	(0.20)	(0.02)	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

Class A

03/31/2023	9.56	0.19	(0.68)	(0.49)	(0.51)	0.00	(0.51)

03/31/2022	10.23	0.13	(0.59)	(0.46)	(0.17)	(0.04)	(0.21)

03/31/2021	9.47	0.10	0.85	0.95	(0.17)	(0.02)	(0.19)

12/10/2019 - 03/31/2020	10.00	0.04	(0.53)	(0.49)	(0.04)	0.00	(0.04)

Class C

03/31/2023	9.56	0.13	(0.69)	(0.56)	(0.44)	0.00	(0.44)

03/31/2022	10.23	0.05	(0.59)	(0.54)	(0.09)	(0.04)	(0.13)

03/31/2021	9.47	0.03	0.85	0.88	(0.10)	(0.02)	(0.12)

12/10/2019 - 03/31/2020	10.00	0.02	(0.53)	(0.51)	(0.02)	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO CLIMATE BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.56	(4.65)%	$11,684	0.59%		0.59%		0.51%		0.51%		2.59%		38%

9.56	(4.27)	16,998	0.51		0.51		0.51		0.51		1.65		26

10.23	10.48	13,684	0.54		0.54		0.51		0.51		1.36		79

9.47	(4.78)	5,131	0.50	*	1.84	*	0.50	*	1.84	*	1.79	*	21

8.56	(4.75)	394	0.69		0.69		0.61		0.61		2.45		38

9.56	(4.37)	563	0.61		0.61		0.61		0.61		1.52		26

10.23	10.36	1,107	0.64		0.64		0.61		0.61		1.38		79

9.47	(4.82)	10	0.60	*	1.94	*	0.60	*	1.94	*	1.66	*	21

8.56	(4.79)	81	0.74		0.79		0.66		0.71		2.44		38

9.56	(4.42)	86	0.66		0.71		0.66		0.71		1.54		26

10.23	10.31	47	0.69		0.74		0.66		0.71		1.27		79

9.47	(4.84)	20	0.65	*	2.04	*	0.65	*	2.04	*	1.61	*	21

8.56	(5.04)	837	0.99		0.99		0.91		0.91		2.19		38

9.56	(4.65)	861	0.91		0.91		0.91		0.91		1.27		26

10.23	10.04	590	0.94		0.94		0.91		0.91		0.96		79

9.47	(4.90)	28	0.90	*	2.24	*	0.90	*	2.24	*	1.40	*	21

8.56	(5.75)	22	1.74		1.74		1.66		1.66		1.45		38

9.56	(5.38)	22	1.66		1.66		1.66		1.66		0.44		26

10.23	9.22	59	1.69		1.69		1.66		1.66		0.28		79

9.47	(5.12)	50	1.65	*	2.99	*	1.65	*	2.99	*	0.66	*	21

ANNUAL REPORT	MARCH 31, 2023	17

Statement of Assets and Liabilities PIMCO Climate Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$12,796

Financial Derivative Instruments
Exchange-traded or centrally cleared	13
Cash	154
Deposits with counterparty	118
Foreign currency, at value	19
Receivable for Fund shares sold	1
Interest and/or dividends receivable	89

Total Assets	13,190

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$16
Over the counter	57
Deposits from Counterparty	80
Payable for Fund shares redeemed	10
Distributions payable	3
Accrued investment advisory fees	3
Accrued supervisory and administrative fees	3

Total Liabilities	172

Net Assets	$13,018

Net Assets Consist of:

Paid in capital	$15,685
Distributable earnings (accumulated loss)	(2,667)

Net Assets	$13,018

Cost of investments in securities	$14,469
Cost of foreign currency held	$19
Cost or premiums of financial derivative instruments, net	$48

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$11,684
I-2	394
I-3	81
Class A	837
Class C	22

Shares Issued and Outstanding:

Institutional Class	1,364
I-2	46
I-3	9
Class A	98
Class C	3

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.56
I-2	8.56
I-3	8.56
Class A	8.56
Class C	8.56

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	19

Statement of Operations PIMCO Climate Bond Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$396
Total Income	396

Expenses:

Investment advisory fees	31
Supervisory and administrative fees	33
Distribution and/or servicing fees - Class A	2
Interest expense	10
Miscellaneous expense	1
Total Expenses	77
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	77

Net Investment Income (Loss)	319

Net Realized Gain (Loss):

Investments in securities	(984)
Exchange-traded or centrally cleared financial derivative instruments	111
Over the counter financial derivative instruments	312
Foreign currency	(2)

Net Realized Gain (Loss)	(563)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(257)
Exchange-traded or centrally cleared financial derivative instruments	71
Over the counter financial derivative instruments	(175)
Foreign currency assets and liabilities	3

Net Change in Unrealized Appreciation (Depreciation)	(358)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(602)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Climate Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$319	$331
Net realized gain (loss)	(563)	481
Net change in unrealized appreciation (depreciation)	(358)	(1,681)

Net Increase (Decrease) in Net Assets Resulting from Operations	(602)	(869)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(667)	(447)
I-2	(26)	(33)
I-3	(5)	(2)
Class A	(45)	(15)
Class C	(1)	(0)

Total Distributions(a)	(744)	(497)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(4,166)	4,409

Total Increase (Decrease) in Net Assets	(5,512)	3,043

Net Assets:

Beginning of year	18,530	15,487
End of year	$13,018	$18,530

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	21

Schedule of Investments PIMCO Climate Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%
CORPORATE BONDS & NOTES 66.3%

BANKING & FINANCE 37.7%

AXA SA
5.625% due 01/16/2054 •	GBP	100	$116

Banco Bilbao Vizcaya Argentaria SA
1.375% due 05/14/2025	EUR	100	103

Bank of America Corp.
2.456% due 10/22/2025 •		$100	95

BNP Paribas SA
0.500% due 06/04/2026 •	EUR	200	201
4.625% due 02/25/2031 •(c)(d)		$200	150

CBRE Services, Inc.
2.500% due 04/01/2031		100	80

Community Preservation Corp.
2.867% due 02/01/2030		75	64

CPI Property Group SA
1.625% due 04/23/2027	EUR	100	78

CTP NV
1.250% due 06/21/2029		200	150

Deutsche Bank AG
1.875% due 02/23/2028 •		100	94

EQT AB
0.875% due 05/14/2031		100	74

ERP Operating LP
1.850% due 08/01/2031		$100	80

European Investment Bank
3.750% due 02/14/2033		240	243

European Union
0.000% due 10/04/2030 (b)	EUR	200	175
2.750% due 02/04/2033		100	106

Farmers Exchange Capital
5.454% due 10/15/2054 •		$50	46

Grainger PLC
3.375% due 04/24/2028	GBP	100	106

HAT Holdings LLC
3.750% due 09/15/2030		$300	227

Healthpeak Properties, Inc.
2.125% due 12/01/2028		100	87

Host Hotels & Resorts LP
2.900% due 12/15/2031		50	39

Hudson Pacific Properties LP
5.950% due 02/15/2028		50	38

ING Groep NV
4.875% due 05/16/2029 •(c)(d)		200	150

Kilroy Realty LP
2.500% due 11/15/2032		100	64

Kreditanstalt fuer Wiederaufbau
0.000% due 09/15/2031 (b)	EUR	650	556

LeasePlan Corp. NV
3.500% due 04/09/2025		150	161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
0.848% due 07/19/2029	EUR	200	$181

Nationale-Nederlanden Bank NV
1.875% due 05/17/2032		100	97

Norinchukin Bank
5.430% due 03/09/2028		$200	205

Prologis International Funding SA
0.875% due 07/09/2029	EUR	125	107
1.750% due 03/15/2028		125	120

Rayonier LP
2.750% due 05/17/2031		$100	83

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		300	242

Standard Chartered PLC
1.214% due 03/23/2025 •		250	240

Sumitomo Mitsui Trust Bank Ltd.
5.500% due 03/09/2028		200	206

UDR, Inc.
3.100% due 11/01/2034		50	41

Weyerhaeuser Co.
7.375% due 03/15/2032		9	10

ZF Finance GmbH
2.000% due 05/06/2027	EUR	100	94

			4,909

INDUSTRIALS 15.3%

Aptiv PLC
3.100% due 12/01/2051		$50	32

Autodesk, Inc.
2.400% due 12/15/2031		50	42

Berkeley Group PLC
2.500% due 08/11/2031	GBP	100	86

Central Japan Railway Co.
3.400% due 09/06/2023		$200	198

Chanel Ceres PLC
1.000% due 07/31/2031	EUR	150	129

Comcast Corp.
4.650% due 02/15/2033		$40	40

Continental Wind LLC
6.000% due 02/28/2033		53	55

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026		70	74

Faurecia SE
2.375% due 06/15/2029	EUR	100	88

Ford Motor Co.
6.100% due 08/19/2032		$38	37

Gap, Inc.
3.625% due 10/01/2029		50	36

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		200	157

22	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marks & Spencer PLC
4.500% due 07/10/2027	GBP	100	$111

Moody’s Corp.
2.000% due 08/19/2031		$100	82
3.100% due 11/29/2061		30	20

MSCI, Inc.
3.625% due 09/01/2030		100	87

Oberlin College
2.874% due 10/01/2051		125	84

PepsiCo, Inc.
3.900% due 07/18/2032		40	39

ProGroup AG
3.000% due 03/31/2026	EUR	100	101

Reckitt Benckiser Treasury Services PLC
1.750% due 05/19/2032	GBP	100	99

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		$200	186

SEB SA
1.375% due 06/16/2025	EUR	100	102

T-Mobile USA, Inc.
4.950% due 03/15/2028		$100	101

			1,986

UTILITIES 13.3%

CenterPoint Energy Houston Electric LLC
5.300% due 04/01/2053		25	26

Dominion Energy, Inc.
2.250% due 08/15/2031		100	82

Mississippi Power Co.
3.100% due 07/30/2051		50	35

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028		100	88

Niagara Mohawk Power Corp.
5.783% due 09/16/2052		40	42

NSTAR Electric Co.
4.950% due 09/15/2052		20	20

Pacific Gas & Electric Co.
6.700% due 04/01/2053		16	16

Public Service Co. of Oklahoma
2.200% due 08/15/2031		100	82

Public Service Electric & Gas Co.
4.650% due 03/15/2033		50	50

Solar Star Funding LLC
5.375% due 06/30/2035		472	483

Southern California Edison Co.
2.500% due 06/01/2031		150	127

Southwestern Public Service Co.
3.150% due 05/01/2050		30	22

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		162	159

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TerraForm Power Operating LLC
5.000% due 01/31/2028		$150	$143

Verizon Communications, Inc.
0.375% due 03/22/2029	EUR	100	89
1.500% due 09/18/2030		$280	227

Wisconsin Electric Power Co.
4.750% due 09/30/2032		20	20

Wisconsin Power & Light Co.
4.950% due 04/01/2033		32	32

			1,743

Total Corporate Bonds & Notes (Cost $10,035)			8,638

MUNICIPAL BONDS & NOTES 1.7%

FLORIDA 0.7%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030		110	94

NEW YORK 1.0%

New York City Water & Sewer System, New York Revenue Bonds, (BABs), Series 2010
5.724% due 06/15/2042		110	123

Total Municipal Bonds & Notes (Cost $279)			217

U.S. TREASURY OBLIGATIONS 2.8%

U.S. Treasury Bonds
2.375% due 02/15/2042		450	362

Total U.S. Treasury Obligations (Cost $432)			362

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

Credit Suisse Mortgage Capital Trust
3.431% due 11/10/2032		100	87

GCT Commercial Mortgage Trust
5.484% due 02/15/2038 •		100	92

JP Morgan Chase Commercial Mortgage Securities Trust
5.484% due 04/15/2038 •		94	92

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		100	87

One Bryant Park Trust
2.516% due 09/15/2054		100	82

VASA Trust
5.584% due 07/15/2039 •		100	93

Total Non-Agency Mortgage-Backed Securities (Cost $602)			533

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	23

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 5.3%

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		$80	$63
4.000% due 04/20/2049		47	42
4.950% due 07/20/2049		97	92
5.520% due 02/22/2055		49	49

Hertz Vehicle Financing LLC
5.490% due 06/25/2027		50	51

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		56	44

Mosaic Solar Loan Trust
2.640% due 01/20/2053		88	77

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		140	121

Sunrun Demeter Issuer
2.270% due 01/30/2057		188	151

Total Asset-Backed Securities (Cost $789)			690

SOVEREIGN ISSUES 3.5%

Agence Francaise de Developpement EPIC
3.500% due 02/25/2033	EUR	100	111

Canada Government International Bond
2.250% due 12/01/2029	CAD	50	36

Kingdom of Belgium Government Bond
2.750% due 04/22/2039	EUR	100	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ministeries Van de Vlaamse Gemeenschap
3.250% due 01/12/2043	EUR	100	$103

Societe Nationale SNCF SA
3.125% due 11/02/2027		100	108

Total Sovereign Issues (Cost $436)			460

SHORT-TERM INSTRUMENTS 14.6%

U.S. TREASURY BILLS 14.6%
4.672% due 04/04/2023 - 04/27/2023 (a)(b)		$1,900	1,896

Total Short-Term Instruments (Cost $1,896)			1,896

Total Investments in Securities (Cost $14,469)			12,796

Total Investments 98.3% (Cost $14,469)			$12,796

Financial Derivative Instruments (e)(f) (0.5)% (Cost or Premiums, net $48)			(60)

Other Assets and Liabilities, net 2.2%			282

Net Assets 100.0%			$13,018

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(4) at a weighted average interest rate of 0.273%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

24	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2023

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract March Futures	06/2023	5	$1,189	$0	$0	$0
U.S. Treasury 5-Year Note June Futures	06/2023	42	4,599	94	10	0
U.S. Treasury Long-Term Bond June Futures	06/2023	1	131	6	1	0

				$100	$11	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	2	$(295)	$(10)	$1	$(1)
U.S. Treasury 10-Year Note June Futures	06/2023	8	(919)	(19)	0	(3)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	6	(727)	(14)	0	(3)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	4	(565)	(27)	0	(6)

				$(70)	$1	$(13)

Total Futures Contracts				$30	$12	$(13)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day GBP-SONIO Compounded-OIS	3.250%	Annual	09/20/2053	GBP	60	$1	$(2)	$(1)	$1	$0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026	CAD	500	(31)	(3)	(34)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050	$	280	86	18	104	0	(2)
Pay(1)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028	EUR	600	(8)	8	0	0	(1)

Total Swap Agreements							$48	$21	$69	$1	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$12	$1	$13	$0	$(13)	$(3)	$(16)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

Cash of $118 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2023		CAD	4	$		3	$0	$0
	05/2023		EUR	383			409	0	(8)
BPS	05/2023		CAD	4			3	0	0
	05/2023		EUR	2,515			2,699	0	(34)
BRC	05/2023		GBP	431			521	0	(11)
CBK	05/2023		CAD	44			33	0	0
	05/2023		EUR	101			109	0	(1)
RBC	05/2023	$		58		AUD	83	0	(3)

Total Forward Foreign Currency Contracts								$0	$(57)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(8)	$0	$0	$(8)	$(8)	$0	$(8)
BPS	0	0	0	0	(34)	0	0	(34)	(34)	0	(34)
BRC	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
CBK	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RBC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)

Total Over the Counter	$0	$0	$0	$0	$(57)	$0	$0	$(57)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

26	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$13	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	3	3

	$0	$0	$0	$0	$16	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$57	$0	$57

	$0	$0	$0	$57	$16	$73

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$133	$133
Swap Agreements	0	0	0	0	(22)	(22)

	$0	$0	$0	$0	$111	$111

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$312	$0	$312

	$0	$0	$0	$312	$111	$423

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$32	$32
Swap Agreements	0	0	0	0	39	39

	$0	$0	$0	$0	$71	$71

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(175)	$0	$(175)

	$0	$0	$0	$(175)	$71	$(104)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,909	$0	$4,909
Industrials	0	1,986	0	1,986
Utilities	0	1,743	0	1,743
Municipal Bonds & Notes
Florida	0	94	0	94
New York	0	123	0	123
U.S. Treasury Obligations	0	362	0	362
Non-Agency Mortgage-Backed Securities	0	533	0	533
Asset-Backed Securities	0	690	0	690
Sovereign Issues	0	460	0	460
Short-Term Instruments
U.S. Treasury Bills	0	1,896	0	1,896

Total Investments	$0	$12,796	$0	$12,796

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$12	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(15)	0	(16)
Over the counter	0	(57)	0	(57)

	$(1)	$(72)	$0	$(73)

Total Financial Derivative Instruments	$0	$(60)	$0	$(60)

Totals	$0	$12,736	$0	$12,736

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

28	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Climate Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and

ANNUAL REPORT	MARCH 31, 2023	29

Notes to Financial Statements (Cont.)

expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or

30	PIMCO CLIMATE BOND FUND

March 31, 2023

estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

ANNUAL REPORT	MARCH 31, 2023	31

Notes to Financial Statements (Cont.)

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may

32	PIMCO CLIMATE BOND FUND

March 31, 2023

calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).
Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

ANNUAL REPORT	MARCH 31, 2023	33

Notes to Financial Statements (Cont.)

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

ANNUAL REPORT	MARCH 31, 2023	35

Notes to Financial Statements (Cont.)

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

ANNUAL REPORT	MARCH 31, 2023	37

Notes to Financial Statements (Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are

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reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

ANNUAL REPORT	MARCH 31, 2023	39

Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of

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centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

ANNUAL REPORT	MARCH 31, 2023	41

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Climate-Related Investing Risk  is the risk that, because the Fund’s climate-related investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may differ from funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s

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credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that

ANNUAL REPORT	MARCH 31, 2023	43

Notes to Financial Statements (Cont.)

use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions or other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative,

44	PIMCO CLIMATE BOND FUND

March 31, 2023

regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or

ANNUAL REPORT	MARCH 31, 2023	45

Notes to Financial Statements (Cont.)

intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general

ANNUAL REPORT	MARCH 31, 2023	47

Notes to Financial Statements (Cont.)

obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2023	49

Notes to Financial Statements (Cont.)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of March 31, 2023, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $204.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may

50	PIMCO CLIMATE BOND FUND

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involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$528	$80	$3,808	$9,642

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	420	$3,658	972	$9,962

I-2	0	0	84	861

I-3	2	25	4	43

Class A	19	162	43	438

Class C	1	3	0	8

Issued as reinvestment of distributions

Institutional Class	72	615	42	423

I-2	3	26	3	33

I-3	1	5	0	2

Class A	5	45	1	15

Class C	0	1	0	0

Cost of shares redeemed

Institutional Class	(906)	(8,400)	(573)	(5,820)

I-2	(16)	(137)	(136)	(1,387)

I-3	(3)	(25)	0	0

Class A	(16)	(144)	(12)	(124)

Class C	0	0	(4)	(45)

Net increase (decrease) resulting from Fund share transactions	(418)	$(4,166)	424	$4,409

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 37% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

ANNUAL REPORT	MARCH 31, 2023	51

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S. registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Climate Bond Fund	$0	$0	$(1,699)	$(2)	$(663)	$0	$(303)	$(2,667)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

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(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Climate Bond Fund	$209	$454

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Climate Bond Fund	$14,535	$196	$(1,893)	$(1,697)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and straddle loss deferrals.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Climate Bond Fund	$744	$0	$0	$466	$31	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2023	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Climate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Climate Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

54	PIMCO CLIMATE BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CBK	Citibank N.A.
BPS	BNP Paribas S.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
SOFR	Secured Overnight Financing Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
BABs	Build America Bonds	OIS	Overnight Index Swap
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2023	55

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Climate Bond Fund	0.00%	0.00%	$677	$0	$355

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Climate Bond Fund	0.00%

56	PIMCO CLIMATE BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2023	57

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

58	PIMCO CLIMATE BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2023	59

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

60	PIMCO CLIMATE BOND FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2023	61

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

62	PIMCO CLIMATE BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3028AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO CommoditiesPLUS® Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives,

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which in intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status

PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	—	05/28/10	05/28/10	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

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ANNUAL REPORT	MARCH 31, 2023	11

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	(6.32)%	9.77%	1.34%	3.38%
PIMCO CommoditiesPLUS® Strategy Fund I-2	(6.28)%	9.68%	1.23%	3.27%
PIMCO CommoditiesPLUS® Strategy Fund I-3	(6.37)%	9.61%	1.19%	3.23%
PIMCO CommoditiesPLUS® Strategy Fund Class A	(6.61)%	9.29%	0.87%	2.90%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	(11.76)%	8.06%	0.30%	2.45%
PIMCO CommoditiesPLUS® Strategy Fund Class C	(7.44)%	8.47%	0.11%	2.13%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	(8.11)%	8.47%	0.11%	2.13%
Credit Suisse Commodity Benchmark Total Return Index	(6.82)%	10.25%	0.59%	2.25%
Lipper Commodities General Funds Average	(11.08)%	5.81%	(0.96)%	(0.59)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.95% for the Institutional Class shares, 1.05% for I-2 shares, 1.15% for I-3 shares, 1.40% for Class A shares and 2.15% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	I-2 - PCLPX	I-3 - PCLNX
Class A - PCLAX	Class C - PCPCX

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	65.7%
Asset-Backed Securities	11.0%
Commodities	7.9%
U.S. Government Agencies	4.7%
U.S. Treasury Obligations	3.8%
Non-Agency Mortgage-Backed Securities	3.8%
Corporate Bonds & Notes	3.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Active commodity strategies, specifically underweight exposure to the natural gas sub-sector in December 2022 and January 2023, contributed to relative performance, as the sub-sector underperformed relative to the Credit Suisse Commodity Benchmark Index (the “benchmark”) in December 2022 and January 2023.

»	There were no other material contributors to performance for this Fund.

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the benchmark, posted losses.
»	Overweight exposure to U.S. duration detracted from relative performance, as U.S. rates moved higher.

»	Exposure to securitized credit, specifically non-agency mortgage-backed securities detracted from relative performance, as these securities posted negative returns amid spread widening.

»	Exposure to U.S. breakeven inflation (“BEI”), particularly in the second quarter of 2022, detracted from relative performance, as U.S. BEI moved lower.

ANNUAL REPORT	MARCH 31, 2023	13

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,039.00	$4.07	$1,000.00	$1,020.94	$4.03	0.80%
I-2	1,000.00	1,038.90	4.58	1,000.00	1,020.44	4.53	0.90
I-3	1,000.00	1,038.50	4.73	1,000.00	1,020.29	4.68	0.93
Class A	1,000.00	1,037.10	6.35	1,000.00	1,018.70	6.29	1.25
Class C	1,000.00	1,032.00	10.13	1,000.00	1,014.96	10.05	2.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Description

Index*	Benchmark Description

Credit Suisse Commodity Benchmark Total Return Index	The Credit Suisse Commodity Benchmark Total Return Index is an unmanaged index composed of futures contracts on a number of physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2023	$9.27	$0.18	$(0.61)	$(0.43)	$(2.23)	$(0.01)	$(2.24)

03/31/2022	11.26	0.01	4.55	4.56	(6.55)	0.00	(6.55)

03/31/2021~	6.58	0.01	4.71	4.72	(0.04)	0.00	(0.04)

03/31/2020~	10.86	0.16	(4.18)	(4.02)	(0.26)	0.00	(0.26)

03/31/2019~	12.90	0.20	(0.44)	(0.24)	(1.80)	0.00	(1.80)

I-2

03/31/2023	9.16	0.16	(0.59)	(0.43)	(2.22)	(0.01)	(2.23)

03/31/2022	11.19	0.00	4.51	4.51	(6.54)	0.00	(6.54)

03/31/2021~	6.54	(0.01)	4.70	4.69	(0.04)	0.00	(0.04)

03/31/2020~	10.80	0.16	(4.18)	(4.02)	(0.24)	0.00	(0.24)

03/31/2019~	12.84	0.18	(0.44)	(0.26)	(1.78)	0.00	(1.78)

I-3

03/31/2023	9.13	0.15	(0.57)	(0.42)	(2.22)	(0.01)	(2.23)

03/31/2022	11.17	0.00	4.50	4.50	(6.54)	0.00	(6.54)

03/31/2021~	6.54	(0.01)	4.67	4.66	(0.03)	0.00	(0.03)

03/31/2020~	10.78	0.16	(4.16)	(4.00)	(0.24)	0.00	(0.24)

04/27/2018 - 03/31/2019~	13.32	0.16	(0.90)	(0.74)	(1.80)	0.00	(1.80)

Class A

03/31/2023	8.92	0.14	(0.57)	(0.43)	(2.20)	(0.01)	(2.21)

03/31/2022	11.06	(0.03)	4.41	4.38	(6.52)	0.00	(6.52)

03/31/2021~	6.48	(0.04)	4.64	4.60	(0.02)	0.00	(0.02)

03/31/2020~	10.68	0.12	(4.12)	(4.00)	(0.20)	0.00	(0.20)

03/31/2019~	12.72	0.16	(0.46)	(0.30)	(1.74)	0.00	(1.74)

Class C

03/31/2023	7.93	0.07	(0.49)	(0.42)	(2.16)	(0.01)	(2.17)

03/31/2022	10.48	(0.08)	4.03	3.95	(6.50)	0.00	(6.50)

03/31/2021~	6.16	(0.09)	4.41	4.32	0.00	0.00	0.00

03/31/2020~	10.18	0.04	(3.92)	(3.88)	(0.14)	0.00	(0.14)

03/31/2019~	12.22	0.06	(0.42)	(0.36)	(1.68)	0.00	(1.68)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
~	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.60	(6.32)%	$2,084,477	0.81%		0.98%		0.74%		0.91%		2.32%	247%

9.27	61.83	1,795,422	0.73		0.94		0.73		0.94		0.09	556

11.26	71.97	1,394,694	0.74		0.97		0.74		0.97		0.08	560

6.58	(37.85)	1,685,272	0.78		1.01		0.74		0.97		1.65	514

10.86	(1.65)	1,894,616	0.81		1.01		0.74		0.94		1.73	322

6.50	(6.39)	1,678,525	0.91		1.08		0.84		1.01		2.08	247

9.16	61.76	2,148,453	0.83		1.04		0.83		1.04		(0.01)	556

11.19	71.87	1,125,181	0.84		1.07		0.84		1.07		(0.06)	560

6.54	(37.94)	519,367	0.88		1.11		0.84		1.07		1.55	514

10.80	(1.75)	695,533	0.91		1.11		0.84		1.04		1.60	322

6.48	(6.37)	12,368	0.96		1.18		0.89		1.11		1.90	247

9.13	61.64	34,626	0.88		1.14		0.88		1.14		(0.04)	556

11.17	71.47	22,592	0.89		1.17		0.89		1.17		(0.10)	560

6.54	(37.85)	13,977	0.93		1.21		0.89		1.17		1.51	514

10.78	(5.40)	22,023	0.96	*	1.21	*	0.89	*	1.14	*	1.56 *	322

6.28	(6.61)	122,821	1.26		1.43		1.19		1.36		1.80	247

8.92	60.97	131,570	1.18		1.39		1.18		1.39		(0.36)	556

11.06	71.06	92,269	1.19		1.42		1.19		1.42		(0.40)	560

6.48	(38.03)	54,682	1.23		1.46		1.19		1.42		1.23	514

10.68	(2.14)	103,029	1.26		1.46		1.19		1.39		1.30	322

5.34	(7.44)	14,296	2.01		2.18		1.94		2.11		1.04	247

7.93	59.80	15,780	1.93		2.14		1.93		2.14		(1.09)	556

10.48	70.23	4,976	1.94		2.17		1.94		2.17		(1.14)	560

6.16	(38.61)	4,717	1.98		2.21		1.94		2.17		0.49	514

10.18	(2.88)	11,991	2.01		2.21		1.94		2.14		0.53	322

ANNUAL REPORT	MARCH 31, 2023	17

Consolidated Statement of Assets and Liabilities PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$5,136,072
Investments in Affiliates	138,200

Financial Derivative Instruments
Exchange-traded or centrally cleared	15,721
Over the counter	229,740
Cash	624
Deposits with counterparty	33,514
Foreign currency, at value	2,511
Receivable for investments sold	634
Receivable for investments sold on a delayed-delivery basis	534
Receivable for TBA investments sold	34,974
Receivable for Fund shares sold	7,541
Interest and/or dividends receivable	8,720
Dividends receivable from Affiliates	569
Reimbursement receivable from PIMCO	572

Total Assets	5,609,926

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$13,483

Financial Derivative Instruments
Exchange-traded or centrally cleared	22,736
Over the counter	28,442
Payable for investments purchased	1,206,404
Payable for investments in Affiliates purchased	569
Payable for TBA investments purchased	248,106
Deposits from counterparty	170,410
Payable for Fund shares redeemed	3,899
Accrued investment advisory fees	2,130
Accrued supervisory and administrative fees	1,219
Accrued distribution fees	10
Accrued servicing fees	31

Total Liabilities	1,697,439

Net Assets	$3,912,487

Net Assets Consist of:

Paid in capital	$4,008,089
Distributable earnings (accumulated loss)	(95,602)

Net Assets	$3,912,487

Cost of investments in securities	$5,057,032
Cost of investments in Affiliates	$143,593
Cost of foreign currency held	$2,461
Proceeds received on short sales	$13,393
Cost or premiums of financial derivative instruments, net	$(5,116)

* Includes repurchase agreements of:	$2,624,381

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$2,084,477
I-2	1,678,525
I-3	12,368
Class A	122,821
Class C	14,296

Shares Issued and Outstanding:

Institutional Class	315,677
I-2	258,240
I-3	1,909
Class A	19,565
Class C	2,675

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.60
I-2	6.50
I-3	6.48
Class A	6.28
Class C	5.34

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	19

Consolidated Statement of Operations PIMCO CommoditiesPLUS® Strategy Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$119,132
Dividends from Investments in Affiliates	8,521
Total Income	127,653

Expenses:

Investment advisory fees	25,536
Supervisory and administrative fees	14,808
Distribution and/or servicing fees - Class A	314
Distribution and/or servicing fees - Class C	165
Trustee fees	23
Interest expense	3,051
Miscellaneous expense	1
Total Expenses	43,898
Waiver and/or Reimbursement by PIMCO	(7,247)
Net Expenses	36,651

Net Investment Income (Loss)	91,002

Net Realized Gain (Loss):

Investments in securities	(54,508)
Investments in Affiliates	(3,273)
Exchange-traded or centrally cleared financial derivative instruments	60,576
Over the counter financial derivative instruments	(440,030)
Short sales	532
Foreign currency	(4,381)

Net Realized Gain (Loss)	(441,084)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	35,195
Investments in Affiliates	(1,471)
Exchange-traded or centrally cleared financial derivative instruments	166,081
Over the counter financial derivative instruments	(121,620)
Foreign currency assets and liabilities	563

Net Change in Unrealized Appreciation (Depreciation)	78,748

Net Increase (Decrease) in Net Assets Resulting from Operations	$(271,334)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$91,002	$706
Net realized gain (loss)	(441,084)	1,382,527
Net change in unrealized appreciation (depreciation)	78,748	150,503

Net Increase (Decrease) in Net Assets Resulting from Operations	(271,334)	1,533,736

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(542,654)	(764,442)
I-2	(549,567)	(785,959)
I-3	(6,541)	(22,208)
Class A	(35,174)	(61,223)
Class C	(5,234)	(4,677)

Total Distributions(a)	(1,139,170)	(1,638,509)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,197,140	1,590,912

Total Increase (Decrease) in Net Assets	(213,364)	1,486,139

Net Assets:

Beginning of year	4,125,851	2,639,712
End of year	$3,912,487	$4,125,851

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.3%

CORPORATE BONDS & NOTES 4.2%

BANKING & FINANCE 4.2%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$201	$170

Banca Monte dei Paschi di Siena SpA
7.677% due 01/18/2028 •	EUR	500	457

Bank of America Corp.
3.683% (EUR003M + 1.000%) due 08/24/2025 ~		14,600	15,867
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		$19,800	19,853

Barclays PLC
5.304% due 08/09/2026 •		8,900	8,725

Credit Suisse AG
4.750% due 08/09/2024		44,500	43,178

GA Global Funding Trust
5.913% (SOFRRATE + 1.360%) due 04/11/2025 ~		7,500	7,299

General Motors Financial Co., Inc.
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		20,300	20,203

Goldman Sachs Group, Inc.
3.000% due 03/15/2024		4,900	4,793

ING Groep NV
6.489% (SOFRINDX + 1.640%) due 03/28/2026 ~		9,900	9,946

JPMorgan Chase & Co.
5.968% (SOFRRATE + 1.320%) due 04/26/2026 ~		17,800	17,741

NatWest Group PLC
4.519% due 06/25/2024 •		2,047	2,037
6.684% (US0003M + 1.550%) due 06/25/2024 ~		3,203	3,201

Toyota Motor Credit Corp.
5.570% due 12/11/2023 •		3,000	3,001

UBS Group AG
6.301% (SOFRRATE + 1.580%) due 05/12/2026 ~		6,061	6,046

			162,517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024	$100	$100

TransCanada PipeLines Ltd.
3.750% due 10/16/2023	89	88

		188

UTILITIES 0.0%

Verizon Communications, Inc.
2.355% due 03/15/2032	379	311

Total Corporate Bonds & Notes (Cost $164,401)		163,016

U.S. GOVERNMENT AGENCIES 6.3%

Fannie Mae
2.125% due 04/24/2026 (i)	5,695	5,411
3.770% due 05/01/2038 •	2,021	2,050
5.275% due 10/25/2036 •	12	12
5.295% due 08/25/2037 •	406	402

Freddie Mac
5.064% due 07/15/2036 •	149	147
5.134% due 05/15/2032 - 09/15/2042 •	1,137	1,125
5.284% due 12/15/2037 •	117	116
5.304% due 10/15/2037 ~	289	287

Ginnie Mae
0.098% due 10/16/2053 ~(a)	740	0
2.681% due 10/20/2043 •	2,277	2,177
3.858% due 08/20/2068 •	2,628	2,559

U.S. Small Business Administration
4.840% due 05/01/2025	19	19
4.990% due 09/01/2024	11	11
5.160% due 02/01/2028	15	15
5.310% due 05/01/2027	26	26
5.510% due 11/01/2027	14	14
5.820% due 06/01/2026	19	19
5.870% due 07/01/2028	9	9
6.020% due 08/01/2028	6	6
6.770% due 11/01/2028	24	24

Uniform Mortgage-Backed Security
3.500% due 02/01/2045 - 03/01/2048	1,340	1,265

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2053 - 05/01/2053	242,700	232,144

Total U.S. Government Agencies (Cost $242,844)		247,838

U.S. TREASURY OBLIGATIONS 5.2%

U.S. Treasury Bonds
3.000% due 05/15/2045	2,010	1,752

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2026	$5,146	$4,958
0.250% due 07/15/2029 (i)(k)	1,169	1,108
0.375% due 07/15/2023 (k)	347	348
0.375% due 07/15/2025 (i)	22,334	21,849
0.375% due 07/15/2025 (i)(k)	3,912	3,827
0.375% due 01/15/2027 (k)	186	179
0.500% due 01/15/2028	7,394	7,138
0.750% due 02/15/2042	2,276	1,990
0.875% due 02/15/2047	2,063	1,788
1.000% due 02/15/2049	995	887
1.375% due 02/15/2044 (i)	3,929	3,810
1.375% due 02/15/2044	9,677	9,385
2.125% due 02/15/2040	1,441	1,593
2.125% due 02/15/2041	128	142
2.500% due 01/15/2029 (i)	36,724	39,338
3.375% due 04/15/2032	1,226	1,451
3.875% due 04/15/2029	2,565	2,956

U.S. Treasury Notes
1.625% due 05/15/2026	25,577	23,956
2.000% due 02/15/2025	33,704	32,415
2.750% due 02/15/2024	42,010	41,308

Total U.S. Treasury Obligations (Cost $208,836)		202,178

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	1,000	936

Adjustable Rate Mortgage Trust
4.909% due 07/25/2035 ~	25	23

Ashford Hospitality Trust
5.584% due 04/15/2035 •	531	516

Atrium Hotel Portfolio Trust
5.634% due 06/15/2035 •	1,100	1,060
5.864% due 12/15/2036 ~	2,025	1,961

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032	1,500	1,312

Banc of America Funding Trust
3.822% due 05/20/2036 ^~	197	171

Barclays Commercial Mortgage Securities Trust
5.659% due 08/15/2036 •	1,000	990
5.684% due 07/15/2037 •	4,300	4,206
5.684% due 10/15/2037 ~	8,703	8,409

Bear Stearns Adjustable Rate Mortgage Trust
4.283% due 01/25/2035 ~	73	72

Bear Stearns ALT-A Trust
4.531% due 07/25/2035 ^~	488	350

Bear Stearns Structured Products, Inc. Trust
3.947% due 01/26/2036 ^~	52	41

Beast Mortgage Trust
5.734% due 03/15/2036 •	600	531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BFLD Trust
6.031% due 10/15/2034 ~		$1,000	$986

Braemar Hotels & Resorts Trust
5.504% due 06/15/2035 •		8,530	8,206

Chase Mortgage Finance Trust
3.848% due 02/25/2037 ~		67	61
3.949% due 02/25/2037 ~		67	63

ChaseFlex Trust
4.460% due 06/25/2036 ^~		46	40

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.125% due 01/25/2035 •		2	1

Citigroup Mortgage Loan Trust
6.470% due 11/25/2035 •		21	20

Colony Mortgage Capital Ltd.
6.070% due 11/15/2038 •		6,300	6,013

Commercial Mortgage Trust
3.545% due 02/10/2036		1,000	923

Countrywide Alternative Loan Trust
6.000% due 03/25/2037 ^		5,297	2,154
6.500% due 09/25/2037 ^		1,372	585

Countrywide Home Loan Mortgage Pass-Through Trust
3.447% due 08/20/2035 ^~		983	889
3.825% due 11/20/2034 ~		165	148

DBWF Mortgage Trust
5.891% due 12/19/2030 •		2,500	2,456

Eurosail PLC
5.221% due 06/13/2045 •	GBP	859	1,042

First Horizon Alternative Mortgage Securities Trust
5.022% due 04/25/2035 ~		$157	151

GS Mortgage Securities Corp.
5.366% due 05/03/2032		1,000	986
8.228% due 08/15/2039 ~		3,100	3,087

GS Mortgage Securities Corp. Trust
5.604% due 07/15/2025 •		14,179	13,856
5.834% due 08/15/2032 •		6,720	6,507

GSR Mortgage Loan Trust
3.912% due 11/25/2035 ~		46	45
4.052% due 09/25/2035 ~		5	5

HarborView Mortgage Loan Trust
5.021% due 03/19/2037 •		562	486
5.171% due 12/19/2036 •		6,750	5,551
5.381% due 11/19/2035 •		223	167
5.441% due 06/20/2035 •		307	270

Hawaii Hotel Trust
5.834% due 05/15/2038 •		15,550	15,183

HPLY Trust
5.684% due 11/15/2036 •		6,661	6,516

IndyMac INDA Mortgage Loan Trust
3.106% due 11/25/2035 ^~		117	85

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDX Mortgage Loan Trust
5.265% due 07/25/2036 •	$671	$598

InTown Mortgage Trust
7.316% due 08/15/2039 •	3,000	2,983

JP Morgan Alternative Loan Trust
6.810% due 08/25/2036 ^þ	1,175	1,101

JP Morgan Chase Commercial Mortgage Securities Corp.
5.784% due 05/15/2034 •	1,700	1,667

JP Morgan Chase Commercial Mortgage Securities Trust
4.248% due 07/05/2033	3,750	3,394
5.901% due 07/05/2033 ~	1,936	1,775
5.934% due 09/15/2029 •	1,334	1,236

JP Morgan Mortgage Trust
3.702% due 07/25/2035 ~	13	13
3.799% due 04/25/2035 ~	2	2

MASTR Adjustable Rate Mortgages Trust
3.866% due 11/21/2034 ~	80	74

MBRT
5.884% due 11/15/2036 •	3,600	3,540

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.424% due 09/15/2030 •	45	44

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.164% due 06/15/2030 •	3	3

Merrill Lynch Mortgage Investors Trust
3.471% due 06/25/2035 ~	118	108
3.676% due 12/25/2034 ~	39	36
3.859% due 05/25/2036 ~	2	2

MFA Trust
4.112% due 12/25/2066 ~	4,380	4,162

MRCD Mortgage Trust
2.718% due 12/15/2036	7,500	6,864

New Orleans Hotel Trust
5.673% due 04/15/2032 •	1,674	1,604

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •	1,000	919

One Market Plaza Trust
3.614% due 02/10/2032	1,000	919

One New York Plaza Trust
5.634% due 01/15/2036 •	14,400	13,820

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
5.605% due 12/25/2035 •	3,601	3,263

Residential Accredit Loans, Inc. Trust
5.205% due 06/25/2046 •	99	23
6.000% due 09/25/2036	134	102
6.000% due 09/25/2036 ^	351	267

Residential Asset Securitization Trust
6.500% due 09/25/2036 ^	7,139	2,636

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
5.612% due 11/25/2034 •		$477	$403

Structured Asset Mortgage Investments Trust
5.265% due 05/25/2036 •		50	33
5.441% due 05/19/2035 •		31	26

Tharaldson Hotel Portfolio Trust
5.760% due 11/11/2034 •		2,135	2,095

Thornburg Mortgage Securities Trust
6.407% due 03/25/2037 ^~		1,625	1,315

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	12,042	14,865
5.243% due 07/20/2045 •		9,001	11,004

Trinity Square PLC
4.713% due 07/15/2059 •		9,286	11,414

VASA Trust
5.584% due 07/15/2039 •		$4,310	4,011

Verus Securitization Trust
4.474% due 04/25/2067 þ		6,266	6,058

WaMu Mortgage Pass-Through Certificates Trust
3.253% due 06/25/2034 ~		23	20
4.091% due 01/25/2035 ~		27	25
4.181% due 10/25/2034 ~		20	18
5.585% due 11/25/2034 •		141	126
5.585% due 01/25/2045 ~		196	187
5.645% due 01/25/2045 •		170	155

Wells Fargo Mortgage-Backed Securities Trust
4.637% due 04/25/2036 ~		134	124

Total Non-Agency Mortgage-Backed Securities (Cost $211,094)			200,094

ASSET-BACKED SECURITIES 14.8%

ACE Securities Corp. Home Equity Loan Trust
5.715% due 05/25/2035 •		745	742
5.745% due 12/25/2034 •		381	336

Adagio Eur CLO DAC
4.541% due 07/20/2036 ~	EUR	14,400	15,612

ALME Loan Funding DAC
3.038% due 01/15/2032 •		19,476	20,697

American Credit Acceptance Receivables Trust
4.120% due 02/13/2026		$5,322	5,296

American Money Management Corp. CLO Ltd.
5.772% due 04/14/2029 •		379	378
5.848% due 04/25/2031 •		800	792

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		400	395

AREIT Trust
6.985% due 06/17/2039 •		3,700	3,696

Arivo Acceptance Auto Loan Receivables Trust
3.930% due 05/15/2028		8,123	7,905

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Armada Euro CLO DAC
3.414% due 11/15/2031 •	EUR	8,921	$9,490

Asset-Backed Securities Corp. Home Equity Loan Trust
5.305% due 11/25/2036 •		$4,705	4,495

Atlas Senior Loan Fund Ltd.
5.882% due 01/15/2031 •		491	486
5.895% due 04/22/2031 •		1,000	980

Atlas Static Senior Loan Fund Ltd.
7.258% due 07/15/2030 •		969	971

Aurium CLO DAC
3.958% due 03/23/2032 ~	EUR	6,000	6,368

Avoca CLO DAC
3.094% due 01/12/2031 ~		3,916	4,158
3.108% due 10/15/2032 ~		8,500	8,990

Babson CLO Ltd.
5.798% due 01/20/2031 •		$1,100	1,090

Bain Capital Euro CLO DAC
3.308% due 07/17/2034 •	EUR	3,900	4,069

Bain Capital Euro DAC
3.122% due 04/20/2032 •		2,781	2,963

Barings CLO Ltd.
5.742% due 04/15/2031 •		$2,700	2,669

BDS Ltd.
6.556% due 03/19/2039 •		2,400	2,352
6.828% due 08/19/2038 •		1,800	1,782

Bear Stearns Asset-Backed Securities Trust
5.505% due 02/25/2036 •		7,641	7,104
5.845% due 09/25/2046 •		258	231

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		1,680	1,663
5.872% due 07/15/2032 ~		500	492
5.908% due 01/20/2031 •		700	692

BHG Securitization Trust
3.750% due 06/18/2035		10,176	10,012
5.320% due 10/17/2035		795	789

Black Diamond CLO DAC
3.202% due 01/20/2032 •	EUR	9,122	9,731

Blackrock European CLO DAC
3.268% due 07/17/2034 ~		11,304	11,875

BlueMountain CLO Ltd.
5.872% due 07/15/2031 •		$600	593

BNPP AM Euro CLO DAC
3.213% due 07/22/2032 •	EUR	6,400	6,754

BPCRE Holder LLC
7.091% due 01/16/2037 •		$500	495

BSPRT Issuer Ltd.
7.123% due 07/15/2039 ~		2,000	1,974

Cairn CLO DAC
3.328% due 10/30/2030 •	EUR	1,999	2,123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Euro CLO DAC
3.284% due 08/15/2030 ~	EUR	2,909	$3,088

Carlyle Global Market Strategies CLO Ltd.
5.792% due 01/15/2031 •		$3,055	3,030
6.148% due 07/20/2032 •		500	494

Carlyle Global Market Strategies Euro CLO DAC
3.038% due 07/15/2030 •	EUR	997	1,061

Carlyle US CLO Ltd.
5.972% due 01/15/2030 •		$500	497

CarNow Auto Receivables Trust
3.440% due 07/15/2024		54	54

Carrington Mortgage Loan Trust
6.058% due 07/20/2030 •		588	584

Carvana Auto Receivables Trust
2.310% due 12/11/2028		10,043	9,778
5.892% due 07/17/2031 •		900	887

CIFC Funding Ltd.
5.608% due 01/20/2028 •		381	380
5.795% due 04/18/2031 •		400	394
5.972% due 11/16/2030 •		663	658
5.992% due 10/17/2031 •		800	793

CLNC Ltd.
6.056% due 08/20/2035 •		292	287

Contego CLO DAC
3.323% due 05/14/2032 ~	EUR	9,300	9,800

Countrywide Asset-Backed Certificates Trust
4.311% due 11/25/2034 •		$2,519	2,197
5.625% due 11/25/2034 •		150	142
5.700% due 08/25/2034 •		23	22
5.880% due 12/25/2035 •		2,314	2,184

CQS U.S. CLO Ltd.
7.289% due 07/20/2031 •		4,066	4,061

Credit Acceptance Auto Loan Trust
1.240% due 10/15/2029		4,040	3,981
1.370% due 07/16/2029		3,076	3,062

CVC Cordatus Loan Fund DAC
3.434% due 08/15/2032 •	EUR	5,200	5,501

Dryden CLO Ltd.
5.842% due 07/15/2031 •		$1,300	1,284
5.944% due 05/15/2032 •		500	491

Dryden Euro CLO DAC
1.470% due 10/15/2032	EUR	3,000	2,973

First Help Financial LLC
4.430% due 01/18/2028		$337	329

Flagship Credit Auto Trust
4.330% due 12/16/2024		5,532	5,501

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		4,000	3,853

FREED ABS Trust
4.500% due 08/20/2029		969	967
6.490% due 12/18/2029		7,097	7,107

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
4.985% due 01/25/2037 •		$1,556	$793
5.085% due 10/25/2036 •		5,415	2,257

FS Rialto Issuer LLC
6.459% due 01/19/2039 •		7,400	7,262

Gallatin CLO Ltd.
5.865% due 01/21/2028 •		543	541

GPMT Ltd.
6.011% due 07/16/2035 •		1,530	1,502

Greywolf CLO Ltd.
5.978% due 01/27/2031 •		1,400	1,383

GSAMP Trust
5.045% due 11/25/2036 •		724	346

Halseypoint CLO Ltd.
6.252% due 11/30/2032 •		1,800	1,783

Harvest CLO DAC
3.018% due 01/15/2031 •	EUR	7,095	7,554
3.138% due 01/15/2032 •		5,100	5,375

Hayfin Emerald CLO DAC
3.543% due 05/27/2034 •		28,300	29,586

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		$20,900	20,501

HGI CRE CLO Ltd.
6.258% due 04/20/2037 •		3,100	3,055

ICG Euro CLO DAC
3.338% due 10/15/2034 •	EUR	8,000	8,394

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
4.996% due 11/25/2034 •		$175	168

Invesco Euro CLO DAC
3.208% due 07/15/2032 •	EUR	4,300	4,533

Jubilee CLO DAC
3.188% due 06/15/2032 ~		15,000	15,735
3.757% due 12/15/2029 •		886	944

KKR CLO Ltd.
6.082% due 04/15/2029 •		$617	614

KREF Ltd.
6.206% due 02/17/2039 •		1,000	980

LCM LP
5.808% due 07/20/2030 •		460	454
5.922% due 10/15/2031 ~		700	690

LCM Ltd.
5.788% due 03/20/2030 •		712	703
5.888% due 04/20/2031 •		700	686

LendingPoint Pass-Through Trust
3.250% due 04/15/2028		6,623	6,368
4.000% due 05/15/2028		11,771	11,380

LoanCore Issuer Ltd.
5.984% due 07/15/2036 •		500	494
5.984% due 11/15/2038 •		1,000	982

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

M360 Ltd.
6.252% due 11/22/2038 •		$1,000	$986

Madison Park Funding Ltd.
5.542% due 04/15/2029 •		1,246	1,229
5.645% due 04/22/2027 •		1,678	1,670

Man GLG Euro CLO DAC
3.028% due 10/15/2030 •	EUR	6,789	7,182
3.098% due 10/15/2032 •		2,398	2,533

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		$327	327

MF1 LLC
6.906% due 06/19/2037 •		2,500	2,477

MF1 Ltd.
5.910% due 02/19/2037 •		1,000	974

Morgan Stanley ABS Capital, Inc. Trust
5.880% due 07/25/2035 •		4,712	4,526

Navient Private Education Loan Trust
6.134% due 07/16/2040 •		2,648	2,637
6.284% due 10/15/2031 •		4,661	4,649
6.384% due 11/15/2030 •		2,600	2,593

Navient Private Education Refi Loan Trust
0.940% due 07/15/2069		9,321	8,148
1.170% due 09/16/2069		433	388
6.284% due 11/15/2068 •		1,664	1,650

Navient Student Loan Trust
5.664% due 12/15/2059 •		7,336	7,198

North Westerly ESG CLO DAC
3.673% due 07/05/2032 •	EUR	10,000	10,519

OCP Euro CLO DAC
3.108% due 01/15/2032 •		4,937	5,260

Octagon Investment Partners Ltd.
5.869% due 02/14/2031 ~		$1,300	1,275

OneMain Financial Issuance Trust
5.318% due 06/16/2036 •		1,200	1,161

Option One Mortgage Loan Trust
4.985% due 01/25/2037 •		1,724	1,138
4.985% due 03/25/2037 •		1,432	942

OZLM Ltd.
6.052% due 10/30/2030 •		1,107	1,098

OZLME DAC
3.278% due 07/27/2032 •	EUR	5,200	5,502

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		$4,166	4,093
2.030% due 10/15/2029		3,550	3,431
4.970% due 01/15/2030		325	320
6.060% due 03/15/2030		13,665	13,584

Palmer Square European Loan Funding DAC
3.008% due 10/15/2031 •	EUR	2,888	3,030
3.018% due 07/15/2031 •		1,872	1,974

Palmer Square Loan Funding Ltd.
6.025% due 02/20/2028 •		$3,411	3,373

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penta CLO DAC
3.399% due 01/25/2033 •	EUR	3,500	$3,697

PFP Ltd.
6.934% due 08/19/2035 •		$2,500	2,494

Providus CLO DAC
3.454% due 02/15/2035 •	EUR	5,300	5,539

Rad CLO Ltd.
5.936% due 07/24/2032 •		$1,700	1,668

Ready Capital Mortgage Financing LLC
6.045% due 11/25/2036 •		982	954
6.218% due 01/25/2037 •		1,700	1,668
7.259% due 06/25/2037 •		1,517	1,524
7.358% due 10/25/2039 •		3,595	3,609

Regatta Funding Ltd.
5.862% due 07/17/2031 •		2,000	1,978
6.042% due 10/17/2030 •		1,363	1,353

Saranac CLO Ltd.
6.145% due 11/20/2029 ~		282	281

Saxon Asset Securities Trust
5.155% due 09/25/2037 •		534	502

SLM Private Education Loan Trust
9.434% due 10/15/2041 •		1,716	1,867

SLM Student Loan Trust
6.318% due 04/25/2023 •		1,281	1,277

SMB Private Education Loan Trust
5.414% due 01/15/2053 •		2,230	2,161
5.484% due 02/15/2036 •		4,103	4,015
5.484% due 01/15/2053 •		16,899	16,416
5.695% due 09/15/2054 •		305	296

Sound Point CLO Ltd.
5.945% due 04/18/2031 •		1,400	1,376

Soundview Home Loan Trust
5.795% due 10/25/2037 ~		821	597

St Paul’s CLO DAC
3.208% due 04/15/2033 ~	EUR	8,000	8,425

Structured Asset Securities Corp. Mortgage Loan Trust
6.162% due 04/25/2035 •		$47	46

Symphony CLO Ltd.
5.992% due 04/15/2028 •		7,400	7,299

TCW CLO Ltd.
5.788% due 04/25/2031 •		500	493

TIAA CLO Ltd.
6.008% due 07/20/2031 •		650	642

TICP CLO Ltd.
5.648% due 04/20/2028 ~		2,938	2,938

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~		3,200	3,148

TSTAT Ltd.
6.939% due 07/20/2031 ~		969	972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Upstart Pass-Through Trust Series
3.800% due 04/20/2030		$874	$841

Upstart Securitization Trust
4.370% due 05/20/2032		797	783

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		702	676

Venture CLO Ltd.
5.983% due 08/28/2029 •		523	516

Vibrant CLO Ltd.
5.928% due 07/20/2032 •		2,300	2,255

VMC Finance LLC
6.459% due 02/18/2039 •		1,900	1,844

Voya CLO Ltd.
5.695% due 01/18/2029 •		809	803
5.772% due 06/07/2030 •		1,164	1,152
5.852% due 04/15/2031 •		900	886
6.002% due 10/15/2030 •		478	475

Voya Euro CLO DAC
3.208% due 04/15/2033 •	EUR	11,000	11,556

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •		$442	437
5.978% due 07/20/2032 •		1,000	979

Total Asset-Backed Securities (Cost $555,157)			578,048

SOVEREIGN ISSUES 0.0%

New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	2,599	1,638

Total Sovereign Issues (Cost $1,742)			1,638

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

Banca Monte dei Paschi di Siena SpA (c)		46,500	101

Total Common Stocks (Cost $91)			101

		OUNCES
COMMODITIES 10.6%

Gold Warehouse Receipts		211,272	414,488

Total Commodities (Cost $347,443)			414,488

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 85.1%

COMMERCIAL PAPER 0.6%

Amcor Flexibles North America, Inc.
4.980% due 04/06/2023	$1,300	$1,299
5.000% due 04/10/2023	300	300
5.000% due 04/11/2023	250	250

American Electric Power Co., Inc.
4.980% due 04/04/2023	2,000	1,999

Arrow Electronics, Inc.
5.500% due 04/03/2023	300	300

BAT International Finance PLC
5.900% due 05/30/2023	250	248
5.910% due 05/30/2023	900	892

Conagra Brands, Inc.
5.750% due 04/24/2023	250	249

Constellation Brands, Inc.
5.260% due 04/04/2023	750	749
5.290% due 04/10/2023	250	250
5.290% due 04/12/2023	400	399

Edison International
5.550% due 05/19/2023	500	496

Enbridge (US), Inc.
4.980% due 04/05/2023	500	500

Enel Finance America LLC
6.000% due 04/19/2023	1,412	1,408
6.000% due 04/21/2023	1,250	1,246

Entergy Corp.
5.000% due 04/05/2023	250	250

Global Payments, Inc.
5.900% due 04/28/2023	1,400	1,394
5.900% due 05/01/2023	1,000	995

International Flavors & Fragrances, Inc.
5.650% due 04/04/2023	800	799
6.000% due 05/05/2023 (b)	850	846

NextEra Energy Capital Holdings, Inc.
5.900% due 04/17/2023	3,000	2,992

Quanta Services, Inc.
6.050% due 04/18/2023	1,000	997

Southern California Edison Co.
5.400% due 04/10/2023	500	499

Walgreens Boots
5.180% due 04/03/2023	2,250	2,249
5.800% due 05/03/2023 (b)	2,000	1,990
5.900% due 04/26/2023	250	249

		23,845

REPURCHASE AGREEMENTS (g) 67.1%
		2,624,381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 5.2%

Federal Home Loan Bank
4.850% due 05/05/2023 - 05/10/2023 •		$115,500	$115,499
4.860% due 05/04/2023 •		88,000	88,000

			203,499

JAPAN TREASURY BILLS 4.5%
(0.159)% due 05/29/2023 - 06/05/2023 (d)(e)	JPY	23,560,000	177,486

U.S. TREASURY BILLS 7.7%
4.519% due 04/06/2023 - 05/25/2023 (d)(e)(i)(k)		$300,769	299,460

Total Short-Term Instruments (Cost $3,325,424)			3,328,671

Total Investments in Securities (Cost $5,057,032)			5,136,072

		SHARES
INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%

PIMCO Short Asset Portfolio		14,396,001	138,173

PIMCO Short-Term Floating NAV Portfolio III		2,769	27

Total Short-Term Instruments (Cost $143,593)			138,200

Total Investments in Affiliates (Cost $143,593)			138,200

Total Investments 134.8% (Cost $5,200,625)			$5,274,272

Financial Derivative Instruments (h)(j) 5.0% (Cost or Premiums, net $(5,116))			194,283

Other Assets and Liabilities, net (39.8)%			(1,556,068)

Net Assets 100.0%			$3,912,487

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$210,300	U.S. Treasury Notes 2.500% - 3.125% due 04/30/2024 -08/31/2027	$(214,593)	$210,300	$210,300
	4.890	03/31/2023	04/03/2023	1,185,300	U.S. Treasury Inflation Protected Securities 0.0125% -2.125 % due 10/15/2026 - 02/15/2043	(1,217,765)	1,185,300	1,185,783
BRC	4.820	04/03/2023	04/04/2023	992,900	U.S. Treasury Notes 2.750% - 3.625% due 03/31/2030 -08/15/2032	(1,012,646)	992,900	992,900
DEU	4.850	03/31/2023	04/03/2023	26,800	U.S. Treasury Bonds 3.000% due 05/15/2045	(27,633)	26,800	26,811
FICC	2.200	03/31/2023	04/03/2023	10,681	U.S. Treasury Bills 0.000% due 03/21/2024	(10,249)	10,681	10,682
					U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(646)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	4.920%	03/31/2023	04/03/2023	$26,500	U.S. Treasury Notes 2.625% due 07/31/2029	$(27,160)	$26,500	$26,511
RCY	4.920	03/31/2023	04/03/2023	171,900	U.S. Treasury Notes 0.625% due 05/15/2030	(176,226)	171,900	171,970

Total Repurchase Agreements						$(2,686,918)	$2,624,381	$2,624,957

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	3.500%	05/01/2053	$14,500	$(13,393)	$(13,483)

Total Short Sales (0.3)%				$(13,393)	$(13,483)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$1,396,083	$0	$0	$1,396,083	$(1,432,358)	$(36,275)
BRC	992,900	0	0	992,900	(1,012,646)	(19,746)
DEU	26,811	0	0	26,811	(27,633)	(822)
FICC	10,682	0	0	10,682	(10,895)	(213)
NOM	26,511	0	0	26,511	(27,160)	(649)
RCY	171,970	0	0	171,970	(176,226)	(4,256)

Total Borrowings and Other Financing Transactions	$2,624,957	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(820) at a weighted average interest rate of 1.845%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT Corn July 2023 Futures	$600.000	06/23/2023	198	$990	$(198)	$(116)
Call - CMX Gold August 2023 Futures	1,830.000	07/26/2023	135	14	(1,155)	(2,497)
Put - CMX Gold June 2023 Futures	1,800.000	05/25/2023	23	2	(28)	(5)
Put - CMX Gold June 2023 Futures	1,850.000	05/25/2023	29	3	(67)	(17)
Put - CMX Gold June 2023 Futures	1,900.000	05/25/2023	73	7	(145)	(103)
Call - CMX Gold June 2023 Futures	2,100.000	05/25/2023	24	2	(48)	(40)
Put - LME Copper December 2023 Futures	7,000.000	12/06/2023	25	1	(104)	(85)
Put - LME Copper December 2023 Futures	7,500.000	12/06/2023	25	1	(169)	(142)
Call - LME Copper December 2023 Futures	10,500.000	12/06/2023	25	1	(212)	(188)
Call - LME Copper December 2023 Futures	11,000.000	12/06/2023	25	1	(150)	(140)
Call - NYMEX Crude August 2023 Futures	81.000	07/17/2023	144	144	(301)	(557)
Put - NYMEX Crude December 2023 Futures	60.000	11/15/2023	42	42	(216)	(162)
Put - NYMEX Crude December 2023 Futures	65.000	11/15/2023	20	20	(122)	(108)
Call - NYMEX Crude December 2023 Futures	85.000	11/15/2023	42	42	(147)	(188)
Call - NYMEX Crude December 2023 Futures	90.000	11/15/2023	20	20	(57)	(65)
Call - NYMEX Crude July 2023 Futures	79.000	06/14/2023	92	92	(184)	(346)
Call - NYMEX Crude July 2023 Futures	80.000	06/14/2023	128	128	(253)	(430)
Call - NYMEX Crude July 2023 Futures	83.000	06/14/2023	49	49	(105)	(115)
Call - NYMEX Crude June 2023 Futures	77.000	05/17/2023	16	16	(26)	(56)
Call - NYMEX Crude June 2023 Futures	78.000	05/17/2023	46	46	(78)	(141)
Call - NYMEX Crude June 2023 Futures	83.000	05/17/2023	49	49	(76)	(69)
Call - NYMEX Crude June 2023 Futures	85.000	05/17/2023	48	48	(74)	(48)
Call - NYMEX Crude June 2023 Futures	88.000	05/17/2023	23	23	(42)	(14)
Call - NYMEX Crude May 2023 Futures	75.000	04/17/2023	59	59	(79)	(159)
Call - NYMEX Crude May 2023 Futures	81.000	04/17/2023	91	91	(98)	(47)
Call - NYMEX Crude May 2023 Futures	83.000	04/17/2023	90	90	(100)	(25)
Call - NYMEX Crude May 2023 Futures	86.000	04/17/2023	95	95	(123)	(12)
Call - NYMEX Crude May 2023 Futures	87.000	04/17/2023	20	20	(36)	(2)
Call - NYMEX Crude May 2023 Futures	90.000	04/17/2023	52	52	(71)	(3)
Put - NYMEX Natural Gas June 2023 Futures	1.800	05/25/2023	192	1,920	(210)	(152)
Put - NYMEX Natural Gas June 2023 Futures	2.000	05/25/2023	186	1,860	(280)	(233)
Put - NYMEX Natural Gas June 2023 Futures	2.100	05/25/2023	192	1,920	(389)	(299)
Put - NYMEX Natural Gas June 2023 Futures	2.300	05/25/2023	190	1,900	(277)	(440)
Put - NYMEX Natural Gas June 2023 Futures	2.500	05/25/2023	200	2,000	(434)	(658)
Put - NYMEX Natural Gas May 2023 Futures	1.800	04/25/2023	41	410	(32)	(27)
Put - NYMEX Natural Gas May 2023 Futures	2.000	04/25/2023	210	2,100	(302)	(243)
Put - NYMEX Natural Gas May 2023 Futures	2.100	04/25/2023	205	2,050	(313)	(314)
Put - NYMEX Natural Gas May 2023 Futures	2.250	04/25/2023	205	2,050	(409)	(463)
Put - NYMEX Natural Gas May 2023 Futures	2.500	04/25/2023	104	1,040	(230)	(406)

Total Written Options					$(7,340)	$(9,115)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	40	$89	$26	$0	$(10)
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	37	101	50	0	(8)
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	40	80	18	0	(10)
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	35	58	(130)	0	(10)
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	37	97	45	0	(9)
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	37	92	40	0	(10)
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	40	94	31	0	(10)
Brent Crude December Futures	10/2024	106	7,856	241	77	0
Brent Crude July Futures	05/2023	208	16,584	417	251	0
Brent Crude June Futures	04/2023	1,015	81,088	(5,434)	1,302	0
Brent Crude March Futures	01/2024	526	40,402	2,784	537	0
Brent Crude September Futures	07/2023	577	45,646	(617)	704	0
California Carbon Allowance December Futures	12/2023	3,114	96,752	5,989	280	0
Cocoa July Futures	07/2023	131	3,791	187	14	0
Cocoa September Futures	09/2023	104	2,991	148	15	0
Copper December Futures	12/2023	4	899	8	8	0
Copper July Futures	07/2023	56	5,744	58	4	0
Corn September Futures	09/2023	37	1,068	(8)	1	0
Euro-Mill Wheat December Futures	12/2023	177	2,519	(77)	0	(48)
Euro-Mill Wheat May Futures	05/2023	417	5,885	(536)	0	(136)
European Climate Exchange December Futures	12/2023	74	7,378	85	132	0
Gas Oil December Futures	12/2023	738	52,952	(1,119)	203	0
Gas Oil December Futures	12/2024	114	7,886	86	0	(8)
Gas Oil June Futures	06/2023	384	28,406	338	221	0
Gold 100 oz. August Futures	08/2023	57	11,423	1,402	0	(66)
Gold 100 oz. December Futures	12/2023	6	1,223	4	0	(8)
Hard Red Winter Wheat September Futures	09/2023	24	1,030	9	5	0
Henry Hub Natural Gas April Futures	03/2024	49	395	(176)	11	0
Henry Hub Natural Gas August Futures	07/2024	49	435	(136)	10	0
Henry Hub Natural Gas December Futures	11/2024	49	541	(29)	10	0
Henry Hub Natural Gas February Futures	01/2024	49	467	(103)	12	0
Henry Hub Natural Gas January Futures	12/2023	49	480	(87)	12	0
Henry Hub Natural Gas July Futures	06/2024	49	431	(140)	9	0
Henry Hub Natural Gas June Futures	05/2024	49	413	(158)	10	0
Henry Hub Natural Gas March Futures	02/2024	49	429	(141)	12	0
Henry Hub Natural Gas May Futures	04/2024	49	395	(176)	11	0
Henry Hub Natural Gas November Futures	10/2024	49	484	(86)	10	0
Henry Hub Natural Gas October Futures	09/2023	7	61	(1)	0	0
Henry Hub Natural Gas October Futures	09/2024	49	439	(132)	10	0
Henry Hub Natural Gas September Futures	08/2024	49	430	(141)	10	0
Iron Ore July Futures	07/2023	1,564	19,206	(131)	0	(28)
Live Cattle February Futures June Futures	06/2023	214	13,878	135	96	0
Low Sulphur Gasoil 1st Line vs Brent 1st Line August Futures	08/2023	28	542	(314)	0	(18)
Low Sulphur Gasoil 1st Line vs Brent 1st Line December Futures	12/2023	28	529	(327)	0	(20)
Low Sulphur Gasoil 1st Line vs Brent 1st Line July Futures	07/2023	28	539	(316)	0	(16)
Low Sulphur Gasoil 1st Line vs Brent 1st Line June Futures	06/2023	8	155	(97)	0	(4)
Low Sulphur Gasoil 1st Line vs Brent 1st Line May Futures	05/2023	8	161	(91)	0	(4)
Low Sulphur Gasoil 1st Line vs Brent 1st Line November Futures	11/2023	28	534	(322)	0	(20)
Low Sulphur Gasoil 1st Line vs Brent 1st Line October Futures	10/2023	28	546	(310)	0	(19)
Low Sulphur Gasoil 1st Line vs Brent 1st Line September Futures	09/2023	28	547	(308)	0	(19)
Natural Gas April Futures	03/2025	11	407	(23)	46	0
Natural Gas August Futures	07/2023	48	1,336	20	45	0

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas August Futures	07/2025	11	$398	$(46)	$48	$0
Natural Gas December Futures	11/2025	11	427	(17)	43	0
Natural Gas February Futures	01/2024	10	454	56	54	0
Natural Gas February Futures	01/2025	11	461	60	49	0
Natural Gas January Futures	12/2023	10	487	61	58	0
Natural Gas January Futures	12/2024	11	515	71	59	0
Natural Gas July Futures	06/2025	11	388	(56)	48	0
Natural Gas June Futures	05/2023	71	1,750	29	76	0
Natural Gas June Futures	05/2025	11	367	(63)	46	0
Natural Gas March Futures	02/2024	10	476	51	58	0
Natural Gas March Futures	02/2025	11	479	35	56	0
Natural Gas May Futures	04/2023	1,160	25,706	(572)	1,299	0
Natural Gas May Futures	04/2025	11	404	(40)	48	0
Natural Gas November Futures	10/2025	11	403	(27)	41	0
Natural Gas October Futures	09/2023	390	11,103	(4,965)	378	0
Natural Gas October Futures	09/2024	526	18,857	(3,189)	447	0
Natural Gas October Futures	09/2025	11	406	(38)	43	0
Natural Gas September Futures	08/2025	11	388	(42)	47	0
Soybean July Futures	07/2023	238	17,558	48	339	0
Soybean Meal December Futures	12/2023	124	5,206	(24)	33	0
Soybean Meal July Futures	07/2023	700	32,291	(230)	448	0
Soybean November Futures	11/2023	165	10,888	333	134	0
Sugar No. 11 October Futures	09/2023	387	9,306	969	143	0
U.S. Treasury 5-Year Note June Futures	06/2023	345	37,780	738	78	0
U.S. Treasury Long-Term Bond June Futures	06/2023	126	16,526	616	126	0
United Kingdom Long Gilt June Futures	06/2023	1	127	3	0	(1)
Wheat July Futures	07/2023	211	7,432	167	0	(1)
Wheat May Futures	05/2023	257	8,895	(359)	1	0
WTI Crude December Futures	11/2023	2,774	204,028	4,062	3,142	0
WTI Crude December Futures	11/2025	160	10,557	195	44	0
WTI Crude December Futures	11/2026	156	9,850	(11)	19	0
WTI Crude March Futures	02/2024	228	16,475	(269)	230	0
WTI Crude November Futures	10/2023	332	24,575	(813)	395	0
WTI Crude September Futures	08/2023	6	450	60	8	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2023	29	32	(19)	1	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2023	29	25	(26)	0	(1)
WTI-Brent April Futures	04/2023	29	(121)	30	0	0
WTI-Brent June Futures	06/2023	29	(110)	40	3	0
WTI-Brent May Futures	05/2023	29	(114)	36	1	0

				$(2,691)	$12,111	$(484)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2023	302	$(18,294)	$(524)	$0	$(522)
Arabica Coffee July Futures	07/2023	71	(4,518)	203	0	(19)
Arabica Coffee September Futures	09/2023	66	(4,169)	267	0	(17)
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	21	(22)	15	6	0
Brent Crude August Futures	06/2023	192	(15,254)	(286)	0	(238)
Brent Crude December Futures	10/2023	218	(16,984)	(1,194)	0	(244)
Brent Crude December Futures	10/2025	429	(30,536)	(1,028)	0	(172)
Brent Crude June Futures	04/2024	263	(19,943)	(1,396)	0	(237)
Call Options Strike @ EUR 44.000 on Natural Gas August 2023 Futures (1)	07/2023	8	(76)	(34)	0	(22)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 44.000 on Natural Gas July 2023 Futures (1)	06/2023	8	$(68)	$(26)	$0	$(21)
Call Options Strike @ EUR 44.000 on Natural Gas June 2023 Futures (1)	05/2023	8	(57)	(17)	0	(21)
Call Options Strike @ EUR 44.000 on Natural Gas May 2023 Futures (1)	04/2023	8	(47)	(5)	0	(21)
Call Options Strike @ EUR 44.000 on Natural Gas September 2023 Futures (1)	08/2023	8	(83)	(42)	0	(23)
Call Options Strike @ EUR 55.000 on Natural Gas May 2023 Futures (1)	04/2023	28	(70)	128	0	(36)
Call Options Strike @ EUR 58.000 on Natural Gas August 2023 Futures (1)	07/2023	60	(348)	349	0	(111)
Call Options Strike @ EUR 58.000 on Natural Gas July 2023 Futures (1)	06/2023	60	(281)	416	0	(98)
Call Options Strike @ EUR 58.000 on Natural Gas June 2023 Futures (1)	05/2023	60	(204)	471	0	(83)
Call Options Strike @ EUR 58.000 on Natural Gas May 2023 Futures (1)	04/2023	60	(124)	573	0	(66)
Call Options Strike @ EUR 58.000 on Natural Gas September 2023 Futures (1)	08/2023	60	(401)	274	0	(122)
Call Options Strike @ USD 80.000 on Brent Crude June 2023 Futures (1)	04/2023	20	(59)	(33)	0	(11)
Call Options Strike @ USD 83.000 on Brent Crude July 2023 Futures (1)	05/2023	53	(164)	(67)	0	(22)
Call Options Strike @ USD 84.000 on Brent Crude July 2023 Futures (1)	05/2023	120	(325)	(102)	0	(46)
Call Options Strike @ USD 88.000 on Brent Crude July 2023 Futures (1)	05/2023	96	(149)	35	0	(21)
Call Options Strike @ USD 90.000 on Brent Crude December 2023 Futures (1)	10/2023	40	(174)	(29)	0	(11)
Call Options Strike @ USD 90.000 on Brent Crude June 2023 Futures (1)	04/2023	150	(51)	178	0	(11)
Call Options Strike @ USD 91.000 on Brent Crude June 2023 Futures (1)	04/2023	42	(12)	64	0	(3)
Call Options Strike @ USD 95.000 on Brent Crude December 2023 Futures (1)	10/2023	20	(63)	(8)	0	(4)
Corn December Futures	12/2023	229	(6,486)	(119)	6	0
Corn July Futures	07/2023	1,439	(45,760)	(1,332)	0	(631)
Corn May Futures	05/2023	299	(9,874)	105	0	(164)
Cotton No. 2 December Futures	12/2023	164	(6,840)	15	38	0
European Climate Exchange December Futures	12/2024	6	(626)	(18)	0	(11)
Gas Oil July Futures	07/2023	192	(14,102)	(205)	0	(101)
Gas Oil June Futures	06/2024	190	(13,305)	(131)	0	(5)
Gas Oil March Futures	03/2024	331	(23,468)	571	0	(41)
Gas Oil May Futures	05/2023	192	(14,434)	(68)	0	(120)
Gas Oil September Futures	09/2023	338	(24,666)	628	0	(135)
Globex Natural Gas June Futures	05/2023	272	(6,705)	354	0	(291)
Globex Natural Gas May Futures	04/2023	311	(6,892)	699	0	(348)
Gold 100 oz. June Futures	06/2023	2,137	(424,451)	(30,216)	2,458	0
Hard Red Winter Wheat December Futures	12/2023	18	(773)	(18)	0	(4)
Hard Red Winter Wheat July Futures	07/2023	167	(7,196)	(415)	0	(31)
Henry Hub Natural Gas April Futures	03/2025	63	(602)	92	0	(10)
Henry Hub Natural Gas August Futures	07/2025	64	(658)	47	0	(10)
Henry Hub Natural Gas December Futures	11/2025	64	(776)	(71)	0	(10)
Henry Hub Natural Gas February Futures	01/2025	61	(699)	(26)	0	(13)
Henry Hub Natural Gas January Futures	12/2024	64	(753)	(48)	0	(14)
Henry Hub Natural Gas July Futures	06/2025	64	(652)	53	0	(10)
Henry Hub Natural Gas June Futures	05/2025	63	(623)	72	0	(10)
Henry Hub Natural Gas March Futures	02/2025	64	(677)	28	0	(13)

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas May Futures	04/2025	64	$(608)	$96	$0	$(9)
Henry Hub Natural Gas November Futures	10/2025	63	(706)	(12)	0	(10)
Henry Hub Natural Gas October Futures	09/2023	7	(61)	31	0	0
Henry Hub Natural Gas October Futures	09/2025	64	(665)	40	0	(11)
Henry Hub Natural Gas September Futures	08/2025	63	(643)	52	0	(10)
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini August Futures	08/2023	28	(608)	296	18	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini December Futures	12/2023	28	(590)	314	21	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini July Futures	07/2023	28	(611)	293	15	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini June Futures	06/2023	8	(176)	84	4	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini May Futures	05/2023	8	(178)	83	4	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini November Futures	11/2023	28	(594)	310	21	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini October Futures	10/2023	28	(606)	298	19	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini September Futures	09/2023	28	(608)	296	19	0
Lead July Futures	07/2023	119	(6,277)	(27)	15	(42)
Lean Hogs June Futures	06/2023	302	(11,068)	1,388	0	(3)
Natural Gas August Futures	07/2023	6	(237)	(26)	0	(27)
Natural Gas December Futures	11/2023	383	(14,248)	1,124	0	(394)
Natural Gas January Futures	12/2023	7	(275)	66	0	(7)
Natural Gas January Futures	12/2024	526	(24,754)	2,255	0	(473)
Natural Gas July Futures	06/2023	1,180	(32,238)	(178)	0	(1,097)
Natural Gas July Futures	06/2023	6	(235)	(24)	0	(26)
Natural Gas June Futures	05/2023	166	(6,246)	(621)	0	(678)
Natural Gas June Futures	05/2023	95	(4,198)	(406)	0	(426)
Natural Gas May Futures	04/2023	23	(888)	(119)	0	(96)
Natural Gas September Futures	08/2023	119	(3,273)	295	0	(112)
Natural Gas September Futures	08/2023	6	(234)	(30)	0	(27)
New York Harbor ULSD June Futures	05/2023	12	(1,294)	100	0	(28)
New York Harbor ULSD September Futures	08/2023	11	(1,177)	10	0	(22)
Nickel July Futures	07/2023	34	(4,878)	(98)	20	(117)
Palladium June Futures	06/2023	31	(4,551)	611	0	(14)
Plantinum July Futures	07/2023	46	(2,307)	(122)	0	(14)
Put Options Strike @ EUR 44.000 on Natural Gas August 2023 Futures (1)	07/2023	8	(44)	(5)	14	0
Put Options Strike @ EUR 44.000 on Natural Gas July 2023 Futures (1)	06/2023	8	(39)	1	14	0
Put Options Strike @ EUR 44.000 on Natural Gas June 2023 Futures (1)	05/2023	8	(31)	8	12	0
Put Options Strike @ EUR 44.000 on Natural Gas May 2023 Futures (1)	04/2023	8	(22)	18	12	0
Put Options Strike @ EUR 44.000 on Natural Gas September 2023 Futures (1)	08/2023	8	(46)	(7)	13	0
Put Options Strike @ EUR 58.000 on Natural Gas August 2023 Futures (1)	07/2023	60	(789)	(63)	155	0
Put Options Strike @ EUR 58.000 on Natural Gas July 2023 Futures (1)	06/2023	60	(743)	(17)	161	0
Put Options Strike @ EUR 58.000 on Natural Gas June 2023 Futures (1)	05/2023	60	(664)	39	162	0
Put Options Strike @ EUR 58.000 on Natural Gas May 2023 Futures (1)	04/2023	60	(616)	110	183	0
Put Options Strike @ EUR 58.000 on Natural Gas September 2023 Futures (1)	08/2023	60	(780)	(77)	147	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ USD 25.000 on Brent Crude December 2023 Futures (1)	12/2023	388	$(168)	$665	$0	$0
Put Options Strike @ USD 65.000 on Brent Crude December 2023 Futures (1)	10/2023	40	(157)	50	12	0
Put Options Strike @ USD 70.000 on Brent Crude December 2023 Futures (1)	10/2023	20	(111)	15	8	0
RBOB Gasoline June Futures	05/2023	66	(7,285)	6	0	(121)
RBOB Gasoline September Futures	08/2023	4	(414)	(21)	0	(6)
Rotterdam Coal August Futures	08/2023	5	(695)	(9)	0	(21)
Rotterdam Coal July Futures	07/2023	5	(690)	(4)	0	(28)
Rotterdam Coal September Futures	09/2023	5	(699)	(13)	0	(21)
Silver July Futures	07/2023	18	(2,192)	(216)	0	(15)
Soybean Oil December Futures	12/2023	163	(5,281)	301	0	(74)
Soybean Oil July Futures	07/2023	86	(2,870)	62	0	(54)
U.S. Treasury 10-Year Note June Futures	06/2023	1,113	(127,908)	(3,119)	0	(383)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	306	(43,184)	(1,423)	0	(411)
Wheat December Futures	12/2023	48	(1,763)	87	0	(1)
Wheat September Futures	09/2023	198	(7,096)	502	0	0
WTI Crude April Futures	03/2024	174	(12,509)	155	0	(169)
WTI Crude August Futures	07/2023	126	(9,505)	75	0	(165)
WTI Crude December Futures	11/2023	341	(25,081)	(125)	0	(389)
WTI Crude December Futures	11/2024	717	(49,717)	(995)	0	(440)
WTI Crude July Futures	06/2023	99	(7,497)	172	0	(113)
WTI Crude June Futures	05/2023	876	(66,401)	(5,364)	0	(1,134)
WTI Crude June Futures	05/2024	399	(28,421)	(2,089)	0	(359)
WTI Crude September Futures	08/2023	918	(68,850)	1,450	0	(1,166)
Zinc July Futures	07/2023	49	(3,578)	(20)	10	(29)

				$(35,293)	$3,567	$(12,916)

Total Futures Contracts				$(37,984)	$15,678	$(13,400)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400%	Annual	12/15/2045	JPY	990	$0	$1	$1	$0	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$15,700	826	240	1,066	0	(37)
Pay	CPURNSA	2.243	Maturity	11/21/2026		39,000	2,165	(6,203)	(4,038)	15	0

Total Swap Agreements							$2,991	$(5,962)	$(2,971)	$15	$(37)

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$15,706	$15	$15,721	$(9,115)	$(13,584)	$(37)	$(22,736)

(i)

Securities with an aggregate market value of $57,032 and cash of $33,514 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)	Future styled option.
(2)	Unsettled variation margin asset of $28 and liability of $(184) for closed futures is outstanding at period end.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2023	NZD	2,439	$		1,515	$0	$(10)
	04/2023	$	1,195		NZD	1,922	7	0
	05/2023	EUR	586		$	624	0	(13)
	05/2023	NZD	1,922			1,195	0	(7)
	05/2023	$	8,931		EUR	8,310	105	(1)
	06/2023	JPY	11,580,000		$	87,138	0	(865)
BPS	05/2023	EUR	24,123			25,895	0	(328)
BRC	05/2023	JPY	11,980,000			90,239	0	(724)
	05/2023	$	618		EUR	580	12	0
CBK	04/2023	GBP	516		$	623	0	(14)
	05/2023	EUR	8,103			8,633	0	(175)
	05/2023	$	744		EUR	697	14	0
	12/2023		2,664			2,476	53	0
DUB	04/2023		217,869			201,320	463	0
	05/2023	EUR	201,320		$	218,218	0	(456)
MBC	05/2023	CAD	439			328	3	0
RBC	04/2023	GBP	11,066			13,637	0	(14)
	04/2023	$	64,672		GBP	52,481	68	0
	05/2023	GBP	52,481		$	64,709	0	(69)
	05/2023	JPY	4,729			35	0	(1)
	05/2023	MXN	511			27	0	(1)
	05/2023	$	13,644		GBP	11,066	15	0
TOR	04/2023	GBP	52,481		$	63,123	0	(1,618)
	04/2023	$	13,063		GBP	10,861	335	0
UAG	04/2023	EUR	201,320		$	213,746	0	(4,586)
	04/2023	$	871		GBP	721	18	0

Total Forward Foreign Currency Contracts							$1,093	$(8,882)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap -OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index -1) - 3.000%] or 0	06/22/2035	10,900	$(496)	$(611)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC GOLDLNPM Index	2,500.000	01/24/2024	2	$(90)	$(83)
JPM	Call - OTC GOLDLNPM Index	2,000.000	10/19/2023	7	(327)	(734)
	Call - OTC GOLDLNPM Index	2,500.000	01/04/2024	24	(709)	(708)

					$(1,126)	$(1,525)

Total Written Options					$(1,622)	$(2,136)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	EURMARG3 1Q23	$15.210	Maturity	06/30/2023	41,790	$(192)	$129	$0	$(63)
	Pay	EURMARG3 1Q23	15.072	Maturity	12/31/2023	129,600	0	441	441	0
	Receive	GASOILCO 1Q24	20.800	Maturity	03/31/2024	30,000	0	(39)	0	(39)
	Receive	GASOILCO 2Q23	25.805	Maturity	06/30/2023	57,000	110	(376)	0	(266)
	Receive	GASOILCO 2Q23	31.000	Maturity	06/30/2023	6,000	0	(59)	0	(59)
	Receive	GASOILCO 3Q23	24.250	Maturity	09/30/2023	9,000	0	(37)	0	(37)
	Pay	GASOILCO J23	26.911	Maturity	04/30/2023	43,000	0	198	198	0
	Pay	GASOILCO K23	25.250	Maturity	05/31/2023	10,000	0	43	43	0
	Receive	GOLDLNPM	2,027.000	Maturity	01/24/2024	317	0	7	7	0
	Pay	JETCO 1Q23	23.700	Maturity	03/31/2024	30,000	0	48	48	0
	Pay	JETCO 2Q23	29.000	Maturity	06/30/2023	57,000	(119)	466	347	0
	Pay	JETCO 2Q23	34.650	Maturity	06/30/2023	6,000	0	70	70	0
	Pay	JETCO 3Q23	26.600	Maturity	09/30/2023	9,000	0	37	37	0
	Receive	JETCO J23	27.500	Maturity	04/30/2023	43,000	0	(197)	0	(197)
	Receive	JETCO K23	26.500	Maturity	05/31/2023	10,000	0	(34)	0	(34)
GST	Receive	EURMARGIN CAL23	7.940	Maturity	12/31/2023	37,800	0	225	225	0
	Receive	GASOILCO 2Q23	34.180	Maturity	06/30/2023	66,000	(324)	(532)	0	(856)
	Receive	GASOILCO 3Q23	32.650	Maturity	09/30/2023	18,000	0	(221)	0	(221)
	Receive	GASOILCO 4Q23	31.470	Maturity	12/31/2023	18,000	0	(202)	0	(202)
	Pay	JETCO 2Q23	33.860	Maturity	06/30/2023	66,000	84	636	720	0
	Pay	JETCO 3Q23	33.020	Maturity	09/30/2023	18,000	0	187	187	0
	Pay	JETCO 4Q23	32.120	Maturity	12/31/2023	18,000	0	177	177	0
JPM	Pay	EURMARG3 1Q23	15.240	Maturity	06/30/2023	4,158	0	(6)	0	(6)
	Receive	EURMARGIN CAL23	8.030	Maturity	12/31/2023	50,400	4	291	295	0
	Receive	GOLDLNPM	1,712.000	Maturity	10/19/2023	1,500	0	454	454	0
	Receive	GOLDLNPM	1,946.500	Maturity	01/04/2024	3,600	0	337	337	0
MYC	Receive	EURMARG3 2Q23	11.620	Maturity	12/31/2023	26,388	0	(1)	0	(1)
	Receive	EURMARGIN CAL23	8.000	Maturity	12/31/2023	35,100	0	207	207	0

							$(437)	$2,249	$3,793	$(1,981)

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$101	$(3)	$3	$0	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,100	(139)	133	0	(6)
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	82	(2)	2	0	0

						$(144)	$138	$0	$(6)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive(5)	EMSMF Index «	N/A	2.230%	Maturity	12/18/2023	EUR	42,857	$0	$449	$449	$0
	Receive(5)	EMSMF Index «	N/A	2.245%	Maturity	12/18/2023		21,428	0	239	239	0
	Receive(5)	EMSMF Index «	N/A	2.550%	Quarterly	12/18/2023		21,429	0	270	270	0
	Receive(5)	EMSMF Index «	N/A	2.572%	Maturity	12/18/2023		21,429	0	270	270	0
	Receive(5)	EMSMF Index «	N/A	2.875%	Quarterly	12/18/2023		21,429	0	252	252	0
	Receive	BCOMF1NTC Index	271,752	0.120%	Monthly	02/15/2024	$	35,260	0	30	30	0
	Receive	CSIXTR Index	68,051	4.865% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		404,841	0	22,920	22,920	0
CIB	Receive	CSIXTR Index	44,510	4.865% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		264,795	0	14,992	14,992	0
	Receive	PIMCODB Index(8)	404,359	0.000%	Monthly	02/15/2024		73,904	0	2,830	2,830	0
FBF	Receive	CSIXTR Index	75,986	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		452,048	0	25,604	25,604	0
GST	Receive	BCOMF1NTC Index(9)	148,514	4.875% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		52,081	0	196	196	0
	Receive	BCOMF1TC Index	44,060	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		16,139	0	540	540	0
	Receive	CMDSKEWLS Index	111,625	0.251%	Monthly	02/15/2024		31,276	0	91	91	0
	Receive	CSIXTR Index	73,383	4.845% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		436,566	0	24,721	24,721	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive(5)	EMSMF Index «	N/A	0.900%	Maturity	12/28/2023	$	105,200	$0	$2,363	$2,363	$0
	Receive	JMABFNJ2 Index	90,192	0.000%	Monthly	12/29/2023		9,102	0	0	0	0
	Pay	BCOMTR Index	2,100,289	4.595% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/16/2024		472,216	0	(15,437)	0	(15,437)
	Receive	BCOMF1TC Index(10)	2,442,024	4.825% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		467,846	0	15,664	15,664	0
	Receive	CSIXTR Index	58,552	4.855% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		348,334	0	19,723	19,723	0
	Receive	JMABNIC5 Index(11)	548,368	0.000%	Monthly	02/15/2024		96,384	0	4,022	4,022	0
	Receive	JMABNIU5 Index	5,678	0.000%	Monthly	02/15/2024		996	0	42	42	0
MAC	Receive	PIMCODBU Index	4,500	0.1808	Monthly	06/15/2023		683	0	26	26	0
	Receive	CSIXTR Index	42,062	4.855% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		250,233	0	14,168	14,168	0
	Receive	PIMCODB Index(12)	1,238,131	0.000%	Monthly	02/15/2024		219,254	0	8,039	8,039	0
MEI	Receive	CSIXTR Index	34,218	4.865% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		203,566	0	11,525	11,525	0
RBC	Receive	CSIXTR Index	58,058	4.865% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		345,395	1,436	18,119	19,555	0
SOG	Receive	CSIXTR Index	98,111	4.825% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		583,675	0	33,057	33,057	0

									$1,436	$204,715	$221,588	$(15,437)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Pay	Copper June Futures(6)	9.151%	Maturity	09/06/2023	$2,193	$0	$60	$60	$0
	Pay	Copper June Futures(6)	9.641	Maturity	09/06/2023	1,741	0	59	59	0

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	CMX Copper July Futures(6)	9.610%	Maturity	05/25/2023	$7,727	$0	$296	$296	$0
	Pay	Copper June Futures(6)	9.456	Maturity	06/07/2023	3,515	0	151	151	0
	Pay	GOLDLNPM Index(6)	4.162	Maturity	01/30/2024	5,268	0	15	15	0
	Pay	SLVRLND Index(6)	31.750	Maturity	06/16/2023	143	0	8	8	0
JPM	Pay	GOLDLNPM Index(6)	6.970	Maturity	08/02/2024	4,105	0	115	115	0
	Pay	GOLDLNPM Index(6)	6.325	Maturity	04/10/2026	162,405	0	2,562	2,562	0

							$0	$3,266	$3,266	$0

Total Swap Agreements							$855	$210,368	$228,647	$(17,424)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$112	$0	$0	$112	$(896)	$0	$0	$(896)	$(784)	$919	$135
BPS	0	0	25,621	25,621	(328)	(83)	(695)	(1,106)	24,515	(19,250)	5,265
BRC	12	0	0	12	(724)	0	0	(724)	(712)	991	279
CBK	67	0	119	186	(189)	0	0	(189)	(3)	0	(3)
CIB	0	0	17,822	17,822	0	0	0	0	17,822	(13,910)	3,912
DUB	463	0	0	463	(456)	0	(6)	(462)	1	0	1
FBF	0	0	25,604	25,604	0	0	0	0	25,604	(20,260)	5,344
GLM	0	0	0	0	0	(611)	0	(611)	(611)	0	(611)
GST	0	0	27,327	27,327	0	0	(1,279)	(1,279)	26,048	(20,360)	5,688
JPM	0	0	45,577	45,577	0	(1,442)	(15,443)	(16,885)	28,692	(22,454)	6,238
MAC	0	0	22,233	22,233	0	0	0	0	22,233	(17,010)	5,223
MBC	3	0	0	3	0	0	0	0	3	0	3
MEI	0	0	11,525	11,525	0	0	0	0	11,525	(7,990)	3,535
MYC	0	0	207	207	0	0	(1)	(1)	206	(310)	(104)
RBC	83	0	19,555	19,638	(85)	0	0	(85)	19,553	(14,850)	4,703
SOG	0	0	33,057	33,057	0	0	0	0	33,057	(26,160)	6,897
TOR	335	0	0	335	(1,618)	0	0	(1,618)	(1,283)	1,607	324
UAG	18	0	0	18	(4,586)	0	0	(4,586)	(4,568)	5,849	1,281

Total Over the Counter	$1,093	$0	$228,647	$229,740	$(8,882)	$(2,136)	$(17,424)	$(28,442)

(k)

Securities with an aggregate market value of $9,645 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)	Variance Swap
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(8)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Arabica Coffee September 2023 Futures	0.4%	$316
Brent Crude September 2023 Futures	13.0	9,608
Cocoa September 2023 Futures	3.5	2,577
Corn May 2023 Futures	1.4	1,046
Corn September 2023 Futures	3.4	2,512
Gas Oil September 2023 Futures	3.8	2,828
Gold 100 oz. August 2023 Futures	0.6	435
Hard Red Winter Wheat September 2023 Futures	1.6	1,199
New York Harbor ULSD September 2023 Futures	3.5	2,564

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
RBOB Gasoline September 2023 Futures	9.4%	$6,968
Soybean Meal December 2023 Futures	4.7	3,428
Soybeans May 2023 Futures	4.3	3,154
Soybeans November 2023 Futures	4.0	2,980
Sugar No. 11 October 2023 Futures	8.8	6,485
WTI Crude September 2023 Futures	13.3	9,836

Total Long Futures Contracts		$55,936

Cash	24.3%	$17,968

Total Notional Amount		$73,904

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

42	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

(9)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2023 Futures	22.0%	$11,482
Arabica Coffee July 2023 Futures	15.6	8,130
Copper July 2023 Futures	27.9	14,552
Corn July 2023 Futures	27.3	14,224
Cotton No. 02 July 2023 Futures	7.7	4,013
Gas Oil July 2023 Futures	12.1	6,324
Hard Red Winter Wheat July 2023 Futures	9.3	4,820
Lead July 2023 Futures	4.6	2,373
New York Harbor ULSD July 2023 Futures	9.3	4,866
Nickel July 2023 Futures	12.1	6,287
NYMEX - Natural Gas July 2023 Futures	32.6	16,962
RBOB Gasoline July 2023 Futures	12.8	6,662
Silver July 2023 Futures	23.7	12,366
Soybean Meal July 2023 Futures	17.4	9,041
Soybean Oil July 2023 Futures	14.6	7,625
Soybeans July 2023 Futures	29.1	15,172
Sugar No. 11 July 2023 Futures	15.0	7,807
Wheat July 2023 Futures	13.5	7,021
WTI Crude July 2023 Futures	40.5	21,089
Zinc July 2023 Futures	14.3	7,432

Total Long Futures Contracts		$188,248

Cash	0.4%	$234
U.S. Treasury Bill	100.0	52,081

Total Notional Amount		$240,563

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	(22.0)%	$(11,435)
Arabica Coffee May 2023 Futures	(15.8)	(8,234)
Brent Crude July 2023 Futures	(0.3)	(156)
Copper May 2023 Futures	(28.1)	(14,641)
Corn May 2023 Futures	(28.6)	(14,890)
Cotton No. 02 May 2023 Futures	(7.7)	(4,028)
Gas Oil May 2023 Futures	(12.5)	(6,527)
Gold 100 oz. June 2023 Futures	(0.6)	(338)
Hard Red Winter Wheat May 2023 Futures	(9.5)	(4,950)
Lead May 2023 Futures	(4.6)	(2,389)
Lean Hogs June 2023 Futures	(0.1)	(42)
Live Cattle June 2023 Futures	(0.1)	(73)
New York Harbor ULSD May 2023 Futures	(9.7)	(5,033)
Nickel May 2023 Futures	(12.1)	(6,298)
NYMEX - Natural Gas May 2023 Futures	(26.6)	(13,870)
RBOB Gasoline May 2023 Futures	(13.4)	(6,995)
Silver May 2023 Futures	(23.7)	(12,366)
Soybean Meal May 2023 Futures	(17.7)	(9,207)
Soybean Oil May 2023 Futures	(14.7)	(7,672)
Soybeans May 2023 Futures	(30.0)	(15,604)
Sugar No. 11 May 2023 Futures	(15.4)	(8,020)
Wheat May 2023 Futures	(13.4)	(6,959)
WTI Crude May 2023 Futures	(40.8)	(21,240)
Zinc May 2023 Futures	(14.4)	(7,515)

Total Short Futures Contracts		$(188,482)

		$52,081

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(10)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2023 Futures	4.3%	$20,350
Arabica Coffee July 2023 Futures	3.1	14,407
Brent Crude July 2023 Futures	7.4	34,492
Copper July 2023 Futures	5.5	25,792
Corn July 2023 Futures	5.4	25,212
Cotton No. 02 July 2023 Futures	1.5	7,110
Gas Oil July 2023 Futures	2.4	11,208
Gold 100 oz. June 2023 Futures	15.9	74,197
Hard Red Winter Wheat July 2023 Futures	1.8	8,544
Lead July 2023 Futures	0.9	4,209
Lean Hogs June 2023 Futures	2.0	9,356
Live Cattle June 2023 Futures	3.5	16,138
New York Harbor ULSD July 2023 Futures	1.8	8,628

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel July 2023 Futures	2.4%	$11,145
NYMEX - Natural Gas July 2023 Futures	6.4	30,068
RBOB Gasoline July 2023 Futures	2.5	11,804
Silver July 2023 Futures	4.7	21,916
Soybean Meal July 2023 Futures	3.4	16,026
Soybean Oil July 2023 Futures	2.9	13,517
Soybeans July 2023 Futures	5.7	26,888
Sugar No. 11 July 2023 Futures	3.0	13,838
Wheat July 2023 Futures	2.7	12,449
WTI Crude July 2023 Futures	8.0	37,379
Zinc July 2023 Futures	2.8	13,173

Total Long Futures Contracts		$467,846

Total Notional Amount		$467,846

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(11)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2023 Futures	18.2%	$17,506
Cotton No. 02 May 2023 Futures	1.7	1,655
Gas Oil August 2023 Futures	2.8	2,701
Gold 100 oz. June 2023 Futures	18.0	17,339
Live Cattle June 2023 Futures	6.3	6,038
LME - Copper May 2023 Futures	7.6	7,373
New York Harbor ULSD August 2023 Futures	3.0	2,933
Nickel May 2023 Futures	4.1	3,943
RBOB Gasoline August 2023 Futures	3.9	3,737

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Silver May 2023 Futures	5.3%	$5,081
Soybean Meal May 2023 Futures	11.5	11,086
Soybeans May 2023 Futures	14.2	13,708
Sugar No. 11 May 2023 Futures	3.4	3,296

Total Long Futures Contracts		$96,396

Cash	0.0%	$(12)

Total Notional Amount		$96,384

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(12)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Arabica Coffee September 2023 Futures	0.4%	$937
Brent Crude September 2023 Futures	13.0	28,504
Cocoa September 2023 Futures	3.5	7,646
Corn May 2023 Futures	1.4	3,103
Corn September 2023 Futures	3.4	7,452
Gas Oil September 2023 Futures	3.8	8,391
Gold 100 oz. August 2023 Futures	0.6	1,292
Hard Red Winter Wheat September 2023 Futures	1.6	3,556
New York Harbor ULSD September 2023 Futures	3.5	7,606
RBOB Gasoline September 2023 Futures	9.4	20,674

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Soybean Meal December 2023 Futures	4.6%	$10,169
Soybeans May 2023 Futures	4.3	9,357
Soybeans November 2023 Futures	4.1	8,840
Sugar No. 11 October 2023 Futures	8.8	19,240
WTI Crude September 2023 Futures	13.3	29,181

Total Long Futures Contracts		$165,948

Cash	24.3%	$53,306

Total Notional Amount		$219,254

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$15,501	$0	$1	$0	$204	$15,706
Swap Agreements	0	0	0	0	15	15

	$15,501	$0	$1	$0	$219	$15,721

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,093	$0	$1,093
Swap Agreements	228,081	0	0	0	566	228,647

	$228,081	$0	$0	$1,093	$566	$229,740

	$243,582	$0	$1	$1,093	$785	$245,461

44	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$9,115	$0	$0	$0	$0	$9,115
Futures	12,789	0	0	0	795	13,584
Swap Agreements	0	0	0	0	37	37

	$21,904	$0	$0	$0	$832	$22,736

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,882	$0	$8,882
Written Options	1,525	0	0	0	611	2,136
Swap Agreements	17,418	6	0	0	0	17,424

	$18,943	$6	$0	$8,882	$611	$28,442

	$40,847	$6	$0	$8,882	$1,443	$51,178

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(124)	$0	$0	$0	$0	$(124)
Written Options	9,452	0	0	0	0	9,452
Futures	37,655	0	0	0	31,430	69,085
Swap Agreements	0	1	0	0	(17,838)	(17,837)

	$46,983	$1	$0	$0	$13,592	$60,576

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,495)	$0	$(11,495)
Purchased Options	303	0	0	0	30	333
Written Options	3,407	0	0	0	224	3,631
Swap Agreements	(432,516)	17	0	0	0	(432,499)

	$(428,806)	$17	$0	$(11,495)	$254	$(440,030)

	$(381,823)	$18	$0	$(11,495)	$13,846	$(379,454)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$(1,775)	$0	$0	$0	$0	$(1,775)
Futures	155,553	0	0	0	(6,370)	149,183
Swap Agreements	0	0	0	0	18,673	18,673

	$153,778	$0	$0	$0	$12,303	$166,081

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,758)	$0	$(8,758)
Purchased Options	0	0	0	0	(40)	(40)
Written Options	2,825	0	0	0	(630)	2,195
Swap Agreements	(115,558)	(25)	0	0	566	(115,017)

	$(112,733)	$(25)	$0	$(8,758)	$(104)	$(121,620)

	$41,045	$(25)	$0	$(8,758)	$12,199	$44,461

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$162,517	$0	$162,517
Industrials	0	188	0	188
Utilities	0	311	0	311
U.S. Government Agencies	0	247,838	0	247,838
U.S. Treasury Obligations	0	202,178	0	202,178
Non-Agency Mortgage-Backed Securities	0	200,094	0	200,094
Asset-Backed Securities	0	578,048	0	578,048
Sovereign Issues	0	1,638	0	1,638
Common Stocks
Financials	101	0	0	101
Commodities	0	414,488	0	414,488
Short-Term Instruments
Commercial Paper	0	23,845	0	23,845
Repurchase Agreements	0	2,624,381	0	2,624,381
Short-Term Notes	0	203,499	0	203,499
Japan Treasury Bills	0	177,486	0	177,486
U.S. Treasury Bills	0	299,460	0	299,460

	$101	$5,135,971	$0	$5,136,072
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$138,200	$0	$0	$138,200

Total Investments	$138,301	$5,135,971	$0	$5,274,272

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,483)	$0	$(13,483)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15,474	219	0	15,693
Over the counter	0	225,897	3,843	229,740

	$15,474	$226,116	$3,843	$245,433

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21,721)	(831)	0	(22,552)
Over the counter	0	(28,442)	0	(28,442)

	$(21,721)	$(29,273)	$0	$(50,994)

Total Financial Derivative Instruments	$(6,247)	$196,843	$3,843	$194,439

Totals	$132,054	$5,319,331	$3,843	$5,455,228

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

46	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

ANNUAL REPORT	MARCH 31, 2023	47

Notes to Financial Statements (Cont.)

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

48	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2023

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff

ANNUAL REPORT	MARCH 31, 2023	49

Notes to Financial Statements (Cont.)

regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

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On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from

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Notes to Financial Statements (Cont.)

brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments; and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

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(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established

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market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the

ANNUAL REPORT	MARCH 31, 2023	55

Notes to Financial Statements (Cont.)

Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$269,419	$8,379	$(134,881)	$(3,185)	$(1,559)	$138,173	$8,378	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$14,386	$141	$(14,500)	$(88)	$88	$27	$143	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in

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connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty

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Notes to Financial Statements (Cont.)

during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

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(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in

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Notes to Financial Statements (Cont.)

excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is

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limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes

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Notes to Financial Statements (Cont.)

in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC

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swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund

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with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the

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Notes to Financial Statements (Cont.)

volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

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Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity- linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including

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Notes to Financial Statements (Cont.)

nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

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LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/

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Notes to Financial Statements (Cont.)

or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other

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Notes to Financial Statements (Cont.)

events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.49%	0.25%	0.35%	0.45%(1)	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $11,413.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund III, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $7,235,903. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

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The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$107,039	$19,385	$(1,011)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$3,957,815	$4,123,316	$939,380	$175,407

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	238,884	$1,914,516	139,658	$1,130,607

I-2	126,904	975,049	94,338	794,647

I-3	1,283	10,912	4,099	39,109

Class A	11,290	85,560	11,236	95,151

Class C	1,403	9,677	1,480	11,697

Issued as reinvestment of distributions

Institutional Class	66,208	498,568	94,237	705,167

I-2	67,579	521,804	101,984	759,940

I-3	831	6,541	3,050	22,208

Class A	3,956	29,407	6,204	44,995

Class C	726	4,667	561	3,766

Cost of shares redeemed

Institutional Class	(183,134)	(1,465,949)	(164,038)	(1,392,293)

I-2	(170,891)	(1,273,292)	(62,197)	(492,334)

I-3	(3,997)	(31,442)	(5,379)	(39,830)

Class A	(10,425)	(79,744)	(11,040)	(88,063)

Class C	(1,444)	(9,134)	(526)	(3,855)

Net increase (decrease) resulting from Fund share transactions	149,173	$1,197,140	213,667	$1,590,912

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on April 14, 2010, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 27.8% of the Fund’s consolidated net assets.

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15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

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Notes to Financial Statements (Cont.)

The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, the Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be “subpart F income.” The Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from in the subsidiary is derived with respect to the Fund’s business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Funds or result in the inability of the Funds to operate as described in this Prospectus.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO CommoditiesPLUS® Strategy Fund	$0	$0	$47,227	$(6)	$(120,926)	$0	$(21,897)	$(95,602)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2023

(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommoditiesPLUS® Strategy Fund*	$45,683	$75,243

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommoditiesPLUS® Strategy Fund	$5,364,825	$191,443	$(144,252)	$47,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, and controlled foreign corporation (CFC) transactions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommoditiesPLUS® Strategy Fund	$1,139,170	$0	$0	$1,638,509	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2023	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO

CommoditiesPLUS® Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommoditiesPLUS® Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related consolidated statement of operations for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MAC	Macquarie Bank Limited
BRC	Barclays Bank PLC	MBC	HSBC Bank Plc
CBK	Citibank N.A.	MEI	Merrill Lynch International
CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC
DEU	Deutsche Bank Securities, Inc.	NOM	Nomura Securities International, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FBF	Credit Suisse International	RCY	Royal Bank of Canada
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	USD (or $)	United States Dollar
JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
CMX	Commodity Exchange, Inc.	OTC	Over the Counter
LME	London Metal Exchange

Index/Spread Abbreviations:
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	JETCO	NWE CIF Jet vs Brent
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	JMABFNJ	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	JMABFNJ2	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	JMABNIC	J.P. Morgan Nic Custom Index
CMBX	Commercial Mortgage-Backed Index	JMABNIC5	J.P. Morgan Custom Commodity Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABNIU5	J.P. Morgan Custom Commodity Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MUTKCALM	Tokyo Overnight Average Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	PIMCODBU	PIMCO Custom Commodity Basket
EMSMF	Invesco MSCI Emerging Markets UCITS ETF	SLVRLND	London Silver Market Fixing Ltd.
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
EURMARGIN	European Refined Margin	SOFRINDX	Secured Overnight Financing Rate Index
EURMARG3	3 Month European Refined Margin	ULSD	Ultra-Low Sulfur Diesel
GASOILCO	Gasoil vs Brent	US0003M	ICE 3-Month USD LIBOR
GOLDLNPM	London Gold Market Fixing Ltd. PM

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	oz.	Ounce
CIF NWE	NWE CIF Jet Fuel	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2023	83

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO CommoditiesPLUS® Strategy Fund	0.00%	0.00%	$1,136,005	$3,165	$70,365

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO CommoditiesPLUS® Strategy Fund	0.00%

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO CommoditiesPLUS® Strategy Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.6502	$0.0000	$0.0000	$0.6502

March 2023	$0.0925	$0.0000	$0.0000	$0.0925

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.6472	$0.0000	$0.0000	$0.6472

March 2023	$0.0911	$0.0000	$0.0000	$0.0911

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.6448	$0.0000	$0.0000	$0.6448

March 2023	$0.0903	$0.0000	$0.0000	$0.0903

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.6407	$0.0000	$0.0000	$0.6407

March 2023	$0.0870	$0.0000	$0.0000	$0.0870

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.6269	$0.0000	$0.0000	$0.6269

March 2023	$0.0797	$0.0000	$0.0000	$0.0797

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2023	85

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2023	87

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

88	PIMCO COMMODITIESPLUS® STRATEGY FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2023	89

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

90	PIMCO COMMODITIESPLUS® STRATEGY FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	MARCH 31, 2023	91

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3026AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO CommodityRealReturn Strategy Fund®

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives,

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24,

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	(16.05)%	6.40%	(1.79)%	3.78%
PIMCO CommodityRealReturn Strategy Fund® I-2	(16.23)%	6.28%	(1.89)%	3.68%
PIMCO CommodityRealReturn Strategy Fund® I-3	(16.24)%	6.25%	(1.94)%	3.62%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	(16.31)%	6.13%	(2.04)%	3.51%
PIMCO CommodityRealReturn Strategy Fund® Class A	(16.47)%	5.90%	(2.24)%	3.29%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	(21.01)%	4.72%	(2.80)%	3.01%
PIMCO CommodityRealReturn Strategy Fund® Class C	(17.10)%	5.15%	(2.97)%	2.52%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	(17.67)%	5.15%	(2.97)%	2.52%
PIMCO CommodityRealReturn Strategy Fund® Class R	(16.70)%	5.65%	(2.48)%	2.90%
Bloomberg Commodity Index Total Return	(12.49)%	5.36%	(1.72)%	1.59%
Lipper Commodities General Funds Average	(11.08)%	5.81%	(0.96)%	3.78%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.88% for Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, 1.13% for Administrative Class shares, 1.33% for Class A shares, 2.08% for Class C shares and 1.58% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	MARCH 31, 2023	11

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	60.6%
Asset-Backed Securities	11.7%
Short-Term Instruments‡	9.5%
Sovereign Issues	8.6%
U.S. Government Agencies	5.1%
Corporate Bonds & Notes	3.5%
Other	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return (the “benchmark”), posted losses.

»	Active commodity strategies, specifically underweight exposure to the natural gas sub-sector in December and January, contributed to relative performance, as the sub-sector underperformed relative to the benchmark in December and January.

»	The structural allocation to short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity exposure detracted from relative performance against the benchmark, as short-term TIPS, as measured by the Bloomberg U.S. 1-5 Year TIPS Index underperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	The Fund’s collateral contributed to relative performance against the Bloomberg U.S. 1-5 Year TIPS Index. The main drivers of relative performance against this index were the following:

»	Exposure to U.S. breakeven inflation (“BEI”), particularly overweight exposure in the fourth quarter of 2022, contributed to relative performance against the Bloomberg U.S. 1-5 Year TIPS Index, as BEI spreads widened in that period.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

PIMCO CommodityRealReturn Strategy Fund® (Cont.)

»	Overweight exposure positioning in eurozone BEI contributed to relative performance against the Bloomberg U.S. 1-5 Year TIPS Index, as eurozone BEI spreads widened.

»	Exposure to U.K. BEI, contributed to relative performance against the Bloomberg U.S. 1-5 Year TIPS Index as U.K. BEI moved lower.

»	Exposure to securitized credit, specifically non-agency mortgage-backed securities, detracted from relative performance against the Bloomberg U.S. 1-5 Year TIPS Index, as these securities posted negative returns amid spread widening.
»	Short exposure to eurozone duration detracted from relative performance against the Bloomberg U.S. 1-5 Year TIPS Index, as eurozone rates moved higher.

»	Curve positioning in U.K. duration detracted from relative performance against the Bloomberg U.S. 1-5 Year TIPS Index, as U.K. rates moved higher in the intermediate portion of the curve.

»	Short exposure to Japanese duration detracted from relative performance against the Bloomberg U.S. 1-5 Year TIPS Index, as Japanese rates moved higher.

ANNUAL REPORT	MARCH 31, 2023	13

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$993.30	$5.22	$1,000.00	$1,019.70	$5.29	1.05%
I-2	1,000.00	990.80	5.71	1,000.00	1,019.20	5.79	1.15
I-3	1,000.00	991.00	5.96	1,000.00	1,018.95	6.04	1.20
Administrative Class	1,000.00	990.50	6.45	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	989.10	7.44	1,000.00	1,017.45	7.54	1.50
Class C	1,000.00	986.20	11.14	1,000.00	1,013.71	11.30	2.25
Class R	1,000.00	988.90	8.68	1,000.00	1,016.21	8.80	1.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Description

Index*	Benchmark Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*It	is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2023~	$22.26	$0.91	$(3.79)	$(2.88)	$(5.95)	$0.00	$(5.95)

03/31/2022~	19.26	0.90	7.89	8.79	(5.79)	0.00	(5.79)

03/31/2021~	12.78	0.18	6.51	6.69	(0.21)	0.00	(0.21)

03/31/2020~	18.09	0.45	(5.07)	(4.62)	(0.69)	0.00	(0.69)

03/31/2019~	20.25	0.27	(1.35)	(1.08)	(1.08)	0.00	(1.08)

I-2

03/31/2023~	22.14	0.93	(3.81)	(2.88)	(5.94)	0.00	(5.94)

03/31/2022~	19.17	0.87	7.86	8.73	(5.76)	0.00	(5.76)

03/31/2021~	12.75	0.18	6.45	6.63	(0.21)	0.00	(0.21)

03/31/2020~	18.03	0.42	(5.04)	(4.62)	(0.66)	0.00	(0.66)

03/31/2019~	20.19	0.33	(1.44)	(1.11)	(1.05)	0.00	(1.05)

I-3

03/31/2023~	22.14	0.91	(3.80)	(2.89)	(5.93)	0.00	(5.93)

03/31/2022~	19.20	0.96	7.74	8.70	(5.76)	0.00	(5.76)

03/31/2021~	12.75	0.18	6.48	6.66	(0.21)	0.00	(0.21)

03/31/2020~	18.03	0.42	(5.04)	(4.62)	(0.66)	0.00	(0.66)

04/27/2018 - 03/31/2019~	20.64	0.12	(1.68)	(1.56)	(1.05)	0.00	(1.05)

Administrative Class

03/31/2023~	21.57	0.77	(3.58)	(2.81)	(5.92)	0.00	(5.92)

03/31/2022~	18.81	0.90	7.59	8.49	(5.73)	0.00	(5.73)

03/31/2021~	12.51	0.15	6.36	6.51	(0.21)	0.00	(0.21)

03/31/2020~	17.70	0.39	(4.95)	(4.56)	(0.63)	0.00	(0.63)

03/31/2019~	19.86	0.27	(1.41)	(1.14)	(1.02)	0.00	(1.02)

Class A

03/31/2023~	21.39	0.79	(3.61)	(2.82)	(5.88)	0.00	(5.88)

03/31/2022~	18.72	0.78	7.59	8.37	(5.70)	0.00	(5.70)

03/31/2021~	12.42	0.09	6.39	6.48	(0.18)	0.00	(0.18)

03/31/2020~	17.61	0.36	(4.95)	(4.59)	(0.60)	0.00	(0.60)

03/31/2019~	19.77	0.21	(1.38)	(1.17)	(0.99)	0.00	(0.99)

Class C

03/31/2023~	19.68	0.59	(3.24)	(2.65)	(5.78)	0.00	(5.78)

03/31/2022~	17.61	0.60	7.08	7.68	(5.61)	0.00	(5.61)

03/31/2021~	11.76	(0.03)	5.97	5.94	(0.09)	0.00	(0.09)

03/31/2020~	16.68	0.24	(4.68)	(4.44)	(0.48)	0.00	(0.48)

03/31/2019~	18.75	0.06	(1.26)	(1.20)	(0.87)	0.00	(0.87)

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$13.43	(16.05)%	$4,165,112	0.99%		1.05%		0.74%		0.80%		5.09%	77%

22.26	52.80	6,756,668	0.75		0.87		0.73		0.85		4.48	120

19.26	52.89	2,361,604	0.82		0.99		0.74		0.91		1.16	260

12.78	(26.47)	1,417,849	1.33		1.50		0.74		0.91		2.65	262

18.09	(5.41)	4,380,858	1.46		1.60		0.74		0.88		1.50	226

13.32	(16.17)	1,285,827	1.09		1.15		0.84		0.90		5.20	77

22.14	52.78	2,363,782	0.85		0.97		0.83		0.95		4.47	120

19.17	52.47	1,526,009	0.92		1.09		0.84		1.01		1.03	260

12.75	(26.45)	249,166	1.43		1.60		0.84		1.01		2.41	262

18.03	(5.52)	371,461	1.56		1.70		0.84		0.98		1.67	226

13.32	(16.24)	53,447	1.14		1.25		0.89		1.00		5.09	77

22.14	52.53	90,359	0.90		1.07		0.88		1.05		4.77	120

19.20	52.67	21,505	0.97		1.19		0.89		1.11		1.08	260

12.75	(26.50)	1,250	1.48		1.70		0.89		1.11		2.52	262

18.03	(7.57)	3,555	1.61	*	1.80	*	0.89	*	1.08	*	0.70 *	226

12.84	(16.31)	108,233	1.24		1.30		0.99		1.05		4.56	77

21.57	52.42	119,491	1.00		1.12		0.98		1.10		4.67	120

18.81	52.42	143,402	1.07		1.24		0.99		1.16		0.82	260

12.51	(26.54)	29,949	1.58		1.75		0.99		1.16		2.33	262

17.70	(5.75)	51,561	1.71		1.85		0.99		1.13		1.39	226

12.69	(16.47)	326,255	1.44		1.50		1.19		1.25		4.63	77

21.39	51.98	500,794	1.20		1.32		1.18		1.30		4.10	120

18.72	52.49	263,343	1.27		1.44		1.19		1.36		0.64	260

12.42	(26.83)	198,722	1.78		1.95		1.19		1.36		2.07	262

17.61	(5.97)	346,932	1.91		2.05		1.19		1.33		1.16	226

11.25	(17.10)	57,276	2.19		2.25		1.94		2.00		3.85	77

19.68	51.10	82,601	1.95		2.07		1.93		2.05		3.36	120

17.61	50.90	24,089	2.02		2.19		1.94		2.11		(0.13)	260

11.76	(27.27)	15,860	2.53		2.70		1.94		2.11		1.45	262

16.68	(6.50)	36,829	2.66		2.80		1.94		2.08		0.42	226

ANNUAL REPORT	MARCH 31, 2023	17

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2023~	$20.64	$0.67	$(3.41)	$(2.74)	$(5.85)	$0.00	$(5.85)

03/31/2022~	18.24	0.72	7.35	8.07	(5.67)	0.00	(5.67)

03/31/2021~	12.12	0.06	6.21	6.27	(0.15)	0.00	(0.15)

03/31/2020~	17.19	0.30	(4.80)	(4.50)	(0.57)	0.00	(0.57)

03/31/2019~	19.32	0.15	(1.32)	(1.17)	(0.96)	0.00	(0.96)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.05	(16.70	) %	$46,419	1.69%	1.75%	1.44%	1.50%	4.19%	77%

20.64	51.58		54,428	1.45	1.57	1.43	1.55	3.89	120

18.24	52.07		28,868	1.52	1.69	1.44	1.61	0.39	260

12.12	(26.96)		19,436	2.03	2.20	1.44	1.61	1.81	262

17.19	(6.17)		31,220	2.16	2.30	1.44	1.58	0.87	226

ANNUAL REPORT	MARCH 31, 2023	19

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$6,530,257
Investments in Affiliates	24,452

Financial Derivative Instruments
Exchange-traded or centrally cleared	22,142
Over the counter	268,065
Deposits with counterparty	33,686
Foreign currency, at value	14,852
Receivable for investments sold	260,620
Receivable for investments sold on a delayed-delivery basis	1,544
Receivable for TBA investments sold	85,357
Receivable for Fund shares sold	10,968
Interest and/or dividends receivable	15,752
Dividends receivable from Affiliates	253
Reimbursement receivable from PIMCO	296
Other assets	1

Total Assets	7,268,245

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$411,787
Payable for short sales	115,582

Financial Derivative Instruments
Exchange-traded or centrally cleared	28,440
Over the counter	69,826
Payable for investments purchased	6,510
Payable for investments in Affiliates purchased	253
Payable for TBA investments purchased	402,328
Deposits from counterparty	157,306
Payable for Fund shares redeemed	28,571
Overdraft due to custodian	405
Accrued investment advisory fees	2,858
Accrued supervisory and administrative fees	1,640
Accrued distribution fees	74
Accrued servicing fees	96

Total Liabilities	1,225,676

Net Assets	$6,042,569

Net Assets Consist of:

Paid in capital	$7,374,317
Distributable earnings (accumulated loss)	(1,331,748)

Net Assets	$6,042,569

Cost of investments in securities	$6,969,431
Cost of investments in Affiliates	$24,450
Cost of foreign currency held	$15,542
Proceeds received on short sales	$115,348
Cost or premiums of financial derivative instruments, net	$(7,111)

* Includes repurchase agreements of:	$128,349

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$4,165,112
I-2	1,285,827
I-3	53,447
Administrative Class	108,233
Class A	326,255
Class C	57,276
Class R	46,419

Shares Issued and Outstanding:

Institutional Class	310,189
I-2	96,567
I-3	4,013
Administrative Class	8,428
Class A	25,703
Class C	5,091
Class R	3,851

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.43
I-2	13.32
I-3	13.32
Administrative Class	12.84
Class A	12.69
Class C	11.25
Class R	12.05

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	21

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$506,308
Dividends from Investments in Affiliates	1,380
Total Income	507,688

Expenses:

Investment advisory fees	44,308
Supervisory and administrative fees	25,411
Distribution and/or servicing fees - Administrative Class	309
Distribution and/or servicing fees - Class A	1,089
Distribution and/or servicing fees - Class C	790
Distribution and/or servicing fees - Class R	293
Trustee fees	51
Interest expense	20,647
Total Expenses	92,898
Waiver and/or Reimbursement by PIMCO	(5,234)
Net Expenses	87,664

Net Investment Income (Loss)	420,024

Net Realized Gain (Loss):

Investments in securities	(507,872)
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	203,645
Over the counter financial derivative instruments	(1,196,000)
Short sales	395
Foreign currency	(7,480)

Net Realized Gain (Loss)	(1,507,317)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(304,139)
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	(70,302)
Over the counter financial derivative instruments	(24,873)
Foreign currency assets and liabilities	1,925

Net Change in Unrealized Appreciation (Depreciation)	(397,386)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,484,679)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturnStrategyFund®

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$420,024	$301,145
Net realized gain (loss)	(1,507,317)	2,594,393
Net change in unrealized appreciation (depreciation)	(397,386)	74,625

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,484,679)	2,970,163

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,830,879)	(1,086,066)
I-2	(626,349)	(475,442)
I-3	(24,197)	(13,402)
Administrative Class	(41,988)	(43,230)
Class A	(146,738)	(97,571)
Class C	(28,926)	(13,134)
Class R	(20,947)	(10,468)

Total Distributions(a)	(2,720,024)	(1,739,313)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	279,149	4,368,453

Total Increase (Decrease) in Net Assets	(3,925,554)	5,599,303

Net Assets:

Beginning of year	9,968,123	4,368,820
End of year	$6,042,569	$9,968,123

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	23

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2023

(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(1,484,679)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(7,183,663)
Proceeds from sales of long-term securities	11,829,796
(Purchases) Proceeds from sales of short-term portfolio investments, net	1,573,452
(Increase) decrease in deposits with counterparty	(13,893)
(Increase) decrease in receivable for investments sold	1,570,900
(Increase) decrease in interest and/or dividends receivable	(626)
(Increase) decrease in dividends receivable from Affiliates	(246)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	120,802
Proceeds from (Payments on) over the counter financial derivative instruments	(1,197,626)
(Increase) decrease in reimbursement receivable from PIMCO	550
Increase (decrease) in payable for investments purchased	(1,200,122)
Increase (decrease) in deposits from counterparty	(235,142)
Increase (decrease) in accrued investment advisory fees	(1,937)
Increase (decrease) in accrued supervisory and administrative fees	(1,076)
Increase (decrease) in accrued distribution fees	(12)
Increase (decrease) in accrued servicing fees	(44)
Proceeds from (Payments on) short sales transactions, net	113,980
Proceeds from (Payments on) foreign currency transactions	(5,394)
Net Realized (Gain) Loss
Investments in securities	507,872
Investments in Affiliates	5
Exchange-traded or centrally cleared financial derivative instruments	(203,645)
Over the counter financial derivative instruments	1,196,000
Short sales	(395)
Foreign currency	7,480
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	304,139
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	70,302
Over the counter financial derivative instruments	24,873
Foreign currency assets and liabilities	(1,925)
Net amortization (accretion) on investments	117,887
Net Cash Provided by (Used for) Operating Activities	5,907,610

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	4,607,784
Payments on shares redeemed	(6,616,446)
Increase (decrease) in overdraft due to custodian	405
Cash distributions paid*	(415,476)
Proceeds from reverse repurchase agreements	183,490,560
Payments on reverse repurchase agreements	(187,035,774)
Proceeds from sale-buyback transactions	8,145,242
Payments on sale-buyback transactions	(8,145,242)
Net Cash Received from (Used for) Financing Activities	(5,968,947)

Net Increase (Decrease) in Cash and Foreign Currency	(61,337)

Cash and Foreign Currency:

Beginning of year	76,189
End of year	$14,852
* Reinvestment of distributions	$2,304,548

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$20,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.1%

CORPORATE BONDS & NOTES 3.8%

BANKING & FINANCE 3.8%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$532	$451

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)	EUR	400	416

Credit Suisse AG
5.072% (SOFRRATE + 0.390%) due 02/02/2024 ~		$900	873

Credit Suisse Group AG
0.650% due 01/14/2028 •	EUR	400	361
3.288% (EUR003M + 1.000%) due 01/16/2026 ~		400	405
6.373% due 07/15/2026 •		$250	242
7.750% due 03/01/2029 •	EUR	400	475

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	724	82
1.000% due 10/01/2050		124,147	13,434
1.000% due 10/01/2053		677	68
1.500% due 10/01/2053		9,929	1,095
2.000% due 10/01/2053		10,331	1,206
2.500% due 10/01/2047		11	1

NatWest Group PLC
4.519% due 06/25/2024 •		$4,200	4,180
6.684% (US0003M + 1.550%) due 06/25/2024 ~		6,500	6,495

Nissan Motor Acceptance Co. LLC
3.875% due 09/21/2023		100	99

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	270	30
1.000% due 10/01/2050		468,023	50,720
1.000% due 10/01/2053		84	9
1.500% due 10/01/2053		107,748	11,588
2.000% due 10/01/2053		5,097	597
2.500% due 10/01/2047		2	0

Nykredit Realkredit AS
0.500% due 10/01/2043		3,075	345
1.000% due 10/01/2050		240,104	25,897
1.000% due 10/01/2053		41,969	4,475
1.500% due 10/01/2053		389,981	42,474
2.000% due 10/01/2053		61,703	6,915
2.500% due 10/01/2047		9	1

Realkredit Danmark AS
1.000% due 10/01/2050		185,245	19,977
1.000% due 10/01/2053		19,408	2,072
1.500% due 10/01/2053		154,484	16,443
2.000% due 10/01/2053		19,887	2,230
2.500% due 04/01/2047		9	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
7.830% due 12/04/2023	$14,500	$14,635

		228,292

INDUSTRIALS 0.0%

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,122	1,121

VMware, Inc.
3.900% due 08/21/2027	900	862

		1,983

UTILITIES 0.0%

Eversource Energy
2.900% due 10/01/2024	200	193

Total Corporate Bonds & Notes (Cost $303,483)		230,468

U.S. GOVERNMENT AGENCIES 5.5%

Fannie Mae
3.850% due 05/01/2035 •	4	4
4.747% due 03/25/2036 •	36	36
5.290% due 02/25/2037 •	261	256

Freddie Mac
3.087% due 06/01/2033 •	59	58
4.302% due 01/01/2034 •	40	39

Ginnie Mae
3.858% due 08/20/2068 •	5,097	4,964

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2053	1,000	898
4.000% due 04/01/2053 - 05/01/2053	245,489	234,813
4.500% due 05/01/2053	51,500	50,476
6.500% due 04/01/2053	38,300	39,494

Total U.S. Government Agencies (Cost $325,066)		331,038

U.S. TREASURY OBLIGATIONS 65.7%

U.S. Treasury Bonds
3.000% due 05/15/2045	1,370	1,194

U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2024	173,401	170,036
0.125% due 10/15/2024 (j)	429,133	419,189
0.125% due 04/15/2025	278,952	270,306
0.125% due 10/15/2025	498,998	483,526
0.125% due 04/15/2026	276,314	265,226
0.125% due 07/15/2026 (j)(l)	69,445	66,910
0.125% due 10/15/2026 (h)	817,702	785,386
0.125% due 04/15/2027	5,723	5,453
0.125% due 07/15/2030 (l)	15,230	14,180

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/15/2031 (l)	$8,909	$8,211
0.125% due 01/15/2032	12,410	11,344
0.250% due 01/15/2025	147,810	144,250
0.250% due 07/15/2029 (l)	4,114	3,900
0.250% due 02/15/2050 (l)	582	423
0.375% due 07/15/2025	307,917	301,242
0.375% due 07/15/2025 (h)(j)	42,018	41,107
0.375% due 01/15/2027	159,301	153,577
0.500% due 01/15/2028	67,569	65,236
0.625% due 01/15/2026 (j)	34,354	33,594
0.625% due 02/15/2043 (l)	547	462
0.750% due 07/15/2028	159,355	156,328
0.750% due 02/15/2042 (l)	4,767	4,168
0.750% due 02/15/2045 (l)	1,271	1,084
0.875% due 01/15/2029 (l)	7,229	7,105
0.875% due 02/15/2047 (l)	620	537
1.000% due 02/15/2046	8,209	7,351
1.375% due 02/15/2044 (l)	8,345	8,094
1.375% due 02/15/2044	2,799	2,715
1.625% due 10/15/2027	276,369	281,868
1.750% due 01/15/2028 (j)	57,031	58,374
2.125% due 02/15/2040 (l)	3,738	4,131
2.125% due 02/15/2041 (l)	3,177	3,511
2.375% due 01/15/2025	115,518	116,933
2.500% due 01/15/2029 (j)	51,580	55,252
3.875% due 04/15/2029	14,836	17,100

Total U.S. Treasury Obligations (Cost $4,224,119)		3,969,303

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Adjustable Rate Mortgage Trust
3.359% due 09/25/2035 ^~	241	201
3.439% due 10/25/2035 ^~	142	133

Alliance Bancorp Trust
5.325% due 07/25/2037 •	1,561	1,303

American Home Mortgage Assets Trust
4.058% due 11/25/2046 •	4,636	1,392
5.035% due 05/25/2046 ^•	92	74

BAMLL Commercial Mortgage Securities Trust
5.734% due 09/15/2038 •	3,100	2,897

Banc of America Funding Trust
3.796% due 05/25/2035 ~	12	11
3.827% due 01/20/2047 ~	3,399	2,829
3.945% due 05/20/2036 ^~	110	95
4.412% due 01/20/2047 ^~	75	67
5.341% due 05/20/2035 ^•	64	52

Banc of America Mortgage Trust
3.841% due 11/25/2035 ^~	137	118
3.933% due 07/25/2035 ^~	143	128

BCAP LLC Trust
0.541% due 04/26/2036 ~	623	521
5.185% due 01/25/2037 ^•	571	510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
3.564% due 07/25/2036 ^~	$305	$263
4.107% due 10/25/2035 ~	188	176
4.250% due 07/25/2034 ~	21	20
4.284% due 05/25/2033 ~	12	11
4.594% due 02/25/2036 ^~	103	90

Bear Stearns ALT-A Trust
3.672% due 09/25/2047 ^~	2,764	1,410
3.964% due 09/25/2035 ^~	165	101
5.165% due 02/25/2034 •	306	265
5.322% due 09/25/2034 ~	67	63

BSST Mortgage Trust
6.128% due 02/15/2037 ~	2,200	2,036

Chase Mortgage Finance Trust
3.705% due 09/25/2036 ^~	369	302
3.713% due 03/25/2037 ^~	484	436
3.861% due 12/25/2035 ^~	133	120

CIM Trust
1.951% due 06/25/2057 ~	3,197	2,843
5.617% due 02/25/2049 •	122	117

Citigroup Mortgage Loan Trust
3.410% due 12/25/2035 ^~	201	120
3.440% due 09/25/2035 •	18	18
3.950% due 05/25/2035 •	31	29
6.380% due 03/25/2036 ^•	23	21

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	149	130

Countrywide Alternative Loan Trust
3.848% due 11/25/2035 ^~	168	141
4.138% due 12/25/2035 •	204	164
4.941% due 02/20/2047 ^•	2,519	1,886
4.956% due 12/20/2046 ^•	198	158
5.000% due 07/25/2035	746	458
5.205% due 05/25/2047 ~	836	694
5.265% due 07/25/2046 •	75	64
5.500% due 07/25/2035	106	80
5.750% due 03/25/2037 ^~	191	110
6.000% due 03/25/2037 ^	179	73
6.500% due 08/25/2032	21	21

Countrywide Home Loan Mortgage Pass-Through Trust
2.957% due 10/20/2035 ~	6	6
3.631% due 09/25/2047 ^~	236	201
5.485% due 03/25/2035 •	26	23
5.500% due 11/25/2035 ^	55	32
5.500% due 04/25/2038	93	90
6.000% due 04/25/2036	286	159

Credit Suisse Mortgage Capital Certificates
4.995% due 09/29/2036 •	1,247	1,208
5.494% due 10/26/2036 ~	303	259

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	1,358	855

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	216	187

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.945% due 10/25/2036 ^•		$54	$45

Eurosail PLC
3.828% due 10/17/2040 •	EUR	702	762

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		$1,636	725

Great Hall Mortgages PLC
4.420% due 03/18/2039 •	GBP	91	111
4.440% due 06/18/2038 •		53	64

GSR Mortgage Loan Trust
3.912% due 11/25/2035 ~		$98	95
3.959% due 11/25/2035 ^~		155	89
3.968% due 11/25/2035 ^~		473	388

HarborView Mortgage Loan Trust
3.458% due 08/19/2036 ^~		43	37
4.951% due 09/19/2037 •		51	43
5.201% due 05/19/2035 •		286	253
5.261% due 01/19/2036 •		1,007	617

HomeBanc Mortgage Trust
5.205% due 12/25/2036 •		18	17

IndyMac IMSC Mortgage Loan Trust
5.205% due 07/25/2047 •		1,182	795

IndyMac INDX Mortgage Loan Trust
3.501% due 09/25/2035 ^~		158	127
3.679% due 06/25/2035 ^~		63	53
3.992% due 10/25/2034 ~		234	218
5.225% due 09/25/2046 •		2,235	1,853
5.245% due 11/25/2046 •		250	216
5.405% due 07/25/2035 ~		176	125

JP Morgan Alternative Loan Trust
5.305% due 12/25/2036 •		2,653	2,289

JP Morgan Chase Commercial Mortgage Securities Trust
6.134% due 12/15/2031 •		530	506

JP Morgan Mortgage Trust
3.365% due 07/25/2034 ~		9	8
3.410% due 07/27/2037 ~		174	158
3.472% due 06/25/2036 ^~		404	292
3.577% due 06/25/2035 ~		8	8
3.683% due 06/25/2035 ~		18	17
3.702% due 07/25/2035 ~		10	10
3.702% due 08/25/2036 ^~		78	62
3.846% due 07/25/2035 ~		45	42
3.902% due 11/25/2035 ^~		105	85

Luminent Mortgage Trust
5.245% due 10/25/2046 •		380	325

MASTR Adjustable Rate Mortgages Trust
5.325% due 05/25/2037 •		255	110

Merrill Lynch Alternative Note Asset Trust
3.593% due 06/25/2037 ^~		242	139
5.445% due 03/25/2037 •		637	180

Merrill Lynch Mortgage Investors Trust
3.471% due 06/25/2035 ~		134	123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.595% due 05/25/2034 ~		$79	$67
3.859% due 05/25/2036 ~		49	43
3.909% due 09/25/2035 ^~		68	54

Merrill Lynch Mortgage-Backed Securities Trust
3.675% due 04/25/2037 ^~		748	645

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		635	592
4.500% due 05/25/2058 ~		75	70

Residential Accredit Loans, Inc. Trust
3.926% due 08/25/2035 ^~		392	149
5.145% due 08/25/2035 •		440	330
5.225% due 12/25/2036 •		770	646
5.326% due 02/25/2036 ^~		256	199

Residential Asset Securitization Trust
5.245% due 05/25/2035 •		766	515
6.500% due 09/25/2036 ^		639	236
6.500% due 06/25/2037		11,740	2,997

Residential Funding Mortgage Securities, Inc. Trust
4.148% due 09/25/2035 ^~		859	530
6.000% due 06/25/2037 ^		457	349
6.500% due 03/25/2032		189	185

Sequoia Mortgage Trust
3.132% due 01/20/2047 ^~		284	186
5.461% due 10/19/2026 ~		9	8

Structured Adjustable Rate Mortgage Loan Trust
4.489% due 02/25/2036 ^~		191	116
5.165% due 10/25/2035 •		426	378

Structured Asset Mortgage Investments Trust
5.225% due 06/25/2036 •		82	78
5.261% due 07/19/2035 •		493	438
5.265% due 04/25/2036 •		8	7
5.285% due 05/25/2046 •		2,488	837

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	8,178	10,096

Towd Point Mortgage Trust
2.750% due 10/25/2056 ~		$352	346
5.845% due 05/25/2058 •		4,841	4,785

Wachovia Mortgage Loan Trust LLC
3.525% due 08/20/2035 ^~		99	88

WaMu Mortgage Pass-Through Certificates Trust
3.603% due 12/25/2046 •		469	405
3.713% due 02/25/2037 ^~		90	80
3.754% due 09/25/2036 ^~		643	557
3.791% due 08/25/2036 ^~		61	54
3.878% due 01/25/2047 ^•		1,018	876
4.118% due 06/25/2046 •		74	67
4.138% due 08/25/2046 •		201	182
4.165% due 09/25/2033 ~		25	22
4.338% due 11/25/2042 •		62	55
4.638% due 11/25/2046 ~		481	409

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		112	92

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.479% due 10/25/2036 ~		$4	$4
4.637% due 04/25/2036 ~		210	195

Total Non-Agency Mortgage-Backed Securities (Cost $76,187)			64,726

ASSET-BACKED SECURITIES 12.6%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •		4,000	3,934

ACAS CLO Ltd.
5.685% due 10/18/2028 •		3,149	3,113

ACE Securities Corp. Home Equity Loan Trust
4.965% due 10/25/2036 •		19	7

Adagio CLO DAC
3.008% due 10/15/2031 ~	EUR	2,500	2,636

Allegro CLO Ltd.
5.957% due 10/16/2031 ~		$2,300	2,273

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •		1,346	1,346

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		5,311	5,254
5.932% due 07/15/2032 •		10,900	10,725
5.955% due 07/22/2032 •		1,600	1,568

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •		796	788

Apidos CLO
5.695% due 07/18/2029 •		1,000	991
5.722% due 07/17/2030 •		450	445
5.758% due 10/20/2030 •		1,500	1,480
5.818% due 04/20/2031 •		6,100	6,047

Aqueduct European CLO DAC
2.982% due 07/20/2030 •	EUR	6,933	7,374

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		$20,250	19,978

Ares CLO Ltd.
5.842% due 01/15/2032 •		2,000	1,971

Ares European CLO DAC
2.898% due 04/15/2030 •	EUR	2,116	2,251
3.068% due 10/15/2031 •		2,100	2,225
3.192% due 04/20/2032 •		5,200	5,490

Argent Securities Trust
5.145% due 07/25/2036 •		$4,555	3,935
5.165% due 05/25/2036 •		2,443	607

Armada Euro CLO DAC
3.008% due 07/15/2031 •	EUR	6,500	6,876

Asset-Backed Funding Certificates Trust
4.985% due 10/25/2036 •		$3,813	3,460

Atlas Senior Loan Fund Ltd.
5.707% due 11/17/2027 •		864	861
5.882% due 01/15/2031 •		491	486
5.895% due 04/22/2031 •		3,700	3,627

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avoca CLO DAC
3.094% due 01/12/2031 ~	EUR	2,448	$2,599

Bain Capital Euro DAC
3.082% due 01/20/2032 •		6,700	7,091

BDS Ltd.
5.809% due 08/15/2036 •		$71	71

Bear Stearns Asset-Backed Securities Trust
5.795% due 10/25/2037 ~		1,591	1,490

Benefit Street Partners CLO Ltd.
5.662% due 07/15/2029 ~		1,193	1,185
5.742% due 10/15/2030 •		5,733	5,675
5.872% due 07/15/2032 ~		2,150	2,116

BlueMountain Fuji EUR CLO II DAC
2.938% due 07/15/2030 •	EUR	441	470

BlueMountain Fuji EUR CLO III DAC
3.008% due 01/15/2031 •		11,090	11,735

BPCRE Holder LLC
7.091% due 01/16/2037 •		$5,600	5,549

Cairn CLO DAC
3.068% due 04/30/2031 •	EUR	4,044	4,284
3.068% due 10/15/2031 •		3,100	3,289

Carbone CLO Ltd.
5.948% due 01/20/2031 ~		$2,800	2,771

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •	EUR	9,291	9,847
3.284% due 08/15/2030 ~		689	731

Carlyle Global Market Strategies CLO Ltd.
5.895% due 04/22/2032 •		$1,500	1,474
6.148% due 07/20/2032 •		4,500	4,447

Carlyle Global Market Strategies Euro CLO DAC
3.404% due 11/15/2031 •	EUR	6,100	6,451

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		$1,500	1,477

Carrington Mortgage Loan Trust
5.928% due 04/20/2032 ~		1,600	1,575
6.058% due 07/20/2030 •		3,432	3,407

Cedar Funding CLO Ltd.
5.892% due 07/17/2031 •		2,400	2,367

Cent CLO Ltd.
5.785% due 07/27/2030 •		3,079	3,051

CIFC Funding Ltd.
5.608% due 01/20/2028 •		188	187
5.758% due 04/20/2030 •		295	292
5.825% due 04/23/2029 •		1,774	1,760
5.972% due 11/16/2030 •		568	564
5.992% due 10/17/2031 •		1,850	1,834

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •		251	250
6.345% due 10/25/2037 •		4,400	4,219

Citigroup Mortgage Loan Trust
4.925% due 01/25/2037 •		41	30
5.025% due 03/25/2037 •		9,696	7,905

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.195% due 03/25/2037 ~		$6,051	$4,933
5.305% due 12/25/2036 ~		971	641
5.340% due 10/25/2036 •		7,400	7,040
5.545% due 11/25/2046 •		11,000	8,860
5.550% due 03/25/2037 •		3,200	2,955

Countrywide Asset-Backed Certificates
5.345% due 03/25/2037 •		5,284	4,926

Countrywide Asset-Backed Certificates Trust
4.311% due 11/25/2034 •		7,502	6,543
4.985% due 07/25/2037 •		3,065	2,763
5.045% due 09/25/2037 •		1,563	1,349
5.425% due 08/25/2036 •		14	14

Crestline Denali CLO Ltd.
5.928% due 01/20/2030 •		250	247
5.955% due 10/23/2031 •		10,184	10,003

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •	EUR	8,700	9,203
3.587% due 09/15/2031 •		3,100	3,272

Dryden CLO Ltd.
5.874% due 05/15/2031 •		$1,600	1,582
5.908% due 01/17/2033 •		1,850	1,817

Dryden Euro CLO DAC
3.404% (EUR003M + 0.750%) due 05/15/2032 ~	EUR	2,179	2,301

Dryden Senior Loan Fund
5.692% due 04/15/2029 •		$3,585	3,548
6.064% due 08/15/2030 •		3,193	3,173

Elevation CLO Ltd.
5.768% due 10/25/2030 •		1,231	1,220

Euro-Galaxy CLO DAC
3.037% due 04/24/2034 •	EUR	5,950	6,282

Fremont Home Loan Trust
4.980% due 10/25/2036 •		$514	428

Galaxy CLO Ltd.
5.762% due 10/15/2030 •		4,341	4,301

Gallatin CLO Ltd.
5.865% due 01/21/2028 •		2,388	2,383

Greywolf CLO Ltd.
5.978% due 01/27/2031 •		1,497	1,479

GSAA Home Equity Trust
5.445% due 03/25/2037 •		529	217

GSAMP Trust
5.215% due 03/25/2047 •		2,500	1,864
5.365% due 02/25/2046 •		1,782	1,626
5.820% due 03/25/2035 ^•		1,143	1,014

Halseypoint CLO Ltd.
5.908% due 07/20/2031 •		14,428	14,262
6.252% due 11/30/2032 •		2,000	1,981

Harvest CLO DAC
2.928% due 10/15/2031 •	EUR	8,100	8,511
3.022% due 10/20/2031 •		4,800	5,054
3.573% due 11/18/2030 •		4,197	4,465
3.640% due 06/26/2030 •		9,887	10,480

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
4.424% due 02/25/2036 •		$2,620	$2,509

Home Equity Mortgage Loan Asset-Backed Trust
5.065% due 04/25/2037 •		1,714	1,276

HSI Asset Securitization Corp. Trust
5.145% due 07/25/2036 ~		7,286	3,312
5.385% due 02/25/2036 •		1,476	1,447

ICG U.S. CLO Ltd.
5.895% due 07/22/2031 •		5,645	5,579

IndyMac INDB Mortgage Loan Trust
4.985% due 07/25/2036 •		3,998	1,228

Invesco Euro CLO DAC
3.208% due 07/15/2032 •	EUR	1,200	1,265

JMP Credit Advisors CLO Ltd.
6.072% due 07/17/2029 •		$786	784

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~		103	101
5.125% due 06/25/2037 •		4,500	3,647
5.145% due 07/25/2036 ~		12,901	5,877

Jubilee CLO DAC
2.938% due 04/15/2031 •	EUR	800	839

KKR CLO Ltd.
5.735% due 07/18/2030 •		$3,313	3,280
5.742% due 07/15/2030 •		2,260	2,235

Laurelin DAC
3.062% due 10/20/2031 •	EUR	4,800	5,095

LCM LP
5.668% due 07/19/2027 •		$4,971	4,923
5.848% due 07/20/2031 •		11,400	11,200
5.922% due 10/15/2031 ~		3,500	3,450

LCM Ltd.
5.739% due 07/20/2030 •		14,040	13,832
5.862% due 04/15/2031 •		1,900	1,866
5.878% due 01/20/2031 •		2,900	2,862

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		2,239	1,605

Lehman XS Trust
4.907% due 06/25/2036 þ		3,096	2,945
5.165% due 05/25/2036 •		1,150	963

LoanCore Issuer Ltd.
6.108% due 01/17/2037 •		7,500	7,269

Madison Park Euro Funding DAC
3.038% due 01/15/2032 •	EUR	4,500	4,748

Madison Park Funding Ltd.
5.645% due 04/22/2027 •		$471	469
5.715% due 07/23/2029 ~		2,944	2,913
5.735% due 01/22/2028 •		3,243	3,221
5.785% due 07/27/2031 •		2,126	2,104
5.788% due 04/25/2029 •		1,079	1,067
5.798% due 04/20/2032 •		1,850	1,817

Magnetite Ltd.
5.744% due 11/15/2028 •		776	768
5.772% due 04/15/2031 •		1,578	1,560

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Man GLG Euro CLO DAC
3.158% due 01/15/2030 •	EUR	1,089	$1,163
3.647% due 12/15/2031 •		5,297	5,607

Marathon CLO Ltd.
5.942% due 04/15/2029 •		$975	972

Marble Point CLO Ltd.
5.832% due 10/15/2030 •		6,731	6,650

MASTR Asset-Backed Securities Trust
4.995% due 10/25/2036 •		1,519	495

MASTR Specialized Loan Trust
5.215% due 01/25/2037 •		20,153	8,104

MF1 Ltd.
6.474% due 11/15/2035 •		2,565	2,549

MidOcean Credit CLO
5.832% due 01/29/2030 •		2,580	2,561
5.918% due 07/19/2028 •		189	189

Morgan Stanley ABS Capital, Inc. Trust
4.905% due 05/25/2037 •		381	334

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •		599	173
6.410% due 11/25/2036 þ		1,509	355

Mountain View CLO Ltd.
5.912% due 07/15/2031 ~		3,900	3,849

Neuberger Berman CLO Ltd.
5.725% due 10/18/2029 ~		1,100	1,088
5.848% due 04/20/2031 •		2,950	2,912

New Century Home Equity Loan Trust
5.610% due 02/25/2035 •		1,320	1,231

NovaStar Mortgage Funding Trust
5.185% due 11/25/2036 •		8,247	2,810
5.550% due 01/25/2036 •		1,596	1,587

OAK Hill European Credit Partners DAC
3.072% due 01/20/2032 •	EUR	3,251	3,458

Oak Hill European Credit Partners DAC
3.082% due 10/20/2031 •		3,900	4,135

Oaktree CLO Ltd.
5.925% due 04/22/2030 •		$2,200	2,154
5.928% due 10/20/2032 ~		2,500	2,446

OCP CLO Ltd.
5.928% due 07/20/2029 •		7,101	7,038

OCP Euro CLO DAC
3.108% due 01/15/2032 •	EUR	20,717	22,071
3.273% due 09/22/2034 •		9,700	10,227

Octagon Investment Partners Ltd.
5.869% due 02/14/2031 ~		$4,200	4,119

Octagon Loan Funding Ltd.
6.095% due 11/18/2031 •		6,658	6,562

OZLM Ltd.
5.908% due 10/20/2031 •		400	394
5.968% due 07/20/2032 •		3,700	3,643
6.052% due 10/30/2030 •		1,753	1,739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square CLO Ltd.
5.825% due 04/18/2031 •		$750	$743

Palmer Square European Loan Funding DAC
3.008% due 10/15/2031 •	EUR	9,013	9,455
3.068% due 04/15/2031 •		7,006	7,464

Palmer Square Loan Funding Ltd.
5.592% due 10/15/2029 •		$646	638

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.870% due 12/25/2034 •		3,100	2,750

Popular ABS Mortgage Pass-Through Trust
5.155% due 06/25/2047 ^•		2,265	2,080
5.715% due 02/25/2036 ~		4,300	3,830

Rad CLO Ltd.
5.936% due 07/24/2032 •		1,400	1,373

Renaissance Home Equity Loan Trust
5.945% due 09/25/2037 •		13,731	6,384

Residential Asset Securities Corp. Trust
5.145% due 09/25/2036 •		8,703	7,693
5.325% due 08/25/2036 •		726	644

Rockford Tower Europe CLO DAC
3.845% due 12/20/2031 •	EUR	1,810	1,919

Saranac CLO Ltd.
6.294% due 08/13/2031 •		$2,800	2,771

Securitized Asset-Backed Receivables LLC Trust
5.105% due 12/25/2036 •		1,837	1,630
5.285% due 10/25/2036 •		19,004	6,608
5.345% due 05/25/2036 •		4,063	2,189

Sound Point CLO Ltd.
5.805% due 01/23/2029 •		2,644	2,640
5.888% due 01/20/2032 ~		1,500	1,485
5.928% due 01/21/2031 ~		3,100	3,046
5.945% due 04/18/2031 •		5,600	5,503

Soundview Home Loan Trust
4.965% due 11/25/2036 •		437	125

Starwood Commercial Mortgage Trust
5.854% due 07/15/2038 ~		520	515

Stratus CLO Ltd.
5.708% due 12/28/2029 •		1,110	1,097

Structured Asset Investment Loan Trust
5.565% due 04/25/2033 •		1,164	1,134

Symphony CLO Ltd.
5.672% due 04/15/2028 •		539	537

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •		6,300	6,217

TCW CLO Ltd.
5.788% due 04/25/2031 •		7,000	6,896

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •		3,700	3,626

TIAA CLO Ltd.
6.008% due 07/20/2031 •		2,200	2,171

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toro European CLO DAC
3.204% due 01/12/2032 •	EUR	4,900	$5,165

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~		$6,300	6,198

Venture CLO Ltd.
5.672% due 04/15/2027 •		3,680	3,664
5.852% due 07/15/2031 •		3,694	3,649
5.854% due 09/07/2030 •		2,725	2,682
5.858% due 07/20/2030 •		3,185	3,150
5.908% due 01/20/2029 ~		1,322	1,310
5.938% due 04/20/2032 •		9,000	8,897
5.962% due 07/30/2032 •		14,700	14,408

Vibrant CLO Ltd.
5.913% due 06/20/2029 ~		5,202	5,151
5.928% due 07/20/2032 •		7,500	7,321

VMC Finance LLC
6.459% due 02/18/2039 •		16,275	15,798

Voya CLO Ltd.
5.742% due 04/17/2030 •		3,226	3,189
5.772% due 06/07/2030 •		1,432	1,418
5.792% due 10/15/2030 •		5,440	5,375
5.892% due 07/14/2031 •		2,477	2,445
6.002% due 10/15/2030 •		8,320	8,261

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •		1,806	1,788
5.718% due 04/20/2028 •		681	678
5.978% due 07/20/2032 •		7,700	7,538

Wells Fargo Home Equity Asset-Backed Securities Trust
7.245% due 12/25/2034 ~		1,460	1,424

Wind River CLO Ltd.
5.845% due 07/18/2031 •		1,942	1,908

Total Asset-Backed Securities (Cost $805,807)			763,929

SOVEREIGN ISSUES 9.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ		199	50
1.500% due 07/09/2035 þ		130	32
15.500% due 10/17/2026	ARS	21,780	13

Australia Government International Bond
3.000% due 09/20/2025 (d)	AUD	37,869	26,949

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	19,629	16,180

France Government International Bond
0.100% due 03/01/2026 (d)	EUR	24,654	26,927
0.100% due 07/25/2031 (d)		49,384	53,311
0.100% due 07/25/2038 (d)		32,774	33,387
0.250% due 07/25/2024 (d)		18,735	20,615
2.100% due 07/25/2023 (d)		45,418	50,327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (d)	EUR	17,734	$17,727
1.400% due 05/26/2025 (d)		102,195	110,143

Japan Government International Bond
0.005% due 03/10/2031 (d)	JPY	927,467	7,254
0.100% due 03/10/2028 (d)		6,156,142	47,965
0.100% due 03/10/2029 (d)		10,460,913	82,214

Mexico Government International Bond
4.500% due 11/22/2035 (d)	MXN	456,883	26,015

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	65,123	41,039
2.500% due 09/20/2035 (d)		4,805	3,066

Qatar Government International Bond
3.875% due 04/23/2023		$2,400	2,399

Total Sovereign Issues (Cost $629,199)			565,613

		SHARES
PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Banco Santander SA
5.250% due 09/29/2023 •(e)(f)		200,000	200

Bank of America Corp.
5.875% due 03/15/2028 •(e)		3,840,000	3,461

Total Preferred Securities (Cost $4,048)			3,661

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.9%

COMMERCIAL PAPER 0.9%

Amcor Flexibles North America, Inc.
5.000% due 04/11/2023		$650	649

BAT International Finance PLC
5.900% due 05/24/2023		650	645
5.900% due 05/25/2023		350	347
5.910% due 05/30/2023		500	495
6.000% due 05/19/2023		2,200	2,184

Conagra Brands, Inc.
5.450% due 04/06/2023		300	300
5.750% due 04/24/2023		250	249

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Brands, Inc.
5.260% due 04/04/2023	$1,500	$1,499
5.290% due 04/10/2023	450	449
5.290% due 04/12/2023	250	250
5.730% due 04/17/2023	400	399
5.900% due 04/20/2023	2,000	1,994

Crown Castle, Inc.
5.740% due 04/11/2023	1,400	1,398

Dominion Energy, Inc.
5.800% due 04/24/2023	1,250	1,246

Duke Energy Corp.
5.500% due 04/18/2023	1,700	1,696
5.800% due 04/20/2023	2,000	1,994

Enbridge (US), Inc.
4.980% due 04/05/2023	650	650

Enel Finance America LLC
6.000% due 04/24/2023	400	399
6.000% due 04/28/2023	400	398

Entergy Corp.
5.000% due 04/05/2023	750	749
5.000% due 04/06/2023	250	250

Global Payments, Inc.
5.900% due 04/28/2023	1,800	1,792
5.900% due 05/01/2023	950	945

Hitachi America Capital Ltd.
5.100% due 04/06/2023	850	849

International Flavors & Fragrances, Inc.
5.650% due 04/04/2023	1,000	999
5.950% due 04/20/2023	250	249
5.950% due 04/24/2023	300	299
6.000% due 04/13/2023	1,500	1,497
6.000% due 05/05/2023 (a)	1,000	995

Kellogg Co.
5.400% due 04/04/2023	300	300

Lowe’s Companies, Inc.
5.750% due 04/10/2023	1,200	1,198

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023	1,000	997

Mondelez International, Inc.
5.120% due 04/14/2023	6,000	5,988

NextEra Energy Capital Holdings, Inc.
5.600% due 05/08/2023	1,000	994

Quanta Services, Inc.
5.850% due 04/06/2023	400	400
6.050% due 04/18/2023	1,000	997

Republic Services, Inc.
5.750% due 04/17/2023	1,200	1,197

Sempra Energy
5.850% due 04/24/2023	1,400	1,395

Southern California Edison Co.
5.850% due 04/24/2023	2,200	2,192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transcanada Pipelines Ltd.
4.980% due 04/03/2023	$700	$700
4.980% due 04/06/2023	500	500

Tyson Foods, Inc.
5.500% due 04/12/2023	550	549

Walgreens Boots
5.180% due 04/03/2023	3,500	3,498
5.800% due 05/03/2023 (a)	4,000	3,980
5.900% due 04/24/2023	3,000	2,989
5.900% due 04/26/2023	1,300	1,295

		55,034

REPURCHASE AGREEMENTS (g) 2.1%
		128,349

U.S. TREASURY BILLS 6.9%
4.659% due 04/06/2023 - 05/25/2023 (b)(c)(j)(l)	420,181	418,136

Total Short-Term Instruments (Cost $601,522)		601,519

Total Investments in Securities (Cost $6,969,431)		6,530,257

	SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short-Term Floating NAV Portfolio III	2,515,125	$24,452

Total Short-Term Instruments (Cost $24,450)		24,452

Total Investments in Affiliates (Cost $24,450)		24,452

Total Investments 108.5% (Cost $6,993,881)		$6,554,709

Financial Derivative Instruments (i)(k) 3.2% (Cost or Premiums, net $(7,111))		191,941

Other Assets and Liabilities, net (11.7)%		(704,081)

Net Assets 100.0%		$6,042,569

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.790%	03/29/2023	04/05/2023	$67,195	U.S. Treasury Inflation Protected Securities 0.500% due 04/15/2024	$(67,101)	$67,195	$67,240
	4.820	03/29/2023	04/05/2023	29,678	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2024	(29,655)	29,678	29,698
DEU	4.850	03/30/2023	04/06/2023	16,919	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2024 - 07/15/2032	(16,913)	16,919	16,928
FICC	2.200	03/31/2023	04/03/2023	14,557	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(14,848)	14,557	14,558

Total Repurchase Agreements						$(128,517)	$128,349	$128,424

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.800%	03/17/2023	04/05/2023	$(835)	$(836)
STR	4.930	04/03/2023	04/04/2023	(205,555)	(205,555)
	5.010	03/31/2023	04/03/2023	(205,310)	(205,396)

Total Reverse Repurchase Agreements					$(411,787)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.0)%
Uniform Mortgage-Backed Security, TBA	3.500%	05/01/2053	$2,000	$(1,847)	$(1,860)
U.S. Treasury Obligations (1.9)%
U.S. Treasury Inflation Protected Securities	0.625	01/15/2024	41,858	(41,420)	(41,561)
U.S. Treasury Inflation Protected Securities	0.625	07/15/2032	5,252	(4,988)	(5,028)
U.S. Treasury Inflation Protected Securities	0.500	04/15/2024	68,065	(67,093)	(67,133)

Total U.S. Treasury Obligations				(113,501)	(113,722)

Total Short Sales (1.9)%				$(115,348)	$(115,582)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(836)	$0	$0	$(836)	$841	$5
BPS	96,938	0	0	0	96,938	(96,756)	182
DEU	16,928	0	0	0	16,928	(16,913)	15
FICC	14,558	0	0	0	14,558	(14,848)	(290)
STR	0	(410,951)	0	0	(410,951)	210,259	(200,692)

Master Securities Forward Transaction Agreement
BOM	0	0	0	(11,893)	(11,893)	0	(11,893)
DEU	0	0	0	(96,801)	(96,801)	0	(96,801)
NOM	0	0	0	(5,028)	(5,028)	0	(5,028)

Total Borrowings and Other Financing Transactions	$128,424	$(411,787)	$0	$(113,722)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(206,232)	$0	$0	$(206,232)

Total Borrowings	$0	$(206,232)	$0	$0	$(206,232)

Payable for reverse repurchase agreements(4)					$(206,232)

(h)	Securities with an aggregate market value of $211,100 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(1,135,122) at a weighted average interest rate of 1.519%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(205,555) is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT Corn July 2023 Futures	$600.000	06/23/2023	251	$1,255	$(251)	$(147)
Call - CMX Gold August 2023 Futures	1,830.000	07/26/2023	255	26	(2,182)	(4,717)
Put - CMX Gold June 2023 Futures	1,800.000	05/25/2023	33	3	(40)	(8)
Put - CMX Gold June 2023 Futures	1,850.000	05/25/2023	17	2	(39)	(10)
Put - CMX Gold June 2023 Futures	1,900.000	05/25/2023	121	12	(241)	(171)
Call - CMX Gold June 2023 Futures	2,100.000	05/25/2023	8	1	(16)	(14)
Put - LME Copper December 2023 Futures	7,000.000	12/06/2023	5	0	(21)	(17)
Put - LME Copper December 2023 Futures	7,500.000	12/06/2023	5	0	(34)	(28)
Call - LME Copper December 2023 Futures	10,500.000	12/06/2023	5	0	(42)	(38)
Call - LME Copper December 2023 Futures	11,000.000	12/06/2023	5	0	(30)	(28)
Call - NYMEX Crude August 2023 Futures	81.000	07/17/2023	24	24	(50)	(93)
Put - NYMEX Crude December 2023 Futures	60.000	11/15/2023	11	11	(58)	(42)
Put - NYMEX Crude December 2023 Futures	65.000	11/15/2023	5	5	(31)	(27)
Call - NYMEX Crude December 2023 Futures	85.000	11/15/2023	11	11	(38)	(49)
Call - NYMEX Crude December 2023 Futures	90.000	11/15/2023	5	5	(14)	(16)
Call - NYMEX Crude July 2023 Futures	79.000	06/14/2023	72	72	(144)	(271)
Call - NYMEX Crude July 2023 Futures	80.000	06/14/2023	96	96	(190)	(323)
Call - NYMEX Crude July 2023 Futures	83.000	06/14/2023	11	11	(24)	(26)
Call - NYMEX Crude June 2023 Futures	77.000	05/17/2023	16	16	(26)	(56)
Call - NYMEX Crude June 2023 Futures	78.000	05/17/2023	12	12	(20)	(37)
Call - NYMEX Crude June 2023 Futures	83.000	05/17/2023	13	13	(20)	(18)
Call - NYMEX Crude June 2023 Futures	85.000	05/17/2023	16	16	(25)	(16)
Call - NYMEX Crude June 2023 Futures	88.000	05/17/2023	4	4	(7)	(2)
Call - NYMEX Crude May 2023 Futures	75.000	04/17/2023	15	15	(20)	(40)
Call - NYMEX Crude May 2023 Futures	81.000	04/17/2023	34	34	(37)	(18)
Call - NYMEX Crude May 2023 Futures	83.000	04/17/2023	34	34	(38)	(10)
Call - NYMEX Crude May 2023 Futures	86.000	04/17/2023	25	25	(32)	(3)
Call - NYMEX Crude May 2023 Futures	87.000	04/17/2023	8	8	(14)	(1)
Call - NYMEX Crude May 2023 Futures	90.000	04/17/2023	12	12	(16)	(1)
Put - NYMEX Natural Gas June 2023 Futures	1.800	05/25/2023	60	600	(66)	(47)
Put - NYMEX Natural Gas June 2023 Futures	2.000	05/25/2023	44	440	(66)	(55)
Put - NYMEX Natural Gas June 2023 Futures	2.100	05/25/2023	48	480	(97)	(75)
Put - NYMEX Natural Gas June 2023 Futures	2.300	05/25/2023	50	500	(73)	(116)
Put - NYMEX Natural Gas June 2023 Futures	2.500	05/25/2023	50	500	(108)	(164)
Put - NYMEX Natural Gas May 2023 Futures	1.800	04/25/2023	12	120	(9)	(8)
Put - NYMEX Natural Gas May 2023 Futures	2.000	04/25/2023	55	550	(79)	(64)
Put - NYMEX Natural Gas May 2023 Futures	2.100	04/25/2023	55	550	(84)	(84)
Put - NYMEX Natural Gas May 2023 Futures	2.250	04/25/2023	50	500	(100)	(113)
Put - NYMEX Natural Gas May 2023 Futures	2.500	04/25/2023	28	280	(62)	(109)

					$(4,444)	$(7,062)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	152	$152	$(81)	$(15)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	82	82	(33)	(11)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	82	82	(53)	(17)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	152	152	(139)	(21)

					$(306)	$(64)

Total Written Options					$(4,750)	$(7,126)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	13	$29	$8	$0	$(3)
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	12	33	16	0	(3)
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	13	26	6	0	(3)
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	1	2	(4)	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	12	31	15	0	(3)
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	12	30	13	0	(3)
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	13	31	10	0	(3)
Brent Crude December Futures	10/2024	27	2,001	38	20	0
Brent Crude July Futures	05/2023	75	5,980	212	92	0
Brent Crude June Futures	04/2023	271	21,650	(1,050)	348	0
Brent Crude March Futures	01/2024	134	10,293	709	137	0
Brent Crude September Futures	07/2023	142	11,234	(142)	173	0
California Carbon Allowance December Futures	12/2023	3,108	96,566	6,154	280	0
Cocoa July Futures	07/2023	138	3,994	190	15	0
Cocoa September Futures	09/2023	97	2,790	139	14	0
Copper December Futures	12/2023	1	225	2	2	0
Copper July Futures	07/2023	60	6,154	65	4	0
Corn September Futures	09/2023	29	837	(12)	1	0
Euro-Bund June Futures	06/2023	1,239	182,528	6,621	833	(873)
Euro-Mill Wheat May Futures	05/2023	208	2,935	(268)	0	(68)
European Climate Exchange December Futures	12/2023	98	9,770	215	174	0
Gas Oil December Futures	12/2023	192	13,776	(282)	53	0
Gas Oil December Futures	12/2024	30	2,075	22	0	(2)
Gas Oil June Futures	06/2023	100	7,398	89	57	0
Gold 100 oz. August Futures	08/2023	107	21,444	2,631	0	(123)
Gold 100 oz. December Futures	12/2023	6	1,223	4	0	(8)
Gold 100 oz. June Futures	06/2023	109	21,650	(147)	0	(125)
Hard Red Winter Wheat September Futures	09/2023	25	1,073	9	5	0
Henry Hub Natural Gas April Futures	03/2024	19	153	(67)	4	0
Henry Hub Natural Gas August Futures	07/2024	19	169	(51)	4	0
Henry Hub Natural Gas December Futures	11/2024	19	210	(10)	4	0
Henry Hub Natural Gas February Futures	01/2024	19	181	(38)	5	0
Henry Hub Natural Gas January Futures	12/2023	19	186	(33)	5	0
Henry Hub Natural Gas July Futures	06/2024	19	167	(53)	4	0
Henry Hub Natural Gas June Futures	05/2024	19	160	(60)	4	0
Henry Hub Natural Gas March Futures	02/2024	19	166	(53)	5	0
Henry Hub Natural Gas May Futures	04/2024	19	153	(67)	4	0
Henry Hub Natural Gas November Futures	10/2024	19	188	(32)	4	0
Henry Hub Natural Gas October Futures	09/2023	7	50	(12)	0	0
Henry Hub Natural Gas October Futures	09/2024	19	170	(49)	4	0
Henry Hub Natural Gas September Futures	08/2024	19	167	(53)	4	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Iron Ore July Futures	07/2023	1,915	$23,516	$(91)	$0	$(35)
Live Cattle February Futures June Futures	06/2023	225	14,591	153	101	0
Low Sulphur Gasoil 1st Line vs Brent 1st Line August Futures	08/2023	9	174	(100)	0	(6)
Low Sulphur Gasoil 1st Line vs Brent 1st Line December Futures	12/2023	9	170	(104)	0	(7)
Low Sulphur Gasoil 1st Line vs Brent 1st Line July Futures	07/2023	9	173	(101)	0	(5)
Low Sulphur Gasoil 1st Line vs Brent 1st Line June Futures	06/2023	3	58	(35)	0	(2)
Low Sulphur Gasoil 1st Line vs Brent 1st Line May Futures	05/2023	3	60	(33)	0	(1)
Low Sulphur Gasoil 1st Line vs Brent 1st Line November Futures	11/2023	9	172	(103)	0	(6)
Low Sulphur Gasoil 1st Line vs Brent 1st Line October Futures	10/2023	9	175	(99)	0	(6)
Low Sulphur Gasoil 1st Line vs Brent 1st Line September Futures	09/2023	9	176	(98)	0	(6)
Natural Gas April Futures	03/2025	3	111	(6)	13	0
Natural Gas August Futures	07/2023	12	334	5	11	0
Natural Gas August Futures	07/2025	3	109	(12)	13	0
Natural Gas December Futures	11/2025	3	117	(4)	12	0
Natural Gas February Futures	01/2024	2	91	11	10	0
Natural Gas February Futures	01/2025	3	126	17	13	0
Natural Gas January Futures	12/2023	2	97	12	11	0
Natural Gas January Futures	12/2024	3	141	20	16	0
Natural Gas July Futures	06/2025	3	106	(15)	13	0
Natural Gas June Futures	05/2023	18	444	8	19	0
Natural Gas June Futures	05/2025	3	100	(17)	13	0
Natural Gas March Futures	02/2024	2	95	10	11	0
Natural Gas March Futures	02/2025	3	131	10	15	0
Natural Gas May Futures	04/2023	1,936	42,902	(3,123)	2,168	0
Natural Gas May Futures	04/2025	3	110	(11)	13	0
Natural Gas November Futures	10/2025	3	110	(7)	11	0
Natural Gas October Futures	09/2023	123	3,502	(1,747)	119	0
Natural Gas October Futures	09/2024	140	5,019	(904)	119	0
Natural Gas October Futures	09/2025	3	111	(10)	12	0
Natural Gas September Futures	08/2025	3	106	(11)	13	0
Rotterdam Coal April Futures	04/2023	6	846	31	24	0
Rotterdam Coal June Futures	06/2023	6	826	11	30	0
Rotterdam Coal May Futures	05/2023	6	828	13	28	0
Soybean July Futures	07/2023	250	18,444	67	356	0
Soybean Meal December Futures	12/2023	128	5,373	5	35	0
Soybean Meal July Futures	07/2023	738	34,044	(148)	472	0
Soybean November Futures	11/2023	94	6,203	(33)	76	0
Sugar No. 11 October Futures	09/2023	387	9,306	983	143	0
U.S. Treasury 5-Year Note June Futures	06/2023	11,517	1,261,201	25,727	2,609	0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	1,430	173,231	80	782	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	928	130,964	4,672	1,247	0
Wheat July Futures	07/2023	269	9,476	176	0	(1)
Wheat May Futures	05/2023	755	26,132	(2,063)	0	0
WTI Crude December Futures	11/2023	713	52,441	1,199	807	0
WTI Crude December Futures	11/2025	47	3,101	53	13	0
WTI Crude December Futures	11/2026	39	2,462	2	5	0
WTI Crude July Futures	06/2023	20	1,515	52	26	0
WTI Crude March Futures	02/2024	59	4,263	(69)	60	0
WTI Crude May Futures	04/2023	1	76	(4)	1	0
WTI Crude November Futures	10/2023	86	6,366	(210)	102	0
WTI Crude September Futures	08/2023	2	150	20	3	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2023	10	11	(6)	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Houston (Argus) vs. WTI Trade May Futures	04/2023	10	$9	$(8)	$0	$(1)
WTI-Brent April Futures	04/2023	10	(42)	9	0	0
WTI-Brent June Futures	06/2023	10	(38)	13	1	0
WTI-Brent May Futures	05/2023	10	(39)	12	0	0

				$38,884	$11,805	$(1,293)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2023	311	$(18,839)	$(581)	$0	$(579)
Arabica Coffee July Futures	07/2023	75	(4,773)	221	0	(20)
Arabica Coffee September Futures	09/2023	68	(4,295)	250	0	(18)
Australia Government 3-Year Bond June Futures	06/2023	371	(26,986)	(336)	59	(30)
Australia Government 10-Year Bond June Futures	06/2023	137	(11,254)	(366)	66	(52)
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	6	(6)	4	2	0
Brent Crude August Futures	06/2023	50	(3,973)	(75)	0	(62)
Brent Crude December Futures	10/2023	51	(3,973)	(375)	0	(57)
Brent Crude December Futures	10/2025	112	(7,972)	(268)	0	(45)
Brent Crude June Futures	04/2024	67	(5,081)	(356)	0	(60)
Call Options Strike @ EUR 44.000 on Natural Gas August 2023 Futures(1)	07/2023	4	(38)	(17)	0	(11)
Call Options Strike @ EUR 44.000 on Natural Gas July 2023 Futures(1)	06/2023	4	(34)	(13)	0	(10)
Call Options Strike @ EUR 44.000 on Natural Gas June 2023 Futures(1)	05/2023	4	(29)	(8)	0	(10)
Call Options Strike @ EUR 44.000 on Natural Gas May 2023 Futures(1)	04/2023	4	(23)	(2)	0	(11)
Call Options Strike @ EUR 44.000 on Natural Gas September 2023 Futures(1)	08/2023	4	(41)	(21)	0	(11)
Call Options Strike @ EUR 55.000 on Natural Gas May 2023 Futures(1)	04/2023	8	(20)	37	0	(10)
Call Options Strike @ EUR 58.000 on Natural Gas August 2023 Futures(1)	07/2023	16	(93)	93	0	(30)
Call Options Strike @ EUR 58.000 on Natural Gas July 2023 Futures(1)	06/2023	16	(75)	111	0	(26)
Call Options Strike @ EUR 58.000 on Natural Gas June 2023 Futures(1)	05/2023	16	(54)	126	0	(22)
Call Options Strike @ EUR 58.000 on Natural Gas May 2023 Futures(1)	04/2023	16	(33)	153	0	(18)
Call Options Strike @ EUR 58.000 on Natural Gas September 2023 Futures(1)	08/2023	16	(107)	73	0	(32)
Call Options Strike @ USD 80.000 on Brent Crude June 2023 Futures(1)	04/2023	4	(12)	(7)	0	(2)
Call Options Strike @ USD 83.000 on Brent Crude July 2023 Futures(1)	05/2023	16	(49)	(20)	0	(7)
Call Options Strike @ USD 84.000 on Brent Crude July 2023 Futures(1)	05/2023	92	(249)	(78)	0	(35)
Call Options Strike @ USD 88.000 on Brent Crude July 2023 Futures(1)	05/2023	26	(40)	10	0	(6)
Call Options Strike @ USD 90.000 on Brent Crude December 2023 Futures(1)	10/2023	11	(48)	(8)	0	(3)
Call Options Strike @ USD 90.000 on Brent Crude June 2023 Futures(1)	04/2023	25	(9)	30	0	(2)
Call Options Strike @ USD 91.000 on Brent Crude June 2023 Futures(1)	04/2023	11	(3)	17	0	(1)

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ USD 95.000 on Brent Crude December 2023 Futures(1)	10/2023	5	$(16)	$(2)	$0	$(1)
Corn December Futures	12/2023	64	(1,813)	(33)	2	0
Corn July Futures	07/2023	1,582	(50,308)	(1,448)	0	(694)
Corn May Futures	05/2023	428	(14,135)	(206)	0	(235)
Cotton No. 2 December Futures	12/2023	166	(6,924)	(10)	38	0
Euro-Bobl June Futures	06/2023	1,217	(155,582)	(3,336)	633	(396)
Euro-BTP Italy Government Bond June Futures	06/2023	910	(103,989)	(1,121)	286	(148)
Euro-BTP June Futures	06/2023	1,466	(183,392)	(6,326)	1,002	(1,256)
Euro-Buxl 30-Year Bond June Futures	06/2023	732	(111,822)	(6,315)	540	(873)
Euro-Oat June Futures	06/2023	988	(139,540)	(4,421)	654	(707)
Euro-Schatz June Futures	06/2023	11,202	(1,284,043)	(11,009)	2,673	(547)
European Climate Exchange December Futures	12/2024	2	(209)	(6)	0	(4)
Gas Oil July Futures	07/2023	50	(3,673)	(54)	0	(26)
Gas Oil June Futures	06/2024	50	(3,501)	(33)	0	(1)
Gas Oil March Futures	03/2024	86	(6,097)	144	0	(11)
Gas Oil May Futures	05/2023	50	(3,759)	(18)	0	(31)
Gas Oil September Futures	09/2023	97	(7,079)	117	0	(39)
Globex Natural Gas June Futures	05/2023	70	(1,726)	89	0	(75)
Globex Natural Gas May Futures	04/2023	81	(1,795)	180	0	(91)
Hard Red Winter Wheat July Futures	07/2023	157	(6,765)	(380)	0	(29)
Henry Hub Natural Gas April Futures	03/2025	23	(220)	34	0	(4)
Henry Hub Natural Gas August Futures	07/2025	23	(236)	17	0	(4)
Henry Hub Natural Gas December Futures	11/2025	23	(279)	(25)	0	(4)
Henry Hub Natural Gas February Futures	01/2025	23	(263)	(10)	0	(5)
Henry Hub Natural Gas January Futures	12/2024	23	(271)	(17)	0	(5)
Henry Hub Natural Gas July Futures	06/2025	23	(234)	19	0	(4)
Henry Hub Natural Gas June Futures	05/2025	23	(227)	26	0	(3)
Henry Hub Natural Gas March Futures	02/2025	23	(243)	10	0	(5)
Henry Hub Natural Gas May Futures	04/2025	23	(219)	35	0	(3)
Henry Hub Natural Gas November Futures	10/2025	23	(258)	(4)	0	(4)
Henry Hub Natural Gas October Futures	09/2023	7	(50)	41	0	0
Henry Hub Natural Gas October Futures	09/2025	23	(239)	15	0	(4)
Henry Hub Natural Gas September Futures	08/2025	23	(235)	19	0	(4)
Japan Government 10-Year Bond June Futures	06/2023	538	(600,177)	(9,338)	2,026	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini August Futures	08/2023	9	(195)	95	6	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini December Futures	12/2023	9	(190)	101	7	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini July Futures	07/2023	9	(196)	94	5	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini June Futures	06/2023	3	(66)	32	1	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini May Futures	05/2023	3	(67)	31	1	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini November Futures	11/2023	9	(191)	99	7	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini October Futures	10/2023	9	(195)	96	6	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini September Futures	09/2023	9	(195)	95	6	0
Lead July Futures	07/2023	118	(6,225)	(25)	15	(40)
Lean Hogs June Futures	06/2023	318	(11,655)	1,289	0	(3)
Natural Gas December Futures	11/2023	121	(4,501)	352	0	(125)
Natural Gas January Futures	12/2023	2	(78)	19	0	(2)
Natural Gas January Futures	12/2024	140	(6,588)	614	0	(126)
Natural Gas July Futures	06/2023	1,328	(36,281)	(415)	0	(1,235)
Natural Gas June Futures	05/2023	156	(5,870)	(627)	0	(637)
Natural Gas June Futures	05/2023	95	(4,198)	(436)	0	(426)
Natural Gas May Futures	04/2023	6	(232)	(31)	0	(25)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas September Futures	08/2023	123	$(3,383)	$283	$0	$(116)
New York Harbor ULSD June Futures	05/2023	3	(323)	25	0	(7)
New York Harbor ULSD September Futures	08/2023	14	(1,498)	(5)	0	(28)
Newcastle Coal April Futures	04/2023	6	(1,158)	930	0	(33)
Newcastle Coal August Futures	08/2023	4	(851)	242	0	(44)
Newcastle Coal July Futures	07/2023	4	(833)	261	0	(28)
Newcastle Coal June Futures	06/2023	6	(1,234)	854	0	(34)
Newcastle Coal May Futures	05/2023	6	(1,197)	891	0	(25)
Newcastle Coal September Futures	09/2023	4	(864)	229	0	(44)
Nickel July Futures	07/2023	34	(4,878)	(101)	20	(120)
Palladium June Futures	06/2023	32	(4,698)	526	0	(14)
Plantinum July Futures	07/2023	43	(2,157)	(112)	0	(13)
Put Options Strike @ EUR 44.000 on Natural Gas August 2023 Futures(1)	07/2023	4	(22)	(2)	7	0
Put Options Strike @ EUR 44.000 on Natural Gas July 2023 Futures(1)	06/2023	4	(19)	1	7	0
Put Options Strike @ EUR 44.000 on Natural Gas June 2023 Futures(1)	05/2023	4	(16)	4	6	0
Put Options Strike @ EUR 44.000 on Natural Gas May 2023 Futures(1)	04/2023	4	(11)	9	6	0
Put Options Strike @ EUR 44.000 on Natural Gas September 2023 Futures(1)	08/2023	4	(23)	(4)	7	0
Put Options Strike @ EUR 58.000 on Natural Gas August 2023 Futures(1)	07/2023	16	(210)	(17)	41	0
Put Options Strike @ EUR 58.000 on Natural Gas July 2023 Futures(1)	06/2023	16	(198)	(5)	43	0
Put Options Strike @ EUR 58.000 on Natural Gas June 2023 Futures(1)	05/2023	16	(177)	10	43	0
Put Options Strike @ EUR 58.000 on Natural Gas May 2023 Futures(1)	04/2023	16	(164)	29	49	0
Put Options Strike @ EUR 58.000 on Natural Gas September 2023 Futures(1)	08/2023	16	(208)	(21)	39	0
Put Options Strike @ USD 65.000 on Brent Crude December 2023 Futures(1)	10/2023	11	(43)	14	3	0
Put Options Strike @ USD 70.000 on Brent Crude December 2023 Futures(1)	10/2023	5	(28)	4	2	0
RBOB Gasoline June Futures	05/2023	17	(1,876)	(7)	0	(31)
RBOB Gasoline September Futures	08/2023	6	(620)	(37)	0	(9)
Rotterdam Coal August Futures	08/2023	1	(139)	9	0	(4)
Rotterdam Coal July Futures	07/2023	1	(138)	10	0	(6)
Rotterdam Coal September Futures	09/2023	1	(140)	8	0	(4)
Silver July Futures	07/2023	17	(2,070)	(204)	0	(14)
Soybean Oil December Futures	12/2023	168	(5,443)	311	0	(77)
Soybean Oil July Futures	07/2023	90	(3,003)	68	0	(57)
U.S. Treasury 2-Year Note June Futures	06/2023	5,184	(1,070,253)	(6,319)	0	(729)
U.S. Treasury 10-Year Note June Futures	06/2023	5,431	(624,141)	(16,621)	0	(1,867)
U.S. Treasury Long-Term Bond June Futures	06/2023	3,978	(521,740)	(22,112)	0	(3,978)
Wheat September Futures	09/2023	198	(7,096)	482	0	0
WTI Crude April Futures	03/2024	45	(3,235)	41	0	(44)
WTI Crude August Futures	07/2023	36	(2,716)	26	0	(47)
WTI Crude December Futures	11/2023	80	(5,884)	(16)	0	(91)
WTI Crude December Futures	11/2024	191	(13,244)	(251)	0	(117)
WTI Crude July Futures	06/2023	7	(530)	(5)	0	(5)
WTI Crude June Futures	05/2023	233	(17,661)	(783)	0	(301)
WTI Crude June Futures	05/2024	103	(7,337)	(536)	0	(93)
WTI Crude September Futures	08/2023	253	(18,975)	307	0	(321)
Zinc July Futures	07/2023	51	(3,724)	(25)	9	(34)

				$(84,998)	$8,317	$(17,337)

Total Futures Contracts				$(46,114)	$20,122	$(18,630)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.267%	$2,400	$(133)	$146	$13	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	09/20/2027	JPY	2,495,000	$(45)	$74	$29	$16	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		568,470	(11)	25	14	4	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034	$	198,900	(1,540)	2,573	1,033	1,126	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		88,500	1,835	(2,309)	(474)	0	(1,112)
Pay	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	97,200	0	(3,072)	(3,072)	0	(62)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	29,700	91	878	969	79	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	$	12,400	604	238	842	0	(29)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		900	58	18	76	0	(2)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028		50,400	0	3,450	3,450	0	(163)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		27,000	0	1,840	1,840	0	(88)
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		10,400	0	(2,323)	(2,323)	112	0
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		5,500	0	(1,318)	(1,318)	58	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	3,800	(13)	(150)	(163)	0	(7)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		11,500	(56)	(1,106)	(1,162)	0	(32)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		21,700	(118)	(2,136)	(2,254)	0	(62)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		14,800	(112)	(1,447)	(1,559)	0	(45)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		25,200	(92)	(2,107)	(2,199)	0	(78)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		11,200	(42)	(935)	(977)	0	(35)
Pay(6)	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032		39,900	0	(280)	(280)	0	(19)
Pay(6)	6-Month EUR-EURIBOR	2.915	Annual	08/15/2032		29,400	0	(114)	(114)	0	(14)
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/04/2032		52,700	(531)	(14,012)	(14,543)	6	0
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/08/2032		52,400	(1,066)	(13,412)	(14,478)	4	0
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		13,000	(290)	(237)	(527)	2	0
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		67,300	(477)	782	305	30	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		8,600	532	3,931	4,463	0	(9)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		8,950	6	4,628	4,634	0	(10)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		17,500	1,090	7,967	9,057	0	(19)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		28,200	248	(390)	(142)	0	(27)
Receive	CPTFEMU	3.000	Maturity	05/15/2027		14,300	7	489	496	35	0
Receive	CPTFEMU	3.130	Maturity	05/15/2027		12,300	0	339	339	31	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030		12,400	137	434	571	46	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		32,100	(232)	(6,957)	(7,189)	0	(111)
Receive	CPTFEMU	2.600	Maturity	05/15/2032		19,100	97	786	883	91	0
Receive	CPTFEMU	2.570	Maturity	06/15/2032		45,400	0	1,501	1,501	198	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032		12,300	(120)	330	210	54	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032		9,900	0	422	422	40	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,200	(7)	939	932	36	0
Pay	CPTFEMU	2.488	Maturity	05/15/2037		23,120	27	(1,477)	(1,450)	0	(127)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		2,020	7	(560)	(553)	0	(15)
Pay	CPTFEMU	2.580	Maturity	03/15/2052		4,100	2	(433)	(431)	0	(44)
Pay	CPTFEMU	2.590	Maturity	03/15/2052		11,000	(196)	(923)	(1,119)	0	(117)
Pay	CPTFEMU	2.550	Maturity	04/15/2052		3,000	4	(308)	(304)	0	(35)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPTFEMU	2.421%	Maturity	05/15/2052	EUR	3,330	$0	$(460)	$(460)	$0	$(38)
Pay	CPTFEMU	2.590	Maturity	12/15/2052		9,000	0	(288)	(288)	0	(97)
Receive	CPURNSA	2.263	Maturity	04/27/2023	$	13,380	(4)	1,199	1,195	0	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		10,270	0	927	927	0	(1)
Receive	CPURNSA	2.281	Maturity	05/10/2023		15,760	0	1,408	1,408	0	(2)
Receive	CPURNSA	2.419	Maturity	03/05/2026		8,100	0	777	777	0	0
Receive	CPURNSA	2.768	Maturity	05/13/2026		24,600	0	1,851	1,851	6	0
Receive	CPURNSA	2.813	Maturity	05/14/2026		9,800	0	715	715	2	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		9,590	2	741	743	4	0
Receive	CPURNSA	2.690	Maturity	06/01/2026		10,400	0	805	805	3	0
Receive	CPURNSA	1.794	Maturity	08/24/2027		90,200	0	13,607	13,607	9	0
Receive	CPURNSA	1.798	Maturity	08/25/2027		21,700	0	3,265	3,265	2	0
Receive	CPURNSA	1.890	Maturity	08/27/2027		40,100	0	5,774	5,774	4	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		32,120	70	(3,141)	(3,071)	18	0
Pay	CPURNSA	2.352	Maturity	05/09/2028		10,270	0	(954)	(954)	0	(3)
Pay	CPURNSA	2.360	Maturity	05/09/2028		15,460	0	(1,423)	(1,423)	0	(4)
Pay	CPURNSA	2.364	Maturity	05/10/2028		15,760	0	(1,446)	(1,446)	0	(4)
Pay	CPURNSA	2.165	Maturity	04/16/2029		14,300	0	(1,731)	(1,731)	0	(6)
Pay	CPURNSA	1.954	Maturity	06/03/2029		32,350	0	(4,534)	(4,534)	0	(22)
Pay	CPURNSA	1.998	Maturity	07/25/2029		95,800	21	(12,841)	(12,820)	0	(19)
Receive	CPURNSA	2.311	Maturity	02/24/2031		34,100	0	3,901	3,901	0	(10)
Receive	FRCPXTOB	1.030	Maturity	03/15/2024	EUR	10,510	(3)	1,012	1,009	0	(9)
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		8,760	0	(1,032)	(1,032)	0	(10)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		5,600	16	(1,046)	(1,030)	0	(24)

							$(101)	$(17,276)	$(17,377)	$2,016	$(2,511)

Total Swap Agreements							$(234)	$(17,130)	$(17,364)	$2,016	$(2,511)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$20,126	$2,016	$22,142	$(7,126)	$(18,803)	$(2,511)	$(28,440)

(j)

Securities with an aggregate market value of $111,792 and cash of $33,686 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $4 and liability of $(173) for closed futures is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2023		NZD	1,662	$		1,024	$0	$(16)
	04/2023	$		7,640		AUD	11,489	40	0
	04/2023			998		NZD	1,600	3	0
	05/2023		AUD	11,489	$		7,648	0	(40)
	05/2023		NZD	1,600			998	0	(3)
BOA	04/2023		AUD	415			278	1	0
	04/2023		DKK	664,686			94,783	0	(1,978)
	04/2023		EUR	9,289			9,825	0	(249)
	04/2023	$		163		EUR	154	4	0
	04/2023			15,487		NZD	24,907	87	0
	05/2023		NZD	24,907	$		15,487	0	(88)
	05/2023		PEN	10,104			2,635	0	(44)
	05/2023	$		2,916		EUR	2,718	39	0
	06/2023		TWD	617	$		20	0	0
BPS	04/2023		DKK	475			68	0	(1)
	04/2023		EUR	895			955	0	(15)
	04/2023		SGD	144			109	1	0
	04/2023	$		92,527		DKK	637,289	246	0
	04/2023			4,169		EUR	3,833	0	(12)
	04/2023			1,589		JPY	210,400	0	(4)
	04/2023			36		KRW	47,394	0	0
	05/2023		AUD	3,392	$		2,267	0	(2)
	05/2023		DKK	608,755			88,595	0	(186)
	05/2023	$		3,107		EUR	2,853	0	(8)
	06/2023		KRW	47,188	$		36	0	0
	06/2023		TWD	3,261			107	0	0
BRC	04/2023	$		327		GBP	270	6	0
	05/2023		DKK	329,068	$		48,129	138	0
BSH	04/2023	$		170		PEN	644	1	0
CBK	04/2023		AUD	1,071	$		718	2	0
	04/2023		DKK	725,744			103,154	0	(2,495)
	04/2023		GBP	727			877	0	(20)
	04/2023	$		61,719		DKK	423,487	0	(71)
	04/2023			17,982		EUR	16,800	238	0
	04/2023			367		PEN	1,411	8	0
	05/2023		DKK	422,694	$		61,719	73	0
	05/2023		EUR	2,718			2,893	0	(61)
	05/2023	$		2,376		DKK	16,250	0	(6)
	06/2023			7,701		MXN	144,122	177	0
	06/2023			120		PEN	467	3	0
CLY	04/2023		NZD	4,374	$		2,692	0	(43)
DUB	04/2023		AUD	14,261			9,609	77	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023	$		3,992		AUD	6,003	$21	$0
	04/2023			568,129		EUR	524,976	1,207	0
	04/2023			119,026		JPY	15,601,989	0	(1,520)
	05/2023		AUD	6,003	$		3,996	0	(21)
	05/2023		EUR	524,976			569,041	0	(1,189)
	05/2023		JPY	15,539,202			119,026	1,519	0
JPM	04/2023		EUR	162,130			174,610	0	(1,220)
MBC	04/2023			56,624			60,584	0	(825)
	04/2023		ILS	186			54	3	0
	04/2023		JPY	1,673,580			12,495	0	(110)
	04/2023	$		19,419		EUR	17,999	108	(7)
MYI	04/2023		AUD	8,734	$		5,872	34	0
	04/2023		EUR	5,402			5,867	8	0
	04/2023		GBP	125			150	0	(4)
	04/2023		KRW	97,195			78	4	0
	04/2023		NZD	61,247			37,702	0	(595)
	04/2023	$		4,002		AUD	5,996	6	0
	05/2023		AUD	5,996	$		4,006	0	(6)
	05/2023	$		5,876		EUR	5,402	0	(8)
NGF	04/2023		JPY	12,579,036	$		93,507	0	(1,232)
RBC	04/2023	$		19,526		GBP	15,857	35	0
	05/2023		GBP	15,429	$		19,024	0	(20)
	05/2023		MXN	577,774			30,522	0	(1,287)
	06/2023	$		177		MXN	3,331	5	0
	07/2023		MXN	596	$		31	0	(2)
SCX	04/2023		KRW	188,021			152	8	0
	04/2023	$		317		EUR	297	5	0
	04/2023			2,685		NZD	4,308	8	0
	05/2023		NZD	4,308	$		2,686	0	(8)
	05/2023	$		7,517		EUR	6,908	0	(14)
	06/2023		TWD	5,597	$		184	0	(1)
TOR	04/2023		CAD	22,118			16,305	0	(62)
	04/2023		GBP	15,429			18,558	0	(476)
	04/2023		JPY	1,541,919			11,359	0	(254)
	04/2023	$		4,309		AUD	6,489	28	0
	04/2023			5,596		CAD	7,583	15	0
	04/2023			4,189		GBP	3,483	107	0
	04/2023			22,085		NZD	35,684	228	0
	05/2023		AUD	6,489	$		4,314	0	(28)
	05/2023		CAD	7,580			5,596	0	(15)
	05/2023		NZD	35,684			22,085	0	(229)
UAG	04/2023		AUD	15,649			10,628	167	0
	04/2023		EUR	322,811			342,735	0	(7,354)
	04/2023	$		4,504		AUD	6,760	14	0
	04/2023			10,699		CAD	14,546	64	0
	04/2023			500		GBP	414	11	0
	05/2023		AUD	6,760	$		4,509	0	(14)
	05/2023		CAD	14,541			10,699	0	(64)
	05/2023		NOK	2,095			207	7	0
	05/2023	$		4,633		GBP	3,743	0	(13)

Total Forward Foreign Currency Contracts								$4,756	$(21,920)

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237%	11/17/2023	20,100	$1,248	$3,642
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	99,300	1,060	16
NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	283,700	3,404	275
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	41,300	2,594	7,146

Total Purchased Options							$8,306	$11,079

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	$(1,429)	$(1,759)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	0

						$(1,608)	$(1,759)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340%	11/17/2023	98,800	$(1,245)	$(4,987)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	55,200	(1,090)	(12)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	16,500	(194)	(26)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	16,500	(228)	(195)
NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	201,300	(2,657)	(10,495)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	156,400	(3,410)	(232)

							$(8,824)	$(15,947)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC GOLDLNPM Index	2,500.000	01/24/2024	2	$(72)	$(65)
JPM	Call - OTC GOLDLNPM Index	2,000.000	10/19/2023	32	(1,518)	(3,411)
	Call - OTC GOLDLNPM Index	2,500.000	01/04/2024	6	(177)	(177)

					$(1,767)	$(3,653)

Total Written Options					$(12,199)	$(21,359)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	EURMARG3 1Q23	$15.210	Maturity	06/30/2023	14,610	$(55)	$33	$0	$(22)
	Pay	EURMARG3 1Q23	15.072	Maturity	12/31/2023	34,200	0	116	116	0
	Receive	GASOILCO 1Q24	20.800	Maturity	03/31/2024	9,000	0	(12)	0	(12)
	Receive	GASOILCO 2Q23	25.805	Maturity	06/30/2023	6,000	18	(46)	0	(28)
	Receive	GASOILCO 3Q23	24.250	Maturity	09/30/2023	2,100	0	(9)	0	(9)
	Pay	GASOILCO J23	26.911	Maturity	04/30/2023	10,000	0	46	46	0
	Pay	GASOILCO K23	25.250	Maturity	05/31/2023	1,000	0	4	4	0
	Receive	GOLDLNPM	2,027.000	Maturity	01/24/2024	251	0	5	5	0
	Pay	JETCO 1Q23	23.700	Maturity	03/31/2024	9,000	0	14	14	0
	Pay	JETCO 2Q23	29.000	Maturity	06/30/2023	6,000	(20)	57	37	0
	Pay	JETCO 3Q23	26.600	Maturity	09/30/2023	2,100	0	9	9	0
	Receive	JETCO J23	27.500	Maturity	04/30/2023	10,000	0	(46)	0	(46)
	Receive	JETCO K23	26.500	Maturity	05/31/2023	1,000	0	(3)	0	(3)
GST	Receive	EURMARGIN CAL23	7.940	Maturity	12/31/2023	15,300	0	91	91	0
	Receive	GASOILCO 2Q23	34.180	Maturity	06/30/2023	24,000	(121)	(190)	0	(311)
	Receive	GASOILCO 3Q23	32.650	Maturity	09/30/2023	6,000	0	(74)	0	(74)
	Receive	GASOILCO 4Q23	31.470	Maturity	12/31/2023	6,000	0	(67)	0	(67)
	Pay	JETCO 2Q23	33.860	Maturity	06/30/2023	24,000	34	228	262	0
	Pay	JETCO 3Q23	33.020	Maturity	09/30/2023	6,000	0	63	63	0
	Pay	JETCO 4Q23	32.120	Maturity	12/31/2023	6,000	0	59	59	0
JPM	Pay	EURMARG3 1Q23	15.240	Maturity	06/30/2023	3,840	0	(6)	0	(6)
	Receive	EURMARGIN CAL23	8.030	Maturity	12/31/2023	20,700	2	119	121	0
	Receive	GOLDLNPM	1,712.000	Maturity	10/19/2023	7,000	0	2,119	2,119	0
	Receive	GOLDLNPM	1,946.500	Maturity	01/04/2024	900	0	84	84	0
MYC	Receive	EURMARG3 2Q23	11.620	Maturity	12/31/2023	6,816	0	0	0	0
	Receive	EURMARGIN CAL23	8.000	Maturity	12/31/2023	13,500	0	80	80	0

							$(142)	$2,674	$3,110	$(578)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	EMSMF Index «	N/A	2.230%	Maturity	12/18/2023	EUR	42,857	$0	$449	$449	$0
	Receive	EMSMF Index «	N/A	2.245%	Maturity	12/18/2023		21,428	0	239	239	0
	Receive	EMSMF Index «	N/A	2.550%	Quarterly	12/18/2023		21,429	0	270	270	0
	Receive	EMSMF Index «	N/A	2.572%	Maturity	12/18/2023		21,429	0	270	270	0
	Receive	EMSMF Index «	N/A	2.875%	Quarterly	12/18/2023		21,429	0	252	252	0
	Receive	BCOMF1NTC Index	159,133	0.120%	Monthly	02/15/2024		$20,647	0	17	17	0
	Receive	BCOMF1TC Index(5)	6,701,094	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		662,496	0	22,183	22,183	0
	Receive	BCOMTR Index	2,866,237	4.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		644,427	0	21,207	21,207	0
	Receive	BCOMTR1 Index	259,853	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		22,465	351	420	771	0
CBK	Receive	CIXBSTR3 Index(6)	692,892	4.825% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		172,352	0	5,659	5,659	0

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CIB	Receive	PIMCODB Index(7)	1,060,209	0.000%	Monthly	02/15/2024	$193,773	$0	$7,421	$7,421	$0
FBF	Receive	BCOMTR Index	922,816	4.775% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	207,480	0	6,764	6,764	0
GST	Receive	BCOMF1TC Index(8)	705,857	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	258,556	0	8,658	8,658	0
	Receive	BCOMTR1 Index(9)	708,061	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	177,734	0	5,790	5,790	0
	Receive	BCOMTR2 Index(10)	572,917	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	131,689	0	4,303	4,303	0
	Receive	BCOMF1TC Index(11)	705,858	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/16/2032	258,556	0	8,658	8,658	0
	Receive	BCOMTR Index	1,709,269	4.805% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/16/2032	384,302	0	12,522	12,522	0
	Receive	BCOMTR1 Index(12)	708,060	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/16/2032	177,734	0	5,790	5,790	0
	Receive	BCOMTR2 Index(13)	572,918	4.815% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/16/2032	131,689	0	4,303	4,303	0
	Receive	CMDSKEWLS Index	124,170	0.250%	Monthly	08/16/2032	34,791	0	101	101	0
JPM	Receive	EMSMF Index «	N/A	0.900%	Maturity	12/28/2023	171,459	0	3,922	3,922	0
	Receive	JMABNIU5 Index	5,678	0.000%	Monthly	02/15/2024	996	0	42	42	0
	Pay	BCOMTR Index	3,161,796	4.805% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/15/2024	710,879	0	(23,163)	0	(23,163)
	Pay	JMABNIC5 Index(14)	382,599	0.000%	Monthly	08/15/2024	67,248	0	(2,806)	0	(2,806)
	Receive	BCOMTR Index	4,818,745	4.805% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/15/2025	1,083,418	0	35,302	35,302	0
	Receive	JMABNIC5 Index(15)	1,251,970	0.000%	Monthly	08/15/2025	220,054	0	9,182	9,182	0
MAC	Receive	BCOMTR1 Index(16)	1,215,042	4.805% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/15/2024	136,297	0	4,441	4,441	0
	Receive	BCOMTR2 Index(17)	1,791,034	4.805% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/15/2024	217,758	0	7,122	7,122	0
	Receive	PIMCODB Index(18)	1,411,791	0.000%	Monthly	08/15/2024	250,007	0	9,167	9,167	0
MEI	Receive	BCOMTR Index	868,890	4.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	195,356	0	6,367	6,367	0
	Receive	BCOMTR1 Index(19)	1,283,780	4.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	239,765	1,557	6,179	7,736	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	BCOMTR2 Index(20)	658,442	4.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$112,403	$0	$3,623	$3,623	$0
MYC	Receive	BCOMTR Index	132,185	4.785% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/30/2024	29,720	0	969	969	0
	Receive	BCOMTR1 Index(21)	193,729	4.825% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/30/2024	128,006	0	4,170	4,170	0
RBC	Receive	RBCAEC0T Index(22)	838,405	4.775% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	12/29/2023	64,048	0	1,991	1,991	0
	Receive	RBCAECR1 Index	303,641	4.785% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	12/29/2023	32,990	0	1,058	1,058	0
	Receive	RBCAECT0 Index	4,309,621	4.775% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	12/29/2023	323,101	0	10,043	10,043	0
SOG	Receive	BCOMTR Index	388,199	4.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	87,280	0	2,844	2,844	0
UAG	Receive	BCOMTR Index	300,310	4.805% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	67,520	0	2,200	2,200	0

								$1,908	$197,929	$225,806	$(25,969)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.760% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/14/2023	$150,000	$0	$2,352	$2,352	$0
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.740% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/05/2023	48,100	0	803	803	0
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.770% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/21/2023	2,075,000	0	14,053	14,053	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/06/2023	100,000	0	1,437	1,437	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.970% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/23/2024	70,000	0	1,404	1,404	0

								$0	$20,049	$20,049	$0

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Pay	Copper June Futures(3)	9.151%	Maturity	09/06/2023	$580	$0	$16	$16	$0
	Pay	Copper June Futures(3)	9.641	Maturity	09/06/2023	469	0	16	16	0
GST	Pay	CMX Copper July Futures(3)	9.610	Maturity	05/25/2023	6,189	0	237	237	0
	Pay	Copper June Futures(3)	9.456	Maturity	06/07/2023	947	0	41	41	0
	Pay	GOLDLNPM Index(3)	4.162	Maturity	01/30/2024	1,396	0	4	4	0
	Pay	SLVRLND Index(3)	31.750	Maturity	06/16/2023	57	0	3	3	0
JPM	Pay	GOLDLNPM Index(3)	4.580	Maturity	06/29/2023	58,500	0	952	952	0
	Pay	GOLDLNPM Index(3)	4.709	Maturity	07/12/2023	57,930	0	923	923	0
	Pay	GOLDLNPM Index(3)	6.970	Maturity	08/02/2024	601	0	17	17	0
	Pay	GOLDLNPM Index(3)	6.325	Maturity	04/10/2026	66,938	0	1,056	1,056	0

							$0	$3,265	$3,265	$0

Total Swap Agreements							$1,766	$223,917	$252,230	$(26,547)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
AZD	$43	$0	$0	$43	$(59)	$0	$0	$(59)	$(16)	$0	$(16)
BOA	131	0	0	131	(2,359)	0	0	(2,359)	(2,228)	2,932	704
BPS	247	0	48,241	48,488	(228)	(65)	(120)	(413)	48,075	(32,980)	15,095
BRC	144	0	0	144	0	0	0	0	144	0	144
BSH	1	0	0	1	0	0	0	0	1	0	1
CBK	501	0	5,691	6,192	(2,653)	0	0	(2,653)	3,539	(937)	2,602
CIB	0	0	7,421	7,421	0	0	0	0	7,421	(5,380)	2,041
CLY	0	0	0	0	(43)	0	0	(43)	(43)	0	(43)
DUB	2,824	3,642	0	6,466	(2,730)	(4,987)	0	(7,717)	(1,251)	1,401	150
FBF	0	0	6,764	6,764	0	0	0	0	6,764	(4,550)	2,214
GLM	0	16	803	819	0	(1,992)	0	(1,992)	(1,173)	1	(1,172)
GST	0	0	50,885	50,885	0	0	(452)	(452)	50,433	(34,000)	16,433
JPM	0	0	53,720	53,720	(1,220)	(3,588)	(25,975)	(30,783)	22,937	(15,593)	7,344
MAC	0	0	20,730	20,730	0	0	0	0	20,730	(14,370)	6,360
MBC	111	0	0	111	(942)	0	0	(942)	(831)	1,100	269
MEI	0	0	17,726	17,726	0	0	0	0	17,726	(10,683)	7,043
MYC	0	0	22,113	22,113	0	0	0	0	22,113	(18,244)	3,869
MYI	52	0	0	52	(613)	0	0	(613)	(561)	631	70
NGF	0	7,421	0	7,421	(1,232)	(10,727)	0	(11,959)	(4,538)	5,092	554
RBC	40	0	13,092	13,132	(1,309)	0	0	(1,309)	11,823	(7,162)	4,661
SCX	21	0	0	21	(23)	0	0	(23)	(2)	0	(2)
SOG	0	0	2,844	2,844	0	0	0	0	2,844	(1,890)	954
TOR	378	0	0	378	(1,064)	0	0	(1,064)	(686)	659	(27)
UAG	263	0	2,200	2,463	(7,445)	0	0	(7,445)	(4,982)	8,516	3,534

Total Over the Counter	$4,756	$11,079	$252,230	$268,065	$(21,920)	$(21,359)	$(26,547)	$(69,826)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(l)

Securities with an aggregate market value of $25,781 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)	Variance Swap
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2023 Futures	4.3%	$28,817
Arabica Coffee July 2023 Futures	3.1	20,401
Brent Crude July 2023 Futures	7.4	48,843
Copper July 2023 Futures	5.5	36,523
Corn July 2023 Futures	5.4	35,701
Cotton No. 02 July 2023 Futures	1.5	10,068
Gas Oil July 2023 Futures	2.4	15,871
Gold 100 oz. June 2023 Futures	15.9	105,067
Hard Red Winter Wheat July 2023 Futures	1.8	12,099
Lead July 2023 Futures	0.9	5,961
Lean Hogs June 2023 Futures	2.0	13,249
Live Cattle June 2023 Futures	3.4	22,853
New York Harbor ULSD July 2023 Futures	1.8	12,217

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel July 2023 Futures	2.4%	$15,781
NYMEX - Natural Gas July 2023 Futures	6.4	42,577
RBOB Gasoline July 2023 Futures	2.5	16,715
Silver July 2023 Futures	4.7	31,034
Soybean Meal July 2023 Futures	3.4	22,693
Soybean Oil July 2023 Futures	2.9	19,142
Soybeans July 2023 Futures	5.8	38,076
Sugar No. 11 July 2023 Futures	3.0	19,596
Wheat July 2023 Futures	2.7	17,628
WTI Crude July 2023 Futures	8.0	52,931
Zinc July 2023 Futures	2.8	18,653

Total Long Futures Contracts		$662,496

Total Notional Amount		$662,496

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(6)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2023 Futures	4.3%	$7,460
Arabica Coffee July 2023 Futures	3.1	5,371
Brent Crude July 2023 Futures	7.4	12,798
Copper July 2023 Futures	5.5	9,551
Corn July 2023 Futures	5.6	9,715
Cotton No. 02 July 2023 Futures	1.5	2,628
Gas Oil July 2023 Futures	2.5	4,256
Gold 100 oz. June 2023 Futures	16.0	27,531
Hard Red Winter Wheat July 2023 Futures	1.9	3,229
Lead July 2023 Futures	0.9	1,558
Lean Hogs June 2023 Futures	2.0	3,472
Live Cattle June 2023 Futures	3.5	5,988
New York Harbor ULSD July 2023 Futures	1.9	3,285

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel July 2023 Futures	2.4%	$4,107
NYMEX - Natural Gas July 2023 Futures	5.3	9,049
RBOB Gasoline July 2023 Futures	2.7	4,563
Silver July 2023 Futures	4.7	8,067
Soybean Meal July 2023 Futures	3.5	6,007
Soybean Oil July 2023 Futures	2.9	5,004
Soybeans July 2023 Futures	5.9	10,180
Sugar No. 11 July 2023 Futures	3.0	5,233
Wheat July 2023 Futures	2.6	4,539
WTI Crude July 2023 Futures	8.0	13,858
Zinc July 2023 Futures	2.9	4,903

Total Long Futures Contracts		$172,352

Total Notional Amount		$172,352

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

(7)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Arabica Coffee September 2023 Futures	0.4%	$828
Brent Crude September 2023 Futures	13.0	25,191
Cocoa September 2023 Futures	3.5	6,757
Corn May 2023 Futures	1.4	2,743
Corn September 2023 Futures	3.4	6,586
Gas Oil September 2023 Futures	3.8	7,416
Gold 100 oz. August 2023 Futures	0.6	1,142
Hard Red Winter Wheat September 2023 Futures	1.6	3,143
New York Harbor ULSD September 2023 Futures	3.5	6,722
RBOB Gasoline September 2023 Futures	9.4	18,271

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Soybean Meal December 2023 Futures	4.7%	$8,987
Soybeans May 2023 Futures	4.3	8,270
Soybeans November 2023 Futures	4.0	7,812
Sugar No. 11 October 2023 Futures	8.8	17,004
WTI Crude September 2023 Futures	13.3	25,790

Total Long Futures Contracts		$146,662

Cash	24.3%	$47,111

Total Notional Amount		$193,773

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(8)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2023 Futures	4.3%	$11,246
Arabica Coffee July 2023 Futures	3.1	7,962
Brent Crude July 2023 Futures	7.4	19,062
Copper July 2023 Futures	5.5	14,254
Corn July 2023 Futures	5.4	13,933
Cotton No. 02 July 2023 Futures	1.5	3,929
Gas Oil July 2023 Futures	2.4	6,194
Gold 100 oz. June 2023 Futures	15.9	41,005
Hard Red Winter Wheat July 2023 Futures	1.8	4,722
Lead July 2023 Futures	0.9	2,326
Lean Hogs June 2023 Futures	2.0	5,171
Live Cattle June 2023 Futures	3.5	8,919
New York Harbor ULSD July 2023 Futures	1.8	4,768

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel July 2023 Futures	2.4%	$6,159
NYMEX - Natural Gas July 2023 Futures	6.4	16,617
RBOB Gasoline July 2023 Futures	2.5	6,524
Silver July 2023 Futures	4.7	12,112
Soybean Meal July 2023 Futures	3.4	8,857
Soybean Oil July 2023 Futures	2.9	7,470
Soybeans July 2023 Futures	5.7	14,860
Sugar No. 11 July 2023 Futures	3.0	7,648
Wheat July 2023 Futures	2.7	6,880
WTI Crude July 2023 Futures	8.0	20,658
Zinc July 2023 Futures	2.8	7,280

Total Long Futures Contracts		$258,556

Total Notional Amount		$258,556

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(9)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$7,693
Arabica Coffee May 2023 Futures	3.1	5,538
Brent Crude July 2023 Futures	7.4	13,198
Copper May 2023 Futures	5.5	9,850
Corn May 2023 Futures	5.6	10,018
Cotton No. 02 May 2023 Futures	1.5	2,710
Gas Oil May 2023 Futures	2.5	4,389
Gold 100 oz. June 2023 Futures	16.0	28,390
Hard Red Winter Wheat May 2023 Futures	1.9	3,330
Lead May 2023 Futures	0.9	1,607
Lean Hogs June 2023 Futures	2.0	3,580
Live Cattle June 2023 Futures	3.5	6,175
New York Harbor ULSD May 2023 Futures	1.9	3,387

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2023 Futures	2.4%	$4,236
NYMEX - Natural Gas May 2023 Futures	5.3	9,332
RBOB Gasoline May 2023 Futures	2.7	4,705
Silver May 2023 Futures	4.7	8,319
Soybean Meal May 2023 Futures	3.5	6,195
Soybean Oil May 2023 Futures	2.9	5,160
Soybeans May 2023 Futures	5.9	10,498
Sugar No. 11 May 2023 Futures	3.0	5,397
Wheat May 2023 Futures	2.6	4,680
WTI Crude May 2023 Futures	8.0	14,291
Zinc May 2023 Futures	2.9	5,056

Total Long Futures Contracts		$177,734

Total Notional Amount		$177,734

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(10)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$5,700
Arabica Coffee May 2023 Futures	3.1	4,104
Brent Crude July 2023 Futures	7.4	9,779
Copper May 2023 Futures	5.6	7,298
Corn May 2023 Futures	5.6	7,423
Cotton No. 02 May 2023 Futures	1.5	2,008
Gas Oil May 2023 Futures	2.5	3,252
Gold 100 oz. June 2023 Futures	16.0	21,035
Hard Red Winter Wheat May 2023 Futures	1.9	2,467
Lead May 2023 Futures	0.9	1,191
Lean Hogs June 2023 Futures	2.0	2,652
Live Cattle June 2023 Futures	3.5	4,575
New York Harbor ULSD May 2023 Futures	1.9	2,510

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2023 Futures	2.4%	$3,138
NYMEX - Natural Gas May 2023 Futures	5.3	6,914
RBOB Gasoline May 2023 Futures	2.6	3,486
Silver May 2023 Futures	4.7	6,164
Soybean Meal May 2023 Futures	3.5	4,590
Soybean Oil May 2023 Futures	2.9	3,823
Soybeans May 2023 Futures	5.9	7,778
Sugar No. 11 May 2023 Futures	3.0	3,999
Wheat May 2023 Futures	2.6	3,468
WTI Crude May 2023 Futures	8.0	10,589
Zinc May 2023 Futures	2.9	3,746

Total Long Futures Contracts		$131,689

Total Notional Amount		$131,689

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(11)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2023 Futures	4.3%	$11,246
Arabica Coffee July 2023 Futures	3.1	7,962
Brent Crude July 2023 Futures	7.4	19,062
Copper July 2023 Futures	5.5	14,254
Corn July 2023 Futures	5.4	13,933
Cotton No. 02 July 2023 Futures	1.5	3,929
Gas Oil July 2023 Futures	2.4	6,194
Gold 100 oz. June 2023 Futures	15.9	41,005
Hard Red Winter Wheat July 2023 Futures	1.8	4,722
Lead July 2023 Futures	0.9	2,326
Lean Hogs June 2023 Futures	2.0	5,171
Live Cattle June 2023 Futures	3.4	8,919
New York Harbor ULSD July 2023 Futures	1.8	4,768

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel July 2023 Futures	2.4%	$6,159
NYMEX - Natural Gas July 2023 Futures	6.4	16,617
RBOB Gasoline July 2023 Futures	2.5	6,524
Silver July 2023 Futures	4.7	12,112
Soybean Meal July 2023 Futures	3.4	8,857
Soybean Oil July 2023 Futures	2.9	7,470
Soybeans July 2023 Futures	5.8	14,860
Sugar No. 11 July 2023 Futures	3.0	7,648
Wheat July 2023 Futures	2.7	6,880
WTI Crude July 2023 Futures	8.0	20,658
Zinc July 2023 Futures	2.8	7,280

Total Long Futures Contracts		$258,556

Total Notional Amount		$258,556

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(12)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$7,693
Arabica Coffee May 2023 Futures	3.1	5,539
Brent Crude July 2023 Futures	7.4	13,198
Copper May 2023 Futures	5.5	9,850
Corn May 2023 Futures	5.6	10,018
Cotton No. 02 May 2023 Futures	1.5	2,710
Gas Oil May 2023 Futures	2.5	4,389
Gold 100 oz. June 2023 Futures	16.0	28,390
Hard Red Winter Wheat May 2023 Futures	1.9	3,330
Lead May 2023 Futures	0.9	1,607
Lean Hogs June 2023 Futures	2.0	3,580
Live Cattle June 2023 Futures	3.5	6,175
New York Harbor ULSD May 2023 Futures	1.9	3,387
Nickel May 2023 Futures	2.4	4,236

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2023 Futures	5.3%	$9,332
RBOB Gasoline May 2023 Futures	2.7	4,705
Silver May 2023 Futures	4.7	8,319
Soybean Meal May 2023 Futures	3.5	6,194
Soybean Oil May 2023 Futures	2.9	5,160
Soybeans May 2023 Futures	5.9	10,498
Sugar No. 11 May 2023 Futures	3.0	5,397
Wheat May 2023 Futures	2.6	4,680
WTI Crude May 2023 Futures	8.0	14,291
Zinc May 2023 Futures	2.9	5,056

Total Long Futures Contracts		$177,734

Total Notional Amount		$177,734

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

(13)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$5,700
Arabica Coffee May 2023 Futures	3.1	4,104
Brent Crude July 2023 Futures	7.4	9,779
Copper May 2023 Futures	5.5	7,298
Corn May 2023 Futures	5.6	7,423
Cotton No. 02 May 2023 Futures	1.5	2,008
Gas Oil May 2023 Futures	2.6	3,252
Gold 100 oz. June 2023 Futures	16.0	21,035
Hard Red Winter Wheat May 2023 Futures	1.9	2,467
Lead May 2023 Futures	0.9	1,191
Lean Hogs June 2023 Futures	2.0	2,652
Live Cattle June 2023 Futures	3.5	4,575
New York Harbor ULSD May 2023 Futures	1.9	2,510
Nickel May 2023 Futures	2.4	3,138

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2023 Futures	5.3%	$6,914
RBOB Gasoline May 2023 Futures	2.6	3,486
Silver May 2023 Futures	4.7	6,164
Soybean Meal May 2023 Futures	3.5	4,590
Soybean Oil May 2023 Futures	2.9	3,823
Soybeans May 2023 Futures	5.9	7,778
Sugar No. 11 May 2023 Futures	3.0	3,999
Wheat May 2023 Futures	2.6	3,468
WTI Crude May 2023 Futures	8.1	10,589
Zinc May 2023 Futures	2.8	3,746

Total Long Futures Contracts		$131,689

Total Notional Amount		$131,689

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(14)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2023 Futures	18.2%	$12,214
Cotton No. 02 May 2023 Futures	1.7	1,155
Gas Oil August 2023 Futures	2.8	1,884
Gold 100 oz. June 2023 Futures	18.0	12,098
Live Cattle June 2023 Futures	6.3	4,213
LME - Copper May 2023 Futures	7.6	5,144
New York Harbor ULSD August 2023 Futures	3.0	2,046
Nickel May 2023 Futures	4.1	2,751
RBOB Gasoline August 2023 Futures	3.9	2,607

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Silver May 2023 Futures	5.3%	$3,545
Soybean Meal May 2023 Futures	11.5	7,735
Soybeans May 2023 Futures	14.2	9,564
Sugar No. 11 May 2023 Futures	3.4	2,300

Total Long Futures Contracts		$67,256

Cash	0.0%	$(8)

Total Notional Amount		$67,248

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(15)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2023 Futures	18.2%	$39,968
Cotton No. 02 May 2023 Futures	1.7	3,779
Gas Oil August 2023 Futures	2.8	6,166
Gold 100 oz. June 2023 Futures	18.0	39,587
Live Cattle June 2023 Futures	6.3	13,785
LME - Copper May 2023 Futures	7.6	16,832
New York Harbor ULSD August 2023 Futures	3.0	6,697
Nickel May 2023 Futures	4.1	9,003
RBOB Gasoline August 2023 Futures	3.9	8,533

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Silver May 2023 Futures	5.3%	$11,600
Soybean Meal May 2023 Futures	11.5	25,311
Soybeans May 2023 Futures	14.2	31,295
Sugar No. 11 May 2023 Futures	3.4	7,525

Total Long Futures Contracts		$220,081

Cash	0.0%	$(27)

Total Notional Amount		$220,054

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(16)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$5,899
Arabica Coffee May 2023 Futures	3.1	4,247
Brent Crude July 2023 Futures	7.4	10,121
Copper May 2023 Futures	5.5	7,553
Corn May 2023 Futures	5.6	7,683
Cotton No. 02 May 2023 Futures	1.5	2,078
Gas Oil May 2023 Futures	2.5	3,366
Gold 100 oz. June 2023 Futures	16.0	21,771
Hard Red Winter Wheat May 2023 Futures	1.9	2,554
Lead May 2023 Futures	0.9	1,232
Lean Hogs June 2023 Futures	2.0	2,745
Live Cattle June 2023 Futures	3.5	4,736
New York Harbor ULSD May 2023 Futures	1.9	2,598

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2023 Futures	2.4%	$3,248
NYMEX - Natural Gas May 2023 Futures	5.3	7,156
RBOB Gasoline May 2023 Futures	2.7	3,608
Silver May 2023 Futures	4.7	6,380
Soybean Meal May 2023 Futures	3.5	4,750
Soybean Oil May 2023 Futures	2.9	3,957
Soybeans May 2023 Futures	5.9	8,050
Sugar No. 11 May 2023 Futures	3.0	4,139
Wheat May 2023 Futures	2.6	3,589
WTI Crude May 2023 Futures	8.0	10,959
Zinc May 2023 Futures	2.9	3,878

Total Long Futures Contracts		$136,297

Total Notional Amount		$136,297

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(17)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$9,425
Arabica Coffee May 2023 Futures	3.1	6,786
Brent Crude July 2023 Futures	7.4	16,170
Copper May 2023 Futures	5.5	12,068
Corn May 2023 Futures	5.6	12,275
Cotton No. 02 May 2023 Futures	1.5	3,320
Gas Oil May 2023 Futures	2.5	5,378
Gold 100 oz. June 2023 Futures	16.0	34,783
Hard Red Winter Wheat May 2023 Futures	1.9	4,080
Lead May 2023 Futures	0.9	1,969
Lean Hogs June 2023 Futures	2.0	4,386
Live Cattle June 2023 Futures	3.5	7,566
New York Harbor ULSD May 2023 Futures	1.9	4,150
Nickel May 2023 Futures	2.4	5,189

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2023 Futures	5.3%	$11,433
RBOB Gasoline May 2023 Futures	2.7	5,765
Silver May 2023 Futures	4.7	10,192
Soybean Meal May 2023 Futures	3.5	7,589
Soybean Oil May 2023 Futures	2.9	6,322
Soybeans May 2023 Futures	5.9	12,862
Sugar No. 11 May 2023 Futures	3.0	6,612
Wheat May 2023 Futures	2.6	5,734
WTI Crude May 2023 Futures	8.0	17,509
Zinc May 2023 Futures	2.9	6,195

Total Long Futures Contracts		$217,758

Total Notional Amount		$217,758

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(18)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Arabica Coffee September 2023 Futures	0.4%	$1,068
Brent Crude September 2023 Futures	13.0	32,502
Cocoa September 2023 Futures	3.5	8,718
Corn May 2023 Futures	1.4	3,538
Corn September 2023 Futures	3.4	8,497
Gas Oil September 2023 Futures	3.8	9,568
Gold 100 oz. August 2023 Futures	0.6	1,473
Hard Red Winter Wheat September 2023 Futures	1.6	4,055
New York Harbor ULSD September 2023 Futures	3.5	8,673
RBOB Gasoline September 2023 Futures	9.4	23,574

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Soybean Meal December 2023 Futures	4.7%	$11,596
Soybeans May 2023 Futures	4.3	10,670
Soybeans November 2023 Futures	4.0	10,079
Sugar No. 11 October 2023 Futures	8.8	21,939
WTI Crude September 2023 Futures	13.3	33,274

Total Long Futures Contracts		$189,224

Cash	24.3%	$60,783

Total Notional Amount		$250,007

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

(19)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$10,377
Arabica Coffee May 2023 Futures	3.1	7,472
Brent Crude July 2023 Futures	7.4	17,804
Copper May 2023 Futures	5.6	13,287
Corn May 2023 Futures	5.6	13,515
Cotton No. 02 May 2023 Futures	1.5	3,656
Gas Oil May 2023 Futures	2.5	5,921
Gold 100 oz. June 2023 Futures	16.0	38,298
Hard Red Winter Wheat May 2023 Futures	1.9	4,492
Lead May 2023 Futures	0.9	2,168
Lean Hogs June 2023 Futures	2.0	4,830
Live Cattle June 2023 Futures	3.5	8,330
New York Harbor ULSD May 2023 Futures	1.9	4,569

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2023 Futures	2.4%	$5,714
NYMEX - Natural Gas May 2023 Futures	5.3	12,589
RBOB Gasoline May 2023 Futures	2.6	6,348
Silver May 2023 Futures	4.7	11,222
Soybean Meal May 2023 Futures	3.5	8,357
Soybean Oil May 2023 Futures	2.9	6,961
Soybeans May 2023 Futures	5.9	14,161
Sugar No. 11 May 2023 Futures	3.0	7,280
Wheat May 2023 Futures	2.6	6,314
WTI Crude May 2023 Futures	8.0	19,279
Zinc May 2023 Futures	2.9	6,821

Total Long Futures Contracts		$239,765

Total Notional Amount		$239,765

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(20)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$4,865
Arabica Coffee May 2023 Futures	3.1	3,503
Brent Crude July 2023 Futures	7.4	8,347
Copper May 2023 Futures	5.5	6,229
Corn May 2023 Futures	5.6	6,336
Cotton No. 02 May 2023 Futures	1.5	1,714
Gas Oil May 2023 Futures	2.5	2,776
Gold 100 oz. June 2023 Futures	16.0	17,954
Hard Red Winter Wheat May 2023 Futures	1.9	2,106
Lead May 2023 Futures	0.9	1,016
Lean Hogs June 2023 Futures	2.0	2,264
Live Cattle June 2023 Futures	3.5	3,905
New York Harbor ULSD May 2023 Futures	1.9	2,142

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2023 Futures	2.4%	$2,679
NYMEX - Natural Gas May 2023 Futures	5.3	5,902
RBOB Gasoline May 2023 Futures	2.7	2,976
Silver May 2023 Futures	4.7	5,261
Soybean Meal May 2023 Futures	3.5	3,917
Soybean Oil May 2023 Futures	2.9	3,263
Soybeans May 2023 Futures	5.9	6,639
Sugar No. 11 May 2023 Futures	3.0	3,413
Wheat May 2023 Futures	2.6	2,960
WTI Crude May 2023 Futures	8.0	9,038
Zinc May 2023 Futures	2.9	3,198

Total Long Futures Contracts		$112,403

Total Notional Amount		$112,403

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(21)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$5,540
Arabica Coffee May 2023 Futures	3.1	3,989
Brent Crude July 2023 Futures	7.4	9,505
Copper May 2023 Futures	5.5	7,094
Corn May 2023 Futures	5.6	7,215
Cotton No. 02 May 2023 Futures	1.5	1,952
Gas Oil May 2023 Futures	2.5	3,161
Gold 100 oz. June 2023 Futures	16.0	20,447
Hard Red Winter Wheat May 2023 Futures	1.9	2,398
Lead May 2023 Futures	0.9	1,157
Lean Hogs June 2023 Futures	2.0	2,578
Live Cattle June 2023 Futures	3.5	4,447
New York Harbor ULSD May 2023 Futures	1.9	2,440

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2023 Futures	2.4%	$3,051
NYMEX - Natural Gas May 2023 Futures	5.3	6,721
RBOB Gasoline May 2023 Futures	2.7	3,389
Silver May 2023 Futures	4.7	5,991
Soybean Meal May 2023 Futures	3.5	4,461
Soybean Oil May 2023 Futures	2.9	3,716
Soybeans May 2023 Futures	5.9	7,561
Sugar No. 11 May 2023 Futures	3.0	3,887
Wheat May 2023 Futures	2.6	3,371
WTI Crude May 2023 Futures	8.0	10,293
Zinc May 2023 Futures	2.9	3,642

Total Long Futures Contracts		$128,006

Total Notional Amount		$128,006

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	55

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(22)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2023 Futures	4.3%	$2,772
Arabica Coffee May 2023 Futures	3.1	1,996
Brent Crude July 2023 Futures	7.4	4,756
Copper May 2023 Futures	5.6	3,549
Corn May 2023 Futures	5.6	3,610
Cotton No. 02 May 2023 Futures	1.5	976
Gas Oil May 2023 Futures	2.5	1,582
Gold 100 oz. June 2023 Futures	16.0	10,231
Hard Red Winter Wheat May 2023 Futures	1.9	1,200
Lead May 2023 Futures	0.9	579
Lean Hogs June 2023 Futures	2.0	1,290
Live Cattle June 2023 Futures	3.5	2,225
New York Harbor ULSD May 2023 Futures	1.9	1,221

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2023 Futures	2.4%	$1,526
NYMEX - Natural Gas May 2023 Futures	5.3	3,363
RBOB Gasoline May 2023 Futures	2.6	1,696
Silver May 2023 Futures	4.7	2,998
Soybean Meal May 2023 Futures	3.5	2,232
Soybean Oil May 2023 Futures	2.9	1,859
Soybeans May 2023 Futures	5.9	3,783
Sugar No. 11 May 2023 Futures	3.0	1,945
Wheat May 2023 Futures	2.6	1,687
WTI Crude May 2023 Futures	8.0	5,150
Zinc May 2023 Futures	2.9	1,822

Total Long Futures Contracts		$64,048

Total Notional Amount		$64,048

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$6,716	$0	$0	$0	$13,410	$20,126
Swap Agreements	0	0	0	0	2,016	2,016

	$6,716	$0	$0	$0	$15,426	$22,142

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,756	$0	$4,756
Purchased Options	0	0	0	0	11,079	11,079
Swap Agreements	231,871	0	0	0	20,359	252,230

	$231,871	$0	$0	$4,756	$31,438	$268,065

	$238,587	$0	$0	$4,756	$46,864	$290,207

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$7,062	$0	$0	$0	$64	$7,126
Futures	7,347	0	0	0	11,456	18,803
Swap Agreements	0	0	0	0	2,511	2,511

	$14,409	$0	$0	$0	$14,031	$28,440

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,920	$0	$21,920
Written Options	3,653	0	0	0	17,706	21,359
Swap Agreements	26,547	0	0	0	0	26,547

	$30,200	$0	$0	$21,920	$17,706	$69,826

	$44,609	$0	$0	$21,920	$31,737	$98,266

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(828)	$0	$0	$0	$0	$(828)
Written Options	(211)	0	0	0	0	(211)
Futures	(1,826)	0	0	0	239,525	237,699
Swap Agreements	0	73	0	0	(33,088)	(33,015)

	$(2,865)	$73	$0	$0	$206,437	$203,645

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$118,870	$0	$118,870
Purchased Options	119	0	0	0	(5,368)	(5,249)
Written Options	4,088	1,224	0	0	6,280	11,592
Swap Agreements	(1,202,412)	0	0	0	(118,801)	(1,321,213)

	$(1,198,205)	$1,224	$0	$118,870	$(117,889)	$(1,196,000)

	$(1,201,070)	$1,297	$0	$118,870	$88,548	$(992,355)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$(2,448)	$0	$0	$0	$242	$(2,206)
Futures	509	0	0	0	(93,890)	(93,381)
Swap Agreements	0	(12)	0	0	25,297	25,285

	$(1,939)	$(12)	$0	$0	$(68,351)	$(70,302)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(52,020)	$0	$(52,020)
Purchased Options	0	0	0	0	(2,265)	(2,265)
Written Options	4,873	(465)	0	0	8,723	13,131
Swap Agreements	(9,925)	0	0	0	26,206	16,281

	$(5,052)	$(465)	$0	$(52,020)	$32,664	$(24,873)

	$(6,991)	$(477)	$0	$(52,020)	$(35,687)	$(95,175)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$228,292	$0	$228,292
Industrials	0	1,983	0	1,983
Utilities	0	193	0	193
U.S. Government Agencies	0	331,038	0	331,038
U.S. Treasury Obligations	0	3,969,303	0	3,969,303
Non-Agency Mortgage-Backed Securities	0	64,726	0	64,726
Asset-Backed Securities	0	763,929	0	763,929
Sovereign Issues	0	565,613	0	565,613
Preferred Securities
Financials	0	3,661	0	3,661

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	57

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short-Term Instruments
Commercial Paper	$0	$55,034	$0	$55,034
Repurchase Agreements	0	128,349	0	128,349
U.S. Treasury Bills	0	418,136	0	418,136

	$0	$6,530,257	$0	$6,530,257

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,452	$0	$0	$24,452

Total Investments	$24,452	$6,530,257	$0	$6,554,709

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(48,449)	0	(48,449)
U.S. Treasury Obligations	0	(67,133)	0	(67,133)

	$0	$(115,582)	$0	$(115,582)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15,484	6,654	0	22,138
Over the counter	0	262,663	5,402	268,065

	$15,484	$269,317	$5,402	$290,203

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(19,118)	(9,149)	0	(28,267)
Over the counter	0	(69,826)	0	(69,826)

	$(19,118)	$(78,975)	$0	$(98,093)

Total Financial Derivative Instruments	$(3,634)	$190,342	$5,402	$192,110

Totals	$20,818	$6,605,017	$5,402	$6,631,237

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

ANNUAL REPORT	MARCH 31, 2023	59

Notes to Financial Statements (Cont.)

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2023

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

ANNUAL REPORT	MARCH 31, 2023	61

Notes to Financial Statements (Cont.)

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

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3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices

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Notes to Financial Statements (Cont.)

obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

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Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities

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Notes to Financial Statements (Cont.)

exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as

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Notes to Financial Statements (Cont.)

applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$24,103	$4,588,480	$(4,588,129)	$(5)	$3	$24,452	$1,380	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price

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and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no

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Notes to Financial Statements (Cont.)

obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

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When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements (Cont.)

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing

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fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon

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Notes to Financial Statements (Cont.)

entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

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Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

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Notes to Financial Statements (Cont.)

connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are

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Notes to Financial Statements (Cont.)

estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering

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into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced

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Notes to Financial Statements (Cont.)

instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity- linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal

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amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an

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Notes to Financial Statements (Cont.)

infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs;

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additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback

ANNUAL REPORT	MARCH 31, 2023	85

Notes to Financial Statements (Cont.)

transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed

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0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $37,179.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $5,196,340. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been

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Notes to Financial Statements (Cont.)

designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$779,832	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$6,153,925	$10,918,653	$475,532	$854,792

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares~	Amount	Shares~	Amount

Receipts for shares sold

Institutional Class	166,580	$3,074,265	225,668	$4,481,669

I-2	62,084	1,113,479	66,106	1,329,181

I-3	2,520	45,940	3,880	81,123

Administrative Class	5,508	100,044	6,234	122,282

Class A	10,564	193,319	15,073	296,863

Class C	1,867	32,973	2,864	52,723

Class R	1,878	34,864	1,303	25,400

Issued as reinvestment of distributions

Institutional Class	89,310	1,536,159	43,745	864,131

I-2	30,392	525,944	21,783	420,883

I-3	1,383	23,836	688	13,402

Administrative Class	2,547	41,709	2,321	42,532

Class A	8,017	131,557	4,697	88,573

Class C	1,655	24,403	639	11,250

Class R	1,346	20,940	574	10,461

Cost of shares redeemed

Institutional Class	(249,221)	(4,361,757)	(88,433)	(1,781,918)

I-2	(102,735)	(1,761,120)	(60,612)	(1,228,885)

I-3	(3,973)	(69,290)	(1,606)	(30,146)

Administrative Class	(5,168)	(86,974)	(10,635)	(197,684)

Class A	(16,292)	(272,495)	(10,430)	(206,072)

Class C	(2,629)	(38,052)	(671)	(11,928)

Class R	(2,010)	(30,595)	(824)	(15,387)

Net increase (decrease) resulting from Fund share transactions	3,623	$279,149	222,364	$4,368,453

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.

At a meeting held on January 13, 2023, the Board was notified of a reverse share split for each class of the Fund, pursuant to which shareholders received one share in exchange for every three shares of the Fund.

The reverse share splits were effective March 24, 2023. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for the Fund has been adjusted to reflect the reverse share split.

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Notes to Financial Statements (Cont.)

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary, LLC as of period end represented 9.8% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

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March 31, 2023

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, the Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be “subpart F income.” The Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from in the subsidiary is derived with respect to the Fund’s business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify

ANNUAL REPORT	MARCH 31, 2023	93

Notes to Financial Statements (Cont.)

as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO CommodityRealReturn Strategy Fund®	$0	$0	$(447,522)	$0	$(851,749)	$0	$(32,477)	$(1,331,748)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn Strategy Fund®	$312,021	$539,728

†	A zero balance may reflect actual amounts rounding to less than one thousand.

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2023

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommodityRealReturn Strategy Fund®	$7,015,361	$408,727	$(857,104)	$(448,377)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, and controlled foreign corporation (CFC) transactions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommodityRealReturn Strategy Fund®	$2,720,024	$0	$0	$1,739,313	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2023	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommodityRealReturn Strategy Fund®

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn Strategy Fund® and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related consolidated statements of operations and cash flows for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MAC	Macquarie Bank Limited
BOM	Bank of Montreal	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International, Inc.
CIB	Canadian Imperial Bank of Commerce	PER	Pershing LLC
CLY	Crédit Agricole Corporate and Investment Bank	RBC	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FBF	Credit Suisse International	STR	State Street FICC Repo
FICC	Fixed Income Clearing Corporation	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GST	Goldman Sachs International

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	PEN	Peruvian New Sol
GBP	British Pound	SGD	Singapore Dollar
ILS	Israeli Shekel	TWD	Taiwanese Dollar
JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
CMX	Commodity Exchange, Inc.	OTC	Over the Counter
LME	London Metal Exchange

ANNUAL REPORT	MARCH 31, 2023	97

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Index/Spread Abbreviations:
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	GASOILCO	Gasoil vs Brent
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	GOLDLNPM	London Gold Market Fixing Ltd. PM
BCOMTR	Bloomberg Commodity Index Total Return	JETCO	NWE CIF Jet vs Brent
BCOMTR1	Bloomberg Custom Commodity Index	JMABNIC	J.P. Morgan Nic Custom Index
BCOMTR2	Bloomberg Custom Commodity Index	JMABNIC5	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	JMABNIU5	J.P. Morgan Custom Commodity Index
CIXBSTR3	Custom Commodity Index	MUTKCALM	Tokyo Overnight Average Rate
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	PIMCODB	PIMCO Custom Commodity Basket
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	RBCAEC	Custom Commodity Forward Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	RBCAEC0T	Custom Commodity Forward Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RBCAECR1	Custom Commodity Forward Index
EMSMF	Invesco MSCI Emerging Markets UCITS ETF	RBCAECT0	Custom Commodity Forward Index
EUR003M	3 Month EUR Swap Rate	SLVRLND	London Silver Market Fixing Ltd.
EURMARG3	3 Month European Refined Margin	SOFR	Secured Overnight Financing Rate
EURMARGIN	European Refined Margin	ULSD	Ultra-Low Sulfur Diesel
FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	oz.	Ounce
CIF NWE	NWE CIF Jet Fuel	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate

98	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO CommodityRealReturn Strategy Fund®	0.00%	0.00%	$634,038	$0	$530,315

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO CommodityRealReturn Strategy Fund®	0.00%

ANNUAL REPORT	MARCH 31, 2023	99

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO CommodityRealReturn Strategy Fund®

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4565	$0.0000	$0.0000	$0.4565

March 2023	$0.2074	$0.0000	$0.0000	$0.2074

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4550	$0.0000	$0.0000	$0.4550

March 2023	$0.2064	$0.0000	$0.0000	$0.2064

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4534	$0.0000	$0.0000	$0.4534

March 2023	$0.2061	$0.0000	$0.0000	$0.2061

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4530	$0.0000	$0.0000	$0.4530

March 2023	$0.2053	$0.0000	$0.0000	$0.2053

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4488	$0.0000	$0.0000	$0.4488

March 2023	$0.2034	$0.0000	$0.0000	$0.2034

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4373	$0.0000	$0.0000	$0.4373

March 2023	$0.1979	$0.0000	$0.0000	$0.1979

100	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4458	$0.0000	$0.0000	$0.4458

March 2023	$0.2014	$0.0000	$0.0000	$0.2014

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shownmay include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2023	101

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

102	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2023	103

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy

104	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2023	105

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

106	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2023	107

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

108	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3012AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Emerging Markets Local Currency and Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and

6	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Emerging Markets Local Currency and Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	07/31/07	07/31/07	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover

8	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

PIMCO Emerging Markets Local Currency and Bond Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Markets Local Currency and Bond Fund Institutional Class	3.98%	(0.86)%	(1.02)%	2.73%
PIMCO Emerging Markets Local Currency and Bond Fund I-2	3.88%	(0.96)%	(1.12)%	2.63%
PIMCO Emerging Markets Local Currency and Bond Fund I-3	3.83%	(1.00)%	(1.17)%	2.58%
PIMCO Emerging Markets Local Currency and Bond Fund Class A	3.57%	(1.25)%	(1.44)%	2.30%
PIMCO Emerging Markets Local Currency and Bond Fund Class A (adjusted)	(0.24)%	(2.02)%	(1.81)%	2.06%
PIMCO Emerging Markets Local Currency and Bond Fund Class C	2.79%	(1.99)%	(2.17)%	1.54%
PIMCO Emerging Markets Local Currency and Bond Fund Class C (adjusted)	1.80%	(1.99)%	(2.17)%	1.54%
J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	(0.72)%	(2.37)%	(1.52)%	2.74%
Lipper Emerging Markets Local Currency Debt Funds Average	(0.92)%	(2.25)%	(1.41)%	2.74%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.22% for the Institutional Class shares, 1.32% for I-2 shares, 1.42% for I-3 shares, 1.62% for Class A shares, and 2.37% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	MARCH 31, 2023	11

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Class A - PELAX	Class C - PELCX

Geographic Breakdown as of March 31, 2023†§

South Africa	10.9%
Mexico	10.7%
Thailand	8.2%
United States	6.3%
Poland	6.2%
Indonesia	5.7%
Short-Term Instruments‡	5.7%
Malaysia	5.3%
Colombia	5.0%
Brazil	4.7%
Romania	4.5%
Czech Republic	4.1%
China	3.8%
Supranational	3.0%
Dominican Republic	2.9%
Peru	2.2%
Chile	1.7%
Denmark	1.6%
Hungary	1.3%
Other	6.2%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Local Currency and Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Off-benchmark, long exposure to Russian local duration contributed to relative performance, as local rates fell.

»	Overweight exposure to Dominican Republic local duration contributed to relative performance, as local rates fell from January 31, 2023 through March 31, 2023.
»	Overweight exposure to Brazilian local duration detracted from relative performance, as local rates rose.

»	Underweight exposure to Turkish local duration detracted from relative performance, as local rates fell.

12	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Expense Example PIMCO Emerging Markets Local Currency and Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,157.70	$9.58	$1,000.00	$1,016.06	$8.95	1.78%
I-2	1,000.00	1,157.10	10.22	1,000.00	1,015.46	9.55	1.90
I-3	1,000.00	1,156.90	10.70	1,000.00	1,015.01	10.00	1.99
Class A	1,000.00	1,155.40	11.77	1,000.00	1,014.01	11.00	2.19
Class C	1,000.00	1,151.20	15.82	1,000.00	1,010.22	14.78	2.95

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2023	13

Benchmark Description

Index*	Benchmark Description

J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2023	$5.77	$0.27	$(0.06)	$0.21	$(0.14)	$0.00	$(0.11)	$(0.25)

03/31/2022	6.43	0.26	(0.62)	(0.36)	(0.30)	0.00	0.00	(0.30)

03/31/2021	5.69	0.32	0.75	1.07	(0.08)	0.00	(0.25)	(0.33)

03/31/2020	6.70	0.45	(1.02)	(0.57)	0.00	0.00	(0.44)	(0.44)

03/31/2019	7.83	0.41	(1.12)	(0.71)	0.00	0.00	(0.42)	(0.42)

I-2

03/31/2023	5.77	0.27	(0.07)	0.20	(0.13)	0.00	(0.11)	(0.24)

03/31/2022	6.43	0.26	(0.63)	(0.37)	(0.29)	0.00	0.00	(0.29)

03/31/2021	5.69	0.31	0.76	1.07	(0.08)	0.00	(0.25)	(0.33)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

03/31/2019	7.83	0.41	(1.13)	(0.72)	0.00	0.00	(0.41)	(0.41)

I-3

03/31/2023	5.77	0.27	(0.07)	0.20	(0.13)	0.00	(0.11)	(0.24)

03/31/2022	6.43	0.26	(0.63)	(0.37)	(0.29)	0.00	0.00	(0.29)

03/31/2021	5.69	0.31	0.75	1.06	(0.07)	0.00	(0.25)	(0.32)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

04/27/2018 - 03/31/2019	7.59	0.38	(0.90)	(0.52)	0.00	0.00	(0.37)	(0.37)

Class A

03/31/2023	5.77	0.25	(0.06)	0.19	(0.12)	0.00	(0.11)	(0.23)

03/31/2022	6.43	0.24	(0.63)	(0.39)	(0.27)	0.00	0.00	(0.27)

03/31/2021	5.69	0.29	0.76	1.05	(0.06)	0.00	(0.25)	(0.31)

03/31/2020	6.70	0.42	(1.02)	(0.60)	0.00	0.00	(0.41)	(0.41)

03/31/2019	7.83	0.38	(1.12)	(0.74)	0.00	0.00	(0.39)	(0.39)

Class C

03/31/2023	5.77	0.21	(0.06)	0.15	(0.08)	0.00	(0.11)	(0.19)

03/31/2022	6.43	0.20	(0.64)	(0.44)	(0.22)	0.00	0.00	(0.22)

03/31/2021	5.69	0.24	0.76	1.00	(0.01)	0.00	(0.25)	(0.26)

03/31/2020	6.70	0.37	(1.02)	(0.65)	0.00	0.00	(0.36)	(0.36)

03/31/2019	7.83	0.33	(1.12)	(0.79)	0.00	0.00	(0.34)	(0.34)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

16	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense(e)		Expenses Excluding Interest Expense and Waivers(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.73	3.98%	$1,520,545	1.46%		1.46%		0.90%		0.90%		4.89%		135%

5.77	(5.96)	2,312,938	1.22		1.22		0.90		0.90		4.12		108

6.43	18.93	1,217,887	1.25		1.25		0.90		0.90		4.90		123

5.69	(9.48)	1,270,257	1.70		1.70		0.90		0.90		6.50		197

6.70	(9.02)	3,071,046	0.94		0.94		0.90		0.90		6.06		107

5.73	3.88	99,934	1.62		1.62		1.00		1.00		4.91		135

5.77	(6.05)	96,034	1.32		1.32		1.00		1.00		4.14		108

6.43	18.81	97,406	1.35		1.35		1.00		1.00		4.82		123

5.69	(9.57)	68,884	1.80		1.80		1.00		1.00		6.40		197

6.70	(9.11)	79,666	1.04		1.04		1.00		1.00		5.97		107

5.73	3.83	6,377	1.69		1.74		1.05		1.10		4.88		135

5.77	(6.10)	6,714	1.37		1.42		1.05		1.10		4.13		108

6.43	18.75	11,906	1.40		1.45		1.05		1.10		4.77		123

5.69	(9.61)	10,336	1.85		1.90		1.05		1.10		6.32		197

6.70	(6.76)	6,688	1.09	*	1.14	*	1.05	*	1.10	*	6.08	*	107

5.73	3.57	33,073	1.91		1.91		1.30		1.30		4.58		135

5.77	(6.33)	36,384	1.62		1.62		1.30		1.30		3.85		108

6.43	18.46	35,483	1.65		1.65		1.30		1.30		4.51		123

5.69	(9.84)	29,812	2.10		2.10		1.30		1.30		6.10		197

6.70	(9.38)	66,424	1.34		1.34		1.30		1.30		5.66		107

5.73	2.79	2,128	2.67		2.67		2.05		2.05		3.85		135

5.77	(7.04)	2,258	2.37		2.37		2.05		2.05		3.13		108

6.43	17.57	3,011	2.40		2.40		2.05		2.05		3.74		123

5.69	(10.52)	7,435	2.85		2.85		2.05		2.05		5.35		197

6.70	(10.06)	12,624	2.09		2.09		2.05		2.05		4.91		107

ANNUAL REPORT	MARCH 31, 2023	17

Statement of Assets and Liabilities PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,800,485
Investments in Affiliates	45,416

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,003
Over the counter	63,662
Deposits with counterparty	35,125
Foreign currency, at value	4,004
Receivable for investments sold	98,744
Receivable for Fund shares sold	821
Interest and/or dividends receivable	35,860
Dividends receivable from Affiliates	211

Total Assets	2,096,331

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$272,373

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,117
Over the counter	57,496
Payable for investments purchased	44,607
Payable for investments in Affiliates purchased	211
Payable for unfunded loan commitments	7,430
Deposits from counterparty	33,899
Payable for Fund shares redeemed	2,250
Distributions payable	801
Overdraft due to custodian	602
Accrued investment advisory fees	669
Accrued supervisory and administrative fees	683
Accrued distribution fees	1
Accrued servicing fees	8
Accrued taxes payable	614
Other liabilities	513

Total Liabilities	434,274

Net Assets	$1,662,057

Net Assets Consist of:

Paid in capital	$2,239,904
Distributable earnings (accumulated loss)	(577,847)

Net Assets	$1,662,057

Cost of investments in securities	$1,893,624
Cost of investments in Affiliates	$46,727
Cost of foreign currency held	$4,174
Cost or premiums of financial derivative instruments, net	$(716)

* Includes repurchase agreements of:	$22,431

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$1,520,545
I-2	99,934
I-3	6,377
Class A	33,073
Class C	2,128

Shares Issued and Outstanding:

Institutional Class	265,468
I-2	17,447
I-3	1,113
Class A	5,774
Class C	372

Net Asset Value Per Share Outstanding(a):

Institutional Class	$5.73
I-2	5.73
I-3	5.73
Class A	5.73
Class C	5.73

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	19

Statement of Operations PIMCO Emerging Markets Local Currency and Bond Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$122,254
Dividends from Investments in Affiliates	2,820
Total Income	125,074

Expenses:

Investment advisory fees	8,850
Supervisory and administrative fees	9,000
Distribution and/or servicing fees - Class A	81
Distribution and/or servicing fees - Class C	19
Trustee fees	12
Interest expense	11,094
Total Expenses	29,056
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	29,054

Net Investment Income (Loss)	96,020

Net Realized Gain (Loss):

Investments in securities, net of foreign capital gains tax**	(338,821)
Investments in Affiliates	15
Exchange-traded or centrally cleared financial derivative instruments	30,936
Over the counter financial derivative instruments	67,659
Short sales	748
Foreign currency	(6,835)

Net Realized Gain (Loss)	(246,298)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities, net of foreign capital gains tax***	230,633
Investments in Affiliates	(786)
Exchange-traded or centrally cleared financial derivative instruments	(19,182)
Over the counter financial derivative instruments	(54,646)
Foreign currency assets and liabilities	4,859

Net Change in Unrealized Appreciation (Depreciation)	160,878

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,600

* Foreign tax withholdings	$941

** Foreign capital gains tax	$273

*** Foreign capital gains tax	$(435)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$96,020	$75,828
Net realized gain (loss)	(246,298)	(42,572)
Net change in unrealized appreciation (depreciation)	160,878	(211,456)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,600	(178,200)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(44,976)	(77,560)
I-2	(2,198)	(4,625)
I-3	(118)	(613)
Class A	(694)	(1,724)
Class C	(28)	(99)

Tax basis return of capital
Institutional Class	(37,340)	0
I-2	(1,809)	0
I-3	(97)	0
Class A	(661)	0
Class C	(39)	0

Total Distributions(a)	(87,960)	(84,621)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(714,911)	1,351,456

Total Increase (Decrease) in Net Assets	(792,271)	1,088,635

Net Assets:

Beginning of year	2,454,328	1,365,693
End of year	$1,662,057	$2,454,328

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	21

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.3%

BRAZIL 5.2%

CORPORATE BONDS & NOTES 1.4%

Banco BTG Pactual SA
4.500% due 01/10/2025		$300	$	290

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (f)(h)		1,580		1

Oi SA
5.358% (BZDIOVRA + 0.000%) due 02/25/2035 «~	BRL	2,500		510

Rede D’or Finance SARL
4.500% due 01/22/2030 (l)		$1,175		966

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	69,914		12,450

Vale SA
3.202% due 12/29/2049 ~(h)		114,743		8,021

				22,238

SOVEREIGN ISSUES 3.8%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2023 (f)		101,700		19,454
0.000% due 10/01/2023 (f)		37,000		6,858
0.000% due 01/01/2024 (f)		171,200		30,788
0.000% due 07/01/2024 (f)		39,200		6,692

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2029		900		160
				63,952

Total Brazil (Cost $97,591)				86,190

CAYMAN ISLANDS 1.0%

ASSET-BACKED SECURITIES 0.6%

LCM Ltd.
5.888% due 04/20/2031 •		$1,750		1,715

Venture CLO Ltd.
5.938% due 04/20/2032 •		4,000		3,954

Vibrant CLO Ltd.
5.913% due 06/20/2029 ~		2,317		2,294

Voya CLO Ltd.
5.742% due 04/17/2030 •		2,572		2,542

				10,505

CORPORATE BONDS & NOTES 0.4%

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (f)		383		328

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Kaisa Group Holdings Ltd.
9.750% due 09/28/2023 ^(c)		$6,700	$	813
10.500% due 01/15/2025 ^(c)		4,300		538
10.875% due 07/23/2023 ^(c)		1,200		150
11.250% due 04/16/2025 ^(c)		300		38
11.700% due 11/11/2025 ^(c)		4,200		525

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		982		546

Poinsettia Finance Ltd.
6.625% due 06/17/2031 (l)		3,330		2,779

Sunac China Holdings Ltd.
5.950% due 04/26/2024 ^(c)		3,600		877
				6,594

Total Cayman Islands (Cost $26,924)				17,099

CHILE 1.9%

SOVEREIGN ISSUES 1.9%

Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023	CLP	2,490,525		3,131

Bonos de la Tesoreria de la Republica en pesos
5.000% due 10/01/2028		21,410,000		26,259
6.000% due 01/01/2043		655,000		917
7.000% due 05/01/2034		510,000		745

Total Chile (Cost $28,518)				31,052

CHINA 4.3%

SOVEREIGN ISSUES 4.3%

China Government International Bond
2.850% due 06/04/2027	CNY	10,400		1,526
3.030% due 03/11/2026		240,000		35,484
3.250% due 11/22/2028		29,500		4,430
3.270% due 11/19/2030		2,900		437
3.280% due 12/03/2027		110,950		16,632
3.810% due 09/14/2050		76,080		12,183

Total China (Cost $73,036)				70,692

COLOMBIA 5.5%

CORPORATE BONDS & NOTES 0.4%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	1,090,000		211
8.375% due 11/08/2027		40,132,000		6,664

				6,875

22	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SOVEREIGN ISSUES 5.1%

Colombia Government International Bond
7.500% due 02/02/2034 (l)		$4,700	$	4,629

Colombian TES
6.000% due 04/28/2028	COP	10,882,000		1,875
6.250% due 07/09/2036		66,052,500		9,020
7.000% due 03/26/2031		42,058,400		6,960
7.000% due 06/30/2032		22,000,000		3,508
7.250% due 10/18/2034		47,635,700		7,331
7.250% due 10/26/2050		2,400,700		313
7.750% due 09/18/2030		15,731,300		2,758
9.250% due 05/28/2042		158,631,200		26,635
13.250% due 02/09/2033		93,794,500		21,646

Financiera de Desarrollo Territorial SA Findeter
7.875% due 08/12/2024		3,616,000		712
				85,387

Total Colombia (Cost $99,300)				92,262

CZECH REPUBLIC 4.5%

SOVEREIGN ISSUES 4.5%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	746,220		26,801
1.200% due 03/13/2031		377,300		13,481
2.000% due 10/13/2033		180,000		6,562
2.750% due 07/23/2029		187,200		7,731
4.200% due 12/04/2036		168,200		7,459
5.000% due 09/30/2030		275,400		12,992

Total Czech Republic (Cost $76,869)				75,026

DENMARK 1.8%

CORPORATE BONDS & NOTES 1.8%

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	27,368		2,976

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	5,111	$	554
1.500% due 10/01/2053		12,873		1,399

Nykredit Realkredit AS
1.000% due 10/01/2050		39,226		4,231
1.000% due 10/01/2053		1,322		132
1.500% due 10/01/2053		130,599		14,530

Realkredit Danmark AS
1.000% due 10/01/2050		17,978		1,939
1.500% due 10/01/2053		30,135		3,365

Total Denmark (Cost $39,786)				29,126

DOMINICAN REPUBLIC 3.2%

SOVEREIGN ISSUES 3.2%

Dominican Republic Central Bank Notes
12.000% due 10/03/2025	DOP	304,000		5,438
13.000% due 12/05/2025		1,070,700		19,560
13.000% due 01/30/2026		378,500		6,915

Dominican Republic International Bond
13.625% due 02/03/2033		1,030,600		21,400

Total Dominican Republic (Cost $47,613)				53,313

FRANCE 0.1%

CORPORATE BONDS & NOTES 0.1%

BNP Paribas SA
6.240% due 02/06/2025 «	IDR	21,000,000		1,378

Total France (Cost $1,232)				1,378

HUNGARY 1.5%

SOVEREIGN ISSUES 1.5%

Hungary Government International Bond
4.500% due 03/23/2028	HUF	1,147,800		2,663
4.750% due 11/24/2032		1,659,500		3,602
6.750% due 10/22/2028 (l)		7,266,800		18,441

Total Hungary (Cost $24,923)				24,706

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	23

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INDONESIA 6.4%

SOVEREIGN ISSUES 6.4%

Indonesia Government International Bond
6.375% due 08/15/2028	IDR	43,096,000	$	2,874
6.375% due 04/15/2032		98,024,000		6,426
6.500% due 02/15/2031		146,146,000		9,702
7.000% due 09/15/2030		154,523,000		10,548
7.000% due 02/15/2033		358,402,000		24,294
7.125% due 06/15/2038		86,770,000		5,872
7.125% due 06/15/2042		32,292,000		2,177
7.125% due 06/15/2043		68,502,000		4,628
7.500% due 06/15/2035		80,771,000		5,634
7.500% due 05/15/2038		91,004,000		6,349
7.500% due 04/15/2040		78,602,000		5,487
8.250% due 05/15/2029		59,147,000		4,291
8.375% due 03/15/2034		147,128,000		10,914
8.750% due 05/15/2031		18,574,000		1,395
9.000% due 03/15/2029		42,064,000		3,147
10.500% due 08/15/2030		22,905,000		1,867

Total Indonesia (Cost $104,039)				105,605

IRELAND 0.1%

ASSET-BACKED SECURITIES 0.1%

Carlyle Global Market Strategies Euro CLO DAC
3.404% due 11/15/2031 •	EUR	800		846

Total Ireland (Cost $970)				846

ISRAEL 0.4%

CORPORATE BONDS & NOTES 0.1%

Bank Leumi Le-Israel BM
7.129% due 07/18/2033 •(i)		$2,400		2,335

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%

Israel Government International Bond
1.500% due 11/30/2023	ILS	20,700	$	5,651

Total Israel (Cost $8,407)				7,986

IVORY COAST 0.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Republic of Cote d’lvoire
7.985% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	3,120		3,198

Total Ivory Coast (Cost $3,689)				3,198

JERSEY, CHANNEL ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%

Corsair International Ltd.
7.772% due 01/28/2027 •	EUR	6,600		7,051
8.122% due 01/28/2029 •		2,600		2,763

Total Jersey, Channel Islands (Cost $10,300)				9,814

KAZAKHSTAN 0.0%

CORPORATE BONDS & NOTES 0.0%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	340,250		729

Total Kazakhstan (Cost $1,040)				729

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		$341		339

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		741		439

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 ^(c)(i)		700		234

Total Luxembourg (Cost $1,613)				1,012

MALAYSIA 5.8%

SOVEREIGN ISSUES 5.8%

Malaysia Government International Bond
2.632% due 04/15/2031	MYR	13,510		2,795
3.582% due 07/15/2032		14,500		3,211
3.733% due 06/15/2028		30,210		6,888
3.757% due 05/22/2040		17,005		3,641

24	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.885% due 08/15/2029	MYR	25,840	$	5,873
4.065% due 06/15/2050		49,107		10,530
4.254% due 05/31/2035		24,738		5,683
4.504% due 04/30/2029		6,310		1,486
4.696% due 10/15/2042		2,199		533
4.762% due 04/07/2037		52,130		12,564

Malaysia Government Investment Issue
3.422% due 09/30/2027		16,880		3,803
3.447% due 07/15/2036		21,810		4,579
3.465% due 10/15/2030		35,270		7,773
3.990% due 10/15/2025		29,388		6,774
4.130% due 07/09/2029		17,150		3,949
4.193% due 10/07/2032		33,251		7,696
4.258% due 07/26/2027		13,870		3,229
4.417% due 09/30/2041		26,854		6,225

Total Malaysia (Cost $93,766)				97,232

		SHARES
MEXICO 11.9%

COMMON STOCKS 0.0%

Hipotecaria Su Casita SA de CV «(d)		742,577		0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.3%

Petroleos Mexicanos
10.000% due 02/07/2033 (l)	USD	4,700		4,509

SOVEREIGN ISSUES 11.6%

Mexico Government International Bond
5.000% due 03/06/2025	MXN	641,000		32,287
5.500% due 03/04/2027		1,049,000		51,350

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.750% due 03/05/2026	MXN	318,400	$	15,970
7.500% due 06/03/2027		107,800		5,683
7.500% due 05/26/2033		105,200		5,318
7.750% due 05/29/2031		302,900		15,768
7.750% due 11/13/2042		521,800		25,389
8.000% due 11/07/2047		143,300		7,120
8.500% due 05/31/2029		563,300		30,808
8.500% due 11/18/2038		32,500		1,728
10.000% due 11/20/2036		29,100		1,770

				193,191

Total Mexico (Cost $187,738)				197,700

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Republic of Angola Via Avenir BV
9.687% (US0006M + 4.500%) due 12/07/2023 ~		$2,480		2,511
12.638% (US0006M + 7.500%) due 07/03/2023 ~		2,142		2,158

Total Netherlands (Cost $4,608)				4,669

NIGERIA 0.2%

CORPORATE BONDS & NOTES 0.2%

BOI Finance BV
7.500% due 02/16/2027	EUR	3,900		3,291

Total Nigeria (Cost $4,456)				3,291

PANAMA 0.2%

SOVEREIGN ISSUES 0.2%

Panama Government International Bond
6.400% due 02/14/2035		$1,700		1,776
6.853% due 03/28/2054		1,400		1,439

Total Panama (Cost $3,133)				3,215

PERU 2.5%

CORPORATE BONDS & NOTES 0.3%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	19,300		4,832

SOVEREIGN ISSUES 2.2%

Fondo MIVIVIENDA SA
7.000% due 02/14/2024		39,400		10,342

Peru Government International Bond
5.350% due 08/12/2040		30,200		6,313

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.400% due 08/12/2034	PEN	10,900	$	2,439
6.150% due 08/12/2032		30,400		7,407
6.900% due 08/12/2037		40,000		9,996
6.950% due 08/12/2031		1,000		259

				36,756

Total Peru (Cost $46,313)				41,588

PHILIPPINES 0.1%

SOVEREIGN ISSUES 0.1%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	54,000		981

Total Philippines (Cost $1,253)				981

POLAND 6.9%

SOVEREIGN ISSUES 6.9%

Poland Government International Bond
1.250% due 10/25/2030 (l)	PLN	12,905		2,152
1.750% due 04/25/2032 (l)		17,800		2,927
2.500% due 07/25/2027 (l)		16,400		3,311
2.750% due 04/25/2028 (l)		297,279		59,432
2.750% due 10/25/2029 (l)		70,300		13,524
3.750% due 05/25/2027 (l)		40,200		8,577
4.875% due 10/04/2033 (a)		$1,900		1,894
5.500% due 04/04/2053 (a)		1,900		1,928
6.000% due 10/25/2033 (l)	PLN	33,600		7,757
7.500% due 07/25/2028 (l)		53,600		13,209

Total Poland (Cost $115,971)				114,711

QATAR 0.6%

CORPORATE BONDS & NOTES 0.0%

QNB Finance Ltd.
6.900% due 01/23/2025 «	IDR	100,000		7

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		$9,500		9,488

Total Qatar (Cost $9,468)				9,495

ROMANIA 5.0%

SOVEREIGN ISSUES 5.0%

Romania Government International Bond
3.650% due 07/28/2025	RON	26,700		5,440

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.700% due 11/25/2024	RON	27,900	$	5,825
4.150% due 01/26/2028		68,600		13,195
4.250% due 04/28/2036		25,400		4,068
4.500% due 06/17/2024		149,300		31,956
4.750% due 10/11/2034		27,400		4,768
4.850% due 07/25/2029		36,200		6,966
5.000% due 09/27/2026	EUR	4,300		4,662
5.000% due 02/12/2029	RON	10,300		2,020
6.625% due 09/27/2029	EUR	4,200		4,660

Total Romania (Cost $92,829)				83,560

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
1.125% due 11/20/2027 «	EUR	300		19
5.100% due 03/28/2035 «		$1,200		72
7.700% due 03/23/2033 ^«(c)	RUB	889,000		687

Total Russia (Cost $12,029)				778

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
4.500% due 08/20/2032	RSD	345,400		2,715

Total Serbia (Cost $3,843)				2,715

SOUTH AFRICA 12.1%

CORPORATE BONDS & NOTES 1.2%

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	196,700		10,969

Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (f)		143,600		4,130
0.000% due 12/31/2032 (f)		363,100		4,323

Transnet SOC Ltd.
10.000% due 03/30/2029		10,500		573

				19,995

SOVEREIGN ISSUES 10.9%

South Africa Government International Bond
6.250% due 03/31/2036 (l)		292,400		11,035
6.500% due 02/28/2041 (l)		500		18
7.000% due 02/28/2031 (l)		225,127		10,469
8.000% due 01/31/2030 (l)		226,150		11,572
8.250% due 03/31/2032 (l)		282,400		13,847

26	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
8.500% due 01/31/2037 (l)	ZAR	456,000	$	20,630
8.750% due 01/31/2044 (l)		425,300		18,514
8.875% due 02/28/2035 (l)		149,400		7,201
9.000% due 01/31/2040 (l)		489,800		22,388
10.500% due 12/21/2026 (l)		1,097,900		65,661

				181,335

Total South Africa (Cost $236,188)				201,330

SOUTH KOREA 0.3%

SOVEREIGN ISSUES 0.3%

Korea National Oil Corp.
4.750% due 04/03/2026 (a)		$4,200		4,178

Total South Korea (Cost $4,177)				4,178

SUPRANATIONAL 3.4%

CORPORATE BONDS & NOTES 3.4%

Asian Development Bank
4.700% due 03/12/2024	MXN	34,300		1,771

Asian Infrastructure Investment Bank
4.500% due 11/04/2024	IDR	250,000		16

International Bank for Reconstruction & Development
4.500% due 04/15/2026		307,100,000		19,642
4.600% due 02/09/2026		533,000,000		34,321

International Finance Corp.
8.000% due 10/09/2023		3,500,000		236

Total Supranational (Cost $59,006)				55,986

TANZANIA 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
7.737% (EUR003M + 5.400%) due 04/26/2028 ~	EUR	4,400		4,708

Total Tanzania (Cost $5,149)				4,708

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
THAILAND 9.1%

SOVEREIGN ISSUES 9.1%

Thailand Government International Bond
1.585% due 12/17/2035	THB	151,692	$	3,973
2.000% due 12/17/2031		204,923		5,853
2.000% due 06/17/2042		71,760		1,844
2.350% due 06/17/2026		1,663,006		49,340
2.650% due 06/17/2028		1,169,655		35,304
2.875% due 06/17/2046		23,000		661
3.300% due 06/17/2038		186,191		5,817
3.350% due 06/17/2033		452,798		14,400
3.390% due 06/17/2037		44,800		1,424
3.400% due 06/17/2036		399,193		12,691
3.450% due 06/17/2043		375,894		11,970
4.875% due 06/22/2029		221,118		7,509

Total Thailand (Cost $145,528)				150,786

TURKEY 0.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

SOCAR Turkey Enerji AS
6.553% (EUR003M + 3.450%) due 08/11/2026 «~	EUR	7,300		7,620

Total Turkey (Cost $8,579)				7,620

UNITED ARAB EMIRATES 0.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

NMC Opco Ltd.
10.647% (LIBOR03M + 6.000%) due 03/25/2027 «~	AED	18,776		5,125
10.818% (LIBOR03M + 6.000%) due 03/25/2027 «~		14,082		3,844

Total United Arab Emirates (Cost $9,102)				8,969

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
UNITED KINGDOM 0.5%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Canada Square Funding PLC
4.717% due 01/17/2059 •	GBP	1,767	$	2,144

Polaris PLC
5.409% due 05/27/2057 •		287		355

RMAC PLC
4.970% due 06/12/2046 •		1,198		1,477

Rochester Financing PLC
4.870% due 12/18/2044 •		1,644		1,997

Stratton Mortgage Funding PLC
5.051% (SONIO/N + 0.900%) due 03/12/2052 ~		455		557

Tower Bridge Funding PLC
4.891% due 12/20/2063 •		1,273		1,554

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)		0		714

Total United Kingdom (Cost $7,964)				8,798

UNITED STATES 6.9%

ASSET-BACKED SECURITIES 4.6%

ACE Securities Corp. Home Equity Loan Trust
5.865% due 04/25/2035 •		$1,292		1,237

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.820% due 07/25/2035 •		1,800		1,699

Bear Stearns Asset-Backed Securities Trust
5.685% due 08/25/2036 •		1,096		1,057
5.745% due 03/25/2034 •		523		508

Countrywide Asset-Backed Certificates Trust
5.430% due 06/25/2036 •		3,500		3,285

Credit-Based Asset Servicing & Securitization LLC
3.331% due 08/25/2035 •		1,586		1,380
4.737% due 07/25/2037 ~		11		7

Credit-Based Asset Servicing and Securitization LLC
6.120% due 03/25/2046 ~		4,631		4,497

Fieldstone Mortgage Investment Trust
5.225% due 05/25/2036 •		1,672		1,128

First Franklin Mortgage Loan Trust
5.145% due 08/25/2036 •		6,618		6,086
5.155% due 10/25/2036 •		2,000		1,579

GSAMP Trust
4.935% due 01/25/2037 •		986		589
5.145% due 12/25/2036 •		1,368		1,285
5.670% due 05/25/2034 •		2,356		2,096

Home Equity Mortgage Loan Asset-Backed Trust
5.325% due 08/25/2036 •		1,300		1,121

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Corp.
5.430% due 05/25/2035 •	$2,499	$	2,438

JP Morgan Mortgage Acquisition Trust
5.115% due 07/25/2036 •	3,638		3,021

Lehman XS Trust
5.047% due 01/25/2036 ^þ	3,225		3,017

Merrill Lynch Mortgage Investors Trust
5.595% due 09/25/2035 •	1,894		1,765

Morgan Stanley ABS Capital, Inc. Trust
5.775% due 07/25/2035 ~	2,583		2,479

Morgan Stanley Mortgage Loan Trust
5.325% due 12/25/2036 •	3,319		1,303
6.521% due 11/25/2036 ^•	227		84

New Century Home Equity Loan Trust
5.005% due 08/25/2036 •	1,576		1,502
5.490% due 12/25/2035 •	6,000		5,642

NovaStar Mortgage Funding Trust
5.595% due 06/25/2034 •	4,407		4,186

OneMain Financial Issuance Trust
4.130% due 05/14/2035	7,300		7,061

Option One Mortgage Loan Trust
5.065% due 04/25/2037 •	400		272

Residential Asset Mortgage Products Trust
6.000% due 02/25/2035 •	1,655		1,609

Saxon Asset Securities Trust
5.245% due 09/25/2047 •	3,689		3,354

Securitized Asset-Backed Receivables LLC Trust
2.859% due 01/25/2036 ^þ	1,802		1,417

Structured Asset Securities Corp. Mortgage Loan Trust
5.065% due 10/25/2037 •	5,605		3,792

WaMu Asset-Backed Certificates WaMu Trust
5.085% due 05/25/2037 •	4,955		4,046

Wells Fargo Home Equity Asset-Backed Securities Trust
5.485% due 03/25/2037 •	2,000		1,729

			76,271

	SHARES
COMMON STOCKS 0.0%

Constellation Oil ‘B’ «(d)(j)	823,266		89

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.1%

Rio Oil Finance Trust
9.250% due 07/06/2024	$1,471		1,488
9.750% due 01/06/2027	418		434

			1,922

28	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Ecopetrol SA
TBD% due 08/17/2024 «µ	$7,700	$	7,458

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	486		428

Angel Oak Mortgage Trust
0.909% due 01/25/2066 ~	4,001		3,352

Banc of America Funding Trust
3.257% due 03/20/2036 ~	18		16

BCAP LLC Trust
3.000% due 05/26/2037 ~	2,291		1,994
5.185% due 01/25/2037 ^•	177		158

Bear Stearns Adjustable Rate Mortgage Trust
3.957% due 01/25/2035 ~	3		3
4.594% due 02/25/2036 ^~	38		33

Bear Stearns ALT-A Trust
3.690% due 08/25/2036 ^~	280		190
3.731% due 04/25/2037 ~	7,325		5,333

Citigroup Mortgage Loan Trust
3.748% due 07/25/2046 ^~	27		24
3.890% due 09/25/2037 ^~	2,945		2,520
4.322% due 03/25/2034 ~	6		6

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	52		45

Countrywide Alternative Loan Trust
5.125% due 04/25/2047 •	5,893		5,037

Countrywide Home Loan Mortgage Pass-Through Trust
3.631% due 09/25/2047 ^~	16		14

Countrywide Home Loan Reperforming REMIC Trust
5.082% due 11/25/2034 •	212		199

GreenPoint Mortgage Funding Trust
5.285% due 06/25/2045 •	77		70

GSMPS Mortgage Loan Trust
5.195% due 01/25/2036 •	215		175

GSR Mortgage Loan Trust
3.959% due 11/25/2035 ^~	57		33

HarborView Mortgage Loan Trust
3.458% due 08/19/2036 ^~	3		3
5.138% due 10/19/2035 •	317		177
5.141% due 01/19/2038 •	3,922		3,401

Impac CMB Trust
5.485% due 03/25/2035 •	85		76
5.730% due 01/25/2033 þ	349		345

IndyMac INDX Mortgage Loan Trust
5.205% due 02/25/2037 ^•	316		272
5.205% due 02/25/2037 •	625		585
5.485% due 07/25/2045 •	113		92

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

JP Morgan Mortgage Trust
3.702% due 06/25/2036 ^~	$208	$	150

JP Morgan Resecuritization Trust
2.500% due 03/25/2056	292		276

Luminent Mortgage Trust
5.205% due 12/25/2036 ^•	13		12

Morgan Stanley Mortgage Loan Trust
5.008% due 06/25/2036 ~	8		7

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.340% due 06/25/2036 þ	8,271		2,349

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~	927		789
5.326% due 02/25/2036 ^~	94		73

Residential Asset Securitization Trust
5.245% due 01/25/2046 ^•	130		41

Sequoia Mortgage Trust
3.132% due 01/20/2047 ^~	19		13

Structured Adjustable Rate Mortgage Loan Trust
4.486% due 03/25/2036 ^~	42		30
4.538% due 01/25/2035 ^•	32		27

Structured Asset Mortgage Investments Trust
4.995% due 02/25/2037 •	1,112		967

TBW Mortgage-Backed Trust
6.540% due 01/25/2037 ^þ	1,315		325

Thornburg Mortgage Securities Trust
6.357% due 06/25/2047 ^•	325		266

WaMu Mortgage Pass-Through Certificates Trust
3.162% due 01/25/2037 ^~	46		40
3.518% due 12/25/2036 ^~	30		25
3.754% due 09/25/2036 ^~	40		35
5.215% due 05/25/2034 •	222		205

Wells Fargo Mortgage-Backed Securities Trust
4.479% due 10/25/2036 ~	543		491

			30,702

U.S. GOVERNMENT AGENCIES 0.0%

Uniform Mortgage-Backed Security
4.000% due 02/01/2049	25		25

	SHARES
WARRANTS 0.0%

Constellation Oil Class ‘D’ - Exp. 06/10/2071 «(j)	1		0

Total United States (Cost $125,295)			116,467

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
URUGUAY 0.5%

SOVEREIGN ISSUES 0.5%

Uruguay Government International Bond
3.700% due 06/26/2037 (g)	UYU	117,205	$	3,125
3.875% due 07/02/2040 (g)		196,993		5,406

Total Uruguay (Cost $8,557)				8,531

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
13.000% due 01/25/2031	ZMW	147,700		3,782

Total Zambia (Cost $4,088)				3,782

SHORT-TERM INSTRUMENTS 3.5%

CERTIFICATES OF DEPOSIT 1.1%

Banco Bilbao Vizcaya Argentaria Colombia SA
14.215% due 01/13/2024	COP	5,111,000		1,086
16.412% due 04/25/2024		183,000		38
18.565% due 01/11/2024		5,110,000		1,122

Banco Davivienda SA
15.389% due 02/21/2024 «		5,100,000		1,136

Bancolombia SA
5.917% due 01/27/2024		11,707,500		2,380
8.711% due 04/04/2023		13,317,300		2,857
13.189% due 08/04/2023		23,500,000		5,043
14.460% due 02/25/2024		4,230,000		903
15.815% due 05/12/2023		4,128,700		889
17.076% due 10/06/2023		3,367,000		737
17.290% due 10/02/2023		8,404,600		1,841

				18,032

REPURCHASE AGREEMENTS (k) 1.3%
				22,431

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY BILLS 1.1%
4.555% due 04/25/2023 - 05/25/2023 (e)(f)(n)(p)	$18,990	$	18,898

Total Short-Term Instruments (Cost $58,734)			59,361

Total Investments in Securities (Cost $1,893,624)			1,800,485

	SHARES
INVESTMENTS IN AFFILIATES 2.7%

SHORT-TERM INSTRUMENTS 2.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.7%

PIMCO Short Asset Portfolio	3,156,871		30,300

PIMCO Short-Term Floating NAV Portfolio III	1,554,864		15,116

Total Short-Term Instruments (Cost $46,727)			45,416

Total Investments in Affiliates (Cost $46,727)			45,416

Total Investments 111.0% (Cost $1,940,351)		$	1,845,901

Financial Derivative Instruments (m)(o) 0.4% (Cost or Premiums, net $(716))			6,052

Other Assets and Liabilities, net (11.4)%			(189,896)

Net Assets 100.0%		$	1,662,057

30	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$89	$89	0.01%
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00

		$89	$89	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$22,431	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(22,880)	$22,431	$22,432

Total Repurchase Agreements						$(22,880)	$22,431	$22,432

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	7.000%	12/09/2022	TBD	(3)	PLN	(38,812)	$(9,188)
	7.050	03/03/2023	TBD	(3)		(145,598)	(33,929)
BRC	7.000	10/04/2022	TBD	(3)		(11,014)	(2,636)
	7.000	03/02/2023	08/04/2024			(243,128)	(56,666)
	8.250	03/03/2023	TBD	(3)	ZAR	(653,248)	(36,922)
	8.250	03/17/2023	TBD	(3)		(116,984)	(6,594)
	8.250	03/17/2023	TBD	(3)		(503,921)	(28,403)
	8.250	03/31/2023	TBD	(3)		(294)	(16)
	16.800	03/17/2023	TBD	(3)	HUF	(2,153,508)	(6,194)
MBC	8.050	02/14/2023	TBD	(3)	ZAR	(360,236)	(20,428)
	8.100	03/23/2023	TBD	(3)		(192,564)	(10,840)
	8.150	02/21/2023	TBD	(3)		(634,701)	(35,945)
	8.150	02/24/2023	TBD	(3)		(95,288)	(5,393)
	8.150	03/02/2023	TBD	(3)		(102,475)	(5,793)
MEI	7.000	01/04/2023	TBD	(3)	PLN	(13,283)	(3,129)
NOM	5.100	03/24/2023	TBD	(3)		$(7,203)	(7,214)
	5.150	03/24/2023	TBD	(3)		(3,079)	(3,083)

Total Reverse Repurchase Agreements							$(272,373)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(43,117)	$0	$(43,117)	$44,039	$922
BRC	0	(137,431)	0	(137,431)	143,864	6,433
FICC	22,432	0	0	22,432	(22,880)	(448)
MBC	0	(78,399)	0	(78,399)	82,060	3,661
MEI	0	(3,129)	0	(3,129)	3,218	89
NOM	0	(10,297)	0	(10,297)	12,883	2,586

Total Borrowings and Other Financing Transactions	$22,432	$(272,373)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(6,331)	$(6,331)
Sovereign Issues	0	0	0	(266,042)	(266,042)

Total Borrowings	$0	$0	$0	$(272,373)	$(272,373)

Payable for reverse repurchase agreements					$(272,373)

32	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

(l)	Securities with an aggregate market value of $286,831 and cash of $506 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(135,083) at a weighted average interest rate of 6.507%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$110.500	04/21/2023	28	$28	$(10)	$(1)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	101	101	(54)	(10)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	34	34	(14)	(5)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	28	28	(18)	(13)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	34	34	(22)	(7)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	101	101	(92)	(14)

Total Written Options					$(210)	$(50)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	33	$4,862	$145	$22	$(23)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2023	73	$(9,332)	$(212)	$38	$(24)
U.S. Treasury 10-Year Note June Futures	06/2023	75	(8,619)	(175)	0	(26)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	13	(1,835)	(27)	0	(17)

				$(414)	$38	$(67)

Total Futures Contracts				$(269)	$60	$(90)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2023	0.909%	EUR	1,100	$1	$0	$1	$1	$0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406		$400	3	(2)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.423		1,100	8	(3)	5	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.720		100	(1)	2	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		4,900	(19)	57	38	6	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.833		200	(4)	5	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.267		1,700	(81)	91	10	0	0

							$(93)	$150	$57	$7	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day INR-MIBOR Compounded-OIS	6.750%	Semi-Annual	03/15/2028	INR	2,714,484	$115	$532	$647	$0	$(38)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		1,841,470	1,158	(939)	219	42	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		$73,300	(401)	452	51	0	(227)
Receive	1-Year BRL-CDI	4.720	Maturity	01/02/2024	BRL	379,500	2,326	7,540	9,866	22	0
Pay	1-Year BRL-CDI	4.870	Maturity	01/02/2024		360,900	(717)	(8,223)	(8,940)	0	(21)
Receive	1-Year BRL-CDI	5.100	Maturity	01/02/2024		119,100	57	2,790	2,847	7	0
Receive	1-Year BRL-CDI	5.135	Maturity	01/02/2024		55,100	0	1,417	1,417	3	0
Receive	1-Year BRL-CDI	5.160	Maturity	01/02/2024		171,600	0	4,053	4,053	10	0
Pay	1-Year BRL-CDI	5.680	Maturity	01/02/2024		429,300	619	(8,163)	(7,544)	0	(24)
Pay	1-Year BRL-CDI	6.090	Maturity	01/02/2024		27,800	0	(583)	(583)	0	(2)
Pay	1-Year BRL-CDI	7.310	Maturity	01/02/2024		35,100	0	(618)	(618)	0	(2)
Pay	1-Year BRL-CDI	7.775	Maturity	01/02/2024		100,700	0	(1,589)	(1,589)	0	(6)
Receive	1-Year BRL-CDI	7.790	Maturity	01/02/2024		37,400	(20)	605	585	2	0
Pay	1-Year BRL-CDI	9.105	Maturity	01/02/2024		85,800	0	(952)	(952)	0	(5)
Pay	1-Year BRL-CDI	9.660	Maturity	01/02/2024		73,000	0	(722)	(722)	0	(4)
Pay	1-Year BRL-CDI	9.745	Maturity	01/02/2024		100,600	0	(925)	(925)	0	(5)
Pay	1-Year BRL-CDI	9.780	Maturity	01/02/2024		103,900	0	(964)	(964)	0	(5)
Pay	1-Year BRL-CDI	9.880	Maturity	01/02/2024		71,100	64	(664)	(600)	0	(4)
Pay	1-Year BRL-CDI	10.665	Maturity	01/02/2024		5,200	0	(37)	(37)	0	0
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024		20,000	0	(135)	(135)	0	(1)
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024		168,700	0	(1,100)	(1,100)	0	(9)
Pay	1-Year BRL-CDI	10.898	Maturity	01/02/2024		170,500	0	(1,095)	(1,095)	0	(9)
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024		12,550	0	(74)	(74)	0	(1)
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024		39,400	0	(220)	(220)	0	(2)
Pay	1-Year BRL-CDI	11.148	Maturity	01/02/2024		9,900	0	(52)	(52)	0	(1)
Receive	1-Year BRL-CDI	11.505	Maturity	01/02/2024		122,800	0	547	547	6	0
Receive	1-Year BRL-CDI	11.530	Maturity	01/02/2024		405,200	0	1,773	1,773	20	0
Receive	1-Year BRL-CDI	11.535	Maturity	01/02/2024		134,100	0	585	585	7	0
Receive	1-Year BRL-CDI	11.540	Maturity	01/02/2024		469,300	1,595	443	2,038	24	0
Receive	1-Year BRL-CDI	11.543	Maturity	01/02/2024		122,800	0	532	532	6	0
Pay	1-Year BRL-CDI	12.290	Maturity	01/02/2024		139,100	0	(96)	(96)	0	(7)
Pay	1-Year BRL-CDI	13.995	Maturity	01/02/2024		297,300	0	333	333	0	(14)
Receive	1-Year BRL-CDI	12.350	Maturity	07/01/2024		206,200	0	73	73	24	0
Receive	1-Year BRL-CDI	12.490	Maturity	07/01/2024		224,500	0	23	23	26	0

34	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	12.595%	Maturity	07/01/2024	BRL	184,300	$0	$34	$34	$0	$(21)
Pay	1-Year BRL-CDI	13.080	Maturity	07/01/2024		453,800	0	450	450	0	(52)
Pay	1-Year BRL-CDI	5.710	Maturity	01/02/2025		37,800	0	(951)	(951)	0	(9)
Pay	1-Year BRL-CDI	6.010	Maturity	01/02/2025		30,300	0	(678)	(678)	0	(7)
Pay	1-Year BRL-CDI	6.030	Maturity	01/02/2025		19,400	1	(418)	(417)	0	(4)
Receive	1-Year BRL-CDI	6.050	Maturity	01/02/2025		140,500	692	2,395	3,087	31	0
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2025		101,500	0	(2,012)	(2,012)	0	(22)
Pay	1-Year BRL-CDI	6.710	Maturity	01/02/2025		116,700	(103)	(1,651)	(1,754)	0	(24)
Receive	1-Year BRL-CDI	6.810	Maturity	01/02/2025		238,100	43	3,332	3,375	48	0
Receive	1-Year BRL-CDI	7.170	Maturity	01/02/2025		20,700	0	442	442	5	0
Pay	1-Year BRL-CDI	7.190	Maturity	01/02/2025		78,000	0	(1,016)	(1,016)	0	(15)
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		113,000	8	(905)	(897)	0	(21)
Pay	1-Year BRL-CDI	10.330	Maturity	01/02/2025		150,300	86	3,427	3,513	0	(15)
Receive	1-Year BRL-CDI	10.685	Maturity	01/02/2025		137,000	0	(3,121)	(3,121)	14	0
Pay	1-Year BRL-CDI	11.315	Maturity	01/02/2025		168,900	0	(745)	(745)	0	(29)
Receive	1-Year BRL-CDI	11.445	Maturity	01/02/2025		215,300	0	654	654	37	0
Receive	1-Year BRL-CDI	11.515	Maturity	01/02/2025		142,100	0	389	389	24	0
Receive	1-Year BRL-CDI	11.560	Maturity	01/02/2025		60,000	0	181	181	10	0
Receive	1-Year BRL-CDI	11.708	Maturity	01/02/2025		21,900	0	43	43	4	0
Pay	1-Year BRL-CDI	11.734	Maturity	01/02/2025		98,700	0	(222)	(222)	0	(17)
Receive	1-Year BRL-CDI	11.740	Maturity	01/02/2025		48,000	0	89	89	8	0
Receive	1-Year BRL-CDI	11.750	Maturity	01/02/2025		48,300	0	88	88	8	0
Pay	1-Year BRL-CDI	11.800	Maturity	01/02/2025		97,500	0	(197)	(197)	0	(16)
Pay	1-Year BRL-CDI	11.835	Maturity	01/02/2025		97,500	0	(185)	(185)	0	(16)
Pay	1-Year BRL-CDI	11.845	Maturity	01/02/2025		154,000	0	(227)	(227)	0	(26)
Pay	1-Year BRL-CDI	11.870	Maturity	01/02/2025		142,200	0	(198)	(198)	0	(24)
Receive	1-Year BRL-CDI	11.935	Maturity	01/02/2025		62,700	0	98	98	10	0
Receive	1-Year BRL-CDI	12.090	Maturity	01/02/2025		111,600	(13)	(21)	(34)	0	(21)
Pay	1-Year BRL-CDI	12.105	Maturity	01/02/2025		157,700	0	(221)	(221)	0	(26)
Pay	1-Year BRL-CDI	12.425	Maturity	01/02/2025		132,300	0	(22)	(22)	0	(21)
Receive	1-Year BRL-CDI	12.740	Maturity	01/02/2025		45,500	0	(73)	(73)	7	0
Pay	1-Year BRL-CDI	12.740	Maturity	01/02/2025		113,200	0	116	116	0	(18)
Receive	1-Year BRL-CDI	12.765	Maturity	01/02/2025		23,500	0	(40)	(40)	4	0
Receive	1-Year BRL-CDI	12.850	Maturity	01/02/2025		163,900	63	(297)	(234)	26	0
Pay	1-Year BRL-CDI	12.950	Maturity	01/02/2025		55,900	0	100	100	0	(9)
Receive	1-Year BRL-CDI	13.190	Maturity	01/02/2025		30,500	0	(86)	(86)	5	0
Receive	1-Year BRL-CDI	13.215	Maturity	01/02/2025		31,000	0	(90)	(90)	5	0
Receive	1-Year BRL-CDI	13.400	Maturity	01/02/2025		72,500	0	(251)	(251)	11	0
Receive	1-Year BRL-CDI	6.020	Maturity	01/04/2027		20,300	0	765	765	0	(2)
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		245,300	(2,299)	(6,151)	(8,450)	21	0
Receive	1-Year BRL-CDI	6.180	Maturity	01/04/2027		31,200	37	1,024	1,061	0	(3)
Receive	1-Year BRL-CDI	6.245	Maturity	01/04/2027		130,200	(120)	4,689	4,569	0	(11)
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	796	796	0	(2)
Pay	1-Year BRL-CDI	6.350	Maturity	01/04/2027		81,700	0	(3,047)	(3,047)	7	0
Pay	1-Year BRL-CDI	6.450	Maturity	01/04/2027		114,200	(954)	(2,606)	(3,560)	9	0
Receive	1-Year BRL-CDI	6.500	Maturity	01/04/2027		44,500	1,434	(1)	1,433	0	(4)
Receive	1-Year BRL-CDI	6.510	Maturity	01/04/2027		86,200	0	2,633	2,633	0	(7)
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		35,000	(153)	1,178	1,025	0	(3)
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		18,600	0	563	563	0	(1)
Receive	1-Year BRL-CDI	6.550	Maturity	01/04/2027		51,800	0	1,532	1,532	0	(4)
Pay	1-Year BRL-CDI	6.950	Maturity	01/04/2027		13,000	5	(320)	(315)	1	0
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		58,900	0	(1,403)	(1,403)	4	0
Pay	1-Year BRL-CDI	7.115	Maturity	01/04/2027		60,400	0	(1,363)	(1,363)	4	0
Receive	1-Year BRL-CDI	7.170	Maturity	01/04/2027		104,600	3	2,272	2,275	0	(7)
Pay	1-Year BRL-CDI	7.305	Maturity	01/04/2027		28,000	0	(576)	(576)	2	0
Pay	1-Year BRL-CDI	7.650	Maturity	01/04/2027		23,000	0	(440)	(440)	1	0
Receive	1-Year BRL-CDI	7.770	Maturity	01/04/2027		113,500	0	2,971	2,971	0	(8)
Pay	1-Year BRL-CDI	7.800	Maturity	01/04/2027		18,000	25	(294)	(269)	1	0
Pay	1-Year BRL-CDI	8.355	Maturity	01/04/2027		26,900	0	(626)	(626)	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	8.450%	Maturity	01/04/2027	BRL	54,600	$14	$(1,242)	$(1,228)	$4	$0
Receive	1-Year BRL-CDI	8.635	Maturity	01/04/2027		61,100	0	385	385	0	(3)
Pay	1-Year BRL-CDI	8.640	Maturity	01/04/2027		131,800	443	(1,268)	(825)	5	0
Receive	1-Year BRL-CDI	8.750	Maturity	01/04/2027		153,500	(203)	2,989	2,786	0	(9)
Pay	1-Year BRL-CDI	8.805	Maturity	01/04/2027		22,500	0	(460)	(460)	1	0
Pay	1-Year BRL-CDI	9.250	Maturity	01/04/2027		40,600	(2)	(696)	(698)	2	0
Pay	1-Year BRL-CDI	9.600	Maturity	01/04/2027		70,800	(4)	523	519	1	0
Pay	1-Year BRL-CDI	10.000	Maturity	01/04/2027		20,000	(5)	(233)	(238)	1	0
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027		30,600	0	(343)	(343)	2	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		8,500	0	(102)	(102)	0	0
Receive	1-Year BRL-CDI	10.300	Maturity	01/04/2027		129,700	7	(1,505)	(1,498)	0	(2)
Pay	1-Year BRL-CDI	10.995	Maturity	01/04/2027		65,600	0	(462)	(462)	3	0
Pay	1-Year BRL-CDI	11.020	Maturity	01/04/2027		52,000	0	(358)	(358)	2	0
Pay	1-Year BRL-CDI	11.045	Maturity	01/04/2027		63,700	0	(428)	(428)	3	0
Pay	1-Year BRL-CDI	11.048	Maturity	01/04/2027		98,900	0	(663)	(663)	4	0
Pay	1-Year BRL-CDI	11.050	Maturity	01/04/2027		70,400	0	(471)	(471)	3	0
Pay	1-Year BRL-CDI	11.055	Maturity	01/04/2027		64,200	0	(427)	(427)	3	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/04/2027		65,600	0	(433)	(433)	3	0
Pay	1-Year BRL-CDI	11.080	Maturity	01/04/2027		77,200	0	(520)	(520)	3	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/04/2027		148,000	(1,054)	114	(940)	6	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		40,000	0	(226)	(226)	2	0
Pay	1-Year BRL-CDI	12.090	Maturity	01/04/2027		6,100	0	3	3	0	0
Pay	1-Year BRL-CDI	12.091	Maturity	01/04/2027		5,800	0	3	3	0	0
Receive	1-Year BRL-CDI	12.525	Maturity	01/04/2027		41,200	0	(66)	(66)	0	(1)
Receive	1-Year BRL-CDI	12.533	Maturity	01/02/2029		64,300	0	(70)	(70)	0	(10)
Pay	1-Year BRL-CDI	12.684	Maturity	01/02/2029		74,700	0	140	140	11	0
Pay	1-Year BRL-CDI	12.746	Maturity	01/02/2029		82,000	0	180	180	12	0
Receive	1-Year BRL-CDI	13.218	Maturity	01/02/2029		177,800	0	(832)	(832)	0	(23)
Pay	3-Month CNY-CNREPOFIX	1.955	Quarterly	09/16/2025	CNY	39,770	(98)	16	(82)	2	0
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	12/16/2025		41,900	(17)	25	8	3	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027		186,830	84	(313)	(229)	0	(6)
Pay	3-Month CNY-CNREPOFIX	2.250	Quarterly	12/21/2027		124,450	(416)	(19)	(435)	1	0
Pay	3-Month CNY-CNREPOFIX	2.750	Quarterly	03/15/2028		110,670	(83)	44	(39)	2	0
Receive	3-Month COP-IBR Compounded-OIS	7.560	Quarterly	02/14/2024	COP	31,716,300	0	278	278	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.950	Quarterly	12/19/2024		35,177,100	0	57	57	1	0
Receive	3-Month COP-IBR Compounded-OIS	6.885	Quarterly	01/31/2025		47,566,000	0	666	666	3	0
Receive	3-Month COP-IBR Compounded-OIS	7.500	Quarterly	02/15/2025		23,987,000	0	269	269	1	0
Receive	3-Month COP-IBR Compounded-OIS	7.855	Quarterly	02/22/2025		59,669,600	0	574	574	1	0
Pay	3-Month COP-IBR Compounded-OIS	10.550	Quarterly	03/17/2025		93,281,500	0	130	130	4	0
Pay	3-Month COP-IBR Compounded-OIS	10.600	Quarterly	03/17/2025		31,505,800	0	50	50	1	0
Pay	3-Month COP-IBR Compounded-OIS	10.500	Quarterly	03/21/2025		146,585,500	0	188	188	4	0
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		14,823,000	0	330	330	1	0
Receive	3-Month COP-IBR Compounded-OIS	8.020	Quarterly	04/08/2025		56,805,800	0	560	560	1	0

36	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	9.470%	Quarterly	07/01/2025	COP	18,349,000	$0	$53	$53	$0	$(1)
Pay	3-Month COP-IBR Compounded-OIS	9.470	Quarterly	07/06/2025		36,811,500	0	(102)	(102)	3	0
Pay	3-Month COP-IBR Compounded-OIS	3.240	Quarterly	10/15/2025		29,337,000	0	(1,008)	(1,008)	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	11.659	Quarterly	11/15/2025		97,016,700	0	993	993	18	0
Pay	3-Month COP-IBR Compounded-OIS	10.720	Quarterly	11/18/2025		986,600	0	5	5	0	0
Receive	3-Month COP-IBR Compounded-OIS	10.990	Quarterly	11/21/2025		21,862,000	0	(150)	(150)	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	11.030	Quarterly	11/21/2025		21,424,800	0	(151)	(151)	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	4.040	Quarterly	11/26/2025		30,546,000	0	883	883	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	4.075	Quarterly	11/26/2025		12,151,300	0	349	349	0	0
Receive	3-Month COP-IBR Compounded-OIS	4.090	Quarterly	11/26/2025		7,395,000	0	212	212	0	0
Pay	3-Month COP-IBR Compounded-OIS	4.651	Quarterly	11/26/2025		53,000,800	0	(1,364)	(1,364)	2	0
Receive	3-Month COP-IBR Compounded-OIS	4.690	Quarterly	11/26/2025		13,228,400	0	338	338	0	0
Pay	3-Month COP-IBR Compounded-OIS	5.670	Quarterly	11/26/2025		38,457,600	0	(788)	(788)	2	0
Receive	3-Month COP-IBR Compounded-OIS	8.720	Quarterly	11/26/2025		57,572,400	0	274	274	0	(7)
Receive	3-Month COP-IBR Compounded-OIS	9.177	Quarterly	11/26/2025		12,759,100	0	31	31	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	9.270	Quarterly	11/26/2025		44,689,000	0	86	86	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	9.310	Quarterly	11/26/2025		27,603,800	0	47	47	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	10.110	Quarterly	11/26/2025		15,225,000	0	(37)	(37)	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	10.450	Quarterly	11/26/2025		83,963,500	0	350	350	14	0
Pay	3-Month COP-IBR Compounded-OIS	10.470	Quarterly	11/26/2025		73,253,100	0	313	313	12	0
Pay	3-Month COP-IBR Compounded-OIS	10.500	Quarterly	11/26/2025		36,418,600	0	161	161	6	0
Receive	3-Month COP-IBR Compounded-OIS	12.050	Quarterly	11/26/2025		32,942,000	0	(409)	(409)	0	(7)
Receive	3-Month COP-IBR Compounded-OIS	3.125	Quarterly	01/15/2026		8,804,000	0	324	324	0	0
Receive	3-Month COP-IBR Compounded-OIS	3.060	Quarterly	02/05/2026		13,065,000	156	321	477	0	0
Receive	3-Month COP-IBR Compounded-OIS	7.660	Quarterly	08/26/2026		20,500,000	0	209	209	0	(3)
Receive	3-Month COP-IBR Compounded-OIS	7.860	Quarterly	08/26/2026		14,905,300	0	133	133	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	9.055	Quarterly	08/26/2026		18,837,500	0	26	26	0	(3)
Pay	3-Month COP-IBR Compounded-OIS	5.780	Quarterly	10/04/2026		23,259,300	0	(566)	(566)	2	0
Pay	3-Month COP-IBR Compounded-OIS	5.880	Quarterly	10/13/2026		8,500,000	0	(199)	(199)	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	6.640%	Quarterly	01/11/2027	COP	40,571,200	$0	$758	$758	$0	$(4)
Receive	3-Month COP-IBR Compounded-OIS	6.705	Quarterly	01/11/2027		36,319,600	0	662	662	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	7.040	Quarterly	01/25/2027		6,295,500	0	98	98	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	7.130	Quarterly	01/31/2027		17,136,000	0	252	252	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	7.140	Quarterly	02/01/2027		32,209,700	0	470	470	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	7.080	Quarterly	02/02/2027		9,409,900	0	141	141	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	7.585	Quarterly	02/14/2027		37,305,000	0	(414)	(414)	4	0
Pay	3-Month COP-IBR Compounded-OIS	8.200	Quarterly	03/11/2027		44,051,000	0	(267)	(267)	5	0
Pay	3-Month COP-IBR Compounded-OIS	8.240	Quarterly	03/15/2027		17,281,500	0	(99)	(99)	2	0
Pay	3-Month COP-IBR Compounded-OIS	8.560	Quarterly	03/30/2027		4,965,500	0	(16)	(16)	1	0
Pay	3-Month COP-IBR Compounded-OIS	8.686	Quarterly	03/30/2027		29,556,300	0	(66)	(66)	3	0
Pay	3-Month COP-IBR Compounded-OIS	8.320	Quarterly	03/31/2027		11,455,000	0	(55)	(55)	0	(20)
Receive	3-Month COP-IBR Compounded-OIS	7.890	Quarterly	04/08/2027		22,333,800	0	216	216	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	7.913	Quarterly	04/08/2027		34,375,800	0	326	326	0	(3)
Receive	3-Month COP-IBR Compounded-OIS	7.940	Quarterly	04/08/2027		17,303,300	0	161	161	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	5.175	Quarterly	05/28/2027		7,181,000	0	(206)	(206)	0	0
Receive	3-Month COP-IBR Compounded-OIS	4.030	Quarterly	06/19/2027		12,067,300	0	441	441	1	0
Receive	3-Month COP-IBR Compounded-OIS	3.975	Quarterly	06/23/2027		11,131,100	0	411	411	1	0
Pay	3-Month COP-IBR Compounded-OIS	9.325	Quarterly	07/12/2027		61,441,000	0	108	108	1	0
Pay	3-Month COP-IBR Compounded-OIS	9.920	Quarterly	09/13/2027		45,220,000	(6)	352	346	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	3.690	Quarterly	11/03/2027		10,389,200	0	451	451	2	0
Receive	3-Month COP-IBR Compounded-OIS	6.140	Quarterly	11/03/2027		52,156,800	0	1,220	1,220	9	0
Pay	3-Month COP-IBR Compounded-OIS	6.214	Quarterly	11/03/2027		10,551,700	0	(240)	(240)	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	6.260	Quarterly	11/03/2027		20,690,000	0	463	463	4	0
Receive	3-Month COP-IBR Compounded-OIS	6.290	Quarterly	11/03/2027		20,690,000	0	458	458	4	0
Receive	3-Month COP-IBR Compounded-OIS	6.380	Quarterly	11/03/2027		5,550,600	0	119	119	1	0
Receive	3-Month COP-IBR Compounded-OIS	6.650	Quarterly	11/03/2027		36,209,000	0	695	695	6	0
Pay	3-Month COP-IBR Compounded-OIS	9.050	Quarterly	11/03/2027		603,000	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	11.353	Quarterly	11/15/2027		9,411,700	0	184	184	0	(1)

38	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month COP-IBR Compounded-OIS	10.300%	Quarterly	11/17/2027	COP	107,000	$0	$1	$1	$0	$0
Receive	3-Month COP-IBR Compounded-OIS	6.355	Quarterly	11/18/2027		5,576,100	0	118	118	1	0
Pay	3-Month COP-IBR Compounded-OIS	10.420	Quarterly	12/02/2027		18,025,300	0	220	220	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	9.800	Quarterly	01/17/2028		45,601,000	3	316	319	0	(9)
Pay	3-Month COP-IBR Compounded-OIS	9.790	Quarterly	01/20/2028		57,341,600	0	398	398	0	(11)
Pay	3-Month COP-IBR Compounded-OIS	10.130	Quarterly	01/25/2028		12,838,200	0	127	127	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	10.070	Quarterly	02/27/2028		30,058,000	0	(302)	(302)	6	0
Receive	3-Month COP-IBR Compounded-OIS	8.830	Quarterly	03/31/2028		18,761,000	0	(4)	(4)	5	0
Receive	3-Month COP-IBR Compounded-OIS	7.090	Quarterly	04/28/2028		16,249,500	0	263	263	4	0
Receive	3-Month COP-IBR Compounded-OIS	7.130	Quarterly	04/28/2028		5,743,300	0	91	91	2	0
Receive	3-Month COP-IBR Compounded-OIS	7.140	Quarterly	04/28/2028		17,230,000	0	272	272	5	0
Pay	3-Month COP-IBR Compounded-OIS	9.140	Quarterly	04/28/2028		121,766,000	0	240	240	0	(29)
Pay	3-Month COP-IBR Compounded-OIS	5.260	Quarterly	05/05/2028		18,900,000	0	(609)	(609)	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	7.380	Quarterly	01/21/2029		9,663,000	0	139	139	1	0
Pay	3-Month COP-IBR Compounded-OIS	9.970	Quarterly	11/17/2029		84,600	0	1	1	0	0
Receive	3-Month COP-IBR Compounded-OIS	10.400	Quarterly	11/21/2029		5,028,900	0	(89)	(89)	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.370	Quarterly	03/17/2030		11,427,000	0	(85)	(85)	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.423	Quarterly	03/17/2030		33,814,500	0	(271)	(271)	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	9.393	Quarterly	03/21/2030		26,668,200	0	(207)	(207)	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	9.130	Quarterly	03/23/2030		28,284,100	0	(140)	(140)	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	8.940	Quarterly	03/24/2030		41,678,000	0	(122)	(122)	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	4.340	Quarterly	07/29/2030		30,381,200	0	(1,544)	(1,544)	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	9.420	Quarterly	09/18/2030		23,211,000	0	200	200	1	0
Receive	3-Month COP-IBR Compounded-OIS	4.155	Quarterly	01/15/2031		34,133,000	1,066	831	1,897	3	0
Receive	3-Month COP-IBR Compounded-OIS	4.115	Quarterly	02/01/2031		13,423,000	0	746	746	0	0
Receive	3-Month COP-IBR Compounded-OIS	5.950	Quarterly	03/26/2031		25,411,800	0	809	809	0	0
Pay	3-Month COP-IBR Compounded-OIS	6.560	Quarterly	03/26/2031		1,950,000	0	(48)	(48)	0	0
Receive	3-Month COP-IBR Compounded-OIS	9.300	Quarterly	03/26/2031		36,385,600	0	(288)	(288)	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	9.410	Quarterly	03/26/2031		32,753,600	0	(302)	(302)	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month COP-IBR Compounded-OIS	9.830%	Quarterly	03/26/2031	COP	2,097,000	$0	$30	$30	$0	$0
Receive	3-Month COP-IBR Compounded-OIS	5.805	Quarterly	08/02/2031		7,024,000	0	255	255	0	0
Pay	3-Month COP-IBR Compounded-OIS	6.630	Quarterly	10/07/2031		3,234,000	0	(87)	(87)	0	0
Pay	3-Month COP-IBR Compounded-OIS	6.660	Quarterly	10/07/2031		1,600,000	0	(42)	(42)	0	0
Pay	3-Month COP-IBR Compounded-OIS	6.690	Quarterly	10/07/2031		1,600,000	0	(42)	(42)	0	0
Pay	3-Month COP-IBR Compounded-OIS	9.490	Quarterly	06/30/2032		5,160,300	0	59	59	1	0
Receive	3-Month COP-IBR Compounded-OIS	9.820	Quarterly	02/27/2033		18,770,000	0	(293)	(293)	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	9.930	Quarterly	03/07/2033		16,216,000	0	(280)	(280)	0	(5)
Receive	3-Month COP-IBR Compounded-OIS	9.407	Quarterly	03/21/2033		21,241,700	0	(217)	(217)	0	(6)
Receive	3-Month ILS-TELBOR	3.210	Annual	06/17/2025	ILS	30,400	(75)	45	(30)	24	0
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	74,433,000	4,957	(1,976)	2,981	111	0
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026		74,433,000	86	(3,067)	(2,981)	0	(111)
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		38,256,500	135	2,980	3,115	105	0
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		38,256,500	(2,789)	(326)	(3,115)	0	(105)
Pay	3-Month PLN-WIBOR	5.520	Annual	03/20/2026	PLN	77,000	0	(175)	(175)	0	(46)
Pay	3-Month PLN-WIBOR	5.620	Annual	03/21/2026		82,600	0	(133)	(133)	0	(49)
Receive	3-Month PLN-WIBOR	5.220	Annual	03/20/2033		26,800	0	109	109	14	0
Receive	3-Month PLN-WIBOR	5.310	Annual	03/21/2033		29,200	0	72	72	15	0
Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	1,193,150	(413)	280	(133)	22	0
Pay	3-Month ZAR-JIBAR	7.020	Quarterly	07/26/2023	ZAR	16,200	0	(3)	(3)	0	(1)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023		229,900	(254)	216	(38)	0	(13)
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		31,400	8	(4)	4	0	(5)
Pay	3-Month ZAR-JIBAR	5.255	Quarterly	07/09/2025		162,400	9	(539)	(530)	0	(57)
Pay	3-Month ZAR-JIBAR	5.105	Quarterly	12/02/2025		76,900	2	(290)	(288)	0	(27)
Receive	3-Month ZAR-JIBAR	6.200	Quarterly	03/08/2026		232,700	(53)	614	561	82	0
Pay	3-Month ZAR-JIBAR	5.757	Quarterly	04/14/2026		20,100	0	(67)	(67)	0	(8)
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		162,400	28	(588)	(560)	0	(57)
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026		55,200	0	(197)	(197)	0	(19)
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026		257,500	179	(728)	(549)	0	(89)
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	01/04/2027		134,800	(60)	(287)	(347)	0	(47)
Receive	3-Month ZAR-JIBAR	7.205	Quarterly	04/22/2027		103,200	0	147	147	32	0
Receive	3-Month ZAR-JIBAR	7.210	Quarterly	04/22/2027		79,300	0	112	112	25	0
Receive	3-Month ZAR-JIBAR	8.180	Quarterly	07/05/2027		240,300	0	(130)	(130)	74	0
Receive	3-Month ZAR-JIBAR	7.740	Quarterly	08/17/2027		148,600	239	(169)	70	40	0
Pay	3-Month ZAR-JIBAR	8.030	Quarterly	01/04/2028		30,200	0	1	1	0	(8)
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		14,200	3	13	16	2	0
Pay	3-Month ZAR-JIBAR	8.830	Quarterly	02/23/2030		64,600	0	57	57	0	(10)
Receive	6-Month CLP-CHILIBOR	6.670	Semi-Annual	04/05/2025	CLP	12,078,000	0	610	610	0	(57)
Pay	6-Month CLP-CHILIBOR	7.690	Semi-Annual	05/10/2025		3,149,000	0	(31)	(31)	19	0
Pay	6-Month CLP-CHILIBOR	7.540	Semi-Annual	06/13/2025		8,528,400	0	(67)	(67)	49	0
Pay	6-Month CLP-CHILIBOR	7.550	Semi-Annual	06/13/2025		8,556,000	0	(65)	(65)	49	0
Receive	6-Month CLP-CHILIBOR	7.550	Semi-Annual	06/23/2025		5,454,000	0	29	29	0	(31)

40	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	7.600%	Semi-Annual	06/23/2025	CLP	5,288,000	$0	$(20)	$(20)	$30	$0
Receive	6-Month CLP-CHILIBOR	8.500	Semi-Annual	07/15/2025		6,139,700	0	(179)	(179)	0	(38)
Pay	6-Month CLP-CHILIBOR	3.030	Semi-Annual	07/19/2025		9,027,900	0	(1,125)	(1,125)	104	0
Receive	6-Month CLP-CHILIBOR	8.690	Semi-Annual	07/19/2025		12,868,300	(22)	(507)	(529)	0	(159)
Pay	6-Month CLP-CHILIBOR	8.740	Semi-Annual	08/29/2025		3,532,000	0	163	163	21	0
Pay	6-Month CLP-CHILIBOR	7.214	Semi-Annual	09/21/2025		10,690,000	0	67	67	62	0
Pay	6-Month CLP-CHILIBOR	1.740	Semi-Annual	12/09/2025		3,515,000	0	(677)	(677)	19	0
Receive	6-Month CLP-CHILIBOR	6.500	Semi-Annual	12/12/2025		5,099,000	3	128	131	0	(34)
Receive	6-Month CLP-CHILIBOR	6.567	Semi-Annual	12/12/2025		2,317,000	0	50	50	0	(15)
Pay	6-Month CLP-CHILIBOR	2.580	Semi-Annual	02/05/2026		4,380,000	0	(648)	(648)	22	0
Receive	6-Month CLP-CHILIBOR	1.780	Semi-Annual	02/17/2026		4,295,000	0	742	742	0	(21)
Receive	6-Month CLP-CHILIBOR	1.785	Semi-Annual	02/17/2026		1,952,000	0	330	330	0	(11)
Receive	6-Month CLP-CHILIBOR	1.790	Semi-Annual	02/17/2026		7,481,000	0	1,290	1,290	0	(36)
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		521,000	0	71	71	0	(3)
Receive	6-Month CLP-CHILIBOR	5.260	Semi-Annual	03/01/2026		4,300,000	0	213	213	0	(23)
Pay	6-Month CLP-CHILIBOR	6.850	Semi-Annual	03/01/2026		7,305,000	0	39	39	40	0
Pay	6-Month CLP-CHILIBOR	7.265	Semi-Annual	03/07/2026		1,064,900	0	24	24	6	0
Pay	6-Month CLP-CHILIBOR	7.270	Semi-Annual	03/07/2026		9,994,000	6	208	214	56	0
Receive	6-Month CLP-CHILIBOR	2.305	Semi-Annual	03/10/2026		3,676,500	0	548	548	0	(18)
Receive	6-Month CLP-CHILIBOR	2.325	Semi-Annual	03/10/2026		2,451,100	0	364	364	0	(12)
Receive	6-Month CLP-CHILIBOR	6.860	Semi-Annual	03/18/2026		6,947,600	0	(71)	(71)	0	(39)
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		617,300	0	(125)	(125)	4	0
Receive	6-Month CLP-CHILIBOR	3.530	Semi-Annual	07/06/2026		2,555,000	0	322	322	0	(14)
Receive	6-Month CLP-CHILIBOR	3.530	Semi-Annual	08/06/2026		3,039,900	0	359	359	0	(15)
Receive	6-Month CLP-CHILIBOR	2.320	Semi-Annual	08/30/2026		1,629,900	0	256	256	0	(9)
Pay	6-Month CLP-CHILIBOR	4.660	Semi-Annual	09/14/2026		4,018,300	0	(257)	(257)	20	0
Pay	6-Month CLP-CHILIBOR	5.530	Semi-Annual	10/13/2026		2,000,000	0	(115)	(115)	12	0
Pay	6-Month CLP-CHILIBOR	4.870	Semi-Annual	11/15/2026		3,446,000	0	(281)	(281)	19	0
Receive	6-Month CLP-CHILIBOR	5.045	Semi-Annual	12/14/2026		1,657,400	0	106	106	0	(10)
Pay	6-Month CLP-CHILIBOR	2.665	Semi-Annual	01/07/2027		5,000,000	0	(837)	(837)	25	0
Pay	6-Month CLP-CHILIBOR	5.865	Semi-Annual	01/14/2027		3,149,200	0	(59)	(59)	18	0
Pay	6-Month CLP-CHILIBOR	5.890	Semi-Annual	01/14/2027		1,692,400	0	(30)	(30)	10	0
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/22/2027		6,630,000	0	(1,082)	(1,082)	32	0
Pay	6-Month CLP-CHILIBOR	5.550	Semi-Annual	01/25/2027		10,577,400	0	(349)	(349)	55	0
Pay	6-Month CLP-CHILIBOR	5.610	Semi-Annual	02/08/2027		9,534,000	0	(257)	(257)	49	0
Pay	6-Month CLP-CHILIBOR	5.975	Semi-Annual	02/11/2027		8,991,000	0	(83)	(83)	47	0
Pay	6-Month CLP-CHILIBOR	6.130	Semi-Annual	02/16/2027		4,147,000	0	(6)	(6)	21	0
Pay	6-Month CLP-CHILIBOR	6.270	Semi-Annual	03/02/2027		2,047,400	0	21	21	12	0
Pay	6-Month CLP-CHILIBOR	6.195	Semi-Annual	03/04/2027		5,611,300	0	32	32	29	0
Pay	6-Month CLP-CHILIBOR	6.805	Semi-Annual	03/06/2027		12,064,000	0	402	402	63	0
Receive	6-Month CLP-CHILIBOR	6.120	Semi-Annual	03/08/2027		2,926,700	0	(14)	(14)	0	(17)
Receive	6-Month CLP-CHILIBOR	6.300	Semi-Annual	03/11/2027		10,308,200	0	(125)	(125)	0	(53)
Receive	6-Month CLP-CHILIBOR	6.350	Semi-Annual	03/15/2027		3,790,000	0	(64)	(64)	0	(21)
Receive	6-Month CLP-CHILIBOR	6.635	Semi-Annual	03/23/2027		4,265,000	0	(127)	(127)	0	(22)
Pay	6-Month CLP-CHILIBOR	6.480	Semi-Annual	04/01/2027		2,780,000	0	(19)	(19)	15	0
Pay	6-Month CLP-CHILIBOR	6.495	Semi-Annual	04/01/2027		2,529,000	0	(15)	(15)	14	0
Pay	6-Month CLP-CHILIBOR	6.350	Semi-Annual	04/04/2027		3,967,000	0	(52)	(52)	21	0
Pay	6-Month CLP-CHILIBOR	6.333	Semi-Annual	04/05/2027		3,748,000	0	(51)	(51)	20	0
Receive	6-Month CLP-CHILIBOR	7.040	Semi-Annual	05/10/2027		4,118,600	0	(129)	(129)	0	(24)
Pay	6-Month CLP-CHILIBOR	6.386	Semi-Annual	05/24/2027		14,751,600	0	26	26	83	0
Pay	6-Month CLP-CHILIBOR	6.360	Semi-Annual	05/25/2027		4,822,400	0	3	3	27	0
Pay	6-Month CLP-CHILIBOR	6.380	Semi-Annual	06/03/2027		9,510,000	(27)	65	38	54	0
Pay	6-Month CLP-CHILIBOR	1.684	Semi-Annual	06/04/2027		11,074,300	0	(2,588)	(2,588)	54	0
Pay	6-Month CLP-CHILIBOR	1.715	Semi-Annual	06/04/2027		2,208,900	0	(513)	(513)	11	0
Receive	6-Month CLP-CHILIBOR	7.110	Semi-Annual	06/15/2027		5,236,000	0	(227)	(227)	0	(30)
Receive	6-Month CLP-CHILIBOR	7.150	Semi-Annual	06/15/2027		12,107,000	0	(550)	(550)	0	(69)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CLP-CHILIBOR	7.160%	Semi-Annual	06/16/2027	CLP	36,841,000	$0	$(1,701)	$(1,701)	$0	$(209)
Pay	6-Month CLP-CHILIBOR	7.160	Semi-Annual	06/22/2027		4,309,700	0	205	205	24	0
Receive	6-Month CLP-CHILIBOR	6.800	Semi-Annual	06/23/2027		3,305,000	0	(104)	(104)	0	(20)
Pay	6-Month CLP-CHILIBOR	6.900	Semi-Annual	06/23/2027		3,305,000	0	121	121	20	0
Pay	6-Month CLP-CHILIBOR	6.470	Semi-Annual	06/28/2027		11,080,000	0	157	157	60	0
Pay	6-Month CLP-CHILIBOR	6.800	Semi-Annual	07/05/2027		7,948,000	0	260	260	43	0
Pay	6-Month CLP-CHILIBOR	7.420	Semi-Annual	07/14/2027		3,153,200	0	214	214	19	0
Receive	6-Month CLP-CHILIBOR	3.475	Semi-Annual	07/19/2027		6,223,300	0	777	777	0	(70)
Receive	6-Month CLP-CHILIBOR	7.520	Semi-Annual	08/25/2027		8,239,100	0	(667)	(667)	0	(43)
Pay	6-Month CLP-CHILIBOR	7.610	Semi-Annual	08/29/2027		2,482,000	0	217	217	14	0
Receive	6-Month CLP-CHILIBOR	2.260	Semi-Annual	09/10/2027		9,763,700	0	1,750	1,750	0	(42)
Receive	6-Month CLP-CHILIBOR	7.270	Semi-Annual	09/15/2027		8,891,200	13	(658)	(645)	0	(46)
Receive	6-Month CLP-CHILIBOR	1.947	Semi-Annual	11/23/2027		4,288,000	0	1,006	1,006	0	(20)
Receive	6-Month CLP-CHILIBOR	1.965	Semi-Annual	11/24/2027		4,159,900	0	971	971	0	(18)
Receive	6-Month CLP-CHILIBOR	2.000	Semi-Annual	11/25/2027		2,200,000	0	508	508	0	(10)
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	11/25/2027		2,827,000	0	650	650	0	(13)
Pay	6-Month CLP-CHILIBOR	2.245	Semi-Annual	12/10/2027		775,000	0	(162)	(162)	4	0
Pay	6-Month CLP-CHILIBOR	2.255	Semi-Annual	12/10/2027		4,170,000	0	(884)	(884)	19	0
Receive	6-Month CLP-CHILIBOR	5.600	Semi-Annual	12/12/2027		3,411,000	0	89	89	0	(17)
Receive	6-Month CLP-CHILIBOR	5.635	Semi-Annual	12/12/2027		6,992,000	0	169	169	0	(36)
Pay	6-Month CLP-CHILIBOR	5.690	Semi-Annual	01/06/2028		5,127,600	0	(78)	(78)	25	0
Pay	6-Month CLP-CHILIBOR	5.720	Semi-Annual	01/06/2028		601,600	0	(7)	(7)	3	0
Receive	6-Month CLP-CHILIBOR	5.480	Semi-Annual	01/31/2028		6,566,700	0	137	137	0	(31)
Receive	6-Month CLP-CHILIBOR	6.020	Semi-Annual	02/17/2028		2,632,000	0	(40)	(40)	0	(14)
Receive	6-Month CLP-CHILIBOR	6.070	Semi-Annual	02/28/2028		14,307,000	2	(266)	(264)	0	(67)
Pay	6-Month CLP-CHILIBOR	6.440	Semi-Annual	03/07/2028		5,648,000	0	229	229	27	0
Pay	6-Month CLP-CHILIBOR	6.330	Semi-Annual	03/09/2028		1,690,100	0	62	62	9	0
Pay	6-Month CLP-CHILIBOR	6.194	Semi-Annual	03/10/2028		5,051,900	0	140	140	24	0
Pay	6-Month CLP-CHILIBOR	6.223	Semi-Annual	03/13/2028		2,739,100	0	88	88	14	0
Pay	6-Month CLP-CHILIBOR	6.255	Semi-Annual	03/13/2028		1,925,600	0	65	65	10	0
Pay	6-Month CLP-CHILIBOR	5.460	Semi-Annual	03/17/2028		5,500,000	0	(59)	(59)	26	0
Pay	6-Month CLP-CHILIBOR	5.400	Semi-Annual	03/20/2028		26,735,800	0	(357)	(357)	125	0
Receive	6-Month CLP-CHILIBOR	5.410	Semi-Annual	03/23/2028		1,098,200	0	11	11	0	(6)
Receive	6-Month CLP-CHILIBOR	5.370	Semi-Annual	03/27/2028		85,400	0	1	1	0	0
Receive	6-Month CLP-CHILIBOR	5.460	Semi-Annual	03/27/2028		8,987,500	0	74	74	0	(43)
Pay	6-Month CLP-CHILIBOR	6.195	Semi-Annual	04/04/2028		4,802,000	0	0	0	24	0
Receive	6-Month CLP-CHILIBOR	3.520	Semi-Annual	06/14/2028		483,900	0	69	69	0	(3)
Receive	6-Month CLP-CHILIBOR	3.470	Semi-Annual	06/15/2028		10,350,000	0	1,527	1,527	0	(46)
Receive	6-Month CLP-CHILIBOR	3.990	Semi-Annual	07/06/2028		2,465,000	0	268	268	0	(13)
Receive	6-Month CLP-CHILIBOR	4.000	Semi-Annual	07/06/2028		1,304,000	0	140	140	0	(7)
Receive	6-Month CLP-CHILIBOR	3.725	Semi-Annual	07/19/2028		1,002,700	(3)	117	114	0	(12)
Receive	6-Month CLP-CHILIBOR	3.731	Semi-Annual	07/20/2028		7,185,000	0	882	882	0	(30)
Receive	6-Month CLP-CHILIBOR	3.920	Semi-Annual	08/06/2028		3,077,800	0	330	330	0	(13)
Pay	6-Month CLP-CHILIBOR	5.015	Semi-Annual	09/13/2028		445,700	0	(14)	(14)	2	0
Receive	6-Month CLP-CHILIBOR	4.170	Semi-Annual	10/01/2028		2,116,730	0	264	264	0	(9)
Receive	6-Month CLP-CHILIBOR	5.180	Semi-Annual	10/01/2028		1,210,000	0	67	67	0	(6)
Receive	6-Month CLP-CHILIBOR	5.250	Semi-Annual	10/01/2028		5,585,800	0	243	243	0	(26)
Receive	6-Month CLP-CHILIBOR	5.370	Semi-Annual	10/01/2028		1,458,500	0	67	67	0	(7)
Receive	6-Month CLP-CHILIBOR	5.400	Semi-Annual	10/01/2028		2,538,000	0	111	111	0	(12)
Receive	6-Month CLP-CHILIBOR	5.420	Semi-Annual	10/01/2028		5,600,000	0	238	238	0	(25)
Receive	6-Month CLP-CHILIBOR	5.460	Semi-Annual	10/01/2028		13,343,700	0	403	403	0	(59)
Receive	6-Month CLP-CHILIBOR	5.570	Semi-Annual	10/01/2028		760,000	0	23	23	0	(4)
Receive	6-Month CLP-CHILIBOR	5.680	Semi-Annual	10/01/2028		2,190,300	0	33	33	0	(10)
Pay	6-Month CLP-CHILIBOR	6.250	Semi-Annual	10/01/2028		1,834,200	0	22	22	9	0
Receive	6-Month CLP-CHILIBOR	6.470	Semi-Annual	10/01/2028		5,600,000	0	(188)	(188)	0	(27)
Receive	6-Month CLP-CHILIBOR	6.580	Semi-Annual	10/01/2028		2,981,000	0	(121)	(121)	0	(14)
Receive	6-Month CLP-CHILIBOR	6.640	Semi-Annual	10/01/2028		1,272,000	0	(56)	(56)	0	(6)
Receive	6-Month CLP-CHILIBOR	6.650	Semi-Annual	10/01/2028		2,468,000	0	(111)	(111)	0	(12)

42	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	7.160%	Semi-Annual	10/01/2028	CLP	2,363,700	$0	$171	$171	$12	$0
Pay	6-Month CLP-CHILIBOR	7.195	Semi-Annual	10/01/2028		1,313,200	0	98	98	6	0
Pay	6-Month CLP-CHILIBOR	6.010	Semi-Annual	02/16/2029		3,133,000	0	94	94	15	0
Pay	6-Month CLP-CHILIBOR	5.990	Semi-Annual	03/02/2029		1,621,000	0	52	52	8	0
Pay	6-Month CLP-CHILIBOR	6.020	Semi-Annual	03/02/2029		935,600	0	32	32	5	0
Pay	6-Month CLP-CHILIBOR	6.420	Semi-Annual	03/24/2029		700,000	0	47	47	4	0
Pay	6-Month CLP-CHILIBOR	6.370	Semi-Annual	06/29/2029		10,154,000	0	501	501	52	0
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		9,917,400	0	1,704	1,704	0	(48)
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		1,423,000	0	(243)	(243)	8	0
Pay	6-Month CLP-CHILIBOR	2.080	Semi-Annual	06/01/2030		2,187,000	0	(611)	(611)	12	0
Pay	6-Month CLP-CHILIBOR	2.110	Semi-Annual	06/01/2030		825,000	0	(223)	(223)	5	0
Pay	6-Month CLP-CHILIBOR	6.670	Semi-Annual	06/14/2030		2,733,000	0	242	242	18	0
Pay	6-Month CLP-CHILIBOR	2.105	Semi-Annual	07/13/2030		4,000,000	0	(1,064)	(1,064)	21	0
Receive	6-Month CLP-CHILIBOR	4.410	Semi-Annual	09/01/2030		1,386,850	0	98	98	0	(8)
Receive	6-Month CLP-CHILIBOR	5.240	Semi-Annual	09/01/2030		1,976,000	0	12	12	0	(12)
Receive	6-Month CLP-CHILIBOR	5.470	Semi-Annual	09/01/2030		3,230,000	0	(38)	(38)	0	(20)
Pay	6-Month CLP-CHILIBOR	6.110	Semi-Annual	09/01/2030		2,282,900	0	141	141	14	0
Pay	6-Month CLP-CHILIBOR	2.740	Semi-Annual	12/10/2030		2,415,000	0	(561)	(561)	13	0
Receive	6-Month CLP-CHILIBOR	2.548	Semi-Annual	01/07/2031		3,517,700	0	848	848	0	(18)
Pay	6-Month CLP-CHILIBOR	2.770	Semi-Annual	02/12/2031		1,550,000	0	(326)	(326)	9	0
Pay	6-Month CLP-CHILIBOR	5.920	Semi-Annual	10/08/2031		1,279,000	0	41	41	7	0
Pay	6-Month CLP-CHILIBOR	5.835	Semi-Annual	10/12/2031		1,970,300	0	49	49	11	0
Pay	6-Month CLP-CHILIBOR	5.100	Semi-Annual	11/15/2031		662,000	0	(23)	(23)	4	0
Pay	6-Month CLP-CHILIBOR	5.120	Semi-Annual	11/15/2031		662,000	0	(22)	(22)	4	0
Receive	6-Month CLP-CHILIBOR	5.965	Semi-Annual	02/25/2032		5,150,000	0	(338)	(338)	0	(23)
Receive	6-Month CLP-CHILIBOR	5.890	Semi-Annual	03/17/2032		2,167,200	0	(141)	(141)	0	(11)
Receive	6-Month CLP-CHILIBOR	6.100	Semi-Annual	04/01/2032		1,390,000	0	(25)	(25)	0	(7)
Receive	6-Month CLP-CHILIBOR	6.115	Semi-Annual	04/01/2032		1,445,000	0	(28)	(28)	0	(7)
Pay	6-Month CLP-CHILIBOR	6.550	Semi-Annual	06/15/2032		2,999,300	0	339	339	16	0
Pay	6-Month CLP-CHILIBOR	6.590	Semi-Annual	06/16/2032		1,690,400	0	198	198	9	0
Pay	6-Month CLP-CHILIBOR	6.610	Semi-Annual	06/17/2032		2,451,300	0	293	293	13	0
Pay	6-Month CLP-CHILIBOR	6.140	Semi-Annual	06/28/2032		971,500	0	74	74	5	0
Pay	6-Month CLP-CHILIBOR	6.650	Semi-Annual	07/20/2032		3,221,700	0	419	419	16	0
Pay	6-Month CLP-CHILIBOR	7.000	Semi-Annual	09/27/2032		2,112,700	0	375	375	10	0
Pay	6-Month CLP-CHILIBOR	5.910	Semi-Annual	11/14/2032		1,562,700	0	77	77	8	0
Pay	6-Month CLP-CHILIBOR	5.590	Semi-Annual	11/15/2032		4,411,700	0	67	67	19	0
Receive	6-Month CLP-CHILIBOR	5.030	Semi-Annual	03/20/2033		14,674,500	0	192	192	0	(52)
Pay	6-Month CZK-PRIBOR	2.250	Annual	12/19/2023	CZK	1,055,200	(403)	(2,004)	(2,407)	0	(31)
Receive	6-Month CZK-PRIBOR	2.465	Annual	12/19/2023		1,012,700	0	2,212	2,212	29	0
Pay	6-Month CZK-PRIBOR	1.781	Annual	02/04/2024		638,200	0	(1,543)	(1,543)	0	(15)
Pay	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		340,000	12	(1,279)	(1,267)	0	(13)
Receive	6-Month CZK-PRIBOR	0.690	Annual	03/31/2025		5,800	0	27	27	0	0
Pay	6-Month CZK-PRIBOR	0.915	Annual	09/01/2025		47,200	0	(239)	(239)	0	(3)
Pay	6-Month CZK-PRIBOR	5.650	Annual	03/14/2026		378,800	0	59	59	0	(17)
Receive	6-Month CZK-PRIBOR	5.110	Annual	03/22/2026		398,900	0	194	194	19	0
Receive	6-Month CZK-PRIBOR	5.125	Annual	03/22/2026		275,300	0	129	129	13	0
Pay	6-Month CZK-PRIBOR	1.575	Annual	03/26/2026		46,200	(21)	(206)	(227)	0	(3)
Receive	6-Month CZK-PRIBOR	0.765	Annual	04/07/2026		50,700	0	367	367	4	0
Pay	6-Month CZK-PRIBOR	1.903	Annual	08/04/2026		81,500	0	(382)	(382)	0	(7)
Pay	6-Month CZK-PRIBOR	1.872	Annual	08/05/2026		206,100	(269)	(709)	(978)	0	(18)
Pay	6-Month CZK-PRIBOR	2.015	Annual	08/10/2026		343,700	(518)	(1,025)	(1,543)	0	(29)
Pay	6-Month CZK-PRIBOR	3.530	Annual	12/27/2026		150,800	(102)	(356)	(458)	0	(13)
Pay	6-Month CZK-PRIBOR	3.930	Annual	01/18/2027		101,800	0	(230)	(230)	0	(9)
Receive	6-Month CZK-PRIBOR	4.164	Annual	03/14/2027		368,500	0	605	605	30	0
Receive	6-Month CZK-PRIBOR	4.220	Annual	03/14/2027		698,500	0	1,083	1,083	56	0
Receive	6-Month CZK-PRIBOR	4.310	Annual	03/15/2027		101,500	0	142	142	8	0
Receive	6-Month CZK-PRIBOR	4.320	Annual	03/15/2027		38,300	0	53	53	3	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CZK-PRIBOR	4.490%	Annual	03/25/2027	CZK	231,600	$0	$242	$242	$18	$0
Receive	6-Month CZK-PRIBOR	4.560	Annual	03/25/2027		231,600	0	215	215	18	0
Pay	6-Month CZK-PRIBOR	4.876	Annual	04/19/2027		194,400	(84)	132	48	0	(15)
Pay	6-Month CZK-PRIBOR	6.221	Annual	06/17/2027		409,800	0	1,361	1,361	0	(32)
Pay	6-Month CZK-PRIBOR	5.606	Annual	06/28/2027		234,200	0	481	481	0	(20)
Pay	6-Month CZK-PRIBOR	5.220	Annual	07/07/2027		233,000	0	307	307	0	(20)
Pay	6-Month CZK-PRIBOR	5.600	Annual	11/11/2027		350,700	0	295	295	0	(29)
Pay	6-Month CZK-PRIBOR	5.138	Annual	11/14/2027		180,400	0	(16)	(16)	0	(15)
Pay	6-Month CZK-PRIBOR	5.180	Annual	11/14/2027		299,000	0	(1)	(1)	0	(25)
Receive	6-Month CZK-PRIBOR	4.570	Annual	01/27/2028		339,500	0	311	311	30	0
Receive	6-Month CZK-PRIBOR	4.575	Annual	01/27/2028		335,900	0	305	305	30	0
Pay	6-Month CZK-PRIBOR	4.650	Annual	03/28/2028		158,600	0	(79)	(79)	0	(13)
Pay	6-Month CZK-PRIBOR	2.000	Annual	06/20/2028		51,100	(14)	(303)	(317)	0	(6)
Pay	6-Month CZK-PRIBOR	1.890	Annual	01/15/2030		49,600	0	(388)	(388)	0	(4)
Pay	6-Month CZK-PRIBOR	1.477	Annual	02/04/2030		233,600	0	(2,064)	(2,064)	0	(21)
Receive	6-Month CZK-PRIBOR	0.929	Annual	03/13/2030		85,500	0	868	868	8	0
Receive	6-Month CZK-PRIBOR	0.650	Annual	03/31/2030		13,800	12	137	149	1	0
Receive	6-Month CZK-PRIBOR	0.800	Annual	05/11/2030		181,100	0	2,087	2,087	17	0
Pay	6-Month CZK-PRIBOR	2.715	Annual	10/20/2031		169,300	(651)	(500)	(1,151)	0	(10)
Receive	6-Month CZK-PRIBOR	3.490	Annual	01/18/2032		54,300	1	200	201	2	0
Receive	6-Month CZK-PRIBOR	4.570	Annual	07/12/2032		108,200	0	(119)	(119)	2	0
Receive	6-Month CZK-PRIBOR	4.675	Annual	09/20/2032		181,100	45	(359)	(314)	2	0
Receive	6-Month CZK-PRIBOR	4.700	Annual	09/20/2032		280,500	0	(513)	(513)	2	0
Receive(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028	EUR	24,300	330	(330)	0	49	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		14,800	109	(42)	67	7	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		14,600	(475)	402	(73)	0	(14)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024	HUF	5,305,100	(165)	(2,418)	(2,583)	0	(87)
Pay	6-Month HUF-BBR	2.325	Annual	07/20/2024		6,436,400	(2)	(2,739)	(2,741)	0	(113)
Receive	6-Month HUF-BBR	13.550	Annual	12/12/2024		7,983,900	0	113	113	161	0
Receive	6-Month HUF-BBR	13.600	Annual	12/12/2024		3,995,200	(2)	49	47	81	0
Pay	6-Month HUF-BBR	1.243	Annual	09/08/2025		4,421,600	(10)	(2,736)	(2,746)	0	(118)
Pay	6-Month HUF-BBR	2.420	Annual	08/02/2026		5,709,600	(217)	(3,491)	(3,708)	0	(171)
Pay	6-Month HUF-BBR	2.720	Annual	09/13/2026		1,043,200	(102)	(520)	(622)	0	(29)
Pay	6-Month HUF-BBR	4.790	Annual	01/17/2027		11,533,000	(417)	(5,687)	(6,104)	0	(387)
Receive	6-Month HUF-BBR	8.700	Annual	01/16/2028		6,147,700	4	875	879	236	0
Receive	6-Month HUF-BBR	8.500	Annual	01/17/2028		662,500	0	108	108	25	0
Pay	6-Month HUF-BBR	8.670	Annual	05/23/2029		2,542,300	0	(151)	(151)	0	(112)
Pay	6-Month HUF-BBR	2.680	Annual	06/29/2031		1,905,500	(542)	(1,371)	(1,913)	0	(89)
Pay	6-Month HUF-BBR	9.230	Annual	08/26/2032		650,100	0	154	154	0	(39)
Receive	6-Month HUF-BBR	9.240	Annual	09/02/2032		510,600	(107)	(15)	(122)	31	0
Receive	6-Month HUF-BBR	7.840	Annual	02/07/2033		581,400	0	83	83	34	0
Receive	6-Month PLN-WIBOR	1.942	Annual	03/20/2024	PLN	6,600	(8)	81	73	1	0
Receive	6-Month PLN-WIBOR	2.250	Annual	03/20/2024		2,700	(13)	41	28	1	0
Receive	6-Month PLN-WIBOR	1.834	Annual	07/03/2024		50,900	0	739	739	16	0
Receive	6-Month PLN-WIBOR	6.830	Annual	08/19/2024		63,200	0	(512)	(512)	13	0
Receive	6-Month PLN-WIBOR	6.890	Annual	08/22/2024		86,300	0	(719)	(719)	18	0
Pay	6-Month PLN-WIBOR	1.860	Annual	11/12/2024		8,600	7	(195)	(188)	0	(3)
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		92,600	160	(2,102)	(1,942)	0	(47)
Receive	6-Month PLN-WIBOR	0.655	Annual	05/21/2025		62,000	0	1,898	1,898	37	0
Receive	6-Month PLN-WIBOR	0.481	Annual	08/06/2025		47,600	0	1,415	1,415	31	0
Pay	6-Month PLN-WIBOR	0.565	Annual	08/14/2025		56,500	0	(1,641)	(1,641)	0	(37)
Pay	6-Month PLN-WIBOR	1.460	Annual	05/28/2026		18,900	0	(595)	(595)	0	(14)
Pay	6-Month PLN-WIBOR	1.465	Annual	06/07/2026		7,700	22	(262)	(240)	0	(6)
Pay	6-Month PLN-WIBOR	1.405	Annual	08/10/2026		21,700	6	(657)	(651)	0	(17)
Pay	6-Month PLN-WIBOR	1.330	Annual	08/23/2026		28,500	0	(867)	(867)	0	(22)
Pay	6-Month PLN-WIBOR	1.930	Annual	10/05/2026		39,000	(16)	(1,283)	(1,299)	0	(30)
Pay	6-Month PLN-WIBOR	2.375	Annual	10/12/2026		64,100	(6)	(1,879)	(1,885)	0	(49)
Receive	6-Month PLN-WIBOR	3.004	Annual	12/09/2026		33,600	0	782	782	27	0
Receive	6-Month PLN-WIBOR	2.950	Annual	12/13/2026		35,800	0	845	845	29	0
Pay	6-Month PLN-WIBOR	4.135	Annual	02/08/2027		60,300	(1)	(764)	(765)	0	(48)

44	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month PLN-WIBOR	4.075%	Annual	03/07/2027	PLN	143,000	$0	$1,831	$1,831	$114	$0
Receive	6-Month PLN-WIBOR	4.320	Annual	03/09/2027		22,300	0	241	241	18	0
Receive	6-Month PLN-WIBOR	4.350	Annual	03/09/2027		22,300	0	235	235	18	0
Receive	6-Month PLN-WIBOR	4.885	Annual	03/22/2027		63,000	0	378	378	49	0
Receive	6-Month PLN-WIBOR	5.175	Annual	03/24/2027		48,900	0	176	176	37	0
Receive	6-Month PLN-WIBOR	5.285	Annual	03/25/2027		48,800	0	131	131	37	0
Receive	6-Month PLN-WIBOR	5.290	Annual	03/25/2027		48,800	0	129	129	37	0
Receive	6-Month PLN-WIBOR	5.340	Annual	03/28/2027		24,000	0	53	53	18	0
Receive	6-Month PLN-WIBOR	5.470	Annual	04/08/2027		76,800	0	(245)	(245)	58	0
Receive	6-Month PLN-WIBOR	5.550	Annual	04/08/2027		48,000	0	(193)	(193)	36	0
Receive	6-Month PLN-WIBOR	5.575	Annual	04/08/2027		48,000	0	(206)	(206)	36	0
Pay	6-Month PLN-WIBOR	5.985	Annual	04/13/2027		72,100	0	615	615	0	(53)
Pay	6-Month PLN-WIBOR	6.010	Annual	04/13/2027		72,100	0	634	634	0	(53)
Receive	6-Month PLN-WIBOR	5.870	Annual	04/22/2027		28,200	0	(205)	(205)	21	0
Receive	6-Month PLN-WIBOR	5.960	Annual	04/25/2027		82,900	0	(670)	(670)	63	0
Receive	6-Month PLN-WIBOR	6.210	Annual	04/26/2027		24,279	0	(259)	(259)	18	0
Pay	6-Month PLN-WIBOR	6.755	Annual	05/10/2027		90,100	0	1,468	1,468	0	(67)
Receive	6-Month PLN-WIBOR	6.456	Annual	05/25/2027		62,400	0	(727)	(727)	48	0
Receive	6-Month PLN-WIBOR	6.480	Annual	05/25/2027		29,900	0	(264)	(264)	23	0
Receive	6-Month PLN-WIBOR	6.560	Annual	05/25/2027		13,900	0	(176)	(176)	11	0
Pay	6-Month PLN-WIBOR	6.940	Annual	06/09/2027		120,100	3	2,273	2,276	0	(90)
Pay	6-Month PLN-WIBOR	7.725	Annual	06/23/2027		111,700	204	2,850	3,054	0	(82)
Receive	6-Month PLN-WIBOR	0.663	Annual	06/25/2027		17,700	521	276	797	17	0
Receive	6-Month PLN-WIBOR	6.725	Annual	06/27/2027		26,300	0	(451)	(451)	20	0
Pay	6-Month PLN-WIBOR	6.843	Annual	06/28/2027		68,000	0	1,248	1,248	0	(51)
Receive	6-Month PLN-WIBOR	7.310	Annual	06/30/2027		47,200	0	(1,094)	(1,094)	35	0
Pay	6-Month PLN-WIBOR	6.745	Annual	07/05/2027		46,100	11	795	806	0	(35)
Receive	6-Month PLN-WIBOR	6.395	Annual	09/01/2027		6,900	0	(100)	(100)	5	0
Receive	6-Month PLN-WIBOR	6.650	Annual	09/29/2027		37,200	0	(647)	(647)	28	0
Receive	6-Month PLN-WIBOR	5.295	Annual	01/25/2028		116,900	0	339	339	93	0
Receive	6-Month PLN-WIBOR	6.300	Annual	04/25/2028		35,600	0	(380)	(380)	26	0
Receive	6-Month PLN-WIBOR	1.490	Annual	08/29/2029		52,000	9	2,477	2,486	39	0
Receive	6-Month PLN-WIBOR	2.585	Annual	10/14/2029		12,600	64	449	513	9	0
Pay	6-Month PLN-WIBOR	1.421	Annual	02/25/2030		143,900	(2,374)	(5,333)	(7,707)	0	(114)
Pay	6-Month PLN-WIBOR	1.163	Annual	12/03/2030		8,700	0	(571)	(571)	0	(7)
Receive	6-Month PLN-WIBOR	1.280	Annual	02/08/2031		28,400	0	1,767	1,767	24	0
Receive	6-Month PLN-WIBOR	2.920	Annual	12/13/2031		30,600	0	1,310	1,310	21	0
Pay	6-Month PLN-WIBOR	6.260	Annual	04/25/2032		16,300	0	213	213	0	(7)
Receive	28-Day MXN-TIIE	4.920	Lunar	04/10/2023	MXN	1,829,200	(8)	565	557	54	0
Receive	28-Day MXN-TIIE	5.070	Lunar	05/03/2023		730,000	0	418	418	23	0
Receive	28-Day MXN-TIIE	4.970	Lunar	05/09/2023		129,200	0	75	75	4	0
Pay	28-Day MXN-TIIE	5.260	Lunar	05/17/2023		650,000	0	(362)	(362)	0	(19)
Pay	28-Day MXN-TIIE	9.580	Lunar	06/30/2023		1,672,900	0	(560)	(560)	0	(12)
Pay	28-Day MXN-TIIE	9.500	Lunar	07/03/2023		4,019,400	0	(1,406)	(1,406)	0	(30)
Receive	28-Day MXN-TIIE	9.335	Lunar	08/02/2023		2,935,100	0	1,393	1,393	17	0
Pay	28-Day MXN-TIIE	8.910	Lunar	11/15/2023		968,800	0	(959)	(959)	10	0
Pay	28-Day MXN-TIIE	8.818	Lunar	11/16/2023		1,798,700	0	(1,840)	(1,840)	21	0
Pay	28-Day MXN-TIIE	7.270	Lunar	11/23/2023		1,966,600	0	(3,159)	(3,159)	12	0
Pay	28-Day MXN-TIIE	8.980	Lunar	11/23/2023		1,578,600	0	(1,516)	(1,516)	22	0
Pay	28-Day MXN-TIIE	7.110	Lunar	11/28/2023		559,700	0	(931)	(931)	4	0
Receive	28-Day MXN-TIIE	10.875	Lunar	12/01/2023		4,082,700	0	996	996	0	(105)
Receive	28-Day MXN-TIIE	10.815	Lunar	12/04/2023		1,101,800	0	293	293	0	(29)
Receive	28-Day MXN-TIIE	10.870	Lunar	12/05/2023		647,600	0	158	158	0	(17)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/07/2023		339,200	0	460	460	0	(4)
Pay	28-Day MXN-TIIE	7.920	Lunar	12/28/2023		353,900	206	(732)	(526)	6	0
Receive	28-Day MXN-TIIE	8.325	Lunar	02/08/2024		700,000	0	1,078	1,078	0	(12)
Receive	28-Day MXN-TIIE	7.790	Lunar	02/09/2024		1,960,300	0	3,537	3,537	0	(28)
Pay	28-Day MXN-TIIE	4.590	Lunar	02/20/2024		104,800	0	(353)	(353)	0	0
Receive	28-Day MXN-TIIE	4.540	Lunar	02/21/2024		151,900	0	516	516	0	0
Receive	28-Day MXN-TIIE	4.570	Lunar	02/21/2024		1,345,800	0	4,550	4,550	3	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	8.035%	Lunar	02/22/2024	MXN	538,100	$(2,575)	$3,472	$897	$0	$(8)
Pay	28-Day MXN-TIIE	5.605	Lunar	03/26/2024		131,100	0	(400)	(400)	0	0
Receive	28-Day MXN-TIIE	7.865	Lunar	05/13/2024		784,500	(72)	1,661	1,589	0	(13)
Receive	28-Day MXN-TIIE	7.690	Lunar	05/22/2024		230,000	0	486	486	0	(4)
Receive	28-Day MXN-TIIE	8.940	Lunar	05/22/2024		1,505,600	0	2,035	2,035	0	(37)
Pay	28-Day MXN-TIIE	4.715	Lunar	06/24/2024		57,000	0	(249)	(249)	1	0
Pay	28-Day MXN-TIIE	4.695	Lunar	06/25/2024		286,500	0	(1,252)	(1,252)	4	0
Pay	28-Day MXN-TIIE	4.610	Lunar	06/27/2024		360,100	0	(1,591)	(1,591)	5	0
Receive	28-Day MXN-TIIE	7.180	Lunar	06/27/2024		1,091,200	0	2,894	2,894	0	(31)
Pay	28-Day MXN-TIIE	6.513	Lunar	09/26/2024		387,000	0	(1,285)	(1,285)	28	0
Receive	28-Day MXN-TIIE	4.870	Lunar	11/12/2024		104,900	0	516	516	0	(9)
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		329,600	3	(1,095)	(1,092)	41	0
Pay	28-Day MXN-TIIE	6.600	Lunar	01/13/2025		186,200	0	(647)	(647)	23	0
Receive	28-Day MXN-TIIE	6.635	Lunar	01/15/2025		256,900	(112)	993	881	0	(33)
Receive	28-Day MXN-TIIE	4.840	Lunar	02/19/2025		128,000	0	663	663	0	(16)
Receive	28-Day MXN-TIIE	4.850	Lunar	02/19/2025		173,800	0	899	899	0	(22)
Pay	28-Day MXN-TIIE	6.510	Lunar	02/24/2025		371,900	0	(1,311)	(1,311)	50	0
Pay	28-Day MXN-TIIE	6.415	Lunar	02/25/2025		34,200	0	(124)	(124)	5	0
Receive	28-Day MXN-TIIE	9.290	Lunar	03/06/2025		69,100	0	59	59	0	(10)
Receive	28-Day MXN-TIIE	6.855	Lunar	03/20/2025		966,000	0	3,138	3,138	0	(133)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2025		371,000	0	1,653	1,653	0	(48)
Pay	28-Day MXN-TIIE	5.080	Lunar	06/16/2025		121,900	0	(645)	(645)	15	0
Receive	28-Day MXN-TIIE	4.830	Lunar	07/22/2025		266,700	(2)	1,571	1,569	0	(34)
Receive	28-Day MXN-TIIE	4.835	Lunar	07/24/2025		49,400	0	290	290	0	(6)
Pay	28-Day MXN-TIIE	4.970	Lunar	08/08/2025		141,000	0	(789)	(789)	19	0
Pay	28-Day MXN-TIIE	4.917	Lunar	08/11/2025		115,500	(5)	(646)	(651)	16	0
Pay	28-Day MXN-TIIE	4.980	Lunar	08/12/2025		113,600	0	(632)	(632)	15	0
Receive	28-Day MXN-TIIE	5.120	Lunar	09/29/2025		164,500	0	918	918	0	(25)
Pay	28-Day MXN-TIIE	8.990	Lunar	11/28/2025		1,737,800	0	(1,038)	(1,038)	339	0
Pay	28-Day MXN-TIIE	8.880	Lunar	12/01/2025		551,400	0	(399)	(399)	108	0
Pay	28-Day MXN-TIIE	8.955	Lunar	12/01/2025		512,000	0	(320)	(320)	100	0
Pay	28-Day MXN-TIIE	9.010	Lunar	12/01/2025		342,900	0	(190)	(190)	67	0
Pay	28-Day MXN-TIIE	8.895	Lunar	12/02/2025		115,500	0	(80)	(80)	23	0
Pay	28-Day MXN-TIIE	8.930	Lunar	12/02/2025		394,700	0	(256)	(256)	77	0
Receive	28-Day MXN-TIIE	4.770	Lunar	01/06/2026		124,300	0	800	800	0	(22)
Pay	28-Day MXN-TIIE	4.720	Lunar	02/06/2026		94,300	0	(619)	(619)	17	0
Pay	28-Day MXN-TIIE	4.730	Lunar	02/06/2026		78,600	1	(516)	(515)	14	0
Receive	28-Day MXN-TIIE	4.950	Lunar	02/11/2026		282,700	0	1,754	1,754	0	(52)
Receive	28-Day MXN-TIIE	4.943	Lunar	02/12/2026		47,400	0	294	294	0	(9)
Receive	28-Day MXN-TIIE	4.950	Lunar	02/12/2026		74,200	0	460	460	0	(14)
Receive	28-Day MXN-TIIE	6.210	Lunar	03/19/2026		79,800	0	350	350	0	(16)
Pay	28-Day MXN-TIIE	5.800	Lunar	04/06/2026		1,580,300	0	(8,063)	(8,063)	311	0
Pay	28-Day MXN-TIIE	6.070	Lunar	04/29/2026		315,000	0	(1,504)	(1,504)	63	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		111,700	0	(553)	(553)	23	0
Pay	28-Day MXN-TIIE	9.070	Lunar	06/04/2026		174,400	0	(18)	(18)	40	0
Receive	28-Day MXN-TIIE	6.720	Lunar	06/19/2026		133,600	0	488	488	0	(29)
Receive	28-Day MXN-TIIE	6.845	Lunar	07/02/2026		284,600	0	1,015	1,015	0	(62)
Receive	28-Day MXN-TIIE	6.398	Lunar	07/16/2026		171,800	0	718	718	0	(38)
Receive	28-Day MXN-TIIE	6.415	Lunar	07/16/2026		69,400	0	288	288	0	(15)
Receive	28-Day MXN-TIIE	6.495	Lunar	07/17/2026		49,200	0	198	198	0	(11)
Receive	28-Day MXN-TIIE	6.505	Lunar	07/17/2026		35,800	0	143	143	0	(8)
Pay	28-Day MXN-TIIE	6.380	Lunar	08/19/2026		398,600	(9)	(1,749)	(1,758)	90	0
Pay	28-Day MXN-TIIE	7.285	Lunar	09/30/2026		42,100	0	(119)	(119)	10	0
Pay	28-Day MXN-TIIE	7.165	Lunar	10/02/2026		138,200	0	(416)	(416)	34	0
Pay	28-Day MXN-TIIE	7.180	Lunar	10/02/2026		339,600	0	(1,014)	(1,014)	84	0
Pay	28-Day MXN-TIIE	7.250	Lunar	10/05/2026		24,240	0	(69)	(69)	6	0
Pay	28-Day MXN-TIIE	7.285	Lunar	10/12/2026		164,400	0	(481)	(481)	41	0
Pay	28-Day MXN-TIIE	7.450	Lunar	10/16/2026		55,800	(14)	(132)	(146)	14	0
Pay	28-Day MXN-TIIE	7.265	Lunar	11/02/2026		287,500	0	(812)	(812)	74	0

46	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	9.165%	Lunar	11/05/2026	MXN	113,900	$0	$50	$50	$31	$0
Receive	28-Day MXN-TIIE	7.250	Lunar	12/16/2026		66,600	0	195	195	0	(18)
Pay	28-Day MXN-TIIE	7.533	Lunar	01/07/2027		238,900	0	(585)	(585)	66	0
Receive	28-Day MXN-TIIE	7.510	Lunar	02/04/2027		528,800	0	1,315	1,315	0	(148)
Receive	28-Day MXN-TIIE	8.120	Lunar	03/04/2027		409,700	0	549	549	0	(120)
Receive	28-Day MXN-TIIE	8.140	Lunar	03/04/2027		224,100	0	292	292	0	(65)
Receive	28-Day MXN-TIIE	8.180	Lunar	03/04/2027		355,300	0	437	437	0	(104)
Receive	28-Day MXN-TIIE	8.915	Lunar	03/04/2027		469,500	0	(68)	(68)	0	(141)
Receive	28-Day MXN-TIIE	8.431	Lunar	05/24/2027		507,700	0	348	348	0	(155)
Receive	28-Day MXN-TIIE	6.565	Lunar	06/03/2027		141,500	0	606	606	0	(41)
Pay	28-Day MXN-TIIE	8.975	Lunar	06/03/2027		277,800	0	121	121	87	0
Receive	28-Day MXN-TIIE	9.400	Lunar	06/03/2027		6,500	0	(8)	(8)	0	(2)
Receive	28-Day MXN-TIIE	9.415	Lunar	06/03/2027		38,900	0	(50)	(50)	0	(12)
Receive	28-Day MXN-TIIE	9.060	Lunar	06/18/2027		306,600	0	(208)	(208)	0	(98)
Receive	28-Day MXN-TIIE	9.018	Lunar	07/07/2027		219,600	0	(131)	(131)	0	(70)
Receive	28-Day MXN-TIIE	9.090	Lunar	07/08/2027		323,800	0	(241)	(241)	0	(104)
Pay	28-Day MXN-TIIE	8.740	Lunar	08/30/2027		172,100	0	19	19	55	0
Pay	28-Day MXN-TIIE	8.750	Lunar	08/30/2027		340,900	0	45	45	110	0
Pay	28-Day MXN-TIIE	9.600	Lunar	09/21/2027		59,900	0	114	114	20	0
Pay	28-Day MXN-TIIE	9.525	Lunar	09/22/2027		110,800	0	194	194	37	0
Pay	28-Day MXN-TIIE	9.360	Lunar	10/11/2027		470,200	0	664	664	155	0
Pay	28-Day MXN-TIIE	9.045	Lunar	11/04/2027		76,800	0	67	67	26	0
Pay	28-Day MXN-TIIE	9.053	Lunar	11/04/2027		84,000	0	74	74	28	0
Pay	28-Day MXN-TIIE	9.117	Lunar	11/04/2027		209,700	0	214	214	70	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/05/2027		32,800	0	5	5	11	0
Pay	28-Day MXN-TIIE	8.743	Lunar	11/05/2027		143,600	0	34	34	47	0
Pay	28-Day MXN-TIIE	8.760	Lunar	11/05/2027		96,200	0	26	26	32	0
Pay	28-Day MXN-TIIE	8.773	Lunar	11/05/2027		142,600	0	43	43	47	0
Receive	28-Day MXN-TIIE	8.523	Lunar	11/26/2027		525,800	0	123	123	0	(172)
Receive	28-Day MXN-TIIE	8.440	Lunar	11/29/2027		141,500	0	56	56	0	(46)
Receive	28-Day MXN-TIIE	8.495	Lunar	11/29/2027		262,900	0	73	73	0	(86)
Receive	28-Day MXN-TIIE	8.545	Lunar	11/29/2027		176,500	0	30	30	0	(58)
Receive	28-Day MXN-TIIE	8.460	Lunar	11/30/2027		178,800	0	61	61	0	(58)
Receive	28-Day MXN-TIIE	8.465	Lunar	11/30/2027		71,100	0	24	24	0	(23)
Receive	28-Day MXN-TIIE	8.414	Lunar	12/14/2027		265,900	0	132	132	0	(87)
Receive	28-Day MXN-TIIE	8.515	Lunar	12/17/2027		143,900	0	38	38	0	(47)
Pay	28-Day MXN-TIIE	8.620	Lunar	12/30/2027		227,400	0	8	8	75	0
Pay	28-Day MXN-TIIE	8.195	Lunar	01/04/2028		219,000	0	(217)	(217)	71	0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/07/2028		112,100	0	(145)	(145)	36	0
Pay	28-Day MXN-TIIE	8.065	Lunar	01/07/2028		134,200	0	(169)	(169)	44	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/07/2028		268,400	0	(324)	(324)	87	0
Pay	28-Day MXN-TIIE	8.500	Lunar	01/26/2028		175,600	0	(36)	(36)	58	0
Pay	28-Day MXN-TIIE	8.400	Lunar	02/01/2028		129,300	0	(67)	(67)	42	0
Pay	28-Day MXN-TIIE	8.450	Lunar	02/01/2028		130,600	0	(53)	(53)	43	0
Pay	28-Day MXN-TIIE	8.740	Lunar	03/07/2028		631,600	0	192	192	212	0
Pay	28-Day MXN-TIIE	8.808	Lunar	03/09/2028		290,000	0	135	135	98	0
Pay	28-Day MXN-TIIE	7.990	Lunar	03/16/2028		4,000	0	(5)	(5)	1	0
Pay	28-Day MXN-TIIE	7.977	Lunar	03/17/2028		2,208,700	0	(3,005)	(3,005)	725	0
Receive	28-Day MXN-TIIE	9.210	Lunar	11/08/2028		400,200	(135)	(540)	(675)	0	(138)
Receive	28-Day MXN-TIIE	9.100	Lunar	11/09/2028		1,018,400	0	(1,444)	(1,444)	0	(352)
Receive	28-Day MXN-TIIE	9.330	Lunar	11/16/2028		978,600	0	(1,982)	(1,982)	0	(341)
Pay	28-Day MXN-TIIE	8.483	Lunar	01/17/2029		415,000	0	(16)	(16)	140	0
Pay	28-Day MXN-TIIE	8.493	Lunar	01/17/2029		196,950	0	(2)	(2)	66	0
Receive	28-Day MXN-TIIE	8.110	Lunar	05/03/2029		542,200	7	539	546	0	(177)
Pay	28-Day MXN-TIIE	8.135	Lunar	05/07/2029		181,800	0	(166)	(166)	60	0
Receive	28-Day MXN-TIIE	8.035	Lunar	05/31/2029		296,800	0	358	358	0	(96)
Receive	28-Day MXN-TIIE	8.080	Lunar	05/31/2029		156,200	0	170	170	0	(51)
Receive	28-Day MXN-TIIE	8.135	Lunar	05/31/2029		100,000	0	94	94	0	(33)
Pay	28-Day MXN-TIIE	7.675	Lunar	06/04/2029		595,300	1,032	(2,311)	(1,279)	191	0
Receive	28-Day MXN-TIIE	6.845	Lunar	11/02/2029		215,800	0	967	967	0	(65)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	6.830%	Lunar	12/27/2029	MXN	25,600	$0	$117	$117	$0	$(8)
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		257,800	0	1,358	1,358	0	(76)
Pay	28-Day MXN-TIIE	7.210	Lunar	02/28/2030		120,300	0	(443)	(443)	37	0
Pay	28-Day MXN-TIIE	7.220	Lunar	02/28/2030		69,800	0	(255)	(255)	21	0
Receive	28-Day MXN-TIIE	7.750	Lunar	03/08/2030		387,800	0	795	795	0	(121)
Receive	28-Day MXN-TIIE	6.288	Lunar	04/25/2030		324,500	(119)	2,225	2,106	0	(94)
Receive	28-Day MXN-TIIE	6.040	Lunar	05/02/2030		61,800	0	444	444	0	(18)
Receive	28-Day MXN-TIIE	6.060	Lunar	05/16/2030		32,300	0	227	227	0	(9)
Receive	28-Day MXN-TIIE	5.940	Lunar	05/23/2030		54,300	0	412	412	0	(15)
Receive	28-Day MXN-TIIE	6.095	Lunar	05/29/2030		30,800	0	218	218	0	(9)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2030		176,800	0	1,351	1,351	0	(50)
Pay	28-Day MXN-TIIE	5.885	Lunar	06/07/2030		279,600	0	(2,140)	(2,140)	79	0
Pay	28-Day MXN-TIIE	5.870	Lunar	06/12/2030		116,000	0	(889)	(889)	33	0
Pay	28-Day MXN-TIIE	5.865	Lunar	06/13/2030		251,300	0	(1,928)	(1,928)	71	0
Receive	28-Day MXN-TIIE	5.590	Lunar	07/03/2030		95,900	0	826	826	0	(27)
Receive	28-Day MXN-TIIE	5.610	Lunar	07/03/2030		265,500	(1)	2,272	2,271	0	(74)
Pay	28-Day MXN-TIIE	5.445	Lunar	12/05/2030		21,300	0	(202)	(202)	6	0
Pay	28-Day MXN-TIIE	5.450	Lunar	12/05/2030		18,900	0	(179)	(179)	5	0
Pay	28-Day MXN-TIIE	5.540	Lunar	12/31/2030		70,700	0	(657)	(657)	20	0
Pay	28-Day MXN-TIIE	5.520	Lunar	01/27/2031		211,600	(458)	(1,535)	(1,993)	59	0
Pay	28-Day MXN-TIIE	5.980	Lunar	02/12/2031		58,300	0	(456)	(456)	17	0
Receive	28-Day MXN-TIIE	6.630	Lunar	03/31/2031		457,400	(16)	2,693	2,677	0	(140)
Receive	28-Day MXN-TIIE	6.550	Lunar	04/04/2031		73,000	0	445	445	0	(22)
Receive	28-Day MXN-TIIE	6.755	Lunar	04/29/2031		32,700	0	179	179	0	(10)
Pay	28-Day MXN-TIIE	6.678	Lunar	05/29/2031		175,700	0	(1,009)	(1,009)	54	0
Pay	28-Day MXN-TIIE	6.715	Lunar	05/30/2031		7,900	(10)	(34)	(44)	2	0
Receive	28-Day MXN-TIIE	7.100	Lunar	06/13/2031		230,700	(173)	1,155	982	0	(74)
Receive	28-Day MXN-TIIE	7.070	Lunar	08/27/2031		126,900	0	568	568	0	(41)
Pay	28-Day MXN-TIIE	7.650	Lunar	09/24/2031		18,900	0	(48)	(48)	6	0
Pay	28-Day MXN-TIIE	7.525	Lunar	09/26/2031		237,200	0	(699)	(699)	79	0
Pay	28-Day MXN-TIIE	7.650	Lunar	09/29/2031		18,350	0	(46)	(46)	6	0
Pay	28-Day MXN-TIIE	7.600	Lunar	10/08/2031		44,600	0	(124)	(124)	15	0
Pay	28-Day MXN-TIIE	7.700	Lunar	10/10/2031		30,300	0	(74)	(74)	10	0
Pay	28-Day MXN-TIIE	7.690	Lunar	10/16/2031		19,900	0	(49)	(49)	7	0
Receive	28-Day MXN-TIIE	7.784	Lunar	11/13/2031		406,800	0	865	865	0	(138)
Receive	28-Day MXN-TIIE	7.800	Lunar	11/13/2031		110,200	0	228	228	0	(38)
Receive	28-Day MXN-TIIE	7.643	Lunar	11/18/2031		146,400	0	379	379	0	(50)
Pay	28-Day MXN-TIIE	8.320	Lunar	01/07/2032		525,400	360	(506)	(146)	186	0
Pay	28-Day MXN-TIIE	7.875	Lunar	02/17/2032		248,700	0	(442)	(442)	87	0
Pay	28-Day MXN-TIIE	7.900	Lunar	02/19/2032		178,300	0	(299)	(299)	62	0
Pay	28-Day MXN-TIIE	7.950	Lunar	02/20/2032		176,800	0	(265)	(265)	62	0
Pay	28-Day MXN-TIIE	8.050	Lunar	02/24/2032		313,600	0	(398)	(398)	110	0
Receive	28-Day MXN-TIIE	8.935	Lunar	09/09/2032		148,100	135	(425)	(290)	0	(56)
Receive	28-Day MXN-TIIE	9.260	Lunar	10/04/2032		270,600	0	(855)	(855)	0	(103)
Pay	28-Day MXN-TIIE	9.470	Lunar	10/11/2032		321,100	0	1,272	1,272	125	0
Pay	28-Day MXN-TIIE	9.350	Lunar	10/13/2032		97,300	0	343	343	38	0
Receive	28-Day MXN-TIIE	8.060	Lunar	01/03/2033		54,700	0	70	70	0	(20)
Receive	28-Day MXN-TIIE	8.090	Lunar	01/03/2033		97,200	0	113	113	0	(35)
Receive	28-Day MXN-TIIE	8.450	Lunar	01/27/2033		41,400	0	(7)	(7)	0	(15)
Receive	28-Day MXN-TIIE	8.600	Lunar	03/04/2033		213,700	0	(164)	(164)	0	(79)
Receive	28-Day MXN-TIIE	8.050	Lunar	05/26/2033		101,400	0	137	137	0	(36)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		26,800	0	47	47	0	(11)
Pay	28-Day MXN-TIIE	7.890	Lunar	05/27/2039		434,200	0	(1,280)	(1,280)	180	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/09/2039		421,800	0	(1,734)	(1,734)	172	0
Pay	28-Day MXN-TIIE	7.625	Lunar	07/12/2039		124,000	0	(539)	(539)	50	0
Pay	28-Day MXN-TIIE	7.640	Lunar	07/13/2039		106,600	0	(455)	(455)	43	0
Pay	28-Day MXN-TIIE	7.127	Lunar	08/10/2039		132,900	0	(912)	(912)	52	0
Receive	28-Day MXN-TIIE	7.210	Lunar	10/28/2039		40,000	0	261	261	0	(16)
Receive	28-Day MXN-TIIE	7.253	Lunar	10/28/2039		80,000	0	505	505	0	(31)

48	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	7.180%	Lunar	10/31/2039	MXN	94,900	$0	$632	$632	$0	$(37)
Receive	28-Day MXN-TIIE	7.200	Lunar	10/31/2039		82,300	0	540	540	0	(32)
Receive	28-Day MXN-TIIE	7.065	Lunar	12/26/2039		95,600	0	696	696	0	(37)
Pay	28-Day MXN-TIIE	7.990	Lunar	02/17/2040		69,200	0	(180)	(180)	29	0
Pay	28-Day MXN-TIIE	8.300	Lunar	02/17/2040		286,700	0	(289)	(289)	122	0
Receive	28-Day MXN-TIIE	6.623	Lunar	05/17/2040		66,500	0	639	639	0	(24)
Receive	28-Day MXN-TIIE	6.435	Lunar	05/18/2040		14,500	0	153	153	0	(5)
Receive	28-Day MXN-TIIE	6.463	Lunar	05/18/2040		79,400	0	829	829	0	(29)
Receive	28-Day MXN-TIIE	6.500	Lunar	05/25/2040		181,500	0	1,850	1,850	0	(66)
Receive	28-Day MXN-TIIE	6.480	Lunar	05/28/2040		406,000	0	4,173	4,173	0	(148)
Receive	28-Day MXN-TIIE	6.545	Lunar	05/30/2040		74,600	0	741	741	0	(27)
Receive	28-Day MXN-TIIE	6.540	Lunar	05/31/2040		164,600	0	1,638	1,638	0	(60)
Receive	28-Day MXN-TIIE	6.430	Lunar	06/04/2040		17,000	0	182	182	0	(6)
Receive	28-Day MXN-TIIE	6.380	Lunar	06/05/2040		85,800	0	940	940	0	(31)
Receive	28-Day MXN-TIIE	6.260	Lunar	06/07/2040		101,100	0	1,168	1,168	0	(36)
Receive	28-Day MXN-TIIE	6.465	Lunar	09/26/2040		64,000	0	678	678	0	(23)

							$(1,554)	$(4,487)	$(6,041)	$11,897	$(11,977)

Total Swap Agreements							$(1,647)	$(4,437)	$(5,984)	$11,904	$(11,977)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$60	$11,943	$12,003	$(50)	$(90)	$(11,977)	$(12,117)

(n)

Securities with an aggregate market value of $1,640 and cash of $34,619 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	49

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $39 for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
AZD	06/2023	PHP	215,963	$	3,967	$0	$(8)
BOA	04/2023	BRL	15,607		3,072	0	(7)
	04/2023	CNH	114		17	0	0
	04/2023	COP	20,162,159		4,241	0	(88)
	04/2023	DKK	93,015		13,264	0	(277)
	04/2023	ILS	8,944		2,573	86	0
	04/2023	MXN	64,399		3,556	0	(18)
	04/2023	PLN	82,277	EUR	16,341	0	(1,287)
	04/2023		2,541	$	573	0	(15)
	04/2023	$	2,991	BRL	15,607	88	0
	04/2023		700	CLP	563,851	9	0
	04/2023		29,899	CNH	202,851	34	(396)
	04/2023		804	HUF	294,606	33	0
	04/2023	ZAR	68,557	$	3,723	0	(124)
	05/2023	EUR	4,043	CZK	102,146	318	0
	05/2023		33,363	$	35,755	0	(513)
	05/2023	$	853	EUR	783	0	(2)
	05/2023		75,779	PEN	290,635	1,269	0
	05/2023	ZAR	221,776	$	12,233	0	(178)
	06/2023	CLP	563,851		694	0	(9)
	06/2023	PEN	16,661		4,392	0	(13)
	06/2023	$	4,173	COP	20,162,159	89	0
	06/2023		12,886	MXN	236,777	62	0
	06/2023		4,550	PEN	17,361	40	0
	06/2023		6,821	THB	231,445	0	0
	07/2023		10,822	ILS	39,350	176	0
	08/2023		668	EGP	22,237	0	(45)
	11/2023	EUR	11,765	CZK	287,285	261	0
BPS	04/2023	BRL	93,981	$	17,857	0	(665)
	04/2023	CLP	5,841,137		6,607	0	(725)
	04/2023	CNH	75,878		11,056	7	0
	04/2023	DKK	65		9	0	0
	04/2023	INR	70,827		857	0	(5)
	04/2023	MXN	938,968		51,500	0	(454)
	04/2023	MYR	3,375		747	0	(20)
	04/2023	PLN	6,838		1,560	0	(23)
	04/2023	SGD	151		115	1	0
	04/2023	$	13,444	BRL	68,302	32	0
	04/2023		6,715	CNH	45,225	0	(130)
	04/2023		904	CZK	20,111	25	0
	04/2023		12,647	DKK	87,061	27	0
	04/2023		4,637	HUF	1,718,577	244	0
	04/2023		2,336	ILS	8,579	50	0
	04/2023		5,611	JPY	744,200	0	(6)
	04/2023		7	KRW	9,565	0	0
	04/2023		400	MYR	1,790	7	0
	04/2023		20,952	ZAR	382,720	517	0
	05/2023	DKK	86,899	$	12,647	0	(27)
	05/2023	EUR	1,430	CZK	37,491	175	0
	05/2023		41,716	$	44,777	0	(571)

50	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	05/2023	$	21,844	EUR	20,192	$106	$0
	06/2023	CLP	29,653,816	$	35,990	0	(987)
	06/2023	IDR	146,479,219		9,602	0	(185)
	06/2023	KRW	9,524		7	0	0
	06/2023	PHP	224,383		4,123	0	(7)
	06/2023	THB	148,039		4,320	0	(43)
	06/2023	$	4,261	CLP	3,511,579	119	0
	06/2023		1,464	COP	7,086,138	34	0
	06/2023		52,694	IDR	798,593,354	665	0
	06/2023		42,261	MXN	779,632	280	0
	06/2023		8,252	THB	278,835	0	(34)
	06/2023		1,952	TWD	58,804	0	(11)
	01/2024		1,824	EGP	60,094	0	(300)
BRC	04/2023	CNH	39,779	$	5,789	0	(4)
	04/2023	CZK	47,855		2,140	0	(70)
	04/2023	ILS	98		29	2	0
	04/2023	RON	30,829		6,635	0	(119)
	04/2023	$	3,640	CZK	82,096	151	0
	04/2023		786	ILS	2,849	7	0
	04/2023		287	PHP	15,930	6	0
	04/2023		41,628	PLN	183,492	843	0
	05/2023	DKK	46,974	$	6,870	20	0
	05/2023	$	14,680	EUR	13,459	0	(49)
	05/2023		13,461	ZAR	248,386	437	0
	05/2023	ZAR	2,219	$	120	0	(4)
	06/2023	COP	22,764,084		4,554	0	(258)
	06/2023	MXN	33,807		1,801	0	(47)
	06/2023	MYR	101,631		22,839	0	(341)
	06/2023	$	2,070	CLP	1,667,716	10	0
	06/2023		3,466	IDR	53,516,539	110	0
	06/2023		5,061	MYR	22,533	78	0
BSH	04/2023	BRL	34,800	$	6,850	0	(16)
	04/2023	$	6,734	BRL	34,800	132	0
	04/2023		134	PLN	579	0	0
	07/2023	BRL	235,400	$	42,377	0	(3,285)
	10/2023		37,000		6,943	0	(114)
CBK	04/2023		247,134		47,073	0	(1,686)
	04/2023	DKK	101,559		14,435	0	(349)
	04/2023	KZT	347,617		781	29	0
	04/2023	PEN	21,754		5,622	0	(150)
	04/2023	PHP	225,254		4,077	0	(74)
	04/2023	$	48,466	BRL	247,134	294	0
	04/2023		927	CLP	807,526	86	0
	04/2023		8,810	DKK	60,452	0	(10)
	04/2023		5,814	HUF	2,194,774	419	0
	04/2023		1,403	INR	115,433	2	0
	04/2023		5,169	MXN	97,524	237	0
	04/2023		681	UYU	26,433	0	0
	04/2023	UYU	43,519	$	1,114	0	(8)
	05/2023	CAD	2,493		1,814	0	(32)
	05/2023	CLP	3,560,435		4,414	0	(39)
	05/2023	DKK	60,339		8,810	10	0
	05/2023	EUR	23,369		25,128	0	(275)
	05/2023	MXN	166		8	0	(1)
	05/2023	NZD	247		155	1	0
	05/2023	PEN	104,292		26,358	0	(1,290)
	05/2023	$	36,159	CLP	28,974,028	83	0
	05/2023		10,779	EUR	10,045	141	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	51

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	05/2023	UYU	41,985	$	1,072	$0	$(3)
	06/2023	CLP	8,452,884		10,169	0	(371)
	06/2023	COP	280,105,133		57,448	0	(1,763)
	06/2023	IDR	538,376,420		35,786	0	(186)
	06/2023	INR	674,918		8,164	0	(20)
	06/2023	MXN	205,263		10,961	0	(261)
	06/2023	PEN	140,346		36,102	0	(1,007)
	06/2023	THB	2,399,555		70,216	32	(538)
	06/2023	$	47,073	BRL	249,770	1,689	0
	06/2023		16,298	COP	77,481,637	210	(129)
	06/2023		9,238	INR	761,327	0	(6)
	06/2023		2,200	PEN	8,334	4	0
	06/2023	UYU	29,080	$	738	0	(3)
	06/2023	VND	71,712,000		3,037	0	(13)
	07/2023	ILS	27,757		8,096	338	0
	08/2023	EGP	39,798		1,148	32	0
	08/2023	PEN	23,985		6,077	0	(245)
	11/2023	ILS	20,367		6,173	446	0
	11/2023	$	4,103	EGP	132,471	0	(619)
	02/2024	EGP	27,533	$	733	43	0
	02/2024	$	1,677	EGP	58,609	0	(209)
CLY	04/2023		723	HUF	272,498	51	0
	05/2023		1,841	CLP	1,537,314	82	0
	11/2023	EUR	1,587	HUF	735,063	240	0
	06/2024	$	3,517	TWD	90,489	0	(400)
DUB	04/2023	MXN	16,504	$	866	0	(48)
	04/2023	$	4,701	MYR	20,744	11	0
	04/2023		688	PKR	177,500	0	(66)
	04/2023		11,116	ZAR	202,771	258	0
	05/2023		10,387	CLP	8,645,869	428	0
	06/2023		9,743	IDR	148,544,688	182	0
	06/2023		106	THB	3,584	0	0
	11/2023	EGP	95,005	$	3,331	832	0
	02/2024	$	9,656	EGP	338,296	0	(1,189)
GLM	04/2023	BRL	672,850	$	129,536	0	(3,217)
	04/2023	DOP	342,076		6,214	0	(5)
	04/2023	ILS	7,655		2,256	127	0
	04/2023	KRW	9,702,419		7,557	117	0
	04/2023	MXN	67,724		3,463	0	(282)
	04/2023	RON	21,019		4,556	0	(49)
	04/2023	$	130,859	BRL	672,850	1,894	0
	04/2023		8,951	KRW	11,494,493	0	(138)
	04/2023		3,575	MXN	64,739	2	0
	04/2023		186	ZAR	3,400	4	0
	05/2023	PEN	8,459	$	2,090	0	(153)
	05/2023	ZAR	23,766		1,419	90	(1)
	06/2023	MYR	8,455		1,879	0	(49)
	06/2023	$	73,588	BRL	390,393	2,628	0
	06/2023	UYU	96,416	$	2,438	0	(21)
	06/2023	VND	78,168,000		3,306	0	(18)
	07/2023	DOP	1,060,981		18,331	0	(578)
	07/2023	EGP	234,187		9,270	2,603	0
	07/2023	ILS	11,359		3,374	199	0
	07/2023	$	9,599	BRL	51,322	356	0
	07/2023		2,275	EGP	74,734	0	(132)
	08/2023	DOP	1,011,282	$	17,684	54	(320)
	11/2023	EGP	68,711		2,404	597	0
	11/2023	$	835	EGP	25,933	0	(153)
	01/2024	EGP	95,115	$	2,530	118	0

52	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	01/2024	$	163	EGP	5,363	$0	$(27)
	01/2024	ZAR	155,240	$	8,832	332	0
JPM	04/2023	BRL	34,800		6,476	0	(390)
	04/2023	INR	345,867		4,186	0	(22)
	04/2023	JPY	650,500		4,925	25	0
	04/2023	KRW	1,784,871		1,391	23	0
	04/2023	MXN	32,620		1,788	0	(20)
	04/2023	$	6,850	BRL	34,800	16	0
	04/2023		814	INR	67,163	3	0
	05/2023	CAD	1,559	$	1,136	0	(18)
	05/2023	NZD	784		486	0	(4)
	05/2023	$	24,182	ZAR	442,290	565	0
	06/2023	COP	81,679,705	$	16,858	0	(408)
	06/2023	$	7,817	COP	37,064,288	81	(63)
	06/2023		6,245	VND	149,880,000	130	0
	07/2023		33,013	BRL	173,377	618	0
	08/2023		525	EGP	17,561	0	(32)
	08/2023	UYU	13,386	$	337	0	(2)
	11/2023	HUF	735,733	EUR	1,587	0	(242)
	01/2024	$	529	EGP	17,404	0	(88)
	02/2024	EGP	36,687	$	968	50	0
	04/2024	KES	101,640		660	0	(69)
MBC	04/2023	CLP	563,851		647	0	(62)
	04/2023	CNH	53,864		7,808	0	(35)
	04/2023	ILS	8,106		2,368	113	0
	04/2023	JPY	102,100		765	0	(4)
	04/2023	RON	9,298		2,025	0	(12)
	04/2023	$	2,548	CLP	2,111,043	104	0
	04/2023		4,245	COP	20,162,159	85	0
	04/2023		6,165	CZK	136,128	121	0
	04/2023		32,591	HUF	11,494,722	54	0
	04/2023		2,493	IDR	37,968,390	45	0
	04/2023		322	ILS	1,114	0	(12)
	04/2023		5,013	INR	414,450	27	0
	04/2023		11,931	MXN	227,501	655	0
	04/2023		63,159	PLN	277,382	1,044	0
	04/2023		5,644	RON	25,821	13	0
	04/2023		5,006	TRY	97,305	0	(76)
	04/2023		681	UYU	26,433	1	0
	04/2023	UYU	72,028	$	1,823	0	(33)
	05/2023	CAD	149		111	1	0
	05/2023	$	11,712	CNH	78,601	0	(244)
	05/2023		20,982	ZAR	392,535	981	0
	06/2023	AED	32,626	$	8,883	0	0
	06/2023	IDR	76,707,297		5,019	0	(106)
	07/2023	CLP	4,758		6	0	0
	01/2024	$	1,538	EGP	50,680	0	(253)
MYI	04/2023	CNH	188,460	$	27,319	0	(123)
	04/2023	ILS	560		160	4	0
	04/2023	KRW	23,473		19	1	0
	04/2023	MXN	108,204		5,696	0	(288)
	04/2023	TRY	53,679		2,756	36	0
	04/2023	$	2,184	CLP	1,794,661	69	0
	04/2023		165	PLN	726	3	0
	04/2023		5,434	ZAR	97,320	28	0
	04/2023	ZAR	32,163	$	1,771	0	(34)
	05/2023	CHF	1,921		2,053	0	(56)
	05/2023	CZK	15,047	EUR	571	0	(74)
	05/2023	$	2,897	ZAR	53,869	117	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	53

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	06/2023	CLP	1,796,555	$	2,181	$0	$(59)
	06/2023	COP	10,027,415		2,025	0	(95)
	06/2023	IDR	225,069,337		14,726	0	(312)
	06/2023	$	6,385	IDR	95,823,711	18	(1)
	06/2023		21,632	MYR	96,492	375	0
	06/2023		669	PEN	2,565	9	0
	07/2023		10,377	EGP	234,187	0	(3,711)
	11/2023		76		2,435	0	(11)
	01/2024	EGP	62,058	$	1,670	97	0
	01/2024	$	2,694	EGP	90,535	0	(407)
	02/2024	EGP	37,051	$	988	61	0
NGF	04/2023	$	38	JPY	5,061	1	0
RBC	04/2023		11,723	GBP	9,513	12	0
	04/2023		42,718	MXN	885,492	6,267	0
	05/2023	GBP	9,513	$	11,730	0	(13)
	05/2023	MXN	1,755,499		92,737	0	(3,910)
	06/2023	$	538	MXN	10,121	16	0
	07/2023		18,825		362,219	885	0
SCX	04/2023	BRL	28,151	$	5,541	0	(13)
	04/2023	KES	115,571		867	0	(5)
	04/2023	KRW	37,946		31	2	0
	04/2023	MYR	30,431		6,922	8	0
	04/2023	PKR	177,500		710	88	0
	04/2023	$	5,398	BRL	28,151	156	0
	04/2023		2,342	IDR	35,680,370	43	0
	04/2023		3,445	INR	282,621	0	(7)
	04/2023		874	KES	115,571	0	(1)
	04/2023		67,749	MYR	302,576	993	0
	05/2023	NZD	3,582	$	2,273	33	0
	05/2023	$	1,765	CHF	1,604	0	(4)
	05/2023		5,858	EUR	5,514	137	0
	05/2023		1,746	NOK	17,970	0	(26)
	05/2023		1,361	ZAR	23,766	0	(31)
	06/2023	CLP	18,161	$	20	0	(3)
	06/2023	IDR	90,595,939		5,982	0	(71)
	06/2023	THB	49,209		1,447	0	(3)
	06/2023	TWD	708,219		23,511	131	0
	06/2023	$	3,430	CLP	2,855,367	130	0
	06/2023		18	CNY	123	0	0
	06/2023		19,990	IDR	303,273,330	273	0
	06/2023		8,086	MYR	35,959	115	0
	06/2023		79,420	THB	2,760,485	1,941	0
	09/2023		1,203	TRY	27,440	0	(52)
	01/2024		2,039	EGP	67,090	0	(338)
	01/2024		8,504	ZAR	155,240	0	(4)
SOG	04/2023	CNH	23,640	$	3,472	29	0
	04/2023	$	835	HUF	306,256	35	0
	04/2023		2,867	RON	13,380	65	0
	05/2023	CZK	24,686	EUR	948	0	(108)
	01/2024	$	1,545	EGP	50,290	0	(271)
SSB	06/2023	MYR	8,939	$	1,993	0	(46)
TOR	04/2023	GBP	9,513		11,442	0	(293)
	04/2023	$	154	CZK	3,411	3	0
	04/2023		34	PLN	152	1	0
	04/2023	ZAR	2,651	$	149	0	0
	05/2023		42,094		2,256	0	(100)
UAG	04/2023	HUF	1,085,896		2,946	0	(138)
	04/2023	MXN	58,939		3,113	0	(144)
	04/2023	$	2,270	CNH	15,271	0	(46)

54	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	04/2023	$	176	MXN	3,187	$0	$0
	04/2023	ZAR	223,734	$	12,320	0	(231)
	05/2023	EUR	2,435	CZK	61,611	195	0
	05/2023	MXN	15,878	$	868	0	(6)
	05/2023	$	93,799	CNY	650,427	1,172	0
	05/2023		29,713	ZAR	548,215	966	0
	11/2023	CZK	287,332	EUR	11,765	0	(263)

Total Forward Foreign Currency Contracts						$41,121	$(41,106)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC EUR versus CZK	CZK	23.830	11/01/2023	1,906	$190	$1,089
	Call - OTC USD versus INR	INR	92.600	06/16/2025	1,500	90	25
	Put - OTC USD versus INR		92.600	06/16/2025	1,500	90	110
CBK	Call - OTC USD versus BRL	BRL	4.980	05/22/2023	712	162	57
GLM	Put - OTC EUR versus HUF	HUF	385.000	11/01/2023	717	96	237
	Put - OTC EUR versus PLN	PLN	4.560	11/01/2023	2,871	320	413
	Put - OTC USD versus KRW	KRW	1,245.000	04/25/2023	16,323	62	14
JPM	Call - OTC AUD versus USD	$	0.735	05/04/2023	2,146	126	7
	Put - OTC EUR versus HUF	HUF	385.000	11/01/2023	1,443	138	477
MBC	Put - OTC USD versus MXN	MXN	18.310	05/04/2023	1,949	195	1,299
MYI	Put - OTC USD versus BRL	BRL	4.450	05/04/2023	1,893	189	6
	Put - OTC USD versus ZAR	ZAR	17.500	04/05/2023	15,015	72	18
	Put - OTC USD versus ZAR		15.925	05/04/2023	1,893	189	10
UAG	Put - OTC EUR versus HUF	HUF	395.000	04/20/2023	7,580	105	295
	Put - OTC USD versus MXN	MXN	18.800	04/20/2023	8,070	126	336

Total Purchased Options						$2,150	$4,393

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYI	Call - OTC USD versus MXN	MXN	21.000	03/07/2024	16,405	$(366)	$(362)
UAG	Put - OTC EUR versus HUF	HUF	385.000	04/20/2023	7,580	(39)	(131)
	Call - OTC EUR versus HUF		416.000	04/20/2023	7,580	(60)	(8)
	Put - OTC USD versus MXN	MXN	18.450	04/20/2023	8,070	(61)	(201)
	Call - OTC USD versus MXN		19.600	04/20/2023	8,070	(70)	(5)

						$(596)	$(707)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	55

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800%	04/14/2023	1,600	$(15)	$(8)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	1,600	(16)	(1)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	5,700	(31)	(26)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	5,700	(31)	(1)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	2,700	(15)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	2,700	(15)	(1)

							$(123)	$(49)

Total Written Options							$(719)	$(756)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Montenegro Government International Bond «	1.000%	Quarterly	06/20/2023	3.189%	EUR	400	$(31)	$28	$0	$(3)
BPS	Poland Government International Bond	1.000	Quarterly	12/20/2023	0.386		$500	2	0	2	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828		1,800	(3)	6	3	0
DUB	Eskom «	4.650	Quarterly	06/30/2029			8,000	0	3	3	0
GST	Poland Government International Bond	1.000	Quarterly	12/20/2023	0.386		1,000	4	1	5	0
	Poland Government International Bond	1.000	Quarterly	06/20/2024	0.515		3,000	13	6	19	0
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.566		5,300	(119)	72	0	(47)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	12.346		2,600	(62)	(1)	0	(63)
	State Oil Company of Azerb	1.000	Quarterly	12/20/2023	1.657		500	(18)	16	0	(2)

								$(214)	$131	$32	$(115)

56	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.295%	Annual	09/08/2025	ILS	39,000	$0	$956	$956	$0
	Pay	3-Month ILS-TELBOR	1.963	Annual	02/16/2028		28,700	0	(623)	0	(623)
	Receive	3-Month ILS-TELBOR	0.800	Annual	04/24/2028		86,500	0	3,133	3,133	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	(333)	0	(333)
	Pay	3-Month ILS-TELBOR	0.680	Annual	09/08/2030		19,500	0	(1,046)	0	(1,046)
BPS	Receive	3-Month COP-IBR Compounded-OIS	5.610	Quarterly	02/11/2026	COP	16,064,000	0	354	354	0
	Pay	3-Month ILS-TELBOR	1.805	Annual	12/12/2025	ILS	1,700	0	(25)	0	(25)
	Pay	3-Month ILS-TELBOR	0.588	Annual	04/29/2026		1,400	0	(37)	0	(37)
BRC	Pay	3-Month ILS-TELBOR	1.050	Annual	02/27/2024		12,800	0	(129)	0	(129)
	Receive	3-Month ILS-TELBOR	0.513	Annual	08/12/2024		39,500	0	603	603	0
	Receive	3-Month ILS-TELBOR	0.795	Annual	06/20/2028		43,000	0	1,554	1,554	0
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028		46,200	0	(864)	0	(864)
BSH	Pay	6-Month CLP-CHILIBOR	3.790	Semi- Annual	03/14/2026	CLP	15,998,900	0	(1,603)	0	(1,603)
	Receive	6-Month CLP-CHILIBOR	3.300	Semi- Annual	06/21/2029		3,550,000	0	592	592	0
CBK	Pay	3-Month ILS-TELBOR	1.041	Annual	05/15/2024	ILS	80,700	0	(791)	0	(791)
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		146,100	0	1,535	1,535	0
	Receive	3-Month ILS-TELBOR	0.485	Annual	08/09/2024		64,700	0	998	998	0
	Pay	6-Month CLP-CHILIBOR	3.650	Semi- Annual	11/14/2023	CLP	326,700	0	(29)	0	(29)
	Receive	6-Month CLP-CHILIBOR	3.763	Semi- Annual	05/24/2029		2,445,900	(38)	389	351	0
CKL	Pay	3-Month ILS-TELBOR	2.100	Annual	06/20/2028	ILS	11,000	(36)	(145)	0	(181)
DUB	Receive	3-Month ILS-TELBOR	0.690	Annual	09/27/2027		25,100	0	838	838	0
GLM	Receive	1-Year BRL-CDI	11.708	Maturity	01/02/2025	BRL	30,800	0	60	60	0
	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024	COP	27,580,700	(3)	454	451	0
	Pay	3-Month ILS-TELBOR	1.048	Annual	02/27/2024	ILS	171,400	0	(1,725)	0	(1,725)
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		64,900	0	682	682	0
	Receive	3-Month ILS-TELBOR	0.960	Annual	05/24/2024		10,700	0	113	113	0
	Receive	3-Month ILS-TELBOR	0.520	Annual	08/12/2024		51,200	0	779	779	0
	Pay	3-Month ILS-TELBOR	1.898	Annual	12/17/2025		59,900	0	(831)	0	(831)
	Pay	3-Month ILS-TELBOR	0.540	Annual	05/11/2027		10,300	0	(344)	0	(344)
	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		3,200	0	(69)	0	(69)
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		37,800	0	(857)	0	(857)
	Receive	3-Month ILS-TELBOR	0.720	Annual	06/20/2028		20,200	0	753	753	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		10,300	0	(185)	0	(185)
	Receive	3-Month ILS-TELBOR	0.820	Annual	01/15/2030		20,200	0	987	987	0
	Receive	6-Month CLP-CHILIBOR	3.015	Semi- Annual	06/20/2026	CLP	5,445,000	0	823	823	0
	Pay	6-Month CLP-CHILIBOR	4.095	Semi- Annual	06/01/2027		15,023,700	0	(1,681)	0	(1,681)
	Pay	6-Month CLP-CHILIBOR	3.830	Semi- Annual	05/22/2029		6,734,700	0	(919)	0	(919)
	Pay	6-Month CLP-CHILIBOR(6)	4.319	Semi- Annual	05/22/2029		10,120,000	0	(34)	0	(34)
	Pay	6-Month CLP-CHILIBOR	3.265	Semi- Annual	06/14/2029		1,715,500	0	(294)	0	(294)
	Receive	6-Month CLP-CHILIBOR	6.620	Semi- Annual	09/20/2032		3,100,000	0	(427)	0	(427)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	57

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
HUS	Pay	3-Month ILS-TELBOR	1.018	Annual	03/11/2024	ILS	117,300	$0	$(1,204)	$0	$(1,204)
	Pay	3-Month ILS-TELBOR	1.018	Annual	05/15/2024		64,800	0	(644)	0	(644)
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		20,000	1	(360)	0	(359)
JPM	Receive	3-Month ILS-TELBOR	0.475	Annual	08/09/2024		67,300	0	1,042	1,042	0
	Receive	3-Month ILS-TELBOR	0.813	Annual	06/20/2028		24,300	0	872	872	0
	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028		17,000	0	(285)	0	(285)
	Receive	6-Month CLP-CHILIBOR	3.540	Semi-Annual	06/04/2029	CLP	4,085,000	0	640	640	0

								$(76)	$2,673	$18,116	$(15,519)

Total Swap Agreements								$(290)	$2,804	$18,148	$(15,634)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$(8)	$0	$0	$(8)	$(8)	$0	$(8)
BOA	2,465	1,224	4,089	7,778	(2,972)	(9)	(2,005)	(4,986)	2,792	(2,680)	112
BPS	2,289	0	359	2,648	(4,193)	0	(62)	(4,255)	(1,607)	1,953	346
BRC	1,664	0	2,157	3,821	(892)	0	(993)	(1,885)	1,936	(2,192)	(256)
BSH	132	0	592	724	(3,415)	0	(1,603)	(5,018)	(4,294)	3,625	(669)
CBK	4,096	57	2,884	7,037	(9,287)	0	(820)	(10,107)	(3,070)	3,476	406
CKL	0	0	0	0	0	0	(181)	(181)	(181)	0	(181)
CLY	373	0	0	373	(400)	0	0	(400)	(27)	0	(27)
DUB	1,711	0	841	2,552	(1,303)	0	0	(1,303)	1,249	(1,240)	9
GLM	9,121	664	4,648	14,433	(5,143)	(27)	(7,366)	(12,536)	1,897	(980)	917
GST	0	0	24	24	0	0	0	0	24	(80)	(56)
HUS	0	0	0	0	0	0	(2,207)	(2,207)	(2,207)	2,341	134
IND	0	0	0	0	0	0	0	0	0	(219)	(219)
JPM	1,511	484	2,554	4,549	(1,358)	(13)	(397)	(1,768)	2,781	(2,690)	91
MBC	3,244	1,299	0	4,543	(837)	0	0	(837)	3,706	(3,880)	(174)
MYI	818	34	0	852	(5,171)	(362)	0	(5,533)	(4,681)	4,582	(99)
NGF	1	0	0	1	0	0	0	0	1	0	1
RBC	7,180	0	0	7,180	(3,923)	0	0	(3,923)	3,257	(3,600)	(343)
SCX	4,050	0	0	4,050	(558)	0	0	(558)	3,492	(2,870)	622
SOG	129	0	0	129	(379)	0	0	(379)	(250)	310	60
SSB	0	0	0	0	(46)	0	0	(46)	(46)	0	(46)
TOR	4	0	0	4	(393)	0	0	(393)	(389)	301	(88)
UAG	2,333	631	0	2,964	(828)	(345)	0	(1,173)	1,791	(1,782)	9

Total Over the Counter	$41,121	$4,393	$18,148	$63,662	$(41,106)	$(756)	$(15,634)	$(57,496)

58	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

(p)

Securities with an aggregate market value of $16,588 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	7	0	0	11,936	11,943

	$0	$7	$0	$0	$11,996	$12,003

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$41,121	$0	$41,121
Purchased Options	0	0	0	4,393	0	4,393
Swap Agreements	0	32	0	0	18,116	18,148

	$0	$32	$0	$45,514	$18,116	$63,662

	$0	$39	$0	$45,514	$30,112	$75,665

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	59

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$50	$50
Futures	0	0	0	0	90	90
Swap Agreements	0	0	0	0	11,977	11,977

	$0	$0	$0	$0	$12,117	$12,117

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$41,106	$0	$41,106
Written Options	0	0	0	707	49	756
Swap Agreements	0	115	0	0	15,519	15,634

	$0	$115	$0	$41,813	$15,568	$57,496

	$0	$115	$0	$41,813	$27,685	$69,613

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$633	$633
Swap Agreements	0	(1,940)	0	0	32,243	30,303

	$0	$(1,940)	$0	$0	$32,876	$30,936

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$61,590	$0	$61,590
Purchased Options	0	0	0	(350)	492	142
Written Options	0	289	0	1,730	5	2,024
Swap Agreements	0	1,957	0	(9,216)	11,162	3,903

	$0	$2,246	$0	$53,754	$11,659	$67,659

	$0	$306	$0	$53,754	$44,535	$98,595

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$161	$161
Futures	0	0	0	0	(269)	(269)
Swap Agreements	0	(636)	0	0	(18,438)	(19,074)

	$0	$(636)	$0	$0	$(18,546)	$(19,182)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(54,683)	$0	$(54,683)
Purchased Options	0	0	0	3,870	0	3,870
Written Options	0	0	0	(388)	1,265	877
Swap Agreements	0	162	0	(82)	(4,790)	(4,710)

	$0	$162	$0	$(51,283)	$(3,525)	$(54,646)

	$0	$(474)	$0	$(51,283)	$(22,071)	$(73,828)

60	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$0	$21,728	$510	$22,238
Sovereign Issues	0	63,952	0	63,952
Cayman Islands
Asset-Backed Securities	0	10,505	0	10,505
Corporate Bonds & Notes	0	6,594	0	6,594
Chile
Sovereign Issues	0	31,052	0	31,052
China
Sovereign Issues	0	70,692	0	70,692
Colombia
Corporate Bonds & Notes	0	6,875	0	6,875
Sovereign Issues	0	85,387	0	85,387
Czech Republic
Sovereign Issues	0	75,026	0	75,026
Denmark
Corporate Bonds & Notes	0	29,126	0	29,126
Dominican Republic
Sovereign Issues	0	53,313	0	53,313
France
Corporate Bonds & Notes	0	0	1,378	1,378
Hungary
Sovereign Issues	0	24,706	0	24,706
Indonesia
Sovereign Issues	0	105,605	0	105,605
Ireland
Asset-Backed Securities	0	846	0	846
Israel
Corporate Bonds & Notes	0	2,335	0	2,335
Sovereign Issues	0	5,651	0	5,651
Ivory Coast
Loan Participations and Assignments	0	0	3,198	3,198
Jersey, Channel Islands
Corporate Bonds & Notes	0	9,814	0	9,814
Kazakhstan
Corporate Bonds & Notes	0	729	0	729
Luxembourg
Corporate Bonds & Notes	0	673	339	1,012
Malaysia
Sovereign Issues	0	97,232	0	97,232
Mexico
Corporate Bonds & Notes	0	4,509	0	4,509
Sovereign Issues	0	193,191	0	193,191
Netherlands
Corporate Bonds & Notes	0	4,669	0	4,669
Nigeria
Corporate Bonds & Notes	0	3,291	0	3,291
Panama
Sovereign Issues	0	3,215	0	3,215
Peru
Corporate Bonds & Notes	0	4,832	0	4,832
Sovereign Issues	0	36,756	0	36,756
Philippines
Sovereign Issues	0	981	0	981

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	61

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Poland
Sovereign Issues	$0	$114,711	$0	$114,711
Qatar
Corporate Bonds & Notes	0	0	7	7
Loan Participations and Assignments	0	0	9,488	9,488
Romania
Sovereign Issues	0	83,560	0	83,560
Russia
Sovereign Issues	0	0	778	778
Serbia
Sovereign Issues	0	2,715	0	2,715
South Africa
Corporate Bonds & Notes	0	9,026	10,969	19,995
Sovereign Issues	0	181,335	0	181,335
South Korea
Sovereign Issues	0	4,178	0	4,178
Supranational
Corporate Bonds & Notes	0	55,986	0	55,986
Tanzania
Loan Participations and Assignments	0	4,708	0	4,708
Thailand
Sovereign Issues	0	150,786	0	150,786
Turkey
Loan Participations and Assignments	0	0	7,620	7,620
United Arab Emirates
Loan Participations and Assignments	0	0	8,969	8,969
United Kingdom
Non-Agency Mortgage-Backed Securities	0	8,798	0	8,798
United States
Asset-Backed Securities	0	76,271	0	76,271
Common Stocks	0	0	89	89
Corporate Bonds & Notes	0	1,922	0	1,922
Loan Participations and Assignments	0	0	7,458	7,458
Non-Agency Mortgage-Backed Securities	0	30,702	0	30,702
U.S. Government Agencies	0	25	0	25
Uruguay
Sovereign Issues	0	8,531	0	8,531
Zambia
Sovereign Issues	0	3,782	0	3,782
Short-Term Instruments
Certificates of Deposit	0	16,896	1,136	18,032
Repurchase Agreements	0	22,431	0	22,431
U.S. Treasury Bills	0	18,898	0	18,898

	$0	$1,748,546	$51,939	$1,800,485

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$45,416	$0	$0	$45,416

Total Investments	$45,416	$1,748,546	$51,939	$1,845,901

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	60	11,904	0	11,964
Over the counter	0	63,659	3	63,662

	$60	$75,563	$3	$75,626

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(47)	(12,070)	0	(12,117)
Over the counter	0	(57,493)	(3)	(57,496)

	$(47)	$(69,563)	$(3)	$(69,613)

Total Financial Derivative Instruments	$13	$6,000	$0	$6,013

Totals	$45,429	$1,754,546	$51,939	$1,851,914

62	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2023

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$10,189	$4,323	$0	$(3)	$0	$(5,623)	$0	$(8,376)	$510	$(1,753)
France
Corporate Bonds & Notes	1,466	0	0	19	0	(107)	0	0	1,378	(107)
Germany
Corporate Bonds & Notes	15,899	0	(15,406)	(1)	(1,624)	1,132	0	0	0	0
Ivory Coast
Loan Participations and Assignments	4,321	0	(809)	2	(113)	(203)	0	0	3,198	(261)
Jersey, Channel Islands
Corporate Bonds & Notes	9,646	0	(9,834)	18	(462)	632	0	0	0	0
Luxembourg
Corporate Bonds & Notes	0	328	0	3	0	8	0	0	339	8
Qatar
Corporate Bonds & Notes	143	0	(123)	1	(1)	(13)	0	0	7	0
Loan Participations and Assignments	0	9,434	0	27	0	27	0	0	9,488	27
Russia
Sovereign Issues	0	0	0	0	0	0	778	0	778	0
South Africa
Corporate Bonds & Notes	13,408	0	0	0	0	(2,439)	0	0	10,969	(2,439)
Loan Participations and Assignments	5,718	0	(5,836)	(229)	408	(61)	0	0	0	0
Turkey
Loan Participations and Assignments	0	0	0	0	0	0	7,620	0	7,620	0
United Arab Emirates
Loan Participations and Assignments	0	9,126	0	(25)	0	(132)	0	0	8,969	(132)
United States
Common Stocks	0	89	0	0	0	0	0	0	89	0
Loan Participations and Assignments	0	7,430	0	0	0	28	0	0	7,458	28
Non-Agency Mortgage-Backed Securities	300	0	(300)	0	0	0	0	0	0	0
Short-Term Instruments
Certificates of Deposit	0	1,716	(758)	0	72	106	0	0	1,136	106

	$61,090	$32,446	$(33,066)	$(188)	$(1,720)	$(6,645)	$8,398	$(8,376)	$51,939	$(4,523)

Financial Derivative Instruments – Assets
Over the counter	$125	$0	$0	$0	$0	$(122)	$0	$0	$3	$0

Financial Derivative Instruments – Liabilities
Over the counter	$(5,454)	$0	$5	$0	$0	$5,446	$0	$0	$(3)	$(1)

Totals	$55,761	$32,446	$(33,061)	$(188)	$(1,720)	$(1,321)	$8,398	$(8,376)	$51,939	$(4,524)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	63

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

March 31, 2023

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023				(% Unless Noted Otherwise)
		Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$510	Indicative Market Quotation	Broker Quote		8.385	—
France
Corporate Bonds & Notes	1,378	Other Valuation Techniques(3)	—		—	—
Ivory Coast
Loan Participations and Assignments	3,198	Indicative Market Quotation	Price		94.500	—
Luxembourg
Corporate Bonds & Notes	339	Discounted Cash Flow	Discount Rate		14.510	—
Qatar
Corporate Bonds & Notes	7	Other Valuation Techniques(3)	—		—	—
Loan Participations and Assignments	9,488	Third Party Vendor	Broker Quote		99.875	—
Russia
Sovereign Issues	778	Third Party Vendor	Expected Recovery		6.000	—
South Africa
Corporate Bonds & Notes	10,969	Discounted Cash Flow	Discount Rate		9.300	—
Turkey
Loan Participations and Assignments	7,620	Third Party Vendor	Broker Quote		96.250	—
United Arab Emirates
Loan Participations and Assignments	8,969	Third Party Vendor	Broker Quote		100.250	—
United States
Common Stocks	89	Comparable Multiple	EBITDA Multiple	X	6.000	—
Loan Participations and Assignments	7,458	Proxy Pricing	Base Price		96.500	—
Short-Term Instruments
Certificates of Deposit	1,136	Proxy Pricing	Base Price		103.776	—

Financial Derivative Instruments - Assets
Over the counter	3	Other Valuation Techniques(3)	—		—	—

Financial Derivative Instruments - Liabilities
Over the counter	(3)	Indicative Market Quotation	Broker Quote		(0.658)	—

Total	$51,939

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

64	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

ANNUAL REPORT	MARCH 31, 2023	65

Notes to Financial Statements (Cont.)

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

66	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2023

(e) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are

ANNUAL REPORT	MARCH 31, 2023	67

Notes to Financial Statements (Cont.)

expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

68	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2023

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and

ANNUAL REPORT	MARCH 31, 2023	69

Notes to Financial Statements (Cont.)

application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn,

70	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2023

the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability

ANNUAL REPORT	MARCH 31, 2023	71

Notes to Financial Statements (Cont.)

of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

72	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2023

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price

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Notes to Financial Statements (Cont.)

may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), PIMCO’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$29,569	$1,519	$0	$0	$(788)	$30,300	$1,519	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$149,599	$2,268,401	$(2,402,901)	$15	$2	$15,116	$1,301	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  Certain Funds may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on

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Notes to Financial Statements (Cont.)

maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds   are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s

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insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to

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Notes to Financial Statements (Cont.)

the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full

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faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund

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Notes to Financial Statements (Cont.)

loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance

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with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date

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Notes to Financial Statements (Cont.)

in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class

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(before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or

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Notes to Financial Statements (Cont.)

underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement

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outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Notes to Financial Statements (Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing

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counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

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Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations.

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Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

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Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

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March 31, 2023

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2023	93

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%	0.45%	0.55%	0.65%(1)	0.60%	0.60%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO  provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses,

94	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2023

including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $2,398.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2023	95

Notes to Financial Statements (Cont.)

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$1,693	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$2,390,749	$2,800,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.

96	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2023

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	163,730	$894,766	285,648	$1,796,131

I-2	11,649	63,656	9,856	61,671

I-3	784	4,382	1,981	12,699

Class A	1,634	8,930	3,293	20,660

Class C	93	512	154	973

Issued as reinvestment of distributions

Institutional Class	14,189	76,863	11,112	68,963

I-2	634	3,440	632	3,974

I-3	40	215	98	613

Class A	237	1,285	252	1,590

Class C	10	54	13	80

Cost of shares redeemed

Institutional Class	(313,214)	(1,688,628)	(85,446)	(523,971)

I-2	(11,476)	(62,078)	(9,000)	(56,260)

I-3	(874)	(4,787)	(2,768)	(16,915)

Class A	(2,402)	(12,866)	(2,760)	(17,215)

Class C	(122)	(655)	(244)	(1,537)

Net increase (decrease) resulting from Fund share transactions	(135,088)	$(714,911)	212,821	$1,351,456

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 43% of the Fund. The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	MARCH 31, 2023	97

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$0	$(173,388)	$(801)	$(403,658)	$0	$0	$(577,847)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, straddle loss deferrals, and passive foreign investment companies (PFICs).

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

98	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2023

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Local Currency and Bond Fund	$263,892	$139,766

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,013,008	$345,848	$(513,091)	$(167,243)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, straddle loss deferrals, and passive foreign investment companies (PFICs).

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Local Currency and Bond Fund	$48,014	$0	$39,946	$84,621	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2023	99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Local Currency and Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Local Currency and Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

100	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
CDI	Natixis Singapore	NOM	Nomura Securities International, Inc.
CKL	Citibank N.A. London	RBC	Royal Bank of Canada
CLY	Crédit Agricole Corporate and Investment Bank	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AED	UAE Dirham	KZT	Kazakhstani Tenge
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PHP	Philippine Peso
CNY	Chinese Renminbi (Mainland)	PKR	Pakistani Rupee
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DKK	Danish Krone	RSD	Serbian Dinar
DOP	Dominican Peso	RUB	Russian Ruble
EGP	Egyptian Pound	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	UYU	Uruguayan Peso
INR	Indian Rupee	VND	Vietnamese Dong
JPY	Japanese Yen	ZAR	South African Rand
KES	Kenyan Schilling	ZMW	Zambian Kwacha
KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BZDIOVRA	Brazil Interbank Deposit Rate	LIBOR03M	3 Month USD-LIBOR
CNREPOFIX	China Fixing Repo Rates 7-Day	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
IBR	Indicador Bancario de Referencia	US0006M	ICE 6-Month USD LIBOR

ANNUAL REPORT	MARCH 31, 2023	101

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	MIBOR	Mumbai Interbank Offered Rate
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BRL-CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JSC	Joint Stock Company	THBFIX	Thai Baht Floating-Rate Fix
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

102	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).   Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Emerging Markets Local Currency and Bond Fund	0.00%	0.00%	$5,291	$0	$9,458

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Emerging Markets Local Currency and Bond Fund	0.00%

ANNUAL REPORT	MARCH 31, 2023	103

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

104	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2023	105

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

106	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2023	107

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

108	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	MARCH 31, 2023	109

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3011AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO High Yield Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017 — 2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO HIGH YIELD FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO HIGH YIELD FUND

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO High Yield Fund (Cont.)

related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/

6	PIMCO HIGH YIELD FUND

or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO High Yield Fund (Cont.)

Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing

8	PIMCO HIGH YIELD FUND

transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	MARCH 31, 2023	9

PIMCO High Yield Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	(2.66)%	2.93%	3.72%	6.87%
PIMCO High Yield Fund I-2	(2.75)%	2.83%	3.62%	6.76%
PIMCO High Yield Fund I-3	(2.80)%	2.78%	3.57%	6.68%
PIMCO High Yield Fund Administrative Class	(2.90)%	2.68%	3.47%	6.61%
PIMCO High Yield Fund Class A	(3.00)%	2.58%	3.36%	6.47%
PIMCO High Yield Fund Class A (adjusted)	(6.64)%	1.79%	2.97%	6.31%
PIMCO High Yield Fund Class C	(3.73)%	1.81%	2.59%	5.68%
PIMCO High Yield Fund Class C (adjusted)	(4.63)%	1.81%	2.59%	5.68%
PIMCO High Yield Fund Class R	(3.24)%	2.32%	3.10%	6.20%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	(2.92)%	3.26%	4.05%	6.64%♦
Lipper High Yield Funds Average	(3.85)%	2.58%	3.27%	6.18%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/1992.

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index was first published on December 31, 1996. For periods prior to December 31, 1996, information is based on performance of the Fund’s prior primary benchmark, the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.56% for the Institutional Class shares, 0.66% for I-2 shares, 0.76% for I-3 shares, 0.81% for Administrative Class shares, 0.91% for Class A shares, 1.66% for Class C shares and 1.16% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented

10	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	85.6%
U.S. Treasury Obligations	8.7%
Short-Term Instruments‡	3.8%
Loan Participations and Assignments	1.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high-yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities(i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the retailers sector contributed to performance, as prices of an underweight position within the sector fell.

»	Underweight exposure to the retailers sector contributed to performance, as the sector underperformed.

»	Security selection in the forest products, paper and packaging sector contributed to performance, as prices of an overweight position within the sector rose.
»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader market.

»	Security selection in the energy sector detracted from performance, as prices of an overweight position within the sector fell.

»	Security selection in the media, entertainment and publishing sector detracted from performance, as prices of an overweight position within the sector fell.

ANNUAL REPORT	MARCH 31, 2023	11

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,083.30	$2.96	$1,000.00	$1,022.09	$2.87	0.57%
I-2	1,000.00	1,082.80	3.48	1,000.00	1,021.59	3.38	0.67
I-3	1,000.00	1,082.50	3.74	1,000.00	1,021.34	3.63	0.72
Administrative Class	1,000.00	1,082.00	4.26	1,000.00	1,020.84	4.13	0.82
Class A	1,000.00	1,081.50	4.77	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	1,077.50	8.65	1,000.00	1,016.60	8.40	1.67
Class R	1,000.00	1,080.10	6.07	1,000.00	1,019.10	5.89	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO HIGH YIELD FUND

Benchmark Description

Index*	Benchmark Description

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	13

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2023	$8.51	$0.39	$(0.63)	$(0.24)	$(0.42)	$(0.15)	$0.00	$(0.57)

03/31/2022	8.99	0.38	(0.45)	(0.07)	(0.41)	0.00	0.00	(0.41)

03/31/2021	7.94	0.38	1.07	1.45	(0.40)	0.00	0.00	(0.40)

03/31/2020	8.78	0.44	(0.83)	(0.39)	(0.44)	0.00	(0.01)	(0.45)

03/31/2019	8.72	0.46	0.07	0.53	(0.47)	0.00	0.00	(0.47)

I-2

03/31/2023	8.51	0.38	(0.63)	(0.25)	(0.41)	(0.15)	0.00	(0.56)

03/31/2022	8.99	0.37	(0.45)	(0.08)	(0.40)	0.00	0.00	(0.40)

03/31/2021	7.94	0.37	1.07	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.43	(0.83)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

03/31/2019	8.72	0.45	0.07	0.52	(0.46)	0.00	0.00	(0.46)

I-3

03/31/2023	8.51	0.38	(0.63)	(0.25)	(0.41)	(0.15)	0.00	(0.56)

03/31/2022	8.99	0.36	(0.44)	(0.08)	(0.40)	0.00	0.00	(0.40)

03/31/2021	7.94	0.36	1.08	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.42	(0.82)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

04/27/2018 - 03/31/2019	8.73	0.42	0.05	0.47	(0.42)	0.00	0.00	(0.42)

Administrative Class

03/31/2023	8.51	0.37	(0.63)	(0.26)	(0.40)	(0.15)	0.00	(0.55)

03/31/2022	8.99	0.36	(0.45)	(0.09)	(0.39)	0.00	0.00	(0.39)

03/31/2021	7.94	0.36	1.07	1.43	(0.38)	0.00	0.00	(0.38)

03/31/2020	8.78	0.42	(0.83)	(0.41)	(0.42)	0.00	(0.01)	(0.43)

03/31/2019	8.72	0.43	0.08	0.51	(0.45)	0.00	0.00	(0.45)

Class A

03/31/2023	8.51	0.36	(0.63)	(0.27)	(0.39)	(0.15)	0.00	(0.54)

03/31/2022	8.99	0.35	(0.45)	(0.10)	(0.38)	0.00	0.00	(0.38)

03/31/2021	7.94	0.35	1.07	1.42	(0.37)	0.00	0.00	(0.37)

03/31/2020	8.78	0.41	(0.83)	(0.42)	(0.41)	0.00	(0.01)	(0.42)

03/31/2019	8.72	0.43	0.07	0.50	(0.44)	0.00	0.00	(0.44)

Class C

03/31/2023	8.51	0.30	(0.63)	(0.33)	(0.33)	(0.15)	0.00	(0.48)

03/31/2022	8.99	0.28	(0.45)	(0.17)	(0.31)	0.00	0.00	(0.31)

03/31/2021	7.94	0.28	1.07	1.35	(0.30)	0.00	0.00	(0.30)

03/31/2020	8.78	0.34	(0.83)	(0.49)	(0.34)	0.00	(0.01)	(0.35)

03/31/2019	8.72	0.36	0.07	0.43	(0.37)	0.00	0.00	(0.37)

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.70	(2.66)%	$6,421,111	0.57%		0.57%		0.55%		0.55%		4.98%		25%

8.51	(0.91)	8,042,209	0.56		0.56		0.55		0.55		4.23		26

8.99	18.49	9,472,559	0.56		0.56		0.55		0.55		4.30		29

7.94	(4.86)	6,130,559	0.57		0.57		0.55		0.55		4.94		34

8.78	6.27	6,741,939	0.59		0.59		0.55		0.55		5.30		21

7.70	(2.75)	408,267	0.67		0.67		0.65		0.65		4.88		25

8.51	(1.01)	499,207	0.66		0.66		0.65		0.65		4.14		26

8.99	18.37	482,815	0.66		0.66		0.65		0.65		4.21		29

7.94	(4.95)	317,936	0.67		0.67		0.65		0.65		4.84		34

8.78	6.16	355,451	0.69		0.69		0.65		0.65		5.20		21

7.70	(2.80)	9,027	0.72		0.77		0.70		0.75		4.90		25

8.51	(1.06)	19,694	0.71		0.76		0.70		0.75		4.02		26

8.99	18.31	50,922	0.71		0.76		0.70		0.75		4.08		29

7.94	(5.00)	9,015	0.72		0.77		0.70		0.75		4.81		34

8.78	5.57	3,991	0.74	*	0.79	*	0.70	*	0.75	*	5.21	*	21

7.70	(2.90)	302,888	0.82		0.82		0.80		0.80		4.74		25

8.51	(1.15)	354,288	0.81		0.81		0.80		0.80		3.98		26

8.99	18.20	393,891	0.81		0.81		0.80		0.80		4.05		29

7.94	(5.08)	281,004	0.82		0.82		0.80		0.80		4.69		34

8.78	6.00	449,135	0.84		0.84		0.80		0.80		5.03		21

7.70	(3.00)	511,871	0.92		0.92		0.90		0.90		4.64		25

8.51	(1.25)	626,661	0.91		0.91		0.90		0.90		3.89		26

8.99	18.08	666,590	0.91		0.91		0.90		0.90		3.98		29

7.94	(5.19)	579,375	0.92		0.92		0.90		0.90		4.59		34

8.78	5.90	710,419	0.94		0.94		0.90		0.90		4.95		21

7.70	(3.73)	17,186	1.67		1.67		1.65		1.65		3.87		25

8.51	(1.99)	25,894	1.66		1.66		1.65		1.65		3.13		26

8.99	17.20	35,990	1.66		1.66		1.65		1.65		3.25		29

7.94	(5.90)	64,260	1.67		1.67		1.65		1.65		3.85		34

8.78	5.11	106,785	1.69		1.69		1.65		1.65		4.20		21

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO High Yield Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2023	$8.51	$0.34	$(0.63)	$(0.29)	$(0.37)	$(0.15)	$0.00	$(0.52)

03/31/2022	8.99	0.33	(0.45)	(0.12)	(0.36)	0.00	0.00	(0.36)

03/31/2021	7.94	0.33	1.07	1.40	(0.35)	0.00	0.00	(0.35)

03/31/2020	8.78	0.38	(0.82)	(0.44)	(0.39)	0.00	(0.01)	(0.40)

03/31/2019	8.72	0.41	0.07	0.48	(0.42)	0.00	0.00	(0.42)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.70	(3.24)%	$32,258	1.17%	1.17%	1.15%	1.15%	4.40%	25%

8.51	(1.50)	35,351	1.16	1.16	1.15	1.15	3.64	26

8.99	17.79	36,138	1.16	1.16	1.15	1.15	3.71	29

7.94	(5.42)	27,183	1.17	1.17	1.15	1.15	4.34	34

8.78	5.64	31,064	1.19	1.19	1.15	1.15	4.70	21

ANNUAL REPORT	MARCH 31, 2023	17

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$7,577,881
Investments in Affiliates	15,405

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,712
Over the counter	225
Deposits with counterparty	38,179
Foreign currency, at value	304
Receivable for investments sold	3,321
Receivable for Fund shares sold	13,578
Interest and/or dividends receivable	112,212
Dividends receivable from Affiliates	23
Reimbursement receivable from PIMCO	1
Prepaid expenses	118
Other assets	1

Total Assets	7,764,960

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$14,310

Financial Derivative Instruments
Over the counter	1,744
Payable for investments purchased	88
Payable for investments in Affiliates purchased	23
Payable for Fund shares redeemed	37,722
Distributions payable	4,292
Accrued investment advisory fees	1,716
Accrued supervisory and administrative fees	2,148
Accrued distribution fees	86
Accrued servicing fees	126
Other liabilities	97

Total Liabilities	62,352

Net Assets	$7,702,608

Net Assets Consist of:

Paid in capital	$8,763,497
Distributable earnings (accumulated loss)	(1,060,889)

Net Assets	$7,702,608

Cost of investments in securities	$8,311,892
Cost of investments in Affiliates	$15,411
Cost of foreign currency held	$300
Cost or premiums of financial derivative instruments, net	$573

* Includes repurchase agreements of:	$20,897

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$6,421,111
I-2	408,267
I-3	9,027
Administrative Class	302,888
Class A	511,871
Class C	17,186
Class R	32,258

Shares Issued and Outstanding:

Institutional Class	834,120
I-2	53,035
I-3	1,173
Administrative Class	39,346
Class A	66,494
Class C	2,232
Class R	4,190

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.70
I-2	7.70
I-3	7.70
Administrative Class	7.70
Class A	7.70
Class C	7.70
Class R	7.70

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	19

Statement of Operations PIMCO High Yield Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$460,677
Dividends from Investments in Affiliates	1,975
Total Income	462,652

Expenses:

Investment advisory fees	20,857
Supervisory and administrative fees	26,083
Distribution and/or servicing fees - Administrative Class	825
Distribution and/or servicing fees - Class A	1,368
Distribution and/or servicing fees - Class C	200
Distribution and/or servicing fees - Class R	167
Trustee fees	50
Interest expense	1,315
Miscellaneous expense	6
Total Expenses	50,871
Waiver and/or Reimbursement by PIMCO	(15)
Net Expenses	50,856

Net Investment Income (Loss)	411,796

Net Realized Gain (Loss):

Investments in securities	(258,489)
Investments in Affiliates	(5,469)
Exchange-traded or centrally cleared financial derivative instruments	(19,167)
Over the counter financial derivative instruments	(16,613)
Foreign currency	(397)

Net Realized Gain (Loss)	(300,135)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(481,139)
Investments in Affiliates	5,507
Exchange-traded or centrally cleared financial derivative instruments	29,097
Over the counter financial derivative instruments	(3,052)
Foreign currency assets and liabilities	128

Net Change in Unrealized Appreciation (Depreciation)	(449,459)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(337,798)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$411,796	$451,866
Net realized gain (loss)	(300,135)	217,537
Net change in unrealized appreciation (depreciation)	(449,459)	(743,177)

Net Increase (Decrease) in Net Assets Resulting from Operations	(337,798)	(73,774)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(498,622)	(414,051)
I-2	(27,562)	(23,216)
I-3	(2,603)	(1,911)
Administrative Class	(22,759)	(18,427)
Class A	(37,428)	(28,424)
Class C	(1,187)	(1,092)
Class R	(2,218)	(1,471)

Total Distributions(a)	(592,379)	(488,592)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(970,519)	(973,235)

Total Increase (Decrease) in Net Assets	(1,900,696)	(1,535,601)

Net Assets:

Beginning of year	9,603,304	11,138,905
End of year	$7,702,608	$9,603,304

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	21

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.9%

AP Core Holdings LLC
10.340% (LIBOR01M + 5.500%) due 09/01/2027 ~	$14,750	$14,387

Diamond Sports Group LLC
8.025% due 08/24/2026	7,258	416

DirecTV Financing LLC
9.840% (LIBOR01M + 5.000%) due 08/02/2027 ~	3,897	3,760

Dun & Bradstreet Corp.
8.095% (LIBOR01M + 3.250%) due 02/06/2026 ~	8,598	8,596

LBM Acquisition LLC
8.590% (LIBOR06M + 3.750%) due 12/17/2027 ~	12,338	11,661

McAfee LLC
8.515% due 03/01/2029	9,925	9,362

RegionalCare Hospital Partners Holdings, Inc.
8.575% (LIBOR03M + 3.750%) due 11/16/2025 ~	16,679	15,928

Sotera Health Holdings LLC
7.575% (LIBOR03M + 2.750%) due 12/11/2026 ~	40,000	38,675

Team Health Holdings, Inc.
7.590% (LIBOR01M + 2.750%) due 02/06/2024 ~	34,028	29,264

U.S. Renal Care, Inc.
9.875% (LIBOR01M + 5.000%) due 06/26/2026 ~	22,583	15,441

Total Loan Participations and Assignments (Cost $168,182)		147,490

CORPORATE BONDS & NOTES 84.4%

BANKING & FINANCE 8.0%

Allied Universal Holdco LLC
4.625% due 06/01/2028	15,750	13,309
6.000% due 06/01/2029	5,000	3,738
6.625% due 07/15/2026	7,000	6,734

Ally Financial, Inc.
8.000% due 11/01/2031	20,000	21,003

AmWINS Group, Inc.
4.875% due 06/30/2029	10,000	8,863

Coinbase Global, Inc.
3.375% due 10/01/2028	5,500	3,402
3.625% due 10/01/2031	3,000	1,683

CTR Partnership LP
3.875% due 06/30/2028	10,000	8,561

Curo Group Holdings Corp.
7.500% due 08/01/2028	7,500	3,002

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028		$5,000	$4,481

Ford Motor Credit Co. LLC
2.700% due 08/10/2026		15,000	13,369
2.900% due 02/16/2028		7,600	6,544
2.900% due 02/10/2029		15,000	12,438
3.375% due 11/13/2025		11,500	10,794
3.664% due 09/08/2024		10,000	9,610
4.000% due 11/13/2030		25,000	21,278
4.125% due 08/17/2027		19,500	17,893
4.134% due 08/04/2025		17,500	16,672
4.271% due 01/09/2027		8,000	7,460
4.389% due 01/08/2026		3,975	3,777
4.542% due 08/01/2026		5,000	4,747
5.113% due 05/03/2029		10,000	9,402
5.125% due 06/16/2025		17,250	16,909
5.584% due 03/18/2024		20,000	19,825

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		12,000	10,963
6.500% due 10/01/2025		12,656	12,679

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		15,271	14,893

HAT Holdings LLC
3.375% due 06/15/2026		7,000	6,081
3.750% due 09/15/2030		7,000	5,295

Howard Hughes Corp.
4.125% due 02/01/2029		15,000	12,726
4.375% due 02/01/2031		10,000	8,063
5.375% due 08/01/2028		6,000	5,473

Intesa Sanpaolo SpA
5.017% due 06/26/2024		5,000	4,806
5.710% due 01/15/2026		10,000	9,484
7.700% due 09/17/2025 •(e)(f)		5,000	4,600

LFS Topco LLC
5.875% due 10/15/2026		7,000	6,108

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(e)(f)		25,000	23,653

Midcap Financial Issuer Trust
5.625% due 01/15/2030		5,000	3,956
6.500% due 05/01/2028		10,000	8,516

MPT Operating Partnership LP
3.500% due 03/15/2031		10,000	6,741
4.625% due 08/01/2029		7,000	5,179

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		5,000	3,847
5.500% due 08/15/2028		8,000	6,868
5.750% due 11/15/2031		5,000	3,884

NCL Finance Ltd.
6.125% due 03/15/2028		5,000	4,057

Nexi SpA
1.625% due 04/30/2026	EUR	5,000	4,929
2.125% due 04/30/2029		5,000	4,460

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Finance Corp.
3.500% due 01/15/2027	$8,500	$7,143
4.000% due 09/15/2030	8,500	6,383
5.375% due 11/15/2029	7,000	5,896
6.125% due 03/15/2024	4,000	3,900
6.625% due 01/15/2028	5,000	4,589
6.875% due 03/15/2025	10,000	9,700
7.125% due 03/15/2026	10,000	9,623

Oxford Finance LLC
6.375% due 02/01/2027	10,000	9,362

Park Intermediate Holdings LLC
4.875% due 05/15/2029	2,000	1,723
5.875% due 10/01/2028	2,750	2,535
7.500% due 06/01/2025	7,000	7,032

Paysafe Finance PLC
4.000% due 06/15/2029 (h)	18,000	14,017

PennyMac Financial Services, Inc.
4.250% due 02/15/2029	12,000	9,567
5.750% due 09/15/2031	7,000	5,551

Provident Funding Associates LP
6.375% due 06/15/2025	7,000	6,215

RHP Hotel Properties LP
4.500% due 02/15/2029	12,000	10,854
4.750% due 10/15/2027	10,000	9,383

RLJ Lodging Trust LP
3.750% due 07/01/2026	2,500	2,291
4.000% due 09/15/2029	15,700	13,128

Rocket Mortgage LLC
3.625% due 03/01/2029	2,500	2,150
3.875% due 03/01/2031	7,000	5,811
4.000% due 10/15/2033	10,000	7,950

SBA Communications Corp.
3.125% due 02/01/2029	20,000	17,417
3.875% due 02/15/2027	20,750	19,607

		614,582

INDUSTRIALS 71.6%

180 Medical, Inc.
3.875% due 10/15/2029	10,000	8,851

Academy Ltd.
6.000% due 11/15/2027	10,000	9,766

Acadia Healthcare Co., Inc.
5.500% due 07/01/2028	15,000	14,545

AdaptHealth LLC
4.625% due 08/01/2029	6,000	5,002
5.125% due 03/01/2030	7,000	5,945
6.125% due 08/01/2028	7,000	6,433

Adient Global Holdings Ltd.
4.875% due 08/15/2026	15,000	14,473

ADT Security Corp.
4.125% due 08/01/2029	4,000	3,572
4.875% due 07/15/2032	11,000	9,717

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		$20,000	$15,256

Air Canada
3.875% due 08/15/2026		10,000	9,091
4.625% due 08/15/2029	CAD	7,150	4,720

Albertsons Cos., Inc.
3.250% due 03/15/2026		$2,125	2,002
3.500% due 03/15/2029		20,000	17,421
4.625% due 01/15/2027		12,000	11,617
4.875% due 02/15/2030		10,000	9,345
6.500% due 02/15/2028		10,000	10,036
7.500% due 03/15/2026		5,000	5,135

Albion Financing 1 SARL
6.125% due 10/15/2026		12,675	11,299

Allison Transmission, Inc.
3.750% due 01/30/2031		7,500	6,407
4.750% due 10/01/2027		5,000	4,729
5.875% due 06/01/2029		7,000	6,824

Altice Financing SA
3.000% due 01/15/2028	EUR	4,000	3,470
4.250% due 08/15/2029		5,000	4,377
5.750% due 08/15/2029		$15,000	11,939

Altice France Holding SA
6.000% due 02/15/2028		10,000	6,391

Altice France SA
5.125% due 01/15/2029		16,000	12,211
5.125% due 07/15/2029		14,000	10,548
5.500% due 01/15/2028		20,000	16,449
5.500% due 10/15/2029		11,250	8,613

AMC Networks, Inc.
4.250% due 02/15/2029		12,500	7,699
4.750% due 08/01/2025		3,500	3,108
5.000% due 04/01/2024		1,563	1,543

American Airlines Pass-Through Trust
3.375% due 11/01/2028		3,254	2,835

American Airlines, Inc.
5.500% due 04/20/2026		30,000	29,560
5.750% due 04/20/2029		27,750	26,648

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		15,500	13,255
4.000% due 01/15/2028		20,000	18,231

Amsted Industries, Inc.
4.625% due 05/15/2030		10,125	9,112

ANGI Group LLC
3.875% due 08/15/2028		5,000	3,805

Antero Resources Corp.
5.375% due 03/01/2030		10,000	9,314

Apache Corp.
4.875% due 11/15/2027		12,500	11,607

APi Group DE, Inc.
4.125% due 07/15/2029		20,750	17,842

Aramark Services, Inc.
5.000% due 02/01/2028		9,000	8,527
6.375% due 05/01/2025		5,500	5,545

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arches Buyer, Inc.
4.250% due 06/01/2028		$20,000	$16,735
6.125% due 12/01/2028		7,500	6,196

Ardagh Metal Packaging Finance USA LLC
3.250% due 09/01/2028		7,000	6,032
4.000% due 09/01/2029		10,000	7,835

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029		7,000	6,184
7.000% due 11/01/2026		5,000	4,838
8.250% due 12/31/2028		3,000	2,905

ASP Unifrax Holdings, Inc.
5.250% due 09/30/2028		10,000	8,003
7.500% due 09/30/2029		4,000	2,722

At Home Group, Inc.
4.875% due 07/15/2028		3,000	2,036

AthenaHealth Group, Inc.
6.500% due 02/15/2030		18,500	15,018

ATS Corp.
4.125% due 12/15/2028		10,000	8,881

Avantor Funding, Inc.
3.875% due 11/01/2029		5,500	4,928
4.625% due 07/15/2028		17,500	16,597

Avient Corp.
5.750% due 05/15/2025		6,250	6,190
7.125% due 08/01/2030		11,000	11,355

Axalta Coating Systems Dutch Holding B BV
3.750% due 01/15/2025	EUR	250	268

Axalta Coating Systems LLC
3.375% due 02/15/2029		$16,000	13,729
4.750% due 06/15/2027		8,000	7,610

B.C. Unlimited Liability Co.
3.500% due 02/15/2029		9,500	8,515
3.875% due 01/15/2028		10,000	9,310
4.000% due 10/15/2030		25,000	21,460
4.375% due 01/15/2028		4,000	3,697
5.750% due 04/15/2025		5,000	5,023

Ball Corp.
2.875% due 08/15/2030		17,000	14,178
3.125% due 09/15/2031		6,500	5,385
4.000% due 11/15/2023		2,000	1,978
5.250% due 07/01/2025		7,500	7,458

Bath & Body Works, Inc.
6.625% due 10/01/2030		12,000	11,709
6.875% due 11/01/2035		20,000	18,048

Bausch Health Cos., Inc.
4.875% due 06/01/2028		10,000	5,909
5.500% due 11/01/2025		16,000	13,173
5.750% due 08/15/2027		8,000	4,991

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		21,000	19,208

Beacon Roofing Supply, Inc.
4.125% due 05/15/2029		10,000	8,836
4.500% due 11/15/2026		5,000	4,743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	10,000	$10,141

BellRing Brands, Inc.
7.000% due 03/15/2030		$5,000	5,069

Black Knight InfoServ LLC
3.625% due 09/01/2028		12,750	11,618

Block, Inc.
2.750% due 06/01/2026		2,500	2,282
3.500% due 06/01/2031		12,000	9,867

Boise Cascade Co.
4.875% due 07/01/2030		7,500	6,638

Bombardier, Inc.
7.125% due 06/15/2026		12,000	12,054
7.500% due 03/15/2025		4,563	4,567
7.500% due 02/01/2029		10,000	10,225
7.875% due 04/15/2027		10,000	10,133

Boyd Gaming Corp.
4.750% due 12/01/2027		7,000	6,720
4.750% due 06/15/2031		10,000	9,091

Buckeye Partners LP
4.125% due 03/01/2025		7,000	6,630
4.500% due 03/01/2028		5,000	4,519
5.850% due 11/15/2043		2,625	1,986

Builders FirstSource, Inc.
4.250% due 02/01/2032		7,000	6,106
5.000% due 03/01/2030		12,000	11,125

Cable One, Inc.
4.000% due 11/15/2030		7,000	5,706

Cablevision Lightpath LLC
3.875% due 09/15/2027		6,000	4,835
5.625% due 09/15/2028		7,000	4,838

Caesars Entertainment, Inc.
4.625% due 10/15/2029		20,000	17,511
6.250% due 07/01/2025		14,250	14,264
7.000% due 02/15/2030		9,250	9,420

Caesars Resort Collection LLC
5.750% due 07/01/2025		5,000	5,006

Callon Petroleum Co.
7.500% due 06/15/2030		9,000	8,469

Camelot Finance SA
4.500% due 11/01/2026		12,500	11,828

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		10,000	8,953

Carnival Corp.
4.000% due 08/01/2028		25,500	21,978
5.750% due 03/01/2027		20,000	16,428
6.000% due 05/01/2029		8,500	6,767
7.625% due 03/01/2026 (h)		16,000	14,616
10.500% due 02/01/2026		5,000	5,214

Cascades, Inc.
5.125% due 01/15/2026		7,000	6,610
5.375% due 01/15/2028		7,500	7,131

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Catalent Pharma Solutions, Inc.
2.375% due 03/01/2028	EUR	5,000	$4,893
3.125% due 02/15/2029		$15,750	13,860
3.500% due 04/01/2030		9,500	8,357
5.000% due 07/15/2027		7,000	6,843

CCO Holdings LLC
4.250% due 02/01/2031		30,000	24,565
4.250% due 01/15/2034		15,000	11,748
4.500% due 08/15/2030		27,750	23,480
4.500% due 05/01/2032		25,000	20,473
4.500% due 06/01/2033		25,000	20,157
4.750% due 03/01/2030		27,000	23,422
5.000% due 02/01/2028		17,500	16,165
5.125% due 05/01/2027		10,000	9,462
5.375% due 06/01/2029		12,500	11,492

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025		9,000	7,763

CDI Escrow Issuer, Inc.
5.750% due 04/01/2030		15,000	14,501

Cedar Fair LP
5.250% due 07/15/2029		7,500	7,000

Central Garden & Pet Co.
4.125% due 10/15/2030		5,000	4,423
5.125% due 02/01/2028		1,500	1,446

Cheniere Energy, Inc.
4.625% due 10/15/2028		10,000	9,514

Chesapeake Energy Corp.
5.500% due 02/01/2026		6,000	5,910
5.875% due 02/01/2029		4,650	4,432
6.750% due 04/15/2029		30,000	29,812

Churchill Downs, Inc.
4.750% due 01/15/2028		15,000	14,061
5.500% due 04/01/2027		5,000	4,900

Clarios Global LP
4.375% due 05/15/2026	EUR	4,000	4,152
6.250% due 05/15/2026		$12,600	12,583
6.750% due 05/15/2025		5,000	5,059
8.500% due 05/15/2027		5,000	5,028

Clarivate Science Holdings Corp.
3.875% due 07/01/2028		20,000	17,871
4.875% due 07/01/2029		9,825	8,895

Clean Harbors, Inc.
4.875% due 07/15/2027		5,000	4,827
6.375% due 02/01/2031		6,000	6,128

Clearwater Paper Corp.
4.750% due 08/15/2028		5,000	4,498
5.375% due 02/01/2025		3,000	2,922

Cloud Software Group Holdings, Inc.
6.500% due 03/31/2029		25,000	22,138

Clydesdale Acquisition Holdings, Inc.
6.625% due 04/15/2029		10,000	9,634
8.750% due 04/15/2030		17,250	15,696

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coherent Corp.
5.000% due 12/15/2029		$17,000	$15,449

CommScope Technologies LLC
5.000% due 03/15/2027		5,000	3,662
6.000% due 06/15/2025		10,000	9,427

CommScope, Inc.
4.750% due 09/01/2029		14,700	12,267
6.000% due 03/01/2026		5,000	4,831
7.125% due 07/01/2028		10,000	7,388
8.250% due 03/01/2027		11,000	9,020

Community Health Systems, Inc.
4.750% due 02/15/2031		17,000	12,568
5.250% due 05/15/2030		10,000	7,854
5.625% due 03/15/2027		18,750	16,480
6.000% due 01/15/2029		5,075	4,298
6.875% due 04/15/2029		8,000	4,962
8.000% due 03/15/2026		10,000	9,675

Comstock Resources, Inc.
5.875% due 01/15/2030		7,000	6,020
6.750% due 03/01/2029		10,000	9,159

Connect Finco SARL
6.750% due 10/01/2026		10,000	9,409

Consolidated Communications, Inc.
5.000% due 10/01/2028		4,000	2,721

CoreLogic, Inc.
4.500% due 05/01/2028		20,000	15,194

Coty, Inc.
3.875% due 04/15/2026	EUR	10,500	10,974
5.000% due 04/15/2026		$9,000	8,692
6.500% due 04/15/2026		13,500	13,446

Covanta Holding Corp.
4.875% due 12/01/2029		8,000	7,126
5.000% due 09/01/2030		5,000	4,312

CQP Holdco LP
5.500% due 06/15/2031		15,000	13,500

Crocs, Inc.
4.125% due 08/15/2031		14,000	11,547

Crowdstrike Holdings, Inc.
3.000% due 02/15/2029		15,000	13,104

Crown Americas LLC
4.250% due 09/30/2026		10,000	9,597
4.750% due 02/01/2026		5,000	4,874

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026		500	529

CSC Holdings LLC
3.375% due 02/15/2031		15,250	10,564
4.125% due 12/01/2030		10,000	7,191
5.375% due 02/01/2028		5,000	4,101
5.500% due 04/15/2027		12,000	10,118
5.750% due 01/15/2030		7,500	3,956
6.500% due 02/01/2029		10,000	8,314

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DaVita, Inc.
3.750% due 02/15/2031	$22,000	$17,374
4.625% due 06/01/2030	25,000	21,362

Diamond BC BV
4.625% due 10/01/2029	10,000	9,753

Diamond Foreign Asset Co. (9.000% Cash or 13.000% PIK)
9.000% due 04/22/2027 (a)	167	161

Diamond Sports Group LLC
5.375% due 08/15/2026 ^(b)	10,000	563

DirecTV Financing LLC
5.875% due 08/15/2027	21,500	19,493

DISH DBS Corp.
5.250% due 12/01/2026	16,000	12,796
5.750% due 12/01/2028	16,850	12,606
5.875% due 11/15/2024	13,500	12,053
7.750% due 07/01/2026	12,250	8,098

DISH Network Corp.
11.750% due 11/15/2027	15,000	14,566

DT Midstream, Inc.
4.125% due 06/15/2029	9,525	8,361
4.375% due 06/15/2031	13,250	11,562

Dun & Bradstreet Corp.
5.000% due 12/15/2029	9,000	7,803

Edgewell Personal Care Co.
4.125% due 04/01/2029	10,000	8,772
5.500% due 06/01/2028	7,500	7,196

Elanco Animal Health, Inc.
6.650% due 08/28/2028	10,000	9,470

Element Solutions, Inc.
3.875% due 09/01/2028	15,000	13,182

Encino Acquisition Partners Holdings LLC
8.500% due 05/01/2028	10,000	8,759

Energizer Holdings, Inc.
4.375% due 03/31/2029	12,500	11,000
4.750% due 06/15/2028	10,000	9,012

EnLink Midstream LLC
5.375% due 06/01/2029	2,500	2,409
5.625% due 01/15/2028	2,200	2,158
6.500% due 09/01/2030	12,000	12,148

EnLink Midstream Partners LP
4.150% due 06/01/2025	4,768	4,629
4.850% due 07/15/2026	5,000	4,818
5.450% due 06/01/2047	6,375	5,090

EQM Midstream Partners LP
4.000% due 08/01/2024	5,612	5,403
4.125% due 12/01/2026	4,000	3,637
4.500% due 01/15/2029	8,000	6,810
4.750% due 01/15/2031	10,000	8,314
5.500% due 07/15/2028	5,000	4,548
6.000% due 07/01/2025	918	909
6.500% due 07/01/2027	6,000	5,822
6.500% due 07/15/2048	8,600	6,655
7.500% due 06/01/2030	5,750	5,577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FAGE International SA
5.625% due 08/15/2026	$3,705	$3,464

Fertitta Entertainment LLC
4.625% due 01/15/2029	10,000	8,789
6.750% due 01/15/2030	10,000	8,236

First Student Bidco, Inc.
4.000% due 07/31/2029	22,250	19,381

Ford Motor Co.
3.250% due 02/12/2032	13,750	10,826
6.100% due 08/19/2032	17,500	16,983

Frontier Communications Holdings LLC
5.000% due 05/01/2028	8,500	7,385
5.875% due 10/15/2027	10,000	9,100
6.750% due 05/01/2029	10,000	7,935
8.750% due 05/15/2030	5,000	4,985

Gap, Inc.
3.625% due 10/01/2029	10,000	7,142
3.875% due 10/01/2031	15,000	10,422

Garda World Security Corp.
4.625% due 02/15/2027	12,000	10,786
6.000% due 06/01/2029	5,000	3,981
7.750% due 02/15/2028	6,000	5,919

Gartner, Inc.
3.625% due 06/15/2029	10,000	8,932
3.750% due 10/01/2030	5,000	4,493
4.500% due 07/01/2028	5,000	4,751

GFL Environmental, Inc.
3.500% due 09/01/2028	10,000	9,059
4.000% due 08/01/2028	10,000	9,095
4.250% due 06/01/2025	4,000	3,907
5.125% due 12/15/2026	2,500	2,447

Global Medical Response, Inc.
6.500% due 10/01/2025	20,000	14,628

goeasy Ltd.
4.375% due 05/01/2026	5,000	4,380
5.375% due 12/01/2024	8,500	8,027

GoTo Group, Inc.
5.500% due 09/01/2027	5,000	2,565

Graphic Packaging International LLC
3.500% due 03/15/2028	5,000	4,581
3.500% due 03/01/2029	5,000	4,336
3.750% due 02/01/2030	10,000	8,688
4.125% due 08/15/2024	5,000	4,888

Grifols Escrow Issuer SA
4.750% due 10/15/2028	7,600	6,240

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	8,000	7,605

HCA, Inc.
8.360% due 04/15/2024	3,000	3,100

HealthEquity, Inc.
4.500% due 10/01/2029	5,000	4,449

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hertz Corp.
4.625% due 12/01/2026		$5,000	$4,534
5.000% due 12/01/2029		3,000	2,488

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		20,000	16,893
3.750% due 05/01/2029		8,000	7,168
4.000% due 05/01/2031		8,000	7,013
4.875% due 01/15/2030		10,000	9,588
5.375% due 05/01/2025		5,000	5,003
5.750% due 05/01/2028		5,250	5,255

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		14,000	11,969
5.000% due 06/01/2029		10,000	8,893

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		5,000	4,937

Hologic, Inc.
3.250% due 02/15/2029		10,500	9,351

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027		7,175	6,773

Howmet Aerospace, Inc.
5.950% due 02/01/2037		7,500	7,565

iHeartCommunications, Inc.
4.750% due 01/15/2028		10,000	7,909
5.250% due 08/15/2027		15,000	12,277

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)		10,000	8,920

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		5,000	4,587

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		5,500	4,853

Imola Merger Corp.
4.750% due 05/15/2029		20,500	18,362

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	3,250	3,169
3.375% due 01/15/2026		$7,000	6,352

Ingevity Corp.
3.875% due 11/01/2028		9,000	7,722

Innophos Holdings, Inc.
9.375% due 02/15/2028		10,000	10,233

Installed Building Products, Inc.
5.750% due 02/01/2028		10,000	9,221

International Game Technology PLC
5.250% due 01/15/2029		5,000	4,793
6.250% due 01/15/2027		3,000	3,037
6.500% due 02/15/2025		2,267	2,293

IQVIA, Inc.
5.000% due 10/15/2026		20,000	19,571
5.000% due 05/15/2027		5,000	4,918

IRB Holding Corp.
7.000% due 06/15/2025		20,000	20,080

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (a)	$12,760	$11,795

JELD-WEN, Inc.
4.625% due 12/15/2025	2,000	1,858
4.875% due 12/15/2027	5,750	4,899
6.250% due 05/15/2025	5,500	5,494

Kaiser Aluminum Corp.
4.500% due 06/01/2031	4,500	3,701
4.625% due 03/01/2028	11,250	10,027

KFC Holding Co.
4.750% due 06/01/2027	7,000	6,806

Kinetik Holdings LP
5.875% due 06/15/2030	12,000	11,568

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026	8,000	7,325

LABL, Inc.
5.875% due 11/01/2028	4,000	3,562
6.750% due 07/15/2026	14,000	13,514

Lamar Media Corp.
3.625% due 01/15/2031	5,000	4,305
3.750% due 02/15/2028	5,565	5,153
4.875% due 01/15/2029	5,000	4,710

Lamb Weston Holdings, Inc.
4.125% due 01/31/2030	5,000	4,580
4.375% due 01/31/2032	3,000	2,723
4.875% due 05/15/2028	8,000	7,767

LBM Acquisition LLC
6.250% due 01/15/2029	20,000	15,330

Legacy LifePoint Health LLC
4.375% due 02/15/2027	10,000	8,188
6.750% due 04/15/2025	2,000	1,900

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	5,500	4,927

Level 3 Financing, Inc.
3.625% due 01/15/2029	5,000	2,770
3.750% due 07/15/2029	15,000	8,017
4.250% due 07/01/2028	7,000	3,957

Levi Strauss & Co.
3.500% due 03/01/2031	5,000	4,268

LifePoint Health, Inc.
5.375% due 01/15/2029	7,500	4,594

Lindblad Expeditions LLC
6.750% due 02/15/2027	10,000	9,693

Live Nation Entertainment, Inc.
4.750% due 10/15/2027	4,000	3,705
4.875% due 11/01/2024	7,000	6,869
6.500% due 05/15/2027	10,750	10,876

Madison IAQ LLC
4.125% due 06/30/2028	15,000	12,992
5.875% due 06/30/2029	14,000	10,829

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029	8,000	6,819
4.750% due 01/15/2028	9,000	8,054

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Masonite International Corp.
5.375% due 02/01/2028	$7,000	$6,695

Mattel, Inc.
3.375% due 04/01/2026	7,000	6,596
3.750% due 04/01/2029	6,000	5,397
5.875% due 12/15/2027	5,000	4,980
6.200% due 10/01/2040	750	680

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026	20,000	20,018

McAfee Corp.
7.375% due 02/15/2030	5,750	4,827

Medline Borrower LP
3.875% due 04/01/2029	30,000	26,060
5.250% due 10/01/2029	40,000	34,743

MEG Energy Corp.
5.875% due 02/01/2029	5,000	4,822
7.125% due 02/01/2027	10,000	10,210

Merlin Entertainments Ltd.
5.750% due 06/15/2026	6,000	5,698

MGM Resorts International
4.625% due 09/01/2026	10,000	9,470
5.750% due 06/15/2025	5,727	5,719

Michaels Cos., Inc.
5.250% due 05/01/2028	10,000	8,345

Midwest Gaming Borrower LLC
4.875% due 05/01/2029	15,000	13,057

Moog, Inc.
4.250% due 12/15/2027	20,000	18,526

Motion Bondco DAC
6.625% due 11/15/2027	9,000	8,314

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	12,975	10,327
5.750% due 11/01/2028 (h)	15,000	10,806

MSCI, Inc.
3.250% due 08/15/2033	10,000	8,198
3.625% due 09/01/2030	4,000	3,481
3.875% due 02/15/2031	10,000	8,910
4.000% due 11/15/2029	10,000	9,135

Nabors Industries, Inc.
7.375% due 05/15/2027	6,750	6,617

NCL Corp. Ltd.
3.625% due 12/15/2024	5,250	4,888
5.875% due 03/15/2026	7,000	5,965
5.875% due 02/15/2027	3,500	3,268
8.375% due 02/01/2028	10,000	10,043

NCR Corp.
5.000% due 10/01/2028	7,000	6,160
5.125% due 04/15/2029	5,000	4,331
5.250% due 10/01/2030	8,500	6,947
5.750% due 09/01/2027	6,000	5,903

NESCO Holdings, Inc.
5.500% due 04/15/2029	6,250	5,661

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nexstar Media, Inc.
4.750% due 11/01/2028		$10,000	$8,905
5.625% due 07/15/2027		10,000	9,251

NextEra Energy Operating Partners LP
4.250% due 07/15/2024		4,250	4,201
4.250% due 09/15/2024		91	88
4.500% due 09/15/2027		11,500	10,993

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (a)		2,342	2,577

Northriver Midstream Finance LP
5.625% due 02/15/2026		15,300	14,376

Novelis Corp.
3.250% due 11/15/2026		15,000	13,722
3.875% due 08/15/2031		17,000	14,343
4.750% due 01/30/2030		25,000	23,000

NuStar Logistics LP
5.750% due 10/01/2025		7,000	6,816
6.375% due 10/01/2030		7,500	7,205

Occidental Petroleum Corp.
5.550% due 03/15/2026		5,000	5,042
6.200% due 03/15/2040		10,000	10,069
6.375% due 09/01/2028		6,500	6,737
6.450% due 09/15/2036		15,000	15,787
6.600% due 03/15/2046		17,500	18,419
6.625% due 09/01/2030		14,000	14,757
7.500% due 05/01/2031		5,000	5,520
8.875% due 07/15/2030		10,000	11,641

Olympus Water U.S. Holding Corp.
3.875% due 10/01/2028	EUR	5,000	4,425
4.250% due 10/01/2028		$28,000	23,198
5.375% due 10/01/2029	EUR	8,650	6,937
6.250% due 10/01/2029		$16,000	11,858

ON Semiconductor Corp.
3.875% due 09/01/2028		10,000	9,013

Open Text Corp.
3.875% due 12/01/2029		7,250	6,111

Open Text Holdings, Inc.
4.125% due 12/01/2031		7,500	6,195

Option Care Health, Inc.
4.375% due 10/31/2029		12,000	10,611

Organon & Co.
4.125% due 04/30/2028		25,000	22,875
5.125% due 04/30/2031		22,000	19,549

Outfront Media Capital LLC
4.250% due 01/15/2029		5,000	4,156
4.625% due 03/15/2030		5,500	4,594
5.000% due 08/15/2027		15,000	13,529
6.250% due 06/15/2025		7,500	7,469

Owens & Minor, Inc.
6.625% due 04/01/2030		10,000	8,597

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		12,000	10,503

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	$25,000	$22,480

Pactiv LLC
7.950% due 12/15/2025	10,972	11,139

Papa John’s International, Inc.
3.875% due 09/15/2029	5,000	4,345

Park River Holdings, Inc.
5.625% due 02/01/2029	10,000	6,830
6.750% due 08/01/2029	4,000	2,765

PDC Energy, Inc.
5.750% due 05/15/2026	10,000	9,748

Performance Food Group, Inc.
4.250% due 08/01/2029	8,000	7,192
5.500% due 10/15/2027	8,500	8,317
6.875% due 05/01/2025	3,500	3,512

Permian Resources Operating LLC
5.375% due 01/15/2026	9,500	9,015
5.875% due 07/01/2029	10,000	9,480
6.875% due 04/01/2027	8,000	7,836

PetSmart, Inc.
4.750% due 02/15/2028	25,000	23,491
7.750% due 02/15/2029	22,000	21,619

PGT Innovations, Inc.
4.375% due 10/01/2029	13,500	12,217

Post Holdings, Inc.
4.500% due 09/15/2031	2,000	1,762
4.625% due 04/15/2030	20,475	18,369
5.500% due 12/15/2029	12,000	11,322
5.625% due 01/15/2028	7,500	7,357
5.750% due 03/01/2027	6,871	6,713

PRA Health Sciences, Inc.
2.875% due 07/15/2026	5,000	4,617

Premier Entertainment Sub LLC
5.625% due 09/01/2029	12,000	8,872

Presidio Holdings, Inc.
4.875% due 02/01/2027	12,000	11,482

Prime Security Services Borrower LLC
3.375% due 08/31/2027	14,000	12,564
5.250% due 04/15/2024	8,000	7,921
5.750% due 04/15/2026	8,000	7,948
6.250% due 01/15/2028	14,000	13,103

Radiate Holdco LLC
4.500% due 09/15/2026	15,000	11,753
6.500% due 09/15/2028	10,000	4,113

Range Resources Corp.
4.750% due 02/15/2030	5,000	4,564
4.875% due 05/15/2025	5,000	4,907
8.250% due 01/15/2029	5,000	5,275

Ritchie Bros Holdings, Inc.
6.750% due 03/15/2028	4,700	4,846
7.750% due 03/15/2031	8,650	9,076

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ROBLOX Corp.
3.875% due 05/01/2030		$10,000	$8,585

Rockcliff Energy LLC
5.500% due 10/15/2029		20,000	17,745

Rockies Express Pipeline LLC
3.600% due 05/15/2025		3,200	2,996
4.800% due 05/15/2030		6,000	5,273
4.950% due 07/15/2029		11,750	10,483
6.875% due 04/15/2040		5,000	4,179

Rolls-Royce PLC
3.625% due 10/14/2025		3,000	2,858
5.750% due 10/15/2027		8,500	8,475
5.750% due 10/15/2027	GBP	1,750	2,067

Royal Caribbean Cruises Ltd.
4.250% due 07/01/2026		$16,000	14,378
5.375% due 07/15/2027		8,250	7,358
5.500% due 08/31/2026		30,000	28,101
5.500% due 04/01/2028		14,250	12,597
7.250% due 01/15/2030		10,000	10,071
9.250% due 01/15/2029		10,000	10,635
11.500% due 06/01/2025		5,588	5,963

RP Escrow Issuer LLC
5.250% due 12/15/2025		5,000	3,793

Sabre Global, Inc.
7.375% due 09/01/2025		7,250	6,485
9.250% due 04/15/2025		5,000	4,715
11.250% due 12/15/2027		7,000	6,527

Scientific Games Holdings LP
6.625% due 03/01/2030		10,000	8,846

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		18,000	16,069
6.625% due 05/01/2029		7,000	5,801

Scotts Miracle-Gro Co.
4.000% due 04/01/2031		3,000	2,396
4.375% due 02/01/2032		3,000	2,414

Scripps Escrow, Inc.
3.875% due 01/15/2029		7,000	5,502
5.375% due 01/15/2031 (h)		2,750	1,894
5.875% due 07/15/2027		7,500	5,531

Seagate HDD Cayman
9.625% due 12/01/2032		10,000	11,217

Sealed Air Corp.
5.000% due 04/15/2029		5,000	4,705
5.125% due 12/01/2024		5,000	4,971
6.125% due 02/01/2028		5,750	5,820
6.875% due 07/15/2033		8,710	8,749

Select Medical Corp.
6.250% due 08/15/2026		10,000	9,710

Sensata Technologies BV
5.000% due 10/01/2025		7,000	6,956

Sensata Technologies, Inc.
3.750% due 02/15/2031		15,000	13,138
4.375% due 02/15/2030		5,000	4,562

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sigma Holdco BV
7.875% due 05/15/2026		$20,000	$15,878

Simmons Foods, Inc.
4.625% due 03/01/2029		15,000	12,209

Sinclair Television Group, Inc.
4.125% due 12/01/2030		10,000	8,075
5.125% due 02/15/2027		1,000	876
5.500% due 03/01/2030		4,000	3,186

Sirius XM Radio, Inc.
3.125% due 09/01/2026		5,000	4,515
3.875% due 09/01/2031		5,000	3,892
4.000% due 07/15/2028		16,000	13,760
4.125% due 07/01/2030		15,000	12,279
5.000% due 08/01/2027		5,000	4,687

SM Energy Co.
6.500% due 07/15/2028		10,000	9,552

Southwestern Energy Co.
4.750% due 02/01/2032		10,000	8,844
5.375% due 02/01/2029		15,000	14,155
5.375% due 03/15/2030		12,500	11,766

Spectrum Brands, Inc.
3.875% due 03/15/2031		10,000	8,188
5.000% due 10/01/2029		10,000	8,691
5.750% due 07/15/2025		660	652

Speedway Motorsports LLC
4.875% due 11/01/2027		12,500	11,487

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		10,000	8,487
7.500% due 04/15/2025		8,000	8,008
9.375% due 11/30/2029		10,000	10,925

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025		12,000	12,086

SRS Distribution, Inc.
4.625% due 07/01/2028		15,000	13,342
6.000% due 12/01/2029		15,000	12,407
6.125% due 07/01/2029		10,000	8,450

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	4,000	3,775
3.375% due 01/15/2031		$27,000	21,730
4.375% due 07/15/2030		17,750	15,463
4.750% due 01/15/2028		12,500	11,695
5.000% due 02/15/2027		12,500	11,889

Staples, Inc.
7.500% due 04/15/2026		16,000	14,034

Station Casinos LLC
4.500% due 02/15/2028		8,000	7,229
4.625% due 12/01/2031		5,000	4,227

Strathcona Resources Ltd.
6.875% due 08/01/2026		12,000	9,555

Suburban Propane Partners LP
5.000% due 06/01/2031		11,000	9,625

Summer BC Bidco B LLC
5.500% due 10/31/2026		10,000	8,513

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syneos Health, Inc.
3.625% due 01/15/2029		$10,000	$8,230

T-Mobile USA, Inc.
4.750% due 02/01/2028		8,250	8,152

Team Health Holdings, Inc.
6.375% due 02/01/2025		17,000	10,252

TEGNA, Inc.
4.625% due 03/15/2028		8,500	7,448
4.750% due 03/15/2026		2,500	2,375
5.000% due 09/15/2029		14,000	12,117

Teleflex, Inc.
4.250% due 06/01/2028		15,000	14,282

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		7,000	6,493

Tempo Acquisition LLC
5.750% due 06/01/2025		12,500	12,405

Tenet Healthcare Corp.
4.375% due 01/15/2030		11,000	9,882
4.625% due 09/01/2024		7,000	6,884
4.625% due 06/15/2028		10,000	9,236
4.875% due 01/01/2026		5,500	5,398
5.125% due 11/01/2027		7,000	6,727
6.125% due 10/01/2028		30,000	28,780
6.125% due 06/15/2030		26,000	25,672
6.250% due 02/01/2027		7,000	6,892
6.875% due 11/15/2031		1,000	956

Thor Industries, Inc.
4.000% due 10/15/2029		7,625	6,313

TK Elevator Midco GmbH
4.375% due 07/15/2027	EUR	4,500	4,429

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027		$12,550	11,865

TopBuild Corp.
3.625% due 03/15/2029		500	428
4.125% due 02/15/2032		12,500	10,462

TransDigm, Inc.
4.625% due 01/15/2029		23,250	20,693
5.500% due 11/15/2027		25,000	23,600
6.250% due 03/15/2026		17,500	17,534
6.375% due 06/15/2026		11,000	10,764
6.750% due 08/15/2028		12,000	12,135
8.000% due 12/15/2025		6,000	6,116

Transocean Titan Financing Ltd.
8.375% due 02/01/2028		2,150	2,215

Transocean, Inc.
8.750% due 02/15/2030		8,000	8,167

Travel & Leisure Co.
4.500% due 12/01/2029		15,000	13,026
4.625% due 03/01/2030		12,500	10,734
6.625% due 07/31/2026		10,000	10,049

TripAdvisor, Inc.
7.000% due 07/15/2025		7,000	7,022

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Triumph Group, Inc.
7.750% due 08/15/2025	$5,000	$4,594
9.000% due 03/15/2028	20,000	20,046

Twilio, Inc.
3.625% due 03/15/2029	7,000	6,045
3.875% due 03/15/2031	7,000	5,946

U.S. Foods, Inc.
4.625% due 06/01/2030	8,000	7,224
4.750% due 02/15/2029	20,000	18,499
6.250% due 04/15/2025	11,000	11,110

Uber Technologies, Inc.
4.500% due 08/15/2029	21,000	19,176

United Airlines, Inc.
4.375% due 04/15/2026	12,000	11,495
4.625% due 04/15/2029	27,500	24,910

United Rentals North America, Inc.
4.000% due 07/15/2030	10,000	8,997

Univar Solutions USA, Inc.
5.125% due 12/01/2027	16,250	16,276

Univision Communications, Inc.
4.500% due 05/01/2029	20,000	16,823
5.125% due 02/15/2025	15,000	14,750
6.625% due 06/01/2027	10,000	9,491
7.375% due 06/30/2030	7,500	7,098

UPC Holding BV
5.500% due 01/15/2028	20,000	17,932

USA Compression Partners LP
6.875% due 04/01/2026	5,000	4,865
6.875% due 09/01/2027	2,500	2,391

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029	5,000	4,515
3.875% due 11/01/2033	4,600	3,869
4.125% due 08/15/2031	15,000	13,194

Vertiv Group Corp.
4.125% due 11/15/2028	21,600	19,083

Viasat, Inc.
5.625% due 09/15/2025	10,000	9,490
5.625% due 04/15/2027	1,500	1,410
6.500% due 07/15/2028	7,000	5,180

Viavi Solutions, Inc.
3.750% due 10/01/2029	6,000	5,137

Victoria’s Secret & Co.
4.625% due 07/15/2029	7,250	5,882

Viking Cruises Ltd.
7.000% due 02/15/2029	7,000	6,011
13.000% due 05/15/2025	5,000	5,286

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029	7,000	6,016

Virgin Media Finance PLC
5.000% due 07/15/2030	10,000	8,276

Virgin Media Secured Finance PLC
4.500% due 08/15/2030	13,000	11,195
5.500% due 05/15/2029	12,000	11,189

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vmed O2 U.K. Financing PLC
3.250% due 01/31/2031	EUR	1,750	$1,552
4.250% due 01/31/2031		$16,000	13,632
4.750% due 07/15/2031		15,000	12,876

VOC Escrow Ltd.
5.000% due 02/15/2028		5,000	4,443

WESCO Distribution, Inc.
7.125% due 06/15/2025		17,500	17,805
7.250% due 06/15/2028		18,000	18,500

Western Midstream Operating LP
4.300% due 02/01/2030		8,500	7,746
5.450% due 04/01/2044		12,500	10,919
5.500% due 02/01/2050		20,000	17,000

White Cap Buyer LLC
6.875% due 10/15/2028		29,000	25,182

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (a)		8,500	7,742

Williams Scotsman International, Inc.
4.625% due 08/15/2028		8,875	8,084
6.125% due 06/15/2025		4,050	4,029

WMG Acquisition Corp.
3.000% due 02/15/2031		18,000	15,065
3.750% due 12/01/2029		10,000	8,870
3.875% due 07/15/2030		15,000	13,185

WR Grace Holdings LLC
4.875% due 06/15/2027		10,000	9,652
5.625% due 08/15/2029		12,000	10,200
7.375% due 03/01/2031		5,900	5,928

WW International, Inc.
4.500% due 04/15/2029		7,000	3,772

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		10,000	9,222

Wynn Las Vegas LLC
5.250% due 05/15/2027		15,000	14,193
5.500% due 03/01/2025		14,000	13,754

Wynn Macau Ltd.
5.125% due 12/15/2029		5,000	4,101
5.500% due 01/15/2026		400	371
5.625% due 08/26/2028		2,000	1,703

Wynn Resorts Finance LLC
5.125% due 10/01/2029		8,000	7,276
7.125% due 02/15/2031		9,250	9,391

Yum! Brands, Inc.
3.625% due 03/15/2031		12,500	10,986
4.625% due 01/31/2032		12,500	11,636
4.750% due 01/15/2030		7,000	6,695
6.875% due 11/15/2037		5,250	5,575

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		20,000	15,218
6.125% due 03/01/2028		5,000	3,046

Ziff Davis, Inc.
4.625% due 10/15/2030		6,561	5,667

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ziggo Bond Co. BV
5.125% due 02/28/2030	$7,950	$6,402
6.000% due 01/15/2027	10,000	9,238

Ziggo BV
4.875% due 01/15/2030	15,000	12,803

ZoomInfo Technologies LLC
3.875% due 02/01/2029	10,500	9,102

		5,512,766

UTILITIES 4.8%

Antero Midstream Partners LP
5.375% due 06/15/2029	10,000	9,423
5.750% due 03/01/2027	5,000	4,891

Blue Racer Midstream LLC
6.625% due 07/15/2026	8,000	7,770
7.625% due 12/15/2025	5,500	5,450

Calpine Corp.
3.750% due 03/01/2031	12,000	10,133
4.500% due 02/15/2028	7,750	7,198
5.000% due 02/01/2031	12,000	10,171
5.125% due 03/15/2028	10,000	9,169
5.250% due 06/01/2026	7,011	6,843

Clearway Energy Operating LLC
3.750% due 01/15/2032	7,000	5,831
4.750% due 03/15/2028	14,500	13,864

Crestwood Midstream Partners LP
5.625% due 05/01/2027	11,000	10,611
6.000% due 02/01/2029	9,000	8,579

CrownRock LP
5.000% due 05/01/2029	2,000	1,866
5.625% due 10/15/2025	20,000	19,626

Diamond Offshore Drilling, Inc.
9.000% due 12/21/2026 «	88	86

Endeavor Energy Resources LP
5.750% due 01/30/2028	26,150	25,980

Genesis Energy LP
6.250% due 05/15/2026	5,000	4,778
6.500% due 10/01/2025	3,000	2,909
7.750% due 02/01/2028	2,000	1,942
8.000% due 01/15/2027	10,500	10,393
8.875% due 04/15/2030	4,500	4,560

Lumen Technologies, Inc.
4.000% due 02/15/2027	6,325	4,180
4.500% due 01/15/2029	4,750	2,131

NRG Energy, Inc.
3.375% due 02/15/2029	8,750	7,255
3.625% due 02/15/2031	11,000	8,832
3.875% due 02/15/2032	12,750	10,214
5.250% due 06/15/2029	5,500	5,114
6.625% due 01/15/2027	4,460	4,456

NSG Holdings LLC
7.750% due 12/15/2025	6,242	6,179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PG&E Corp.
5.000% due 07/01/2028	$5,000	$4,726
5.250% due 07/01/2030	4,000	3,718

Sprint Capital Corp.
6.875% due 11/15/2028	14,000	15,057
8.750% due 03/15/2032	25,000	30,464

Sprint LLC
7.125% due 06/15/2024	10,000	10,175
7.625% due 02/15/2025	25,000	25,947

Tallgrass Energy Partners LP
5.500% due 01/15/2028	10,000	9,156
6.000% due 12/31/2030	5,875	5,258
7.500% due 10/01/2025	2,000	2,001

Telecom Italia Capital SA
6.375% due 11/15/2033	10,000	9,065
7.200% due 07/18/2036	5,000	4,529

TerraForm Power Operating LLC
4.750% due 01/15/2030	7,500	6,737
5.000% due 01/31/2028	15,000	14,269

		371,536

Total Corporate Bonds & Notes (Cost $7,211,329)		6,498,884

U.S. TREASURY OBLIGATIONS 8.5%

U.S. Treasury Notes
2.750% due 04/30/2027 (j)	100,700	97,079
3.250% due 06/30/2027	160,000	157,281
3.875% due 11/30/2027	45,600	46,082
4.125% due 10/31/2027 (j)	103,000	104,996
4.250% due 10/15/2025	200,000	201,586
4.500% due 11/15/2025 (j)	50,000	50,747

Total U.S. Treasury Obligations (Cost $658,520)		657,771

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Countrywide Alternative Loan Trust
3.373% due 10/25/2035 ^~	7	6

Countrywide Home Loan Mortgage Pass-Through Trust
3.914% due 02/20/2036 ^~	22	17

First Horizon Alternative Mortgage Securities Trust
4.466% due 10/25/2034 ~	5	5

GreenPoint Mortgage Funding Trust
5.245% due 10/25/2046 ^•	240	208
5.245% due 12/25/2046 ^•	236	211

GSR Mortgage Loan Trust
4.124% due 04/25/2035 ~	5	5

HarborView Mortgage Loan Trust
3.458% due 08/19/2036 ^~	11	9

Lehman XS Trust
5.325% due 09/25/2046 ^•	10	12

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
5.261% due 07/19/2035 •	$9	$8
5.265% due 05/25/2036 •	386	252

TBW Mortgage-Backed Trust
6.515% due 07/25/2037 þ	145	58

WaMu Mortgage Pass-Through Certificates Trust
5.665% due 12/25/2045 •	95	83

Total Non-Agency Mortgage-Backed Securities (Cost $862)		874

ASSET-BACKED SECURITIES 0.0%

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •	240	69

NovaStar Mortgage Funding Trust
4.945% due 03/25/2037 •	56	20

Total Asset-Backed Securities (Cost $237)		89

SHORT-TERM INSTRUMENTS 3.6%

REPURCHASE AGREEMENTS (g) 0.3%
		20,897

SHORT-TERM NOTES 1.7%

Federal Home Loan Bank
4.670% due 05/03/2023 (d)	104,500	104,104
4.690% due 04/24/2023 (d)	23,700	23,638

		127,742

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.6%
4.657% due 04/06/2023 - 05/11/2023 (c)(d)(j)(l)	$124,540	$124,134

Total Short-Term Instruments (Cost $272,762)		272,773

Total Investments in Securities (Cost $8,311,892)		7,577,881

	SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short-Term Floating NAV Portfolio III	1,584,569	15,405

Total Short-Term Instruments (Cost $15,411)		15,405

Total Investments in Affiliates (Cost $15,411)		15,405

Total Investments 98.6% (Cost $8,327,303)		$7,593,286

Financial Derivative Instruments (i)(k) 0.0% (Cost or Premiums, net $573)		2,193

Other Assets and Liabilities, net 1.4%		107,129

Net Assets 100.0%		$7,702,608

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$20,897	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(21,315)	$20,897	$20,898

Total Repurchase Agreements						$(21,315)	$20,897	$20,898

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	(9.750)%	03/24/2023	04/05/2023		$(1,688)	$(1,683)
BRC	(3.000)	03/23/2023	TBD	(3)	(1,911)	(1,910)
	(2.600)	03/24/2023	TBD	(3)	(3,000)	(2,998)
NOM	(3.000)	03/23/2023	TBD	(3)	(1,274)	(1,273)
	(2.500)	03/24/2023	TBD	(3)	(1,463)	(1,462)
	(2.000)	03/24/2023	TBD	(3)	(612)	(611)
RDR	3.750	03/24/2023	TBD	(3)	(4,369)	(4,373)

Total Reverse Repurchase Agreements						$(14,310)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(1,683)	$0	$(1,683)	$2,161	$478
BRC	0	(4,908)	0	(4,908)	5,763	855
FICC	20,898	0	0	20,898	(21,315)	(417)
NOM	0	(3,346)	0	(3,346)	3,629	283
RDR	0	(4,373)	0	(4,373)	4,567	194

Total Borrowings and Other Financing Transactions	$20,898	$(14,310)	$0

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2023

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,683)	$0	$(12,627)	$(14,310)

Total Borrowings	$0	$(1,683)	$0	$(12,627)	$(14,310)

Payable for reverse repurchase agreements					$(14,310)

(h)	Securities with an aggregate market value of $16,120 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(16,005) at a weighted average interest rate of (0.338%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-38 5-Year Index	5.000%	Quarterly	06/20/2027	$371,250	$360	$8,968	$9,328	$1,940	$0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	300,000	213	3,911	4,124	1,772	0

Total Swap Agreements					$573	$12,879	$13,452	$3,712	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$3,712	$3,712	$0	$0	$0	$0

(j)

Securities with an aggregate market value of $22,953 and cash of $38,179 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	05/2023		CAD	6,814	$		5,106	$61	$0
DUB	04/2023	$		60,390		EUR	55,803	128	0
	05/2023		EUR	55,803	$		60,487	0	(126)
MBC	04/2023	$		1,733		EUR	1,619	23	0
RBC	04/2023			11,882		GBP	9,642	13	0
	05/2023		GBP	9,642	$		11,889	0	(13)
TOR	04/2023			9,642			11,597	0	(297)
UAG	04/2023		EUR	57,422			60,966	0	(1,308)

Total Forward Foreign Currency Contracts								$225	$(1,744)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral Pledged/(Received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
CBK	$61	$0	$0	$61	$0	$0	$0	$0	$61	$0	$61
DUB	128	0	0	128	(126)	0	0	(126)	2	0	2
MBC	23	0	0	23	0	0	0	0	23	0	23
RBC	13	0	0	13	(13)	0	0	(13)	0	0	0
TOR	0	0	0	0	(297)	0	0	(297)	(297)	280	(17)
UAG	0	0	0	0	(1,308)	0	0	(1,308)	(1,308)	1,683	375

Total Over the Counter	$225	$0	$0	$225	$(1,744)	$0	$0	$(1,744)

(l)

Securities with an aggregate market value of $1,963 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,712	$0	$0	$0	$3,712

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$225	$0	$225

	$0	$3,712	$0	$225	$0	$3,937

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,744	$0	$1,744

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(20,154)	$0	$0	$987	$(19,167)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,141	$0	$7,141
Swap Agreements	0	0	0	0	(23,754)	(23,754)

	$0	$0	$0	$7,141	$(23,754)	$(16,613)

	$0	$(20,154)	$0	$7,141	$(22,767)	$(35,780)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$29,097	$0	$0	$0	$29,097

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,761)	$0	$(2,761)
Swap Agreements	0	0	0	0	(291)	(291)

	$0	$0	$0	$(2,761)	$(291)	$(3,052)

	$0	$29,097	$0	$(2,761)	$(291)	$26,045

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$147,490	$0	$147,490
Corporate Bonds & Notes
Banking & Finance	0	614,582	0	614,582
Industrials	0	5,512,766	0	5,512,766
Utilities	0	371,450	86	371,536
U.S. Treasury Obligations	0	657,771	0	657,771
Non-Agency Mortgage-Backed Securities	0	874	0	874
Asset-Backed Securities	0	89	0	89
Short-Term Instruments
Repurchase Agreements	0	20,897	0	20,897
Short-Term Notes	0	127,742	0	127,742
U.S. Treasury Bills	0	124,134	0	124,134

	$0	$7,577,795	$86	$7,577,881

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,405	$0	$0	$15,405

Total Investments	$15,405	$7,577,795	$86	$7,593,286

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,712	0	3,712
Over the counter	0	225	0	225

	$0	$3,937	$0	$3,937

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,744)	$0	$(1,744)

Total Financial Derivative Instruments	$0	$2,193	$0	$2,193

Totals	$15,405	$7,579,988	$86	$7,595,479

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

ANNUAL REPORT	MARCH 31, 2023	39

Notes to Financial Statements (Cont.)

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

40	PIMCO HIGH YIELD FUND

March 31, 2023

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff

ANNUAL REPORT	MARCH 31, 2023	41

Notes to Financial Statements (Cont.)

regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

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On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined

ANNUAL REPORT	MARCH 31, 2023	43

Notes to Financial Statements (Cont.)

by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by

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the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio

ANNUAL REPORT	MARCH 31, 2023	45

Notes to Financial Statements (Cont.)

securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued

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using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each

ANNUAL REPORT	MARCH 31, 2023	47

Notes to Financial Statements (Cont.)

fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$518,392	$630,175	$(1,133,200)	$(5,469)	$5,507	$15,405	$1,975	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a

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future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of an overnight bank funding rate based on variable rate plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of March 31, 2023, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$252,000,000	08/29/2023	$770,902

*	Maximum available commitment prior to renewal on August 31, 2022, for the Fund was $335,000,000.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and

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Notes to Financial Statements (Cont.)

date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in

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Notes to Financial Statements (Cont.)

unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default

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Notes to Financial Statements (Cont.)

swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and

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total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index,

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Notes to Financial Statements (Cont.)

and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets Federal,  state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are

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Notes to Financial Statements (Cont.)

unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

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8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

62	PIMCO HIGH YIELD FUND

March 31, 2023

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset

ANNUAL REPORT	MARCH 31, 2023	63

Notes to Financial Statements (Cont.)

Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

64	PIMCO HIGH YIELD FUND

March 31, 2023

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $14,514.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$266,016	$62,344	$(1,167)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities,

ANNUAL REPORT	MARCH 31, 2023	65

Notes to Financial Statements (Cont.)

which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$924,419	$263,350	$1,009,432	$2,138,417

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	550,058	$4,306,587	359,549	$3,225,024

I-2	33,399	259,837	30,628	273,803

I-3	9,784	75,609	2,187	19,577

Administrative Class	9,930	78,916	24,553	220,232

Class A	9,005	70,129	11,926	107,099

Class C	456	3,554	402	3,602

Class R	928	7,330	1,258	11,275

Issued as reinvestment of distributions

Institutional Class	56,317	434,743	39,221	350,829

I-2	3,197	24,692	2,341	20,935

I-3	339	2,603	212	1,911

Administrative Class	2,949	22,755	2,056	18,405

Class A	4,412	34,041	2,857	25,546

Class C	142	1,097	111	995

Class R	287	2,213	164	1,468

Cost of shares redeemed

Institutional Class	(716,867)	(5,582,957)	(507,815)	(4,534,736)

I-2	(42,197)	(328,437)	(28,037)	(249,819)

I-3	(11,263)	(86,100)	(5,750)	(51,265)

Administrative Class	(15,147)	(117,568)	(28,808)	(256,909)

Class A	(20,528)	(159,487)	(15,324)	(136,557)

Class C	(1,407)	(10,950)	(1,475)	(13,156)

Class R	(1,177)	(9,126)	(1,290)	(11,494)

Net increase (decrease) resulting from Fund share transactions	(127,383)	$(970,519)	(111,034)	$(973,235)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

66	PIMCO HIGH YIELD FUND

March 31, 2023

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO High Yield Fund	$941	$0	$(727,797)	$(4,292)	$(329,741)	$0	$0	$(1,060,889)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

ANNUAL REPORT	MARCH 31, 2023	67

Notes to Financial Statements (Cont.)

March 31, 2023

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, return of capital distributions, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Fund	$84,767	$244,974

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO High Yield Fund	$8,331,810	$51,214	$(777,806)	$(726,592)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, return of capital distributions, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO High Yield Fund	$480,413	$111,966	$0	$488,592	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

68	PIMCO HIGH YIELD FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2023	69

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOS	BofA Securities, Inc.	NOM	Nomura Securities International, Inc.
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RDR	RBC Capital Markets LLC
DUB	Deutsche Bank AG	TOR	The Toronto-Dominion Bank
FICC	Fixed Income Clearing Corporation	UAG	UBS AG Stamford
MBC	HSBC Bank Plc

Currency Abbreviations:
CAD	Canadian Dollar	GBP	British Pound
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
LIBOR01M	1 Month USD-LIBOR	LIBOR06M	6 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
PIK	Payment-in-Kind

70	PIMCO HIGH YIELD FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO High Yield Fund	0.00%	0.00%	$441,969	$38,403	$403,140

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO High Yield Fund	0.00%

ANNUAL REPORT	MARCH 31, 2023	71

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

72	PIMCO HIGH YIELD FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2023	73

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

74	PIMCO HIGH YIELD FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2023	75

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

76	PIMCO HIGH YIELD FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	MARCH 31, 2023	77

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3020AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Income Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017 - 2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO INCOME FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Income Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions

6	PIMCO INCOME FUND

and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Income Fund (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements

8	PIMCO INCOME FUND

and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	MARCH 31, 2023	9

PIMCO Income Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	(1.30)%	2.26%	3.97%	6.69%
PIMCO Income Fund I-2	(1.40)%	2.16%	3.87%	6.58%
PIMCO Income Fund I-3	(1.45)%	2.11%	3.78%	6.48%
PIMCO Income Fund Administrative Class	(1.55)%	2.01%	3.72%	6.43%
PIMCO Income Fund Class A	(1.70)%	1.85%	3.57%	6.26%
PIMCO Income Fund Class A (adjusted)	(5.37)%	1.07%	3.17%	6.00%
PIMCO Income Fund Class C	(2.43)%	1.09%	2.82%	5.49%
PIMCO Income Fund Class C (adjusted)	(3.36)%	1.09%	2.82%	5.49%
PIMCO Income Fund Class R	(1.94)%	1.60%	3.31%	6.00%
Bloomberg U.S. Aggregate Index	(4.78)%	0.91%	1.36%	3.01%
Lipper Multi-Sector Income Funds Average	(4.20)%	1.33%	2.35%	4.03%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.76% for Administrative Class shares, 0.91% for Class A shares, 1.66% for Class C shares and 1.16% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	31.9%
Non-Agency Mortgage-Backed Securities	25.8%
U.S. Treasury Obligations	12.7%
Corporate Bonds & Notes	10.7%
Asset-Backed Securities	8.4%
Short-Term Instruments‡	4.1%
Loan Participations and Assignments	2.7%
Sovereign Issues	2.5%
Other	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to U.K. duration contributed to performance, as interest rates rose across all tenors of the U.K. sovereign curve.

»	Exposure to the Russian ruble contributed to performance, as the currency appreciated relative to the U.S. dollar.

»	Holdings of quasi-sovereign credit contributed to performance, as select securities posted positive total returns.
»	Exposure to U.S. duration detracted from performance, as interest rates rose across all tenors of the U.S. sovereign curve.

»	Holdings of non-agency mortgage backed securities detracted from performance, as most non-agency spread sectors widened.

»	Holdings of agency mortgage-backed securities detracted from performance, as the sector posted negative total returns.

ANNUAL REPORT	MARCH 31, 2023	11

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,060.60	$3.60	$1,000.00	$1,021.44	$3.53	0.70%
I-2	1,000.00	1,060.10	4.11	1,000.00	1,020.94	4.03	0.80
I-3	1,000.00	1,060.80	4.37	1,000.00	1,020.69	4.28	0.85
Administrative Class	1,000.00	1,059.30	4.88	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,058.50	5.65	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	1,054.60	9.48	1,000.00	1,015.71	9.30	1.85
Class R	1,000.00	1,057.20	6.92	1,000.00	1,018.20	6.79	1.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INCOME FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	13

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2023	$11.32	$0.45	$(0.60)	$(0.15)	$(0.71)	$0.00	$0.00	$(0.71)

03/31/2022	11.98	0.43	(0.61)	(0.18)	(0.48)	0.00	0.00	(0.48)

03/31/2021	10.97	0.46	1.09	1.55	(0.26)	0.00	(0.28)	(0.54)

03/31/2020	12.00	0.54	(0.87)	(0.33)	(0.70)	0.00	0.00	(0.70)

03/31/2019	12.21	0.56	(0.10)	0.46	(0.67)	0.00	0.00	(0.67)

I-2

03/31/2023	11.32	0.44	(0.60)	(0.16)	(0.70)	0.00	0.00	(0.70)

03/31/2022	11.98	0.42	(0.61)	(0.19)	(0.47)	0.00	0.00	(0.47)

03/31/2021	10.97	0.45	1.09	1.54	(0.25)	0.00	(0.28)	(0.53)

03/31/2020	12.00	0.53	(0.87)	(0.34)	(0.69)	0.00	0.00	(0.69)

03/31/2019	12.21	0.55	(0.11)	0.44	(0.65)	0.00	0.00	(0.65)

I-3

03/31/2023	11.32	0.43	(0.60)	(0.17)	(0.69)	0.00	0.00	(0.69)

03/31/2022	11.98	0.41	(0.61)	(0.20)	(0.46)	0.00	0.00	(0.46)

03/31/2021	10.97	0.44	1.09	1.53	(0.24)	0.00	(0.28)	(0.52)

03/31/2020	12.00	0.52	(0.87)	(0.35)	(0.68)	0.00	0.00	(0.68)

04/27/2018 - 03/31/2019	12.10	0.52	(0.03)	0.49	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2023	11.32	0.42	(0.60)	(0.18)	(0.68)	0.00	0.00	(0.68)

03/31/2022	11.98	0.40	(0.61)	(0.21)	(0.45)	0.00	0.00	(0.45)

03/31/2021	10.97	0.43	1.09	1.52	(0.23)	0.00	(0.28)	(0.51)

03/31/2020	12.00	0.51	(0.87)	(0.36)	(0.67)	0.00	0.00	(0.67)

03/31/2019	12.21	0.53	(0.10)	0.43	(0.64)	0.00	0.00	(0.64)

Class A

03/31/2023	11.32	0.40	(0.60)	(0.20)	(0.66)	0.00	0.00	(0.66)

03/31/2022	11.98	0.38	(0.61)	(0.23)	(0.43)	0.00	0.00	(0.43)

03/31/2021	10.97	0.41	1.10	1.51	(0.22)	0.00	(0.28)	(0.50)

03/31/2020	12.00	0.49	(0.87)	(0.38)	(0.65)	0.00	0.00	(0.65)

03/31/2019	12.21	0.51	(0.10)	0.41	(0.62)	0.00	0.00	(0.62)

Class C

03/31/2023	11.32	0.32	(0.60)	(0.28)	(0.58)	0.00	0.00	(0.58)

03/31/2022	11.98	0.29	(0.61)	(0.32)	(0.34)	0.00	0.00	(0.34)

03/31/2021	10.97	0.32	1.10	1.42	(0.13)	0.00	(0.28)	(0.41)

03/31/2020	12.00	0.40	(0.87)	(0.47)	(0.56)	0.00	0.00	(0.56)

03/31/2019	12.21	0.42	(0.10)	0.32	(0.53)	0.00	0.00	(0.53)

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.46	(1.21)%	$70,579,570	0.62%		0.62%		0.50%		0.50%		4.18%		426%

11.32	(1.62)	76,380,731	0.51		0.51		0.50		0.50		3.61		319

11.98	14.37	74,544,238	0.62		0.62		0.50		0.50		3.91		396

10.97	(3.09)	59,316,252	1.09		1.09		0.50		0.50		4.51		421

12.00	3.91	61,701,317	1.05		1.05		0.50		0.50		4.71		472

10.46	(1.31)	29,893,100	0.72		0.72		0.60		0.60		4.08		426

11.32	(1.72)	33,996,793	0.61		0.61		0.60		0.60		3.51		319

11.98	14.26	34,285,486	0.72		0.72		0.60		0.60		3.81		396

10.97	(3.19)	29,064,542	1.19		1.19		0.60		0.60		4.40		421

12.00	3.80	26,387,730	1.15		1.15		0.60		0.60		4.60		472

10.46	(1.36)	1,594,343	0.77		0.82		0.65		0.70		4.04		426

11.32	(1.77)	878,330	0.66		0.71		0.65		0.70		3.46		319

11.98	14.21	1,020,788	0.77		0.82		0.65		0.70		3.76		396

10.97	(3.24)	678,734	1.24		1.29		0.65		0.70		4.33		421

12.00	4.24	408,716	1.20	*	1.25	*	0.65	*	0.70	*	4.75	*	472

10.46	(1.46)	314,410	0.87		0.87		0.75		0.75		3.92		426

11.32	(1.87)	377,580	0.76		0.76		0.75		0.75		3.37		319

11.98	14.09	454,978	0.87		0.87		0.75		0.75		3.66		396

10.97	(3.33)	403,685	1.34		1.34		0.75		0.75		4.25		421

12.00	3.65	417,229	1.30		1.30		0.75		0.75		4.46		472

10.46	(1.60)	12,780,183	1.02		1.02		0.90		0.90		3.77		426

11.32	(2.02)	15,042,742	0.91		0.91		0.90		0.90		3.21		319

11.98	13.92	17,240,908	1.02		1.02		0.90		0.90		3.52		396

10.97	(3.48)	15,928,413	1.49		1.49		0.90		0.90		4.12		421

12.00	3.49	21,103,370	1.45		1.45		0.90		0.90		4.29		472

10.46	(2.34)	4,164,178	1.77		1.77		1.65		1.65		3.02		426

11.32	(2.75)	5,616,649	1.66		1.66		1.65		1.65		2.46		319

11.98	13.08	7,005,169	1.77		1.77		1.65		1.65		2.77		396

10.97	(4.20)	7,924,011	2.24		2.24		1.65		1.65		3.36		421

12.00	2.72	8,344,530	2.20		2.20		1.65		1.65		3.55		472

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO Income Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2023	$11.32	$0.38	$(0.60)	$(0.22)	$(0.64)	$0.00	$0.00	$(0.64)

03/31/2022	11.98	0.35	(0.61)	(0.26)	(0.40)	0.00	0.00	(0.40)

03/31/2021	10.97	0.38	1.10	1.48	(0.19)	0.00	(0.28)	(0.47)

03/31/2020	12.00	0.46	(0.87)	(0.41)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.21	0.48	(0.10)	0.38	(0.59)	0.00	0.00	(0.59)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.46	(1.85)%	$449,836	1.27%	1.27%	1.15%	1.15%	3.53%	426%

11.32	(2.26)	511,456	1.16	1.16	1.15	1.15	2.96	319

11.98	13.64	542,629	1.27	1.27	1.15	1.15	3.26	396

10.97	(3.72)	512,039	1.74	1.74	1.15	1.15	3.85	421

12.00	3.23	489,890	1.70	1.70	1.15	1.15	4.06	472

ANNUAL REPORT	MARCH 31, 2023	17

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$153,070,735
Investments in Affiliates	6,385,574

Financial Derivative Instruments
Exchange-traded or centrally cleared	323,954
Over the counter	862,090
Cash	4,860
Deposits with counterparty	25,949
Foreign currency, at value	394,109
Receivable for investments sold	309,646
Receivable for investments sold on a delayed-delivery basis	177,126
Receivable for TBA investments sold	38,885,436
Receivable for Fund shares sold	177,870
Interest and/or dividends receivable	704,923
Dividends receivable from Affiliates	26,983
Reimbursement receivable from PIMCO	71
Other assets	942

Total Assets	201,350,268

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$69,257
Payable for short sales	1,775,414

Financial Derivative Instruments
Exchange-traded or centrally cleared	480,926
Over the counter	1,170,876
Payable for investments purchased	934,416
Payable for investments in Affiliates purchased	26,983
Payable for investments purchased on a delayed-delivery basis	209,617
Payable for TBA investments purchased	75,737,191
Payable for unfunded loan commitments	50,467
Deposits from counterparty	736,916
Payable for Fund shares redeemed	262,218
Distributions payable	54,988
Accrued investment advisory fees	26,602
Accrued supervisory and administrative fees	31,886
Accrued distribution fees	2,987
Accrued servicing fees	3,904

Total Liabilities	81,574,648

Net Assets	$119,775,620

Net Assets Consist of:

Paid in capital	$137,228,328
Distributable earnings (accumulated loss)	(17,452,708)

Net Assets	$119,775,620

Cost of investments in securities	$166,882,652
Cost of investments in Affiliates	$6,809,018
Cost of foreign currency held	$404,938
Proceeds received on short sales	$1,771,688
Cost or premiums of financial derivative instruments, net	$(109,463)

* Includes repurchase agreements of:	$3,495

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$70,579,570
I-2	29,893,100
I-3	1,594,343
Administrative Class	314,410
Class A	12,780,183
Class C	4,164,178
Class R	449,836

Shares Issued and Outstanding:

Institutional Class	6,749,968
I-2	2,858,866
I-3	152,477
Administrative Class	30,069
Class A	1,222,253
Class C	398,249
Class R	43,021

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.46
I-2	10.46
I-3	10.46
Administrative Class	10.46
Class A	10.46
Class C	10.46
Class R	10.46

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	19

Consolidated Statement of Operations PIMCO Income Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$5,507,726
Dividends, net of foreign taxes**	91,220
Dividends from Investments in Affiliates	110,093
Total Income	5,709,039

Expenses:

Investment advisory fees	297,729
Supervisory and administrative fees	358,048
Distribution and/or servicing fees - Administrative Class	803
Distribution and/or servicing fees - Class A	33,278
Distribution and/or servicing fees - Class C	46,824
Distribution and/or servicing fees - Class R	2,295
Trustee fees	705
Interest expense	140,465
Miscellaneous expense	309
Total Expenses	880,456
Waiver and/or Reimbursement by PIMCO	(730)
Net Expenses	879,726

Net Investment Income (Loss)	4,829,313

Net Realized Gain (Loss):

Investments in securities	(4,543,232)
Investments in Affiliates	(2,673)
Exchange-traded or centrally cleared financial derivative instruments	1,193,062
Over the counter financial derivative instruments	2,165,494
Short sales	19
Foreign currency	(46,007)

Net Realized Gain (Loss)	(1,233,337)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	(8,249,706)
Investments in Affiliates	(510,476)
Exchange-traded or centrally cleared financial derivative instruments	2,914,619
Over the counter financial derivative instruments	65,580
Foreign currency assets and liabilities	(140,416)

Net Change in Unrealized Appreciation (Depreciation)	(5,920,399)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,324,423)

* Foreign tax withholdings - Interest	$205

** Foreign tax withholdings - Dividends	$611

*** Foreign capital gains tax	$195

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,829,313	$4,925,428
Net realized gain (loss)	(1,233,337)	4,079,464
Net change in unrealized appreciation (depreciation)	(5,920,399)	(11,590,334)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,324,423)	(2,585,442)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,543,302)	(3,220,241)
I-2	(1,911,626)	(1,418,896)
I-3	(96,237)	(40,920)
Administrative Class	(20,172)	(17,065)
Class A	(819,526)	(612,561)
Class C	(250,247)	(186,818)
Class R	(27,176)	(18,291)

Total Distributions(a)	(7,668,286)	(5,514,792)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(3,035,952)	5,810,319

Total Increase (Decrease) in Net Assets	(13,028,661)	(2,289,915)

Net Assets:

Beginning of year	132,804,281	135,094,196
End of year	$119,775,620	$132,804,281

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information

ANNUAL REPORT	MARCH 31, 2023	21

Consolidated Schedule of Investments PIMCO Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.6%

American Airlines, Inc.
9.558% (LIBOR03M + 4.750%) due 04/20/2028 ~		$128,500	$130,677

Avolon TLB Borrower 1 (U.S.) LLC
6.261% (LIBOR01M + 1.500%) due 02/12/2027 ~		15,388	15,292
6.511% (LIBOR01M + 1.750%) due 01/15/2025 ~		33,008	33,064
7.011% (LIBOR01M + 2.250%) due 12/01/2027 ~		18,787	18,830

Carnival Corp.
6.655% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	104,191	111,583
7.840% (LIBOR01M + 3.000%) due 06/30/2025 ~		$244,191	241,627
8.090% (LIBOR01M + 3.250%) due 10/18/2028 ~		105,853	103,670

Cengage Learning, Inc.
9.880% (LIBOR03M + 4.750%) due 07/14/2026 ~		87,155	81,109

Charter Communications Operating LLC
6.557% due 02/01/2027		6,854	6,801

Clear Channel Outdoor Holdings, Inc.
8.325% (LIBOR03M + 3.500%) due 08/21/2026 ~		17	16

CommScope, Inc.
8.090% (LIBOR01M + 3.250%) due 04/06/2026 ~		23,372	22,543

Delos Finance SARL
6.909% (LIBOR03M + 1.750%) due 10/06/2023 ~		19,850	19,866

DirecTV Financing LLC
9.840% (LIBOR01M + 5.000%) due 08/02/2027 ~		76,017	73,330

Emerald TopCo, Inc.
8.340% (LIBOR01M + 3.500%) due 07/24/2026 ~		6,099	5,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Encina Private Credit LLC
TBD% - 9.155% (LIBOR03M + 4.470%) due 11/30/2025 «~µ		$140,693	$136,274

Envision Healthcare Corp.
12.701% due 04/29/2027		169,137	167,446
16.326% due 04/28/2028		207,174	154,172

Fidere Gestion De Vivienda
5.154% (EUR003M + 2.500%) due 08/15/2023 «~(k)	EUR	72,292	76,824

GHH Holdings Ltd.
5.387% due 12/04/2024 «(k)	GBP	75,000	90,190

Hilton Worldwide Finance LLC
6.642% due 06/22/2026		$126,904	126,970

iHeartCommunications, Inc.
7.840% (LIBOR01M + 3.000%) due 05/01/2026 ~		2,639	2,347

Intelsat Jackson Holdings SA
9.082% due 02/01/2029		145,808	144,593

IQVIA, Inc.
5.015% (EUR003M + 2.000%) due 03/07/2024 ~	EUR	10,310	11,159

Lealand Finance Co. BV
7.840% (LIBOR01M + 3.000%) due 06/28/2024 ~		$2,410	1,777

Lealand Finance Co. BV (5.840% Cash and 3.000% PIK)
8.840% (LIBOR01M + 1.000%) due 06/30/2025 ~(c)		5,675	3,828

Market Bidco Ltd.
7.357% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	217,197	198,776

MH Sub LLC
8.590% (LIBOR01M + 3.750%) due 09/13/2024 ~		$9,846	9,701

Petco Health and Wellness Company, Inc.
8.410% due 03/03/2028		23,775	23,400

PetSmart, Inc.
8.657% due 02/11/2028		5,134	5,101

Poseidon Bidco SASU
8.265% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	575,500	605,406

Project Bull
6.897% due 05/11/2023 «		$21,461	17,626

22	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Project Quasar Pledgco SLU
TBD% - 5.896% (EUR003M + 3.250%) due 03/15/2026 «~	EUR	119,254	$124,318

PUG LLC
8.340% (LIBOR01M + 3.500%) due 02/12/2027 ~		$7,100	5,183

RegionalCare Hospital Partners Holdings, Inc.
8.575% (LIBOR03M + 3.750%) due 11/16/2025 ~		9,260	8,843

SCUR-Alpha 1503 GmbH
TBD% due 03/30/2030		216,650	190,652
TBD% due 03/30/2030	EUR	118,900	113,473

Serta Simmons Bedding LLC
8.098% - 8.117% (LIBOR01M + 3.500%) due 11/08/2023 ~		$4,888	279

Sierra Hamilton LLC
15.000% due 09/12/2023 «		4	4

Sigma Bidco BV
6.239% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	42,800	43,600

SkyMiles IP Ltd.
8.558% (LIBOR03M + 3.750%) due 10/20/2027 ~		$101,726	105,592

Softbank Vision Fund
5.000% due 12/21/2025 «		605,676	570,274

Sotera Health Holdings LLC
7.575% (LIBOR03M + 2.750%) due 12/11/2026 ~		29,413	28,438

SS&C European Holdings SARL
6.590% (LIBOR01M + 1.750%) due 04/16/2025 ~		14,008	13,984

SS&C Technologies, Inc.
6.590% (LIBOR01M + 1.750%) due 04/16/2025 ~		15,712	15,686

Sunshine Luxembourg SARL
8.909% (LIBOR03M + 3.750%) due 10/01/2026 ~		43,105	42,759

Syniverse Holdings, Inc.
11.898% due 05/13/2027		56,916	50,673

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TransDigm, Inc.
TBD% - 7.413% (LIBOR03M + 2.250%) due 05/30/2025 ~		$19,878	$19,883
8.148% (LIBOR03M + 2.250%) due 12/09/2025 ~		58,452	58,431
8.148% due 02/22/2027		20,200	20,208

U.S. Renal Care, Inc.
9.875% (LIBOR01M + 5.000%) due 06/26/2026 ~		28,545	19,518
10.375% (LIBOR01M + 5.500%) due 06/26/2026 ~		741	506

United Airlines, Inc.
8.568% (LIBOR03M + 3.750%) due 04/21/2028 ~		53,292	53,033

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		14,701	11,074

Windstream Services LLC
TBD% - 11.157% due 09/21/2027 «		36,018	32,777
8.807% due 02/23/2027 «		56,290	52,350

Zayo Group Holdings, Inc.
7.840% (LIBOR01M + 3.000%) due 03/09/2027 ~		77,289	63,219

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		12,104	10,650

Total Loan Participations and Assignments (Cost $4,423,531)			4,295,117

CORPORATE BONDS & NOTES 14.3%

BANKING & FINANCE 5.3%

ADLER Group SA
2.250% due 04/27/2027	EUR	2,300	954
2.750% due 11/13/2026		400	171
12.500% due 07/31/2025 «(k)		1,960	2,124

AIB Group PLC
4.263% due 04/10/2025 •		$69,645	68,189

Ambac Assurance Corp.
5.100% due 12/31/2099 (i)		352	518

American Assets Trust LP
3.375% due 02/01/2031		38,600	31,044

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asian Development Bank
4.700% due 03/12/2024	MXN	189,200	$9,768

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$127,356	107,881

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	51,300	47,865
2.625% due 04/28/2025		$10,922	$10,828
3.625% due 09/24/2024		9,350	9,658
7.677% due 01/18/2028 •		2,000	1,827

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	166,500	41,683

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(i)(j)	EUR	3,290	3,470

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(j)		$2,702	2,466

Barclays PLC
2.894% due 11/24/2032 •		3,739	3,001
4.972% due 05/16/2029 •		54,550	52,657
6.125% due 12/15/2025 •(i)(j)		30,216	25,692
7.125% due 06/15/2025 •(i)(j)	GBP	61,664	66,711
7.437% due 11/02/2033 •		$22,148	24,502
7.750% due 09/15/2023 •(i)(j)		156,350	143,809
8.000% due 06/15/2024 •(i)(j)		32,500	29,331

BGC Partners, Inc.
3.750% due 10/01/2024		7,270	6,978
4.375% due 12/15/2025		5,700	5,427

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 ^(d)		3,700	785
4.450% due 08/17/2026 ^(d)		3,500	738
4.800% due 05/17/2028 ^(d)		1,300	276
5.250% due 05/13/2026 ^(d)		2,200	467
5.950% due 10/20/2025 ^(d)		2,600	555
6.000% due 07/16/2025 ^(d)		4,300	908
6.450% due 11/07/2024 ^(d)		6,600	1,406

Corsair International Ltd.
7.772% due 01/28/2027 •	EUR	137,900	147,309
8.122% due 01/28/2029 •		59,600	63,343

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		$17,940	9,925
3.125% due 10/22/2025		26,950	15,632
3.875% due 10/22/2030		18,050	8,402

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.800% due 08/06/2030		$2,100	$1,036
5.125% due 01/17/2025		6,100	3,978
5.400% due 05/27/2025		3,400	2,236
5.625% due 01/14/2030		1,300	687
6.150% due 09/17/2025		1,900	1,229
6.500% due 04/08/2024		1,000	790
8.000% due 01/27/2024		5,515	4,802

Credit Agricole SA
7.875% due 01/23/2024 •(i)(j)		300	295

Credit Suisse AG
0.250% due 01/05/2026	EUR	5,820	5,615
1.250% due 08/07/2026		$2,900	2,454
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	24,300	26,121
3.928% (EUR003M + 1.230%) due 05/31/2024 ~		21,100	22,376
4.750% due 08/09/2024		$2,400	2,329
6.500% due 08/08/2023 (j)		10,700	10,285
6.500% due 08/08/2023 (j)		42,792	41,134
7.500% due 02/15/2028		255,650	271,628
Credit Suisse AG AT1 Claim ^		305,796	17,583

Credit Suisse Group AG
0.625% due 01/18/2033	EUR	12,700	9,027
0.650% due 01/14/2028 •		1,670	1,507
0.650% due 09/10/2029		3,900	3,157
1.000% due 06/24/2027 •		4,800	4,510
1.250% due 07/17/2025 •		4,950	5,024
2.125% due 09/12/2025 •	GBP	2,400	2,735
2.125% due 11/15/2029 •		2,400	2,349
2.250% due 06/09/2028 •		3,400	3,519
2.875% due 04/02/2032 •	EUR	30,100	27,280
3.091% due 05/14/2032 •		$126,092	101,689
3.250% due 04/02/2026 •	EUR	17,100	17,529
3.288% (EUR003M + 1.000%) due 01/16/2026 ~		27,000	27,304
3.869% due 01/12/2029 •		$2,400	2,143
4.194% due 04/01/2031 •		36,569	32,557
6.373% due 07/15/2026 •		65,500	63,463
6.442% due 08/11/2028 •		149,385	148,534
6.537% due 08/12/2033 •		212,800	219,184
7.000% due 09/30/2027 •	GBP	9,700	12,033
7.750% due 03/01/2029 •	EUR	57,100	67,813
9.016% due 11/15/2033 •		$34,450	40,906

Dalian Wanda Commercial Management Group Co. Ltd.
4.890% due 04/17/2023	CNY	10,000	1,453

Deutsche Bank AG
1.375% due 02/17/2032 •	EUR	2,300	1,844
1.750% due 11/19/2030 •		5,400	4,614
2.552% due 01/07/2028 •		$8,850	7,520
3.035% due 05/28/2032 •(k)		94,774	73,102
3.547% due 09/18/2031 •		146,147	119,968

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.961% due 11/26/2025 •		$67,286	$63,705
5.000% due 09/05/2030 •	EUR	6,000	$6,223
6.720% due 01/18/2029 •		$6,776	6,734

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		1,393	1,388

EPR Properties
4.750% due 12/15/2026		2,445	2,133
4.950% due 04/15/2028		3,980	3,327

Erste Group Bank AG
4.250% due 10/15/2027 •(i)(j)	EUR	6,400	5,185

Essential Properties LP
2.950% due 07/15/2031		$7,800	5,737

Fairfax Financial Holdings Ltd.
3.950% due 03/03/2031	CAD	10,860	7,134

FFC Senior Note Lease-Backed Pass-Through Trust
5.141% due 07/10/2053 «		$48,109	$46,582

First-Citizens Bank & Trust Co.
2.969% due 09/27/2025 •		9,500	8,638

Ford Motor Credit Co. LLC
2.700% due 08/10/2026		44,525	39,683
2.748% due 06/14/2024	GBP	10,821	12,721
3.375% due 11/13/2025		$31,860	29,904
4.535% due 03/06/2025	GBP	21,412	25,400
5.125% due 06/16/2025		$24,240	23,761

GLP Capital LP
3.250% due 01/15/2032		5,900	4,792
4.000% due 01/15/2031		5,500	4,723
5.250% due 06/01/2025		6,166	6,027
5.300% due 01/15/2029		29,811	28,473

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,267	24,274

HSBC Holdings PLC
2.804% due 05/24/2032 •		51,900	42,414
2.848% due 06/04/2031 •		2,000	1,681
3.973% due 05/22/2030 •		73,500	66,383
4.041% due 03/13/2028 •		11,280	10,592
4.583% due 06/19/2029 •		73,000	69,335
5.402% due 08/11/2033 •		4,200	4,155
6.000% due 09/29/2023 •(i)(j)	EUR	14,196	15,064
6.254% due 03/09/2034 •		$157,350	164,637

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		10,257	6,988
3.625% due 09/30/2030		14,270	9,704
3.875% due 11/13/2029		16,912	11,747
4.250% due 11/07/2027		5,400	4,178
4.500% due 05/29/2029		29,959	21,720
4.625% due 06/03/2026		10,265	8,610
4.750% due 04/27/2027		28,400	22,968
4.950% due 11/07/2047		8,975	5,430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Finance Corp.
8.000% due 10/09/2023	IDR	248,200,000	$16,715

KBC Group NV
5.796% due 01/19/2029 •		$3,200	3,223

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	2,800	2,651

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(i)(j)		$11,831	$11,622
7.500% due 06/27/2024 •(i)(j)		9,091	8,601
7.500% due 09/27/2025 •(i)(j)		56,757	52,802
7.875% due 06/27/2029 •(i)(j)	GBP	116,553	129,144

MMcapS Funding Ltd.
5.424% (US0003M + 0.290%) due 12/26/2039 ~		$16,697	15,528
5.634% (US0003M + 0.500%) due 12/26/2039 ~		10,100	7,878

Morgan Stanley
6.342% due 10/18/2033 •		4,200	4,591

MPT Operating Partnership LP
0.993% due 10/15/2026	EUR	11,500	8,465
2.500% due 03/24/2026	GBP	13,200	12,180
3.375% due 04/24/2030		18,565	14,030
3.500% due 03/15/2031		$27,500	18,538
3.692% due 06/05/2028	GBP	2,965	2,421

National Health Investors, Inc.
3.000% due 02/01/2031		$18,500	13,984

National Reference Price List
1.000% due 01/01/2073 «		1,408	1,419

Nationwide Building Society
2.972% due 02/16/2028 •		342	308
3.960% due 07/18/2030 •		57,892	52,275
4.302% due 03/08/2029 •		79,100	73,053

NatWest Group PLC
3.073% due 05/22/2028 •		1,188	1,076
4.445% due 05/08/2030 •		163,400	153,570
4.892% due 05/18/2029 •		13,000	12,494
5.076% due 01/27/2030 •		177,653	172,913

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.016% due 03/02/2034 •	$49,700	$51,551

New Metro Global Ltd.
4.500% due 05/02/2026	9,400	5,971
4.625% due 10/15/2025	1,400	933
4.800% due 12/15/2024	15,700	11,775
6.800% due 08/05/2023	6,580	6,152

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026	44,978	39,887
2.750% due 03/09/2028	40,800	34,536

Nomura Holdings, Inc.
2.172% due 07/14/2028	51,800	43,274

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033	24,548	17,987
3.625% due 10/01/2029	17,120	14,381

OneMain Finance Corp.
6.125% due 03/15/2024	5,699	5,557

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	3,113	3,085

PNC Financial Services Group, Inc.
6.037% due 10/28/2033 •	5,700	6,003

Preferred Term Securities Ltd.
0.000% due 09/26/2034 ~	3,000	1,500
5.166% (US0003M + 0.300%) due 03/22/2037 ~	54,422	47,892
5.166% (US0003M + 0.300%) due 09/22/2037 ~	94	76
5.166% (US0003M + 0.300%) due 12/22/2037 ~	10,855	8,684
5.176% (US0003M + 0.310%) due 12/22/2036 ~	65,915	61,301
5.206% (US0003M + 0.340%) due 09/22/2036 ~	11,418	10,355
5.216% (US0003M + 0.350%) due 06/22/2037 ~	49,604	37,203
5.236% (US0003M + 0.370%) due 09/22/2037 ~	42,865	33,006
5.246% (US0003M + 0.380%) due 09/23/2035 ~	77	76
5.246% (US0003M + 0.380%) due 12/22/2036 ~	1,347	1,051
5.246% (US0003M + 0.380%) due 03/22/2037 ~	46,862	38,661
5.256% (US0003M + 0.390%) due 12/22/2036 ~	2,985	2,463
5.266% (US0003M + 0.400%) due 09/22/2036 ~	29,928	22,409
5.266% (US0003M + 0.400%) due 12/22/2037 ~	2,118	1,588
5.266% (US0003M + 0.400%) due 03/22/2038 ~	84,154	73,285
5.296% (US0003M + 0.430%) due 12/22/2035 ~	29,381	24,974
5.307% (US0003M + 0.400%) due 06/23/2035 ~	17,157	16,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.316% (US0003M + 0.450%) due 03/22/2038 ~		$7,166	$6,163
5.346% (US0003M + 0.480%) due 09/23/2035 ~		15,092	13,281
5.407% (US0003M + 0.500%) due 06/23/2035 ~		10,965	9,540
5.446% (US0003M + 0.580%) due 03/23/2035 ~		14,250	12,968
5.466% (US0003M + 0.600%) due 03/22/2038 ~		17,306	14,364
5.486% (US0003M + 0.620%) due 12/22/2036 ~		31,740	24,757
5.616% (US0003M + 0.750%) due 09/23/2035 ~		20,740	15,347
5.766% (US0003M + 0.900%) due 03/22/2038 ~		21,731	20,536
5.787% (US0003M + 0.880%) due 12/24/2033 ~		5,000	4,700
5.994% (US0003M + 0.860%) due 07/03/2033 ~		1,685	1,567
6.034% (US0003M + 0.900%) due 01/03/2033 ~		5,289	4,971

Sabra Health Care LP
3.200% due 12/01/2031		8,644	6,349

Santander Holdings USA, Inc.
4.500% due 07/17/2025		53,193	50,858

Santander U.K. Group Holdings PLC
2.469% due 01/11/2028 •		11,100	9,776
3.823% due 11/03/2028 •		31,580	28,968
6.534% due 01/10/2029 •		103,000	104,812
6.750% due 06/24/2024 •(i)(j)	GBP	48,676	53,510

Seazen Group Ltd.
4.450% due 07/13/2025		$4,000	2,622
6.000% due 08/12/2024		10,100	7,651
6.150% due 04/15/2023		480	470

SLM Student Loan Trust
3.507% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	681	678

Societe Generale SA
2.889% due 06/09/2032 •		$29,900	23,594
6.446% due 01/10/2029 •		67,900	68,173
6.447% due 01/12/2027 •		83,300	83,341
6.691% due 01/10/2034 •		131,700	134,844

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 10/04/2023 •(i)(j)		$34,220	$31,004

Standard Chartered PLC
2.678% due 06/29/2032 •		4,900	3,850

Sunac China Holdings Ltd.
6.500% due 01/10/2025 ^(d)		3,300	792
6.500% due 01/26/2026 ^(d)		1,300	313
6.650% due 08/03/2024 ^(d)		1,300	312
7.500% due 02/01/2024 ^(d)		1,700	414
8.350% due 04/19/2023 ^(d)		9,800	2,377

SVB Financial Group
3.125% due 06/05/2030 ^(d)		500	291

Trafford Centre Finance Ltd.
4.815% (BP0003M + 0.725%) due 07/28/2038 ~	GBP	6,550	6,666

Truist Financial Corp.
5.122% due 01/26/2034 •		$3,400	3,319

U.S. Bancorp
4.839% due 02/01/2034 •		6,350	6,165

U.S. Capital Funding Ltd.
5.090% due 07/10/2043 •		50,730	38,364
5.694% (US0003M + 0.880%) due 05/01/2034 ~		3,333	3,249

UBS AG
5.125% due 05/15/2024 (j)		50,025	48,733

UBS Group AG
5.959% due 01/12/2034 •		130,900	134,454

UniCredit SpA
2.569% due 09/22/2026 •		11,513	10,431
7.830% due 12/04/2023		603,540	609,139

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,138	2,615

Uniti Group LP
4.750% due 04/15/2028		$22,123	17,120
10.500% due 02/15/2028		12,975	12,597

VICI Properties LP
3.875% due 02/15/2029		5,805	5,167
4.500% due 09/01/2026		16,083	15,147
4.500% due 01/15/2028		3,495	3,241
4.625% due 06/15/2025		4,435	4,294
5.625% due 05/01/2024		8,500	8,436
5.750% due 02/01/2027		12,316	12,102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		$39,868	$31,496

			6,310,945

INDUSTRIALS 5.7%

AA Bond Co. Ltd.
5.500% due 07/31/2050	GBP	1,096	$1,233

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		$33,791	32,852

Altice Financing SA
3.000% due 01/15/2028	EUR	4,100	3,557
4.250% due 08/15/2029		9,730	8,518
5.750% due 08/15/2029		$133,089	105,926

Altice France SA
8.125% due 02/01/2027		45,663	42,311

Amdocs Ltd.
2.538% due 06/15/2030		27,300	23,031

American Airlines Pass-Through Trust
2.875% due 01/11/2036		42,041	34,714
3.000% due 04/15/2030		18,415	16,321
3.150% due 08/15/2033		1,507	1,322
3.200% due 12/15/2029		10,013	9,004
3.350% due 04/15/2031		22,119	19,803
3.375% due 11/01/2028		39,076	34,045
3.575% due 07/15/2029		8,991	8,286
3.600% due 03/22/2029		3,288	3,018
3.650% due 02/15/2029		11,476	10,475
3.650% due 12/15/2029		3,598	3,114
3.700% due 04/01/2028		16,581	15,209
4.000% due 01/15/2027		1,364	1,236

American Airlines, Inc.
5.500% due 04/20/2026		74,895	73,797

Amgen, Inc.
5.250% due 03/02/2030		8,700	8,901
5.250% due 03/02/2033		28,300	29,091
5.600% due 03/02/2043		22,800	23,508
5.650% due 03/02/2053		35,300	36,773
5.750% due 03/02/2063		22,000	22,854

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		24,100	18,208

Boeing Co.
3.600% due 05/01/2034		1,100	946
5.705% due 05/01/2040		196,643	199,128
5.805% due 05/01/2050		160,280	161,571
5.930% due 05/01/2060		222,367	222,546

British Airways Pass-Through Trust
2.900% due 09/15/2036		13,399	11,020
3.300% due 06/15/2034		2,545	2,203
3.800% due 03/20/2033		4,935	4,542
4.250% due 05/15/2034		12,519	11,730

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
2.450% due 02/15/2031		$92,800	$76,020
2.600% due 02/15/2033		55,815	43,806
3.137% due 11/15/2035		25,795	19,858
3.187% due 11/15/2036		26,500	20,105
3.419% due 04/15/2033		42,551	35,633
3.469% due 04/15/2034		135,123	111,078
3.500% due 02/15/2041		28,758	21,718
4.300% due 11/15/2032		39,985	36,861
4.926% due 05/15/2037		51,850	47,199

Carnival Corp.
4.000% due 08/01/2028		20,936	18,044

Carvana Co.
5.500% due 04/15/2027		65,113	28,993
10.250% due 05/01/2030		419,940	239,459

CDW LLC
2.670% due 12/01/2026		64,300	57,905
3.276% due 12/01/2028		16,500	14,566
3.569% due 12/01/2031		51,800	44,601

Cellnex Finance Co. SA
3.875% due 07/07/2041		22,144	16,306

Centene Corp.
2.450% due 07/15/2028		12,400	10,799

Charter Communications Operating LLC
3.850% due 04/01/2061		10,900	6,810
3.900% due 06/01/2052		146,400	96,951
3.950% due 06/30/2062		71,300	45,268
4.400% due 12/01/2061		86,500	59,196

Community Health Systems, Inc.
4.750% due 02/15/2031		99,900	73,856
5.625% due 03/15/2027		314,631	276,542
8.000% due 03/15/2026		100,854	97,576

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		909	904

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (c)		2,200	1,302

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		2,296	2,221

CoStar Group, Inc.
2.800% due 07/15/2030		29,567	24,806

CVS Pass-Through Trust
4.163% due 08/11/2036		5,278	4,789
5.773% due 01/10/2033		4,207	4,248
5.880% due 01/10/2028		761	765
7.507% due 01/10/2032		3,728	4,019

DirecTV Financing LLC
5.875% due 08/15/2027		16,092	14,590

DISH DBS Corp.
5.250% due 12/01/2026		143,110	114,455
5.750% due 12/01/2028		160,000	119,700

Dufry One BV
3.625% due 04/15/2026	CHF	3,009	3,111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enbridge, Inc.
5.700% due 03/08/2033		$32,700	$34,032

Energy Transfer LP
4.400% due 03/15/2027		4,145	4,030
4.950% due 05/15/2028		4,355	4,296

Exela Intermediate LLC
11.500% due 07/15/2026		12,225	1,602

Expedia Group, Inc.
6.250% due 05/01/2025		25,763	26,101

Ford Foundation
2.815% due 06/01/2070		14,800	9,218

Gazprom PJSC Via Gaz Capital SA
2.949% due 01/24/2024	EUR	880	790
4.250% due 04/06/2024 ^	GBP	4,500	4,163
4.950% due 03/23/2027		$24,600	18,819
4.950% due 02/06/2028		15,900	11,766
7.288% due 08/16/2037		30,730	25,506
8.625% due 04/28/2034		111,630	104,932
8.625% due 04/28/2034 ^(d)		29,460	27,692

Greene King Finance PLC
5.106% due 03/15/2034	GBP	1,273	1,443
6.076% (BP0003M + 1.800%) due 12/15/2034 ~		427	409

iHeartCommunications, Inc.
6.375% due 05/01/2026		$15,703	13,873

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		6,492	5,955

Imperial Brands Finance PLC
3.500% due 07/26/2026		5,425	5,089

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		19,600	15,200

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		579,839	533,005

JetBlue Pass-Through Trust
2.750% due 11/15/2033		2,576	2,183
4.000% due 05/15/2034		61,708	56,724

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	213,300	180,011

Marriott International, Inc.
2.850% due 04/15/2031		$5,800	4,945
4.625% due 06/15/2030		4,752	4,616

Massachusetts Institute of Technology
4.678% due 07/01/2114		718	664
5.600% due 07/01/2111		1,144	1,280

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		23,355	19,139

Mitchells & Butlers Finance PLC
5.316% (US0003M + 0.450%) due 12/15/2030 ~		40	38
6.013% due 12/15/2030	GBP	5,184	5,993

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Netflix, Inc.
3.625% due 06/15/2030	EUR	39,809	$41,564
3.875% due 11/15/2029		87,532	93,292
4.625% due 05/15/2029		65,300	72,399

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		$6,710	6,361
4.345% due 09/17/2027		74,963	70,762
4.810% due 09/17/2030		212,402	192,473

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (c)		11,159	12,275

Norfolk Southern Corp.
4.100% due 05/15/2121		8,700	6,170

NPC Ukrenergo
6.875% due 11/09/2028 ^(d)		3,480	608

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (g)(i)		5,635	6

Oracle Corp.
3.850% due 04/01/2060		13,430	9,389
3.950% due 03/25/2051 (k)		34,723	26,180
4.100% due 03/25/2061 (k)		42,200	31,110

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		8,843	8,229

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(d)		105,630	4,753
5.500% due 04/12/2037 ^(d)		117,045	4,828
6.000% due 05/16/2024 ^(d)		87,600	4,095
6.000% due 11/15/2026 ^(d)		54,167	2,370
9.750% due 05/17/2035 ^(d)		43,640	2,127

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	16,700	14,464
5.950% due 01/28/2031		$176,125	134,921
6.700% due 02/16/2032		412,739	328,855
6.750% due 09/21/2047		71,382	46,456
6.950% due 01/28/2060		57,150	36,985
7.690% due 01/23/2050		16,197	11,442

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		70,556	62,494

Prosus NV
1.288% due 07/13/2029	EUR	19,700	16,342
1.985% due 07/13/2033		26,300	19,772
2.085% due 01/19/2030		27,600	23,567
2.778% due 01/19/2034		20,944	16,850
3.061% due 07/13/2031		$47,100	37,145
4.193% due 01/19/2032		28,000	23,823
4.987% due 01/19/2052		16,000	11,972

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		5,100	4,130

Rockefeller Foundation
2.492% due 10/01/2050		10,100	6,702

Rolls-Royce PLC
3.375% due 06/18/2026	GBP	42,217	47,458
3.625% due 10/14/2025		$11,037	10,513

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 02/16/2026	EUR	144,437	$155,385
5.750% due 10/15/2027	GBP	78,471	92,703

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025		$113,405	121,025

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	60,389	57,362

Sands China Ltd.
2.800% due 03/08/2027		$19,020	16,333
3.350% due 03/08/2029		9,500	7,899
4.300% due 01/08/2026		39,082	36,729
4.875% due 06/18/2030		12,691	11,255
5.625% due 08/08/2025		45,668	44,551
5.900% due 08/08/2028		52,477	49,860

Santos Finance Ltd.
3.649% due 04/29/2031		13,200	11,036

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		37,220	36,952
5.152% due 09/20/2029		31,065	30,882

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		1,902	1,941

Sutter Health
3.161% due 08/15/2040		12,800	9,852
3.361% due 08/15/2050		31,200	22,845

Syngenta Finance NV
3.375% due 04/16/2026	EUR	5,400	5,698
4.441% due 04/24/2023		$7,700	7,691
4.892% due 04/24/2025		7,934	7,761

Times Square Hotel Trust
8.528% due 08/01/2026		744	740

Topaz Solar Farms LLC
4.875% due 09/30/2039		9,286	7,666
5.750% due 09/30/2039		68,256	64,875

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		1,331	1,246
7.125% due 04/22/2025		481	481

U.S. Renal Care, Inc.
10.625% due 07/15/2027		14,592	3,855

Uber Technologies, Inc.
7.500% due 05/15/2025		30,125	30,541
8.000% due 11/01/2026		7,900	8,107

United Airlines Pass-Through Trust
2.700% due 11/01/2033		9,345	7,896
4.000% due 10/11/2027		3,002	2,834
4.150% due 10/11/2025		1,397	1,369
4.150% due 02/25/2033		3,693	3,325
5.875% due 04/15/2029		173,536	173,244

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (c)		3,221	3,273

Viasat, Inc.
6.500% due 07/15/2028		17,700	13,098

Viking Cruises Ltd.
13.000% due 05/15/2025		68,161	72,057

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		$8,400	$7,219

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	8,034	7,633

Wesleyan University
4.781% due 07/01/2116		$7,745	6,543

Windstream Escrow LLC
7.750% due 08/15/2028		85,720	70,290

Wynn Macau Ltd.
5.500% due 01/15/2026		31,450	29,207
5.625% due 08/26/2028		32,070	27,311

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,648	2,665

			6,834,484

UTILITIES 3.3%

Enel Finance America LLC
7.100% due 10/14/2027		28,900	31,084

Enel Finance International NV
7.500% due 10/14/2032		25,100	27,993
7.750% due 10/14/2052		14,500	17,004

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	137,850	104,649
2.950% due 01/27/2029		$93,400	60,593
3.000% due 06/29/2027		12,000	8,130

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		12,660	7,039

Pacific Gas & Electric Co.
1.700% due 11/15/2023		99,400	96,993
2.100% due 08/01/2027		44,031	38,434
2.500% due 02/01/2031		45,059	36,542
2.950% due 03/01/2026		69,389	64,618
3.000% due 06/15/2028		85,600	76,063
3.150% due 01/01/2026		218,783	204,334
3.250% due 06/15/2023		106,599	106,062
3.250% due 02/16/2024		133,900	131,196
3.250% due 06/01/2031		86,160	73,096
3.300% due 03/15/2027		83,737	76,652
3.300% due 12/01/2027		164,659	148,429
3.400% due 08/15/2024		87,360	84,929
3.450% due 07/01/2025		157,836	150,568
3.500% due 06/15/2025		104,124	99,353
3.500% due 08/01/2050		62,977	41,658
3.750% due 02/15/2024		78,151	76,733
3.750% due 07/01/2028		176,652	162,753
3.750% due 08/15/2042		9,252	6,584
3.850% due 11/15/2023		38,144	37,600
3.950% due 12/01/2047		51,169	36,483
4.000% due 12/01/2046		45,023	31,877
4.200% due 03/01/2029		65,400	59,878

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 06/01/2041		$9,800	$7,745
4.250% due 08/01/2023		59,475	59,134
4.250% due 03/15/2046		65,103	48,139
4.300% due 03/15/2045		50,981	38,445
4.400% due 03/01/2032		67,000	60,448
4.450% due 04/15/2042		51,362	40,385
4.500% due 07/01/2040		151,425	124,529
4.500% due 12/15/2041		21,614	17,138
4.550% due 07/01/2030		346,519	324,902
4.600% due 06/15/2043		52,798	41,680
4.650% due 08/01/2028		19,885	18,729
4.750% due 02/15/2044		48,018	38,620
4.950% due 06/08/2025		31,400	31,052
4.950% due 07/01/2050		313,203	258,621
5.250% due 03/01/2052		66,800	56,986
5.450% due 06/15/2027		17,500	17,343
5.900% due 06/15/2032		20,000	20,008

Peru LNG SRL
5.375% due 03/22/2030		1,400	1,120

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	2,936	3,554
6.625% due 01/16/2034		7,100	7,639

PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/2038		$32,700	31,699
4.377% due 06/03/2041		36,350	32,862
4.451% due 12/01/2049		186,920	173,382
4.674% due 12/01/2053		21,300	20,119

Rio Oil Finance Trust
8.200% due 04/06/2028		21,969	22,161

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 07/06/2024	$6,601	$6,682
9.750% due 01/06/2027	15,786	16,362

Sprint Capital Corp.
8.750% due 03/15/2032	25,100	30,586

Sprint LLC
7.125% due 06/15/2024	50,742	51,629
7.625% due 02/15/2025	36,436	37,816
7.625% due 03/01/2026	30,127	31,886
7.875% due 09/15/2023	187,872	189,430

System Energy Resources, Inc.
2.140% due 12/09/2025	26,100	24,068

		3,982,226

Total Corporate Bonds & Notes (Cost $19,214,113)		17,127,655

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)	56,500	36,047

Total Convertible Bonds & Notes (Cost $55,519)		36,047

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	6,500	6,019
3.850% due 06/01/2050	5,100	4,615
4.214% due 06/01/2050	26,895	21,126

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	400	398

		32,158

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	24,683	26,259
6.725% due 04/01/2035	7,300	7,792
7.350% due 07/01/2035	19,909	21,875

		55,926

PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	18,412	8,032

Total Municipal Bonds & Notes (Cost $106,319)		96,116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 42.5%

Fannie Mae
0.000% due 09/25/2042 - 11/25/2042 •	$838	$478
1.005% due 03/25/2041 ~(a)	2,394	192
1.155% due 11/25/2049 •(a)	21,504	3,160
1.185% due 06/25/2037 •(a)	390	37
1.205% due 03/25/2037 - 03/25/2049 •(a)	7,502	837
1.225% due 12/25/2036 - 02/25/2037 •(a)	1,329	95
1.255% due 04/25/2037 •(a)	651	58
1.265% due 04/25/2037 •(a)	968	70
1.305% due 08/25/2035 - 02/25/2043 •(a)	3,933	350
1.455% due 01/25/2038 •(a)	1,653	130
1.505% due 01/25/2040 •(a)	1,769	113
1.535% due 03/25/2037 •(a)	1,981	166
1.555% due 05/25/2037 •(a)	544	45
1.565% due 06/25/2037 •(a)	2,350	231
1.595% due 04/25/2037 •(a)	1,514	152
1.605% due 12/25/2037 ~(a)	1,370	124
1.605% due 10/25/2039 •(a)	560	6
1.705% due 10/25/2036 - 06/25/2040 ~(a)	1,574	135
1.755% due 11/25/2035 •(a)	206	7
1.805% due 11/25/2036 •(a)	409	21
1.855% due 03/25/2036 ~(a)	928	73
1.945% due 04/25/2037 •(a)	1,044	116
2.155% due 02/25/2038 •(a)	4,458	497
2.355% due 02/25/2037 •(a)	389	44
2.500% due 04/25/2042 - 08/25/2042	16,780	15,836
2.855% due 03/01/2033 •	5	5
3.000% due 06/25/2027 - 06/25/2042 (a)	20,534	1,018
3.007% due 04/01/2033 •	1	1
3.190% due 05/01/2024 •	5	5
3.200% due 05/01/2024 •	2	2
3.395% due 09/01/2031 •	36	34
3.483% due 04/01/2028 •	3	3
3.564% due 04/01/2027 •	24	23
3.601% due 09/01/2030 •	6	5
3.724% due 04/01/2032 •	8	8
3.777% due 02/01/2034 •	331	326
3.840% due 12/01/2035 •	13	13
3.876% due 10/01/2032 •	5	5
3.910% due 10/01/2034 •	74	73
3.945% due 02/01/2032 •	2	2
3.993% due 10/01/2044 •	2	2
4.000% due 08/01/2032 - 03/25/2038 •	385	374
4.000% due 07/01/2041 - 01/01/2059	5,685	5,443
4.000% due 12/25/2042 - 12/25/2047 (a)	1,464	173

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.129% due 10/01/2036 •	$2	$2
4.135% due 07/01/2032 •	4	4
4.140% due 12/01/2027 •	2	2
4.181% due 03/01/2033 •	72	71
4.193% due 10/01/2040 •	11	11
4.283% due 09/01/2035 •	3	3
4.295% due 10/01/2025 •	3	3
4.340% due 12/01/2033 •	8	7
4.500% due 12/25/2039 - 07/25/2040	3,564	3,446
4.500% due 12/25/2042 (a)	998	174
4.724% due 11/01/2033 •	7	7
4.875% due 09/01/2024 •	7	7
4.955% due 09/25/2031 ~	1,071	1,059
4.965% due 03/25/2034 •	3	3
4.995% due 08/25/2034 ~	1	1
5.000% due 08/25/2033 - 06/25/2043	19,494	19,752
5.071% due 12/25/2036 •	22	22
5.161% due 09/18/2031 •	1	1
5.195% due 03/25/2044 •	3	3
5.245% due 06/25/2029 - 08/25/2036 •	9	10
5.295% due 06/25/2049 •	4,570	4,440
5.500% due 11/25/2032 - 06/01/2048	6,052	6,227
5.555% due 03/01/2036 •	1	1
5.691% due 08/01/2033 •	9	9
6.000% due 06/25/2029 - 09/25/2031	873	892
6.500% due 06/25/2028 - 02/25/2033	42	44
6.850% due 12/18/2027	2	2
7.000% due 09/25/2023 - 01/25/2048	103	107
7.500% due 11/25/2030 - 06/25/2042	15	15
7.500% due 06/25/2042 ~	12	12
8.500% due 06/25/2030	60	66

Freddie Mac
0.000% due 01/15/2038 ~(a)	17,141	721
0.000% due 12/15/2042 •	1,364	1,010
0.000% due 08/15/2056 - 08/15/2057 (b)(g)	148,691	111,183
0.531% due 01/15/2041 •	982	889
0.536% due 03/15/2036 •(a)	207	0
1.153% due 09/25/2030 ~(a)	202,535	13,149
1.266% due 11/15/2037 •(a)	5,120	389
1.366% due 08/15/2037 •(a)	647	49
1.379% due 06/25/2030 ~(a)	88,319	6,685
1.434% due 05/25/2030 ~(a)	308,239	24,925
1.491% due 02/15/2040 •	550	482
1.516% due 06/15/2038 - 01/15/2042 •(a)	3,374	283
1.756% due 03/15/2037 •(a)	3,363	301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.766% due 03/15/2037 - 06/15/2039 •(a)	$1,528	$145
1.866% due 09/15/2036 •(a)	1,193	100
1.886% due 09/15/2036 •(a)	815	72
1.966% due 04/15/2036 •(a)	4,080	448
1.966% (- 1.0*LIBOR01M + 6.650%) due 05/15/2036 ~(a)	959	79
2.016% due 04/15/2026 •(a)	200	5
2.025% due 11/15/2043 •	11,099	11,178
2.066% due 01/15/2037 •(a)	508	46
2.185% due 08/15/2044 •	5,974	5,726
2.466% due 08/15/2036 •(a)	1,332	146
2.516% due 07/15/2034 •(a)	477	5
2.932% due 04/01/2033 •	1	1
3.000% due 03/15/2027 - 10/15/2047 (a)	41,138	8,365
3.000% due 08/01/2032 - 03/01/2049	195,292	179,026
3.100% due 06/01/2033 •	3	3
3.102% due 05/01/2035 •	10	10
3.273% due 05/01/2037 •	1	1
3.283% due 05/01/2033 •	8	8
3.344% due 03/01/2031 •	5	5
3.500% due 08/15/2042 - 05/01/2049	356,593	336,733
3.500% due 12/15/2042 (a)	4,065	641
3.581% due 07/01/2033 •	3	3
3.665% due 02/01/2037 •	2	2
3.700% due 09/01/2037 •	1	1
3.712% due 01/01/2035 •	13	13
3.901% due 05/01/2029 •	7	7
3.924% due 11/01/2029 •	22	22
3.956% due 09/01/2033 •	1	1
3.971% due 07/01/2033 •	2	2
3.995% due 08/01/2034 •	1	1
4.000% due 08/01/2040 - 08/01/2048	84,717	82,604
4.000% due 09/15/2048 (a)	4,895	695
4.008% due 09/01/2037 •	1	1
4.102% due 09/25/2035 ~(a)	73,426	14,287
4.115% due 04/01/2036 •	3	3
4.120% due 09/01/2037 - 12/01/2037 •	2	3
4.174% due 01/01/2035 •	29	29
4.189% due 09/01/2033 •	25	25
4.225% due 12/01/2033 •	26	26
4.250% due 09/01/2032 •	22	22
4.253% due 09/01/2024 •	0	1
4.272% due 12/01/2034 •	4	4
4.312% due 07/01/2034 •	23	24
4.331% due 03/01/2032 •	56	55
4.339% due 11/01/2031 •	7	7
4.349% due 10/01/2032 •	7	7
4.350% due 01/01/2033 •	4	4
4.355% due 09/01/2031 •	102	101
4.363% due 09/01/2034 •	27	26

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 06/01/2048	$2,307	$2,305
4.538% due 07/25/2044 ~	4	4
4.597% due 11/01/2035 •	43	44
5.000% due 01/15/2034 - 05/15/2038	2,709	2,745
5.084% due 12/15/2046 •	19,245	18,645
5.105% due 08/25/2031 •	6	6
5.134% due 06/15/2049 •	10,706	10,423
5.500% due 08/15/2036 - 06/15/2041	16,759	17,498
6.000% due 02/15/2031 - 02/15/2032	749	773
6.274% due 10/15/2023 •	5	5
6.500% due 11/25/2023 - 11/25/2049	5,044	5,505
6.731% due 12/15/2031 - 02/15/2032 •	402	419
7.000% due 08/15/2023 - 03/15/2032	66	69
7.250% due 09/15/2030	8	9
7.500% due 09/15/2030	56	61
8.230% due 11/15/2023 •	1	1
8.500% due 06/15/2031	30	33
8.652% due 02/15/2024 •	1	1
8.750% due 10/15/2031 •	17	16

Ginnie Mae
0.025% due 08/16/2048 ~(a)	3,161	1
0.098% due 10/16/2053 ~(a)	1,085	1
0.184% due 11/16/2043 ~(a)	365	0
1.091% due 03/16/2051 ~(a)	670	2
1.439% due 10/20/2047 •(a)	9,030	1,034
1.968% due 04/20/2067 •	25,674	25,651
2.500% due 04/20/2052	39,075	34,427
2.625% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	1	0
2.625% due 01/20/2027 - 01/20/2035 •	61	61
2.750% (H15T1Y + 1.500%) due 10/20/2025 ~	1	1
2.750% due 12/20/2026 - 12/20/2033 •	27	26
2.857% due 04/20/2068 •	20,322	20,016
2.875% due 06/20/2027 - 06/20/2032 •	68	66
3.000% due 01/20/2042 - 11/20/2048	529	491
3.125% due 08/20/2033 •	3	3
3.500% due 03/20/2043 (a)	340	66
3.500% due 01/20/2045 - 11/20/2052	160,510	154,642
4.000% due 06/20/2039 - 08/20/2048	63,775	62,069
4.000% due 03/20/2043 (a)	887	109
4.500% due 07/20/2032 - 02/20/2049	106,453	106,178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.966% due 10/20/2062 •	$2,192	$2,177
5.000% due 07/20/2033	125	123
5.036% due 03/20/2063 •	343	341
5.316% due 11/20/2065 - 08/20/2066 •	28,993	28,698
5.336% due 10/20/2066 ~	9,693	9,668
5.346% due 09/20/2066 •	5,797	5,758
5.366% due 05/20/2066 - 09/20/2066 •	70,228	69,817
5.396% due 08/20/2066 •	8,869	8,816
5.416% due 04/20/2066 ~	9,941	9,888
5.416% due 11/20/2066 •	13,627	13,539
5.500% due 04/20/2037	120	122
5.566% due 03/20/2066 - 01/20/2067 •	25,379	25,211
5.716% due 03/20/2066 •	5,951	5,925
6.100% due 06/15/2028 - 01/15/2029	202	207
6.490% due 01/15/2028 - 01/15/2029	247	255

Ginnie Mae, TBA
2.000% due 05/01/2053	85,000	72,268
2.500% due 04/01/2053	121,000	106,494
3.500% due 04/01/2053 - 05/01/2053	481,400	451,397
4.000% due 04/01/2053 - 05/01/2053	1,020,491	982,757
4.500% due 04/01/2053 - 05/01/2053	741,250	730,274

U.S. Small Business Administration
5.370% due 04/01/2028	91	91

Uniform Mortgage-Backed Security
1.500% due 12/01/2040 - 06/01/2051	1,835	1,522
2.000% due 04/01/2023 - 11/01/2051	14,883	12,523
2.500% due 08/01/2027 - 04/01/2052	2,447,757	2,127,444
3.000% due 07/01/2023 - 06/01/2052	3,552,749	3,253,244
3.500% due 10/01/2025 - 07/01/2052	1,508,957	1,414,191
4.000% due 09/01/2023 - 09/01/2051	1,227,565	1,197,512
4.500% due 08/01/2023 - 08/01/2052	61,199	61,074
5.000% due 06/01/2024 - 06/01/2049	6,218	6,300
6.000% due 10/01/2025 - 03/01/2053	1,209,580	1,236,120
6.500% due 12/01/2052 - 04/01/2053	709,448	732,558

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2038	2,950	2,738
3.000% due 04/01/2038 - 05/01/2053	5,324,575	4,805,124

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/01/2053 - 05/01/2053	$7,049,165	$6,554,037
4.000% due 04/01/2053 - 05/01/2053	9,637,555	9,218,837
4.500% due 04/01/2053 - 05/01/2053	3,998,200	3,918,407
5.000% due 04/01/2053 - 05/01/2053	2,734,400	2,727,152
5.500% due 04/01/2053 - 05/01/2053	2,540,200	2,565,396
6.000% due 04/01/2053 - 05/01/2053	4,979,900	5,082,290
6.500% due 04/01/2053 - 05/01/2053	2,026,200	2,088,617

Vendee Mortgage Trust
6.500% due 09/15/2024	8	8

Total U.S. Government Agencies (Cost $51,473,995)		50,860,002

U.S. TREASURY OBLIGATIONS 16.8%

U.S. Treasury Bonds
2.250% due 08/15/2046	4,400	3,324
2.500% due 02/15/2045 (q)	77,400	61,822
2.500% due 02/15/2046	2,319	1,844
2.500% due 05/15/2046 (q)	4,955	3,939
2.750% due 11/15/2047	100	83
2.875% due 05/15/2043 (q)	118,245	102,261
2.875% due 08/15/2045	858,035	731,860
2.875% due 11/15/2046	542,700	462,906
2.875% due 05/15/2049 (q)	3,300	2,826
3.000% due 11/15/2044	615,851	537,667
3.000% due 08/15/2048	2,585	2,259
3.000% due 02/15/2049 (q)	125,029	109,537
3.125% due 02/15/2043 (q)	276,604	248,938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 08/15/2044	$478,709	$427,491
3.375% due 05/15/2044	712,349	663,097
3.625% due 08/15/2043	680,378	660,977
3.625% due 02/15/2044	494,809	479,056
3.750% due 11/15/2043 (q)	355,213	351,154
6.250% due 05/15/2030 (q)	845	988

U.S. Treasury Inflation Protected Securities (h)
0.125% due 07/15/2024 (q)	1,197,322	1,174,087
0.125% due 10/15/2024 (o)	938,051	916,314
0.125% due 07/15/2030 (o)	1,401,628	1,304,975
0.125% due 01/15/2031 (o)	22,530	20,837
0.125% due 07/15/2031 (o)	81,600	75,208
0.250% due 01/15/2025 (o)	872	851
0.250% due 07/15/2029 (o)	1,465,312	1,389,159
0.250% due 02/15/2050 (o)	191,131	138,873
0.375% due 07/15/2023 (q)	1,122,443	1,125,764
0.375% due 01/15/2027 (o)	21,693	20,913
0.500% due 04/15/2024 (o)	1,083,130	1,065,765
0.500% due 01/15/2028 (o)	5,684	5,488
0.625% due 01/15/2024 (o)	1,826,203	1,810,816
0.625% due 07/15/2032	1,034,607	989,039
0.625% due 02/15/2043	31,131	26,316
0.750% due 07/15/2028 (o)	323,291	317,150
0.750% due 02/15/2042 (o)	247,169	216,128
0.750% due 02/15/2045	165,102	140,813
0.875% due 02/15/2047	200,068	173,458
1.000% due 02/15/2046 (o)	157,667	141,200
1.000% due 02/15/2048 (o)	230,186	205,311
1.000% due 02/15/2049 (o)	577,770	514,664
1.375% due 02/15/2044 (o)	125,358	121,582
2.125% due 02/15/2040	70,190	77,577
2.125% due 02/15/2041	17,626	19,480
2.500% due 01/15/2029 (o)	24,985	26,763

U.S. Treasury Notes
1.500% due 08/15/2026 (q)	1,100	1,022

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 02/15/2026 (q)	$420	$395
2.000% due 11/15/2026	200	188
2.250% due 11/15/2024 (q)	965	935
2.375% due 03/31/2029 (q)	1,357,400	1,267,605
2.625% due 02/15/2029 (q)	560	531
2.750% due 02/28/2025	400	390
2.750% due 08/15/2032	1,743,600	1,641,300
2.875% due 05/15/2032	407,480	387,870

Total U.S. Treasury Obligations (Cost $22,394,799)		20,170,796

NON-AGENCY MORTGAGE-BACKED SECURITIES 34.4%

20 Times Square Trust
3.100% due 05/15/2035 ~	138,409	122,842

Adjustable Rate Mortgage Trust
3.293% due 01/25/2036 ^~	47	42
3.359% due 09/25/2035 ^~	422	352
3.612% due 11/25/2035 ^~	302	230
3.923% due 01/25/2036 ^~	3,908	2,994
3.936% due 11/25/2035 ^~	46	37
4.037% due 05/25/2035 ~	2,398	2,183
4.048% due 02/25/2036 ^~	1,363	935
4.115% due 03/25/2036 ~	10,299	3,600
4.178% due 01/25/2036 ^~	529	464
4.200% due 08/25/2036 ~	3,204	476
4.642% due 07/25/2035 ~	908	800
5.205% due 08/25/2036 •	119	54
5.265% due 06/25/2037 •	270	317
5.345% due 03/25/2036 •	729	207
5.365% due 01/25/2036 •	3,694	3,206
5.385% due 11/25/2035 •	2,593	2,331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.385% due 01/25/2036 •		$417	$370
5.995% due 01/25/2035 •		1,731	1,486
5.995% due 01/25/2035 ^•		3,004	2,405

American General Mortgage Loan Trust
0.000% due 09/25/2048 (g)		152,383	130,423

American Home Mortgage Assets Trust
0.000% due 03/25/2058 (g)		90,537	77,465
3.838% due 02/25/2047 •		25,199	10,120
4.058% due 11/25/2046 •		137,773	41,363
5.035% due 05/25/2046 ^•		6,238	4,988
5.035% due 12/25/2046 ^~		24,877	20,072
5.055% due 10/25/2046 •		171	92
5.225% due 09/25/2046 ^•		10,228	8,386
5.225% due 06/25/2047 ^•		77	65
6.750% due 06/25/2037 ^þ		11,580	9,974

American Home Mortgage Investment Trust
3.950% due 10/25/2034 •		1,298	1,249
5.125% due 03/25/2046 •		7,493	6,209
5.165% due 06/25/2046 •		11,161	2,611
5.245% due 03/25/2046 •		5,911	4,828
5.445% due 11/25/2045 •		163	114
5.908% due 09/25/2035 þ		21,129	11,795
6.902% due 09/25/2035 •		30,998	13,538
7.021% due 12/25/2035 •		258	91
7.021% due 11/25/2045 ^•		20,670	9,457

Angel Oak Mortgage Trust
2.387% due 07/25/2066 ~		3,345	2,098

Atlas Funding PLC
4.835% due 07/25/2058 •	GBP	4,787	5,907

Avon Finance PLC
0.000% due 11/28/2049 (b)(g)		27,160	30,974
0.000% due 11/28/2049 (g)		1,900	69,252
5.071% due 09/20/2048 •		67,982	83,736
5.515% due 11/28/2049 •		405,018	499,164
5.671% due 09/20/2048 •		11,604	14,146
6.171% due 09/20/2048 •		11,605	14,144
6.215% due 11/28/2049 •		66,994	81,951
6.671% due 09/20/2048 •		8,778	10,697
6.765% due 11/28/2049 •		28,517	34,881
7.615% due 11/28/2049 •		17,653	21,620
8.115% due 11/28/2049 •		22,179	27,102
8.615% due 11/28/2049 •		23,990	29,271

BAMLL Commercial Mortgage Securities Trust
0.945% due 07/07/2043 ~(a)		$2,631	69
3.418% due 07/07/2043		1,296	1,261

Banc of America Alternative Loan Trust
5.245% due 06/25/2046 ^•		27	21

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.245% due 06/25/2046 •	$1,768	$1,421
5.500% due 10/25/2033	2,689	2,598
5.500% due 12/25/2035 ^	56	50
6.000% due 07/25/2034	10,593	10,186
6.000% due 03/25/2036 ^	1,699	1,527
6.000% due 06/25/2046 ^	113	99
6.000% due 07/25/2046 ^	208	173

Banc of America Funding Trust
3.000% due 12/20/2034 ~	212	148
3.025% due 05/20/2034 ~	385	339
3.409% due 04/20/2035 ~	124	108
3.612% due 03/20/2036 ~	251	204
3.681% due 03/20/2036 ~	33	26
3.687% due 09/20/2046 ^~	675	573
3.785% due 05/26/2037 ~	34,676	25,335
3.796% due 05/25/2035 ~	11	10
3.832% due 06/20/2047 ~	1,610	1,345
3.848% due 11/20/2035 ~	1,310	1,071
3.872% due 09/20/2035 ^~	137	109
3.921% due 10/26/2037 ~	5,080	4,483
3.928% due 10/20/2046 ^~	181	147
3.945% due 05/20/2036 ^~	80	69
4.052% due 09/20/2035 ~	6	5
4.061% due 11/20/2035 ~	1,972	1,614
4.100% due 09/25/2048 ~	13,117	11,899
4.330% due 07/20/2036 ~	2,248	2,041
4.412% due 01/20/2047 ^~	65	58
4.568% due 06/20/2035 ^•	365	258
4.689% due 10/20/2035 ~	2,290	2,027
5.081% due 02/20/2047 •	2,854	2,384
5.125% due 07/25/2037 •	9,959	9,105
5.135% due 07/25/2037 •	8,501	7,779
5.141% due 07/20/2036 •	12,377	11,832
5.211% due 05/20/2035 •	5,000	4,564
5.321% due 05/20/2036 •	68,994	21,213
5.345% due 07/25/2036 ^•	21	14
5.381% due 09/20/2035 ^•	3,364	2,351
5.500% due 09/25/2034	13	12
5.500% due 03/25/2036 ^	44	37
5.645% due 05/25/2037 ^•	982	841
5.811% due 04/20/2035 ~	9,437	8,039
6.000% due 09/25/2036 ^	1,124	948
6.000% due 08/25/2037 ^	2,693	2,114
6.388% due 04/25/2037 ^þ	221	192

Banc of America Mortgage Trust
3.042% due 05/25/2034 ~	121	111
3.235% due 05/25/2035 ^~	1,777	1,532
3.256% due 04/25/2035 ^~	136	127
3.311% due 06/25/2035 ~	83	69
3.372% due 05/25/2033 ~	1	1
3.684% due 07/25/2034 ~	8	7
3.841% due 11/25/2035 ^~	83	72
3.843% due 10/25/2035 ^~	11	10
3.901% due 02/25/2035 ~	93	87
3.903% due 02/25/2036 ^~	1,143	1,008
3.933% due 07/25/2035 ^~	229	205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.933% due 07/25/2035 ~	$406	$363
3.995% due 11/20/2046 ^~	13	12
4.005% due 01/25/2036 ^~	65	57
4.013% due 09/25/2035 ^~	265	224
4.022% due 08/25/2035 ^~	1,299	1,218
4.038% due 09/25/2033 ~	1,064	971
4.122% due 12/25/2033 ~	54	52
4.127% due 01/25/2035 ~	5,187	4,874
4.132% due 12/25/2033 ~	24	23
4.252% due 01/25/2034 ~	84	80
4.293% due 04/25/2033 ~	35	32
4.330% due 09/25/2035 ~	4	4
4.437% due 02/25/2035 ~	102	93
4.768% due 03/25/2033 ~	68	61
5.495% due 11/25/2035 ^~	67	59
5.500% due 09/25/2035	428	372
5.500% due 09/25/2035 ^	86	74
5.750% due 07/20/2032 ~	3	2
6.000% due 09/25/2037 ^	93	81
6.000% due 07/25/2046 ~	2,052	1,788

BANK
0.314% due 02/15/2061 ~(a)	215,517	3,247

Bayview Commercial Asset Trust
5.265% due 01/25/2037 ~	37	34

BCAP LLC Trust
1.121% due 11/26/2036 •	5,235	1,679
1.798% due 06/28/2023	82	45
2.981% due 11/27/2047 ~	25,409	19,296
3.263% due 06/26/2037 ~	6,285	5,396
3.263% due 06/27/2037 ~	5,324	4,463
3.264% due 06/26/2037 ~	948	791
3.321% due 10/26/2035 ~	1,928	1,338
3.374% due 09/27/2037 •	5,178	4,797
3.620% due 05/26/2047 ~	3,972	3,224
3.688% due 12/20/2035 ~	11,269	5,874
3.748% due 02/26/2036 ~	1,590	1,329
3.912% due 11/26/2035 ~	182	175
4.005% due 01/26/2036 ~	977	737
4.138% due 05/26/2037 •	2,861	2,633
4.160% due 02/26/2036 ~	14	12
4.746% due 10/26/2035 ~	3,124	3,102
4.772% due 08/26/2036 ~	10,760	8,805
4.977% due 03/26/2035 ~	740	699
5.185% due 01/25/2037 ^•	296	264
5.194% due 07/26/2036 ~	277	229
5.250% due 02/26/2036 ~	676	306
5.250% due 04/26/2037	1,187	705
5.257% due 05/26/2037 ~	8,731	5,959
5.285% due 05/25/2047 ^•	3,134	2,903
5.750% due 04/25/2037	5,143	2,576
6.000% due 07/26/2036 ~	7,976	5,001
6.000% due 08/26/2037 ~	6,886	6,493
6.250% due 12/26/2036 ~	6,208	5,368
7.640% due 04/26/2037 ~	4,508	2,376

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
3.362% due 07/25/2036 ^~	$1,721	$1,420
3.369% due 07/25/2034 ~	104	95
3.554% due 08/25/2047 ^~	1,041	861
3.573% due 09/25/2034 ~	998	909
3.620% due 05/25/2047 ^~	2,253	1,969
3.696% due 06/25/2047 ^~	5,054	4,461
3.721% due 02/25/2035 ~	633	581
3.725% due 11/25/2034 ~	2	2
3.763% due 08/25/2035 ~	1,693	1,659
3.768% due 04/25/2034 ~	517	465
3.768% due 08/25/2047 ^~	1,688	1,497
3.909% due 01/25/2035 ~	325	294
3.938% due 08/25/2035 ^~	962	773
3.957% due 01/25/2035 ~	92	81
3.991% due 08/25/2035 ^~	249	226
4.030% due 04/25/2034 ~	282	260
4.083% due 05/25/2034 ~	17	15
4.147% due 03/25/2035 ~	494	437
4.175% due 05/25/2037 ~	3,469	2,783
4.191% due 11/25/2034 ~	304	268
4.236% due 10/25/2033 ~	121	110
4.250% due 07/25/2034 ~	19	18
4.281% due 02/25/2036 ^~	1,541	1,270
4.338% due 01/25/2035 ~	20	18
4.340% due 02/25/2033 ~	1	1
4.415% due 02/25/2036 ^~	14	10
4.594% due 02/25/2036 ^~	320	280
4.669% due 11/25/2034 ~	10	9
4.789% due 08/25/2035 ~	136	119
6.593% due 02/25/2036 ^~	58	54
6.687% due 12/25/2046 •	1,641	1,357
6.800% due 02/25/2036 •	33	31
7.441% due 08/25/2035 ^•	4,906	3,569

Bear Stearns ALT-A Trust
1.625% due 01/25/2034 ~	38	28
3.139% due 04/25/2035 ~	313	252
3.247% due 05/25/2035 ~	773	688
3.528% due 05/25/2036 ~	11,483	6,645
3.573% due 04/25/2035 ~	462	412
3.575% due 05/25/2036 ~	12,229	9,394
3.588% due 09/25/2035 ^~	838	357
3.613% due 11/25/2035 ^~	6,593	4,330
3.672% due 09/25/2047 ^~	19,404	9,902
3.679% due 01/25/2035 ~	258	199
3.690% due 08/25/2036 ^~	240	163
3.720% due 04/25/2035 ~	386	376
3.722% due 11/25/2036 ~	4,599	2,566
3.760% due 02/25/2036 ^~	5,983	4,671
3.764% due 05/25/2036 ^~	6,775	3,854
3.768% due 02/25/2036 ^~	1,204	826
3.781% due 06/25/2034 ~	300	265
3.781% due 05/25/2036 ^~	17	12
3.834% due 02/25/2034 ~	47	41
3.841% due 08/25/2036 ^~	2,854	1,453
3.852% due 07/25/2035 ~	20,504	14,191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.856% due 01/25/2047 ~	$1,639	$772
3.869% due 08/25/2034 ~	718	672
3.869% due 02/25/2036 ^~	688	585
3.895% due 11/25/2035 ^~	9,879	7,791
3.907% due 09/25/2035 ^~	4,739	2,689
3.907% due 01/25/2036 ~	18,249	16,858
3.942% due 05/25/2035 ~	153	141
3.964% due 09/25/2035 ^~	3,877	2,378
4.045% due 01/25/2035 ~	48	42
4.077% due 10/25/2035 ^~	13,260	10,976
4.125% due 09/25/2034 ~	82	77
4.145% due 03/25/2036 ^~	7,500	5,693
4.438% due 04/25/2035 ~	168	161
4.531% due 07/25/2035 ^~	8,532	6,115
4.601% due 01/25/2036 ^~	4,124	3,822
5.165% due 02/25/2034 •	32	28
5.165% due 08/25/2036 ~	10,508	8,668
5.165% due 11/25/2036 ^~	4,536	3,588
5.165% due 06/25/2046 ^•	7,523	6,197
5.285% due 04/25/2036 ^•	3,384	4,235
5.322% due 09/25/2034 ~	22	20
5.325% due 02/25/2036 •	2,030	1,971
5.485% due 04/25/2034 •	80	75
5.520% due 04/25/2035 •	5,537	5,444
5.700% due 06/25/2034 •	1,747	1,723
5.775% due 11/25/2034 •	6,681	5,608
6.495% due 09/25/2034 •	6,446	5,888
6.570% due 07/25/2034 •	4,507	4,418

Bear Stearns Asset-Backed Securities Trust
5.125% due 03/25/2034 þ	1,654	1,702
5.145% due 02/25/2037 •	10,472	7,919
5.305% due 04/25/2036 •	5,597	5,493
5.500% due 01/25/2034 þ	4,069	3,463
5.500% due 06/25/2034 þ	168	163
5.500% due 08/25/2035 ~	3,509	2,358
5.750% due 10/25/2033 þ	90	92
5.750% due 01/25/2034 þ	3,534	3,007
5.945% due 10/25/2033 •	40	40
6.000% due 10/25/2035 þ	4,868	3,297
6.025% due 01/25/2034 •	2,513	2,068
6.750% due 12/25/2036 þ	3,009	2,955

Bear Stearns Mortgage Funding Trust
5.015% due 03/25/2037 ~	37,729	33,861
5.025% due 06/25/2037 •	8,111	7,024
5.045% due 09/25/2046 •	16,780	13,871
5.055% due 06/25/2037 •	40,778	36,307
5.245% due 11/25/2036 ^~	14,052	11,964
5.265% due 12/25/2036 •	5,012	4,403
5.285% due 08/25/2036 •	8,232	6,982

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	120	91
3.947% due 01/26/2036 ^~	5,717	4,453
7.000% due 07/25/2037 ~	29,892	10,810

BellaVista Mortgage Trust
5.261% due 05/20/2045 •	117	75

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Benchmark Mortgage Trust
0.603% due 07/15/2053 ~(a)		$68,256	$2,310
1.451% due 12/17/2053 ~(a)		218,075	16,806
1.788% due 07/15/2053 ~(a)		103,871	7,964

BXP Trust
3.379% due 06/13/2039		28,700	26,326

CFCRE Commercial Mortgage Trust
1.091% due 11/10/2049 ~(a)		148,914	4,456

Chase Mortgage Finance Trust
3.705% due 09/25/2036 ^~		9	8
3.814% due 01/25/2036 ^~		313	262
3.849% due 03/25/2037 ^~		2,752	2,439
3.861% due 12/25/2035 ^~		118	106
3.914% due 12/25/2037 ^~		308	257
3.938% due 06/25/2035 ~		24	22
3.960% due 02/25/2037 ~		21	20
4.137% due 06/25/2035 ~		2	2
5.500% due 11/25/2035		667	506
6.000% due 10/25/2036 ^		460	193
6.000% due 11/25/2036		1,712	795
6.000% due 12/25/2036		106	52
6.000% due 02/25/2037 ^		1,299	535
6.000% due 03/25/2037 ^		714	390
6.000% due 05/25/2037 ^		11,453	5,612
6.250% due 10/25/2036 ^		4,288	1,918

ChaseFlex Trust
4.422% due 09/25/2036 ~		4,189	3,751
4.460% due 06/25/2036 ^~		10,021	8,652
5.145% due 07/25/2037 •		9,238	7,608
5.405% due 05/25/2037 •		12,166	11,556

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.122% due 08/25/2037 ^þ		679	584
4.416% due 08/25/2037 •		6,449	5,458
5.525% due 08/25/2037 •		4,467	3,984

Chester A PLC
0.000% due 03/17/2046 (g)	GBP	116,570	123,543
0.000% due 05/20/2046		9	55,357
4.964% due 03/17/2046 •		477,569	590,968
5.414% due 03/17/2046 ~		125,536	153,880
5.914% due 03/17/2046 •		116,569	141,621
6.414% due 03/17/2046 ~		71,735	86,243
7.164% due 03/17/2046 •		35,868	42,285

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.025% due 05/25/2036 •	$135	$113
5.075% due 05/25/2036 ~	262	220
5.125% due 01/25/2035 •	147	135
5.145% due 08/25/2035 •	267	238

Citicorp Mortgage Securities Trust
5.750% due 06/25/2036	88	77
6.000% due 08/25/2036	2,427	2,195

Citigroup Commercial Mortgage Trust
1.380% due 10/10/2049 ~(a)	276,588	10,198
3.349% due 02/10/2049	40,000	37,878

Citigroup Mortgage Loan Trust
0.000% due 09/25/2037 ^~	826	117
0.000% due 09/25/2060 ~	109,585	81,769
0.000% due 09/25/2060 ~(a)	769,045	22,606
0.000% due 10/25/2060 ~	60,544	32,340
0.000% due 10/25/2060 ~(a)	992,954	25,167
0.000% due 05/01/2061 ~	37,447	19,552
0.000% due 05/01/2061 ~(a)	1,072,313	30,533
0.000% due 08/01/2061 ~	23,354	13,778
0.000% due 08/01/2061 ~(a)	1,218,133	80,074
0.000% due 12/25/2061 ~	436,228	358,029
0.000% due 02/01/2062 ~	840,164	717,227
0.000% due 03/01/2062 ~	897,055	754,056
0.000% due 07/25/2062 ~	1,247,959	1,072,748
0.000% due 09/25/2064 ~	54	54
0.000% due 03/01/2065 ~	28,108	12,135
0.000% due 03/01/2065 ~(a)	1,983,022	29,407
0.000% due 03/01/2070 ~	19,292	12,688
0.000% due 03/01/2070 ~(a)	307,549	10,497
0.000% due 09/25/2076 ~	298,453	245,143
0.000% due 01/25/2082 (a)	480	479
0.110% due 10/25/2060 ~(a)	882,088	3,512
0.150% due 09/25/2060 ~(a)	697,757	4,146
0.150% due 05/01/2061 ~(a)	964,087	6,208
0.150% due 03/01/2070 ~(a)	285,706	1,683
0.151% due 03/01/2065 ~(a)	1,534,778	11,303
0.170% due 08/01/2061 ~(a)	1,111,302	5,591
1.500% due 10/25/2060 ~	635,584	548,423

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 03/01/2065 ~	$1,480,451	$1,206,340
1.500% due 03/01/2070 ~	180,402	161,888
1.750% due 09/25/2060 ~	389,031	349,203
2.000% due 09/25/2060 ~	65,780	54,005
2.000% due 08/01/2061 ~	900,907	793,656
2.125% due 05/01/2061 ~	790,303	684,317
2.250% due 03/01/2065 ~	135,165	94,544
2.500% due 10/25/2060 ~	69,657	55,342
2.500% due 05/01/2061 ~	68,073	49,022
2.625% due 08/01/2061 ~	84,146	64,864
2.750% due 09/25/2060	57,244	47,113
2.750% due 03/01/2065 ~	101,375	72,697
2.750% due 03/01/2070 ~	23,221	20,007
2.857% due 10/25/2035 ^~	1,566	759
2.875% due 05/01/2061 ~	55,309	39,917
2.875% due 08/01/2061 ~	58,828	45,311
3.000% due 10/25/2060 ~	68,367	55,231
3.000% due 03/01/2065 ~	80,097	55,924
3.000% due 03/01/2070 ~	26,154	22,224
3.123% due 09/25/2037 ~	618	597
3.125% due 05/01/2061 ~	44,369	30,712
3.250% due 09/25/2060	50,716	42,103
3.250% due 08/01/2061 ~	48,403	36,313
3.275% due 03/01/2065 ~	103,877	63,732
3.372% due 03/25/2052 ~	420,685	352,713
3.410% due 12/25/2035 ^~	209	124
3.488% due 10/25/2046 ^~	1,464	1,275
3.500% due 10/25/2060 ~	52,242	42,226
3.500% due 05/01/2061 ~	30,998	19,476
3.500% due 03/01/2070 ~	20,531	17,367
3.533% due 06/25/2036 ~	593	540
3.558% due 06/25/2036 ^~	1,691	1,501
3.641% due 03/25/2037 ~	2,847	2,092
3.747% due 04/25/2035 ~	1,050	962
3.750% due 08/01/2061 ~	35,744	27,666
3.788% due 05/01/2061 ~	23,096	15,492
3.795% due 11/25/2036 ^~	5	6
3.857% due 03/25/2037 ^~	867	730
3.890% due 09/25/2037 ~	4,671	4,027
3.893% due 10/25/2060 ~	66,433	49,214
3.906% due 08/25/2035 ~	206	197
3.935% due 12/25/2035 ~	5,917	5,141
3.950% due 05/25/2035 •	13	12
3.960% due 07/25/2036 ~	168	157
3.970% due 07/25/2036 ^~	1,048	953
4.014% due 03/25/2036 ^~	1,054	974
4.025% due 09/25/2060 ~	66,282	53,125
4.044% due 03/25/2035 ~	8,164	7,710

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.099% due 11/25/2036 ^~	$3,167	$2,640
4.121% due 10/25/2035 ^~	16	13
4.145% due 01/25/2082 ~	251,403	221,676
4.204% due 03/01/2070 ~	21,753	18,304
4.236% due 08/01/2061 ~	28,297	20,083
4.245% due 11/25/2036 ^~	1,518	1,330
4.322% due 03/25/2034 ~	250	229
4.383% due 09/25/2064 ~	98,737	77,818
4.404% due 05/25/2035 ~	160	148
4.523% due 11/25/2036 ~	3,710	2,626
4.646% due 08/25/2036 •	29,943	12,409
4.915% due 01/25/2037 •	163	147
4.975% due 06/25/2036 •	348	326
5.018% due 05/20/2047 •	7,966	6,571
5.250% due 03/25/2037 ^	2,036	1,536
5.345% due 09/25/2036 •	467	433
5.412% due 08/25/2035 •	4,209	4,018
5.750% due 04/25/2047 ^	3,898	2,200
5.795% due 09/25/2037 •	1,936	1,580
6.000% due 05/25/2035	1,903	1,904
6.000% due 05/25/2037	2,594	2,068
6.000% due 08/25/2037 ~	11,491	6,411
6.250% due 11/25/2037 ~	1,941	943
6.380% due 03/25/2036 ^•	152	136
6.498% due 08/25/2035 ~	11	10
6.500% due 10/25/2036 ~	5,616	3,234

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.621% due 09/25/2035 ^~	245	173

CitiMortgage Alternative Loan Trust
0.605% due 02/25/2037 ^~(a)	1,536	104
5.395% due 01/25/2037 •	8,174	6,693
5.750% due 12/25/2036 ^	265	227
5.750% due 03/25/2037 ^	441	401
5.750% due 04/25/2037	3,538	3,213
6.000% due 07/25/2036 ^	253	227
6.000% due 09/25/2036	2,589	2,325
6.000% due 11/25/2036	6,227	5,608
6.000% due 05/25/2037	8,420	7,691
6.000% due 06/25/2037 ^	3,047	2,646
6.000% due 10/25/2037 ^	1,668	1,475

CNL Commercial Mortgage Loan Trust
5.184% due 05/15/2031 ~	189	182

Colony Mortgage Capital Ltd.
6.617% due 11/15/2038 •	15,102	13,937

Commercial Mortgage Trust
0.177% due 04/10/2047 ~(a)	58,814	82
1.087% due 08/10/2047 ~(a)	191,594	1,672
1.307% due 10/10/2049 ~(a)	194,356	6,558
3.140% due 10/10/2036	13,000	11,566
3.546% due 06/10/2047	8,178	7,961
3.550% due 02/10/2049	12,058	11,680
3.955% due 02/10/2047	3,400	3,352
4.228% due 05/10/2051	1,400	1,334

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Resecuritization Trust
4.053% due 08/25/2037 ^~	$821	$411
6.000% due 05/25/2036 ^	55	34
6.000% due 08/25/2037 ^~	1,137	594

Countrywide Alternative Loan Trust
0.105% due 11/25/2035 •(a)	2,575	143
0.255% due 11/25/2035 ^•(a)	2,563	183
0.405% due 08/25/2036 ^•(a)	8,001	729
3.046% due 06/25/2037 ~	67	49
3.151% due 05/25/2035 ^~	1,907	1,316
3.557% due 08/25/2036 ~	364	331
3.615% due 08/25/2034 ^~	2,393	2,197
3.638% due 03/25/2047 ^•	2,856	2,420
3.669% due 06/25/2037 ^~	2,404	2,059
3.673% due 12/25/2035 ~	76	66
3.733% due 12/25/2034 ~	5,182	5,178
3.848% due 11/25/2035 ^~	220	186
3.939% due 12/25/2035 ^~	51	45
3.973% due 02/25/2037 ^~	562	467
3.982% due 03/25/2047 ~	3,040	2,552
4.045% due 11/25/2035 •	25	33
4.138% due 12/25/2035 •	7,640	6,279
4.448% due 07/20/2035 ^•	2,089	1,771
4.538% due 08/25/2035 •	118	107
4.698% due 08/25/2035 •	3,411	2,967
4.783% due 06/25/2035 •	220	187
4.821% due 10/25/2034 •	5,069	5,019
4.941% due 02/20/2047 ^•	14,011	10,488
4.951% due 03/20/2047 •	17,504	14,260
4.956% due 12/20/2046 ^•	33,034	26,340
4.961% due 07/20/2046 ^•	5,347	4,083
4.971% due 09/20/2046 •	2,622	2,192
4.971% due 02/20/2047 ~	2,684	2,033
5.000% due 08/25/2035 ^	2,769	1,980
5.012% due 09/25/2034 •	165	152
5.055% due 04/25/2047 ~	14,201	10,744
5.085% due 06/25/2036 •	806	710
5.115% due 04/25/2047 •	10,544	6,953
5.125% due 06/25/2037 •	14,656	12,641
5.135% due 06/25/2047 •	11,183	8,456
5.165% due 06/25/2036 •	10,928	8,503
5.165% due 11/25/2036 ~	9,594	8,762
5.165% due 01/25/2037 •	21,363	17,617
5.165% due 07/25/2046 •	5,819	5,239
5.165% due 09/25/2047 •	15,454	13,085
5.181% due 03/20/2046 •	4,079	3,153
5.181% due 05/20/2046 ^•	19,969	16,284
5.188% due 10/20/2035 ~	14,849	10,400
5.205% due 11/25/2036 •	3,939	4,312
5.205% due 05/25/2047 ~	5,524	4,584
5.208% due 10/20/2035 •	6,259	5,283
5.215% due 02/25/2037 ^•	311	96
5.225% due 09/25/2046 ^•	18,378	16,467
5.225% due 10/25/2046 •	2,269	1,987
5.245% due 02/25/2036 •	1,380	1,142

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.245% due 06/25/2036 ^•	$64	$29
5.265% due 05/25/2035 •	3,685	3,223
5.265% due 07/25/2046 •	12,797	10,901
5.285% due 05/25/2035 •	1,769	1,580
5.285% due 09/25/2047 •	12,880	10,718
5.325% due 01/25/2037 •	30,427	24,114
5.345% due 12/25/2035 •	27,156	17,172
5.345% due 12/25/2035 ^•	1,566	761
5.345% due 04/25/2036 ~	6,042	2,344
5.365% due 07/25/2035 •	1,546	1,299
5.365% due 08/25/2035 •	6,569	4,667
5.385% due 02/25/2036 •	885	675
5.385% due 07/25/2036 •	1,824	1,504
5.395% due 11/25/2035 ~	2,575	1,226
5.405% due 08/25/2035 •	1,428	1,224
5.405% due 12/25/2035 •	315	273
5.405% due 02/25/2037 •	11,338	9,199
5.405% due 10/25/2046 •	2,297	2,022
5.405% due 08/25/2047 ^•	1,900	1,499
5.418% due 11/20/2035 •	5,340	4,485
5.425% due 02/25/2036 ^•	5,814	4,998
5.425% due 05/25/2036 •	3,826	3,104
5.438% due 11/20/2035 •	19,672	17,529
5.445% due 12/25/2035 ~	15,047	10,967
5.465% due 08/25/2035 ^•	606	513
5.465% due 10/25/2035 •	4	4
5.465% due 11/25/2035 •	2,903	2,510
5.500% due 01/25/2035	17,075	16,791
5.500% due 03/25/2035	2,201	1,934
5.500% due 05/25/2035	11,943	9,853
5.500% due 06/25/2035 ^	127	100
5.500% due 07/25/2035 ^	43	33
5.500% due 08/25/2035	3,226	2,791
5.500% due 09/25/2035 ^	23,989	18,053
5.500% due 11/25/2035 ^	6,623	5,044
5.500% due 12/25/2035 ^	2,579	1,393
5.500% due 01/25/2036 ^•	1,507	1,403
5.500% due 01/25/2036 ^	4,991	3,854
5.500% due 01/25/2036 •	3,820	2,403
5.500% due 01/25/2036	143	88
5.500% due 02/25/2036 ^	583	355
5.500% due 02/25/2036	29,477	19,035
5.505% due 09/25/2035 •	1,463	1,092
5.505% due 10/25/2035 ~	1,304	901
5.545% due 09/25/2035 •	6,110	5,262
5.545% due 12/25/2035 ^•	13,019	10,587
5.645% due 08/25/2035 ~	1,128	611
5.750% due 05/25/2036	254	101
5.750% due 08/25/2036 ^	3,709	2,112
5.750% due 03/25/2037	3,684	2,131
5.750% due 06/25/2037	3,002	1,437
5.750% due 07/25/2037 ^	838	528
5.750% due 04/25/2047 ^	2,087	1,207
5.845% due 08/25/2035 ^•	3,938	2,124
6.000% due 11/25/2034	6,541	6,519
6.000% due 02/25/2035	18,959	15,228

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2036 ^	$29	$18
6.000% due 02/25/2036	30,574	18,928
6.000% due 03/25/2036 ^	9,164	4,319
6.000% due 04/25/2036 ^	10,753	5,302
6.000% due 04/25/2036	1,898	1,038
6.000% due 05/25/2036 ^	7,069	3,831
6.000% due 05/25/2036	3,183	1,873
6.000% due 06/25/2036	7,586	4,345
6.000% due 07/25/2036	7,976	4,958
6.000% due 08/25/2036 ^	3,928	2,431
6.000% due 01/25/2037 ^	949	773
6.000% due 02/25/2037 ^	3,287	1,245
6.000% due 03/25/2037 ^	2,353	957
6.000% due 04/25/2037 ^	7,671	3,859
6.000% due 05/25/2037 ^	11,368	5,654
6.000% due 06/25/2037 ^	503	251
6.000% due 08/25/2037 ^•	5,268	2,808
6.250% due 11/25/2036	4,286	2,125
6.250% due 12/25/2036 ^	3,125	1,450
6.250% due 11/25/2046 ^	1,987	1,017
6.385% due 11/25/2035 •	3,151	2,482
6.420% due 02/25/2035 •	1,957	1,930
6.495% due 08/25/2034 •	3,862	3,715
6.495% due 10/25/2034 •	3,567	3,431
6.500% due 05/25/2036 ^	2,571	1,362
6.500% due 06/25/2036 ^	843	428
6.500% due 08/25/2036 ^	2,450	870
6.500% due 09/25/2036	1,311	759
6.500% due 09/25/2036 ^	4,063	2,323
6.500% due 12/25/2036 ^	2,519	1,212
6.500% due 08/25/2037 ^	9,638	4,278
6.500% due 09/25/2037 ^	18,379	7,837
6.500% due 11/25/2037 ^	7,825	3,987
7.000% due 08/25/2034 ^	169	157
7.000% due 09/25/2036	26,568	6,851
7.250% due 08/25/2032	65	64
7.500% due 12/25/2034 ^	104	14

Countrywide Asset-Backed Certificates
5.345% due 03/25/2036 •	3,538	3,518
5.525% due 03/25/2036 •	12,121	9,717

Countrywide Asset-Backed Certificates Trust
5.325% due 04/25/2036 ^•	8,162	6,839

Countrywide Home Loan Mortgage Pass-Through Trust
2.774% due 02/25/2035 ~	4,692	3,690
3.028% due 09/25/2037 ^~	978	886
3.029% due 05/25/2047 ~	1,306	1,064
3.066% due 05/25/2034 ~	53	47
3.132% due 09/25/2034 ^~	17	14
3.170% due 03/25/2035 ^~	191	152
3.297% due 04/25/2035 ~	434	338
3.403% due 07/25/2034 ~	65	60
3.404% due 06/20/2036 ~	4,885	4,133
3.438% due 09/20/2035 ~	4,425	3,838
3.445% due 05/20/2036 ^~	14,426	12,851

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.447% due 08/20/2035 ^~	$4,906	$4,438
3.465% due 07/19/2033 ~	339	310
3.512% due 09/20/2036 ^~	713	603
3.521% due 02/25/2047 ^~	8,111	6,806
3.538% due 04/25/2047 ~	4,256	3,816
3.555% due 11/25/2037 ~	12,960	10,862
3.556% due 05/20/2036 ^~	1,295	1,123
3.626% due 05/20/2036 ^~	2,338	1,834
3.631% due 09/25/2047 ^~	821	699
3.646% due 06/25/2047 ^~	3,026	2,918
3.657% due 11/20/2035 ~	542	471
3.686% due 11/25/2037 ~	17,556	15,762
3.696% due 03/20/2036 ~	3,987	3,446
3.716% due 09/20/2035 ~	7,434	6,487
3.718% due 04/20/2036 ^~	223	195
3.741% due 10/25/2033 ~	31	28
3.752% due 04/25/2037 ^~	1,718	1,512
3.753% due 11/25/2037 ~	15,707	13,953
3.798% due 02/20/2035 ~	155	152
3.801% due 02/20/2036 ~	3,227	2,744
3.804% due 10/20/2035 ^~	264	251
3.804% due 10/20/2035 ~	1,108	1,052
3.805% due 03/25/2037 ^~	113	97
3.817% due 05/20/2036 ~	5,065	4,560
3.859% due 01/25/2036 ~	1,776	1,563
3.859% due 01/25/2036 ^~	556	489
3.928% due 05/19/2033 ~	92	78
3.955% due 10/20/2034 ~	2,339	2,132
3.981% due 12/19/2033 ~	6	5
3.990% due 05/20/2035 ~	547	500
3.996% due 11/20/2034 ~	135	125
4.021% due 04/25/2035 ^~	20	16
4.095% due 03/25/2035 ~	380	339
4.116% due 02/25/2034 ~	95	85
4.139% due 11/20/2035 ^~	1,138	913
4.152% due 09/20/2034 ~	93	80
4.168% due 02/25/2034 ~	8	7
4.214% due 11/20/2035 ~	16,421	13,260
4.221% due 05/20/2034 ~	37	34
4.305% due 12/25/2033 ~	32	29
5.115% due 04/25/2035 •	1,320	1,170
5.245% due 04/25/2046 •	305	276
5.250% due 12/25/2027 ^	410	264
5.250% due 07/25/2034	134	128
5.305% due 05/25/2035 •	237	190
5.345% due 05/25/2036 ^•	2,016	733
5.385% due 03/25/2035 •	293	252
5.425% due 04/25/2035 •	3,580	3,163
5.445% due 03/25/2035 •	1,129	775
5.445% due 05/25/2035 •	6,445	4,956
5.485% due 03/25/2035 •	11,587	9,593
5.500% due 04/25/2035	13	11
5.500% due 08/25/2035 ^	1,718	1,035
5.500% due 08/25/2035	214	122
5.500% due 09/25/2035 ^	1,237	813

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/25/2035	$76	$47
5.500% due 10/25/2035 ^	177	116
5.500% due 11/25/2035 ^	232	138
5.500% due 01/25/2036	711	458
5.505% due 02/25/2035 •	326	269
5.512% due 02/20/2036 ^•	434	362
5.525% due 02/25/2035 •	656	544
5.525% due 03/25/2036 •	6	3
5.545% due 02/25/2036 ^•	1	0
5.580% due 09/25/2034 ~	155	147
5.585% due 02/25/2035 •	5,679	4,704
5.605% due 09/25/2034 •	72	66
5.750% due 08/25/2034	150	141
5.750% due 02/25/2036 ^	458	231
5.750% due 02/25/2037 ^	198	98
5.750% due 03/25/2037 ^	2,007	994
5.750% due 05/25/2037 ^	323	167
5.750% due 07/25/2037 ^	1,857	942
5.850% due 05/25/2036 ^	2,288	1,119
5.910% due 02/20/2036 ^•	937	770
5.910% due 02/20/2036 ^~	16	13
6.000% due 12/25/2035 ^	14	9
6.000% due 02/25/2037 ^	5,962	2,828
6.000% due 03/25/2037 ^	3,538	1,793
6.000% due 04/25/2037 ^	261	139
6.000% due 05/25/2037 ^	2,952	1,424
6.000% due 07/25/2037	4,436	2,039
6.000% due 07/25/2037 ^	2,013	1,005
6.000% due 08/25/2037 ^	721	383
6.000% due 09/25/2037	2,067	1,157
6.000% due 10/25/2037 ^	82	63
6.000% due 01/25/2038 ^	8,052	3,919
6.250% due 09/25/2036 ^	2,049	847
6.250% due 10/25/2036 ^	102	54
6.500% due 11/25/2036 ^	8,224	3,175
6.500% due 05/25/2037 ^	203	104
6.500% due 10/25/2037 ^	15,000	6,804
6.500% due 11/25/2037 ^	3,307	1,287
6.500% due 12/25/2037	21,402	10,024
6.500% due 11/25/2047	12,624	6,806
6.537% due 02/20/2036 ^•	590	525
7.119% due 02/20/2036 ^•	4,321	3,529

Countrywide Home Loan Reperforming REMIC Trust
5.245% due 11/25/2034 •	5,026	4,591
5.245% due 09/25/2035 •	708	610
5.709% due 01/25/2034	15,620	13,926

Credit Suisse First Boston Mortgage Securities Corp.
3.521% due 06/25/2046 ~	250,035	229,922
4.322% due 04/25/2034 ~	2	2
4.932% due 11/25/2031 •	191	113
5.250% due 09/25/2035 ^	550	457
5.495% due 11/25/2031 •	448	263
5.495% due 09/25/2035 ^•	2,456	1,670
5.750% due 04/22/2033	10	9
5.995% due 11/25/2034 •	3,863	3,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2036 ^	$2,540	$1,604
6.500% due 01/25/2036	354	91
7.000% due 01/25/2036 ^	4,856	787

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~	16	15
4.053% due 10/25/2033 ~	12	11
5.500% due 10/25/2035 ^	134	77
5.500% due 10/25/2035	2,611	1,265
6.000% due 11/25/2035 ^	227	67

Credit Suisse Mortgage Capital Certificates
2.975% due 04/26/2038 ~	1,147	1,104
3.510% due 04/26/2047 ~	9,661	5,849
4.000% due 08/27/2037 ~	9,543	9,150
4.086% due 08/27/2037 ~	10,413	8,786
4.449% due 09/26/2036 ~	485	437
4.523% due 11/26/2036 ~	3,254	2,285
4.897% due 10/27/2036 •	1,591	1,187
5.015% due 04/27/2037 ~	9,368	4,819
5.057% due 05/27/2037 •	8,751	7,241
5.286% due 07/27/2037 •	817	738
5.561% due 04/25/2036 ~	5,615	4,314
6.000% due 04/26/2037 ~	1,889	1,841
6.147% due 02/27/2047 ~	91,072	38,903
7.000% due 08/26/2036	1,838	731

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 04/25/2037	251	209
5.345% due 07/25/2036 •	13,680	5,533
5.500% due 03/25/2037 ^	332	187
6.000% due 08/25/2036 ^	3,724	2,017
6.000% due 02/25/2037 ^	1,597	969
6.000% due 06/25/2037	2,109	333
6.250% due 08/25/2036 ^	667	287

Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2049 ~	37,299	31,534
0.000% due 12/25/2054 (g)	25	25
0.000% due 02/25/2056 (g)	232	230
0.000% due 07/25/2057 (g)	245	243
0.000% due 01/25/2058 (g)	194	193
0.000% due 04/25/2058 (a)	10	10
0.000% due 07/25/2058 (g)	670	636
0.000% due 01/27/2059 (g)	414	408
0.000% due 01/27/2059 (a)	768,870	0
0.000% due 04/25/2059 ~(a)	378,499	23
0.000% due 09/25/2059 ~	589	558
0.000% due 10/25/2060 (g)	639	635
0.000% due 10/27/2060 ~	8,741	7,196
0.000% due 02/25/2061 ~(a)	316,118	1,963
0.000% due 05/25/2061 (a)	264	263
0.000% due 11/25/2076 (g)	1,421	1,325
0.000% due 11/25/2076 (a)	890,372	0
0.388% due 02/25/2061 ~(a)	263,360	3,793
0.393% due 05/25/2061 ~(a)	480,957	6,984
1.000% due 02/25/2061 ~(a)	159,657	3,058

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 02/25/2061 ~	$159,657	$141,721
1.257% due 08/15/2037 ~(a)	142,323	3,526
1.480% due 05/25/2061 ~(a)	536,011	15,602
1.650% due 05/25/2061 ~	357,090	293,630
2.100% due 05/25/2061 ~	40,232	27,188
2.450% due 05/25/2061 ~	33,691	24,177
2.500% due 07/25/2057 ~	383,056	337,586
2.500% due 02/25/2061 ~	27,143	22,726
2.759% due 07/25/2057 ~	20,784	16,011
2.800% due 05/25/2061 ~	28,457	19,829
2.901% due 12/25/2048 ~	245,532	212,535
3.000% due 02/25/2061 ~	20,262	16,747
3.076% due 02/25/2056 ~	1,106,622	893,669
3.093% due 07/25/2057 ~	332,706	199,460
3.139% due 02/25/2061	13,327	11,254
3.250% due 01/27/2059 ~	408,015	382,826
3.250% due 04/25/2059 ~	189,898	180,205
3.259% due 07/25/2058 ~	2,643,150	2,085,470
3.343% due 02/25/2061 ~	108,000	63,268
3.349% due 10/25/2060 ~	1,440,758	1,176,372
3.424% due 09/25/2048 ~	111,291	95,271
3.431% due 10/27/2060 ~(a)	60,664	51,413
3.500% due 05/25/2061	22,569	19,724
3.500% due 11/25/2076 ~	449,817	427,565
3.543% due 05/25/2061 ~	76,541	38,048
3.595% due 01/25/2058 ~	170,094	140,561
3.644% due 06/25/2048 ~	690,635	580,210
3.657% due 07/25/2049	32,770	31,549
3.659% due 04/25/2059 ~	182,996	134,886
3.726% due 10/25/2058 ~	10,488	8,966
3.842% due 01/27/2059 ~	356,200	261,041
3.843% due 11/25/2076 ~	430,959	320,786
4.053% due 12/25/2054 ~	141,426	98,290
4.100% due 04/25/2058 ~	271,733	250,747
4.280% due 09/25/2057 ~	584,886	504,297
4.326% due 07/25/2050 ~	28,608	27,923
4.452% due 06/01/2050 ~	786,802	774,300
4.596% due 09/25/2057 ~	24,627	21,524
4.698% due 05/27/2053 ~	82,388	69,936
4.978% due 07/25/2049 ~	770,875	745,759
5.127% due 09/25/2059 ~	326,610	298,648
13.287% due 09/25/2059 ~	29,652	26,339

CRSNT Commercial Mortgage Trust
0.000% due 04/15/2036 ~(a)	175,301	0

CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057	356	346
3.617% due 11/15/2048	9,057	8,796

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cupressus Mortgages Holdco SARL
1.000% due 10/24/2050 «	GBP	2,000	$2,377

DBJPM Mortgage Trust
1.708% due 09/15/2053 ~(a)		$63,179	4,267

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.503% due 10/25/2035 ~		186	159
3.908% due 04/25/2047 ~		14,953	12,546
4.985% due 07/25/2047 ~		7,436	6,441
4.995% due 02/25/2047 ~		1,302	761
5.105% due 08/25/2047 •		32,543	27,744
5.145% due 12/25/2036 •		2,935	2,705
5.145% due 03/25/2037 ^•		15,680	14,433
5.165% due 03/25/2037 •		16,761	9,232
5.175% due 08/25/2037 ^•		6,839	5,738
5.225% due 08/25/2036 ~		2,509	2,261
5.225% due 10/25/2036 ^•		14,265	4,468
5.225% due 08/25/2047 •		10,290	8,722
5.245% due 02/25/2047 •		8,759	7,595
5.250% due 09/25/2035 ~		3,036	2,700
5.325% due 01/25/2047 •		2,186	1,813
5.405% due 08/25/2036 •		7,590	6,811
5.500% due 11/25/2035 ^~		35	50
5.500% due 12/25/2035 ^		1,478	1,280
5.545% due 06/25/2037 ^•		44,481	38,505
5.595% due 10/25/2047 •		27,845	21,767
6.195% due 11/25/2035 •		2,083	2,834

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.811% due 06/25/2036 ~		6,997	6,095
5.145% due 04/25/2037 •		13,116	9,067
5.431% due 02/25/2036 ~		2,000	1,856
5.530% due 02/25/2036 ~		3,437	3,189
5.650% due 10/25/2036 ~		9,690	8,651
5.900% due 10/25/2036 ~		4,167	3,713
6.369% due 10/25/2036 ^þ		669	595
6.386% due 10/25/2036 ^þ		106	94
6.420% due 07/25/2036 ^~		3,395	2,829
6.600% due 10/25/2036 þ		2,887	2,577

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.709% due 06/25/2034 ~		5	4

Downey Savings & Loan Association Mortgage Loan Trust
4.078% due 04/19/2046 •		3,813	3,253
4.515% due 07/19/2044 ~		8	7
4.540% due 07/19/2044 ~		264	234
4.901% due 03/19/2037 •		23,904	19,387
4.941% due 04/19/2047 ^•		72	73
5.181% due 03/19/2045 •		276	262
5.261% due 02/19/2045 •		661	649
5.421% due 09/19/2045 ~		1,301	803
5.541% due 11/19/2044 •		1,303	1,230
5.561% due 11/19/2044 •		40	37
5.581% due 09/19/2044 ~		2,404	2,111

Durham Mortgages
0.000% due 03/31/2054 «~	GBP	10	13,117

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 11/28/2054 «~	GBP	27,883	$27,624
0.000% due 11/28/2054 «(g)		9,973	10,032
4.765% due 11/28/2054 •		1,056,501	1,295,431
5.115% due 11/28/2054 •		66,488	80,950
5.465% due 11/28/2054 •		55,683	67,563
5.815% due 11/28/2054 •		49,866	59,861
6.515% due 11/28/2054 •		36,568	43,361
6.615% due 11/28/2054 •		12,063	14,859
6.765% due 11/28/2054 •		22,439	26,277

Durham Mortgages PLC
0.000% due 03/31/2053 ~		10	0
0.000% due 05/28/2054 (g)		17,086	17,947
0.000% due 05/28/2054 ~		31,919	33,911
4.915% due 05/28/2054 •		57,923	71,231
5.215% due 05/28/2054 •		75,940	92,983
5.615% due 05/28/2054 •		63,600	77,735
6.115% due 05/28/2054 •		48,412	58,834
6.615% due 05/28/2054 •		36,071	43,404
6.865% due 05/28/2054 ~		19,933	23,789

E-MAC NL BV
4.709% due 07/25/2036 •	EUR	238	253

EMF-UK PLC
5.251% due 03/13/2046 •	GBP	16,428	20,002

Eucalyptus Mortgages Ltd.
1.000% due 10/24/2050 «		324,135	359,908

Eurohome UK Mortgages PLC
4.410% due 06/15/2044 •		983	1,161

Eurosail PLC
3.108% due 03/13/2045 •	EUR	100	108
4.431% due 03/13/2045 •	GBP	294	361

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.511% due 03/13/2045 •	GBP	18,500	$22,121
4.671% due 09/13/2045 •		23,031	27,201
5.041% due 09/13/2045 •		25,513	29,636
5.221% due 06/13/2045 •		1,959	2,373
5.221% due 06/13/2045 ~		893	1,088

First Horizon Alternative Mortgage Securities Trust
0.705% due 04/25/2037 ^•(a)		$2,355	267
4.033% due 08/25/2035 ^~		569	481
4.135% due 12/25/2035 ~		1,113	872
4.147% due 01/25/2036 ^~		2,585	1,385
4.333% due 02/25/2036 ~		66	50
4.739% due 08/25/2034 ~		70	71
4.868% due 09/25/2036 ~		2,651	1,942
5.022% due 04/25/2035 ~		1,299	1,248
5.072% due 08/25/2035 ~		4	3
5.082% due 09/25/2035 ^~		713	606
5.215% due 02/25/2037 ~		162	52
5.280% due 02/25/2035 ~		422	384
5.280% due 04/25/2036 ^~		708	586
5.393% due 03/25/2035 ~		219	198
5.595% due 04/25/2036 ^•		1,355	504
5.750% due 02/25/2036 ^		2,421	1,184
6.000% due 11/25/2036		953	342
6.250% due 11/25/2036		1,837	675
6.250% due 08/25/2037 ^		84	38

First Horizon Mortgage Pass-Through Trust
3.673% due 05/25/2037 ^~		1,410	601
3.842% due 11/25/2037 ^~		28	14
3.875% due 08/25/2035 ~		38	26
3.978% due 10/25/2035 ^~		475	441
4.186% due 01/25/2037 ^~		387	241
4.625% due 10/25/2035 ~		99	51
5.750% due 05/25/2037 ^		149	68

Fremont Home Loan Trust
5.670% due 01/25/2034 •		1,461	1,355

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		7,938	7,823

GMAC Mortgage Corp. Loan Trust
0.000% due 03/18/2035 ~		513	466
3.602% due 11/19/2035 ~		72	61
3.617% due 11/19/2035 ~		102	91
3.658% due 11/19/2035 ^~		26	26

Grace Trust
0.301% due 12/10/2040 ~(a)		174,400	3,447

Great Hall Mortgages PLC
2.776% due 03/18/2039 •	EUR	1,089	1,169
2.796% due 06/18/2038 •		56	60
4.440% due 06/18/2038 •	GBP	50	61
4.590% due 06/18/2039 •		25,290	29,294
5.093% due 06/18/2039 •		$505	498

GreenPoint Mortgage Funding Trust
5.205% due 01/25/2037 •		5,971	4,969
5.245% due 03/25/2047 •		10,081	8,767

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.265% due 04/25/2036 •		$7,035	$5,794
5.325% due 08/25/2045 •		149	112
5.365% due 10/25/2045 •		343	330
5.385% due 11/25/2045 •		44	39
5.465% due 10/25/2045 •		2,847	2,528
5.485% due 09/25/2046 ^•		4,467	3,421

Grifonas Finance PLC
3.513% due 08/28/2039 •	EUR	17,223	17,683

Grosvenor Square RMBS PLC
0.000% due 03/14/2053 •	GBP	1,263,697	1,557,010
0.000% due 03/14/2053 (g)		1	23,756

GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)		$179,000	909

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		47,500	43,451

GS Mortgage Securities Trust
0.000% due 03/10/2044 ~(a)		488	0
0.000% due 08/10/2044 ~(a)		1,668	0
0.453% due 08/10/2046 ~(a)		82,385	27
0.459% due 08/10/2043 ~(a)		17,059	133
0.567% due 11/10/2049 ~(a)		117,346	1,939
3.120% due 05/10/2050		991	968
3.278% due 10/10/2048		3,227	3,118
3.365% due 11/10/2047		2,338	2,287
3.801% due 01/10/2047		6,237	6,149

GS Mortgage-Backed Securities Trust
0.000% due 06/25/2061 ~		406	390
0.000% due 06/25/2061 ~(a)		692,163	17,219
0.000% due 01/25/2062 ~(a)		988	969
0.000% due 12/27/2067 ~(a)		2,903	2,622

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.656% due 03/25/2052 ~(a)	$274,122	$9,003
1.625% due 06/25/2061 ~	226,941	199,510
2.250% due 06/25/2061 ~	24,938	19,701
2.500% due 03/25/2052 ~	273,414	221,480
2.500% due 06/25/2061 ~	24,253	19,103
2.750% due 06/25/2061 ~	19,676	15,112
2.933% due 03/25/2052 ~	3,866	1,159
3.156% due 03/25/2052 ~	20,511	15,603
3.966% due 06/25/2061 ~	55,798	36,518
4.011% due 01/25/2062 ~	996,237	921,426
4.461% due 12/27/2067 ~	634,308	561,937

GSC Capital Corp. Mortgage Trust
5.245% due 02/25/2036 ^•	4,774	4,180

GSMPS Mortgage Loan Trust
5.195% due 01/25/2035 •	16,605	14,818
5.195% due 03/25/2035 •	2,651	2,314
5.245% due 06/25/2034 •	26,645	23,422
7.058% due 10/20/2032 ~	9,960	8,720

GSMSC Pass-Through Trust
3.858% due 09/25/2036 ^~	722	270
7.500% due 10/25/2036 ~	1,009	209

GSMSC Resecuritization Trust
4.752% due 02/26/2037 ~	24,746	21,944
4.757% due 04/26/2037 •	49,759	23,287
4.985% due 10/26/2036 •	13,065	11,708

GSR Mortgage Loan Trust
3.163% due 05/25/2037 ~	979	546
3.190% due 01/25/2035 ~	9	8
3.242% due 03/25/2037 ^~	397	339
3.375% due 07/25/2035 ~	169	158
3.486% due 08/25/2034 ~	407	376
3.502% due 08/25/2034 ~	206	189
3.508% due 07/25/2035 ~	964	538
3.550% due 04/25/2036 ~	817	553
3.591% due 05/25/2035 ~	608	496
3.664% due 01/25/2036 ^~	7	8
3.709% due 11/25/2035 ~	12	10
3.760% due 04/25/2032 •	9	7
3.815% due 08/25/2034 ~	22	19
3.847% due 04/25/2035 ~	79	73
3.847% due 05/25/2037 ~	1,744	1,555
3.870% due 07/25/2035 ~	985	696
3.895% due 01/25/2036 ^~	1,857	1,776
3.912% due 11/25/2035 ~	8	8
3.918% due 04/25/2035 ~	27	24
3.961% due 09/25/2034 ~	6	5
4.110% due 12/25/2034 ~	366	99
4.113% due 10/25/2035 ^~	303	272
4.113% due 11/25/2035 ~	164	93
4.115% due 05/25/2035 ~	2,585	2,088
4.160% due 09/25/2035 ~	270	245
4.367% due 01/25/2035 ~	229	205
4.431% due 05/25/2035 ~	458	337
5.000% due 07/25/2036	64	49
5.295% due 07/25/2037 ^•	138	26

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.365% due 08/25/2046 •	$25,776	$6,932
5.500% due 03/25/2036	332	348
5.500% due 03/25/2036 ^	691	807
5.500% due 01/25/2037 ^	567	1,141
5.750% due 02/25/2036 ^	302	270
6.000% due 11/25/2035	245	107
6.000% due 02/25/2036 ^	359	190
6.000% due 03/25/2036	10,471	4,246
6.000% due 06/25/2036 ^	468	763
6.000% due 07/25/2036	1,665	1,017
6.000% due 09/25/2036 ^	1,308	624
6.000% due 01/25/2037 ^	40	28
6.250% due 10/25/2036 ^	11,087	9,976
6.500% due 09/25/2036 ^	1,222	617
6.500% due 10/25/2036 ^	564	269

HarborView Mortgage Loan Trust
3.305% due 07/19/2035 ^~	1,069	772
3.328% due 06/19/2036 ^~	102	53
3.623% due 08/19/2036 ^~	279	237
3.764% due 06/19/2036 ^~	278	128
3.796% due 12/19/2035 ^~	1,553	832
3.988% due 12/19/2036 ^•	6,011	4,888
4.119% due 06/19/2045 ^~	3,847	1,924
4.373% due 12/19/2035 ~	119	83
4.373% due 12/19/2035 ^~	4	4
4.520% due 08/19/2034 ~	549	531
4.778% due 11/19/2036 •	4,298	3,723
4.951% due 09/19/2037 •	8,066	6,857
5.005% due 05/25/2038 •	11,863	9,179
5.021% due 03/19/2037 •	22,706	19,638
5.061% due 01/25/2047 •	10,283	8,711
5.101% due 12/19/2036 ^•	43	37
5.141% due 02/19/2046 •	1,533	1,205
5.171% due 12/19/2036 •	32,361	26,610
5.181% due 11/19/2036 •	3,364	2,729
5.241% due 01/19/2036 ^•	113	103
5.241% due 12/19/2036 ^•	2,324	2,095
5.261% due 01/19/2036 •	380	233
5.301% due 07/19/2045 •	7,125	6,210
5.321% due 02/19/2036 •	4,003	2,063
5.321% due 10/20/2045 •	6,638	4,130
5.341% due 07/19/2045 •	37	31
5.381% due 11/19/2035 •	426	320
5.381% due 08/19/2045 •	281	248
5.401% due 01/19/2035 •	153	125
5.421% due 09/19/2035 •	1,062	764
5.461% due 01/19/2035 •	875	761
5.521% due 01/19/2035 ^•	163	144
5.541% due 12/19/2034 ^~	2,736	2,347
5.561% due 11/19/2034 •	113	100
5.561% due 12/19/2034 ^•	30	25
5.581% due 12/19/2034 ^•	12,235	10,021
5.621% due 11/19/2034 •	12,830	9,321
5.753% due 11/19/2034 ~	17	15
5.787% due 06/19/2034 ~	17	16
5.845% due 10/25/2037 •	12,035	10,741

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harbour PLC
5.471% due 01/28/2054 •	GBP	21,701	$25,752

Hilton USA Trust
0.475% due 11/05/2038 ~(a)		$118,960	1,773
2.828% due 11/05/2035		71,800	67,682

HomeBanc Mortgage Trust
5.820% due 12/25/2034 •		217	198

HPLY Trust
7.034% due 11/15/2036 •		17,999	17,238

HSI Asset Loan Obligation Trust
3.562% due 09/25/2037 ^~		9,531	7,843
3.768% due 09/25/2037 ^~		1,056	917
3.978% due 01/25/2037 ~		2,584	1,887
4.082% due 01/25/2037 ^~		846	580

HSI Asset Securitization Corp. Trust
5.805% due 07/25/2035 •		900	852
5.835% due 07/25/2035 •		1,535	1,269

IM Pastor Fondo de Titluzacion Hipotecaria
2.890% due 03/22/2044 •	EUR	13,814	13,611

Impac CMB Trust
5.125% due 10/25/2035 •		$4,749	4,069
5.365% due 04/25/2035 •		1,435	1,327
5.485% due 09/25/2034 ~		30	29
5.485% due 03/25/2035 •		4,100	3,670

Impac Secured Assets Trust
5.245% due 05/25/2036 •		20	14
5.325% due 03/25/2037 •		33,587	28,155
5.325% due 09/25/2037 ^•		6,233	4,971
5.450% due 03/25/2033 ~		1,820	1,753
5.545% due 05/25/2036 •		342	285
5.565% due 09/25/2037 •		9,197	7,223
6.945% due 05/25/2036 ~		508	491

IndyMac Adjustable Rate Mortgage Trust
3.544% due 01/25/2032 ~		5	4

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037 ^		1,836	875

IndyMac IMSC Mortgage Loan Trust
6.000% due 06/25/2037		10,661	7,363
6.500% due 09/25/2037 ^		90	55

IndyMac INDA Mortgage Loan Trust
3.064% due 11/25/2037 ~		7,651	6,011
3.106% due 11/25/2035 ^~		240	174
3.259% due 09/25/2036 ~		2,913	2,099
3.386% due 01/25/2036 ~		1,607	1,223
3.551% due 03/25/2037 ^~		792	638
3.582% due 09/25/2037 ~		10,208	5,120
4.122% due 01/25/2036 ~		75	67

IndyMac INDX Mortgage Loan Trust
2.852% due 06/25/2037 ^~		9,477	7,461
2.866% due 01/25/2036 ^~		42	38
2.880% due 05/25/2036 ~		14,162	8,755
2.949% due 06/25/2037 ~		4,235	2,281
3.067% due 07/25/2037 ~		18,241	11,603

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.092% due 06/25/2035 ^~	$54	$40
3.141% due 06/25/2036 ~	199	128
3.149% due 05/25/2036 ^~	9,406	7,874
3.152% due 06/25/2036 ~	21,261	13,611
3.152% due 05/25/2037 ^~	3,626	2,849
3.164% due 06/25/2036 ~	510	391
3.169% due 01/25/2035 ~	354	335
3.222% due 08/25/2037 ^~	60	44
3.285% due 05/25/2037 •	42,255	34,796
3.291% due 10/25/2035 ~	158	123
3.316% due 07/25/2036 ~	6,205	4,304
3.317% due 11/25/2035 ^~	2,250	1,894
3.339% due 12/25/2035 ^~	1,034	637
3.386% due 05/25/2037 ^~	17,611	11,576
3.435% due 08/25/2035 ~	1,905	1,614
3.465% due 08/25/2035 ~	3,397	2,637
3.465% due 08/25/2035 ^~	1,643	1,290
3.479% due 11/25/2035 ^~	6,936	4,783
3.501% due 09/25/2035 ^~	1,554	1,254
3.584% due 09/25/2036 ~	62	41
3.590% due 12/25/2035 ~	5,306	3,973
3.628% due 03/25/2035 ~	52	50
3.629% due 02/25/2036 ~	2,555	1,786
3.731% due 03/25/2035 ~	18	16
3.860% due 07/25/2035 ~	4,362	2,384
3.907% due 04/25/2035 ~	9	8
3.989% due 01/25/2037 ~	3,929	3,101
5.085% due 07/25/2036 •	5,705	5,143
5.105% due 10/25/2036 •	58	48
5.145% due 06/25/2037 ^•	8,396	3,230
5.225% due 09/25/2046 •	6,818	5,653
5.245% due 10/25/2036 •	2,271	1,898
5.245% due 06/25/2046 •	12,871	9,922
5.245% due 11/25/2046 •	22,852	19,750
5.265% due 04/25/2046 ~	4,615	3,747
5.265% due 05/25/2046 •	30,421	26,140
5.285% due 04/25/2046 •	5,050	4,101
5.305% due 04/25/2035 •	328	289
5.305% due 07/25/2046 •	835	918
5.305% due 09/25/2046 •	5,233	4,920
5.325% due 04/25/2035 ~	4,361	3,545
5.325% due 06/25/2037 •	13,000	11,164
5.345% due 02/25/2037 ~	14,714	9,166
5.365% due 07/25/2035 •	11,598	7,875
5.405% due 03/25/2035 •	249	242
5.405% due 07/25/2035 •	1,787	1,267
5.485% due 02/25/2035 ~	127	107
5.485% due 07/25/2045 •	153	125
5.525% due 02/25/2035 ~	832	689
5.645% due 08/25/2034 ~	56	45
5.645% due 11/25/2034 •	5	4
5.725% due 09/25/2034 •	59	50
6.405% due 10/25/2036 •	7,071	3,841

JP Morgan Alternative Loan Trust
3.231% due 05/25/2036 ^~	633	360
5.843% due 05/26/2037 ~	23,505	2,587

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/27/2036	$21,800	$12,200
6.500% due 12/25/2036 þ	38,886	31,149
6.810% due 08/25/2036 ^þ	16,057	15,055

JP Morgan Chase Commercial Mortgage Securities Trust
0.236% due 03/05/2042 ~(a)	158,100	1,741
1.263% due 04/15/2046 ~(a)	40,079	0
1.328% due 08/15/2049 ~(a)	139,158	5,081

JP Morgan Mortgage Trust
2.974% due 02/25/2034 ~	2	2
3.335% due 10/25/2035 ~	6	5
3.336% due 08/25/2035 ~	2	2
3.349% due 06/25/2036 ^~	133	94
3.389% due 06/25/2037 ^~	2,673	2,005
3.446% due 07/25/2035 ~	6	5
3.456% due 06/25/2035 ~	41	32
3.595% due 10/25/2036 ^~	709	525
3.635% due 10/25/2033 ~	23	20
3.657% due 08/25/2036 ~	5,927	4,860
3.680% due 05/25/2036 ^~	292	233
3.680% due 05/25/2036 ~	1,811	1,446
3.702% due 06/25/2036 ^~	1,009	728
3.702% due 08/25/2036 ^~	2,199	1,769
3.710% due 10/25/2035 ^~	194	154
3.754% due 02/25/2035 ~	6	5
3.757% due 07/25/2035 ~	113	103
3.781% due 05/25/2036 ^~	7	6
3.789% due 04/25/2037 ^~	3,902	3,132
3.789% due 06/25/2037 ^~	238	186
3.821% due 05/25/2036 ~	566	467
3.827% due 06/25/2035 ~	47	45
3.840% due 08/25/2036 ^~	465	383
3.846% due 07/25/2035 ~	692	636
3.851% due 10/25/2036 ~	280	204
3.879% due 11/25/2035 ~	124	106
3.886% due 01/25/2037 ^~	296	215
3.902% due 11/25/2035 ^~	3,645	2,946
3.918% due 12/26/2037 ~	4,995	3,926
3.933% due 04/25/2036 ~	342	291
3.933% due 04/25/2036 ^~	4,886	4,123
3.938% due 07/25/2035 ~	56	54
3.999% due 07/25/2035 ~	224	207
4.015% due 08/25/2035 ^~	711	579
4.029% due 09/25/2035 ~	161	137
4.043% due 10/25/2037 ~	6,183	4,984
4.063% due 02/25/2036 ^~	1,707	1,313
4.068% due 08/25/2035 ~	512	482
4.073% due 04/25/2035 ~	104	97
4.097% due 10/25/2035 ~	213	200
4.145% due 04/25/2036 ^~	704	587
4.151% due 04/25/2037 ^~	425	310
4.166% due 04/25/2035 ~	38	34
4.168% due 10/25/2036 ^~	739	601
4.318% due 11/25/2035 ~	12	10
5.500% due 09/25/2035	2,141	1,777
5.500% due 01/25/2036 ^	609	321

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/25/2037 ^		$2,041	$1,035
5.750% due 03/25/2037 ^		345	152
6.000% due 10/25/2034		2,243	1,814
6.000% due 07/25/2036 ^		2,440	1,424
6.000% due 06/25/2037 ^		11,157	5,852
6.000% due 08/25/2037 ^		81	44
6.000% due 08/25/2037		1,172	654
6.500% due 09/25/2035		129	95
7.000% due 08/25/2037 ^		789	433

JP Morgan Resecuritization Trust
3.515% due 11/26/2036 •		8,773	7,871

JPMBB Commercial Mortgage Securities Trust
0.359% due 08/15/2046 ~(a)		34,026	0

JPMDB Commercial Mortgage Securities Trust
0.750% due 12/15/2049 ~(a)		180,033	3,957

Kentmere PLC
0.000% due 10/28/2051 ~	GBP	9,500	13,339
0.000% due 10/28/2051 (g)		10,711	10,623
4.771% due 10/28/2051 •		266,367	327,369
5.371% due 10/28/2051 •		21,423	25,150
5.721% due 10/28/2051 •		21,423	25,096
6.171% due 10/28/2051 •		12,854	15,015
6.971% due 10/28/2051 •		7,141	8,345
8.971% due 10/28/2051 •		12,139	13,694

Kinbane DAC
3.752% due 09/25/2062 ~	EUR	50,071	53,787
4.302% due 09/25/2062 ~		28,699	29,897
4.802% due 09/25/2062 ~		19,800	20,433
5.302% due 09/25/2062 ~		11,900	12,155

Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	6	15,707
2.250% due 02/22/2045		26,742	8,760
5.015% due 02/22/2045 ~		183,405	217,265
6.215% due 02/22/2045 •		82,543	93,114

Landmark Mortgage Securities PLC
3.015% due 06/17/2039 ~	EUR	900	913
4.267% due 04/17/2044 •	GBP	16,630	19,624
4.483% due 06/17/2039 •		4,542	5,342

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)		$796,771	5,663
0.000% due 07/25/2057 (g)		882	871
0.000% due 07/25/2057 ~		256,382	232,351
0.000% due 04/25/2058 ~		435	428
0.000% due 08/26/2058 (g)		747	695
0.000% due 01/28/2070 ~		4,970	2,812
0.125% due 12/26/2057 ~(a)		398,775	1,914
0.815% due 12/26/2057 ~(a)		120,951	1,443
1.650% due 11/25/2060 þ		18,365	16,904
3.018% due 12/25/2056 ~		796,866	651,621

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 06/25/2060 þ		$15,353	$15,351
3.750% due 04/25/2058 ~		141,125	135,184
3.811% due 06/25/2057 ~		113,849	104,247
4.000% due 02/25/2058 ~		200,231	196,435
4.000% due 04/25/2058 ~		106,604	93,729
4.000% due 08/26/2058 ~		131,478	130,169
4.065% due 12/26/2057 ~		273,730	213,762
4.088% due 04/25/2058 ~		53,034	30,929
4.209% due 08/26/2058 ~		178,636	125,842
4.250% due 02/25/2058 ~		132,996	126,931
4.250% due 08/26/2058 ~		357,273	339,711
4.279% due 02/25/2058 ~		132,995	90,047
4.396% due 01/25/2058 ~		184,862	164,007
4.500% due 02/25/2058 ~		132,996	122,761
5.356% due 01/28/2070 ~		363,195	342,075
6.581% due 01/28/2070 •		142,134	141,973

Lehman Mortgage Trust
1.855% due 03/25/2037 ^•(a)		12,185	1,498
4.605% due 12/25/2035 ~		2,881	577
4.840% due 07/25/2037 ~		2,852	1,619
5.041% due 01/25/2036 ^~		889	816
5.265% due 12/25/2036 •		5,820	1,271
5.445% due 07/25/2036 •		4,848	1,821
5.500% due 12/25/2035 ^		29	16
5.745% due 12/25/2035 ^•		593	361
5.898% due 04/25/2036 ^~		3,251	2,167
6.000% due 08/25/2037		1,668	1,559
6.500% due 09/25/2037 ^		4,650	1,707

Lehman XS Trust
5.225% due 12/25/2036 •		2,284	1,702
5.225% due 11/25/2046 •		151	126
5.245% due 08/25/2046 ^•		8,161	7,760
5.245% due 11/25/2046 ^~		10,715	9,494
5.245% due 03/25/2047 •		1,254	1,015
5.245% due 07/25/2047 ^•		8,364	7,818
5.265% due 09/25/2046 ~		84	77
5.325% due 03/25/2047 •		14,420	12,602
5.445% due 12/25/2035 ^•		7	5
5.610% due 07/25/2035 ^þ		627	563

Ludgate Funding PLC
4.054% due 01/01/2061 •	GBP	3,943	4,634
4.494% due 01/01/2061 •		5,220	6,164
4.524% due 12/01/2060 •		3,311	3,880

Luminent Mortgage Trust
5.185% due 12/25/2036 •		$10,373	8,790
5.245% due 02/25/2046 •		79	58
5.405% due 05/25/2037 •		3,517	3,310

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LUXE Commercial Mortgage Trust
6.934% due 10/15/2038 •		$28,799	$26,939
7.434% due 10/15/2038 •		38,383	36,217

Manhattan West Mortgage Trust
0.205% due 09/10/2039 ~(a)		807,900	6,777

Mansard Mortgages PLC
4.926% due 12/15/2049 ~	GBP	6,907	8,295

MASTR Adjustable Rate Mortgages Trust
2.642% due 07/25/2035 ^~		$666	558
2.836% due 10/25/2032 ~		36	34
2.871% due 07/25/2035 ^~		149	126
3.210% due 05/25/2034 ~		88	79
3.480% due 12/25/2033 ~		26	24
3.483% due 09/25/2035 ^~		730	449
3.516% due 09/25/2033 ~		364	324
3.673% due 01/25/2036 ~		2,725	2,434
3.721% due 06/25/2035 ~		45	40
3.763% due 11/25/2036 ~		40	23
3.866% due 11/21/2034 ~		160	150
3.924% due 10/25/2034 ~		148	129
4.045% due 09/25/2034 ~		62	54
4.068% due 12/21/2034 ~		53	49
4.102% due 04/21/2034 ~		14	13
4.125% due 12/25/2033 ~		18	17
4.125% due 07/25/2034 ~		336	316
5.325% due 05/25/2037 •		803	345
5.465% due 09/25/2037 •		49	47
5.525% due 05/25/2047 ^~		5,903	4,724
5.945% due 09/25/2037 •		14,481	6,234

MASTR Alternative Loan Trust
5.500% due 07/25/2034		991	967
5.500% due 08/25/2034		1,799	1,720
7.000% due 06/25/2034		13	13

MASTR Asset Securitization Trust
5.500% due 06/26/2034		8	8
6.000% due 06/25/2036 ^		139	93
6.000% due 06/25/2036 ^•		1,101	734

MASTR Reperforming Loan Trust
4.071% due 05/25/2036 ~		149	119
5.195% due 05/25/2035 •		1,594	838
5.205% due 07/25/2035 ^•		17,168	8,482

MASTR Seasoned Securitization Trust
3.281% due 05/25/2032 ~		165	155
4.220% due 10/25/2032 ~		10	10
4.321% due 10/25/2032 ~		75	69
4.470% due 10/25/2032 ~		125	121
6.500% due 08/25/2032 ~		24	24

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.384% due 11/15/2031 •		95	89
5.424% due 09/15/2030 •		166	162

Merrill Lynch Alternative Note Asset Trust
3.593% due 06/25/2037 ^~		24,518	14,017
5.245% due 03/25/2037 •		7,966	2,371

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.445% due 03/25/2037 •	$223	$63

Merrill Lynch Mortgage Investors Trust
3.466% due 04/25/2035 ~	34	30
3.595% due 05/25/2034 ~	48	41
3.615% due 02/25/2036 ~	1	1
3.684% due 06/25/2037 ~	117	105
3.707% due 07/25/2035 ^~	415	353
3.743% due 03/25/2036 ^~	1,902	1,058
3.817% due 07/25/2035 ^~	311	165
3.821% due 02/25/2034 ~	42	38
3.873% due 05/25/2036 ^~	163	137
3.909% due 09/25/2035 ^~	30	24
3.922% due 12/25/2034 ~	142	132
3.955% due 02/25/2033 ~	14	13
3.983% due 05/25/2036 ~	6	5
4.037% due 09/25/2033 ~	5	5
4.120% due 05/25/2036 ~	109	104
4.179% due 12/25/2034 ~	8	7
4.197% due 02/25/2035 ~	791	725
4.409% due 12/25/2035 ^~	40	25
5.198% due 05/25/2029 ~	50	45
5.305% due 04/25/2029 •	340	305
5.305% due 03/25/2030 ~	53	48
5.380% due 08/25/2036 •	527	525
5.505% due 06/25/2028 •	652	586
5.505% due 11/25/2029 •	761	661
5.525% due 04/25/2028 ~	6	5
5.643% due 03/25/2030 ~	104	90
5.685% due 07/25/2030 •	114	110
5.749% due 01/25/2030 •	5	4
5.823% due 10/25/2028 •	16	16
5.825% due 01/25/2029 ~	2,352	2,221
5.829% due 01/25/2029 •	133	120
5.843% due 11/25/2029 •	21	20
5.957% due 01/25/2029 ~	2	2
6.250% due 10/25/2036	1,820	724
6.714% due 09/25/2029 ~	96	91

Merrill Lynch Mortgage Trust
0.000% due 02/12/2051 ~(a)	4,041	0

Merrill Lynch Mortgage-Backed Securities Trust
3.468% due 06/25/2037 ^~	6	4
7.430% due 08/25/2036 ^~	3,785	3,279

Morgan Stanley Bank of America Merrill Lynch Trust
0.905% due 02/15/2047 ~(a)	27,581	89
3.040% due 04/15/2048	2,480	2,409

Morgan Stanley Capital Trust
0.000% due 11/12/2049 ~(a)	615	0
0.877% due 07/15/2053 ~(a)	54,413	2,979
1.838% due 07/15/2053 ~(a)	108,597	11,002
2.428% due 04/05/2042 ~	2,000	1,569
3.340% due 03/15/2049	6,667	6,427

Morgan Stanley Mortgage Loan Trust
2.085% due 06/25/2037 ~	11,824	6,126
2.912% due 01/25/2035 ~	294	261
2.999% due 07/25/2035 ~	139	118

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	49

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.434% due 11/25/2037 ^~		$1,637	$1,365
3.543% due 07/25/2034 ~		75	67
3.650% due 07/25/2034 ~		122	118
3.699% due 09/25/2035 ^~		40	28
3.754% due 11/25/2035 ~		69	36
3.865% due 08/25/2034 ~		597	545
3.900% due 05/25/2036 ^~		8,281	4,777
3.984% due 09/25/2034 ~		556	504
4.168% due 08/25/2034 ~		2	2
4.287% due 07/25/2035 ^~		51	45
4.424% due 10/25/2034 ~		30	29
5.125% due 01/25/2036 •		1,085	576
5.138% due 06/25/2036 ~		305	291
5.500% due 11/25/2035 ^		45	39
6.000% due 08/25/2037 ^		272	115
6.304% due 09/25/2034 ~		383	385
7.013% due 08/25/2036 ^þ		6,050	1,397

Morgan Stanley Re-REMIC Trust
2.791% due 06/26/2047 •		41,129	33,306
3.242% due 06/26/2047 ~		489	373
3.418% due 04/26/2047 •		32,232	21,264
5.230% due 04/26/2047 ~		3,541	2,048
5.250% due 05/26/2037 ~		7,170	3,922
6.250% due 08/26/2047 ~		11,161	6,892

Mortgage Equity Conversion Asset Trust
4.880% due 05/25/2042 •		64,025	57,163

MortgageIT Mortgage Loan Trust
5.265% due 04/25/2036 •		10,721	8,584
5.305% due 06/25/2047 •		11,670	9,339
5.345% due 11/25/2035 •		13,141	10,494

MSJP HAUL
0.400% due 09/05/2047 ~(a)		31,700	890
0.887% due 09/05/2047 ~(a)		53,100	1,999

NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^		452	388
6.500% due 02/25/2035 ^		1,392	1,260

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		29,500	26,856

New Residential Mortgage Loan Trust
3.750% due 11/25/2058 ~		24,122	22,533

New Rochelle Public Library Trust
0.000% due 05/01/2058 (g)		575	566
3.506% due 05/01/2058 ~		267,603	234,456

Newgate Funding PLC
3.557% due 12/15/2050 •	EUR	380	394
4.207% due 12/15/2050 •		2,062	2,051
4.283% due 12/01/2050 •	GBP	1,512	1,765
4.457% due 12/15/2050 •	EUR	3,450	3,298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.245% due 12/15/2050 •	GBP	10,944	$12,765
5.495% due 12/15/2050 ~		3,093	3,505

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.669% due 10/25/2035 ~		$311	180
4.359% due 02/25/2036 ~		631	475
4.520% due 02/25/2036 ^~		328	229
4.671% due 08/25/2034 ~		1,377	1,339
5.405% due 04/25/2037 •		102	67
5.500% due 05/25/2033		1	1
5.659% due 03/25/2035 þ		1	1
6.000% due 05/25/2033		2	2
6.215% due 08/25/2036 ^~		6,508	1,293
6.431% due 08/25/2036 ^~		2,776	551
7.000% due 04/25/2033		6	5

Nomura Resecuritization Trust
0.000% due 08/27/2047 ~		110,313	85,815
3.190% due 10/25/2036 ~		6,952	5,083
3.241% due 10/26/2036 •		4,044	3,369
5.745% due 07/25/2036 ~		2,953	2,837
6.000% due 07/26/2037		14,300	5,348

NovaStar Mortgage Funding Trust
0.506% due 09/25/2046 ~		3,646	3,461
0.506% due 09/25/2046 •		62,882	21,645

PHH Alternative Mortgage Trust
6.000% due 02/25/2037		2,766	2,290

Prime Mortgage Trust
7.000% due 07/25/2034		110	98

Proteus RMBS DAC
0.000% due 10/29/2054 ~	EUR	1,219	0
0.000% due 10/29/2054 (b)(g)		85,302	73,545
3.368% due 10/29/2054 •		325,287	352,155
3.818% due 10/29/2054 •		52,929	56,739
4.118% due 10/29/2054 •		38,495	41,268
5.098% due 10/29/2054 •		28,871	31,137
6.968% due 10/29/2054 •		24,059	26,054

RBSSP Resecuritization Trust
3.489% due 12/26/2036 ~		$11,351	10,411
3.771% due 12/26/2036 ^~		2,393	1,894
3.805% due 10/26/2036 ~		7,419	6,733
3.916% due 03/26/2037 •		30,318	24,189
3.958% due 09/28/2047 ~		92,923	64,985
4.186% due 08/26/2045 •		110	104
4.723% due 02/28/2047 ~		12,791	8,712
4.910% due 03/26/2036 ~		6,169	4,215
6.367% due 12/26/2037 •		20,514	17,982

Real Estate Asset Liquidity Trust
3.641% due 06/14/2061	CAD	9,864	7,133

50	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regal Trust
3.357% due 09/29/2031 •	$27	$24

Residential Accredit Loans, Inc. Trust
3.926% due 08/25/2035 ^~	539	205
3.941% due 07/25/2035 ~	1,018	916
4.088% due 04/25/2035 ~	8,323	6,000
4.138% due 01/25/2046 ^•	10,379	8,302
4.360% due 12/26/2034 ^~	140	68
4.372% due 11/25/2037 ~	7,192	5,904
4.384% due 07/25/2035 ~	2,743	1,523
4.408% due 07/25/2035 ~	5,195	3,576
4.498% due 09/25/2045 •	346	298
4.638% due 08/25/2035 •	156	126
4.650% due 12/25/2035 ^~	7,310	5,780
4.995% due 02/25/2047 •	30,573	11,285
5.095% due 02/25/2036 ^•	6,763	4,133
5.145% due 08/25/2035 •	2,419	1,812
5.145% due 04/25/2037 •	2,705	1,951
5.175% due 03/25/2037 •	159	34
5.185% due 01/25/2037 •	2,505	1,991
5.205% due 05/25/2036 •	6,186	5,145
5.205% due 07/25/2036 •	21,935	9,042
5.205% due 09/25/2036 ~	6,875	6,086
5.205% due 11/25/2036 •	2,021	1,216
5.205% due 01/25/2037 ^•	575	382
5.205% due 06/25/2046 •	27,271	6,234
5.225% due 09/25/2036 ^•	3,189	2,900
5.245% due 06/25/2036 •	141	102
5.245% due 05/25/2047 •	1,910	1,680
5.255% due 09/25/2046 •	2,283	2,090
5.275% due 05/25/2046 •	11,964	9,844
5.365% due 12/25/2045 •	10,537	8,062
5.385% due 05/25/2046 ^•	669	516
5.405% due 12/25/2045 •	291	225
5.445% due 08/25/2036 •	3,902	2,890
5.500% due 08/25/2035 ^	19	17
5.500% due 11/25/2035 •	2,498	1,994
5.500% due 06/25/2037	3,490	2,638
5.750% due 01/25/2037	2,199	1,644
6.000% due 08/25/2035 ^	395	335
6.000% due 10/25/2035 ^	5,910	2,395
6.000% due 12/25/2035 ^	1,816	1,559
6.000% due 08/25/2036 ^	15,066	12,329
6.000% due 09/25/2036	2,047	1,555
6.000% due 01/25/2037	1,583	1,207
6.000% due 02/25/2037 ^	8,348	6,750
6.000% due 03/25/2037 ^	7,153	6,005
6.000% due 05/25/2037	6,396	5,176
6.000% due 05/25/2037 ^	915	740
6.000% due 06/25/2037 ^	13,264	10,371
6.500% due 08/25/2036	16,527	13,369

Residential Asset Mortgage Products Trust
7.000% due 11/25/2031	47	41
7.500% due 07/25/2032	355	154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
1.845% due 04/25/2037 •(a)		$9,683	$1,802
5.155% due 04/25/2037 •		9,683	1,869
5.195% due 06/25/2036 •		5,865	1,692
5.500% due 07/25/2035		984	618
5.500% due 09/25/2035 ^		19,353	10,038
5.545% due 07/25/2036 •		4,599	3,361
6.000% due 11/25/2036 ^		6,339	2,482
6.000% due 01/25/2037 ^		3,387	1,260
6.000% due 03/25/2037 ^		6,763	2,123
6.000% due 04/25/2037		533	315
6.000% due 08/25/2037		638	367
6.250% due 11/25/2036 ^		11,653	4,750
6.500% due 09/25/2036		3,257	1,203
6.500% due 04/25/2037 ^		19,104	5,220

Residential Funding Mortgage Securities, Inc. Trust
3.575% due 08/25/2035 ^~		1,792	871
4.500% due 06/26/2023		96	39
4.849% due 10/25/2037 ^~		5,181	3,700
4.901% due 09/25/2036 ^~		21	18
4.943% due 07/27/2037 ^~		112	84
4.952% due 04/25/2037 ~		475	400
5.346% due 10/25/2037 ^~		3,134	2,603
5.500% due 03/25/2037 ^		2,173	1,519
6.000% due 04/25/2037 ^•		65	51
6.000% due 04/25/2037 ^		1,242	974
6.000% due 10/25/2037 ^		425	245
6.500% due 03/25/2032		25	24

Resloc UK PLC
3.117% due 12/15/2043 •	EUR	4,146	4,251

Ripon Mortgages PLC
0.000% due 08/28/2056 (g)	GBP	94,120	84,127
0.010% due 08/20/2056 «		24,190	28,749
0.070% due 08/28/2056 ~		2,143	4
5.015% due 08/28/2056 •		123,878	149,942
5.265% due 08/28/2056 •		78,831	94,152
5.615% due 08/28/2056 ~		45,046	53,115
6.415% due 08/28/2056 •		11,260	13,307
7.115% due 08/28/2056 •		32,393	39,248
7.365% due 08/28/2056 •		15,766	18,713
8.415% due 08/28/2056 •		9,008	10,726

RMAC Securities PLC
3.098% due 06/12/2044 •	EUR	1,093	1,115
4.420% due 06/12/2044 •	GBP	10,004	11,605
4.440% due 06/12/2044 •		5,160	6,039
5.304% due 06/12/2044 •		$1,836	1,750

Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	92,331	78,065

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	51

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 09/28/2055 ~	EUR	18,400	$17,738
3.625% due 09/28/2055 •		575,861	622,450
3.775% due 09/28/2055 •		72,544	78,095
4.025% due 09/28/2055 •		49,462	53,142
4.525% due 09/28/2055 •		29,677	31,808
5.275% due 09/28/2055 •		49,461	52,689

Sequoia Mortgage Trust
2.955% due 08/20/2047 ~		$3,590	2,505
3.049% due 07/20/2037 ^~		3,130	2,516
3.184% due 09/20/2046 ^~		245	166
3.314% due 07/20/2037 ~		530	399
3.520% due 09/20/2046 ^~		1,481	879
3.663% due 02/20/2047 ~		1,564	1,267
5.375% due 11/20/2034 •		81	70
5.381% due 08/20/2034 •		217	193
5.421% due 06/20/2033 ~		100	95
5.461% due 07/20/2033 ~		48	42
5.511% due 05/20/2034 •		12	11
5.521% due 10/20/2027 •		1	1
5.521% due 04/20/2033 ~		31	27
5.526% due 10/20/2034 •		182	143
5.561% due 10/20/2027 •		12	12
5.980% due 04/20/2033 •		249	225

SMRT Commercial Mortgage Trust
5.828% due 01/15/2039 •		20,000	19,260

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •	GBP	71,643	88,171

Structured Adjustable Rate Mortgage Loan Trust
3.396% due 02/25/2036 ^~		$437	391
3.530% due 11/25/2035 ^~		40	35
3.586% due 08/25/2036 ~		11,771	9,290
3.636% due 09/25/2036 ^~		7,055	4,659
3.682% due 07/25/2035 ^~		1,628	1,361
3.737% due 11/25/2035 ^~		165	148
3.836% due 09/25/2036 ^~		7,035	6,344
3.841% due 07/25/2037 ^~		27	17
3.848% due 05/25/2036 ^~		4,114	2,623
3.902% due 11/25/2035 ~		210	154
3.912% due 05/25/2036 ^~		3,328	2,466
3.991% due 05/25/2035 ~		15	12
4.058% due 12/25/2034 ~		19	16
4.115% due 01/25/2036 ^~		2,815	1,712

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.119% due 08/25/2035 ~	$628	$533
4.162% due 12/25/2035 ~	139	81
4.181% due 01/25/2037 ^~	3,025	2,280
4.283% due 04/25/2035 ~	39	35
4.328% due 03/25/2035 ~	5,952	4,885
4.410% due 12/25/2035 ~	109	78
4.450% due 09/25/2035 ~	999	872
4.471% due 05/25/2035 ~	3,130	2,389
4.486% due 03/25/2036 ^~	673	490
4.489% due 02/25/2036 ^~	4,543	2,768
4.495% due 12/25/2034 ~	363	349
4.536% due 09/25/2036 ^~	2,120	1,450
4.594% due 10/25/2034 ~	41	38
4.708% due 03/25/2035 ~	217	192
4.717% due 10/25/2035 ^~	1,349	1,184
4.728% due 09/25/2034 ~	63	56
5.074% due 04/25/2034 ~	4	4
5.145% (LIBOR01M + 0.300%) due 09/25/2034 ~	168	141
5.345% due 10/25/2034 •	290	242
5.490% due 04/25/2035 •	1,094	1,032
6.771% due 10/25/2037 ^•	3,521	3,005
7.145% due 12/25/2037 ^•	4,331	3,598

Structured Asset Mortgage Investments Trust
3.453% due 05/25/2047 ^~	24,893	20,028
3.689% due 02/19/2035 ~	1	1
3.707% due 05/25/2036 ~	169	49
3.756% due 05/25/2045 ^~	60	50
4.965% due 08/25/2036 •	4,765	3,987
5.025% due 01/25/2037 •	1,568	1,332
5.065% due 09/25/2047 •	8,801	7,048
5.205% due 07/25/2046 •	6,825	5,549
5.225% due 06/25/2036 •	1,747	1,658
5.225% due 07/25/2046 ^•	1,435	970
5.225% due 07/25/2046 ^~	3,713	2,758
5.245% due 05/25/2036 •	6,831	5,166
5.245% due 10/25/2036 •	2,129	1,796
5.261% due 07/19/2035 •	870	766
5.265% due 04/25/2036 •	8,545	7,279
5.265% due 05/25/2036 •	113	74
5.265% due 08/25/2036 ^~	12,260	9,692
5.265% due 05/25/2046 •	97	65
5.265% due 09/25/2047 ^•	12,273	9,784
5.305% due 02/25/2036 ^•	17,351	14,704
5.305% due 02/25/2036 •	4,367	3,555
5.305% due 07/25/2036 ^•	10	4
5.305% due 05/25/2045 ~	579	506
5.395% due 09/25/2047 ^•	14,926	11,756
5.405% due 02/25/2036 ^•	7,330	5,985
5.441% due 05/19/2035 •	599	516
5.445% due 08/25/2036 ^•	3,862	2,626
5.695% due 05/25/2047 •	2,623	2,100

Structured Asset Securities Corp.
5.195% due 03/25/2035 •	2,452	2,269
5.195% due 04/25/2035 ~	240	207

52	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
5.565% due 11/25/2035 •		$1,252	$992

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.624% due 11/25/2033 ~		18	17
4.663% due 01/25/2034 ~		45	42
4.673% due 11/25/2032 ~		42	41
4.820% due 12/25/2033 ~		284	266
4.902% due 11/25/2033 ~		81	73
5.340% due 09/25/2033 ~		76	73
5.501% due 03/25/2033 ~		45	42
5.507% due 07/25/2033 ~		119	110
7.845% due 07/25/2032 •		857	748

Structured Asset Securities Corp. Trust
5.500% due 04/25/2035		29	27

SunTrust Adjustable Rate Mortgage Loan Trust
4.034% due 02/25/2037 ^~		1,760	1,516
4.102% due 04/25/2037 ^~		1,065	630

TDA Mixto Fondo de Titulizacion de Activos
6.392% due 03/22/2036 •	EUR	1,200	1,276

Terwin Mortgage Trust
4.691% due 10/25/2037 •		$31,849	11,827

Thornburg Mortgage Securities Trust
2.310% due 03/25/2044 ~		728	699
3.034% due 03/25/2044 ~		3,861	3,606
3.524% due 12/25/2044 ~		20	18
3.925% due 10/25/2043 ~		150	134
5.385% due 03/25/2044 •		71	64
6.357% due 06/25/2047 •		680	651

Towd Point Mortgage Funding
5.243% due 07/20/2045 ~	GBP	4,501	5,502
5.893% due 02/20/2054 •		8,244	10,153

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$3,569	3,340
3.750% due 09/25/2062		113,071	106,209

UBS-Barclays Commercial Mortgage Trust
1.022% due 04/10/2046 ~(a)		11,237	0

Uropa Securities PLC
2.454% due 10/10/2040 •	EUR	5,777	5,993
4.132% due 10/10/2040 •	GBP	17,222	20,750
4.182% due 10/10/2040 •		2,140	2,514

Wachovia Mortgage Loan Trust LLC
1.695% due 08/25/2036 •		$20,693	7,734
3.752% due 08/20/2035 ^~		334	309
4.099% due 10/20/2035 ~		6	6
4.113% due 03/20/2037 ^~		15	13
4.174% due 10/20/2035 ^~		115	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.182% due 10/20/2035 ~	$200	$184

WaMu Mortgage Pass-Through Certificates Trust
2.806% due 08/25/2035 ~	7	6
3.056% due 01/25/2037 ^~	1,972	1,591
3.162% due 01/25/2037 ^~	5,586	4,813
3.187% due 10/25/2036 ^~	597	525
3.189% due 09/25/2036 ^~	3,849	3,354
3.236% due 06/25/2037 ^~	1,346	1,149
3.264% due 06/25/2037 ^~	3,554	3,051
3.273% due 04/25/2037 ^~	8,831	7,758
3.305% due 01/25/2037 ^~	3,002	2,546
3.312% due 10/25/2036 ^~	143	126
3.342% due 11/25/2036 ^~	1,735	1,444
3.348% due 05/25/2037 ^~	6,365	4,891
3.350% due 11/25/2036 ^~	458	402
3.360% due 05/25/2037 ^~	676	579
3.404% due 12/25/2036 ^~	37	32
3.418% due 03/25/2037 ^~	13,928	11,200
3.424% due 02/25/2037 ^~	14,828	13,139
3.489% due 12/25/2036 ^~	2,605	2,270
3.556% due 07/25/2037 ^~	8,152	7,275
3.601% due 02/25/2037 ^~	8,237	7,307
3.613% due 12/25/2046 ^•	6,975	5,809
3.648% due 05/25/2046 •	4,424	3,764
3.650% due 02/25/2037 ^~	7,344	6,439
3.680% due 08/25/2046 ^~	47	41
3.713% due 02/25/2037 ^~	1,793	1,583
3.737% due 08/25/2036 ^~	9,062	7,581
3.759% due 03/25/2037 ^~	7,303	6,456
3.786% due 01/25/2036 ~	728	639
3.806% due 10/25/2035 ~	1,532	1,382
3.838% due 02/25/2047 ^•	14,277	11,699
3.847% due 09/25/2035 ~	184	161
3.868% due 01/25/2047 •	713	638
3.878% due 01/25/2047 ^•	3,130	2,692
3.884% due 07/25/2037 ^~	1,514	1,365
3.886% due 03/25/2036 ~	1,376	1,212
3.888% due 06/25/2047 •	8,017	6,225
3.896% due 08/25/2034 ~	337	312
3.898% due 04/25/2047 •	2,034	1,729
3.914% due 12/25/2035 ~	8,302	7,613
3.968% due 01/25/2036 ^~	212	202
3.978% due 11/25/2046 •	6,299	5,254
3.979% due 01/25/2036 ~	1,180	1,032
4.018% due 10/25/2046 ^•	27,123	22,242
4.066% due 03/25/2035 ~	547	516
4.091% due 01/25/2035 ~	927	827
4.098% due 09/25/2046 •	4,259	3,386
4.118% due 06/25/2046 •	466	424
4.118% due 07/25/2046 •	6,840	5,376
4.128% due 06/25/2046 •	1,163	1,026
4.138% due 02/25/2046 •	1,955	1,683
4.186% due 07/25/2046 •	6,805	5,449
4.198% due 02/25/2033 ~	171	162
4.338% due 11/25/2042 •	104	93
4.538% due 08/25/2042 •	51	46

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	53

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.305% due 04/25/2045 •		$2,823	$2,695
5.365% due 11/25/2045 •		161	143
5.385% due 12/25/2045 •		1,502	1,298
5.425% due 07/25/2045 •		1,235	1,116
5.425% due 12/25/2045 •		2,805	2,411
5.505% due 01/25/2045 •		2,145	2,042
5.525% due 01/25/2045 •		1,872	1,697
5.545% due 01/25/2045 •		36	35
5.585% due 11/25/2034 •		1,121	1,004
5.625% due 10/25/2044 •		761	680
5.645% due 10/25/2044 •		987	852
5.725% due 11/25/2034 •		22	20
5.725% due 07/25/2044 •		2,994	2,703
6.405% due 10/25/2045 •		680	638

WaMu Mortgage-Backed Pass-Through Certificates
2.988% due 12/19/2039 ~		33	32

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	7	37,599
5.124% due 12/21/2049 •		225,089	274,770
5.824% due 12/21/2049 •		46,014	55,870
6.324% due 12/21/2049 •		23,010	27,791
6.824% due 12/21/2049 •		13,146	15,827
7.324% due 12/21/2049 •		13,146	15,570

Washington Mutual Mortgage Pass-Through Certificates Trust
3.725% due 06/25/2033 ~		$130	114
3.838% due 01/25/2047 •		15,128	11,811
3.838% due 04/25/2047 •		3,674	2,796
3.858% due 12/25/2046 •		5,159	4,053
3.908% due 04/25/2047 •		5,175	3,952
3.988% due 10/25/2046 ^•		10,905	8,786
4.011% due 09/25/2036 ^þ		28,858	8,389
4.058% due 09/25/2046 ^•		15,860	12,246
4.078% due 04/25/2046 •		25,491	20,640
4.108% due 05/25/2046 ^•		2,298	1,793
4.171% due 10/25/2036 ^þ		57	22
4.292% due 10/25/2036 ^þ		6,553	1,900
5.225% due 07/25/2046 •		263	191
5.245% due 07/25/2035 ~		737	616
5.295% due 05/25/2035 ^•		3,249	2,548
5.305% due 12/25/2036 •		3,043	2,604
5.365% due 12/25/2035 •		285	240
5.445% due 03/25/2036 ^•		964	868
5.500% due 06/25/2035		1,300	1,113
5.500% due 08/25/2035		30	25
5.500% due 11/25/2035 ^		363	278
5.750% due 11/25/2035 ^		465	438
5.750% due 01/25/2036 ^		3,101	2,573
6.000% due 09/25/2035 ^•		315	267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 11/25/2035 ^	$1,289	$1,239
6.000% due 04/25/2036 ^	2,066	1,708
6.000% due 04/25/2037	5,350	4,608
6.500% due 11/25/2035 ^	568	332
6.500% due 03/25/2036	11,306	8,423
6.500% due 07/25/2036 þ	1,425	362
6.500% due 08/25/2036 ^	16,253	13,247
6.721% due 07/25/2036 ^þ	21,809	5,538
6.949% due 07/25/2036 ^þ	1,984	503
7.000% due 05/25/2036 ^þ	3,091	2,760
7.500% due 04/25/2033	7	7

Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037	382	328

Wells Fargo Commercial Mortgage Trust
0.943% due 01/15/2052 ~(a)	120,065	4,880
1.605% due 10/15/2049 ~(a)	254,452	10,877
3.324% due 01/15/2059	8,283	8,045
3.487% due 11/15/2048	2,641	2,564

Wells Fargo Mortgage Loan Trust
3.886% due 12/27/2046 ~	12,363	6,355
4.797% due 09/27/2047 •	16,794	14,539

Wells Fargo Mortgage-Backed Securities Trust
4.017% due 10/25/2034 ~	16	15
4.059% due 08/25/2036 ^~	266	241
4.074% due 08/25/2035 ~	93	87
4.416% due 11/25/2037 ^~	21	18
4.489% due 10/25/2036 ~	1,224	1,108
4.512% due 10/25/2036 ^~	1,228	1,048
4.539% due 04/25/2037 ^~	106	89
4.637% due 04/25/2036 ~	1,892	1,753
5.500% due 06/26/2023	2	2
6.000% due 06/25/2036 ^	286	244
6.000% due 06/25/2037 ^	448	409

54	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 11/25/2037 ^	$1,001	$836

Wells Fargo-RBS Commercial Mortgage Trust
0.454% due 03/15/2047 ~(a)	83,202	316
1.235% due 03/15/2047 ~(a)	61,460	335

Total Non-Agency Mortgage-Backed Securities (Cost $45,484,988)		41,166,458

ASSET-BACKED SECURITIES 11.2%

Aames Mortgage Investment Trust
6.045% due 06/25/2035 •	517	514
6.870% due 01/25/2035 •	3,610	3,382

ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030 ~	7,133	6,793

Academic Loan Funding Trust
5.645% due 12/26/2044 •	1,859	1,803

Accredited Mortgage Loan Trust
5.065% due 02/25/2037 ~	25,211	23,694
5.115% due 09/25/2036 ~	1,486	1,351
5.115% due 02/25/2037 ~	5,000	4,175
5.445% due 07/25/2034 •	2,104	2,017
5.565% due 09/25/2035 •	2,322	2,269
5.715% due 09/25/2035 •	4,200	3,819

ACE Securities Corp. Home Equity Loan Trust
4.915% due 11/25/2036 •	8,052	3,361
4.965% due 10/25/2036 •	156	60
4.965% due 11/25/2036 •	14,551	6,103
4.985% due 12/25/2036 •	15,890	8,506
5.015% due 11/25/2036 •	6,482	2,731
5.025% due 07/25/2036 ^•	36,798	9,730
5.065% due 11/25/2036 •	8,705	3,684
5.085% due 12/25/2036 •	8,045	2,853

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.085% due 01/25/2037 •	$1,209	$703
5.105% due 12/25/2036 •	101,795	55,618
5.125% due 07/25/2036 •	51,434	41,219
5.125% due 10/25/2036 •	44,241	21,933
5.145% due 04/25/2036 •	7,181	6,919
5.145% due 07/25/2036 ^•	9,662	2,555
5.145% due 07/25/2036 •	26,323	7,701
5.185% due 01/25/2037 •	1,290	750
5.225% due 02/25/2036 ~	15,506	15,150
5.325% due 07/25/2036 •	18,503	5,464
5.345% due 07/25/2036 •	24,498	6,478
5.345% due 01/25/2037 •	1,209	703
5.385% due 08/25/2036 •	9,666	8,272
5.445% due 02/25/2036 •	1,168	1,144
5.505% due 11/25/2035 •	862	863
5.745% due 09/25/2033 •	1,101	1,043
5.745% due 12/25/2034 •	1,125	990
5.775% due 02/25/2036 ^•	1,388	1,314
5.820% due 06/25/2034 ~	7,272	6,595
5.820% due 07/25/2035 •	1,364	1,359
5.850% due 07/25/2035 •	17,500	16,813
5.880% due 06/25/2035 •	5,655	5,213
5.895% due 12/25/2033 •	898	864
5.895% due 08/25/2045 •	1,068	1,061
5.970% due 04/25/2035 •	3,371	2,823
8.040% due 06/25/2034 •	847	638

Aegis Asset-Backed Securities Trust
5.085% due 01/25/2037 •	6,263	4,695
5.595% due 03/25/2035 •	5,325	4,184

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
5.550% due 10/25/2035 •	6,213	5,657
5.895% due 01/25/2034 •	588	565
6.570% due 10/25/2034 •	1,352	1,335
6.675% due 12/25/2034 ~	7,826	6,926
6.945% due 12/25/2034 •	111	37

AFC Home Equity Loan Trust
5.445% due 09/27/2027 •	17	17
5.495% due 09/22/2028 ~	49	47
5.725% due 02/25/2029 •	160	152

ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 ~	5,127	4,593
5.112% due 07/15/2037 •	10,023	8,920
5.192% due 07/15/2037 •	27,000	22,410
5.298% due 12/23/2037 •	7,902	7,231
5.338% due 09/23/2037 •	11,491	9,998
5.348% due 12/23/2036 ~	11,589	9,824
5.358% due 09/23/2036 •	14,502	12,761
5.378% due 06/23/2036 •	11,907	10,954
5.418% due 09/23/2037 •	2,255	1,849
5.468% due 06/23/2036 •	27,500	24,200
5.468% due 12/23/2036 ~	7,500	5,850
5.488% due 12/23/2035 •	20,821	19,155
5.502% due 07/30/2034 ~	7,000	6,160
5.518% due 09/23/2036 •	12,000	10,080

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	55

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.542% due 05/01/2034 •	$2,676	$2,489
5.618% due 03/23/2035 •	5,000	4,450
5.668% due 12/23/2034 •	4,750	4,489
5.768% due 09/23/2038 •	44,346	39,911
5.968% due 09/23/2038 •	10,000	8,400

Ameriquest Mortgage Securities Trust
4.945% due 10/25/2036 •	7,564	2,317
5.020% due 10/25/2036 •	3,465	1,904
5.085% due 10/25/2036 •	18,887	5,787
5.400% due 04/25/2036 •	13,000	12,008
5.505% due 03/25/2036 •	11,988	8,784

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.730% due 11/25/2034 •	2,782	2,697
3.901% due 04/25/2034 •	981	868
5.371% due 12/25/2033 •	96	96
5.550% due 01/25/2036 •	42	42
5.595% due 01/25/2036 •	8,000	7,648
5.640% due 03/25/2035 ~	277	277
5.715% due 07/25/2034 •	39	39
5.715% due 01/25/2036 •	14,093	13,233
5.760% due 01/25/2035 ~	681	656
5.805% due 10/25/2035 •	1,918	1,711
5.820% due 05/25/2035 ~	3,800	3,594
5.820% due 07/25/2035 •	5,050	4,766
5.820% due 08/25/2035 •	669	668
5.820% due 09/25/2035 •	7,500	6,046
5.865% due 10/25/2034 •	1,322	1,301
5.865% due 01/25/2035 •	1,184	1,055
5.895% due 05/25/2035 •	588	528
6.015% due 03/25/2035 •	6,952	6,413
6.120% due 08/25/2035 •	2,782	2,644
6.405% due 01/25/2035 •	2,184	1,798
6.570% due 05/25/2034 •	11,176	10,578
6.570% due 08/25/2035 ~	14,800	13,363
6.600% due 10/25/2034 •	1,813	1,704
7.620% due 03/25/2033 •	54	35
8.220% due 11/25/2032 ^•	1,525	1,462
8.370% due 11/25/2032 ^~	3	0
10.095% due 02/25/2033 •	1,241	1,079

Amortizing Residential Collateral Trust
5.545% due 10/25/2031 •	11	11
5.670% due 08/25/2031 •	204	224
5.880% due 07/25/2032 •	9	8
6.245% due 01/25/2033 •	43	42
6.645% due 07/25/2032 •	40	39

Apidos CLO
5.758% due 10/20/2030 •	2,350	2,319
6.012% due 04/15/2033 •	3,000	2,946

Argent Securities Trust
4.955% due 09/25/2036 ~	6,983	2,282
5.025% due 07/25/2036 •	5,134	1,384
5.085% due 09/25/2036 •	4,362	1,426
5.145% due 06/25/2036 ~	33,023	9,096
5.145% due 07/25/2036 •	98,041	60,737

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.195% due 04/25/2036 •	$20,245	$11,855
5.205% due 04/25/2036 •	6,912	2,293
5.225% due 03/25/2036 ~	2,863	2,557
5.325% due 06/25/2036 •	5,651	1,557
5.325% due 07/25/2036 •	5,463	1,472
5.385% due 05/25/2036 ~	16,079	3,994
5.405% due 04/25/2036 •	6,873	2,286

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.435% due 10/25/2034 •	1,348	1,316
5.535% due 11/25/2035 •	2,774	2,316
5.580% due 10/25/2035 ~	3,197	3,107
5.605% due 02/25/2036 •	3,034	2,289
6.645% due 11/25/2034 •	3,311	2,961
6.720% due 11/25/2034 ~	283	227
6.945% due 11/25/2034 •	73	86

Asset-Backed Funding Certificates Trust
4.955% due 01/25/2037 •	10,361	6,003
4.975% due 01/25/2037 •	44,193	30,706
4.985% due 10/25/2036 •	37,147	30,510
4.995% due 10/25/2036 •	3,133	3,066
5.005% due 01/25/2037 •	58,153	33,810
5.065% due 01/25/2037 •	34,745	20,270
5.125% due 11/25/2036 •	6,699	3,975
5.145% due 09/25/2036 •	5,259	5,179
5.165% due 11/25/2036 •	13,189	5,721
5.265% due 09/25/2036 ^•	31,676	27,998
5.345% due 11/25/2036 •	2,662	1,155
5.505% due 03/25/2035 •	3,653	3,496
5.625% due 09/25/2033 •	881	793
5.745% due 02/25/2034 •	3,290	3,199
5.820% due 06/25/2035 •	14,380	12,925
5.845% due 06/25/2037 •	2,514	1,936
5.850% due 03/25/2035 •	1,539	1,313
5.970% due 12/25/2032 ~	37	36
5.970% due 12/25/2032 •	192	214
6.615% due 12/25/2033 •	2,097	1,963
7.020% due 01/25/2034 •	312	205
7.545% due 07/25/2033 •	276	256

Asset-Backed Securities Corp. Home Equity Loan Trust
3.245% due 07/25/2036 •	312	308
3.766% due 03/25/2036 •	10,132	8,559
3.946% due 12/25/2036 •	2,854	2,686
4.170% due 12/25/2036 ~	3,700	3,210
4.180% due 01/25/2036 •	9,457	8,054
5.745% due 06/25/2035 •	7,072	6,837
5.865% due 07/25/2035 •	5,000	4,730
5.940% due 02/25/2035 •	87	86
5.955% due 07/25/2035 •	3,794	3,216
6.334% due 03/15/2032 •	127	125

BankAmerica Manufactured Housing Contract Trust
7.331% due 12/10/2025 ~	5,000	1,049

Basic Asset-Backed Securities Trust
5.415% due 04/25/2036 •	8,940	8,268

56	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Financial Acquisition Trust
5.356% due 05/28/2037 •	$3,699	$3,281

Bayview Financial Asset Trust
5.295% due 03/25/2037 •	4,137	4,047
5.645% due 03/25/2037 •	2,150	2,062
5.745% due 03/25/2037 ~	2,249	2,179
5.995% due 03/25/2037 •	1,222	1,195
6.345% due 03/25/2037 •	1,132	1,126

Bayview Financial Mortgage Pass-Through Trust
5.701% due 04/28/2036 •	5,774	5,573

Bayview Financial Revolving Asset Trust
5.761% due 12/28/2040 •	1,341	1,318

Bear Stearns Asset-Backed Securities Trust
3.147% due 10/25/2036 ~	51	39
3.248% due 09/25/2034 •	40	38
4.188% due 07/25/2036 •	787	693
4.985% due 04/25/2037 •	5,190	7,273
5.015% due 12/25/2036 ^•	5,529	6,702
5.065% due 06/25/2047 •	250	250
5.085% due 06/25/2047 •	2,575	2,564
5.124% due 11/25/2035 ^•	25,189	23,186
5.145% due 11/25/2036 ~	1,078	1,032
5.145% due 06/25/2047 •	750	714
5.157% due 02/25/2036 •	9,785	9,264
5.165% due 08/25/2036 •	1,480	1,412
5.185% due 10/25/2036 ~	2,287	2,264
5.195% due 05/25/2037 ^~	14,775	11,320
5.295% due 06/25/2036 •	8,448	8,351
5.295% due 01/25/2047 ~	12,882	12,339
5.325% due 02/25/2037 •	26,379	23,294
5.385% due 05/25/2036 •	26,237	23,457
5.415% due 04/25/2036 •	6,608	9,034
5.475% due 12/25/2035 •	569	567
5.490% due 12/25/2035 •	2,151	2,113
5.500% due 08/25/2036	219	217
5.505% due 10/25/2032 •	5	5
5.505% due 12/25/2035 ^•	3,400	3,378
5.512% due 05/25/2035 •	2,043	1,986
5.520% due 12/25/2035 •	10,821	10,276
5.520% due 08/25/2036 •	1,849	1,833
5.605% due 01/25/2037 •	3,133	3,038
5.625% due 12/25/2035 ~	9,423	9,111
5.645% due 10/27/2032 •	37	36
5.645% due 09/25/2046 •	2,678	2,488
5.741% due 08/25/2034 •	78	77
5.795% due 10/25/2037 ~	7,702	7,212
5.799% due 01/25/2035 •	961	922
5.820% due 02/25/2034 •	1,013	961
5.845% due 10/25/2037 •	30	30
5.845% due 10/25/2037 ~	9,487	9,109
5.845% due 11/25/2042 •	695	676
5.850% due 06/25/2035 •	10,926	10,407
5.865% due 10/25/2035 •	6,671	6,468
5.895% due 08/25/2037 •	782	646
5.925% due 06/25/2035 •	6,710	6,402

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.970% due 02/25/2035 •	$850	$845
6.000% due 08/25/2036	2,732	2,406
6.195% due 01/25/2036 •	631	628
6.500% due 08/25/2036 ^	3,113	1,423
7.095% due 04/25/2036 •	8,942	8,882
7.470% due 09/25/2035 •	6,590	6,505

Bear Stearns Second Lien Trust
5.035% due 01/25/2037 •	1,106	1,054
5.285% due 08/25/2037 •	5,391	4,962

Bear Stearns Structured Products, Inc. Trust
6.845% due 03/25/2037 •	4,806	4,733

Benefit Street Partners CLO Ltd.
5.962% due 07/15/2034 •	2,500	2,449

BNC Mortgage Loan Trust
4.361% due 10/25/2036 •	8,139	5,879
5.055% due 07/25/2037 •	6,213	5,563
5.165% due 11/25/2036 •	300	290

Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029 ~	2	2
6.530% due 10/15/2028 ~	513	498
6.975% due 12/15/2029 ~	8,918	1,172
7.180% due 12/15/2029 ~	22,628	3,062
7.575% due 06/15/2030 ~	16,139	2,197
7.935% due 12/15/2030 ~	3,963	3,855

BPCRE Holder LLC
7.091% due 01/16/2037 •	51,700	51,233

Buckingham CDO Ltd.
4.830% due 09/05/2051 •	990,065	29,191
4.881% due 04/05/2041 •	643,393	48,415

Camber PLC
1.571% due 11/09/2053 •	183,696	1,372

Carrington Mortgage Loan Trust
4.995% due 04/25/2036 ^•	29,194	27,766
4.995% due 08/25/2036 •	6,898	6,481
5.065% due 01/25/2037 •	17,797	12,850
5.095% due 10/25/2036 •	5,144	3,979
5.105% due 02/25/2037 •	10,290	9,214
5.265% due 12/26/2036 •	8,317	6,375
5.385% due 02/25/2036 •	10,000	8,836
5.550% due 12/25/2035 ~	233	233
5.835% due 06/25/2035 •	4,384	4,247
5.895% due 05/25/2035 ~	6,490	6,156

CDC Mortgage Capital Trust
5.760% due 11/25/2034 •	36	37
6.645% due 06/25/2034 •	543	541

Centex Home Equity Loan Trust
4.735% due 06/25/2034 •	261	244
5.145% due 01/25/2032 •	29	28
5.295% due 06/25/2036 •	121	121
5.305% due 07/25/2032 •	54	48
5.325% due 06/25/2036 •	31,200	29,930
5.490% due 03/25/2035 ~	659	649
5.495% due 09/25/2032 •	440	426
5.535% due 03/25/2035 •	1,173	1,119

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	57

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.565% due 01/25/2035 ~	$320	$316
5.670% due 01/25/2035 •	475	448
5.760% due 10/25/2035 •	343	342
5.775% due 09/25/2034 •	3,285	3,127
5.790% due 03/25/2034 •	91	88
5.805% due 10/25/2035 •	4,093	3,987
6.045% due 01/25/2035 ~	825	767
6.260% due 09/25/2034 þ	768	721
6.575% due 03/25/2033 •	61	56
6.595% due 01/25/2034 •	20	19
6.645% due 10/25/2035 •	12,568	11,449

Chase Funding Loan Acquisition Trust
5.700% due 06/25/2034 •	7,118	6,752

Chase Funding Trust
4.725% due 05/25/2033	399	376
5.345% due 05/25/2032 •	52	51
5.445% due 07/25/2033 •	9	8

CHEC Loan Trust
5.805% due 06/25/2034 •	146	142

CIT Group Home Equity Loan Trust
5.820% due 12/25/2031 •	71	70

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •	9,304	9,270
6.345% due 10/25/2037 •	30,000	28,769

Citicorp Residential Mortgage Trust
4.720% due 11/25/2036 þ	1,328	1,235
4.909% due 09/25/2036 þ	27,294	26,048

Citigroup Mortgage Loan Trust
4.258% due 10/25/2037 þ	15,409	14,326
4.905% due 07/25/2045 •	1,356	950
4.925% due 01/25/2037 •	11,678	8,492
5.015% due 05/25/2037 ~	11,020	9,319
5.015% due 05/25/2037 •	26,071	18,193
5.025% due 01/25/2037 ~	69,761	50,906
5.035% due 05/25/2037 •	33,133	21,854
5.045% due 12/25/2036 •	3,298	2,149
5.095% due 01/25/2037 ~	22,711	16,588
5.105% due 03/25/2037 •	31,262	26,431
5.115% due 05/25/2037 •	25,635	22,812
5.125% due 12/25/2036 •	6,553	6,183
5.165% due 09/25/2036 •	4,792	4,171
5.165% due 12/25/2036 ~	6,691	4,389
5.220% due 12/25/2036 ^•	14,644	13,539
5.265% due 12/25/2036 •	7,304	7,137
5.265% due 06/25/2037 ~	6,302	4,882
5.295% due 08/25/2036 •	7,800	7,441
5.295% due 10/25/2036 •	4,816	4,764
5.295% due 01/25/2037 •	2,500	2,266
5.345% due 08/25/2036 •	4,962	4,796
5.365% due 03/25/2036 •	4,061	3,609
5.445% due 12/25/2035 ^•	14,912	13,992
5.520% due 10/25/2035 ^•	524	508
5.520% due 03/25/2037 •	31,137	30,354
5.545% due 11/25/2046 •	12,375	9,967

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.550% due 01/25/2036 •		$4,647	$4,564
5.749% due 08/25/2035 þ		18	16
5.830% due 11/25/2034 þ		2,720	2,688
5.895% due 02/25/2035 •		545	539
6.485% due 05/25/2036 þ		12,062	4,503

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
5.790% due 10/25/2034 •		4,301	4,054
6.420% due 10/25/2034 •		499	402

Cologix Canadian Issuer LP
4.940% due 01/25/2052	CAD	20,400	13,979

Commonbond Student Loan Trust
1.980% due 08/25/2050		$985	846

Conseco Finance Corp.
6.280% due 09/01/2030		387	387
6.440% due 12/01/2030		4,041	4,007
7.220% due 03/15/2028 ~		1,578	1,570
7.860% due 03/01/2030 ~		11,874	4,974

Conseco Finance Securitizations Corp.
6.712% due 12/01/2033 •		656	656
7.360% due 06/01/2030 ~		53,444	20,032
7.410% due 05/01/2033 þ		7,678	7,611
7.424% due 03/01/2033 ~		2,078	2,074
7.490% due 07/01/2031 þ		14,459	14,640
7.770% due 09/01/2031 þ		6,616	6,602
7.954% due 12/01/2033 ~		292	293
7.960% due 05/01/2031		21,213	6,600
7.970% due 05/01/2032		7,164	1,438
8.060% due 09/01/2029 ~		7,260	1,598
8.200% due 05/01/2031		29,533	9,459
8.260% due 12/01/2030 ~		74,286	20,315
8.310% due 05/01/2032 ~		40,754	8,518
8.850% due 12/01/2030 ~		1,831	360

Countrywide Asset-Backed Certificates
5.125% due 03/25/2037 •		10,320	10,023
5.135% due 05/25/2047 ~		1,143	1,078
5.245% due 02/25/2037 ~		1,854	1,684
5.280% due 11/25/2036 •		15,200	13,878
5.325% due 11/25/2036 •		2,487	2,456
5.325% due 03/25/2037 ~		20,946	17,460
5.325% due 04/25/2037 •		6,304	5,137
5.345% due 01/25/2046 ^•		35,511	33,157
5.445% due 06/25/2033 •		16	15
5.525% due 12/25/2036 ^•		8,090	6,060
5.545% due 12/25/2033 •		571	547
5.550% due 09/25/2035 •		8,894	8,268
5.595% due 05/25/2034 •		114	112
5.745% due 03/25/2047 ^•		6,189	5,092
5.820% due 12/25/2035 •		6,075	5,954
5.895% due 07/25/2033 ~		459	449
6.045% due 10/25/2035 •		4,073	3,979
6.420% due 08/25/2034 •		6,263	5,282

Countrywide Asset-Backed Certificates Trust
4.334% due 10/25/2046 ^~		229	229
4.462% due 01/25/2037 •		16,747	16,252

58	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.776% due 05/25/2036 •	$22,800	$20,133
4.985% due 05/25/2035 •	17,477	16,853
4.985% due 06/25/2035 •	14,218	12,813
4.985% due 05/25/2037 ~	37,035	33,882
4.985% due 06/25/2037 •	16,980	15,528
4.985% due 07/25/2037 ^~	8,117	7,952
4.985% due 07/25/2037 •	50,359	45,403
4.985% due 08/25/2037 •	2,264	2,227
4.985% due 08/25/2037 ^•	60,600	52,241
4.985% due 04/25/2047 •	14,974	14,248
4.985% due 06/25/2047 ^•	6,943	6,143
4.985% due 06/25/2047 •	32,826	30,033
4.995% due 04/25/2047 ^•	419	418
5.005% due 09/25/2046 •	556	553
5.025% due 06/25/2047 •	6,069	5,630
5.025% due 11/25/2047 ^•	22,005	20,891
5.035% due 11/25/2037 •	13,824	12,603
5.045% due 09/25/2037 •	30,456	26,277
5.045% due 06/25/2047 ^•	19,405	16,540
5.045% due 09/25/2047 ^•	26,318	24,272
5.050% due 02/25/2036 ~	14	13
5.065% due 05/25/2037 •	3,216	3,040
5.065% due 06/25/2037 •	4,951	4,747
5.065% due 09/25/2037 ^•	6,280	6,456
5.065% due 06/25/2047 •	16,344	15,486
5.065% due 06/25/2047 ^•	40,181	35,869
5.065% due 09/25/2047 ^•	7,415	7,026
5.075% due 05/25/2037 •	13,085	12,165
5.075% due 07/25/2037 ^~	46,686	38,446
5.075% due 10/25/2047 •	4,228	4,146
5.095% due 02/25/2036 •	7,482	6,714
5.095% due 06/25/2047 •	22,899	21,918
5.095% due 11/25/2047 ^•	18,474	15,965
5.105% due 11/25/2037 •	52,103	45,859
5.105% due 04/25/2046 •	21,786	19,821
5.105% due 09/25/2046 •	10,880	10,288
5.125% due 02/25/2037 •	28,895	27,090
5.125% due 03/25/2037 •	27,102	25,959
5.125% due 06/25/2047 •	4,361	4,045
5.135% due 06/25/2037 •	10,555	10,039
5.135% due 10/25/2047 •	10,000	8,681
5.145% due 03/25/2047 ^•	8,375	8,166
5.165% due 05/25/2047 ^•	8,685	5,933
5.295% due 02/25/2037 •	11,279	10,992
5.325% due 09/25/2036 •	19,311	17,601
5.325% due 02/25/2037 •	9,904	9,488
5.325% due 02/25/2037 ^•	6,500	5,675
5.325% due 12/25/2046 •	16,030	14,953
5.345% due 04/25/2046 ^•	1,965	1,867
5.400% due 04/25/2036 •	7,680	7,516
5.505% due 08/25/2035 •	8,565	8,195
5.505% due 07/25/2036 ~	223	217
5.535% due 05/25/2036 •	4,296	4,242
5.545% due 03/25/2036 ^•	5,611	4,901
5.580% due 04/25/2036 ~	42,263	41,435
5.610% due 02/25/2036 •	16,978	16,603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 11/25/2034 •		$247	$232
5.645% due 08/25/2047 •		4,281	4,242
5.685% due 10/25/2047 •		12,575	11,966
5.700% due 08/25/2034 •		1,374	1,354
5.745% due 11/25/2034 •		224	213
5.745% due 05/25/2036 •		720	691
5.835% due 02/25/2036 •		6,000	5,293
5.850% due 07/25/2034 ~		525	524
5.850% due 10/25/2035 •		49	48
5.895% due 11/25/2034 ~		1,879	1,850
5.910% due 08/25/2035 •		3,707	3,689
5.940% due 07/25/2035 ~		65	65
5.940% due 04/25/2036 ^•		11,300	10,534
5.970% due 11/25/2035 •		4,018	3,881
5.985% due 01/25/2036 •		7,675	7,175
5.989% due 10/25/2046 ^~		9	9
6.570% due 05/25/2035 •		832	817
6.675% due 12/25/2035 ~		8,267	7,000
6.720% due 12/25/2034 •		2,422	2,366
6.720% due 07/25/2035 ~		7,400	6,965
6.795% due 08/25/2035 •		5,250	4,928
6.845% due 08/25/2047 •		67	67

Credit Suisse First Boston Mortgage Securities Corp.
4.909% due 08/25/2032 •		95	86
5.465% due 01/25/2032 •		5	5
5.666% due 02/25/2035 •		3,259	3,162

Credit-Based Asset Servicing & Securitization LLC
3.219% due 12/25/2035 þ		10,076	9,296
3.331% due 08/25/2035 •		4,410	3,837
3.449% due 12/25/2035 •		19,631	16,871
3.793% due 10/25/2034 •		1,889	1,707
3.887% due 12/25/2035 ~		1,709	1,506
4.737% due 07/25/2037 ~		4,895	3,225
4.837% due 07/25/2037 ~		4,524	2,986
4.957% due 07/25/2037 •		4,790	3,162
6.780% due 05/25/2035 þ		2,132	1,948

Credit-Based Asset Servicing & Securitization Trust
3.130% due 01/25/2037 ^þ		20,846	6,406
3.353% due 01/25/2037 ^•		492	152
3.485% due 07/25/2036 •		19,679	18,297
4.965% due 11/25/2036 •		62	29
5.125% due 10/25/2036 •		12,522	8,852
5.305% due 11/25/2036 •		5,542	2,581
5.325% due 10/25/2036 •		2,130	1,398

Credit-Based Asset-Backed Certificates
3.554% due 11/25/2035 ~		3,914	3,594

CSAB Mortgage-Backed Trust
5.737% due 05/25/2037 ~		14,785	3,836
6.589% due 12/25/2036 þ		16,514	3,268

CVC Cordatus Loan Fund DAC
3.043% due 07/21/2030 •	EUR	8,885	9,436

Davis Square Funding Ltd.
4.971% due 10/08/2040 •		$587,515	252,078
5.111% due 10/08/2040 •		44,806	9,294
5.291% due 10/08/2040 •		52,400	9,817

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	59

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DFC HEL Trust
6.720% due 12/25/2031 •	$1,717	$1,590

Duke Funding High Grade Ltd.
4.809% due 08/02/2049 •	776,047	7,591
4.899% due 08/02/2049 •	285,269	2,866
5.264% due 08/02/2049 •	102,000	10

Education Funding Trust
3.557% due 02/01/2050	47,049	40,128
3.947% due 02/01/2050	21,982	21,846
4.108% due 02/01/2050	33,266	32,592
4.714% due 02/01/2050	33,266	32,091

EFS Volunteer LLC
5.668% due 10/25/2035 •	405	405

Ellington Loan Acquisition Trust
5.895% due 05/25/2037 ~	36,504	34,623
6.345% due 05/25/2037 ~	690	661
6.345% due 05/25/2037 •	1,174	1,098
6.445% due 05/25/2037 •	11,088	9,050

EMC Mortgage Loan Trust
5.585% due 05/25/2040 •	43	41
5.945% due 08/25/2040 •	210	199
5.945% due 11/25/2041 •	28	25

Encore Credit Receivables Trust
5.535% due 07/25/2035 •	7,415	7,059
5.745% due 10/25/2035 ~	6,180	5,999

Equifirst Loan Securitization Trust
5.015% due 04/25/2037 •	31,752	26,916

EquiFirst Mortgage Loan Trust
5.775% due 04/25/2035 •	267	263
5.820% due 12/25/2034 •	6	6
5.850% due 04/25/2035 •	55	52
5.910% due 04/25/2035 •	1,904	1,725
6.345% due 12/25/2034 ~	238	230
6.570% due 12/25/2034 •	756	716
6.645% due 04/25/2035 •	4,623	3,767
7.320% due 12/25/2034 •	501	459
8.745% due 12/25/2034 •	982	927

Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033 þ	23	23

Fieldstone Mortgage Investment Trust
4.857% due 11/25/2036 •	1,705	986
5.225% due 05/25/2036 •	25,765	17,385
5.490% due 02/25/2036 •	2,690	2,374

Finance America Mortgage Loan Trust
5.895% due 09/25/2033 •	116	112

First Franklin Mortgage Loan Asset-Backed Certificates
5.670% due 05/25/2034 •	2,003	1,943
6.555% due 05/25/2034 •	80	73

First Franklin Mortgage Loan Trust
4.552% due 04/25/2035 •	3,474	3,311
4.830% due 03/25/2036 •	17,502	15,315
4.950% due 09/25/2036 •	1,686	1,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.960% due 07/25/2036 •	$311	$286
4.965% due 11/25/2036 •	6,705	6,165
4.965% due 11/25/2036 ~	3,551	3,200
4.995% due 12/25/2036 ~	8,704	7,919
5.005% due 11/25/2036 •	454	444
5.005% due 12/25/2037 ~	15,676	13,728
5.055% due 12/25/2037 •	12,972	11,405
5.125% due 12/25/2036 •	5,284	2,246
5.145% due 05/25/2036 •	1,758	1,660
5.145% due 08/25/2036 •	12,565	11,554
5.155% due 09/25/2036 •	29,090	26,498
5.155% due 11/25/2036 •	3,900	3,191
5.225% due 02/25/2036 •	13,262	11,793
5.285% due 01/25/2038 ~	296	159
5.415% due 02/25/2036 •	22,712	20,781
5.425% due 02/25/2036 •	6,341	6,285
5.505% due 01/25/2036 •	1,606	1,571
5.550% due 11/25/2036 •	8,437	8,027
5.565% due 11/25/2035 •	20,319	18,609
5.625% due 09/25/2035 ~	4,875	4,821
5.625% due 06/25/2036 •	11,281	10,897
5.670% due 06/25/2034 •	1,645	1,634
5.715% due 09/25/2034 •	174	175
5.745% due 07/25/2035 •	6,495	6,349
5.790% due 09/25/2035 •	10,118	8,823
5.795% due 07/25/2033 •	3,540	3,413
5.820% due 05/25/2035 ~	12,191	11,908
5.820% due 05/25/2035 •	14,348	13,470
5.850% due 09/25/2035 •	12,600	11,585
5.970% due 12/25/2034 •	896	908
6.030% due 12/25/2034 •	2,042	1,957
6.120% due 07/25/2034 •	6,628	6,426
6.270% due 10/25/2034 ~	1,095	1,079
6.345% due 03/25/2034 •	211	193
6.645% due 09/25/2034 •	581	573
6.720% due 07/25/2034 ~	241	236
7.320% due 03/25/2034 •	556	507

First Help Financial LLC
4.430% due 01/18/2028	20,235	19,764

Flagship Credit Auto Trust
4.760% due 05/17/2027	19,540	19,286

Fremont Home Loan Trust
4.975% due 11/25/2036 •	22,053	8,036
4.980% due 10/25/2036 •	10,311	8,595
5.045% due 08/25/2036 •	4,885	1,632
5.065% due 01/25/2037 ~	23,945	11,079
5.165% due 08/25/2036 •	32,393	10,822
5.185% due 02/25/2036 ~	9,993	9,457
5.185% due 02/25/2037 •	15,793	5,543
5.325% due 08/25/2036 ~	5,941	1,985
5.345% due 05/25/2036 •	6,388	3,680
5.385% due 04/25/2036 •	30,895	26,743
5.460% due 11/25/2035 •	2,400	2,052
5.520% due 01/25/2036 •	44,985	32,500
5.775% due 06/25/2035 ^•	1,137	1,005

60	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.895% due 11/25/2034 •		$5,761	$5,365
5.910% due 06/25/2035 •		3,690	3,462
6.000% due 06/25/2035 •		17,148	13,117

Galaxy CLO Ltd.
5.762% due 10/15/2030 •		3,947	3,910

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	80,171	56,556

GE-WMC Mortgage Securities Trust
4.925% due 08/25/2036 •		$3	1
5.105% due 08/25/2036 •		3,018	2,767

Goal Structured Solutions Trust
5.495% due 09/25/2041 •		8,609	8,421

Greenpoint Manufactured Housing
8.324% due 06/08/2031 •		6,583	6,202

GS Mortgage Securities Corp.
0.000% due 02/27/2062 «		1,271	1,280
4.307% due 02/27/2062 «		394,782	362,735

GSAA Home Equity Trust
4.965% due 05/25/2036 •		5,986	1,490
4.985% due 03/25/2036 •		21	8
5.085% due 06/25/2036 •		45,147	9,909
5.185% due 10/25/2036 •		38,335	10,304
5.185% due 02/25/2037 •		8,415	2,598
5.205% due 03/25/2036 •		20,751	7,606
5.205% due 05/25/2036 •		17,411	4,467
5.285% due 05/25/2047 •		1,417	908
5.325% due 06/25/2036 •		2,822	877
5.344% due 09/25/2035 ~		170	117
5.385% due 03/25/2036 ~		15,662	8,160
5.485% due 04/25/2047 •		11,479	5,510
5.545% due 08/25/2037 •		2,267	2,187
5.580% due 06/25/2035 •		2,848	2,651
5.585% due 10/25/2035 •		1,912	1,880
5.640% due 08/25/2035 ~		4,304	3,929
5.772% due 11/25/2036 ^~		7,242	2,192
5.820% due 06/25/2034 •		282	260
6.000% due 11/25/2037 ^		684	425
6.423% due 11/25/2036 þ		21,022	6,351
6.720% due 04/25/2034 þ		2,945	2,867
6.948% due 06/25/2036 þ		19,395	5,210

GSAMP Trust
3.772% due 11/25/2034 •		1,956	1,864
3.772% due 10/25/2036 ^•		1,500	13
4.915% due 12/25/2036 ~		628	308
4.925% due 11/25/2036 •		993	474
4.935% due 01/25/2037 •		6,338	3,787
4.975% due 12/25/2046 •		5,302	2,933
4.985% due 11/25/2036 ~		18,997	9,050
4.985% due 11/25/2036 •		24,175	11,549
5.005% due 08/25/2036 •		4,930	3,912
5.015% due 12/25/2036 ~		5,316	2,604
5.015% due 01/25/2037 •		1,786	1,711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.025% due 11/25/2035 •	$185	$20
5.045% due 11/25/2036 •	13,567	6,481
5.115% due 03/25/2047 •	12,148	11,166
5.125% due 06/25/2036 •	7,485	7,147
5.125% due 08/25/2036 •	11,004	10,480
5.145% due 05/25/2046 •	3,858	3,788
5.165% due 04/25/2036 •	1,969	1,260
5.215% due 03/25/2047 •	2,000	1,492
5.295% due 06/25/2036 •	7,029	5,624
5.325% due 12/25/2035 •	238	239
5.325% due 06/25/2036 •	3,651	1,938
5.385% due 02/25/2036 •	13,199	12,218
5.490% due 11/25/2035 ^•	10,217	8,868
5.520% due 11/25/2035 •	123	115
5.625% due 07/25/2045 •	10,266	9,968
5.730% due 07/25/2045 •	6,976	6,162
5.745% due 11/25/2035 •	3,179	2,960
5.790% due 11/25/2035 •	4,016	3,389
5.820% due 03/25/2035 ^•	3,309	2,936
5.895% due 06/25/2035 •	1,220	1,213
6.570% due 12/25/2034 •	7,981	7,661

Halseypoint CLO Ltd.
5.908% due 07/20/2031 •	496	490

Harley Marine Financing LLC
6.682% due 05/15/2043 «þ	44,852	41,432

Hildene TruPS Securitization Ltd.
6.669% due 05/22/2039 •	2,500	2,400

Home Equity Asset Trust
4.833% due 10/25/2035 •	3,300	3,147
5.145% due 10/25/2036 •	3,810	3,694
5.165% due 08/25/2036 •	264	262
5.460% due 04/25/2036 •	8	8
5.505% due 04/25/2036 •	7,054	6,140
5.550% due 01/25/2036 •	4,282	4,029
5.550% due 04/25/2036 •	18,000	17,169
5.605% due 11/25/2032 •	128	108
5.790% due 11/25/2035 •	7,552	7,039
5.817% due 06/25/2032 ^•	856	828
7.395% due 03/25/2033 •	1,901	1,775

Home Equity Mortgage Loan Asset-Backed Trust
5.005% due 11/25/2036 •	10,498	8,911
5.005% due 07/25/2037 •	380	203
5.015% due 04/25/2037 •	3,615	2,492
5.035% due 07/25/2037 •	48,423	19,586
5.045% due 07/25/2037 •	16,280	8,706
5.065% due 04/25/2037 •	43,514	32,394
5.085% due 11/25/2036 •	7,998	6,378
5.165% due 04/25/2037 •	9,609	8,134
5.225% due 06/25/2036 ~	1,013	992
5.325% due 08/25/2036 •	6,315	5,447
5.405% due 06/25/2036 •	8,000	6,936
5.445% due 03/25/2036 •	21,657	19,063
5.505% due 03/25/2036 •	14,859	13,602
5.625% due 10/25/2035 •	13,050	11,449
5.910% due 08/25/2035 •	4,750	4,382

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	61

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hout Bay Corp.
4.422% due 07/05/2041 •	$434,530	$74,128
4.622% due 07/05/2041 •	34,165	3,700
4.752% due 07/05/2041 ~	4,046	0

HSI Asset Loan Obligation Trust
4.488% due 12/25/2036 þ	8,502	2,895

HSI Asset Securitization Corp. Trust
4.945% due 10/25/2036 •	2,315	943
4.985% due 12/25/2036 ~	13,248	11,113
4.985% due 01/25/2037 ~	50,018	39,052
5.035% due 04/25/2037 •	14,816	7,680
5.065% due 10/25/2036 •	15,772	6,470
5.105% due 04/25/2037 ~	5,969	3,113
5.165% due 10/25/2036 •	8,165	3,367
5.165% due 05/25/2037 •	3,727	3,702
5.185% due 12/25/2036 •	27,286	7,309
5.220% due 05/25/2037 •	2,200	2,096
5.325% due 10/25/2036 •	1,819	756
5.340% due 02/25/2036 •	6,573	6,139
5.370% due 02/25/2036 •	16,250	13,663
5.430% due 01/25/2036 •	9,890	9,598
5.460% due 01/25/2036 •	4,530	4,040

IMC Home Equity Loan Trust
7.520% due 08/20/2028	7	7

IndyMac INDB Mortgage Loan Trust
5.165% due 07/25/2036 ~	27,654	8,514

IXIS Real Estate Capital Trust
4.905% due 05/25/2037 •	5,462	1,400
5.005% due 05/25/2037 •	32,880	8,441
5.145% due 01/25/2037 •	75,291	29,164
5.165% due 08/25/2036 •	61,755	17,097
5.245% due 03/25/2036 ^•	10,471	5,278
5.365% due 08/25/2036 •	31,354	8,680
5.475% due 02/25/2036 •	151	163
5.790% due 02/25/2035 •	710	695

JP Morgan Mortgage Acquisition Corp.
5.355% due 02/25/2036 ^•	5,040	4,887
5.385% due 03/25/2036 ~	39,173	35,699
5.430% due 01/25/2036 •	14,000	13,211
5.490% due 05/25/2035 •	16,317	12,757
5.550% due 09/25/2035 •	6,034	5,917
5.775% due 06/25/2035 •	16,467	14,862
5.820% due 12/25/2035 •	8,091	7,235

JP Morgan Mortgage Acquisition Trust
4.331% due 07/25/2036 ~	6,033	5,879
4.437% due 10/25/2030 ^þ	3,181	1,758
4.437% due 01/25/2037 ^þ	12	7
4.521% due 03/25/2047 •	109	68
4.522% due 11/25/2036 •	11,081	9,781
4.703% due 11/25/2036 •	1,794	1,668
5.065% due 08/25/2036 •	2,199	1,589
5.085% due 05/25/2037 •	21,393	19,142
5.105% due 08/25/2036 ~	7,599	7,343
5.115% due 07/25/2036 •	23,921	19,861

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 07/25/2036 •	$19,380	$18,746
5.280% due 05/25/2036 •	19,000	16,247
5.285% due 07/25/2036 •	3,200	2,822
5.325% due 04/25/2036 •	22,015	20,473
5.325% due 08/25/2036 •	18,501	13,507
6.330% due 07/25/2036 ^þ	5,172	1,507
6.910% due 07/25/2036 ^þ	7,375	2,145

Jupiter High-Grade CDO Ltd.
0.257% due 06/08/2042 ~	34,500	5,438
5.278% due 06/08/2042 •	421,863	151,558
5.458% due 06/08/2042 •	44,531	6,808
5.608% due 06/08/2042 •	60,401	9,415

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	16,264	13,418

KGS-Alpha SBA COOF Trust
1.050% due 04/25/2038 «~(a)	9,818	204

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	1,259	1,032

Lehman XS Trust
4.303% due 05/25/2037 þ	363	354
5.015% due 02/25/2037 ^•	18,606	13,651
5.025% due 02/25/2037 •	12,961	11,533
5.165% due 05/25/2036 •	14,894	12,467
5.305% due 02/25/2037 •	7,143	5,136
5.405% due 05/25/2036 •	1,858	1,858
5.595% due 10/25/2035 •	495	506
6.640% due 04/25/2036 þ	10,848	10,436

LendingClub Receivables Trust
3.500% due 02/15/2046	2,382	2,369
3.600% due 02/15/2046	2,471	2,451
3.750% due 10/15/2025	3,429	3,412

Lendingpoint Asset Securitization Trust
1.680% due 06/15/2029	12,422	12,347
4.770% due 10/15/2029	16,752	16,444

LendingPoint Pass-Through Trust
5.700% due 07/15/2029	19,510	19,211

Long Beach Mortgage Loan Trust
4.945% due 12/25/2036 •	14,480	5,412
5.005% due 12/25/2036 •	2,814	1,929
5.015% due 12/25/2036 ~	34,763	13,047
5.025% due 09/25/2036 •	10,397	2,887
5.065% due 11/25/2036 •	7,028	2,146
5.075% due 12/25/2036 •	23,871	8,989
5.135% due 07/25/2036 •	14,003	10,118
5.145% due 05/25/2036 •	44,402	25,531
5.145% due 06/25/2036 •	56,021	26,763
5.145% due 09/25/2036 •	40,437	25,792
5.155% due 08/25/2036 •	27,276	14,871
5.155% due 10/25/2036 •	45,022	25,168
5.165% due 08/25/2036 •	25,998	10,981
5.165% due 10/25/2036 •	22,189	7,008
5.165% due 05/25/2046 •	7,461	6,690
5.225% due 03/25/2046 •	27,107	9,899
5.245% due 01/25/2036 ~	16,696	15,904

62	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.285% due 02/25/2036 •	$12,195	$11,769
5.285% due 11/25/2036 ~	10,221	3,146
5.325% due 08/25/2036 •	6,210	2,635
5.365% due 05/25/2036 ~	15,275	4,769
5.445% due 01/25/2036 •	33,879	30,606
5.475% due 01/25/2046 •	47,943	44,069
5.490% due 11/25/2035 ~	4,932	4,915
5.625% due 08/25/2035 •	492	473
5.640% due 06/25/2034 ~	1,609	1,536
5.700% due 07/25/2034 •	1,603	1,519
5.970% due 07/25/2033 •	1,921	1,848
6.045% due 11/25/2034 •	4,193	3,730
6.075% due 06/25/2033 •	2,848	2,752

Madison Avenue Manufactured Housing Contract Trust
8.095% due 03/25/2032 ~	1,649	1,649

Madison Park Funding Ltd.
5.735% due 01/22/2028 •	19,968	19,835

Marble Point CLO Ltd.
6.088% due 01/20/2032 •	4,200	4,136

Marlette Funding Trust
0.000% due 04/16/2029 «(g)	7	417

MASTR Asset-Backed Securities Trust
4.895% due 10/25/2036 •	39,035	12,559
4.895% due 01/25/2037 •	34,732	9,835
4.945% due 08/25/2036 •	4,931	1,674
4.945% due 11/25/2036 •	316	103
4.945% due 01/25/2037 •	32,995	9,343
4.965% due 10/25/2036 •	32,188	10,450
4.990% due 10/25/2036 •	55,601	21,440
4.990% due 01/25/2037 •	26,934	7,862
5.005% due 01/25/2037 •	36,435	10,317
5.045% due 08/25/2036 •	10,447	3,333
5.045% due 10/25/2036 •	7,829	4,023
5.045% due 11/25/2036 •	13,748	8,274
5.055% due 05/25/2037 •	1,247	1,174
5.090% due 10/25/2036 •	6,178	2,415
5.105% due 10/25/2036 •	32,479	15,536
5.145% due 04/25/2036 ~	25,978	6,774
5.145% due 08/25/2036 •	40,131	13,688
5.145% due 05/25/2037 •	6,841	5,640
5.165% due 10/25/2036 •	3,123	1,605
5.245% due 04/25/2036 •	64,654	12,512
5.265% due 10/25/2036 •	8,706	4,477
5.265% due 11/25/2036 ~	19,201	6,331
5.325% due 06/25/2036 •	4,066	1,561
5.325% due 08/25/2036 •	48,063	16,287
5.365% due 06/25/2036 •	1,796	1,577
5.415% due 01/25/2036 ~	2,656	2,581
5.425% due 01/25/2036 •	2,941	2,855
5.595% due 03/25/2035 •	10,956	10,349
5.595% due 10/25/2035 ^•	11,590	10,528
5.850% due 03/25/2035 ~	2,000	1,926
5.995% due 08/25/2037 •	19,648	16,232
9.495% due 05/25/2033 •	3,646	3,429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Specialized Loan Trust
5.215% due 01/25/2037 •	$10,719	$4,311
5.365% due 02/25/2036 •	2,060	1,957

Mercury CDO Ltd.
5.858% due 12/08/2040 •	6,000	1,536

Merrill Lynch First Franklin Mortgage Loan Trust
5.185% due 04/25/2037 •	2,855	1,113
5.185% due 05/25/2037 •	27,138	20,364
5.325% due 05/25/2037 •	47,925	36,086
5.345% due 04/25/2037 ~	22,918	9,033
5.485% due 05/25/2037 •	29,946	22,635

Merrill Lynch Mortgage Investors Trust
4.965% due 11/25/2037 •	3,881	1,360
4.985% due 04/25/2047 •	3,875	1,637
4.990% due 08/25/2037 •	8,285	7,368
4.995% due 08/25/2037 •	351	327
5.045% due 07/25/2037 •	3,809	888
5.085% due 08/25/2037 •	371	274
5.085% due 10/25/2037 •	20,922	3,537
5.145% due 08/25/2037 ~	2,986	2,859
5.145% (US0001M + 0.300%) due 09/25/2037 ~	45,949	13,624
5.145% due 11/25/2037 •	23,676	8,384
5.165% due 03/25/2037 •	5,420	1,710
5.165% due 04/25/2037 •	10,951	5,507
5.165% due 07/25/2037 •	3,135	1,802
5.175% due 03/25/2037 ~	21,177	7,996
5.225% due 04/25/2047 •	2,781	1,175
5.295% due 02/25/2047 •	25,248	15,125
5.445% due 12/25/2036 •	11,071	10,189
5.445% due 01/25/2037 •	2,219	2,007
5.565% due 05/25/2036 •	224	220
5.715% due 05/25/2036 •	4,037	3,272
5.775% due 07/25/2035 •	8,043	7,706
5.820% due 04/25/2036 •	916	888
5.970% due 08/25/2036 •	1,642	1,805
8.408% due 04/25/2035 •	259	198

MESA Trust
8.070% due 11/25/2031 ^•	927	773

MF1 LLC
7.391% due 09/17/2037 •	128,500	127,435

Mid-State Trust
4.864% due 07/15/2038	359	349

MMcapS Funding Ltd.
5.412% due 12/01/2035 •	9,100	8,008

Morgan Stanley ABS Capital, Inc. Trust
4.905% due 05/25/2037 •	375	328
4.945% due 10/25/2036 •	4,213	1,871
4.945% due 11/25/2036 ~	1,624	918
4.955% due 03/25/2037 •	2,876	1,284
4.975% due 10/25/2036 •	15,251	13,407
4.975% due 12/25/2036 •	44,501	27,479
4.975% due 01/25/2037 •	22,091	10,852
4.985% due 10/25/2036 ~	36,706	16,330

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	63

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.985% due 11/25/2036 •	$2,759	$1,359
4.985% due 05/25/2037 •	18,016	15,246
4.995% due 10/25/2036 •	15,288	7,461
4.995% due 12/25/2036 •	4,338	2,236
5.005% due 09/25/2036 •	231	102
5.025% due 02/25/2037 •	25,014	8,387
5.025% due 03/25/2037 •	25,663	11,478
5.025% due 05/25/2037 •	12,025	10,564
5.045% due 02/25/2037 ~	9,123	4,487
5.045% due 05/25/2037 •	3,816	2,011
5.065% due 10/25/2036 •	1,300	580
5.065% due 11/25/2036 •	11,180	5,512
5.075% due 10/25/2036 •	8,732	4,284
5.075% due 02/25/2037 •	30,389	10,204
5.095% due 03/25/2037 ~	42,600	19,082
5.095% due 05/25/2037 •	10,417	9,169
5.105% due 09/25/2036 •	43,758	20,540
5.105% due 02/25/2037 •	22,135	10,898
5.105% due 05/25/2037 •	8,081	5,624
5.125% due 08/25/2036 ~	28,360	14,841
5.145% due 06/25/2036 •	2,188	1,127
5.145% due 09/25/2036 •	13,991	5,344
5.165% due 03/25/2036 •	4,960	4,895
5.165% due 09/25/2036 •	24,365	10,823
5.175% due 02/25/2037 •	7,581	3,735
5.305% due 09/25/2036 •	3,705	1,653
5.345% due 04/25/2036 •	14,536	13,249
5.345% due 08/25/2036 ~	11,398	5,990
5.385% due 03/25/2036 •	5,368	5,135
5.445% due 12/25/2035 •	12,427	11,386
5.465% due 12/25/2035 •	8,929	8,642
5.585% due 01/25/2034 •	3,812	3,650
5.655% due 04/25/2034 •	1,300	1,251
5.745% due 05/25/2034 •	3,479	3,322
5.775% due 07/25/2035 ~	5,091	4,884
5.835% due 06/25/2035 •	7,356	7,191
5.865% due 10/25/2033 •	298	293
5.880% due 07/25/2035 •	3,205	3,079
5.905% due 09/25/2034 ~	323	293
5.925% due 03/25/2033 •	26	26
6.095% due 07/25/2037 •	14,010	11,633
6.745% due 02/25/2047 ~	30,624	26,632

Morgan Stanley Capital, Inc. Trust
5.385% due 03/25/2036 ~	84,751	68,911
5.400% due 01/25/2036 •	700	527
5.425% due 01/25/2036 •	10,254	9,805
5.425% due 02/25/2036 •	5,660	5,568

Morgan Stanley Dean Witter Capital, Inc. Trust
6.195% due 02/25/2033 •	358	352
6.420% due 11/25/2032 •	110	110

Morgan Stanley Home Equity Loan Trust
4.945% due 12/25/2036 ~	3,471	1,717
4.945% due 04/25/2037 •	6,477	3,522
4.985% due 12/25/2036 •	42,658	21,161
5.015% due 04/25/2037 •	9,151	4,987

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.165% due 04/25/2036 •	$7,433	$5,258
5.195% due 04/25/2037 •	19,266	10,544
5.355% due 02/25/2036 •	657	589
5.365% due 04/25/2036 ~	11,332	8,071
5.835% due 05/25/2035 •	8,700	8,408

Morgan Stanley IXIS Real Estate Capital Trust
4.915% due 11/25/2036 •	8,177	2,707
4.955% due 11/25/2036 •	18,882	6,258
4.995% due 11/25/2036 •	1,554	515
5.065% due 11/25/2036 ~	20,743	6,888
5.145% due 07/25/2036 •	6,652	2,747
5.305% due 07/25/2036 •	25,889	10,756

Morgan Stanley Mortgage Loan Trust
5.185% due 10/25/2036 •	2,279	687
5.305% due 02/25/2037 •	2,925	764
5.565% due 04/25/2037 •	7,745	2,240
5.750% due 04/25/2037 ^~	317	165
6.000% due 02/25/2037 ^~	142	125
6.122% due 01/25/2047 þ	129	121
6.254% due 01/25/2047 þ	6,082	2,854
6.419% due 09/25/2046 ^þ	13,935	3,379
6.465% due 09/25/2046 ^þ	3,645	1,230
6.604% due 09/25/2046 þ	9,719	2,355

Morgan Stanley Structured Trust
5.145% due 06/25/2037 ~	52,875	47,946

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	61,425	17,573

Nationstar Home Equity Loan Trust
5.020% due 06/25/2037 •	329	320
5.075% due 03/25/2037 •	51	51
5.095% due 06/25/2037 •	2,719	2,204
5.115% due 03/25/2037 •	3,067	2,938
5.125% due 03/25/2037 •	5,542	5,032
5.205% due 09/25/2036 •	13,337	12,625
5.215% due 09/25/2036 •	1,338	1,177
5.255% due 04/25/2037 •	11,803	10,575

Navient Private Education Loan Trust
6.134% due 07/16/2040 •	24,116	24,011

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069	370	338
3.238% due 11/15/2045 ~	167,709	154,761

Navient Student Loan Trust
5.895% due 12/27/2066 •	1,734	1,698

New Century Home Equity Loan Trust
4.821% due 11/25/2033 þ	111	91
5.205% due 05/25/2036 •	590	573
5.580% due 10/25/2035 •	35,480	28,577
5.585% due 08/25/2034 •	109	105
5.610% due 02/25/2035 •	13,200	12,307
5.670% due 09/25/2035 •	2,670	2,643
5.790% due 09/25/2035 •	9,650	9,227
5.850% due 07/25/2035 •	15,750	15,174
5.895% due 07/25/2035 •	32,115	28,443
5.910% due 11/25/2034 •	7	7

64	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Rochelle Public Library Trust
4.459% due 09/25/2062 «	$187,758	$165,154
4.459% due 09/27/2062 «	7,906	6,954

Newcastle Investment Trust
0.000% due 05/01/2033 ~	46,720	49,016

Newcastle Mortgage Securities Trust
5.035% due 04/25/2037 •	16,208	15,515
5.075% due 04/25/2037 •	1,464	1,434
5.185% due 04/25/2037 •	14,485	13,196
5.345% due 04/25/2037 •	7,785	6,278
5.565% due 03/25/2036 •	5,500	5,120

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.995% due 07/25/2036 •	28,461	25,556
5.265% due 11/25/2035 •	1,766	1,747
5.280% due 03/25/2036 •	339	331
5.325% due 03/25/2036 •	4,024	3,710
5.475% due 02/25/2036 •	2,125	1,878
5.505% due 11/25/2035 •	9,479	8,944

NovaStar Mortgage Funding Trust
4.975% due 03/25/2037 ~	98,965	65,731
5.025% due 09/25/2037 •	26,455	23,894
5.145% due 06/25/2036 •	1,313	930
5.185% due 01/25/2037 ~	1,173	409
5.535% due 01/25/2036 •	2,300	2,060
5.760% due 10/25/2035 •	8,491	7,787
6.015% due 06/25/2035 •	15,000	14,456

Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032 ~	218	217
7.945% due 03/15/2049	2,930	736

OFSI BSL Ltd.
5.792% (US0003M + 1.000%) due 08/16/2029 ~	6,791	6,746

Option One Mortgage Loan Trust
4.965% due 03/25/2037 •	644	607
4.975% due 07/25/2037 •	4,166	2,639
4.985% due 01/25/2037 •	30,277	19,169
4.985% due 02/25/2037 •	11,646	7,805
4.985% due 02/25/2037 ~	18,078	9,204
4.985% due 03/25/2037 •	61,642	37,933
5.025% due 04/25/2037 •	20,154	11,402
5.025% due 07/25/2037 •	4,893	3,102
5.035% due 07/25/2037 •	1,013	824
5.045% due 07/25/2036 •	8,493	4,872
5.065% due 04/25/2037 •	115,355	80,417
5.065% due 05/25/2037 ~	105,780	62,627
5.095% due 03/25/2037 •	5,034	2,456
5.145% due 05/25/2037 •	7,766	4,204
5.155% due 04/25/2037 •	3,162	1,789
5.415% due 01/25/2036 •	54,206	37,263
5.445% due 01/25/2036 •	6,109	5,940
5.715% due 05/25/2035 •	2,941	2,308
5.745% due 01/25/2034 ~	10,712	9,825
6.270% due 11/25/2034 •	16	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust Asset-Backed Certificates
5.475% due 12/25/2035 ~		$3,718	$3,509
5.505% due 12/25/2035 •		8,709	6,896
5.535% due 11/25/2035 •		12,496	11,707
5.580% due 11/25/2035 •		5,889	4,615
5.700% due 10/25/2032 •		1,811	1,775

Ownit Mortgage Loan Trust
3.117% due 10/25/2035 þ		6,879	3,996
4.995% due 07/25/2037 •		16,157	13,599
5.105% due 07/25/2037 •		7,495	6,335
5.125% (US0001M + 0.280%) due 10/25/2037 ~		12,866	12,683
5.745% due 10/25/2036 ^•		3,072	2,858

OZLM Ltd.
5.772% due 10/17/2029 ~		1,095	1,080

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		41,849	40,442
4.970% due 01/15/2030		30,089	29,660

Palmer Square European Loan Funding DAC
0.000% due 11/15/2032 •	EUR	76,400	81,743

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.565% due 05/25/2035 •		$9,391	9,093
5.580% due 08/25/2035 •		91	87
5.580% due 09/25/2035 ~		2,992	2,842
5.625% due 08/25/2035 •		4,000	3,441
5.670% due 07/25/2035 •		12,000	11,081
5.775% due 05/25/2035 •		18,645	16,704
5.820% due 07/25/2035 •		5,000	4,034
5.850% due 06/25/2035 •		6,274	5,800
5.880% due 05/25/2035 •		4,784	3,584
5.895% due 10/25/2034 •		5,342	5,216
5.895% due 06/25/2035 •		4,641	3,728
6.015% due 03/25/2035 •		17,052	15,016
6.420% due 02/25/2035 •		6,745	6,462
6.570% due 02/25/2035 •		3,247	2,803
6.645% due 09/25/2034 •		1,885	1,741
6.720% due 10/25/2034 •		1,408	1,301
6.720% due 12/25/2034 •		4,213	3,744
6.945% due 09/25/2034 •		3,062	2,599

People’s Financial Realty Mortgage Securities Trust
4.985% due 09/25/2036 •		25,895	7,258

Popular ABS Mortgage Pass-Through Trust
5.340% due 07/25/2036 •		2,387	2,225
5.385% due 05/25/2036 ^•		3,589	3,315
5.715% due 02/25/2036 ~		1,312	1,169
5.917% due 04/25/2035 þ		60	57

RAAC Trust
5.195% due 11/25/2046 •		398	357
5.345% due 02/25/2037 •		3,014	2,808
5.425% due 05/25/2046 •		335	334
5.445% due 09/25/2045 •		3,016	2,891

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	65

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.545% due 02/25/2046 •	$737	$730
5.605% due 10/25/2046 •	6,890	6,498
5.820% due 02/25/2046 •	19,679	18,127
6.345% due 09/25/2047 •	7,190	6,893
6.495% due 05/25/2039 •	1,808	1,787

Regatta Funding Ltd.
6.042% due 10/17/2030 •	5,734	5,693

Renaissance Home Equity Loan Trust
4.446% due 08/25/2033 •	672	608
5.512% due 04/25/2037 þ	6,555	1,913
5.580% due 11/25/2036 þ	12,329	4,275
5.675% due 06/25/2037 ^þ	3,891	1,182
5.744% due 06/25/2037 ^þ	137,503	42,282
5.906% due 06/25/2037 þ	23,928	7,563
6.115% due 08/25/2036 þ	17,329	7,119
6.203% due 06/25/2037 þ	23,512	7,901
7.750% due 09/25/2037 ^þ	30,393	14,080

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030	34,461	31,799

Residential Asset Mortgage Products Trust
4.935% due 12/25/2034 •	566	459
5.075% due 12/25/2036 •	15,000	13,776
5.195% due 08/25/2036 •	443	427
5.195% due 10/25/2036 •	2,473	2,296
5.227% due 10/25/2033 ~	2,317	2,240
5.235% due 02/25/2037 •	8,613	7,743
5.271% due 04/25/2034 •	4,858	4,054
5.271% due 04/25/2034 ~	19	19
5.285% due 12/25/2035 •	19,446	17,264
5.345% due 04/25/2034 •	3,941	3,824
5.348% due 08/25/2034 •	1,843	1,761
5.370% due 07/25/2036 •	1,328	1,227
5.385% due 02/25/2036 ~	1,500	1,407
5.425% due 04/25/2034 •	2,603	2,546
5.445% due 02/25/2036 •	3,232	3,182
5.487% due 12/25/2034 þ	215	192
5.492% due 01/25/2035 þ	433	320
5.545% due 12/25/2035 •	24,306	20,870
5.655% due 07/25/2035 •	6,500	6,217
5.670% due 10/25/2034 þ	428	416
5.715% due 02/25/2034 •	782	767
5.715% due 10/25/2035 •	11,246	10,408
5.730% due 11/25/2035 •	7,000	6,175
5.790% due 09/25/2035 •	10,000	9,376
5.790% due 10/25/2035 •	700	561
5.865% due 03/25/2035 •	6,309	6,218
5.865% due 06/25/2035 •	7,800	7,634
5.895% due 04/25/2034 ^•	1,688	1,541
5.910% due 07/25/2035 ~	9,293	9,089
5.940% due 05/25/2035 •	2,750	2,520
6.000% due 02/25/2035 •	8,372	8,138
6.045% due 01/25/2035 ^~	3,034	2,748
6.165% due 04/25/2034 ^•	2,821	2,568
6.750% due 02/25/2034 •	370	324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
4.729% due 01/25/2037 •		$5,598	$5,352
5.055% due 04/25/2037 ~		9,369	8,965
5.065% due 02/25/2037 •		6,836	6,476
5.085% due 10/25/2036 •		23,774	22,740
5.095% due 11/25/2036 ^•		71,175	61,646
5.105% due 07/25/2036 •		242	240
5.125% due 07/25/2036 •		18,300	17,109
5.185% due 11/25/2036 •		9,062	8,406
5.185% due 04/25/2037 •		42,200	38,815
5.355% due 04/25/2036 •		12,082	10,342
5.365% due 07/25/2036 ^•		11,424	10,162
5.385% due 07/25/2036 •		11,330	9,644
5.405% due 04/25/2036 •		5,853	5,754
5.445% due 02/25/2036 •		5,049	4,930
5.460% due 11/25/2035 •		17,788	16,786
5.475% due 12/25/2035 •		140	139
5.505% due 10/25/2035 •		11,326	10,746
5.505% due 11/25/2035 •		564	561
5.525% due 05/25/2037 •		1,181	1,148
5.535% due 01/25/2036 •		1,715	1,704
5.550% due 09/25/2035 ~		8,717	8,123
5.565% due 01/25/2036 •		2,200	2,121
5.595% due 04/25/2034 •		1,169	1,111
5.685% due 09/25/2034 ~		569	519
5.685% due 12/25/2034 •		1,032	1,021
5.715% due 11/25/2035 •		10,475	8,188
5.730% due 12/25/2035 ~		1,516	1,294
5.805% due 08/25/2035 •		6,648	6,455
5.880% due 08/25/2035 •		4,230	3,879
5.895% due 07/25/2035 •		1,038	1,035
5.980% due 09/25/2034 ~		895	757
6.029% due 01/25/2034 ~		1,415	1,381
6.570% due 11/25/2034 •		316	315
6.795% due 11/25/2034 •		802	756
7.320% due 11/25/2034 •		443	400

Residential Funding Mortgage Securities, Inc. Trust
4.975% due 05/25/2036 ~		83	82

Ripon Investments Financing Ltd.
1.851% due 02/12/2024 «(k)	GBP	3,788	4,696

Saxon Asset Securities Trust
1.584% due 11/25/2035 •		$6,244	3,835
4.114% due 12/25/2033 ~		2,162	2,073
5.025% due 05/25/2037 •		25,076	17,688
5.155% due 09/25/2037 •		11,540	10,848
5.325% due 10/25/2046 •		2,734	2,328
5.520% due 11/25/2037 •		13,263	12,548
5.565% due 11/25/2037 •		4,873	3,875
5.640% due 03/25/2031 •		148	127
5.820% due 12/26/2034 •		186	152
6.595% due 12/25/2037 •		2,486	2,079
9.720% due 12/26/2034 •		532	98

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•		467	108
5.005% due 11/25/2036 ^•		143	41

66	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.045% due 07/25/2036 •		$20,987	$8,644
5.105% due 12/25/2036 •		7,635	6,776
5.125% due 07/25/2036 •		11,949	9,777
5.125% due 08/25/2036 •		24,727	10,935
5.145% due 07/25/2036 •		20,935	8,630
5.145% due 09/25/2036 •		4,153	1,515
5.165% due 07/25/2036 •		5,350	1,879
5.165% due 10/25/2036 •		66,099	22,984
5.165% due 11/25/2036 •		7,478	2,166
5.185% due 08/25/2036 ^~		11,397	3,664
5.245% due 12/25/2036 •		71,009	27,987
5.325% due 07/25/2036 •		3,831	1,580
5.345% due 05/25/2036 •		7,088	3,818
5.345% due 06/25/2036 •		18,549	11,631
5.425% due 12/25/2035 •		2,302	2,213
5.445% due 11/25/2035 •		29,969	24,275
5.445% due 12/25/2035 •		13,334	8,488
5.490% due 10/25/2035 •		3,879	3,242
5.520% due 01/25/2035 •		885	811
5.565% due 10/25/2035 •		963	772
5.805% due 01/25/2036 ^•		634	551

SG Mortgage Securities Trust
4.985% due 10/25/2036 •		17,648	15,462
5.305% due 07/25/2036 ~		8,160	1,866
5.550% due 10/25/2035 ~		2,000	1,819

Sierra Madre Funding Ltd.
5.109% due 09/07/2039 •		24,021	17,826

SLM Private Credit Student Loan Trust
5.136% due 12/15/2039 •		390	362

SLM Student Loan Trust
2.849% due 10/25/2039 ~	EUR	5,499	5,562
6.318% due 04/25/2023 ~		$8,546	8,507

SMB Private Education Loan Trust
0.000% due 02/16/2055 «(g)		34	45,260
0.000% due 10/15/2058 «(g)		43	21,483
3.940% due 02/16/2055		324,920	308,275
4.550% due 02/16/2055		96,891	91,259
4.950% due 02/16/2055		24,146	22,303
5.370% due 10/15/2058		156,731	156,451
5.695% due 09/15/2054 •		3,169	3,077
5.950% due 02/16/2055		41,493	38,888
6.008% due 02/16/2055 •		320,639	315,797
6.150% due 10/15/2058		53,459	53,391
6.358% due 10/15/2058 •		240,322	241,561
6.580% due 10/15/2058		12,778	12,837
7.230% due 10/15/2058		35,988	36,010

SoFi Alternative Trust
0.000% due 02/15/2046 «(g)		950	29,818
1.170% due 02/15/2046		243,566	222,553
2.550% due 02/15/2046		51,395	45,167
3.349% due 05/16/2050 ~		95,121	92,573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.326% due 06/15/2050 ~	$162,901	$157,284

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	3,578	3,415
5.795% due 01/25/2039 ~	188	188

Soundview Home Loan Trust
4.955% due 01/25/2037 •	671	482
4.955% due 02/25/2037 •	192	55
4.995% due 03/25/2037 •	11,983	11,134
4.995% due 06/25/2037 ~	3,031	2,058
5.005% due 01/25/2037 •	33,883	24,334
5.015% due 07/25/2037 •	1,654	1,354
5.015% due 08/25/2037 •	2,480	2,093
5.045% due 01/25/2037 •	54	53
5.045% due 06/25/2037 •	136,212	97,134
5.055% due 06/25/2037 •	6,704	4,552
5.085% due 01/25/2037 •	14,746	10,591
5.125% due 06/25/2037 •	5,341	3,626
5.145% due 07/25/2036 •	7,961	7,866
5.145% due 01/25/2037 •	11,976	10,942
5.185% due 11/25/2036 •	62,587	17,930
5.215% due 02/25/2037 •	20,479	6,053
5.250% due 12/25/2036 •	12,645	12,235
5.305% due 06/25/2036 ~	6,575	6,275
5.310% due 02/25/2036 •	13,781	12,485
5.325% due 07/25/2036 •	9,800	8,552
5.345% due 10/25/2036 •	26,350	24,963
5.345% due 11/25/2036 ~	270	249
5.363% due 03/25/2036 •	1,000	807
5.400% due 03/25/2036 ~	14,893	14,126
5.535% due 12/25/2035 •	8,000	7,088
5.545% due 12/25/2035 ~	5,169	5,088
5.595% due 06/25/2035 •	17,750	15,158
5.610% due 08/25/2035 •	339	362
5.700% due 01/25/2035 •	114	108
5.745% due 10/25/2037 •	2,047	1,600
5.820% due 08/25/2035 ~	8,802	6,121
5.820% due 11/25/2035 •	3,946	3,768
5.925% due 07/25/2035 ~	2,476	2,434
6.145% due 11/25/2033 •	121	118

Specialty Underwriting & Residential Finance Trust
4.127% due 09/25/2037 •	15,884	5,570
4.188% due 06/25/2037 •	3,670	1,797
4.433% due 09/25/2037 •	22,400	19,425
5.085% due 03/25/2037 •	30,136	15,413
5.115% due 04/25/2037 ~	2,599	1,816
5.125% due 11/25/2037 ~	6,266	5,034
5.145% due 06/25/2037 ~	1,715	991
5.265% due 11/25/2037 •	6,435	3,719
6.015% due 12/25/2035 •	6,947	6,588

Starwood Commercial Mortgage Trust
5.854% due 07/15/2038 ~	30,669	30,387
6.174% due 07/15/2038 •	25,170	24,594
6.374% due 07/15/2038 •	10,070	9,695
6.724% due 07/15/2038 ~	13,000	12,480
7.124% due 07/15/2038 •	12,125	10,521

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	67

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.474% due 07/15/2038 •	$2,500	$2,180

Stratus CLO Ltd.
5.758% due 12/29/2029 •	18,401	18,202

Streeterville ABS CDO Ltd.
5.146% due 11/03/2040 •	26,248	13,629

Structured Asset Investment Loan Trust
4.975% due 07/25/2036 ~	32,472	23,225
4.985% due 06/25/2036 •	12,219	11,112
4.995% due 07/25/2036 ~	1,602	1,544
5.018% due 07/25/2036 •	34,624	20,597
5.445% due 01/25/2036 ~	289	281
5.465% due 01/25/2036 ~	33,992	30,445
5.475% due 11/25/2035 •	3,583	3,417
5.545% due 04/25/2033 •	82	82
5.565% due 04/25/2033 •	256	249
5.565% due 04/25/2035 •	991	966
5.565% due 07/25/2035 •	11,758	10,956
5.565% due 10/25/2035 •	26,741	25,775
5.580% due 03/25/2035 •	646	640
5.580% due 09/25/2035 •	5,685	4,595
5.595% due 07/25/2035 •	1,570	1,504
5.610% due 08/25/2035 •	17,596	16,607
5.625% due 02/25/2035 ~	4,952	4,774
5.667% due 09/25/2034 •	102	99
5.745% due 04/25/2035 •	12,640	11,205
5.775% due 06/25/2035 •	2,000	1,890
5.795% due 07/25/2033 ~	960	910
5.795% due 07/25/2033 •	1	1
5.795% due 08/25/2033 •	2,795	2,678
5.820% due 01/25/2035 •	1,000	902
5.820% due 05/25/2035 •	25,492	21,345
5.857% due 09/25/2034 ~	21	21
5.970% due 07/25/2033 •	15	14
6.120% due 11/25/2034 •	5,203	4,931
6.345% due 11/25/2034 •	3,267	3,218
6.570% due 10/25/2034 •	185	178
6.570% due 11/25/2034 •	1,948	1,877
7.170% due 11/25/2034 •	96	96
7.470% due 08/25/2033 •	1	1
7.620% due 10/25/2033 •	131	133
7.845% due 06/25/2033 •	83	81
7.845% due 11/25/2034 ~	2,222	2,200
7.995% due 08/25/2033 ~	1,046	928

Structured Asset Securities Corp.
4.812% due 02/25/2035 •	8,994	8,680
5.550% due 02/25/2035 ~	3,649	3,458
5.595% due 02/25/2035 •	442	374
6.812% due 05/25/2031 ~	3,012	2,431

Structured Asset Securities Corp. Mortgage Loan Trust
4.975% due 05/25/2036 •	10,800	10,355
4.980% due 07/25/2036 •	6,190	6,108
4.985% due 08/25/2046 ~	20,530	18,950
4.995% due 09/25/2036 ~	6,280	5,933
5.005% due 03/25/2036 •	12,164	11,355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.005% due 04/25/2036 •	$8,857	$8,645
5.005% due 01/25/2037 •	18,843	17,565
5.065% due 10/25/2037 •	38,637	26,135
5.075% due 01/25/2037 •	37,453	22,592
5.075% due 05/25/2047 •	1,990	1,878
5.085% due 01/25/2037 ~	2,062	1,858
5.115% due 04/25/2036 •	6,511	6,222
5.135% due 07/25/2036 ~	32,183	30,260
5.135% due 07/25/2036 ^•	21,053	19,833
5.135% due 09/25/2036 •	62,564	58,009
5.155% due 05/25/2036 •	22,272	21,076
5.155% due 08/25/2046 •	4,177	3,865
5.205% due 03/25/2037 •	3,771	1,500
5.265% due 02/25/2037 •	3,187	3,044
5.345% due 03/25/2037 •	16,392	6,562
5.345% due 11/25/2037 •	5,100	4,471
5.370% due 07/25/2036 ~	2,990	2,737
5.445% due 12/25/2035 •	12,607	10,632
5.445% due 01/25/2037 •	13,630	10,689
5.445% due 03/25/2037 •	5,645	2,269
5.465% due 12/25/2036 •	38,715	21,803
5.465% due 02/25/2037 •	2,126	1,966
5.475% due 05/25/2035 •	18	17
5.490% due 02/25/2036 •	273	270
5.520% due 04/25/2035 ~	920	769
5.520% due 06/25/2035 •	3,806	3,538
5.550% due 02/25/2036 •	12,034	11,659
5.640% due 02/25/2036 •	297	273
5.745% due 05/25/2035 •	447	425
5.790% due 05/25/2035 •	115	108
5.820% due 05/25/2035 ~	3,853	3,734
5.835% due 05/25/2035 •	87	81
5.845% due 08/25/2037 ~	2,639	2,607
5.850% due 11/25/2035 •	1,457	1,412
5.895% due 05/25/2035 •	677	609
5.895% due 08/25/2037 ~	7,000	6,713
5.945% due 10/25/2037 •	56,463	29,152
6.495% due 05/25/2035 •	35	33
6.945% due 11/25/2035 •	3,000	2,825

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.450% due 02/25/2032	79	44
5.670% due 01/25/2035 ~	1,641	1,596

Structured Asset Securities Corp. Trust
5.535% due 09/25/2035 •	9,900	9,365

Taberna Preferred Funding Ltd.
5.252% due 07/05/2035 •	9,798	8,720
5.252% (US0003M + 0.470%) due 07/05/2035 ~	148	132

TCW CLO Ltd.
5.788% due 04/25/2031 •	1,900	1,872

Terwin Mortgage Trust
5.185% due 07/25/2037 •	2,183	2,085
5.465% due 04/25/2037 ~	15,678	14,564
5.645% due 09/25/2036 •	10,347	4,575

68	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.095% due 10/25/2038 •		$1,251	$1,220

Theorem Funding Trust
1.850% due 02/15/2028		19,951	19,506
6.060% due 12/15/2028		49,603	49,163

Tikehau CLO DAC
3.388% due 04/15/2032 •	EUR	1,300	1,363

Trapeza CDO Ltd.
5.078% due 04/06/2042 •		$11,460	10,085
5.125% due 11/09/2042 •		13,572	12,215
5.138% due 04/06/2042 •		8,300	6,889
5.145% due 01/27/2040 •		22,119	19,465
5.175% due 11/09/2042 •		14,000	11,480

Triaxx Prime CDO Ltd.
4.929% due 10/02/2039 ~		5,843	111

Tropic CDO Ltd.
5.082% due 07/15/2036 •		18,537	17,240
5.112% due 07/15/2036 •		29,249	26,909

Truman Capital Mortgage Loan Trust
5.105% due 03/25/2036 •		24	24

TruPS Financials Note Securitization Ltd.
6.333% due 03/30/2039 •		163,589	156,228

TSTAT Ltd.
6.939% due 07/20/2031 ~		5,525	5,538

U.S. Capital Funding Ltd.
5.090% due 10/10/2040 •		34,032	29,948

Upstart Pass-Through Trust Series
4.300% due 05/20/2030		10,355	9,950

Upstart Securitization Trust
1.310% due 11/20/2031		7,742	7,538

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		13,342	12,843

Wachovia Mortgage Loan Trust LLC
5.535% due 10/25/2035 ~		2,466	2,167

WaMu Asset-Backed Certificates WaMu Trust
4.955% due 04/25/2037 ~		44	17
4.995% due 01/25/2037 ~		33,383	28,550
5.015% due 07/25/2047 •		12,327	7,441
5.070% due 05/25/2037 •		33,835	30,670
5.085% due 05/25/2037 •		19,721	16,099
5.095% due 05/25/2037 •		13,468	11,004

Washington Mutual Asset-Backed Certificates Trust
4.433% due 10/25/2036 •		12,907	4,917
5.145% due 05/25/2036 •		10,063	7,671
5.325% due 08/25/2036 •		8,446	5,001

Wells Fargo Home Equity Asset-Backed Securities Trust
5.135% due 07/25/2036 •		5,063	4,949
5.165% due 07/25/2036 •		6,795	6,369
5.265% due 03/25/2037 •		792	768
5.305% due 04/25/2037 •		9,817	9,484
5.355% due 05/25/2036 •		4,000	3,856
5.820% due 10/25/2034 •		74	73

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.395% due 11/25/2035 •		$12,883	$11,757

Total Asset-Backed Securities (Cost $14,771,859)			13,388,377

SOVEREIGN ISSUES 3.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ		567,294	156,198
1.000% due 07/09/2029		36,438	10,175
1.450% due 08/13/2023	ARS	29,232,307	70,372
1.500% due 07/09/2035 þ		$550,755	139,004
1.500% due 07/09/2046 þ		15,639	4,171
3.500% due 07/09/2041 þ		326,079	91,628
3.875% due 01/09/2038 þ		113,563	35,428
15.500% due 10/17/2026	ARS	2,847,058	1,641
16.000% due 10/17/2023		123,865	212

Autonomous City of Buenos Aires
74.828% (BADLARPP + 3.750%) due 02/22/2028 ~		1,089,226	2,639
75.227% (BADLARPP + 3.250%) due 03/29/2024 ~		3,417,764	8,358

Israel Government International Bond
3.800% due 05/13/2060		$115,235	89,766
4.500% due 04/03/2120		48,000	40,332

Korea Development Bank
4.800% due 06/10/2023	IDR	780,100,000	51,882

Peru Government International Bond
5.350% due 08/12/2040	PEN	4,500	941
5.400% due 08/12/2034		13,380	2,994
5.940% due 02/12/2029		878	221
6.150% due 08/12/2032		4,968	1,210
6.350% due 08/12/2028		262,755	68,175

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	69

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.900% due 08/12/2037	PEN	8,414	$2,103
6.950% due 08/12/2031		3,371	875
8.200% due 08/12/2026		585,476	163,016

Provincia de Buenos Aires
73.663% due 04/12/2025	ARS	941,356	2,016

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	29,093	29,718
3.900% due 01/30/2033		46,724	49,668
4.000% due 01/30/2037 (m)		78,168	82,575
4.200% due 01/30/2042 (m)		33,323	35,916

Romania Government International Bond
1.750% due 07/13/2030		141,200	112,870
2.000% due 04/14/2033		56,994	42,321
2.125% due 03/07/2028		42,100	39,012
2.750% due 04/14/2041		66,000	42,345
2.875% due 04/13/2042		132,000	84,322
3.750% due 02/07/2034		59,420	50,452

Russia Government International Bond
0.000% due 04/24/2024 «	RUB	30,965,796	23,927
4.250% due 06/23/2027 «		$188,400	11,304
4.375% due 03/21/2029 «		200	12
4.750% due 05/27/2026 «		164,200	9,852
5.100% due 03/28/2035 «		5,600	336
5.250% due 06/23/2047 «		560,200	33,612
5.625% due 04/04/2042		405,400	260,216
5.875% due 09/16/2043		124,400	74,096
7.150% due 11/12/2025 «	RUB	34,182,840	26,413
7.500% due 03/31/2030		$2,541	1,717
7.950% due 10/07/2026 «	RUB	13,227,572	10,221
12.750% due 06/24/2028		$7,900	6,952

Russian Foreign Bond - Eurobond
4.875% due 09/16/2023		400	350

Serbia Government International Bond
1.650% due 03/03/2033	EUR	70,000	50,291
3.125% due 05/15/2027		38,299	37,554

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	16,009,400	957,471

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Agency of Roads of Ukraine
6.250% due 06/24/2030 ^(d)		$8,918	$1,581

Turkey Government International Bond
4.250% due 03/13/2025		292,100	275,193
5.250% due 03/13/2030		258,921	214,474
6.125% due 10/24/2028		76,500	69,069
7.625% due 04/26/2029		253,315	241,677

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		25,400	25,482

Ukraine Government International Bond
4.375% due 01/27/2032 ^(d)	EUR	27,571	5,233

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)		$8,428	898
7.650% due 04/21/2025 ^(d)		40,703	4,376
8.250% due 10/13/2024 ^(d)		53,077	5,838
9.000% due 05/07/2023 ^(d)		23,441	2,520
9.250% due 09/15/2027 ^(d)		60,703	6,526
9.250% due 05/07/2028 ^(d)		75,546	8,119
11.750% due 10/21/2026 ^(d)		6,260	673
11.950% due 08/05/2031 ^(d)		64,700	6,955

Total Sovereign Issues (Cost $6,380,695)			3,885,494

		SHARES
COMMON STOCKS 0.2%

ENERGY 0.0%

Constellation Oil ‘B’ «(e)(k)		2,442,967	265

FINANCIALS 0.2%

Credit Suisse Group AG		5,526,012	4,968

Intelsat Emergence SA «(e)(k)		7,963,794	195,113

			200,081

70	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.0%

NVHL SA ‘A’ «(e)(k)	8,220	$5

NVHL SA ‘B’ «(e)(k)	8,220	5

NVHL SA ‘C’ «(e)(k)	8,220	5

NVHL SA ‘D’ «(e)(k)	8,220	5

NVHL SA ‘E’ «(e)(k)	8,220	5

NVHL SA ‘F’ «(e)(k)	8,220	6

NVHL SA ‘G’ «(e)(k)	8,220	6

NVHL SA ‘H’ «(e)(k)	8,220	6

NVHL SA ‘I’ «(e)(k)	8,220	6

NVHL SA ‘J’ «(e)(k)	8,220	6

		55

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC «(e)	5,549	0

Westmoreland Mining Holdings «(e)(k)	144,947	435

		435

Total Common Stocks (Cost $668,909)		200,836

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(e)	900,294	5,627

Total Rights (Cost $0)		5,627

WARRANTS 0.1%

ENERGY 0.0%

Constellation Oil Class ‘D’ - Exp. 06/10/2071 «(k)	3	0

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	183,119	369

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	827,738	5,794

		6,163

INFORMATION TECHNOLOGY 0.1%

Windstream Holdings LLC - Exp. 9/21/2055 «	5,118,377	69,348

Total Warrants (Cost $82,482)		75,511

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.7%

FINANCIALS 0.6%

AGFC Capital Trust
6.542% (US0003M + 1.750%) due 01/15/2067 ~	105,720,000	$59,922

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	5,245,000	4,590

Charles Schwab Corp.
4.000% due 06/01/2026 •(i)	86,500,000	71,184
4.000% due 12/01/2030 •(i)	10,500,000	8,282
5.000% due 12/01/2027 •(i)	9,000,000	7,048
5.375% due 06/01/2025 •(i)	19,434,000	18,440

Encina Private Credit LLC «	24,670	0

Farm Credit Bank of Texas
6.750% (US0003M + 4.010%) due 09/15/2023 ~(i)	87,500	8,739

Nationwide Building Society
10.250% ~	1,233,257	182,430

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	381,436,200	399,431

Wells Fargo & Co.
3.900% due 03/15/2026 •(i)	36,800,000	32,514

		792,580

INDUSTRIALS 0.1%

General Electric Co.
8.196% (US0003M + 3.330%) due 06/15/2023 ~(i)	85,983,000	85,978

Voyager Aviation Holdings LLC «	33,294	7,716

		93,694

Total Preferred Securities (Cost $1,104,468)		886,274

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

CBL & Associates Properties, Inc.	71,693	1,838

Uniti Group, Inc.	1,130,016	4,011

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	71

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		SHARES	MARKET VALUE (000S)

VICI Properties, Inc.		11,625,222	$379,215

Total Real Estate Investment Trusts (Cost $158,970)			385,064

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (l) 0.0%
			3,495

ARGENTINA TREASURY BILLS 0.2%
22.027% due 05/19/2023 - 09/18/2023 (f)(g)	ARS	100,776,836	243,461

U.S. TREASURY BILLS 0.2%
4.415% due 04/06/2023 - 05/09/2023 (f)(g)(o)(q)		$245,252	244,405

Total Short-Term Instruments (Cost $562,005)			491,361

Total Investments in Securities (Cost $166,882,652)			153,070,735

		SHARES
INVESTMENTS IN AFFILIATES 5.3%

COMMON STOCKS 0.2%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc.		50,862,666	61,035

iHeartMedia, Inc. ‘A’		9,028,024	35,209

	SHARES	MARKET VALUE (000S)

iHeartMedia, Inc. ‘B’ «	12,214,441	$42,873

		139,117

CONSUMER DISCRETIONARY 0.1%

Neiman Marcus Group Ltd. LLC «(e)(k)	919,864	142,132

INDUSTRIALS 0.0%

Sierra Hamilton Holder LLC «(e)(k)	15,369,768	2

		142,134

Total Common Stocks (Cost $704,869)		281,251

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	627,887,623	6,104,323

Total Short-Term Instruments (Cost $6,104,149)		6,104,323

Total Investments in Affiliates (Cost $6,809,018)		6,385,574

Total Investments 133.2% (Cost $173,691,670)		$159,456,309

Financial Derivative Instruments (n)(p) (0.4)% (Cost or Premiums, net $(109,463))		(465,758)

Other Assets and Liabilities, net (32.8)%		(39,214,931)

Net Assets 100.0%		$119,775,620

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

72	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
ADLER Group SA 12.500% due 07/31/2025	12/22/2022	$2,077	$2,124	0.00%
Constellation Oil ‘B’	06/10/2022	265	265	0.00
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Deutsche Bank AG 3.035% due 05/28/2032	05/25/2021 - 03/27/2023	93,875	73,102	0.06
Fidere Gestion De Vivienda 5.154% due 08/15/2023	10/31/2018	81,882	76,824	0.06
GHH Holdings Ltd. 5.387% due 12/04/2024	10/10/2018	98,771	90,190	0.08
Intelsat Emergence SA	06/19/2017 - 02/23/2022	612,233	195,113	0.16
Neiman Marcus Group Ltd. LLC	09/25/2020	29,624	142,132	0.12
NVHL SA ‘A’	03/09/2012	0	5	0.00
NVHL SA ‘B’	03/09/2012	0	5	0.00
NVHL SA ‘C’	03/09/2012	0	5	0.00
NVHL SA ‘D’	03/09/2012	0	5	0.00
NVHL SA ‘E’	03/09/2012	0	5	0.00
NVHL SA ‘F’	03/09/2012	0	6	0.00
NVHL SA ‘G’	03/09/2012	0	6	0.00
NVHL SA ‘H’	03/09/2012	0	6	0.00
NVHL SA ‘I’	03/09/2012	0	6	0.00
NVHL SA ‘J’	03/09/2012	0	6	0.00
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	34,664	26,180	0.02
Oracle Corp. 4.100% due 03/25/2061	03/22/2021 - 10/05/2021	44,350	31,110	0.03
Ripon Investments Financing Ltd. 1.851% due 02/12/2024	01/11/2023	4,600	4,696	0.00
Sierra Hamilton Holder LLC	07/31/2017	3,896	2	0.00
Westmoreland Mining Holdings	12/08/2014 - 03/26/2019	4,070	435	0.00

		$1,010,307	$642,228	0.53%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	73

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$3,495	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(3,565)	$3,495	$3,495

Total Repurchase Agreements						$(3,565)	$3,495	$3,495

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BRC	(0.500)%	03/02/2023	TBD	(3)	EUR	(473)	$(513)
DBL	0.000	04/03/2023	TBD	(3)		(48,888)	(53,019)
NSL	0.000	02/24/2023	TBD	(3)		(4,764)	(5,166)
	0.000	03/20/2023	TBD	(3)		(9,737)	(10,559)

Total Reverse Repurchase Agreements							$(69,257)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.5)%
Ginnie Mae, TBA	3.000%	04/01/2053	$44,550	$(40,043)	$(40,582)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2053	32,175	(24,662)	(25,258)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2038	300	(265)	(271)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2053	21,400	(17,662)	(17,710)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2053	34,650	(34,368)	(29,868)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2053	1,809,000	(1,555,472)	(1,561,040)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2038	102,300	(99,216)	(100,685)

Total Short Sales (1.5)%				$(1,771,688)	$(1,775,414)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(513)	$0	$(513)	$693	$180
DBL	0	(53,019)	0	(53,019)	0	(53,019)
FICC	3,495	0	0	3,495	(3,565)	(70)
NSL	0	(15,725)	0	(15,725)	15,846	121

Total Borrowings and Other Financing Transactions	$3,495	$(69,257)	$0

74	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(16,238)	$(16,238)

Total Borrowings	$0	$0	$0	$(16,238)	$(16,238)

Payable for reverse repurchase agreements(5)					$(16,238)

(m)	Securities with an aggregate market value of $16,374 and cash of $165 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(160,751) at a weighted average interest rate of (1.023%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(53,019) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	1,183	$1,183	$(399)	$(279)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	1,183	1,183	(481)	(280)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	1,031	1,031	(369)	(43)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	3,772	3,772	(2,020)	(369)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	1,971	1,971	(802)	(277)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	1,031	1,031	(675)	(474)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	1,971	1,971	(1,264)	(408)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	3,772	3,772	(3,449)	(517)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.063	12/15/2023	3,038	7,595	(6,224)	(3,624)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.063	12/15/2023	3,038	7,595	(5,920)	(6,218)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.125	12/15/2023	2,877	7,193	(5,318)	(3,305)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.125	12/15/2023	2,877	7,193	(5,534)	(6,210)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.375	12/15/2023	4,316	10,790	(8,992)	(4,238)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.375	12/15/2023	4,316	10,790	(9,164)	(11,272)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	2,515	6,288	(2,352)	(7,146)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	2,515	6,288	(2,042)	(839)
Call - CME 3-Month SOFR Active Contract September 2023 Futures	96.000	09/15/2023	2,877	7,193	(4,742)	(2,029)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	75

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract September 2023 Futures	$96.000	09/15/2023	2,877	$7,193	$(5,462)	$(6,218)
Call - CME 3-Month SOFR Active Contract September 2023 Futures	96.188	09/15/2023	4,316	10,790	(8,409)	(2,625)
Put - CME 3-Month SOFR Active Contract September 2023 Futures	96.188	09/15/2023	4,316	10,790	(8,531)	(10,916)

Total Written Options					$(82,149)	$(67,287)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	1,433	$211,107	$7,612	$964	$(1,010)
U.S. Treasury 2-Year Note June Futures	06/2023	1,343	277,267	2,894	189	0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	2,098	254,153	7,594	1,147	0

				$18,100	$2,300	$(1,010)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	4,739	$(1,133,806)	$19,182	$0	$(237)
3-Month SOFR Active Contract December Futures	03/2025	2,457	(595,055)	5,421	0	(430)
3-Month SOFR Active Contract December Futures	03/2026	2,667	(647,181)	5,201	0	(433)
3-Month SOFR Active Contract June Futures	09/2024	3,094	(745,925)	8,953	0	(464)
3-Month SOFR Active Contract June Futures	09/2025	2,494	(604,857)	5,127	0	(405)
3-Month SOFR Active Contract March Futures	06/2024	4,111	(987,616)	13,990	0	(514)
3-Month SOFR Active Contract March Futures	06/2025	2,245	(544,216)	4,753	0	(393)
3-Month SOFR Active Contract March Futures	06/2026	2,497	(605,959)	4,686	0	(437)
3-Month SOFR Active Contract September Futures	12/2024	2,869	(693,652)	7,008	0	(466)
3-Month SOFR Active Contract September Futures	12/2025	2,038	(494,419)	4,070	0	(331)
Australia Government 10-Year Bond June Futures	06/2023	11,965	(982,846)	(26,268)	5,735	(4,585)
U.S. Treasury 5-Year Note June Futures	06/2023	317	(34,714)	(676)	0	(72)
U.S. Treasury 10-Year Note June Futures	06/2023	129,466	(14,878,475)	(387,786)	0	(44,504)
U.S. Treasury Long-Term Bond June Futures	06/2023	20,622	(2,704,704)	(115,456)	0	(20,622)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	15,493	(2,186,450)	(80,800)	0	(20,819)

				$(532,595)	$5,735	$(94,712)

Total Futures Contracts				$(514,495)	$8,035	$(95,722)

76	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Motors Co.	(5.000)%	Quarterly	12/20/2026	1.562%	$19,300	$(2,092)	$(185)	$(2,277)	$0	$(6)
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	0.538	2,200	(304)	182	(122)	0	(1)

						$(2,396)	$(3)	$(2,399)	$0	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Airbus Finance BV	1.000%	Quarterly	06/20/2028	0.837%	EUR	25,700	$567	$(339)	$228	$83	$0
AT&T, Inc.	1.000	Quarterly	06/20/2023	0.424		$25,600	32	11	43	3	0
AT&T, Inc.	1.000	Quarterly	12/20/2023	0.469		21,900	278	(186)	92	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.705		2,400	31	(12)	19	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740		14,600	241	(121)	120	6	0
AT&T, Inc.	1.000	Quarterly	06/20/2027	0.870		3,600	(36)	55	19	3	0
Barclays Bank PLC	1.000	Quarterly	12/20/2023	0.909	EUR	51,400	62	(4)	58	27	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406		$115,300	418	(221)	197	14	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.423		27,600	17	108	125	5	0
Boeing Co.	1.000	Quarterly	12/20/2024	0.579		27,630	(424)	628	204	6	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		32,800	(135)	391	256	40	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.833		21,000	(962)	1,105	143	37	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.012		2,900	(7)	7	0	4	0
Ford Motor Co.	5.000	Quarterly	12/20/2024	1.603		24,300	2,324	(921)	1,403	25	0
Ford Motor Co.	5.000	Quarterly	06/20/2026	2.260		6,700	744	(197)	547	26	0
Ford Motor Co.	5.000	Quarterly	12/20/2026	2.589		8,800	1,089	(373)	716	40	0
Ford Motor Co.	5.000	Quarterly	06/20/2027	2.836		16,700	1,581	(226)	1,355	102	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2023	1.186		6,600	516	(447)	69	3	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2024	1.445		20,100	1,011	(127)	884	12	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	1.735		31,300	2,065	(329)	1,736	0	(7)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	1.893		59,800	4,767	(793)	3,974	65	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2025	2.142		20,000	759	708	1,467	0	(14)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	2.312		21,300	2,034	(331)	1,703	30	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2026	2.644		13,400	1,508	(444)	1,064	18	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	2.892		47,500	4,548	(801)	3,747	97	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.267		72,800	1,061	(651)	410	2	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.599		51,400	428	213	641	5	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		18,200	207	8	215	0	(2)
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		19,300	3,561	(1,284)	2,277	6	0
Hess Corp.	1.000	Quarterly	12/20/2026	0.994		5,100	(38)	41	3	8	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.475	EUR	8,300	(597)	510	(87)	7	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	77

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	12/20/2025	1.695%	EUR	36,900	$(3,945)	$3,250	$(695)	$9	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.845		70,600	(2,453)	558	(1,895)	122	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	2.054		256,000	(12,155)	2,359	(9,796)	289	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	2.212		40,300	(3,405)	1,424	(1,981)	97	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.758		$13,300	302	(200)	102	10	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.817		62,700	1,471	(1,054)	417	29	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	0.862		36,800	(45)	255	210	35	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928		33,800	(401)	517	116	27	0

							$7,019	$3,087	$10,106	$1,294	$(23)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$205,800	$(1,977)	$(912)	$(2,889)	$0	$(112)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$15,895	$(553)	$573	$20	$2	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	55,420	108	79	187	70	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	187,179	(466)	1,067	601	365	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	73,015	(348)	423	75	153	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	217,028	(25,440)	17,108	(8,332)	534	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	1,472	(48)	13	(35)	4	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	1,497,208	(59,867)	14,604	(45,263)	3,406	0
CDX.EM-37 5-Year Index	1.000	Quarterly	06/20/2027	18,081	(1,487)	728	(759)	49	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	160,450	(13,274)	5,389	(7,885)	394	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	448,400	(33,354)	7,712	(25,642)	1,076	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	8,190	755	(539)	216	34	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	13,107	1,255	(860)	395	52	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	736,164	7,708	16,099	23,807	3,417	0

78	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-37 5-Year Index	5.000%	Quarterly	12/20/2026	$302,148	$21,900	$(12,108)	$9,792	$1,598	$0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	440,085	1,426	9,632	11,058	2,300	0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	4,587,960	(41,715)	104,781	63,066	27,359	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	6,343,900	(6,007)	113,605	107,598	35,263	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	2,800	62	(23)	39	2	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	14,660	7	197	204	14	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	887,000	(295)	10,957	10,662	875	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	2,253,900	16,080	10,575	26,655	2,440	0

					$(133,553)	$300,012	$166,459	$79,407	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	556,500	$53,879	$103,199	$157,078	$2,054	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.500	Annual	09/20/2033		269,400	1,990	(4,536)	(2,546)	1,132	0
Pay	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2042		126,300	3,484	58,285	61,769	638	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2042		126,300	(69,171)	7,402	(61,769)	0	(638)
Pay	1-Day GBP-SONIO Compounded-OIS	1.096	Annual	02/14/2052		62,400	(736)	(30,008)	(30,744)	0	(415)
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		29,900	(366)	(14,594)	(14,960)	0	(198)
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		29,900	(367)	(14,315)	(14,682)	0	(199)
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		59,900	(784)	(27,592)	(28,376)	0	(403)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		500,150	(1,323)	295,409	294,086	3,199	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		3,800	115	(151)	(36)	34	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	5.890	Semi-Annual	09/20/2026	JPY	155,370,000	(15,085)	26,539	11,454	1,696	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.176	Annual	04/27/2027		45,730,000	0	(416)	(416)	0	(261)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		275,310,000	1,870	45,725	47,595	2,209	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	5.890	Semi-Annual	03/15/2029		1,037,000,000	10,945	189,879	200,824	8,957	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		154,460,000	1,850	12,549	14,399	1,192	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		82,420,000	24,036	24,649	48,685	0	(1,050)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.711	Annual	04/27/2042		12,000,000	5,031	(1,864)	3,167	0	(161)
Pay(6)	1-Day USD-SOFR Compounded-OIS	5.100	Annual	05/22/2024		$41,629,910	(65,813)	277,176	211,363	7,536	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	79

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(6)	1-Day USD-SOFR Compounded-OIS	5.400%	Annual	06/06/2024	$24,501,000	$(13,107)	$219,829	$206,722	$4,558	$0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	4,973,600	(348)	61,678	61,330	0	(3,925)
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	2,485,600	266	30,323	30,589	0	(2,328)
Pay(6)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	05/22/2025	21,464,640	(62,385)	293,918	231,533	27,872	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	4.900	Annual	06/06/2025	12,635,250	308,274	(66,104)	242,170	16,914	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.600	Annual	01/16/2026	1,948,100	24,790	36,791	61,581	0	(3,524)
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	1,401,600	301	25,793	26,094	0	(2,575)
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	324,900	(668)	(18,171)	(18,839)	738	0
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027	230,500	(798)	(16,494)	(17,292)	527	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	1,353,910	77,146	77,613	154,759	0	(2,921)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027	1,141,300	31,621	58,702	90,323	0	(2,620)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Annual	06/17/2027	475,000	(21,296)	(5,181)	(26,477)	1,147	0
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027	326,200	(1,337)	(15,064)	(16,401)	794	0
Pay	1-Day USD-SOFR Compounded-OIS	2.605	Annual	06/28/2027	323,400	(10,029)	(2,753)	(12,782)	801	0
Pay	1-Day USD-SOFR Compounded-OIS	2.880	Annual	09/30/2027	832,600	(6,276)	(17,451)	(23,727)	2,186	0
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027	1,290,000	(24,936)	(10,605)	(35,541)	3,397	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027	386,810	27,867	(1,775)	26,092	0	(956)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028	197,000	(421)	4,138	3,717	582	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028	455,080	11,133	(10,864)	269	0	(1,417)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	931,450	47,289	88,515	135,804	0	(2,812)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	4,840,210	296,397	177,799	474,196	0	(15,552)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029	143,100	(902)	(1,618)	(2,520)	521	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029	142,900	(897)	(1,172)	(2,069)	522	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	1,833,235	166,195	(15,057)	151,138	0	(6,431)
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030	197,400	(695)	3,151	2,456	784	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030	164,300	(566)	1,290	724	648	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030	72,600	(201)	1,380	1,179	290	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030	732,750	24,216	(16,609)	7,607	0	(3,040)
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	182,700	(685)	(21,747)	(22,432)	796	0
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	161,950	(577)	(17,751)	(18,328)	713	0
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	172,450	(638)	(19,314)	(19,952)	759	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	60,600	(285)	(6,500)	(6,785)	269	0

80	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.817%	Annual	04/05/2032		$651,050	$(3,216)	$(72,945)	$(76,161)	$2,905	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032		324,550	(1,671)	(34,754)	(36,425)	1,454	0
Receive	1-Day USD-SOFR Compounded-OIS	2.385	Annual	06/08/2032		54,500	578	3,315	3,893	0	(257)
Receive	1-Day USD-SOFR Compounded-OIS	2.451	Annual	06/08/2032		185,100	1,758	10,399	12,157	0	(876)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		44,875	3,167	4,495	7,662	0	(194)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		1,031,480	(91,322)	(85,452)	(176,774)	4,558	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		413,273	36,937	15,885	52,822	0	(1,901)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		1,301,120	(61,025)	(104,458)	(165,483)	5,854	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032		142,200	(1,187)	(1,187)	(2,374)	711	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		2,991,320	346,296	(27,354)	318,942	0	(14,404)
Pay	1-Day USD-SOFR Compounded-OIS	3.400	Annual	02/23/2033		95,400	(410)	1,966	1,556	501	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		102,600	(410)	2,363	1,953	541	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		99,700	(439)	1,834	1,395	523	0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033		102,700	(442)	2,186	1,744	540	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		102,800	(396)	2,316	1,920	542	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		104,700	(356)	1,218	862	547	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		205,700	(733)	5,063	4,330	1,087	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	05/22/2033		9,724,560	93,784	(374,283)	(280,499)	0	(53,567)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.700	Annual	06/06/2033		5,784,570	(285,193)	16,434	(268,759)	0	(32,221)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		879,650	11,167	(87)	11,080	0	(4,913)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		66,035	(1,454)	671	(783)	354	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		54,400	13,430	(101)	13,329	0	(542)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		724,700	178,604	(4,299)	174,305	0	(7,327)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		56,400	(514)	1,947	1,433	706	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	232,000	0	(1,251)	(1,251)	0	(41)
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		154,200	0	(818)	(818)	0	(27)
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		190,800	0	(860)	(860)	0	(33)
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		521,200	0	(941)	(941)	0	(87)
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		866,500	0	(1,275)	(1,275)	0	(144)
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		435,900	0	(534)	(534)	0	(72)
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		427,100	0	(515)	(515)	0	(70)
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		872,100	0	(996)	(996)	0	(144)
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		280,100	0	(1,654)	(1,654)	11	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		141,400	0	(814)	(814)	6	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		141,500	0	(802)	(802)	6	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		72,600	0	(223)	(223)	3	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		314,300	0	(936)	(936)	11	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		750,900	0	(1,557)	(1,557)	26	0
Pay	3-Month CAD-Bank Bill	2.625	Semi-Annual	03/19/2027	CAD	172,700	9,232	(13,654)	(4,422)	117	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	81

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.000%	Semi-Annual	03/19/2027	CAD	376,200	$39,316	$(45,075)	$(5,759)	$264	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	(11,625)	(3,413)	119	0
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	(3,938)	33	45	0
Receive	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2047		14,000	920	3,534	4,454	9	0
Receive	3-Month CAD-Bank Bill	1.300	Semi-Annual	06/16/2047		340,700	14,213	81,181	95,394	101	(47)
Pay	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		$15,705,300	(117,750)	(276,937)	(394,687)	0	(2,915)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	01/26/2024		306,100	(344)	(11,811)	(12,155)	0	(47)
Pay	3-Month USD-LIBOR	1.088	Semi-Annual	02/03/2024		463,700	(748)	(17,263)	(18,011)	0	(42)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024		682,700	(847)	(21,452)	(22,299)	0	(154)
Receive	3-Month USD-LIBOR	0.350	Semi-Annual	11/05/2024		820,000	17,093	40,898	57,991	0	(348)
Receive	3-Month USD-LIBOR	0.600	Semi-Annual	12/14/2024		3,976,455	60,613	199,026	259,639	0	(1,654)
Receive	3-Month USD-LIBOR	0.700	Semi-Annual	12/14/2024		10,241,100	3,768	645,175	648,943	0	(4,325)
Receive	3-Month USD-LIBOR	0.800	Semi-Annual	12/14/2024		10,221,000	(17,191)	645,160	627,969	0	(4,380)
Receive	3-Month USD-LIBOR	0.350	Semi-Annual	12/18/2024		1,460,000	13,856	86,944	100,800	0	(557)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		5,411,800	(100,475)	(457,524)	(557,999)	10,892	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027		415,700	(935)	(37,710)	(38,645)	1,024	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2027		246,000	(526)	(20,518)	(21,044)	604	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/12/2027		152,500	(313)	(12,730)	(13,043)	377	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027		287,000	(23,718)	(2,169)	(25,887)	733	0
Pay	3-Month USD-LIBOR	1.443	Semi-Annual	01/18/2027		69,300	(182)	(6,035)	(6,217)	181	0
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027		146,200	(238)	(13,007)	(13,245)	376	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		956,100	(104,274)	22,352	(81,922)	2,471	0
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		218,900	(753)	(17,297)	(18,050)	551	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027		301,850	(32,849)	7,759	(25,090)	757	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		2,839,700	(10,680)	(212,593)	(223,273)	7,143	0
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	02/24/2027		1,763,000	(44,914)	(96,420)	(141,334)	4,365	0
Receive	3-Month USD-LIBOR	0.550	Semi-Annual	12/18/2027		467,500	(353)	63,197	62,844	0	(1,139)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		4,392,074	(244,147)	(407,118)	(651,265)	11,042	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		494,211	8,994	(60,984)	(51,990)	1,425	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029		611,000	(1,791)	(62,522)	(64,313)	1,883	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		86,750	(197)	(9,742)	(9,939)	276	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		120,300	(277)	(12,779)	(13,056)	385	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		144,450	(372)	(15,248)	(15,620)	461	0
Receive	3-Month USD-LIBOR	0.650	Semi-Annual	07/15/2030		1,390,000	7,209	260,084	267,293	0	(5,393)
Receive	3-Month USD-LIBOR	0.711	Semi-Annual	07/28/2030		129,300	(944)	25,183	24,239	0	(512)
Receive	3-Month USD-LIBOR	0.678	Semi-Annual	07/29/2030		122,100	(881)	24,034	23,153	0	(482)
Receive	3-Month USD-LIBOR	0.674	Semi-Annual	08/05/2030		119,100	(893)	23,462	22,569	0	(468)
Receive	3-Month USD-LIBOR	0.685	Semi-Annual	09/24/2030		150,000	0	27,988	27,988	0	(567)
Receive	3-Month USD-LIBOR	0.725	Semi-Annual	09/25/2030		150,000	0	27,570	27,570	0	(568)
Receive	3-Month USD-LIBOR	0.610	Semi-Annual	10/01/2030		150,000	12,469	17,477	29,946	0	(575)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		219,500	709	36,176	36,885	0	(884)
Receive	3-Month USD-LIBOR	0.700	Semi-Annual	12/18/2030		757,500	32,293	110,486	142,779	0	(2,826)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	04/12/2031		888,400	(5,418)	(129,959)	(135,377)	3,938	0
Pay	3-Month USD-LIBOR	1.450	Semi-Annual	05/10/2031		421,300	(33)	(61,199)	(61,232)	1,913	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	05/11/2031		1,000,000	4,671	(146,097)	(141,426)	4,551	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	05/12/2031		1,000,000	4,663	(146,080)	(141,417)	4,546	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		7,602,290	(721,581)	(764,043)	(1,485,624)	31,775	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		243,400	13,920	33,521	47,441	0	(933)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031		54,100	(123)	8,765	8,642	0	(250)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2031		178,300	190	28,408	28,598	0	(825)
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032		42,350	(436)	(5,476)	(5,912)	199	0
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032		144,550	(2,581)	(18,392)	(20,973)	694	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	02/18/2032		262,800	(31,341)	625	(30,716)	1,268	0
Receive	3-Month USD-LIBOR	1.900	Semi-Annual	05/18/2032		5,143,500	(42,073)	668,435	626,362	0	(23,804)
Receive	3-Month USD-LIBOR	0.900	Semi-Annual	03/12/2050		1,085,000	8,587	462,743	471,330	0	(8,595)
Receive	3-Month USD-LIBOR	0.950	Semi-Annual	12/11/2050		1,343,300	6,009	569,044	575,053	0	(10,894)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		3,900	845	685	1,530	0	(33)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051		66,100	9,691	12,821	22,512	0	(596)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		3,516,800	628,180	683,467	1,311,647	0	(30,399)
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		89,100	(1,846)	26,807	24,961	0	(876)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/15/2052		75,000	7,800	24,228	32,028	0	(635)
Receive	3-Month USD-LIBOR	0.975	Semi-Annual	06/17/2052		97,800	10,595	31,634	42,229	0	(821)
Receive	3-Month USD-LIBOR	1.025	Semi-Annual	06/22/2052		75,000	8,237	23,392	31,629	0	(636)

82	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.035%	Semi-Annual	06/28/2052		$48,500	$5,327	$15,020	$20,347	$0	$(413)
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023	AUD	462,900	35,562	(33,754)	1,808	0	(64)
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	(40,419)	(6,367)	0	(498)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	(33,635)	(1,589)	0	(140)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	(342)	(468)	12	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,525,200	9,736	(30,886)	(21,150)	0	(173)
Receive	6-Month EUR-EURIBOR	0.453	Annual	12/29/2023	EUR	38,900	0	1,526	1,526	27	0
Receive	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024		38,100	0	2,368	2,368	81	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		143,000	(496)	(5,655)	(6,151)	0	(270)
Receive	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024		16,600	0	1,301	1,301	43	0
Receive	6-Month EUR-EURIBOR	0.260	Annual	03/18/2025		4,777,800	949	357,392	358,341	10,863	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		875,000	54	77,600	77,654	2,676	0
Receive	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025		32,000	0	3,097	3,097	98	0
Receive	6-Month EUR-EURIBOR	0.135	Annual	07/24/2025		375,000	0	33,635	33,635	1,098	0
Receive	6-Month EUR-EURIBOR	0.155	Annual	07/27/2025		600,000	0	54,302	54,302	1,750	0
Receive	6-Month EUR-EURIBOR	0.230	Annual	07/29/2025		300,000	0	27,770	27,770	872	0
Receive	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025		20,500	0	2,255	2,255	67	0
Receive	6-Month EUR-EURIBOR	0.294	Annual	06/30/2026		9,900	0	1,243	1,243	33	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		226,800	(1,113)	(21,799)	(22,912)	0	(641)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		96,600	(525)	(9,509)	(10,034)	0	(274)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		428,500	(3,232)	(41,891)	(45,123)	0	(1,306)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		491,000	(1,792)	(41,052)	(42,844)	0	(1,512)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		235,750	(883)	(19,679)	(20,562)	0	(731)
Pay	6-Month EUR-EURIBOR	1.750	Annual	09/21/2027		721,700	(1,194)	(35,039)	(36,233)	0	(1,889)
Pay	6-Month EUR-EURIBOR	2.950	Annual	03/21/2029		9,616,100	27,896	(53,906)	(26,010)	0	(18,436)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		279,900	311	58,867	59,178	333	0
Pay	6-Month EUR-EURIBOR	2.950	Annual	03/20/2030		2,341,400	5,259	(7,601)	(2,342)	0	(3,442)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		451,200	(19,829)	111,242	91,413	734	0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/30/2030		120,000	0	25,453	25,453	160	0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/31/2030		120,000	0	25,464	25,464	159	0
Receive	6-Month EUR-EURIBOR	0.030	Annual	08/03/2030		120,000	0	25,604	25,604	156	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/04/2030		120,000	0	25,770	25,770	156	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/05/2030		120,000	0	25,765	25,765	155	0
Receive	6-Month EUR-EURIBOR	0.060	Annual	08/07/2030		120,000	0	25,291	25,291	153	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/13/2030		120,000	0	25,791	25,791	147	0
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		252,900	(5,650)	(4,596)	(10,246)	35	0
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		1,532,800	11,071	(18,015)	(6,944)	0	(689)
Pay	6-Month EUR-EURIBOR	2.500	Annual	03/20/2050		62,400	(343)	(819)	(1,162)	50	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050		626,000	(58,467)	363,274	304,807	0	(427)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		2,557,071	10,675	1,097,100	1,107,775	0	(1,615)
Pay	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		400	(129)	(47)	(176)	1	0
Receive(6)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		3,771,700	53,172	112,936	166,108	807	0
Pay	28-Day MXN-TIIE	5.730	Lunar	04/03/2023	MXN	1,320,000	0	(350)	(350)	0	(34)
Pay	28-Day MXN-TIIE	5.790	Lunar	04/04/2023		1,350,000	0	(354)	(354)	0	(34)
Pay	28-Day MXN-TIIE	4.660	Lunar	10/11/2023		755,000	0	(1,542)	(1,542)	0	(11)
Receive	28-Day MXN-TIIE	4.565	Lunar	12/07/2023		355,000	0	928	928	1	0
Receive	28-Day MXN-TIIE	4.570	Lunar	12/07/2023		350,000	0	914	914	1	0
Receive	28-Day MXN-TIIE	6.380	Lunar	02/15/2024		1,320,000	0	3,294	3,294	0	(9)
Receive	28-Day MXN-TIIE	6.405	Lunar	02/16/2024		2,640,000	(6,398)	12,951	6,553	0	(19)
Receive	28-Day MXN-TIIE	6.410	Lunar	02/16/2024		2,100,000	0	5,207	5,207	0	(15)
Receive	28-Day MXN-TIIE	7.170	Lunar	03/15/2024		7,700,000	11,073	6,166	17,239	0	(62)
Pay	28-Day MXN-TIIE	6.620	Lunar	03/19/2024		1,450,000	0	(3,659)	(3,659)	8	0
Pay	28-Day MXN-TIIE	6.670	Lunar	03/20/2024		225,000	0	(561)	(561)	1	0
Pay	28-Day MXN-TIIE	6.011	Lunar	04/01/2024		1,350,000	0	(4,118)	(4,118)	0	(1)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024		3,812,100	0	5,785	5,785	0	(51)
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		1,598,100	0	2,433	2,433	0	(23)
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		1,031,100	0	1,515	1,515	0	(15)
Receive	28-Day MXN-TIIE	4.720	Lunar	07/31/2024		2,460,000	0	11,000	11,000	0	(79)
Pay	28-Day MXN-TIIE	4.805	Lunar	09/05/2024		590,000	0	(2,661)	(2,661)	31	0
Receive	28-Day MXN-TIIE	6.377	Lunar	09/05/2024		1,180,000	0	3,916	3,916	0	(72)
Pay	28-Day MXN-TIIE	6.660	Lunar	09/05/2024		700,000	0	(2,173)	(2,173)	44	0
Pay	28-Day MXN-TIIE	6.730	Lunar	09/05/2024		495,000	0	(1,510)	(1,510)	31	0
Pay	28-Day MXN-TIIE	4.865	Lunar	10/09/2024		580,000	0	(2,644)	(2,644)	42	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	83

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	4.840%	Lunar	10/14/2024		$1,140,000	$0	$(5,508)	$(5,508)	$83	$0
Receive	28-Day MXN-TIIE	4.715	Lunar	12/05/2024		555,000	0	2,728	2,728	0	(57)
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025		6,500,000	20,410	(32,867)	(12,457)	922	0
Receive	28-Day MXN-TIIE	6.388	Lunar	02/12/2025		1,070,000	0	3,974	3,974	0	(141)
Receive	28-Day MXN-TIIE	6.393	Lunar	02/12/2025		1,070,000	0	3,969	3,969	0	(141)
Receive	28-Day MXN-TIIE	6.395	Lunar	02/12/2025		1,075,000	0	3,985	3,985	0	(142)
Receive	28-Day MXN-TIIE	6.408	Lunar	02/12/2025		1,530,000	0	5,653	5,653	0	(202)
Receive	28-Day MXN-TIIE	6.623	Lunar	03/12/2025		1,750,000	0	6,175	6,175	0	(237)
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		1,604,600	(5,315)	(3,138)	(8,453)	200	0
Pay	28-Day MXN-TIIE	5.065	Lunar	10/08/2025		470,000	0	(2,630)	(2,630)	72	0
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026		8,240,000	41,729	(52,621)	(10,892)	1,718	0
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027		2,700,000	23,698	(26,057)	(2,359)	780	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		456,500	0	354	354	0	(136)
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		317,600	0	42	42	0	(96)
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		3,177,000	897	(20,771)	(19,874)	876	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,364,100	(13)	1,990	1,977	0	(438)
Receive	28-Day MXN-TIIE	6.500	Lunar	12/21/2027		8,700,000	(34,161)	74,164	40,003	0	(2,662)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		25,700	0	35	35	0	(8)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		622,900	0	1,088	1,088	0	(200)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		31,300	0	47	47	0	(10)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		799,900	6	1,074	1,080	0	(259)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		606,400	154	638	792	0	(196)
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		175,600	721	(173)	548	0	(59)
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		726,600	2,984	(726)	2,258	0	(246)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		158,800	0	(188)	(188)	0	(58)
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		422,600	0	(456)	(456)	0	(155)
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034		1,750,000	0	2,533	2,533	624	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		64,600	255	78	333	0	(25)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		1,486,300	(13,284)	15,911	2,627	0	(607)
Pay	UKRPI	4.000	Maturity	09/15/2031	GBP	105,100	(89)	(17,420)	(17,509)	0	(327)
Pay	UKRPI	4.055	Maturity	09/15/2031		97,100	400	(15,872)	(15,472)	0	(304)
Pay	UKRPI	4.066	Maturity	09/15/2031		188,200	(2,313)	(27,402)	(29,715)	0	(590)
Pay	UKRPI	4.020	Maturity	10/15/2031		136,900	(605)	(21,695)	(22,300)	0	(395)
Pay	UKRPI	4.140	Maturity	10/15/2031		263,700	(984)	(37,793)	(38,777)	0	(774)
Pay	UKRPI	4.400	Maturity	10/15/2031		119,600	939	(14,353)	(13,414)	0	(364)
Pay	UKRPI	4.250	Maturity	11/15/2031		267,100	(2,878)	(31,195)	(34,073)	0	(575)

							$648,745	$4,870,418	$5,519,163	$234,936	$(317,775)

Total Swap Agreements							$517,838	$5,172,602	$5,690,440	$315,637	$(317,917)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8,035	$315,919	$323,954	$(67,287)	$(95,722)	$(317,917)	$(480,926)

(o)

Securities with an aggregate market value of $4,181,260 and cash of $25,784 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the

84	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $282 for closed swap agreements is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	970,695	$	645,449	$0	$(3,412)
	04/2023	NZD	21,392		13,338	0	(39)
	04/2023	$	4,625	AUD	6,883	0	(24)
	04/2023		1,128	CAD	1,530	4	0
	05/2023		646,108	AUD	970,695	3,402	0
	05/2023		13,338	NZD	21,392	39	0
BOA	04/2023	AUD	17,981	$	11,969	0	(51)
	04/2023	CNH	23,342		3,472	74	0
	04/2023	ILS	448		133	8	0
	04/2023	MXN	3,714,000		200,000	0	(5,737)
	04/2023	NZD	343,508		213,618	0	(1,177)
	04/2023	PEN	10,107		2,681	0	(3)
	04/2023	$	8,398	AUD	12,523	9	(37)
	04/2023		11	CNH	72	0	0
	04/2023		14,635	DKK	102,630	305	0
	04/2023		14,193	GBP	11,721	266	0
	04/2023		101	MXN	1,820	1	0
	04/2023		558,821	NZD	899,598	3,698	0
	04/2023		28,016	PEN	106,306	190	0
	05/2023	PEN	175,000	$	44,314	0	(2,094)
	05/2023	$	3,346	AUD	4,998	0	(2)
	05/2023		9,591	BRL	49,080	45	0
	05/2023		14,719	GBP	11,886	0	(47)
	05/2023		213,618	NZD	343,508	1,187	0
	05/2023		218,926	PEN	839,487	3,625	0
	06/2023	MXN	1,820	$	99	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	85

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2023	$	27,158	CLP	22,399,897	$774	$0
	06/2023		73,833	IDR	1,120,052,869	976	0
	06/2023		200,000	MXN	3,759,600	5,746	0
BPS	04/2023	CHF	519	$	556	0	(11)
	04/2023	DKK	96,028		13,950	0	(30)
	04/2023	EUR	1,532,438		1,629,102	0	(32,827)
	04/2023	KRW	249,622,814		191,390	225	0
	04/2023	MXN	2,729,977		150,056	0	(966)
	04/2023	$	4,653	AUD	6,961	0	0
	04/2023		23,791	EUR	21,898	0	(43)
	04/2023		290,062	MXN	5,867,012	34,811	0
	04/2023		271	TWD	8,337	2	0
	04/2023	ZAR	1,616,314	$	88,672	0	(1,997)
	05/2023	CAD	5,025		3,709	0	(11)
	05/2023	EUR	1,064,612		1,159,301	2,918	0
	05/2023	$	880,095	BRL	4,499,528	3,454	(135)
	05/2023		13,950	DKK	95,850	29	0
	05/2023		13,045	EUR	11,979	0	(33)
	06/2023	TWD	7,783,819	$	255,155	0	(1,787)
	06/2023	$	79,377	CLP	65,062,697	1,753	0
	06/2023		293,140	IDR	4,444,620,049	3,805	0
	06/2023		191,390	KRW	248,535,717	0	(200)
	06/2023		150,056	MXN	2,768,242	994	0
	06/2023		493	PEN	1,865	0	0
	09/2023		370	ZAR	6,530	0	(8)
BRC	04/2023	CAD	5,088	$	3,700	0	(64)
	04/2023	GBP	449,503		544,143	0	(10,363)
	04/2023	PEN	45,652		12,023	0	(109)
	04/2023	TWD	26,507		862	0	(7)
	04/2023	$	419,195	GBP	339,626	107	(339)
	04/2023		12,000	KRW	14,865,360	0	(616)
	04/2023		12,148	PEN	45,652	0	(15)
	05/2023	GBP	330,649	$	408,454	327	0
	05/2023	$	7,578	DKK	51,813	0	(22)
	05/2023		230,152	NOK	2,314,484	0	(8,661)
	05/2023		12,023	PEN	45,756	111	0
	05/2023	ZAR	578,991	$	31,378	0	(1,018)
BSH	04/2023	BRL	2,104,000		400,000	0	(15,117)
	04/2023	PEN	2,265		603	1	0
	04/2023	$	414,141	BRL	2,104,000	976	0
	04/2023		13,558	PEN	51,402	96	0
	06/2023		200,000	BRL	1,063,020	7,530	0
	07/2023		200,000		1,069,060	7,369	0
CBK	04/2023	AUD	12,922	$	8,657	19	0
	04/2023	BRL	5,843,137		1,139,758	0	(13,087)
	04/2023	DKK	66,679		9,718	11	0
	04/2023	GBP	2,014,882		2,423,603	23	(61,976)
	04/2023	JPY	203,450		1,549	17	0
	04/2023	MXN	104,246		5,499	0	(286)
	04/2023	PEN	181,619		47,915	21	(346)
	04/2023	$	7,101	AUD	10,666	44	(16)
	04/2023		1,120,617	BRL	5,843,137	32,228	0
	04/2023		24,786	CLP	21,789,146	2,554	0
	04/2023		15,927	DKK	112,057	385	0
	04/2023		38,122	EUR	35,210	63	0
	04/2023		300,839	GBP	248,018	5,116	0
	04/2023		1,121	INR	92,213	1	0
	04/2023		43,626	PEN	164,949	175	0

86	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2023	GBP	631,469	$	782,895	$3,460	$0
	05/2023	MXN	1,554		77	0	(9)
	05/2023	PEN	22,000		5,660	0	(175)
	05/2023	$	51,763	BRL	263,648	2	(2)
	05/2023		24,233	CLP	19,544,700	214	0
	05/2023		9,718	DKK	66,554	0	(12)
	05/2023		20,685	PEN	82,078	1,067	0
	05/2023	ZAR	112,373	$	6,107	0	(182)
	06/2023	IDR	8,831,943		571	0	(19)
	06/2023	MXN	185,357		9,867	0	(265)
	06/2023	TWD	2,666,637		87,347	0	(678)
	06/2023	$	273,669	BRL	1,458,435	11,057	0
	06/2023		34,930	IDR	523,807,632	69	0
	06/2023		254,300	MXN	4,758,991	5,833	0
	06/2023		23,505	PEN	91,503	689	0
	07/2023		96,264	MXN	1,852,791	4,558	0
	08/2023	PEN	99,540	$	25,482	0	(763)
DUB	04/2023	AUD	507,150		337,255	0	(1,750)
	04/2023	BRL	819,120		159,176	0	(2,435)
	04/2023	JPY	332,375,709		2,535,671	32,370	0
	04/2023	$	837,946	AUD	1,243,553	0	(6,693)
	04/2023		161,231	BRL	819,120	380	0
	04/2023	ZAR	661,304	$	36,253	0	(842)
	05/2023	$	337,602	AUD	507,150	1,742	0
	05/2023		211,530	BRL	1,082,179	949	(10)
	05/2023		168,475	CLP	136,222,740	2,109	0
	05/2023		2,535,671	JPY	331,038,143	0	(32,364)
	05/2023	ZAR	816,543	$	43,771	0	(1,919)
	06/2023	$	157,490	BRL	819,120	2,424	0
	06/2023		895	MXN	17,289	50	0
GLM	04/2023	BRL	6,623,187	$	1,261,329	0	(45,419)
	04/2023	EUR	137,672		146,428	0	(2,877)
	04/2023	KRW	870,000		703	36	0
	04/2023	$	1,275,020	BRL	6,623,187	31,728	0
	04/2023		18,221	CLP	14,708,918	252	0
	04/2023		222,962	MXN	4,393,478	20,020	0
	05/2023	EUR	382,329	$	416,140	855	0
	05/2023	$	33,744	BRL	172,036	42	(9)
	05/2023		10,878	PEN	44,024	798	0
	05/2023	ZAR	305,216	$	17,362	550	(270)
	06/2023	CLP	14,708,918		18,100	0	(253)
	06/2023	TWD	4,290,085		140,720	0	(885)
	06/2023	$	25,630	IDR	389,622,891	399	0
	07/2023		1,008,509	BRL	5,372,373	33,588	0
	10/2023		250,000		1,366,275	10,567	0
JPM	04/2023	BRL	28,424	$	5,595	0	(13)
	04/2023	EUR	533,011		566,904	0	(11,146)
	04/2023	GBP	53,778		65,192	0	(1,149)
	04/2023	$	5,379	BRL	28,424	229	0
	04/2023		100,000	MXN	2,001,050	10,913	0
	04/2023		3,156	PEN	11,960	20	0
	05/2023	EUR	970,669	$	1,058,898	4,556	0
	05/2023	$	8,591	BRL	43,812	11	0
	05/2023	ZAR	1,519,516	$	82,614	0	(2,402)
	06/2023	$	331,558	IDR	5,136,233,680	11,477	0
MBC	04/2023	BRL	1,000,000	$	196,835	0	(464)
	04/2023	EUR	2,769,695		2,936,849	0	(66,885)
	04/2023	GBP	1,278,020		1,549,031	0	(27,533)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	87

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023	ILS	320	$	93	$5	$0
	04/2023	JPY	21,143,400		157,789	0	(1,453)
	04/2023	MXN	76,469		4,228	0	(4)
	04/2023	$	190,505	BRL	1,000,000	6,794	0
	04/2023		5,216	CAD	7,170	89	0
	04/2023		69,800	EUR	65,466	1,197	0
	04/2023		171,997	GBP	139,986	689	0
	05/2023	CNH	7,382	$	1,100	23	0
	05/2023	GBP	1,688,724		2,093,997	9,573	0
	05/2023	$	5,702	BRL	29,138	19	0
	05/2023		268,549	NOK	2,711,084	0	(9,104)
	05/2023	ZAR	913,529	$	48,830	0	(2,283)
	06/2023	TWD	2,231,425		73,739	86	0
	06/2023	$	200,885	IDR	3,067,378,716	3,988	0
	09/2023		2,825	ZAR	49,988	0	(59)
	09/2023	ZAR	5,420,881	$	299,667	0	(483)
MYI	04/2023	AUD	688,741		460,085	213	(517)
	04/2023	CHF	46,174		49,187	0	(1,279)
	04/2023	MXN	2,010,988		97,000	0	(14,248)
	04/2023	$	512,019	AUD	761,584	0	(2,938)
	04/2023		3,599	EUR	3,367	53	0
	04/2023		94,970	GBP	79,073	2,574	0
	04/2023		412,518	KRW	512,224,153	0	(20,249)
	04/2023		329	MXN	5,940	0	0
	04/2023		10,432	PEN	39,894	156	0
	05/2023		460,563	AUD	688,741	504	(217)
	05/2023		54,450	NOK	547,127	0	(2,091)
	05/2023	ZAR	1,280	$	70	0	(2)
	06/2023	TWD	24,771		812	0	(5)
	06/2023	$	72,639	IDR	1,103,061,295	1,036	0
	06/2023		2,034	MXN	38,826	88	0
NGF	04/2023		2,301,502	JPY	309,608,364	30,326	0
RBC	04/2023	CAD	3,469	$	2,555	0	(12)
	04/2023	GBP	2,124,143		2,567,407	0	(52,934)
	04/2023	$	211,509	MXN	4,384,329	31,032	0
	05/2023		351		6,643	15	0
	07/2023		21,167		407,274	995	0
RYL	04/2023	GBP	111,858	$	135,248	0	(2,740)
	04/2023	$	6,143	GBP	5,099	147	0
	05/2023	SEK	29,790	$	2,885	8	0
SCX	04/2023	GBP	126,083		153,109	0	(2,428)
	04/2023	NZD	57,595		35,905	0	(109)
	04/2023	$	53,383	CLP	44,665,617	2,714	0
	04/2023		1,812	GBP	1,510	51	0
	04/2023		2,752	INR	225,770	0	(5)
	04/2023		321,053	JPY	43,530,395	6,798	0
	04/2023		784,875	KRW	968,401,994	0	(43,258)
	05/2023		35,906	NZD	57,595	110	0
	06/2023	TWD	284,258	$	9,325	0	(59)
	06/2023	$	45,081	CLP	41,894,089	7,268	0
	06/2023		146,235	IDR	2,230,160,630	2,733	0
	06/2023		1,275	PEN	4,817	0	(1)
	08/2023		50,000	CLP	41,489,000	1,516	0
	09/2023	ZAR	5,503,483	$	313,678	9,147	0
SOG	04/2023	$	2,115,632	EUR	1,947,031	0	(4,077)
	05/2023	EUR	1,947,031	$	2,118,978	4,111	0
SSB	04/2023	CLP	59,374,535		73,849	0	(721)
	04/2023	PEN	19,695		5,183	0	(51)

88	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2023	$	150,000	CLP	120,321,000	$1,157	$(393)
	05/2023		5,183	PEN	19,747	52	0
	06/2023	TWD	2,196,898	$	72,582	68	0
	07/2023	$	73,849	CLP	60,051,729	758	0
TOR	04/2023	AUD	652,619	$	433,655	0	(2,588)
	04/2023	CAD	111,422		82,134	0	(310)
	04/2023	NZD	477,103		295,279	0	(3,054)
	04/2023	$	9,004	AUD	13,383	0	(58)
	04/2023		28,154	CAD	38,151	75	0
	04/2023		100,000	MXN	2,000,400	10,812	0
	05/2023	CAD	38,136	$	28,154	0	(75)
	05/2023	$	434,089	AUD	652,619	2,590	0
	05/2023		295,282	NZD	477,103	3,064	0
UAG	04/2023	AUD	578,843	$	385,749	44	(1,222)
	04/2023	GBP	1,768,807		2,143,776	0	(38,223)
	04/2023	MXN	76,469		4,227	0	(4)
	04/2023	$	932,660	AUD	1,373,398	0	(14,612)
	04/2023		53,828	CAD	73,184	323	0
	04/2023		50,969	CHF	46,673	42	0
	04/2023		9,889	GBP	8,186	209	0
	04/2023		6,148	KRW	7,583,576	0	(341)
	04/2023		1,702	MXN	31,691	53	0
	05/2023	CAD	73,155	$	53,828	0	(324)
	05/2023	CHF	46,533		50,969	0	(42)
	05/2023	GBP	4,752,575		5,883,237	17,044	0
	05/2023	$	380,950	AUD	571,142	1,211	0
	05/2023		7,018	NOK	71,035	0	(220)
	06/2023		730	MXN	13,889	29	0

Total Forward Foreign Currency Contracts						$480,117	$(592,930)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.180%	07/21/2032	174,900	$28,054	$24,243
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	07/21/2032	285,300	45,762	52,343
FAR	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.243	08/05/2024	605,500	8,174	3,829
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.243	08/05/2024	605,500	8,174	11,940
GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110	07/26/2032	122,300	19,813	16,423
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.110	07/26/2032	177,300	28,722	33,631
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.053	07/20/2023	1,798,800	10,793	1,234
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.053	07/20/2023	1,798,800	10,793	23,737
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.620	07/22/2024	1,798,800	13,491	7,527

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	89

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.620%	07/22/2024	1,798,800	$13,491	$15,946
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	07/19/2024	1,277,500	17,566	10,627
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	07/19/2024	1,277,500	17,566	19,979
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	07/20/2027	140,900	18,592	14,345
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	07/20/2027	158,900	20,967	24,476
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.170	07/19/2032	141,400	22,426	19,425
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.170	07/19/2032	159,400	25,281	29,301
NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.645	07/22/2024	1,955,700	27,966	17,076
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.645	07/22/2024	1,955,700	27,966	29,391

Total Purchased Options							$365,597	$355,473

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	326,000	$(1,011)	$(322)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	326,000	(1,011)	(1,933)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.748	07/21/2023	253,100	(5,986)	(1,750)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.748	07/21/2023	253,100	(5,986)	(7,137)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	118,200	(561)	(707)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	118,200	(561)	(322)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	51,900	(503)	(272)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	51,900	(503)	(24)
BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	148,500	(149)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	148,500	(453)	(2,216)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	379,600	(658)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	379,600	(658)	(5,127)
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	84,500	(663)	(302)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	84,500	(663)	(842)

90	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920%	10/13/2023	294,600	$(1,779)	$(451)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	294,600	(1,779)	(3,519)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	201,500	(1,551)	(795)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	201,500	(1,551)	(1,859)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.508	07/21/2023	64,400	(4,817)	(905)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.508	07/21/2023	64,400	(4,817)	(5,752)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	260,300	(2,037)	(929)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	260,300	(2,037)	(2,597)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	287,400	(2,220)	(1,122)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	287,400	(2,220)	(2,672)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.040	06/15/2023	506,500	(2,659)	(873)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.040	06/15/2023	506,500	(2,659)	(3,071)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.060	06/15/2023	2,025,700	(10,635)	(3,595)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.060	06/15/2023	2,025,700	(10,635)	(11,995)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.140	06/20/2023	1,151,000	(6,100)	(2,402)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.140	06/20/2023	1,151,000	(6,100)	(6,179)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.010	07/21/2023	1,196,400	(7,507)	(910)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010	07/21/2023	1,196,400	(7,507)	(16,316)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/25/2023	779,100	(4,869)	(470)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.765	07/25/2023	779,100	(4,869)	(12,300)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	197,300	(1,213)	(302)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	197,300	(1,213)	(2,357)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	159,700	(1,034)	(285)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	159,700	(1,034)	(1,758)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	159,400	(1,120)	(325)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	159,400	(1,120)	(1,604)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	159,400	(1,108)	(343)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	159,400	(1,108)	(1,545)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	159,400	(1,106)	(355)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	91

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225%	10/23/2023	159,400	$(1,106)	$(1,505)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	159,500	(1,097)	(280)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	159,500	(1,097)	(1,801)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	159,100	(1,090)	(249)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	159,100	(1,090)	(1,940)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	158,500	(1,149)	(335)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	158,500	(1,149)	(1,607)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	163,400	(1,085)	(302)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	163,400	(1,085)	(1,846)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	323,000	(1,171)	(320)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	323,000	(1,171)	(1,806)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	323,000	(1,126)	(291)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	323,000	(1,126)	(1,983)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	325,000	(1,016)	(370)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	325,000	(1,016)	(1,724)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	246,400	(1,933)	(886)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	246,400	(1,933)	(2,443)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	165,700	(1,251)	(618)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	165,700	(1,251)	(1,600)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/05/2023	406,600	(754)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/05/2023	406,600	(754)	(6,025)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	689,200	(1,324)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	689,200	(1,324)	(10,283)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	411,000	(444)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	411,000	(1,162)	(5,518)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	380,000	(669)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	380,000	(669)	(5,125)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	381,000	(670)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	381,000	(670)	(5,808)

92	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.468%	07/25/2023	164,800	$(3,939)	$(730)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.468	07/25/2023	164,800	(3,939)	(6,299)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	206,500	(1,125)	(924)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	206,500	(1,125)	(53)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	59,200	(281)	(354)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	59,200	(281)	(161)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	177,800	(927)	(1,083)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	177,800	(927)	(777)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	331,900	(3,893)	(518)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	331,900	(4,589)	(3,922)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	103,300	(568)	(462)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	103,300	(568)	(26)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	07/19/2023	781,600	(4,690)	(593)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	07/19/2023	781,600	(4,690)	(10,494)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.052	07/20/2023	779,600	(4,794)	(610)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.052	07/20/2023	779,600	(4,794)	(10,366)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	170,100	(1,149)	(306)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	170,100	(1,149)	(1,990)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	07/19/2023	165,400	(3,854)	(1,028)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	07/19/2023	165,400	(3,854)	(4,939)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.675	07/20/2023	168,000	(3,906)	(1,017)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.675	07/20/2023	168,000	(3,906)	(5,152)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	07/19/2023	42,100	(3,035)	(643)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550	07/19/2023	42,100	(3,035)	(3,482)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.537	07/20/2023	41,900	(3,050)	(628)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.537	07/20/2023	41,900	(3,050)	(3,550)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	06/15/2023	921,100	(4,836)	(1,393)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	06/15/2023	921,100	(4,836)	(6,187)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	242,700	(1,577)	(483)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	93

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020%	11/06/2023	242,700	$(1,578)	$(2,577)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	239,800	(1,517)	(419)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	239,800	(1,517)	(2,823)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	201,000	(1,548)	(790)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	201,000	(1,548)	(1,861)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	201,000	(1,533)	(821)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	201,000	(1,533)	(1,798)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	1,212,200	(2,404)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	1,212,200	(2,404)	(17,881)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	609,900	(1,188)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	609,900	(1,188)	(9,051)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	565,900	(704)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	565,900	(1,268)	(8,621)

							$(251,449)	$(278,017)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Cap	3.018%	1-Day USD-SOFR Compounded-OIS	07/24/2024	1,798,800	$(13,461)	$(26,123)
	Call - OTC 1-Year Interest Rate Cap	2.596	1-Day USD-SOFR Compounded-OIS	07/23/2025	1,798,800	(15,754)	(17,771)
	Put - OTC 1-Year Interest Rate Floor	3.018	1-Day USD-SOFR Compounded-OIS	07/24/2024	1,798,800	(13,461)	(3,821)
	Put - OTC 1-Year Interest Rate Floor	2.596	1-Day USD-SOFR Compounded-OIS	07/23/2025	1,798,800	(15,754)	(9,444)
FAR	Call - OTC 2-Year Interest Rate Cap	2.224	1-Day USD-SOFR Compounded-OIS	08/08/2026	605,500	(10,445)	(13,818)
MYC	Call - OTC 2-Year Interest Rate Cap	2.550	1-Day USD-SOFR Compounded-OIS	07/23/2026	1,277,500	(22,593)	(24,722)
NGF	Call - OTC 2-Year Interest Rate Cap	2.618	1-Day USD-SOFR Compounded-OIS	07/25/2026	1,955,700	(35,887)	(36,569)
FAR	Put - OTC 2-Year Interest Rate Floor	2.224	1-Day USD-SOFR Compounded-OIS	08/08/2026	605,500	(10,445)	(5,769)
MYC	Put - OTC 2-Year Interest Rate Floor	2.550	1-Day USD-SOFR Compounded-OIS	07/23/2026	1,277,500	(22,593)	(15,094)
NGF	Put - OTC 2-Year Interest Rate Floor	2.618	1-Day USD-SOFR Compounded-OIS	07/25/2026	1,955,700	(35,887)	(24,323)

						$(196,280)	$(177,454)

94	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$95.594	04/06/2023	24,300	$(194)	$(77)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.469	04/06/2023	64,500	(423)	(116)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	34,800	(158)	(115)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	64,500	(322)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	34,800	(130)	(3)
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	83,200	(377)	(296)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	154,900	(678)	(1,448)
MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	164,100	(1,308)	(520)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.313	04/06/2023	79,800	(524)	(112)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.313	04/06/2023	79,800	(405)	(26)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	121,700	(970)	(403)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	123,700	(512)	(728)

					$(6,001)	$(3,858)

Total Written Options					$(453,730)	$(459,329)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.672%	EUR 5,300	$72	$(97)	$0	$(25)
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.672	20,000	169	(263)	0	(94)
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.672	10,000	90	(137)	0	(47)
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.672	40,000	370	(559)	0	(189)

							$701	$(1,056)	$0	$(355)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	2.168%	$	10,600	$(464)	$52	$0	$(412)
	Turkey Government International Bond	1.000	Quarterly	12/20/2023	2.583		101,800	(7,407)	6,306	0	(1,101)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.468		7,900	(724)	499	0	(225)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	95

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Turkey Government International Bond	1.000%	Quarterly	12/20/2024	4.106%	$	39,800	$(4,386)	$2,408	$0	$(1,978)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		47,700	(2,287)	(106)	0	(2,393)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		3,100	(276)	71	0	(205)
	Turkey Government International Bond	1.000	Quarterly	12/20/2023	2.583		15,600	(1,157)	988	0	(169)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		4,400	(316)	97	0	(219)
	Turkey Government International Bond	1.000	Quarterly	06/20/2025	4.454		2,600	(445)	264	0	(181)
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165		140,500	(6,441)	987	0	(5,454)
	Turkey Government International Bond	1.000	Quarterly	12/20/2023	2.583		90,800	(6,096)	5,114	0	(982)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.468		82,100	(7,269)	4,927	0	(2,342)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		171,490	(21,145)	12,624	0	(8,521)
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2023	0.222		7,600	(385)	401	16	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.835		89,500	(1,546)	1,826	280	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946		14,900	(152)	167	15	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.272		49,600	195	(399)	0	(204)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		6,100	(219)	(87)	0	(306)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339		40,400	(653)	988	335	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.468		11,000	(985)	671	0	(314)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		8,500	(886)	464	0	(422)
DUB	Eskom «	1.000	Quarterly	06/30/2029	4.650		50,500	0	20	20	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168		17,500	(769)	88	0	(681)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		13,100	(1,509)	858	0	(651)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.602		6,900	(222)	258	36	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.835		87,700	(1,365)	1,640	275	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.675		59,800	(896)	1,058	162	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		59,100	(2,190)	(775)	0	(2,965)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		25,400	(2,264)	586	0	(1,678)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	1.447		18,800	2,628	(50)	2,578	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.173		4,300	(33)	43	10	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		43,000	(358)	781	423	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.086		1,560	(65)	60	0	(5)

96	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2028	1.199%	$	10,500	$(179)	$85	$0	$(94)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828		15,800	(816)	842	26	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168		8,900	(400)	54	0	(346)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.468		22,500	(2,118)	1,476	0	(642)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		67,500	(7,534)	4,180	0	(3,354)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.372		14,500	(459)	530	71	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.602		127,400	(3,727)	4,383	656	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946		12,600	(36)	49	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		113,500	(1,698)	2,370	672	0
JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		8,800	(339)	(103)	0	(442)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		141,000	(2,841)	3,676	835	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.702		21,600	(169)	371	202	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828		91,000	(5,032)	5,179	147	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2023	2.583		2,200	(151)	127	0	(24)
MBC	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		10,500	(1,145)	623	0	(522)
MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		61,200	(2,202)	(869)	0	(3,071)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		70,400	(6,276)	1,626	0	(4,650)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		35,400	(184)	532	348	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.614		3,700	(51)	89	38	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840		48,100	74	210	284	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944		40,060	(136)	238	102	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		106,300	(2,408)	1,460	0	(948)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168		229,100	(10,035)	1,127	0	(8,908)
	Turkey Government International Bond	1.000	Quarterly	12/20/2023	2.583		9,500	(688)	585	0	(103)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.468		19,700	(1,909)	1,347	0	(562)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.106		28,000	(3,159)	1,768	0	(1,391)
NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828		23,400	(1,213)	1,251	38	0

								$(124,918)	$76,035	$7,582	$(56,465)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	97

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$33,687	$(20,471)	$18,621	$0	$(1,850)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	3,681	(2,353)	1,877	0	(476)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	536	(15)	15	0	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	891	(2)	1	0	(1)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	3,788	(970)	933	0	(37)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	10,593	(6,474)	5,892	0	(582)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	36	(1)	1	0	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	2,049	(63)	60	0	(3)
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	1,263	41	(28)	13	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	6,117	(2,982)	2,505	0	(477)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	81,357	(49,531)	45,063	0	(4,468)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	142	(7)	7	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	1,719	0	(101)
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	14,831	(9,030)	8,216	0	(814)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	12,287	(7,853)	6,265	0	(1,588)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	436	0	(570)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	452	(12)	12	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	175,682	(8,158)	8,154	0	(4)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,935	(998)	943	0	(55)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	1,114	(23)	21	0	(2)
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	22,937	(20,415)	15,010	0	(5,405)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	172	(135)	103	0	(32)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	71,204	(44,671)	40,761	0	(3,910)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	50,726	(33,348)	26,791	0	(6,557)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	27,200	(190)	(280)	0	(470)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	798	(18)	19	1	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	61,898	(1,429)	1,086	0	(343)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	2,227	(46)	43	0	(3)
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	6,798	(1,741)	1,674	0	(67)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	79,858	(25,108)	20,723	0	(4,385)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	24,743	(4,508)	1,310	0	(3,198)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	403,950	(4,819)	1,107	0	(3,712)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	5,000	(8)	(78)	0	(86)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	70,800	109	(1,756)	0	(1,647)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	157	(2)	2	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	830,100	2,189	(3,858)	0	(1,669)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	195,431	(8,314)	7,231	0	(1,083)
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	20,000	(1,505)	1,320	0	(185)
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	770	(325)	144	0	(181)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	47	(28)	19	0	(9)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	13	0	(71)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	2,573	0	(2,934)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	91,906	(4,136)	4,134	0	(2)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	34,166	0	(1,184)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	298,064	(2,666)	1,015	0	(1,651)
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	5,364	(1,324)	1,271	0	(53)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	23	(1)	1	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	44,583	(2,337)	2,336	0	(1)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	9,151	0	(292)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	157,378	(12,323)	11,451	0	(872)
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	52,688	(8,668)	8,147	0	(521)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	16,949	(10,300)	9,369	0	(931)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	9,204	(5,883)	4,693	0	(1,190)
	CDX.HY-33 5-Year Index 35-100%	5.000	Quarterly	12/20/2024	218,893	36,475	(18,914)	17,561	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	626	0	(747)

98	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$112	$(3)	$3	$0	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	17,363	(591)	591	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	4,380	0	(130)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,942	(889)	839	0	(50)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	2,083	(86)	83	0	(3)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	454,800	(1,564)	(2,616)	0	(4,180)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	82,900	392	(1,479)	0	(1,087)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	98,300	(134)	(1,564)	0	(1,698)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,173	0	(83)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,650	98	(140)	0	(42)
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	163	(6)	6	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	16,810	(749)	749	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	2,997	0	(105)

						$(332,360)	$288,138	$17,575	$(61,797)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.071%	Maturity	06/20/2023	$57,200	$(442)	$1,785	$1,343	$0

Total Swap Agreements								$(457,019)	$364,902	$26,500	$(118,617)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$3,445	$0	$0	$3,445	$(3,475)	$0	$0	$(3,475)	$(30)	$0	$(30)
BOA	16,904	0	0	16,904	(9,149)	(12,792)	(6,068)	(28,009)	(11,105)	(780)	(11,885)
BPS	47,991	0	0	47,991	(38,048)	(7,343)	(3,167)	(48,558)	(567)	19,462	18,895
BRC	545	0	13	558	(21,214)	0	(17,921)	(39,135)	(38,577)	40,929	2,352
BSH	15,972	0	0	15,972	(15,117)	0	0	(15,117)	855	(90)	765
CBK	67,606	0	646	68,252	(77,816)	(1,144)	(6,386)	(85,346)	(17,094)	42,531	25,437
DUB	40,024	76,586	20	116,630	(46,013)	(13,281)	(4,365)	(63,659)	52,971	6,709	59,680
FAR	0	15,769	0	15,769	0	(26,907)	0	(26,907)	(11,138)	3,474	(7,664)
FBF	0	0	1	1	0	0	(16,720)	(16,720)	(16,719)	17,545	826
GLM	98,835	50,054	0	148,889	(49,713)	(136,471)	0	(186,184)	(37,295)	19,030	(18,265)
GST	0	0	4,853	4,853	0	0	(25,163)	(25,163)	(20,310)	28,037	7,727
HUS	0	0	1,412	1,412	0	0	0	0	1,412	(1,300)	112
JPM	27,206	0	1,184	28,390	(14,710)	(2,232)	(916)	(17,858)	10,532	(796)	9,736
JPS	0	0	0	0	0	0	(5,771)	(5,771)	(5,771)	6,712	941
MBC	22,463	0	0	22,463	(108,268)	0	(522)	(108,790)	(86,327)	119,443	33,116
MEI	0	0	0	0	0	0	(1,218)	(1,218)	(1,218)	1,446	228
MSC	0	0	0	0	0	(658)	0	(658)	(658)	1,207	549
MYC	0	166,597	18,333	184,930	0	(141,773)	(23,205)	(164,978)	19,952	21,411	41,363
MYI	4,624	0	0	4,624	(41,546)	0	0	(41,546)	(36,922)	32,710	(4,212)
NGF	30,326	46,467	38	76,831	0	(115,597)	0	(115,597)	(38,766)	21,962	(16,804)
RBC	32,042	0	0	32,042	(52,946)	0	0	(52,946)	(20,904)	34,298	13,394
RYL	155	0	0	155	(2,740)	0	0	(2,740)	(2,585)	3,098	513
SAL	0	0	0	0	0	(1,131)	(7,090)	(8,221)	(8,221)	9,796	1,575
SCX	30,337	0	0	30,337	(45,860)	0	0	(45,860)	(15,523)	9,390	(6,133)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	99

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
SOG	$4,111	$0	$0	$4,111	$(4,077)	$0	$0	$(4,077)	$34	$0	$34
SSB	2,035	0	0	2,035	(1,165)	0	0	(1,165)	870	(1,440)	(570)
TOR	16,541	0	0	16,541	(6,085)	0	0	(6,085)	10,456	(9,990)	466
UAG	18,955	0	0	18,955	(54,988)	0	(105)	(55,093)	(36,138)	60,511	24,373

Total Over the Counter	$480,117	$355,473	$26,500	$862,090	$(592,930)	$(459,329)	$(118,617)	$(1,170,876)

(q)

Securities with an aggregate market value of $499,702 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

100	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,035	$8,035
Swap Agreements	0	80,983	0	0	234,936	315,919

	$0	$80,983	$0	$0	$242,971	$323,954

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$480,117	$0	$480,117
Purchased Options	0	0	0	0	355,473	355,473
Swap Agreements	0	25,157	0	0	1,343	26,500

	$0	$25,157	$0	$480,117	$356,816	$862,090

	$0	$106,140	$0	$480,117	$599,787	$1,186,044

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$67,287	$67,287
Futures	0	0	0	0	95,722	95,722
Swap Agreements	0	142	0	0	317,775	317,917

	$0	$142	$0	$0	$480,784	$480,926

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$592,930	$0	$592,930
Written Options	0	0	0	0	459,329	459,329
Swap Agreements	0	118,617	0	0	0	118,617

	$0	$118,617	$0	$592,930	$459,329	$1,170,876

	$0	$118,759	$0	$592,930	$940,113	$1,651,802

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7,051	$7,051
Futures	0	0	0	0	2,780,218	2,780,218
Swap Agreements	0	(17,604)	0	0	(1,576,603)	(1,594,207)

	$0	$(17,604)	$0	$0	$1,210,666	$1,193,062

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,507,977	$0	$2,507,977
Purchased Options	0	0	0	0	(27,119)	(27,119)
Written Options	0	38,438	0	0	52,415	90,853
Swap Agreements	0	(385,792)	(18,298)	0	(2,127)	(406,217)

	$0	$(347,354)	$(18,298)	$2,507,977	$23,169	$2,165,494

	$0	$(364,958)	$(18,298)	$2,507,977	$1,233,835	$3,358,556

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	101

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16,166	$16,166
Futures	0	0	0	0	(994,605)	(994,605)
Swap Agreements	0	579,182	0	0	3,313,876	3,893,058

	$0	$579,182	$0	$0	$2,335,437	$2,914,619

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(563,951)	$0	$(563,951)
Purchased Options	0	0	0	0	(74,397)	(74,397)
Written Options	0	(18,453)	0	0	344,651	326,198
Swap Agreements	0	388,151	(2,645)	0	(7,776)	377,730

	$0	$369,698	$(2,645)	$(563,951)	$262,478	$65,580

	$0	$948,880	$(2,645)	$(563,951)	$2,597,915	$2,980,199

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$190,652	$2,398,422	$1,706,043	$4,295,117
Corporate Bonds & Notes
Banking & Finance	0	6,260,820	50,125	6,310,945
Industrials	0	6,830,915	3,569	6,834,484
Utilities	0	3,982,226	0	3,982,226
Convertible Bonds & Notes
Industrials	0	36,047	0	36,047
Municipal Bonds & Notes
California	0	32,158	0	32,158
Illinois	0	55,926	0	55,926
Puerto Rico	0	8,032	0	8,032
U.S. Government Agencies	0	50,860,002	0	50,860,002
U.S. Treasury Obligations	0	20,170,796	0	20,170,796
Non-Agency Mortgage-Backed Securities	0	40,724,651	441,807	41,166,458
Asset-Backed Securities	0	12,652,388	735,989	13,388,377
Sovereign Issues	0	3,769,817	115,677	3,885,494
Common Stocks
Energy	0	0	265	265
Financials	4,968	0	195,113	200,081
Health Care	0	0	55	55
Industrials	0	0	435	435
Rights
Financials	0	0	5,627	5,627
Warrants
Financials	0	0	6,163	6,163
Information Technology	0	0	69,348	69,348
Preferred Securities
Financials	0	792,580	0	792,580
Industrials	0	85,978	7,716	93,694
Real Estate Investment Trusts
Real Estate	385,064	0	0	385,064

102	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short-Term Instruments
Repurchase Agreements	$0	$3,495	$0	$3,495
Argentina Treasury Bills	0	243,461	0	243,461
U.S. Treasury Bills	0	244,405	0	244,405

	$580,684	$149,152,119	$3,337,932	$153,070,735

Investments in Affiliates, at Value
Common Stocks
Communication Services	96,244	0	42,873	139,117
Consumer Discretionary	0	0	142,132	142,132
Industrials	0	0	2	2
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,104,323	$0	$0	$6,104,323

	$6,200,567	$0	$185,007	$6,385,574

Total Investments	$6,781,251	$149,152,119	$3,522,939	$159,456,309

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,775,414)	$0	$(1,775,414)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,699	316,973	0	323,672
Over the counter	0	862,057	33	862,090

	$6,699	$1,179,030	$33	$1,185,762

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,595)	(475,331)	0	(480,926)
Over the counter	0	(1,170,876)	0	(1,170,876)

	$(5,595)	$(1,646,207)	$0	$(1,651,802)

Total Financial Derivative Instruments	$1,104	$(467,177)	$33	$(466,040)

Totals	$6,782,355	$146,909,528	$3,522,972	$157,214,855

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,405,592	$641,997	$(364,067)	$5,943	$(17,344)	$2,922	$32,777	$(1,777)	$1,706,043	$(5,357)
Corporate Bonds & Notes
Banking & Finance	256,755	3,486	(211,837)	400	(9,652)	10,973	0	0	50,125	(2,587)
Industrials	3,414	873	(510)	8	0	(216)	0	0	3,569	(175)
Non-Agency Mortgage-Backed Securities	2,166,447	433,257	(1,709,813)	169	(1,828)	(78,853)	0	(367,572)	441,807	(37,934)
Asset-Backed Securities	148,510	617,164	(3,366)	(117)	(45)	(26,157)	0	0	735,989	(26,331)
Sovereign Issues	0	390,997	0	708	0	(336,937)	60,909	0	115,677	(336,937)
Common Stocks
Energy	0	265	0	0	0	0	0	0	265	0
Financials	242,895	0	0	0	0	(47,782)	0	0	195,113	(47,782)
Health Care	2,141	0	(386)	0	381	(2,081)	0	0	55	(1,670)
Industrials	0	0	0	0	0	435	0	0	435	435

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	103

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023 (2)
Rights
Financials	$4,051	$0	$0	$0	$0	$1,576	$0	$0	$5,627	$1,576
Warrants
Financials(3)	5,035	0	0	0	0	1,128	0	0	6,163	1,127
Industrials	374	0	(83)	0	83	(374)	0	0	0	0
Information Technology	124,570	0	0	0	0	(55,222)	0	0	69,348	(55,222)
Preferred Securities
Industrials	36,456	0	(30,596)	0	16,980	(15,124)	0	0	7,716	(2,361)
Utilities	1,073,342	0	(1,035,456)	0	(78,970)	41,084	0	0	0	0

	$5,469,582	$2,088,039	$(3,356,114)	$7,111	$(90,395)	$(504,628)	$93,686	$(369,349)	$3,337,932	$(513,218)

Investments in Affiliates, at Value
Common Stocks
Communication Services	208,097	0	0	0	0	(165,224)	0	0	42,873	(165,224)
Consumer Discretionary(4)	142,627	0	0	0	0	(495)	0	0	142,132	(495)
Industrials	2	0	0	0	0	0	0	0	2	0

Financial Derivative Instruments - Assets
Over the counter	$249,803	$0	$9	$0	$(16)	$(249,763)	$0	$0	$33	$(3)

Financial Derivative Instruments - Liabilities
Over the counter	$(195,279)	$0	$0	$0	$0	$195,279	$0	$0	$0	$0

Totals	$5,874,832	$2,088,039	$(3,356,105)	$7,111	$(90,411)	$(724,831)	$93,686	$(369,349)	$3,522,972	$(678,940)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4	Expected Recovery	Recovery Rate	100.000	—
	891,188	Discounted Cash Flow	Discount Rate	6.680-12.550	8.342
	124,318	Discounted Cash Flow	Discount Spread	4.834	—
	605,406	Indicative Market Quotation	Price	97.000	—
	85,127	Third Party Vendor	Broker Quote	91.000-93.000	92.230
Corporate Bonds & Notes
Banking & Finance	46,582	Discounted Cash Flow	Discount Rate	5.460	—
	3,543	Proxy Pricing	Base Price	100.179-100.562	100.332
Industrials	3,569	Discounted Cash Flow	Discount Rate	5.490-14.510	7.774
Non-Agency Mortgage-Backed Securities	413,058	Discounted Cash Flow	Discount Rate	10.000-16.200	10.296
	28,749	Expected Recovery	Recovery Rate	0.010-96.340	96.340
Asset-Backed Securities	153,534	Discounted Cash Flow	Discount Rate	5.780-17.500	11.498
	41,432	Discounted Cash Flow/Indicative Market Quotation	Discount Rate/Broker Quote	9.990/95.250	—
	204	Expected Recovery	Recovery Rate	2.080	—
	540,819	Proxy Pricing	Base Price	87.816-100.471	89.936

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March 31, 2023

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)		Weighted Average
Sovereign Issues	$115,677	Third Party Vendor	Expected Recovery		6.000		—
Common Stocks
Energy	265	Comparable Multiple	EBITDA Multiple	X	6.000		—
Financials	195,113	Indicative Market Quotation	Price	$	22.250		—
Health Care	55	Comparable Multiple	EBITDA Multiple	X	9.000		—
Industrials	435	Indicative Market Quotation	Broker Quote	$	3.000		—
Rights
Financials	5,627	Other Valuation Techniques(5)	—		—		—
Warrants
Financials	369	Indicative Market Quotation	Price	$	1.000-2.250		2.132
	5,794	Other Valuation Techniques(5)	—		—		—
Information Technology	69,348	Comparable Multiple	EBITDA Multiple	X	4.500		—
Preferred Securities
Industrials	7,716	Discounted Cash Flow/Comparable Multiple	Discount Rate/TBV Multiple	%/X	27.030/0.340		—
Investments in Affiliates, at Value
Common Stocks
Communication Services	42,873	Adjusted Market Price	Adjustment Factor		10.000		—
Consumer Discretionary	142,132	Discounted Cash Flow/Comparable Multiple	Discount Rate/Revenue Multiple/EBITDA Multiple	%/ X/X	10.000/0.550/6.000		—
Industrials	2	Expected Recovery	Recovery Rate		0.000	(6)	—

Financial Derivative Instruments - Assets
Over the counter	33	Other Valuation Techniques(5)	—		—		—

Total	$3,522,972

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Rights to Warrants since prior fiscal year end.
(4)	Sector type updated from Industrials to Consumer Discretionary since prior fiscal year end.
(5)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.
(6)	0.0001 Input Value.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	105

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

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interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

ANNUAL REPORT	MARCH 31, 2023	107

Notes to Financial Statements (Cont.)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes

108	PIMCO INCOME FUND

March 31, 2023

amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as

ANNUAL REPORT	MARCH 31, 2023	109

Notes to Financial Statements (Cont.)

amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

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Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value

ANNUAL REPORT	MARCH 31, 2023	111

Notes to Financial Statements (Cont.)

of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

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For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash

ANNUAL REPORT	MARCH 31, 2023	113

Notes to Financial Statements (Cont.)

flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would

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result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Adviser’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2023	115

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$6,847,743	$46,580,892	$(47,322,100)	$(2,673)	$461	$6,104,323	$110,093	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended March 31, 2023 (amounts in thousands†, except number of shares).

Security Name	Market Value at 03/31/2022	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/31/2023	Dividend Income	Shares Held at 03/31/2023
Clear Channel Outdoor Holdings, Inc.	$175,985	$0	$0	$0	$(114,950)	$61,035	$0	50,862,666
iHeartMedia, Inc. ‘A’	170,900	0	0	0	(135,691)	35,209	0	9,028,024
iHeartMedia, Inc. ‘B’	208,097	0	0	0	(165,224)	42,873	0	12,214,441
Neiman Marcus Group Ltd. LLC	142,627	0	0	0	(495)	142,132	0	919,864
Noble Corp.*	152,180	0	(172,451)	114,848	(94,577)	0	0	0
Sierra Hamilton Holder LLC	2	0	0	0	0	2	0	15,369,768

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Not affiliated at March 31, 2023.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Financial Statements (Cont.)

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or

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guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long- term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing

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Notes to Financial Statements (Cont.)

fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility

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of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Notes to Financial Statements (Cont.)

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the

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Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap

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Notes to Financial Statements (Cont.)

agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood

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or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is

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Notes to Financial Statements (Cont.)

equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

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Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Distribution Rate Risk  is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

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Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and

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Notes to Financial Statements (Cont.)

unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-

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buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2023	135

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees   PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

136	PIMCO INCOME FUND

March 31, 2023

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses   PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation   Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets

ANNUAL REPORT	MARCH 31, 2023	137

Notes to Financial Statements (Cont.)

attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $730,096.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$50,819	$706,472	$23,308

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$628,956,662	$597,288,175	$17,327,193	$16,676,829

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2023	139

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,330,219	$24,794,171	2,244,210	$26,803,057

I-2	1,037,639	10,998,175	916,217	10,926,722

I-3	129,091	1,390,278	41,612	496,427

Administrative Class	9,505	100,970	14,542	174,311

Class A	211,750	2,243,203	241,231	2,878,380

Class C	31,941	337,913	52,907	633,928

Class R	5,055	53,550	7,497	89,581

Issued as reinvestment of distributions

Institutional Class	403,839	4,254,018	252,771	3,003,700

I-2	151,354	1,594,490	98,597	1,171,857

I-3	9,151	96,219	3,441	40,917

Administrative Class	1,888	19,890	1,420	16,902

Class A	70,632	743,908	46,930	558,189

Class C	22,425	236,102	14,691	174,786

Class R	2,571	27,065	1,530	18,190

Cost of shares redeemed

Institutional Class	(2,731,884)	(29,077,882)	(1,974,029)	(23,306,189)

I-2	(1,333,547)	(14,160,523)	(874,414)	(10,313,576)

I-3	(63,357)	(670,093)	(52,702)	(619,798)

Administrative Class	(14,681)	(156,535)	(20,598)	(244,952)

Class A	(389,063)	(4,137,078)	(398,935)	(4,723,119)

Class C	(152,313)	(1,619,447)	(156,371)	(1,860,061)

Class R	(9,789)	(104,346)	(9,156)	(108,933)

Net increase (decrease) resulting from Fund share transactions	(277,574)	$(3,035,952)	451,391	$5,810,319

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the Consolidated Schedule of Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed on April 30, 2018, as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential mortgage loans consistent with the Fund’s investment objectives and policies. The net assets of the MLM 766, LLC as of period end represented less than 0.0% of the Fund’s consolidated net assets.

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15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Income Fund	$624,698	$0	$(9,657,476)	$(54,989)	$(6,998,442)	$0	$(1,366,499)	$(17,452,708)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

ANNUAL REPORT	MARCH 31, 2023	141

Notes to Financial Statements (Cont.)

March 31, 2023

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short positions, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, debt to equity adjustments, hyperinflationary adjustments, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Fund	$6,930,381	$68,061

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Income Fund	$172,075,174	$14,154,428	$(23,748,835)	$(9,594,407)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short positions, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, debt to equity adjustments, hyperinflationary adjustments, and partnerships.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Income Fund	$7,668,286	$0	$0	$5,514,792	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

142	PIMCO INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Income Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related consolidated statement of operations for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2023	143

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DBL	Deutsche Bank AG London	NSL	Nomura International PLC
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RYL	NatWest Markets Plc
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
JPS	J.P. Morgan Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	TWD	Taiwanese Dollar
GBP	British Pound	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand
ILS	Israeli Shekel

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR01M	1 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	PRIMEX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
EUR001M	1 Month EUR Swap Rate	US0001M	ICE 1-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

144	PIMCO INCOME FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	REMIC	Real Estate Mortgage Investment Conduit
BRL-CDI	Brazil Interbank Deposit Rate	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2023	145

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Income Fund	0.00%	0.00%	$6,468,966	$0	$4,820,802

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Income Fund	0.00%

146	PIMCO INCOME FUND

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0550	$0.0000	$0.0000	$0.0550

November 2022	$0.0550	$0.0000	$0.0000	$0.0550

December 2022	$0.0550	$0.0000	$0.0000	$0.0550

January 2023	$0.0550	$0.0000	$0.0000	$0.0550

February 2023	$0.0550	$0.0000	$0.0000	$0.0550

March 2023	$0.0550	$0.0000	$0.0000	$0.0550

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0541	$0.0000	$0.0000	$0.0541

November 2022	$0.0541	$0.0000	$0.0000	$0.0541

December 2022	$0.0541	$0.0000	$0.0000	$0.0541

January 2023	$0.0541	$0.0000	$0.0000	$0.0541

February 2023	$0.0541	$0.0000	$0.0000	$0.0541

March 2023	$0.0541	$0.0000	$0.0000	$0.0541

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0537	$0.0000	$0.0000	$0.0537

November 2022	$0.0537	$0.0000	$0.0000	$0.0537

December 2022	$0.0537	$0.0000	$0.0000	$0.0537

January 2023	$0.0537	$0.0000	$0.0000	$0.0537

February 2023	$0.0537	$0.0000	$0.0000	$0.0537

March 2023	$0.0537	$0.0000	$0.0000	$0.0537

ANNUAL REPORT	MARCH 31, 2023	147

Distribution Information (Cont.)

(Unaudited)

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0529	$0.0000	$0.0000	$0.0529

November 2022	$0.0529	$0.0000	$0.0000	$0.0529

December 2022	$0.0528	$0.0000	$0.0000	$0.0528

January 2023	$0.0528	$0.0000	$0.0000	$0.0528

February 2023	$0.0528	$0.0000	$0.0000	$0.0528

March 2023	$0.0528	$0.0000	$0.0000	$0.0528

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0516	$0.0000	$0.0000	$0.0516

November 2022	$0.0516	$0.0000	$0.0000	$0.0516

December 2022	$0.0515	$0.0000	$0.0000	$0.0515

January 2023	$0.0515	$0.0000	$0.0000	$0.0515

February 2023	$0.0515	$0.0000	$0.0000	$0.0515

March 2023	$0.0515	$0.0000	$0.0000	$0.0515

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0451	$0.0000	$0.0000	$0.0451

November 2022	$0.0452	$0.0000	$0.0000	$0.0452

December 2022	$0.0450	$0.0000	$0.0000	$0.0450

January 2023	$0.0451	$0.0000	$0.0000	$0.0451

February 2023	$0.0448	$0.0000	$0.0000	$0.0448

March 2023	$0.0450	$0.0000	$0.0000	$0.0450

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0494	$0.0000	$0.0000	$0.0494

November 2022	$0.0494	$0.0000	$0.0000	$0.0494

December 2022	$0.0493	$0.0000	$0.0000	$0.0493

January 2023	$0.0494	$0.0000	$0.0000	$0.0494

February 2023	$0.0492	$0.0000	$0.0000	$0.0492

March 2023	$0.0494	$0.0000	$0.0000	$0.0494

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

148	PIMCO INCOME FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2023	149

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

150	PIMCO INCOME FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy

ANNUAL REPORT	MARCH 31, 2023	151

Management of the Trust (Cont.)

(Unaudited)

Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.
(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

152	PIMCO INCOME FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2023	153

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

154	PIMCO INCOME FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	MARCH 31, 2023	155

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3013AR_033123

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2023	$5,848,934
	March 31, 2022	$6,230,407

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2023	$—
	March 31, 2022	$—

(c)	Fiscal Year Ended	Tax Fees
	March 31, 2023	$23,000
	March 31, 2022	$54,000

(d)	Fiscal Year Ended	All Other Fees (2)
	March 31, 2023	$—
	March 31, 2022	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	March 31, 2023	March 31, 2022
PIMCO Funds	$23,000	$54,000
Pacific Investment Management Company LLC (“PIMCO”)	20,623,949	17,032,691

Totals	$20,646,949	$17,086,691

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: May 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: May 31, 2023

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: May 31, 2023